UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03618

BRIGHTHOUSE FUNDS TRUST II

(Exact name of registrant as specified in charter)

One Financial Center Boston, MA 02111

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Michael P. Lawlor -------------------------- c/o Brighthouse Investment Advisers, LLC One Financial Center Boston, MA 02111	Brian McCabe, Esq. ------------------------------------- Ropes & Gray LLP Prudential Tower 800 Boylston Street Boston MA, 02199

Registrant’s telephone number, including area code:  980-949-5130

Date of fiscal year end:  December 31

Date of reporting period: January 1, 2018 through June 30, 2018

Item 1: Report to Shareholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”):

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Managed by Baillie Gifford Overseas Limited

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2018, the Class A, B, and E shares of the Baillie Gifford International Stock Portfolio returned -3.23%, -3.38%, and -3.34%, respectively. The Portfolio’s benchmark, the MSCI All Country World ex-U.S. Index1, returned -3.77%.

MARKET ENVIRONMENT / CONDITIONS

International equity markets were negative overall in the first six months of 2018, contributing to flat global equity markets and offsetting the positive performance of the U.S. stock market. Trade and rising protectionism were contributory factors while higher oil prices and tensions in the Gulf region were also a feature of the period. The U.S. government imposed a range of tariffs on imported goods, including a 25% duty on steel imports. China was a primary target of the increase in tariffs but the European Union, along with North American Free Trade Agreement (NAFTA) partners Mexico and Canada were also targeted. The withdrawal of the U.S. from the deal to ease Iranian sanctions, negotiated under the Obama Presidency, also unsettled markets with oil moving higher. Bond markets were flat to negative in anticipation of tightening policy, with emerging markets the most negative region across equities and bonds.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is managed on the basis of fundamental stock selection, with stocks selected in the expectation that they will be held within the Portfolio for at least 3-5 years. The portfolio manager typically buys stocks that exhibit growth characteristics, demonstrating sustainably higher returns on equity and higher earnings growth than the market as a whole. Due to the long term holding period, the turnover of the Portfolio, or rate at which stocks are bought and sold, is low, with less than 20% being usual. Portfolio positioning and returns are driven by the results of this stock picking approach as opposed to macro-economic considerations or asset allocation decisions.

The Portfolio outperformed its benchmark during the period due to positive stock selection contributions. A number of holdings within the Portfolio made a significant contribution to outperformance, either positively or negatively.

Constellation Software (Canada) performed well after announcing strong sales and earnings growth for the second quarter of 2018, although with operating margins slightly weaker than expected due to higher staff costs. Organic revenue growth was 5% year-on-year, with the contribution of recurring revenue increasing to close to 70%. The company grows primarily through acquisitions, buying small software businesses that have a strong position in niche markets. Capital allocation discipline is notable with the founder Mark Leonard at the helm.

After a troubling 2017, most notably in employee relations, Ryanair (Ireland), the European low-cost airline, seems to be back on track. Ryanair’s low fare model will likely keep ticket inflation below peers’ this calendar year, but this is more than offset by both passenger and ancillary growth expectations. The company continues to innovate new ways of eking additional pennies out of consumers’ pockets, most recently combining cabin baggage and priority boarding into one cost (if you don’t buy priority boarding, you can’t take a bag on board). Ryanair remains the cheapest yet most profitable of the European short haul airlines and has serially benefitted from the weakness of competitors to consolidate its competitive position over time.

Deutsche Boerse (Germany), the European stock exchange group, was a strong performer in spite of a temporary technical glitch with one of its trading systems. The new CEO appointed in January announced internal initiatives to improve profitability, whilst greater market volatility and higher interest rates were beneficial to revenues.

Other stocks that made a notable positive contribution to performance were building insulation specialist Kingspan (Ireland), diversified miner and iron ore giant Rio Tinto (United Kingdom) and Japanese stock and derivatives exchange operator, Japan Exchange (Japan).

Stocks that detracted from performance in the period included Kroton Educacional, the Brazilian education company, which is suffering from on-campus pricing pressure, largely due to increased competition. While revenue is projected to remain flat, there is near-term pressure on earnings. The company has been investing in technology and small bolt-on acquisitions in an effort to position itself for future success.

Copa Holdings (Panama), the Latin American airline, has continued to deliver strong sales and earnings growth, and higher margins. The company highlighted an expected 10% increase in jet fuel costs for the coming quarters but nonetheless maintained its full year operating margin forecast of 17-19%. Despite this, higher oil prices and concerns over Venezuela put pressure on the stock, with the market choosing to ignore the operational progress made by Copa. Our investment horizon means we focus on the long-term fundamental factors that drive the success of a company, rather than macro events and news flow which very often result in short term share price swings.

Other stocks that made a negative contribution to performance in the period included the jewellery retailer Pandora (Denmark), health insurer Discovery (South Africa) and supermarket chain Magnit (Russia).

We made a number of new investments over the period, including online fashion retailer Boohoo.com (U.K.). Like many of its online peers, the company operates with relatively low working capital and a lean supply chain which responds to short term demand. While fashion remains an occasionally challenging industry, the online operating model lessens the traditional retailer challenge of inventory management considerably, allowing the company to focus on brand promotion and manufacturing. Boohoo.com is focused on a low cost, high volume model aimed at the 16-24 demographic and we believe it is ideally placed to take share from traditional retailers in that market.

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Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Managed by Baillie Gifford Overseas Limited

Portfolio Manager Commentary*—(Continued)

We also initiated a position in Scout24 (Germany). Scout24 operates two listings websites, one for cars and one for houses, and both derive the majority of their revenues from Germany. The platform business model has a strong competitive position, with the potential to be extremely profitable due to the network effect of a marketplace, and because there are low incremental costs associated with incremental revenues. Scout24 appears to be under-monetized relative to global peers, and also at an earlier stage in its growth opportunity due to lower online penetration in its markets.

We sold the Portfolio’s holding in leading Chinese internet search engine Baidu (China). Baidu is facing a slowdown in its core business as competition from search within mobile phone applications takes market share. It has invested in several online to offline businesses, with mixed success: online travel company Ctrip has done well, but most others have struggled. In artificial intelligence, Baidu has committed a lot of resources and has leadership in certain areas, but it is not clear that they will be a long-term winner here. We also have concerns about the high levels of staff turnover and whether CEO/co-founder Robin Li’s management style is too autocratic.

The Portfolio also made additions to a number of stocks. Amongst others, additions were made to AIA (Hong Kong), Rio Tinto (U.K.), SAP (Germany), and SGS (Switzerland). These were funded by reductions to a number of larger holdings which had performed well, Naspers (South Africa), Ryanair (Ireland), Samsung Electronics (South Korea), and TSMC (Taiwan).

Overall positioning did not change significantly during the period, as might be expected given the low turnover and bottom up approach of the Portfolio. The Portfolio remained diversified with a strong focus on quality growth companies selected on a fundamental basis. At a sector and industry level this translates into a Portfolio that generally fares well in a positive economic climate. However, it is worth noting that the Portfolio had no exposure to the Energy sector at period end. As the U.S. has become the effective swing producer in traditional energy markets thanks to shale technology, the attractions of traditional producers in the international markets have diminished and the Energy sector has not been a source of attractive growth companies in recent years.

Angus Franklin

Jonathan Bates

Portfolio Managers

Baillie Gifford Overseas Limited

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

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Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ALL COUNTRY WORLD EX-U.S. INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2018

	6 Month	1 Year	5 Year	10 Year
Baillie Gifford International Stock Portfolio
Class A	-3.23	8.94	8.85	1.87
Class B	-3.38	8.62	8.57	1.61
Class E	-3.34	8.68	8.69	1.71
MSCI All Country World ex-U.S. Index	-3.77	7.28	6.00	2.54

1 The MSCI All Country World ex-U.S. Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. The Index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2018

Top Holdings

% of Net Assets
Naspers, Ltd.- N Shares	3.4
Taiwan Semiconductor Manufacturing Co., Ltd.	3.0
Samsung Electronics Co., Ltd.	2.9
SAP SE	2.7
Rio Tinto plc	2.5
Deutsche Boerse AG	2.5
MercadoLibre, Inc.	2.4
Nestle S.A.	2.2
Fairfax Financial Holdings, Ltd.	2.2
Japan Exchange Group, Inc.	2.1

Top Countries

% of Net Assets
Japan	11.8
United Kingdom	11.1
Germany	8.5
Ireland	5.7
Switzerland	5.6
Canada	5.5
Hong Kong	4.5
South Africa	4.4
Taiwan	4.0
Australia	3.9

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Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2018 through June 30, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Baillie Gifford International Stock Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period** January 1, 2018 to June 30, 2018
Class A (a)	Actual	0.73%	$1,000.00	$967.70	$3.56
	Hypothetical*	0.73%	$1,000.00	$1,021.18	$3.66

Class B (a)	Actual	0.98%	$1,000.00	$966.20	$4.78
	Hypothetical*	0.98%	$1,000.00	$1,019.94	$4.91

Class E (a)	Actual	0.88%	$1,000.00	$966.60	$4.29
	Hypothetical*	0.88%	$1,000.00	$1,020.43	$4.41

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

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Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—98.1% of Net Assets

Security Description	Shares	Value

Argentina—2.4%
MercadoLibre, Inc.	155,633	$46,523,373

Australia—3.9%
Cochlear, Ltd.	140,697	20,918,693
Rio Tinto plc	863,199	47,607,895
Seek, Ltd.	421,538	6,834,529

		75,361,117

Brazil—1.1%
Itau Unibanco Holding S.A. (ADR)	1,164,057	12,082,911
Kroton Educacional S.A.	3,920,400	9,427,370

		21,510,281

Canada—5.5%
Constellation Software, Inc.	43,662	33,861,174
Fairfax Financial Holdings, Ltd.	74,426	41,704,376
Restaurant Brands International, Inc.	293,145	17,682,576
Ritchie Bros. Auctioneers, Inc. (a)	348,653	11,896,040

		105,144,166

China—2.3%
Alibaba Group Holding, Ltd. (ADR) (a) (b)	151,626	28,131,172
Ctrip.com International, Ltd. (ADR) (b)	339,611	16,175,672

		44,306,844

Denmark—3.3%
DSV A/S	379,662	30,644,566
Novozymes A/S - B Shares	352,547	17,850,105
Pandora A/S	216,515	15,132,121

		63,626,792

Finland—2.3%
Kone Oyj - Class B	559,359	28,484,196
Sampo Oyj - A Shares	307,017	14,971,379

		43,455,575

France—3.5%
Edenred	859,539	27,126,370
Essilor International Cie Generale d’Optique S.A. (a)	116,459	16,431,450
Legrand S.A.	326,411	23,907,680

		67,465,500

Germany—8.5%
Brenntag AG	229,696	12,793,516
Continental AG	65,295	14,924,192
Deutsche Boerse AG	356,609	47,513,294
MTU Aero Engines AG	97,682	18,761,383
SAP SE	452,487	52,274,467
Scout24 AG	311,673	16,530,904

		162,797,756

Hong Kong—4.5%
AIA Group, Ltd.	4,120,000	35,667,808

Hong Kong—(Continued)
Hang Seng Bank, Ltd.	887,300	22,081,934
Hong Kong Exchanges and Clearing, Ltd.	948,000	28,405,409

		86,155,151

Ireland—5.7%
CRH plc	750,371	26,481,425
James Hardie Industries plc	838,564	14,114,922
Kingspan Group plc	621,893	31,094,868
Ryanair Holdings plc (ADR) (b)	336,377	38,424,345

		110,115,560

Japan—11.8%
Denso Corp.	408,500	19,872,078
FANUC Corp.	83,500	16,555,312
Japan Exchange Group, Inc.	2,127,700	39,512,929
Nidec Corp.	193,300	28,960,566
Shimano, Inc.	174,100	25,542,074
SMC Corp.	77,400	28,326,859
Sony Corp.	408,000	20,932,857
Sumitomo Mitsui Trust Holdings, Inc.	564,900	22,377,823
Toyota Tsusho Corp.	726,200	24,277,385

		226,357,883

Netherlands—1.5%
Heineken Holding NV	293,462	28,081,744

Panama—1.2%
Copa Holdings S.A. - Class A	242,804	22,974,114

Peru—1.2%
Credicorp, Ltd.	102,148	22,995,558

Russia—0.8%
Magnit PJSC (GDR)	854,138	15,345,903

Singapore—1.6%
United Overseas Bank, Ltd.	1,533,864	30,207,924

South Africa—4.4%
Discovery, Ltd.	1,702,346	18,289,273
Naspers, Ltd. - N Shares	258,179	65,431,567

		83,720,840

South Korea—3.7%
NAVER Corp.	24,322	16,621,659
Samsung Electronics Co., Ltd.	1,324,968	55,325,306

		71,946,965

Spain—3.2%
Bankinter S.A.	2,093,144	20,360,581
Grifols S.A.	469,966	14,094,849
Industria de Diseno Textil S.A. (a)	790,927	26,988,273

		61,443,703

See accompanying notes to financial statements.

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Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Sweden—3.4%
Atlas Copco AB - B Shares	1,163,562	$30,429,516
Epiroc AB (b)	1,163,562	10,652,534
Svenska Handelsbanken AB - A Shares	2,272,308	25,222,314

		66,304,364

Switzerland—5.6%
Cie Financiere Richemont S.A. (a)	225,742	19,124,143
Credit Suisse Group AG (a) (b)	1,477,754	22,177,441
Nestle S.A. (a)	552,939	42,806,758
Panalpina Welttransport Holding AG	21,382	2,911,300
SGS S.A.	7,859	20,937,125

		107,956,767

Taiwan—4.0%
Hon Hai Precision Industry Co., Ltd.	6,457,584	17,657,490
Taiwan Semiconductor Manufacturing Co., Ltd.	8,226,000	58,525,117

		76,182,607

United Kingdom—11.1%
ASOS plc (b)	168,182	13,541,442
boohoo.com plc (b)	6,660,547	17,076,548
Burberry Group plc	529,921	15,084,241
Experian plc	1,111,686	27,492,836
Hargreaves Lansdown plc	801,870	20,857,103
Howden Joinery Group plc	1,892,620	13,385,696
Just Eat plc (b)	3,003,763	30,877,271
Prudential plc	1,075,438	24,572,360
Rolls-Royce Holdings plc (b)	672,793	8,768,929
St. James’s Place plc	1,047,427	15,856,619
Unilever NV	479,004	26,701,868

		214,214,913

United States—1.6%
Pricesmart, Inc.	130,472	11,807,716
Spotify Technology S.A. (b)	116,997	19,683,575

		31,491,291

Total Common Stocks (Cost $1,408,812,435)		1,885,686,691

Preferred Stock—0.3%

Spain—0.3%
Grifols S.A. - Class B , (Cost $6,362,013)	261,847	5,633,946

Short-Term Investment—1.4%
Security Description	Principal Amount*	Value

Repurchase Agreement—1.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/29/18 at 0.800%, due on 07/02/18 with a maturity value of $27,539,607; collateralized by U.S. Treasury Note at 2.375%, maturing 01/31/23, with a market value of $28,089,810.	27,537,771	27,537,771

Total Short-Term Investments (Cost $27,537,771)		27,537,771

Securities Lending Reinvestments (c)—2.5%

Certificate of Deposit—0.1%
Natixis New York 2.427%, 1M LIBOR + 0.370%, 02/14/19 (d)	1,000,000	1,000,423

Commercial Paper—0.1%
ING Funding LLC 2.350%, 1M LIBOR + 0.320%, 02/08/19 (d)	1,500,000	1,500,438

Repurchase Agreements—1.5%
Citigroup Global Markets, Inc. Repurchase Agreement dated 05/03/18 at 2.180%, due on 07/06/18 with a maturity value of $2,007,751; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 8.750%, maturity dates ranging from 05/15/20 - 08/15/45, and various Common Stock with an aggregate market value of $2,108,575.	2,000,000	2,000,000
Deutsche Bank AG, London Repurchase Agreement dated 01/09/18 at 2.300%, due on 07/02/18 with a maturity value of $1,415,563; collateralized by various Common Stock with an aggregate market value of $1,562,692.	1,400,000	1,400,000
ING Bank NV Repurchase Agreement dated 05/21/18 at 2.190%, due on 07/02/18 with a maturity value of $1,704,344; collateralized by various Common Stock with an aggregate market value of $1,890,732.	1,700,000	1,700,000
Macquarie Bank, Ltd., London Repurchase Agreement dated 06/29/18 at 2.000%, due on 07/02/18 with a maturity value of $4,231,844; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.875%, maturity dates ranging from 07/19/18 - 02/15/46, and an aggregate market value of $4,317,729.	4,231,139	4,231,139
NBC Global Finance, Ltd.
Repurchase Agreement dated 11/30/17 at 2.080%, due on 07/02/18 with a maturity value of $4,454,404; collateralized by various Common Stock with an aggregate market value of $4,896,721.	4,400,000	4,400,000
Repurchase Agreement dated 03/16/18 at 2.080%, due on 07/02/18 with a maturity value of $4,226,208; collateralized by various Common Stock with an aggregate market value of $4,674,143.	4,200,000	4,200,000
Repurchase Agreement dated 04/23/18 at 2.110%, due on 07/06/18 with a maturity value of $1,255,422; collateralized by various Common Stock with an aggregate market value of $1,391,114.	1,250,000	1,250,000

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Societe Generale
Repurchase Agreement dated 03/08/18 at 2.050%, due on 07/02/18 with a maturity value of $3,925,762; collateralized by various Common Stock with an aggregate market value of $4,340,122.	3,900,000	$3,900,000
Repurchase Agreement dated 03/16/18 at 2.050%, due on 07/02/18 with a maturity value of $2,917,835; collateralized by various Common Stock with an aggregate market value of $3,227,271.	2,900,000	2,900,000
Repurchase Agreement dated 03/21/18 at 2.050%, due on 07/02/18 with a maturity value of $3,665,902; collateralized by various Common Stock with an aggregate market value of $4,055,817.	3,644,526	3,644,526

		29,625,665

Time Deposits—0.8%
Australia New Zealand Bank 1.900%, 07/02/18	2,000,000	2,000,000
Credit Industriel et Commercial (NY) 1.950%, 07/02/18	2,000,000	2,000,000
DNB Bank ASA 1.870%, 07/02/18	2,000,000	2,000,000
DZ Bank AG 1.890%, 07/02/18	2,000,000	2,000,000
Nordea Bank New York 1.880%, 07/02/18	2,000,000	2,000,000
Santander UK Group Holdings plc 1.900%, 07/02/18	2,000,000	2,000,000
Standard Chartered plc 1.900%, 07/02/18	2,000,000	2,000,000
Svenska Handelsbanken AB 1.870%, 07/02/18	2,000,000	2,000,000

		16,000,000

Total Securities Lending Reinvestments (Cost $48,125,665)		48,126,526

Total Investments—102.3% (Cost $1,490,837,884)		1,966,984,934
Other assets and liabilities (net)—(2.3)%		(43,912,230)

Net Assets—100.0%		$1,923,072,704

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2018, the market value of securities loaned was $46,555,698 and the collateral received consisted of cash in the amount of $48,125,664. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2018.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(ADR)—	American Depositary Receipt
(GDR)—	Global Depositary Receipt
(LIBOR)—	London Interbank Offered Rate

Ten Largest Industries as of June 30, 2018 (Unaudited)	% of Net Assets
Capital Markets	9.1
Internet Software & Services	8.2
Banks	8.1
Insurance	7.0
Machinery	6.0
Software	4.5
Media	3.4
Airlines	3.2
Semiconductors & Semiconductor Equipment	3.0
Technology Hardware, Storage & Peripherals	2.9

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2018:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	$46,523,373	$—	$—	$46,523,373
Australia	—	75,361,117	—	75,361,117
Brazil	21,510,281	—	—	21,510,281
Canada	105,144,166	—	—	105,144,166
China	44,306,844	—	—	44,306,844
Denmark	—	63,626,792	—	63,626,792
Finland	—	43,455,575	—	43,455,575
France	—	67,465,500	—	67,465,500
Germany	—	162,797,756	—	162,797,756
Hong Kong	—	86,155,151	—	86,155,151
Ireland	38,424,345	71,691,215	—	110,115,560
Japan	—	226,357,883	—	226,357,883
Netherlands	—	28,081,744	—	28,081,744
Panama	22,974,114	—	—	22,974,114
Peru	22,995,558	—	—	22,995,558
Russia	—	15,345,903	—	15,345,903
Singapore	—	30,207,924	—	30,207,924
South Africa	—	83,720,840	—	83,720,840
South Korea	—	71,946,965	—	71,946,965
Spain	—	61,443,703	—	61,443,703
Sweden	10,652,534	55,651,830	—	66,304,364
Switzerland	—	107,956,767	—	107,956,767
Taiwan	—	76,182,607	—	76,182,607
United Kingdom	—	214,214,913	—	214,214,913
United States	31,491,291	—	—	31,491,291
Total Common Stocks	344,022,506	1,541,664,185	—	1,885,686,691
Total Preferred Stock*	—	5,633,946	—	5,633,946
Total Short-Term Investment*	—	27,537,771	—	27,537,771
Total Securities Lending Reinvestments*	—	48,126,526	—	48,126,526
Total Investments	$344,022,506	$1,622,962,428	$—	$1,966,984,934

Collateral for Securities Loaned (Liability)	$—	$(48,125,664)	$—	$(48,125,664)

*	See Schedule of Investments for additional detailed categorizations.

Transfers from Level 2 to Level 1 in the amount of $20,802,326 were due to the discontinuation of a systematic fair valuation model factor.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

Assets
Investments at value (a) (b)	$1,966,984,934
Cash denominated in foreign currencies (c)	447,557
Receivable for:
Investments sold	62,335
Fund shares sold	750,339
Dividends and interest	5,352,352

Total Assets	1,973,597,517
Liabilities
Collateral for securities loaned	48,125,664
Payables for:
Investments purchased	300,403
Fund shares redeemed	189,237
Accrued Expenses:
Management fees	1,074,043
Distribution and service fees	71,302
Deferred trustees’ fees	140,047
Other expenses	624,117

Total Liabilities	50,524,813

Net Assets	$1,923,072,704

Net Assets Consist of:
Paid in surplus	$1,350,610,200
Undistributed net investment income	18,451,941
Accumulated net realized gain	77,883,057
Unrealized appreciation on investments and foreign currency transactions	476,127,506

Net Assets	$1,923,072,704

Net Assets
Class A	$1,577,137,836
Class B	326,766,488
Class E	19,168,380
Capital Shares Outstanding*
Class A	122,735,356
Class B	25,811,065
Class E	1,506,416
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.85
Class B	12.66
Class E	12.72

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,490,837,884.
(b)	Includes securities loaned at value of $46,555,698.
(c)	Identified cost of cash denominated in foreign currencies was $448,388.

Statement of Operations

Six Months Ended June 30, 2018 (Unaudited)

Investment Income
Dividends (a)	$24,117,421
Non cash dividends	1,634,882
Interest	45,901
Securities lending income	221,898

Total investment income	26,020,102
Expenses
Management fees	7,336,366
Administration fees	29,253
Custodian and accounting fees	313,468
Distribution and service fees — Class B	433,817
Distribution and service fees — Class E	15,363
Audit and tax services	26,899
Legal	21,433
Trustees’ fees and expenses	20,714
Shareholder reporting	61,396
Insurance	5,894
Miscellaneous	89,425

Total expenses	8,354,028
Less management fee waiver	(1,142,465)

Net expenses	7,211,563

Net Investment Income	18,808,539

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	80,218,876
Foreign currency transactions	(440,069)

Net realized gain	79,778,807

Net change in unrealized depreciation on:
Investments	(161,081,504)
Foreign currency transactions	(124,921)

Net change in unrealized depreciation	(161,206,425)

Net realized and unrealized loss	(81,427,618)

Net Decrease in Net Assets From Operations	$(62,619,079)

(a)	Net of foreign withholding taxes of $2,975,506.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$18,808,539	$21,464,894
Net realized gain	79,778,807	109,990,740
Net change in unrealized appreciation (depreciation)	(161,206,425)	407,661,229

Increase (decrease) in net assets from operations	(62,619,079)	539,116,863

From Distributions to Shareholders
Net investment income
Class A	(18,443,225)	(17,587,214)
Class B	(3,023,120)	(3,469,294)
Class E	(196,972)	(232,526)

Total distributions	(21,663,317)	(21,289,034)

Increase (decrease) in net assets from capital share transactions	159,036,624	(321,838,239)

Total increase in net assets	74,754,228	195,989,590

Net Assets
Beginning of period	1,848,318,476	1,652,328,886

End of period	$1,923,072,704	$1,848,318,476

Undistributed net investment income
End of period	$18,451,941	$21,306,719

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	17,510,414	$234,790,027	431,646	$5,060,048
Reinvestments	1,382,551	18,443,225	1,487,920	17,587,214
Redemptions	(5,565,557)	(76,610,373)	(23,217,031)	(280,691,731)

Net increase (decrease)	13,327,408	$176,622,879	(21,297,465)	$(258,044,469)

Class B
Sales	1,020,336	$13,664,118	967,341	$11,333,315
Reinvestments	230,070	3,023,120	297,794	3,469,294
Redemptions	(2,425,330)	(32,420,119)	(6,445,066)	(75,960,334)

Net decrease	(1,174,924)	$(15,732,881)	(5,179,931)	$(61,157,725)

Class E
Sales	64,368	$866,395	85,936	$979,935
Reinvestments	14,911	196,972	19,874	232,526
Redemptions	(217,442)	(2,916,741)	(324,586)	(3,848,506)

Net decrease	(138,163)	$(1,853,374)	(218,776)	$(2,636,045)

Increase (decrease) derived from capital shares transactions		$159,036,624		$(321,838,239)

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$13.43		$10.06	$9.71		$10.07	$10.54	$9.28

Income (Loss) from Investment Operations
Net investment income (a)	0.14		0.15	0.15	(b)	0.16	0.16	0.16
Net realized and unrealized gain (loss) on investments	(0.57)		3.37	0.36		(0.34)	(0.48)	1.26

Total from investment operations	(0.43)		3.52	0.51		(0.18)	(0.32)	1.42

Less Distributions
Distributions from net investment income	(0.15)		(0.15)	(0.16)		(0.18)	(0.15)	(0.16)

Total distributions	(0.15)		(0.15)	(0.16)		(0.18)	(0.15)	(0.16)

Net Asset Value, End of Period	$12.85		$13.43	$10.06		$9.71	$10.07	$10.54

Total Return (%) (c)	(3.23	)(d)	35.15	5.38		(1.97)	(3.10)	15.54

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.85	(e)	0.85	0.85		0.87	0.87	0.87
Net ratio of expenses to average net assets (%) (f)	0.73	(e)	0.73	0.73		0.74	0.75	0.77
Ratio of net investment income to average net assets (%)	2.08	(e)	1.24	1.49	(b)	1.56	1.58	1.70
Portfolio turnover rate (%)	16	(d)	8	11		12	8	19
Net assets, end of period (in millions)	$1,577.1		$1,469.7	$1,315.2		$1,361.8	$1,490.0	$1,680.7

	Class B
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$13.22		$9.90	$9.56		$9.91	$10.38	$9.15

Income (Loss) from Investment Operations
Net investment income (a)	0.12		0.12	0.12	(b)	0.13	0.14	0.13 (g)
Net realized and unrealized gain (loss) on investments	(0.56)		3.32	0.35		(0.33)	(0.48)	1.23

Total from investment operations	(0.44)		3.44	0.47		(0.20)	(0.34)	1.36

Less Distributions
Distributions from net investment income	(0.12)		(0.12)	(0.13)		(0.15)	(0.13)	(0.13)

Total distributions	(0.12)		(0.12)	(0.13)		(0.15)	(0.13)	(0.13)

Net Asset Value, End of Period	$12.66		$13.22	$9.90		$9.56	$9.91	$10.38

Total Return (%) (c)	(3.38	)(d)	34.89	5.05		(2.17)	(3.34)	15.14

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.10	(e)	1.10	1.10		1.12	1.12	1.13
Net ratio of expenses to average net assets (%) (f)	0.98	(e)	0.98	0.98		0.99	1.00	1.03
Ratio of net investment income to average net assets (%)	1.82	(e)	0.99	1.25	(b)	1.31	1.32	1.34 (g)
Portfolio turnover rate (%)	16	(d)	8	11		12	8	19
Net assets, end of period (in millions)	$326.8		$356.7	$318.6		$336.0	$387.3	$434.8

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$13.29		$9.96	$9.61		$9.97	$10.43	$9.19

Income (Loss) from Investment Operations
Net investment income (a)	0.13		0.13	0.13	(b)	0.14	0.15	0.15
Net realized and unrealized gain (loss) on investments	(0.57)		3.33	0.36		(0.34)	(0.48)	1.23

Total from investment operations	(0.44)		3.46	0.49		(0.20)	(0.33)	1.38

Less Distributions
Distributions from net investment income	(0.13)		(0.13)	(0.14)		(0.16)	(0.13)	(0.14)

Total distributions	(0.13)		(0.13)	(0.14)		(0.16)	(0.13)	(0.14)

Net Asset Value, End of Period	$12.72		$13.29	$9.96		$9.61	$9.97	$10.43

Total Return (%) (c)	(3.34	)(d)	34.92	5.24		(2.15)	(3.19)	15.30

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.00	(e)	1.00	1.00		1.02	1.02	1.02
Net ratio of expenses to average net assets (%) (f)	0.88	(e)	0.88	0.88		0.89	0.90	0.92
Ratio of net investment income to average net assets (%)	1.92	(e)	1.08	1.34	(b)	1.42	1.43	1.56
Portfolio turnover rate (%)	16	(d)	8	11		12	8	19
Net assets, end of period (in millions)	$19.2		$21.9	$18.6		$19.8	$22.8	$26.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.05% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(g)	Net investment income per share and the ratio of net investment income to average net assets for Class B during 2013 were impacted by the timing of dividends received from the Portfolio’s investments and the assets received through a merger with the Met Investors Series Trust American Funds International Portfolio.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—June 30, 2018 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Baillie Gifford International Stock Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-13

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

BHFTII-14

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, adjustments to prior period accumulated balances, broker commission recapture and expired capital loss carryforwards. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2018, the Portfolio had direct investments in repurchase agreements with a gross value of $27,537,771. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $29,625,665. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTII-15

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2018, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2018 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$425,516,646	$0	$284,412,021

BHFTII-16

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2018	% per annum	Average Daily Net Assets
$7,336,366	0.860%	Of the first $500 million
	0.800%	Of the next $500 million
	0.750%	On amounts in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Baillie Gifford Overseas Limited (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.080%	On amounts over $156.25 million and under $400 million
0.180%	Of the next $100 million
0.120%	Of the next to $400 million
0.150%	On amounts in excess of $900 million

An identical expense agreement was in place for the period May 1, 2017 to April 30, 2018. Amounts waived for the six months ended June 30, 2018 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, B and E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTII-17

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2018 was as follows:

Cost basis of investments	$1,492,733,635

Gross unrealized appreciation	521,412,082
Gross unrealized depreciation	(47,160,783)

Net unrealized appreciation (depreciation)	$474,251,299

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$21,289,034	$26,806,348	$—	$—	$21,289,034	$26,806,348

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$21,452,290	$—	$635,438,180	$—	$—	$656,890,470

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2017, the Portfolio utilized capital loss carryforwards of $110,177,360.

As of December 31, 2017, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

BHFTII-18

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2018, the Class A, B, and E shares of the BlackRock Bond Income Portfolio returned -1.38%, -1.51%, and -1.46%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1, returned -1.62%.

MARKET ENVIRONMENT / CONDITIONS

The first half of 2018 was characterized by solid U.S. growth and less accommodative monetary policy from developed market central banks, rising market volatility, elevated geopolitical risk abroad, and fears around trade-related tensions. Global economic activity indicators continued to point to above-trend growth, albeit largely driven by the U.S. as the Eurozone published mixed data, and emerging markets continued to be rocked by the market’s risk off sentiment, tighter global funding conditions and a strengthening U.S. dollar.

10-year U.S. Treasury yields started the year at 2.4% and steadily drifted higher to a high of 2.95% in the middle of February before gradually moving lower for the second half of the first quarter to end March at 2.81%. We then saw rates sell off early in the second quarter, moving above 3.1% for the first time in over four years in May, before reversing trend as safe-haven bids increased around the political uncertainty regarding the Italian elections and ended the period at 2.86%. The main drivers of higher rates stemmed from optimism around growth as a result of fiscal stimulus in the U.S., the market pricing in the higher issuance in the Treasury market that would be a result of increasing deficits (both fiscal and budget) and higher inflation down the pipeline as a result of declining slack in the economy and rising wages. However, growing concerns around trade tensions with China, continued turnover in President Trump’s cabinet and elevated geopolitical uncertainties were the drivers of a “safe haven” rally in the Treasury market.

In the U.S., as widely expected for both times, the Federal Open Market Committee (the “FOMC”) raised the target range for the Federal Funds rate by 25 basis points (“bps”) twice this year, in March and in June. On the back of firm domestic growth (2.8% real Gross Domestic Product forecast at year-end) and continued improvements in the labor market (3.6% unemployment rate projected by the end of 2018), the Federal Reserve signaled a convergence towards its 2% symmetric inflation target and upgraded its overall economic outlook.

Turning to Europe, headlines from Italy in May shook the global markets, as political uncertainty in its government formation spawned a crisis in Italian bonds. Political angst eventually dampened and Italian bond yields began to recover towards quarter end. In terms of monetary policy, the European Central Bank (“ECB”) announced that it will end its Quantitative Easing program in December this year, with the final pace of asset purchases being tapered down to €15bn per month for the final quarter (from the current €30bn monthly pace). In addition, ECB President Draghi stated that interest rates will remain at present levels “at least through the summer of 2019 and in any case for as long as necessary to ensure that the evolution of inflation remains aligned with the current expectations of a sustained adjustment path”.

PORTFOLIO REVIEW / PERIOD END POSITIONING

We began 2018 positioned with a preference for the front end of the yield curve given the attractive risk versus reward profile relative to longer-dated Treasuries. We also emphasized carry-oriented opportunities within high quality assets with less interest rate risk by holding overweight exposure to securitized assets (non-agency mortgages and collateralized loan obligations, in particular).

The Portfolio’s out-of-index allocations to non-agency mortgages and collateralized loan obligations, and our overweights to municipal bonds contributed positively to performance during the period, while our overweight to emerging markets was the primary detractor to performance.

During the first quarter of 2018, while maintaining an underweight, we tactically increased duration as a hedge, mostly concentrated on the front end of the yield curve. We also remained convicted on emerging markets debt and ended the first quarter with an overweight in the sector, as synchronized developed market growth bodes well for the asset class. Fundamentals and technicals remained extremely supportive, while valuations resembled broader market richness. We maintained the Portfolio’s allocation to emerging Asia with a preference for Indonesia and China, and select countries in Latin America.

BHFTII-1

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*—(Continued)

Into the second quarter of 2018, we maintained our underweight duration posture relative to the benchmark. While firming inflation and growth in the U.S. this year alongside increased Treasury issuance needs have put upward pressure on rates, geopolitical risk and dovish ECB rhetoric places a meaningful cap on how high they can go in the near term. At period end, we remained very tactical in our duration management given these crosscurrents. Meanwhile, we reduced the Portfolio’s overweight to emerging markets across countries given the broad-based selling pressure in the sector during the second quarter amidst tightening financial conditions from a stronger U.S. dollar and higher developed market rates. At the end of the period, we held long U.S. dollar exposure versus other developed market currencies as a hedge in the Portfolio.

Throughout the period, we gradually reduced the Portfolio’s exposures to corporate credit as we turned more cautious on corporate credit in the near-term with a preference for banks and technology. In high yield, we maintained the Portfolio’s small allocation to the sector and continued to favor the issuers we selected for their idiosyncratic stories, mainly on the front end of the credit curve given how little investors are compensated for holding longer-dated bonds, rather than holding common index names. While keeping the overall risk level low for the period, we utilized exposures to derivatives, including options with upside convexity in our macro strategies and emerging market foreign currency allocations to provide diversified sources of alpha generation while protecting downside in the Portfolio. The Portfolio’s derivative positions performed as expected during the reporting period. Lastly, at period end, we continued to hold an overweight exposure to securitized assets, as we believe the sector should continue to be supported by strong demand, healthy fundamentals, and attractive relative valuations.

Rick Rieder

Bob Miller

David Rogal

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX

SIX MONTH RETURN & SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2018

	6 Month	1 Year	5 Year	10 Year
BlackRock Bond Income Portfolio
Class A	-1.38	-0.13	2.89	4.06
Class B	-1.51	-0.39	2.63	3.80
Class E	-1.46	-0.29	2.73	3.91
Bloomberg Barclays U.S. Aggregate Bond Index	-1.62	-0.40	2.27	3.72

1 The Bloomberg Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2018

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	41.8
Corporate Bonds & Notes	29.9
Asset-Backed Securities	13.5
Municipals	6.3
Mortgage-Backed Securities	5.7
Foreign Government	3.3
Floating Rate Loans	2.0
Preferred Stocks	0.2
Purchased Options	0.2

BHFTII-3

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2018 through June 30, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Bond Income Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period** January 1, 2018 to June 30, 2018
Class A	Actual	0.48%	$1,000.00	$986.20	$2.36
	Hypothetical*	0.48%	$1,000.00	$1,022.41	$2.41

Class B	Actual	0.73%	$1,000.00	$984.90	$3.59
	Hypothetical*	0.73%	$1,000.00	$1,021.18	$3.66

Class E	Actual	0.63%	$1,000.00	$985.40	$3.10
	Hypothetical*	0.63%	$1,000.00	$1,021.67	$3.16

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

BHFTII-4

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2018

U.S. Treasury & Government Agencies—41.8% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—30.5%
Fannie Mae 15 Yr. Pool 2.000%, 10/01/31	274,254	$259,860
2.000%, 11/01/31	3,391,420	3,213,393
2.000%, 12/01/31	359,920	341,028
2.000%, 03/01/32	2,151,701	2,038,761
2.500%, 09/01/27	322,806	316,149
2.500%, 02/01/28	38,171	37,378
2.500%, 04/01/28	94,613	92,646
2.500%, 08/01/28	256,274	250,950
2.500%, 01/01/30	1,380,772	1,347,442
2.500%, 02/01/30	168,993	165,247
2.500%, 03/01/30	285,997	279,254
2.500%, 07/01/30	961,441	938,553
2.500%, 08/01/30	3,283,144	3,206,349
2.500%, 09/01/30	1,623,052	1,584,768
2.500%, 11/01/30	3,272,579	3,195,337
2.500%, 03/01/31	191,642	187,660
2.500%, 06/01/31	915,040	891,172
2.500%, 07/01/31	515,148	501,712
2.500%, 08/01/31	90,409	88,051
2.500%, 10/01/31	4,371,934	4,257,892
2.500%, 11/01/31	2,737,417	2,665,588
2.500%, 01/01/32	8,204,505	7,997,162
2.500%, 02/01/32	128,967	125,405
2.500%, 03/01/32	419,124	407,550
2.500%, 08/01/32	3,122,032	3,036,539
2.500%, 02/01/33	5,648,498	5,515,237
3.000%, 04/01/28	199,683	199,653
3.000%, 05/01/28	253,685	253,645
3.000%, 10/01/28	435,045	434,530
3.000%, 11/01/28	3,302,434	3,301,921
3.000%, 12/01/28	974,796	971,840
3.000%, 01/01/29	323,843	323,184
3.000%, 04/01/29	1,394,366	1,394,148
3.000%, 05/01/29	1,949,124	1,946,603
3.000%, 08/01/29	2,369,922	2,369,477
3.000%, 10/01/29	587,048	586,957
3.000%, 03/01/30	1,151,394	1,151,215
3.000%, 04/01/30	993,065	990,775
3.000%, 05/01/30	1,471,907	1,468,511
3.000%, 07/01/30	1,183,812	1,180,735
3.000%, 08/01/30	5,446,485	5,433,910
3.000%, 09/01/30	2,321,486	2,315,670
3.000%, 08/01/31	5,580,757	5,559,086
3.000%, 09/01/31	546,072	543,633
3.000%, 09/01/32	1,032,844	1,031,649
3.000%, TBA (a)	2,399,000	2,384,917
3.500%, 08/01/28	582,103	591,411
3.500%, 10/01/28	3,288,267	3,340,802
3.500%, 11/01/28	3,626,398	3,681,452
3.500%, 02/01/29	5,334,246	5,410,625
3.500%, 04/01/29	1,350,493	1,367,798
3.500%, 05/01/29	3,268,977	3,316,463
3.500%, 06/01/29	2,413,054	2,451,575
3.500%, 07/01/29	1,671,695	1,694,800
3.500%, 09/01/29	209,022	212,382

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 15 Yr. Pool 3.500%, 08/01/30	1,034,594	1,049,297
3.500%, 11/01/32	235,277	238,411
3.500%, 01/01/33	160,190	162,327
4.000%, 02/01/25	2,430,452	2,494,868
4.000%, 09/01/25	469,030	481,613
4.000%, 10/01/25	1,357,505	1,393,839
4.000%, 01/01/26	434,018	445,578
4.000%, 04/01/26	312,299	321,478
4.000%, 07/01/26	1,244,967	1,279,042
4.000%, 08/01/26	643,070	660,770
4.500%, 12/01/20	270,937	272,961
4.500%, 02/01/25	378,908	391,584
4.500%, 04/01/25	77,920	80,518
4.500%, 07/01/25	290,807	300,571
4.500%, 06/01/26	1,924,790	1,988,950
Fannie Mae 20 Yr. Pool 3.000%, 10/01/36	120,548	118,975
3.000%, 11/01/36	1,218,108	1,202,207
3.000%, 12/01/36	1,849,978	1,825,828
5.000%, 05/01/23	1,995	2,115
Fannie Mae 30 Yr. Pool 3.000%, 12/01/42	7,736,612	7,564,510
3.000%, 01/01/43	5,205,118	5,087,579
3.000%, 02/01/43	2,451,741	2,396,023
3.000%, 03/01/43	20,174,909	19,713,680
3.000%, 04/01/43	13,378,070	13,071,926
3.000%, 05/01/43	18,249,382	17,835,517
3.000%, 06/01/43	2,345,303	2,291,842
3.000%, 07/01/43	1,309,699	1,279,451
3.000%, 08/01/43	1,074,175	1,049,456
3.000%, 06/01/46	830,523	808,971
3.000%, 08/01/46	89,021	86,781
3.000%, 09/01/46	1,278,171	1,245,179
3.000%, 11/01/46	4,468,870	4,345,845
3.000%, 01/01/47	421,634	410,534
3.000%, 02/01/47	1,016,673	988,737
3.000%, 03/01/47	3,325,509	3,231,857
3.000%, TBA (a)	16,627,058	16,106,812
3.500%, 01/01/42	792,736	795,855
3.500%, 04/01/42	547,252	548,722
3.500%, 05/01/42	342,815	343,787
3.500%, 06/01/42	946,793	950,556
3.500%, 07/01/42	120,240	120,667
3.500%, 08/01/42	205,903	206,636
3.500%, 10/01/42	1,461,935	1,466,381
3.500%, 11/01/42	2,564,508	2,570,849
3.500%, 12/01/42	1,418,565	1,424,009
3.500%, 01/01/43	863,118	866,562
3.500%, 02/01/43	1,497,107	1,501,323
3.500%, 03/01/43	3,937,593	3,954,907
3.500%, 04/01/43	125,078	125,661
3.500%, 05/01/43	295,460	295,943
3.500%, 06/01/43	1,289,240	1,291,027
3.500%, 07/01/43	14,077,652	14,133,405
3.500%, 08/01/43	7,748,024	7,764,477
3.500%, 09/01/43	131,691	132,210

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2018

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool 3.500%, 10/01/43	142,939	$143,802
3.500%, 11/01/43	1,271,929	1,273,695
3.500%, 01/01/44	4,318,915	4,342,304
3.500%, 05/01/44	2,113,850	2,126,590
3.500%, 06/01/44	10,817,592	10,855,891
3.500%, 07/01/44	55,386	55,463
3.500%, 02/01/45	1,104,413	1,106,120
3.500%, 07/01/45	3,420,750	3,423,665
3.500%, 10/01/45	1,721,727	1,718,784
3.500%, 11/01/45	3,625,655	3,638,703
3.500%, 12/01/45	859,962	864,932
3.500%, 03/01/46	1,256,527	1,255,125
3.500%, 04/01/46	1,916,435	1,914,943
3.500%, 05/01/46	789,876	788,856
3.500%, 06/01/46	3,469,039	3,464,334
3.500%, 08/01/46	1,631,533	1,629,140
3.500%, 09/01/46	1,729,164	1,728,259
3.500%, 11/01/46	3,152,409	3,156,879
3.500%, 12/01/46	3,680,561	3,679,243
3.500%, 01/01/47	8,022,941	8,040,597
3.500%, 02/01/47	640,675	641,467
3.500%, 05/01/47	2,122,432	2,122,186
3.500%, 06/01/47	1,297,943	1,296,071
3.500%, 07/01/47	927,155	926,720
3.500%, 09/01/47	901,215	901,361
3.500%, 10/01/47	281,742	282,090
3.500%, 11/01/47	1,520,943	1,524,645
3.500%, 12/01/47	10,435,184	10,437,892
3.500%, 01/01/48	6,722,059	6,722,881
3.500%, TBA (a)	213,842	212,836
4.000%, 08/01/33	1,242,685	1,267,543
4.000%, 06/01/39	911,954	936,474
4.000%, 12/01/39	84,650	86,920
4.000%, 07/01/40	1,106,595	1,136,277
4.000%, 08/01/40	2,017,347	2,071,934
4.000%, 10/01/40	5,452,718	5,607,408
4.000%, 11/01/40	359,134	368,851
4.000%, 12/01/40	1,859,695	1,910,000
4.000%, 04/01/41	179,346	184,193
4.000%, 09/01/41	4,654,830	4,780,669
4.000%, 10/01/41	302,537	310,732
4.000%, 12/01/41	1,234,736	1,275,779
4.000%, 01/01/42	1,230,205	1,263,524
4.000%, 02/01/42	3,008,681	3,090,144
4.000%, 05/01/42	1,187,928	1,224,007
4.000%, 06/01/42	654,383	672,068
4.000%, 07/01/42	4,531,730	4,679,375
4.000%, 08/01/42	336,620	345,731
4.000%, 09/01/42	846,732	869,627
4.000%, 12/01/42	2,427,920	2,502,644
4.000%, 01/01/43	1,042,995	1,071,217
4.000%, 03/01/43	213,535	219,568
4.000%, 10/01/43	775,319	796,288
4.000%, 11/01/43	3,728,069	3,851,974
4.000%, 01/01/44	2,684,600	2,773,818
4.000%, 02/01/44	2,584,457	2,670,313

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool 4.000%, 05/01/44	3,868,507	3,995,361
4.000%, 07/01/44	241,704	247,617
4.000%, 08/01/44	861,104	889,720
4.000%, 12/01/44	2,341,893	2,413,753
4.000%, 01/01/45	389,880	402,029
4.000%, 02/01/45	1,205,901	1,241,784
4.000%, 03/01/45	1,047,808	1,076,073
4.000%, 04/01/45	955,806	985,648
4.000%, 05/01/45	976,183	1,005,653
4.000%, 10/01/45	6,333,949	6,527,345
4.000%, 11/01/45	2,393,996	2,465,772
4.000%, 12/01/45	4,909,631	5,044,177
4.000%, 01/01/46	5,115,829	5,230,310
4.000%, 02/01/46	1,729,989	1,775,854
4.000%, 06/01/46	3,989,617	4,090,531
4.000%, 11/01/46	300,138	308,940
4.000%, 12/01/46	1,400,023	1,439,501
4.000%, 01/01/47	1,630,725	1,677,331
4.000%, 03/01/47	2,614,559	2,682,304
4.000%, 08/01/47	1,045,212	1,071,092
4.000%, 03/01/48	2,711,280	2,793,122
4.000%, 04/01/48	1,696,301	1,747,019
4.500%, 08/01/39	1,355,303	1,424,934
4.500%, 11/01/39	381,618	401,280
4.500%, 01/01/40	42,354	44,559
4.500%, 04/01/40	96,146	101,155
4.500%, 05/01/40	253,094	266,274
4.500%, 06/01/40	230,306	242,260
4.500%, 07/01/40	479,243	504,214
4.500%, 08/01/40	3,175,636	3,340,338
4.500%, 11/01/40	904,897	952,074
4.500%, 07/01/41	271,416	285,571
4.500%, 08/01/41	36,200	37,721
4.500%, 09/01/41	975,402	1,023,864
4.500%, 10/01/41	195,220	205,237
4.500%, 01/01/42	188,142	197,922
4.500%, 06/01/42	160,885	167,645
4.500%, 08/01/42	1,055,261	1,104,963
4.500%, 09/01/42	2,908,812	3,060,200
4.500%, 09/01/43	1,101,111	1,152,906
4.500%, 10/01/43	1,449,521	1,517,666
4.500%, 12/01/43	1,734,544	1,816,445
4.500%, 01/01/44	1,800,001	1,890,709
4.500%, 09/01/45	815,755	860,207
4.500%, 11/01/45	518,085	545,603
4.500%, 12/01/45	1,326,414	1,390,263
4.500%, 09/01/46	690,684	731,284
4.500%, TBA (a)	8,837,000	9,201,602
5.000%, 11/01/32	4,659	4,978
5.000%, 09/01/35	224,095	239,993
5.000%, 06/01/39 (b)	9,673,066	10,357,628
5.000%, 04/01/41	36,561	39,219
5.000%, 07/01/41	448,060	480,678
5.000%, 08/01/41	409,555	437,755
5.000%, 01/01/42	51,746	54,862
5.000%, TBA (a)	2,460,000	2,605,905

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2018

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool 5.500%, 11/01/32	1,094,688	$1,185,032
5.500%, 12/01/32	187,895	203,469
5.500%, 01/01/33	725,263	784,605
5.500%, 12/01/33	247,674	269,053
5.500%, 05/01/34	1,965,953	2,138,587
5.500%, 08/01/37	2,026,277	2,204,336
5.500%, 02/01/38	347,700	379,265
5.500%, 03/01/38	220,175	240,359
5.500%, 04/01/38	112,901	121,001
5.500%, 06/01/38	405,667	441,963
5.500%, 12/01/38	118,471	126,970
5.500%, 01/01/39	344,446	372,294
5.500%, 08/01/39	278,173	303,424
5.500%, 12/01/39	459,270	494,603
5.500%, 04/01/40	70,670	75,958
5.500%, 04/01/41	290,353	313,793
5.500%, TBA (a)	3,696,000	3,963,094
6.000%, 02/01/34	227,776	251,021
6.000%, 08/01/34	169,245	186,538
6.000%, 04/01/35	2,707,094	2,983,565
6.000%, 06/01/36	309,865	339,972
6.000%, 02/01/38	533,086	587,601
6.000%, 03/01/38	177,186	195,810
6.000%, 05/01/38	559,808	618,611
6.000%, 10/01/38	673,343	741,758
6.000%, 12/01/38	200,082	221,027
6.000%, 04/01/40	2,227,618	2,454,152
6.000%, 09/01/40	217,685	239,171
6.000%, 06/01/41	511,014	563,572
6.500%, 05/01/40	3,239,579	3,605,785
Fannie Mae Connecticut Avenue Securities (CMO) 4.291%, 1M LIBOR + 2.200%, 01/25/30 (c)	795,826	809,792
5.091%, 1M LIBOR + 3.000%, 10/25/29 (c)	246,328	262,067
5.641%, 1M LIBOR + 3.550%, 07/25/29 (c)	1,289,928	1,401,265
5.691%, 1M LIBOR + 3.600%, 01/25/30 (c)	1,350,000	1,383,751
6.091%, 1M LIBOR + 4.000%, 05/25/30 (c)	1,140,000	1,184,641
6.341%, 1M LIBOR + 4.250%, 04/25/29 (c)	1,620,000	1,840,514
7.841%, 1M LIBOR + 5.750%, 07/25/29 (c)	683,032	814,946
Fannie Mae Pool 4.000%, 01/01/41	453,371	464,666
Fannie Mae REMICS (CMO) 5.000%, 04/25/35	59,472	61,584
Fannie Mae-ACES (CMO) 0.227%, 08/25/24 (c) (d)	108,461,074	805,877
2.676%, 01/25/39 (c) (d)	2,988,781	309,188
3.086%, 12/25/27 (c)	507,000	488,987
Freddie Mac 15 Yr. Gold Pool 2.500%, 04/01/27	140,409	137,334
2.500%, 10/01/28	467,796	457,545
2.500%, 08/01/29	1,189,858	1,161,673
2.500%, 12/01/29	308,389	300,137
2.500%, 05/01/30	1,177,039	1,144,713
2.500%, 07/01/30	799,740	777,783
2.500%, 08/01/30	2,681,174	2,607,534
2.500%, 09/01/30	2,953,800	2,872,682
2.500%, 04/01/31	2,064,978	2,008,250
2.500%, TBA (a)	9,133,000	8,865,513

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 15 Yr. Gold Pool 3.000%, 01/01/30	895,307	$893,364
3.000%, 04/01/30	4,404,033	4,392,472
3.000%, 05/01/30	703,442	702,075
3.000%, 06/01/30	31,171	31,075
3.000%, 07/01/30	1,637,138	1,631,307
3.000%, 08/01/30	536,386	533,860
3.000%, TBA (a)	11,359,000	11,278,644
3.500%, TBA (a)	6,274,000	6,344,275
Freddie Mac 30 Yr. Gold Pool 3.000%, 12/01/42	2,762,146	2,698,247
3.000%, 01/01/43	1,835,787	1,793,116
3.000%, 03/01/43	4,019,276	3,924,454
3.000%, 07/01/43 (b)	11,619,023	11,341,330
3.000%, 12/01/46	3,170,600	3,080,930
3.000%, TBA (a)	43,292,779	41,901,972
3.500%, 04/01/42	2,363,309	2,371,166
3.500%, 05/01/42	116,492	116,843
3.500%, 08/01/42	2,960,899	2,972,586
3.500%, 10/01/42	151,553	151,380
3.500%, 11/01/42	1,141,659	1,145,109
3.500%, 01/01/43	1,299,163	1,303,089
3.500%, 06/01/43	325,064	326,047
3.500%, 12/01/43	5,328,517	5,344,584
3.500%, 01/01/44	24,213,566	24,287,054
3.500%, 04/01/44	2,391,373	2,399,510
3.500%, 05/01/44	604,244	606,592
3.500%, 06/01/44	411,857	413,099
3.500%, 07/01/44	116,576	117,217
3.500%, 08/01/44	449,591	451,123
3.500%, 09/01/44	945,002	948,608
3.500%, 11/01/44	25,002	25,045
3.500%, 01/01/45	181,867	182,118
3.500%, 05/01/45	277,263	277,191
3.500%, 06/01/45	236,419	236,237
3.500%, 07/01/45	6,373	6,368
3.500%, 08/01/45	6,955,915	6,979,637
3.500%, 09/01/45	200,551	201,654
3.500%, 10/01/45	25,359	25,339
3.500%, 01/01/46	1,159,541	1,158,377
3.500%, 02/01/46	80,277	80,180
3.500%, 03/01/46	840,870	839,852
3.500%, 05/01/46	928,323	927,391
3.500%, 07/01/46	8,538,156	8,553,388
3.500%, 03/01/47	2,391,786	2,382,832
3.500%, 07/01/47	364,687	365,931
3.500%, 10/01/47	1,453,046	1,456,090
3.500%, 12/01/47	1,749,615	1,753,281
3.500%, 01/01/48	584,840	584,891
3.500%, TBA (a)	14,767,164	14,689,648
4.000%, 08/01/40	312,689	321,454
4.000%, 09/01/40	360,028	370,046
4.000%, 10/01/40	150,559	154,922
4.000%, 11/01/40	651,372	670,008
4.000%, 04/01/41	17,460	17,950
4.000%, 10/01/41	618,356	636,288
4.000%, 09/01/43	465,534	479,966
4.000%, 04/01/44	1,008,216	1,037,439

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2018

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool 4.000%, 07/01/44	375,192	$385,258
4.000%, 08/01/44	3,465,944	3,573,193
4.000%, 02/01/45	319,934	327,947
4.000%, 09/01/45	1,457,531	1,493,996
4.000%, 10/01/45	1,907,442	1,957,330
4.000%, 12/01/45 (b)	13,590,333	13,908,703
4.000%, 01/01/47	6,290,989	6,452,696
4.000%, 08/01/47	2,445,992	2,513,800
4.000%, TBA (a)	18,488,000	18,844,279
4.500%, 02/01/39	1,248,847	1,302,226
4.500%, 08/01/39	1,128,252	1,186,407
4.500%, 12/01/39	272,916	286,966
4.500%, 07/01/40	86,449	90,917
4.500%, 05/01/41	1,658,185	1,743,968
4.500%, 05/01/42	1,617,511	1,700,815
4.500%, 10/01/43	806,931	841,123
4.500%, 12/01/43	2,082,840	2,183,470
4.500%, TBA (a)	9,803,000	10,200,157
5.000%, 10/01/41	686,894	733,389
5.000%, 11/01/41 (b)	5,871,336	6,268,258
5.500%, 02/01/35	171,224	185,741
5.500%, 09/01/39	187,220	201,822
5.500%, 01/01/40	162,938	174,307
5.500%, 07/01/40	33,918	36,278
5.500%, 06/01/41	2,425,590	2,624,299
Freddie Mac Gold Pool 3.000%, 09/01/27	641,876	638,263
3.000%, 07/01/28	346,307	344,359
Freddie Mac Multifamily Structured Pass-Through Certificates (CMO) 0.744%, 03/25/27 (c) (d)	9,682,458	438,121
0.815%, 04/25/27 (c) (d)	9,069,562	457,354
0.985%, 06/25/27 (c) (d)	2,634,940	149,453
1.223%, 03/25/26 (c) (d)	3,002,520	197,429
2.653%, 08/25/26	400,000	381,205
2.770%, 05/25/25	1,110,000	1,078,284
3.120%, 09/25/26 (c)	1,080,000	1,063,970
3.187%, 09/25/27 (c)	390,000	382,005
3.224%, 03/25/27	3,940,000	3,896,563
3.347%, 11/25/26 (c)	490,000	489,840
3.444%, 12/25/27	210,000	210,056
3.531%, 07/25/23 (c)	500,000	509,454
3.590%, 01/25/25	291,000	297,274
Freddie Mac Structured Agency Credit Risk Debt Notes (CMO) 3.820%, 05/25/48 (144A) (c)	560,000	512,741
3.891%, 1M LIBOR + 1.800%, 07/25/30 (c)	870,000	855,570
4.207%, 3M LIBOR + 2.150%, 12/25/30 (c)	950,000	944,817
4.591%, 1M LIBOR + 2.500%, 03/25/30 (c)	2,600,000	2,678,416
5.241%, 3M LIBOR + 3.150%, 07/25/30 (c)	1,340,000	1,281,488
5.341%, 1M LIBOR + 3.250%, 07/25/29 (c)	1,320,000	1,422,526
5.541%, 1M LIBOR + 3.450%, 10/25/29 (c)	1,516,843	1,658,278
5.891%, 1M LIBOR + 3.800%, 03/25/29 (c)	1,310,000	1,458,183
6.541%, 1M LIBOR + 4.450%, 03/25/30 (c)	1,290,000	1,392,503
7.241%, 1M LIBOR + 5.150%, 10/25/29 (c)	880,000	1,005,820
FREMF Mortgage Trust (CMO) 3.985%, 01/25/28 (144A) (c)	600,000	579,658
4.055%, 05/25/25 (c)	530,000	518,118
4.117%, 03/25/27 (144A) (c)	275,556	272,670

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae I 30 Yr. Pool 3.000%, 02/15/45	1,463,672	1,437,665
3.500%, 01/15/42	450,951	454,592
3.500%, 02/15/42	170,441	171,883
3.500%, 04/15/42	324,760	326,979
3.500%, 05/15/42	348,843	351,658
3.500%, 08/15/42	509,088	513,830
3.500%, 11/15/42	338,673	340,782
3.500%, 12/15/42	1,186,369	1,197,407
3.500%, 01/15/43	532,406	535,719
3.500%, 02/15/43	765,606	770,581
3.500%, 03/15/43	411,029	413,548
3.500%, 04/15/43	2,285,229	2,303,781
3.500%, 05/15/43	2,717,399	2,738,906
3.500%, 06/15/43	693,489	699,943
3.500%, 07/15/43	2,425,673	2,448,234
4.000%, 03/15/41	903,264	930,463
4.000%, 12/15/41	25,638	26,286
4.500%, 02/15/42 (b)	10,948,903	11,522,468
5.000%, 12/15/38	309,266	329,569
5.000%, 07/15/39	767,941	811,069
5.000%, 10/15/39	386,481	411,806
5.000%, 09/15/40	29,164	31,078
5.000%, 12/15/40	1,009,000	1,075,236
5.500%, 04/15/33	27,799	30,378
6.500%, 04/15/33	46,983	51,812
8.500%, 05/15/22	491	492
Ginnie Mae II 30 Yr. Pool 3.000%, 12/20/44	179,456	176,937
3.000%, 04/20/45	3,484,514	3,442,132
3.000%, 06/20/45	191,273	188,206
3.000%, 07/20/45	93,698	92,196
3.000%, 08/20/45	93,583	92,198
3.000%, 10/20/45	1,121,141	1,103,160
3.000%, 12/20/45	98,155	96,581
3.000%, 04/20/46	19,995,458	19,676,823
3.000%, 05/20/46	141,151	138,822
3.000%, 06/20/46	3,228,322	3,169,147
3.000%, 07/20/46	6,338,988	6,222,941
3.000%, 08/20/46	1,249,937	1,227,055
3.000%, 09/20/46	12,136,606	11,918,431
3.000%, 11/20/46	312,224	306,243
3.000%, 12/20/46	466,363	457,297
3.000%, 01/20/47	614,349	602,326
3.000%, 03/20/47	1,400,914	1,374,185
3.000%, 04/20/47	854,050	837,121
3.000%, 06/20/47	87,463	85,707
3.000%, 07/20/47	595,141	583,031
3.000%, TBA (a)	25,570,500	25,016,638
3.500%, 12/20/41	4,047,035	4,095,215
3.500%, 03/20/42	47,540	48,106
3.500%, 04/20/42	38,035	38,488
3.500%, 06/20/42	185,695	188,076
3.500%, 08/20/42	1,053,032	1,065,570
3.500%, 09/20/42	109,358	110,661
3.500%, 10/20/42	528,408	534,699
3.500%, 11/20/42	105,376	106,630

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2018

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae II 30 Yr. Pool 3.500%, 12/20/42	379,490	$384,009
3.500%, 01/20/43	4,075,586	4,124,139
3.500%, 02/20/43	94,553	95,679
3.500%, 03/20/43	284,617	288,006
3.500%, 04/20/43	2,294,209	2,321,527
3.500%, 05/20/43	1,230,067	1,244,714
3.500%, 07/20/43	96,218	97,364
3.500%, 02/20/44	2,868,272	2,902,431
3.500%, 05/20/45	815,116	820,303
3.500%, 04/20/46	9,192,693	9,245,521
3.500%, 05/20/46	1,759,374	1,769,214
3.500%, 06/20/46	20,020,328	20,126,126
3.500%, 07/20/46	3,401,783	3,419,236
3.500%, 09/20/46	646,820	650,040
3.500%, 10/20/46	2,593,332	2,607,960
3.500%, TBA (a)	54,241,496	54,450,196
4.000%, 04/20/39	51,637	53,397
4.000%, 07/20/39	387,130	400,343
4.000%, 09/20/40	104,143	107,701
4.000%, 10/20/40	1,162,620	1,202,297
4.000%, 11/20/40	650,618	672,807
4.000%, 12/20/40	2,433,886	2,516,879
4.000%, 01/20/41	2,131,385	2,204,135
4.000%, 02/20/41	37,891	39,183
4.000%, 07/20/43	200,860	207,610
4.000%, 08/20/44	856,714	885,614
4.000%, 10/20/46	200,830	205,841
4.000%, TBA (a)	87,200,500	89,373,702
4.500%, 12/20/39	86,631	91,048
4.500%, 01/20/40	108,276	113,795
4.500%, 02/20/40	85,143	89,482
4.500%, 05/20/40	5,807	6,102
4.500%, 05/20/41	9,900,223	10,404,713
4.500%, 11/20/41	104,482	109,932
4.500%, TBA (a)	5,000,500	5,197,438
5.000%, 10/20/33	907,189	980,476
5.000%, 10/20/39	306,334	328,826
5.000%, 07/20/42	395,661	421,799
Government National Mortgage Association (CMO) 0.587%, 06/16/53 (c) (d)	1,327,473	33,644
0.675%, 02/16/50 (c) (d)	1,869,157	90,180
0.733%, 03/16/55 (c) (d)	3,586,208	194,360
0.753%, 11/16/53 (c) (d)	1,077,098	39,117
0.773%, 05/16/59 (c) (d)	2,171,257	143,490
0.783%, 02/16/53 (c) (d)	16,807,297	769,090
0.808%, 05/16/59 (c) (d)	3,089,337	209,129
0.825%, 08/16/41 (d)	3,764,900	55,180
0.891%, 09/16/55 (c) (d)	2,191,130	146,360
0.892%, 11/16/55 (c) (d)	3,426,829	215,832
0.908%, 06/16/58 (c) (d)	2,724,223	205,307
0.936%, 09/16/56 (c) (d)	1,417,698	109,524
0.970%, 02/16/58 (c) (d)	5,394,553	380,738
0.984%, 08/15/58 (c) (d)	7,405,051	573,554
1.000%, 02/16/39 (d)	4,325,079	45,808

Agency Sponsored Mortgage - Backed—(Continued)
Government National Mortgage Association (CMO) 1.004%, 08/16/58 (c) (d)	3,832,563	297,919
1.033%, 05/16/58 (c) (d)	2,607,719	209,176
1.062%, 12/16/57 (c) (d)	3,771,197	300,087
1.125%, 04/16/58 (c) (d)	6,941,418	581,335

		1,148,303,908

U.S. Treasury—11.3%
U.S. Treasury Bonds 2.750%, 11/15/47 (e)	35,500,000	33,874,766
2.875%, 05/15/43	29,381,000	28,869,128
2.875%, 11/15/46	7,929,000	7,763,296
3.000%, 02/15/47	5,257,000	5,275,892
3.000%, 02/15/48	5,648,000	5,666,974
3.125%, 02/15/43	7,953,000	8,164,562
3.625%, 08/15/43	27,595,000	30,759,802
3.750%, 11/15/43 (e)	8,055,000	9,157,214
4.250%, 05/15/39	7,463,000	9,002,535
4.375%, 11/15/39	7,270,000	8,929,037
4.500%, 08/15/39	7,242,000	9,030,152
U.S. Treasury Notes 1.500%, 03/31/23	11,475,000	10,852,392
1.625%, 04/30/23	11,164,000	10,606,672
2.000%, 04/30/24 (f)	42,025,000	40,255,353
2.000%, 05/31/24	41,570,000	39,787,037
2.000%, 02/15/25	14,197,000	13,502,123
2.000%, 08/15/25	15,044,000	14,250,664
2.000%, 11/15/26	30,652,000	28,725,474
2.125%, 05/15/25	13,761,000	13,168,094
2.250%, 12/31/24	12,203,000	11,801,159
2.250%, 11/15/25	14,751,000	14,186,889
2.250%, 02/15/27	30,003,000	28,630,597
2.250%, 11/15/27	31,599,000	30,037,565
2.500%, 01/31/25	1,434,000	1,407,841
2.625%, 02/28/23	930,000	926,258
2.750%, 02/28/25	10,011,000	9,975,414

		424,606,890

Total U.S. Treasury & Government Agencies (Cost $1,603,453,261)		1,572,910,798

Corporate Bonds & Notes—29.9%

Advertising—0.1%
ACE03 MH1 B2 1.000%, 08/15/30	683,459	522,972
Interpublic Group of Cos., Inc. (The) 4.000%, 03/15/22	1,468,000	1,479,741

		2,002,713

Aerospace/Defense—0.7%
BAE Systems Holdings, Inc. 2.850%, 12/15/20 (144A)	699,000	690,366
4.750%, 10/07/44 (144A)	132,000	135,861

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Aerospace/Defense—(Continued)
General Dynamics Corp. 3.750%, 05/15/28	2,965,000	$2,992,080
Harris Corp. 2.700%, 04/27/20	706,000	699,750
4.400%, 06/15/28	2,865,000	2,887,397
L3 Technologies, Inc. 3.850%, 06/15/23	1,745,000	1,741,371
3.850%, 12/15/26	1,885,000	1,813,871
Lockheed Martin Corp. 2.900%, 03/01/25	670,000	637,485
3.550%, 01/15/26	815,000	800,964
3.600%, 03/01/35	1,475,000	1,371,987
3.800%, 03/01/45	410,000	376,547
4.070%, 12/15/42	380,000	365,603
4.090%, 09/15/52	594,000	559,142
4.700%, 05/15/46	910,000	967,439
Northrop Grumman Corp. 2.550%, 10/15/22	1,850,000	1,781,962
2.930%, 01/15/25	3,065,000	2,909,799
3.250%, 01/15/28	3,106,000	2,917,971
3.850%, 04/15/45	690,000	626,000
United Technologies Corp. 4.050%, 05/04/47 (b)	2,095,000	1,917,291
4.150%, 05/15/45	696,000	646,465

		26,839,351

Agriculture—0.2%
BAT Capital Corp. 2.297%, 08/14/20 (144A)	2,540,000	2,482,153
Reynolds American, Inc. 3.250%, 06/12/20 (b)	561,000	560,424
4.450%, 06/12/25	5,615,000	5,650,954

		8,693,531

Airlines—0.5%
American Airlines Group, Inc. 4.625%, 03/01/20 (144A)	2,214,000	2,202,930
American Airlines Pass-Through Trust 3.375%, 05/01/27	2,459,364	2,372,180
Avianca Holdings S.A. / Avianca Leasing LLC / Grupo Taca Holdings, Ltd. 8.375%, 05/10/20	681,000	686,107
Delta Air Lines, Inc. 2.600%, 12/04/20	3,005,000	2,939,816
2.875%, 03/13/20	8,220,000	8,165,860
Gol Finance, Inc. 7.000%, 01/31/25 (144A) (b)	994,000	797,884
Turkish Airlines Pass-Through Trust 4.200%, 03/15/27 (144A)	1,096,337	1,022,335
United Airlines Pass-Through Trust 4.600%, 03/01/26	595,000	597,952
4.750%, 04/11/22	303,683	305,353

		19,090,417

Auto Manufacturers—1.4%
BMW U.S. Capital LLC 3.100%, 04/12/21 (144A)	2,910,000	2,891,842
Daimler Finance North America LLC 2.300%, 02/12/21 (144A)	1,015,000	985,929
3.100%, 05/04/20 (144A)	3,130,000	3,123,639
3.350%, 05/04/21 (144A) (b)	3,770,000	3,755,359
Ford Motor Credit Co. LLC 3.219%, 01/09/22	9,970,000	9,753,592
5.750%, 02/01/21 (b)	1,388,000	1,456,408
General Motors Co. 5.400%, 04/01/48	920,000	874,041
General Motors Financial Co., Inc. 3.100%, 01/15/19	814,000	814,765
3.150%, 06/30/22	4,710,000	4,577,508
3.200%, 07/06/21	6,650,000	6,563,475
3.550%, 04/09/21 (b)	1,420,000	1,415,396
3.700%, 11/24/20	4,830,000	4,856,296
4.000%, 01/15/25	1,821,000	1,765,330
4.200%, 03/01/21	815,000	826,361
Hyundai Capital America 2.550%, 04/03/20 (144A)	8,645,000	8,495,708
Volkswagen Group of America Finance LLC 2.400%, 05/22/20 (144A)	2,000,000	1,967,325

		54,122,974

Auto Parts & Equipment—0.1%
Aptiv plc 4.250%, 01/15/26	1,145,000	1,141,252
4.400%, 10/01/46	1,052,000	988,350
ZF North America Capital, Inc. 4.750%, 04/29/25 (144A)	1,303,000	1,302,829

		3,432,431

Banks—9.8%
ABN AMRO Bank NV 2.650%, 01/19/21 (144A)	2,590,000	2,543,481
Banco Espirito Santo S.A. 4.000%, 01/21/19 (EUR) (g)	200,000	67,732
Banco Santander S.A. 3.848%, 04/12/23	2,000,000	1,955,985
Bank of America Corp. 2.250%, 04/21/20	2,535,000	2,500,220
2.328%, 3M LIBOR + 0.630%, 10/01/21 (c)	16,130,000	15,768,796
2.369%, 3M LIBOR + 0.660%, 07/21/21 (c)	9,445,000	9,258,879
2.625%, 10/19/20	6,385,000	6,306,464
3.300%, 01/11/23	2,475,000	2,438,692
3.499%, 3M LIBOR + 0.630%, 05/17/22 (c)	4,730,000	4,728,376
3.500%, 04/19/26	510,000	493,307
3.875%, 08/01/25	3,970,000	3,950,126
4.183%, 11/25/27	3,030,000	2,950,911
Bank of Montreal 3.100%, 04/13/21 (b)	4,000,000	3,984,023
Bank of New York Mellon Corp. (The) 4.625%, 3M LIBOR + 3.131%, 09/20/26 (c)	2,405,000	2,275,731

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Barclays plc 4.338%, 3M LIBOR + 1.356%, 05/16/24 (c)	1,045,000	$1,032,081
4.375%, 09/11/24	1,600,000	1,555,167
4.950%, 01/10/47	2,031,000	1,904,070
4.972%, 3M LIBOR + 1.902%, 05/16/29 (c)	3,060,000	3,031,592
BB&T Corp. 2.450%, 01/15/20	1,530,000	1,515,053
BNP Paribas S.A. 2.950%, 05/23/22 (144A)	6,010,000	5,801,608
3.800%, 01/10/24 (144A)	808,000	789,830
BPCE S.A. 3.000%, 05/22/22 (144A)	3,500,000	3,380,506
Branch Banking & Trust Co. 2.300%, 10/15/18	2,160,000	2,158,730
Capital One Financial Corp. 2.400%, 10/30/20	2,166,000	2,112,686
3.450%, 04/30/21	2,870,000	2,863,379
Citigroup, Inc. 2.500%, 07/29/19	3,634,000	3,617,698
2.900%, 12/08/21	5,235,000	5,128,336
3.500%, 05/15/23	1,535,000	1,501,089
3.875%, 03/26/25	1,530,000	1,483,898
3.887%, 3M LIBOR + 1.563%, 01/10/28 (c)	760,000	736,087
4.125%, 07/25/28	500,000	478,694
Citizens Bank N.A. 2.250%, 03/02/20	6,026,000	5,927,459
2.300%, 12/03/18	1,395,000	1,393,064
2.650%, 05/26/22	4,875,000	4,714,191
Cooperative Rabobank UA 2.250%, 01/14/20	3,773,000	3,726,250
Credit Suisse AG 3.000%, 10/29/21 (b)	1,015,000	1,001,419
Credit Suisse Group AG 4.207%, 3M LIBOR + 1.240%, 06/12/24 (144A) (c)	2,265,000	2,266,648
Credit Suisse Group Funding Guernsey, Ltd. 2.750%, 03/26/20	4,269,000	4,222,331
Danske Bank A/S 3.875%, 09/12/23 (144A)	1,495,000	1,483,394
Deutsche Bank AG 2.950%, 08/20/20 (b)	1,549,000	1,506,133
4.875%, 5Y USD ICE Swap + 2.553%, 12/01/32 (c)	600,000	513,312
Fifth Third Bank 2.250%, 06/14/21	3,062,000	2,983,227
Gilex Holding S.a.r.l. 8.500%, 05/02/23 (144A)	994,000	1,022,081
Goldman Sachs Bank USA 3.200%, 06/05/20	525,000	526,528
Goldman Sachs Group, Inc. (The) 2.593%, 3M LIBOR + 0.250%, 08/13/18 (144A) (c)	7,000,000	7,024,500
2.692%, 3M LIBOR + 0.350%, 11/13/18 (144A) (c)	11,000,000	11,033,000
2.782%, 3M LIBOR + 0.440%, 02/08/19 (144A) (c)	22,000,000	22,055,000
2.000%, 04/25/19	950,000	943,429
2.350%, 11/15/21	4,120,000	3,962,167
2.600%, 04/23/20	1,174,000	1,162,922
2.625%, 01/31/19	3,624,000	3,621,081
2.625%, 04/25/21	2,055,000	2,009,641

Banks—(Continued)
Goldman Sachs Group, Inc. (The) 2.750%, 09/15/20	1,326,000	1,310,189
3.491%, 3M LIBOR + 1.170%, 05/15/26 (c)	1,310,000	1,294,035
4.017%, 3M LIBOR + 1.373%, 10/31/38 (c)	1,370,000	1,248,270
HSBC Holdings plc 2.650%, 01/05/22	8,160,000	7,900,770
3.950%, 3M LIBOR + 0.987%, 05/18/24 (c)	1,525,000	1,519,540
5.100%, 04/05/21	1,600,000	1,672,483
6.000%, 5Y USD ICE Swap + 3.746%, 05/22/27 (c)	3,575,000	3,315,813
HSBC USA, Inc. 2.350%, 03/05/20	5,625,000	5,559,303
2.750%, 08/07/20	800,000	792,639
Huntington National Bank (The) 3.250%, 05/14/21 (b)	2,635,000	2,628,812
ING Bank NV 5.800%, 09/25/23 (144A)	1,460,000	1,547,063
Intesa Sanpaolo S.p.A. 5.017%, 06/26/24 (144A)	4,675,000	4,243,337
6.500%, 02/24/21 (144A)	800,000	828,876
Inversiones Atlantida S.A. 8.250%, 07/28/22 (144A)	289,000	296,922
JPMorgan Chase & Co. 2.972%, 01/15/23	9,375,000	9,130,879
3.514%, 3M LIBOR + 0.610%, 06/18/22 (c)	5,470,000	5,474,212
3.540%, 3M LIBOR + 1.380%, 05/01/28 (c)	2,200,000	2,106,264
3.882%, 3M LIBOR + 1.360%, 07/24/38 (c)	3,100,000	2,863,141
3.900%, 07/15/25	1,343,000	1,337,959
4.625%, 05/10/21	3,788,000	3,918,283
KeyBank N.A. 3.350%, 06/15/21	440,000	440,639
Lloyds Banking Group plc 3.750%, 01/11/27	1,715,000	1,621,106
4.450%, 05/08/25	1,820,000	1,831,002
4.650%, 03/24/26	4,530,000	4,457,155
Mitsubishi UFJ Financial Group, Inc. 2.998%, 02/22/22	4,056,000	3,982,012
3.455%, 03/02/23	8,320,000	8,248,435
Mizuho Financial Group, Inc. 2.273%, 09/13/21	942,000	904,047
2.953%, 02/28/22 (b)	11,295,000	11,023,928
Morgan Stanley 2.750%, 05/19/22 (b)	10,880,000	10,540,003
2.800%, 06/16/20	3,889,000	3,857,618
3.591%, 3M LIBOR + 1.340%, 07/22/28 (c)	5,530,000	5,255,972
3.700%, 10/23/24	290,000	286,301
3.750%, 02/25/23	1,545,000	1,546,752
Northern Trust Corp. 3.375%, 3M LIBOR + 1.131%, 05/08/32 (c)	1,630,000	1,531,251
Royal Bank of Scotland Group plc 3.498%, 3M LIBOR + 1.480%, 05/15/23 (c)	1,370,000	1,327,130
4.892%, 3M LIBOR + 1.754%, 05/18/29 (c)	310,000	308,620
Santander UK Group Holdings plc 2.875%, 08/05/21	4,355,000	4,218,697
Santander UK plc 5.000%, 11/07/23 (144A)	3,760,000	3,817,103

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
State Street Corp. 2.650%, 05/19/26 (b)	1,246,000	$1,169,859
Sumitomo Mitsui Trust Bank, Ltd. 1.950%, 09/19/19 (144A)	5,465,000	5,391,756
2.050%, 03/06/19 (144A)	15,092,000	15,010,646
SunTrust Banks, Inc. 4.000%, 05/01/25	610,000	612,907
Svenska Handelsbanken AB 3.350%, 05/24/21	1,165,000	1,166,702
Synchrony Bank 3.650%, 05/24/21	3,380,000	3,381,959
U.S. Bancorp 2.950%, 07/15/22	1,825,000	1,783,225
3.150%, 04/27/27	975,000	931,996
U.S. Bank N.A. 3.104%, 3M LIBOR + 0.290%, 05/21/21 (c)	1,050,000	1,049,921
UBS AG 2.350%, 03/26/20	1,750,000	1,730,304
UBS Group Funding Switzerland AG 2.859%, 3M LIBOR + 0.954%, 08/15/23 (144A) (c)	3,575,000	3,421,688
2.950%, 09/24/20 (144A)	7,000,000	6,926,226
4.125%, 09/24/25 (144A)	650,000	645,458
UniCredit S.p.A. 5.861%, 5Y USD ICE Swap + 3.703%, 06/19/32 (144A) (b) (c)	4,706,000	4,178,316
Wells Fargo & Co. 2.500%, 03/04/21	4,185,000	4,091,604
2.600%, 07/22/20	1,285,000	1,268,683
2.625%, 07/22/22	5,265,000	5,071,162
Westpac Banking Corp. 2.600%, 11/23/20	3,025,000	2,977,181
3.650%, 05/15/23	3,345,000	3,348,223

		369,755,381

Beverages—0.4%
Anheuser-Busch InBev Finance, Inc. 2.650%, 02/01/21	3,844,000	3,791,020
3.300%, 02/01/23	2,335,000	2,315,476
4.700%, 02/01/36	1,275,000	1,292,272
Anheuser-Busch InBev Worldwide, Inc. 4.375%, 04/15/38	3,770,000	3,659,932
Maple Escrow Subsidiary, Inc. 3.551%, 05/25/21 (144A)	1,990,000	1,991,758
4.057%, 05/25/23 (144A) (b)	1,925,000	1,929,694

		14,980,152

Biotechnology—0.3%
Amgen, Inc. 2.125%, 05/01/20	2,559,000	2,490,200
4.400%, 05/01/45	1,818,000	1,732,687
Baxalta, Inc. 4.000%, 06/23/25	2,460,000	2,408,273
5.250%, 06/23/45	1,180,000	1,217,549

Security Description	Principal Amount*	Value

Biotechnology—(Continued)
Gilead Sciences, Inc. 2.350%, 02/01/20	589,000	$583,235
2.500%, 09/01/23	1,047,000	998,097
4.000%, 09/01/36	755,000	726,474
4.150%, 03/01/47	862,000	823,967
4.500%, 02/01/45	547,000	546,749
4.600%, 09/01/35	419,000	431,232

		11,958,463

Building Materials—0.1%
CRH America Finance, Inc. 3.400%, 05/09/27 (144A)	2,255,000	2,122,483
Johnson Controls International plc 5.125%, 09/14/45	1,450,000	1,502,172
LafargeHolcim Finance U.S. LLC 4.750%, 09/22/46 (144A)	1,290,000	1,208,144

		4,832,799

Chemicals—0.1%
Cydsa S.A.B. de C.V. 6.250%, 10/04/27 (144A) (b)	840,000	757,260
Dow Chemical Co. (The) 4.375%, 11/15/42	280,000	263,742
4.625%, 10/01/44	755,000	742,635
E.I. du Pont de Nemours & Co. 2.200%, 05/01/20	1,100,000	1,084,253
Monsanto Co. 3.600%, 07/15/42	570,000	467,220
Petkim Petrokimya Holding 5.875%, 01/26/23 (144A)	526,000	477,951
Sherwin-Williams Co. (The) 4.000%, 12/15/42	240,000	213,807
4.500%, 06/01/47 (b)	815,000	777,847

		4,784,715

Commercial Services—0.3%
George Washington University (The) 4.126%, 09/15/48	1,605,000	1,623,215
Moody’s Corp. 2.750%, 12/15/21	1,394,000	1,361,495
Northwestern University 3.662%, 12/01/57	553,000	539,565
Total System Services, Inc. 3.750%, 06/01/23	1,410,000	1,397,339
3.800%, 04/01/21	550,000	553,760
4.800%, 04/01/26	2,815,000	2,885,748
University of Notre Dame du Lac 3.394%, 02/15/48	890,000	838,015
University of Southern California 3.028%, 10/01/39	2,101,000	1,905,266
Wesleyan University 4.781%, 07/01/2116	1,088,000	1,110,524

		12,214,927

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Computers—0.4%
Apple, Inc. 2.850%, 05/11/24	5,275,000	$5,107,064
3.000%, 02/09/24	1,525,000	1,493,633
3.450%, 02/09/45	683,000	610,414
4.650%, 02/23/46	4,181,000	4,504,192
Dell International LLC / EMC Corp. 8.350%, 07/15/46 (144A)	326,000	392,608
DXC Technology Co. 2.875%, 03/27/20	1,369,000	1,359,194
Hewlett Packard Enterprise Co. 2.850%, 10/05/18	1,072,000	1,073,556
HP, Inc. 3.750%, 12/01/20	357,000	359,810

		14,900,471

Diversified Financial Services—0.8%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.500%, 05/15/21	2,605,000	2,654,171
4.625%, 10/30/20	3,530,000	3,596,403
Air Lease Corp. 2.625%, 07/01/22	1,535,000	1,470,879
American Express Co. 3.375%, 05/17/21 (b)	2,440,000	2,442,909
American Express Credit Corp. 2.250%, 08/15/19	1,959,000	1,946,986
3.300%, 05/03/27 (b)	1,010,000	973,263
Blackstone Holdings Finance Co. LLC 4.000%, 10/02/47 (144A)	1,490,000	1,339,725
CME Group, Inc. 3.750%, 06/15/28	85,000	85,671
Credivalores-Crediservicios SAS 9.750%, 07/27/22 (144A)	655,000	641,900
Discover Financial Services 4.100%, 02/09/27	1,108,000	1,062,775
Docuformas SAPI de C.V. 9.250%, 10/11/22 (144A)	320,000	289,600
GE Capital International Funding Co. 4.418%, 11/15/35	3,335,000	3,230,880
ORIX Corp. 2.900%, 07/18/22	1,555,000	1,512,830
Synchrony Financial 2.600%, 01/15/19	1,706,000	1,702,721
2.700%, 02/03/20	1,079,000	1,067,623
4.500%, 07/23/25 (b)	1,243,000	1,220,763
Tarjeta Naranja S.A. 36.063%, BADLAR + 3.500%, 04/11/22 (144A) (c)	1,016,000	538,480
Unifin Financiera S.A.B. de C.V. 8.875%, 5Y CMT + 6.308%, 01/29/25 (144A) (c)	384,000	342,916
Visa, Inc. 3.150%, 12/14/25	590,000	570,753
4.150%, 12/14/35	1,771,000	1,835,073

		28,526,321

Electric—1.7%
AEP Texas, Inc. 3.950%, 06/01/28 (144A)	2,280,000	2,272,830

Electric—(Continued)
AES Panama SRL 6.000%, 06/25/22 (144A)	213,000	219,454
Alabama Power Co. 4.150%, 08/15/44	240,000	236,871
4.300%, 07/15/48	1,335,000	1,355,714
Alliant Energy Finance LLC 3.750%, 06/15/23 (144A)	525,000	524,904
Ameren Illinois Co. 3.800%, 05/15/28	1,090,000	1,100,636
Baltimore Gas & Electric Co. 3.500%, 08/15/46	805,000	720,281
CenterPoint Energy Houston Electric LLC 3.950%, 03/01/48	1,240,000	1,217,144
Consumers Energy Co. 4.050%, 05/15/48	390,000	389,298
Dominion Energy, Inc. 2.579%, 07/01/20	2,615,000	2,576,648
DTE Electric Co. 4.050%, 05/15/48	1,745,000	1,732,893
Duke Energy Corp. 3.750%, 09/01/46	2,280,000	2,008,244
4.800%, 12/15/45 (b)	1,815,000	1,898,688
Duke Energy Florida LLC 3.800%, 07/15/28	815,000	819,413
Emera U.S. Finance L.P. 2.150%, 06/15/19	2,058,000	2,036,518
2.700%, 06/15/21	2,106,000	2,049,796
Enel Finance International NV 2.875%, 05/25/22 (144A)	3,610,000	3,439,706
3.625%, 05/25/27 (144A)	1,935,000	1,769,974
Entergy Corp. 2.950%, 09/01/26	2,000,000	1,824,791
Eversource Energy 2.900%, 10/01/24	1,095,000	1,039,351
Exelon Corp. 2.450%, 04/15/21	549,000	533,544
2.850%, 06/15/20	965,000	956,410
4.450%, 04/15/46	2,800,000	2,720,320
4.950%, 06/15/35	501,000	527,404
Florida Power & Light Co. 4.125%, 06/01/48	1,320,000	1,334,248
Generacion Mediterranea S.A. / Generacion Frias S.A. / Central Termica Roca S.A. 9.625%, 07/27/23 (144A)	1,182,000	1,179,033
Genneia S.A. 8.750%, 01/20/22 (144A) (b)	1,182,000	1,140,228
Inkia Energy, Ltd. 5.875%, 11/09/27 (144A)	349,000	325,442
ITC Holdings Corp. 2.700%, 11/15/22	1,580,000	1,521,591
Kansas City Power & Light Co. 4.200%, 03/15/48	2,095,000	2,059,310
Mid-Atlantic Interstate Transmission LLC 4.100%, 05/15/28 (144A)	575,000	574,918
MidAmerican Energy Co. 4.400%, 10/15/44	837,000	862,783

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Northern States Power Co. 3.400%, 08/15/42 (b)	1,370,000
		$1,239,293
Ohio Power Co. 6.600%, 02/15/33	280,000	358,356
Oncor Electric Delivery Co. LLC 4.550%, 12/01/41	970,000	1,030,902
Orazul Energy Egenor S. en C. por A. 5.625%, 04/28/27 (144A)	549,000	483,230
Pacific Gas & Electric Co. 3.300%, 12/01/27	1,770,000	1,589,361
3.950%, 12/01/47 (b)	745,000	637,312
Southern Co. (The) 4.400%, 07/01/46	2,085,000	2,035,519
Stoneway Capital Corp. 10.000%, 03/01/27 (144A)	1,692,000	1,691,137
10.000%, 03/01/27	659,000	658,664
Tampa Electric Co. 4.300%, 06/15/48	260,000	257,364
Trans-Allegheny Interstate Line Co. 3.850%, 06/01/25 (144A)	1,975,000	1,968,579
Virginia Electric & Power Co. 2.750%, 03/15/23	1,690,000	1,637,946
3.500%, 03/15/27	2,495,000	2,449,691
4.000%, 01/15/43	1,650,000	1,576,575
4.000%, 11/15/46 (b)	1,050,000	1,008,934
4.200%, 05/15/45	895,000	880,053
4.450%, 02/15/44	287,000	291,563
WEC Energy Group, Inc. 3.375%, 06/15/21	390,000	391,109

		63,153,973

Electronics—0.1%
Corning, Inc. 4.375%, 11/15/57	2,760,000	2,406,126
Honeywell International, Inc. 3.812%, 11/21/47	495,000	484,639
Tyco Electronics Group S.A. 3.125%, 08/15/27	645,000	601,683
3.450%, 08/01/24	300,000	293,763

		3,786,211

Engineering & Construction—0.0%
Aeropuerto Internacional de Tocumen S.A. 5.625%, 05/18/36 (144A)	276,000	288,420
Aeropuertos Argentina S.A. 6.875%, 02/01/27 (144A)	279,000	267,701
Aeropuertos Dominicanos Siglo S.A. 6.750%, 03/30/29 (144A)	279,000	290,160
Cia Latinoamericana de Infraestructura & Servicios S.A. 9.500%, 07/20/23 (144A)	170,000	137,955

		984,236

Environmental Control—0.1%
Republic Services, Inc. 3.950%, 05/15/28	1,890,000	1,864,428

Environmental Control—(Continued)
Waste Management, Inc. 3.900%, 03/01/35	967,000	940,458

		2,804,886

Food—0.2%
Arcor SAIC 6.000%, 07/06/23 (144A)	281,000	280,859
Campbell Soup Co. 8.875%, 05/01/21	680,000	767,561
General Mills, Inc. 3.200%, 04/16/21	890,000	885,384
Kroger Co. (The) 2.650%, 10/15/26	2,415,000	2,137,900
MARB BondCo plc 6.875%, 01/19/25 (144A)	1,218,000	1,157,100
Tyson Foods, Inc. 3.950%, 08/15/24	1,745,000	1,741,497

		6,970,301

Forest Products & Paper—0.1%
Eldorado Intl. Finance GmbH 8.625%, 06/16/21 (144A)	609,000	626,813
Georgia-Pacific LLC 7.375%, 12/01/25	935,000	1,138,873
International Paper Co. 4.350%, 08/15/48	450,000	403,665

		2,169,351

Gas—0.0%
NiSource Finance Corp. 3.490%, 05/15/27	1,825,000	1,745,082

Healthcare-Products—0.6%
Abbott Laboratories 3.400%, 11/30/23	500,000	493,313
3.750%, 11/30/26	5,260,000	5,170,170
Becton Dickinson & Co. 2.133%, 06/06/19	1,630,000	1,622,039
2.675%, 12/15/19	2,345,000	2,327,413
2.894%, 06/06/22	3,240,000	3,133,836
4.685%, 12/15/44	367,000	355,725
Edwards Lifesciences Corp. 4.300%, 06/15/28	485,000	484,216
Medtronic, Inc. 3.150%, 03/15/22	985,000	977,110
3.500%, 03/15/25	445,000	440,334
4.375%, 03/15/35	2,180,000	2,254,554
Stryker Corp. 4.625%, 03/15/46	590,000	601,092
Thermo Fisher Scientific, Inc. 3.650%, 12/15/25	3,105,000	3,031,426

		20,891,228

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Services—0.9%
Aetna, Inc. 4.125%, 11/15/42	475,000	$439,554
4.500%, 05/15/42	881,000	864,012
4.750%, 03/15/44	690,000	688,830
AHS Hospital Corp. 5.024%, 07/01/45	490,000	557,665
Anthem, Inc. 2.300%, 07/15/18	7,006,000	7,005,113
4.101%, 03/01/28	905,000	885,303
Baylor Scott & White Holdings 4.185%, 11/15/45	775,000	788,133
Catholic Health Initiatives 4.350%, 11/01/42	550,000	520,455
Cigna Corp. 3.250%, 04/15/25	1,947,000	1,830,773
Dignity Health 2.637%, 11/01/19	1,319,000	1,316,482
HCA, Inc. 3.750%, 03/15/19 (b)	2,260,000	2,268,475
Kaiser Foundation Hospitals 3.500%, 04/01/22	1,288,000	1,299,477
4.150%, 05/01/47	1,403,000	1,420,742
Laboratory Corp. of America Holdings 2.625%, 02/01/20	1,583,000	1,570,379
New York and Presbyterian Hospital (The) 3.563%, 08/01/36	547,000	518,771
Ochsner Clinic Foundation 5.897%, 05/15/45	685,000	847,649
Providence St Joseph Health Obligated Group 3.930%, 10/01/48	887,000	850,028
Rede D’or Finance S.a.r.l. 4.950%, 01/17/28 (144A)	370,000	329,762
Southern Baptist Hospital of Florida, Inc. 4.857%, 07/15/45	650,000	727,679
SSM Health Care Corp. 3.823%, 06/01/27	1,044,000	1,040,025
Sutter Health 3.695%, 08/15/28	1,045,000	1,036,644
Trinity Health Corp. 4.125%, 12/01/45	1,136,000	1,111,948
UnitedHealth Group, Inc. 2.700%, 07/15/20	944,000	938,362
3.750%, 07/15/25	1,730,000	1,730,288
3.750%, 10/15/47	1,050,000	965,090
3.850%, 06/15/28	450,000	450,699
4.200%, 01/15/47	790,000	773,947
4.625%, 07/15/35	377,000	396,502

		33,172,787

Holding Companies-Diversified—0.0%
Grupo KUO S.A.B. de C.V. 5.750%, 07/07/27 (144A) (b)	1,068,000	977,220

Security Description	Principal Amount*	Value

Housewares—0.0%
Newell Brands, Inc. 2.875%, 12/01/19	906,000	$902,664
5.375%, 04/01/36	870,000	865,909

		1,768,573

Insurance—0.2%
Ambac Assurance Corp. 5.100%, 06/07/20 (144A)	162,922	218,315
Ambac LSNI LLC 7.337%, 3M LIBOR + 5.000%, 02/12/23 (144A) (c)	1,054,606	1,070,478
Aon plc 4.750%, 05/15/45	485,000	478,916
AXA Equitable Holdings, Inc. 3.900%, 04/20/23 (144A)	475,000	471,258
5.000%, 04/20/48 (144A)	780,000	719,635
Marsh & McLennan Cos., Inc. 3.750%, 03/14/26	359,000	355,488
4.350%, 01/30/47	191,000	189,991
Principal Financial Group, Inc. 4.300%, 11/15/46	360,000	342,268
Prudential Financial, Inc. 3.878%, 03/27/28	2,120,000	2,095,383
Travelers Cos., Inc. (The) 4.600%, 08/01/43	945,000	991,797
Willis North America, Inc. 3.600%, 05/15/24	1,871,000	1,808,129

		8,741,658

Iron/Steel—0.1%
Nucor Corp. 5.200%, 08/01/43	585,000	646,465
Samarco Mineracao S.A. 4.125%, 11/01/22	602,000	436,450
Steel Dynamics, Inc. 5.125%, 10/01/21	1,086,000	1,095,503

		2,178,418

Media—1.2%
Cablevision S.A. 6.500%, 06/15/21 (144A)	277,000	275,219
CBS Corp. 2.300%, 08/15/19	2,077,000	2,057,864
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 3.579%, 07/23/20	4,185,000	4,179,685
4.464%, 07/23/22	1,856,000	1,878,804
4.500%, 02/01/24	2,885,000	2,882,160
4.908%, 07/23/25	2,902,000	2,930,684
5.375%, 05/01/47	1,715,000	1,557,388
5.750%, 04/01/48	1,145,000	1,108,496
6.384%, 10/23/35	1,407,000	1,470,324
6.484%, 10/23/45	323,000	340,453
Comcast Corp. 3.200%, 07/15/36	2,770,000	2,304,499
3.400%, 07/15/46	425,000	344,641

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
Comcast Corp. 4.250%, 01/15/33	355,000	$346,675
4.400%, 08/15/35	2,001,000	1,946,958
COX Communications, Inc. 3.150%, 08/15/24 (144A)	2,780,000	2,633,682
CSC Holdings LLC 7.625%, 07/15/18	2,060,000	2,061,030
Discovery Communications LLC 3.800%, 03/13/24	1,616,000	1,590,438
3.950%, 06/15/25 (144A)	1,230,000	1,199,051
5.200%, 09/20/47	435,000	421,926
NBCUniversal Enterprise, Inc. 5.250%, 12/31/49 (144A)	1,290,000	1,302,900
NBCUniversal Media LLC 4.450%, 01/15/43	915,000	864,975
Time Warner Cable LLC 4.125%, 02/15/21	2,130,000	2,140,842
4.500%, 09/15/42	161,000	132,286
5.000%, 02/01/20	1,055,000	1,077,026
5.500%, 09/01/41	588,000	547,053
Time Warner, Inc. 3.600%, 07/15/25	820,000	779,671
4.650%, 06/01/44	440,000	390,528
4.850%, 07/15/45	1,980,000	1,803,623
Viacom, Inc. 2.750%, 12/15/19	705,000	698,606
5.850%, 09/01/43	850,000	849,617
Warner Media LLC 2.100%, 06/01/19	3,352,000	3,328,615

		45,445,719

Mining—0.2%
Anglo American Capital plc 3.625%, 09/11/24 (144A) (b)	2,075,000	1,964,631
Barrick Gold Corp. 5.250%, 04/01/42	720,000	753,012
BHP Billiton Finance USA, Ltd. 5.000%, 09/30/43	760,000	852,728
Largo Resources, Ltd. 9.250%, 06/01/21 (144A)	107,000	107,000
Newmont Mining Corp. 3.500%, 03/15/22	2,740,000	2,724,609

		6,401,980

Miscellaneous Manufacturing—0.1%
Eaton Corp. 2.750%, 11/02/22	1,285,000	1,247,608
General Electric Co. 4.500%, 03/11/44 (b)	1,749,000	1,714,744
5.000%, 3M LIBOR + 3.330%, 01/21/21 (b) (c)	2,240,000	2,206,400
Ingersoll-Rand Luxembourg Finance S.A. 4.650%, 11/01/44	131,000	133,302

		5,302,054

Office/Business Equipment—0.0%
Xerox Corp. 3.625%, 03/15/23	615,000	590,089

Oil & Gas—1.6%
Anadarko Petroleum Corp. 3.450%, 07/15/24 (b)	2,430,000	2,334,971
6.200%, 03/15/40	1,690,000	1,904,050
Andeavor 4.750%, 12/15/23	820,000	850,931
Apache Corp. 2.625%, 01/15/23 (b)	1,713,000	1,625,821
4.250%, 01/15/44 (b)	3,505,000	3,098,769
BP Capital Markets plc 2.315%, 02/13/20	10,035,000	9,938,699
3.224%, 04/14/24	985,000	966,475
Cenovus Energy, Inc. 4.250%, 04/15/27 (b)	2,490,000	2,398,353
Cimarex Energy Co. 3.900%, 05/15/27 (b)	1,790,000	1,718,774
4.375%, 06/01/24	1,390,000	1,401,473
Concho Resources, Inc. 3.750%, 10/01/27	3,130,000	3,010,886
Continental Resources, Inc. 4.500%, 04/15/23	5,340,000	5,418,940
Devon Energy Corp. 4.000%, 07/15/21	885,000	896,181
EOG Resources, Inc. 3.900%, 04/01/35	275,000	266,798
4.150%, 01/15/26 (b)	537,000	549,239
Exxon Mobil Corp. 1.819%, 03/15/19	3,300,000	3,283,378
Frontera Energy Corp. 9.700%, 06/25/23	803,000	795,974
Hess Corp. 5.800%, 04/01/47	1,930,000	1,994,349
Marathon Petroleum Corp. 5.850%, 12/15/45	660,000	698,713
Odebrecht Drilling Norbe VIII/IX, Ltd. 6.350%, 12/01/21 (144A)	442,380	415,837
Odebrecht Offshore Drilling Finance, Ltd. 6.720%, 12/01/22 (144A)	401,345	361,210
7.720%, 12/01/26 (144A) (h)	11,747	3,054
Petroleos Mexicanos 5.350%, 02/12/28 (144A) (b)	2,626,000	2,486,297
6.500%, 03/13/27	2,466,000	2,528,686
6.750%, 09/21/47	541,000	510,109
Pioneer Natural Resources Co. 4.450%, 01/15/26	220,000	226,222
Puma International Financing S.A. 5.000%, 01/24/26 (144A)	806,000	737,654
Resolute Energy Corp. 8.500%, 05/01/20 (b)	2,260,000	2,254,350
Shell International Finance B.V. 3.625%, 08/21/42	640,000	584,242
4.125%, 05/11/35	1,056,000	1,071,161

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Tecpetrol S.A. 4.875%, 12/12/22 (144A)	588,000	$542,254
Valero Energy Corp. 3.650%, 03/15/25	2,410,000	2,353,896
YPF S.A. 8.500%, 03/23/21 (144A)	730,000	742,045
8.750%, 04/04/24 (144A)	655,000	647,140
8.750%, 04/04/24	802,000	792,376
8.875%, 12/19/18 (144A) (b)	1,082,000	1,098,230

		60,507,537

Oil & Gas Services—0.2%
Halliburton Co. 3.800%, 11/15/25 (b)	5,625,000	5,584,771
5.000%, 11/15/45 (b)	234,000	249,312
Odebrecht Oil & Gas Finance, Ltd.
Zero Coupon, 07/30/18 (144A)	63,301	779
Schlumberger Holdings Corp. 3.000%, 12/21/20 (144A)	1,832,000	1,821,014

		7,655,876

Packaging & Containers—0.1%
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 5.750%, 10/15/20	2,190,183	2,198,397

Pharmaceuticals—1.2%
AbbVie, Inc. 2.500%, 05/14/20	3,448,000	3,406,452
2.900%, 11/06/22	946,000	917,970
4.400%, 11/06/42	200,000	189,974
4.500%, 05/14/35	4,615,000	4,491,656
Allergan Finance LLC 3.250%, 10/01/22	1,015,000	986,123
Allergan Funding SCS 3.000%, 03/12/20	7,025,000	6,991,711
3.800%, 03/15/25 (b)	4,928,000	4,785,311
Bayer U.S. Finance LLC 3.500%, 06/25/21	950,000	951,890
CVS Health Corp. 4.000%, 12/05/23	2,205,000	2,214,176
4.100%, 03/25/25	2,945,000	2,929,395
4.780%, 03/25/38	740,000	727,843
5.050%, 03/25/48 (b)	2,250,000	2,289,817
5.125%, 07/20/45	3,480,000	3,526,215
GlaxoSmithKline Capital plc 2.850%, 05/08/22	1,930,000	1,897,337
GlaxoSmithKline Capital, Inc. 3.875%, 05/15/28 (b)	840,000	846,620
Merck & Co., Inc. 3.600%, 09/15/42	245,000	228,830
Pfizer, Inc. 4.000%, 12/15/36	1,685,000	1,685,753
Shire Acquisitions Investments Ireland DAC 1.900%, 09/23/19	6,480,000	6,378,178

		45,445,251

Pipelines—1.2%
Andeavor Logistics L.P. / Tesoro Logistics Finance Corp. 3.500%, 12/01/22	1,560,000	1,524,240
4.250%, 12/01/27	535,000	512,475
5.200%, 12/01/47	1,240,000	1,196,033
5.500%, 10/15/19	2,260,000	2,316,500
Buckeye Partners L.P. 4.875%, 02/01/21	3,110,000	3,164,439
Enbridge, Inc. 2.900%, 07/15/22	2,120,000	2,059,116
3.700%, 07/15/27 (b)	1,690,000	1,601,460
5.500%, 3M LIBOR + 3.418%, 07/15/77 (c)	1,510,000	1,375,988
Energy Transfer Partners L.P. 6.500%, 02/01/42	2,650,000	2,730,296
Enterprise Products Operating LLC 4.900%, 05/15/46	1,429,000	1,431,801
5.100%, 02/15/45	501,000	515,780
Kinder Morgan Energy Partners L.P. 4.300%, 05/01/24	1,339,000	1,337,532
Kinder Morgan, Inc. 5.050%, 02/15/46 (b)	4,515,000	4,189,839
MPLX L.P. 5.200%, 03/01/47	754,000	749,193
Plains All American Pipeline L.P. / PAA Finance Corp. 3.650%, 06/01/22	280,000	274,468
Sabine Pass Liquefaction LLC 5.750%, 05/15/24	3,120,000	3,327,963
5.875%, 06/30/26	1,160,000	1,244,094
Spectra Energy Partners L.P. 4.500%, 03/15/45	2,060,000	1,908,350
Sunoco Logistics Partners Operations L.P. 5.400%, 10/01/47	2,610,000	2,399,874
TransCanada PipeLines, Ltd. 2.500%, 08/01/22	4,412,000	4,238,742
4.875%, 05/15/48	715,000	721,968
Transcontinental Gas Pipe Line Co. LLC 7.850%, 02/01/26	791,000	958,643
Williams Partners L.P. 4.000%, 09/15/25	2,410,000	2,355,480
5.400%, 03/04/44	1,480,000	1,525,021

		43,659,295

Real Estate Investment Trusts—0.5%
American Tower Corp. 3.000%, 06/15/23	5,890,000	5,647,805
3.300%, 02/15/21 (b)	1,342,000	1,340,546
3.450%, 09/15/21	500,000	497,929
CC Holdings GS V LLC / Crown Castle GS III Corp. 3.849%, 04/15/23	850,000	842,302
Crown Castle International Corp. 2.250%, 09/01/21	2,481,000	2,378,306
3.200%, 09/01/24	3,660,000	3,454,194
3.400%, 02/15/21	668,000	667,218
Simon Property Group L.P. 2.500%, 09/01/20	2,400,000	2,365,508

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Real Estate Investment Trusts—(Continued)
Trust F/1401 6.950%, 01/30/44	280,000	$274,400

		17,468,208

Retail—0.2%
Home Depot, Inc. (The) 5.875%, 12/16/36	405,000	491,523
Lowe’s Cos., Inc. 4.375%, 09/15/45	1,405,000	1,399,835
McDonald’s Corp. 4.450%, 03/01/47	1,055,000	1,041,106
4.700%, 12/09/35	1,035,000	1,078,581
4.875%, 12/09/45	170,000	178,480
Walgreens Boots Alliance, Inc. 4.650%, 06/01/46	114,000	104,768
Walmart, Inc. 3.550%, 06/26/25	1,370,000	1,378,687
4.050%, 06/29/48	650,000	654,544

		6,327,524

Semiconductors—1.0%
Analog Devices, Inc. 2.500%, 12/05/21	1,895,000	1,836,082
3.500%, 12/05/26	1,920,000	1,831,202
3.900%, 12/15/25	347,000	343,763
5.300%, 12/15/45	113,000	120,367
Applied Materials, Inc. 4.350%, 04/01/47	567,000	566,811
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 2.375%, 01/15/20	12,247,000	12,087,421
3.000%, 01/15/22	11,717,000	11,396,664
Lam Research Corp. 2.750%, 03/15/20	1,335,000	1,327,193
2.800%, 06/15/21	1,643,000	1,614,974
QUALCOMM, Inc. 2.600%, 01/30/23 (b)	3,105,000	2,969,112
4.300%, 05/20/47 (b)	1,260,000	1,172,207
4.800%, 05/20/45	571,000	571,025
Texas Instruments, Inc. 4.150%, 05/15/48	660,000	669,822
Xilinx, Inc. 2.950%, 06/01/24	620,000	589,722

		37,096,365

Software—0.8%
Autodesk, Inc. 3.500%, 06/15/27	2,130,000	1,993,128
Fidelity National Information Services, Inc. 4.500%, 08/15/46	15,000	13,932
4.750%, 05/15/48	1,560,000	1,507,016
Microsoft Corp. 3.450%, 08/08/36	4,100,000	3,925,234
3.500%, 02/12/35	1,449,000	1,404,074
4.250%, 02/06/47	4,390,000	4,656,734

Software—(Continued)
Oracle Corp. 2.650%, 07/15/26	1,710,000	1,577,018
3.250%, 05/15/30	1,379,000	1,291,769
3.900%, 05/15/35	1,422,000	1,378,668
4.000%, 07/15/46	1,364,000	1,287,044
VMware, Inc. 2.300%, 08/21/20	11,254,000	11,017,919

		30,052,536

Telecommunications—1.9%
AT&T, Inc. 4.250%, 03/01/27	3,005,000	2,941,038
4.300%, 02/15/30 (144A)	5,550,000	5,238,680
4.350%, 06/15/45	2,040,000	1,728,160
4.500%, 03/09/48	4,380,000	3,775,952
5.250%, 03/01/37	1,953,000	1,920,880
Axtel S.A.B. de CV 6.375%, 11/14/24 (144A)	620,000	587,450
6.375%, 11/14/24	200,000	189,500
Deutsche Telekom International Finance B.V. 4.375%, 06/21/28 (144A)	1,100,000	1,091,297
Digicel Group, Ltd. 7.125%, 04/01/22 (144A) (b)	594,000	389,070
8.250%, 09/30/20 (144A)	543,000	409,965
Juniper Networks, Inc. 3.300%, 06/15/20	1,478,000	1,476,253
Rogers Communications, Inc. 5.000%, 03/15/44	214,000	222,255
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 3.360%, 09/20/21 (144A)	2,987,563	2,953,952
4.738%, 03/20/25 (144A)	9,605,000	9,531,042
Telefonica Emisiones S.A.U. 4.665%, 03/06/38	2,285,000	2,137,310
TELUS Corp. 4.600%, 11/16/48	235,000	229,768
Verizon Communications, Inc. 2.879%, 3M LIBOR + 0.550%, 05/22/20 (c)	9,150,000	9,216,740
3.450%, 03/15/21	745,000	749,745
4.125%, 08/15/46	1,160,000	995,115
4.329%, 09/21/28	11,893,000	11,787,163
4.400%, 11/01/34 (b)	760,000	708,801
4.500%, 08/10/33	3,260,000	3,156,924
4.522%, 09/15/48	4,200,000	3,829,186
Vodafone Group plc 3.750%, 01/16/24	2,940,000	2,914,875
4.125%, 05/30/25	1,250,000	1,245,246
5.250%, 05/30/48	2,985,000	2,976,740

		72,403,107

Transportation—0.3%
Burlington Northern Santa Fe LLC 4.125%, 06/15/47	970,000	948,732
4.150%, 04/01/45	490,000	477,797
4.700%, 09/01/45	665,000	701,623

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Transportation—(Continued)
CSX Corp. 4.250%, 11/01/66	635,000	$549,006
FedEx Corp. 3.900%, 02/01/35	1,975,000	1,846,949
4.050%, 02/15/48	1,270,000	1,140,790
4.900%, 01/15/34	190,000	200,108
Hidrovias International Finance S.a.r.l. 5.950%, 01/24/25 (144A)	588,000	527,736
Norfolk Southern Corp. 4.050%, 08/15/52	995,000	907,417
Rumo Luxembourg S.a.r.l. 7.375%, 02/09/24 (144A) (b)	1,004,000	1,014,050
Rumo Luxembourg S.a.r.l. 5.875%, 01/18/25 (144A)	679,000	621,292
Ryder System, Inc. 3.750%, 06/09/23	135,000	134,894
Union Pacific Corp. 3.375%, 02/01/35	668,000	597,328
3.600%, 09/15/37	1,475,000	1,353,099
3.875%, 02/01/55	1,196,000	1,046,249
Union Pacific Railroad Co. Pass-Through Trust 3.227%, 05/14/26	735,629	712,670

		12,779,740

Trucking & Leasing—0.2%
Aviation Capital Group LLC 2.875%, 09/17/18 (144A)	3,355,000	3,355,629
GATX Corp. 2.600%, 03/30/20	1,747,000	1,725,757
3.850%, 03/30/27	650,000	622,887
Penske Truck Leasing Co. L.P. / PTL Finance Corp. 3.400%, 11/15/26 (144A)	2,690,000	2,508,422

		8,212,695

Total Corporate Bonds & Notes (Cost $1,154,998,995)		1,127,024,943

Asset-Backed Securities—13.5%

Asset-Backed - Credit Card—0.0%
World Financial Network Credit Card Master Trust 4.550%, 08/15/22	1,600,000	1,606,699

Asset-Backed - Home Equity—1.0%
ACE Securities Corp. Home Equity Loan Trust 2.221%, 1M LIBOR + 0.130%, 05/25/37 (c)	1,207,558	382,679
Bayview Financial Revolving Asset Trust 2.968%, 1M LIBOR + 0.500%, 05/28/39 (144A) (c)	7,870,301	6,965,216
3.102%, 1M LIBOR + 1.000%, 12/28/40 (144A) (c)	571,267	544,944
Bear Stearns Asset-Backed Securities Trust 2.441%, 1M LIBOR + 0.350%, 04/25/37 (c)	2,614,607	2,061,339
3.291%, 1M LIBOR + 1.200%, 01/25/36 (c)	108,799	107,252
3.816%, 1M LIBOR + 1.725%, 08/25/34 (c)	97,523	94,019
Citigroup Mortgage Loan Trust 2.291%, 1M LIBOR + 0.200%, 05/25/37 (c)	2,777,998	2,019,479
2.361%, 1M LIBOR + 0.270%, 05/25/37 (c)	1,261,888	925,483

Asset-Backed - Home Equity—(Continued)
Citigroup Mortgage Loan Trust, Inc. 2.341%, 1M LIBOR + 0.250%, 08/25/36 (c)	1,810,000	1,756,148
Countrywide Asset-Backed Certificates 2.411%, 1M LIBOR + 0.320%, 10/25/36 (c)	1,436,479	1,360,411
Countrywide Home Equity Loan Trust 5.842%, 06/25/35	194,716	240,006
6.155%, 06/25/35	405,584	441,435
Home Equity Mortgage Loan Asset-Backed Trust 4.116%, 1M LIBOR + 2.025%, 07/25/34 (c)	285,285	287,029
Home Equity Mortgage Trust 5.867%, 07/25/36	767,197	285,023
Home Loan Mortgage Loan Trust 2.793%, 1M LIBOR + 0.720%, 04/15/36 (c)	941,651	866,152
Irwin Home Equity Loan Trust 6.030%, 09/25/37 (144A)	288,709	280,579
JPMorgan Mortgage Acquisition Trust 6.000%, 07/25/36	325,571	163,429
6.410%, 07/25/36	441,480	221,473
MASTR Asset-Backed Securities Trust 2.241%, 1M LIBOR + 0.150%, 06/25/36 (c)	984,322	564,870
2.351%, 1M LIBOR + 0.260%, 06/25/36 (144A) (c)	665,000	530,594
2.371%, 1M LIBOR + 0.280%, 05/25/37 (c)	621,846	520,295
Mill City Mortgage Trust 1.000%, 06/01/57	3,560,000	870,420
4.000%, 06/01/57	2,130,000	2,130,000
Morgan Stanley ABS Capital I, Inc. Trust 2.221%, 1M LIBOR + 0.130%, 11/25/36 (c)	4,877,992	3,058,805
Nationstar Home Equity Loan Trust 2.271%, 1M LIBOR + 0.180%, 06/25/37 (c)	134,835	133,971
Option One Mortgage Loan Trust 2.301%, 1M LIBOR + 0.210%, 03/25/37 (c)	930,000	637,555
5.820%, 03/25/37	4,753,593	4,676,266
5.866%, 01/25/37	2,641,085	2,485,081
Securitized Asset Backed Receivables LLC Trust 2.281%, 1M LIBOR + 0.190%, 11/25/36 (144A) (c)	1,068,917	660,288
Security National Mortgage Loan Trust 2.441%, 1M LIBOR + 0.350%, 04/25/37 (144A) (c)	377,300	373,561
WaMu Asset-Backed Certificates WaMu Trust 2.341%, 1M LIBOR + 0.250%, 04/25/37 (c)	3,389,095	1,841,786
2.451%, 1M LIBOR + 0.360%, 04/25/37 (c)	360,091	197,902
Yale Mortgage Loan Trust 2.491%, 1M LIBOR + 0.400%, 06/25/37 (144A) (c)	921,781	405,772

		38,089,262

Asset-Backed - Manufactured Housing—0.5%
Bank of America Manufactured Housing Contract Trust 7.930%, 12/10/25 (c)	4,000,000	2,802,567
BCMSC Trust 7.575%, 06/15/30 (c)	1,270,292	484,851
7.830%, 06/15/30 (c)	1,178,847	465,094
8.290%, 06/15/30 (c)	2,018,917	843,325
Conseco Finance Corp. 6.280%, 09/01/30	533,298	568,955
6.830%, 04/01/30 (c)	139,687	124,810
6.980%, 09/01/30 (c)	1,072,042	924,945

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2018

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Manufactured Housing—(Continued)
Conseco Finance Corp. 7.500%, 03/01/30 (c)	485,366	$349,261
7.860%, 03/01/30 (c)	663,811	493,384
Conseco Finance Securitizations Corp. 7.960%, 05/01/31	982,363	618,829
7.970%, 05/01/32	2,298,832	1,112,589
8.060%, 09/01/29 (c)	660,809	339,183
8.200%, 05/01/31	1,795,043	1,161,066
Credit Suisse First Boston Mortgage Securities Corp. 8.100%, 09/25/31 (c)	720,000	769,759
Credit-Based Asset Servicing & Securitization LLC 6.250%, 10/25/36 (144A)	344,000	347,470
Greenpoint Manufactured Housing 8.290%, 12/15/29 (c)	440,000	470,722
9.230%, 12/15/29 (c)	547,844	449,378
Lehman ABS Manufactured Housing Contract Trust 6.630%, 04/15/40 (c)	2,430,000	2,569,699
Oakwood Mortgage Investors, Inc. 6.930%, 09/15/31 (c)	277,412	242,636
7.620%, 06/15/32 (c)	825,432	689,763
Origen Manufactured Housing Contract Trust 3.273%, 1M LIBOR + 1.200%, 10/15/37 (144A) (c)	966,354	969,785
7.820%, 03/15/32 (c)	345,049	339,679

		17,137,750

Asset-Backed - Other—11.5%
Ajax Mortgage Loan Trust Zero Coupon, 12/25/57 (144A) (c)	1,735,185	1,071,477
Zero Coupon, 04/25/58 (144A) (c) (d)	800,461	478,916
3.470%, 04/25/57 (144A)	3,319,650	3,296,312
3.750%, 12/25/57 (144A)	3,830,556	3,816,383
3.850%, 04/25/58 (144A)	3,564,559	3,565,012
4.000%, 10/25/57 (144A)	765,712	767,506
4.000%, 09/25/65 (144A)	1,140,369	1,142,644
Allegro CLO, Ltd. 2.861%, 3M LIBOR + 1.130%, 01/17/31 (144A) (c)	1,270,000	1,270,884
3.588%, 3M LIBOR + 1.240%, 10/16/30 (144A) (c)	400,000	400,456
3.672%, 3M LIBOR + 1.310%, 01/21/27 (144A) (c)	940,000	940,248
ALM, Ltd. Zero Coupon, 3M LIBOR + 1.900%, 07/15/27 (144A) (c)	2,530,000	2,530,000
2.604%, 3M LIBOR + 1.250%, 10/18/27 (144A) (c)	900,000	899,868
2.976%, 3M LIBOR + 0.890%, 04/16/27 (144A) (c)	2,780,000	2,775,324
3.265%, 3M LIBOR + 0.910%, 10/18/27 (144A) (c)	1,450,000	1,449,632
3.736%, 3M LIBOR + 1.650%, 04/16/27 (144A) (c)	1,385,000	1,378,248
3.748%, 3M LIBOR + 1.400%, 07/15/26 (144A) (c)	459,000	459,000
AMMC CLO, Ltd. 3.553%, 3M LIBOR + 1.200%, 11/10/30 (144A) (c)	500,000	502,428
AMSR Trust 5.235%, 1M LIBOR + 3.150%, 11/17/33 (144A) (c)	340,000	342,120
5.985%, 1M LIBOR + 3.900%, 11/17/33 (144A) (c)	130,000	131,203
7.185%, 1M LIBOR + 5.100%, 11/17/33 (144A) (c)	460,000	466,271
Anchorage Capital CLO, Ltd. 3.308%, 3M LIBOR + 0.960%, 10/15/27 (144A) (c)	7,290,000	7,292,719
3.332%, 3M LIBOR + 0.990%, 04/13/31 (144A) (c)	2,760,000	2,738,014
3.592%, 3M LIBOR + 1.250%, 10/13/30 (144A) (c)	835,000	835,104
3.618%, 3M LIBOR + 1.270%, 07/15/30 (144A) (c)	710,000	711,386

Asset-Backed - Other—(Continued)
Anchorage Capital CLO, Ltd. 3.648%, 3M LIBOR + 1.300%, 10/15/27 (144A) (c)	1,130,000	1,121,909
3.798%, 3M LIBOR + 1.450%, 01/15/30 (144A) (c)	2,410,000	2,397,222
3.859%, 3M LIBOR + 1.500%, 01/28/31 (144A) (c)	1,270,000	1,262,852
4.048%, 3M LIBOR + 1.700%, 10/15/27 (144A) (c)	250,000	249,996
4.198%, 3M LIBOR + 1.850%, 01/15/30 (144A) (c)	1,010,000	1,006,844
4.209%, 3M LIBOR + 1.850%, 01/28/31 (144A) (c)	1,390,000	1,381,269
4.492%, 3M LIBOR + 2.150%, 10/13/30 (144A) (c)	590,000	591,191
Apidos CLO 3.118%, 3M LIBOR + 1.080%, 04/15/31 (144A) (c)	3,204,000	3,199,755
3.335%, 3M LIBOR + 0.980%, 01/19/25 (144A) (c)	446,734	446,498
3.678%, 3M LIBOR + 1.330%, 01/16/27 (144A) (c)	750,000	750,143
4.159%, 3M LIBOR + 1.800%, 10/20/28 (144A) (c)	960,000	960,588
Arbor Realty Collateralized Loan Obligation, Ltd. 3.063%, 1M LIBOR + 0.990%, 12/15/27 (144A) (c)	1,200,000	1,201,801
Arbor Realty Commercial Real Estate Notes, Ltd. 3.063%, 1M LIBOR + 0.990%, 08/15/27 (144A) (c)	570,000	570,856
3.773%, 1M LIBOR + 1.700%, 09/15/26 (144A) (c)	1,590,000	1,599,429
Ares CLO, Ltd. 3.518%, 3M LIBOR + 1.170%, 10/15/30 (144A) (c)	390,000	391,143
3.853%, 3M LIBOR + 1.500%, 10/17/24 (144A) (c)	860,000	859,297
4.453%, 3M LIBOR + 2.100%, 10/17/24 (144A) (c)	730,000	728,728
ArrowMark Colorado Holdings 3.088%, 3M LIBOR + 1.160%, 10/25/30 (144A) (c)	750,000	750,094
3.978%, 3M LIBOR + 2.050%, 10/25/30 (144A) (c)	1,125,000	1,113,272
Atlas Senior Loan Fund IV, Ltd. 3.023%, 3M LIBOR + 0.680%, 02/17/26 (144A) (c)	2,920,000	2,914,572
Atrium 3.502%, 3M LIBOR + 1.140%, 10/23/25 (144A) (c)	380,000	380,058
3.798%, 3M LIBOR + 1.450%, 07/16/25 (144A) (c)	1,550,000	1,548,461
4.012%, 3M LIBOR + 1.650%, 04/22/27 (144A) (c)	1,119,000	1,121,943
4.298%, 3M LIBOR + 1.950%, 07/16/25 (144A) (c)	630,000	626,297
Avery Point CLO, Ltd. 3.333%, 3M LIBOR + 0.980%, 07/17/26 (144A) (c)	1,220,000	1,219,389
3.848%, 3M LIBOR + 1.500%, 01/15/28 (144A) (c)	2,820,000	2,824,506
B2R Mortgage Trust 2.524%, 05/15/48 (144A)	427,407	421,660
3.336%, 11/15/48 (144A)	444,444	441,912
Babson CLO, Ltd. 3.349%, 3M LIBOR + 0.990%, 01/20/31 (144A) (c)	680,000	678,159
3.549%, 3M LIBOR + 1.190%, 10/20/30 (144A) (c)	870,000	871,453
3.759%, 3M LIBOR + 1.400%, 01/20/31 (144A) (c)	250,000	249,423
4.959%, 3M LIBOR + 2.600%, 07/20/28 (144A) (c)	350,000	351,065
Benefit Street Partners CLO, Ltd. 3.135%, 3M LIBOR + 0.780%, 07/18/27 (144A) (c)	820,000	818,509
3.207%, 3M LIBOR + 1.090%, 04/20/31 (144A) (c)	440,000	438,568
3.459%, 3M LIBOR + 1.100%, 01/20/31 (144A) (c)	2,000,000	1,996,082
3.595%, 3M LIBOR + 1.240%, 10/18/29 (144A) (c)	3,800,000	3,806,741
BlueMountain CLO, Ltd. 3.358%, 3M LIBOR + 1.010%, 04/15/25 (144A) (c)	2,778,634	2,779,234
3.542%, 3M LIBOR + 1.180%, 10/22/30 (144A) (c)	760,000	760,973
Bowman Park CLO, Ltd. 3.510%, 3M LIBOR + 1.180%, 11/23/25 (144A) (c)	1,100,000	1,100,465
BSPRT Issuer, Ltd. 3.123%, 1M LIBOR + 1.050%, 03/15/28 (144A) (c)	1,380,000	1,377,415
3.423%, 1M LIBOR + 1.350%, 06/15/27 (144A) (c)	1,350,000	1,351,593

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2018

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
C-BASS Trust 2.251%, 1M LIBOR + 0.160%, 10/25/36 (c)	282,758	$205,171
2.261%, 1M LIBOR + 0.170%, 04/25/37 (c)	430,681	326,072
3.674%, 01/25/37	2,513,614	1,196,653
Carlyle Global Market Strategies CLO, Ltd. 3.138%, 3M LIBOR + 1.050%, 07/27/31 (144A) (c)	4,100,000	4,093,264
3.245%, 3M LIBOR + 0.890%, 01/18/29 (144A) (c)	510,000	508,962
3.311%, 3M LIBOR + 0.970%, 04/17/31 (c)	970,000	964,768
3.809%, 3M LIBOR + 1.450%, 01/20/29 (144A) (c)	7,485,000	7,512,081
Carlyle U.S. CLO, Ltd. 3.528%, 3M LIBOR + 1.180%, 01/15/30 (144A) (c)	1,550,000	1,555,766
Carrington Mortgage Loan Trust 2.211%, 1M LIBOR + 0.120%, 10/25/36 (c)	507,420	384,335
2.241%, 1M LIBOR + 0.150%, 06/25/37 (c)	325,192	322,438
2.251%, 1M LIBOR + 0.160%, 10/25/36 (c)	660,858	584,651
2.311%, 1M LIBOR + 0.220%, 10/25/36 (c)	730,000	494,103
2.331%, 1M LIBOR + 0.240%, 08/25/36 (c)	4,800,000	3,672,052
2.561%, 1M LIBOR + 0.470%, 12/25/35 (c)	834,000	830,605
CBAM, Ltd. 3.609%, 3M LIBOR + 1.250%, 07/20/30 (144A) (c)	2,000,000	2,014,738
4.103%, 3M LIBOR + 1.750%, 10/17/29 (144A) (c)	1,020,000	1,021,552
Cedar Funding CLO, Ltd. 3.217%, 3M LIBOR + 0.980%, 04/20/31 (144A) (c)	1,480,000	1,468,910
3.603%, 3M LIBOR + 1.250%, 10/17/30 (144A) (c)	5,150,000	5,157,854
3.963%, 3M LIBOR + 1.610%, 07/17/28 (144A) (c)	770,000	770,026
Chase Funding Trust 6.333%, 04/25/32	362,584	367,196
CIFC Funding, Ltd. 3.157%, 3M LIBOR + 1.000%, 04/18/31 (144A) (c)	1,520,000	1,509,130
3.455%, 3M LIBOR + 1.100%, 01/18/31 (144A) (c)	730,000	729,993
3.565%, 3M LIBOR + 1.210%, 10/18/30 (144A) (c)	2,130,000	2,137,374
3.753%, 3M LIBOR + 1.400%, 01/17/27 (144A) (c)	11,285,000	11,287,336
3.862%, 3M LIBOR + 1.500%, 07/22/26 (144A) (c)	290,000	289,479
4.098%, 3M LIBOR + 1.750%, 07/16/30 (144A) (c)	250,000	250,565
4.262%, 3M LIBOR + 1.900%, 07/22/26 (144A) (c)	470,000	470,100
5.053%, 3M LIBOR + 2.700%, 01/17/27 (144A) (c)	290,000	290,152
Citicorp Residential Mortgage Trust 5.190%, 06/25/37	1,030,000	981,345
Citigroup Mortgage Loan Trust, Inc. 2.411%, 1M LIBOR + 0.320%, 11/25/36 (c)	990,000	840,493
Colony American Homes 3.246%, 1M LIBOR + 1.200%, 07/17/32 (144A) (c)	1,589,180	1,588,455
Countrywide Asset-Backed Certificates 2.251%, 1M LIBOR + 0.160%, 01/25/46 (c)	2,044,280	2,027,235
2.311%, 1M LIBOR + 0.220%, 12/25/25 (c)	80,193	85,766
Countrywide Asset-Backed Certificates Trust 2.251%, 1M LIBOR + 0.160%, 09/25/46 (c)	128,574	126,417
Countrywide Revolving Home Equity Loan Resecuritization Trust 2.373%, 1M LIBOR + 0.300%, 12/15/33 (144A) (c)	644,079	603,974
Countrywide Revolving Home Equity Loan Trust 2.253%, 1M LIBOR + 0.180%, 05/15/35 (c)	442,905	426,351
Credit Suisse Mortgage Trust 4.500%, 03/25/21	5,939,155	5,978,309
Credit-Based Asset Servicing & Securitization LLC 3.454%, 12/25/36	216,853	185,665

Asset-Backed - Other—(Continued)
CWABS Asset-Backed Certificates Trust 4.553%, 05/25/36 (c)	434,992	424,540
4.997%, 05/25/36 (c)	1,500,136	1,469,976
CWHEQ Revolving Home Equity Loan Resuritization Trust 2.313%, 1M LIBOR + 0.240%, 12/15/35 (144A) (c)	533,897	513,362
CWHEQ Revolving Home Equity Loan Trust 2.223%, 1M LIBOR + 0.150%, 11/15/36 (c)	860,313	701,630
DCP Rights LLC 5.463%, 10/25/44 (144A)	6,721,565	6,712,963
Dorchester Park CLO, Ltd. 3.534%, 3M LIBOR + 1.450%, 04/20/28 (c)	934,000	934,000
Dryden 41 Senior Loan Fund 3.318%, 3M LIBOR + 0.970%, 04/15/31 (144A) (c)	250,000	248,503
Dryden CLO, Ltd. 3.468%, 3M LIBOR + 1.120%, 01/15/31 (144A) (c)	6,020,000	6,040,588
Dryden Senior Loan Fund 3.248%, 3M LIBOR + 0.900%, 10/15/27 (144A) (c)	1,630,000	1,629,265
3.543%, 3M LIBOR + 1.200%, 08/15/30 (144A) (c)	2,205,000	2,208,246
4.198%, 3M LIBOR + 1.850%, 10/15/27 (144A) (c)	660,000	658,213
First Franklin Mortgage Loan Trust 2.231%, 1M LIBOR + 0.140%, 12/25/36 (c)	5,644,204	3,472,857
2.241%, 1M LIBOR + 0.150%, 12/25/36 (c)	3,250,612	2,889,349
2.251%, 1M LIBOR + 0.160%, 04/25/36 (c)	458,897	433,811
2.301%, 1M LIBOR + 0.210%, 12/25/36 (c)	10,382,867	6,463,388
Flatiron CLO, Ltd. 3.238%, 3M LIBOR + 0.890%, 04/15/27 (144A) (c)	970,000	969,753
Fremont Home Loan Trust 2.231%, 1M LIBOR + 0.140%, 02/25/37 (c)	2,586,115	2,090,629
Galaxy CLO, Ltd. 3.928%, 3M LIBOR + 1.580%, 07/16/28 (144A) (c)	340,000	339,922
4.010%, 3M LIBOR + 1.680%, 11/15/26 (144A) (c)	430,000	428,523
GE-WMC Asset-Backed Pass-Through Certificates 2.341%, 1M LIBOR + 0.250%, 12/25/35 (c)	216,825	215,908
GE-WMC Mortgage Securities Trust 2.241%, 1M LIBOR + 0.150%, 08/25/36 (c)	7,364,610	4,732,755
Greystone Commercial Real Estate Notes, Ltd. 3.623%, 1M LIBOR + 1.550%, 03/15/27 (144A) (c)	400,000	403,021
Greywolf CLO, Ltd. 4.703%, 3M LIBOR + 2.350%, 01/17/27 (144A) (c)	320,000	320,057
GT Loan Financing, Ltd. 3.629%, 3M LIBOR + 1.270%, 10/28/24 (144A) (c)	621,997	622,157
Highbridge Loan Management, Ltd. 3.363%, 3M LIBOR + 1.000%, 02/05/31 (144A) (c)	1,390,000	1,388,194
4.459%, 3M LIBOR + 2.100%, 01/29/26 (144A) (c)	670,000	670,456
Home Equity Mortgage Loan Asset-Backed Trust 2.291%, 1M LIBOR + 0.200%, 07/25/37 (c)	1,173,412	771,474
Invitation Homes Trust 3.373%, 1M LIBOR + 1.300%, 08/17/32 (144A) (c)	1,976,891	1,979,350
4.000%, 1M LIBOR + 2.000%, 07/17/37 (c)	840,000	840,000
4.085%, 1M LIBOR + 2.000%, 03/17/37 (144A) (c)	520,000	521,505
4.585%, 1M LIBOR + 2.500%, 03/17/37 (144A) (c)	410,000	411,282
KKR CLO, Ltd. 3.398%, 3M LIBOR + 1.050%, 07/15/27 (144A) (c)	1,540,000	1,539,384
Knollwood CDO, Ltd. 4.355%, 3M LIBOR + 3.200%, 01/10/39 (144A) (c) (i) (j) (k)	874,636	0

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2018

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
LCM, Ltd. 2.996%, 3M LIBOR + 1.070%, 01/20/31 (144A) (c)	2,590,000	$2,593,401
Lehman ABS Mortgage Loan Trust 2.181%, 1M LIBOR + 0.090%, 06/25/37 (144A) (c)	224,889	157,552
Lendmark Funding Trust 2.830%, 12/22/25 (144A)	5,270,000	5,217,216
Litigation Fee Residual Funding LLC 3.500%, 10/30/27	2,881,210	2,868,821
LoanCore Issuer, Ltd. 3.203%, 1M LIBOR + 1.130%, 05/15/28 (144A) (c)	2,210,000	2,210,674
Long Beach Mortgage Loan Trust 2.201%, 1M LIBOR + 0.110%, 10/25/36 (c)	567,261	247,302
2.241%, 1M LIBOR + 0.150%, 06/25/36 (c)	637,861	373,663
2.251%, 1M LIBOR + 0.160%, 05/25/36 (c)	3,696,225	1,694,225
2.251%, 1M LIBOR + 0.160%, 10/25/36 (c)	2,254,064	988,725
2.251%, 1M LIBOR + 0.160%, 11/25/36 (c)	2,765,913	1,257,283
2.271%, 1M LIBOR + 0.180%, 05/25/46 (c)	2,068,833	891,830
2.281%, 1M LIBOR + 0.190%, 03/25/46 (c)	2,564,924	1,267,103
2.311%, 1M LIBOR + 0.220%, 02/25/36 (c)	2,041,832	1,978,858
2.311%, 1M LIBOR + 0.220%, 11/25/36 (c)	813,878	373,288
2.351%, 1M LIBOR + 0.260%, 05/25/36 (c)	2,566,820	1,199,313
2.381%, 1M LIBOR + 0.290%, 03/25/46 (c)	2,641,834	1,320,582
Madison Park Funding, Ltd. Zero Coupon, 3M LIBOR + 1.200%, 07/29/30 (144A) (c)	2,450,000	2,455,434
3.305%, 3M LIBOR + 0.950%, 04/19/30 (144A) (c)	1,330,000	1,325,635
3.479%, 3M LIBOR + 1.120%, 07/20/26 (144A) (c)	11,135,000	11,134,432
3.552%, 3M LIBOR + 1.190%, 10/21/30 (144A) (c)	5,000,000	5,006,970
Marathon CLO, Ltd. Zero Coupon, 1M LIBOR + 1.150%, 06/15/28 (144A) (c)	510,000	509,987
Marble Point CLO, Ltd. 3.535%, 12/18/30 (144A) (c)	830,000	829,070
Merrill Lynch First Franklin Mortgage Loan Trust 2.331%, 1M LIBOR + 0.240%, 05/25/37 (c)	11,270,412	7,822,077
Morgan Stanley IXIS Real Estate Capital Trust 2.201%, 1M LIBOR + 0.110%, 11/25/36 (c)	498,186	248,101
Mountain Hawk CLO, Ltd. 3.519%, 3M LIBOR + 1.160%, 07/22/24 (144A) (c)	371,447	371,708
4.539%, 3M LIBOR + 2.180%, 01/20/24 (144A) (c)	1,250,000	1,250,396
MP CLO, Ltd. 3.609%, 3M LIBOR + 1.250%, 10/20/30 (144A) (c)	1,010,000	1,013,123
Neuberger Berman Loan Advisers CLO, Ltd. 3.525%, 3M LIBOR + 1.170%, 10/18/30 (144A) (c)	1,770,000	1,770,901
Nomura Asset Acceptance Corp. Alternative Loan Trust 2.491%, 1M LIBOR + 0.400%, 10/25/36 (144A) (c)	391,259	349,507
Northwoods Capital XVII, Ltd. 3.308%, 3M LIBOR + 1.060%, 04/22/31 (144A) (c)	3,360,000	3,355,024
OCP CLO, Ltd. 3.182%, 3M LIBOR + 0.820%, 10/26/27 (144A) (c)	270,000	269,857
3.203%, 3M LIBOR + 0.850%, 04/17/27 (144A) (c)	1,263,000	1,259,368
3.442%, 3M LIBOR + 1.080%, 04/26/31 (144A) (c)	360,000	358,921
3.608%, 3M LIBOR + 1.260%, 07/15/30 (144A) (c)	3,270,000	3,276,511
3.925%, 3M LIBOR + 1.570%, 10/18/28 (144A) (c)	540,000	540,767
4.281%, 3M LIBOR + 1.950%, 11/20/30 (144A) (c)	250,000	250,163
Octagon Investment Partners, Ltd.
Zero Coupon, 3M LIBOR + 1.020%, 07/17/30 (c) (i) (j)	5,600,000	5,600,000
2.984%, 3M LIBOR + 1.000%, 01/25/31 (144A) (c)	3,420,000	3,417,507

Asset-Backed - Other—(Continued)
Octagon Investment Partners, Ltd.
3.231%, 3M LIBOR + 0.900%, 05/21/27 (144A) (c)	4,670,000	4,667,333
3.315%, 3M LIBOR + 0.960%, 04/16/31 (144A) (c)	2,210,000	2,200,468
3.473%, 3M LIBOR + 1.120%, 07/17/25 (144A) (c)	2,644,903	2,644,982
3.549%, 3M LIBOR + 1.190%, 01/20/31 (144A) (c)	430,000	430,258
3.681%, 3M LIBOR + 1.350%, 05/21/27 (144A) (c)	3,090,000	3,090,547
OFSI Fund, Ltd. 3.478%, 3M LIBOR + 1.130%, 03/20/25 (144A) (c)	4,190,000	4,189,015
OHA Credit Partners, Ltd. 3.479%, 3M LIBOR + 1.120%, 04/20/25 (144A) (c)	352,751	352,773
OHA Loan Funding, Ltd. 3.280%, 07/23/25 (144A)	490,000	488,245
3.370%, 3M LIBOR + 1.040%, 05/23/31 (144A) (c) (i) (j)	5,670,000	5,670,000
OneMain Financial Issuance Trust 4.100%, 03/20/28 (144A)	470,227	473,047
4.320%, 07/18/25 (144A)	3,100,000	3,093,133
5.310%, 09/18/24 (144A)	500,000	504,120
OZLM Funding, Ltd. 3.612%, 3M LIBOR + 1.250%, 10/22/30 (144A) (c)	10,705,000	10,721,518
3.799%, 3M LIBOR + 1.440%, 10/30/27 (144A) (c)	12,103,000	12,108,386
5.362%, 3M LIBOR + 3.000%, 01/22/29 (144A) (c)	3,950,000	3,976,686
OZLM, Ltd. 3.568%, 3M LIBOR + 1.220%, 11/22/30 (144A) (c)	690,000	694,030
3.701%, 3M LIBOR + 1.700%, 01/15/29 (144A) (c)	2,570,000	2,560,640
3.849%, 3M LIBOR + 1.490%, 01/20/29 (144A) (c)	1,950,000	1,953,284
3.968%, 3M LIBOR + 1.900%, 01/20/31 (144A) (c)	320,000	320,038
4.459%, 3M LIBOR + 2.100%, 01/20/29 (144A) (c)	810,000	812,367
5.909%, 3M LIBOR + 3.550%, 01/20/27 (144A) (c)	1,720,000	1,720,234
Palmer Square CLO, Ltd.
Zero Coupon, 3M LIBOR + 1.350%, 08/15/26 (144A) (c)	945,000	938,623
3.208%, 3M LIBOR + 1.030%, 04/18/31 (144A) (c)	1,040,000	1,035,367
3.483%, 3M LIBOR + 1.130%, 01/17/31 (144A) (c)	1,312,000	1,312,383
3.573%, 3M LIBOR + 1.220%, 10/17/27 (144A) (c)	780,000	780,217
4.603%, 3M LIBOR + 2.250%, 10/17/27 (144A) (c)	360,000	360,490
Palmer Square Loan Funding, Ltd. 3.088%, 3M LIBOR + 0.740%, 10/15/25 (144A) (c)	3,303,792	3,303,759
Parallel Ltd. 4.109%, 3M LIBOR + 1.750%, 07/20/27 (144A) (c)	350,000	349,973
Pretium Mortgage Credit Partners LLC 3.250%, 03/28/57 (144A)	1,218,044	1,213,446
Progress Residential Trust 2.740%, 06/12/32 (144A)	1,110,732	1,095,199
2.768%, 08/17/34 (144A)	927,022	896,720
3.565%, 08/17/34 (144A)	120,000	117,108
3.585%, 1M LIBOR + 1.500%, 09/17/33 (144A) (c)	1,739,210	1,741,861
4.261%, 08/17/34 (144A)	180,000	178,486
4.380%, 03/17/35 (144A)	250,000	248,906
4.778%, 03/17/35 (144A)	120,000	119,732
5.635%, 1M LIBOR + 3.550%, 01/17/34 (144A) (c)	650,000	660,456
5.935%, 1M LIBOR + 3.850%, 09/17/33 (144A) (c)	1,190,000	1,203,041
6.643%, 11/12/32 (144A)	250,000	259,697
PRPM LLC 4.250%, 01/25/22 (144A)	175,979	175,910
Race Point CLO, Ltd. 3.558%, 3M LIBOR + 1.210%, 10/15/30 (144A) (c)	1,170,000	1,178,330

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2018

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
RAMP Trust 2.261%, 1M LIBOR + 0.170%, 02/25/37 (c)	740,395	$405,813
2.361%, 1M LIBOR + 0.270%, 11/25/36 (c)	2,351,368	1,973,792
Rockford Tower CLO, Ltd. 3.154%, 3M LIBOR + 1.190%, 10/20/30 (144A) (c)	2,590,000	2,590,228
3.718%, 3M LIBOR + 1.370%, 04/15/29 (144A) (c)	3,550,000	3,552,758
4.098%, 3M LIBOR + 1.750%, 10/15/29 (144A) (c)	1,590,000	1,593,008
4.148%, 3M LIBOR + 1.800%, 04/15/29 (144A) (c)	1,500,000	1,502,341
4.648%, 3M LIBOR + 2.300%, 10/15/29 (144A) (c)	310,000	312,557
RR 3, Ltd. 3.438%, 3M LIBOR + 1.090%, 01/15/30 (144A) (c)	3,630,000	3,634,726
SG Mortgage Securities Trust 2.301%, 1M LIBOR + 0.210%, 10/25/36 (c)	570,000	399,469
Silver Creek CLO, Ltd. 3.599%, 3M LIBOR + 1.240%, 07/20/30 (144A) (c)	1,330,000	1,334,046
Sound Point CLO II, Ltd. 3.432%, 3M LIBOR + 1.070%, 01/26/31 (144A) (c)	500,000	498,512
Sound Point CLO, Ltd. 3.651%, 3M LIBOR + 1.150%, 04/18/31 (144A) (c)	370,000	368,068
3.892%, 3M LIBOR + 1.530%, 01/23/29 (144A) (c)	3,080,000	3,085,205
4.019%, 3M LIBOR + 1.660%, 10/20/28 (144A) (c)	1,240,000	1,240,565
Soundview Home Loan Trust 2.886%, 1M LIBOR + 0.795%, 01/25/35 (c)	24,775	23,246
SpringCastle America Funding LLC 3.050%, 04/25/29 (144A)	3,370,350	3,357,887
Springleaf Funding Trust 3.620%, 11/15/24 (144A)	2,062,000	2,058,422
Stanwich Mortgage Loan Co. LLC 3.598%, 05/17/22 (144A)	4,566,908	4,566,086
3.721%, 08/16/46 (144A)	967,584	967,834
Steele Creek CLO, Ltd. 2.884%, 3M LIBOR + 1.250%, 01/15/30 (144A) (c)	670,000	670,159
Symphony CLO, Ltd. 3.378%, 3M LIBOR + 1.030%, 10/15/25 (144A) (c)	8,667,860	8,667,921
TCI-Flatiron CLO,Ltd. 3.521%, 3M LIBOR + 1.200%, 11/17/30 (144A) (c)	1,080,000	1,081,159
TIAA CLO, Ltd. 3.498%, 3M LIBOR + 1.150%, 01/16/31 (144A) (c)	1,110,000	1,108,315
3.639%, 3M LIBOR + 1.280%, 04/20/29 (144A) (c)	900,000	902,996
Tricon American Homes Trust 4.564%, 05/17/37 (144A)	260,000	258,189
4.960%, 05/17/37 (144A)	180,000	179,279
Velocity Commercial Capital Loan Trust 3.341%, 1M LIBOR + 1.250%, 05/25/47 (144A) (c)	1,212,015	1,218,654
3.550%, 05/25/47 (144A) (c)	150,000	146,620
3.661%, 10/25/46 (c)	150,000	150,756
3.891%, 1M LIBOR + 1.800%, 10/25/46 (c)	438,089	443,926
4.240%, 11/25/47 (144A) (c)	243,968	238,913
4.450%, 05/25/47 (144A) (c)	150,000	149,332
4.458%, 10/25/46 (c)	100,000	100,673
5.000%, 11/25/47 (144A) (c)	142,472	139,271
5.350%, 05/25/47 (144A) (c)	150,000	152,038
5.498%, 10/25/46 (c)	140,000	142,650
7.226%, 10/25/46 (c)	160,000	166,249

Asset-Backed - Other—(Continued)
Venture CLO, Ltd.
Zero Coupon, 3M LIBOR + 1.070%, 07/15/31 (c) (i) (j)	420,000	420,000
3.718%, 3M LIBOR + 1.370%, 01/15/27 (144A) (c)	890,000	889,658
Vibrant CLO, Ltd. 3.839%, 3M LIBOR + 1.480%, 04/20/26 (144A) (c)	570,000	570,184
3.909%, 3M LIBOR + 1.550%, 01/20/29 (144A) (c)	1,020,000	1,024,277
4.409%, 3M LIBOR + 2.050%, 04/20/26 (144A) (c)	290,000	290,061
Voya CLO, Ltd. 3.314%, 3M LIBOR + 0.970%, 04/25/31 (144A) (c)	1,780,000	1,774,222
3.405%, 3M LIBOR + 1.050%, 01/18/26 (144A) (c)	2,870,879	2,871,072
3.478%, 3M LIBOR + 1.130%, 10/15/30 (144A) (c)	1,020,000	1,017,904
3.855%, 3M LIBOR + 1.500%, 01/18/26 (144A) (c)	1,285,000	1,284,945
4.348%, 3M LIBOR + 2.000%, 10/14/26 (144A) (c)	500,000	499,083
Washington Mutual Asset-Backed Certificates Trust 2.246%, 1M LIBOR + 0.155%, 10/25/36 (c)	953,445	823,225
2.271%, 1M LIBOR + 0.180%, 09/25/36 (c)	2,261,834	1,131,248
2.311%, 1M LIBOR + 0.220%, 02/25/37 (c)	2,262,231	1,034,851
Wellfleet CLO, Ltd. 3.679%, 3M LIBOR + 1.320%, 04/20/29 (144A) (c)	850,000	851,019
West CLO, Ltd. 3.523%, 3M LIBOR + 1.160%, 11/07/25 (144A) (c)	3,440,638	3,439,657
WestVue Mortgage Loan Trust 7.500%, 09/25/20 (144A)	46,231	46,273
York CLO, Ltd. 3.512%, 3M LIBOR + 1.150%, 01/22/31 (144A) (c)	1,520,000	1,517,720
3.609%, 3M LIBOR + 1.250%, 10/20/29 (144A) (c)	630,000	630,890
4.109%, 3M LIBOR + 1.750%, 10/20/29 (144A) (c)	850,000	852,399
4.712%, 3M LIBOR + 2.350%, 01/22/27 (144A) (c)	250,000	250,205

		431,723,576

Asset-Backed - Student Loan—0.5%
Navient Private Education Loan Trust 3.500%, 12/16/58 (144A) (c)	970,000	944,987
3.823%, 1M LIBOR + 1.750%, 10/17/44 (144A) (c)	4,595,000	4,668,621
Scholar Funding Trust 2.752%, 1M LIBOR + 0.650%, 01/30/45 (144A) (c)	4,644,227	4,620,549
SLM Private Credit Student Loan Trust 2.671%, 3M LIBOR + 0.330%, 03/15/24 (c)	3,463,334	3,454,148
SLM Private Education Loan Trust 2.500%, 03/15/47 (144A)	720,000	714,129
3.000%, 05/16/44 (144A)	970,000	964,557
3.473%, 1M LIBOR + 1.400%, 10/15/31 (144A) (c)	1,692,430	1,704,645
SMB Private Education Loan Trust 3.500%, 12/17/40 (144A)	1,340,000	1,303,094

		18,374,730

Total Asset-Backed Securities (Cost $500,022,520)		506,932,017

Municipals—6.3%
American Municipal Power, Inc., Build America Bond 6.449%, 02/15/44	355,000	464,482
Anne Arundel County 5.000%, 10/01/47	500,000	581,065

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2018

Municipals—(Continued)

Security Description	Principal Amount*	Value
Arizona Health Facilities Authority 2.359%, 01/01/37 (c)	780,000	$737,279
Arizona State University 5.000%, 07/01/43	330,000	380,566
Atlanta GA Water & Wastewater Revenue 5.000%, 11/01/41	760,000	880,832
Aurora, CO Water Revenue 5.000%, 08/01/41	1,020,000	1,163,779
5.000%, 08/01/46	1,190,000	1,353,173
Austin TX Water & Wastewater System Rev. 5.000%, 11/15/43	500,000	557,110
Bay Area Toll Bridge Authority, Build America Bonds 6.918%, 04/01/40	1,575,000	2,170,460
7.043%, 04/01/50	1,865,000	2,727,413
Berks County Industrial Development Authority 5.000%, 11/01/47	510,000	564,417
5.000%, 11/01/50	480,000	529,219
Buckeye Tobacco Settlement Financing Authority 5.875%, 06/01/47	2,100,000	2,108,967
Buena Park School District 5.000%, 08/01/47	260,000	299,710
California Health Facilities Financing Authority 5.000%, 08/15/33	495,000	575,512
Series A 5.000%, 08/15/47	500,000	556,440
California Infrastructure & Economic Development Bank 5.000%, 05/15/47	220,000	254,683
5.000%, 05/15/52	220,000	254,481
California Pollution Control Financing Authority 5.000%, 11/21/45 (144A)	450,000	477,545
California State Public Works Board, Build America Bond 8.361%, 10/01/34	760,000	1,126,206
Central Puget Sound Regional Transit Authority 5.000%, 11/01/50	510,000	570,578
Central Texas Regional Mobility Authority 5.000%, 01/01/45	350,000	381,868
5.000%, 01/01/46	350,000	382,655
Chesapeake Bay Bridge & Tunnel District 5.000%, 07/01/41	360,000	402,696
5.000%, 07/01/51	275,000	301,540
City & County of Denver 5.000%, 08/01/44	850,000	964,606
City of Cartersville GA 5.000%, 06/01/48	510,000	589,774
City of Columbia SC Waterworks & Sewer System Revenue 5.000%, 02/01/42	390,000	455,922
5.000%, 02/01/48	420,000	488,708
City of New York NY 5.000%, 04/01/40	740,000	858,111
5.000%, 04/01/45	1,050,000	1,211,857
Clark County School District 5.000%, 06/15/30	540,000	628,765
5.000%, 06/15/31	570,000	662,106
5.000%, 06/15/33	630,000	727,133
Colorado Health Facilities Authority 5.250%, 02/01/31	325,000	342,670
Colorado Springs CO Utilities System Revenue 5.000%, 11/15/42	260,000	301,488
Commonwealth Financing Authority 4.144%, 06/01/38	730,000	736,183
Series A 3.864%, 06/01/38	720,000	704,822
Commonwealth of Massachusetts 5.000%, 11/01/42	620,000	714,761
5.000%, 11/01/45	540,000	621,119
Series A 5.000%, 01/01/45	700,000	806,799
Commonwealth of Puerto Rico 8.000%, 07/01/35 (g)	5,000,000	2,025,000
Connecticut State Health & Educational Facility Authority 5.000%, 07/01/45	1,640,000	1,791,649
County of Clark NV 5.000%, 06/01/43	960,000	1,111,046
5.000%, 05/01/48	1,905,000	2,195,970
County of Franklin OH Sales Tax Revenue 5.000%, 06/01/43	460,000	539,221
5.000%, 06/01/48	900,000	1,050,795
County of King WA Sewer Revenue 5.000%, 07/01/42	320,000	369,306
5.000%, 07/01/47	520,000	578,360
Dallas Area Rapid Transit 5.000%, 12/01/41	680,000	768,305
5.000%, 12/01/46	920,000	1,036,224
Denver City & County, CO Airport System Revenue 5.000%, 11/15/28	340,000	392,754
5.000%, 11/15/29	380,000	437,623
5.000%, 11/15/30	305,000	350,448
District of Columbia Water & Sewer Authority 5.000%, 10/01/49	420,000	487,418
Dutchess County Local Development Corp. 5.000%, 07/01/46	1,025,000	1,131,405
Golden State Tobacco Securitization Corp. 5.125%, 06/01/47	1,820,000	1,820,018
Grant County Public Utility District No. 2 4.584%, 01/01/40	315,000	329,811
Great Lakes Water Authority Water Supply System Revenue 5.250%, 07/01/33	150,000	174,179
JobsOhio Beverage System 3.985%, 01/01/29	835,000	858,614
Kentucky Economic Development Finance Authority 5.250%, 06/01/50	330,000	353,447
Lexington County Health Services District, Inc. 5.000%, 11/01/41	300,000	329,058
Los Angeles County Metropolitan Transportation Authority 5.000%, 07/01/42	850,000	990,429
Los Angeles Department of Airports 5.000%, 05/15/44	260,000	297,427
Los Angeles, CA Community College District, Build America Bond 6.600%, 08/01/42	2,280,000	3,186,049
Los Angeles, CA Department of Water & Power Revenue, Build America Bond 6.603%, 07/01/50	565,000	817,854

See accompanying notes to financial statements.

BHFTII-24

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2018

Municipals—(Continued)

Security Description	Principal Amount*	Value
Los Angeles, CA Unified School District, Build America Bond 6.758%, 07/01/34	640,000	$846,464
Maryland Stadium Authority 5.000%, 05/01/41	460,000	518,609
Massachusetts Bay Transportation Authority 5.000%, 07/01/39	320,000	368,490
5.000%, 07/01/40	340,000	390,946
5.000%, 07/01/41	360,000	413,330
5.000%, 07/01/42	370,000	424,501
5.000%, 07/01/43	300,000	343,935
Massachusetts Development Finance Agency 5.000%, 07/01/43	260,000	288,714
5.000%, 09/01/45	290,000	328,445
5.000%, 07/01/47	500,000	554,480
5.000%, 07/01/48	1,280,000	1,414,592
5.000%, 07/01/53	510,000	560,051
Massachusetts Educational Financing Authority 5.000%, 01/01/22	500,000	543,850
Massachusetts Housing Finance Agency 4.500%, 12/01/39	300,000	311,961
4.500%, 12/01/48	340,000	353,811
4.600%, 12/01/44	320,000	333,040
Massachusetts Port Authority 5.000%, 07/01/43	460,000	514,556
Massachusetts School Building Authority 5.250%, 02/15/48	770,000	911,657
Massachusetts Water Resources Authority 5.000%, 08/01/40	270,000	309,936
Mesquite, TX Independent School District 5.000%, 08/15/42	570,000	649,806
Metropolitan Atlanta Rapid Transit Authority
Series A 5.000%, 07/01/41	510,000	574,954
5.000%, 07/01/42	510,000	574,612
Series B 5.000%, 07/01/45	400,000	456,184
Metropolitan Government of Nashville & Davidson County, Health & Educational Facilities Board 5.000%, 07/01/46	690,000	763,658
Metropolitan St. Louis Sewer District 5.000%, 05/01/42	710,000	822,365
Series A 5.000%, 05/01/47	650,000	750,685
Metropolitan Transportation Authority 5.000%, 11/15/42	670,000	766,889
5.250%, 11/15/57	820,000	933,234
Metropolitan Transportation Authority, Build America Bonds 6.668%, 11/15/39	170,000	226,625
6.687%, 11/15/40	590,000	785,396
6.814%, 11/15/40	1,005,000	1,348,821
Metropolitan Washington Airports Authority 5.000%, 10/01/32	890,000	1,015,624
5.000%, 10/01/43	790,000	906,636
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Build America Bond 7.462%, 10/01/46	560,000	822,741
Miami-Dade County, FL 5.000%, 07/01/35	345,000	393,721
Miami-Dade County, FL Aviation Revenue 2.504%, 10/01/24	1,000,000	953,070
3.354%, 10/01/29	195,000	188,421
3.454%, 10/01/30	355,000	344,439
3.504%, 10/01/31	330,000	320,410
5.000%, 10/01/38	1,025,000	1,124,640
5.000%, 10/01/40	500,000	565,095
Miami-Dade County, FL Educational Facilities Authority 5.000%, 04/01/53	1,070,000	1,197,747
5.073%, 04/01/50	655,000	735,093
Series A 5.000%, 04/01/48	530,000	596,997
Michigan Finance Authority 5.000%, 11/15/41	330,000	365,369
5.000%, 12/01/47	1,810,000	1,957,696
Michigan State Housing Development Authority 3.550%, 10/01/33	300,000	300,693
4.000%, 10/01/43	290,000	291,322
4.050%, 10/01/48	140,000	140,637
4.150%, 10/01/53	690,000	693,126
Mississippi State Hospital Equipment & Facilities Authority, Baptist Memorial Health Care 5.000%, 09/01/46	630,000	676,185
Missouri State Health & Educational Facilities Authority Revenue 3.652%, 08/15/57	1,495,000	1,412,805
5.000%, 11/15/29	340,000	388,090
Municipal Electric Authority of Georgia, Build America Bond 6.637%, 04/01/57	1,000,000	1,264,390
New Jersey State Turnpike Authority, Build America Bond 7.414%, 01/01/40	1,451,000	2,110,233
New Jersey Transportation Trust Fund Authority 5.000%, 06/15/29	380,000	415,667
New Orleans Aviation Board 5.000%, 01/01/40	530,000	577,112
New York City Housing Development Corp
3.700%, 11/01/38	320,000	321,504
3.850%, 11/01/43	950,000	953,791
3.950%, 11/01/48	320,000	321,702
4.000%, 11/01/53	1,010,000	1,015,353
New York City Transitional Finance Authority Building Aid Revenue 5.000%, 07/15/40	370,000	416,106
New York City Transitional Finance Authority Future Tax Secured Revenue 3.050%, 05/01/27	1,670,000	1,603,417
3.550%, 05/01/25	1,475,000	1,481,711
5.000%, 08/01/31	190,000	220,028
5.000%, 02/01/35	410,000	465,502
5.000%, 05/01/36	390,000	444,042
New York City Water & Sewer System 5.000%, 06/15/39	1,070,000	1,247,887
5.000%, 06/15/40	770,000	897,296
5.000%, 06/15/47	985,000	1,119,255
5.375%, 06/15/43	2,360,000	2,559,538
5.500%, 06/15/43	2,825,000	3,073,685
5.882%, 06/15/44	1,150,000	1,496,633

See accompanying notes to financial statements.

BHFTII-25

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2018

Municipals—(Continued)

Security Description	Principal Amount*	Value
New York City Water & Sewer System, Build America Bond 5.750%, 06/15/41	675,000	$851,465
New York Convention Center Development Corp. 5.000%, 11/15/40	370,000	416,750
5.000%, 11/15/46	920,000	1,042,121
New York Liberty Development Corp. 5.250%, 10/01/35	340,000	422,049
New York State Dormitory Authority 5.000%, 02/15/31	330,000	383,675
5.000%, 03/15/32	580,000	665,915
5.000%, 02/15/36	620,000	715,573
5.000%, 02/15/37	360,000	415,184
5.000%, 02/15/38	330,000	380,302
5.000%, 02/15/39	330,000	379,170
5.000%, 03/15/39	810,000	941,730
5.000%, 02/15/40	380,000	436,293
5.000%, 02/15/41	620,000	710,260
5.000%, 02/15/42	840,000	961,573
5.000%, 02/15/43	540,000	617,695
Series A 5.000%, 03/15/43	1,050,000	1,209,930
5.000%, 03/15/41	530,000	615,229
5.000%, 03/15/42	530,000	614,742
5.000%, 10/01/48	335,000	444,984
Series B 5.000%, 10/01/38	830,000	983,973
New York State Dormitory Authority, Build America Bond 5.389%, 03/15/40	1,075,000	1,282,357
New York State Urban Development Corp. 2.860%, 03/15/24	2,030,000	1,991,268
3.120%, 03/15/25	980,000	965,398
3.320%, 03/15/29	1,285,000	1,228,871
New York Transportation Development Corp. 5.000%, 07/01/46	340,000	366,598
5.250%, 01/01/50	2,060,000	2,241,795
North Carolina Department of Transportation 5.000%, 06/30/54	1,000,000	1,070,540
Ohio Turnpike & Infrastructure Commission 5.000%, 02/15/48	550,000	597,570
Omaha Public Power District 5.000%, 02/01/42	600,000	695,076
Orange County Local Transportation Authority, Build America Bond 6.908%, 02/15/41	1,420,000	1,922,623
Oregon School Boards Association 4.759%, 06/30/28	1,740,000	1,874,067
5.490%, 06/30/23	2,350,000	2,592,543
Pennsylvania Economic Development Financing Authority 5.000%, 12/31/38	510,000	558,093
Pennsylvania State University 5.000%, 09/01/43	360,000	419,558
5.000%, 09/01/48	420,000	487,099
Pennsylvania Turnpike Commission
Series B 5.000%, 12/01/48	3,970,000	4,514,132
5.000%, 12/01/43	1,010,000	1,137,442
Permanent University Fund - University of Texas System 3.376%, 07/01/47	1,290,000	1,194,566
Port Authority of New York & New Jersey 4.458%, 10/01/62	1,435,000	1,524,070
4.810%, 10/15/65	720,000	810,302
4.960%, 08/01/46	1,910,000	2,257,429
5.000%, 11/15/47	290,000	326,694
Public Power Generation Agency Revenue 5.000%, 01/01/35	360,000	404,849
Regents of the University of California Medical Center Pooled Revenue, Build America Bonds 6.583%, 05/15/49	1,455,000	1,950,471
Series L 5.000%, 05/15/47	910,000	1,029,165
Riverside, CA, Electric Revenue, Buld America Bond 7.605%, 10/01/40	525,000	767,398
Royal Oak Hospital Finance Authority 5.000%, 09/01/39	450,000	492,840
Sacramento County Sanitation Districts Financing Authority 2.071%, 12/01/35 (NATL) (c)	560,000	541,890
Salt Lake City Corp. Airport Revenue 5.000%, 07/01/47	1,510,000	1,704,362
Salt River Arizona Project Agricultural Improvement & Power District 5.000%, 12/01/45	1,870,000	2,110,538
San Antonio TX Electric & Gas Systems Revenue 5.000%, 02/01/48	250,000	272,125
San Antonio Water System 5.000%, 05/15/39	1,300,000	1,460,212
San Antonio, TX Electric & Gas Systems Revenue, Build Amereica Bond 5.808%, 02/01/41	470,000	586,950
San Diego County Regional Airport Authority 5.000%, 07/01/47	470,000	540,025
San Diego Public Facilities Financing Authority Sewer Revenue 5.000%, 05/15/39	475,000	551,584
San Diego Unified School District 5.000%, 07/01/41	780,000	914,254
San Francisco City & County Airport Comm-San Francisco International Airport 5.000%, 05/01/41	420,000	470,728
5.000%, 05/01/46	980,000	1,094,778
5.000%, 05/01/47	620,000	700,123
San Jose Redevelopment Agency Successor Agency 2.958%, 08/01/24	1,195,000	1,175,521
South Carolina Public Service Authority 2.388%, 12/01/23	1,085,000	1,010,949
5.000%, 12/01/49	700,000	742,175
5.000%, 12/01/50	700,000	747,978
State Board of Administration Finance Corp. 2.995%, 07/01/20	1,315,000	1,318,708
State of California 2.250%, 10/01/23	2,315,000	2,212,052
4.600%, 04/01/38	3,690,000	3,865,201
State of California General Obligation Unlimited, Build America Bonds 7.300%, 10/01/39	860,000	1,218,448
7.350%, 11/01/39	550,000	782,909
7.500%, 04/01/34	1,125,000	1,580,051
7.550%, 04/01/39	1,375,000	2,027,630

See accompanying notes to financial statements.

BHFTII-26

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2018

Municipals—(Continued)

Security Description	Principal Amount*	Value
State of Connecticut 3.310%, 01/15/26	1,445,000	$1,406,115
State of District of Columbia 5.000%, 06/01/42	500,000	575,565
State of Illinois
Series A 5.000%, 05/01/20	400,000	412,956
5.000%, 12/01/24	250,000	266,043
Series D 5.000%, 11/01/22	490,000	518,048
5.000%, 11/01/24	1,280,000	1,361,907
5.000%, 11/01/25	3,450,000	3,671,593
State of Illinois, General Obligation Unlimited 5.100%, 06/01/33	4,320,000	4,088,275
State of Missouri 3.086%, 09/15/51	1,450,000	1,238,938
3.651%, 01/15/46	330,000	318,773
State of Ohio 5.000%, 05/01/30	460,000	528,025
5.000%, 03/15/32	930,000	1,051,188
5.000%, 05/01/34	420,000	477,884
5.000%, 05/01/35	420,000	477,049
5.000%, 05/01/36	1,015,000	1,151,517
5.000%, 05/01/37	760,000	861,209
State of Texas 5.000%, 04/01/40	380,000	432,436
5.000%, 04/01/43	610,000	692,820
State of Virginia 5.000%, 06/01/40	700,000	816,627
5.000%, 12/01/40	720,000	839,959
5.000%, 12/01/41	690,000	804,319
State of Washington General Obligation Unlimited 5.000%, 07/01/30	1,440,000	1,641,600
5.000%, 08/01/30	415,000	482,869
5.000%, 08/01/40	1,300,000	1,475,815
5.000%, 02/01/41	610,000	698,176
5.000%, 08/01/41	400,000	460,748
5.000%, 08/01/42	420,000	483,428
State of Wisconsin 3.154%, 05/01/27	1,220,000	1,192,648
5.000%, 05/01/32	340,000	389,592
5.000%, 05/01/33	310,000	354,175
5.000%, 11/01/33	420,000	490,022
5.000%, 05/01/34	400,000	455,396
5.000%, 05/01/36	490,000	555,253
5.000%, 05/01/38	500,000	564,265
Sumter Landing Community Development District 4.172%, 10/01/47	385,000	405,020
Texas Municipal Gas Acquisition & Supply Corp. I 6.250%, 12/15/26	280,000	325,923
Texas Private Activity Bond Surface Transportation Corp. 5.000%, 12/31/55	170,000	182,852
Texas Transportation Commission State Highway Fund 5.000%, 10/01/19	940,000	979,912
Texas Water Development Board 5.000%, 10/15/43	750,000	869,430
5.000%, 10/15/47	300,000	345,141
Tobacco Settlement Finance Authority 7.467%, 06/01/47	1,205,000	1,200,770
Tobacco Settlement Financing Corp. 6.706%, 06/01/46	280,000	276,671
TSASC, Inc. 5.000%, 06/01/41	560,000	605,976
University of California CA, Revenue 3.063%, 07/01/25	665,000	647,145
4.601%, 05/15/31	650,000	701,201
4.858%, 05/15/12	980,000	1,039,006
University of Houston 5.000%, 02/15/33	390,000	445,314
5.000%, 02/15/34	350,000	398,104
5.000%, 02/15/35	800,000	907,616
5.000%, 02/15/36	1,040,000	1,176,874
University of Oregon 5.000%, 04/01/46	380,000	432,436
University of Texas 2.756%, 05/15/26	1,810,000	1,744,786
2.836%, 05/15/27	805,000	773,428
Upper Arlington City School District 5.000%, 12/01/48	670,000	775,572
Virginia Small Business Financing Authority 5.000%, 12/31/56	720,000	784,714
Water Revenue Authority of Georgia, Build America Bond 5.000%, 11/01/40	250,000	281,310
Weld County School District No. 2 5.250%, 12/01/41	560,000	654,399
West Virginia Hospital Finance Authority 5.000%, 06/01/19	365,000	376,074
5.000%, 06/01/20	390,000	411,750
5.000%, 06/01/21	390,000	420,393
5.000%, 06/01/22	425,000	467,509
5.000%, 06/01/23	355,000	396,989
5.000%, 06/01/24	375,000	424,669
Wisconsin Health & Educational Facilities Authority 5.000%, 12/15/44	310,000	333,851

Total Municipals (Cost $236,878,083)		235,380,602

Mortgage-Backed Securities—5.7%

Collateralized Mortgage Obligations—2.2%
Ajax Mortgage Loan Trust 1.000%, 02/26/57	1,180,000	514,931
4.250%, 08/25/64 (144A)	1,491,132	1,507,069
Alternative Loan Trust 6.000%, 04/25/37	158,534	118,661
American Home Mortgage Assets Trust 2.478%, 12M MTA + 0.920%, 11/25/46 (c)	312,893	171,792
2.498%, 12M MTA + 0.940%, 10/25/46 (c)	554,984	504,422
APS Resecuritization Trust 4.691%, 1M LIBOR + 2.600%, 04/27/47 (144A) (c)	822,167	840,282
4.941%, 1M LIBOR + 2.850%, 09/27/46 (144A) (c)	3,064,009	3,177,944
Ari Investments LLC 4.480%, 01/06/25	1,097,774	1,097,774

See accompanying notes to financial statements.

BHFTII-27

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2018

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Banc of America Alternative Loan Trust 5.500%, 10/25/35	1,277,855	$1,271,887
Bear Stearns Asset-Backed Securities Trust 6.250%, 12/25/35	2,613,876	2,572,942
6.250%, 02/25/36	3,066,627	2,728,308
Chase Mortgage Finance Trust 6.000%, 12/25/37	9,962,634	7,723,173
CIM Trust 3.015%, 06/25/57 (144A) (c)	6,005,221	5,883,209
COLT Funding LLC 5.091%, 1M LIBOR + 3.000%, 12/26/45 (144A) (c)	66,949	67,069
Countrywide Alternative Loan Trust 2.231%, 1M LIBOR + 0.140%, 04/25/47 (c)	860,450	817,697
2.274%, 1M LIBOR + 0.190%, 03/20/47 (c)	1,947,497	1,637,261
2.281%, 1M LIBOR + 0.190%, 10/25/46 (c)	1,235,687	1,187,747
2.284%, 1M LIBOR + 0.200%, 07/20/46 (c)	3,201,684	2,341,068
2.301%, 1M LIBOR + 0.210%, 07/25/46 (c)	1,621,064	1,595,337
2.321%, 1M LIBOR + 0.230%, 11/25/36 (c)	566,214	445,104
2.441%, 1M LIBOR + 0.350%, 06/25/35 (c)	1,657,949	1,500,325
2.691%, 1M LIBOR + 0.600%, 01/25/36 (c)	673,519	585,596
3.288%, 12M MTA + 1.730%, 11/25/46 (c)	3,512,027	3,011,511
5.500%, 04/25/37	950,170	773,121
6.000%, 05/25/37	3,507,463	2,581,412
Countrywide Home Loan Mortgage Pass-Through Trust 2.518%, 12M MTA + 0.960%, 04/25/46 (c)	4,161,281	2,119,029
Credit Suisse Mortgage Capital Certificates 2.140%, 1M LIBOR + 0.180%, 03/27/36 (144A) (c)	2,258,150	1,990,883
6.500%, 10/27/37 (144A)	2,615,084	1,633,271
CSFB Mortgage-Backed Pass-Through Certificates 3.441%, 1M LIBOR + 1.350%, 11/25/35 (c)	503,574	195,983
Deephaven Residential Mortgage Trust 4.000%, 07/25/46 (144A)	739,954	743,966
Deutsche ALT-A Securities Mortgage Loan Trust 2.241%, 1M LIBOR + 0.150%, 12/25/36 (c)	3,454,683	3,184,217
2.261%, 1M LIBOR + 0.170%, 08/25/47 (c)	633,353	421,278
Deutsche ALT-A Securities, Inc. Alternate Loan Trust 2.476%, 1M LIBOR + 0.500%, 01/27/37 (144A) (c)	186,747	115,837
GreenPoint Mortgage Funding Trust 3.558%, 12M MTA + 2.000%, 03/25/36 (c)	208,204	195,051
GSMPS Mortgage Loan Trust 2.441%, 1M LIBOR + 0.350%, 01/25/35 (144A) (c)	710,307	664,347
2.441%, 1M LIBOR + 0.350%, 03/25/35 (144A) (c)	856,243	800,535
2.441%, 1M LIBOR + 0.350%, 01/25/36 (144A) (c)	649,669	578,159
GSR Mortgage Loan Trust 6.000%, 07/25/37	790,864	719,706
IndyMac IMJA Mortgage Loan Trust 7.000%, 10/25/37	1,409,730	939,420
IndyMac INDX Mortgage Loan Trust 3.484%, 09/25/37 (c)	900,073	636,141
JPMorgan Alternative Loan Trust 2.301%, 1M LIBOR + 0.210%, 03/25/37 (c)	1,352,892	1,237,442
3.942%, 05/25/37 (c)	345,990	312,394
JPMorgan Mortgage Trust 3.000%, 05/25/47 (144A) (c)	803,376	783,355
6.500%, 08/25/36	301,128	232,213
LSTAR Securities Investment, Ltd. 3.533%, 1M LIBOR + 1.550%, 02/01/23 (144A) (c)	3,420,600	3,382,221

Collateralized Mortgage Obligations—(Continued)
MASTR Resecuritization Trust 2.395%, 08/25/37 (144A) (c)	530,485	369,107
Merrill Lynch Mortgage Investors Trust 3.736%, 05/25/36 (c)	1,799,190	1,660,906
Mortgage Loan Resecuritization Trust 2.259%, 1M LIBOR + 0.340%, 04/16/36 (144A) (c)	4,066,837	3,465,756
Nomura Asset Acceptance Corp. Alternative Loan Trust 6.634%, 05/25/36	272,434	110,295
Nomura Resecuritization Trust 2.480%, 11/26/35 (144A) (c)	662,616	649,492
Residential Accredit Loans, Inc. Trust 2.251%, 1M LIBOR + 0.160%, 02/25/37 (c)	318,812	304,316
2.281%, 1M LIBOR + 0.190%, 07/25/37 (c)	814,734	790,063
Seasoned Credit Risk Transfer Trust Zero Coupon, 07/25/56 (144A) (l)	838,121	67,237
1.194%, 07/25/56 (144A) (c) (d)	1,108,540	107,017
4.750%, 07/25/56 (144A) (c) (k)	540,000	523,778
4.750%, 05/25/57 (c)	150,000	148,042
6.412%, 05/25/57 (c)	170,000	93,131
STACR Trust 2018-HRP1 3.741%, 1M LIBOR + 1.650%, 04/25/43 (144A) (c)	1,315,000	1,322,332
Structured Adjustable Rate Mortgage Loan Trust 3.688%, 04/25/36 (c)	424,888	376,087
3.827%, 04/25/47 (c)	1,172,576	927,292
Structured Asset Mortgage Investments Trust 2.281%, 1M LIBOR + 0.190%, 06/25/36 (c)	1,575,028	1,474,885
2.301%, 1M LIBOR + 0.210%, 05/25/46 (c)	286,254	240,765
2.321%, 1M LIBOR + 0.230%, 02/25/36 (c)	2,155,661	2,043,751
Structured Asset Securities Corp. Mortgage Loan Trust 6.000%, 10/25/36 (144A)	618,890	523,764

		80,739,106

Commercial Mortgage-Backed Securities—3.5%
AOA Mortgage Trust 3.110%, 12/13/29 (144A) (c)	460,000	446,823
AREIT Trust 2.923%, 1M LIBOR + 0.850%, 02/15/35 (144A) (c)	990,000	987,533
Ashford Hospitality Trust, Inc. 4.173%, 1M LIBOR + 2.100%, 04/15/35 (144A) (c)	640,000	640,485
Atrium Hotel Portfolio Trust 4.023%, 1M LIBOR + 1.950%, 12/15/36 (144A) (c)	1,810,000	1,807,720
5.123%, 1M LIBOR + 3.050%, 12/15/36 (144A) (c)	790,000	789,005
Aventura Mall Trust 3.867%, 12/05/32 (144A) (c)	1,030,000	1,047,729
BAMLL Commercial Mortgage Securities Trust 3.123%, 1M LIBOR + 1.050%, 09/15/26 (144A) (c)	1,389,000	1,388,665
3.573%, 1M LIBOR + 1.500%, 11/15/32 (144A) (c)	300,000	300,000
3.716%, 04/14/33 (144A) (c)	850,000	790,133
3.727%, 08/14/34 (144A) (c)	2,470,000	2,238,228
4.073%, 1M LIBOR + 2.000%, 11/15/32 (144A) (c)	630,000	630,000
4.673%, 1M LIBOR + 2.600%, 09/15/26 (144A) (c)	260,000	259,884
5.573%, 1M LIBOR + 3.500%, 09/15/26 (144A) (c)	947,000	945,519
Banc of America Commercial Mortgage Trust 0.782%, 02/15/50 (c) (d)	8,000,000	380,640
1.438%, 02/15/50 (144A) (c) (d)	2,000,000	180,600
5.482%, 01/15/49 (c)	167,714	168,238

See accompanying notes to financial statements.

BHFTII-28

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2018

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
Bancorp Commercial Mortgage Trust (The) 2.923%, 1M LIBOR + 0.850%, 01/15/33 (144A) (c)	730,000	$729,736
Bayview Commercial Asset Trust 2.341%, 1M LIBOR + 0.250%, 10/25/36 (144A) (c)	263,053	250,532
2.391%, 1M LIBOR + 0.300%, 01/25/36 (144A) (c)	145,875	136,168
2.391%, 1M LIBOR + 0.300%, 10/25/36 (144A) (c)	267,668	255,525
2.451%, 1M LIBOR + 0.360%, 04/25/36 (144A) (c)	178,554	169,819
2.541%, 1M LIBOR + 0.450%, 01/25/36 (144A) (c)	108,596	101,227
2.541%, 1M LIBOR + 0.450%, 09/25/37 (144A) (c)	692,411	661,821
3.091%, 1M LIBOR + 1.000%, 10/25/37 (144A) (c)	142,665	142,591
3.591%, 1M LIBOR + 1.500%, 12/25/37 (144A) (c)	720,000	537,237
BB-UBS Trust 0.730%, 11/05/36 (144A) (c) (d)	85,480,000	3,046,370
4.160%, 11/05/36 (144A) (c)	330,000	310,176
BBCMS Mortgage Trust 2.795%, 1M LIBOR + 0.722%, 03/15/37 (144A) (c)	280,000	279,559
BHMS Mortgage Trust 3.483%, 1M LIBOR + 1.500%, 07/05/33 (144A) (c)	8,333,700	8,338,475
BSPRT Issuer, Ltd. 2.893%, 1M LIBOR + 0.820%, 10/15/34 (144A) (c)	210,000	209,922
BWAY Mortgage Trust 3.446%, 03/10/33 (144A)	1,495,000	1,440,240
3.454%, 03/10/33 (144A)	2,690,000	2,662,140
3.633%, 03/10/33 (144A)	600,000	580,155
4.058%, 03/10/33 (144A) (c)	1,210,000	1,151,507
BXP Trust 3.670%, 08/13/37 (144A) (c)	1,640,000	1,491,555
Caesars Palace Las Vegas Trust 4.499%, 10/15/34 (144A) (c)	410,000	412,524
CCRESG Commercial Mortgage Trust 5.671%, 04/10/29 (144A) (c)	230,000	234,860
CD Mortgage Trust 3.631%, 02/10/50	350,000	348,517
5.648%, 10/15/48	422,795	437,149
CFCRE Commercial Mortgage Trust 0.891%, 05/10/58 (c) (d)	2,370,000	118,069
1.905%, 05/10/58 (c) (d)	2,531,073	255,488
CGDBB Commercial Mortgage Trust 2.863%, 1M LIBOR + 0.790%, 07/15/32 (144A) (c)	1,490,000	1,490,464
3.673%, 1M LIBOR + 1.600%, 07/15/32 (144A) (c)	1,110,000	1,111,391
4.223%, 1M LIBOR + 2.150%, 07/15/32 (144A) (c)	1,680,000	1,676,878
Citigroup Commercial Mortgage Trust 1.073%, 09/15/50 (c) (d)	2,452,314	162,715
2.788%, 04/10/49 (144A)	930,000	715,930
3.520%, 09/10/31 (144A)	130,000	127,726
4.509%, 09/10/31 (144A)	250,000	246,978
4.996%, 04/15/49 (c)	40,000	40,839
CLNS Trust 5.546%, 1M LIBOR + 3.500%, 06/11/32 (144A) (c)	665,000	666,873
Commercial Mortgage Pass-Through Certificates Mortgage Trust 0.168%, 02/10/35 (144A) (c) (d)	60,958,000	362,091
1.225%, 03/10/46 (c) (d)	26,658,713	843,650
2.846%, 1M LIBOR + 0.800%, 08/13/27 (144A) (c)	700,000	699,558
3.183%, 02/10/48	513,000	500,754
3.285%, 10/10/36 (144A) (c)	270,000	245,847
3.550%, 07/15/47	550,000	551,077

Commercial Mortgage-Backed Securities—(Continued)
Commercial Mortgage Pass-Through Certificates Mortgage Trust 3.646%, 1M LIBOR + 1.600%, 02/13/32 (144A) (c)	1,280,000	1,281,038
3.796%, 08/10/47	540,000	547,345
3.977%, 05/10/47	1,394,000	1,428,218
4.006%, 04/10/47	400,000	409,942
4.051%, 04/10/47	1,896,000	1,949,155
4.236%, 02/10/47 (c)	320,000	331,903
4.296%, 1M LIBOR + 2.250%, 02/13/32 (144A) (c)	550,000	552,706
4.454%, 07/10/48 (c)	1,600,000	1,567,615
4.562%, 12/10/47 (c)	420,000	407,844
4.696%, 08/10/48 (c)	1,256,000	1,243,672
5.296%, 1M LIBOR + 3.250%, 02/13/32 (144A) (c)	50,000	50,648
5.849%, 06/10/44 (144A) (c)	190,000	192,780
Commercial Mortgage Trust 1.334%, 09/10/50 (c) (d)	2,671,920	229,128
3.807%, 05/10/48 (144A) (c)	1,740,000	1,723,263
4.037%, 1M LIBOR + 1.964%, 08/15/35 (144A) (c)	690,000	683,079
4.654%, 1M LIBOR + 2.581%, 08/15/35 (144A) (c)	630,000	622,793
Core Industrial Trust 3.077%, 02/10/34 (144A)	1,990,000	1,977,067
3.977%, 02/10/34 (144A) (c)	2,360,000	2,270,276
Credit Suisse First Boston Mortgage Securities Corp. 4.952%, 07/15/37 (c)	70,000	71,685
5.234%, 10/15/39 (144A) (c)	250,000	251,636
Credit Suisse Mortgage Capital Certificates 3.023%, 1M LIBOR + 0.950%, 12/15/30 (144A) (c)	280,000	280,133
Credit Suisse Mortgage Capital Certificates Trust 3.673%, 1M LIBOR + 1.600%, 11/15/33 (144A) (c)	201,070	202,011
CSAIL Commercial Mortgage Trust 0.220%, 11/15/50 (c) (d)	3,940,000	66,731
DBJPM Mortgage Trust 1.000%, 06/10/50 (c) (d)	2,060,000	135,321
3.635%, 09/10/49 (144A) (c)	698,000	583,939
DBUBS Mortgage Trust 3.452%, 10/10/34 (144A)	850,000	844,056
3.648%, 10/10/34 (144A) (c)	1,710,000	1,567,773
Eleven Madison Trust Mortgage Trust 3.673%, 09/10/35 (144A) (c)	440,000	437,697
GAHR Commercial Mortgage Trust 3.469%, 1M LIBOR + 1.300%, 12/15/34 (144A) (c)	149,089	149,136
3.495%, 12/15/34 (144A) (c)	980,000	967,517
GPMT, Ltd. 2.985%, 1M LIBOR + 0.900%, 11/21/35 (144A) (c)	869,000	867,371
GS Mortgage Securities Corp. 3.550%, 12/10/27 (144A) (c)	11,042,358	10,872,966
GS Mortgage Securities Corp. II 4.423%, 1M LIBOR + 2.350%, 02/15/37 (144A) (c)	230,000	229,729
5.366%, 05/03/32 (144A)	840,000	929,321
GS Mortgage Securities Corp. Trust 2.856%, 05/10/34 (144A)	710,000	696,077
3.373%, 1M LIBOR + 1.300%, 07/15/32 (144A) (c)	80,000	79,950
3.573%, 1M LIBOR + 1.500%, 07/15/32 (144A) (c)	170,000	169,947
3.873%, 1M LIBOR + 1.800%, 07/15/32 (144A) (c)	70,000	70,000
4.573%, 1M LIBOR + 2.500%, 07/15/32 (144A) (c)	40,000	40,013
GS Mortgage Securities Trust 3.000%, 08/10/50 (144A)	240,000	195,711

See accompanying notes to financial statements.

BHFTII-29

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2018

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
GS Mortgage Securities Trust 3.345%, 07/10/48	300,000	$242,712
3.931%, 09/10/47	800,000	819,026
4.529%, 04/10/47 (c)	50,000	49,670
4.559%, 07/10/48 (c)	500,000	493,840
4.800%, 06/10/47 (144A) (c)	100,000	85,121
Hilton Orlando Trust 4.723%, 1M LIBOR + 2.650%, 12/15/34 (144A) (c)	780,000	781,950
HMH Trust 3.062%, 07/05/31 (144A)	1,210,000	1,174,460
IMT Trust 3.478%, 06/15/34 (144A)	540,000	531,564
3.613%, 06/15/34 (144A) (c)	570,000	541,136
JPMBB Commercial Mortgage Securities Trust 0.967%, 05/15/48 (c) (d)	1,179,332	38,056
1.046%, 09/15/47 (c) (d)	2,810,922	118,450
3.775%, 08/15/47	550,000	557,623
3.801%, 09/15/47	220,000	223,282
4.272%, 12/15/48 (144A) (c)	300,000	286,369
JPMCC Commercial Mortgage Securities Trust 4.050%, 09/15/50	110,000	109,356
4.802%, 03/15/50 (144A) (c)	650,000	617,603
JPMDB Commercial Mortgage Securities Trust 0.750%, 12/15/49 (144A) (c) (d)	2,067,000	106,025
JPMorgan Chase Commercial Mortgage Securities Trust 0.643%, 04/15/46 (c) (d)	4,900,000	114,277
0.750%, 08/15/49 (144A) (c) (d)	5,300,000	260,356
0.944%, 12/15/49 (c) (d)	988,761	41,371
2.949%, 10/06/38 (144A) (c)	1,670,000	1,572,080
3.373%, 1M LIBOR + 1.300%, 06/15/45 (144A) (c)	130,000	133,365
3.429%, 06/10/27 (144A)	1,140,000	1,138,347
3.773%, 1M LIBOR + 1.700%, 07/15/36 (144A) (c)	1,343,423	1,348,059
4.400%, 01/15/49 (c)	970,000	907,852
4.900%, 01/15/49 (c)	1,785,000	1,813,095
5.073%, 1M LIBOR + 3.000%, 02/15/35 (144A) (c)	480,000	480,453
5.923%, 1M LIBOR + 3.850%, 10/15/29 (144A) (c)	470,000	470,000
6.326%, 08/12/40 (144A) (c)	301,304	304,549
Lehman Brothers Small Balance Commercial Mortgage Trust 2.341%, 1M LIBOR + 0.250%, 03/25/37 (144A) (c)	647,353	619,983
Lone Star Portfolio Trust 3.873%, 1M LIBOR + 1.800%, 09/15/28 (144A) (c)	82,159	82,267
LSTAR Commercial Mortgage Trust 1.389%, 03/10/50 (144A) (c) (d)	892,406	42,774
Madison Avenue Trust 4.169%, 10/12/32 (144A) (c)	998,000	997,700
Merrill Lynch Mortgage Trust 6.527%, 09/12/42 (144A) (c)	490,000	507,849
Morgan Stanley Bank of America Merrill Lynch Trust 1.336%, 12/15/47 (144A) (c) (d)	1,810,000	110,958
1.591%, 11/15/49 (c) (d)	1,100,993	93,741
3.060%, 10/15/48 (144A)	820,000	656,442
3.068%, 10/15/48	1,300,000	1,072,444
3.892%, 06/15/47	3,000,000	3,052,401
4.270%, 07/15/50 (144A) (c)	700,000	614,100
4.558%, 05/15/50 (c)	300,000	298,427
4.679%, 10/15/48 (c)	170,000	170,138

Commercial Mortgage-Backed Securities—(Continued)
Morgan Stanley Capital Trust 2.361%, 06/15/50 (144A) (c) (d)	1,190,000	189,379
2.546%, 06/15/50 (144A)	1,510,000	1,212,018
3.560%, 07/13/29 (144A) (c)	540,000	520,111
4.023%, 1M LIBOR + 1.950%, 11/15/34 (144A) (c)	330,000	330,935
4.165%, 05/15/48 (144A) (c)	110,000	93,453
4.165%, 05/15/48 (c)	150,000	143,758
4.177%, 07/15/51	470,000	484,072
4.281%, 06/15/50 (c)	339,000	330,666
4.673%, 1M LIBOR + 2.600%, 11/15/34 (144A) (c)	1,977,000	1,977,622
5.123%, 1M LIBOR + 3.050%, 11/15/34 (144A) (c)	610,000	612,882
Natixis Commercial Mortgage Securities Trust 2.869%, 1M LIBOR + 0.950%, 06/15/35 (144A) (c)	240,000	240,000
Olympic Tower Mortgage Trust 0.511%, 05/10/39 (144A) (c) (d)	13,300,000	406,714
4.077%, 05/10/39 (144A) (c)	1,345,000	1,233,633
One Market Plaza Trust
Zero Coupon, 02/10/32 (144A) (c) (d)	4,222,000	4
0.218%, 02/10/32 (144A) (c) (d)	21,110,000	105,761
Park Avenue Mortgage Trust 4.192%, 1M LIBOR + 2.119%, 09/15/34 (144A) (c)	3,510,000	3,486,899
Park Avenue Trust 0.271%, 06/05/37 (144A) (c) (d)	5,000,000	75,134
3.779%, 06/05/37 (144A) (c)	2,460,000	2,213,237
Prima Capital CRE Securitization, Ltd. 4.000%, 08/24/49 (144A)	260,000	252,330
RAIT Trust 3.023%, 1M LIBOR + 0.950%, 06/15/37 (144A) (c)	1,249,254	1,249,794
Resource Capital Corp., Ltd. 2.873%, 1M LIBOR + 0.800%, 07/15/34 (144A) (c)	940,770	940,770
4.073%, 1M LIBOR + 2.000%, 07/15/34 (144A) (c)	331,911	332,151
UBS Commercial Mortgage Trust 1.766%, 06/15/50 (c) (d)	2,126,199	221,515
Velocity Commercial Capital Loan Trust 4.521%, 1M LIBOR + 2.430%, 06/25/45 (144A) (c)	300,564	303,269
Waldorf Astoria Boca Raton Trust 3.423%, 1M LIBOR + 1.350%, 06/15/29 (144A) (c)	1,590,000	1,590,472
Wells Fargo Commercial Mortgage Trust 0.928%, 05/15/51 (c) (d)	9,196,397	530,902
1.050%, 02/15/48 (c) (d)	8,347,051	391,254
1.076%, 12/15/48 (c) (d)	1,314,894	68,040
1.225%, 12/15/59 (c) (d)	2,395,822	141,591
1.387%, 11/15/50 (c) (d)	5,677,034	495,079
1.408%, 08/15/49 (144A) (c) (d)	1,430,000	113,328
1.482%, 08/15/49 (c) (d)	2,800,000	260,120
2.897%, 1M LIBOR + 0.850%, 12/13/31 (144A) (c)	490,000	489,821
3.453%, 07/15/50	449,000	439,209
3.718%, 12/15/48	190,000	191,176
3.753%, 12/15/48 (c)	80,000	70,453
3.809%, 12/15/48	630,000	636,816
3.874%, 06/15/36 (144A) (c)	270,000	271,450
4.230%, 1M LIBOR + 2.157%, 12/15/36 (144A) (c)	270,000	268,811
4.501%, 09/15/50 (144A) (c)	150,000	138,089
WF-RBS Commercial Mortgage Trust 3.023%, 1M LIBOR + 0.950%, 03/15/44 (144A) (c)	39,199	39,351

See accompanying notes to financial statements.

BHFTII-30

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2018

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
WF-RBS Commercial Mortgage Trust 3.678%, 08/15/47	595,000	$600,227
3.915%, 09/15/57 (c)	1,540,000	1,453,021

		132,747,115

Total Mortgage-Backed Securities (Cost $215,079,947)		213,486,221

Foreign Government—3.3%

Municipal—0.0%
Provincia de Rio Negro 7.750%, 12/07/25 (144A) (m)	600,000	468,738

Sovereign—3.3%
Argentina Bonar Bonds 8.000%, 10/08/20	1,485,697	1,582,154
8.750%, 05/07/24 (m)	1,981,056	2,071,214
Argentine Republic Government International Bonds 5.625%, 01/26/22 (b)	4,039,000	3,774,445
5.875%, 01/11/28 (b)	2,226,000	1,808,625
6.250%, 04/22/19 (b)	2,131,000	2,139,545
6.875%, 04/22/21	4,587,000	4,518,195
Bahrain Government International Bond 6.750%, 09/20/29 (144A)	212,000	184,440
Bonos de la Nacion Argentina con Ajuste por CER 4.000%, 03/06/20 (ARS) (m)	12,117,000	422,262
Brazilian Government International Bond 4.625%, 01/13/28 (b)	2,374,000	2,142,535
Colombia Government International Bonds 3.875%, 04/25/27 (b)	11,304,000	10,930,968
4.375%, 07/12/21	1,858,000	1,896,089
Dominican Republic International Bond 5.950%, 01/25/27	2,050,000	2,024,375
Ecuador Government International Bond 7.875%, 01/23/28	1,280,000	1,072,256
Egypt Government International Bonds 4.750%, 04/16/26 (144A) (EUR)	502,000	537,871
5.577%, 02/21/23 (144A)	1,548,000	1,466,730
5.750%, 04/29/20	1,380,000	1,396,960
6.125%, 01/31/22	592,000	581,967
Hungary Government International Bond 5.375%, 03/25/24	3,500,000	3,717,966
Indonesia Government International Bond 4.100%, 04/24/28	3,111,000	3,006,144
Indonesia Treasury Bonds 7.000%, 05/15/27 (IDR)	41,780,000,000	2,736,255
8.375%, 09/15/26 (IDR)	36,137,000,000	2,565,904
Lebanon Government International Bonds 6.100%, 10/04/22	1,043,000	894,498
6.250%, 11/04/24	803,000	649,948
6.850%, 03/23/27	265,000	209,133
Mexico Government International Bonds 3.750%, 01/11/28 (b)	6,464,000	6,111,712
4.150%, 03/28/27	23,125,000	22,766,562

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Panama Government International Bond 3.750%, 03/16/25	3,490,000	$3,446,375
Peruvian Government International Bonds 4.125%, 08/25/27	2,175,000	2,223,937
7.350%, 07/21/25	2,900,000	3,538,000
Philippine Government International Bond 3.000%, 02/01/28	7,887,000	7,282,122
Republic of South Africa Government Bonds 6.250%, 03/31/36 (ZAR)	46,557,500	2,453,366
6.500%, 02/28/41 (ZAR)	49,549,468	2,576,208
8.500%, 01/31/37 (ZAR)	25,425,000	1,679,609
Republic of South Africa Government International Bonds 4.850%, 09/27/27	1,754,000	1,657,537
5.500%, 03/09/20	4,890,000	5,013,561
5.875%, 05/30/22	849,000	888,271
Russian Foreign Bond - Eurobond 4.250%, 06/23/27	2,800,000	2,698,276
Saudi Government International Bond 4.500%, 04/17/30 (144A)	1,241,000	1,239,553
Turkey Government International Bonds 5.125%, 02/17/28	2,324,000	2,045,771
6.250%, 09/26/22	1,749,000	1,753,971
Uruguay Government International Bond 4.375%, 10/27/27 (m)	4,486,000	4,542,075

		124,247,385

Total Foreign Government (Cost $131,306,794)		124,716,123

Floating Rate Loans (n)—2.0%

Aerospace/Defense—0.1%
TransDigm, Inc.
Term Loan G, 4.594%, 1M LIBOR + 2.500%, 08/22/24	1,904,432	1,895,759

Auto Manufacturers—0.1%
Caliber Home Loans, Inc.
Revolver, 5.474%, 3M LIBOR + 3.140%, 04/24/21	4,290,700	4,290,700

Building Materials—0.1%
Jeld-Wen, Inc. 1st Lien Term Loan, 4.334%, 3M LIBOR + 2.000%, 12/14/24	960,547	958,295
Pisces Midco, Inc. Term Loan, 6.089%, 3M LIBOR + 3.750%, 04/12/25	2,270,000	2,270,708
Summit Materials Cos. I LLC
Term Loan B, 4.094%, 1M LIBOR + 2.000%, 11/21/24	2,660,798	2,658,803

		5,887,806

Distribution/Wholesale—0.3%
Beacon Roofing Supply, Inc.
Term Loan B, 4.285%, 1M LIBOR + 2.250%, 01/02/25	1,533,158	1,527,647
Chimera Special Holding LLC
Term Loan, 4.005%, 1M LIBOR + 2.000%, 11/01/20	11,649,260	11,649,260

		13,176,907

See accompanying notes to financial statements.

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Schedule of Investments as of June 30, 2018

Floating Rate Loans (n)—(Continued)

Security Description	Principal Amount*	Value

Distributors—0.0%
American Builders & Contractors Supply Co., Inc.
Term Loan B, 4.094%, 1M LIBOR + 2.000%, 10/31/23	558,312	$554,759

Diversified Financial Services—0.4%
LSF9 Cypress Holdings LLC
Term Loan B, 05/10/25 (o)	1,175,000	1,172,797
LSTAR Securities Financing Vehicle:LPN
Term Loan, 3.983%, 1M LIBOR + 2.000%, 04/01/21	12,492,115	12,448,392

		13,621,189

Electric—0.1%
Vistra Energy Corp. 1st Lien Term Loan B3, 4.067%, 1M LIBOR + 2.000%, 12/31/25	1,290,000	1,282,442
Vistra Operations Co. LLC
Term Loan B2, 12/14/23 (o)	1,129,514	1,125,753

		2,408,195

Entertainment—0.2%
Scientific Games International, Inc.
Term Loan B5, 4.906%, 2M LIBOR + 2.750%, 08/14/24	1,699,439	1,694,978
Stars Group Holdings B.V. (The)
Incremental Term Loan, 07/28/25 (o)	4,677,019	4,653,634

		6,348,612

Environmental Control—0.1%
Robertshaw U.S. Holding Corp. 1st Lien Term Loan, 5.625%, 1M LIBOR + 3.500%, 02/28/25	2,284,711	2,284,711

Iron/Steel—0.0%
Samarco Mineracao S.A.
Delayed Draw Term Loan, 12/02/18 (o) (p)	543,000	371,955

Lodging—0.2%
MGM Growth Properties Operating Partnership L.P.
Term Loan B, 4.094%, 1M LIBOR + 2.000%, 04/25/23	2,290,284	2,290,760
Shutter Casa Del Mar
Term Loan, 4.416%, 1M LIBOR + 2.369%, 06/09/24	5,000,000	5,000,000

		7,290,760

Miscellaneous Manufacturing—0.0%
Gates Global LLC
Term Loan B, 5.084%, 3M LIBOR + 2.750%, 04/01/24	1,699,417	1,701,188

Packaging & Containers—0.1%
Reynolds Group Holdings, Inc.
Term Loan, 4.844%, 1M LIBOR + 2.750%, 02/05/23	2,672,992	2,672,620

Pipelines—0.0%
AL Midcoast Holdings LLC
Term Loan B, 06/28/25 (o)	1,100,000	1,101,375

Security Description	Principal Amount*	Value

Real Estate Investment Trusts—0.1%
VICI Properties 1 LLC
Replacement Term Loan B, 4.084%, 1M LIBOR + 2.000%, 12/20/24	2,678,565	$2,665,729

Retail—0.0%
SRS Distribution, Inc. 1st Lien Term Loan, 5.580%, 3M LIBOR + 3.250%, 05/23/25	840,000	833,280

Software—0.1%
First Data Corp. Term Loan, 4.091%, 1M LIBOR + 2.000%, 04/26/24	2,686,084	2,673,325

Telecommunications—0.1%
Level 3 Financing, Inc. Term Loan B, 4.334%, 1M LIBOR + 2.250%, 02/22/24	2,688,501	2,685,560

Transportation—0.0%
XPO Logistics, Inc.
Term Loan B, 4.091%, 1M LIBOR + 2.000%, 02/24/25	1,703,698	1,694,006

Total Floating Rate Loans (Cost $74,390,010)		74,158,436

Preferred Stock—0.2%

Banks—0.2%
Citigroup Capital, 8.729%, 3M LIBOR + 6.370%, 10/30/40 (c) (Cost $7,956,785)	292,339	7,922,387

Escrow Shares—0.0%

Savings & Loans—0.0%
Washington Mutual Bank (i) (j) (p)	5,027,000	1
Washington Mutual Bank (i) (j) (p)	1,310,000	0
Washington Mutual Bank (i) (j) (p)	2,440,000	0

		1

Total Escrow Shares (Cost $0)		1

Short-Term Investments—5.0%

Certificate of Deposit—1.3%
BNP Paribas 2.660%, 04/18/19	7,790,000	7,793,116
Canadian Imperial Bank 2.660%, 04/17/19	7,790,000	7,790,990
MUFG Bank Ltd. 2.680%, 04/17/19	7,780,000	7,785,315
Royal Bank of Canada 2.535%, 3M LIBOR + 0.180%, 04/18/19 (c)	7,790,000	7,791,805
Toronto-Dominion Bank 2.525%, 3M LIBOR + 0.170%, 04/17/19 (c)	7,790,000	7,794,228

See accompanying notes to financial statements.

BHFTII-32

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2018

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

Certificate of Deposit—(Continued)
Wells Fargo Bank N.A. 2.563%, 3M LIBOR + 0.210%, 04/16/19 (c)	7,780,000	$7,784,812
2.700%, 04/16/19	3,770,000	3,772,079

		50,512,345

Commercial Paper—0.9%
AT&T, Inc. 2.856%, 12/06/18	5,030,000	4,969,707
2.989%, 03/07/19	5,060,000	4,961,676
JP Morgan Securities LLC 2.533%, 3M LIBOR + 0.180%, 04/15/19 (144A) (c)	7,780,000	7,781,788
Societe Generale 2.735%, 04/12/19	7,790,000	7,628,220
Sumitomo Mistbushi Banking Corp. 2.694%, 04/17/19	7,790,000	7,627,487

		32,968,878

Repurchase Agreement—2.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/29/18 at 0.800%, due on 07/02/18 with a maturity value of $107,166,214; collateralized by U.S. Treasury Notes with rates ranging from 1.625% - 2.375%, maturity dates ranging from 11/15/22 - 01/31/23, and an aggregate market value of $109,305,967.	107,159,071	107,159,071

Total Short-Term Investments (Cost $190,608,544)		190,640,294

Securities Lending Reinvestments (q)—3.4%

Certificates of Deposit—1.7%
Banco Del Estado De Chile New York 2.455%, 3M LIBOR + 0.100%, 11/14/18 (c)	3,000,000	3,000,162
Bank of Nova Scotia 2.605%, 3M LIBOR + 0.280%, 03/20/19 (c)	3,500,000	3,504,900
Barclays Bank plc 2.430%, 08/01/18	1,500,000	1,500,446
Barclays Capital, plc 2.271%, 1M LIBOR + 0.270%, 08/03/18 (c)	3,500,000	3,499,671
Canadian Imperial Bank of Commerce 2.473%, 3M LIBOR + 0.120%, 01/14/19 (c)	1,000,000	1,000,375
China Construction Bank 2.550%, 09/17/18	3,000,000	2,999,949
Citibank N.A. 2.376%, 1M LIBOR + 0.330%, 09/12/18 (c)	2,000,000	1,999,858
Commonwealth Bank of Australia 2.502%, 3M LIBOR + 0.140%, 04/23/19 (c)	1,000,000	999,849
Cooperative Rabobank UA 2.488%, 3M LIBOR + 0.140%, 10/16/18 (c)	3,500,000	3,502,723
Credit Industriel et Commercial (NY) Zero Coupon, 07/24/18	1,987,990	1,997,200
Credit Suisse AG New York 2.460%, FEDEFF PRV + 0.550%, 09/07/18 (c)	3,500,000	3,500,000

Certificates of Deposit—(Continued)
Industrial & Commercial Bank of China, Ltd. 2.450%, 08/15/18	2,000,000	1,999,918
Mitsubishi UFJ Trust and Banking Corp. Zero Coupon, 08/13/18	1,987,854	1,994,860
Mizuho Bank, Ltd., New York 2.348%, 1M LIBOR + 0.250%, 11/26/18 (c)	3,000,000	3,000,012
Natixis New York 2.215%, 1M LIBOR + 0.210%, 08/06/18 (c)	1,000,000	1,000,052
Norinchukin Bank New York 2.301%, 1M LIBOR + 0.300%, 09/04/18 (c)	3,500,000	3,499,128
Royal Bank of Canada New York 2.296%, 1M LIBOR + 0.250%, 01/11/19 (c)	2,500,000	2,499,975
2.525%, 1M LIBOR + 0.440%, 09/17/18 (c)	2,000,000	2,001,602
Standard Chartered plc 2.250%, 08/21/18	2,000,000	2,000,306
2.384%, 1M LIBOR + 0.300%, 08/22/18 (c)	1,500,000	1,500,036
2.466%, 1M LIBOR + 0.420%, 10/11/18 (c)	2,000,000	2,000,422
Sumitomo Mitsui Banking Corp., New York 2.316%, 1M LIBOR + 0.270%, 09/10/18 (c)	5,000,000	5,000,440
Sumitomo Mitsui Trust Bank, Ltd., London 2.408%, 1M LIBOR + 0.310%, 11/26/18 (c)	3,000,000	3,000,000
Svenska Handelsbanken AB 2.459%, 3M LIBOR + 0.100%, 04/30/19 (c)	4,000,000	4,000,048
Westpac Banking Corp. 2.360%, FEDEFF PRV + 0.450%, 02/15/19 (c)	3,000,000	2,999,802

		64,001,734

Commercial Paper—0.4%
Bank of China, Ltd. 2.500%, 07/23/18	993,681	998,743
Canadian Imperial Bank of Commerce 2.485%, 1M LIBOR + 0.400%, 09/17/18 (c)	1,500,000	1,500,659
ING Funding LLC 2.236%, 1M LIBOR + 0.190%, 08/10/18 (c)	2,500,000	2,499,977
Macquarie Bank, Ltd. 2.280%, 09/04/18	2,982,520	2,987,802
Starbird Funding Corp. 2.300%, 08/10/18	994,378	997,505
UBS AG 2.431%, 1M LIBOR + 0.430%, 02/01/19 (c)	4,000,000	3,999,232
Westpac Banking Corp. 2.371%, 1M LIBOR + 0.280%, 05/24/19 (c)	2,000,000	2,000,000

		14,983,918

Repurchase Agreements—1.1%
Citigroup Global Markets, Inc. Repurchase Agreement dated 05/03/18 at 2.180%, due on 07/06/18 with a maturity value of $3,513,564; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 8.750%, maturity dates ranging from 05/15/20 - 08/15/45, and various Common Stock with an aggregate market value of $3,690,007.	3,500,000	3,500,000

See accompanying notes to financial statements.

BHFTII-33

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Schedule of Investments as of June 30, 2018

Securities Lending Reinvestments (q)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Deutsche Bank AG, London Repurchase Agreement dated 01/09/18 at 2.300%, due on 07/02/18 with a maturity value of $606,670; collateralized by various Common Stock with an aggregate market value of $669,725.	600,000	$600,000
Repurchase Agreement dated 09/12/17 at 2.440%, due on 08/06/18 with a maturity value of $1,277,789; collateralized by various Common Stock with an aggregate market value of $1,395,261.	1,250,000	1,250,000
ING Bank NV Repurchase Agreement dated 05/21/18 at 2.190%, due on 07/02/18 with a maturity value of $802,044; collateralized by various Common Stock with an aggregate market value of $889,756.	800,000	800,000
Macquarie Bank, Ltd., London Repurchase Agreement dated 06/29/18 at 2.000%, due on 07/02/18 with a maturity value of $6,291,073; collateralized by U.S. Government Obligations with rates ranging from 0.000% - 2.875%, maturity dates ranging from 07/19/18 - 02/15/46, and an aggregate market value of $6,418,751.	6,290,025	6,290,025
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 2.460%, due on 10/01/18 with a maturity value of $5,555,328; collateralized by various Common Stock with an aggregate market value of $5,830,000.	5,300,000	5,300,000
Repurchase Agreement dated 08/01/17 at 2.460%, due on 10/01/18 with a maturity value of $3,087,330; collateralized by various Common Stock with an aggregate market value of $3,300,000.	3,000,000	3,000,000
NBC Global Finance, Ltd. Repurchase Agreement dated 03/16/18 at 2.080%, due on 07/02/18 with a maturity value of $1,911,856; collateralized by various Common Stock with an aggregate market value of $2,114,493.	1,900,000	1,900,000
Repurchase Agreement dated 11/30/17 at 2.080%, due on 07/02/18 with a maturity value of $2,024,729; collateralized by various Common Stock with an aggregate market value of $2,225,782.	2,000,000	2,000,000
Repurchase Agreement dated 03/16/18 at 2.110%, due on 07/06/18 with a maturity value of $2,013,129; collateralized by various Common Stock with an aggregate market value of $2,225,782.	2,000,000	2,000,000
Societe Generale Repurchase Agreement dated 03/08/18 at 2.050%, due on 07/02/18 with a maturity value of $2,415,853; collateralized by various Common Stock with an aggregate market value of $2,670,845.	2,400,000	2,400,000
Repurchase Agreement dated 03/16/18 at 2.050%, due on 07/02/18 with a maturity value of $1,811,070; collateralized by various Common Stock with an aggregate market value of $2,003,133.	1,800,000	1,800,000
Repurchase Agreement dated 03/21/18 at 2.050%, due on 07/02/18 with a maturity value of $5,029,326; collateralized by various Common Stock with an aggregate market value of $5,564,259.	5,000,000	5,000,000

Repurchase Agreements—(Continued)
Societe Generale Repurchase Agreement dated 03/28/18 at 2.050%, due on 07/02/18 with a maturity value of $1,407,653; collateralized by various Common Stock with an aggregate market value of $1,557,993.	1,400,000	1,400,000
Repurchase Agreement dated 04/18/18 at 2.080%, due on 07/06/18 with a maturity value of $2,009,129; collateralized by various Common Stock with an aggregate market value of $2,225,704.	2,000,000	2,000,000
Repurchase Agreement dated 05/10/18 at 2.080%, due on 07/06/18 with a maturity value of $4,013,173; collateralized by various Common Stock with an aggregate market value of $4,451,408.	4,000,000	4,000,000

		43,240,025

Time Deposits—0.2%
Credit Industriel et Commercial (NY) 1.950%, 07/02/18	1,000,000	1,000,000
DNB Bank ASA 1.870%, 07/02/18	1,000,000	1,000,000
1.870%, 07/02/18	2,000,000	2,000,000
DZ Bank AG 1.890%, 07/02/18	1,000,000	1,000,000
Nordea Bank New York 1.880%, 07/02/18	1,000,000	1,000,000
Santander UK Group Holdings plc 1.900%, 07/02/18	1,000,000	1,000,000
Svenska Handelsbanken AB 1.870%, 07/02/18	1,000,000	1,000,000

		8,000,000

Total Securities Lending Reinvestments (Cost $130,215,584)		130,225,677

Total Purchased Options—0.2% (r) (Cost $8,440,100)		7,715,575

Total Investments—111.3% (Cost $4,253,350,623)		4,191,113,074
Other assets and liabilities (net)—(11.3)%		(426,080,750)

Net Assets—100.0%		$3,765,032,324

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(b)	All or a portion of the security was held on loan. As of June 30, 2018, the market value of securities loaned was $125,834,459 and the collateral received consisted of cash in the amount of $130,186,448. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Variable or floating rate security. The stated rate represents the rate at June 30, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

See accompanying notes to financial statements.

BHFTII-34

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2018

(d)	Interest only security.
(e)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2018, the market value of securities pledged was $6,523,539.
(f)	All or a portion of the security was pledged as collateral against open swap contracts. As of June 30, 2018, the market value of securities pledged was $31,610.
(g)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(h)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(i)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(j)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2018, these securities represent 0.3% of net assets.
(k)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2018, the market value of restricted securities was $523,778, which is 0.0% of net assets. See details shown in the Restricted Securities table that follows.
(l)	Principal only security.
(m)	Principal amount of security is adjusted for inflation.
(n)	Floating rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(o)	This loan will settle after June 30, 2018, at which time the interest rate will be determined.
(p)	Illiquid security. As of June 30, 2018, these securities represent 0.0% of net assets.
(q)	Represents investment of cash collateral received from securities on loan as of June 30, 2018.
(r)	For a breakout of open positions, see details shown in the Purchased Options table that follows.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2018, the market value of 144A securities was $736,117,291, which is 19.6% of net assets.

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Knollwood CDO, Ltd., 4.355%, 01/10/39	02/10/04	$874,636	$874,636	$0
Seasoned Credit Risk Transfer Trust, 4.750%, 07/25/56	10/04/17	540,000	520,446	523,778

				$523,778

TBA Forward Sale Commitments

Security Description	Interest Rate	Maturity	Face Amount	Cost	Value
Fannie Mae 15 Yr. Pool	2.000%	TBA	$(6,077,000)	$(5,730,421)	$(5,754,886)
Fannie Mae 15 Yr. Pool	2.500%	TBA	(6,326,200)	(6,117,168)	(6,148,291)
Fannie Mae 15 Yr. Pool	3.500%	TBA	(9,132,000)	(9,215,542)	(9,241,156)
Fannie Mae 15 Yr. Pool	4.000%	TBA	(2,559,000)	(2,622,575)	(2,625,174)
Fannie Mae 30 Yr. Pool	3.500%	TBA	(20,200,000)	(20,052,307)	(20,079,729)
Fannie Mae 30 Yr. Pool	4.000%	TBA	(12,082,000)	(12,315,344)	(12,317,621)
Fannie Mae 30 Yr. Pool	6.000%	TBA	(2,002,000)	(2,201,574)	(2,189,688)
Ginnie Mae I 30 Yr. Pool	4.500%	TBA	(3,100,000)	(3,213,344)	(3,222,089)

Totals				$(61,468,275)	$(61,578,634)

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
ARS	24,920,280	BNP	07/02/18	USD	894,316	$(32,767)
ARS	29,997,832	BNP	07/02/18	USD	1,160,000	(122,910)
ARS	50,349,662	BNP	07/31/18	USD	1,890,002	(200,992)
ARS	3,855,200	BNP	08/08/18	USD	162,667	(34,342)
ARS	7,710,400	BNP	08/08/18	USD	325,333	(68,684)
ARS	3,806,400	JPMC	08/08/18	USD	162,667	(35,966)
ARS	7,580,267	JPMC	08/08/18	USD	325,333	(73,015)

See accompanying notes to financial statements.

BHFTII-35

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2018

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
ARS	15,851,325	BNP	09/14/18	USD	581,700	$(72,048)
ARS	17,028,900	CBNA	09/14/18	USD	630,000	(82,486)
ARS	19,658,919	JPMC	09/14/18	USD	727,300	(95,226)
ARS	7,435,950	BNP	09/17/18	USD	267,000	(28,648)
AUD	3,857,000	GSI	09/19/18	USD	2,844,858	10,194
AUD	2,023,000	MSIP	09/19/18	USD	1,492,246	5,231
BRL	2,650,236	BNP	07/03/18	USD	705,000	(21,200)
BRL	2,669,712	BNP	07/03/18	USD	704,800	(15,975)
BRL	2,698,639	BNP	07/03/18	USD	710,000	(13,712)
BRL	5,372,589	BNP	07/03/18	USD	1,464,200	(77,994)
BRL	6,306,267	BNP	07/03/18	USD	1,731,920	(104,811)
BRL	1,639,699	BBP	07/03/18	USD	438,800	(15,734)
BRL	2,784,750	DBAG	07/03/18	USD	722,224	(3,718)
BRL	2,526,489	GSI	07/03/18	USD	655,244	(3,373)
BRL	2,546,776	GSI	07/03/18	USD	660,505	(3,400)
BRL	2,650,190	GSI	07/03/18	USD	687,325	(3,538)
BRL	7,223,931	GSI	07/03/18	USD	1,873,523	(9,644)
BRL	2,496,553	UBSA	07/03/18	USD	658,200	(14,053)
BRL	2,773,160	UBSA	07/03/18	USD	719,218	(3,702)
BRL	4,070,967	UBSA	07/03/18	USD	1,055,803	(5,435)
BRL	3,490,025	BNP	07/12/18	USD	925,000	(25,490)
BRL	12,015,848	UBSA	08/02/18	USD	3,224,000	(134,729)
CAD	5,116,823	BBP	09/19/18	USD	3,853,000	44,272
CHF	954,251	DBAG	09/19/18	USD	964,000	6,048
CHF	1,072,887	MSIP	09/19/18	USD	1,086,000	4,648
CLP	765,236,700	JPMC	07/03/18	USD	1,181,012	(9,842)
CLP	773,618,400	JPMC	07/03/18	USD	1,251,000	(67,002)
CLP	1,514,835,000	DBAG	07/05/18	USD	2,404,500	(86,094)
CLP	755,662,215	BOA	07/31/18	USD	1,202,250	(45,637)
CLP	353,378,000	JPMC	09/05/18	USD	545,000	(4,137)
CLP	334,801,500	UBSA	09/05/18	USD	515,000	(2,570)
CNY	6,573,069	DBAG	08/03/18	USD	1,025,920	(34,440)
COP	2,548,881,000	GSI	08/10/18	USD	900,000	(31,719)
EUR	2,289,000	BOA	07/03/18	USD	2,667,723	5,371
EUR	269,961	UBSA	07/18/18	USD	317,287	(1,688)
EUR	790,000	BBP	09/19/18	USD	924,063	3,883
EUR	420,000	SSBT	09/19/18	USD	489,340	3,999
GBP	1,932,000	JPMC	09/19/18	USD	2,545,138	13,409
GBP	191,000	RBC	09/19/18	USD	252,517	424
IDR	63,498,474,414	UBSA	08/20/18	USD	4,440,763	(38,646)
IDR	43,875,516,000	DBAG	08/31/18	USD	3,138,000	(100,975)
JPY	125,005,196	SCB	07/27/18	USD	1,139,600	(8,733)
JPY	98,001,605	BOA	09/19/18	USD	895,000	(5,055)
MXN	14,106,579	BBP	07/13/18	USD	706,000	3,165
MXN	14,387,214	BBP	07/13/18	USD	706,000	17,273
MXN	29,846,768	GSI	07/17/18	USD	1,502,000	(2,475)
MXN	49,277,760	DBAG	07/19/18	USD	2,400,000	74,986
MXN	42,520,008	MSIP	08/02/18	USD	2,119,800	11,153
MXN	14,134,480	BBP	08/10/18	USD	706,000	1,487
MXN	28,490,123	RBS	08/10/18	USD	1,412,000	14,043
MXN	75,800,000	BBP	08/22/18	USD	3,611,133	175,859
MXN	2,564,545	GSI	08/22/18	USD	124,739	3,387
MXN	86,179,089	HSBC	11/26/18	USD	4,426,000	(184,310)
NOK	7,878,375	BOA	09/19/18	USD	967,000	3,323
NOK	16,322,335	JPMC	09/19/18	USD	2,007,000	3,305
NZD	256,000	RBS	09/19/18	USD	174,554	(1,152)
RUB	498,441,120	JPMC	07/09/18	USD	7,984,000	(52,177)

See accompanying notes to financial statements.

BHFTII-36

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2018

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
RUB	88,242,895	BOA	07/12/18	USD	1,418,924	$(15,133)
RUB	34,750,156	CBNA	07/12/18	USD	555,825	(3,010)
RUB	88,242,895	CBNA	07/12/18	USD	1,421,438	(17,647)
RUB	181,549,800	MSIP	07/12/18	USD	2,839,822	48,320
RUB	39,156,474	UBSA	07/12/18	USD	611,295	11,617
RUB	59,141,435	GSI	07/13/18	USD	940,000	739
RUB	217,973,200	BNP	08/07/18	USD	3,482,000	(23,858)
RUB	177,160,141	BOA	08/21/18	USD	2,823,089	(16,595)
RUB	116,284,357	CSI	08/21/18	USD	1,854,911	(12,784)
RUB	9,939,984	BBP	09/12/18	USD	157,000	121
SEK	7,951,750	BOA	09/19/18	USD	890,000	3,050
SEK	654,991	DBAG	09/19/18	USD	74,000	(439)
SGD	925,095	SCB	07/25/18	USD	693,750	(14,502)
SGD	1,884,128	SCB	07/25/18	USD	1,387,500	(4,084)
SGD	1,890,390	SCB	07/25/18	USD	1,387,500	514
TRY	2,647,602	BNP	07/02/18	USD	565,280	11,056
TRY	3,286,185	BNP	07/02/18	USD	706,600	8,744
TRY	3,314,452	BBP	07/02/18	USD	706,600	14,898
TRY	1,748,865	CBNA	07/16/18	USD	375,000	3,458
TRY	5,409,115	JPMC	07/16/18	USD	1,160,000	10,543
TRY	3,661,240	RBS	07/16/18	USD	785,000	7,299
TRY	452,000	BNP	08/20/18	USD	119,476	(23,082)
TRY	41,046,000	BNP	08/20/18	USD	10,558,049	(1,804,608)
TWD	28,157,925	BBP	07/12/18	USD	925,000	(975)
TWD	27,990,500	JPMC	07/12/18	USD	925,000	(6,469)
TWD	28,046,925	BNP	08/10/18	USD	925,000	(2,861)
ZAR	13,579,863	BNP	07/05/18	USD	1,059,900	(70,181)
ZAR	13,577,234	GSI	07/05/18	USD	1,059,900	(70,373)
ZAR	10,831,007	BNP	07/10/18	USD	815,200	(26,314)
ZAR	11,702,902	BNP	07/10/18	USD	923,000	(70,609)
ZAR	10,485,476	DBAG	07/10/18	USD	768,987	(5,268)
ZAR	3,399,114	GSI	07/10/18	USD	250,013	(2,436)
ZAR	24,770,417	GSI	07/10/18	USD	1,968,000	(163,825)
ZAR	12,513,331	MSIP	07/10/18	USD	984,000	(72,581)
ZAR	10,376,588	DBAG	07/31/18	USD	768,750	(14,982)
ZAR	2,883,503	RBS	08/03/18	USD	211,980	(2,599)
ZAR	25,975,044	BBP	08/10/18	USD	1,907,800	(23,370)
ZAR	32,011,096	BOA	08/16/18	USD	2,338,283	(17,752)
ZAR	21,171,883	HSBC	08/16/18	USD	1,528,097	6,684

Contracts to Deliver
ARS	29,997,832	BNP	07/02/18	USD	1,076,534	39,444
ARS	24,920,280	BNP	07/02/18	USD	1,160,000	298,452
ARS	13,608,050	BNP	07/31/18	USD	635,000	178,510
ARS	13,500,900	CBNA	07/31/18	USD	630,000	177,104
ARS	26,238,273	JPMC	07/31/18	USD	1,207,000	326,821
ARS	7,326,480	BNP	08/08/18	USD	267,000	23,129
ARS	39,998,063	JPMC	08/08/18	USD	1,514,000	182,617
ARS	43,437,866	BNP	09/14/18	USD	1,939,000	542,385
ARS	8,076,750	CBNA	09/17/18	USD	267,000	8,108
AUD	3,857,000	CBNA	09/19/18	USD	2,851,904	(3,147)
AUD	2,023,000	RBC	09/19/18	USD	1,491,821	(5,656)
BRL	6,306,267	BNP	07/03/18	USD	1,635,528	8,419
BRL	5,372,589	BNP	07/03/18	USD	1,393,379	7,172
BRL	2,698,639	BNP	07/03/18	USD	699,891	3,603
BRL	2,669,712	BNP	07/03/18	USD	692,389	3,564

See accompanying notes to financial statements.

BHFTII-37

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2018

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
BRL	2,650,236	BNP	07/03/18	USD	687,337	$3,538
BRL	1,639,699	BBP	07/03/18	USD	425,255	2,189
BRL	2,784,750	DBAG	07/03/18	USD	705,000	(13,506)
BRL	7,223,931	GSI	07/03/18	USD	1,848,120	(15,760)
BRL	2,650,190	GSI	07/03/18	USD	707,000	23,212
BRL	2,546,776	GSI	07/03/18	USD	674,000	16,895
BRL	2,526,489	GSI	07/03/18	USD	674,000	22,129
BRL	4,070,967	UBSA	07/03/18	USD	1,097,000	46,631
BRL	2,773,160	UBSA	07/03/18	USD	707,800	(7,716)
BRL	2,496,553	UBSA	07/03/18	USD	647,480	3,333
BRL	3,480,775	GSI	07/12/18	USD	925,000	27,874
BRL	11,866,899	GSI	08/02/18	USD	3,224,000	173,024
BRL	8,131,553	GSI	08/02/18	USD	2,119,800	29,180
CAD	5,117,721	GSI	09/19/18	USD	3,853,000	(44,956)
CHF	1,072,864	GSI	09/19/18	USD	1,086,000	(4,625)
CHF	951,674	MSIP	09/19/18	USD	964,000	(3,429)
CLP	773,618,400	JPMC	07/03/18	USD	1,193,948	9,950
CLP	765,236,700	JPMC	07/03/18	USD	1,251,000	79,830
CLP	985,845,000	DBAG	07/05/18	USD	1,603,000	94,196
CLP	755,469,855	CSI	07/31/18	USD	1,202,250	45,932
CNY	6,559,280	SCB	08/03/18	USD	1,025,920	36,519
COP	2,591,100,000	UBSA	07/23/18	USD	900,000	16,720
COP	1,661,968,000	BNP	08/27/18	USD	560,000	(5,695)
COP	1,479,370,000	GSI	08/27/18	USD	500,000	(3,543)
EUR	2,289,000	GSI	07/03/18	USD	2,812,327	139,233
EUR	2,000,000	GSI	07/05/18	USD	2,363,360	27,434
EUR	278,371	TDB	07/18/18	USD	329,956	4,526
EUR	2,289,000	BOA	08/03/18	USD	2,673,921	(5,171)
EUR	534,000	SSBT	08/06/18	USD	623,033	(2,111)
EUR	1,780,200	BBP	08/08/18	USD	2,087,885	3,526
EUR	211,478	NIP	08/17/18	USD	250,551	2,774
EUR	277,993	SSBT	08/17/18	USD	329,377	3,668
EUR	790,000	MSIP	09/19/18	USD	921,213	(6,732)
GBP	191,000	BOA	09/19/18	USD	253,379	438
GBP	1,932,000	UBSA	09/19/18	USD	2,533,853	(24,694)
IDR	16,773,600,000	JPMC	08/09/18	USD	1,160,000	(4,656)
IDR	18,748,612,715	BNP	08/20/18	USD	1,338,517	38,745
IDR	39,782,280,915	DBAG	08/20/18	USD	2,839,969	82,009
IDR	19,750,447,043	DBAG	08/20/18	USD	1,409,437	40,211
IDR	47,111,671,420	JPMC	08/20/18	USD	3,306,778	40,698
IDR	18,748,612,804	JPMC	08/20/18	USD	1,338,709	38,936
IDR	53,199,676,600	DBAG	08/31/18	USD	3,722,600	40,165
JPY	98,273,774	GSI	09/19/18	USD	895,000	2,583
KRW	2,493,120,000	JPMC	07/30/18	USD	2,226,000	(12,441)
MXN	28,363,234	RBS	07/13/18	USD	1,412,000	(13,875)
MXN	88,460,350	MSIP	07/17/18	USD	4,452,000	7,683
MXN	43,953,600	UBSA	07/19/18	USD	2,400,000	192,421
MXN	91,543,785	CBNA	07/23/18	USD	4,584,800	(10,158)
MXN	13,934,879	GSI	08/10/18	USD	706,000	8,504
MXN	78,364,545	DBAG	08/22/18	USD	3,912,007	(3,110)
NOK	5,957,375	BNP	09/19/18	USD	735,660	1,933
NOK	1,873,438	BNP	09/19/18	USD	231,340	602
NOK	16,407,751	BBP	09/19/18	USD	2,007,000	(13,825)
NZD	256,000	BBP	09/19/18	USD	176,544	3,142
RUB	497,339,328	JPMC	07/09/18	USD	7,984,000	69,710
RUB	431,942,220	BNP	07/12/18	USD	7,409,021	537,571
RUB	49,219,380	BNP	07/13/18	USD	783,000	87

See accompanying notes to financial statements.

BHFTII-38

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2018

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
RUB	9,878,471	BBP	07/13/18	USD	157,000	$(133)
RUB	499,934,128	JPMC	08/07/18	USD	7,984,000	52,551
SEK	651,767	BOA	09/19/18	USD	74,000	801
SEK	7,909,943	GSI	09/19/18	USD	890,000	1,645
SGD	924,587	SCB	07/25/18	USD	693,750	14,874
TRY	6,455,724	BNP	07/02/18	USD	1,413,200	7,903
TRY	2,582,289	BNP	07/02/18	USD	565,280	3,161
TRY	3,313,350	DBAG	07/16/18	USD	752,009	34,993
TRY	6,902,235	MSIP	07/16/18	USD	1,567,991	74,334
TRY	2,093,869	DBAG	07/27/18	USD	440,400	(10,639)
TRY	2,090,989	DBAG	07/27/18	USD	440,400	(10,018)
TRY	3,356,989	BBP	08/02/18	USD	706,600	(14,722)
TRY	17,507,799	BNP	08/20/18	USD	4,309,612	575,911
TRY	13,485,522	CBNA	08/20/18	USD	3,346,865	470,952
TRY	10,504,679	CBNA	08/20/18	USD	2,605,650	365,430
TWD	28,087,625	BNP	07/12/18	USD	925,000	3,282
ZAR	13,495,177	BNP	07/05/18	USD	1,059,900	76,353
ZAR	11,433,578	RBS	07/05/18	USD	847,920	14,625
ZAR	2,872,810	RBS	07/05/18	USD	211,980	2,606
ZAR	12,528,022	BNP	07/10/18	USD	984,000	71,511
ZAR	25,872,076	BBP	07/10/18	USD	1,907,800	23,385
ZAR	8,532,779	BBP	07/10/18	USD	664,400	42,908
ZAR	15,577,950	GSI	07/10/18	USD	1,230,000	95,367
ZAR	12,176,308	MSIP	07/10/18	USD	923,000	36,128
ZAR	3,915,521	BOA	07/31/18	USD	307,500	23,072
ZAR	9,776,732	BBP	07/31/18	USD	768,750	58,556
ZAR	1,565,689	JPMC	07/31/18	USD	123,000	9,266
ZAR	9,780,540	RBS	07/31/18	USD	768,750	58,280
ZAR	17,119,143	CBNA	08/03/18	USD	1,376,181	133,101
ZAR	100,675,663	BBP	08/16/18	USD	7,927,049	628,924
ZAR	46,119,659	BBP	08/16/18	USD	3,337,627	(5,654)
ZAR	13,267,835	GSI	08/27/18	USD	953,900	(6,539)

Cross Currency Contracts to Buy
CAD	7,160,146	JPMC	09/19/18	EUR	4,629,000	16,294
CAD	3,086,000	BOA	09/19/18	MXN	49,528,757	(113,299)
CHF	1,928,500	MSIP	09/19/18	SEK	17,192,886	29,516
CHF	1,928,500	MSIP	09/19/18	SEK	17,197,707	28,975
MXN	50,098,124	BNP	09/19/18	CAD	3,086,000	141,622
SEK	34,738,911	DBAG	09/19/18	CHF	3,857,000	(19,372)

Net Unrealized Appreciation						$2,494,145

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
U.S. Treasury Note 2 Year Futures	09/28/18	4,201	USD	889,889,957	$254,168
U.S. Treasury Note 5 Year Futures	09/28/18	3,979	USD	452,082,791	(2,182,401)
U.S. Treasury Note Ultra 10 Year Futures	09/19/18	12	USD	1,538,813	(1,403)
U.S. Treasury Ultra Long Bond Futures	09/19/18	617	USD	98,450,063	1,282,986

See accompanying notes to financial statements.

BHFTII-39

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2018

Futures Contracts—(Continued)

Futures Contracts—Short	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
90 Day Eurodollar Futures	12/14/20	(20)	USD	(4,851,000)	$1,975
Euro-Bund Futures	09/06/18	(917)	EUR	(149,058,350)	(1,886,715)
U.S. Treasury Long Bond Futures	09/19/18	(112)	USD	(16,240,000)	(37,548)
U.S. Treasury Note 10 Year Futures	09/19/18	(3,796)	USD	(456,231,750)	(1,399,929)

Net Unrealized Depreciation					$(3,968,867)

Purchased Options

Foreign Currency Options	Strike Price		Counterparty	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
EUR Call/ZAR Put	ZAR	15.000	CBNA	07/03/18	635,940	EUR	635,940	$23,378	$47,883	$24,505
EUR Put/PLN Call	PLN	4.250	BNP	07/23/18	2,826,400	EUR	2,826,400	11,879	452	(11,427)
EUR Put/ZAR Call	ZAR	14.600	CBNA	07/03/18	635,940	EUR	635,940	878	—	(878)
JPY Call/KRW Put	KRW	10.300	BNP	07/25/18	185,000,000	JPY	185,000,000	14,150	6,154	(7,996)
JPY Call/KRW Put	KRW	10.450	JPMC	08/24/18	317,950,000	JPY	317,950,000	27,084	17,116	(9,968)
USD Call/BRL Put	BRL	3.750	DBAG	08/09/18	1,603,000	USD	1,603,000	44,211	68,870	24,659
USD Call/BRL Put	BRL	3.500	DBAG	08/20/18	101,760	USD	101,760	14,755	10,362	(4,393)
USD Call/CAD Put	CAD	1.300	BBP	07/27/18	1,628,000	USD	1,628,000	14,408	23,323	8,915
USD Call/CAD Put	CAD	1.340	BBP	07/27/18	1,628,000	USD	1,628,000	10,468	3,549	(6,919)
USD Call/MXN Put	MXN	20.000	JPMC	07/19/18	1,412,000	USD	1,412,000	67,458	21,633	(45,825)
USD Call/MXN Put	MXN	21.500	DBAG	07/19/18	847,200	USD	847,200	2,338	934	(1,404)
USD Call/MXN Put	MXN	21.000	DBAG	08/13/18	4,000,000	USD	4,000,000	83,640	27,344	(56,296)
USD Call/MXN Put	MXN	21.000	DBAG	08/16/18	4,000,000	USD	4,000,000	87,320	30,332	(56,988)
USD Call/SGD Put	SGD	1.348	BOA	07/23/18	2,775,000	USD	2,775,000	16,380	32,492	16,112
USD Call/TRY Put	TRY	4.300	DBAG	07/20/18	105,990	USD	105,990	12,273	2,158	(10,115)
USD Call/TWD Put	TWD	30.150	DBAG	07/09/18	1,850,000	USD	1,850,000	8,751	18,531	9,780
USD Call/TWD Put	TWD	30.270	JPMC	07/20/18	1,628,000	USD	1,628,000	4,705	13,141	8,436
USD Call/ZAR Put	ZAR	13.100	MSIP	07/06/18	2,038,000	USD	2,038,000	26,392	96,202	69,810
USD Call/ZAR Put	ZAR	12.700	JPMC	07/19/18	1,835,600	USD	1,835,600	124,307	142,826	18,519
USD Call/ZAR Put	ZAR	11.600	BNP	07/20/18	169,600	USD	169,600	21,030	12	(21,018)
USD Put/BRL Call	BRL	3.680	DBAG	07/19/18	2,119,000	USD	2,119,000	6,039	1,085	(4,954)
USD Put/BRL Call	BRL	3.500	GSI	07/20/18	10,599,000	USD	10,599,000	51,481	212	(51,269)
USD Put/BRL Call	BRL	3.600	DBAG	07/23/18	2,119,800	USD	2,119,800	30,101	553	(29,548)
USD Put/IDR Call	IDR	14,000.000	DBAG	07/05/18	1,038,000	USD	1,038,000	5,512	114	(5,398)
USD Put/IDR Call	IDR	14,020.000	JPMC	07/20/18	3,533,000	USD	3,533,000	18,301	4,141	(14,160)
USD Put/IDR Call	IDR	13,800.000	JPMC	09/13/18	1,668,000	USD	1,668,000	17,998	2,575	(15,423)
USD Put/INR Call	INR	68.000	DBAG	08/16/18	2,038,000	USD	2,038,000	15,183	7,555	(7,628)
USD Put/KRW Call	KRW	1,095.000	JPMC	08/01/18	1,850,000	USD	1,850,000	8,140	8,140	—
USD Put/MXN Call	MXN	20.000	MSIP	07/24/18	3,179,500	USD	3,179,500	43,750	59,864	16,114
USD Put/MXN Call	MXN	19.500	MSIP	08/03/18	6,359,000	USD	6,359,000	49,734	61,218	11,484
USD Put/MXN Call	MXN	18.500	DBAG	08/13/18	4,000,000	USD	4,000,000	98,600	7,064	(91,536)
USD Put/MXN Call	MXN	18.500	DBAG	08/16/18	4,000,000	USD	4,000,000	86,840	7,832	(79,008)
USD Put/MXN Call	MXN	19.500	MSIP	08/20/18	76,869,000	USD	76,869,000	531,857	865,237	333,380
USD Put/MXN Call	MXN	19.500	DBAG	09/13/18	1,398,000	USD	1,398,000	9,940	18,651	8,711
USD Put/MXN Call	MXN	19.500	CBNA	09/13/18	1,398,000	USD	1,398,000	9,978	18,651	8,673
USD Put/MXN Call	MXN	20.500	GSI	09/18/18	2,226,000	USD	2,226,000	44,714	86,092	41,378
USD Put/MXN Call	MXN	18.000	MSIP	10/04/18	6,359,000	USD	6,359,000	10,467	12,158	1,691
USD Put/MXN Call	MXN	16.500	MSIP	10/25/18	212,000	USD	212,000	20,673	48	(20,625)
USD Put/RUB Call	RUB	61.000	DBAG	07/20/18	3,533,000	USD	3,533,000	61,651	6,840	(54,811)
USD Put/TRY Call	TRY	4.750	MSIP	07/24/18	1,413,200	USD	1,413,200	45,470	46,439	969
USD Put/TRY Call	TRY	4.300	MSIP	07/24/18	169,600	USD	169,600	19,334	4,182	(15,152)
USD Put/TRY Call	TRY	4.700	DBAG	07/27/18	1,367,520	USD	1,367,520	34,940	35,088	148
USD Put/TRY Call	TRY	4.650	MSIP	08/10/18	1,696,000	USD	1,696,000	16,960	34,451	17,491

See accompanying notes to financial statements.

BHFTII-40

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2018

Purchased Options—(Continued)

Foreign Currency Options	Strike Price		Counterparty	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
USD Put/TRY Call	TRY	4.480	GSI	09/12/18	1,412,000	USD	1,412,000	$26,704	$10,632	$(16,072)
USD Put/TRY Call	TRY	4.515	MSIP	09/26/18	13,754,000	USD	13,754,000	124,474	135,106	10,632
USD Put/TRY Call	TRY	4.497	CBNA	10/19/18	17,435,000	USD	17,435,000	127,624	157,856	30,232
USD Put/ZAR Call	ZAR	12.450	BNP	08/22/18	3,533,000	USD	3,533,000	73,910	2,724	(71,186)
USD Put/ZAR Call	ZAR	12.450	JPMC	08/27/18	3,533,000	USD	3,533,000	86,700	3,201	(83,499)
USD Put/ZAR Call	ZAR	12.550	DBAG	09/04/18	2,119,800	USD	2,119,800	48,946	3,502	(45,444)
USD Put/ZAR Call	ZAR	12.904	MSIP	09/26/18	13,464,000	USD	13,464,000	118,820	85,739	(33,081)
USD Put/ZAR Call	ZAR	12.630	JPMC	10/18/18	13,080,000	USD	13,080,000	77,332	61,633	(15,699)
USD Put/ZAR Call	ZAR	12.630	JPMC	10/18/18	9,444,000	USD	9,444,000	55,436	44,500	(10,936)

Totals								$2,593,414	$2,356,397	$(237,017)

OTC Interest Rate Caps	Strike Rate	Counterparty	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Depreciation
2 Yr. - 10 Yr. Constant Maturity Index Cap	0.440%	CBNA	07/23/18	1,215,710,000	USD	1,215,710,000	$607,855	$—	$(607,855)
2 Yr. - 10 Yr. Constant Maturity Index Cap	0.339%	CBNA	08/28/18	301,690,000	USD	301,690,000	197,607	2,281	(195,326)

Totals							$805,462	$2,281	$(803,181)

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
Call - OTC - 10 Yr. IRS	3.041%	JPMC	3M LIBOR	Pay	04/27/38	52,790,000	USD	52,790,000	$2,520,612	$2,966,714	$446,102
Put - OTC - 10 Yr. IRS	3.041%	JPMC	3M LIBOR	Receive	04/27/38	52,790,000	USD	52,790,000	2,520,612	2,390,183	(130,429)

Totals									$5,041,224	$5,356,897	$315,673

Written Options

Foreign Currency Options	Strike Price		Counterparty	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
EUR Call/ZAR Put	ZAR	15.000	DBAG	07/03/18	(635,940)	EUR	(635,940)	$(6,709)	$(47,883)	$(41,174)
EUR Put/ZAR Call	ZAR	14.600	DBAG	07/03/18	(635,940)	EUR	(635,940)	(7,260)	—	7,260
JPY Call/ KRW Put	KRW	10.600	BNP	07/25/18	(185,000,000)	JPY	(185,000,000)	(4,380)	(1,797)	2,583
USD Call/BRL Put	BRL	3.950	DBAG	08/09/18	(2,404,500)	USD	(2,404,500)	(26,906)	(37,558)	(10,652)
USD Call/CAD Put	CAD	1.360	BBP	07/27/18	(2,442,000)	USD	(2,442,000)	(6,740)	(1,643)	5,097
USD Call/CAD Put	CAD	1.300	BBP	07/27/18	(1,628,000)	USD	(1,628,000)	(37,851)	(23,323)	14,528
USD Call/MXN Put	MXN	22.500	JPMC	07/19/18	(1,412,000)	USD	(1,412,000)	(23,862)	(169)	23,693
USD Call/MXN Put	MXN	20.000	JPMC	07/19/18	(706,000)	USD	(706,000)	(13,732)	(10,817)	2,915
USD Call/MXN Put	MXN	21.000	DBAG	08/13/18	(4,000,000)	USD	(4,000,000)	(46,840)	(27,344)	19,496
USD Call/MXN Put	MXN	21.000	DBAG	08/16/18	(4,000,000)	USD	(4,000,000)	(53,000)	(30,332)	22,668
USD Call/MXN Put	MXN	22.000	GSI	09/18/18	(2,226,000)	USD	(2,226,000)	(30,055)	(12,643)	17,412
USD Call/TWD Put	TWD	30.850	DBAG	07/09/18	(2,775,000)	USD	(2,775,000)	(3,691)	(1,365)	2,326
USD Call/ZAR Put	ZAR	12.700	JPMC	07/19/18	(1,835,600)	USD	(1,835,600)	(42,971)	(142,826)	(99,855)
USD Call/ZAR Put	ZAR	13.700	JPMC	08/23/18	(1,835,600)	USD	(1,835,600)	(47,579)	(56,351)	(8,772)
USD Put/KRW Call	KRW	1,060.000	JPMC	08/01/18	(2,775,000)	USD	(2,775,000)	(722)	(722)	—
USD Put/MXN Call	MXN	19.500	DBAG	07/12/18	(1,398,000)	USD	(1,398,000)	(4,432)	(9,152)	(4,720)
USD Put/MXN Call	MXN	19.000	MSIP	08/03/18	(9,538,500)	USD	(9,538,500)	(35,684)	(37,382)	(1,698)
USD Put/MXN Call	MXN	19.200	CBNA	08/13/18	(1,398,000)	USD	(1,398,000)	(4,895)	(9,085)	(4,190)
USD Put/MXN Call	MXN	18.500	MSIP	08/20/18	(76,869,000)	USD	(76,869,000)	(100,314)	(161,579)	(61,265)
USD Put/RUB Call	RUB	59.500	DBAG	07/20/18	(5,299,500)	USD	(5,299,500)	(38,686)	(1,505)	37,181
USD Put/TRY Call	TRY	4.420	GSI	07/12/18	(1,412,000)	USD	(1,412,000)	(21,197)	(1,371)	19,826
USD Put/TRY Call	TRY	4.450	MSIP	07/24/18	(1,413,200)	USD	(1,413,200)	(12,683)	(4,065)	8,618
USD Put/ZAR Call	ZAR	12.200	MSIP	07/06/18	(2,038,000)	USD	(2,038,000)	(13,145)	—	13,145

Totals								$(583,334)	$(618,912)	$(35,578)

See accompanying notes to financial statements.

BHFTII-41

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2018

Written Options—(Continued)

Forward Volatility Agreements	Currency Price	Strike Volatility	Counterparty	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Depreciation
USD Put/JPY Call	USD	8.900	DBAG	04/03/19	(6,233,000)	USD	(6,233,000)	$—	$(16,268)	$(16,268)
USD Put/JPY Call	USD	8.900	DBAG	04/03/19	(6,233,000)	USD	(6,233,000)	—	(16,268)	(16,268)
USD Put/JPY Call	USD	8.725	DBAG	04/03/19	(12,736,000)	USD	(12,736,000)	—	(20,913)	(20,913)
USD Put/JPY Call	USD	8.900	DBAG	02/26/19	(6,399,000)	USD	(6,399,000)	—	(21,160)	(21,160)
USD Put/JPY Call	USD	8.900	DBAG	02/26/19	(12,736,000)	USD	(12,736,000)	—	(42,118)	(42,118)

Totals								$—	$(116,727)	$(116,727)

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Call - OTC - 2 Yr. IRS	2.740%	JPMC	3M LIBOR	Receive	12/27/18	(484,987,000)	USD	(484,987,000)	$(757,792)	$(825,399)	$(67,607)
Put - OTC - 2 Yr. IRS	3.140%	JPMC	3M LIBOR	Pay	12/27/18	(484,987,000)	USD	(484,987,000)	(678,982)	(626,458)	52,524

Totals									$(1,436,774)	$(1,451,857)	$(15,083)

Swap Agreements

OTC Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)(1)
Pay	28-Day TIIE	Monthly	6.270%	Monthly	12/05/25	BOA	MXN	2,209,451	$(10,783)	$—	$(10,783)
Pay	28-Day TIIE	Monthly	6.325%	Monthly	07/17/25	CBNA	MXN	19,973,500	(89,736)	—	(89,736)
Pay	28-Day TIIE	Monthly	6.330%	Monthly	08/06/25	CBNA	MXN	59,593,000	(268,480)	—	(268,480)
Pay	28-Day TIIE	Monthly	6.980%	Monthly	11/28/18	JPMC	MXN	92,466,976	(23,598)	—	(23,598)
Pay	28-Day TIIE	Monthly	6.980%	Monthly	11/28/18	CBNA	MXN	163,000,000	(41,598)	—	(41,598)
Pay	28-Day TIIE	Monthly	7.060%	Monthly	11/21/18	JPMC	MXN	114,610,942	(26,190)	—	(26,190)
Pay	28-Day TIIE	Monthly	7.070%	Monthly	11/21/18	CBNA	MXN	95,509,119	(21,635)	—	(21,635)
Receive	28-Day TIIE	Monthly	4.700%	Monthly	12/06/18	BOA	MXN	8,147,763	6,259	—	6,259
Receive	28-Day TIIE	Monthly	4.760%	Monthly	12/06/18	CBNA	MXN	8,147,763	6,152	—	6,152
Receive	28-Day TIIE	Monthly	4.770%	Monthly	12/05/18	CBNA	MXN	8,147,763	6,096	—	6,096
Receive	28-Day TIIE	Monthly	4.850%	Monthly	11/01/18	BOA	MXN	22,482,829	12,855	—	12,855
Receive	28-Day TIIE	Monthly	6.307%	Monthly	08/11/25	DBAG	MXN	74,533,884	341,522	—	341,522
Receive	28-Day TIIE	Monthly	6.310%	Monthly	08/11/25	BOA	MXN	20,079,000	91,845	—	91,845
Receive	28-Day TIIE	Monthly	6.310%	Monthly	08/11/25	BOA	MXN	20,079,000	91,845	—	91,845

Totals									$74,554	$—	$74,554

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	28-Day TIIE	Monthly	6.320%	Monthly	07/17/25	MXN	40,086,000	$(179,967)	$—	$(179,967)
Pay	28-Day TIIE	Monthly	7.658%	Monthly	02/22/21	MXN	105,625,200	(46,024)	96	(46,120)
Pay	28-Day TIIE	Monthly	7.940%	Monthly	06/19/23	MXN	90,850,500	11,583	80	11,503
Pay	3M LIBOR	Quarterly	2.131%	Semi-Annually	08/25/25	USD	1,285,000	(66,085)	—	(66,085)
Pay	6M EURIBOR	Semi-Annually	0.944%	Annually	08/15/27	EUR	92,060,000	1,272,405	2,405	1,270,000
Pay	12M CFTFE	Maturity	1.631%	Maturity	06/15/28	EUR	14,890,000	10,863	716	10,147
Receive	28-Day TIIE	Monthly	7.105%	Monthly	10/14/22	MXN	48,327,742	70,850	46	70,804
Receive	28-Day TIIE	Monthly	7.110%	Monthly	10/14/22	MXN	36,666,258	53,412	35	53,377
Receive	28-Day TIIE	Monthly	7.361%	Monthly	01/28/19	MXN	300,263,934	75,430	—	75,430
Receive	3M JIBAR	Quarterly	7.895%	Quarterly	06/20/28	ZAR	21,468,000	42,103	40	42,063
Receive	3M JIBAR	Quarterly	7.918%	Quarterly	06/20/28	ZAR	25,635,000	47,339	48	47,291
Receive	3M JIBAR	Quarterly	7.925%	Quarterly	06/20/28	ZAR	25,840,000	46,816	47	46,769

See accompanying notes to financial statements.

BHFTII-42

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2018

Centrally Cleared Interest Rate Swaps—(Continued)

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	3M JIBAR	Quarterly	7.935%	Quarterly	06/20/28	ZAR	25,835,000	$45,520	$48	$45,472
Receive	3M JIBAR	Quarterly	7.940%	Quarterly	06/20/28	ZAR	37,160,000	64,549	68	64,481
Receive	3M LIBOR	Semi-Annually	2.272%	Quarterly	09/11/25	USD	955,000	40,581	—	40,581
Receive	3M LIBOR	Semi-Annually	2.889%	Quarterly	03/19/28	USD	280,000	1,622	6	1,616
Receive	3M LIBOR	Semi-Annually	2.938%	Quarterly	03/14/28	USD	610,000	1,015	13	1,002
Receive	3M JIBAR	Quarterly	7.640%	Quarterly	03/06/28	ZAR	31,075,900	95,682	59	95,623
Receive	3M JIBAR	Quarterly	7.660%	Quarterly	03/06/28	ZAR	31,549,550	94,056	60	93,996
Receive	6M WIBOR	Annually	2.955%	Semi-Annually	03/06/28	PLN	7,428,000	(8,634)	45	(8,679)

Totals								$1,673,116	$3,812	$1,669,304

Centrally Cleared Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2018(b)	Notional Amount(c)		Market Value	Upfront Premiums (Received)	Unrealized Appreciation
CDX.NA.IG.30.V1	1.000%	Quarterly	06/20/23	0.676%	USD	24,469,000	$(361,994)	$(432,111)	$70,117

OTC Credit Default Swaps on Sovereign Issues—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2018(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Bahrain Government International Bond, 5.500%, due 03/31/20	(1.000%)	Quarterly	06/20/23	JPMC	3.979%	USD	230,000	$28,764	$16,533	$12,231
Brazil Government International Bond, 4.250%, due 01/07/25	(1.000%)	Quarterly	06/20/23	BBP	2.683%	USD	478,000	35,285	14,685	20,600
Brazil Government International Bond, 4.250%, due 01/07/25	(1.000%)	Quarterly	06/20/23	CBNA	2.683%	USD	500,000	36,909	14,952	21,957
Brazil Government International Bond, 4.250%, due 01/07/25	(1.000%)	Quarterly	06/20/23	DBAG	2.683%	USD	382,000	28,199	11,021	17,178
Mexico Government International Bond, 4.150%, due 03/28/27	(1.000%)	Quarterly	06/20/23	DBAG	1.337%	USD	940,000	14,392	4,845	9,547
Brazil Government International Bond, 4.250%, due 01/07/25	(1.000%)	Quarterly	06/20/23	BNP	2.683%	USD	749,000	55,290	30,876	24,414
Brazil Government International Bond, 4.250%, due 01/07/25	(1.000%)	Quarterly	06/20/23	BNP	2.683%	USD	748,000	55,216	30,834	24,382
Brazil Government International Bond, 4.250%, due 01/07/25	(1.000%)	Quarterly	06/20/23	CBNA	2.683%	USD	680,000	50,197	28,629	21,568
Mexico Government International Bond, 4.150%, due 03/28/27	(1.000%)	Quarterly	06/20/23	CBNA	1.337%	USD	713,000	10,917	5,781	5,136
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	06/20/23	CBNA	1.337%	USD	649,000	9,937	6,307	3,630
Brazil Government International Bond, 4.250%, due 01/07/25	(1.000%)	Quarterly	06/20/23	JPMC	2.683%	USD	3,414,000	252,015	131,916	120,099
Republic of Turkey, 11.875%, due 01/15/30	(1.000%)	Quarterly	06/20/23	MSIP	2.951%	USD	580,000	48,889	41,289	7,600
Republic of Turkey, 11.875%, due 01/15/30	(1.000%)	Quarterly	06/20/23	GSI	2.951%	USD	295,000	24,866	20,878	3,988
Republic of Turkey, 11.875%, due 01/15/30	(1.000%)	Quarterly	06/20/23	DBAG	2.951%	USD	445,000	37,509	33,122	4,387
Republic of Turkey, 11.875%, due 01/15/30	(1.000%)	Quarterly	06/20/23	MSIP	2.951%	USD	422,000	35,571	32,282	3,289

See accompanying notes to financial statements.

BHFTII-43

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2018

OTC Credit Default Swaps on Sovereign Issues—Buy Protection (a)—(Continued)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2018(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Republic of Turkey, 11.875%, due 01/15/30	(1.000%)	Quarterly	06/20/23	MSIP	2.951%	USD	50,000	$4,214	$3,529	$685
Brazil Government International Bond, 4.250%, due 01/07/25	(1.000%)	Quarterly	06/20/23	GSI	2.683%	USD	824,000	60,825	47,790	13,035
Brazil Government International Bond, 4.250%, due 01/07/25	(1.000%)	Quarterly	06/20/23	CBNA	2.683%	USD	795,791	58,744	46,830	11,914
Brazil Government International Bond, 4.250%, due 01/07/25	(1.000%)	Quarterly	06/20/23	CBNA	2.683%	USD	810,000	59,793	48,009	11,784
Brazil Government International Bond, 4.250%, due 01/07/25	(1.000%)	Quarterly	06/20/23	CBNA	2.683%	USD	810,000	59,793	48,009	11,784
Mexico Government International Bond, 4.150%, due 03/28/27	(1.000%)	Quarterly	06/20/23	BBP	1.337%	USD	724,000	11,085	13,207	(2,122)
Brazil Government International Bond, 4.250%, due 01/07/25	(1.000%)	Quarterly	06/20/23	CBNA	2.683%	USD	887,209	65,491	54,083	11,408
Mexico Government International Bond, 4.150%, due 03/28/27	(1.000%)	Quarterly	06/20/23	BBP	1.337%	USD	723,000	11,069	14,164	(3,095)
Mexico Government International Bond, 4.150%, due 03/28/27	(1.000%)	Quarterly	06/20/23	BBP	1.337%	USD	724,000	11,084	13,858	(2,774)
Mexico Government International Bond, 4.150%, due 03/28/27	(1.000%)	Quarterly	06/20/23	BBP	1.337%	USD	724,000	11,085	14,346	(3,261)
Mexico Government International Bond, 4.150%, due 03/28/27	(1.000%)	Quarterly	06/20/23	BBP	1.337%	USD	578,000	8,850	11,454	(2,604)
Mexico Government International Bond, 4.150%, due 03/28/27	(1.000%)	Quarterly	06/20/23	CBNA	1.337%	USD	745,000	11,406	14,595	(3,189)
Argentina Government International Bond 7.500%, due 04/22/26	(5.000%)	Quarterly	06/20/23	BOA	4.623%	USD	2,163,000	(33,750)	(87,914)	54,164
Brazil Government International Bond 4.250%, due 01/07/25	(1.000%)	Quarterly	06/20/23	CBNA	2.683%	USD	731,000	53,961	58,125	(4,164)
Brazil Government International Bond 4.250%, due 01/07/25	(1.000%)	Quarterly	06/20/23	CBNA	2.683%	USD	731,000	53,961	57,829	(3,868)
Brazil Government International Bond 4.250%, due 01/07/25	(1.000%)	Quarterly	06/20/23	CBNA	2.683%	USD	730,000	53,887	57,602	(3,715)
Brazil Government International Bond 4.250%, due 01/07/25	(1.000%)	Quarterly	06/20/23	CBNA	2.683%	USD	731,000	53,962	57,534	(3,572)
Brazil Government International Bond 4.250%, due 01/07/25	(1.000%)	Quarterly	06/20/23	CBNA	2.683%	USD	1,149,000	84,817	90,432	(5,615)
Argentina Government International Bond 7.500%, due 04/22/26	(5.000%)	Quarterly	06/20/23	JPMC	4.623%	USD	1,069,000	(16,680)	(46,548)	29,868
Republic of Colombia, 10.375%, due 01/23/33	(1.000%)	Quarterly	06/20/23	CBNA	1.237%	USD	589,000	6,353	8,222	(1,869)
Mexico Government International Bond, 7.500%, due 04/08/33	(1.000%)	Quarterly	06/20/20	JPMC	0.658%	USD	3,824,276	(25,227)	33,406	(58,633)
Mexico Government International Bond, 7.500%, due 04/08/33	(1.000%)	Quarterly	09/20/20	BOA	0.721%	USD	3,824,276	(23,149)	50,241	(73,390)
Mexico Government International Bond, 4.150%, due 03/28/27	(1.000%)	Quarterly	06/20/23	BBP	1.337%	USD	1,161,000	17,775	9,762	8,013
Mexico Government International Bond, 4.150%, due 03/28/27	(1.000%)	Quarterly	06/20/23	BBP	1.337%	USD	552,000	8,452	4,766	3,686
Mexico Government International Bond, 4.150%, due 03/28/27	(1.000%)	Quarterly	06/20/23	CBNA	1.337%	USD	1,342,000	20,547	11,709	8,838
Mexico Government International Bond, 4.150%, due 03/28/27	(1.000%)	Quarterly	06/20/23	CBNA	1.337%	USD	1,072,000	16,413	9,302	7,111
Philippines Government International Bond, 10.625%, due 03/16/25	(1.000%)	Quarterly	06/20/23	JPMC	0.922%	USD	5,670,000	(20,114)	(70,948)	50,834
South Africa Government International Bond, 5.500%, due 03/09/20	(1.000%)	Quarterly	06/20/23	MSIP	2.149%	USD	2,922,810	149,249	79,635	69,614

Totals								$1,497,852	$1,076,979	$420,873

See accompanying notes to financial statements.

BHFTII-44

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2018

OTC Credit Default Swaps on Sovereign Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2018(b)	Notional Amount(c)		Market Value	Upfront Premium (Received)	Unrealized Appreciation
Mexico Government International Bond 7.500%, due 04/08/33	1.000%	Quarterly	06/20/20	BOA	0.658%	USD	3,824,276	$25,227	$(38,756)	$63,983
Mexico Government International Bond 7.500%, due 04/08/33	1.000%	Quarterly	09/20/20	JPMC	0.721%	USD	3,824,276	23,149	(43,741)	66,890

Totals								$48,376	$(82,497)	$130,873

OTC Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2018(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CMBX.NA.A.V9	(2.000%)	Monthly	09/17/58	CBNA	0.000%	USD	510,000	$10,176	$10,212	$(36)
CMBX.NA.A.V9	(2.000%)	Monthly	09/17/58	CSI	0.000%	USD	1,516,000	30,249	25,758	4,491
CMBX.NA.A.V9	(2.000%)	Monthly	09/17/58	CSI	0.000%	USD	600,000	11,972	10,952	1,020
CMBX.NA.A.V9	(2.000%)	Monthly	09/17/58	CSI	0.000%	USD	510,000	10,176	9,582	594
CMBX.NA.A.V9	(2.000%)	Monthly	09/17/58	GSI	0.000%	USD	260,000	5,188	5,203	(15)
CMBX.NA.AAA.V6	(0.500%)	Monthly	05/11/63	DBAG	0.000%	USD	1,670,000	(10,849)	242	(11,091)
CMBX.NA.AAA.V6	(0.500%)	Monthly	05/11/63	DBAG	0.000%	USD	2,340,000	(15,201)	(883)	(14,318)
CMBX.NA.AAA.V6	(0.500%)	Monthly	05/11/63	DBAG	0.000%	USD	2,680,000	(17,410)	744	(18,154)
CMBX.NA.AAA.V9	(0.500%)	Monthly	09/17/58	MSIP	0.000%	USD	1,960,000	871	26,423	(25,552)
CMBX.NA.AAA.V9	(0.500%)	Monthly	09/17/58	CSI	0.000%	USD	1,610,000	716	19,806	(19,090)
CMBX.NA.AAA.V9	(0.500%)	Monthly	09/17/58	DBAG	0.000%	USD	1,280,000	569	15,972	(15,403)
CMBX.NA.AAA.V9	(0.500%)	Monthly	09/17/58	MSIP	0.000%	USD	1,090,000	485	13,409	(12,924)
CMBX.NA.AAA.V9	(0.500%)	Monthly	09/17/58	MSIP	0.000%	USD	900,000	400	11,071	(10,671)
CMBX.NA.BBB-.V6	(3.000%)	Monthly	05/11/63	JPMC	0.000%	USD	340,000	35,271	34,298	973

Totals								$62,613	$182,789	$(120,176)

OTC Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2018(b)	Notional Amount(c)		Market Value	Upfront Premium (Received)	Unrealized Appreciation/ (Depreciation)
CMBX.NA.BBB-.V9	3.000%	Monthly	09/17/58	CSI	0.000%	USD	1,260,000	$(130,446)	$(112,944)	$(17,502)
CMBX.NA.BBB-.V9	3.000%	Monthly	09/17/58	DBAG	0.000%	USD	718,000	(74,333)	(88,116)	13,783
CMBX.NA.BBB-.V9	3.000%	Monthly	09/17/58	DBAG	0.000%	USD	860,000	(89,034)	(94,403)	5,369
CMBX.NA.BBB-.V9	3.000%	Monthly	09/17/58	MSIP	0.000%	USD	250,000	(25,882)	(24,040)	(1,842)
CMBX.NA.BBB-.V9	3.000%	Monthly	09/17/58	MSIP	0.000%	USD	320,000	(33,129)	(32,777)	(352)
CMBX.NA.BBB-.V9	3.000%	Monthly	09/17/58	MSIP	0.000%	USD	280,000	(28,988)	(34,918)	5,930
CMBX.NA.BBB-.V9	3.000%	Monthly	09/17/58	MSIP	0.000%	USD	290,000	(30,023)	(37,644)	7,621
CMBX.NA.A.V10	2.000%	Monthly	11/17/59	DBAG	0.000%	USD	660,000	(13,829)	(30,600)	16,771
CMBX.NA.A.V10	2.000%	Monthly	11/17/59	DBAG	0.000%	USD	1,310,000	(27,449)	(59,736)	32,287
CMBX.NA.A.V8	2.000%	Monthly	10/17/57	GSI	0.000%	USD	670,000	(15,714)	(38,377)	22,663
CMBX.NA.A.V8	2.000%	Monthly	10/17/57	MSIP	0.000%	USD	190,000	(4,456)	(22,074)	17,618
CMBX.NA.AAA.V7	0.500%	Monthly	01/17/47	CSI	0.000%	USD	5,000,000	28,308	(156,398)	184,706
CMBX.NA.AM.V4	0.500%	Monthly	02/17/51	DBAG	0.000%	USD	2,370,000	(14,072)	(359,977)	345,905
CMBX.NA.BBB-.V10	3.000%	Monthly	11/17/59	JPMC	0.000%	USD	40,000	(3,616)	(3,575)	(41)
CMBX.NA.BBB-.V6	3.000%	Monthly	05/11/63	CSI	0.000%	USD	340,000	(35,271)	(28,925)	(6,346)
CMBX.NA.BBB-.V9	3.000%	Monthly	09/17/58	CSI	0.000%	USD	303,000	(31,369)	(32,193)	824
CMBX.NA.BBB-.V9	3.000%	Monthly	09/17/58	MSIP	0.000%	USD	500,000	(51,765)	(53,964)	2,199

Totals								$(581,068)	$(1,210,661)	$629,593

See accompanying notes to financial statements.

BHFTII-45

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2018

Securities in the amount of $23,664 have been received at the custodian bank as collateral for OTC swap contracts.

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(1)	There is no upfront payment premium paid or (received) therefore Market Value equals Unrealized Appreciation/(Depreciation).

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank plc
(BNP)—	BNP Paribas S.A.
(BOA)—	Bank of America N.A.
(CBNA)—	Citibank N.A.
(CSI)—	Credit Suisse International
(DBAG)—	Deutsche Bank AG
(GSI)—	Goldman Sachs International
(HSBC)—	HSBC Bank plc
(JPMC)—	JPMorgan Chase Bank N.A.
(MSIP)—	Morgan Stanley & Co. International plc
(NIP)—	Nomura International plc
(RBC)—	Royal Bank of Canada
(RBS)—	Royal Bank of Scotland plc
(SCB)—	Standard Chartered Bank
(SSBT)—	State Street Bank and Trust
(TDB)—	Toronto Dominion Bank
(UBSA)—	UBS AG

Currencies

(ARS)—	Argentine Peso
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(CLP)—	Chilean Peso
(CNY)—	Chinese Yuan
(COP)—	Colombian Peso
(EUR)—	Euro
(GBP)—	British Pound
(IDR)—	Indonesian Rupiah
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(MXN)—	Mexican Peso
(NOK)—	Norwegian Krone
(NZD)—	New Zealand Dollar
(PLN)—	Polish Zloty
(RUB)—	Russian Ruble
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(TRY)—	Turkish Lira
(TWD)—	Taiwanese Dollar
(USD)—	United States Dollar
(ZAR)—	South African Rand

Index Abbreviations

(BADLAR)—	Buenos Aires Deposits of Large Amount Rate Index
(CDX.NA.IG)—	Markit North America Investment Grade CDS Index
(CMBX)—	Commercial Mortgage-Backed Index
(CMBX.NA.A)—	Markit North America A Rated CMBS Index
(CMBX.NA.AAA)—	Markit North America AAA Rated CMBS Index
(CMBX.NA.AM)—	Markit North America Mezzanine AAA Rated CMBS Index
(CMBX.NA.BBB-)—	Markit North America BBB- Rated CMBS Index
(CMT)—	Constant Maturity Treasury Index
(CPTFE)—	Eurozone Harmonized Index of Consumer Prices ex-Tobacco
(EURIBOR)—	Euro InterBank Offered Rate
(ICE)—	Intercontinental Exchange, Inc.
(IRS)—	Interest Rate Swap
(JIBAR)—	Johannesburg Interbank Agreed Rate
(LIBOR)—	London Interbank Offered Rate
(MTA)—	Monthly Treasury Average Index
(TIIE)—	Mexican Interbank Equilibrium Interest Rate
(WIBOR)—	Warsaw Interbank Offered Rate

Other Abbreviations

(ACES)—	Alternative Credit Enhancement Securities
(CDO)—	Collateralized Debt Obligation
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(REMICS)—	Real Estate Mortgage Investment Conduits

See accompanying notes to financial statements.

BHFTII-46

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2018

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2018:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,572,910,798	$—	$1,572,910,798
Total Corporate Bonds & Notes*	—	1,127,024,943	—	1,127,024,943
Asset-Backed Securities
Asset-Backed - Credit Card	—	1,606,699	—	1,606,699
Asset-Backed - Home Equity	—	38,089,262	—	38,089,262
Asset-Backed - Manufactured Housing	—	17,137,750	—	17,137,750
Asset-Backed - Other	—	420,033,576	11,690,000	431,723,576
Asset-Backed - Student Loan	—	18,374,730	—	18,374,730
Total Asset-Backed Securities	—	495,242,017	11,690,000	506,932,017
Total Municipals	—	235,380,602	—	235,380,602
Total Mortgage-Backed Securities*	—	213,486,221	—	213,486,221
Total Foreign Government*	—	124,716,123	—	124,716,123
Total Floating Rate Loans*	—	74,158,436	—	74,158,436
Total Preferred Stock*	7,922,387	—	—	7,922,387
Total Escrow Shares*	—	—	1	1
Total Short-Term Investments*	—	190,640,294	—	190,640,294
Total Securities Lending Reinvestments*	—	130,225,677	—	130,225,677
Total Purchased Options*	—	7,715,575	—	7,715,575
Total Investments	$7,922,387	$4,171,500,686	$11,690,001	$4,191,113,074

Collateral for Securities Loaned (Liability)	$—	$(130,186,448)	$—	$(130,186,448)
TBA Forward Sales Commitments	$—	$(61,578,634)	$—	$(61,578,634)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$7,345,908	$—	$7,345,908
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(4,851,763)	—	(4,851,763)
Total Forward Contracts	$—	$2,494,145	$—	$2,494,145
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$1,539,129	$—	$—	$1,539,129
Futures Contracts (Unrealized Depreciation)	(5,507,996)	—	—	(5,507,996)
Total Futures Contracts	$(3,968,867)	$—	$—	$(3,968,867)
Written Options
Foreign Currency Options at Value	$—	$(618,912)	$—	$(618,912)
Forward Volatility Agreements	—	(116,727)	—	(116,727)
Interest Rate Swaptions at Value	—	(1,451,857)	—	(1,451,857)
Total Written Options	$—	$(2,187,496)	$—	$(2,187,496)

See accompanying notes to financial statements.

BHFTII-47

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2018

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$2,040,272	$—	$2,040,272
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(300,851)	—	(300,851)
Total Centrally Cleared Swap Contracts	$—	$1,739,421	$—	$1,739,421
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$2,356,103	$—	$2,356,103
OTC Swap Contracts at Value (Liabilities)	—	(1,253,776)	—	(1,253,776)
Total OTC Swap Contracts	$—	$1,102,327	$—	$1,102,327

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended June 30, 2018 is not presented.

Transfers from Level 3 to Level 2 in the amount of $930,082 were due to the resumption of trading activity which resulted in the availability of significant observable inputs.

See accompanying notes to financial statements.

BHFTII-48

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Statement of Assets and Liabilities

June 30, 2018

Assets
Investments at value (a) (b)	$4,191,113,074
Cash	488,797
Cash denominated in foreign currencies (c)	6,982,881
Cash collateral (d)	4,174,520
OTC swap contracts at market value (e)	2,356,103
Unrealized appreciation on forward foreign currency exchange contracts	7,345,908
Receivable for:
Investments sold	21,965,939
TBA securities sold (f)	313,470,909
Fund shares sold	563,210
Interest	23,650,537
Interest on OTC swap contracts	142,334
Other assets	5,917

Total Assets	4,572,260,129
Liabilities
Written options at value (g)	2,187,496
Forward sales commitments, at value	61,578,634
Cash collateral for OTC swap contracts	8,329,198
OTC swap contracts at market value (h)	1,253,776
Unrealized depreciation on forward foreign currency exchange contracts	4,851,763
Collateral for securities loaned	130,186,448
Payables for:
Investments purchased	23,326,386
TBA securities purchased (f)	571,402,396
Fund shares redeemed	1,494,159
Variation margin on futures contracts	205,522
Variation margin on centrally cleared swap contracts	74,312
Premium on purchased options	8,140
Interest on forward sales commitments	88,438
Interest on OTC swap contracts	157,046
Accrued Expenses:
Management fees	1,019,578
Distribution and service fees	113,132
Deferred trustees’ fees	113,315
Other expenses	838,066

Total Liabilities	807,227,805

Net Assets	$3,765,032,324

Net Assets Consist of:
Paid in surplus	$3,883,973,445
Undistributed net investment income	59,637,386
Accumulated net realized loss	(117,457,266)
Unrealized depreciation on investments, written options, futures contracts, swap contracts and foreign currency transactions	(61,121,241)

Net Assets	$3,765,032,324

Net Assets
Class A	$3,173,866,769
Class B	487,142,213
Class E	104,023,342
Capital Shares Outstanding*
Class A	31,152,486
Class B	4,866,393
Class E	1,029,993
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$101.88
Class B	100.10
Class E	100.99

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $4,253,350,623.
(b)	Includes securities loaned at value of $125,834,459.
(c)	Identified cost of cash denominated in foreign currencies was $6,989,858.
(d)	Includes collateral of $220,000 for OTC swap contracts and $3,954,520 for centrally cleared swap contracts.
(e)	Net premium paid on OTC swap contracts was $1,142,533.
(f)	Included within TBA securities sold is $185,163,393 related to TBA forward sale commitments and included within TBA securities purchased is $123,365,071 related to TBA forward sale commitments.
(g)	Premiums received on written options were $2,020,108.
(h)	Net premium received on OTC swap contracts was $1,175,923.

Statement of Operations

Six Months Ended June 30, 2018

Investment Income
Dividends	$293,381
Interest (a)	68,604,599
Securities lending income	210,815

Total investment income	69,108,795
Expenses
Management fees	6,221,788
Administration fees	60,484
Custodian and accounting fees	396,627
Distribution and service fees—Class B	620,684
Distribution and service fees—Class E	79,151
Interest expense	2,187,209
Audit and tax services	62,719
Legal	21,433
Trustees’ fees and expenses	20,716
Shareholder reporting	127,610
Insurance	12,338
Miscellaneous	35,009

Total expenses	9,845,768

Net Investment Income	59,263,027

Net Realized and Unrealized Loss
Net realized gain (loss) on:
Investments (b)	(55,008,741)
Purchased options	(6,237,887)
Futures contracts	12,509,056
Written options	8,245,800
Swap contracts	(2,564,483)
Foreign currency transactions	787,575
Forward foreign currency transactions	(1,981,274)

Net realized loss	(44,249,954)

Net change in unrealized appreciation (depreciation) on:
Investments	(75,248,188)
Purchased options	4,168,177
Futures contracts	(4,380,463)
Written options	(3,055,720)
Swap contracts	4,325,332
Foreign currency transactions	(172,809)
Forward foreign currency transactions	4,232,082

Net change in unrealized depreciation	(70,131,589)

Net realized and unrealized loss	(114,381,543)

Net Decrease in Net Assets From Operations	$(55,118,516)

(a)	Net of foreign withholding taxes of $71,279.
(b)	Net of foreign capital gains tax of $133,628.

See accompanying notes to financial statements.

BHFTII-49

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$59,263,027	$113,865,262
Net realized loss	(44,249,954)	(18,825,284)
Net change in unrealized appreciation (depreciation)	(70,131,589)	59,037,227

Increase (decrease) in net assets from operations	(55,118,516)	154,077,205

From Distributions to Shareholders
Net investment income
Class A	(107,235,041)	(100,635,202)
Class B	(15,497,327)	(15,212,013)
Class E	(3,386,449)	(3,438,021)

Total distributions	(126,118,817)	(119,285,236)

Increase in net assets from capital share transactions	65,403,635	25,210,294

Total increase (decrease) in net assets	(115,833,698)	60,002,263

Net Assets
Beginning of period	3,880,866,022	3,820,863,759

End of period	$3,765,032,324	$3,880,866,022

Undistributed net investment income
End of period	$59,637,386	$126,493,176

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	650,430	$68,997,225	719,265	$76,744,253
Reinvestments	1,058,171	107,235,041	950,734	100,635,202
Redemptions	(1,005,335)	(105,465,741)	(1,289,986)	(137,935,585)

Net increase	703,266	$70,766,525	380,013	$39,443,870

Class B
Sales	176,546	$18,235,614	366,024	$38,383,912
Reinvestments	155,627	15,497,327	146,185	15,212,013
Redemptions	(366,659)	(37,755,697)	(571,544)	(59,986,157)

Net decrease	(34,486)	$(4,022,756)	(59,335)	$(6,390,232)

Class E
Sales	26,596	$2,777,173	61,074	$6,459,645
Reinvestments	33,709	3,386,449	32,756	3,438,021
Redemptions	(72,146)	(7,503,756)	(167,697)	(17,741,010)

Net decrease	(11,841)	$(1,340,134)	(73,867)	$(7,843,344)

Increase derived from capital shares transactions		$65,403,635		$25,210,294

See accompanying notes to financial statements.

BHFTII-50

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2018		Year Ended December 31,
			2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$106.93		$106.00	$106.14		$110.97	$107.33	$115.27

Income (Loss) from Investment Operations
Net investment income (a)	1.65		3.18	2.76	(b)	2.73	3.18	3.36
Net realized and unrealized gain (loss) on investments	(3.15)		1.13	0.61		(2.08)	4.28	(4.07)

Total from investment operations	(1.50)		4.31	3.37		0.65	7.46	(0.71)

Less Distributions
Distributions from net investment income	(3.55)		(3.38)	(3.51)		(4.24)	(3.82)	(4.49)
Distributions from net realized capital gains	0.00		0.00	0.00		(1.24)	0.00	(2.74)

Total distributions	(3.55)		(3.38)	(3.51)		(5.48)	(3.82)	(7.23)

Net Asset Value, End of Period	$101.88		$106.93	$106.00		$106.14	$110.97	$107.33

Total Return (%) (c)	(1.38	)(d)	4.10	3.12		0.59	7.08	(0.77)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.48	(e)	0.51	0.37		0.36	0.35	0.35
Gross ratio of expenses to average net assets excluding interest expense (%)	0.37	(e)	0.37	0.36		0.36	0.35	0.35
Net ratio of expenses to average net assets (%) (f)	0.48	(e)	0.51	0.37		0.36	0.35	0.35
Net ratio of expenses to average net assets excluding interest expense (%) (f)	0.37	(e)	0.37	0.36		0.36	0.35	0.35
Ratio of net investment income to average net assets (%)	3.17	(e)	2.98	2.56	(b)	2.50	2.91	3.07
Portfolio turnover rate (%)	207	(d)(g)	615 (g)	571	(g)	824 (g)	679 (g)	801 (g)
Net assets, end of period (in millions)	$3,173.9		$3,256.0	$3,187.2		$3,178.0	$3,686.9	$3,213.0

	Class B
	Six Months Ended June 30, 2018		Year Ended December 31,
			2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$104.98		$104.12	$104.31		$109.16	$105.64	$113.56

Income (Loss) from Investment Operations
Net investment income (a)	1.49		2.86	2.45	(b)	2.42	2.87	3.05
Net realized and unrealized gain (loss) on investments	(3.09)		1.11	0.59		(2.05)	4.20	(4.01)

Total from investment operations	(1.60)		3.97	3.04		0.37	7.07	(0.96)

Less Distributions
Distributions from net investment income	(3.28)		(3.11)	(3.23)		(3.98)	(3.55)	(4.22)
Distributions from net realized capital gains	0.00		0.00	0.00		(1.24)	0.00	(2.74)

Total distributions	(3.28)		(3.11)	(3.23)		(5.22)	(3.55)	(6.96)

Net Asset Value, End of Period	$100.10		$104.98	$104.12		$104.31	$109.16	$105.64

Total Return (%) (c)	(1.51	)(d)	3.85	2.86		0.34	6.81	(1.01)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.73	(e)	0.76	0.62		0.61	0.60	0.60
Gross ratio of expenses to average net assets excluding interest expense (%)	0.62	(e)	0.62	0.61		0.61	0.60	0.60
Net ratio of expenses to average net assets (%) (f)	0.73	(e)	0.76	0.62		0.61	0.60	0.60
Net ratio of expenses to average net assets excluding interest expense (%) (f)	0.62	(e)	0.62	0.61		0.61	0.60	0.60
Ratio of net investment income to average net assets (%)	2.92	(e)	2.73	2.31	(b)	2.26	2.67	2.82
Portfolio turnover rate (%)	207	(d)(g)	615 (g)	571	(g)	824 (g)	679 (g)	801 (g)
Net assets, end of period (in millions)	$487.1		$514.5	$516.4		$514.1	$519.5	$488.1

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-51

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2018		Year Ended December 31,
			2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$105.94		$105.03	$105.18		$110.00	$106.41	$114.32

Income (Loss) from Investment Operations
Net investment income (a)	1.56		2.99	2.57	(b)	2.55	3.00	3.18
Net realized and unrealized gain (loss) on investments	(3.13)		1.12	0.60		(2.07)	4.23	(4.04)

Total from investment operations	(1.57)		4.11	3.17		0.48	7.23	(0.86)

Less Distributions
Distributions from net investment income	(3.38)		(3.20)	(3.32)		(4.06)	(3.64)	(4.31)
Distributions from net realized capital gains	0.00		0.00	0.00		(1.24)	0.00	(2.74)

Total distributions	(3.38)		(3.20)	(3.32)		(5.30)	(3.64)	(7.05)

Net Asset Value, End of Period	$100.99		$105.94	$105.03		$105.18	$110.00	$106.41

Total Return (%) (c)	(1.46	)(d)	3.95	2.98		0.44	6.92	(0.91)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.63	(e)	0.65	0.52		0.51	0.50	0.50
Gross ratio of expenses to average net assets excluding interest expense (%)	0.52	(e)	0.52	0.51		0.51	0.50	0.50
Net ratio of expenses to average net assets (%) (f)	0.63	(e)	0.65	0.52		0.51	0.50	0.50
Net ratio of expenses to average net assets excluding interest expense (%) (f)	0.52	(e)	0.52	0.51		0.51	0.50	0.50
Ratio of net investment income to average net assets (%)	3.02	(e)	2.82	2.40	(b)	2.35	2.78	2.92
Portfolio turnover rate (%)	207	(d)(g)	615 (g)	571	(g)	824 (g)	679 (g)	801 (g)
Net assets, end of period (in millions)	$104.0		$110.4	$117.2		$126.2	$143.8	$150.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to $0.01 per share and 0.01% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(g)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 46%, 168%, 178%, 278%, 276%, and 267% for the six months ended June 30, 2018 and for the years ended December 31, 2017, 2016, 2015, 2014, and 2013 respectively.

See accompanying notes to financial statements.

BHFTII-52

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2018

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is BlackRock Bond Income Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820-Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

BHFTII-53

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

BHFTII-54

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, amortization of debt securities, paydown gain/loss reclasses, foreign capital gains taxes and swap contract transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the

BHFTII-55

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

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BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

At June 30, 2018, the Portfolio had direct investments in repurchase agreements with a gross value of $107,159,071. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $43,240,025. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions. In a reverse repurchase agreement, the Portfolio transfers securities in exchange for cash to a financial institution or counterparty, concurrently with an agreement by the Portfolio to re-acquire the same securities at an agreed-upon price and date. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed-upon reacquisition price of the securities. In the event of default or failure by a party to perform an obligation in connection with any reverse repurchase transaction, the MRA entitles the non-defaulting party with a right to set-off claims and apply property held by it in respect of any reverse repurchase transaction against obligations owed to it. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as reverse repurchase agreements on the Statement of Assets and Liabilities.

For the six month period ended June 30, 2018 the Portfolio had an outstanding reverse repurchase agreement balance for 87 days. The average amount of borrowings was $653,247,182 and the annualized weighted average interest rate was 1.23% during the 87 day period. There were no outstanding reverse repurchase agreements as of June 30, 2018.

Secured Borrowing Transactions - The Portfolio may enter into transactions consisting of a transfer of a security by the Portfolio to a financial institution or counterparty, with a simultaneous agreement to reacquire the same, or substantially the same security, at an agreed-upon price and future settlement date. Such transactions are treated as secured borrowings, and not as purchases and sales. The Portfolio receives cash from the transfer of the security to use for other investment purposes. During the term of the borrowing, the Portfolio is not entitled to receive principal and interest payments, if any, made on the security transferred to the counterparty during the term of the agreement. The difference between the transfer price and the reacquisition price, known as the “price drop,” is included in net investment income with the cost of the secured borrowing transaction being recorded as interest expense over the term of the borrowing.

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BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of June 30, 2018
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$(36,751,507)	$—	$—	$—	$(36,751,507)
Foreign Government	(13,952,015)	—	—	—	(13,952,015)
U.S. Treasury & Government Agencies	(79,482,926)	—	—	—	(79,482,926)
Total	$(130,186,448)	$—	$—	$—	$(130,186,448)
Total Borrowings	$(130,186,448)	$—	$—	$—	$(130,186,448)
Gross amount of recognized liabilities for securities lending transactions					$(130,186,448)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

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Notes to Financial Statements—June 30, 2018—(Continued)

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

Options on Exchange-Traded Futures Contract (“Futures Option”) is an option contract in which the underlying instrument is a single futures contract.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

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Notes to Financial Statements—June 30, 2018—(Continued)

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio

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Notes to Financial Statements—June 30, 2018—(Continued)

may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2018, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When a Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when a Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

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Notes to Financial Statements—June 30, 2018—(Continued)

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2018 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a)	$5,359,178
	OTC swap contracts at market value (b)	556,574	OTC swap contracts at market value (b)	$482,020
	Unrealized appreciation on centrally cleared swap contracts (c) (e)	1,970,155	Unrealized depreciation on centrally cleared swap contracts (c) (e)	300,851
	Unrealized appreciation on futures contracts (d) (e)	1,539,129	Unrealized depreciation on futures contracts (d) (e)	5,507,996
			Written Options at value	1,451,857
Credit	OTC swap contracts at market value (b)	1,799,529	OTC swap contracts at market value (b)	771,756
	Unrealized depreciation on centrally cleared swap contracts (c) (e)	70,117
Foreign Exchange	Investments at market value (a)	2,356,397
	Unrealized appreciation on forward foreign currency exchange contracts	7,345,908	Unrealized depreciation on forward foreign currency exchange contracts	4,851,763
			Written options at value	735,639

Total		$20,996,987		$14,101,882

(a)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.
(b)	Excludes OTC swap interest receivable of $142,334 and OTC swap interest payable of $154,816.
(c)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(d)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(e)	Financial instrument not subject to a master netting agreement.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under an MNA (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2018.

Counterparty	Derivative Assets subject to MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$296,578	$(286,324)	$(10,254)	$—
Barclays Bank plc	1,165,145	(99,379)	(23,664)	1,042,102
BNP Paribas S.A.	2,706,545	(2,706,545)	—	—
Citibank N.A.	2,114,336	(546,982)	(582,198)	985,156
Credit Suisse International	127,353	(127,353)	—	—
Deutsche Bank AG	1,041,614	(836,604)	(170,000)	35,010
Goldman Sachs International	769,215	(395,934)	(373,281)	—
HSBC Bank plc	6,684	(6,684)	—	—
JPMorgan Chase Bank N.A.	6,868,932	(2,139,098)	(4,710,000)	19,834
Morgan Stanley & Co. International plc	1,886,311	(460,011)	(1,317,000)	109,300
Nomura International plc	2,774	—	—	2,774
Royal Bank of Canada	424	(424)	—	—
Royal Bank of Scotland plc	96,853	(17,626)	—	79,227
Standard Chartered Bank	51,907	(27,319)	—	24,588
State Street Bank and Trust	7,667	(2,111)	—	5,556
Toronto Dominion Bank	4,526	—	—	4,526
UBS AG	270,722	(233,233)	—	37,489

	$17,417,586	$(7,885,627)	$(7,186,397)	$2,345,562

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2018.

Counterparty	Derivative Liabilities subject to MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$286,324	$(286,324)	$—	$—
Barclays Bank plc	99,379	(99,379)	—	—
BNP Paribas S.A.	2,848,578	(2,706,545)	—	142,033

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Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Counterparty	Derivative Liabilities subject to MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Citibank N.A.	$546,982	$(546,982)	$—	$—
Credit Suisse International	209,870	(127,353)	(82,517)	—
Deutsche Bank AG	836,604	(836,604)	—	—
Goldman Sachs International	395,934	(395,934)	—	—
HSBC Bank plc	184,310	(6,684)	—	177,626
JPMorgan Chase Bank N.A.	2,139,098	(2,139,098)	—	—
Morgan Stanley & Co. International plc	460,011	(460,011)	—	—
Royal Bank of Canada	5,656	(424)	—	5,232
Royal Bank of Scotland plc	17,626	(17,626)	—	—
Standard Chartered Bank	27,319	(27,319)	—	—
State Street Bank and Trust	2,111	(2,111)	—	—
UBS AG	233,233	(233,233)	—	—

	$8,293,035	$(7,885,627)	$(82,517)	$324,891

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2018:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Purchased options	$(921,472)	$—	$(5,316,415)	$(6,237,887)
Forward foreign currency transactions	—	—	(1,981,274)	(1,981,274)
Futures contracts	12,509,056	—	—	12,509,056
Swap contracts	(3,048,503)	484,020	—	(2,564,483)
Written options	4,777,245	—	3,468,555	8,245,800

	$13,316,326	$484,020	$(3,829,134)	$9,971,212

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Purchased options	$1,946,106	$—	$2,222,071	$4,168,177
Forward foreign currency transactions	—	—	4,232,082	4,232,082
Futures contracts	(4,380,463)	—	—	(4,380,463)
Swap contracts	3,959,977	365,355	—	4,325,332
Written options	(1,384,866)	—	(1,670,854)	(3,055,720)

	$140,754	$365,355	$4,783,299	$5,289,408

For the six months ended June 30, 2018, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options	$3,383,150,255
Forward foreign currency transactions	591,434,548
Futures contracts long	994,950,755
Futures contracts short	(519,208,659)
Swap contracts	511,694,297
Written options	(1,230,558,072)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

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Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or

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Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the six months ended June 30, 2018 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$7,777,390,185	$956,092,948	$8,726,982,358	$900,653,864

Purchases and sales of mortgage dollar rolls and TBA transactions for the six months ended June 30, 2018 were as follows:

Purchases	Sales
$6,911,905,493	$6,840,504,517

The Portfolio engaged in security transactions with other accounts managed by BlackRock Advisors, LLC, the subadviser to the Portfolio, that amounted to $441,815 in purchases and $776,693 in sales of investments, which are included above, and resulted in realized losses of $9,185.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2018	% per annum	Average Daily Net Assets
$6,221,788	0.400%	Of the first $1 billion
	0.350%	Of the next $1 billion
	0.300%	Of the next $1 billion
	0.250%	On amounts in excess of $3 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. BlackRock Advisors, LLC (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.030%	Of the first $	1 billion
0.025%	Of the next $	1 billion

Any reductions in total advisory fees paid by the Portfolio due to these waivers may be reduced or eliminated by changes in the advisory fee structure at higher asset levels. Brighthouse Investment Advisers will receive advisory fees equal to 0.325% of the Portfolio’s average daily net assets for amounts over $2 billion but less than $3 billion (0.025% over the contractual advisory fee rate) and 0.325% for amounts over $3 billion but less than $3.4 billion (0.075% over the contractual advisory fee rate). As a result, the dollar amount of the waiver will be reduced as assets grow beyond $2 billion up to $3.4 billion, but the advisory fee net of waivers will never exceed the contractual dollar amount that would otherwise be payable under the advisory fee.

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Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

An identical agreement was in place for the period May 1, 2017 to April 30, 2018. Amounts waived for the six months ended June 30, 2018, if any, are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, B and E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2018 was as follows:

Cost basis of investments	$4,194,554,776

Gross unrealized appreciation	45,258,202
Gross unrealized depreciation	(107,923,359)

Net unrealized appreciation (depreciation)	$(62,665,157)

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$119,285,236	$122,255,897	$—	$—	$119,285,236	$122,255,897

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$125,841,386	$—	$5,175,611	$(68,604,339)	$62,412,658

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

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Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

As of December 31, 2017, the Portfolio had post-enactment short-term accumulated capital losses of $31,009,184 and accumulated long term capital losses of $37,595,155, and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In March 2017, FASB issued Accounting Standards Update No. 2017-08 “Premium Amortization of Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities. Under the standards update, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this standards update to the Portfolio.

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Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Bond Income Portfolio and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Bond Income Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust II, as of June 30, 2018, the related statement of operations for the six months then ended, the statements of changes in net assets for the six months then ended and the year ended December 31, 2017, and the financial highlights for the six months then ended and each of the five years in the period then ended December 31, 2017, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the BlackRock Bond Income Portfolio of the Brighthouse Funds Trust II as of June 30, 2018, the results of its operations for the six month period then ended, the changes in its net assets for the six months then ended and the year ended December 31, 2017, and the financial highlights for the six months then ended and each of the five years in the period then ended December 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

August 24, 2018

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTII-68

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Managed By BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2018, the Class A, B and E shares of the BlackRock Capital Appreciation Portfolio returned 14.43%, 14.29%, and 14.33%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index1, returned 7.25%.

MARKET ENVIRONMENT / CONDITIONS

After a strong start to the year, U.S. equities experienced a large pullback in early February as realized volatility spiked amid expectations for rising interest rates and inflation, in addition to trade-related concerns. The second quarter ended in positive territory, as the market was supported by continued improvement in economic data and strong corporate earnings. However, the end of the second quarter bore witness to a moderate increase in volatility, driven primarily by continued geopolitical tensions. As widely anticipated, the U.S. Federal Reserve (the “Fed”) raised its benchmark interest rate by 25 basis points and signaled the potential for two additional increases in 2018. The Fed also lifted its economic growth forecast for 2018 to 2.8%, and lowered its expectation for unemployment to 3.6%, from 3.8% in March.

All told, the broad market S&P 500 Index gained 2.65% for the six months ended June 30, 2018. Consumer Discretionary and Information Technology were the top-performing sectors, while Consumer Staples and Telecommunication Services finished in the negative territory. Small- and mid-cap stocks outperformed large-cap stocks, as measured by the Russell 2000, S&P MidCap 400, and S&P 500 Indices, respectively.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed the Russell 1000 Growth Index during the six-month period.

In sector terms, Consumer Discretionary was the most significant contributor for the period. Internet & direct marketing retail holdings had the greatest positive impact within the sector, followed by selection to hotels, restaurants & leisure and zero exposure to media names. The Industrials and Health Care sectors were an additional source of strength. An underweight to machinery and selection in industrial conglomerates added value in Industrials, while an underweight to biotechnology and selection in pharmaceuticals drove gains in Health Care. Elsewhere, positioning in Consumer Staples proved advantageous. Conversely, Financials was a marginal detractor from performance, specifically banks and diversified financial services holdings.

Netflix, Inc. and Amazon.com, Inc. were the largest individual contributors for the six-month period. Netflix continued to outperform after a series of strong earnings reports. Overall, our thesis is playing out as the flywheel of content and subscriber additions is benefiting Netflix as it gains scale. We continued to believe the stock is far from pricing in the company’s long-term growth and profitability potential. Amazon continued to perform well after a series of solid earnings reports and the company experienced acceleration in several of its key segments. Our view remains that Amazon has many years of growth ahead and, accordingly, we maintained the Portfolio’s overweight position. Additional contributors included Domino’s Pizza Inc. and Adobe Systems Inc.

The largest individual detractor was Tencent Holdings, Ltd. The company had a strong 2017, however the stock pulled back after it reported fourth quarter earnings amid fears of a slowdown in PC gaming and near-term margin contraction. We maintained our bullish view of the company’s growth opportunities, especially in payments, mobile gaming and advertising and accordingly remained overweight the stock.

An underweight to Apple, Inc. also detracted from performance as the company outperformed during the period. While Apple remains a great company, a mature smartphone market, increasing competitive dynamics and a lack of new innovative products suggest that growth may be limited after the iPhone 8 and X cycles. As such, we maintained the Portfolio’s underweight in the shares and believe we can invest in other companies that have superior long-term growth profiles. Additional detractors included Constellation Brands, Inc. and MercadoLibre, Inc.

From a positioning standpoint, the largest Portfolio sector overweight at period-end was in Consumer Discretionary names. The sector remained a key overweight for the Portfolio, driven by our favorable view on internet & direct market retailers. In addition, the Portfolio remained overweight the Financials sector, where we believe our holdings are likely to benefit from a combination of rising short-term interest rates, relief in the regulatory environment, potential for accelerating economic growth and corporate tax reform. Additionally, these holdings have a low correlation to other “Superior Growth” companies held in the Portfolio. Elsewhere, the Information Technology sector remained a key allocation given our positive view on internet, payment processing and software-as-a-service (SaaS) companies that we believe are harnessing key structural trends such as e-commerce, big data, cloud computing and mobility, and that are continuing to gain significant market share from the incumbents. We believe the adoption of best-in-class cloud based solutions is still in the early stages, which supports our confidence that U.S. corporate earnings will stay at high levels. Thus, during the reporting period, we

BHFTII-1

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Managed By BlackRock Advisors, LLC

Portfolio Manager Commentary*—(Continued)

continued to look for business models that were early adopters of new user-friendly digital cloud-based applications. At period end, the largest Portfolio sector underweight is Industrials, followed by Consumer Staples and Health Care.

Lawrence Kemp

Portfolio Manager

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2018

	6 Month	1 Year	5 Year	10 Year
BlackRock Capital Appreciation Portfolio
Class A	14.43	30.27	17.06	10.50
Class B	14.29	29.96	16.77	10.22
Class E	14.33	30.05	16.89	10.33
Russell 1000 Growth Index	7.25	22.51	16.36	11.83

1 The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2018

Top Holdings

% of Net Assets
Amazon.com, Inc.	9.1
Microsoft Corp.	5.8
Alphabet, Inc. - Class A	5.1
Visa, Inc. - Class A	4.8
UnitedHealth Group, Inc.	4.6
Netflix, Inc.	3.5
Tencent Holdings, Ltd.	3.5
Facebook, Inc. - Class A	3.2
Booking Holdings, Inc.	3.1
Adobe Systems, Inc.	2.3

Top Sectors

% of Net Assets
Information Technology	41.3
Consumer Discretionary	22.9
Health Care	11.9
Industrials	8.3
Financials	6.2
Consumer Staples	3.6
Materials	3.0
Real Estate	1.4
Energy	1.0
Telecommunication Services	0.4

BHFTII-3

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2018 through June 30, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Capital Appreciation Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period** January 1, 2018 to June 30, 2018
Class A (a)	Actual	0.63%	$1,000.00	$1,144.30	$3.35
	Hypothetical*	0.63%	$1,000.00	$1,021.67	$3.16

Class B (a)	Actual	0.88%	$1,000.00	$1,142.90	$4.68
	Hypothetical*	0.88%	$1,000.00	$1,020.43	$4.41

Class E (a)	Actual	0.78%	$1,000.00	$1,143.30	$4.15
	Hypothetical*	0.78%	$1,000.00	$1,020.93	$3.91

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—99.7% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.0%
TransDigm Group, Inc. (a)	55,350	$19,103,499

Automobiles—1.1%
Tesla, Inc. (a) (b)	58,965	20,222,047

Banks—1.9%
Bank of America Corp.	648,867	18,291,561
First Republic Bank (a)	176,440	17,077,627

		35,369,188

Beverages—2.8%
Constellation Brands, Inc. - Class A	158,095	34,602,253
Dr Pepper Snapple Group, Inc.	131,874	16,088,628

		50,690,881

Biotechnology—0.9%
Vertex Pharmaceuticals, Inc. (b)	99,008	16,827,400

Capital Markets—3.1%
E*Trade Financial Corp. (b)	468,002	28,623,002
S&P Global, Inc.	135,253	27,576,734

		56,199,736

Chemicals—1.8%
DowDuPont, Inc.	161,037	10,615,559
Sherwin-Williams Co. (The)	54,574	22,242,725

		32,858,284

Construction Materials—1.2%
Vulcan Materials Co.	164,866	21,277,606

Diversified Financial Services—1.2%
Berkshire Hathaway, Inc. - Class B (b)	120,956	22,576,437

Diversified Telecommunication Services—0.4%
Zayo Group Holdings, Inc. (b)	203,057	7,407,519

Electrical Equipment—0.4%
Rockwell Automation, Inc.	49,073	8,157,405

Equity Real Estate Investment Trusts—1.4%
SBA Communications Corp. (a) (b)	158,531	26,176,639

Food Products—0.8%
Bunge, Ltd.	214,221	14,933,346

Health Care Equipment & Supplies—3.9%
Becton Dickinson & Co.	155,604	37,276,494
Boston Scientific Corp. (b)	1,061,372	34,706,865

		71,983,359

Health Care Providers & Services—4.6%
UnitedHealth Group, Inc.	340,047	83,427,131

Hotels, Restaurants & Leisure—1.1%
Domino’s Pizza, Inc. (a)	74,161	20,926,009

Household Durables—0.8%
Mohawk Industries, Inc. (a) (b)	64,184	13,752,706

Industrial Conglomerates—1.8%
Honeywell International, Inc.	110,982	15,986,957
Roper Technologies, Inc.	62,306	17,190,849

		33,177,806

Internet & Direct Marketing Retail—15.7%
Amazon.com, Inc. (b)	97,443	165,633,611
Booking Holdings, Inc. (a) (b)	27,668	56,085,526
Netflix, Inc. (b)	164,125	64,243,449

		285,962,586

Internet Software & Services—13.8%
Alibaba Group Holding, Ltd. (ADR) (a) (b)	69,364	12,869,103
Alphabet, Inc. - Class A (b)	82,038	92,636,489
Facebook, Inc. - Class A (b)	300,786	58,448,736
MercadoLibre, Inc. (a)	82,824	24,758,578
Tencent Holdings, Ltd.	1,268,800	63,183,908

		251,896,814

IT Services—8.6%
MasterCard, Inc. - Class A	201,957	39,688,590
PayPal Holdings, Inc. (b)	359,041	29,897,344
Visa, Inc. - Class A	656,898	87,006,140

		156,592,074

Life Sciences Tools & Services—1.5%
Illumina, Inc. (b)	99,121	27,683,504

Machinery—0.2%
Xylem, Inc.	41,108	2,769,857

Oil, Gas & Consumable Fuels—1.0%
Pioneer Natural Resources Co.	94,330	17,851,009

Pharmaceuticals—1.0%
Zoetis, Inc.	204,560	17,426,466

Professional Services—3.1%
CoStar Group, Inc. (a) (b)	78,448	32,369,998
Equifax, Inc.	186,240	23,300,487

		55,670,485

Road & Rail—1.8%
Union Pacific Corp.	231,390	32,783,335

Semiconductors & Semiconductor Equipment—3.6%
ASML Holding NV (a)	136,617	27,046,068
Broadcom, Inc.	36,687	8,901,734
NVIDIA Corp.	122,066	28,917,435

		64,865,237

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Software—15.0%
Activision Blizzard, Inc.	301,433	$23,005,367
Adobe Systems, Inc. (b)	173,773	42,367,595
Autodesk, Inc. (b)	209,474	27,459,947
Electronic Arts, Inc. (b)	246,889	34,816,287
Intuit, Inc.	45,736	9,344,093
Microsoft Corp.	1,069,871	105,499,979
Salesforce.com, Inc. (a) (b)	225,649	30,778,524

		273,271,792

Specialty Retail—3.1%
Home Depot, Inc. (The)	108,746	21,216,344
Ulta Salon Cosmetics & Fragrance, Inc. (a) (b)	150,091	35,040,245

		56,256,589

Textiles, Apparel & Luxury Goods—1.1%
NIKE, Inc. - Class B	251,940	20,074,579

Total Common Stocks (Cost $1,222,226,274)		1,818,171,325

Preferred Stock—0.3%

Software—0.3%
Palantir Technologies, Inc. - Series I , (b) (c) (d) (e) (Cost $15,555,194)	2,537,552	6,318,505

Short-Term Investment—0.4%

Repurchase Agreement—0.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/29/18 at 0.800%, due on 07/02/18 with a maturity value of $7,960,772; collateralized by U.S. Treasury Note at 2.000%, maturing 10/31/22, with a market value of $8,121,249.	7,960,241	7,960,241

Total Short-Term Investments (Cost $7,960,241)		7,960,241

Securities Lending Reinvestments (f)—6.8%

Bank Note—0.2%
Bank of America N.A. 2.297%, 1M LIBOR + 0.250%, 11/13/18 (g)	4,000,000	4,000,000

Certificates of Deposit—3.5%
Banco Del Estado De Chile New York 2.455%, 3M LIBOR + 0.100%, 11/14/18 (g)	3,500,000	3,500,189
Bank of Montreal (Chicago) 2.383%, 3M LIBOR + 0.030%, 11/06/18 (g)	2,000,000	1,999,884
Bank of Nova Scotia 2.605%, 3M LIBOR + 0.280%, 03/20/19 (g)	2,000,000	2,002,800
Barclays Bank plc 2.430%, 08/01/18	3,000,000	3,000,891

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
BNP Paribas New York 2.471%, 1M LIBOR + 0.470%, 12/04/18 (g)	2,000,000	$2,001,860
Canadian Imperial Bank of Commerce 2.473%, 3M LIBOR + 0.120%, 01/14/19 (g)	1,000,000	1,000,375
Citibank N.A. 2.376%, 1M LIBOR + 0.330%, 09/12/18 (g)	2,500,000	2,499,822
Commonwealth Bank of Australia 2.502%, 3M LIBOR + 0.140%, 04/23/19 (g)	1,500,000	1,499,774
Cooperative Rabobank UA 2.488%, 3M LIBOR + 0.140%, 10/16/18 (g)	4,000,000	4,003,112
Credit Agricole S.A. 2.376%, 1M LIBOR + 0.330%, 10/09/18 (g)	3,000,000	3,000,138
Credit Industriel et Commercial (NY) Zero Coupon, 07/24/18	4,969,974	4,993,000
Industrial & Commercial Bank of China, Ltd. 2.450%, 08/15/18	2,500,000	2,499,897
Mizuho Bank, Ltd., New York 2.348%, 1M LIBOR + 0.250%, 11/26/18 (g)	4,000,000	4,000,016
Natixis New York 2.525%, 1M LIBOR + 0.440%, 09/17/18 (g)	3,000,000	3,001,380
Societe Generale 2.256%, 1M LIBOR + 0.210%, 07/10/18 (g)	2,000,000	1,999,966
Standard Chartered plc 2.250%, 08/21/18	1,500,000	1,500,230
2.384%, 1M LIBOR + 0.300%, 08/22/18 (g)	1,500,000	1,500,036
Sumitomo Mitsui Banking Corp., New York 2.374%, 1M LIBOR + 0.280%, 07/30/18 (g)	4,000,000	4,000,280
Sumitomo Mitsui Trust Bank, Ltd. 2.445%, 3M LIBOR + 0.090%, 10/18/18 (g)	3,002,347	3,000,105
2.447%, 3M LIBOR + 0.110%, 10/11/18 (g)	1,500,000	1,500,164
Svenska Handelsbanken AB 2.459%, 3M LIBOR + 0.100%, 04/30/19 (g)	4,000,000	4,000,048
Wells Fargo Bank N.A. 2.467%, 3M LIBOR + 0.130%, 07/11/18 (g)	3,500,000	3,500,080
Westpac Banking Corp. 2.360%, FEDEFF PRV + 0.450%, 02/15/19 (g)	3,000,000	2,999,802

		63,003,849

Commercial Paper—1.3%
Bank of China, Ltd. 2.500%, 07/23/18	2,484,201	2,496,857
Canadian Imperial Bank of Commerce 2.485%, 1M LIBOR + 0.400%, 09/17/18 (g)	3,000,000	3,001,317
ING Funding LLC 2.350%, 1M LIBOR + 0.320%, 02/08/19 (g)	4,000,000	4,001,168
Sheffield Receivables Co. 2.490%, 11/26/18	2,467,319	2,474,083
Starbird Funding Corp. 2.300%, 08/10/18	2,485,944	2,493,763
Toyota Motor Credit Corp. 2.320%, 07/26/18	1,986,338	1,997,238
UBS AG 2.431%, 1M LIBOR + 0.430%, 02/01/19 (g)	5,000,000	4,999,040

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Securities Lending Reinvestments (f)—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper—(Continued)
Westpac Banking Corp.
2.371%, 1M LIBOR + 0.280%, 05/24/19 (g)	3,000,000	$3,000,000

		24,463,466

Repurchase Agreements—1.4%
Citigroup Global Markets, Inc. Repurchase Agreement dated 01/25/17 at 2.460%, due on 10/01/18 with a maturity value of $104,196; collateralized by U.S. Treasury Obligations with rates ranging from 1.500% - 2.500%, maturity dates ranging from 01/31/19 - 02/15/26, and an aggregate market value of $102,000.	100,000	100,000
Deutsche Bank AG, London
Repurchase Agreement dated 01/09/18 at 2.300%, due on 07/02/18 with a maturity value of $404,447; collateralized by various Common Stock with an aggregate market value of $446,483.	400,000	400,000
Repurchase Agreement dated 09/12/17 at 2.440%, due on 08/06/18 with a maturity value of $3,577,809; collateralized by various Common Stock with an aggregate market value of $3,906,730.	3,500,000	3,500,000
ING Bank NV Repurchase Agreement dated 05/21/18 at 2.190%, due on 07/02/18 with a maturity value of $601,533; collateralized by various Common Stock with an aggregate market value of $667,317.	600,000	600,000
Macquarie Bank, Ltd., London Repurchase Agreement dated 06/29/18 at 2.000%, due on 07/02/18 with a maturity value of $1,821,884; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.875%, maturity dates ranging from 07/19/18 - 02/15/46, and an aggregate market value of $1,858,859.	1,821,580	1,821,580
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Repurchase Agreement dated 10/26/16 at 2.460%, due on 10/01/18 with a maturity value of $1,257,810; collateralized by various Common Stock with an aggregate market value of $1,320,000.	1,200,000	1,200,000
Repurchase Agreement dated 08/01/17 at 2.460%, due on 10/01/18 with a maturity value of $7,203,770; collateralized by various Common Stock with an aggregate market value of $7,700,001.	7,000,000	7,000,000
NBC Global Finance, Ltd
Repurchase Agreement dated 11/30/17 at 2.080%, due on 07/02/18 with a maturity value of $1,619,783; collateralized by various Common Stock with an aggregate market value of $1,780,626.	1,600,000	1,600,000
Repurchase Agreement dated 03/16/18 at 2.080%, due on 07/02/18 with a maturity value of $1,408,736; collateralized by various Common Stock with an aggregate market value of $1,558,048.	1,400,000	1,400,000
Societe Generale
Repurchase Agreement dated 03/08/18 at 2.050%, due on 07/02/18 with a maturity value of $2,113,872; collateralized by various Common Stock with an aggregate market value of $2,336,989.	2,100,000	2,100,000
Repurchase Agreement dated 03/16/18 at 2.050%, due on 07/02/18 with a maturity value of $1,509,225; collateralized by various Common Stock with an aggregate market value of $1,669,278.	1,500,000	1,500,000

Repurchase Agreements—(Continued)
Societe Generale
Repurchase Agreement dated 03/21/18 at 2.050%, due on 07/02/18 with a maturity value of $2,313,490; collateralized by various Common Stock with an aggregate market value of $2,559,559.	2,300,000	2,300,000
Repurchase Agreement dated 03/28/18 at 2.050%, due on 07/02/18 with a maturity value of $1,206,560; collateralized by various Common Stock with an aggregate market value of $1,335,422.	1,200,000	1,200,000

		24,721,580

Time Deposits—0.4%
DNB Bank ASA 1.870%, 07/02/18	2,000,000	2,000,000
DZ Bank AG 1.890%, 07/02/18	2,000,000	2,000,000
Santander UK Group Holdings plc 1.900%, 07/02/18	1,000,000	1,000,000
Svenska Handelsbanken AB 1.870%, 07/02/18	2,000,000	2,000,000

		7,000,000

Total Securities Lending Reinvestments (Cost $123,176,376)		123,188,895

Total Investments—107.2% (Cost $1,368,918,085)		1,955,638,966
Other assets and liabilities (net)—(7.2)%		(131,418,571)

Net Assets—100.0%		$1,824,220,395

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2018, the market value of securities loaned was $120,578,099 and the collateral received consisted of cash in the amount of $123,117,704. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(d)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2018, these securities represent 0.3% of net assets.
(e)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2018, the market value of restricted securities was $6,318,505 which is 0.3% of net assets. See details shown in the Restricted Securities table that follows.
(f)	Represents investment of cash collateral received from securities on loan as of June 30, 2018.

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

(g)	Variable or floating rate security. The stated rate represents the rate at June 30, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(ADR)—	American Depositary Receipt
(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate

Restricted Securities	Acquisition Date	Shares	Cost	Value
Palantir Technologies, Inc. - Series I	02/07/14	2,537,552	$15,555,194	$6,318,505

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2018:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$19,103,499	$—	$—	$19,103,499
Automobiles	20,222,047	—	—	20,222,047
Banks	35,369,188	—	—	35,369,188
Beverages	50,690,881	—	—	50,690,881
Biotechnology	16,827,400	—	—	16,827,400
Capital Markets	56,199,736	—	—	56,199,736
Chemicals	32,858,284	—	—	32,858,284
Construction Materials	21,277,606	—	—	21,277,606
Diversified Financial Services	22,576,437	—	—	22,576,437
Diversified Telecommunication Services	7,407,519	—	—	7,407,519
Electrical Equipment	8,157,405	—	—	8,157,405
Equity Real Estate Investment Trusts	26,176,639	—	—	26,176,639
Food Products	14,933,346	—	—	14,933,346
Health Care Equipment & Supplies	71,983,359	—	—	71,983,359
Health Care Providers & Services	83,427,131	—	—	83,427,131
Hotels, Restaurants & Leisure	20,926,009	—	—	20,926,009
Household Durables	13,752,706	—	—	13,752,706
Industrial Conglomerates	33,177,806	—	—	33,177,806
Internet & Direct Marketing Retail	285,962,586	—	—	285,962,586
Internet Software & Services	188,712,906	63,183,908	—	251,896,814
IT Services	156,592,074	—	—	156,592,074
Life Sciences Tools & Services	27,683,504	—	—	27,683,504
Machinery	2,769,857	—	—	2,769,857
Oil, Gas & Consumable Fuels	17,851,009	—	—	17,851,009
Pharmaceuticals	17,426,466	—	—	17,426,466
Professional Services	55,670,485	—	—	55,670,485
Road & Rail	32,783,335	—	—	32,783,335
Semiconductors & Semiconductor Equipment	64,865,237	—	—	64,865,237
Software	273,271,792	—	—	273,271,792
Specialty Retail	56,256,589	—	—	56,256,589
Textiles, Apparel & Luxury Goods	20,074,579	—	—	20,074,579
Total Common Stocks	1,754,987,417	63,183,908	—	1,818,171,325
Total Preferred Stock*	—	—	6,318,505	6,318,505
Total Short-Term Investment*	—	7,960,241	—	7,960,241
Total Securities Lending Reinvestments*	—	123,188,895	—	123,188,895
Total Investments	$1,754,987,417	$194,333,044	$6,318,505	$1,955,638,966

Collateral for Securities Loaned (Liability)	$—	$(123,117,704)	$—	$(123,117,704)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended June 30, 2018 is not presented.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

Assets
Investments at value (a) (b)	$1,955,638,966
Cash denominated in foreign currencies (c)	122
Receivable for:
Investments sold	5,834,947
Fund shares sold	228,566
Dividends and interest	8,443

Total Assets	1,961,711,044
Liabilities
Collateral for securities loaned	123,117,704
Payables for:
Investments purchased	11,417,255
Fund shares redeemed	1,656,437
Accrued Expenses:
Management fees	917,236
Distribution and service fees	45,803
Deferred trustees’ fees	115,490
Other expenses	220,724

Total Liabilities	137,490,649

Net Assets	$1,824,220,395

Net Assets Consist of:
Paid in surplus	$1,056,862,245
Undistributed net investment income	1,174,574
Accumulated net realized gain	179,462,695
Unrealized appreciation on investments	586,720,881

Net Assets	$1,824,220,395

Net Assets
Class A	$1,586,374,210
Class B	192,694,068
Class E	45,152,117
Capital Shares Outstanding*
Class A	36,566,685
Class B	4,619,875
Class E	1,061,061
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$43.38
Class B	41.71
Class E	42.55

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,368,918,085.
(b)	Includes securities loaned at value of $120,578,099.
(c)	Identified cost of cash denominated in foreign currencies was $122.

Statement of Operations

Six Months Ended June 30, 2018 (Unaudited)

Investment Income
Dividends (a)	$5,988,203
Interest	26,541
Securities lending income	326,802

Total investment income	6,341,546
Expenses
Management fees	6,521,756
Administration fees	29,781
Custodian and accounting fees	74,768
Distribution and service fees—Class B	236,796
Distribution and service fees—Class E	32,769
Audit and tax services	21,770
Legal	21,432
Trustees’ fees and expenses	20,718
Shareholder reporting	63,662
Insurance	5,910
Miscellaneous	11,065

Total expenses	7,040,427
Less management fee waiver	(872,877)
Less broker commission recapture	(52)

Net expenses	6,167,498

Net Investment Income	174,048

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	180,541,840
Foreign currency transactions	(582)

Net realized gain	180,541,258

Net change in unrealized appreciation on investments	77,716,806

Net realized and unrealized gain	258,258,064

Net Increase in Net Assets From Operations	$258,432,112

(a)	Net of foreign withholding taxes of $37,212.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$174,048	$3,140,550
Net realized gain	180,541,258	237,065,755
Net change in unrealized appreciation	77,716,806	293,564,173

Increase in net assets from operations	258,432,112	533,770,478

From Distributions to Shareholders
Net investment income
Class A	(1,941,284)	(1,710,196)
Net realized capital gains
Class A	(205,743,738)	(37,749,442)
Class B	(25,627,882)	(4,251,821)
Class E	(5,905,674)	(902,466)

Total distributions	(239,218,578)	(44,613,925)

Decrease in net assets from capital share transactions	(81,103,969)	(304,649,608)

Total increase (decrease) in net assets	(61,890,435)	184,506,945

Net Assets
Beginning of period	1,886,110,830	1,701,603,885

End of period	$1,824,220,395	$1,886,110,830

Undistributed net investment income
End of period	$1,174,574	$2,941,810

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	288,719	$13,491,335	407,722	$15,832,740
Reinvestments	4,701,948	207,685,022	1,041,701	39,459,638
Redemptions	(6,678,696)	(315,531,848)	(8,505,197)	(332,501,185)

Net decrease	(1,688,029)	$(94,355,491)	(7,055,774)	$(277,208,807)

Class B
Sales	197,450	$8,898,896	181,939	$6,746,572
Reinvestments	603,435	25,627,882	115,980	4,251,821
Redemptions	(558,587)	(25,264,906)	(942,060)	(35,531,615)

Net increase (decrease)	242,298	$9,261,872	(644,141)	$(24,533,222)

Class E
Sales	123,575	$5,715,533	170,692	$6,603,842
Reinvestments	136,295	5,905,674	24,221	902,466
Redemptions	(167,087)	(7,631,557)	(271,074)	(10,413,887)

Net increase (decrease)	92,783	$3,989,650	(76,161)	$(2,907,579)

Decrease derived from capital shares transactions		$(81,103,969)		$(304,649,608)

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$43.42		$33.23	$36.50	$41.19	$37.85	$28.45

Income (Loss) from Investment Operations
Net investment income (a)	0.01		0.08	0.04 (b)	0.01	0.01	0.03
Net realized and unrealized gain (loss) on investments	6.37		11.06	(0.15)	2.69	3.35	9.63

Total from investment operations	6.38		11.14	(0.11)	2.70	3.36	9.66

Less Distributions
Distributions from net investment income	(0.06)		(0.04)	0.00	0.00	(0.02)	(0.26)
Distributions from net realized capital gains	(6.36)		(0.91)	(3.16)	(7.39)	0.00	0.00

Total distributions	(6.42)		(0.95)	(3.16)	(7.39)	(0.02)	(0.26)

Net Asset Value, End of Period	$43.38		$43.42	$33.23	$36.50	$41.19	$37.85

Total Return (%) (c)	14.43	(d)	33.93	0.09	6.28	8.90	34.22 (e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.72	(f)	0.72	0.72	0.71	0.71	0.71
Net ratio of expenses to average net assets (%) (g)	0.63	(f)	0.63	0.66	0.66	0.71	0.70
Ratio of net investment income to average net assets (%)	0.05	(f)	0.20	0.13 (b)	0.03	0.02	0.10
Portfolio turnover rate (%)	22	(d)	48	87	70	99	160
Net assets, end of period (in millions)	$1,586.4		$1,661.1	$1,505.8	$1,609.7	$1,781.3	$1,917.9

	Class B
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$41.96		$32.19	$35.54		$40.38	$37.17	$27.94

Income (Loss) from Investment Operations
Net investment loss (a)	(0.04)		(0.02)	(0.04	)(b)	(0.08)	(0.09)	(0.05)
Net realized and unrealized gain (loss) on investments	6.15		10.70	(0.15)		2.63	3.30	9.47

Total from investment operations	6.11		10.68	(0.19)		2.55	3.21	9.42

Less Distributions
Distributions from net investment income	0.00		0.00	0.00		0.00	0.00	(0.19)
Distributions from net realized capital gains	(6.36)		(0.91)	(3.16)		(7.39)	0.00	0.00

Total distributions	(6.36)		(0.91)	(3.16)		(7.39)	0.00	(0.19)

Net Asset Value, End of Period	$41.71		$41.96	$32.19		$35.54	$40.38	$37.17

Total Return (%) (c)	14.29	(d)	33.57	(0.15)		6.01	8.64	33.90 (e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.97	(f)	0.97	0.97		0.96	0.96	0.96
Net ratio of expenses to average net assets (%) (g)	0.88	(f)	0.88	0.91		0.91	0.96	0.95
Ratio of net investment loss to average net assets (%)	(0.20	)(f)	(0.05)	(0.12	)(b)	(0.22)	(0.23)	(0.16)
Portfolio turnover rate (%)	22	(d)	48	87		70	99	160
Net assets, end of period (in millions)	$192.7		$183.7	$161.6		$177.9	$184.6	$190.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$42.68		$32.69	$36.01		$40.79	$37.51	$28.19

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.02)		0.02	(0.01	)(b)	(0.05)	(0.05)	(0.02)
Net realized and unrealized gain (loss) on investments	6.25		10.88	(0.15)		2.66	3.33	9.56

Total from investment operations	6.23		10.90	(0.16)		2.61	3.28	9.54

Less Distributions
Distributions from net investment income	0.00		0.00	0.00		0.00	0.00	(0.22)
Distributions from net realized capital gains	(6.36)		(0.91)	(3.16)		(7.39)	0.00	0.00

Total distributions	(6.36)		(0.91)	(3.16)		(7.39)	0.00	(0.22)

Net Asset Value, End of Period	$42.55		$42.68	$32.69		$36.01	$40.79	$37.51

Total Return (%) (c)	14.33	(d)	33.73	(0.06)		6.11	8.74	34.04 (e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	(f)	0.87	0.87		0.86	0.86	0.86
Net ratio of expenses to average net assets (%) (g)	0.78	(f)	0.78	0.81		0.81	0.86	0.85
Ratio of net investment income (loss) to average net assets (%)	(0.10	)(f)	0.05	(0.02	)(b)	(0.12)	(0.13)	(0.06)
Portfolio turnover rate (%)	22	(d)	48	87		70	99	160
Net assets, end of period (in millions)	$45.2		$41.3	$34.1		$40.8	$41.5	$45.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	In 2013, 0.03%, 0.03% and 0.03% of the Portfolio’s total return for Class A, Class B and Class E, respectively, consists of a voluntary reimbursement by the subadvisor. Excluding this item, total return would have been 34.19%, 33.87% and 34.01% for Class A, Class B and Class E, respectively.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—June 30, 2018 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is BlackRock Capital Appreciation Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-14

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture, distribution re-designations, real estate investment trusts (“REITs”), adjustments to prior period accumulated balances and foreign currency transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its

BHFTII-15

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2018, the Portfolio had direct investments in repurchase agreements with a gross value of $7,960,241. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $24,721,580. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2018, with a contractual maturity of overnight and continuous.

BHFTII-16

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2018 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$405,884,555	$0	$717,901,032

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2018	% per annum	Average Daily Net Assets
$6,521,756	0.730%	Of the first $1 billion
	0.650%	On amounts in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. BlackRock Advisors, LLC (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

BHFTII-17

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.115%	Of the first $1 billion
0.050%	On the next $500 million
0.090%	On the next $1 billion
0.110%	On amounts in excess of $2.5 billion

An identical expense agreement was in place for the period May 1, 2017 to April 30, 2018. Amounts waived for the six months ended June 30, 2018 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, B and E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2018 was as follows:

Cost basis of investments	$1,369,648,301

Gross unrealized appreciation	601,596,601
Gross unrealized depreciation	(15,605,936)

Net unrealized appreciation (depreciation)	$585,990,665

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$1,710,196	$26,232,560	$42,903,729	$130,815,025	$44,613,925	$157,047,585

BHFTII-18

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$61,320,514	$178,669,060	$508,273,859	$—	$748,263,433

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

BHFTII-19

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2018, the Class A, B, and E shares of the BlackRock Ultra-Short Term Bond Portfolio returned 0.78%, 0.67%, and 0.72%, respectively. The Portfolio’s benchmark, the Bank of America/Merrill Lynch 3-month T-Bill Index1, returned 0.81%.

MARKET ENVIRONMENT/ CONDITIONS

The Federal Open Market Committee continued their path of removing monetary policy accommodation with rate hikes at their March and June meetings. The U.S. Treasury increased net bill supply by $330 billion during February and March, and the short-term credit market felt pressures stemming from repatriation of offshore U.S. dollar assets. As we moved through the first quarter, these factors pressured yields, credit premiums and spreads higher. Beginning in early February, we saw offered levels on fixed rate securities move higher and spreads on floating rate paper move wider. This widening persisted through the March Federal Open Market Committee meeting and into the end of the first quarter, negatively impacting asset valuations. As we moved through the second quarter, higher than anticipated tax receipts during this year’s tax season led to a $130 billion reduction in U.S. Treasury bill supply. Non-traditional buyers, drawn to the front end of the yield curve by high relative yields, provided significant demand for short-term credit assets. This increased demand for investment in short-term credit and the decrease in Treasury bill supply exerted downward pressure on credit premiums and spreads, leading these spreads and premiums to decline from their highs reached in early May. This tightening continued through June and factored into asset price increases.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio ended June with a weighted average maturity of 25 days. Our strategy towards floating rate product resulted in a decline in the Portfolio’s weighted average life from 75 days at the end of December 2017 to 53 days at the end of June. Over the first half of the year, the Portfolio selectively added floating rate instruments indexed to 1-month and 3-month LIBOR, with final maturities of 3 months to 12 months. Spreads ranged from 0.18% to 0.42% over 1-month LIBOR, and 0.02% to 0.33% over 3-month LIBOR. Select investments were made in instruments with fixed-rate coupons with maturities of 3 months to 6 months at yields of 1.73% to 2.57%, and spreads of 0.05% to 0.67% to relevant overnight levels.

On June 30th, approximately 36% of the Portfolio was comprised of floating rate securities, indexed off of 1-month LIBOR (30%) and 3-month LIBOR (6%). These contributed 0.85% to gross yield while fixed rate investments contributed the balance. We continued to invest with the top 2 to 5 systemically important issuers domiciled in each of a select group of countries, consistent with our philosophy.

Rich Mejzak

Eric Hiatt

Edward Ingold

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-1

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

A $10,000 INVESTMENT COMPARED TO THE BANK OF AMERICA/MERRILL LYNCH 3-MONTH T-BILL INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2018

	6 Month	1 Year	5 Year	10 Year
BlackRock Ultra-Short Term Bond Portfolio
Class A	0.78	1.28	0.40	0.36
Class B	0.67	1.03	0.28	0.27
Class E	0.72	1.13	0.33	0.31
Bank of America/Merrill Lynch 3-Month T-Bill Index	0.81	1.36	0.42	0.35

1 The Bank of America/Merrill Lynch 3-Month T-Bill Index is composed of a single 90-day Treasury Bill issue, or potentially a seasoned 6-month or 1-year Treasury Bill issue, that is replaced on a monthly basis.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2018

Top Issuers

% of Net Assets
JPMorgan Chase Bank N.A.	12.5
Starbird Funding Corp.	4.2
Bank of America Securities, Inc.	3.4
Norinchukin Bank (NY)	3.3
Toronto-Dominion Bank	3.1
Royal Bank of Canada (NY)	3.0
Crown Point Capital LLC	3.0
Cancara Asset Securitisation LLC	2.9
National Australia Bank, Ltd.	2.9
Antalis S.A.	2.7

BHFTII-2

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2018 through June 30, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Ultra-Short Term Bond Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period** January 1, 2018 to June 30, 2018
Class A (a)	Actual	0.37%	$1,000.00	$1,007.80	$1.84
	Hypothetical*	0.37%	$1,000.00	$1,022.96	$1.86

Class B (a)	Actual	0.62%	$1,000.00	$1,006.70	$3.08
	Hypothetical*	0.62%	$1,000.00	$1,021.72	$3.11

Class E (a)	Actual	0.52%	$1,000.00	$1,007.20	$2.59
	Hypothetical*	0.52%	$1,000.00	$1,022.22	$2.61

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Short-Term Investments—101.7% of Net Assets

Security Description	Principal Amount*	Value

Certificate of Deposit—28.2%
Bank of Montreal (Chicago) 2.270%, 08/28/18	7,000,000	$7,001,463
Bank of Nova Scotia (Houston) 2.315%, 1M LIBOR + 0.230%, 09/17/18 (a)	9,400,000	9,403,158
BNP Paribas S.A. (NY) 2.285%, 1M LIBOR + 0.200%, 07/16/18 (a)	7,250,000	7,250,950
Canadian Imperial Bank of Commerce (NY) 2.295%, 1M LIBOR + 0.210%, 07/16/18 (a)	7,500,000	7,500,975
Citibank N.A. (NY) 2.210%, 1M LIBOR + 0.180%, 08/08/18 (a)	12,000,000	12,002,556
Credit Agricole CIB (NY) 2.256%, 1M LIBOR + 0.210%, 07/11/18 (a)	7,500,000	7,500,652
Credit Industriel et Commercial (NY) 2.336%, 08/23/18	10,000,000	9,968,280
2.274%, 1M LIBOR + 0.180%, 07/30/18 (a)	7,000,000	7,000,805
KBC Bank NV 2.270%, 07/30/18	12,000,000	12,002,552
Mitsubishi UFJ Trust & Banking Corp. (NY) 2.384%, 1M LIBOR + 0.300%, 08/22/18 (a)	7,000,000	7,003,003
Mizuho Bank, Ltd. (NY) 2.231%, 1M LIBOR + 0.230%, 07/02/18 (a)	4,500,000	4,500,095
2.394%, 1M LIBOR + 0.300%, 08/31/18 (a)	10,000,000	10,002,850
MUFG Bank, Ltd. 2.400%, 08/20/18	3,000,000	3,001,186
Natixis S.A. 2.458%, 3M LIBOR + 0.100%, 11/01/18 (a)	12,000,000	12,000,737
Norinchukin Bank (NY) 1.980%, 07/05/18	15,000,000	15,000,048
2.392%, 1M LIBOR + 0.300%, 09/04/18 (a)	11,500,000	11,505,347
Rabobank Nederland (NY) 2.226%, 1M LIBOR + 0.180%, 11/13/18 (a)	7,000,000	6,999,979
Royal Bank of Canada (NY) 2.263%, 1M LIBOR + 0.250%, 11/06/18 (a)	5,500,000	5,501,204
2.285%, 1M LIBOR + 0.200%, 07/16/18 (a)	12,000,000	12,001,572
2.476%, 3M LIBOR + 0.150%, 05/20/19 (a)	6,500,000	6,499,397
Skandinaviska Enskilda Banken AB 2.375%, 3M LIBOR + 0.020%, 10/19/18 (a)	6,000,000	6,000,924
Sumitomo Mitsui Banking Corp. (NY) 2.320%, 07/06/18	5,000,000	5,000,366
2.388%, 1M LIBOR + 0.300%, 08/21/18 (a)	10,000,000	10,002,290
Sumitomo Mitsui Trust Bank, Ltd. (NY) 2.223%, 1M LIBOR + 0.210%, 08/06/18 (a)	10,000,000	10,001,160
2.441%, 3M LIBOR + 0.120%, 10/05/18 (a)	7,000,000	7,001,420
Svenska Handelsbanken AB 2.278%, 1M LIBOR + 0.180%, 10/26/18 (a)	8,000,000	8,000,632
Wells Fargo Bank N.A. 2.335%, 1M LIBOR + 0.250%, 11/19/18 (a)	7,000,000	7,001,386

		226,654,987

Commercial Paper—57.7%
Albion Capital Corp. 1.665%, 07/06/18 (b)	10,000,000	9,996,247
2.073%, 07/20/18 (b)	7,000,000	6,991,940
Antalis S.A. 1.602%, 07/05/18 (b)	16,482,000	16,476,605
1.780%, 07/10/18 (b)	5,000,000	4,996,952

Commercial Paper—(Continued)
ASB Finance, Ltd.
2.318%, 1M LIBOR + 0.230%, 09/21/18 (a)	4,000,000	$3,999,456
2.322%, 1M LIBOR + 0.220%, 08/28/18 (a)	14,500,000	14,504,814
Bank of Nova Scotia (The) 1.378%, 07/06/18 (b)	5,000,000	4,998,231
Barclays Bank plc 2.430%, 08/01/18 (b)	5,000,000	5,001,808
Bayeriche Landesbank (NY) 2.249%, 07/27/18 (b)	13,000,000	12,978,302
Bennington Sark Capital Co. LLC 2.282%, 07/23/18 (b)	8,000,000	7,988,907
2.287%, 07/24/18 (b)	6,000,000	5,991,321
BPCE 1.803%, 07/09/18 (b)	6,740,000	6,736,405
2.140%, 07/11/18 (b)	7,000,000	6,995,501
2.577%, 10/31/18 (b)	4,000,000	3,967,195
Cancara Asset Securitisation LLC 2.249%, 07/30/18 (b)	15,500,000	15,472,331
2.297%, 09/05/18 (b)	8,000,000	7,966,091
Collateralized Commercial Paper Co. LLC 1.988%, 08/01/18 (b)	7,000,000	6,986,653
2.305%, 1M LIBOR + 0.220%, 07/18/18 (a)	8,000,000	8,001,240
Commonwealth Bank of Australia 2.195%, 1M LIBOR + 0.190%, 10/05/18 (a)	3,000,000	3,000,492
Crown Point Capital LLC 2.119%, 07/09/18 (b)	7,000,000	6,996,006
2.310%, 07/31/18 (b)	8,000,000	7,985,031
2.450%, 11/05/18 (144A) (b)	9,000,000	8,999,847
DZ Bank AG 0.958%, 07/02/18 (b)	15,380,000	15,377,565
Erste Abwicklungsanstalt 1.826%, 07/11/18 (b)	19,000,000	18,987,827
European Investment Bank 1.682%, 07/06/18 (b)	10,000,000	9,996,199
Federation des Caisses Desjardins du Quebec 1.881%, 07/11/18 (b)	5,000,000	4,996,780
2.288%, 09/07/18 (b)	10,000,000	9,958,525
HSBC Bank plc 2.577%, 3M LIBOR + 0.240%, 03/27/19 (a)	5,000,000	5,002,181
ING U.S. Funding LLC 2.225%, 1M LIBOR + 0.200%, 08/07/18 (a)	11,000,000	11,001,122
2.515%, 3M LIBOR + 0.160%, 01/07/19 (a)	5,000,000	5,000,251
Landesbank Baden-Wuettertemberg 2.326%, 09/04/18 (b)	10,000,000	9,959,670
LMA S.A. & LMA Americas 1.958%, 08/01/18 (b)	5,000,000	4,990,467
2.512%, 11/21/18 (b)	8,000,000	7,921,603
Matchpoint Finance plc 0.989%, 07/02/18 (b)	12,935,000	12,932,817
National Australia Bank, Ltd. 1.771%, 07/19/18 (144A) (b)	14,949,000	14,932,249
2.297%, 1M LIBOR + 0.250%, 11/13/18 (a)	8,000,000	8,002,016
Nieuw Amsterdam Receivables Corp. 2.301%, 09/11/18 (b)	13,500,000	13,437,923
Old Line Funding LLC 2.434%, 1M LIBOR + 0.340%, 10/29/18 (144A) (a)	8,500,000	8,504,522

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper—(Continued)
Oversea-Chinese Banking Corp., Ltd. 2.251%, 1M LIBOR + 0.160%, 07/24/18 (a)	9,000,000	$9,000,981
Regency Markets No. 1 LLC 1.950%, 07/16/18 (b)	5,000,000	4,995,214
Starbird Funding Corp.
0.989%, 07/02/18 (b)	10,000,000	9,998,379
2.119%, 07/09/18 (b)	11,943,000	11,936,402
2.516%, 09/17/18 (b)	12,000,000	11,939,280
Sumitomo Mitsui Banking Corp. 2.316%, 09/20/18 (b)	12,000,000	11,937,805
Suncorp Group, Ltd. 1.758%, 07/09/18 (b)	7,200,000	7,195,788
Toronto-Dominion Bank 2.230%, 11/30/18 (144A) (b)	10,000,000	10,002,210
2.260%, 1M LIBOR + 0.230%, 11/08/18 (144A) (a)	7,000,000	7,001,225
2.285%, 1M LIBOR + 0.280%, 11/05/18 (a)	8,000,000	8,002,760
UBS AG 2.253%, 1M LIBOR + 0.240%, 08/06/18 (a)	3,000,000	3,000,810
2.514%, 1M LIBOR + 0.420%, 05/31/19 (a)	7,000,000	7,002,653
2.655%, 3M LIBOR + 0.330%, 04/04/19 (a)	5,000,000	5,004,830
United Overseas Bank, Ltd. 2.474%, 12/03/18 (b)	8,000,000	7,914,697
Victory Receivables Corp 2.278%, 08/08/18 (b)	10,000,000	9,977,000

		462,943,126

Repurchase Agreements—15.8%
Bank of America Securities, Inc. Repurchase Agreement dated 06/29/18 at 2.100%, due on 07/02/18 with a maturity value of $27,004,725; collateralized by U.S. Treasury Note at 4.000%, maturing 08/15/18, with a market value of $27,540,068.	27,000,000	27,000,000

Repurchase Agreements—(Continued)
JPMorgan Chase Bank N.A. Repurchase Agreement dated 06/29/18 at 2.100%, due on 07/02/18 with a maturity value of $100,017,500; collateralized by U.S. Treasury Note at 2.000%, maturing 11/30/22, with a market value of $102,003,057.	100,000,000	100,000,000

		127,000,000

Total Short-Term Investments (Cost $816,534,902)		816,598,113

Total Investments—101.7% (Cost $816,534,902)		816,598,113
Other assets and liabilities (net)—(1.7)%		(13,997,293)

Net Assets—100.0%		$802,600,820

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at June 30, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	The rate shown represents current yield to maturity.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2018, the market value of 144A securities was $57,944,575, which is 6.7% of net assets.
(LIBOR)—	London Interbank Offered Rate

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2018:

Description	Level 1	Level 2	Level 3	Total
Total Short-Term Investments*	$—	$816,598,113	$—	$816,598,113
Total Investments	$—	$816,598,113	$—	$816,598,113

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

Assets
Investments at value (a)	$689,598,113
Repurchase Agreement at value which equals cost	127,000,000
Cash	49,536
Receivable for:
Fund shares sold	1,100,929
Interest	590,693

Total Assets	818,339,271
Liabilities
Payables for:
Investments purchased	14,935,234
Fund shares redeemed	199,949
Accrued Expenses:
Management fees	244,501
Distribution and service fees	93,561
Deferred trustees’ fees	113,308
Other expenses	151,898

Total Liabilities	15,738,451

Net Assets	$802,600,820

Net Assets Consist of:
Paid in surplus	$797,031,460
Undistributed net investment income	5,526,646
Accumulated net realized loss	(20,497)
Unrealized appreciation on investments	63,211

Net Assets	$802,600,820

Net Assets
Class A	$308,228,673
Class B	388,690,420
Class E	105,681,727
Capital Shares Outstanding*
Class A	3,065,002
Class B	3,864,552
Class E	1,050,615
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$100.56
Class B	100.58
Class E	100.59

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $689,534,902.

Statement of Operations

Six Months Ended June 30, 2018 (Unaudited)

Investment Income
Interest	$7,843,421

Total investment income	7,843,421
Expenses
Management fees	1,431,979
Administration fees	13,001
Custodian and accounting fees	26,963
Distribution and service fees—Class B	503,481
Distribution and service fees—Class E	82,630
Audit and tax services	15,784
Legal	21,432
Trustees’ fees and expenses	20,718
Shareholder reporting	77,817
Insurance	2,812
Miscellaneous	5,932

Total expenses	2,202,549
Less management fee waiver	(102,284)

Net expenses	2,100,265

Net Investment Income	5,743,156

Net Realized and Unrealized Gain
Net realized gain on investments	3,999

Net change in unrealized appreciation on investments	107,534

Net realized and unrealized gain	111,533

Net Increase in Net Assets From Operations	$5,854,689

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$5,743,156	$6,961,274
Net realized gain	3,999	38,219
Net change in unrealized appreciation (depreciation)	107,534	(321,313)

Increase in net assets from operations	5,854,689	6,678,180

From Distributions to Shareholders
Net investment income
Class A	(3,145,092)	(1,172,909)
Class B	(2,936,542)	(329,579)
Class E	(910,607)	(214,780)
Net realized capital gains
Class A	(18,075)	(6,780)
Class B	(23,306)	(9,030)
Class E	(6,324)	(2,512)

Total distributions	(7,039,946)	(1,735,590)

Decrease in net assets from capital share transactions	(40,102,560)	(133,229,625)

Total decrease in net assets	(41,287,817)	(128,287,035)

Net Assets
Beginning of period	843,888,637	972,175,672

End of period	$802,600,820	$843,888,637

Undistributed net investment income
End of period	$5,526,646	$6,775,731

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	697,021	$70,432,729	1,151,677	$115,741,452
Reinvestments	31,481	3,163,167	11,762	1,179,689
Redemptions	(724,298)	(73,209,856)	(1,644,910)	(165,301,654)

Net increase (decrease)	4,204	$386,040	(481,471)	$(48,380,513)

Class B
Sales	733,682	$74,022,136	1,165,911	$117,009,779
Reinvestments	29,448	2,959,848	3,376	338,609
Redemptions	(1,048,229)	(105,763,797)	(1,809,709)	(181,623,509)

Net decrease	(285,099)	$(28,781,813)	(640,422)	$(64,275,121)

Class E
Sales	89,722	$9,061,017	167,051	$16,780,356
Reinvestments	9,123	916,931	2,166	217,292
Redemptions	(214,776)	(21,684,735)	(374,119)	(37,571,639)

Net decrease	(115,931)	$(11,706,787)	(204,902)	$(20,573,991)

Decrease derived from capital shares transactions		$(40,102,560)		$(133,229,625)

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017		2016		2015		2014	2013
Net Asset Value, Beginning of Period	$100.82		$100.28		$100.00		$100.00		$100.00	$100.00

Income (Loss) from Investment Operations
Net investment income (a)	0.78		0.92		0.32	(b)	0.00	(c)	0.00	0.00
Net realized and unrealized gain (loss) on investments	0.01		(0.03)		0.03		0.00		0.00	0.00

Total from investment operations	0.79		0.89		0.35		0.00		0.00	0.00

Less Distributions
Distributions from net investment income	(1.04)		(0.35)		(0.07)		(0.00	)(d)	0.00	0.00
Distributions from net realized capital gains	(0.01)		(0.00	)(e)	(0.00	)(e)	0.00		0.00	0.00

Total distributions	(1.05)		(0.35)		(0.07)		(0.00)		0.00	0.00

Net Asset Value, End of Period	$100.56		$100.82		$100.28		$100.00		$100.00	$100.00

Total Return (%) (f)	0.78	(g)	0.89		0.35		0.00		0.00	0.00

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.40	(h)	0.39		0.38		0.37		0.37	0.35
Net ratio of expenses to average net assets (%) (i)	0.37	(h)	0.36		0.35		0.25		0.20	0.23
Ratio of net investment income to average net assets (%)	1.55	(h)	0.91		0.32	(b)	0.00	(j)	0.00	0.00
Portfolio turnover rate (%)	0	(k)	0	(k)	0	(k)	N/A		N/A	N/A
Net assets, end of period (in millions)	$308.2		$308.6		$355.2		$406.8		$483.7	$536.4

	Class B
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017		2016		2015		2014	2013
Net Asset Value, Beginning of Period	$100.68		$100.11		$100.00		$100.00		$100.00	$100.00

Income (Loss) from Investment Operations
Net investment income (a)	0.65		0.66		0.08	(b)	0.00		0.00	0.00
Net realized and unrealized gain (loss) on investments	0.02		(0.02)		0.03		0.00		0.00	0.00

Total from investment operations	0.67		0.64		0.11		0.00		0.00	0.00

Less Distributions
Distributions from net investment income	(0.76)		(0.07)		(0.00	)(d)	0.00		0.00	0.00
Distributions from net realized capital gains	(0.01)		(0.00	)(e)	(0.00	)(e)	0.00		0.00	0.00

Total distributions	(0.77)		(0.07)		(0.00)		0.00		0.00	0.00

Net Asset Value, End of Period	$100.58		$100.68		$100.11		$100.00		$100.00	$100.00

Total Return (%) (f)	0.67	(g)	0.63		0.11		0.00		0.00	0.00

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.65	(h)	0.64		0.63		0.62		0.62	0.60
Net ratio of expenses to average net assets (%) (i)	0.62	(h)	0.61		0.59		0.25		0.20	0.23
Ratio of net investment income to average net assets (%)	1.30	(h)	0.66		0.08	(b)	0.00		0.00	0.00
Portfolio turnover rate (%)	0	(k)	0	(k)	0	(k)	N/A		N/A	N/A
Net assets, end of period (in millions)	$388.7		$417.8		$479.6		$547.0		$554.2	$651.3

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017		2016		2015	2014	2013
Net Asset Value, Beginning of Period	$100.74		$100.18		$100.00		$100.00	$100.00	$100.00

Income (Loss) from Investment Operations
Net investment income (a)	0.70		0.76		0.17	(b)	0.00	0.00	0.00
Net realized and unrealized gain (loss) on investments	0.02		(0.03)		0.03		0.00	0.00	0.00

Total from investment operations	0.72		0.73		0.20		0.00	0.00	0.00

Less Distributions
Distributions from net investment income	(0.86)		(0.17)		(0.02)		0.00	0.00	0.00
Distributions from net realized capital gains	(0.01)		(0.00	)(e)	(0.00	)(e)	0.00	0.00	0.00

Total distributions	(0.87)		(0.17)		(0.02)		0.00	0.00	0.00

Net Asset Value, End of Period	$100.59		$100.74		$100.18		$100.00	$100.00	$100.00

Total Return (%) (f)	0.72	(g)	0.73		0.20		0.00	0.00	0.00

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.55	(h)	0.54		0.53		0.52	0.52	0.50
Net ratio of expenses to average net assets (%) (i)	0.52	(h)	0.51		0.50		0.25	0.20	0.23
Ratio of net investment income to average net assets (%)	1.39	(h)	0.76		0.17	(b)	0.00	0.00	0.00
Portfolio turnover rate (%)	0	(k)	0	(k)	0	(k)	N/A	N/A	N/A
Net assets, end of period (in millions)	$105.7		$117.5		$137.4		$154.2	$175.5	$237.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to $0.01 per share and 0.01% of average net assets, respectively.
(c)	Net investment income was less than $0.01.
(d)	Distributions from net investment income were less than $0.01.
(e)	Distributions from net realized capital gains were less than $0.01.
(f)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(g)	Periods less than one year are not computed on an annualized basis.
(h)	Computed on an annualized basis.
(i)	Includes the effects of the management fee waivers and voluntary distribution & service fee waiver (see Note 4 of the Notes to Financial Statements).
(j)	Ratio of net investment income to average net assets was less than 0.01%.
(k)	There were no long term transactions during the six months ended June 30, 2018 and the years ended December 31, 2017 and 2016.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Notes to Financial Statements—June 30, 2018 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is BlackRock Ultra-Short Term Bond Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each as “pricing services”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

BHFTII-11

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. The Portfolio had no permanent book-tax differences at December 31, 2017.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2018, the Portfolio had investments in repurchase agreements with a gross value of $127,000,000, which is reflected as repurchase agreement on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2018.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant

BHFTII-12

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2018	% per annum	Average Daily Net Assets
$1,431,979	0.350%	Of the first $1 billion
	0.300%	Of amount in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. BlackRock Advisors, LLC (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” as follows:

% per annum	Average Daily Net Assets
0.025%	Of the first $1 billion

For the period May 1, 2017 to April 30, 2018, an identical expense agreement was in place. Amounts waived for the six months ended June 30, 2018 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, B and E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTII-13

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

5. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

6. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2018 was as follows:

Cost basis of investments	$816,534,902

Gross unrealized appreciation	86,428
Gross unrealized depreciation	(23,217)

Net unrealized appreciation (depreciation)	$63,211

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$1,735,590	$324,900	$—	$—	$1,735,590	$324,900

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$6,915,381	$—	$(44,323)	$—	$—	$6,871,058

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

7. Recent Accounting Pronouncements

In March 2017, FASB issued Accounting Standards Update No. 2017-08 “Premium Amortization of Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities. Under the standards update, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this standards update to the Portfolio.

BHFTII-14

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Managed by Artisan Partners Limited Partnership

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2018, the Class A, B, and E shares of the Brighthouse/Artisan Mid Cap Value Portfolio returned 1.31%, 1.19%, and 1.24%, respectively. The Portfolio’s benchmark, the Russell Midcap Value Index1, returned -0.16%.

MARKET ENVIRONMENT / CONDITIONS

In the first half of 2018, bouts of volatility were a notable shift for the U.S. equity markets, which had experienced relatively steady and uneventful growth for the past several years. Selling pressure kicked off the year amid higher-than-anticipated inflation, bond market concerns and historically high stock valuations. Although concerns about potential inflationary pressures eventually eased, markets proved vulnerable to headlines over trade wars, central bank tightening, and controversies surrounding mega-cap tech names.

Stocks weakened at quarter-end and volatility crept higher as second-quarter earnings expectations fell amid rising trade tensions and a potentially more hawkish Federal Reserve. Even though earnings expectations improved year-to-date, total returns were negative over the period for the Russell Midcap Value Index (the “Index”); growth stocks outpaced value. Sector returns in the Index were led by Telecommunications Services, Information Technology and Energy, while Industrials, Consumer Staples and Materials detracted.

PORTFOLIO REVIEW / CURRENT POSITIONING

The Portfolio outperformed its benchmark index over the first half of the year driven predominantly by stock selection in the Consumer Discretionary and Industrials sectors. Additionally, above-benchmark exposures to Energy and Information Technology also contributed to excess returns.

Hess Corporation was the top individual contributor as rising crude oil prices gave us an opportunity to trim the position on commodity strength. Hess benefited from more good news in their Liza development off Guyana with Exxon.

Another top contributor was fourth quarter 2017 purchase TripAdvisor (“TRIP”), a leading online travel research company. Better top-line trends, particularly in its non-hotel business, and reduced marketing spend in the hotel segment helped shares continue to recover from their November 2017 lows. While reduced marketing spend in any given quarter is no reason to get excited, TRIP’s reduction reflects the end of a spending surge that was meant to grow their mobile presence and fend off competition. We believe a return to normal levels of marketing could substantively increase cash earnings per share. TRIP’s balance sheet is solid and the company continues to generate ample free cash flow.

Among the Portfolio’s top individual contributors was InterActiveCorp (“IAC”). Shares of IAC, a diversified media and Internet company, continued to be a standout (the company operates sites such as HomeAdvisor, Match and Tinder). Its businesses were executing well—the merger of Angie’s List and HomeAdvisor is complete, and Match Group continues to grow and improve monetization. IAC meets our margin of safety criteria, and we like that it’s led by Barry Diller, who has a strong record of capital allocation from asset sales.

The Portfolio’s biggest detractors included Qurate, a video and internet commerce business that owns the QVC® network, formerly known as Liberty Interactive (“QVC”), and Cimarex Energy, an exploration and production company.

In addition to the re-branding, Qurate is transitioning from a complicated tracking-stock structure to an asset-backed security, which had proven a headwind to its valuation. Business performance continues to improve as the company moves QVC toward an omni-channel model. In general, we believe the shares remain cheap and the business generates free-cash-flow that largely gets put back to shareholders and value-enhancing strategic moves. Furthermore, we believe aligning ourselves with good capital allocators (like Liberty Media’s Chairman John Malone) is good practice and can be an important differentiator.

In the first quarter, Cimarex communicated capex plans that were above expectations, but offered production guidance that was only in line, indicating worsening production efficiency from higher service costs. In our view, Cimarex is a high-quality company with an excellent balance sheet. We like the company’s management team, which is very conservative and returns-focused. Further, the company has attractive exposure to the Delaware Basin, South Central Oklahoma Oil Province and Sooner Trend Anadarko Basin Canadian and Kingfisher Counties plays. As with all the Portfolio’s energy-exposed holdings, we own what we believe are high-quality companies in an unloved area capable of delivering value by better weathering a sustained, weaker operating environment. Longer-term, we believe these businesses should benefit as fundamental supply and demand pressures in oil markets continue to rebalance.

BHFTII-1

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Managed by Artisan Partners Limited Partnership

Portfolio Manager Commentary*—(Continued)

Our decisions are typically made from the bottom-up, without regard to Index construction. At period-end, the Portfolio maintained above-benchmark positions in the Consumer Discretionary, Energy, Industrials, Information Technology, Materials and Financials sectors. Real Estate, Utilities, Health Care, Consumer Staples and Telecommunication Services holdings were below the benchmark’s average weights for the period.

James C. Kieffer

Daniel L. Kane

Thomas Reynolds

Portfolio Managers

Artisan Partners Limited Partnership

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP VALUE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2018

	6 Month	1 Year	5 Year	10 Year
Brighthouse/Artisan Mid Cap Value Portfolio
Class A	1.31	9.63	8.56	8.16
Class B	1.19	9.36	8.29	7.89
Class E	1.24	9.46	8.40	8.00
Russell Midcap Value Index	-0.16	7.60	11.27	10.07

1 The Russell Midcap Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2018

Top Holdings

% of Net Assets
Celanese Corp.- Series A	3.6
Hess Corp.	3.6
Devon Energy Corp.	3.4
IAC/InterActiveCorp	3.1
AutoNation, Inc.	3.1
Air Lease Corp.	3.0
Kroger Co. (The)	3.0
Andeavor	2.9
Fifth Third Bancorp	2.6
Torchmark Corp.	2.6

Top Sectors

% of Net Assets
Consumer Discretionary	21.6
Financials	19.3
Industrials	15.7
Energy	14.3
Information Technology	7.8
Materials	7.7
Consumer Staples	3.0
Real Estate	2.7
Health Care	1.0

BHFTII-3

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2018 through June 30, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Artisan Mid Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period** January 1, 2018 to June 30, 2018
Class A (a)	Actual	0.81%	$1,000.00	$1,013.10	$4.04
	Hypothetical*	0.81%	$1,000.00	$1,020.78	$4.06

Class B (a)	Actual	1.06%	$1,000.00	$1,011.90	$5.29
	Hypothetical*	1.06%	$1,000.00	$1,019.54	$5.31

Class E (a)	Actual	0.96%	$1,000.00	$1,012.40	$4.79
	Hypothetical*	0.96%	$1,000.00	$1,020.03	$4.81

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—93.1% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.2%
Rockwell Collins, Inc.	92,495	$12,457,227

Auto Components—2.5%
Gentex Corp. (a)	1,086,260	25,005,705

Banks—4.9%
Fifth Third Bancorp	926,883	26,601,542
M&T Bank Corp.	137,297	23,361,085

		49,962,627

Capital Markets—1.6%
Intercontinental Exchange, Inc.	217,234	15,977,561

Chemicals—7.7%
Axalta Coating Systems, Ltd. (b)	706,442	21,412,257
Celanese Corp. - Series A	333,620	37,051,837
Nutrien, Ltd.	360,957	19,628,842

		78,092,936

Construction & Engineering—4.5%
Fluor Corp.	481,205	23,473,180
Jacobs Engineering Group, Inc.	343,112	21,784,181

		45,257,361

Diversified Consumer Services—1.1%
H&R Block, Inc. (a)	475,153	10,823,985

Electronic Equipment, Instruments & Components—2.2%
Arrow Electronics, Inc. (b)	291,768	21,964,295

Equity Real Estate Investment Trusts—2.7%
Equity Commonwealth (b)	635,027	20,003,351
STORE Capital Corp.	281,171	7,704,085

		27,707,436

Food & Staples Retailing—3.0%
Kroger Co. (The)	1,062,895	30,239,363

Health Care Providers & Services—1.0%
AmerisourceBergen Corp.	123,395	10,521,892

Insurance—12.8%
Alleghany Corp.	20,387	11,721,913
Allstate Corp. (The)	109,382	9,983,295
Aon plc	153,828	21,100,587
Arch Capital Group, Ltd. (b)	760,698	20,128,069
Fairfax Financial Holdings, Ltd.	22,021	12,344,092
Loews Corp.	308,561	14,897,325
Progressive Corp. (The)	238,993	14,136,436
Torchmark Corp.	322,463	26,251,713

		130,563,430

Security Description	Shares	Value

Internet & Direct Marketing Retail—6.6%
Expedia Group, Inc.	92,057	11,064,331
Liberty Expedia Holdings, Inc. - Class A (b)	263,204	11,565,183
Qurate Retail, Inc. (b)	1,120,699	23,781,233
TripAdvisor, Inc. (a) (b)	369,573	20,588,912

		66,999,659

Internet Software & Services—3.1%
IAC/InterActiveCorp (b)	209,290	31,914,632

Marine—2.3%
Kirby Corp. (a) (b)	283,123	23,669,083

Media—8.4%
CBS Corp. - Class B	419,223	23,568,717
GCI Liberty, Inc. - Class A (b)	415,506	18,731,011
News Corp. - Class A	1,339,184	20,757,352
Omnicom Group, Inc. (a)	294,601	22,469,218

		85,526,298

Oil, Gas & Consumable Fuels—14.3%
Andeavor	224,273	29,420,132
Apache Corp. (a)	417,149	19,501,716
Cimarex Energy Co. (a)	202,748	20,627,582
Devon Energy Corp.	781,308	34,346,300
Hess Corp.	547,987	36,654,850
World Fuel Services Corp. (a)	254,113	5,186,446

		145,737,026

Road & Rail—4.6%
AMERCO (a)	71,095	25,320,484
Ryder System, Inc.	302,779	21,757,699

		47,078,183

Semiconductors & Semiconductor Equipment—2.5%
Analog Devices, Inc.	267,381	25,647,185

Specialty Retail—3.1%
AutoNation, Inc. (a) (b)	648,175	31,488,341

Trading Companies & Distributors—3.0%
Air Lease Corp. (a)	730,647	30,665,254

Total Common Stocks (Cost $658,345,986)		947,299,479

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Short-Term Investment—6.9%

Security Description	Principal Amount*	Value

Repurchase Agreement—6.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/29/18 at 0.800%, due on 07/02/18 with a maturity value of $70,516,723; collateralized by U.S. Treasury Note at 1.625%, maturing 11/15/22, with a market value of $71,922,851.	70,512,023	$70,512,023

Total Short-Term Investments (Cost $70,512,023)		70,512,023

Securities Lending Reinvestments (c)—13.2%

Certificates of Deposit—8.2%
Banco Del Estado De Chile New York 2.455%, 3M LIBOR + 0.100%, 11/14/18 (d)	2,500,000	2,500,135
2.588%, 1M LIBOR + 0.500%, 09/21/18 (d)	2,000,000	2,001,192
Bank of Montreal (Chicago) 2.383%, 3M LIBOR + 0.030%, 11/06/18 (d)	2,000,000	1,999,884
Bank of Nova Scotia 2.605%, 3M LIBOR + 0.280%, 03/20/19 (d)	4,000,000	4,005,600
Barclays Capital, plc 2.271%, 1M LIBOR + 0.270%, 08/03/18 (d)	6,000,000	5,999,436
BNP Paribas New York 2.471%, 1M LIBOR + 0.470%, 12/04/18 (d)	2,000,000	2,001,860
Canadian Imperial Bank of Commerce 2.473%, 3M LIBOR + 0.120%, 01/14/19 (d)	4,000,000	4,001,500
China Construction Bank 2.550%, 09/17/18	3,000,000	2,999,949
Commonwealth Bank of Australia 2.502%, 3M LIBOR + 0.140%, 04/23/19 (d)	1,500,000	1,499,773
Cooperative Rabobank UA 2.488%, 3M LIBOR + 0.140%, 10/16/18 (d)	3,500,000	3,502,723
2.525%, 3M LIBOR + 0.200%, 04/05/19 (d)	2,000,000	2,000,754
Credit Agricole S.A. 2.376%, 1M LIBOR + 0.330%, 10/09/18 (d)	2,500,000	2,500,115
Credit Industriel et Commercial (NY)
Zero Coupon, 07/24/18	4,969,974	4,993,000
Credit Suisse AG New York 2.437%, 3M LIBOR + 0.100%, 09/27/18 (d)	2,000,000	2,000,336
Industrial & Commercial Bank of China, Ltd. 2.450%, 08/15/18	3,000,000	2,999,877
Mizuho Bank, Ltd., New York 2.348%, 1M LIBOR + 0.250%, 11/26/18 (d)	2,000,000	2,000,008
Natixis New York 2.215%, 1M LIBOR + 0.210%, 08/06/18 (d)	1,000,000	1,000,052
2.427%, 1M LIBOR + 0.370%, 02/14/19 (d)	4,000,000	4,001,692
Norinchukin Bank New York 2.301%, 1M LIBOR + 0.300%, 09/04/18 (d)	3,000,000	2,999,253
Societe Generale 2.256%, 1M LIBOR + 0.210%, 07/10/18 (d)	2,000,000	1,999,966
Standard Chartered plc 2.250%, 08/21/18	2,000,000	2,000,306
2.384%, 1M LIBOR + 0.300%, 08/22/18 (d)	2,000,000	2,000,048
Sumitomo Mitsui Banking Corp., New York 2.316%, 1M LIBOR + 0.270%, 09/10/18 (d)	2,500,000	2,500,220
2.374%, 1M LIBOR + 0.280%, 07/30/18 (d)	2,500,000	2,500,175

Certificates of Deposit—(Continued)
Sumitomo Mitsui Trust Bank, Ltd., London 2.408%, 1M LIBOR + 0.310%, 11/26/18 (d)	5,000,000	5,000,000
Svenska Handelsbanken AB 2.459%, 3M LIBOR + 0.100%, 04/30/19 (d)	4,000,000	4,000,048
Wells Fargo Bank N.A. 2.467%, 3M LIBOR + 0.130%, 07/11/18 (d)	5,000,000	5,000,115
Westpac Banking Corp. 2.360%, FEDEFF PRV + 0.450%, 02/15/19 (d)	3,000,000	2,999,802

		83,007,819

Commercial Paper—1.7%
Bank of China, Ltd. 2.500%, 07/23/18	2,484,201	2,496,857
Canadian Imperial Bank of Commerce 2.485%, 1M LIBOR + 0.400%, 09/17/18 (d)	1,000,000	1,000,439
Sheffield Receivables Co. 2.490%, 11/26/18	1,973,855	1,979,266
Starbird Funding Corp. 2.300%, 08/10/18	2,485,944	2,493,763
UBS AG 2.431%, 1M LIBOR + 0.430%, 02/01/19 (d)	5,000,000	4,999,040
Westpac Banking Corp. 2.371%, 1M LIBOR + 0.280%, 05/24/19 (d)	4,000,000	4,000,000

		16,969,365

Repurchase Agreements—2.9%
Citigroup Global Markets, Inc. Repurchase Agreement dated 01/25/17 at 2.460%, due on 10/01/18 with a maturity value of $1,041,957; collateralized by U.S. Treasury Obligations with rates ranging from 1.500% - 2.500%, maturity dates ranging from 01/31/19 - 02/15/26, and an aggregate market value of $1,020,000.	1,000,000	1,000,000
Deutsche Bank AG, London
Repurchase Agreement dated 01/09/18 at 2.300%, due on 07/02/18 with a maturity value of $808,893; collateralized by various Common Stock with an aggregate market value of $892,967.	800,000	800,000
Repurchase Agreement dated 09/12/17 at 2.440%, due on 08/06/18 with a maturity value of $2,555,578; collateralized by various Common Stock with an aggregate market value of $2,790,522.	2,500,000	2,500,000
ING Bank NV Repurchase Agreement dated 05/21/18 at 2.190%, due on 07/02/18 with a maturity value of $1,002,555; collateralized by various Common Stock with an aggregate market value of $1,112,195.	1,000,000	1,000,000
Macquarie Bank, Ltd., London Repurchase Agreement dated 06/29/18 at 2.000%, due on 07/02/18 with a maturity value of $398,883; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.875%, maturity dates ranging from 07/19/18 - 02/15/46, and an aggregate market value of $406,979.	398,817	398,817

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 08/01/17 at 2.460%, due on 10/01/18 with a maturity value of $8,747,435; collateralized by various Common Stock with an aggregate market value of $9,350,001.	8,500,000	$8,500,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 11/30/17 at 2.080%, due on 07/02/18 with a maturity value of $2,733,384; collateralized by various Common Stock with an aggregate market value of $3,004,806.	2,700,000	2,700,000
Repurchase Agreement dated 03/16/18 at 2.080%, due on 07/02/18 with a maturity value of $2,515,600; collateralized by various Common Stock with an aggregate market value of $2,782,228.	2,500,000	2,500,000
Societe Generale
Repurchase Agreement dated 03/08/18 at 2.050%, due on 07/02/18 with a maturity value of $3,120,477; collateralized by various Common Stock with an aggregate market value of $3,449,841.	3,100,000	3,100,000
Repurchase Agreement dated 03/16/18 at 2.050%, due on 07/02/18 with a maturity value of $2,314,145; collateralized by various Common Stock with an aggregate market value of $2,559,559.	2,300,000	2,300,000
Repurchase Agreement dated 03/21/18 at 2.050%, due on 07/02/18 with a maturity value of $3,419,942; collateralized by various Common Stock with an aggregate market value of $3,783,696.	3,400,000	3,400,000
Repurchase Agreement dated 03/28/18 at 2.050%, due on 07/02/18 with a maturity value of $1,809,840; collateralized by various Common Stock with an aggregate market value of $2,003,133.	1,800,000	1,800,000

		29,998,817

Time Deposits—0.4%
DNB Bank ASA 1.870%, 07/02/18	1,000,000	1,000,000

Time Deposits—(Continued)
DZ Bank AG 1.890%, 07/02/18	1,000,000	1,000,000
Santander UK Group Holdings plc 1.900%, 07/02/18	1,000,000	1,000,000
Svenska Handelsbanken AB 1.870%, 07/02/18	1,000,000	1,000,000

		4,000,000

Total Securities Lending Reinvestments (Cost $133,961,348)		133,976,001

Total Investments—113.2% (Cost $862,819,357)		1,151,787,503
Other assets and liabilities (net)—(13.2)%		(134,283,315)

Net Assets—100.0%		$1,017,504,188

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2018, the market value of securities loaned was $131,092,005 and the collateral received consisted of cash in the amount of $133,912,792. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2018.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2018:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$947,299,479	$—	$—	$947,299,479
Total Short-Term Investment*	—	70,512,023	—	70,512,023
Total Securities Lending Reinvestments*	—	133,976,001	—	133,976,001
Total Investments	$947,299,479	$204,488,024	$—	$1,151,787,503

Collateral for Securities Loaned (Liability)	$—	$(133,912,792)	$—	$(133,912,792)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

Assets
Investments at value (a) (b)	$1,151,787,503
Receivable for:
Investments sold	441,395
Fund shares sold	1,467
Dividends and interest	1,010,346

Total Assets	1,153,240,711
Liabilities
Collateral for securities loaned	133,912,792
Payables for:
Fund shares redeemed	797,058
Accrued Expenses:
Management fees	653,906
Distribution and service fees	85,480
Deferred trustees’ fees	113,371
Other expenses	173,916

Total Liabilities	135,736,523

Net Assets	$1,017,504,188

Net Assets Consist of:
Paid in surplus	$671,997,203
Undistributed net investment income	2,924,747
Accumulated net realized gain	53,614,092
Unrealized appreciation on investments	288,968,146

Net Assets	$1,017,504,188

Net Assets
Class A	$576,397,844
Class B	365,381,687
Class E	75,724,657
Capital Shares Outstanding*
Class A	2,331,003
Class B	1,531,290
Class E	311,841
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$247.27
Class B	238.61
Class E	242.83

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $862,819,357.
(b)	Includes securities loaned at value of $131,092,005.

Statement of Operations

Six Months Ended June 30, 2018 (Unaudited)

Investment Income
Dividends (a)	$6,940,722
Interest	209,309
Securities lending income	413,043

Total investment income	7,563,074
Expenses
Management fees	4,441,253
Administration fees	17,241
Custodian and accounting fees	41,473
Distribution and service fees—Class B	468,459
Distribution and service fees—Class E	58,039
Audit and tax services	21,770
Legal	21,433
Trustees’ fees and expenses	20,716
Shareholder reporting	72,860
Insurance	3,537
Miscellaneous	8,137

Total expenses	5,174,918
Less management fee waiver	(252,003)
Less broker commission recapture	(11,200)

Net expenses	4,911,715

Net Investment Income	2,651,359

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	54,327,355

Net change in unrealized depreciation on investments	(44,143,725)

Net realized and unrealized gain	10,183,630

Net Increase in Net Assets From Operations	$12,834,989

(a)	Net of foreign withholding taxes of $80,812.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$2,651,359	$6,094,958
Net realized gain	54,327,355	73,406,636
Net change in unrealized appreciation (depreciation)	(44,143,725)	56,060,091

Increase in net assets from operations	12,834,989	135,561,685

From Distributions to Shareholders
Net investment income
Class A	(3,584,878)	(4,618,720)
Class B	(1,373,133)	(1,950,478)
Class E	(360,807)	(461,275)
Net realized capital gains
Class A	(30,271,568)	0
Class B	(19,935,153)	0
Class E	(4,063,157)	0

Total distributions	(59,588,696)	(7,030,473)

Decrease in net assets from capital share transactions	(82,801,437)	(120,097,285)

Total increase (decrease) in net assets	(129,555,144)	8,433,927

Net Assets
Beginning of period	1,147,059,332	1,138,625,405

End of period	$1,017,504,188	$1,147,059,332

Undistributed net investment income
End of period	$2,924,747	$5,592,206

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	14,477	$3,758,317	51,236	$12,312,536
Reinvestments	135,752	33,856,446	19,370	4,618,720
Redemptions	(429,168)	(110,886,310)	(279,672)	(67,675,485)

Net decrease	(278,939)	$(73,271,547)	(209,066)	$(50,744,229)

Class B
Sales	14,754	$3,700,841	67,106	$15,605,735
Reinvestments	88,530	21,308,286	8,460	1,950,478
Redemptions	(133,115)	(33,362,256)	(324,130)	(75,831,622)

Net decrease	(29,831)	$(8,353,129)	(248,564)	$(58,275,409)

Class E
Sales	4,257	$1,082,047	7,456	$1,758,107
Reinvestments	18,061	4,423,964	1,968	461,275
Redemptions	(26,241)	(6,682,772)	(56,110)	(13,297,029)

Net decrease	(3,923)	$(1,176,761)	(46,686)	$(11,077,647)

Decrease derived from capital shares transactions		$(82,801,437)		$(120,097,285)

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$259.07		$231.28	$213.79	$271.79	$268.60	$198.30

Income (Loss) from Investment Operations
Net investment income (a)	0.75		1.54	1.74 (b)	2.26	2.89	1.98
Net realized and unrealized gain (loss) on investments	2.78		27.96	43.82	(23.66)	2.25	70.60

Total from investment operations	3.53		29.50	45.56	(21.40)	5.14	72.58

Less Distributions
Distributions from net investment income	(1.62)		(1.71)	(2.56)	(3.17)	(1.95)	(2.28)
Distributions from net realized capital gains	(13.71)		0.00	(25.51)	(33.43)	0.00	0.00

Total distributions	(15.33)		(1.71)	(28.07)	(36.60)	(1.95)	(2.28)

Net Asset Value, End of Period	$247.27		$259.07	$231.28	$213.79	$271.79	$268.60

Total Return (%) (c)	1.31	(d)	12.82	22.96	(9.44)	1.93	36.85

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.85	(e)	0.85	0.85	0.84	0.84	0.83
Net ratio of expenses to average net assets (%) (f)	0.81	(e)	0.85	0.85	0.84	0.84	0.83
Ratio of net investment income to average net assets (%)	0.58	(e)	0.64	0.80 (b)	0.91	1.07	0.84
Portfolio turnover rate (%)	8	(d)	21	31	31	25	22
Net assets, end of period (in millions)	$576.4		$676.2	$652.0	$739.1	$853.7	$970.0

	Class B
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$250.17		$223.41	$207.30	$264.50	$261.50	$193.14

Income (Loss) from Investment Operations
Net investment income (a)	0.42		0.90	1.16 (b)	1.59	2.15	1.36
Net realized and unrealized gain (loss) on investments	2.67		27.01	42.40	(22.95)	2.21	68.77

Total from investment operations	3.09		27.91	43.56	(21.36)	4.36	70.13

Less Distributions
Distributions from net investment income	(0.94)		(1.15)	(1.94)	(2.41)	(1.36)	(1.77)
Distributions from net realized capital gains	(13.71)		0.00	(25.51)	(33.43)	0.00	0.00

Total distributions	(14.65)		(1.15)	(27.45)	(35.84)	(1.36)	(1.77)

Net Asset Value, End of Period	$238.61		$250.17	$223.41	$207.30	$264.50	$261.50

Total Return (%) (c)	1.19	(d)	12.54	22.65	(9.66)	1.67	36.51

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.10	(e)	1.10	1.10	1.09	1.09	1.08
Net ratio of expenses to average net assets (%) (f)	1.06	(e)	1.10	1.10	1.09	1.09	1.08
Ratio of net investment income to average net assets (%)	0.34	(e)	0.39	0.55 (b)	0.66	0.82	0.59
Portfolio turnover rate (%)	8	(d)	21	31	31	25	22
Net assets, end of period (in millions)	$365.4		$390.5	$404.3	$358.7	$446.3	$505.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$254.48		$227.21	$210.43	$267.99	$264.86	$195.57

Income (Loss) from Investment Operations
Net investment income (a)	0.55		1.15	1.40 (b)	1.85	2.43	1.60
Net realized and unrealized gain (loss) on investments	2.73		27.48	43.07	(23.28)	2.25	69.65

Total from investment operations	3.28		28.63	44.47	(21.43)	4.68	71.25

Less Distributions
Distributions from net investment income	(1.22)		(1.36)	(2.18)	(2.70)	(1.55)	(1.96)
Distributions from net realized capital gains	(13.71)		0.00	(25.51)	(33.43)	0.00	0.00

Total distributions	(14.93)		(1.36)	(27.69)	(36.13)	(1.55)	(1.96)

Net Asset Value, End of Period	$242.83		$254.48	$227.21	$210.43	$267.99	$264.86

Total Return (%) (c)	1.24	(d)	12.65	22.78	(9.58)	1.78	36.65

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.00	(e)	1.00	1.00	0.99	0.99	0.98
Net ratio of expenses to average net assets (%) (f)	0.96	(e)	1.00	1.00	0.99	0.99	0.98
Ratio of net investment income to average net assets (%)	0.44	(e)	0.49	0.65 (b)	0.76	0.91	0.68
Portfolio turnover rate (%)	8	(d)	21	31	31	25	22
Net assets, end of period (in millions)	$75.7		$80.4	$82.4	$75.8	$95.1	$110.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to $0.01 per share and less than 0.01% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effect of management fee waivers. (See Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2018 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Artisan Mid Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-13

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to distribution re-designations, adjustments to prior period accumulated balances and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its

BHFTII-14

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.
At June 30, 2018, the Portfolio had direct investments in repurchase agreements with a gross value of $70,512,023. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $29,998,817. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2018, with a contractual maturity of overnight and continuous.

BHFTII-15

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2018 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$84,272,807	$0	$209,626,930

During the six months ended June 30, 2018, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $4,312,774 in sales of investments, which are included above, and resulted in realized gains of $598,792.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2018	% per annum	Average Daily Net Assets
$4,441,253	0.820%	Of the first $1 billion
	0.780%	On amounts in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Artisan Partners Limited Partnership (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

BHFTII-16

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.040%	On the first $500 million
0.050%	On the next $500 million
0.060%	On amounts in excess of $1 billion

An identical agreement was in place for the period January 1, 2018 through April 29, 2018. Amounts waived for the six months ended June 30, 2018 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, B and E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2018 was as follows:

Cost basis of investments	$863,210,228

Gross unrealized appreciation	298,297,849
Gross unrealized depreciation	(9,720,574)

Net unrealized appreciation (depreciation)	$288,577,275

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$7,030,473	$10,818,093	$—	$118,334,861	$7,030,473	$129,152,954

BHFTII-17

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$5,708,715	$53,947,484	$332,721,000	$—	$392,377,199

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2017, the Portfolio utilized capital loss carryforwards of $19,269,516.

As of December 31, 2017, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

BHFTII-18

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Managed by Dimensional Fund Advisors LP

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2018, the Class A and B shares of the Brighthouse/Dimensional International Small Company Portfolio returned -2.89% and -3.00%, respectively. The Portfolio’s benchmark, the MSCI World ex-U.S. Small Cap Index1, returned -1.44%.

MARKET ENVIRONMENT / CONDITIONS

In US dollar terms, developed ex-U.S. markets had negative performance for the six-month period, trailing the U.S. market but outperforming emerging markets. The MSCI World ex-USA IMI (net dividends) returned -2.6%, as compared to 3.2% for the Russell 3000 Index and -6.9% for the MSCI Emerging Markets IMI (net dividends). Most developed ex-U.S. market currencies, particularly the Swedish krona and the Australian dollar, depreciated relative to the U.S. dollar. Overall, currency movements had a negative impact on the U.S. dollar-denominated returns of the developed ex-U.S. market.

Theoretical and empirical research suggests that investors can systematically pursue higher expected returns by targeting the size, relative price, and profitability dimensions in equity markets. Dimensional integrates these dimensions to emphasize stocks with smaller market capitalizations, lower relative prices, and higher profitability. Along the market capitalization dimension, small caps (MSCI World ex-U.S. Small Cap Index, net dividends) outperformed large caps (MSCI World ex-U.S. Index, net dividends) by 1.3% for the six-month period. Midcaps (MSCI World ex-U.S. Mid Cap Index, net dividends) outperformed large caps by 0.6% but underperformed small caps by 0.7%. Micro caps (MSCI World ex-U.S. Micro Cap Index, net dividends) underperformed small caps by 1.3%.

Along the relative price dimension, large cap value stocks (MSCI World ex-U.S. Value Index, net dividends) underperformed large cap growth stocks (MSCI World ex-U.S. Growth Index, net dividends) by 3.5%, and small cap value stocks (MSCI World ex-U.S. Small Cap Value Index, net dividends) underperformed small cap growth stocks (MSCI World ex-U.S. Small Cap Growth Index, net dividends) by 5.0%.

It is important to consider the interactions between size, value and profitability when reviewing the performance of the dimensions. Considering all three dimensions simultaneously, stocks with lower relative prices and higher profitability underperformed stocks with higher relative prices and lower profitability among both large and small caps. Performance of the premiums may vary depending on the particular segment of the market under analysis.

PORTFOLIO REVIEW / PERIOD END POSITIONING

For the six months ended June 30, 2018, the Portfolio underperformed its benchmark, the MSCI World ex-U.S. Small Cap Index (net dividends), by 145 basis points net of fees.

With micro cap stocks underperforming other small cap stocks for the period, the Portfolio’s greater allocation to micro caps and lesser allocation to small caps with larger market capitalizations detracted from relative performance. The Portfolio’s general exclusion of Real Estate Investment Trusts (“REITs”) had a negative impact on relative performance, as REITs outperformed the overall index.

The Portfolio held over 3,700 securities as of June 30, 2018 and is well diversified across both countries and sectors. Dimensional designs the Portfolio to provide broad exposure to small cap securities within non-U.S. developed markets. As a result of the Portfolio’s diversified investment approach, performance is determined principally by broad trends in non-U.S. developed equity markets rather than by the behavior of a limited group of securities in a particular industry, country, or asset class. Dimensional will continue to pursue a disciplined approach to identify securities for purchase or sale in the Portfolio.

Joseph Chi

Jed Fogdall

Arun Keswani

Bhanu Singh

Portfolio Managers

Dimensional Fund Advisors LP

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-1

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI WORLD EX-U.S. SMALL CAP INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2018

	6 Month	1 Year	5 Year	Since Inception[2]
Brighthouse/Dimensional International Small Company Portfolio
Class A	-2.89	8.76	10.43	12.16
Class B	-3.00	8.48	10.15	11.88
MSCI World ex-U.S. Small Cap Index	-1.44	11.87	10.29	12.75

1 The MSCI World ex-U.S. Small Cap Index is an unmanaged index that measures the performance of stocks with market capitalizations between US $200 million and $800 million across 23 developed markets, excluding the United States. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 Inception date of the Class A and Class B shares is 10/31/08. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2018

Top Holdings

% of Net Assets
GN Store Nord A/S	0.3
BBA Aviation plc	0.3
Inchcape plc	0.2
Aalberts Industries NV	0.2
Edenred	0.2
Rubis SCA	0.2
Ambu A/S	0.2
LANXESS AG	0.2
LEG Immobilien AG	0.2
Georg Fischer AG	0.2

Top Countries

% of Net Assets
Japan	25.2
United Kingdom	15.0
Canada	8.2
Australia	6.9
Germany	6.1
Switzerland	4.9
Italy	4.4
France	4.3
Hong Kong	2.9
Netherlands	2.7

BHFTII-2

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2018 through June 30, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Dimensional International Small Company Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period** January 1, 2018 to June 30, 2018
Class A (a)	Actual	0.92%	$1,000.00	$971.10	$4.50
	Hypothetical*	0.92%	$1,000.00	$1,020.23	$4.61

Class B (a)	Actual	1.17%	$1,000.00	$970.00	$5.71
	Hypothetical*	1.17%	$1,000.00	$1,018.99	$5.86

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—99.2% of Net Assets

Security Description	Shares	Value

Australia—6.9%
Accent Group, Ltd.	90,942	$110,933
Adairs, Ltd.	12,167	20,072
Adelaide Brighton, Ltd.	134,783	696,091
AED Oil, Ltd. (a) (b) (c) (d)	93,946	0
Ainsworth Game Technology, Ltd.	51,616	39,706
Alkane Resources, Ltd. (c)	120,355	20,486
ALS, Ltd.	82,785	464,178
Altium, Ltd.	31,832	534,516
AMA Group, Ltd.	111,029	86,026
Amaysim Australia, Ltd.	21,060	16,493
Ansell, Ltd.	39,937	805,912
AP Eagers, Ltd.	7,774	49,039
APN Outdoor Group, Ltd.	34,469	160,817
Appen, Ltd.	19,037	188,130
ARB Corp., Ltd.	27,756	470,927
Ardent Leisure Group	85,605	125,410
ARQ Group, Ltd.	41,278	100,785
Asaleo Care, Ltd.	51,178	52,993
Atlas Arteria, Ltd.	108,901	518,178
AUB Group, Ltd.	25,969	260,882
Aurelia Metals, Ltd. (c)	84,341	35,569
Ausdrill, Ltd.	126,869	172,194
Austal, Ltd.	81,889	112,736
Australian Agricultural Co., Ltd. (c)	192,359	179,316
Australian Pharmaceutical Industries, Ltd.	174,311	220,302
Auswide Bank, Ltd.	9,275	38,587
Automotive Holdings Group, Ltd.	101,744	214,338
Aveo Group	113,281	203,939
AVJennings, Ltd.	10,332	5,388
Bapcor, Ltd.	39,977	194,532
Beach Energy, Ltd.	902,659	1,180,640
Beadell Resources, Ltd. (c)	102,327	5,068
Bega Cheese, Ltd.	67,325	371,270
Bellamy’s Australia, Ltd. (c)	19,257	221,115
Blackmores, Ltd.	4,835	510,502
Blue Sky Alternative Investments, Ltd.	6,725	8,492
Bravura Solutions, Ltd.	32,185	76,384
Breville Group, Ltd.	34,410	297,137
Brickworks, Ltd.	5,923	68,760
Buru Energy, Ltd. (c)	72,570	16,898
BWX, Ltd.	2,270	9,601
Cabcharge Australia, Ltd.	55,813	99,140
Capral, Ltd.	136,176	15,152
Cardno, Ltd. (c)	69,333	68,206
Carnarvon Petroleum, Ltd. (c)	282,013	31,433
carsales.com, Ltd.	79,391	890,264
Cash Converters International, Ltd. (c)	152,939	34,964
Cedar Woods Properties, Ltd.	27,273	116,367
Cleanaway Waste Management, Ltd.	883,001	1,109,157
Clinuvel Pharmaceuticals, Ltd. (c)	2,186	17,913
Clover Corp., Ltd.	10,922	13,110
Codan, Ltd.	4,604	10,215
Collection House, Ltd.	19,217	21,191
Collins Foods, Ltd.	11,643	47,982
Cooper Energy, Ltd. (c)	552,999	157,254
Corporate Travel Management, Ltd.	21,828	442,670
Costa Group Holdings, Ltd.	57,589	353,110

Australia—(Continued)
Credit Corp. Group, Ltd.	13,415	180,310
CSG, Ltd. (c)	66,837	11,379
CSR, Ltd.	239,936	817,353
Cudeco, Ltd. (a) (b) (c) (d)	51,210	8,906
Data #3, Ltd.	55,471	65,650
Decmil Group, Ltd. (c)	56,744	40,734
Domain Holdings Australia, Ltd.	96,746	231,366
Domino’s Pizza Enterprises, Ltd.	5,908	228,181
Downer EDI, Ltd.	192,240	967,641
DuluxGroup, Ltd.	144,897	819,624
DWS, Ltd.	36,847	34,356
Eclipx Group, Ltd.	7,140	16,808
Elders, Ltd.	32,731	204,857
Energy Resources of Australia, Ltd. (c)	51,910	15,157
Energy World Corp., Ltd. (c)	325,379	40,757
EQT Holdings, Ltd.	3,062	47,097
ERM Power, Ltd.	49,991	54,956
Estia Health, Ltd.	8,310	20,215
Euroz, Ltd.	23,559	21,355
Event Hospitality and Entertainment, Ltd.	38,556	381,976
Fairfax Media, Ltd.	967,464	536,715
FAR, Ltd. (c)	653,097	50,701
Finbar Group, Ltd.	6,909	4,830
Fleetwood Corp., Ltd.	22,683	38,224
FlexiGroup, Ltd.	60,577	99,471
G8 Education, Ltd.	158,694	273,450
Galaxy Resources, Ltd. (c)	98,235	221,407
Gateway Lifestyle	49,118	84,704
Genworth Mortgage Insurance Australia, Ltd.	42,575	80,919
Global Construction Services, Ltd.	9,380	4,924
Gold Road Resources, Ltd. (c)	132,712	72,944
GrainCorp, Ltd. - Class A	83,590	474,733
Grange Resources, Ltd.	120,000	15,598
Greencross, Ltd.	21,736	71,938
GUD Holdings, Ltd.	39,734	417,994
GWA Group, Ltd.	92,856	233,439
Hansen Technologies, Ltd.	50,238	117,541
Healthscope, Ltd.	16,123	26,370
Hills, Ltd. (c)	80,453	13,663
Horizon Oil, Ltd. (c)	652,736	73,009
HT&E, Ltd.	109,386	204,069
IDM International, Ltd. (a) (b) (c) (d)	1,969	0
IDP Education, Ltd.	1,987	15,448
Iluka Resources, Ltd.	56,068	466,272
Imdex, Ltd. (c)	100,165	91,470
IMF Bentham, Ltd.	49,173	109,204
Independence Group NL	112,057	428,210
Infigen Energy, Ltd. (c)	343,467	167,686
Infomedia, Ltd.	131,353	93,278
Inghams Group, Ltd.	53,946	152,458
Integral Diagnostics, Ltd.	6,767	15,110
Integrated Research, Ltd.	28,972	66,656
International Ferro Metals, Ltd. (a) (b) (c) (d)	82,765	0
Invocare, Ltd.	38,500	392,171
IOOF Holdings, Ltd.	118,246	784,606
IPH, Ltd.	19,041	62,999
Iress, Ltd.	54,057	482,848

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Australia—(Continued)
iSelect, Ltd.	46,213	$27,860
iSentia Group, Ltd.	28,120	14,670
Japara Healthcare, Ltd.	32,040	42,793
JB Hi-Fi, Ltd.	46,350	773,584
Jupiter Mines, Ltd. (c)	53,689	15,294
K&S Corp., Ltd.	1,802	2,135
Karoon Gas Australia, Ltd. (c)	75,600	63,146
Kingsgate Consolidated, Ltd. (c)	121,238	25,323
Kingsrose Mining, Ltd. (c)	102,961	5,039
Kogan.com, Ltd.	3,903	19,670
Lifestyle Communities, Ltd.	7,615	32,987
Link Administration Holdings, Ltd.	107,971	586,769
Lovisa Holdings, Ltd.	1,709	14,784
Lynas Corp., Ltd. (c)	50,144	87,195
MACA, Ltd.	56,351	50,038
Macmahon Holdings, Ltd. (c)	380,170	60,393
Magellan Financial Group, Ltd.	21,247	368,848
MaxiTRANS Industries, Ltd.	59,013	22,052
Mayne Pharma Group, Ltd. (c)	452,144	290,805
MC Mining, Ltd. (c)	6,676	1,779
McMillan Shakespeare, Ltd.	29,453	350,570
McPherson’s, Ltd.	34,460	43,462
Medusa Mining, Ltd. (c)	60,972	22,743
Metals X, Ltd.	75,358	44,572
Metcash, Ltd.	385,184	746,447
Mincor Resources NL (c)	105,687	29,718
Mineral Resources, Ltd.	41,091	485,524
MMA Offshore, Ltd. (c)	200,470	37,664
Moelis Australia, Ltd.	4,454	19,812
Monadelphous Group, Ltd.	40,177	447,141
Monash IVF Group, Ltd.	21,931	17,528
Money3 Corp., Ltd.	25,929	37,332
Morning Star Gold NL (a) (b) (c) (d)	33,455	0
Mortgage Choice, Ltd.	48,689	51,014
Mount Gibson Iron, Ltd.	382,742	123,199
Myer Holdings, Ltd.	355,143	97,197
MYOB Group, Ltd.	110,434	236,526
MyState, Ltd.	3,899	14,453
Navigator Global Investments, Ltd.	45,623	180,542
Navitas, Ltd.	85,117	280,757
NetComm Wireless, Ltd. (c)	18,166	14,866
New Hope Corp., Ltd.	12,312	27,236
nib holdings, Ltd.	171,993	732,226
Nick Scali, Ltd.	16,348	81,374
Nine Entertainment Co. Holdings, Ltd.	178,126	328,497
Northern Star Resources, Ltd.	195,936	1,058,299
NRW Holdings, Ltd. (c)	62,111	77,817
Nufarm, Ltd.	96,965	637,116
OceanaGold Corp.	166,811	463,135
OFX Group, Ltd.	99,303	128,159
oOh!media, Ltd. (c)	13,427	49,186
oOh!media, Ltd.	30,883	113,617
Orora, Ltd.	317,910	841,444
OZ Minerals, Ltd.	134,369	936,177
Pacific Current Group, Ltd.	5,535	26,856
Pacific Niugini, Ltd. (c)	55,979	12,432
Pacific Smiles Group, Ltd.	13,431	15,592

Australia—(Continued)
Pact Group Holdings, Ltd.	5,137	20,025
Panoramic Resources, Ltd. (c)	167,563	76,842
Paragon Care, Ltd.	17,137	10,470
Peet, Ltd.	88,199	86,098
Pendal Group, Ltd.	30,505	224,648
Peninsula Energy, Ltd. (c)	11,352	1,965
Perpetual, Ltd.	17,753	548,024
Perseus Mining, Ltd. (c)	231,401	74,266
Platinum Asset Management, Ltd.	46,344	198,711
Pluton Resources, Ltd. (a) (b) (c) (d)	48,332	0
PMP, Ltd. (c)	158,703	27,583
Premier Investments, Ltd.	44,992	564,359
Primary Health Care, Ltd.	244,279	631,870
Prime Media Group, Ltd.	93,371	20,016
Pro Medicus, Ltd.	5,543	32,931
Qube Holdings, Ltd.	239,376	426,584
Quintis, Ltd. (a) (b) (c) (d)	106,522	10,386
RCR Tomlinson, Ltd.	70,865	156,215
Reckon, Ltd. (c)	36,898	26,521
Regis Healthcare, Ltd.	29,394	71,347
Regis Resources, Ltd.	180,703	688,137
Reject Shop, Ltd. (The)	12,421	52,204
Resolute Mining, Ltd.	277,334	264,910
Retail Food Group, Ltd.	64,643	25,828
Ridley Corp., Ltd.	123,003	125,296
RPMGlobal Holdings, Ltd. (c)	4,190	1,925
Ruralco Holdings, Ltd.	9,291	21,080
Salmat, Ltd.	45,807	22,246
Sandfire Resources NL	40,717	277,275
Saracen Mineral Holdings, Ltd. (c)	349,701	568,352
Select Harvests, Ltd.	35,131	179,470
Senex Energy, Ltd. (c)	311,194	100,604
Servcorp, Ltd.	21,215	65,270
Service Stream, Ltd.	62,705	70,134
Seven Group Holdings, Ltd.	17,494	247,649
Seven West Media, Ltd.	408,410	253,570
SG Fleet Group, Ltd.	11,131	30,485
Sigma Healthcare, Ltd.	560,969	338,423
Silver Chef, Ltd.	8,928	24,973
Silver Lake Resources, Ltd. (c)	112,092	50,221
Sino Gas & Energy Holdings, Ltd. (c)	114,636	19,045
Sirtex Medical, Ltd.	22,520	524,087
SmartGroup Corp., Ltd.	22,008	190,621
Southern Cross Media Group, Ltd.	229,061	221,930
Spark Infrastructure Group	444,329	751,496
SpeedCast International, Ltd.	60,891	278,802
St. Barbara, Ltd.	197,046	707,343
Stanmore Coal, Ltd. (c)	19,719	12,687
Steadfast Group, Ltd.	198,774	414,587
Strike Energy, Ltd. (c)	207,173	22,206
Sundance Energy Australia, Ltd. (c)	2,046,163	114,872
Sunland Group, Ltd.	40,150	53,928
Super Retail Group, Ltd.	65,652	395,443
Superloop, Ltd.	10,345	19,275
Syrah Resources, Ltd. (c)	47,149	101,389
Tassal Group, Ltd.	80,622	247,166
Technology One, Ltd.	85,252	268,994

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Australia—(Continued)
Thorn Group, Ltd.	62,916	$27,932
Tiger Resources, Ltd. (a) (b) (c) (d)	591,241	4,434
Troy Resources, Ltd. (c)	106,145	11,430
Villa World, Ltd.	27,402	45,056
Village Roadshow, Ltd. (c)	32,709	55,877
Virgin Australia Holdings, Ltd. (c)	442,369	72,073
Virgin Australia International Holding, Ltd. (a) (b) (c) (d)	968,773	1
Virtus Health, Ltd.	37,091	157,769
Vista Group International, Ltd.	19,356	50,207
Vita Group, Ltd.	18,112	13,120
Vocus Group, Ltd. (c)	19,836	33,883
Watpac, Ltd. (c)	37,999	19,825
Webjet, Ltd.	30,172	301,377
Western Areas, Ltd.	118,029	312,588
Westgold Resources, Ltd. (c)	37,679	51,985
Whitehaven Coal, Ltd.	121,287	521,158
WorleyParsons, Ltd.	46,235	600,847
WPP AUNZ, Ltd.	131,382	98,129

		47,600,076

Austria—1.3%
A-TEC Industries AG (a) (b) (c)	1	0
Agrana Beteiligungs AG	1,453	149,581
ams AG (c)	12,841	951,076
Andritz AG	12,794	678,899
Austria Technologie & Systemtechnik AG	14,133	262,143
CA Immobilien Anlagen AG	20,949	698,332
DO & Co. AG	1,944	115,282
EVN AG	12,657	236,472
FACC AG (c)	3,288	61,358
Flughafen Wien AG	267	9,938
IMMOFINANZ AG	17,289	411,732
Kapsch TrafficCom AG	1,870	84,285
Lenzing AG	3,209	387,229
Mayr Melnhof Karton AG	3,211	433,528
Oberbank AG	198	20,348
Oesterreichische Post AG	10,088	460,362
Palfinger AG	5,204	197,051
POLYTEC Holding AG	8,428	120,177
Porr AG	2,048	68,838
Raiffeisen Bank International AG	13,074	400,481
Rosenbauer International AG	1,615	88,612
S IMMO AG	23,207	453,045
S&T AG (c)	2,615	67,360
Schoeller-Bleckmann Oilfield Equipment AG	3,509	422,623
Semperit AG Holding (c) (e)	5,443	101,027
Strabag SE	6,827	267,277
Telekom Austria AG (c)	25,615	213,444
UBM Development AG	219	10,432
UNIQA Insurance Group AG	36,921	339,342
Vienna Insurance Group AG Wiener Versicherung Gruppe	4,893	132,949
Wienerberger AG	39,101	976,199
Zumtobel Group AG	13,016	99,964

		8,919,386

Belgium—1.7%
Ackermans & van Haaren NV	8,887	1,529,546
AGFA-Gevaert NV (c)	67,517	283,491
Atenor	1,089	61,057
Banque Nationale de Belgique	88	279,537
Barco NV	4,866	593,409
Bekaert S.A.	11,685	378,866
Biocartis NV (c)	2,303	32,729
bpost S.A.	18,928	298,067
Cie d’Entreprises CFE	3,200	395,812
Cie Immobiliere de Belgique S.A.	1,276	78,375
D’ieteren S.A.	8,787	364,949
Deceuninck NV (d)	27,313	83,328
Econocom Group S.A.	39,556	217,974
Elia System Operator S.A.	10,586	657,722
Euronav NV	30,049	275,717
EVS Broadcast Equipment S.A.	4,761	109,173
Exmar NV (c)	10,339	73,270
Fagron	12,062	205,917
Galapagos NV (c)	16,401	1,511,945
GIMV NV	1,251	76,083
Ion Beam Applications (c)	6,507	173,143
Jensen-Group NV	738	29,725
Kinepolis Group NV	5,586	354,013
Lotus Bakeries NV	96	267,901
MDxHealth (c) (e)	5,915	26,649
Melexis NV	5,431	503,586
Nyrstar NV (c) (e)	26,926	144,364
Ontex Group NV	15,235	333,853
Orange Belgium S.A.	13,209	222,800
Picanol	1,096	113,112
Recticel S.A.	18,423	209,648
Resilux NV	229	38,091
Roularta Media Group NV (c)	1,629	40,859
Sioen Industries NV	3,002	95,155
Sipef S.A.	3,358	233,579
TER Beke S.A.	60	11,695
Tessenderlo Group S.A. (c)	13,457	524,505
ThromboGenics NV (c)	9,279	76,471
Umicore S.A.	3,516	200,834
Van de Velde NV	1,970	71,491
Viohalco S.A. (c)	45,397	180,391

		11,358,832

Cambodia—0.0%
NagaCorp, Ltd.	164,000	148,851

Canada—8.2%
5N Plus, Inc. (c)	33,732	85,956
Absolute Software Corp.	18,754	98,859
Acadian Timber Corp.	3,800	57,521
Advantage Oil & Gas, Ltd. (c)	91,030	284,588
Aecon Group, Inc.	30,622	360,108
AG Growth International, Inc.	5,820	245,081
AGF Management, Ltd. - Class B	32,280	170,896
AGT Food & Ingredients, Inc. (e)	7,901	92,073
Aimia, Inc. (c)	40,971	72,303

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Canada—(Continued)
AirBoss of America Corp.	3,761	$44,343
AKITA Drilling, Ltd. - Class A	2,003	8,441
Alamos Gold, Inc. - Class A	124,119	707,147
Alaris Royalty Corp.	16,654	201,928
Alcanna, Inc.	12,660	88,018
Alexco Resource Corp. (c)	22,734	29,917
Algoma Central Corp.	4,410	49,714
Alio Gold, Inc. (c)	5,966	8,668
Altius Minerals Corp.	11,560	115,631
Altus Group, Ltd.	14,488	323,009
Americas Silver Corp. (c)	4,400	13,756
Amerigo Resources, Ltd. (c)	20,000	15,061
Andrew Peller, Ltd. - Class A	7,417	96,193
Aritzia, Inc. (c)	1,600	18,986
Asanko Gold, Inc. (c)	23,027	24,872
Athabasca Oil Corp. (c)	129,224	176,932
ATS Automation Tooling Systems, Inc. (c)	36,533	543,000
AutoCanada, Inc.	8,428	109,048
B2Gold Corp. (c)	223,949	580,889
Badger Daylighting, Ltd. (e)	11,862	285,756
Baytex Energy Corp. (c) (e)	74,505	247,660
Bellatrix Exploration, Ltd. (c)	12,053	12,102
Birchcliff Energy, Ltd.	64,952	238,138
Bird Construction, Inc.	18,612	102,783
Black Diamond Group, Ltd.	19,812	53,650
BlackPearl Resources, Inc. (c)	117,817	130,843
BMTC Group, Inc.	5,387	60,236
BNK Petroleum, Inc. (c)	17,500	7,055
Bonavista Energy Corp.	62,296	70,605
Bonterra Energy Corp. (e)	12,499	162,388
Boralex, Inc. - Class A	18,354	294,021
Brookfield Real Estate Services, Inc.	1,700	25,216
BSM Technologies, Inc. (c)	15,600	15,663
Calfrac Well Services, Ltd. (c)	35,593	151,074
Calian Group, Ltd.	2,846	67,651
Callidus Capital Corp.	4,100	16,997
Canaccord Genuity Group, Inc.	54,653	301,815
Canacol Energy, Ltd. (c)	37,461	121,389
Canadian Western Bank	32,028	844,156
Canfor Corp. (c)	17,141	412,537
Canfor Pulp Products, Inc.	15,297	293,455
CanWel Building Materials Group, Ltd.	19,304	101,024
Capital Power Corp.	41,208	790,840
Capstone Mining Corp. (c)	117,839	90,532
Cardinal Energy, Ltd. (e)	32,459	136,537
Cargojet, Inc.	1,200	58,574
Cascades, Inc.	35,836	320,838
Celestica, Inc. (c)	38,585	458,741
Celestica, Inc. (U.S. Listed Shares) (c)	223	2,647
Centerra Gold, Inc. (c)	62,285	346,330
Cervus Equipment Corp.	2,998	32,474
CES Energy Solutions Corp.	68,937	235,444
Chesswood Group, Ltd.	2,000	16,522
Chinook Energy, Inc. (c)	27,917	4,247
Cineplex, Inc. (e)	19,436	431,402
Clairvest Group, Inc.	200	7,188
Clearwater Seafoods, Inc. (e)	7,044	27,112

Canada—(Continued)
Cogeco Communications, Inc.	533	26,402
Cogeco, Inc.	2,309	102,080
Colliers International Group, Inc.	9,980	759,289
Computer Modelling Group, Ltd.	26,120	200,671
Conifex Timber, Inc. (c)	3,500	15,654
Continental Gold, Inc. (c)	41,400	119,352
Copper Mountain Mining Corp. (c) (e)	63,622	60,009
Corby Spirit and Wine, Ltd.	3,957	62,245
Corridor Resources, Inc. (c)	21,385	10,248
Corus Entertainment, Inc. - B Shares	31,990	120,694
Cott Corp.	44,379	735,233
Cott Corp. (U.S. Listed Shares)	2,000	33,100
Crew Energy, Inc. (c)	69,029	105,540
CRH Medical Corp. (c)	17,700	55,336
Delphi Energy Corp. (c) (e)	95,850	64,160
Denison Mines Corp. (c)	247,548	120,512
Descartes Systems Group, Inc. (The) (c)	21,986	716,282
Detour Gold Corp. (c)	21,700	195,104
DHX Media, Ltd. (e)	41,896	87,001
DIRTT Environmental Solutions (c)	12,000	58,510
Dorel Industries, Inc. - Class B	12,134	205,825
DREAM Unlimited Corp. - Class A (c)	7,822	57,892
Dundee Precious Metals, Inc. (c)	40,545	96,840
E-L Financial Corp., Ltd.	177	110,401
Echelon Financial Holdings, Inc. (c)	900	8,174
EcoSynthetix, Inc. (c)	800	1,016
Eldorado Gold Corp. (c)	112,292	113,603
Endeavour Silver Corp. (c) (e)	25,776	80,976
EnerCare, Inc.	31,725	433,892
Enerflex, Ltd.	29,289	315,024
Enerplus Corp.	53,164	670,490
Enghouse Systems, Ltd.	7,089	413,968
Ensign Energy Services, Inc.	51,526	230,067
Entertainment One, Ltd.	32,514	157,790
Epsilon Energy, Ltd. (c)	21,856	46,550
Equitable Group, Inc. (e)	3,909	177,097
Essential Energy Services Trust (c)	53,526	23,208
Evertz Technologies, Ltd.	9,149	111,209
Exchange Income Corp.	2,651	64,609
Exco Technologies, Ltd.	13,332	90,154
EXFO, Inc. (c)	85	292
Extendicare, Inc.	34,956	192,774
Fiera Capital Corp.	14,019	125,511
Firm Capital Mortgage Investment Corp.	9,574	95,984
First Majestic Silver Corp. (c)	37,960	289,612
First Mining Gold Corp. (c)	50,000	17,115
First National Financial Corp.	4,907	106,452
FirstService Corp.	10,880	827,514
Fission Uranium Corp. (c) (e)	114,725	58,469
Fortress Global Enterprises, Inc. (c)	7,338	18,978
Fortuna Silver Mines, Inc. (c)	60,121	342,072
Freehold Royalties, Ltd.	30,212	284,965
Gamehost, Inc.	4,952	44,900
GDI Integrated Facility Services, Inc. (c)	200	2,501
Gear Energy, Ltd. (c)	23,900	24,543
Genesis Land Development Corp.	14,348	41,800
Genworth MI Canada, Inc.	15,602	507,704

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Canada—(Continued)
Gibson Energy, Inc. (e)	29,744	$396,617
Glacier Media, Inc. (c)	9,600	5,185
Gluskin Sheff & Associates, Inc.	10,533	131,557
GMP Capital, Inc.	28,336	61,860
Goeasy, Ltd.	2,875	88,044
Gran Tierra Energy, Inc. (c)	109,213	377,986
Granite Oil Corp.	10,252	23,707
Great Canadian Gaming Corp. (c)	18,608	658,884
Great Panther Silver, Ltd. (c)	67,206	78,215
Guardian Capital Group, Ltd. - Class A	600	10,511
Guyana Goldfields, Inc. (c)	48,247	180,195
Hanfeng Evergreen, Inc. (a) (b) (c) (d)	12,100	0
Heroux-Devtek, Inc. (c)	14,606	168,541
High Liner Foods, Inc.	4,807	37,186
Home Capital Group, Inc. (c)	20,814	237,644
Horizon North Logistics, Inc.	39,412	78,845
HudBay Minerals, Inc.	103,103	574,864
Hudson’s Bay Co.	26,774	238,688
IAMGOLD Corp. (c)	152,782	890,207
IBI Group, Inc. (c)	3,700	19,757
Imperial Metals Corp. (c) (e)	18,151	25,128
Indigo Books & Music, Inc. (c)	1,986	25,681
Information Services Corp.	800	10,363
Innergex Renewable Energy, Inc.	40,708	427,625
InPlay Oil Corp. (c)	7,800	10,976
Interfor Corp. (c)	31,992	614,459
International Tower Hill Mines, Ltd. (c)	21,604	10,682
Intertape Polymer Group, Inc.	20,313	279,204
Invesque, Inc.	7,700	63,448
Iron Bridge Resources, Inc. (c) (e)	72,808	41,537
Just Energy Group, Inc.	50,690	182,764
K-Bro Linen, Inc.	2,319	66,096
Kelt Exploration, Ltd. (c)	58,951	400,435
Kinaxis, Inc. (c)	4,410	296,874
Kingsway Financial Services, Inc. (c)	8,765	23,935
Kirkland Lake Gold, Ltd.	38,641	818,290
Klondex Mines, Ltd. (c)	48,447	113,134
Knight Therapeutics, Inc. (c)	33,205	203,324
KP Tissue, Inc.	1,400	11,022
Labrador Iron Ore Royalty Corp. (e)	20,600	377,480
Largo Resources, Ltd. (c) (e)	28,200	37,324
Lassonde Industries, Inc. - Class A	100	21,298
Laurentian Bank of Canada	13,206	450,630
Leagold Mining Corp. (c)	9,400	18,519
Leon’s Furniture, Ltd.	9,639	132,416
Lightstream Resources, Ltd. (a) (b) (c) (d)	108,373	0
Lucara Diamond Corp.	110,136	176,767
Lundin Gold, Inc. (c)	8,300	28,916
Magellan Aerospace Corp.	5,794	70,781
Mainstreet Equity Corp. (c)	2,561	81,760
Major Drilling Group International, Inc. (c)	36,670	193,580
Mandalay Resources Corp. (c)	87,627	12,998
Manitok Energy, Inc. (a) (b) (c) (d)	122	0
Maple Leaf Foods, Inc.	5,928	149,885
Martinrea International, Inc.	32,289	346,309
Maxim Power Corp. (c)	2,800	5,431
Mediagrif Interactive Technologies, Inc.	4,176	39,071

Canada—(Continued)
Medical Facilities Corp.	12,861	136,666
MedReleaf Corp. (c)	11,678	239,751
MEG Energy Corp. (c)	66,854	557,350
Melcor Developments, Ltd.	3,120	35,694
Morguard Corp.	1,200	152,792
Morneau Shepell, Inc.	17,185	355,295
Mountain Province Diamonds, Inc. (c)	1,600	4,016
MTY Food Group, Inc.	5,780	221,457
Mullen Group, Ltd. (e)	37,792	445,288
Nautilus Minerals, Inc. (c)	134,471	19,946
Nevsun Resources, Ltd.	96,711	336,188
New Gold, Inc. (c)	118,248	246,453
Newalta Corp. (c) (e)	23,919	22,925
NFI Group, Inc.	11,736	437,785
Norbord, Inc.	5,118	210,458
North American Construction Group, Ltd.	14,743	86,912
North West Co., Inc. (The)	15,971	356,193
Northland Power, Inc.	26,880	501,553
NuVista Energy, Ltd. (c)	59,117	410,107
Obsidian Energy, Ltd. (c)	163,188	184,954
Osisko Gold Royalties, Ltd.	22,106	209,348
Painted Pony Energy, Ltd. (c)	38,738	67,183
Pan American Silver Corp.	49,527	886,449
Paramount Resources, Ltd. - Class A (c) (e)	19,290	218,483
Parex Resources, Inc. (c)	55,359	1,045,153
Park Lawn Corp.	2,500	46,305
Parkland Fuel Corp.	22,563	554,357
Pason Systems, Inc.	22,516	368,573
Pengrowth Energy Corp. (c) (e)	183,295	131,059
Petrus Resources, Ltd. (c)	1,290	991
PHX Energy Services Corp. (c)	12,350	20,010
Pizza Pizza Royalty Corp.	6,998	65,208
Points International, Ltd. (c)	5,320	87,813
Polaris Infrastructure, Inc.	2,500	26,775
Pollard Banknote, Ltd.	700	11,469
Polymet Mining Corp. (c)	38,355	37,636
Precision Drilling Corp. (c)	103,898	343,784
Premium Brands Holdings Corp.	7,079	609,979
Pulse Seismic, Inc.	15,720	32,046
Quarterhill, Inc.	58,061	64,480
Questerre Energy Corp. - Class A (c)	83,569	34,962
Raging River Exploration, Inc. (c)	67,363	292,069
RB Energy, Inc. (c) (d)	76,741	38
Recipe Unlimited Corp.	1,150	24,904
Reitmans Canada, Ltd. - Class A	20,566	64,139
Richelieu Hardware, Ltd.	17,390	362,575
Rocky Mountain Dealerships, Inc.	3,738	31,305
Rogers Sugar, Inc. (e)	35,106	141,530
Roxgold, Inc. (c)	29,900	25,473
Russel Metals, Inc.	24,422	499,159
Sabina Gold & Silver Corp. (c)	57,206	66,142
Sandstorm Gold, Ltd. (c)	54,162	243,485
Savaria Corp.	7,700	93,889
Secure Energy Services, Inc.	55,376	305,807
SEMAFO, Inc. (c)	123,983	359,316
ShawCor, Ltd.	20,891	405,536
Sienna Senior Living, Inc.	14,276	180,045

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Canada—(Continued)
Sierra Wireless, Inc. (c)	16,910	$270,503
Sleep Country Canada Holdings, Inc.	11,404	282,530
Solium Capital, Inc. (c)	8,517	74,568
Sprott Resource Holdings, Inc. (c)	112,715	9,431
Sprott, Inc.	60,427	139,732
SSR Mining, Inc. (c)	37,551	370,469
Stantec, Inc. (e)	17,392	447,285
Stars Group, Inc. (The) (c)	17,000	616,560
Stella-Jones, Inc.	10,990	400,343
STEP Energy Services, Ltd. (c)	4,800	40,090
Storm Resources, Ltd. (c)	5,500	13,053
Stornoway Diamond Corp. (c)	70,074	23,453
Strad Energy Services, Ltd. (c)	10,641	12,546
Street Capital Group, Inc. (c)	5,900	3,815
Stuart Olson, Inc.	11,157	65,347
SunOpta, Inc. (c) (e)	26,392	222,836
Superior Plus Corp.	44,558	430,786
Surge Energy, Inc.	85,275	154,379
Tamarack Valley Energy, Ltd. (c)	15,000	52,600
Taseko Mines, Ltd. (c)	108,786	115,849
Teranga Gold Corp. (c)	24,518	87,468
TFI International, Inc.	25,364	782,345
Theratechnologies, Inc. (c) (e)	11,600	111,884
Timbercreek Financial Corp.	3,349	23,284
TMX Group, Ltd.	7,727	506,532
TORC Oil & Gas, Ltd.	47,624	265,896
Torex Gold Resources, Inc. (c)	16,690	148,663
Toromont Industries, Ltd.	14,328	619,701
Torstar Corp. - Class B	21,453	21,214
Total Energy Services, Inc.	17,786	157,208
TransAlta Corp.	84,404	423,737
TransAlta Renewables, Inc.	28,608	270,706
Transcontinental, Inc. - Class A	26,130	606,815
TransGlobe Energy Corp. (c)	36,372	100,707
Trevali Mining Corp. (c)	90,600	62,024
Trican Well Service, Ltd. (c)	101,707	231,319
Tricon Capital Group, Inc.	38,994	327,162
Trinidad Drilling, Ltd. (c)	83,773	119,161
Trisura Group, Ltd. (c)	700	14,169
Uni-Select, Inc.	13,271	211,080
Valener, Inc.	16,303	250,749
Vecima Networks, Inc.	2,500	16,449
Vermilion Energy, Inc.	3,448	124,345
Wajax Corp.	7,885	149,345
Wesdome Gold Mines, Ltd. (c)	43,507	101,599
Western Energy Services Corp. (c) (e)	27,573	22,442
Western Forest Products, Inc.	145,247	296,095
WestJet Airlines, Ltd.	861	11,874
Westshore Terminals Investment Corp.	18,288	331,497
Whitecap Resources, Inc.	61,960	419,932
Winpak, Ltd.	8,852	296,267
Xtreme Drilling Corp. (c)	4,967	8,048
Yamana Gold, Inc.	78,062	227,420
Yangarra Resources, Ltd. (c)	24,087	101,504
Yellow Pages, Ltd. (c)	6,975	47,910
ZCL Composites, Inc.	9,681	63,698
Zenith Capital Corp. (a) (b) (c) (d)	12,830	790

		55,889,080

China—0.2%
APT Satellite Holdings, Ltd.	164,250	67,382
Asia Satellite Telecommunications Holdings, Ltd.	58,500	46,407
BeijingWest Industries International, Ltd. (c)	41,200	6,448
BOE Varitronix, Ltd.	137,000	46,634
Bund Center Investment, Ltd.	138,000	68,338
CGN Mining Co., Ltd.	145,000	8,214
China Chuanglian Education Financial Group, Ltd. (c)	336,000	3,512
China Display Optoelectronics Technology Holdings, Ltd.	136,000	11,684
China Gold International Resources Corp., Ltd. (c)	67,313	116,741
China Ludao Technology Co., Ltd. (c)	56,000	9,511
China Sunsine Chemical Holdings, Ltd.	35,000	39,692
Chong Hing Bank, Ltd.	16,000	30,981
CITIC Telecom International Holdings, Ltd.	467,000	122,643
FIH Mobile, Ltd. (c)	562,000	86,608
First Sponsor Group, Ltd.	9,490	8,638
Fountain SET Holdings, Ltd.	422,000	62,661
Goodbaby International Holdings, Ltd.	193,000	116,776
Guangnan Holdings, Ltd.	264,000	29,912
Guotai Junan International Holdings, Ltd.	617,600	133,360
Microport Scientific Corp.	56,000	67,322
Nanfang Communication Holdings, Ltd.	24,000	17,314
Neo-Neon Holdings, Ltd. (c)	322,500	34,515
New Sports Group, Ltd. (c)	221,500	25,632
Shenwan Hongyuan HK, Ltd.	172,500	45,870
Sino Grandness Food Industry Group, Ltd. (c)	199,272	29,965
SITC International Holdings Co., Ltd.	223,000	247,646

		1,484,406

Denmark—2.3%
ALK-Abello A/S (c)	1,708	285,164
Alm Brand A/S	28,684	281,674
Ambu A/S	47,740	1,608,541
Bang & Olufsen A/S (c)	10,209	221,593
Bavarian Nordic A/S (c) (e)	10,666	314,212
Brodrene Hartmann A/S	663	38,875
Columbus A/S	16,307	38,856
D/S Norden A/S (c)	6,460	114,469
DFDS A/S	11,185	713,704
FLSmidth & Co. A/S	15,133	905,016
GN Store Nord A/S	44,270	2,016,566
H+H International A/S - Class B (c)	4,578	72,228
Harboes Bryggeri A/S - Class B	1,454	19,504
IC Group A/S	3,209	80,547
ISS A/S	7,203	247,370
Jeudan A/S	410	63,317
Jyske Bank A/S	15,265	836,814
Matas A/S	2,350	19,068
Nilfisk Holding A/S (c)	6,820	332,548
NKT A/S (c) (e)	6,820	186,395
NNIT A/S	1,555	38,703
Parken Sport & Entertainment A/S	2,351	29,299
PER Aarsleff Holding A/S	8,472	299,340
Ringkjoebing Landbobank A/S	9,911	554,147
Rockwool International A/S - B Shares	2,187	853,184
Royal Unibrew A/S	15,546	1,238,631
RTX A/S	2,568	76,749

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Denmark—(Continued)
Santa Fe Group A/S (c)	7,121	$31,987
Scandinavian Tobacco Group A/S	1,236	18,654
Schouw & Co. A/S	5,566	491,196
SimCorp A/S	12,900	1,044,445
Solar A/S - B Shares	2,435	151,905
Spar Nord Bank A/S	32,428	346,949
Sydbank A/S	26,018	893,931
TK Development A/S (c) (e)	37,491	40,426
Topdanmark A/S	22,026	963,939
United International Enterprises	850	196,448
Vestjysk Bank A/S (c)	3,300	1,241
Zealand Pharma A/S (c)	5,580	73,407

		15,741,042

Finland—2.7%
Aktia Bank Oyj	9,111	87,207
Alma Media Oyj	22,695	174,569
Amer Sports Oyj (c)	47,651	1,501,558
Apetit Oyj	1,205	18,787
Aspo Oyj	8,414	90,117
Atria Oyj	2,604	31,609
BasWare Oyj (c)	3,525	148,073
Bittium Oyj (e)	5,254	30,489
Cargotec Oyj - B Shares	12,591	636,685
Caverion Oyj (c)	36,589	259,978
Citycon Oyj (e)	146,997	318,112
Cramo Oyj	9,503	220,783
Elisa Oyj	14,986	693,983
F-Secure Oyj	35,820	157,173
Ferratum Oyj	2,093	39,575
Finnair Oyj	24,728	267,080
Fiskars Oyj Abp	17,515	395,989
HKScan Oyj - A Shares	6,704	22,503
Huhtamaki Oyj (e)	34,101	1,259,025
Ilkka-Yhtyma Oyj	2,976	10,776
Kemira Oyj	41,153	546,944
Kesko Oyj - A Shares	933	53,051
Kesko Oyj - B Shares	24,862	1,520,552
Konecranes Oyj	16,662	686,428
Lassila & Tikanoja Oyj	12,398	238,003
Metsa Board Oyj	86,501	977,803
Metso Oyj	25,057	838,689
Nokian Renkaat Oyj	38,871	1,532,107
Olvi Oyj - A Shares	6,303	233,236
Oriola-KD Oyj - B Shares	53,692	191,406
Orion Oyj - Class A	8,256	243,108
Outokumpu Oyj	102,277	634,187
Outotec Oyj (c)	52,402	415,665
Ponsse Oyj	3,208	112,438
Poyry Oyj	14,295	100,724
Raisio Oyj - V Shares	55,399	235,057
Ramirent Oyj	31,090	329,948
Rapala VMC Oyj	8,902	35,391
Raute Oyj - A Shares	72	2,668
Sanoma Oyj	31,912	323,632
Stockmann Oyj Abp - B Shares (c)	11,956	55,921

Finland—(Continued)
Technopolis Oyj	66,184	297,715
Teleste Oyj	2,149	18,017
Tieto Oyj	21,736	702,557
Tikkurila Oyj	12,873	220,920
Tokmanni Group Corp.	2,649	21,954
Uponor Oyj	19,661	315,400
Vaisala Oyj - A Shares	6,772	170,724
Valmet Oyj	28,977	558,255
YIT Oyj (e)	51,511	306,603

		18,283,174

France—4.3%
ABC Arbitrage	10,025	83,223
Actia Group	4,338	36,520
Air France-KLM (c)	48,793	397,849
Akka Technologies S.A.	1,890	135,220
Albioma S.A.	13,155	296,645
Altamir Amboise	9,152	176,879
Alten S.A.	7,312	753,420
Altran Technologies S.A.	66,322	959,058
APRIL S.A.	8,341	122,230
Assystem	4,398	139,909
Aubay	1,785	74,583
Axway Software S.A.	2,132	48,294
Bastide le Confort Medical	590	34,012
Beneteau S.A.	15,076	282,264
Bigben Interactive (e)	3,463	49,993
Boiron S.A.	2,586	219,358
Bonduelle SCA	6,799	245,328
Bourbon S.A. (c) (e)	1,528	8,468
Burelle S.A.	117	174,203
Casino Guichard Perrachon S.A. (e)	6,523	252,825
Catering International Services	541	11,815
Cegedim S.A. (c)	2,643	103,671
Chargeurs S.A.	7,605	226,812
Cie des Alpes	3,241	111,112
Cie Plastic Omnium S.A.	11,953	504,405
Coface S.A.	11,856	131,679
Derichebourg S.A.	31,305	197,545
Devoteam S.A.	1,639	186,339
Edenred	51,980	1,640,448
Electricite de Strasbourg S.A.	160	22,974
Elior Group S.A.	20,121	289,795
Elis S.A.	7,311	167,456
Eramet	3,022	395,165
Esso S.A. Francaise (c)	1,341	75,444
Etablissements Maurel et Prom (c)	5,328	38,810
Europcar Groupe S.A.	14,331	149,107
Eutelsat Communications S.A.	19,120	395,977
Exel Industries - A Shares	618	69,272
Fleury Michon S.A.	461	26,382
Fnac Darty S.A. (c)	1,367	129,891
Fnac Darty S.A. (c)	5,410	517,270
Gaztransport Et Technigaz S.A.	5,461	334,605
GEA	165	19,452
Getlink SE	23,306	319,530

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

France—(Continued)
GL Events	3,794	$102,096
Groupe Crit	1,062	99,563
Groupe Gorge	1,266	21,049
Groupe Open	1,130	41,699
Guerbet	2,188	146,162
Haulotte Group S.A.	5,337	91,196
HERIGE SADCS	235	9,765
HiPay Group S.A. (c)	1,527	26,135
ID Logistics Group (c)	428	69,245
Imerys S.A.	6,716	541,102
Ingenico Group S.A.	12,615	1,132,147
Interparfums S.A.	1,334	56,136
IPSOS (e)	12,134	414,645
Jacquet Metal Service	7,099	225,492
Kaufman & Broad S.A.	3,556	167,621
Korian S.A.	21,040	710,058
Lagardere SCA	36,064	951,515
Lanson-BCC	15	564
Laurent-Perrier	1,367	153,266
Le Belier	299	20,338
Lectra	8,150	187,298
Linedata Services	855	35,109
LISI	8,732	330,553
LNA Sante S.A.	1,488	93,788
Maisons du Monde S.A.	4,328	159,294
Maisons France Confort S.A.	1,526	75,913
Manitou BF S.A.	3,893	146,289
Manutan International	589	50,870
Mersen S.A.	8,483	337,101
METabolic EXplorer S.A. (c)	6,035	15,701
Metropole Television S.A.	7,193	143,809
MGI Coutier	3,301	100,597
Mr. Bricolage	601	9,967
Naturex (c)	2,045	321,744
Neopost S.A.	12,528	336,842
Nexans S.A.	10,974	376,585
Nexity S.A.	12,502	789,484
NRJ Group	9,690	90,478
Oeneo S.A.	4,362	51,730
Onxeo S.A. (c) (e)	4,566	5,836
Onxeo S.A. (c) (e)	8,671	10,955
Orpea	3,443	459,120
Parrot S.A. (c)	2,647	17,399
Pierre & Vacances S.A. (c)	2,596	89,138
Plastivaloire	1,576	27,998
Rallye S.A. (e)	9,791	111,834
Recylex S.A. (c)	3,335	33,678
Rexel S.A.	65,431	940,185
Robertet S.A.	66	38,823
Rothschild & Co.	488	16,474
Rubis SCA	25,894	1,615,865
Samse S.A.	107	20,119
Sartorius Stedim Biotech	4,904	512,162
Savencia S.A.	2,303	201,676
Seche Environnement S.A.	1,555	53,755
Sequana S.A. (c)	10,224	5,502
Societe BIC S.A.	1,538	142,558

France—(Continued)
Societe des Bains de Mer et du Cercle des Etrangers a Monaco (c)	16	965
Societe Marseillaise du Tunnel Prado-Carenage S.A.	293	7,575
Societe pour l’Informatique Industrielle	713	22,792
Societe Television Francaise 1	21,284	224,249
SOITEC (c)	5,935	498,604
Solocal Group (c)	140,462	179,270
Somfy S.A.	2,203	204,463
Sopra Steria Group	5,161	1,051,458
SPIE S.A.	12,516	253,535
Ste Industrielle d’Aviation Latecoere S.A. (c)	26,469	141,453
STEF S.A.	1,145	137,922
Sword Group	2,775	114,954
Synergie S.A.	3,366	165,865
Tarkett S.A.	3,785	108,460
Technicolor S.A. (c) (e)	88,305	108,550
Tessi S.A. (c)	678	151,238
TFF Group	1,232	58,228
Thermador Groupe	2,162	144,902
Total Gabon	324	57,597
Touax S.A. (c)	1,706	18,478
Trigano S.A.	3,132	556,235
UBISOFT Entertainment S.A. (c)	1,718	187,971
Union Financiere de France BQE S.A.	1,257	40,328
Vallourec S.A. (c)	67,733	400,657
Valneva SE (c)	15,386	63,653
Vetoquinol S.A.	1,341	80,776
Vicat S.A.	5,373	352,415
VIEL & Cie S.A.	4,205	26,304
Vilmorin & Cie S.A.	2,414	162,334
Virbac S.A. (c)	1,270	173,243
Vranken-Pommery Monopole S.A.	958	25,614

		29,211,348

Georgia—0.0%
Bank of Georgia Group plc	7,105	176,753

Germany—5.9%
Aareal Bank AG	26,928	1,183,835
Adler Modemaerkte AG	2,828	11,816
ADLER Real Estate AG (c)	4,349	73,111
ADO Properties S.A.	4,598	250,277
ADVA Optical Networking SE (c)	13,833	98,856
AIXTRON SE (c)	21,680	279,325
Allgeier SE	2,942	94,775
Amadeus Fire AG	1,986	214,203
Aurubis AG	14,317	1,092,390
Basler AG	287	55,409
Bauer AG	4,696	103,684
BayWa AG	5,731	193,857
BayWa AG	305	11,003
Bechtle AG	10,952	844,952
Bertrandt AG	1,677	159,245
Bijou Brigitte AG	1,603	81,430
Bilfinger SE	10,033	510,115
Borussia Dortmund GmbH & Co. KGaA (Xetra Exchange)	26,420	165,782
CANCOM SE	6,787	693,038

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Germany—(Continued)
Carl Zeiss Meditec AG	7,610	$518,568
CECONOMY AG	18,151	150,892
CENIT AG	3,413	69,396
CENTROTEC Sustainable AG	1,930	29,738
Cewe Stiftung & Co. KGaA	2,303	212,803
Comdirect Bank AG	13,399	193,373
CompuGroup Medical SE	7,545	387,390
CropEnergies AG	9,235	54,406
CTS Eventim AG & Co. KGaA	14,485	710,582
Data Modul AG	138	10,505
DEAG Deutsche Entertainment AG (c)	3,066	12,763
Delticom AG	1,562	16,103
Deutsche Beteiligungs AG	2,815	111,717
Deutsche Euroshop AG	11,450	404,493
Deutsche Pfandbriefbank AG	23,307	326,664
Deutz AG	35,346	272,118
DIC Asset AG	13,867	155,563
DMG Mori AG	8,384	456,776
Dr. Hoenle AG	2,084	205,239
Draegerwerk AG & Co. KGaA	1,062	63,340
Duerr AG	15,350	712,947
Eckert & Ziegler AG	1,458	63,485
Elmos Semiconductor AG	5,394	142,266
ElringKlinger AG	11,206	143,695
Energiekontor AG	1,301	23,091
Euromicron AG (c)	2,048	16,091
Fielmann AG	2,862	198,005
First Sensor AG	1,526	32,724
Francotyp-Postalia Holding AG	3,300	12,740
Freenet AG	49,368	1,309,898
FUCHS Petrolub SE	843	39,810
Gerresheimer AG	9,821	796,556
Gerry Weber International AG (c)	9,842	63,060
Gesco AG	4,563	143,048
GFT Technologies SE	5,932	77,300
Grammer AG	5,154	358,681
Grand City Properties S.A.	11,674	303,066
GRENKE AG	3,342	381,073
H&R GmbH & Co. KGaA	4,195	49,935
Hamburger Hafen und Logistik AG	8,624	187,159
Heidelberger Druckmaschinen AG (c)	100,140	274,984
Hella GmbH & Co. KGaA	4,694	262,995
HolidayCheck Group AG (c)	4,890	17,975
Hornbach Baumarkt AG	1,543	47,656
Hugo Boss AG	14,220	1,289,627
Indus Holding AG	9,327	581,463
Isra Vision AG	7,065	433,703
Jenoptik AG	15,954	624,485
K&S AG	59,335	1,464,322
Kloeckner & Co. SE	34,891	367,719
Koenig & Bauer AG	4,373	315,905
Krones AG	5,091	657,812
KSB SE & Co. KGaA	82	33,564
KWS Saat SE	745	263,944
LANXESS AG	20,291	1,581,289
LEG Immobilien AG	14,527	1,578,334
Leifheit AG	1,890	47,550

Germany—(Continued)
Leoni AG	12,471	632,111
LPKF Laser & Electronics AG (c)	4,316	35,226
Manz AG (c)	1,272	52,217
Medigene AG (c)	3,423	46,248
MLP SE	20,985	130,626
Nemetschek SE	6,154	740,602
Nexus AG	3,634	116,737
Nordex SE (c)	23,261	236,315
Norma Group SE	10,781	739,271
OHB SE	2,315	75,468
OSRAM Licht AG	12,909	527,265
Paragon AG	357	21,022
Patrizia Immobilien AG	19,307	372,434
Pfeiffer Vacuum Technology AG	2,392	393,303
PNE Wind AG	24,548	65,158
Progress-Werk Oberkirch AG	822	38,224
PSI Software AG	2,118	39,600
Puma SE	549	320,553
PVA TePla AG (c)	3,358	66,478
QSC AG	26,632	43,591
R Stahl AG (c)	1,594	51,503
Rational AG	390	254,090
Rheinmetall AG	12,940	1,428,969
Rhoen Klinikum AG	15,358	447,767
RIB Software SE	8,127	188,762
Rocket Internet SE (c)	8,160	261,759
SAF-Holland S.A.	22,056	331,516
Salzgitter AG	12,083	526,455
Schaltbau Holding AG (c)	2,824	83,356
Scout24 AG	1,493	79,226
SHW AG	2,013	82,207
Siltronic AG	4,744	678,289
Sixt SE	4,968	555,359
SMA Solar Technology AG	3,992	165,241
SMT Scharf AG (c)	831	14,794
Softing AG	1,971	17,596
Software AG	18,372	855,746
Stabilus S.A.	4,114	370,174
STRATEC Biomedical AG	364	28,386
Stroeer SE & Co. KGaA	8,451	511,296
Suedzucker AG	26,310	419,068
Surteco SE	1,501	44,051
Suss Microtec AG (c)	6,216	92,987
TAG Immobilien AG	39,448	867,830
Takkt AG	11,656	213,407
Technotrans AG	2,427	105,397
Tele Columbus AG (c)	1,323	9,190
TLG Immobilien AG	12,331	328,821
Tom Tailor Holding SE (c)	8,518	69,928
Traffic Systems SE	1,794	35,939
VERBIO Vereinigte BioEnergie AG	4,145	25,942
Vossloh AG	4,712	229,359
VTG AG	4,846	274,004
Wacker Neuson SE	10,071	255,208
Washtec AG	3,431	303,266
Wuestenrot & Wuerttembergische AG	515	10,566
XING SE	988	318,486

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Germany—(Continued)
Zeal Network SE	1,934	$60,111

		40,665,989

Ghana—0.2%
Tullow Oil plc (c)	457,293	1,471,823

Greenland—0.0%
Gronlandsbanken A/S	17	1,604

Guernsey, Channel Islands—0.0%
Raven Russia, Ltd. (c)	72,992	42,775

Hong Kong—2.9%
Agritrade Resources, Ltd.	630,000	119,518
Alco Holdings, Ltd.	136,000	22,631
Allan International Holdings	20,000	5,251
Allied Group, Ltd.	22,000	137,402
Allied Properties HK, Ltd.	944,024	202,619
APAC Resources, Ltd.	47,217	7,327
Applied Development Holdings, Ltd. (c)	390,000	32,799
Arts Optical International Holdings, Ltd.	16,000	4,201
Asia Financial Holdings, Ltd.	254,000	165,510
Asia Standard International Group, Ltd.	296,000	67,512
Associated International Hotels, Ltd.	14,000	43,183
Auto Italia Holdings (c)	175,000	1,807
Ban Loong Holdings, Ltd. (c)	438,000	10,822
Bel Global Resources Holdings, Ltd. (a) (b) (c) (d)	520,000	0
Best Food Holding Co., Ltd. (c)	112,000	19,395
Bison Finance Group, Ltd. (c)	74,000	12,168
Bonjour Holdings, Ltd. (c)	615,000	29,745
Bossini International Holdings, Ltd.	302,000	13,450
Bright Smart Securities & Commodities Group, Ltd.	176,000	51,180
Brightoil Petroleum Holdings, Ltd. (a) (b) (c) (d)	664,000	47,606
Brockman Mining, Ltd. (c)	2,516,770	58,834
Burwill Holdings, Ltd. (c)	1,566,000	61,622
Cafe de Coral Holdings, Ltd.	116,000	280,197
Camsing International Holding, Ltd. (c)	94,000	83,725
Cash Financial Services Group, Ltd. (c)	288,000	5,111
Century City International Holdings, Ltd.	616,000	57,163
Chen Hsong Holdings	150,000	38,238
Cheuk Nang Holdings, Ltd.	95,574	54,305
Chevalier International Holdings, Ltd.	75,139	113,969
China Baoli Technologies Holdings, Ltd. (c)	2,850,000	30,514
China Energy Development Holdings, Ltd. (c)	3,670,000	36,426
China Flavors & Fragrances Co., Ltd.	71,446	22,238
China Goldjoy Group, Ltd.	1,184,000	64,710
China LNG Group, Ltd. (c)	184,000	26,403
China Medical & HealthCare Group, Ltd. (c)	400,000	12,591
China Motor Bus Co., Ltd.	1,200	14,822
China Soft Power Technology Holdings, Ltd. (c)	48,435	555
China Solar Energy Holdings, Ltd. (a) (b) (c) (d)	162,000	697
China Star Entertainment, Ltd. (c)	126,000	4,492
China Strategic Holdings, Ltd. (c)	3,402,500	36,346
China Ting Group Holdings, Ltd.	318,550	14,790
China Tonghai International Financial, Ltd. (c)	180,000	19,254
Chinese Estates Holdings, Ltd.	68,000	88,367

Hong Kong—(Continued)
Chinney Investment, Ltd.	8,000	3,229
Chow Sang Sang Holdings International, Ltd.	119,000	227,454
Chuang’s China Investments, Ltd.	511,500	35,268
Chuang’s Consortium International, Ltd.	382,357	82,095
CK Life Sciences International Holdings, Inc.	1,594,000	109,568
CNT Group, Ltd.	246,000	11,601
Common Splendor International Health Industry Group, Ltd. (c)	342,000	33,081
Continental Holdings, Ltd. (c)	220,000	2,957
Convoy Global Holdings, Ltd. (a) (b) (c) (d)	1,314,000	20,986
Cowell e Holdings, Inc.	120,000	25,684
CP Lotus Corp. (c)	1,750,000	24,536
Crocodile Garments (c)	216,000	21,733
Cross-Harbour Holdings, Ltd. (The)	119,000	198,718
CSI Properties, Ltd.	2,574,023	150,554
CST Group, Ltd. (c)	8,984,000	40,021
Dah Sing Banking Group, Ltd.	172,671	361,247
Dah Sing Financial Holdings, Ltd.	66,260	385,918
Dan Form Holdings Co., Ltd.	36,000	14,584
Dickson Concepts International, Ltd.	131,000	62,351
Digital Domain Holdings, Ltd. (c)	1,500,000	23,200
DMX Technologies Group, Ltd. (a) (b) (c) (d)	186,000	2,785
Dynamic Holdings, Ltd.	20,000	19,253
Eagle Nice International Holdings, Ltd.	120,000	58,639
EcoGreen International Group, Ltd.	118,800	25,641
eForce Holdings, Ltd. (c)	128,000	3,291
Emperor Capital Group, Ltd.	540,000	34,265
Emperor Entertainment Hotel, Ltd.	235,000	50,898
Emperor International Holdings, Ltd.	529,250	153,737
Emperor Watch & Jewellery, Ltd.	1,520,000	92,612
Enerchina Holdings, Ltd.	705,000	40,859
ENM Holdings, Ltd. (c)	556,000	70,921
Esprit Holdings, Ltd. (c) (e)	833,950	258,487
eSun Holdings, Ltd. (c)	400,000	63,334
Fairwood Holdings, Ltd.	26,500	101,237
Far East Consortium International, Ltd.	535,269	317,852
Far East Holdings International, Ltd. (c)	150,000	11,022
First Pacific Co., Ltd.	188,000	90,568
Freeman FinTech Corp., Ltd. (c)	1,800,000	20,072
Future Bright Holdings, Ltd.	156,000	21,467
Future World Financial Holdings, Ltd. (c)	12,575	205
G-Resources Group, Ltd. (c)	10,474,800	118,601
GCL New Energy Holdings, Ltd. (c)	1,206,000	49,115
Get Nice Financial Group, Ltd.	64,350	8,457
Get Nice Holdings, Ltd.	2,574,000	91,650
Giordano International, Ltd.	482,000	302,439
Global Brands Group Holding, Ltd. (c)	1,260,000	75,397
Glorious Sun Enterprises, Ltd.	393,000	40,939
Gold Peak Industries Holdings, Ltd. (a) (b)	277,714	31,504
Gold-Finance Holdings, Ltd. (c)	136,000	46,092
Golden Resources Development International, Ltd.	370,000	21,174
Good Resources Holdings, Ltd. (c)	420,000	11,045
GR Properties, Ltd. (c)	150,000	15,885
Great Eagle Holdings, Ltd.	44,571	217,372
Greentech Technology International, Ltd. (c)	360,000	4,815
Group Sense International, Ltd. (c)	500,000	32,422
Haitong International Securities Group, Ltd.	498,448	227,103
Hang Lung Group, Ltd.	36,000	100,762

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Hong Kong—(Continued)
Hanison Construction Holdings, Ltd.	148,009	$27,153
Hao Tian Development Group, Ltd. (c)	1,001,000	34,473
Harbour Centre Development, Ltd.	88,000	171,675
HKBN, Ltd.	203,500	312,655
HKR International, Ltd.	332,800	203,817
Hon Kwok Land Investment Co., Ltd.	140,000	78,050
Hong Kong Aircraft Engineering Co., Ltd.	8,800	76,549
Hong Kong Ferry Holdings Co., Ltd.	22,000	24,620
Hong Kong International Construction Investment Management Group Co., Ltd.	98,000	23,575
Hong Kong Television Network, Ltd. (c)	165,000	61,290
Hongkong & Shanghai Hotels (The)	109,500	156,211
Hongkong Chinese, Ltd.	866,000	145,680
Hopewell Holdings, Ltd.	81,500	279,282
Hsin Chong Group Holdings, Ltd. (a) (b) (c) (d)	918,000	7,676
Huarong Investment Stock Corp., Ltd. (c)	175,000	9,917
Hung Hing Printing Group, Ltd.	252,000	55,865
Hutchison Telecommunications Hong Kong Holdings, Ltd.	526,000	185,621
Imagi International Holdings, Ltd. (c)	90,112	10,470
International Housewares Retail Co., Ltd.	57,000	12,399
IPE Group, Ltd.	285,000	48,316
IRC, Ltd. (c)	760,000	12,965
IT, Ltd.	220,000	156,744
ITC Properties Group, Ltd.	163,857	54,054
Jacobson Pharma Corp., Ltd.	44,000	10,349
Johnson Electric Holdings, Ltd.	106,875	310,914
Kader Holdings Co., Ltd.	224,000	38,193
Kam Hing International Holdings, Ltd.	196,000	18,473
Karrie International Holdings, Ltd.	140,000	20,491
Keck Seng Investments	72,000	59,723
Kerry Logistics Network, Ltd.	107,000	149,093
Kin Yat Holdings, Ltd.	46,000	15,012
Kingmaker Footwear Holdings, Ltd.	102,000	25,844
Kingston Financial Group, Ltd.	162,000	45,913
Kowloon Development Co., Ltd.	159,000	178,657
Kwan On Holdings, Ltd. (c)	50,000	5,541
Lai Sun Development Co., Ltd.	109,413	182,101
Lai Sun Garment International, Ltd.	99,760	149,670
Lam Soon Hong Kong, Ltd.	15,000	27,938
Landing International Development, Ltd. (c)	6,720,000	102,595
Landsea Green Group Co., Ltd. (c)	268,000	33,115
Lifestyle International Holdings, Ltd.	181,500	383,348
Lippo China Resources, Ltd.	2,106,000	55,417
Lippo, Ltd.	122,000	58,678
Liu Chong Hing Investment, Ltd.	86,000	135,747
Luk Fook Holdings International, Ltd.	135,000	557,466
Luks Group Vietnam Holdings Co., Ltd.	68,000	20,359
Lung Kee Bermuda Holdings	90,000	45,762
Magnificent Hotel Investment, Ltd.	1,310,000	32,555
Man Sang International, Ltd. (c)	150,000	8,521
Man Wah Holdings, Ltd. (e)	382,400	299,612
Mandarin Oriental International, Ltd.	21,200	49,339
Mason Group Holdings, Ltd. (c)	5,445,000	90,829
Matrix Holdings, Ltd.	36,000	10,324
Midland Holdings, Ltd.	246,000	66,539
Midland IC&I, Ltd. (c)	151,000	6,255
Ming Fai International Holdings, Ltd.	145,000	19,733

Hong Kong—(Continued)
Miramar Hotel & Investment	19,000	35,767
Mongolian Mining Corp. (c)	661,000	10,732
Nameson Holdings, Ltd.	130,000	19,500
National Electronic Holdings, Ltd.	182,600	26,977
New Century Group Hong Kong, Ltd. (c)	912,000	15,458
New Times Energy Corp., Ltd. (c)	459,450	8,789
Newocean Energy Holdings, Ltd. (c)	398,000	80,991
Next Digital, Ltd. (c)	414,000	11,122
Noble Century Investment Holdings, Ltd. (c)	240,000	20,353
OP Financial, Ltd.	208,000	82,512
Orange Sky Golden Harvest Entertainment Holdings, Ltd.	375,882	22,950
Orient Overseas International, Ltd.	45,000	438,005
Oriental Watch Holdings	215,600	69,182
Pacific Andes International Holdings, Ltd. (a) (b) (c) (d)	1,819,984	6,356
Pacific Basin Shipping, Ltd. (c)	1,138,000	310,908
Pacific Textiles Holdings, Ltd.	240,000	203,732
Paliburg Holdings, Ltd.	208,000	88,569
Paradise Entertainment, Ltd. (c)	168,000	19,413
PC Partner Group, Ltd.	24,000	19,172
Pearl Oriental Oil, Ltd. (c)	404,000	6,395
Perfect Shape Beauty Technology, Ltd.	108,000	21,868
Pico Far East Holdings, Ltd.	318,000	128,726
Playmates Holdings, Ltd.	460,000	62,576
Playmates Toys, Ltd.	236,000	24,252
Polytec Asset Holdings, Ltd.	565,000	47,476
Public Financial Holdings, Ltd.	166,000	70,848
PYI Corp., Ltd. (c)	2,140,366	40,346
Realord Group Holdings, Ltd. (c)	116,000	69,472
Regal Hotels International Holdings, Ltd.	126,000	78,239
Regina Miracle International Holdings, Ltd.	22,000	17,096
Sa Sa International Holdings, Ltd.	261,776	165,905
SAS Dragon Holdings, Ltd.	140,000	46,358
SEA Holdings, Ltd.	103,896	144,496
Shun Ho Property Investments, Ltd.	21,615	7,675
Shun Tak Holdings, Ltd.	659,500	269,621
Silver Base Group Holdings, Ltd. (c)	474,000	34,442
Sincere Watch Hong Kong, Ltd. (c)	250,000	3,563
Sing Tao News Corp., Ltd.	276,000	34,108
Singamas Container Holdings, Ltd.	724,000	101,042
SIS International Holdings	16,000	8,871
Sitoy Group Holdings, Ltd.	111,000	24,449
SmarTone Telecommunications Holdings, Ltd.	142,388	146,830
SOCAM Development, Ltd. (c)	179,876	50,390
Solartech International Holdings, Ltd. (c)	660,000	105,729
Solomon Systech International, Ltd. (c)	920,000	38,067
Soundwill Holdings, Ltd.	41,500	68,375
South China Holdings Co., Ltd. (c)	1,240,000	38,248
Stella International Holdings, Ltd.	161,500	199,010
Stelux Holdings International, Ltd.	260,500	13,089
Styland Holdings, Ltd.	460,000	5,865
Success Universe Group, Ltd. (c)	240,000	9,130
Summit Ascent Holdings, Ltd. (c)	126,000	12,007
Sun Hing Vision Group Holdings, Ltd.	42,000	17,005
Sun Hung Kai & Co., Ltd.	270,440	151,669
SUNeVision Holdings, Ltd.	24,000	14,157
Sunwah Kingsway Capital Holdings, Ltd.	387,500	4,735
Synergy Group Holdings International, Ltd. (c)	112,000	24,791

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Hong Kong—(Continued)
TAI Cheung Holdings, Ltd.	206,000	$232,981
Talent Property Group, Ltd. (c)	420,000	5,834
Tan Chong International, Ltd.	63,000	22,484
Tao Heung Holdings, Ltd.	204,000	34,609
Television Broadcasts, Ltd.	123,500	390,919
Texwinca Holdings, Ltd.	300,000	127,835
TK Group Holdings, Ltd.	62,000	52,958
Tom Group, Ltd. (c)	118,000	31,548
Town Health International Medical Group, Ltd. (a) (b) (d)	230,000	7,587
Tradelink Electronic Commerce, Ltd.	256,000	40,077
Transport International Holdings, Ltd.	99,764	286,086
Trinity, Ltd. (c)	466,000	50,899
TSC Group Holdings, Ltd. (c)	216,000	15,890
Tsui Wah Holdings, Ltd.	136,000	17,125
Union Medical Healthcare, Ltd.	32,000	22,008
United Laboratories International Holdings, Ltd. (The)	241,000	248,930
Universal Technologies Holdings, Ltd. (c)	120,000	4,287
Up Energy Development Group, Ltd. (a) (b) (c) (d)	92,000	284
Upbest Group, Ltd.	16,000	2,069
Value Convergence Holdings, Ltd. (c)	204,000	34,559
Value Partners Group, Ltd.	206,000	162,485
Valuetronics Holdings, Ltd.	89,790	43,666
Vedan International Holdings, Ltd.	296,000	28,662
Victory City International Holdings, Ltd. (c)	839,449	14,131
Vitasoy International Holdings, Ltd.	236,000	753,914
VPower Group International Holdings, Ltd.	78,000	31,988
VS International Group, Ltd. (c)	200,000	4,028
VSTECS Holdings, Ltd.	307,200	152,789
VTech Holdings, Ltd.	30,800	354,564
Wai Kee Holdings, Ltd.	54,000	27,360
We Solutions, Ltd. (c)	268,000	40,050
Win Hanverky Holdings, Ltd.	332,000	28,722
Winfull Group Holdings, Ltd. (c)	528,000	9,542
Wing On Co. International, Ltd.	46,000	167,686
Wing Tai Properties, Ltd.	232,000	195,656
Wonderful Sky Financial Group Holdings, Ltd.	44,000	6,670
Yat Sing Holdings, Ltd. (c)	410,000	14,851
Yeebo International Holdings, Ltd.	158,000	36,382
YGM Trading, Ltd.	46,000	36,914
Yugang International, Ltd.	1,466,000	40,097
Yunfeng Financial Group, Ltd. (c)	82,000	49,934

		19,775,829

India—0.0%
Vedanta Resources plc	15,940	135,322

Ireland—0.6%
C&C Group plc	95,793	363,516
FBD Holdings plc	10,350	127,731
Glanbia plc	33,226	615,579
Greencore Group plc	314,156	768,932
Hostelworld Group plc	2,650	11,051
IFG Group plc	44,002	77,204
Independent News & Media plc (c)	35,056	4,020
Irish Continental Group plc	22,664	134,062
Kingspan Group plc	16,938	846,906

Ireland—(Continued)
Smurfit Kappa Group plc	13,745	553,066
Tarsus Group plc	6,119	23,018
UDG Healthcare plc	22,358	243,499

		3,768,584

Isle of Man—0.0%
Hansard Global plc	2,566	2,048

Israel—0.9%
ADO Group, Ltd. (c)	3,904	78,293
Afcon Holdings, Ltd.	240	9,523
Africa Israel Properties, Ltd. (c)	4,653	105,691
Africa Israel Residences, Ltd.	880	15,398
Airport City, Ltd. (c)	30,492	338,576
Allot Communications, Ltd. (c)	10,216	54,118
Alony Hetz Properties & Investments, Ltd.	4,664	42,937
Alrov Properties and Lodgings, Ltd.	3,141	98,508
Amot Investments, Ltd.	25,066	125,825
Arad, Ltd.	1,152	10,938
Arko Holdings, Ltd. (c)	71,123	38,944
Ashtrom Group, Ltd.	3,487	12,410
Ashtrom Properties, Ltd.	8,909	39,120
AudioCodes, Ltd. (c)	5,709	44,192
Avgol Industries 1953, Ltd.	9,099	9,410
Azorim-Investment Development & Construction Co., Ltd. (c)	23,712	21,743
Bayside Land Corp.	205	88,236
Big Shopping Centers, Ltd.	1,031	69,816
BioLine RX, Ltd. (c)	2,565	2,264
Blue Square Real Estate, Ltd.	767	26,405
Camtek, Ltd.	2,064	15,306
Cellcom Israel, Ltd. (c)	13,058	74,534
Ceragon Networks, Ltd. (c)	14,799	52,832
Clal Biotechnology Industries, Ltd. (c)	17,579	15,934
Clal Insurance Enterprises Holdings, Ltd. (c)	7,114	99,336
Cohen Development & Industrial Buildings, Ltd.	305	5,836
Compugen, Ltd. (c)	14,846	48,977
Danel Adir Yeoshua, Ltd.	721	31,980
Delek Automotive Systems, Ltd.	10,535	57,829
Delta-Galil Industries, Ltd.	4,030	117,033
Direct Insurance Financial Investments, Ltd.	4,805	53,467
El Al Israel Airlines	77,291	16,486
Electra Consumer Products 1970, Ltd.	1,236	14,399
Electra, Ltd.	652	162,262
Elron Electronic Industries, Ltd. (c)	7,585	31,316
Energix-Renewable Energies, Ltd. (c)	36,656	38,314
Enlight Renewable Energy, Ltd. (c)	95,911	48,913
Evogene, Ltd. (c)	5,090	14,415
First International Bank of Israel, Ltd.	8,900	186,244
FMS Enterprises Migun, Ltd.	910	24,629
Formula Systems 1985, Ltd.	2,591	94,097
Fox Wizel, Ltd.	2,272	46,969
Gilat Satellite Networks, Ltd. (c)	7,707	71,499
Hadera Paper, Ltd.	1,104	79,942
Hamlet Israel-Canada, Ltd.	1,610	41,443
Harel Insurance Investments & Financial Services, Ltd.	43,597	327,161
Hilan, Ltd.	2,993	65,729

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Israel—(Continued)
IDI Insurance Co., Ltd.	986	$59,139
Industrial Buildings Corp., Ltd. (c)	39,465	50,271
Inrom Construction Industries, Ltd.	7,350	27,544
Israel Canada T.R., Ltd.	12,271	11,762
Israel Discount Bank, Ltd. - Class A	18,106	52,956
Israel Land Development Co., Ltd. (The) (c)	3,950	37,266
Issta Lines, Ltd.	550	10,126
Jerusalem Oil Exploration (c)	4,199	213,492
Kamada, Ltd. (c)	11,729	60,500
Kerur Holdings, Ltd.	931	24,329
Klil Industries, Ltd.	175	15,270
Maabarot Products, Ltd.	3,435	36,175
Magic Software Enterprises, Ltd.	9,462	78,163
Matrix IT, Ltd.	10,787	115,029
Maytronics, Ltd.	10,248	55,105
Mazor Robotics, Ltd. (c)	11,491	318,739
Mega Or Holdings, Ltd.	3,085	34,632
Meitav Dash Investments, Ltd.	5,193	15,262
Melisron, Ltd.	4,351	180,572
Menora Mivtachim Holdings, Ltd.	11,310	121,708
Migdal Insurance & Financial Holding, Ltd. (c)	55,471	48,025
Mivtach Shamir Holdings, Ltd.	1,401	25,697
Naphtha Israel Petroleum Corp., Ltd.	14,775	86,593
Nawi Brothers, Ltd.	4,888	24,566
Neto ME Holdings, Ltd.	788	63,931
Nova Measuring Instruments, Ltd. (c)	8,789	241,658
NR Spuntech Industries, Ltd. (c)	3,848	12,420
Oil Refineries, Ltd.	418,554	176,374
One Software Technologies, Ltd.	555	20,385
Partner Communications Co., Ltd. (c)	21,648	81,143
Paz Oil Co., Ltd.	1,481	194,681
Perion Network, Ltd. (c)	3,246	3,793
Phoenix Holdings, Ltd. (The)	20,176	105,639
Plasson Industries, Ltd.	1,729	73,529
Rami Levi Chain Stores Hashikma Marketing, Ltd.	1,803	87,620
Redhill Biopharma, Ltd. (c)	14,917	11,868
Scope Metals Group, Ltd.	1,419	38,288
Shapir Engineering & Industry, Ltd.	13,184	38,487
Shikun & Binui, Ltd.	73,332	129,775
Shufersal, Ltd.	23,137	141,975
SodaStream International, Ltd. (c)	100	8,406
Space Communication, Ltd. (c)	2,951	9,872
Strauss Group, Ltd.	1,727	34,769
Summit Real Estate Holdings, Ltd.	4,127	35,058
Suny Cellular Communication, Ltd. (c)	16,495	9,044
Tadiran Holdings, Ltd.	568	13,835
Union Bank of Israel (c)	7,545	32,554

		6,337,254

Italy—4.4%
A2A S.p.A.	481,411	834,587
ACEA S.p.A.	23,394	347,424
Aeffe S.p.A. (c)	11,359	34,131
Amplifon S.p.A.	30,504	631,389
Anima Holding S.p.A.	58,335	312,263
Ansaldo STS S.p.A. (c)	25,429	363,973

Italy—(Continued)
Arnoldo Mondadori Editore S.p.A. (c)	63,913	97,229
Ascopiave S.p.A.	28,294	98,791
Astaldi S.p.A. (e)	20,559	48,047
Autogrill S.p.A.	41,121	509,824
Avio S.p.A.	2,974	50,417
Azimut Holding S.p.A.	39,680	612,729
B&C Speakers S.p.A.	1,431	21,494
Banca Carige S.p.A. (c)	156,432	1,495
Banca Farmafactoring S.p.A.	3,350	19,613
Banca Finnat Euramerica S.p.A.	50,851	21,881
Banca Generali S.p.A.	18,858	468,473
Banca IFIS S.p.A.	7,714	231,942
Banca Mediolanum S.p.A.	51,915	351,088
Banca Popolare dell’Emilia Romagna SC (e)	202,667	1,110,159
Banca Popolare di Sondrio Scarl	173,614	697,409
Banca Profilo S.p.A.	117,883	27,196
Banca Sistema S.p.A.	9,271	21,908
Banco BPM S.p.A. (c)	390,373	1,139,828
Banco di Desio e della Brianza S.p.A.	20,306	50,639
BasicNet S.p.A.	13,493	59,485
BE	9,564	10,019
Biesse S.p.A.	6,021	234,957
Brembo S.p.A.	45,165	610,627
Brunello Cucinelli S.p.A.	8,151	363,703
Buzzi Unicem S.p.A.	27,815	681,020
Cairo Communication S.p.A.	24,474	97,665
Caltagirone Editore S.p.A. (c)	6,273	9,443
Cembre S.p.A.	875	26,983
Cementir Holding S.p.A.	21,979	173,686
Cerved Information Solutions S.p.A.	44,102	472,651
CIR-Compagnie Industriali Riunite S.p.A.	157,057	192,132
Credito Emiliano S.p.A.	35,381	261,831
Credito Valtellinese S.p.A. (c)	2,927,424	329,086
d’Amico International Shipping S.A. (c)	60,320	12,615
Danieli & C Officine Meccaniche S.p.A.	4,846	120,174
Datalogic S.p.A.	8,028	296,214
De’Longhi S.p.A.	16,896	478,150
DeA Capital S.p.A.	18,071	27,009
DiaSorin S.p.A.	6,863	782,312
Digital Bros S.p.A.	1,166	12,578
Ei Towers S.p.A.	7,035	388,594
El.En. S.p.A.	2,505	81,642
Emak S.p.A.	8,807	12,522
Enav S.p.A.	30,037	150,295
ERG S.p.A.	21,603	470,742
Esprinet S.p.A.	14,507	65,670
Eurotech S.p.A. (c)	13,076	44,797
Falck Renewables S.p.A.	34,815	83,882
Fila S.p.A.	1,813	37,074
Fincantieri S.p.A. (c)	93,136	126,839
FinecoBank Banca Fineco S.p.A.	78,350	882,091
FNM S.p.A.	55,327	38,375
Geox S.p.A. (e)	34,378	96,887
Gruppo Editoriale L’Espresso S.p.A. (c)	52,528	20,012
Gruppo MutuiOnline S.p.A.	5,404	89,854
Hera S.p.A.	231,619	721,706
IMMSI S.p.A. (c)	100,436	55,721

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Italy—(Continued)
Industria Macchine Automatiche S.p.A.	5,461	$474,257
Infrastrutture Wireless Italiane S.p.A.	27,392	210,725
Intek Group S.p.A. (c)	80,757	33,447
Interpump Group S.p.A.	22,700	705,468
Iren S.p.A.	231,134	589,702
Italgas S.p.A.	95,428	525,629
Italmobiliare S.p.A.	3,185	78,117
Juventus Football Club S.p.A. (c) (e)	147,435	113,724
La Doria S.p.A.	3,877	47,863
Leonardo S.p.A.	46,426	458,403
Maire Tecnimont S.p.A.	35,567	159,382
MARR S.p.A.	13,428	353,496
Mediaset S.p.A. (c) (e)	192,042	613,784
Moncler S.p.A.	27,092	1,232,370
Nice S.p.A.	9,890	37,627
Openjobmetis S.p.A. agenzia per il lavoro (c)	1,209	13,579
OVS S.p.A.	23,352	76,091
Parmalat S.p.A.	10,144	34,238
Piaggio & C S.p.A.	71,430	179,209
Prima Industrie S.p.A.	1,853	79,431
Prysmian S.p.A.	29,824	741,040
RAI Way S.p.A.	12,094	56,631
Reno de Medici S.p.A.	46,743	52,291
Reply S.p.A.	6,572	445,827
Retelit S.p.A.	36,769	69,450
Rizzoli Corriere Della Sera Mediagroup S.p.A. (c)	19,560	24,669
Sabaf S.p.A.	3,059	61,183
SAES Getters S.p.A.	1,416	36,138
Safilo Group S.p.A. (c)	12,212	64,005
Saipem S.p.A. (c)	154,136	709,136
Salini Impregilo S.p.A. (e)	70,140	182,656
Salvatore Ferragamo S.p.A.	16,352	398,619
Saras S.p.A.	134,526	325,883
Servizi Italia S.p.A.	1,701	9,134
Sesa S.p.A.	1,672	54,860
Snaitech S.p.A. (c)	21,135	54,131
Societa Cattolica di Assicurazioni SC	61,974	515,900
Societa Iniziative Autostradali e Servizi S.p.A.	25,981	390,608
Sogefi S.p.A. (c)	24,822	74,762
SOL S.p.A.	11,001	134,657
Tamburi Investment Partners S.p.A.	24,357	167,655
Technogym S.p.A.	13,407	158,525
Tecnoinvestimenti S.p.A.	462	2,982
Tiscali S.p.A. (c)	802,477	21,107
Tod’s S.p.A.	3,954	246,066
Trevi Finanziaria Industriale S.p.A. (c)	31,414	10,981
Uni Land S.p.A. (a) (b) (c) (d)	4,937	0
Unieuro S.p.A.	902	11,956
Unione di Banche Italiane S.p.A. (e)	325,151	1,245,412
Unipol Gruppo Finanziario S.p.A.	126,457	487,096
UnipolSai Assicurazioni S.p.A. (e)	127,672	281,599
Vittoria Assicurazioni S.p.A.	11,087	180,498
Zignago Vetro S.p.A.	11,476	106,914

		30,061,885

Japan—25.2%
77 Bank, Ltd. (The)	12,800	278,965
A&A Material Corp.	1,200	12,891
A&D Co., Ltd.	3,000	27,716
A/S One Corp.	3,500	242,807
Abist Co., Ltd.	600	26,211
Achilles Corp.	6,500	127,697
Adastria Co., Ltd. (e)	9,240	116,986
ADEKA Corp.	34,600	553,403
Adtec Plasma Technology Co., Ltd.	600	8,587
Advan Co., Ltd.	6,700	58,420
Advanex, Inc.	900	15,115
Adventure, Inc.	600	39,900
Aeon Delight Co., Ltd.	3,900	132,636
Aeon Fantasy Co., Ltd.	2,400	140,103
Aeon Hokkaido Corp.	2,600	19,035
Aeria, Inc.	800	10,176
AGORA Hospitality Group Co., Ltd. (c)	27,000	8,038
Agro-Kanesho Co., Ltd.	2,900	76,945
Ahresty Corp.	9,200	81,893
Ai Holdings Corp.	12,200	263,957
Aica Kogyo Co., Ltd.	2,600	91,184
Aichi Bank, Ltd. (The)	2,600	112,729
Aichi Corp.	10,800	63,235
Aichi Steel Corp.	4,300	165,465
Aichi Tokei Denki Co., Ltd.	1,900	72,360
Aida Engineering, Ltd.	20,700	200,954
Ain Holdings, Inc.	1,000	73,774
Aiphone Co., Ltd.	4,600	71,598
Airport Facilities Co., Ltd.	7,500	41,694
Aisan Industry Co., Ltd.	10,400	87,593
AIT Corp.	900	9,548
Aizawa Securities Co., Ltd.	13,800	96,796
Akatsuki, Inc.	500	18,854
Akebono Brake Industry Co., Ltd. (c) (e)	32,600	78,819
Akita Bank, Ltd. (The)	6,200	172,562
Albis Co., Ltd.	800	23,097
Alconix Corp.	6,400	91,837
Alinco, Inc.	5,800	55,995
Allied Telesis Holdings KK (c)	13,900	16,990
Alpen Co., Ltd.	7,000	150,574
Alpha Corp.	2,200	31,139
Alpha Systems, Inc.	3,140	65,133
Alpine Electronics, Inc.	16,600	342,121
Alps Logistics Co., Ltd.	6,000	48,265
Altech Corp.	5,200	113,446
Amano Corp.	19,600	462,886
Amiyaki Tei Co., Ltd.	1,100	45,512
Amuse, Inc.	3,600	96,720
Anabuki Kosan, Inc.	400	11,426
Anest Iwata Corp.	10,400	112,052
Anicom Holdings, Inc.	3,400	127,898
AOI Electronics Co., Ltd.	1,100	35,565
AOI TYO Holdings, Inc.	6,428	90,381
AOKI Holdings, Inc.	15,900	231,604
Aomori Bank, Ltd. (The)	6,900	208,231
Aoyama Trading Co., Ltd.	17,900	597,642
Aoyama Zaisan Networks Co., Ltd.	800	16,360

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Apaman Co., Ltd.	2,100	$23,152
Arakawa Chemical Industries, Ltd.	6,600	105,919
Arata Corp.	4,200	253,688
Araya Industrial Co., Ltd.	2,600	48,887
Arcland Sakamoto Co., Ltd.	10,600	159,158
Arcland Service Holdings Co., Ltd.	2,200	46,662
Arcs Co., Ltd.	13,364	364,163
Ardepro Co., Ltd.	18,900	10,583
Arealink Co., Ltd.	800	22,102
Argo Graphics, Inc.	2,800	90,398
Ariake Japan Co., Ltd.	700	60,212
Arisawa Manufacturing Co., Ltd.	14,300	144,202
Arrk Corp. (c)	22,600	24,454
Artnature, Inc.	5,000	30,909
Asahi Broadcasting Corp.	2,400	18,044
Asahi Co., Ltd.	4,500	63,395
Asahi Diamond Industrial Co., Ltd.	21,200	149,522
Asahi Holdings, Inc.	9,000	167,650
Asahi Kogyosha Co., Ltd.	1,700	53,865
Asahi Net, Inc.	5,000	23,551
Asahi Printing Co., Ltd.	400	4,476
ASAHI YUKIZAI Corp.	5,000	102,833
Asahipen Corp.	4,000	6,646
Asanuma Corp.	24,000	85,727
Asax Co., Ltd.	5,400	30,810
Ashimori Industry Co., Ltd.	1,600	34,564
ASKA Pharmaceutical Co., Ltd.	7,500	97,491
Asukanet Co., Ltd.	1,300	17,691
Asunaro Aoki Construction Co., Ltd.	5,800	49,065
Ateam, Inc.	1,300	27,699
Atom Corp.	11,100	107,798
Atrae, Inc. (c)	700	15,190
Atsugi Co., Ltd.	6,100	64,256
Autobacs Seven Co., Ltd.	22,700	402,214
Avex, Inc.	12,000	166,505
Awa Bank, Ltd. (The)	73,000	448,965
Axell Corp.	3,800	27,957
Axial Retailing, Inc.	5,100	193,814
Azia Co., Ltd.	1,500	20,422
Bando Chemical Industries, Ltd.	15,400	169,812
Bank of Iwate, Ltd. (The)	6,000	230,934
Bank of Kochi, Ltd. (The)	1,600	17,196
Bank of Nagoya, Ltd. (The)	5,400	187,553
Bank of Okinawa, Ltd. (The)	9,160	335,115
Bank of Saga, Ltd. (The)	6,100	136,732
Bank of the Ryukyus, Ltd.	15,800	232,915
Baroque Japan, Ltd.	1,100	9,823
BayCurrent Consulting, Inc.	1,800	60,055
Beenos, Inc.	1,400	22,416
Belc Co., Ltd.	2,800	148,043
Bell System24 Holdings, Inc.	4,300	74,965
Belluna Co., Ltd.	13,800	173,837
Benefit One, Inc.	4,300	121,379
Bengo4.com, Inc. (c)	1,200	28,530
Biofermin Pharmaceutical Co., Ltd.	500	13,039
BML, Inc.	7,600	195,760
Bookoff Corp.	4,700	33,224

Japan—(Continued)
BP Castrol KK	2,600	37,978
Br Holdings Corp.	4,000	17,354
Broadleaf Co., Ltd.	20,400	123,208
BRONCO BILLY Co., Ltd.	2,400	99,668
Bull-Dog Sauce Co., Ltd.	600	11,760
Bunka Shutter Co., Ltd.	19,000	161,066
C Uyemura & Co., Ltd.	2,800	196,427
C.I. Takiron Corp.	18,000	101,321
CAC Holdings Corp.	6,200	60,709
Can Do Co., Ltd.	3,500	55,296
Canare Electric Co., Ltd.	800	15,976
Canon Electronics, Inc.	7,400	148,728
Career Design Center Co., Ltd.	600	10,919
Carlit Holdings Co., Ltd.	7,300	62,021
Cawachi, Ltd.	5,700	116,629
Central Glass Co., Ltd.	15,000	314,276
Central Security Patrols Co., Ltd.	600	27,976
Central Sports Co., Ltd.	1,600	60,939
Ceres, Inc.	1,100	16,610
Chiba Kogyo Bank, Ltd. (The)	16,000	69,712
Chilled & Frozen Logistics Holdings Co., Ltd.	2,800	33,596
CHIMNEY Co., Ltd.	1,400	37,274
Chino Corp.	2,700	41,241
Chiyoda Co., Ltd.	5,800	133,824
Chiyoda Corp.	6,000	51,968
Chiyoda Integre Co., Ltd.	4,600	100,814
Chofu Seisakusho Co., Ltd.	5,700	123,464
Chori Co., Ltd.	5,000	88,351
Chubu Shiryo Co., Ltd.	7,900	138,299
Chudenko Corp.	8,600	214,852
Chuetsu Pulp & Paper Co., Ltd.	3,500	53,868
Chugai Mining Co., Ltd. (c)	68,200	12,933
Chugai Ro Co., Ltd.	2,900	73,448
Chugoku Marine Paints, Ltd.	22,000	219,130
Chukyo Bank, Ltd. (The)	3,900	82,011
Chuo Gyorui Co., Ltd.	200	5,121
Chuo Spring Co., Ltd.	1,400	48,168
Citizen Watch Co., Ltd.	37,300	244,680
CKD Corp.	17,300	283,796
Clarion Co., Ltd.	34,000	91,366
Cleanup Corp.	7,300	57,303
CMIC Holdings Co., Ltd.	3,900	80,746
CMK Corp.	18,200	115,780
Cocokara fine, Inc.	5,700	349,823
COLOPL, Inc.	11,000	74,437
Colowide Co., Ltd.	13,800	369,003
Computer Engineering & Consulting, Ltd.	4,800	176,843
Computer Institute of Japan, Ltd.	2,000	12,342
Comture Corp.	1,900	46,882
CONEXIO Corp.	4,600	79,952
COOKPAD, Inc.	6,300	29,044
Corona Corp.	5,600	61,298
Cosel Co., Ltd.	9,900	125,197
Cosmo Energy Holdings Co., Ltd.	3,200	112,159
Cosmos Initia Co., Ltd.	3,500	23,315
Cota Co., Ltd.	1,600	21,629
Create Medic Co., Ltd.	1,800	22,627

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Create Restaurants Holdings, Inc.	4,700	$68,756
Create SD Holdings Co., Ltd.	8,300	238,499
Creek & River Co., Ltd.	1,300	12,211
Cresco, Ltd.	2,000	58,676
CTI Engineering Co., Ltd.	4,800	64,435
CTS Co., Ltd.	1,700	18,776
Cyberstep, Inc. (c)	1,200	22,014
Cybozu, Inc.	2,500	12,146
D.A. Consortium Holdings, Inc.	5,900	164,292
Dai Nippon Toryo Co., Ltd.	9,400	121,325
Dai-Dan Co., Ltd.	6,000	124,268
Dai-ichi Seiko Co., Ltd.	3,100	50,186
Daibiru Corp.	19,800	201,224
Daido Kogyo Co., Ltd.	2,000	26,940
Daido Metal Co., Ltd.	11,200	114,039
Daido Steel Co., Ltd.	1,400	64,636
Daidoh, Ltd.	10,800	43,194
Daihatsu Diesel Manufacturing Co., Ltd.	9,000	66,381
Daihen Corp.	36,000	216,441
Daiho Corp.	25,000	148,764
Daiichi Jitsugyo Co., Ltd.	2,800	82,101
Daiichi Kigenso Kagaku-Kogyo Co., Ltd.	5,000	53,609
Daiken Corp.	4,800	110,668
Daiken Medical Co., Ltd.	4,400	30,342
Daiki Aluminium Industry Co., Ltd.	9,000	55,725
Daiko Denshi Tsushin, Ltd.	1,300	7,715
Daikoku Denki Co., Ltd.	2,700	45,483
Daikokutenbussan Co., Ltd.	1,900	88,947
Daikyo, Inc.	11,500	251,629
Daikyonishikawa Corp.	4,100	60,022
Dainichi Co., Ltd.	4,100	30,420
Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	5,000	155,511
Daio Paper Corp.	25,300	352,007
Daiseki Co., Ltd.	10,700	314,034
Daiseki Eco. Solution Co., Ltd.	2,400	23,712
Daishi Bank, Ltd. (The)	11,100	441,007
Daishinku Corp.	2,600	30,583
Daisue Construction Co., Ltd.	2,300	29,316
Daisyo Corp.	3,100	49,915
Daito Bank, Ltd. (The)	5,200	58,291
Daito Pharmaceutical Co., Ltd.	3,960	122,893
Daitron Co., Ltd.	800	15,762
Daiwa Industries, Ltd.	11,000	127,559
Daiwabo Holdings Co., Ltd.	6,100	324,572
DCM Holdings Co., Ltd.	37,900	354,117
DD Holdings Co., Ltd.	600	15,197
Dear Life Co., Ltd.	4,700	21,633
Denki Kogyo Co., Ltd.	4,200	135,045
Denyo Co., Ltd.	4,800	74,373
Descente, Ltd.	13,700	242,489
Dexerials Corp.	7,800	77,759
Digital Arts, Inc.	1,600	86,531
Digital Information Technologies Corp.	1,300	12,844
Dip Corp.	4,800	123,266
DKS Co., Ltd.	18,000	121,955
DMG Mori Co., Ltd.	11,900	164,132
DMW Corp.	700	15,401

Japan—(Continued)
Doshisha Co., Ltd.	8,200	185,449
Doutor Nichires Holdings Co., Ltd.	11,500	228,341
DSB Co., Ltd.	5,300	28,351
DTS Corp.	6,600	244,948
Duskin Co., Ltd.	13,700	341,524
DyDo Group Holdings, Inc.	2,700	160,360
Dynic Corp.	3,200	29,810
E-Guardian, Inc.	1,400	36,386
Eagle Industry Co., Ltd.	7,800	125,028
Earth Corp.	2,700	137,410
Ebara Jitsugyo Co., Ltd.	2,500	52,464
EDION Corp.	28,900	290,498
EF-ON, Inc.	1,200	14,527
eGuarantee, Inc.	2,400	43,570
Ehime Bank, Ltd. (The)	11,400	132,373
Eidai Co., Ltd.	10,000	48,453
Eighteenth Bank, Ltd. (The)	70,000	182,500
Eiken Chemical Co., Ltd.	9,200	195,556
Eizo Corp.	6,300	273,499
Elan Corp.	600	14,753
Elecom Co., Ltd.	5,100	119,053
Elematec Corp.	4,000	94,721
EM Systems Co., Ltd.	3,600	36,602
en-japan, Inc.	2,200	110,820
Endo Lighting Corp.	2,600	20,670
Eneres Co., Ltd. (c)	3,400	13,401
Enigmo, Inc. (c)	1,300	20,805
Enplas Corp.	3,400	94,661
Enshu, Ltd. (c)	23,000	28,815
EPS Holdings, Inc.	7,900	169,529
eRex Co., Ltd.	6,100	64,032
ES-Con Japan, Ltd.	4,900	28,710
Escrow Agent Japan Co., Ltd.	5,100	20,310
ESPEC Corp.	7,100	139,206
Evolable Asia Corp.	1,100	26,314
Excel Co., Ltd.	2,500	61,070
Exedy Corp.	11,600	358,795
F-Tech, Inc.	3,600	41,987
F@N Communications, Inc.	9,600	64,766
Faith, Inc.	2,680	34,794
FALCO HOLDINGS Co., Ltd.	3,100	54,165
FCC Co., Ltd.	12,600	355,099
FDK Corp. (c)	25,000	43,162
Feed One Co., Ltd.	41,380	85,950
Ferrotec Holdings Corp.	10,400	160,180
FIDEA Holdings Co., Ltd.	62,510	97,006
Fields Corp.	6,000	56,646
Financial Products Group Co., Ltd.	20,000	257,648
FINDEX, Inc.	3,900	28,644
First Juken Co., Ltd.	3,400	42,806
Fixstars Corp.	2,700	35,548
Foster Electric Co., Ltd.	8,800	126,131
France Bed Holdings Co., Ltd.	9,300	81,576
Freebit Co., Ltd.	2,100	22,202
Freund Corp.	2,400	20,910
FTGroup Co., Ltd.	1,500	17,967
Fudo Tetra Corp.	60,300	112,630

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Fuji Co., Ltd.	6,700	$140,029
Fuji Corp., Ltd.	8,600	76,786
Fuji Kyuko Co., Ltd. (e)	6,500	194,102
Fuji Machine Manufacturing Co., Ltd.	12,100	216,593
Fuji Oil Co., Ltd.	21,100	79,138
Fuji Oil Holdings, Inc.	13,000	466,736
Fuji Pharma Co., Ltd.	4,600	78,967
Fuji Seal International, Inc.	7,400	261,729
Fuji Soft, Inc.	7,300	307,769
Fujibo Holdings, Inc.	3,700	120,198
Fujicco Co., Ltd.	7,100	181,537
Fujikura Kasei Co., Ltd.	9,500	54,878
Fujikura Rubber, Ltd.	5,800	32,516
Fujikura, Ltd.	69,700	442,796
Fujimi, Inc.	7,000	154,852
Fujimori Kogyo Co., Ltd.	4,800	158,034
Fujio Food System Co., Ltd.	600	10,821
Fujisash Co., Ltd.	24,500	26,098
Fujishoji Co., Ltd.	1,300	14,487
Fujita Kanko, Inc.	800	23,676
Fujitec Co., Ltd.	19,500	240,027
Fujitsu Frontech, Ltd.	4,500	61,135
Fujitsu General, Ltd.	6,700	104,652
Fujiya Co., Ltd.	500	11,433
FuKoKu Co., Ltd.	5,100	44,370
Fukuda Corp.	1,600	96,454
Fukui Bank, Ltd. (The)	9,200	201,078
Fukui Computer Holdings, Inc.	1,300	21,431
Fukushima Bank, Ltd. (The) (c)	11,200	70,672
Fukushima Industries Corp.	4,200	192,433
Fukuyama Transporting Co., Ltd.	8,100	413,531
FULLCAST Holdings Co., Ltd.	4,300	109,609
Fumakilla, Ltd.	2,500	46,249
Funai Electric Co., Ltd. (c) (e)	7,900	45,307
Funai Soken Holdings, Inc.	10,770	239,728
Furukawa Battery Co., Ltd. (The)	5,000	38,619
Furukawa Co., Ltd.	10,500	155,496
Furuno Electric Co., Ltd.	10,500	82,565
Furusato Industries, Ltd.	3,700	60,770
Fuso Chemical Co., Ltd.	4,000	103,104
Fuso Pharmaceutical Industries, Ltd.	2,600	68,330
Futaba Corp.	10,200	178,722
Futaba Industrial Co., Ltd.	19,600	122,952
Future Corp.	8,400	103,076
Fuyo General Lease Co., Ltd.	5,600	383,834
G-Tekt Corp.	7,700	130,250
Gakken Holdings Co., Ltd.	1,600	71,436
Gakkyusha Co., Ltd.	700	11,783
Gecoss Corp.	4,600	44,241
Genki Sushi Co., Ltd.	1,600	50,588
Genky DrugStores Co., Ltd.	2,400	97,893
Geo Holdings Corp.	12,300	164,765
Giken, Ltd.	2,800	65,030
GLOBERIDE, Inc.	3,500	126,913
Glory, Ltd.	7,900	220,846
GMO Click Holdings, Inc.	1,800	13,866
GMO Cloud K.K.	700	20,111

Japan—(Continued)
GMO internet, Inc.	8,300	197,385
Godo Steel, Ltd.	4,100	77,612
Goldcrest Co., Ltd.	7,230	117,406
Golf Digest Online, Inc. (e)	900	8,922
Grandy House Corp.	3,600	15,979
Gree, Inc.	26,400	141,237
GS Yuasa Corp.	70,000	318,712
GSI Creos Corp.	2,800	37,867
Gumi, Inc. (c)	2,900	19,060
Gun-Ei Chemical Industry Co., Ltd.	1,800	56,961
Gunosy, Inc. (c)	2,000	25,705
Gunze, Ltd.	6,900	441,644
Gurunavi, Inc.	8,500	69,603
H-One Co., Ltd.	6,000	65,842
H2O Retailing Corp.	7,600	121,233
HABA Laboratories, Inc.	200	21,059
Hagihara Industries, Inc.	4,000	68,581
Hakudo Co., Ltd.	500	10,567
Hakuto Co., Ltd.	5,900	87,647
Hakuyosha Co., Ltd.	800	24,114
Hamakyorex Co., Ltd.	5,600	163,665
Hanwa Co., Ltd.	12,800	487,462
Happinet Corp.	5,000	63,264
Hard Off Corp. Co., Ltd.	3,700	33,186
Harima Chemicals Group, Inc.	7,100	54,441
Haruyama Holdings, Inc.	5,400	50,052
Hazama Ando Corp.	54,490	494,558
Hearts United Group Co., Ltd.	1,300	18,409
Heiwa Corp.	12,200	294,365
Heiwa Real Estate Co., Ltd.	14,400	256,437
Heiwado Co., Ltd.	11,200	278,954
Helios Techno Holding Co., Ltd.	1,900	11,919
HI-LEX Corp.	7,700	194,933
Hibiya Engineering, Ltd.	7,800	155,350
Hiday Hidaka Corp.	5,815	130,134
Himaraya Co., Ltd.	2,600	24,838
Hinokiya Group Co., Ltd.	700	19,207
Hioki EE Corp.	2,300	96,429
Hiramatsu, Inc.	8,300	38,061
Hirano Tecseed Co., Ltd.	500	11,964
Hirata Corp.	1,700	121,639
Hiroshima Gas Co., Ltd.	3,600	12,402
HIS Co., Ltd.	6,000	180,794
Hisaka Works, Ltd.	9,600	90,813
Hitachi Maxell, Ltd.	3,200	53,840
Hitachi Zosen Corp.	61,600	290,058
Hito Communications, Inc.	600	10,792
Hochiki Corp.	4,600	91,933
Hodogaya Chemical Co., Ltd.	1,800	54,051
Hogy Medical Co., Ltd.	7,100	317,787
Hokkaido Electric Power Co., Inc.	40,100	272,938
Hokkaido Gas Co., Ltd.	27,000	76,793
Hokkan Holdings, Ltd.	25,000	84,160
Hokko Chemical Industry Co., Ltd.	8,000	44,213
Hokkoku Bank, Ltd. (The)	10,100	397,265
Hokuetsu Bank, Ltd. (The)	8,000	159,277
Hokuetsu Industries Co., Ltd.	7,000	68,030

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Hokuetsu Kishu Paper Co., Ltd.	47,900	$246,262
Hokuhoku Financial Group, Inc.	3,300	43,894
Hokuriku Electric Industry Co., Ltd.	2,800	31,234
Hokuriku Electric Power Co. (c)	30,100	302,355
Hokuriku Electrical Construction Co., Ltd.	3,000	31,520
Hokuriku Gas Co., Ltd.	1,000	27,358
Hokuto Corp.	7,100	126,569
Honda Tsushin Kogyo Co., Ltd.	1,200	9,646
Honeys Holdings Co., Ltd.	6,930	59,556
Honma Golf, Ltd.	27,000	27,663
Hoosiers Holdings Co., Ltd.	8,000	57,414
Hosiden Corp.	20,000	167,730
Hosokawa Micron Corp.	2,200	136,126
Hotland Co., Ltd.	900	10,666
House Do Co., Ltd.	600	13,932
Howa Machinery, Ltd.	5,700	48,535
Hyakugo Bank, Ltd. (The)	88,000	345,182
Hyakujushi Bank, Ltd. (The)	98,000	321,828
I’rom Group Co., Ltd.	1,100	20,263
I-Net Corp.	3,520	56,362
Ibiden Co., Ltd.	27,300	436,851
IBJ Leasing Co., Ltd.	7,200	190,357
IBJ, Inc.	3,500	21,500
Ichibanya Co., Ltd.	1,700	74,252
Ichigo, Inc. (e)	42,800	200,715
Ichiken Co., Ltd.	2,400	55,191
Ichikoh Industries, Ltd.	9,000	107,143
ICHINEN HOLDINGS Co., Ltd.	7,400	91,835
Ichiyoshi Securities Co., Ltd.	12,600	136,348
Icom, Inc.	3,800	92,766
Idec Corp.	7,500	174,850
IDOM, Inc.	20,400	112,766
Ihara Science Corp.	900	18,746
Iino Kaiun Kaisha, Ltd.	32,200	145,969
IJT Technology Holdings Co., Ltd.	9,000	72,247
Ikegami Tsushinki Co., Ltd.	26,000	34,706
Imagica Robot Holdings, Inc.	4,500	37,483
Imasen Electric Industrial	7,200	76,277
Imuraya Group Co., Ltd.	400	12,839
Inaba Denki Sangyo Co., Ltd.	8,100	331,001
Inaba Seisakusho Co., Ltd.	2,100	27,348
Inabata & Co., Ltd.	17,700	245,540
Inageya Co., Ltd.	9,700	159,065
Ines Corp.	9,500	90,748
Infocom Corp.	4,000	109,727
Infomart Corp.	15,400	204,295
Information Services International-Dentsu, Ltd.	4,300	129,370
Innotech Corp.	8,200	104,894
Intage Holdings, Inc.	11,600	131,151
Intelligent Wave, Inc.	3,400	22,547
Inter Action Corp.	1,700	22,902
Internet Initiative Japan, Inc.	9,800	196,878
Inui Global Logistics Co., Ltd.	5,355	54,763
Investors Cloud Co., Ltd.	2,000	32,961
Iriso Electronics Co., Ltd.	5,000	301,534
Ise Chemicals Corp.	1,000	27,662
Iseki & Co., Ltd.	7,400	131,947

Japan—(Continued)
Ishihara Sangyo Kaisha, Ltd. (c)	12,200	114,811
Ishii Iron Works Co., Ltd.	900	16,083
Ishizuka Glass Co., Ltd.	500	10,763
Isolite Insulating Products Co., Ltd.	2,900	17,347
Istyle, Inc. (e)	9,800	107,509
ITbook Co., Ltd. (c)	3,900	22,264
Itochu Enex Co., Ltd.	19,400	189,176
Itochu-Shokuhin Co., Ltd.	2,400	132,167
Itoki Corp.	15,600	90,840
Itokuro, Inc. (c)	400	25,448
IwaiCosmo Holdings, Inc.	7,900	102,017
Iwaki & Co., Ltd.	9,000	35,288
Iwasaki Electric Co., Ltd.	2,500	36,201
Iwatani Corp.	11,600	403,998
Iwatsuka Confectionery Co., Ltd.	500	23,030
Izutsuya Co., Ltd. (c)	4,700	14,931
J Trust Co., Ltd. (e)	3,300	27,239
J-Oil Mills, Inc.	4,000	143,718
JAC Recruitment Co., Ltd.	1,600	34,463
Jaccs Co., Ltd.	1,500	32,425
Jafco Co., Ltd.	6,400	259,891
Jalux, Inc.	2,400	64,570
Jamco Corp.	3,400	77,357
Janome Sewing Machine Co., Ltd.	7,099	45,278
Japan Asia Investment Co., Ltd. (c)	4,900	14,980
Japan Asset Marketing Co., Ltd. (c)	10,000	11,361
Japan Aviation Electronics Industry, Ltd.	8,000	125,793
Japan Best Rescue System Co., Ltd.	2,900	23,130
Japan Display, Inc. (c) (e)	71,600	92,988
Japan Foundation Engineering Co., Ltd.	10,200	34,683
Japan Investment Adviser Co., Ltd.	800	39,101
Japan Material Co., Ltd.	5,400	83,365
Japan Medical Dynamic Marketing, Inc.	3,000	31,795
Japan Oil Transportation Co., Ltd.	700	20,435
Japan Petroleum Exploration Co., Ltd.	7,000	182,450
Japan Property Management Center Co., Ltd.	2,000	23,533
Japan Pulp & Paper Co., Ltd.	3,700	168,268
Japan Securities Finance Co., Ltd.	5,400	29,562
Japan Steel Works, Ltd. (The)	13,000	326,652
Japan Transcity Corp.	12,000	58,334
Japan Wool Textile Co., Ltd. (The)	19,700	182,933
Jastec Co., Ltd.	5,100	54,113
JBCC Holdings, Inc.	7,000	74,350
JCU Corp.	6,400	148,671
Jeol, Ltd.	22,000	226,309
Jimoto Holdings, Inc.	67,900	102,952
JINS, Inc.	4,200	239,930
JK Holdings Co., Ltd.	5,600	43,031
JMS Co., Ltd.	7,500	45,539
Joban Kosan Co., Ltd.	1,700	28,180
Joshin Denki Co., Ltd.	7,000	218,461
JP-Holdings, Inc.	17,900	56,959
JSP Corp.	5,100	153,878
Juki Corp.	11,200	112,571
Juroku Bank, Ltd. (The)	12,200	321,947
Justsystems Corp.	9,700	198,938
JVC Kenwood Corp.	53,300	150,905

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
K&O Energy Group, Inc.	5,400	$91,089
kabu.com Securities Co., Ltd.	47,800	154,772
Kadokawa Dwango (c)	12,508	138,242
Kaga Electronics Co., Ltd.	7,200	170,294
Kakiyasu Honten Co., Ltd.	3,800	96,154
Kamakura Shinsho, Ltd.	600	20,845
Kameda Seika Co., Ltd.	4,100	219,043
Kamei Corp.	8,700	119,797
Kanaden Corp.	7,200	89,482
Kanagawa Chuo Kotsu Co., Ltd.	2,400	80,743
Kanamoto Co., Ltd.	8,800	278,036
Kandenko Co., Ltd.	35,500	389,390
Kanematsu Corp.	29,800	430,050
Kanematsu Electronics, Ltd.	3,900	142,587
Kanemi Co., Ltd.	100	2,741
Kansai Mirai Financial Group, Inc. (c)	23,031	174,387
Kanto Denka Kogyo Co., Ltd.	15,000	124,748
Kappa Create Co., Ltd.	3,400	44,288
Kasai Kogyo Co., Ltd.	8,600	106,254
Katakura & Co-op Agri Corp.	1,600	16,785
Katakura Industries Co., Ltd.	9,500	111,489
Kato Sangyo Co., Ltd.	7,100	242,752
Kato Works Co., Ltd.	3,800	95,297
Kawada Technologies, Inc.	1,500	96,980
Kawai Musical Instruments Manufacturing Co., Ltd.	2,600	120,735
Kawasaki Kinkai Kisen Kaisha, Ltd.	700	23,554
Kawasaki Kisen Kaisha, Ltd. (c) (e)	12,200	225,011
Kawasumi Laboratories, Inc.	4,900	34,461
Keihanshin Building Co., Ltd.	14,500	119,568
Keihin Co., Ltd./Minato-Ku Tokyo Japan	2,300	33,237
Keihin Corp.	15,600	316,109
Keiyo Bank, Ltd. (The)	89,000	381,231
Keiyo Co., Ltd.	14,400	71,464
Kenko Mayonnaise Co., Ltd.	3,200	117,435
KEY Coffee, Inc.	6,700	133,256
KFC Holdings Japan, Ltd.	4,000	71,995
KH Neochem Co., Ltd.	400	12,108
Ki-Star Real Estate Co., Ltd.	600	14,231
Kimoto Co., Ltd.	14,900	38,797
Kimura Chemical Plants Co., Ltd.	3,300	12,290
King Jim Co., Ltd.	5,800	57,393
Kinki Sharyo Co., Ltd. (The) (c)	1,200	26,077
Kintetsu Department Store Co., Ltd. (c)	1,900	68,762
Kintetsu World Express, Inc.	10,800	222,669
Kirindo Holdings Co., Ltd.	800	20,131
Kissei Pharmaceutical Co., Ltd.	8,100	219,492
Kita-Nippon Bank, Ltd. (The)	2,900	69,853
Kitagawa Iron Works Co., Ltd.	3,100	73,103
Kitano Construction Corp.	14,000	58,138
Kito Corp.	5,900	113,017
Kitz Corp.	31,200	255,598
Kiyo Bank, Ltd. (The)	25,000	411,943
KLab, Inc.	10,600	140,712
KNT-CT Holdings Co., Ltd. (c)	3,300	46,221
Koa Corp.	10,200	254,785
Koatsu Gas Kogyo Co., Ltd.	11,100	97,218
Kobe Bussan Co., Ltd.	2,400	118,220

Japan—(Continued)
Kobe Electric Railway Co., Ltd. (c)	500	18,035
Kobelco Eco-Solutions Co., Ltd.	1,200	20,415
Kohnan Shoji Co., Ltd.	10,400	241,963
Kohsoku Corp.	4,000	48,665
Koike Sanso Kogyo Co., Ltd.	700	17,993
Kojima Co., Ltd. (c)	12,000	57,821
Kokusai Co., Ltd.	3,400	28,549
Kokuyo Co., Ltd.	26,700	473,846
KOMAIHALTEC, Inc.	1,800	36,717
Komatsu Seiren Co., Ltd.	10,200	89,496
Komatsu Wall Industry Co., Ltd.	2,700	49,797
KOMEDA Holdings Co., Ltd.	6,900	135,710
Komeri Co., Ltd.	12,300	312,175
Komori Corp.	18,900	219,816
Konaka Co., Ltd.	7,300	34,317
Kondotec, Inc.	7,900	72,894
Konishi Co., Ltd.	9,900	160,362
Konoike Transport Co., Ltd.	3,200	48,258
Kosaido Co., Ltd.	3,700	16,919
Koshidaka Holdings Co., Ltd.	10,000	146,983
Kotobuki Spirits Co., Ltd.	6,000	313,505
Kourakuen Holdings Corp.	2,900	44,294
Kozo Keikaku Engineering, Inc.	700	13,701
Krosaki Harima Corp.	1,900	108,326
KRS Corp.	2,200	54,895
KU Holdings Co., Ltd.	8,000	68,926
Kumagai Gumi Co., Ltd.	9,100	319,087
Kumiai Chemical Industry Co., Ltd.	21,195	166,133
Kura Corp.	3,300	219,027
Kurabo Industries, Ltd.	76,000	239,889
Kureha Corp.	5,200	370,644
Kurimoto, Ltd.	3,500	61,661
Kusuri No. Aoki Holdings Co., Ltd.	3,600	239,488
KYB Corp.	7,400	336,251
Kyodo Printing Co., Ltd.	3,000	77,673
Kyoei Steel, Ltd.	6,100	115,279
Kyokuto Boeki Kaisha, Ltd.	9,000	35,048
Kyokuto Kaihatsu Kogyo Co., Ltd.	11,400	174,018
Kyokuto Securities Co., Ltd.	7,600	99,343
Kyokuyo Co., Ltd.	3,500	113,538
KYORIN Holdings, Inc.	15,500	321,694
Kyoritsu Maintenance Co., Ltd.	6,518	357,020
Kyoritsu Printing Co., Ltd.	6,800	22,892
Kyosan Electric Manufacturing Co., Ltd.	16,000	98,760
Kyowa Electronic Instruments Co., Ltd.	8,000	30,321
Kyowa Leather Cloth Co., Ltd.	3,300	30,203
Kyushu Financial Group, Inc.	4,000	19,299
LAC Co., Ltd.	5,900	91,397
Lasertec Corp.	12,200	342,617
LEC, Inc.	4,400	183,596
Leopalace21 Corp.	82,400	451,095
Life Corp.	4,400	109,328
LIFULL Co., Ltd.	17,000	112,337
Like Co., Ltd.	1,200	18,759
Linical Co., Ltd.	1,700	38,203
Link And Motivation, Inc.	8,900	107,099
Lintec Corp.	13,700	397,340

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Look Holdings, Inc.	2,200	$27,041
M&A Capital Partners Co., Ltd. (c)	1,200	106,963
Macnica Fuji Electronics Holdings, Inc.	14,550	243,756
Maeda Corp.	37,300	427,799
Maeda Kosen Co., Ltd.	5,700	97,866
Maeda Road Construction Co., Ltd.	21,000	399,039
Maezawa Kasei Industries Co., Ltd.	5,700	63,895
Maezawa Kyuso Industries Co., Ltd.	3,900	68,572
Makino Milling Machine Co., Ltd.	40,000	310,555
Mamezou Holdings Co., Ltd.	2,200	19,185
Mamiya-Op Co., Ltd.	1,900	19,553
Mandom Corp.	8,000	248,883
Mani, Inc.	5,700	256,095
MarkLines Co., Ltd.	1,600	35,909
Mars Engineering Corp.	3,600	84,716
Marubun Corp.	8,200	61,436
Marudai Food Co., Ltd.	38,000	172,876
Marufuji Sheet Piling Co., Ltd.	1,300	30,861
Maruha Nichiro Corp.	13,900	558,788
Maruka Machinery Co., Ltd.	900	15,569
Marusan Securities Co., Ltd.	7,600	69,792
Maruwa Co., Ltd.	3,700	295,893
Maruyama Manufacturing Co., Inc.	1,500	24,604
Maruzen CHI Holdings Co., Ltd. (c)	11,900	42,547
Maruzen Showa Unyu Co., Ltd.	23,000	105,057
Marvelous, Inc.	9,500	78,188
Matsuda Sangyo Co., Ltd.	5,900	86,961
Matsui Construction Co., Ltd.	7,800	67,066
Matsui Securities Co., Ltd.	2,000	19,100
Matsuya Foods Co., Ltd.	2,500	85,090
Max Co., Ltd.	11,000	139,126
Maxvalu Nishinihon Co., Ltd.	2,400	39,137
Maxvalu Tokai Co., Ltd.	3,500	77,492
MCJ Co., Ltd.	14,000	106,857
MEC Co., Ltd.	5,800	109,716
Media Do Holdings Co., Ltd.	1,000	22,838
Medical Data Vision Co., Ltd. (c)	1,900	27,070
Medical System Network Co., Ltd.	5,300	22,695
Megachips Corp. (e)	2,500	66,623
Megmilk Snow Brand Co., Ltd.	8,000	213,340
Meidensha Corp.	58,000	209,164
Meiji Shipping Co., Ltd.	8,500	30,077
Meiko Electronics Co., Ltd.	7,500	153,943
Meiko Network Japan Co., Ltd.	7,200	82,926
Meisei Industrial Co., Ltd.	13,500	98,217
Meitec Corp.	7,700	369,381
Meito Sangyo Co., Ltd.	3,000	47,873
Meiwa Corp.	8,100	35,009
Meiwa Estate Co., Ltd.	5,200	30,966
Melco Holdings, Inc.	1,400	51,858
Menicon Co., Ltd.	2,700	72,413
Mercuria Investment Co., Ltd.	2,100	20,229
METAWATER Co., Ltd.	600	17,428
Michinoku Bank, Ltd. (The)	5,700	93,447
Mikuni Corp.	3,000	14,940
Milbon Co., Ltd.	7,320	327,846
MIMAKI ENGINEERING Co., Ltd.	1,900	15,329

Japan—(Continued)
Mimasu Semiconductor Industry Co., Ltd.	6,800	109,164
Ministop Co., Ltd.	5,400	108,901
Miraca Holdings, Inc.	8,100	241,168
Miraial Co., Ltd.	2,900	31,912
Mirait Holdings Corp.	22,200	343,671
Miroku Jyoho Service Co., Ltd.	5,900	148,281
Misawa Homes Co., Ltd.	6,700	55,611
Mitani Corp.	6,900	307,738
Mitani Sekisan Co., Ltd.	4,100	96,747
Mito Securities Co., Ltd.	24,000	86,785
Mitsuba Corp.	12,300	98,488
Mitsubishi Logisnext Co., Ltd.	8,000	91,399
Mitsubishi Paper Mills, Ltd.	12,000	68,329
Mitsubishi Pencil Co., Ltd.	6,400	132,780
Mitsubishi Research Institute, Inc.	2,000	91,403
Mitsubishi Shokuhin Co., Ltd.	4,800	127,899
Mitsubishi Steel Manufacturing Co., Ltd.	5,900	114,448
Mitsuboshi Belting, Ltd.	17,000	213,406
Mitsui Engineering & Shipbuilding Co., Ltd. (c)	30,000	392,051
Mitsui High-Tec, Inc. (e)	9,500	120,531
Mitsui Home Co., Ltd.	9,000	54,254
Mitsui Matsushima Co., Ltd.	5,200	77,458
Mitsui Sugar Co., Ltd.	6,100	189,127
Mitsui-Soko Holdings Co., Ltd. (c)	37,000	115,099
Mitsumura Printing Co., Ltd.	500	10,000
Mitsuuroko Group Holdings Co., Ltd.	12,900	103,246
Miyaji Engineering Group, Inc.	1,800	33,857
Miyazaki Bank, Ltd. (The)	6,000	182,936
Miyoshi Oil & Fat Co., Ltd.	2,800	34,018
Mizuno Corp.	6,600	246,460
Mochida Pharmaceutical Co., Ltd.	3,500	254,951
Modec, Inc.	3,000	83,036
Monex Group, Inc. (e)	65,600	378,700
Money Partners Group Co., Ltd.	7,100	24,853
Monogatari Corp. (The)	1,700	173,149
MORESCO Corp.	2,500	39,483
Morinaga Milk Industry Co., Ltd.	10,400	388,498
Morita Holdings Corp.	11,200	226,003
Morozoff, Ltd.	900	55,177
Mory Industries, Inc.	2,800	78,595
Mr. Max Holdings, Ltd.	10,500	64,590
MTI, Ltd.	9,200	51,377
Mugen Estate Co., Ltd.	400	3,811
Murakami Corp.	3,000	78,889
Musashi Seimitsu Industry Co., Ltd.	7,900	261,159
Musashino Bank, Ltd. (The)	11,200	332,277
Mutoh Holdings Co., Ltd.	900	19,328
N Field Co., Ltd.	1,300	20,510
NAC Co., Ltd.	3,600	30,902
Nachi-Fujikoshi Corp.	6,000	267,771
Nafco Co., Ltd.	1,400	23,311
Nagaileben Co., Ltd.	5,600	142,320
Nagano Bank, Ltd. (The)	3,500	58,392
Nagano Keiki Co., Ltd.	4,200	46,186
Nagase & Co., Ltd.	10,300	160,553
Nagatanien Holdings Co., Ltd.	8,000	108,473
Nagawa Co., Ltd.	2,800	121,016

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Nakabayashi Co., Ltd.	5,500	$34,684
Nakamura Choukou Co., Ltd. (c)	500	10,535
Nakamuraya Co., Ltd.	1,600	69,499
Nakanishi, Inc.	12,300	278,578
Nakano Corp.	4,000	23,606
Nakayama Steel Works, Ltd.	6,300	38,080
Nakayamafuku Co., Ltd.	2,000	13,415
Namura Shipbuilding Co., Ltd.	18,956	79,984
Nanto Bank, Ltd. (The)	9,200	234,428
Narasaki Sangyo Co., Ltd.	4,000	15,082
Natori Co., Ltd.	2,600	44,611
NDS Co., Ltd.	2,200	119,051
NEC Capital Solutions, Ltd.	3,800	66,153
NEC Networks & System Integration Corp.	7,800	175,444
NET One Systems Co., Ltd.	26,800	460,270
Neturen Co., Ltd.	9,800	85,388
New Japan Chemical Co., Ltd. (c)	9,900	21,946
New Japan Radio Co., Ltd. (c)	6,000	41,594
Nextage Co., Ltd.	5,900	67,298
Nexyz Group Corp.	1,300	19,922
Nice Holdings, Inc.	3,100	37,494
Nichi-iko Pharmaceutical Co., Ltd.	13,200	194,631
Nichia Steel Works, Ltd.	13,000	40,729
Nichias Corp.	33,000	412,836
Nichiban Co., Ltd.	4,000	108,921
Nichicon Corp.	20,100	252,576
Nichiden Corp.	5,200	100,250
Nichiha Corp.	9,000	340,007
NichiiGakkan Co., Ltd.	11,800	133,884
Nichimo Co., Ltd.	1,600	24,367
Nichireki Co., Ltd.	9,000	97,576
Nihon Chouzai Co., Ltd.	1,660	44,044
Nihon Dempa Kogyo Co., Ltd.	7,600	36,601
Nihon Eslead Corp.	2,700	46,358
Nihon Flush Co., Ltd.	400	9,329
Nihon House Holdings Co., Ltd.	15,000	75,949
Nihon Kagaku Sangyo Co., Ltd.	3,000	35,972
Nihon Kohden Corp.	2,300	64,019
Nihon Nohyaku Co., Ltd.	14,000	89,904
Nihon Parkerizing Co., Ltd.	24,800	356,773
Nihon Plast Co., Ltd.	2,500	21,188
Nihon Tokushu Toryo Co., Ltd.	2,200	46,633
Nihon Unisys, Ltd.	16,900	424,083
Nihon Yamamura Glass Co., Ltd.	38,000	64,482
Nikkato Corp.	300	3,692
Nikkiso Co., Ltd.	18,600	188,394
Nikko Co., Ltd.	1,800	40,470
Nikkon Holdings Co., Ltd.	22,600	592,796
Nippon Air Conditioning Services Co., Ltd.	9,600	72,331
Nippon Beet Sugar Manufacturing Co., Ltd.	4,500	97,472
Nippon Carbide Industries Co., Inc.	2,300	40,452
Nippon Ceramic Co., Ltd.	5,200	135,396
Nippon Chemi-Con Corp.	5,900	229,320
Nippon Chemical Industrial Co., Ltd.	3,000	133,930
Nippon Chemiphar Co., Ltd.	800	33,760
Nippon Coke & Engineering Co., Ltd.	71,000	75,586
Nippon Commercial Development Co., Ltd.	1,400	23,157

Japan—(Continued)
Nippon Computer Dynamics Co., Ltd.	1,700	17,938
Nippon Concrete Industries Co., Ltd.	14,000	41,773
Nippon Denko Co., Ltd. (e)	43,865	124,303
Nippon Densetsu Kogyo Co., Ltd.	12,500	275,039
Nippon Felt Co., Ltd.	8,600	39,987
Nippon Filcon Co., Ltd.	5,200	28,455
Nippon Fine Chemical Co., Ltd.	4,300	49,391
Nippon Flour Mills Co., Ltd.	22,500	391,112
Nippon Gas Co., Ltd.	5,400	314,678
Nippon Hume Corp.	8,200	65,835
Nippon Kanzai Co., Ltd.	4,800	95,327
Nippon Kinzoku Co., Ltd.	1,900	31,512
Nippon Kodoshi Corp. (e)	1,600	42,039
Nippon Koei Co., Ltd.	5,000	123,951
Nippon Koshuha Steel Co., Ltd.	3,100	21,984
Nippon Light Metal Holdings Co., Ltd.	198,000	444,465
Nippon Paper Industries Co., Ltd.	18,500	294,598
Nippon Parking Development Co., Ltd.	65,100	111,523
Nippon Pillar Packing Co., Ltd.	6,500	86,262
Nippon Piston Ring Co., Ltd.	3,200	65,540
Nippon Rietec Co., Ltd.	5,800	83,795
Nippon Road Co., Ltd. (The)	2,700	138,650
Nippon Seiki Co., Ltd.	15,000	282,278
Nippon Seisen Co., Ltd.	1,200	45,843
Nippon Sharyo, Ltd. (c)	26,000	65,665
Nippon Sheet Glass Co., Ltd.	33,000	316,965
Nippon Signal Co., Ltd.	18,700	181,425
Nippon Soda Co., Ltd.	46,000	254,250
Nippon Steel & Sumikin Bussan Corp.	5,196	257,712
Nippon Suisan Kaisha, Ltd.	80,500	396,491
Nippon Systemware Co., Ltd.	1,300	25,645
Nippon Thompson Co., Ltd.	23,200	181,737
Nippon Valqua Industries, Ltd.	6,000	170,571
Nippon Yakin Kogyo Co., Ltd.	54,000	155,647
Nipro Corp.	23,800	274,705
Nishi-Nippon Financial Holdings, Inc.	17,300	201,945
Nishi-Nippon Railroad Co., Ltd.	12,200	331,872
Nishikawa Rubber Co., Ltd.	1,200	26,097
Nishimatsu Construction Co., Ltd.	19,400	556,188
Nishimatsuya Chain Co., Ltd.	8,800	101,155
Nishio Rent All Co., Ltd.	4,400	140,938
Nissan Shatai Co., Ltd.	1,300	11,830
Nissan Tokyo Sales Holdings Co., Ltd.	11,000	35,652
Nissei ASB Machine Co., Ltd.	2,100	109,193
Nissei Build Kogyo Co., Ltd.	9,000	92,522
Nissei Corp.	3,700	44,073
Nissei Plastic Industrial Co., Ltd.	6,000	67,867
Nissha Co., Ltd. (e)	7,200	148,364
Nisshin Fudosan Co.	12,300	76,645
Nisshin Oillio Group, Ltd. (The)	10,200	306,509
Nisshin Steel Co., Ltd.	6,196	85,410
Nisshinbo Holdings, Inc.	42,220	452,703
Nissin Corp.	6,000	139,145
Nissin Electric Co., Ltd.	14,800	136,241
Nissin Kogyo Co., Ltd.	15,200	268,432
Nissui Pharmaceutical Co., Ltd.	5,100	65,192
Nitta Corp.	6,800	266,672

See accompanying notes to financial statements.

BHFTII-24

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Nitta Gelatin, Inc.	4,500	$33,249
Nittan Valve Co., Ltd.	6,300	20,243
Nittetsu Mining Co., Ltd.	2,200	103,819
Nitto Boseki Co., Ltd.	9,800	234,059
Nitto FC Co., Ltd.	4,500	30,919
Nitto Fuji Flour Milling Co., Ltd.	400	18,061
Nitto Kogyo Corp.	9,000	179,764
Nitto Kohki Co., Ltd.	4,100	95,982
Nitto Seiko Co., Ltd.	12,500	77,065
Nittoc Construction Co., Ltd.	11,050	67,476
Nittoku Engineering Co., Ltd.	5,200	135,803
NJS Co., Ltd.	3,300	51,933
NOF Corp.	17,900	577,922
Nohmi Bosai, Ltd.	7,000	149,573
Nojima Corp.	4,200	93,337
Nomura Co., Ltd.	12,000	264,710
Noritake Co., Ltd.	4,200	232,527
Noritsu Koki Co., Ltd.	4,000	68,629
Noritz Corp.	11,400	185,636
North Pacific Bank, Ltd.	122,400	409,371
NS Solutions Corp.	1,100	27,651
NS Tool Co., Ltd.	800	18,024
NS United Kaiun Kaisha, Ltd.	4,100	79,545
NSD Co., Ltd.	10,670	243,026
Nuflare Technology, Inc.	800	49,131
OAK Capital Corp.	15,500	28,368
Obara Group, Inc.	3,500	199,462
Odelic Co., Ltd.	1,000	39,938
Oenon Holdings, Inc.	21,000	83,160
Ogaki Kyoritsu Bank, Ltd. (The)	12,500	317,242
Ohashi Technica, Inc.	4,600	75,643
Ohsho Food Service Corp.	3,600	205,338
Oiles Corp.	8,000	152,126
Oita Bank, Ltd. (The)	5,700	193,581
Okabe Co., Ltd.	14,000	121,779
Okada Aiyon Corp.	700	10,645
Okamoto Industries, Inc.	16,000	182,546
Okamoto Machine Tool Works, Ltd.	1,400	44,720
Okamura Corp.	21,800	319,753
Okasan Securities Group, Inc.	29,000	142,522
Okaya Electric Industries Co., Ltd.	5,800	27,019
Oki Electric Industry Co., Ltd.	22,700	253,897
Okinawa Cellular Telephone Co.	4,400	176,555
Okinawa Electric Power Co., Inc. (The)	16,883	351,777
OKK Corp.	3,100	31,904
OKUMA Corp.	7,200	379,932
Okumura Corp.	11,400	371,707
Okura Industrial Co., Ltd.	3,000	70,487
Okuwa Co., Ltd.	10,000	104,792
Olympic Group Corp.	4,900	36,572
ONO Sokki Co., Ltd.	4,200	31,032
Onoken Co., Ltd.	6,500	109,627
Onward Holdings Co., Ltd.	49,000	375,209
Open Door, Inc. (c)	1,300	26,741
OPT Holding, Inc.	3,300	70,262
Optex Group Co., Ltd.	9,400	262,062
Organo Corp.	2,800	79,705

Japan—(Continued)
Origin Electric Co., Ltd.	3,400	67,151
Osaka Organic Chemical Industry, Ltd.	5,900	77,255
Osaka Soda Co., Ltd.	5,000	142,333
Osaka Steel Co., Ltd.	5,900	112,451
OSAKA Titanium Technologies Co., Ltd.	2,600	38,726
Osaki Electric Co., Ltd.	11,000	84,405
OSG Corp.	14,800	304,545
OSJB Holdings Corp.	7,600	19,190
Otsuka Kagu, Ltd. (e)	5,500	18,496
OUG Holdings, Inc.	700	17,471
Outsourcing, Inc.	15,500	286,954
Oyo Corp.	7,400	94,240
Pacific Industrial Co., Ltd.	16,700	245,029
Pacific Metals Co., Ltd. (c)	6,100	223,614
Pack Corp. (The)	4,600	148,626
Pal Group Holdings Co., Ltd.	3,800	89,799
Paltac Corp.	6,850	394,129
Paramount Bed Holdings Co., Ltd.	6,000	257,155
Parco Co., Ltd.	8,100	88,200
Paris Miki Holdings, Inc.	10,600	47,907
Pasco Corp. (c)	6,000	16,574
Pasona Group, Inc.	6,200	100,747
PC Depot Corp.	1,900	9,939
Penta-Ocean Construction Co., Ltd.	90,500	605,471
Pepper Food Service Co., Ltd. (e)	2,700	111,076
PIA Corp.	700	39,307
Pilot Corp.	4,900	272,713
Piolax, Inc.	10,500	252,547
Pioneer Corp. (c) (e)	117,700	163,520
Plenus Co., Ltd.	7,800	127,829
Poletowin Pitcrew Holdings, Inc.	1,300	28,023
Press Kogyo Co., Ltd.	37,000	216,898
Pressance Corp.	10,400	160,501
Prestige International, Inc.	13,400	179,657
Prima Meat Packers, Ltd.	48,000	277,540
Pro-Ship, Inc.	700	16,325
Pronexus, Inc.	6,700	79,973
Proto Corp.	4,400	57,615
PS Mitsubishi Construction Co., Ltd.	8,800	49,625
Qol Co., Ltd.	3,400	63,525
Quick Co., Ltd.	900	14,092
Raccoon Co., Ltd.	2,300	11,683
Raito Kogyo Co., Ltd.	16,900	176,548
Rakus Co., Ltd.	1,400	24,124
Rasa Industries, Ltd.	2,600	67,929
Raysum Co., Ltd.	1,500	21,930
RECOMM Co., Ltd.	5,400	14,071
Renaissance, Inc.	2,800	63,738
Rengo Co., Ltd.	22,800	200,571
Renown, Inc. (c)	29,200	38,139
Resort Solution Co., Ltd.	400	15,828
Resorttrust, Inc.	1,700	30,007
Retail Partners Co., Ltd.	1,300	19,656
Rheon Automatic Machinery Co., Ltd.	5,000	87,018
Rhythm Watch Co., Ltd.	2,500	46,766
Riberesute Corp.	4,300	35,696
Ricoh Leasing Co., Ltd.	5,600	184,144

See accompanying notes to financial statements.

BHFTII-25

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Right On Co., Ltd.	5,900	$56,879
Riken Corp.	3,500	183,137
Riken Keiki Co., Ltd.	6,000	135,457
Riken Technos Corp.	15,000	74,929
Riken Vitamin Co., Ltd.	2,700	107,279
Ringer Hut Co., Ltd.	4,200	98,344
Rion Co., Ltd.	2,200	46,647
Riso Kagaku Corp.	9,458	199,765
Riso Kyoiku Co., Ltd.	11,590	88,663
Rock Field Co., Ltd.	6,600	113,569
Rokko Butter Co., Ltd.	3,600	76,128
Roland DG Corp.	3,000	65,951
Rorze Corp.	1,900	36,661
Round One Corp.	22,000	345,643
Royal Holdings Co., Ltd.	8,300	227,285
RS Technologies Co., Ltd.	700	35,970
Ryobi, Ltd.	9,400	308,861
Ryoden Corp.	4,500	73,270
Ryosan Co., Ltd.	10,800	395,449
Ryoyo Electro Corp.	7,800	125,934
S Foods, Inc.	4,100	160,699
S&B Foods, Inc.	600	58,180
S-Pool, Inc.	700	8,884
Sac’s Bar Holdings, Inc.	6,850	61,398
Sagami Rubber Industries Co., Ltd.	1,000	21,479
Saibu Gas Co., Ltd.	12,200	330,121
Saizeriya Co., Ltd.	9,200	210,420
Sakai Chemical Industry Co., Ltd.	6,000	161,385
Sakai Heavy Industries, Ltd.	1,400	44,893
Sakai Moving Service Co., Ltd.	2,600	129,027
Sakai Ovex Co., Ltd.	1,600	34,110
Sakata INX Corp.	11,800	154,034
Sakura Internet, Inc.	4,400	32,381
Sala Corp.	12,900	81,127
SAMTY Co., Ltd.	2,600	47,592
San Holdings, Inc.	1,400	32,012
San ju San Financial Group, Inc. (c)	7,870	142,152
San-A Co., Ltd.	5,700	281,369
San-Ai Oil Co., Ltd.	20,000	246,408
San-In Godo Bank, Ltd. (The)	59,000	527,280
Sanden Holdings Corp. (c)	8,400	109,294
Sanei Architecture Planning Co., Ltd.	3,500	59,326
Sangetsu Corp.	17,200	348,220
Sanken Electric Co., Ltd.	37,000	196,051
Sanki Engineering Co., Ltd.	17,900	175,191
Sanko Metal Industrial Co., Ltd.	1,000	31,180
Sankyo Frontier Co., Ltd.	1,000	31,200
Sankyo Seiko Co., Ltd.	13,400	55,383
Sankyo Tateyama, Inc.	9,600	119,878
Sanoh Industrial Co., Ltd.	10,100	64,296
Sanshin Electronics Co., Ltd.	8,500	147,492
Sanyo Chemical Industries, Ltd.	4,200	181,817
Sanyo Denki Co., Ltd.	1,800	127,911
Sanyo Electric Railway Co., Ltd.	4,000	96,845
Sanyo Housing Nagoya Co., Ltd.	3,000	32,840
Sanyo Industries, Ltd.	1,300	25,356
Sanyo Shokai, Ltd.	5,100	102,173

Japan—(Continued)
Sanyo Special Steel Co., Ltd.	8,600	205,051
Sapporo Holdings, Ltd.	13,200	330,668
Sata Construction Co., Ltd.	2,600	11,313
Sato Holdings Corp.	6,900	206,282
Sato Shoji Corp.	6,500	75,432
Satori Electric Co., Ltd.	5,500	50,533
Sawada Holdings Co., Ltd.	10,300	96,021
Sawai Pharmaceutical Co., Ltd.	8,600	391,066
Saxa Holdings, Inc.	2,400	52,792
SBS Holdings, Inc.	6,900	75,643
Scala, Inc.	2,300	22,752
Scroll Corp.	13,100	67,767
SEC Carbon, Ltd.	700	83,097
Secom Joshinetsu Co., Ltd.	900	28,720
Seed Co., Ltd.	600	12,416
Seibu Electric Industry Co., Ltd.	2,400	80,372
Seika Corp.	4,200	91,504
Seikagaku Corp.	700	9,377
Seikitokyu Kogyo Co., Ltd.	12,500	81,657
Seiko Holdings Corp.	8,800	189,134
Seiren Co., Ltd.	19,100	296,631
Sekisui Jushi Corp.	10,200	213,792
Sekisui Plastics Co., Ltd.	10,300	102,980
Senko Group Holdings Co., Ltd.	31,000	244,865
Senshu Electric Co., Ltd.	2,400	68,190
Senshu Ikeda Holdings, Inc.	84,000	283,192
Senshukai Co., Ltd. (c)	11,000	51,315
Septeni Holdings Co., Ltd.	27,500	60,271
SFP Holdings Co., Ltd.	700	12,724
Shibaura Electronics Co., Ltd.	2,800	112,070
Shibaura Mechatronics Corp.	9,000	29,674
Shibusawa Warehouse Co., Ltd. (The)	4,200	65,506
Shibuya Corp.	4,800	146,700
Shidax Corp.	9,600	40,761
SHIFT, Inc. (c)	800	35,453
Shiga Bank, Ltd. (The)	89,000	455,204
Shikibo, Ltd.	4,700	54,296
Shikoku Bank, Ltd. (The)	14,000	172,601
Shikoku Chemicals Corp.	13,000	181,339
Shima Seiki Manufacturing, Ltd.	4,600	219,280
Shimachu Co., Ltd.	19,600	622,685
Shimane Bank, Ltd. (The)	2,500	28,442
Shimizu Bank, Ltd. (The)	3,400	65,028
Shimojima Co., Ltd.	6,300	63,416
Shin Nippon Air Technologies Co., Ltd.	4,600	69,379
Shin Nippon Biomedical Laboratories, Ltd. (c)	2,500	11,246
Shin-Etsu Polymer Co., Ltd.	16,900	157,479
Shin-Keisei Electric Railway Co., Ltd.	2,900	57,332
Shinagawa Refractories Co., Ltd.	2,000	63,928
Shindengen Electric Manufacturing Co., Ltd.	2,800	133,698
Shinkawa, Ltd. (c)	5,300	40,823
Shinko Electric Industries Co., Ltd.	27,600	246,497
Shinko Plantech Co., Ltd.	16,100	162,504
Shinko Shoji Co., Ltd.	7,700	120,553
Shinko Wire Co., Ltd.	1,200	15,852
Shinmaywa Industries, Ltd.	34,000	399,167
Shinnihon Corp.	10,200	117,652

See accompanying notes to financial statements.

BHFTII-26

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Shinoken Group Co., Ltd.	4,600	$69,880
Shinsho Corp.	1,400	36,858
Shinwa Co., Ltd.	3,900	84,378
Ship Healthcare Holdings, Inc.	14,200	535,278
Shizuki Electric Co., Inc.	8,000	51,679
Shizuoka Gas Co., Ltd.	21,300	195,263
Shobunsha Publications, Inc.	4,800	33,484
Shoei Co., Ltd.	1,900	67,071
Shoei Foods Corp.	3,400	119,435
Shofu, Inc.	3,900	50,878
Shoko Co., Ltd. (c)	1,900	16,517
Showa Aircraft Industry Co., Ltd.	4,000	44,062
Showa Corp.	17,600	288,306
Showa Sangyo Co., Ltd.	6,600	172,351
Siix Corp.	9,600	210,266
Sinanen Holdings Co., Ltd.	2,900	73,185
Sinfonia Technology Co., Ltd.	42,000	149,069
Sinko Industries, Ltd.	6,400	114,446
Sintokogio, Ltd.	16,800	148,809
SKY Perfect JSAT Holdings, Inc.	29,800	141,987
SMK Corp.	23,000	78,607
SMS Co., Ltd.	14,600	266,445
SNT Corp.	15,600	62,586
Soda Nikka Co., Ltd.	7,000	46,412
Sodick Co., Ltd.	16,800	152,985
Soft99 Corp.	5,100	53,349
Softbank Technology Corp.	3,200	44,742
Softbrain Co., Ltd.	3,500	18,991
Softcreate Holdings Corp.	700	10,684
Software Service, Inc.	1,200	84,099
Sogo Medical Co., Ltd.	4,800	100,244
Solasto Corp.	8,400	93,667
Solxyz Co., Ltd.	1,600	16,533
Sotoh Co., Ltd.	3,100	28,508
Sourcenext Corp.	3,000	22,485
Space Co., Ltd.	5,060	66,476
Sparx Group Co., Ltd.	35,900	81,486
SPK Corp.	1,700	42,937
SRA Holdings	3,100	85,452
Srg Takamiya Co., Ltd.	5,200	34,606
St. Marc Holdings Co., Ltd.	5,100	125,868
Star Mica Co., Ltd.	1,600	32,008
Star Micronics Co., Ltd.	4,400	68,036
Starts Corp., Inc.	5,800	141,287
Starzen Co., Ltd.	2,500	131,829
Stella Chemifa Corp.	3,600	123,575
Step Co., Ltd.	4,100	61,044
Studio Alice Co., Ltd.	2,900	68,716
Subaru Enterprise Co., Ltd.	100	5,866
Sugimoto & Co., Ltd.	3,800	64,473
Sumida Corp.	6,300	70,843
Suminoe Textile Co., Ltd.	2,300	56,199
Sumitomo Densetsu Co., Ltd.	5,400	96,665
Sumitomo Mitsui Construction Co., Ltd.	52,060	362,110
Sumitomo Osaka Cement Co., Ltd.	125,000	585,283
Sumitomo Precision Products Co., Ltd.	12,000	39,618
Sumitomo Riko Co., Ltd.	15,300	156,565

Japan—(Continued)
Sumitomo Seika Chemicals Co., Ltd.	3,200	159,600
Sumitomo Warehouse Co., Ltd. (The)	53,000	321,306
Sun Frontier Fudousan Co., Ltd.	7,600	89,834
Sun-Wa Technos Corp.	3,900	55,703
Suncall Corp.	8,300	53,234
SWCC Showa Holdings Co., Ltd.	7,600	49,272
Systena Corp.	20,000	204,121
Syuppin Co., Ltd.	2,600	39,759
T Hasegawa Co., Ltd.	8,400	183,209
T RAD Co., Ltd.	2,900	89,778
T&K Toka Co., Ltd.	8,600	92,591
T-Gaia Corp.	6,500	165,974
Tachi-S Co., Ltd.	10,300	172,254
Tachibana Eletech Co., Ltd.	5,640	103,030
Tadano, Ltd.	22,800	278,879
Taihei Dengyo Kaisha, Ltd.	6,000	151,860
Taiheiyo Kouhatsu, Inc.	2,100	18,492
Taiho Kogyo Co., Ltd.	6,400	73,757
Taikisha, Ltd.	9,100	276,182
Taiko Bank, Ltd. (The)	3,100	60,889
Taisei Lamick Co., Ltd.	2,200	61,868
Taiyo Holdings Co., Ltd.	5,300	217,111
Taiyo Yuden Co., Ltd.	24,100	671,754
Takachiho Koheki Co., Ltd.	400	4,277
Takamatsu Construction Group Co., Ltd.	5,400	162,018
Takano Co., Ltd.	4,600	42,516
Takaoka Toko Co., Ltd.	4,365	77,271
Takara Holdings, Inc.	26,000	343,163
Takara Leben Co., Ltd.	28,600	106,877
Takara Printing Co., Ltd.	1,300	21,521
Takara Standard Co., Ltd.	14,400	239,774
Takasago International Corp.	5,400	172,722
Takasago Thermal Engineering Co., Ltd.	16,800	311,713
Takashima & Co., Ltd.	2,500	48,203
Take And Give Needs Co., Ltd.	4,010	73,489
Takeei Corp.	8,200	88,790
Takeuchi Manufacturing Co., Ltd.	10,000	209,895
Takihyo Co., Ltd.	2,000	43,759
Takisawa Machine Tool Co., Ltd.	2,200	34,911
Takuma Co., Ltd.	25,000	304,206
Tama Home Co., Ltd.	5,900	54,698
Tamron Co., Ltd.	6,000	106,593
Tamura Corp.	26,000	164,470
Tanseisha Co., Ltd.	11,750	148,787
Tatsuta Electric Wire and Cable Co., Ltd.	17,000	86,446
Tayca Corp.	6,000	121,438
Tazmo Co., Ltd.	900	12,593
TBK Co., Ltd.	8,000	35,219
Teac Corp. (c)	40,000	15,881
TechMatrix Corp.	1,700	35,010
TECHNO ASSOCIE Co., Ltd.	300	3,587
Techno Medica Co., Ltd.	2,400	43,042
Techno Ryowa, Ltd.	4,800	37,786
TechnoPro Holdings, Inc.	6,700	411,052
Tecnos Japan, Inc.	2,000	17,696
Teikoku Electric Manufacturing Co., Ltd.	6,800	83,212
Teikoku Sen-I Co., Ltd.	6,900	144,165

See accompanying notes to financial statements.

BHFTII-27

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Teikoku Tsushin Kogyo Co., Ltd.	3,000	$33,959
Tenma Corp.	6,200	111,115
Teraoka Seisakusho Co., Ltd.	200	1,014
Tigers Polymer Corp.	2,200	15,223
TKC Corp.	6,700	249,611
Toa Corp.	9,600	105,610
Toa Corp.	5,800	149,052
Toa Oil Co., Ltd.	32,000	65,274
TOA ROAD Corp.	1,800	61,570
Toabo Corp.	3,400	17,312
Toagosei Co., Ltd.	37,000	427,104
Tobishima Corp.	55,600	97,281
Tobu Store Co., Ltd.	1,100	30,545
TOC Co., Ltd.	15,800	114,968
Tocalo Co., Ltd.	19,200	200,441
Tochigi Bank, Ltd. (The)	38,200	132,282
Toda Corp.	54,000	469,414
Toda Kogyo Corp.	1,100	28,275
Toei Animation Co., Ltd.	4,300	150,127
Toei Co., Ltd.	2,500	256,016
Toell Co., Ltd.	1,400	11,477
Toenec Corp.	3,200	96,030
Toho Bank, Ltd. (The)	83,000	300,251
Toho Co., Ltd.	2,700	64,711
Toho Holdings Co., Ltd.	19,600	477,950
Toho Titanium Co., Ltd.	4,500	41,293
Toho Zinc Co., Ltd.	5,000	184,725
Tohoku Bank, Ltd. (The)	4,700	58,503
Tohokushinsha Film Corp.	4,800	33,845
Tohto Suisan Co., Ltd.	1,400	23,854
Tokai Corp.	7,800	167,931
TOKAI Holdings Corp.	23,700	229,027
Tokai Lease Co., Ltd.	1,600	29,935
Tokai Rika Co., Ltd.	8,800	166,882
Tokai Tokyo Financial Holdings, Inc.	45,600	290,377
Token Corp.	2,460	216,887
Tokushu Tokai Paper Co., Ltd.	3,300	129,670
Tokuyama Corp.	15,600	499,795
Tokyo Base Co., Ltd. (c)	2,200	16,809
Tokyo Dome Corp.	31,000	276,861
Tokyo Electron Device, Ltd.	2,400	43,839
Tokyo Energy & Systems, Inc.	8,000	91,837
Tokyo Individualized Educational Institute, Inc.	1,400	12,347
Tokyo Keiki, Inc.	4,200	47,106
Tokyo Ohka Kogyo Co., Ltd.	13,100	505,047
Tokyo Rakutenchi Co., Ltd.	1,300	67,488
Tokyo Rope Manufacturing Co., Ltd.	4,600	73,333
Tokyo Sangyo Co., Ltd.	12,000	66,667
Tokyo Seimitsu Co., Ltd.	13,800	455,741
Tokyo Steel Manufacturing Co., Ltd.	36,800	326,449
Tokyo Tekko Co., Ltd.	3,400	48,747
Tokyo Theatres Co., Inc.	2,900	37,228
Tokyo TY Financial Group, Inc.	9,724	233,380
Tokyotokeiba Co., Ltd.	3,100	133,858
Tokyu Construction Co., Ltd.	2,900	28,138
Tokyu Recreation Co., Ltd.	1,200	53,151
Toli Corp.	20,000	59,893

Japan—(Continued)
Tomato Bank, Ltd.	4,200	57,824
Tomen Devices Corp.	1,500	37,945
Tomoe Corp.	12,500	51,843
Tomoe Engineering Co., Ltd.	2,100	43,596
Tomoegawa Co., Ltd.	12,000	27,500
Tomoku Co., Ltd.	5,400	99,253
TOMONY Holdings, Inc.	56,900	243,736
Tomy Co., Ltd.	22,400	185,825
Tonami Holdings Co., Ltd.	2,200	130,547
Topcon Corp.	19,200	328,714
Toppan Forms Co., Ltd.	19,800	200,219
Topre Corp.	11,900	299,201
Topy Industries, Ltd.	6,800	188,588
Toridolll Holdings Corp.	6,900	162,941
Torigoe Co., Ltd. (The)	7,100	63,517
Torii Pharmaceutical Co., Ltd.	3,600	87,470
Torikizoku Co., Ltd.	900	21,069
Torishima Pump Manufacturing Co., Ltd.	7,700	72,100
Tosei Corp.	13,200	139,502
Toshiba Machine Co., Ltd.	42,000	200,150
Toshiba Plant Systems & Services Corp.	14,100	321,925
Toshiba TEC Corp.	18,000	109,559
Tosho Co., Ltd.	4,800	183,216
Tosho Printing Co., Ltd.	7,000	62,553
Totetsu Kogyo Co., Ltd.	8,400	267,431
Tottori Bank, Ltd. (The)	3,700	56,759
Toukei Computer Co., Ltd.	1,400	38,398
Tow Co., Ltd.	3,600	26,443
Towa Bank, Ltd. (The)	11,500	117,826
Towa Corp.	8,000	80,488
Towa Pharmaceutical Co., Ltd.	2,800	149,947
Toyo Construction Co., Ltd.	25,499	113,153
Toyo Corp.	9,600	78,122
Toyo Denki Seizo KK	3,200	53,913
Toyo Engineering Corp. (c) (e)	7,600	52,034
Toyo Ink SC Holdings Co., Ltd.	15,200	396,169
Toyo Kanetsu KK	3,800	138,483
Toyo Machinery & Metal Co., Ltd.	6,000	36,516
Toyo Securities Co., Ltd.	23,000	54,303
Toyo Sugar Refining Co., Ltd.	900	10,045
Toyo Tanso Co., Ltd.	4,600	134,038
Toyo Tire & Rubber Co., Ltd.	12,100	176,783
Toyo Wharf & Warehouse Co., Ltd.	2,500	38,517
Toyobo Co., Ltd.	33,200	552,034
TPR Co., Ltd.	7,300	169,874
Trancom Co., Ltd.	2,300	157,800
Transaction Co., Ltd.	1,400	12,896
Transcosmos, Inc.	2,800	67,086
Tri Chemical Laboratories, Inc.	1,000	39,729
Trusco Nakayama Corp.	12,600	314,524
Trust Tech, Inc.	3,000	105,339
TS Tech Co., Ltd.	2,600	108,411
TSI Holdings Co., Ltd.	28,205	199,223
Tsubaki Nakashima Co., Ltd.	3,700	86,928
Tsubakimoto Chain Co.	45,000	356,977
Tsubakimoto Kogyo Co., Ltd.	1,600	55,530
Tsudakoma Corp. (c)	1,600	25,253

See accompanying notes to financial statements.

BHFTII-28

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Tsugami Corp.	17,000	$150,442
Tsukada Global Holdings, Inc.	7,200	41,567
Tsukamoto Corp. Co., Ltd.	2,100	23,296
Tsukishima Kikai Co., Ltd.	8,600	122,558
Tsukuba Bank, Ltd.	34,500	80,593
Tsukui Corp.	18,800	169,607
Tsurumi Manufacturing Co., Ltd.	6,100	102,587
Tsutsumi Jewelry Co., Ltd.	3,200	53,059
TTK Co., Ltd.	4,000	28,897
TV Asahi Holdings Corp.	600	13,144
TV Tokyo Holdings Corp.	3,700	113,026
TYK Corp.	6,000	20,670
U-Shin, Ltd. (c)	8,400	53,680
UACJ Corp.	10,685	229,968
Uchida Yoko Co., Ltd.	4,200	145,880
Ueki Corp.	1,100	26,336
UKC Holdings Corp.	5,000	101,832
Ulvac, Inc.	4,700	178,979
UMC Electronics Co., Ltd.	400	8,763
Uniden Holdings Corp.	25,000	70,712
Union Tool Co.	3,400	106,211
Unipres Corp.	13,900	271,981
United Arrows, Ltd.	6,000	223,763
United Super Markets Holdings, Inc.	20,700	267,752
UNITED, Inc.	2,200	52,978
Unitika, Ltd. (c)	15,600	88,744
Unizo Holdings Co., Ltd.	6,000	111,716
Usen-Next Holdings Co., Ltd. (c)	2,700	30,004
Ushio, Inc.	39,000	494,502
UT Group Co., Ltd. (c)	7,600	284,006
Utoc Corp.	5,100	23,706
Uzabase, Inc. (c)	1,200	35,445
V Technology Co., Ltd.	800	147,664
Valor Holdings Co., Ltd.	11,800	269,115
ValueCommerce Co., Ltd.	3,200	53,293
Vector, Inc.	4,800	99,073
VeriServe Corp.	500	16,224
VIA Holdings, Inc. (c)	1,600	10,599
Village Vanguard Co., Ltd.	2,300	21,138
Vision, Inc. (c)	700	23,488
Vital KSK Holdings, Inc.	14,200	147,920
Vitec Holdings Co., Ltd.	3,700	74,437
Voyage Group, Inc.	1,500	16,075
VT Holdings Co., Ltd.	24,300	127,790
Wacoal Holdings Corp.	14,500	422,427
Wacom Co., Ltd.	12,400	70,365
Wakachiku Construction Co., Ltd.	4,600	68,214
Wakamoto Pharmaceutical Co., Ltd.	9,000	24,130
Wakita & Co., Ltd.	15,300	160,451
Warabeya Nichiyo Holdings Co., Ltd.	5,000	114,672
Watahan & Co., Ltd.	600	17,938
WATAMI Co., Ltd.	7,600	99,654
WDB Holdings Co., Ltd.	900	27,042
Weathernews, Inc.	2,100	63,765
West Holdings Corp.	7,200	48,098
Will Group, Inc.	2,200	21,122
WIN-Partners Co., Ltd.	1,600	21,690

Japan—(Continued)
WirelessGate, Inc.	1,000	11,770
Wood One Co., Ltd.	2,600	33,449
World Holdings Co., Ltd.	500	15,191
Wowow, Inc.	2,200	69,782
Xebio Holdings Co., Ltd.	8,700	138,546
Y.A.C. Holdings Co., Ltd.	3,900	31,812
YA-MAN, Ltd.	2,900	48,510
Yachiyo Industry Co., Ltd.	3,900	42,094
Yahagi Construction Co., Ltd.	10,900	87,132
Yaizu Suisankagaku Industry Co., Ltd.	4,400	49,252
Yakuodo Co., Ltd.	1,600	57,654
YAMABIKO Corp.	12,800	152,873
YAMADA Consulting Group Co., Ltd.	800	23,038
Yamagata Bank, Ltd. (The)	10,400	220,893
Yamaichi Electronics Co., Ltd.	8,200	111,814
Yamanashi Chuo Bank, Ltd. (The)	59,000	224,018
Yamashin-Filter Corp.	4,000	38,888
Yamatane Corp.	3,400	70,481
Yamato Corp.	6,600	41,122
Yamato International, Inc.	6,700	37,401
Yamato Kogyo Co., Ltd.	10,500	317,081
Yamaya Corp.	1,150	34,422
Yamazawa Co., Ltd.	1,000	16,839
Yamazen Corp.	19,500	186,227
Yaoko Co., Ltd.	4,300	237,003
Yashima Denki Co., Ltd.	7,500	64,723
Yasuda Logistics Corp.	7,400	60,146
Yasunaga Corp.	900	14,651
Yellow Hat, Ltd.	5,800	170,975
Yodogawa Steel Works, Ltd.	7,600	193,884
Yokogawa Bridge Holdings Corp.	12,800	303,427
Yokohama Reito Co., Ltd.	16,800	153,009
Yokowo Co., Ltd.	5,200	87,522
Yomeishu Seizo Co., Ltd.	3,000	67,019
Yomiuri Land Co., Ltd.	1,300	54,335
Yondenko Corp.	1,600	38,638
Yondoshi Holdings, Inc.	4,600	112,494
Yorozu Corp.	7,900	121,091
Yoshinoya Holdings Co., Ltd.	4,900	97,675
Yuasa Funashoku Co., Ltd.	1,300	41,140
Yuasa Trading Co., Ltd.	5,800	184,892
Yuken Kogyo Co., Ltd.	1,700	38,688
Yuki Gosei Kogyo Co., Ltd.	6,000	14,826
Yume No. Machi Souzou Iinkai Co., Ltd.	3,500	72,725
Yumeshin Holdings Co., Ltd.	10,100	105,609
Yurtec Corp.	12,000	98,372
Yushiro Chemical Industry Co., Ltd.	3,700	56,548
Yutaka Giken Co., Ltd.	600	14,152
Zappallas, Inc. (c)	4,900	16,579
Zenrin Co., Ltd.	10,950	264,746
ZERIA Pharmaceutical Co., Ltd.	5,700	123,265
ZIGExN Co., Ltd. (c)	8,400	66,967
Zojirushi Corp.	9,800	119,646
Zuiko Corp.	1,000	29,328
Zuken, Inc.	5,400	87,737

		172,513,080

See accompanying notes to financial statements.

BHFTII-29

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Jersey, Channel Islands—0.1%
Centamin plc	342,133	$537,172

Jordan—0.0%
Hikma Pharmaceuticals plc	5,114	101,200

Kazakhstan—0.1%
KAZ Minerals plc (c)	42,164	465,602

Liechtenstein—0.0%
Liechtensteinische Landesbank AG	2,973	182,974
VP Bank AG	358	68,186

		251,160

Luxembourg—0.1%
APERAM S.A.	21,182	908,846
L’Occitane International S.A.	42,750	70,527

		979,373

Macau—0.0%
Macau Legend Development, Ltd.	359,000	58,993

Malaysia—0.0%
Nam Cheong, Ltd. (a) (b) (c) (d)	321,000	895

Malta—0.1%
Kindred Group plc	49,057	617,146

Monaco—0.0%
Endeavour Mining Corp. (c)	16,215	290,961

Netherlands—2.7%
Aalberts Industries NV	34,547	1,653,030
Accell Group	11,127	237,598
AMG Advanced Metallurgical Group NV	11,371	636,741
Amsterdam Commodities NV	6,535	178,923
Arcadis NV	35,066	630,110
Argenx SE (c)	1,303	109,080
ASM International NV	19,662	1,083,832
Atrium European Real Estate, Ltd.	66,764	302,590
Basic-Fit NV (c)	1,627	54,881
BE Semiconductor Industries NV	37,120	1,000,091
Beter Bed Holding NV	5,373	43,368
BinckBank NV	28,201	159,569
Boskalis Westminster	23,702	689,776
Brack Capital Properties NV (c)	716	78,320
Brunel International NV	9,034	152,814
Corbion NV	20,382	649,183
Euronext NV	13,262	841,656
Flow Traders	7,457	290,233
ForFarmers NV	2,039	26,483
Fugro NV (c)	22,630	327,495
Funcom NV (c)	7,964	19,170
Gemalto NV (c)	19,133	1,112,926
GrandVision NV	2,702	60,648
Heijmans NV (c)	11,179	147,370
Hunter Douglas NV	2,423	178,261

Netherlands—(Continued)
IMCD Group NV	8,084	541,837
Intertrust NV	9,340	165,720
KAS Bank NV	6,580	75,081
Kendrion NV	4,048	165,330
Koninklijke BAM Groep NV	112,237	471,973
Koninklijke Vopak NV	17,682	816,206
Nederland Apparatenfabriek	2,241	119,248
New World Resources plc - A Shares (a) (b) (c) (d)	11,898	7
OCI NV (c)	16,061	432,906
Ordina NV	44,115	98,501
Philips Lighting NV	6,547	169,899
PostNL NV	176,338	660,393
Rhi Magnesita NV (e)	8,355	502,099
SBM Offshore NV	72,035	1,116,657
Sligro Food Group NV	10,629	557,085
SNS REAAL NV (a) (b) (c) (d)	105,329	0
Takeaway.com NV (c)	206	13,750
TKH Group NV	13,932	884,235
TomTom NV (c)	51,405	464,137
Van Lanschot Kempen NV	2,558	72,162
Wessanen	31,675	665,257

		18,656,631

New Zealand—0.7%
Abano Healthcare Group, Ltd.	880	5,246
Air New Zealand, Ltd.	155,053	333,327
Briscoe Group, Ltd.	13,123	31,549
Chorus, Ltd.	129,598	367,166
Ebos Group, Ltd.	22,764	276,645
Eroad, Ltd. (c)	4,808	11,638
Freightways, Ltd.	38,693	204,930
Genesis Energy, Ltd.	71,444	118,042
Gentrack Group, Ltd.	6,656	32,095
Hallenstein Glasson Holdings, Ltd.	19,012	61,154
Heartland Bank, Ltd.	72,313	83,248
Infratil, Ltd.	173,171	396,266
Investore Property, Ltd.	15,456	15,604
Kathmandu Holdings, Ltd.	24,348	47,950
Mainfreight, Ltd.	21,023	395,727
Methven, Ltd.	19,898	13,745
Metlifecare, Ltd.	34,148	144,754
Metro Performance Glass, Ltd.	8,816	5,551
Michael Hill International, Ltd.	82,929	60,653
New Zealand Oil & Gas, Ltd. (c)	4,881	1,983
New Zealand Refining Co., Ltd. (The)	27,432	45,369
NZME, Ltd.	71,247	41,375
NZX, Ltd.	83,876	64,187
Pacific Edge, Ltd. (c)	17,353	3,408
PGG Wrightson, Ltd.	58,545	26,172
Port of Tauranga, Ltd.	74,736	258,084
Pushpay Holdings, Ltd. (c)	3,934	11,159
Restaurant Brands New Zealand, Ltd.	33,397	176,403
Rubicon, Ltd. (c)	9,922	1,952
Sanford, Ltd.	314	1,633
Scales Corp., Ltd.	11,331	35,600
Skellerup Holdings, Ltd.	29,759	40,094

See accompanying notes to financial statements.

BHFTII-30

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

New Zealand—(Continued)
SKY Network Television, Ltd.	114,579	$200,760
SKYCITY Entertainment Group, Ltd.	173,489	474,272
Summerset Group Holdings, Ltd.	32,970	170,763
Synlait Milk, Ltd. (c)	6,855	53,091
Tilt Renewables, Ltd.	13,980	19,586
Tourism Holdings, Ltd.	21,653	97,504
TOWER, Ltd. (c)	59,836	31,238
Trade Me Group, Ltd.	106,241	335,159
Trustpower, Ltd.	13,980	53,536
Vector, Ltd.	36,949	84,812
Warehouse Group, Ltd. (The)	39,693	55,346
Z Energy, Ltd.	8,722	44,706

		4,933,482

Norway—0.8%
ABG Sundal Collier Holding ASA	112,462	82,377
AF Gruppen ASA	945	15,249
Akastor ASA (c)	29,737	65,349
Aker Solutions ASA (c)	27,627	193,340
American Shipping Co. ASA (c)	12,027	43,432
Archer, Ltd. (c)	19,287	25,315
Atea ASA	19,449	280,250
Austevoll Seafood ASA	22,546	270,819
Avance Gas Holding, Ltd. (c)	10,307	25,819
Axactor AB (c)	33,599	100,105
B2Holding ASA	10,283	21,432
Bonheur ASA	10,311	139,788
Borregaard ASA	18,087	195,043
BW Offshore, Ltd. (c)	29,311	149,646
DNO ASA (c)	140,550	258,636
DOF ASA (c)	27,347	28,015
Ekornes ASA	7,857	132,995
Fred Olsen Energy ASA (c) (e)	4,442	4,930
Frontline, Ltd. (c)	16,616	96,827
Grieg Seafood ASA	11,731	123,553
Hexagon Composites ASA	24,991	84,296
Hoegh LNG Holdings, Ltd.	13,626	75,259
Kongsberg Automotive ASA (c)	176,177	202,210
Kvaerner ASA (c)	60,872	128,357
NEL ASA (c) (e)	160,388	62,615
Nordic Nanovector ASA (c)	3,239	24,101
Nordic Semiconductor ASA (c)	36,041	230,374
Norway Royal Salmon ASA	3,880	86,597
Norwegian Air Shuttle ASA (c)	8,756	265,956
Norwegian Finans Holding ASA (c)	5,819	64,465
Norwegian Property ASA	19,699	26,113
Ocean Yield ASA	7,272	63,456
Odfjell Drilling, Ltd. (c)	15,318	63,307
Odfjell SE - A Shares	1,949	8,039
Otello Corp. ASA (c)	21,316	56,337
Petroleum Geo-Services ASA (c)	61,434	286,704
PhotoCure ASA (c)	5,477	20,932
ProSafe SE (c)	7,802	17,849
Protector Forsikring ASA (c)	13,480	109,651
Q-Free ASA (c)	24,256	23,821
Sbanken ASA	9,155	96,214

Norway—(Continued)
Scatec Solar ASA	20,796	140,511
Selvaag Bolig ASA	3,405	17,459
Sevan Marine ASA (c)	16,466	28,877
Solstad Farstad ASA (c) (e)	32,766	26,982
Stolt-Nielsen, Ltd.	7,397	115,069
Treasure ASA	21,003	33,474
Veidekke ASA	27,432	275,817
Wilh Wilhelmsen Holding ASA - Class A	4,777	119,492
XXL ASA (e)	17,225	139,532

		5,146,786

Peru—0.0%
Hochschild Mining plc	74,658	187,532

Philippines—0.0%
Del Monte Pacific, Ltd.	77,636	10,087

Portugal—0.4%
Altri SGPS S.A.	27,747	280,071
Banco Comercial Portugues S.A. - Class R (c)	2,143,248	643,246
Banco Espirito Santo S.A. (a) (b) (c) (d)	89,078	0
CTT-Correios de Portugal S.A. (e)	34,069	119,483
Mota-Engil SGPS S.A.	40,942	137,236
Navigator Co. S.A. (The)	71,289	424,187
NOS SGPS S.A.	73,113	400,510
Novabase SGPS S.A.	7,827	24,822
REN - Redes Energeticas Nacionais SGPS S.A.	118,370	331,595
Semapa-Sociedade de Investimento e Gestao	4,163	111,473
Sonae SGPS S.A.	280,308	336,726
Teixeira Duarte S.A.	59,382	17,393

		2,826,742

Russia—0.0%
Evraz plc	13,430	90,075
Petropavlovsk plc (c)	192,556	20,234

		110,309

Singapore—1.1%
Abterra, Ltd. (c) (d)	51,720	1,101
Accordia Golf Trust	74,500	33,648
AEM Holdings, Ltd.	19,200	15,814
Ascendas India Trust	171,500	127,146
ASL Marine Holdings, Ltd. (c)	52,500	3,661
Baker Technology, Ltd.	33,200	12,302
Banyan Tree Holdings, Ltd.	97,700	37,975
Best World International, Ltd.	56,100	51,064
Bonvests Holdings, Ltd.	18,000	17,572
Boustead Projects, Ltd.	24,607	14,639
Boustead Singapore, Ltd.	82,025	46,974
BreadTalk Group, Ltd.	54,200	47,278
Bukit Sembawang Estates, Ltd.	69,100	292,829
BW LPG, Ltd. (c)	20,180	80,538
Centurion Corp., Ltd.	38,000	12,115
China Aviation Oil Singapore Corp., Ltd.	94,800	102,767
Chip Eng Seng Corp., Ltd.	157,000	96,621

See accompanying notes to financial statements.

BHFTII-31

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Singapore—(Continued)
Chuan Hup Holdings, Ltd.	125,000	$27,507
CITIC Envirotech, Ltd.	207,500	83,669
CNQC International Holdings, Ltd.	82,500	25,001
ComfortDelGro Corp., Ltd.	152,800	263,163
COSCO Shipping International Singapore Co., Ltd. (c)	272,500	74,685
Creative Technology, Ltd. (c)	16,300	66,505
CSE Global, Ltd.	197,000	62,071
CW Group Holdings, Ltd. (a) (b)	106,000	5,946
Delfi, Ltd.	66,000	60,551
Dyna-Mac Holdings, Ltd. (c)	98,000	8,858
Elec & Eltek International Co., Ltd.	23,000	32,162
Ezion Holdings, Ltd. (b) (c)	753,729	50,071
Ezra Holdings, Ltd. (a) (b) (c) (d)	1,000,703	15,198
Far East Orchard, Ltd.	74,044	72,311
First Resources, Ltd.	86,700	99,131
Food Empire Holdings, Ltd.	54,000	25,955
Fragrance Group, Ltd. (c)	752,800	80,688
Gallant Venture, Ltd. (c)	126,000	12,319
Geo Energy Resources, Ltd.	155,000	24,398
GK Goh Holdings, Ltd.	12,000	8,889
GL, Ltd.	188,000	108,271
Golden Agri-Resources, Ltd.	988,100	220,971
Golden Energy & Resources, Ltd.	69,000	17,700
GuocoLand, Ltd.	35,500	52,895
Halcyon Agri Corp., Ltd.	188,713	71,245
Hanwell Holdings, Ltd.	19,000	2,923
Haw Par Corp., Ltd.	15,900	156,525
Hi-P International, Ltd.	50,200	43,569
Hiap Hoe, Ltd.	58,000	37,712
Ho Bee Land, Ltd.	67,200	116,749
Hong Fok Corp., Ltd.	146,740	72,141
Hong Leong Asia, Ltd.	41,000	27,019
Hotel Grand Central, Ltd.	25,900	25,894
Hour Glass, Ltd. (The)	129,000	60,674
Hwa Hong Corp., Ltd.	138,000	33,424
Hyflux, Ltd. (a) (b) (c) (d)	179,500	8,975
iFAST Corp., Ltd.	25,500	19,809
IGG, Inc.	167,000	212,730
Indofood Agri Resources, Ltd.	152,000	23,958
Japfa, Ltd.	89,700	41,710
k1 Ventures, Ltd. (a) (b) (c) (d)	80,800	5,812
Kenon Holdings, Ltd.	2,312	35,149
Keppel Infrastructure Trust	549,659	209,913
Keppel Telecommunications & Transportation, Ltd.	44,000	47,099
Koh Brothers Group, Ltd.	97,000	20,253
KSH Holdings, Ltd.	25,700	12,239
Lian Beng Group, Ltd.	116,900	43,282
Low Keng Huat Singapore, Ltd.	122,600	54,919
Lum Chang Holdings, Ltd.	115,000	29,145
M1, Ltd.	89,500	105,206
Metro Holdings, Ltd.	141,600	118,281
Mewah International, Inc.	110,000	22,068
Midas Holdings, Ltd. (a) (b) (c) (d)	452,000	47,771
NSL, Ltd.	15,000	14,096
Overseas Union Enterprise, Ltd.	119,200	136,453
Oxley Holdings, Ltd.	142,164	43,223
Pan-United Corp., Ltd.	53,750	12,215

Singapore—(Continued)
Penguin International, Ltd.	64,333	16,452
Q&M Dental Group Singapore, Ltd.	41,800	15,656
QAF, Ltd.	74,167	49,763
Raffles Education Corp., Ltd. (c)	500,206	63,313
Raffles Medical Group, Ltd.	148,756	110,460
RHT Health Trust	84,400	48,000
Rickmers Maritime (a) (b) (c) (d)	110,000	0
Riverstone Holdings, Ltd.	59,300	43,552
Roxy-Pacific Holdings, Ltd.	94,325	33,592
SBS Transit, Ltd.	40,500	77,302
Sembcorp Marine, Ltd.	131,000	195,785
Sheng Siong Group, Ltd.	133,900	104,105
SHS Holdings, Ltd.	47,000	7,927
SIA Engineering Co., Ltd.	44,300	102,052
SIIC Environment Holdings, Ltd.	167,400	51,708
Sinarmas Land, Ltd.	618,500	138,278
Sing Holdings, Ltd.	82,000	25,532
Singapore Post, Ltd.	281,700	260,047
Singapore Press Holdings, Ltd.	218,200	415,643
Singapore Reinsurance Corp., Ltd.	1,000	231
Stamford Land Corp., Ltd.	278,000	97,866
StarHub, Ltd.	107,000	130,164
Sunningdale Tech, Ltd.	41,100	38,446
Swiber Holdings, Ltd. (a) (b) (c) (d)	117,749	1,763
Tuan Sing Holdings, Ltd.	169,000	50,830
UMS Holdings, Ltd.	116,250	70,442
United Engineers, Ltd.	138,000	284,598
United Industrial Corp., Ltd.	13,600	32,424
United Overseas Insurance, Ltd.	4,000	20,257
UOB-Kay Hian Holdings, Ltd.	136,495	127,288
UPP Holdings, Ltd.	46,000	7,279
Vibrant Group, Ltd.	47,600	11,179
Vicom, Ltd.	2,000	8,924
Wee Hur Holdings, Ltd.	85,000	13,786
Wheelock Properties Singapore, Ltd.	66,800	79,998
Wing Tai Holdings, Ltd.	159,621	232,802
Xinghua Port Holdings, Ltd.	53,750	6,572
XP Power, Ltd.	4,116	191,763
Yeo Hiap Seng, Ltd.	19,712	14,626
Yongnam Holdings, Ltd. (c)	241,875	47,991

		7,633,536

South Africa—0.0%
Petra Diamonds, Ltd. (c) (e)	279,686	206,415

Spain—2.6%
Acciona S.A. (e)	7,805	645,540
Acerinox S.A.	70,013	925,086
Adveo Group International S.A. (c)	6,292	10,532
Alantra Partners S.A.	4,852	88,535
Almirall S.A.	20,705	276,858
Amper S.A. (c)	196,048	67,836
Applus Services S.A.	20,814	277,551
Atresmedia Corp. de Medios de Comunicacion S.A.	21,362	179,533
Azkoyen S.A.	1,608	15,771
Baron de Ley (c)	1,039	139,862

See accompanying notes to financial statements.

BHFTII-32

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Spain—(Continued)
Bolsas y Mercados Espanoles SHMSF S.A.	27,936	$921,962
Caja de Ahorros del Mediterraneo (a) (b) (c) (d)	14,621	0
Cellnex Telecom S.A.	33,227	836,119
Cia de Distribucion Integral Logista Holdings S.A.	5,901	152,596
Cie Automotive S.A.	17,266	508,482
Construcciones y Auxiliar de Ferrocarriles S.A.	5,880	281,973
Distribuidora Internacional de Alimentacion S.A.	184,598	537,270
Duro Felguera S.A. (c) (e)	27,756	9,328
Ebro Foods S.A.	25,801	601,991
eDreams ODIGEO S.A. (c)	14,588	59,149
Elecnor S.A.	11,262	167,104
Enagas S.A.	50,570	1,477,496
Ence Energia y Celulosa S.A	61,968	549,080
Ercros S.A.	60,314	313,423
Euskaltel S.A.	4,675	42,248
Faes Farma S.A.	131,897	558,625
Fluidra S.A.	12,850	205,699
Global Dominion Access S.A. (c)	22,896	124,054
Grupo Catalana Occidente S.A.	20,412	908,722
Grupo Empresarial San Jose S.A. (c)	8,320	38,068
Grupo Ezentis S.A. (c)	39,717	33,830
Iberpapel Gestion S.A.	612	25,856
Indra Sistemas S.A. (c)	42,149	503,192
Laboratorios Farmaceuticos Rovi S.A.	3,511	64,297
Liberbank S.A. (c)	254,592	129,700
Mediaset Espana Comunicacion S.A.	49,361	415,415
Melia Hotels International S.A.	24,250	332,206
Miquel y Costas & Miquel S.A.	6,972	262,844
NH Hotel Group S.A.	69,951	516,704
Obrascon Huarte Lain S.A. (e)	35,775	114,321
Papeles y Cartones de Europa S.A.	22,293	440,907
Pharma Mar S.A. (c)	72,263	128,027
Prim S.A.	3,013	44,341
Promotora de Informaciones S.A. - Class A (c) (e)	87,762	164,561
Prosegur Cia de Seguridad S.A.	54,905	358,262
Quabit Inmobiliaria S.A. (c)	21,835	49,179
Realia Business S.A. (c)	112,366	140,059
Sacyr S.A.	113,378	309,362
Solaria Energia y Medio Ambiente S.A. (c)	19,439	153,330
Talgo S.A.	7,525	45,135
Tecnicas Reunidas S.A. (e)	11,115	357,827
Tubacex S.A. (c) (e)	28,250	93,758
Tubos Reunidos S.A. (c)	21,752	8,015
Vidrala S.A.	7,271	692,046
Viscofan S.A.	14,797	1,007,185
Vocento S.A. (c)	18,128	29,319
Zardoya Otis S.A.	22,375	213,493

		17,553,664

Sweden—2.5%
AAK AB	11,466	182,087
Acando AB	32,705	114,571
AddLife AB	8,064	171,118
AddNode Group AB	2,531	25,194
AddTech AB - B Shares	21,786	480,876
AF AB - B Shares	20,420	466,445

Sweden—(Continued)
Ahlsell AB	11,855	69,905
Ahlstrom-Munksjo Oyj	17,418	314,403
Alimak Group AB	5,926	90,708
Arise AB (c)	4,852	7,991
Atrium Ljungberg AB - B Shares	6,009	96,920
Avanza Bank Holding AB	7,660	393,085
BE Group AB (c)	1,962	10,988
Beijer Alma AB	15,250	211,332
Beijer Electronics Group AB (c)	7,843	34,935
Beijer Ref AB	20,376	368,952
Bergman & Beving AB - B Shares	12,796	135,054
Betsson AB (c)	30,653	185,981
Bilia AB - A Shares	34,008	265,422
BillerudKorsnas AB	8,804	124,333
BioGaia AB - B Shares	5,094	227,120
Biotage AB	15,339	196,375
Bjorn Borg AB (c)	9,936	25,273
Bonava AB	928	11,237
Bonava AB - B Shares	684	8,021
Bravida Holding AB	8,570	68,050
Bufab AB	5,735	72,536
Bulten AB	3,161	36,786
Bure Equity AB	17,448	196,986
Byggmax Group AB	18,326	79,730
Capio AB	3,843	18,387
Catena AB	4,388	85,594
Clas Ohlson AB - B Shares (e)	13,900	110,472
Cloetta AB - B Shares	92,493	280,548
Com Hem Holding AB	15,039	244,319
Concordia Maritime AB - B Shares (c)	4,217	4,828
Corem Property Group AB - B Shares	12,248	12,748
Dios Fastigheter AB	31,852	191,047
Dometic Group AB	13,336	130,905
Doro AB (c)	3,391	15,963
Duni AB	14,094	201,752
Dustin Group AB	14,210	127,944
Eastnine AB	7,088	74,058
Enea AB (c)	1,163	11,684
Fabege AB	17,479	208,374
Fagerhult AB	13,852	118,417
FastPartner AB	3,933	21,286
Granges AB	17,312	226,477
Gunnebo AB	12,816	38,162
Haldex AB	16,480	163,358
Hemfosa Fastigheter AB	20,056	234,531
HIQ International AB	21,790	150,652
HMS Networks AB	630	10,772
Hoist Finance AB	3,141	22,925
Holmen AB - B Shares	22,293	506,090
Indutrade AB	15,436	368,375
Inwido AB	3,779	27,030
ITAB Shop Concept AB - Class B	1,944	7,699
JM AB	23,748	423,740
KappAhl AB	29,980	107,678
Karo Pharma AB	16,177	53,430
Klovern AB - B Shares	131,906	146,254
Know It AB	9,489	182,503

See accompanying notes to financial statements.

BHFTII-33

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Sweden—(Continued)
Kungsleden AB	56,456	$389,265
Lagercrantz Group AB - B Shares	19,997	217,855
Lindab International AB	21,316	156,044
Loomis AB - Class B	12,963	450,045
Medivir AB - B Shares (c) (e)	10,470	38,444
Mekonomen AB	9,225	127,467
Modern Times Group MTG AB - B Shares	7,406	309,686
Momentum Group AB - Class B (c)	12,796	157,789
MQ Holding AB	9,112	14,421
Mycronic AB (e)	25,742	287,669
NCC AB - B Shares	10,921	181,427
Nederman Holding AB	2,796	31,390
Net Insight AB - Class B (c)	74,697	34,914
NetEnt AB (c)	45,991	245,103
New Wave Group AB - B Shares	15,773	92,453
Nobia AB	40,224	309,393
Nobina AB	17,655	135,151
Nolato AB - B Shares	9,452	762,260
NP3 Fastigheter AB	4,031	25,252
OEM International AB - B Shares	498	10,065
Opus Group AB	46,122	33,355
Pandox AB	2,349	39,865
Peab AB	53,219	400,568
Platzer Fastigheter Holding AB	3,990	26,027
Pricer AB - B Shares (e)	32,212	31,618
Proact IT Group AB	2,832	53,099
Qliro Group AB (c)	5,924	8,808
Ratos AB - B Shares	40,725	135,978
RaySearch Laboratories AB (c)	4,401	51,531
Recipharm AB - B Shares (c)	6,307	94,306
Sagax AB - Class B	14,540	180,053
SAS AB (c)	30,409	58,294
Scandi Standard AB	11,334	72,482
Sectra AB - B Shares (c)	4,644	123,074
Semcon AB	5,540	35,112
Sensys Gatso Group AB (c)	188,953	26,397
SkiStar AB	9,076	189,045
Sweco AB - B Shares	14,540	342,546
Systemair AB	4,286	42,531
Thule Group AB	18,990	471,398
Troax Group AB	981	31,517
Vitrolife AB	19,145	280,397
Wallenstam AB - B Shares	45,243	406,656
Wihlborgs Fastigheter AB	53,876	622,897

		16,934,063

Switzerland—4.9%
Allreal Holding AG (c)	3,866	630,288
Alpiq Holding AG (c)	156	11,792
ALSO Holding AG (c)	645	77,155
APG SGA S.A.	468	175,412
Arbonia AG (c)	10,560	174,047
Aryzta AG (c) (e)	18,845	283,063
Ascom Holding AG	12,379	224,305
Autoneum Holding AG	1,187	277,756
Bachem Holding AG - Class B	1,074	141,722

Switzerland—(Continued)
Bank Cler AG	2,047	107,458
Banque Cantonale de Geneve	750	140,777
Banque Cantonale Vaudoise	538	413,674
Belimo Holding AG	131	569,787
Bell Food Group AG	880	282,094
Bellevue Group AG (c)	3,322	77,796
Berner Kantonalbank AG	1,950	359,498
BFW Liegenschaften AG (c)	528	22,754
BKW AG	4,798	310,057
Bobst Group S.A.	3,743	383,405
Bossard Holding AG - Class A	2,139	397,419
Bucher Industries AG	2,604	871,719
Burckhardt Compression Holding AG	1,124	399,098
Burkhalter Holding AG	1,291	109,301
Calida Holding AG (c)	2,002	72,563
Carlo Gavazzi Holding AG	48	16,090
Cembra Money Bank AG	6,042	475,535
Cham Group AG (c)	113	49,708
Cicor Technologies, Ltd.	644	45,108
Cie Financiere Tradition S.A.	579	61,047
Coltene Holding AG	971	99,587
Conzzeta AG	292	336,052
Daetwyler Holding AG	2,846	547,530
DKSH Holding AG	4,251	299,472
dormakaba Holding AG (c)	840	588,600
EDAG Engineering Group AG (c)	696	13,478
EFG International AG (c)	20,307	152,295
Emmi AG	773	658,341
Energiedienst Holding AG	3,017	88,729
Feintool International Holding AG	588	63,032
Fenix Outdoor International AG	883	107,420
Ferrexpo plc	57,307	138,508
Flughafen Zurich AG	3,138	640,433
Forbo Holding AG	313	467,682
GAM Holding AG	68,723	949,270
Georg Fischer AG	1,225	1,569,861
Gurit Holding AG	164	133,172
Helvetia Holding AG	2,402	1,372,646
Hiag Immobilien Holding AG	977	117,863
Highlight Communications AG (c) (e)	7,829	49,408
HOCHDORF Holding AG (c)	174	49,386
Huber & Suhner AG (e)	5,559	339,314
Implenia AG	6,413	488,105
Inficon Holding AG	568	288,903
Interroll Holding AG	220	386,001
Intershop Holding AG	395	201,356
IWG plc	206,169	866,047
Jungfraubahn Holding AG	85	12,612
Kardex AG (c)	2,247	311,373
Komax Holding AG	1,213	320,049
Kudelski S.A. (c) (e)	13,221	123,961
LEM Holding S.A.	246	367,356
Logitech International S.A.	14,073	619,604
Luzerner Kantonalbank AG	1,452	754,790
MCH Group AG (c)	831	41,341
Metall Zug AG - B Shares	66	209,126
Mikron Holding AG	474	4,681

See accompanying notes to financial statements.

BHFTII-34

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Switzerland—(Continued)
Mobilezone Holding AG	10,014	$101,271
Mobimo Holding AG	2,761	682,795
OC Oerlikon Corp. AG	57,156	875,053
Orascom Development Holding AG (c)	5,250	78,611
Orell Fuessli Holding AG	428	46,659
Oriflame Holding AG	4,601	148,317
Orior AG	2,240	192,678
Panalpina Welttransport Holding AG	2,641	359,589
Phoenix Mecano AG	274	182,876
Plazza AG - Class A	292	66,901
PSP Swiss Property AG	9,856	914,955
Rieter Holding AG	1,344	232,446
Romande Energie Holding S.A.	111	132,937
Schaffner Holding AG (c)	238	78,196
Schmolz & Bickenbach AG (c)	161,565	126,286
Schweiter Technologies AG	381	397,647
SFS Group AG	2,693	284,717
Siegfried Holding AG	1,571	628,727
St. Galler Kantonalbank AG	1,123	584,398
Sulzer AG	4,412	535,172
Sunrise Communications Group AG	6,505	530,208
Swiss Prime Site AG	1,155	106,249
Swissquote Group Holding S.A.	3,968	219,803
Tamedia AG	904	136,925
Tecan Group AG	2,492	605,852
U-Blox Holding AG	2,262	449,067
Valiant Holding AG	5,102	577,544
Valora Holding AG	1,467	479,680
VAT Group AG (c)	4,428	591,879
Vaudoise Assurances Holding S.A.	423	220,135
Vetropack Holding AG	88	177,398
Von Roll Holding AG (c)	7,038	8,511
Vontobel Holding AG	9,780	709,751
VZ Holding AG	435	136,451
Walliser Kantonalbank	1,160	135,900
Walter Meier AG	872	26,225
Warteck Invest AG (c)	15	29,372
Ypsomed Holding AG (e)	1,361	198,279
Zehnder Group AG	3,984	165,143
Zug Estates Holding AG - B Shares	83	144,157
Zuger Kantonalbank AG	59	351,506

		33,588,078

United Arab Emirates—0.0%
Lamprell plc (c)	100,553	125,265

United Kingdom—15.0%
4imprint Group plc	7,338	166,695
888 Holdings plc	72,434	257,686
A.G. Barr plc	36,511	331,271
AA plc	96,328	157,753
Acacia Mining plc (c)	56,954	94,311
Afren plc (a) (b) (c) (d)	251,096	0
Aggreko plc	27,877	248,503
Air Partner plc	4,960	7,277
Anglo Pacific Group plc	35,633	67,233

United Kingdom—(Continued)
Anglo-Eastern Plantations plc	4,252	38,720
Arrow Global Group plc	27,741	88,590
Ascential plc	3,642	21,726
Ashmore Group plc	93,849	461,854
Auto Trader Group plc	221,621	1,245,490
AVEVA Group plc	4,501	159,439
Avon Rubber plc	10,973	207,132
B&M European Value Retail S.A.	78,714	419,694
Balfour Beatty plc	232,244	869,255
BBA Aviation plc	400,738	1,805,060
Beazley plc	180,462	1,395,446
Bellway plc	36,505	1,446,825
Bloomsbury Publishing plc	25,349	78,930
Bodycote plc	84,979	1,096,486
Bovis Homes Group plc	60,601	915,931
Braemar Shipping Services plc	7,120	24,442
Brewin Dolphin Holdings plc	93,719	439,213
Britvic plc	69,759	716,836
BTG plc (c)	60,182	409,910
Cairn Energy plc (c)	234,247	772,502
Cambian Group plc	11,987	24,076
Capita plc	25,195	53,105
Capital & Counties Properties plc	182,052	690,200
Carclo plc (c)	16,990	18,118
Card Factory plc	15,642	40,699
Carr’s Group plc	15,540	30,148
Castings plc	2,870	15,517
Centaur Media plc	92,526	58,326
Chemring Group plc	123,138	361,532
Chesnara plc	58,648	280,160
Cineworld Group plc	352,995	1,236,960
City of London Investment Group plc	2,966	16,050
Clarkson plc	4,757	144,290
Close Brothers Group plc	58,401	1,144,847
CLS Holdings plc	44,000	132,670
CMC Markets plc	27,108	71,389
Cobham plc (c)	641,178	1,087,773
Communisis plc	57,478	40,466
Computacenter plc	29,696	566,179
Concentric AB	16,079	275,895
Connect Group plc	80,499	32,850
Consort Medical plc	22,450	353,140
Costain Group plc	25,859	150,137
Countryside Properties plc	13,591	61,673
Countrywide plc (c)	2,910	1,447
Cranswick plc	19,204	853,484
Crest Nicholson Holdings plc	41,560	213,600
Daejan Holdings plc	1,597	123,890
Daily Mail & General Trust plc - Class A	92,436	902,782
Dairy Crest Group plc	51,743	334,960
De La Rue plc	32,774	240,344
Debenhams plc (e)	426,182	83,725
Dechra Pharmaceuticals plc	5,276	193,524
Devro plc	61,396	161,359
DFS Furniture plc	5,640	15,292
Dialight plc (c)	3,360	22,263
Dialog Semiconductor plc (c)	22,851	348,135

See accompanying notes to financial statements.

BHFTII-35

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

United Kingdom—(Continued)
Dignity plc	15,295	$202,800
Diploma plc	36,236	625,191
DiscoverIE Group plc	17,866	102,678
Dixons Carphone plc	34,959	86,063
Domino’s Pizza Group plc	147,744	674,674
Drax Group plc	137,597	595,103
Dunelm Group plc	12,749	84,909
EI Group plc (c)	245,184	472,348
Electrocomponents plc	144,009	1,440,284
Elementis plc	161,864	539,692
EnQuest plc (c)	582,443	270,284
Equiniti Group plc	9,267	30,133
Essentra plc	78,989	500,673
esure Group plc	25,635	73,533
Euromoney Institutional Investor plc	14,736	260,815
FDM Group Holdings plc	4,133	53,431
Fidessa Group plc	13,891	708,568
Findel plc (c)	17,439	64,444
Firstgroup plc (c)	412,049	453,688
Foxtons Group plc	60,218	45,041
Fuller Smith & Turner plc - Class A	7,667	96,133
Galliford Try plc	49,848	574,494
Games Workshop Group plc	8,830	348,662
Gem Diamonds, Ltd. (c)	35,552	57,045
Genus plc	17,359	602,786
Georgia Capital plc (c)	7,105	96,581
Go-Ahead Group plc	12,021	251,873
Gocompare.Com Group plc	86,389	149,331
Goodwin plc	188	4,752
Grafton Group plc	88,160	925,349
Grainger plc	101,157	410,918
Greene King plc	121,167	919,845
Greggs plc	34,690	455,006
Gulf Keystone Petroleum, Ltd. (c)	37,844	124,747
Gym Group plc (The)	24,108	87,424
Halfords Group plc	89,687	410,299
Halma plc	18,259	329,699
Hays plc	446,829	1,100,062
Headlam Group plc	43,642	281,160
Helical plc	47,664	213,350
Henry Boot plc	8,542	33,008
Hill & Smith Holdings plc	29,060	567,026
Hilton Food Group plc	5,520	72,545
Hiscox, Ltd.	74,782	1,503,744
Hogg Robinson Group plc	72,262	113,983
HomeServe plc	83,112	983,524
Howden Joinery Group plc	199,363	1,410,010
Hunting plc (c)	52,837	540,129
Huntsworth plc	48,209	76,565
Ibstock plc	33,840	133,588
IG Group Holdings plc	127,101	1,444,105
IMI plc	59,234	884,502
Inchcape plc	161,511	1,663,278
Indivior plc (c)	173,858	871,749
Informa plc	112,818	1,242,974
Inmarsat plc	94,184	683,341
Intermediate Capital Group plc	55,504	806,046

United Kingdom—(Continued)
International Personal Finance plc	79,366	213,533
Interserve plc (c) (e)	69,361	58,107
IP Group plc (c)	139,902	234,065
ITE Group plc	82,799	87,402
J.D. Wetherspoon plc	28,929	480,725
Jackpotjoy plc (c)	10,090	127,713
James Fisher & Sons plc	20,005	461,279
Jardine Lloyd Thompson Group plc	40,916	690,587
JD Sports Fashion plc	136,152	791,429
John Menzies plc	24,573	203,307
John Wood Group plc	152,606	1,259,534
Jupiter Fund Management plc	117,655	691,812
Just Group plc	10,076	17,947
Kcom Group plc	172,562	220,501
Keller Group plc	25,571	342,043
Kier Group plc	30,426	385,180
Lancashire Holdings, Ltd.	67,933	508,275
Lonmin plc (c)	12,029	6,654
Lookers plc	131,372	187,936
Low & Bonar plc	37,972	24,333
LSL Property Services plc	11,741	41,277
Man Group plc	598,620	1,388,309
Marshalls plc	63,336	340,850
Marston’s plc	258,409	339,278
McBride plc (d)	63,975	112,645
McColl’s Retail Group plc	12,767	35,443
Mears Group plc	41,542	186,939
Meggitt plc	179,350	1,167,310
Melrose Industries plc	208,268	584,446
Merlin Entertainments plc	16,987	86,672
Metro Bank plc (c)	2,816	119,754
Millennium & Copthorne Hotels plc	54,328	380,701
Mitchells & Butlers plc	70,418	241,951
Mitie Group plc	119,662	246,709
MJ Gleeson plc	1,214	12,732
Moneysupermarket.com Group plc	143,669	596,920
Morgan Advanced Materials plc	105,477	454,543
Morgan Sindall Group plc	17,569	333,325
Mothercare plc (c)	51,119	20,140
Motorpoint group plc	3	9
N Brown Group plc (e)	73,957	165,164
National Express Group plc	203,273	1,076,737
NCC Group plc	76,130	205,700
NEX Group plc	114,424	1,549,372
Norcros plc	4,097	11,615
Northgate plc	48,315	259,297
Ocado Group plc (c)	115,812	1,569,666
On the Beach Group plc	11,188	74,081
OneSavings Bank plc	21,394	115,902
Ophir Energy plc (c)	165,965	110,634
Oxford Instruments plc	13,946	184,454
Pagegroup plc	105,272	781,724
Paragon Banking Group plc	65,689	415,239
PayPoint plc	19,490	240,401
Pendragon plc	345,188	111,423
Pennon Group plc	139,688	1,464,082
Petrofac, Ltd.	56,513	435,414

See accompanying notes to financial statements.

BHFTII-36

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

United Kingdom—(Continued)
Phoenix Group Holdings	95,666	$854,544
Photo-Me International plc	65,132	87,526
Playtech plc	58,243	578,622
Polypipe Group plc	27,117	137,497
Porvair plc	4,494	28,898
Premier Foods plc (c)	334,879	167,495
Premier Oil plc (c)	229,230	388,640
PZ Cussons plc	102,110	303,630
QinetiQ Group plc	183,469	651,187
Rank Group plc	29,633	74,948
Rathbone Brothers plc	12,839	439,415
REA Holdings plc (c)	1,120	5,070
Redrow plc	98,104	689,831
Renewi plc	221,260	227,722
Renishaw plc	12,189	852,204
Renold plc (c) (e)	64,766	24,510
Restaurant Group plc (The)	51,945	192,859
Revolution Bars Group plc	5,460	10,448
Ricardo plc	13,452	170,091
Rightmove plc	10,373	726,818
RM plc	43,283	127,233
Robert Walters plc	14,599	134,846
Rotork plc	262,065	1,155,361
RPC Group plc (e)	140,988	1,391,679
RPS Group plc	100,537	339,063
S&U plc	343	11,596
Saga plc	79,549	131,469
Savills plc	62,765	719,959
SDL plc	33,826	192,187
Senior plc	166,890	668,473
Serco Group plc (c)	27,967	36,436
Severfield plc	100,890	114,240
SIG plc	252,797	465,430
Soco International plc	50,968	64,842
Softcat plc	30,909	312,427
Spectris plc	23,894	821,495
Speedy Hire plc	205,988	170,170
Spirax-Sarco Engineering plc	4,682	402,281
Spire Healthcare Group plc	6,876	22,734
Spirent Communications plc	217,958	333,265
Sportech plc (c)	20,264	21,762
Sports Direct International plc (c)	32,908	173,171
SSP Group plc	93,601	782,888
St. Ives plc	58,134	78,922
St. Modwen Properties plc	86,555	480,128
Stagecoach Group plc	127,734	238,611
Stallergenes Greer plc (c)	569	20,390
SThree plc	33,106	159,472
Stobart Group, Ltd.	41,589	126,206
Stock Spirits Group plc	15,585	46,837
STV Group plc	2,636	15,514
Superdry plc	18,185	269,274
Synthomer plc	88,503	612,735
TalkTalk Telecom Group plc (e)	151,305	208,677
Tate & Lyle plc	153,810	1,311,726
Ted Baker plc	8,726	247,966
Telecom Plus plc	20,692	307,440

United Kingdom—(Continued)
Thomas Cook Group plc	438,591	623,268
Topps Tiles plc	61,961	52,377
TP ICAP plc	203,445	1,130,641
Travis Perkins plc	39,968	750,141
Trifast plc	15,629	50,937
Trinity Mirror plc	157,693	159,627
TT electronics plc	79,682	254,955
U & I Group plc	54,856	166,969
Ultra Electronics Holdings plc	27,882	605,394
Vectura Group plc (c)	245,376	252,706
Vesuvius plc	95,731	755,300
Victrex plc	29,970	1,147,516
Virgin Money Holdings UK plc	10,680	51,703
Vitec Group plc (The)	10,351	178,933
Volex plc (c)	20,438	20,170
Vp plc	3,307	44,957
Weir Group plc (The)	247	6,516
WH Smith plc	35,182	927,950
William Hill plc	315,264	1,260,028
Wincanton plc	37,122	127,585
Xaar plc	18,088	56,988
ZPG plc	41,897	270,119

		102,756,060

United States—0.4%
Alacer Gold Corp. (c)	102,778	189,975
Argonaut Gold, Inc. (c)	57,325	100,727
Energy Fuels, Inc. (c)	19,715	44,689
Golden Star Resources, Ltd. (c)	93,633	64,101
HJ Capital International Holdings Co., Ltd. (c)	520,000	8,274
Hong Kong Finance Investment Holding Group, Ltd. (c)	262,000	33,709
Mitel Networks Corp. (c)	25,492	279,032
QIAGEN NV (c)	9,083	330,705
REC Silicon ASA (c) (e)	643,607	72,121
Reliance Worldwide Corp., Ltd. (d)	73,999	293,243
Sims Metal Management, Ltd.	81,887	981,878
YTO Express Holdings, Ltd.	18,000	9,523

		2,407,977

Total Common Stocks (Cost $537,274,100)		679,968,270

Preferred Stocks—0.2%

Germany—0.2%
Biotest AG ,	3,558	102,428
Draegerwerk AG & Co. KGaA ,	1,708	122,466
FUCHS Petrolub SE ,	912	44,950
Jungheinrich AG ,	13,710	508,287
Sartorius AG ,	447	66,776
Sixt SE ,	3,760	294,968
Sto SE & Co. KGaA ,	190	24,447
Villeroy & Boch AG ,	505	9,896

Total Preferred Stocks (Cost $910,402)		1,174,218

See accompanying notes to financial statements.

BHFTII-37

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Rights—0.0%

Security Description	Shares/ Principal Amount*	Value

Australia—0.0%
Centrebet International, Ltd. (Litigation Units) (c) (d)	9,600	$0

Austria—0.0%
Intercell AG, Expires 05/16/13 (a) (b) (c) (d)	24,163	0

Cayman Islands—0.0%
Phoenix Group Holdings, Expires 07/10/18 (c)	44,644	97,263

Hong Kong—0.0%
Fortune Oil CVR (a) (b) (c)	575,627	0

Italy—0.0%
Caltagirone Editore S.p.A., Expires 07/24/18 (c)	6,273	0

Spain—0.0%
Sacyr S.A., Expires 07/09/18 (c)	113,378	6,475

United Kingdom—0.0%
ITE Group plc, Expires 07/10/18 (c)	144,898	45,704

United States—0.0%
Champion Technology Holdings, Ltd., Expires 07/11/18 (c)	30,827	161
Enerchina Holdings, Ltd., Expires 07/13/18 (c)	363,000	231
Odfjell Drilling, Ltd., Expires 07/04/18 (c)	278	0

		392

Total Rights (Cost $94,037)		149,834

Warrant—0.0%

Israel—0.0%
Space Communication, Ltd., Expires 07/23/18 (c)	1	0
Space Communication, Ltd., Expires 10/23/18 (c)	689	148

		148

Singapore—0.0%
Ezion Holdings, Ltd., Expires 04/16/23 (a) (b) (c) (d)	309,737	0

Total Warrants (Cost $1,578)		148

Short-Term Investment—0.3%

Repurchase Agreement—0.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/29/18 at 0.800%, due on 07/02/18 with a maturity value of $2,304,903; collateralized by U.S. Treasury Note at 1.375%, maturing 12/31/18, with a market value of $2,351,327.	2,304,750	2,304,750

Total Short-Term Investments (Cost $2,304,750)		2,304,750

Securities Lending Reinvestments (f)—2.2%
Security Description	Principal Amount*	Value

Certificates of Deposit—1.0%
Banco Del Estado De Chile New York 2.455%, 3M LIBOR + 0.100%, 11/14/18 (g)	500,000	500,027
Bank of Nova Scotia 2.605%, 3M LIBOR + 0.280%, 03/20/19 (g)	500,000	500,700
Barclays Bank plc 2.430%, 08/01/18	500,000	500,148
Barclays Capital, plc 2.271%, 1M LIBOR + 0.270%, 08/03/18 (g)	500,000	499,953
China Construction Bank 2.550%, 09/17/18	500,000	499,992
Credit Agricole S.A. 2.376%, 1M LIBOR + 0.330%, 10/09/18 (g)	500,000	500,023
Industrial & Commercial Bank of China, Ltd. 2.450%, 08/15/18	500,000	499,980
Mizuho Bank, Ltd., New York 2.348%, 1M LIBOR + 0.250%, 11/26/18 (g)	500,000	500,002
Royal Bank of Canada New York 2.525%, 1M LIBOR + 0.440%, 09/17/18 (g)	500,000	500,400
Societe Generale 2.256%, 1M LIBOR + 0.210%, 07/10/18 (g)	500,000	499,992
Standard Chartered plc 2.250%, 08/21/18	500,000	500,076
Sumitomo Mitsui Banking Corp., New York 2.316%, 1M LIBOR + 0.270%, 09/10/18 (g)	500,000	500,044
Wells Fargo Bank N.A. 2.502%, 3M LIBOR + 0.140%, 10/26/18 (g)	500,000	500,636
Westpac Banking Corp. 2.360%, FEDEFF PRV + 0.450%, 02/15/19 (g)	500,000	499,967

		7,001,940

Commercial Paper—0.2%
Starbird Funding Corp. 2.300%, 08/10/18	497,189	498,753
Toyota Motor Credit Corp. 2.310%, 09/18/18	496,214	497,461

		996,214

Repurchase Agreements—0.9%
Citigroup Global Markets, Inc. Repurchase Agreement dated 05/03/18 at 2.180%, due on 07/06/18 with a maturity value of $1,003,876; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 8.750%, maturity dates ranging from 05/15/20 - 08/15/45, and various Common Stock with an aggregate market value of $1,054,288.	1,000,000	1,000,000
Deutsche Bank AG, London
Repurchase Agreement dated 01/09/18 at 2.300%, due on 07/02/18 with a maturity value of $101,112; collateralized by various Common Stock with an aggregate market value of $111,621.	100,000	100,000
Repurchase Agreement dated 09/12/17 at 2.440%, due on 08/06/18 with a maturity value of $306,669; collateralized by various Common Stock with an aggregate market value of $334,863.	300,000	300,000

See accompanying notes to financial statements.

BHFTII-38

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Securities Lending Reinvestments (f)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
ING Bank NV Repurchase Agreement dated 05/21/18 at 2.190%, due on 07/02/18 with a maturity value of $100,256; collateralized by various Common Stock with an aggregate market value of $111,220.	100,000	$100,000
Macquarie Bank, Ltd., London Repurchase Agreement dated 06/29/18 at 2.000%, due on 07/02/18 with a maturity value of $25,620; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.875%, maturity dates ranging from 07/19/18 - 02/15/46, and an aggregate market value of $26,140.	25,616	25,616
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Repurchase Agreement dated 10/26/16 at 2.460%, due on 10/01/18 with a maturity value of $314,453; collateralized by various Common Stock with an aggregate market value of $330,000.	300,000	300,000
Repurchase Agreement dated 08/01/17 at 2.460%, due on 10/01/18 with a maturity value of $1,029,110; collateralized by various Common Stock with an aggregate market value of $1,100,000.	1,000,000	1,000,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 11/30/17 at 2.080%, due on 07/02/18 with a maturity value of $303,709; collateralized by various Common Stock with an aggregate market value of $333,867.	300,000	300,000
Repurchase Agreement dated 03/16/18 at 2.080%, due on 07/02/18 with a maturity value of $301,872; collateralized by various Common Stock with an aggregate market value of $333,867.	300,000	300,000
Repurchase Agreement dated 04/23/18 at 2.110%, due on 07/06/18 with a maturity value of $502,169; collateralized by various Common Stock with an aggregate market value of $556,446.	500,000	500,000
Societe Generale
Repurchase Agreement dated 03/28/18 at 2.050%, due on 07/02/18 with a maturity value of $301,640; collateralized by various Common Stock with an aggregate market value of $333,856.	300,000	300,000
Repurchase Agreement dated 03/16/18 at 2.050%, due on 07/02/18 with a maturity value of $301,845; collateralized by various Common Stock with an aggregate market value of $333,856.	300,000	300,000
Repurchase Agreement dated 03/08/18 at 2.050%, due on 07/02/18 with a maturity value of $402,642; collateralized by various Common Stock with an aggregate market value of $445,141.	400,000	400,000
Repurchase Agreement dated 03/21/18 at 2.050%, due on 07/02/18 with a maturity value of $402,346; collateralized by various Common Stock with an aggregate market value of $445,141.	400,000	400,000
Repurchase Agreement dated 05/10/18 at 2.080%, due on 07/06/18 with a maturity value of $601,976; collateralized by various Common Stock with an aggregate market value of $667,711.	600,000	600,000

		5,925,616

Time Deposits—0.1%
DNB Bank ASA 1.870%, 07/02/18	200,000	200,000
DZ Bank AG 1.890%, 07/02/18	200,000	200,000
Santander UK Group Holdings plc 1.900%, 07/02/18	200,000	200,000
Svenska Handelsbanken AB 1.870%, 07/02/18	200,000	200,000

		800,000

Total Securities Lending Reinvestments (Cost $14,721,868)		14,723,770

Total Investments—101.9% (Cost $555,306,735)		698,320,990
Other assets and liabilities (net)—(1.9)%		(12,748,484)

Net Assets—100.0%		$685,572,506

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(b)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2018, these securities represent less than 0.05% of net assets.
(c)	Non-income producing security.
(d)	Illiquid security. As of June 30, 2018, these securities represent 0.1% of net assets.
(e)	All or a portion of the security was held on loan. As of June 30, 2018, the market value of securities loaned was $14,007,456 and the collateral received consisted of cash in the amount of $14,719,019. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(f)	Represents investment of cash collateral received from securities on loan as of June 30, 2018.
(g)	Variable or floating rate security. The stated rate represents the rate at June 30, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate

Ten Largest Industries as of June 30, 2018 (Unaudited)	% of Net Assets
Machinery	6.5
Metals & Mining	4.9
Real Estate Management & Development	4.4
Banks	4.2
Capital Markets	3.7
Food Products	3.6
Construction & Engineering	3.5
Chemicals	3.4
Hotels, Restaurants & Leisure	3.3
Electronic Equipment, Instruments & Components	3.2

See accompanying notes to financial statements.

BHFTII-39

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2018:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$514,100	$47,062,249	$23,727	$47,600,076
Austria	—	8,919,386	0	8,919,386
Belgium	1,511,945	9,846,887	—	11,358,832
Cambodia	—	148,851	—	148,851
Canada	55,671,926	216,364	790	55,889,080
China	134,055	1,350,351	—	1,484,406
Denmark	—	15,741,042	—	15,741,042
Finland	—	18,283,174	—	18,283,174
France	517,270	28,694,078	—	29,211,348
Georgia	176,753	—	—	176,753
Germany	—	40,665,989	—	40,665,989
Ghana	—	1,471,823	—	1,471,823
Greenland	—	1,604	—	1,604
Guernsey, Channel Islands	—	42,775	—	42,775
Hong Kong	631,829	19,018,519	125,481	19,775,829
India	—	135,322	—	135,322
Ireland	—	3,768,584	—	3,768,584
Isle of Man	—	2,048	—	2,048
Israel	52,832	6,284,422	—	6,337,254
Italy	11,956	30,049,929	0	30,061,885
Japan	—	172,513,080	—	172,513,080
Jersey, Channel Islands	—	537,172	—	537,172
Jordan	—	101,200	—	101,200
Kazakhstan	—	465,602	—	465,602
Liechtenstein	—	251,160	—	251,160
Luxembourg	—	979,373	—	979,373
Macau	—	58,993	—	58,993
Malaysia	—	—	895	895
Malta	—	617,146	—	617,146
Monaco	290,961	—	—	290,961
Netherlands	—	18,656,624	7	18,656,631
New Zealand	—	4,933,482	—	4,933,482
Norway	96,827	5,049,959	—	5,146,786
Peru	—	187,532	—	187,532
Philippines	—	10,087	—	10,087
Portugal	—	2,826,742	0	2,826,742
Russia	—	110,309	—	110,309
Singapore	118,994	7,429,077	85,465	7,633,536
South Africa	—	206,415	—	206,415
Spain	—	17,553,664	0	17,553,664

See accompanying notes to financial statements.

BHFTII-40

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Sweden	$—	$16,934,063	$—	$16,934,063
Switzerland	—	33,588,078	—	33,588,078
United Arab Emirates	—	125,265	—	125,265
United Kingdom	112,099	102,643,961	0	102,756,060
United States	678,524	1,729,453	—	2,407,977
Total Common Stocks	60,520,071	619,211,834	236,365	679,968,270
Total Preferred Stocks*	—	1,174,218	—	1,174,218
Rights
Australia	—	0	—	0
Austria	—	—	0	0
Cayman Islands	97,263	—	—	97,263
Hong Kong	—	—	0	0
Italy	—	0	—	0
Spain	6,475	—	—	6,475
United Kingdom	45,704	—	—	45,704
United States	161	231	—	392
Total Rights	149,603	231	0	149,834
Warrant
Israel	148	—	—	148
Singapore	—	—	0	0
Total Warrants	148	—	0	148
Total Short-Term Investment*	—	2,304,750	—	2,304,750
Total Securities Lending Reinvestments*	—	14,723,770	—	14,723,770
Total Investments	$60,669,822	$637,414,803	$236,365	$698,320,990

Collateral for Securities Loaned (Liability)	$—	$(14,719,019)	$—	$(14,719,019)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended June 30, 2018 is not presented.

Transfers from Level 2 to Level 1 in the amount of $1,215,784 were due to the discontinuation of a systematic fair valuation model factor. Transfers from Level 1 to Level 2 in the amount of $985,439 were due to the application of a systematic fair valuation model factor.

Transfers from Level 3 to Level 2 and Level 1 in the amount of $224,057 were due to the resumption of trading activity which resulted in the availability of significant observable inputs. Transfers from Level 2 to Level 3 in the amount of $153,889 were due to trading halts on the securities’ respective exchanges which resulted in the lack of observable inputs.

See accompanying notes to financial statements.

BHFTII-41

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

Assets
Investments at value (a) (b)	$698,320,990
Cash denominated in foreign currencies (c)	1,535,263
Receivable for:
Investments sold	1,234,877
Fund shares sold	65,481
Dividends and interest	1,635,391

Total Assets	702,792,002
Liabilities
Collateral for securities loaned	14,719,019
Payables for:
Investments purchased	1,441,340
Fund shares redeemed	9,120
Accrued Expenses:
Management fees	459,644
Distribution and service fees	18,778
Deferred trustees’ fees	113,593
Other expenses	458,002

Total Liabilities	17,219,496

Net Assets	$685,572,506

Net Assets Consist of:
Paid in surplus	$506,858,092
Distributions in excess of net investment income	(5,540,666)
Accumulated net realized gain	41,241,844
Unrealized appreciation on investments and foreign currency transactions	143,013,236

Net Assets	$685,572,506

Net Assets
Class A	$595,905,776
Class B	89,666,730
Capital Shares Outstanding*
Class A	44,149,577
Class B	6,683,533
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.50
Class B	13.42

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $555,306,735.
(b)	Includes securities loaned at value of $14,007,456.
(c)	Identified cost of cash denominated in foreign currencies was $1,533,870.

Statement of Operations

Six Months Ended June 30, 2018 (Unaudited)

Investment Income
Dividends (a)	$10,767,608
Interest	2,771
Securities lending income	289,798

Total investment income	11,060,177
Expenses
Management fees	2,883,673
Administration fees	11,370
Custodian and accounting fees	214,500
Distribution and service fees—Class B	114,359
Audit and tax services	34,376
Legal	21,433
Trustees’ fees and expenses	20,718
Shareholder reporting	18,532
Insurance	2,290
Miscellaneous	101,772

Total expenses	3,423,023
Less management fee waiver	(24,795)

Net expenses	3,398,228

Net Investment Income	7,661,949

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	41,835,204
Foreign currency transactions	(162,423)

Net realized gain	41,672,781

Net change in unrealized depreciation on:
Investments	(69,396,460)
Foreign currency transactions	(30,690)

Net change in unrealized depreciation	(69,427,150)

Net realized and unrealized loss	(27,754,369)

Net Decrease in Net Assets From Operations	$(20,092,420)

(a)	Net of foreign withholding taxes of $1,114,805.

See accompanying notes to financial statements.

BHFTII-42

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$7,661,949	$10,892,070
Net realized gain	41,672,781	49,275,275
Net change in unrealized appreciation (depreciation)	(69,427,150)	129,906,303

Increase (decrease) in net assets from operations	(20,092,420)	190,073,648

From Distributions to Shareholders
Net investment income
Class A	(16,101,193)	(13,999,221)
Class B	(2,221,372)	(1,667,583)
Net realized capital gains
Class A	(41,374,458)	(28,951,949)
Class B	(6,252,525)	(3,841,192)

Total distributions	(65,949,548)	(48,459,945)

Increase (decrease) in net assets from capital share transactions	30,539,521	(62,478,294)

Total increase (decrease) in net assets	(55,502,447)	79,135,409

Net Assets
Beginning of period	741,074,953	661,939,544

End of period	$685,572,506	$741,074,953

Undistributed (distributions in excess of) net investment income
End of period	$(5,540,666)	$5,119,950

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	424,124	$6,532,372	4,079	$54,040
Reinvestments	4,087,884	57,475,651	3,181,569	42,951,170
Redemptions	(2,640,332)	(40,909,511)	(7,480,223)	(105,916,766)

Net increase (decrease)	1,871,676	$23,098,512	(4,294,575)	$(62,911,556)

Class B
Sales	692,266	$10,510,449	948,526	$13,377,371
Reinvestments	606,144	8,473,897	410,184	5,508,775
Redemptions	(757,688)	(11,543,337)	(1,322,091)	(18,452,884)

Net increase	540,722	$7,441,009	36,619	$433,262

Increase (decrease) derived from capital shares transactions		$30,539,521		$(62,478,294)

See accompanying notes to financial statements.

BHFTII-43

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$15.32		$12.57	$12.97		$14.84	$16.83	$13.85

Income (Loss) from Investment Operations
Net investment income (a)	0.16		0.22	0.28	(b)	0.25	0.26	0.28
Net realized and unrealized gain (loss) on investments	(0.55)		3.52	0.44		0.78	(1.28)	3.42

Total from investment operations	(0.39)		3.74	0.72		1.03	(1.02)	3.70

Less Distributions
Distributions from net investment income	(0.40)		(0.32)	(0.29)		(0.31)	(0.38)	(0.30)
Distributions from net realized capital gains	(1.03)		(0.67)	(0.83)		(2.59)	(0.59)	(0.42)

Total distributions	(1.43)		(0.99)	(1.12)		(2.90)	(0.97)	(0.72)

Net Asset Value, End of Period	$13.50		$15.32	$12.57		$12.97	$14.84	$16.83

Total Return (%) (c)	(2.89	)(d)	30.82	6.00	(e)	6.08	(6.50)	27.94

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.93	(f)	0.92	0.93		0.95	0.98	0.95
Net ratio of expenses to average net assets (%) (g)	0.92	(f)	0.91	0.92		0.94	0.97	0.94
Ratio of net investment income to average net assets (%)	2.18	(f)	1.56	2.26	(b)	1.78	1.58	1.86
Portfolio turnover rate (%)	7	(d)	5	8		12	10	12
Net assets, end of period (in millions)	$595.9		$647.6	$585.6		$604.2	$606.4	$913.3

	Class B
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$15.22		$12.50	$12.89		$14.77	$16.75	$13.79

Income (Loss) from Investment Operations
Net investment income (a)	0.15		0.18	0.25	(b)	0.21	0.21	0.24
Net realized and unrealized gain (loss) on investments	(0.55)		3.50	0.44		0.77	(1.26)	3.41

Total from investment operations	(0.40)		3.68	0.69		0.98	(1.05)	3.65

Less Distributions
Distributions from net investment income	(0.37)		(0.29)	(0.25)		(0.27)	(0.34)	(0.27)
Distributions from net realized capital gains	(1.03)		(0.67)	(0.83)		(2.59)	(0.59)	(0.42)

Total distributions	(1.40)		(0.96)	(1.08)		(2.86)	(0.93)	(0.69)

Net Asset Value, End of Period	$13.42		$15.22	$12.50		$12.89	$14.77	$16.75

Total Return (%) (c)	(3.00	)(d)	30.45	5.83	(e)	5.76	(6.69)	27.60

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.18	(f)	1.17	1.18		1.20	1.23	1.20
Net ratio of expenses to average net assets (%) (g)	1.17	(f)	1.16	1.17		1.19	1.22	1.19
Ratio of net investment income to average net assets (%)	1.93	(f)	1.29	2.01	(b)	1.50	1.32	1.58
Portfolio turnover rate (%)	7	(d)	5	8		12	10	12
Net assets, end of period (in millions)	$89.7		$93.5	$76.3		$81.2	$74.5	$81.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to $0.02 per share and 0.14% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Includes the impact of the non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which enhanced the performance of the Portfolio. Excluding this item, total return would have been 5.91% for Class A and 5.66% for Class B.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-44

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2018 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Dimensional International Small Company Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-45

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions and passive foreign investment companies (“PFICs”). These adjustments have no impact on net assets or the results of operations.

BHFTII-46

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2018, the Portfolio had direct investments in repurchase agreements with a gross value of $2,304,750. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $5,925,616. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2018, with a contractual maturity of overnight and continuous.

BHFTII-47

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2018 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$47,426,059	$0	$79,677,460

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2018	% per annum	Average Daily Net Assets
$2,883,673	0.850%	Of the first $100 million
	0.800%	On amounts in excess of $100 million

BHFTII-48

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Dimensional Fund Advisors LP (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.050%	Of the first $100 million

An identical expense agreement was in place for the period May 1, 2017 to April 30, 2018. Amounts waived for the six months ended June 30, 2018 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A and B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B Shares. Under the Distribution and Service Plan, the Class B Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2018 was as follows:

Cost basis of investments	$568,471,202

Gross unrealized appreciation	228,320,373
Gross unrealized depreciation	(98,470,585)

Net unrealized appreciation (depreciation)	$129,849,788

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$18,121,381	$14,816,351	$30,338,564	$40,638,699	$48,459,945	$55,455,050

BHFTII-49

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$19,674,583	$45,922,631	$199,275,919	$—	$264,873,133

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

BHFTII-50

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Managed by Wellington Management Company LLP

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2018, the Class A, B, and E shares of the Brighthouse/Wellington Balanced Portfolio returned 1.48%, 1.36%, and 1.42%, respectively. The Portfolio’s benchmarks, the Standard & Poor’s (“S&P”) 500 Index1 and the Bloomberg Barclays U.S. Aggregate Bond Index2, returned 2.65% and -1.62%, respectively. The Portfolio’s custom benchmark, a blend of the S&P 500 Index (60%) and the Bloomberg Barclays U.S. Aggregate Bond Index (40%), returned 1.00%3.

MARKET ENVIRONMENT / CONDITIONS

U.S. equities, as measured by the S&P 500 Index, rose 2.6% for the six-month period ending June 30, 2018. Bullish sentiment was exceptionally strong at the beginning of 2018, as better-than-expected corporate profits helped drive the S&P 500 Index to its largest monthly gain since March 2016. A sharp decline in equities at the end of January, accompanied by a substantial rise in volatility, appeared to be triggered by investors’ concerns about lofty equity valuations and the potential upside risks to inflation, bond yields, and Federal Reserve (the “Fed”) policy stemming from pro-growth deregulation, tax cuts, and increased government spending. President Trump sparked fears of a global trade war when he imposed stiff tariffs on imported steel and aluminum and announced plans for tariffs on approximately U.S. $50 billion worth of Chinese goods.

Earnings growth for the S&P 500 Index in the first quarter exceeded 20% for the first time since 2010, and 77% of companies in the Index reported actual earnings that exceeded estimates. Despite the underlying strength in the U.S. economy, there were concerns about the sustainability of growth in light of broader macroeconomic risks, including rising interest rates; signs of slowing growth globally, especially in Europe; ongoing trade tensions; and Eurozone political disruptions.

As widely anticipated, the Fed raised its benchmark interest rate by 25 basis points and signaled the potential for two additional increases in 2018. The Fed also lifted its economic growth forecast for 2018 to 2.8%, and lowered its expectation for unemployment to 3.6%, from 3.8% in March. Consumer sentiment weakened at the end of the period on concerns about rising inflation and the potential effects of tariffs on prices and economic growth.

Small- and mid-cap stocks outperformed large-cap stocks, as measured by the Russell 2000, S&P MidCap 400, and S&P 500 Indices, respectively. All three groups posted positive returns during the six-month period.

Over the period, global fixed income markets generated mixed returns. Sovereign yields outside of Europe generally moved higher, driven by continued global growth momentum and rising inflation expectations. Government bonds enjoyed short-lived periods of strength, however, amid escalating tensions between the U.S. and its trade partners and bouts of elevated political uncertainty in Europe. Elevated political uncertainty in Europe—including the formation of a populist Italian government and the ousting of Spanish Prime Minister Rajoy provided support for core European government yields at the expense of peripheral yields. Concerns over increased leverage and heavy supply from a pickup in mergers and acquisitions activity weighed on credit spreads. The U.S. dollar rallied vs. most currencies, as strong U.S. economic data releases reinforced expectations that policy rates are likely to continue to move higher. In the U.S., first quarter gross domestic product grew at a 2.0% annualized rate, labor market strength continued, and small business and consumer surveys painted an optimistic outlook for the economy. Low inventory and higher mortgage rates led to mixed housing market data.

Absolute returns in most fixed income spread sectors were mixed for the year-to-date period. On an excess return basis, Emerging Markets Debt and Investment Grade corporate bonds posted negative results as credit spreads widened; High Yield generated positive excess returns as coupon income offset spread widening—the sector also benefited from continued demand for income and a paucity of supply.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed its custom benchmark, consisting of 60% S&P 500 Index / 40% Bloomberg Barclays U.S. Aggregate Bond Index, for the period ended June 30, 2018.

The Equity Portfolio outperformed its benchmark, the S&P 500 Index, for the six-month period ended June 30, 2018. As a bottom-up research portfolio, we expect stock selection, rather than sector allocation, to typically drive the majority of performance. That was the case this period; strong stock selection was the primary driver of benchmark-relative outperformance. Security selection within the Industrials and Financials sectors contributed the most to relative performance. This was partially offset by weaker stock selection within the Energy and Consumer Staples sectors.

Among the Equity Portfolio’s largest individual contributors were an overweight to Wayfair (Consumer Discretionary), not having exposure to benchmark-held Johnson & Johnson (Health Care), and an overweight to Micron Technology (Information Technology). Top detractors included an underweight to Apple (Information Technology), an overweight to Coty (Consumer Staples), and a position in non-benchmark held British-American Tobacco (Consumer Staples).

The Fixed Income Portfolio outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the first six months of the 2018 calendar year. Sector allocation contributed positively to relative performance. The Portfolio’s allocations to structured finance sectors—Commercial Mortgage-Backed Securities (“CMBS”), Non-Agency Residential Mortgage-Backed Securities, and Collateralized Loan Obligations, all contributed positively to returns. The Portfolio was positioned for rising inflation expectations (i.e. long U.S. Treasury Inflation-Protected Securities (“TIPS”) vs. nominal Treasuries), which benefited performance following stronger inflation data and

BHFTII-1

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Managed by Wellington Management Company LLP

Portfolio Manager Commentary*—(Continued)

rising expectations that inflation risks are skewed to the upside. An allocation to High Yield and Bank Loans had neutral impact overall, as a positive contribution from an allocation to Bank Loans offset a negative impact from European Contingent Convertible (“CoCo”) securities, given political concerns in Italy. We maintained the CoCo position, as we still have a strong fundamental view on the sector. The Portfolio’s duration/yield curve positioning had an overall modest negative impact on performance, primarily due to a tactical long position early in the first quarter.

During the period, the Fixed Income Portfolio used Treasury futures, swaps, and options to manage duration and yield curve positioning. The Portfolio also used currency forwards, futures, and options to implement non-U.S. rate and currency positions. Credit Default Swaps (“CDS”) were used to manage credit exposure, and Investment Grade and High Yield CDS index positions were used as a source of liquidity and to manage overall portfolio risk. These positions performed as expected during the period; the High Yield credit derivative long position was modestly additive to performance while the Investment Grade CDS hedges, implemented as both short and long positions, had an overall neutral impact on relative performance.

As a reminder, the Equity Portfolio is managed in an industry-neutral structure relative to the benchmark, which ensures stock selection is the primary driver of performance. However, the Portfolio’s absolute exposure to the Information Technology sector increased the most over the period while its exposure to the Consumer Staples sector decreased the most. On an absolute basis, the Equity Portfolio ended the period with the most exposure to the Information Technology, Health Care, and Financials sectors.

At period end, the Global Industry Analysts remained focused on fundamental, bottom-up stock selection with an eye on how the macro-economic outlook will affect the companies in which the Equity Portfolio invests. Within Health Care positioning, the team continued to seek companies dedicated to ground-breaking innovation or the provision of value, i.e., high-quality health care at a lower cost. The team believes that while some companies may thrive in this environment, others may struggle to meet ever-increasing standards of performance. Global brands and e-commerce continued to be themes in the Portfolio. The Portfolio added to its existing position in Amazon.com and established a new position in Coca-Cola during the period.

At the end of the period, the Fixed Income Portfolio team had a short duration bias, given our expectation that intermediate rates have room to rise further over the next 12 months. The Portfolio continued to be positioned for rising inflation expectations by maintaining an allocation to TIPS. The Portfolio was underweight Investment Grade Credit in favor of Bank Loans, CoCos, Structured Finance, and a small exposure to Emerging Markets. The Portfolio was overweight Agency MBS pass-throughs and favored Fannie Mae’s Delegated Underwriting and Servicing securities and CMOs for their superior income and convexity profiles.

At the end of the period, the Portfolio’s asset allocation breakdown was approximately a 61% allocation to the Equity Portfolio and a 39% allocation to the Fixed Income Portfolio. This is unchanged from the beginning of the period.

Mary Pryshlak

Mark D. Mandel

Jonathan White

Joseph F. Marvan

Robert D. Burn

Campe Goodman

Portfolio Managers

Wellington Management Company LLP

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX AND THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2018

	6 Month	1 Year	5 Year	10 Year
Brighthouse/Wellington Balanced Portfolio
Class A	1.48	7.60	9.85	7.68
Class B	1.36	7.30	9.57	7.41
Class E	1.42	7.40	9.67	7.51
S&P 500 Index	2.65	14.37	13.42	10.17
Bloomberg Barclays U.S. Aggregate Bond Index	-1.62	-0.40	2.27	3.72

1 The Standard & Poor’s (S&P) 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

2 The Bloomberg Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

3 The Blended Index is a composite index consisting of 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2018

Top Equity Sectors

% of Net Assets
Information Technology	14.9
Health Care	8.7
Financials	7.6
Consumer Discretionary	7.6
Industrials	5.9

Top Fixed Income Sectors

% of Net Assets
U.S. Treasury & Government Agencies	22.1
Corporate Bonds & Notes	12.1
Asset-Backed Securities	8.2
Mortgage-Backed Securities	4.3
Floating Rate Loans	1.0

Top Equity Holdings

% of Net Assets
Alphabet, Inc.	2.1
Amazon.com, Inc.	2.1
Bank of America Corp.	1.9
Facebook, Inc.	1.5
Microsoft Corp.	1.4

Top Fixed Income Issuers

% of Net Assets
Fannie Mae 30 Yr. Pool	7.3
Freddie Mac 30 Yr. Gold Pool	5.1
Ginnie Mae II 30 Yr. Pool	3.7
U.S. Treasury Inflation Indexed Notes	0.9
Bayview Opportunity Master Fund Trust	0.8

BHFTII-3

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2018 through June 30, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Wellington Balanced Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period** January 1, 2018 to June 30, 2018
Class A (a)	Actual	0.51%	$1,000.00	$1,014.80	$2.55
	Hypothetical*	0.51%	$1,000.00	$1,022.27	$2.56

Class B (a)	Actual	0.76%	$1,000.00	$1,013.60	$3.79
	Hypothetical*	0.76%	$1,000.00	$1,021.03	$3.81

Class E (a)	Actual	0.66%	$1,000.00	$1,014.20	$3.30
	Hypothetical*	0.66%	$1,000.00	$1,021.52	$3.31

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—61.0% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.8%
Boeing Co. (The)	40,630	$13,631,771
Harris Corp.	24,263	3,506,974
Lockheed Martin Corp.	33,973	10,036,643
Northrop Grumman Corp.	27,024	8,315,285

		35,490,673

Air Freight & Logistics—0.1%
FedEx Corp.	4,488	1,019,045
HUB Group, Inc. - Class A (a)	2,300	114,540

		1,133,585

Airlines—0.2%
JetBlue Airways Corp. (a)	57,530	1,091,919
Spirit Airlines, Inc. (a) (b)	39,787	1,446,258

		2,538,177

Banks—2.8%
Bank of America Corp.	855,768	24,124,100
KeyCorp	208,809	4,080,128
Sterling Bancorp (b)	121,290	2,850,315
Zions Bancorp	75,075	3,955,701

		35,010,244

Beverages—1.2%
Coca-Cola Co. (The)	163,796	7,184,093
Constellation Brands, Inc. - Class A	22,480	4,920,198
Monster Beverage Corp. (a)	60,488	3,465,962

		15,570,253

Biotechnology—1.1%
Aduro Biotech, Inc. (a)	35,106	245,742
Alder Biopharmaceuticals, Inc. (a)	32,935	520,373
Alnylam Pharmaceuticals, Inc. (a) (b)	6,774	667,171
Aptinyx, Inc. (a)	10,900	263,453
Arcus Biosciences, Inc. (a) (b)	11,888	145,509
Audentes Therapeutics, Inc. (a)	9,048	345,724
Biogen, Inc. (a)	721	209,263
Biohaven Pharmaceutical Holding Co., Ltd. (a)	25,856	1,021,829
Bluebird Bio, Inc. (a)	3,482	546,500
Calithera Biosciences, Inc. (a)	14,741	73,705
Celgene Corp. (a)	8,080	641,714
Coherus Biosciences, Inc. (a)	38,405	537,670
Five Prime Therapeutics, Inc. (a) (b)	5,670	89,643
Forty Seven, Inc. (a)	25,145	402,320
G1 Therapeutics, Inc. (a) (b)	9,009	391,531
Global Blood Therapeutics, Inc. (a)	9,639	435,683
GlycoMimetics, Inc. (a)	40,306	650,136
Heron Therapeutics, Inc. (a)	7,966	309,479
Incyte Corp. (a)	6,954	465,918
Ironwood Pharmaceuticals, Inc. (a)	35,699	682,565
Jounce Therapeutics, Inc. (a)	8,043	61,609
Karyopharm Therapeutics, Inc. (a)	29,147	495,208
Loxo Oncology, Inc. (a)	6,040	1,047,819
Momenta Pharmaceuticals, Inc. (a)	27,582	564,052
Neon Therapeutics, Inc. (a)	6,879	86,675

Biotechnology—(Continued)
Ra Pharmaceuticals, Inc. (a)	20,912	208,074
Regeneron Pharmaceuticals, Inc. (a)	1,099	379,144
Rigel Pharmaceuticals, Inc. (a)	41,463	117,340
Seattle Genetics, Inc. (a)	16,178	1,074,058
Syndax Pharmaceuticals, Inc. (a) (b)	26,685	187,329
TESARO, Inc. (a) (b)	6,896	306,665
Trevena, Inc. (a)	63,243	91,070

		13,264,971

Capital Markets—1.6%
Cohen & Steers, Inc. (b)	63,877	2,664,310
Northern Trust Corp.	52,462	5,397,815
Raymond James Financial, Inc. (b)	62,827	5,613,593
TD Ameritrade Holding Corp.	109,899	6,019,168

		19,694,886

Chemicals—1.4%
Cabot Corp.	24,933	1,540,112
Celanese Corp. - Series A	24,689	2,741,960
DowDuPont, Inc.	64,410	4,245,907
FMC Corp. (b)	17,563	1,566,795
PPG Industries, Inc.	33,762	3,502,132
Praxair, Inc.	16,264	2,572,152
Westlake Chemical Corp.	10,795	1,161,866

		17,330,924

Construction & Engineering—0.0%
Jacobs Engineering Group, Inc.	3,595	228,247

Construction Materials—0.1%
Martin Marietta Materials, Inc.	3,052	681,603
Vulcan Materials Co.	5,584	720,671

		1,402,274

Consumer Finance—0.7%
American Express Co.	40,173	3,936,954
Capital One Financial Corp.	31,542	2,898,710
OneMain Holdings, Inc. (a)	70,300	2,340,287

		9,175,951

Containers & Packaging—0.5%
Ardagh Group S.A.	47,400	787,788
Ball Corp.	86,826	3,086,664
International Paper Co.	52,334	2,725,555

		6,600,007

Diversified Financial Services—0.3%
AXA Equitable Holdings, Inc. (a)	78,300	1,613,763
Voya Financial, Inc.	51,807	2,434,929

		4,048,692

Diversified Telecommunication Services—1.0%
Verizon Communications, Inc. (b)	248,144	12,484,125

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Electric Utilities—1.5%
Avangrid, Inc.	43,409	$2,297,638
Edison International	116,721	7,384,938
Exelon Corp.	88,907	3,787,438
NextEra Energy, Inc.	36,068	6,024,438

		19,494,452

Electrical Equipment—0.3%
AMETEK, Inc.	20,710	1,494,434
Eaton Corp. plc (b)	29,596	2,212,005

		3,706,439

Electronic Equipment, Instruments & Components—0.5%
Flex, Ltd. (a)	383,614	5,412,794
IPG Photonics Corp. (a)	3,877	855,382

		6,268,176

Energy Equipment & Services—0.5%
Baker Hughes a GE Co.	83,555	2,759,822
Halliburton Co.	80,155	3,611,784

		6,371,606

Equity Real Estate Investment Trusts—1.9%
Alexandria Real Estate Equities, Inc.	32,473	4,097,118
American Tower Corp.	52,290	7,538,649
Equinix, Inc. (b)	4,818	2,071,210
Host Hotels & Resorts, Inc.	62,916	1,325,640
Invitation Homes, Inc.	114,087	2,630,846
Outfront Media, Inc.	24,384	474,269
Public Storage	15,073	3,419,461
Simon Property Group, Inc.	16,099	2,739,889

		24,297,082

Food & Staples Retailing—0.9%
Costco Wholesale Corp. (b)	19,740	4,125,265
Sysco Corp.	49,229	3,361,849
U.S. Foods Holding Corp. (a)	85,088	3,218,028

		10,705,142

Food Products—1.2%
Archer-Daniels-Midland Co.	43,749	2,005,017
Fresh Del Monte Produce, Inc. (b)	38,847	1,730,634
Freshpet, Inc. (a)	31,918	876,149
Hormel Foods Corp. (b)	28,216	1,049,917
Hostess Brands, Inc. (a) (b)	145,846	1,983,505
McCormick & Co., Inc. (b)	16,675	1,935,801
Post Holdings, Inc. (a) (b)	59,898	5,152,426

		14,733,449

Health Care Equipment & Supplies—2.4%
Abbott Laboratories	90,384	5,512,520
Baxter International, Inc.	43,412	3,205,542
Boston Scientific Corp. (a)	239,500	7,831,650
Danaher Corp.	43,518	4,294,357

Health Care Equipment & Supplies—(Continued)
Medtronic plc	112,674	9,646,021

		30,490,090

Health Care Providers & Services—2.0%
Cardinal Health, Inc.	50,851	2,483,054
HCA Healthcare, Inc.	27,470	2,818,422
McKesson Corp.	25,050	3,341,670
UnitedHealth Group, Inc.	67,915	16,662,266

		25,305,412

Hotels, Restaurants & Leisure—0.8%
Chipotle Mexican Grill, Inc. (a)	2,690	1,160,386
Hilton Worldwide Holdings, Inc.	37,683	2,982,986
McDonald’s Corp.	36,222	5,675,625
MGM Resorts International	29,066	843,786

		10,662,783

Household Durables—0.4%
Installed Building Products, Inc. (a)	25,805	1,459,273
Lennar Corp. - Class A	65,782	3,453,555

		4,912,828

Independent Power and Renewable Electricity Producers—0.3%
NRG Energy, Inc.	129,990	3,990,693

Industrial Conglomerates—0.6%
3M Co.	18,891	3,716,238
General Electric Co.	274,912	3,741,552

		7,457,790

Insurance—2.2%
Allstate Corp. (The)	12,043	1,099,164
American International Group, Inc.	122,188	6,478,408
Assured Guaranty, Ltd.	122,567	4,379,319
Athene Holding, Ltd. - Class A (a)	66,778	2,927,547
Hartford Financial Services Group, Inc. (The)	43,830	2,241,028
Marsh & McLennan Cos., Inc.	64,809	5,312,394
Prudential Financial, Inc.	34,253	3,202,998
Trupanion, Inc. (a)	38,600	1,489,960

		27,130,818

Internet & Direct Marketing Retail—2.9%
Amazon.com, Inc. (a)	15,207	25,848,859
Netflix, Inc. (a)	11,370	4,450,559
Wayfair, Inc. - Class A (a) (b)	51,404	6,104,739

		36,404,157

Internet Software & Services—4.5%
Alphabet, Inc. - Class A (a)	23,725	26,790,033
Blucora, Inc. (a)	116,098	4,295,626
eBay, Inc. (a)	82,907	3,006,208
Facebook, Inc. - Class A (a)	100,123	19,455,901
GoDaddy, Inc. - Class A (a)	38,700	2,732,220

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Internet Software & Services—(Continued)
Spotify Technology S.A. (a)	4,603	$774,409

		57,054,397

IT Services—2.3%
Accenture plc - Class A	7,993	1,307,575
Alliance Data Systems Corp.	6,920	1,613,744
FleetCor Technologies, Inc. (a) (b)	15,238	3,209,885
Genpact, Ltd.	51,606	1,492,961
Global Payments, Inc.	45,192	5,038,456
PayPal Holdings, Inc. (a)	48,658	4,051,752
Total System Services, Inc.	6,904	583,526
Visa, Inc. - Class A	71,560	9,478,122
WEX, Inc. (a)	9,968	1,898,705

		28,674,726

Life Sciences Tools & Services—0.5%
Thermo Fisher Scientific, Inc.	31,373	6,498,603

Machinery—0.9%
AGCO Corp.	6,104	370,635
Caterpillar, Inc.	17,920	2,431,206
Deere & Co.	14,162	1,979,848
Fortive Corp.	25,572	1,971,857
Greenbrier Cos., Inc. (The)	19,126	1,008,896
Illinois Tool Works, Inc.	15,376	2,130,191
Pentair plc	33,571	1,412,668
Wabtec Corp.	2,533	249,703

		11,555,004

Media—1.8%
Charter Communications, Inc. - Class A (a)	18,562	5,442,564
Cinemark Holdings, Inc. (b)	11,797	413,839
Comcast Corp. - Class A	298,197	9,783,844
Interpublic Group of Cos., Inc. (The) (b)	70,490	1,652,286
Liberty Media Corp.-Liberty Formula One - Class C (a)	31,725	1,177,949
New York Times Co. (The) - Class A (b)	17,845	462,186
Twenty-First Century Fox, Inc. - Class A	31,263	1,553,458
Viacom, Inc. - Class B	31,694	955,891
Walt Disney Co. (The)	10,119	1,060,572

		22,502,589

Metals & Mining—0.2%
Alcoa Corp. (a)	16,699	782,849
ArcelorMittal	2,665	76,699
Southern Copper Corp.	5,391	252,676
Steel Dynamics, Inc.	18,728	860,552

		1,972,776

Multi-Utilities—0.4%
Sempra Energy	48,235	5,600,566

Oil, Gas & Consumable Fuels—3.1%
Andeavor	16,878	2,214,056
BP plc (ADR)	61,114	2,790,465
Chevron Corp.	95,195	12,035,504

Oil, Gas & Consumable Fuels—(Continued)
Concho Resources, Inc. (a) (b)	13,860	1,917,531
EOG Resources, Inc.	23,151	2,880,679
Exxon Mobil Corp.	84,599	6,998,875
Marathon Petroleum Corp.	32,736	2,296,758
Newfield Exploration Co. (a) (b)	54,460	1,647,415
Noble Energy, Inc.	37,675	1,329,174
ONEOK, Inc. (b)	28,683	2,002,934
Paragon Offshore Finance Co. - Class A (a) (i)	162	197
Paragon Offshore Finance Co. - Class B (a) (i)	81	2,551
Templar Energy LLC (a) (c) (d) (i)	2,426	2,548
TransCanada Corp.	67,103	2,898,850
WPX Energy, Inc. (a)	8,737	157,528

		39,175,065

Personal Products—0.6%
Coty, Inc. - Class A (b)	269,288	3,796,961
Unilever NV	71,280	3,971,721

		7,768,682

Pharmaceuticals—2.7%
Aerie Pharmaceuticals, Inc. (a) (b)	13,052	881,663
Allergan plc	48,870	8,147,606
Amneal Pharmaceuticals, Inc. (a) (b)	66,842	1,096,877
AstraZeneca plc (ADR)	161,563	5,672,477
Bristol-Myers Squibb Co.	137,030	7,583,240
Clearside Biomedical, Inc. (a)	10,600	113,314
Dermira, Inc. (a)	60,417	555,836
Evolus, Inc. (a) (b)	12,158	340,302
Kala Pharmaceuticals, Inc. (a)	17,700	243,021
Mylan NV (a)	108,969	3,938,140
MyoKardia, Inc. (a) (b)	16,161	802,394
Nektar Therapeutics (a)	8,718	425,700
Otonomy, Inc. (a)	28,096	108,170
Revance Therapeutics, Inc. (a)	20,027	549,741
Teva Pharmaceutical Industries, Ltd. (ADR)	118,785	2,888,851
Tricida, Inc. (a)	16,500	493,350

		33,840,682

Professional Services—0.4%
Equifax, Inc. (b)	14,785	1,849,751
TransUnion	25,023	1,792,648
TriNet Group, Inc. (a)	29,073	1,626,344

		5,268,743

Road & Rail—0.5%
Knight-Swift Transportation Holdings, Inc.	3,884	148,408
Norfolk Southern Corp.	24,405	3,681,982
Union Pacific Corp.	17,939	2,541,597

		6,371,987

Semiconductors & Semiconductor Equipment—2.6%
Advanced Micro Devices, Inc. (a)	345,723	5,182,388
Broadcom, Inc.	17,563	4,261,486
Intel Corp.	83,900	4,170,669
KLA-Tencor Corp.	13,474	1,381,489

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Semiconductors & Semiconductor Equipment—(Continued)
Marvell Technology Group, Ltd. (b)	65,769	$1,410,087
Microchip Technology, Inc. (b)	24,765	2,252,377
Micron Technology, Inc. (a)	74,804	3,922,722
NVIDIA Corp.	15,413	3,651,340
Teradyne, Inc.	88,907	3,384,689
Texas Instruments, Inc. (b)	31,211	3,441,013

		33,058,260

Software—3.7%
Adobe Systems, Inc. (a)	12,715	3,100,044
Atlassian Corp. plc - Class A (a)	15,879	992,755
Autodesk, Inc. (a)	9,012	1,181,383
Guidewire Software, Inc. (a) (b)	25,614	2,274,011
HubSpot, Inc. (a)	13,112	1,644,245
Microsoft Corp.	176,020	17,357,332
PTC, Inc. (a) (b)	9,766	916,148
Salesforce.com, Inc. (a)	47,769	6,515,692
ServiceNow, Inc. (a)	13,425	2,315,410
Splunk, Inc. (a)	6,192	613,689
SS&C Technologies Holdings, Inc.	124,623	6,467,934
Workday, Inc. - Class A (a)	22,053	2,671,059

		46,049,702

Specialty Retail—0.9%
National Vision Holdings, Inc. (a)	107,126	3,917,598
TJX Cos., Inc. (The)	74,160	7,058,549

		10,976,147

Technology Hardware, Storage & Peripherals—1.4%
Apple, Inc.	92,932	17,202,642

Textiles, Apparel & Luxury Goods—0.8%
NIKE, Inc. - Class B	70,319	5,603,018
Skechers USA, Inc. - Class A (a) (b)	27,096	813,151
Tapestry, Inc.	35,882	1,676,048
Under Armour, Inc. - Class A (a) (b)	54,488	1,224,890
Under Armour, Inc. - Class C (a)	39,564	834,009

		10,151,116

Thrifts & Mortgage Finance—0.1%
MGIC Investment Corp. (a)	114,804	1,230,699

Tobacco—1.4%
Altria Group, Inc.	128,085	7,273,947
British American Tobacco plc (ADR)	164,013	8,274,456
Philip Morris International, Inc.	21,753	1,756,337

		17,304,740

Total Common Stocks (Cost $658,620,832)		768,161,052

U.S. Treasury & Government Agencies—22.1%
Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—20.6%
Fannie Mae 15 Yr. Pool 3.000%, 07/01/28	1,601,318	1,601,070
3.000%, 02/01/31	194,671	193,623
3.000%, 03/01/31	22,327	22,207
3.500%, 07/01/28	237,195	240,998
4.000%, 04/01/26	40,930	42,133
4.000%, 02/01/29	973,895	1,000,038
4.500%, 06/01/24	216,576	223,803
4.500%, 02/01/25	54,054	55,862
4.500%, 04/01/25	8,658	8,946
4.500%, 07/01/25	42,409	43,833
4.500%, 06/01/26	922,133	952,871
5.000%, TBA (e)	500,000	507,891
Fannie Mae 20 Yr. Pool 3.000%, 03/01/37	908,278	895,008
5.000%, 06/01/47	789,082	836,602
Fannie Mae 30 Yr. Pool 3.000%, 02/01/43	776,536	759,317
3.000%, 03/01/43	997,212	974,647
3.000%, 04/01/43	908,534	887,894
3.000%, 05/01/43	2,520,499	2,463,444
3.000%, 06/01/43	295,970	289,215
3.000%, 04/01/47	8,869,155	8,604,575
3.500%, 03/01/43	49,632	49,717
3.500%, 05/01/43	98,255	98,407
3.500%, 07/01/43	223,233	223,636
3.500%, 08/01/43	413,909	414,910
3.500%, 10/01/44	400,019	400,388
3.500%, 02/01/45	495,105	494,258
3.500%, 09/01/46	945,883	944,266
3.500%, 10/01/46	400,150	399,466
3.500%, 11/01/46	266,786	266,578
3.500%, 09/01/47	372,014	370,699
3.500%, 12/01/47	199,624	198,971
3.500%, 01/01/48	1,380,278	1,374,467
3.500%, 02/01/48	294,191	293,544
3.500%, TBA (e)	59,076,000	58,798,106
4.000%, 10/01/40	855,514	878,424
4.000%, 11/01/40	388,591	399,100
4.000%, 12/01/40	276,085	283,545
4.000%, 02/01/41	133,985	137,686
4.000%, 03/01/41	311,396	319,783
4.000%, 08/01/42	177,743	182,556
4.000%, 09/01/42	283,157	290,825
4.000%, 03/01/45	48,796	49,834
4.000%, 07/01/45	246,942	253,957
4.000%, 05/01/46	150,476	153,527
4.000%, 06/01/46	321,587	328,106
4.000%, 04/01/47	347,511	356,598
4.000%, TBA (e)	1,510,000	1,539,448
4.500%, 10/01/40	773,300	813,562
4.500%, 09/01/41	93,040	97,663
4.500%, 10/01/41	334,539	351,889
4.500%, 08/01/42	109,165	114,307
4.500%, 09/01/43	1,833,353	1,920,681

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool 4.500%, 10/01/43	247,440	$259,019
4.500%, 12/01/43	201,691	211,215
4.500%, 01/01/44	587,072	617,067
5.000%, 04/01/33	3,490	3,739
5.000%, 07/01/33	10,619	11,358
5.000%, 09/01/33	170,001	182,090
5.000%, 11/01/33	44,047	47,318
5.000%, 12/01/33	17,748	19,012
5.000%, 02/01/34	7,951	8,516
5.000%, 03/01/34	3,756	4,022
5.000%, 04/01/34	3,569	3,822
5.000%, 06/01/34	3,755	4,020
5.000%, 07/01/34	52,270	55,975
5.000%, 10/01/34	132,125	141,550
5.000%, 07/01/35	90,261	96,667
5.000%, 10/01/35	98,677	105,688
5.000%, 12/01/35	79,119	84,723
5.000%, 08/01/36	72,742	77,893
5.000%, 07/01/37	39,883	42,735
5.000%, 07/01/41	74,677	80,113
5.000%, 08/01/41	39,005	41,691
5.500%, 08/01/28	25,572	27,406
5.500%, 04/01/33	47,881	51,913
5.500%, 08/01/37	278,846	303,349
5.500%, 04/01/41	22,335	24,138
6.000%, 03/01/28	2,267	2,478
6.000%, 05/01/28	4,903	5,358
6.000%, 02/01/34	193,265	212,988
6.000%, 08/01/34	102,084	112,515
6.000%, 04/01/35	875,020	964,385
6.000%, 02/01/38	66,636	73,450
6.000%, 03/01/38	22,148	24,476
6.000%, 05/01/38	69,973	77,323
6.000%, 10/01/38	19,591	21,606
6.000%, 12/01/38	24,500	27,064
6.000%, TBA (e)	1,000,000	1,093,750
6.500%, 05/01/40	503,627	560,558
Fannie Mae ARM Pool 3.538%, 12M LIBOR + 1.788%, 12/01/40 (f)	89,828	94,156
3.725%, 12M LIBOR + 1.750%, 03/01/41 (f)	66,088	68,735
3.776%, 12M LIBOR + 1.820%, 09/01/41 (f)	98,903	103,829
3.836%, 12M LIBOR + 1.820%, 03/01/41 (f)	28,778	30,255
4.110%, 12M LIBOR + 1.775%, 06/01/41 (f)	172,434	180,549
Fannie Mae Connecticut Avenue Securities (CMO) 5.641%, 1M LIBOR + 3.550%, 07/25/29 (f)	390,000	423,662
6.441%, 1M LIBOR + 4.350%, 05/25/29 (f)	780,142	867,907
6.991%, 1M LIBOR + 4.900%, 11/25/24 (f)	298,257	341,191
7.791%, 1M LIBOR + 5.700%, 04/25/28 (f)	163,193	189,945
8.091%, 1M LIBOR + 6.000%, 09/25/28 (f)	129,000	152,583
Fannie Mae Interest Strip (CMO) 2.000%, 09/25/39	454,684	424,766
4.000%, 05/25/27 (g)	357,712	32,610
Fannie Mae Pool 2.390%, 09/01/28	125,000	113,917
2.880%, 12/01/27	585,008	558,654

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae Pool 3.025%, 11/01/29	400,000	380,487
3.070%, 09/01/29	1,600,000	1,528,542
3.140%, 11/01/27	669,683	655,963
3.170%, 11/01/29	300,000	289,165
3.170%, 02/01/30	1,300,000	1,252,103
3.175%, 01/01/30	1,400,000	1,351,354
3.180%, 12/01/29	1,000,000	964,545
3.240%, 12/01/26	81,839	81,125
3.370%, 04/01/28	1,400,000	1,387,305
3.410%, 08/01/27	479,642	479,271
3.890%, 05/01/30	100,542	103,141
3.960%, 05/01/34	42,369	43,310
Fannie Mae REMICS (CMO) Zero Coupon, 03/25/36 (h)	30,886	25,270
Zero Coupon, 06/25/36 (h)	255,704	216,331
1.310%, 05/25/46 (f) (g) (i)	863,467	40,739
1.383%, 04/25/55 (f) (g)	839,018	40,074
1.431%, 06/25/55 (f) (g) (i)	662,724	31,332
1.543%, 08/25/44 (f) (g) (i)	789,361	31,738
1.750%, 12/25/42	596,844	560,673
2.000%, 08/25/43	282,395	263,509
2.500%, 06/25/28 (g) (i)	196,468	15,075
3.000%, 02/25/27 (g) (i)	513,300	38,771
3.000%, 09/25/27 (g) (i)	179,563	17,415
3.000%, 01/25/28 (g) (i)	1,222,173	103,943
3.000%, 09/25/47	1,525,058	1,501,685
3.000%, 06/25/48	1,425,994	1,381,422
3.500%, 05/25/27 (g) (i)	514,194	52,529
3.500%, 10/25/27 (g) (i)	314,066	30,408
3.500%, 05/25/30 (g) (i)	323,276	38,636
3.500%, 08/25/30 (g) (i)	103,513	11,870
3.500%, 02/25/31 (g) (i)	248,410	22,431
3.500%, 09/25/35 (g) (i)	205,600	32,149
3.500%, 04/25/46	141,864	136,148
3.500%, 10/25/46 (g) (i)	170,146	39,565
3.500%, 11/25/47	1,281,276	1,288,574
3.500%, 04/25/48	816,586	822,866
4.000%, 03/25/42 (g) (i)	143,144	21,441
4.000%, 05/25/42 (g) (i)	875,987	118,906
4.000%, 11/25/42 (g) (i)	80,662	12,501
4.500%, 07/25/27 (g) (i)	165,172	17,444
5.462%, 05/25/42 (f) (g)	90,882	9,387
5.500%, 04/25/35 (i)	338,678	373,803
5.500%, 04/25/37	138,267	149,821
6.000%, 01/25/42 (g) (i)	654,098	126,137
6.000%, 09/25/47 (g) (i)	420,001	98,169
Fannie Mae-ACES (CMO) 2.313%, 01/25/22 (f) (g)	1,255,743	49,517
3.193%, 02/25/30 (f)	635,000	606,828
3.329%, 10/25/23 (f)	505,000	509,648
Freddie Mac 15 Yr. Gold Pool 3.000%, 07/01/28	657,683	657,037
3.000%, 08/01/29	401,199	400,419
3.000%, 04/01/33	3,984,601	3,958,463
3.000%, TBA (e)	575,000	570,932
3.500%, TBA (e)	1,500,000	1,516,801

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 20 Yr. Gold Pool 3.000%, 11/01/36	1,228,315	$1,211,270
3.000%, 01/01/37	911,941	897,876
3.500%, 08/01/34	819,071	827,970
5.000%, 03/01/27	82,756	87,372
5.000%, 02/01/28	207,616	219,196
5.000%, 03/01/28	101,650	107,319
5.000%, 05/01/28	408,451	431,234
5.000%, 05/01/30	402,511	425,897
Freddie Mac 30 Yr. Gold Pool 3.000%, 12/01/44	19,017	18,517
3.000%, 08/01/46	1,779,761	1,725,507
3.000%, 10/01/46	1,805,325	1,750,016
3.000%, 11/01/46	2,754,325	2,672,515
3.000%, 12/01/46	861,477	835,748
3.000%, 01/01/47	972,945	942,342
3.000%, 01/01/48	8,362,925	8,100,104
3.500%, 08/01/42	128,161	128,863
3.500%, 11/01/42	189,244	189,815
3.500%, 06/01/46	299,695	298,960
3.500%, 10/01/47	1,347,774	1,341,616
3.500%, TBA (e)	15,065,000	14,985,921
4.000%, 05/01/42	837,339	860,821
4.000%, 08/01/42	227,117	233,498
4.000%, 09/01/42	321,287	330,015
4.000%, 07/01/44	72,986	75,014
4.000%, 02/01/46	318,536	325,999
4.000%, TBA (e)	18,520,000	18,876,895
4.500%, 09/01/43	134,418	140,483
4.500%, 11/01/43	1,090,951	1,136,468
4.500%, TBA (e)	7,505,000	7,804,557
5.000%, 03/01/38	74,019	78,972
5.000%, 05/01/39	8,250	8,807
5.000%, 06/01/41	433,455	461,733
5.000%, TBA (e)	580,000	612,227
5.500%, 07/01/33	125,414	134,175
5.500%, 04/01/39	50,427	54,563
5.500%, 06/01/41	192,126	207,865
Freddie Mac ARM Non-Gold Pool 3.895%, 12M LIBOR + 1.900%, 02/01/41 (f)	109,744	114,909
Freddie Mac Multifamily Structured Pass-Through Certificates (CMO) 0.744%, 03/25/27 (f) (g)	4,378,025	198,101
1.590%, 06/25/22 (f) (g)	1,814,046	86,357
1.644%, 12/25/18 (f) (g)	2,976,476	8,556
1.805%, 03/25/22 (f) (g)	1,322,647	66,421
1.859%, 05/25/19 (f) (g)	2,253,771	22,698
Freddie Mac REMICS (CMO) Zero Coupon, 11/15/36 (h)	27,941	25,378
1.750%, 10/15/42	526,572	497,385
2.500%, 05/15/28 (g)	207,742	15,608
3.000%, 03/15/28 (g) (i)	610,576	48,099
3.000%, 05/15/32 (g)	273,208	20,092
3.000%, 03/15/33 (g) (i)	195,370	24,198
3.000%, 08/15/43	875,000	839,320
3.000%, 05/15/46	580,472	573,355

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac REMICS (CMO) 3.000%, 02/15/48	1,100,769	1,092,077
3.500%, 06/15/26 (g) (i)	325,548	21,667
3.500%, 09/15/26 (g)	112,664	10,223
3.500%, 03/15/27 (g)	190,261	16,682
3.500%, 03/15/41 (g) (i)	73,201	9,001
4.000%, 07/15/27 (g) (i)	737,907	69,987
4.000%, 03/15/28 (g)	341,216	34,515
4.000%, 06/15/28 (g)	182,511	19,106
4.000%, 07/15/30 (g)	498,113	53,368
4.750%, 07/15/39	541,719	576,126
5.000%, 09/15/33 (g)	258,011	49,803
5.500%, 08/15/33	66,690	71,998
5.500%, 07/15/36	145,965	158,015
5.500%, 06/15/46	193,533	211,763
6.500%, 07/15/36	191,794	211,347
FREMF Mortgage Trust (CMO) 3.071%, 10/25/47 (144A) (f)	770,000	765,622
3.801%, 11/25/49 (144A) (f)	165,000	161,120
3.882%, 11/25/50 (144A) (f)	290,000	277,261
5.444%, 09/25/43 (144A) (f)	855,000	888,259
Ginnie Mae I 30 Yr. Pool 3.000%, 12/15/44	24,901	24,414
3.000%, 02/15/45	71,723	70,238
3.000%, 04/15/45	990,532	970,023
3.000%, 05/15/45	1,284,977	1,258,372
3.000%, 07/15/45	34,445	33,732
4.000%, 09/15/42	902,920	929,965
4.500%, 04/15/41	628,315	664,503
4.500%, 02/15/42	1,366,392	1,437,971
5.000%, 12/15/38	47,319	50,426
5.000%, 04/15/39	906,534	966,095
5.000%, 07/15/39	90,702	95,796
5.000%, 12/15/40	130,474	139,039
5.500%, 12/15/40	457,474	498,802
Ginnie Mae II 30 Yr. Pool 3.000%, TBA (e)	3,935,000	3,849,767
3.500%, 08/20/47	377,165	378,959
3.500%, TBA (e)	19,903,000	19,979,579
4.000%, 10/20/47	1,139,978	1,169,430
4.000%, 11/20/47	1,435,985	1,474,761
4.000%, 03/20/48	1,090,481	1,121,105
4.000%, TBA (e)	5,937,000	6,084,961
4.500%, 01/20/46	142,539	150,015
4.500%, TBA (e)	8,095,000	8,413,810
5.000%, 10/20/39	21,443	23,018
5.000%, TBA (e)	3,670,000	3,852,835
Government National Mortgage Association (CMO) 0.783%, 02/16/53 (f) (g)	2,021,466	92,501
1.750%, 09/20/43	100,377	94,929
2.500%, 12/16/39	436,928	425,444
3.000%, 09/20/28 (g)	229,935	20,099
3.000%, 02/16/43 (g)	136,610	22,513
3.000%, 03/20/47	157,141	135,932
3.500%, 02/16/27 (g)	98,045	8,904
3.500%, 03/20/27 (g)	242,944	24,201

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Government National Mortgage Association (CMO) 3.500%, 07/20/40 (g)	236,285	$27,189
3.500%, 02/20/41 (g)	333,719	40,765
3.500%, 04/20/42 (g)	560,437	73,261
3.500%, 10/20/42 (g)	847,748	149,554
3.500%, 05/20/43 (g) (i)	119,268	20,437
3.500%, 07/20/43 (g) (i)	464,345	71,969
4.000%, 12/16/26 (g)	69,193	6,181
4.000%, 05/20/29 (g)	1,009,522	103,639
4.000%, 05/16/42 (g) (i)	101,847	14,447
4.000%, 03/20/43 (g)	157,840	34,207
4.000%, 01/20/44 (g) (i)	72,436	16,366
4.000%, 11/20/44 (g) (i)	1,180,737	209,518
4.000%, 03/20/47 (g)	563,429	108,811
4.000%, 07/20/47 (g)	848,421	157,821
4.500%, 04/20/45 (g) (i)	253,499	59,230
5.000%, 02/16/40 (g)	661,538	156,070
5.000%, 10/16/41 (g) (i)	391,440	66,907
5.000%, 01/16/47 (g)	171,193	41,837
5.500%, 03/20/39 (g) (i)	478,851	107,902
5.500%, 02/16/47 (g)	462,493	103,749
5.500%, 02/20/47 (g)	285,580	62,209
6.000%, 09/20/40 (g)	510,075	121,331
6.000%, 02/20/46 (g)	438,601	101,091

		259,218,545

U.S. Treasury—1.5%
U.S. Treasury Bonds 2.875%, 11/15/46 (j)	1,600,000	1,566,562
3.000%, 11/15/45 (j) (k)	1,980,000	1,986,961
3.000%, 02/15/47 (j) (k)	1,500,000	1,505,391
3.750%, 11/15/43 (j) (k)	2,540,000	2,887,563
U.S. Treasury Inflation Indexed Notes 0.250%, 01/15/25 (k) (l) (m)	8,485,686	8,253,223
0.625%, 01/15/26 (l)	2,793,895	2,778,696

		18,978,396

Total U.S. Treasury & Government Agencies (Cost $281,232,444)		278,196,941

Corporate Bonds & Notes—12.1%

Aerospace/Defense—0.1%
Lockheed Martin Corp. 4.090%, 09/15/52	920,000	866,011
United Technologies Corp. 2.800%, 05/04/24	25,000	23,695

		889,706

Agriculture—0.6%
Altria Group, Inc. 2.850%, 08/09/22	1,150,000	1,122,842
3.875%, 09/16/46	530,000	465,698
BAT Capital Corp. 2.297%, 08/14/20 (144A)	3,125,000	3,053,831
4.390%, 08/15/37 (144A)	500,000	469,071

Agriculture—(Continued)
BAT International Finance plc 2.750%, 06/15/20 (144A)	400,000	395,637
Imperial Brands Finance plc 2.050%, 07/20/18 (144A)	200,000	199,960
2.950%, 07/21/20 (144A)	550,000	544,331
3.750%, 07/21/22 (144A)	310,000	307,691
Reynolds American, Inc.
3.250%, 06/12/20	517,000	516,469

		7,075,530

Airlines—0.0%
Delta Air Lines, Inc. 3.625%, 03/15/22	295,000	291,671
3.800%, 04/19/23	280,000	276,696

		568,367

Auto Manufacturers—0.2%
BMW Finance NV 5.000%, 08/06/18 (EUR)	65,000	76,277
Ford Credit Canada Co. 3.700%, 08/02/18 (CAD)	130,000	99,029
Ford Motor Co. 5.291%, 12/08/46 (b)	250,000	231,683
General Motors Co. 5.400%, 04/01/48	460,000	437,020
6.250%, 10/02/43	195,000	202,080
6.750%, 04/01/46	250,000	276,960
General Motors Financial Co., Inc. 3.613%, 3M LIBOR + 1.270%, 10/04/19 (f)	100,000	101,017
3.700%, 05/09/23	300,000	294,317
3.908%, 3M LIBOR + 1.560%, 01/15/20 (f)	200,000	203,084
3.950%, 04/13/24	165,000	161,470
Toyota Credit Canada, Inc. 2.750%, 07/18/18 (CAD) (i)	200,000	152,211
Toyota Motor Credit Corp. 2.495%, 3M LIBOR + 0.140%, 11/14/19 (f)	100,000	99,931
Volkswagen International Finance NV
Zero Coupon, 3M EURIBOR + 0.300%, 07/16/18 (EUR) (f)	175,000	204,381

		2,539,460

Auto Parts & Equipment—0.0%
Goodyear Tire & Rubber Co. (The) 5.000%, 05/31/26	60,000	55,800

Banks—3.8%
Banco Bilbao Vizcaya Argentaria S.A. 6.125%, 5Y USD Swap + 3.870%, 11/16/27 (b) (f)	800,000	706,000
8.875%, 5Y EUR Swap + 9.177%, 04/14/21 (EUR) (f)	200,000	261,598
Banco de Sabadell S.A. 6.500%, 5Y EUR Swap + 6.414%, 05/18/22 (EUR) (f)	600,000	699,839
Banco Santander S.A. 3.800%, 02/23/28	600,000	548,029
3.848%, 04/12/23	400,000	391,197
Bank of America Corp. 2.250%, 04/21/20	1,910,000	1,883,795

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Bank of America Corp. 2.625%, 04/19/21	15,000	$14,736
3.124%, 3M LIBOR + 1.160%, 01/20/23 (f)	805,000	791,704
3.366%, 3M LIBOR + 0.810%, 01/23/26 (f)	1,255,000	1,207,456
3.419%, 3M LIBOR + 1.040%, 12/20/28 (f)	118,000	111,118
3.705%, 3M LIBOR + 1.512%, 04/24/28 (f)	1,045,000	1,007,831
4.000%, 04/01/24	133,000	134,165
4.000%, 01/22/25	595,000	587,356
4.125%, 01/22/24	265,000	269,362
7.750%, 05/14/38	630,000	853,131
Bank of Nova Scotia (The) 2.938%, 3M LIBOR + 0.620%, 12/05/19 (f)	175,000	176,148
Barclays Bank plc 2.650%, 01/11/21	200,000	195,521
Barclays plc 8.000%, 5Y EUR Swap + 6.750%, 12/15/20 (EUR) (f)	325,000	420,335
BNP Paribas S.A. 2.950%, 05/23/22 (144A)	220,000	212,372
3.375%, 01/09/25 (144A)	615,000	580,980
5.125%, 5Y USD Swap + 2.838%, 11/15/27 (144A) (f)	325,000	286,286
7.625%, 5Y USD Swap + 6.314%, 03/30/21 (144A) (b) (f)	390,000	407,062
BPCE S.A. 2.750%, 01/11/23 (144A)	270,000	257,994
3.000%, 05/22/22 (144A)	255,000	246,294
Branch Banking & Trust Co. 1.450%, 05/10/19	275,000	272,016
CaixaBank S.A. 6.750%, 5Y EUR Swap + 6.498%, 06/13/24 (EUR) (f)	200,000	248,157
Citigroup, Inc. 2.700%, 03/30/21	295,000	289,329
2.700%, 10/27/22	265,000	254,486
3.121%, 3M LIBOR + 0.790%, 01/10/20 (f)	200,000	201,376
3.200%, 10/21/26	140,000	130,190
3.421%, 3M LIBOR + 1.100%, 05/17/24 (f)	680,000	683,400
3.520%, 3M LIBOR + 1.151%, 10/27/28 (f)	230,000	216,094
4.075%, 3M LIBOR + 1.192%, 04/23/29 (f)	165,000	161,890
4.450%, 09/29/27	885,000	870,514
4.650%, 07/30/45	9,000	8,956
4.750%, 05/18/46	355,000	337,578
Credit Agricole S.A. 4.000%, 5Y USD Swap + 1.644%, 01/10/33 (144A) (f)	380,000	346,867
8.125%, 5Y USD Swap + 6.185%, 12/23/25 (144A) (f)	725,000	767,594
Credit Suisse Group AG 6.250%, 5Y USD Swap + 3.455%, 12/18/24 (144A) (f)	1,320,000	1,290,443
Goldman Sachs Group, Inc. (The) 2.350%, 11/15/21 (b)	560,000	538,547
2.600%, 04/23/20	1,605,000	1,589,854
2.750%, 09/15/20	1,087,000	1,074,039
2.875%, 02/25/21	520,000	513,236
2.876%, 3M LIBOR + 0.821%, 10/31/22 (f)	255,000	248,936
2.905%, 3M LIBOR + 0.990%, 07/24/23 (f)	640,000	616,429
3.133%, 3M LIBOR + 0.800%, 12/13/19 (f)	100,000	100,620
3.814%, 3M LIBOR + 1.158%, 04/23/29 (f)	735,000	699,086
4.017%, 3M LIBOR + 1.373%, 10/31/38 (f)	820,000	747,140
4.223%, 3M LIBOR + 1.301%, 05/01/29 (f)	45,000	44,321
6.250%, 02/01/41	430,000	502,051
6.750%, 10/01/37	410,000	486,605

Banks—(Continued)
HSBC Holdings plc 2.950%, 05/25/21 (b)	255,000	251,055
3.400%, 03/08/21	765,000	764,724
3.600%, 05/25/23	255,000	252,500
4.250%, 08/18/25	390,000	382,896
4.583%, 3M LIBOR + 1.535%, 06/19/29 (f)	260,000	262,609
6.000%, 5Y USD ICE Swap + 3.746%, 05/22/27 (f)	575,000	533,312
6.250%, 5Y USD ICE Swap + 3.453%, 03/23/23 (b) (f)	450,000	441,562
Intesa Sanpaolo S.p.A. 3.375%, 01/12/23 (144A)	215,000	197,627
3.875%, 01/12/28 (144A)	295,000	252,879
7.700%, 5Y USD Swap + 5.462%, 09/17/25 (144A) (b) (f)	450,000	420,300
7.750%, 5Y EUR Swap + 7.192%, 01/11/27 (EUR) (f)	400,000	503,322
JPMorgan Chase & Co. 2.295%, 08/15/21	315,000	304,325
2.400%, 06/07/21	565,000	550,458
2.550%, 10/29/20	690,000	679,528
2.700%, 05/18/23	480,000	460,801
3.220%, 3M LIBOR + 1.155%, 03/01/25 (f)	550,000	530,600
3.509%, 3M LIBOR + 0.945%, 01/23/29 (f)	525,000	497,414
3.589%, 3M LIBOR + 1.230%, 10/24/23 (f)	325,000	330,858
5.600%, 07/15/41	30,000	33,831
Landsbanki Islands Zero Coupon, 08/25/20 (c) (d) (i) (n)	320,000	0
Morgan Stanley 2.500%, 04/21/21	680,000	664,148
2.750%, 05/19/22	645,000	624,844
3.102%, 3M LIBOR + 0.740%, 07/23/19 (f)	100,000	100,504
3.125%, 07/27/26	180,000	167,441
3.209%, 3M LIBOR + 0.850%, 01/24/19 (f)	260,000	261,005
3.591%, 3M LIBOR + 1.340%, 07/22/28 (f)	1,250,000	1,188,059
3.625%, 01/20/27	685,000	657,755
4.000%, 07/23/25	280,000	279,148
4.350%, 09/08/26	95,000	93,703
5.000%, 11/24/25	322,000	333,794
Royal Bank of Canada 1.888%, 3M CDOR + 0.150%, 07/30/18 (CAD) (f)	100,000	76,085
2.150%, 10/26/20	1,020,000	996,543
Santander Holdings USA, Inc. 3.700%, 03/28/22	365,000	359,629
Societe Generale S.A. 7.375%, 5Y USD Swap + 6.238%, 09/13/21 (144A) (f)	650,000	661,375
7.875%, 5Y USD Swap + 4.979%, 12/18/23 (144A) (f)	200,000	204,500
Standard Chartered plc 7.500%, 5Y USD Swap + 6.301%, 04/02/22 (f)	400,000	410,000
UBS AG 2.450%, 12/01/20 (144A)	465,000	454,545
UBS Group AG 5.750%, 5Y EUR Swap + 5.287%, 02/19/22 (EUR) (f)	250,000	314,900
6.875%, 5Y USD ICE Swap + 5.497%, 03/22/21 (f)	450,000	461,128
7.000%, 5Y USD Swap + 4.866%, 02/19/25 (f)	200,000	202,768
7.125%, 5Y USD Swap + 5.464%, 02/19/20 (f)	270,000	277,103
UBS Group Funding Switzerland AG 2.650%, 02/01/22 (144A)	620,000	597,306
UniCredit S.p.A. 5.375%, 5Y EUR Swap + 4.925%, 06/03/25 (EUR) (f)	200,000	209,036
6.625%, 5Y EUR Swap + 6.387%, 06/03/23 (EUR) (f)	575,000	665,610

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Wells Fargo & Co. 2.625%, 07/22/22	595,000	$573,094
3.000%, 04/22/26	310,000	287,384
3.000%, 10/23/26	200,000	184,667
3.069%, 01/24/23	960,000	933,538
3.584%, 3M LIBOR + 1.310%, 05/22/28 (b) (f)	930,000	891,055
4.400%, 06/14/46	290,000	265,497
4.900%, 11/17/45	765,000	755,556

		47,292,384

Beverages—0.3%
Anheuser-Busch InBev Finance, Inc. 3.300%, 02/01/23	675,000	669,356
4.700%, 02/01/36	50,000	50,677
4.900%, 02/01/46	85,000	87,412
Anheuser-Busch InBev Worldwide, Inc. 3.500%, 01/12/24	295,000	293,178
3.750%, 07/15/42	405,000	356,171
4.600%, 04/15/48	345,000	339,913
4.750%, 04/15/58	440,000	429,779
Constellation Brands, Inc. 2.650%, 11/07/22	475,000	455,244
2.700%, 05/09/22	80,000	77,323
3.600%, 02/15/28	320,000	302,474
4.500%, 05/09/47	50,000	47,586
4.750%, 12/01/25	433,000	448,242
Molson Coors International L.P. 2.250%, 09/18/18 (CAD) (i)	100,000	76,081

		3,633,436

Biotechnology—0.1%
Amgen, Inc. 2.650%, 05/11/22	350,000	338,949
Baxalta, Inc. 3.600%, 06/23/22	55,000	54,435
Celgene Corp. 4.625%, 05/15/44	195,000	181,004
Gilead Sciences, Inc. 3.250%, 09/01/22 (b)	165,000	164,049
4.150%, 03/01/47	1,110,000	1,061,024

		1,799,461

Building Materials—0.0%
Standard Industries, Inc. 5.000%, 02/15/27 (144A)	10,000	9,275
6.000%, 10/15/25 (144A)	220,000	220,550

		229,825

Chemicals—0.2%
CF Industries, Inc. 4.950%, 06/01/43	95,000	80,275
Chemours Co. (The) 5.375%, 05/15/27	60,000	58,050
LyondellBasell Industries NV 4.625%, 02/26/55	230,000	212,630

Chemicals—(Continued)
Methanex Corp. 4.250%, 12/01/24	325,000	319,273
5.650%, 12/01/44	145,000	140,884
Olin Corp. 5.125%, 09/15/27	60,000	58,350
Sherwin-Williams Co. (The) 3.125%, 06/01/24	180,000	171,923
3.450%, 06/01/27 (b)	395,000	373,184
Syngenta Finance NV 4.441%, 04/24/23 (144A)	450,000	447,481
4.892%, 04/24/25 (144A)	385,000	377,484
Versum Materials, Inc. 5.500%, 09/30/24 (144A)	60,000	60,834

		2,300,368

Commercial Services—0.1%
Acwa Power Management & Investments One, Ltd. 5.950%, 12/15/39 (144A)	1,269,000	1,239,660
Cardtronics, Inc. 5.125%, 08/01/22	95,000	90,725
United Rentals North America, Inc. 4.875%, 01/15/28	65,000	60,187
5.500%, 07/15/25	110,000	110,825

		1,501,397

Computers—0.1%
Apple, Inc. 3.350%, 02/09/27	175,000	170,887
3.450%, 02/09/45	375,000	335,147
3.850%, 08/04/46	95,000	89,604
Hewlett Packard Enterprise Co. 6.350%, 10/15/45	215,000	212,393
Western Digital Corp. 4.750%, 02/15/26	790,000	768,275

		1,576,306

Diversified Financial Services—0.2%
American Express Co. 3.400%, 02/27/23	500,000	494,196
GTP Acquisition Partners I LLC 3.482%, 06/15/50 (144A)	1,355,000	1,321,648
Navient Corp. 5.500%, 01/15/19	210,000	211,680
5.875%, 03/25/21	20,000	20,300

		2,047,824

Electric—0.6%
AES Corp. 4.000%, 03/15/21	235,000	233,825
4.500%, 03/15/23	45,000	44,606
4.875%, 05/15/23	20,000	19,950
5.125%, 09/01/27	10,000	9,975
Berkshire Hathaway Energy Co. 3.250%, 04/15/28	245,000	233,007

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
DTE Energy Co. 1.500%, 10/01/19 (b)	315,000	$308,872
Duke Energy Carolinas LLC 4.250%, 12/15/41	275,000	280,222
Duke Energy Florida LLC 3.400%, 10/01/46	370,000	324,482
Duke Energy Progress LLC 4.375%, 03/30/44	320,000	331,366
Emera U.S. Finance L.P. 4.750%, 06/15/46	25,000	24,565
Exelon Corp. 2.450%, 04/15/21 (b)	80,000	77,748
2.850%, 06/15/20	530,000	525,282
FirstEnergy Corp. 4.250%, 03/15/23	110,000	111,765
Fortis, Inc. 2.100%, 10/04/21	135,000	128,822
Georgia Power Co. 2.000%, 09/08/20	1,263,000	1,233,754
IPALCO Enterprises, Inc. 3.700%, 09/01/24	335,000	324,836
Oncor Electric Delivery Co. LLC 7.000%, 09/01/22	110,000	125,312
Pacific Gas & Electric Co. 2.950%, 03/01/26	165,000	147,180
3.300%, 12/01/27	965,000	866,516
6.050%, 03/01/34	590,000	637,123
Sempra Energy 2.400%, 02/01/20	340,000	335,891
South Carolina Electric & Gas Co. 4.500%, 06/01/64	475,000	432,630
Southern California Edison Co. 4.125%, 03/01/48	55,000	52,037
Southern Co. (The) 1.850%, 07/01/19	270,000	267,315
2.750%, 06/15/20	525,000	520,486
2.950%, 07/01/23 (b)	130,000	125,399

		7,722,966

Electronics—0.0%
Fortive Corp. 2.350%, 06/15/21	275,000	266,522

Engineering & Construction—0.1%
Heathrow Funding, Ltd. 6.250%, 09/10/18 (GBP)	75,000	99,891
Mexico City Airport Trust 3.875%, 04/30/28 (144A)	255,000	231,489
SBA Tower Trust 3.168%, 04/09/47 (144A)	995,000	973,485

		1,304,865

Entertainment—0.0%
GLP Capital L.P. / GLP Financing II, Inc. 5.375%, 04/15/26	60,000	59,400

Entertainment—(Continued)
WMG Acquisition Corp. 4.875%, 11/01/24 (144A)	120,000	117,000
5.000%, 08/01/23 (144A)	40,000	39,800

		216,200

Food—0.1%
Kraft Heinz Foods Co. 4.375%, 06/01/46	320,000	276,833
4.625%, 01/30/29	330,000	326,828
Sysco Corp. 2.500%, 07/15/21	405,000	395,482
TreeHouse Foods, Inc. 6.000%, 02/15/24 (144A)	60,000	61,050

		1,060,193

Food Service—0.0%
Aramark Services, Inc. 5.000%, 02/01/28 (144A)	125,000	119,375

Gas—0.0%
AmeriGas Partners L.P. / AmeriGas Finance Corp. 5.875%, 08/20/26	95,000	92,625

Healthcare-Products—0.2%
Becton Dickinson and Co. 3.363%, 06/06/24	925,000	888,541
3.700%, 06/06/27	550,000	520,631
Boston Scientific Corp. 4.000%, 03/01/28	505,000	493,748
Thermo Fisher Scientific, Inc. 3.000%, 04/15/23	180,000	175,014

		2,077,934

Healthcare-Services—0.3%
Aetna, Inc. 2.800%, 06/15/23	175,000	166,745
Anthem, Inc. 3.500%, 08/15/24	695,000	677,306
3.650%, 12/01/27	525,000	497,327
4.625%, 05/15/42	170,000	164,787
CHS/Community Health Systems, Inc. 5.125%, 08/01/21	110,000	101,750
6.250%, 03/31/23	30,000	27,488
Dignity Health 2.637%, 11/01/19	1,525,000	1,522,088
Tenet Healthcare Corp. 6.000%, 10/01/20	75,000	77,063
UnitedHealth Group, Inc. 3.500%, 06/15/23	280,000	280,335
3.750%, 07/15/25	240,000	240,040
4.250%, 04/15/47 (b)	110,000	109,505
4.250%, 06/15/48	160,000	160,444
4.750%, 07/15/45	130,000	138,893

		4,163,771

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Home Builders—0.0%
Lennar Corp. 4.750%, 11/29/27 (b)	125,000	$117,225
PulteGroup, Inc. 5.500%, 03/01/26	60,000	59,400
Toll Brothers Finance Corp. 4.875%, 11/15/25 (b)	130,000	125,125

		301,750

Insurance—0.5%
American International Group, Inc. 3.375%, 08/15/20	1,138,000	1,140,022
4.700%, 07/10/35	305,000	296,710
Assurant, Inc. 3.589%, 3M LIBOR + 1.250%, 03/26/21 (f)	3,285,000	3,293,256
CNO Financial Group, Inc. 5.250%, 05/30/25	175,000	173,687
Genworth Holdings, Inc. 4.900%, 08/15/23	90,000	78,750
Massachusetts Mutual Life Insurance Co. 8.875%, 06/01/39 (144A)	67,000	104,880
MGIC Investment Corp. 5.750%, 08/15/23	90,000	91,800
Principal Life Global Funding II 2.200%, 04/08/20 (144A)	530,000	521,642
Willis North America, Inc. 3.600%, 05/15/24	210,000	202,943

		5,903,690

Internet—0.2%
Alibaba Group Holding, Ltd. 3.400%, 12/06/27	810,000	754,708
4.200%, 12/06/47	200,000	182,065
Amazon.com, Inc. 2.800%, 08/22/24	155,000	149,348
3.875%, 08/22/37	600,000	585,668
Tencent Holdings, Ltd. 2.985%, 01/19/23 (144A)	530,000	515,314
3.595%, 01/19/28 (144A)	250,000	236,505

		2,423,608

Iron/Steel—0.1%
ArcelorMittal 6.125%, 06/01/25	110,000	118,525
Commercial Metals Co. 5.375%, 07/15/27	60,000	57,000
Steel Dynamics, Inc. 4.125%, 09/15/25	165,000	158,194
5.500%, 10/01/24	65,000	66,219
Vale Overseas, Ltd. 6.250%, 08/10/26	845,000	915,135
6.875%, 11/10/39	75,000	84,937

		1,400,010

Leisure Time—0.0%
VOC Escrow, Ltd. 5.000%, 02/15/28 (144A)	30,000	28,341

Machinery-Construction & Mining—0.0%
BWX Technologies, Inc. 5.375%, 07/15/26 (144A)	30,000	30,375
Oshkosh Corp. 5.375%, 03/01/25	75,000	76,875

		107,250

Machinery-Diversified—0.0%
John Deere Canada Funding, Inc. 2.650%, 07/16/18 (CAD)	265,000	201,659

Media—0.9%
21st Century Fox America, Inc. 6.150%, 03/01/37	505,000	592,322
CCO Holdings LLC / CCO Holdings Capital Corp. 5.125%, 05/01/27 (144A)	15,000	14,034
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 3.579%, 07/23/20	270,000	269,657
4.464%, 07/23/22	815,000	825,014
4.908%, 07/23/25	50,000	50,494
5.750%, 04/01/48	480,000	464,697
6.484%, 10/23/45	1,245,000	1,312,274
Comcast Corp. 2.350%, 01/15/27	65,000	56,929
3.150%, 03/01/26	520,000	488,299
3.200%, 07/15/36	100,000	83,195
3.400%, 07/15/46	205,000	166,239
4.049%, 11/01/52	395,000	344,534
COX Communications, Inc. 3.150%, 08/15/24 (144A)	725,000	686,841
3.350%, 09/15/26 (144A)	95,000	87,831
3.850%, 02/01/25 (144A)	25,000	24,490
4.800%, 02/01/35 (144A)	25,000	23,021
Discovery Communications LLC 3.800%, 03/13/24	364,000	358,242
3.950%, 06/15/25 (144A)	217,000	211,540
4.900%, 03/11/26 (b)	190,000	194,875
DISH DBS Corp. 5.875%, 11/15/24 (b)	130,000	110,012
Liberty Interactive LLC 8.250%, 02/01/30 (b)	130,000	137,884
TEGNA, Inc. 6.375%, 10/15/23	5,000	5,138
Time Warner Cable LLC 4.500%, 09/15/42	400,000	328,660
7.300%, 07/01/38	45,000	51,008
8.250%, 04/01/19	231,000	239,602
8.750%, 02/14/19	759,000	784,326
Time Warner, Inc. 2.950%, 07/15/26	70,000	62,927
3.800%, 02/15/27	520,000	491,075

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
Time Warner, Inc. 3.875%, 01/15/26	70,000	$67,250
4.875%, 03/15/20	796,000	817,249
Viacom, Inc. 4.250%, 09/01/23	1,190,000	1,183,207
4.375%, 03/15/43	173,000	145,155
5.875%, 3M LIBOR + 3.895%, 02/28/57 (f)	10,000	9,450
6.250%, 3M LIBOR + 3.899%, 02/28/57 (f)	15,000	14,212
Videotron, Ltd. 5.375%, 06/15/24 (144A)	145,000	148,444

		10,850,127

Mining—0.1%
Anglo American Capital plc 3.750%, 04/10/22 (144A) (b)	200,000	198,562
4.125%, 09/27/22 (144A)	600,000	603,278
Corp. Nacional del Cobre de Chile 3.625%, 08/01/27 (144A)	200,000	190,506
FMG Resources August 2006 Pty, Ltd. 5.125%, 05/15/24 (144A)	60,000	57,075
Glencore Funding LLC 3.708%, 3M LIBOR + 1.360%, 01/15/19 (f)	50,000	50,184
3.875%, 10/27/27 (144A)	225,000	207,916
Kaiser Aluminum Corp. 5.875%, 05/15/24	140,000	142,800

		1,450,321

Miscellaneous Manufacturing—0.0%
Ingersoll-Rand Global Holding Co., Ltd. 2.900%, 02/21/21	275,000	272,309

Office/Business Equipment—0.0%
Pitney Bowes, Inc. 4.700%, 04/01/23	405,000	364,500

Oil & Gas—0.5%
Anadarko Petroleum Corp. 3.450%, 07/15/24	425,000	408,380
4.500%, 07/15/44	5,000	4,656
6.600%, 03/15/46	55,000	66,102
Andeavor 3.800%, 04/01/28	220,000	207,783
Antero Resources Corp. 5.625%, 06/01/23	60,000	60,750
Canadian Natural Resources, Ltd. 3.850%, 06/01/27 (b)	715,000	697,597
Continental Resources, Inc. 4.900%, 06/01/44	10,000	9,794
5.000%, 09/15/22	55,000	55,727
Encana Corp. 3.900%, 11/15/21	300,000	302,408
Hess Corp. 4.300%, 04/01/27	365,000	352,527
6.000%, 01/15/40	10,000	10,303

Oil & Gas—(Continued)
Kerr-McGee Corp. 6.950%, 07/01/24	400,000	453,856
Marathon Oil Corp. 3.850%, 06/01/25	190,000	186,916
MEG Energy Corp. 6.500%, 01/15/25 (144A)	65,000	64,837
Petroleos Mexicanos 6.350%, 02/12/48 (144A)	196,000	176,890
6.375%, 02/04/21	40,000	42,100
6.750%, 09/21/47	586,000	552,539
Phillips 66 3.900%, 03/15/28	470,000	458,711
QEP Resources, Inc. 5.250%, 05/01/23 (b)	80,000	78,200
Shell International Finance B.V. 4.375%, 05/11/45	390,000	399,705
SM Energy Co. 6.125%, 11/15/22	55,000	56,375
6.750%, 09/15/26	15,000	15,038
Sunoco LP / Sunoco Finance Corp. 5.500%, 02/15/26 (144A)	60,000	56,850
Tullow Oil plc 7.000%, 03/01/25 (144A)	500,000	473,125
Valero Energy Corp. 3.400%, 09/15/26	350,000	331,391
WPX Energy, Inc. 5.250%, 09/15/24	125,000	122,969
YPF S.A. 16.500%, 05/09/22 (144A) (ARS) (o)	19,392,845	506,192

		6,151,721

Packaging & Containers—0.0%
Owens-Brockway Glass Container, Inc. 5.875%, 08/15/23 (144A)	150,000	151,687
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 5.125%, 07/15/23 (144A)	75,000	74,063

		225,750

Pharmaceuticals—0.9%
Allergan Funding SCS 3.450%, 03/15/22	245,000	241,077
3.800%, 03/15/25	205,000	199,064
Bayer U.S. Finance LLC 4.250%, 12/15/25 (144A) (b)	850,000	854,548
Cardinal Health, Inc. 2.616%, 06/15/22	440,000	421,790
CVS Health Corp. 2.800%, 07/20/20	3,856,000	3,819,591
3.125%, 03/09/20	1,585,000	1,582,953
3.875%, 07/20/25	324,000	313,935
4.100%, 03/25/25	815,000	810,681
5.050%, 03/25/48 (b)	345,000	351,105
5.125%, 07/20/45	315,000	319,183
GlaxoSmithKline Capital plc 3.125%, 05/14/21	730,000	731,225

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pharmaceuticals—(Continued)
GlaxoSmithKline Capital, Inc. 3.625%, 05/15/25	620,000	$618,933
Mylan NV 3.150%, 06/15/21	220,000	217,584
3.750%, 12/15/20	325,000	327,030
3.950%, 06/15/26	65,000	62,075
Mylan, Inc. 5.200%, 04/15/48 (144A)	125,000	120,193
Shire Acquisitions Investments Ireland DAC 2.400%, 09/23/21	520,000	497,829
Valeant Pharmaceuticals International, Inc. 6.500%, 03/15/22 (144A)	65,000	67,275
7.000%, 03/15/24 (144A)	30,000	31,454

		11,587,525

Pipelines—0.4%
Andeavor Logistics L.P. / Tesoro Logistics Finance Corp. 4.250%, 12/01/27	415,000	397,527
6.250%, 10/15/22	41,000	42,471
DCP Midstream Operating L.P. 3.875%, 03/15/23	20,000	19,325
4.950%, 04/01/22	26,000	26,293
5.600%, 04/01/44	50,000	47,187
Enbridge, Inc. 3.700%, 07/15/27 (b)	205,000	194,260
Energy Transfer Equity L.P. 5.500%, 06/01/27 (b)	120,000	120,000
Energy Transfer Partners L.P. 4.200%, 09/15/23	175,000	174,914
5.950%, 10/01/43	20,000	19,553
EQT Midstream Partners L.P. 4.750%, 07/15/23	215,000	214,654
5.500%, 07/15/28	270,000	269,954
Kinder Morgan, Inc. 5.550%, 06/01/45	270,000	271,791
MPLX L.P. 4.000%, 03/15/28	180,000	171,194
4.125%, 03/01/27	375,000	357,714
4.700%, 04/15/48	105,000	97,357
5.200%, 03/01/47	65,000	64,586
Sabine Pass Liquefaction LLC 4.200%, 03/15/28	160,000	154,897
Sunoco Logistics Partners Operations L.P. 5.300%, 04/01/44	35,000	31,725
5.350%, 05/15/45	35,000	31,861
Texas Eastern Transmission L.P. 2.800%, 10/15/22 (144A)	420,000	401,565
3.500%, 01/15/28 (144A)	100,000	94,160
TransCanada PipeLines, Ltd. 4.750%, 05/15/38	140,000	139,947
Transcontinental Gas Pipe Line Co. LLC 4.000%, 03/15/28 (144A)	105,000	102,045
Valero Energy Partners L.P. 4.500%, 03/15/28	455,000	447,335

Pipelines—(Continued)
Western Gas Partners L.P. 4.500%, 03/01/28	360,000	346,448
Williams Cos., Inc. (The) 3.700%, 01/15/23	70,000	67,725
4.550%, 06/24/24	21,000	21,000
5.750%, 06/24/44	10,000	10,338
7.875%, 09/01/21	25,000	27,812
Williams Partners L.P. 4.300%, 03/04/24	105,000	105,376

		4,471,014

Real Estate Investment Trusts—0.0%
Crown Castle International Corp. 3.150%, 07/15/23	315,000	301,542
3.200%, 09/01/24	110,000	103,815
Equinix, Inc. 5.875%, 01/15/26	135,000	136,755
Starwood Property Trust, Inc. 4.750%, 03/15/25 (144A)	65,000	62,400

		604,512

Retail—0.2%
Dollar Tree, Inc. 3.055%, 3M LIBOR + 0.700%, 04/17/20 (f)	90,000	90,184
Home Depot, Inc. (The) 3.500%, 09/15/56	220,000	188,992
Lowe’s Cos., Inc. 3.700%, 04/15/46	60,000	53,496
McDonald’s Corp. 3.350%, 04/01/23	380,000	378,805
Suburban Propane Partners L.P. / Suburban Energy Finance Corp. 5.875%, 03/01/27	75,000	70,125
Walmart, Inc. 3.400%, 06/26/23	1,220,000	1,229,080

		2,010,682

Semiconductors—0.2%
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 2.375%, 01/15/20	960,000	947,491
3.000%, 01/15/22	440,000	427,971
3.125%, 01/15/25	155,000	143,788
3.625%, 01/15/24	770,000	745,366
Intel Corp. 4.100%, 05/19/46	185,000	185,906
Microchip Technology, Inc. 4.333%, 06/01/23 (144A)	380,000	380,646
Sensata Technologies B.V. 5.000%, 10/01/25 (144A)	120,000	120,900

		2,952,068

Software—0.2%
CDK Global, Inc. 5.875%, 06/15/26	5,000	5,095

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Software—(Continued)
Fidelity National Information Services, Inc. 4.250%, 05/15/28	195,000	$194,200
First Data Corp. 5.000%, 01/15/24 (144A)	40,000	39,700
5.375%, 08/15/23 (144A)	90,000	90,832
Microsoft Corp. 3.700%, 08/08/46 (b)	330,000	320,921
3.950%, 08/08/56	400,000	391,023
MSCI, Inc. 5.250%, 11/15/24 (144A)	75,000	75,750
5.750%, 08/15/25 (144A)	65,000	66,950
Open Text Corp. 5.875%, 06/01/26 (144A)	15,000	15,300
Oracle Corp. 4.000%, 11/15/47 (b)	195,000	183,548
Quintiles IMS, Inc. 4.875%, 05/15/23 (144A)	95,000	95,950
salesforce.com, Inc. 3.250%, 04/11/23	250,000	248,534
3.700%, 04/11/28	170,000	168,784

		1,896,587

Telecommunications—0.7%
AT&T, Inc. 2.998%, 3M LIBOR + 0.650%, 01/15/20 (f)	155,000	155,798
4.100%, 02/15/28 (144A)	260,000	248,449
4.250%, 03/01/27	150,000	146,807
4.300%, 02/15/30 (144A)	801,000	756,069
4.750%, 05/15/46	545,000	486,836
5.150%, 03/15/42	164,000	155,343
Nokia Oyj 4.375%, 06/12/27	260,000	244,400
6.625%, 05/15/39	110,000	114,675
Sprint Communications, Inc. 7.000%, 03/01/20 (144A) (b)	90,000	93,375
Sprint Corp. 7.125%, 06/15/24	100,000	100,959
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 5.152%, 03/20/28 (144A)	1,040,000	1,019,200
Telecom Italia Capital S.A. 6.000%, 09/30/34	45,000	42,885
7.721%, 06/04/38	50,000	53,750
Telecom Italia S.p.A. 5.303%, 05/30/24 (144A)	925,000	912,281
Telefonica Emisiones S.A.U. 4.665%, 03/06/38	150,000	140,305
4.895%, 03/06/48	335,000	308,788
Verizon Communications, Inc. 4.400%, 11/01/34	535,000	498,958
4.500%, 08/10/33	675,000	653,658
4.522%, 09/15/48	635,000	578,937
4.862%, 08/21/46	165,000	157,669
5.012%, 08/21/54	523,000	491,440
5.250%, 03/16/37	475,000	487,824

Telecommunications—(Continued)
Vodafone Group plc 4.375%, 05/30/28 (b)	815,000	$805,312

		8,653,718

Transportation—0.2%
CSX Corp. 3.250%, 06/01/27	620,000	582,619
FedEx Corp. 4.050%, 02/15/48	600,000	538,956
4.550%, 04/01/46	145,000	140,702
4.750%, 11/15/45	125,000	124,483
Norfolk Southern Corp. 2.900%, 06/15/26	360,000	335,895
Union Pacific Corp. 4.375%, 09/10/38	700,000	707,820

		2,430,475

Trucking & Leasing—0.0%
DAE Funding LLC 4.500%, 08/01/22 (144A)	15,000	14,550
5.000%, 08/01/24 (144A)	15,000	14,408

		28,958

Total Corporate Bonds & Notes (Cost $157,407,520)		152,850,890

Asset-Backed Securities—8.2%

Asset-Backed - Automobile—0.2%
CIG Auto Receivables Trust 2.710%, 05/15/23 (144A)	233,203	231,697
Credit Acceptance Auto Loan Trust 2.650%, 06/15/26 (144A)	545,000	538,399
First Investors Auto Owner Trust 2.390%, 11/16/20 (144A)	157,871	157,794
Honor Automobile Trust Securitization 2.940%, 11/15/19 (144A)	153,401	153,420
Skopos Auto Receivables Trust 3.190%, 09/15/21 (144A) (o)	801,708	801,890
Westlake Automobile Receivables Trust 3.280%, 12/15/22 (144A)	1,015,000	1,008,693

		2,891,893

Asset-Backed - Home Equity—0.3%
GSAA Home Equity Trust 2.141%, 1M LIBOR + 0.050%, 12/25/46 (f) (i)	92,963	67,792
2.191%, 1M LIBOR + 0.100%, 03/25/37 (f) (i)	963,626	479,088
2.331%, 1M LIBOR + 0.240%, 11/25/36 (f) (i)	278,004	165,278
2.391%, 1M LIBOR + 0.300%, 03/25/36 (f) (i)	1,028,057	756,421
5.985%, 06/25/36 (f) (i)	575,081	281,615
Legacy Mortgage Asset Trust 4.000%, 03/25/58 (144A)	1,683,215	1,688,255
Morgan Stanley ABS Capital, Inc. Trust 2.241%, 1M LIBOR + 0.150%, 06/25/36 (f) (i)	24,186	20,671

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Home Equity—(Continued)
Renaissance Home Equity Loan Trust 6.120%, 11/25/36 (i)	252,275	$158,040
Soundview Home Loan Trust 2.341%, 1M LIBOR + 0.250%, 11/25/36 (f) (i)	485,000	438,479

		4,055,639

Asset-Backed - Other—7.7%
AMMC CLO, Ltd. 3.610%, 3M LIBOR + 1.250%, 07/25/29 (144A) (f)	1,340,000	1,340,717
Anchorage Capital CLO, Ltd. 3.858%, 3M LIBOR + 1.510%, 01/15/29 (144A) (f)	760,744	761,983
Apex Credit CLO, Ltd. 3.829%, 3M LIBOR + 1.470%, 04/24/29 (144A) (f)	1,315,000	1,319,833
Apidos CLO 3.335%, 3M LIBOR + 0.980%, 01/19/25 (144A) (f)	666,378	666,026
3.678%, 3M LIBOR + 1.330%, 01/16/27 (144A) (f)	480,000	480,092
Atlas Senior Loan Fund, Ltd. 3.438%, 3M LIBOR + 1.090%, 01/15/31 (144A) (f)	705,000	704,003
Avery Point CLO, Ltd. 3.460%, 3M LIBOR + 1.100%, 04/25/26 (144A) (f)	1,460,000	1,459,438
3.475%, 3M LIBOR + 1.120%, 01/18/25 (144A) (f)	1,038,791	1,038,400
Babson CLO, Ltd. 3.509%, 3M LIBOR + 1.150%, 07/20/25 (144A) (f)	340,000	339,849
Bain Capital Credit CLO, Ltd. 3.609%, 3M LIBOR + 1.250%, 07/20/30 (144A) (f)	815,000	818,412
Bayview Opportunity Master Fund Trust 2.981%, 10/28/32 (144A)	725,010	721,170
3.105%, 09/28/32 (144A)	104,663	104,249
3.352%, 11/28/32 (144A)	795,275	791,298
3.500%, 01/28/55 (144A) (f)	682,063	680,797
3.500%, 06/28/57 (144A) (f)	798,962	797,370
3.500%, 07/28/57 (144A) (f)	1,565,830	1,561,750
3.500%, 10/28/57 (144A) (f)	1,502,298	1,496,878
3.500%, 01/28/58 (144A) (f)	1,045,337	1,043,589
3.598%, 02/25/33 (144A)	681,856	679,342
4.000%, 11/28/53 (144A) (f)	589,543	595,067
4.000%, 10/28/64 (144A) (f)	1,116,850	1,126,611
Benefit Street Partners CLO, Ltd. 3.155%, 3M LIBOR + 0.800%, 10/18/29 (144A) (f)	187,500	187,406
3.598%, 3M LIBOR + 1.250%, 07/15/29 (144A) (f)	320,000	320,492
BlueMountain CLO, Ltd. 3.619%, 3M LIBOR + 1.260%, 04/30/26 (144A) (f)	1,014,397	1,013,971
Carlyle Global Market Strategies CLO, Ltd. 2.722%, 3M LIBOR + 1.000%, 01/15/31 (144A) (f)	1,395,000	1,392,765
3.146%, 3M LIBOR + 0.780%, 04/27/27 (144A) (f)	1,425,000	1,418,817
CBAM, Ltd. 3.583%, 3M LIBOR + 1.230%, 10/17/29 (144A) (f)	1,215,000	1,216,230
Cent CLO, Ltd. 3.576%, 3M LIBOR + 1.210%, 07/27/26 (144A) (f)	930,000	929,533
3.773%, 3M LIBOR + 1.410%, 11/07/26 (144A) (f)	755,000	755,400
CIFC Funding, Ltd. 3.164%, 3M LIBOR + 1.050%, 04/24/30 (144A) (f)	1,580,000	1,570,945
3.198%, 3M LIBOR + 0.850%, 07/16/30 (144A) (f)	275,367	275,742
CLUB Credit Trust 2.610%, 01/15/24 (144A) (o)	766,337	763,433

Asset-Backed - Other—(Continued)
Conn Funding L.P. 2.730%, 07/15/20 (144A) (o)	107,940	107,923
Covenant Credit Partners CLO, Ltd. 4.198%, 3M LIBOR + 1.850%, 10/15/29 (144A) (f)	445,000	447,362
Domino’s Pizza Master Issuer LLC 4.116%, 07/25/48 (144A) (o)	700,000	707,357
Dryden Senior Loan Fund 3.148%, 3M LIBOR + 0.800%, 07/15/30 (144A) (f)	616,500	616,192
3.565%, 3M LIBOR + 1.210%, 07/18/30 (144A) (f)	1,280,000	1,281,856
3.778%, 3M LIBOR + 1.430%, 07/15/27 (144A) (f)	1,215,000	1,214,626
3.778%, 3M LIBOR + 1.430%, 10/15/28 (144A) (f)	1,604,000	1,608,642
Finance America Mortgage Loan Trust 3.141%, 1M LIBOR + 1.050%, 09/25/33 (f) (i)	76,719	74,624
Flatiron CLO, Ltd. 3.593%, 3M LIBOR + 1.250%, 05/15/30 (144A) (f)	810,000	812,232
Fremont Home Loan Trust 3.141%, 1M LIBOR + 1.050%, 12/25/33 (f) (i)	71,837	70,472
GMACM Home Equity Loan Trust 2.591%, 1M LIBOR + 0.500%, 10/25/34 (144A) (f)	45,949	45,911
GreatAmerica Leasing Receivables Funding LLC 1.720%, 04/22/19 (144A)	52,189	52,114
Highbridge Loan Management, Ltd. 3.363%, 3M LIBOR + 1.000%, 02/05/31 (144A) (f)	415,000	414,461
KKR CLO, Ltd. 3.688%, 3M LIBOR + 1.340%, 04/15/29 (144A) (f)	1,260,000	1,261,876
KKR Financial CLO, Ltd. 3.638%, 3M LIBOR + 1.290%, 04/15/29 (144A) (f)	565,000	568,948
Knollwood CDO, Ltd. 4.355%, 3M LIBOR + 3.200%, 01/10/39 (144A) (c) (d) (f)	641,819	0
Lendmark Funding Trust 2.830%, 12/22/25 (144A) (o)	680,000	673,189
3.260%, 04/21/25 (144A) (o)	875,000	876,082
Madison Park Funding, Ltd. 3.522%, 3M LIBOR + 1.160%, 07/23/29 (144A) (f)	1,341,000	1,340,536
3.619%, 3M LIBOR + 1.260%, 07/20/26 (144A) (f)	1,485,000	1,484,543
Magnetite, Ltd. 3.072%, 3M LIBOR + 0.980%, 04/15/31 (144A) (f)	795,000	791,457
3.360%, 3M LIBOR + 1.000%, 07/25/26 (144A) (f)	1,255,000	1,253,446
3.678%, 3M LIBOR + 1.330%, 04/15/27 (144A) (f)	955,000	954,870
3.743%, 3M LIBOR + 1.400%, 11/15/28 (144A) (f)	1,522,000	1,522,839
3.860%, 3M LIBOR + 1.500%, 07/25/26 (144A) (f)	995,000	994,294
Marlette Funding Trust 2.360%, 12/15/24 (144A) (o)	373,703	372,204
MFRA Trust 3.352%, 11/25/47 (144A)	1,169,812	1,160,506
Nationstar HECM Loan Trust 1.968%, 05/25/27 (144A)	138,598	138,127
2.038%, 09/25/27 (144A) (f)	271,419	270,359
2.942%, 05/25/27 (144A)	100,000	99,217
New Residential Advance Receivables Trust 2.575%, 10/15/49 (144A)	1,249,000	1,237,330
3.214%, 02/15/51 (144A)	1,065,000	1,057,290
NRZ Advance Receivables Trust 3.107%, 12/15/50 (144A)	1,195,000	1,184,317
NRZ Excess Spread-Collateralized Notes 3.193%, 01/25/23 (144A)	1,086,804	1,079,438
3.265%, 02/25/23 (144A)	671,824	668,977

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Oak Hill Advisors Residential Loan Trust 3.000%, 06/25/57 (144A)	462,423	$458,120
Oak Hill Credit Partners, Ltd. 3.489%, 3M LIBOR + 1.130%, 07/20/26 (144A) (f)	455,000	454,763
OCP CLO, Ltd. 3.203%, 3M LIBOR + 0.850%, 04/17/27 (144A) (f)	1,230,000	1,226,463
3.729%, 3M LIBOR + 1.400%, 11/22/25 (144A) (f)	1,435,000	1,437,117
Octagon Investment Partners, Ltd. 3.231%, 3M LIBOR + 0.900%, 05/21/27 (144A) (f)	489,000	488,721
3.473%, 3M LIBOR + 1.120%, 07/17/25 (144A) (f)	340,059	340,069
3.679%, 3M LIBOR + 1.320%, 03/17/30 (144A) (f)	725,000	728,760
OHA Loan Funding, Ltd. 3.370%, 3M LIBOR + 1.040%, 05/23/31 (144A) (c) (d) (f)	695,000	695,000
OneMain Financial Issuance Trust 2.370%, 09/14/32 (144A)	1,648,000	1,615,787
4.100%, 03/20/28 (144A)	1,246,916	1,254,396
OZLM Funding, Ltd. 3.262%, 3M LIBOR + 0.900%, 07/22/29 (144A) (f)	156,250	156,424
3.612%, 3M LIBOR + 1.250%, 10/22/30 (144A) (f)	1,205,000	1,206,859
OZLM, Ltd. 3.809%, 3M LIBOR + 1.450%, 04/30/27 (144A) (f)	1,360,000	1,360,265
Pretium Mortgage Credit Partners LLC 3.327%, 12/30/32 (144A) (f)	201,265	200,384
3.375%, 01/27/33 (144A)	269,847	267,578
Prosper Marketplace Issuance Trust 2.360%, 11/15/23 (144A)	370,721	369,182
Regional Management Issuance Trust 3.830%, 07/15/27 (144A) (o)	950,000	949,804
SBA Tower Trust 2.898%, 10/15/44 (144A)	845,000	839,645
Seneca Park CLO, Ltd. 3.473%, 3M LIBOR + 1.120%, 07/17/26 (144A) (f)	1,095,000	1,094,424
Shackleton CLO, Ltd. 3.513%, 3M LIBOR + 1.160%, 07/17/26 (144A) (f)	1,100,000	1,099,680
SoFi Consumer Loan Program LLC 2.500%, 05/26/26 (144A)	377,360	372,584
2.770%, 05/25/26 (144A)	192,239	190,695
3.090%, 10/27/25 (144A) (o)	369,879	369,216
3.280%, 01/26/26 (144A) (o)	317,711	317,443
Sound Point CLO, Ltd. 3.249%, 3M LIBOR + 0.890%, 01/20/28 (144A) (f)	1,440,000	1,440,000
3.354%, 3M LIBOR + 1.000%, 04/15/31 (144A) (f)	1,435,000	1,423,190
3.651%, 3M LIBOR + 1.150%, 04/18/31 (144A) (f)	1,125,000	1,119,126
3.752%, 3M LIBOR + 1.390%, 01/23/29 (144A) (f)	505,000	506,320
Springleaf Funding Trust 2.680%, 07/15/30 (144A)	1,705,000	1,676,953
2.900%, 11/15/29 (144A)	1,225,000	1,218,688
SPS Servicer Advance Receivables Trust 2.750%, 11/15/49 (144A)	1,020,000	1,029,287
Symphony CLO, Ltd. 3.628%, 3M LIBOR + 1.280%, 07/14/26 (144A) (f)	1,295,000	1,294,599
3.645%, 1M LIBOR + 1.750%, 01/09/23 (144A) (f)	1,280,000	1,280,262
Towd Point Mortgage Trust 2.691%, 1M LIBOR + 0.600%, 02/25/57 (144A) (f)	1,311,434	1,312,649
2.750%, 02/25/55 (144A) (f)	186,214	183,943
2.750%, 08/25/55 (144A) (f)	668,515	655,859

Asset-Backed - Other—(Continued)
Towd Point Mortgage Trust 2.750%, 04/25/57 (144A) (f)	479,635	471,762
2.750%, 06/25/57 (144A) (f)	1,297,832	1,266,595
3.000%, 03/25/54 (144A) (f)	44,898	44,575
Treman Park CLO, Ltd. 3.729%, 3M LIBOR + 1.370%, 04/20/27 (144A) (f)	1,300,000	1,299,672
U.S. Residential Opportunity Fund Trust 3.352%, 11/27/37 (144A)	570,759	568,157
Vericrest Opportunity Loan Trust LLC 3.000%, 10/25/47 (144A)	536,654	531,054
3.125%, 09/25/47 (144A)	292,121	289,719
3.250%, 06/25/47 (144A)	337,485	335,601
3.375%, 10/25/47 (144A)	1,469,263	1,462,511
4.336%, 05/25/48 (144A)	862,837	862,470
Vibrant CLO, Ltd. 3.565%, 3M LIBOR + 1.240%, 06/20/29 (144A) (f)	1,515,000	1,518,436
Voya CLO, Ltd. 3.255%, 3M LIBOR + 0.900%, 01/18/29 (144A) (f)	1,265,000	1,262,631
3.605%, 3M LIBOR + 1.250%, 01/18/29 (144A) (f)	440,000	434,864
Wendys Funding LLC 3.884%, 03/15/48 (144A) (o)	432,825	423,498
Willowbrook Dus 3.660%, 07/01/30	500,000	501,699

		96,722,724

Total Asset-Backed Securities (Cost $104,806,295)		103,670,256

Mortgage-Backed Securities—4.3%

Collateralized Mortgage Obligations—2.1%
Adjustable Rate Mortgage Trust 2.591%, 1M LIBOR + 0.500%, 01/25/36 (f)	178,321	170,836
2.631%, 1M LIBOR + 0.540%, 11/25/35 (f)	190,759	189,295
Angel Oak Mortgage Trust LLC 2.478%, 07/25/47 (144A) (f)	546,228	541,061
2.708%, 11/25/47 (144A) (f)	433,031	430,138
2.810%, 01/25/47 (144A) (f)	138,026	137,257
Bear Stearns Adjustable Rate Mortgage Trust 3.993%, 07/25/36 (f)	396,314	356,876
Bear Stearns ALT-A Trust 2.571%, 1M LIBOR + 0.480%, 02/25/36 (f)	711,268	675,726
Bear Stearns Mortgage Funding Trust 2.271%, 1M LIBOR + 0.180%, 10/25/36 (f)	205,117	191,593
2.291%, 1M LIBOR + 0.200%, 02/25/37 (f)	644,631	653,962
CIM Trust 3.000%, 04/25/57 (144A) (f)	1,463,218	1,447,219
Civic Mortgage LLC 3.892%, 06/25/22 (144A)	394,043	393,952
COLT Mortgage Loan Trust 2.415%, 10/25/47 (144A) (f)	1,077,865	1,070,164
2.614%, 05/27/47 (144A) (f)	403,149	401,667
2.800%, 12/26/46 (144A) (f)	207,223	205,650
2.930%, 02/25/48 (144A) (f)	587,574	584,865

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Countrywide Alternative Loan Trust 2.541%, 1M LIBOR + 0.450%, 04/25/35 (f)	271,281	$250,160
2.631%, 1M LIBOR + 0.540%, 01/25/36 (f)	140,245	135,013
2.891%, 1M LIBOR + 0.800%, 12/25/35 (f)	189,294	166,103
2.908%, 12M MTA + 1.350%, 08/25/35 (f)	341,100	303,539
5.500%, 11/25/35	716,250	628,743
Countrywide Home Loan Mortgage Pass-Through Trust 2.291%, 1M LIBOR + 0.200%, 04/25/46 (f)	334,290	286,910
2.771%, 1M LIBOR + 0.680%, 02/25/35 (f)	145,347	140,427
3.466%, 09/25/47 (f)	543,072	507,829
3.728%, 06/20/35 (f)	20,387	20,517
Credit Suisse Mortgage Capital Certificates Trust 3.250%, 04/25/47 (144A) (f)	569,418	556,058
Deephaven Residential Mortgage Trust 2.453%, 06/25/47 (144A) (f)	382,095	376,577
2.577%, 10/25/47 (144A) (f)	486,977	483,960
2.725%, 12/26/46 (144A) (f)	226,465	225,506
Deutsche ALT-A Securities Mortgage Loan Trust 2.241%, 1M LIBOR + 0.150%, 12/25/36 (f)	415,434	382,910
Galton Funding Mortgage Trust 3.500%, 11/25/57 (144A) (f)	473,075	472,631
GreenPoint Mortgage Funding Trust 2.958%, 12M MTA + 1.400%, 10/25/45 (f)	250,959	213,556
GSR Mortgage Loan Trust 2.391%, 1M LIBOR + 0.300%, 01/25/37 (f)	774,413	454,697
3.729%, 01/25/36 (f)	561,352	554,403
6.000%, 07/25/37	290,759	264,598
IndyMac INDX Mortgage Loan Trust 3.677%, 10/25/35 (f)	48,308	46,284
JPMorgan Mortgage Trust 3.604%, 05/25/36 (f)	37,230	37,073
LSTAR Securities Investment, Ltd. 3.642%, 1M LIBOR + 1.550%, 02/01/23 (144A) (f)	582,427	575,892
3.742%, 1M LIBOR + 1.650%, 11/01/22 (144A) (f)	396,536	396,704
3.842%, 1M LIBOR + 1.750%, 09/01/22 (144A) (f)	371,404	371,404
3.842%, 1M LIBOR + 1.750%, 10/01/22 (144A) (f)	625,551	623,119
MASTR Adjustable Rate Mortgages Trust 3.180%, 09/25/33 (f)	86,793	85,733
3.915%, 11/21/34 (f)	133,276	136,826
MFA Trust 2.588%, 02/25/57 (144A) (f)	377,456	370,231
Morgan Stanley Mortgage Loan Trust 3.716%, 05/25/36 (f)	234,216	182,718
New Residential Mortgage Loan Trust 3.750%, 11/26/35 (144A) (f)	972,684	975,726
4.000%, 02/25/57 (144A) (f)	1,736,039	1,750,427
4.000%, 03/25/57 (144A) (f)	1,748,259	1,772,702
4.000%, 04/25/57 (144A) (f)	1,433,663	1,447,524
4.000%, 05/25/57 (144A) (f)	1,174,819	1,188,741
Residential Accredit Loans, Inc. Trust 2.391%, 1M LIBOR + 0.300%, 04/25/36 (f)	573,117	527,936
6.000%, 12/25/35	279,840	269,261
RFMSI Trust 3.841%, 08/25/35 (f)	105,315	82,527
Structured Adjustable Rate Mortgage Loan Trust 0.490%, 1M LIBOR + 0.300%, 09/25/34 (f)	62,847	58,549

Collateralized Mortgage Obligations—(Continued)
WaMu Mortgage Pass-Through Certificates Trust 2.438%, 12M MTA + 0.880%, 10/25/46 (f)	269,487	243,260
3.568%, 06/25/37 (f)	159,446	149,356
Washington Mutual Mortgage Pass-Through Certificates 2.691%, 1M LIBOR + 0.600%, 07/25/36 (f)	117,622	82,746
Wells Fargo Mortgage-Backed Securities Trust 3.682%, 09/25/36 (f)	192,290	191,526
3.749%, 10/25/36 (f)	223,531	219,443
4.093%, 10/25/35 (f)	1,541,000	1,568,069

		27,228,175

Commercial Mortgage-Backed Securities—2.2%
BANK 0.888%, 11/15/50 (f) (g)	8,308,915	468,210
0.964%, 11/15/54 (f) (g)	997,275	59,867
3.488%, 11/15/50	1,125,000	1,103,327
Benchmark Mortgage Trust 0.667%, 01/15/51 (f) (g)	2,493,185	99,024
0.697%, 07/15/51 (i)	4,474,000	177,747
CFCRE Commercial Mortgage Trust 3.839%, 12/10/54	465,000	466,025
Citigroup Commercial Mortgage Trust 1.189%, 07/10/47 (f) (g)	4,328,556	208,761
1.248%, 04/10/48 (f) (g)	4,879,546	257,622
3.458%, 08/15/50	675,000	662,312
3.616%, 02/10/49	310,000	309,445
3.818%, 11/10/48	220,000	222,599
Commercial Mortgage Pass-Through Certificates Mortgage Trust 0.876%, 02/10/47 (f) (g)	3,639,733	88,233
0.946%, 08/10/46 (f) (g)	975,531	28,061
1.944%, 10/15/45 (f) (g)	399,149	22,440
2.540%, 12/10/45	250,000	242,734
2.853%, 10/15/45	180,000	175,280
3.101%, 03/10/46	145,000	143,529
3.213%, 03/10/46	280,000	278,278
3.350%, 02/10/48	320,000	316,326
3.424%, 03/10/31 (144A)	1,065,000	1,072,437
3.612%, 06/10/46 (f)	260,000	262,752
3.620%, 07/10/50	130,000	129,323
3.694%, 08/10/47	395,000	397,940
3.765%, 02/10/49	295,000	295,057
3.796%, 08/10/47	225,000	228,060
3.902%, 07/10/50	210,000	212,173
3.961%, 03/10/47	235,125	240,274
4.074%, 02/10/47 (f)	115,000	118,388
4.205%, 08/10/46	100,035	103,675
4.210%, 08/10/46 (f)	175,000	181,644
4.236%, 02/10/47 (f)	190,000	197,067
4.726%, 10/15/45 (144A) (f) (o)	210,000	38,426
4.750%, 10/15/45 (144A) (f) (o)	355,000	168,944
Credit Suisse First Boston Mortgage Securities Corp. 4.877%, 04/15/37	20,444	20,298
CSAIL Commercial Mortgage Trust 0.968%, 06/15/57 (f) (g)	12,934,246	536,135
1.188%, 11/15/48 (f) (g)	1,147,149	58,702

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
CSAIL Commercial Mortgage Trust 1.962%, 01/15/49 (f) (g)	2,402,909	$232,090
3.447%, 08/15/48	80,000	79,153
3.544%, 11/15/48	280,000	278,364
3.808%, 11/15/48	445,000	448,576
GS Mortgage Securities Corp. Trust 2.954%, 11/05/34 (144A)	1,200,000	1,170,589
3.633%, 06/05/31 (144A)	130,000	129,138
GS Mortgage Securities Trust 0.122%, 07/10/46 (f) (g)	11,322,809	47,779
1.516%, 08/10/44 (144A) (f) (g)	1,007,115	33,585
3.629%, 11/10/47	230,000	230,798
3.674%, 04/10/47 (144A) (o)	235,000	62,154
3.674%, 03/10/50	395,000	393,671
5.021%, 04/10/47 (144A) (f)	465,000	381,685
JPMBB Commercial Mortgage Securities Trust 0.943%, 09/15/47 (f) (g)	4,623,767	124,019
3.363%, 07/15/45	475,000	474,915
3.611%, 05/15/48	150,000	150,107
JPMorgan Chase Commercial Mortgage Securities Trust 2.733%, 10/15/45 (144A) (f) (o)	400,000	215,465
4.518%, 12/15/47 (144A) (f) (o)	130,000	103,560
LB-UBS Commercial Mortgage Trust 6.319%, 04/15/41 (f)	118	118
Morgan Stanley Bank of America Merrill Lynch Trust 1.231%, 10/15/48 (f) (g)	893,774	52,673
1.261%, 12/15/47 (f) (g)	2,885,862	122,367
2.918%, 02/15/46	130,000	127,630
3.134%, 12/15/48	480,000	474,660
3.176%, 08/15/45	245,000	243,150
3.766%, 11/15/46	180,000	183,841
4.259%, 10/15/46 (f)	115,000	119,088
Morgan Stanley Capital Trust 1.613%, 06/15/50 (f) (g)	1,717,943	151,700
2.782%, 08/15/49	210,000	196,639
3.337%, 12/15/49	175,000	170,227
3.596%, 12/15/49	320,000	316,578
5.307%, 10/12/52 (144A) (f) (o)	55,000	3,445
5.307%, 10/12/52 (144A) (f) (o)	80,000	7,991
5.327%, 07/15/49 (144A) (f) (o)	265,000	228,763
SFAVE Commercial Mortgage Securities Trust 3.872%, 01/05/43 (144A) (f)	150,000	142,055
UBS Commercial Mortgage Trust 1.302%, 08/15/50 (f) (g)	1,043,517	79,249
3.426%, 08/15/50	225,000	218,882
UBS-Barclays Commercial Mortgage Trust 1.685%, 02/15/50 (f) (g)	5,711,209	558,186
2.850%, 12/10/45	325,000	318,201
2.923%, 1M LIBOR + 0.850%, 08/15/36 (144A) (f)	1,802,000	1,801,983
3.091%, 08/10/49	645,000	639,113
3.185%, 03/10/46	240,000	238,007
3.244%, 04/10/46	300,119	298,190
3.674%, 02/15/50	300,000	297,117
VNDO Mortgage Trust 2.996%, 11/15/30 (144A)	1,105,000	1,089,419
Wells Fargo Commercial Mortgage Trust 1.303%, 05/15/48 (f) (g)	3,860,208	200,962

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
Wells Fargo Commercial Mortgage Trust 1.309%, 09/15/57 (f) (g)	8,344,663	$414,173
2.918%, 10/15/45	317,711	312,950
2.942%, 10/15/49	70,000	66,344
3.290%, 05/15/48	230,000	226,350
3.453%, 07/15/50	245,000	239,657
3.560%, 01/15/59	160,000	159,055
3.617%, 09/15/57	355,000	354,703
3.789%, 09/15/48	315,000	317,681
3.839%, 09/15/58	225,000	227,928
4.238%, 05/15/48 (f)	80,000	69,468
WF-RBS Commercial Mortgage Trust 1.461%, 03/15/47 (f) (g)	2,304,565	101,796
2.870%, 11/15/45	397,749	390,685
2.875%, 12/15/45	175,000	171,634
3.016%, 11/15/47 (144A) (o)	550,000	247,295
3.071%, 03/15/45	185,000	182,914
3.345%, 05/15/45	100,000	98,226
3.607%, 11/15/47	225,000	225,390
3.723%, 05/15/47	190,000	192,446
3.995%, 05/15/47	160,281	164,537
4.045%, 03/15/47	40,000	41,174
4.101%, 03/15/47	335,000	346,001
5.000%, 06/15/44 (144A) (f) (o)	105,000	71,408
5.768%, 04/15/45 (144A) (f)	255,000	259,481

		27,308,293

Total Mortgage-Backed Securities (Cost $56,517,352)		54,536,468

Floating Rate Loans (p)—1.0%

Aerospace & Defense—0.0%
TransDigm, Inc. Term Loan E, 4.594%, 1M LIBOR + 2.500%, 05/30/25	150,629	150,131

Auto Manufacturers—0.0%
Navistar International Corp. 1st Lien Term Loan B, 5.530%, 1M LIBOR + 3.500%, 11/06/24	99,750	100,186

Building Materials—0.0%
Pisces Midco, Inc. Term Loan, 6.089%, 3M LIBOR + 3.750%, 04/12/25	100,000	100,031
Quikrete Holdings, Inc. 1st Lien Term Loan, 4.844%, 1M LIBOR + 2.750%, 11/15/23	125,000	124,653

		224,684

Chemicals—0.0%
HB Fuller Co. Term Loan B, 4.084%, 1M LIBOR + 2.000%, 10/20/24	98,802	98,285
Univar, Inc. Term Loan B, 4.594%, 1M LIBOR + 2.500%, 07/01/24	91,159	91,102

		189,387

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Floating Rate Loans (p)—(Continued)

Security Description	Principal Amount*	Value

Commercial Services—0.1%
Acosta Holdco, Inc. Term Loan, 5.344%, 1M LIBOR + 3.250%, 09/26/21	153,678	$118,085
Brickman Group, Ltd. LLC 1st Lien Term Loan, 5.465%, 1M LIBOR + 3.000%, 12/18/20	288,606	289,268
Jaguar Holding Co. II Term Loan, 4.594%, 1M LIBOR + 2.500%, 08/18/22	130,668	130,042
Nets Holding A/S Term Loan B1E, 3.250%, EURIBOR + 3.250%, 02/06/25 (EUR)	88,194	101,384
PSAV Holdings LLC 1st Lien Term Loan, 5.241%, 1M LIBOR + 3.250%, 03/01/25	99,750	98,877
WEX, Inc. Term Loan B2, 4.344%, 1M LIBOR + 2.250%, 06/30/23	411,600	412,286

		1,149,942

Computers—0.0%
Tempo Acquisition LLC Term Loan, 5.094%, 1M LIBOR + 3.000%, 05/01/24	207,900	207,445

Cosmetics/Personal Care—0.0%
Coty, Inc. Term Loan B, 4.280%, 1M LIBOR + 2.250%, 04/07/25	189,775	185,742
Revlon Consumer Products Corp. Term Loan B, 5.594%, 1M LIBOR + 3.500%, 09/07/23	240,713	187,799

		373,541

Diversified Financial Services—0.0%
AlixPartners LLP Term Loan B, 4.844%, 1M LIBOR + 2.750%, 04/04/24	177,750	177,861

Electric—0.0%
Helix Gen Funding LLC Term Loan B, 5.844%, 1M LIBOR + 3.750%, 06/02/24	96,168	96,439

Energy Equipment & Services—0.0%
Seadrill Partners Finco LLC Term Loan B, 8.334%, 3M LIBOR + 6.000%, 02/21/21	109,143	98,115

Entertainment—0.0%
Golden Entertainment, Inc. 1st Lien Term Loan, 5.100%, 1M LIBOR + 3.000%, 10/20/24	169,150	169,573

Food—0.0%
Albertson’s LLC Term Loan B4, 4.844%, 1M LIBOR + 2.750%, 08/25/21	174,258	172,692
Post Holdings, Inc. Incremental Term Loan, 4.100%, 1M LIBOR + 2.000%, 05/24/24	163,350	163,001

		335,693

Food Products—0.0%
Hostess Brands LLC Term Loan, 4.344%, 1M LIBOR + 2.250%, 08/03/22	108,353	107,789

Healthcare-Products—0.0%
Lifescan Global Corp. 1st Lien Term Loan, 05/23/25 (q)	100,000	97,250

Healthcare-Services—0.1%
Envision Healthcare Corp. Term Loan B, 5.100%, 1M LIBOR + 3.000%, 12/01/23	89,659	89,728
MPH Acquisition Holdings LLC Term Loan B, 5.084%, 3M LIBOR + 2.750%, 06/07/23	151,470	150,890
U.S. Renal Care, Inc. Term Loan B, 6.552%, 3M LIBOR + 4.250%, 12/31/22	253,500	251,155

		491,773

Insurance—0.1%
Asurion LLC Term Loan B4, 4.844%, 1M LIBOR + 2.750%, 08/04/22	309,428	309,274
Camelot UK Holdco, Ltd. Term Loan, 5.344%, 1M LIBOR + 3.250%, 10/03/23	108,086	107,973
Hub International, Ltd. Term Loan B, 5.360%, 3M LIBOR + 3.000%, 04/25/25	120,000	119,371
Sedgwick Claims Management Services, Inc. 1st Lien Term Loan, 4.844%, 1M LIBOR + 2.750%, 03/01/21	258,093	257,093
2nd Lien Term Loan, 7.892%, 1M LIBOR + 5.750%, 02/28/22	205,000	206,281
USI, Inc. Term Loan, 5.334%, 3M LIBOR + 3.000%, 05/16/24	104,213	103,730

		1,103,722

Internet—0.0%
Zayo Group LLC Incremental Term Loan, 4.344%, 1M LIBOR + 2.250%, 01/19/24	75,071	75,205

Internet & Direct Marketing Retail—0.0%
Lands’ End, Inc. Term Loan B, 5.344%, 1M LIBOR + 3.250%, 04/04/21	156,186	150,866

IT Services—0.0%
Blackhawk Network Holdings, Inc. 1st Lien Term Loan, 5.073%, 1M LIBOR + 3.000%, 06/15/25	100,000	99,891

Leisure Time—0.0%
Aristocrat Technologies, Inc. 1st Lien Term Loan, 4.105%, 3M LIBOR + 1.750%, 10/19/24	99,501	99,022
Delta 2 (LUX) S.a.r.l. Term Loan, 4.594%, 1M LIBOR + 2.500%, 02/01/24	241,686	238,917

		337,939

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Floating Rate Loans (p)—(Continued)

Security Description	Principal Amount*	Value

Life Sciences Tools & Services—0.0%
Syneos Health, Inc. Term Loan B, 4.094%, 1M LIBOR + 2.000%, 08/01/24	91,563	$91,309

Lodging—0.1%
Boyd Gaming Corp. Term Loan B3, 4.488%, 1W LIBOR + 2.500%, 09/15/23	119,154	119,654
Caesars Entertainment Operating Co. Term Loan, 4.094%, 1M LIBOR + 2.000%, 10/06/24	159,200	158,222
Caesars Resort Collection LLC 1st Lien Term Loan B, 4.844%, 1M LIBOR + 2.750%, 12/22/24	110,734	110,674
Crown Finance U.S., Inc. Term Loan, 4.594%, 1M LIBOR + 2.500%, 02/28/25	99,750	99,245

		487,795

Machinery—0.0%
Circor International, Inc. 1st Lien Term Loan, 5.557%, 1M LIBOR + 3.500%, 12/11/24	104,475	104,475

Machinery-Diversified—0.0%
Gardner Denver, Inc. Term Loan B, 4.844%, 1M LIBOR + 2.750%, 07/30/24	221,719	222,329

Media—0.0%
Mission Broadcasting, Inc. Term Loan B2, 4.483%, 1M LIBOR + 2.500%, 01/17/24	9,320	9,325
Nexstar Broadcasting, Inc. Term Loan B2, 4.483%, 1M LIBOR + 2.500%, 01/17/24	71,762	71,807
Numericable Group S.A. Term Loan B12, 5.348%, 3M LIBOR + 3.000%, 01/31/26	99,500	98,070
Sinclair Television Group, Inc. Term Loan B, 12/12/24 (q)	100,000	99,975
Univision Communications, Inc. Term Loan C5, 4.844%, 1M LIBOR + 2.750%, 03/15/24	147,586	142,895

		422,072

Miscellaneous Manufacturing—0.0%
CTC AcquiCo GmbH Term Loan B1, 3.000%, EURIBOR + 3.000%, 03/07/25 (EUR)	100,000	115,612

Office/Business Equipment—0.0%
Brand Energy & Infrastructure Services, Inc. Term Loan, 6.611%, 3M LIBOR + 4.250%, 06/21/24	148,500	148,947

Oil & Gas—0.1%
California Resources Corp. Second Out Term Loan, 12.466%, 1M LIBOR + 10.375%, 12/31/21	130,000	144,787
Chesapeake Energy Corp. Term Loan, 9.594%, 1M LIBOR + 7.500%, 08/23/21	110,000	115,294
Fieldwood Energy LLC 1st Lien TL, 7.344%, 1M LIBOR + 5.250%, 04/11/22	249,780	250,613

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Foresight Energy LLC 1st Lien Term Loan, 8.109%, 3M LIBOR + 5.750%, 03/28/22	189,117	$188,251
Paragon Offshore Finance Co. Term Loan B, 07/18/21 (c) (d) (q)	706	0

		698,945

Packaging & Containers—0.1%
Berry Global, Inc. Term Loan S, 3.921%, 3M LIBOR + 1.750%, 02/08/20	172,724	172,508
Flex Acquisition Co., Inc. 1st Lien Term Loan, 5.308%, 3M LIBOR + 3.000%, 12/29/23	99,000	98,832
Reynolds Group Holdings, Inc. Term Loan, 4.844%, 1M LIBOR + 2.750%, 02/05/23	254,348	254,313

		525,653

Pharmaceuticals—0.1%
Change Healthcare Holdings LLC Term Loan B, 4.844%, 1M LIBOR + 2.750%, 03/01/24	172,813	172,456
Endo Luxembourg Finance Co. I S.a.r.l. Term Loan B, 6.375%, 1M LIBOR + 4.250%, 04/29/24	168,300	167,511
Valeant Pharmaceuticals International, Inc. Term Loan B, 4.983%, 1M LIBOR + 3.000%, 06/01/25	171,631	171,289

		511,256

Pipelines—0.0%
Energy Transfer Equity L.P. Term Loan B, 4.091%, 1M LIBOR + 2.000%, 02/02/24	277,617	275,578

Real Estate—0.0%
DTZ U.S. Borrower LLC 1st Lien Term Loan, 5.574%, 3M LIBOR + 3.250%, 11/04/21	246,750	246,750

Real Estate Investment Trusts—0.0%
VICI Properties 1 LLC Replacement Term Loan B, 4.084%, 1M LIBOR + 2.000%, 12/20/24	95,455	94,997

Retail—0.1%
Bass Pro Group LLC Term Loan B, 7.094%, 1M LIBOR + 5.000%, 09/25/24	148,875	149,480
Harbor Freight Tools USA, Inc. Term Loan B, 4.594%, 1M LIBOR + 2.500%, 08/18/23	117,311	116,934
J. Crew Group, Inc. Term Loan B, 5.222%, 1M LIBOR + 3.000%, 03/05/21 (c) (d) (i)	308,367	230,905
Neiman Marcus Group, Ltd. LLC Term Loan, 5.263%, 1M LIBOR + 3.250%, 10/25/20	223,250	198,413
Staples, Inc. Term Loan B, 6.358%, 3M LIBOR + 4.000%, 09/12/24	129,350	127,688

		823,420

See accompanying notes to financial statements.

BHFTII-24

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Floating Rate Loans (p)—(Continued)

Security Description	Principal Amount*	Value

Semiconductors—0.0%
Entegris, Inc. Term Loan B, 4.344%, 1M LIBOR + 2.250%, 04/30/21	115,949	$116,529

Semiconductors & Semiconductor Equipment—0.0%
Microchip Technology, Inc. Term Loan B, 4.100%, 1M LIBOR + 2.000%, 05/29/25	100,000	100,250

Software—0.1%
Almonde, Inc. 1st Lien Term Loan, 5.807%, 3M LIBOR + 3.500%, 06/13/24	124,063	122,062
First Data Corp. Term Loan, 4.091%, 1M LIBOR + 2.000%, 07/08/22	483,856	481,558
Infor (U.S.), Inc. Term Loan B6, 4.844%, 1M LIBOR + 2.750%, 02/01/22	244,304	243,480

		847,100

Telecommunications—0.1%
CSC Holdings LLC 1st Lien Term Loan, 4.323%, 1M LIBOR + 2.250%, 07/17/25	107,198	106,554
Sprint Communications, Inc. 1st Lien Term Loan B, 4.625%, 1M LIBOR + 2.500%, 02/02/24	335,750	334,386

		440,940

Total Floating Rate Loans (Cost $12,213,985)		12,011,389

Foreign Government—0.7%

Sovereign—0.7%
Abu Dhabi Government International Bonds 3.125%, 10/11/27 (144A)	290,000	269,874
4.125%, 10/11/47 (144A)	1,510,000	1,381,840
Argentine Republic Government International Bond 5.250%, 01/15/28 (EUR)	370,000	369,434
Egypt Government International Bond 8.500%, 01/31/47	200,000	193,524
Ghana Government International Bond 8.627%, 06/16/49 (144A) (l)	400,000	389,208
Italy Buoni Ordinari del Tesoro BOT Zero Coupon, 07/31/18 (EUR)	420,000	490,559
Italy Buoni Poliennali Del Tesoro 4.500%, 08/01/18 (EUR)	420,000	492,330
Oman Government International Bond 6.750%, 01/17/48 (144A)	200,000	181,000
Panama Government International Bonds 4.300%, 04/29/53 (l)	532,000	496,090
4.500%, 04/16/50 (l)	200,000	192,500
Qatar Government International Bond 5.103%, 04/23/48 (144A)	600,000	598,176
Romanian Government International Bond 6.125%, 01/22/44	842,000	944,050

Sovereign—(Continued)
Saudi Government International Bonds 4.500%, 10/26/46	624,000	575,968
4.625%, 10/04/47 (144A)	1,060,000	988,111
Spain Government Bond 4.100%, 07/30/18 (144A) (EUR)	310,000	363,088
Spain Letras del Tesoro Zero Coupon, 08/17/18 (EUR)	375,000	438,164

Total Foreign Government (Cost $8,766,473)		8,363,916

Municipals—0.4%
Chicago Board of Education, General Obligation Unlimited, Build America Bonds 6.138%, 12/01/39	155,000	148,958
6.319%, 11/01/29	345,000	340,732
Chicago Transit Authority Transfer Tax Receipts Revenue 6.899%, 12/01/40	490,000	637,598
City of Chicago IL, General Obligation Unlimited 7.045%, 01/01/29	190,000	206,207
7.375%, 01/01/33	775,000	861,699
Puerto Rico Commonwealth Government Employees Retirement System 6.150%, 07/01/38	1,990,000	796,000
State of California General Obligation Unlimited, Build America Bonds 7.350%, 11/01/39	270,000	384,337
7.600%, 11/01/40	245,000	368,473
State of Illinois, General Obligation Unlimited 5.877%, 03/01/19	655,000	666,607
State of Illinois, General Obligation Unlimited, Build America Bond 5.375%, 07/01/18	455,000	455,000

Total Municipals (Cost $5,099,099)		4,865,611

Short-Term Investments—2.0%

Commercial Paper—0.0%
AstraZeneca plc 2.453%, 08/06/18 (r)	250,000	249,422
Bank of Nova Scotia (The) 1.052%, 07/03/18 (r)	70,300	53,465
Canadian Imperial Bank of Commerce 1.234%, 07/05/18 (r)	135,000	102,663
Toronto-Dominion Bank 1.155%, 07/04/18 (r)	40,000	30,420

		435,970

Discount Note—0.5%
Federal Home Loan Bank 1.942%, 09/26/18 (r)	6,000,000	5,972,196

See accompanying notes to financial statements.

BHFTII-25

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

Foreign Government—0.5%
Egypt Treasury Bills 15.601%, 10/16/18 (EGP) (r)	10,500,000	$555,974
16.508%, 03/05/19 (EGP) (r)	3,950,000	195,269
Japan Treasury Bills 0.000%, 07/09/18 (JPY) (r)	74,950,000	676,975
0.000%, 07/23/18 (JPY) (r)	211,000,000	1,905,920
0.000%, 07/30/18 (JPY) (r)	20,600,000	186,081
0.000%, 08/13/18 (JPY) (r)	102,100,000	922,319
0.000%, 09/03/18 (JPY) (r)	33,350,000	301,289
0.000%, 09/18/18 (JPY) (r)	154,300,000	1,394,047

		6,137,874

Repurchase Agreement—1.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/29/18 at 0.800%, due on 07/02/18 with a maturity value of $12,789,088; collateralized by U.S. Treasury Note at 2.625%, maturing 02/28/23, with a market value of $13,046,458.	12,788,235	12,788,235

Total Short-Term Investments (Cost $25,454,386)		25,334,275

Securities Lending Reinvestments (s)—3.8%

Bank Note—0.2%
Bank of America N.A. 2.297%, 1M LIBOR + 0.250%, 11/13/18 (f)	2,000,000	2,000,000

Certificates of Deposit—1.4%
Banco Del Estado De Chile New York 2.455%, 3M LIBOR + 0.100%, 11/14/18 (f)	2,000,000	2,000,108
Bank of Montreal (Chicago) 2.383%, 3M LIBOR + 0.030%, 11/06/18 (f)	2,000,000	1,999,884
Bank of Nova Scotia 2.605%, 3M LIBOR + 0.280%, 03/20/19 (f)	500,000	500,700
Barclays Bank plc 2.430%, 08/01/18	500,000	500,148
Citibank N.A. 2.376%, 1M LIBOR + 0.330%, 09/12/18 (f)	500,000	499,965
Commonwealth Bank of Australia 2.502%, 3M LIBOR + 0.140%, 04/23/19 (f)	250,000	249,962
Credit Agricole S.A. 2.376%, 1M LIBOR + 0.330%, 10/09/18 (f)	500,000	500,023
Industrial & Commercial Bank of China, Ltd. 2.450%, 08/15/18	1,500,000	1,499,938
Mitsubishi UFJ Trust and Banking Corp. Zero Coupon, 08/13/18	2,981,781	2,992,290
Mizuho Bank, Ltd., New York 2.348%, 1M LIBOR + 0.250%, 11/26/18 (f)	1,000,000	1,000,004
Natixis New York 2.427%, 1M LIBOR + 0.370%, 02/14/19 (f)	1,500,000	1,500,634
Norinchukin Bank New York 2.291%, 1M LIBOR + 0.200%, 07/23/18 (f)	500,000	499,959
Royal Bank of Canada New York 2.296%, 1M LIBOR + 0.250%, 01/11/19 (f)	500,000	499,995

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Societe Generale 2.256%, 1M LIBOR + 0.210%, 07/10/18 (f)	500,000	$499,992
Sumitomo Mitsui Banking Corp., New York 2.316%, 1M LIBOR + 0.270%, 09/10/18 (f)	500,000	500,044
Sumitomo Mitsui Trust Bank, Ltd. 2.408%, 1M LIBOR + 0.320%, 11/21/18 (f)	2,000,000	2,000,000
Wells Fargo Bank N.A. 2.502%, 3M LIBOR + 0.140%, 10/26/18 (f)	500,000	500,636
Westpac Banking Corp. 2.360%, FEDEFF PRV + 0.450%, 02/15/19 (f)	500,000	499,967

		18,244,249

Commercial Paper—0.7%
ING Funding LLC 2.350%, 1M LIBOR + 0.320%, 02/08/19 (f)	2,500,000	2,500,730
Sheffield Receivables Co. 2.490%, 11/26/18	1,480,391	1,484,449
Starbird Funding Corp. 2.300%, 08/10/18	1,988,756	1,995,010
Toyota Motor Credit Corp. 2.310%, 09/18/18	1,488,643	1,492,383
Westpac Banking Corp. 2.371%, 1M LIBOR + 0.280%, 05/24/19 (f)	1,000,000	1,000,000

		8,472,572

Repurchase Agreements—1.0%
Citigroup Global Markets, Inc. Repurchase Agreement dated 01/25/17 at 2.460%, due on 10/01/18 with a maturity value of $364,685; collateralized by U.S. Government Obligations with rates ranging from 1.500% - 2.500%, maturity dates ranging from 01/31/19 - 02/15/26, and an aggregate market value of $357,000.	350,000	350,000
Deutsche Bank AG, London Repurchase Agreement dated 01/09/18 at 2.300%, due on 07/02/18 with a maturity value of $303,335; collateralized by various Common Stock with an aggregate market value of $334,863.	300,000	300,000
ING Bank NV Repurchase Agreement dated 05/21/18 at 2.190%, due on 07/02/18 with a maturity value of $401,022; collateralized by various Common Stock with an aggregate market value of $444,878.	400,000	400,000
Macquarie Bank, Ltd., London Repurchase Agreement dated 06/29/18 at 2.000%, due on 07/02/18 with a maturity value of $3,116,011; collateralized by U.S. Government Obligations with rates ranging from 0.000% - 2.875%, maturity dates ranging from 07/19/18 - 02/15/46, and an aggregate market value of $3,179,251.	3,115,492	3,115,492
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 2.460%, due on 10/01/18 with a maturity value of $1,467,445; collateralized by various Common Stock with an aggregate market value of $1,540,000.	1,400,000	1,400,000

See accompanying notes to financial statements.

BHFTII-26

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Securities Lending Reinvestments (s)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
NBC Global Finance, Ltd. Repurchase Agreement dated 11/30/17 at 2.080%, due on 07/02/18 with a maturity value of $1,012,364; collateralized by various Common Stock with an aggregate market value of $1,112,891.	1,000,000	$1,000,000
Repurchase Agreement dated 03/16/18 at 2.080%, due on 07/02/18 with a maturity value of $1,006,240; collateralized by various Common Stock with an aggregate market value of $1,112,891.	1,000,000	1,000,000
Societe Generale
Repurchase Agreement dated 03/08/18 at 2.050%, due on 07/02/18 with a maturity value of $1,509,908; collateralized by various Common Stock with an aggregate market value of $1,669,278.	1,500,000	1,500,000
Repurchase Agreement dated 03/16/18 at 2.050%, due on 07/02/18 with a maturity value of $1,106,765; collateralized by various Common Stock with an aggregate market value of $1,224,137.	1,100,000	1,100,000
Repurchase Agreement dated 03/21/18 at 2.050%, due on 07/02/18 with a maturity value of $1,609,384; collateralized by various Common Stock with an aggregate market value of $1,780,563.	1,600,000	1,600,000
Repurchase Agreement dated 03/28/18 at 2.050%, due on 07/02/18 with a maturity value of $904,920; collateralized by various Common Stock with an aggregate market value of $1,001,567.	900,000	900,000

		12,665,492

Time Deposits—0.5%
Australia New Zealand Bank 1.900%, 07/02/18	2,000,000	2,000,000
DNB Bank ASA 1.870%, 07/02/18	1,000,000	1,000,000
1.870%, 07/02/18	1,000,000	1,000,000
Santander UK Group Holdings plc 1.900%, 07/02/18	1,000,000	1,000,000
Svenska Handelsbanken AB 1.870%, 07/02/18	1,150,000	1,150,000

		6,150,000

Total Securities Lending Reinvestments (Cost $47,529,610)		47,532,313

Total Purchased Options—0.1% (t) (Cost $1,634,295)		1,413,000

Total Investments—115.7% (Cost $1,359,282,291)		1,456,936,111
Other assets and liabilities (net)—(15.7)%		(197,669,537)

Net Assets—100.0%		$1,259,266,574

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2018, the market value of securities loaned was $45,032,316 and the collateral received consisted of cash in the amount of $47,505,063. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(d)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2018, these securities represent 0.1% of net assets.
(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(f)	Variable or floating rate security. The stated rate represents the rate at June 30, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(g)	Interest only security.
(h)	Principal only security.
(i)	Illiquid security. As of June 30, 2018, these securities represent 0.4% of net assets.
(j)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of June 30, 2018, the market value of securities pledged was $4,531,426.
(k)	All or a portion of the security was pledged as collateral against open swap contracts. As of June 30, 2018, the market value of securities pledged was $2,001,797.
(l)	Principal amount of security is adjusted for inflation.
(m)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2018, the market value of securities pledged was $2,277,532.
(n)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(o)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2018, the market value of restricted securities was $8,007,691, which is 0.6% of net assets. See details shown in the Restricted Securities table that follows.
(p)	Floating rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(q)	This loan will settle after June 30, 2018, at which time the interest rate will be determined.
(r)	The rate shown represents current yield to maturity.
(s)	Represents investment of cash collateral received from securities on loan as of June 30, 2018.

See accompanying notes to financial statements.

BHFTII-27

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

(t)	For a breakout of open positions, see details shown in the Purchased Options table that follows.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2018, the market value of 144A securities was $159,392,949, which is 12.7% of net assets.

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
CLUB Credit Trust, 2.610%, 01/15/24	11/29/17	$766,337	$766,317	$763,433
Commercial Mortgage Pass-Through Certificates Mortgage Trust, 4.750%, 10/15/45	02/18/15 - 02/16/17	355,000	256,041	168,944
Commercial Mortgage Pass-Through Certificates Mortgage Trust, 4.726%, 10/15/45	12/05/14 - 03/29/17	210,000	149,074	38,426
Conn Funding L.P., 2.730%, 07/15/20	12/12/17	107,940	107,935	107,923
Domino’s Pizza Master Issuer LLC, 4.116%, 07/25/48	04/18/18	700,000	700,000	707,357
GS Mortgage Securities Trust, 3.674%, 04/10/47	04/03/14	235,000	147,173	62,154
JPMorgan Chase Commercial Mortgage Securities Trust, 2.733%, 10/15/45	05/19/15	400,000	269,984	215,465
JPMorgan Chase Commercial Mortgage Securities Trust, 4.518%, 12/15/47	03/17/14	130,000	105,300	103,560
Lendmark Funding Trust, 3.260%, 04/21/25	10/26/16	875,000	874,901	876,082
Lendmark Funding Trust, 2.830%, 12/22/25	06/22/17	680,000	679,861	673,189
Marlette Funding Trust, 2.360%, 12/15/24	10/17/17	373,703	373,683	372,204
Morgan Stanley Capital Trust, 5.327%, 07/15/49	03/13/15	265,000	242,868	228,763
Morgan Stanley Capital Trust, 5.307%, 10/12/52	05/02/14	55,000	55,106	3,445
Regional Management Issuance Trust, 3.830%, 07/15/27	06/20/18	950,000	949,804	949,804
Skopos Auto Receivables Trust, 3.190%, 09/15/21	03/14/18	801,708	801,655	801,890
SoFi Consumer Loan Program LLC, 3.090%, 10/27/25	07/27/16	369,879	369,821	369,216
SoFi Consumer Loan Program LLC, 3.280%, 01/26/26	01/20/17	317,711	317,684	317,443
WF-RBS Commercial Mortgage Trust, 5.000%, 06/15/44	03/27/14	105,000	94,365	71,408
WF-RBS Commercial Mortgage Trust, 3.016%, 11/15/47	11/05/14	550,000	362,270	247,295
Wendys Funding LLC, 3.884%, 03/15/48	12/06/17	432,825	432,825	423,498
YPF S.A., 16.500%, 05/09/22	05/04/17	19,392,845	1,264,168	506,192

				$8,007,691

TBA Forward Sale Commitments

Security Description	Interest Rate	Maturity	Face Amount	Cost	Value
Fannie Mae 15 Yr. Pool	2.500%	TBA	$(241,000)	$(233,168)	$(234,222)
Fannie Mae 15 Yr. Pool	3.000%	TBA	(13,647,000)	(13,496,237)	(13,566,887)
Fannie Mae 15 Yr. Pool	4.500%	TBA	(1,300,000)	(1,308,124)	(1,308,125)
Fannie Mae 30 Yr. Pool	3.000%	TBA	(13,204,000)	(12,704,724)	(12,790,859)
Fannie Mae 30 Yr. Pool	4.500%	TBA	(4,900,000)	(5,085,664)	(5,092,980)
Fannie Mae 30 Yr. Pool	4.500%	TBA	(10,155,000)	(10,553,390)	(10,573,981)
Fannie Mae 30 Yr. Pool	5.000%	TBA	(2,345,000)	(2,476,181)	(2,484,084)
Freddie Mac 30 Yr. Gold Pool	3.000%	TBA	(1,075,000)	(1,034,184)	(1,040,465)
Freddie Mac 30 Yr. Gold Pool	5.500%	TBA	(200,000)	(214,156)	(213,914)

Totals				$(47,105,828)	$(47,305,517)

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	64,000	CBNA	07/31/18	USD	74,860	$31

Contracts to Deliver
CAD	25,000	SSBT	07/03/18	USD	19,302	286
CAD	45,000	WBC	07/03/18	USD	35,006	777

See accompanying notes to financial statements.

BHFTII-28

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
CAD	40,000	CBNA	07/05/18	USD	30,874	$446
CAD	135,000	JPMC	07/05/18	USD	104,120	1,427
CAD	265,000	SSBT	07/16/18	USD	206,784	5,161
CAD	200,000	UBSA	07/18/18	USD	155,957	3,783
CAD	100,000	RBS	07/30/18	USD	77,102	1,000
CAD	130,000	CBNA	08/02/18	USD	103,495	4,558
CAD	100,000	SSBT	09/18/18	USD	78,074	1,909
EUR	110,000	BBP	07/16/18	USD	130,094	1,517
EUR	65,000	DBAG	07/16/18	USD	79,660	3,682
EUR	310,000	JPMC	07/30/18	USD	370,469	7,745
EUR	420,000	BBP	07/31/18	USD	521,789	30,320
EUR	228,000	GSI	07/31/18	USD	264,559	(2,238)
EUR	224,000	GSI	07/31/18	USD	262,164	47
EUR	2,679,000	UBSA	07/31/18	USD	3,124,317	(10,551)
EUR	420,000	GSI	08/01/18	USD	504,346	12,842
EUR	65,000	JPMC	08/06/18	USD	76,217	122
EUR	375,000	MSIP	08/17/18	USD	456,447	17,081
EUR	184,000	JPMC	09/19/18	USD	218,883	2,754
EUR	185,000	UBSA	09/19/18	USD	218,900	1,596
GBP	75,000	SCB	09/10/18	USD	102,345	3,063
JPY	74,950,000	CBNA	07/09/18	USD	705,038	27,810
JPY	211,000,000	MSIP	07/23/18	USD	1,976,564	68,248
JPY	20,600,000	BBP	07/30/18	USD	189,498	3,102
JPY	102,100,000	JPMC	08/13/18	USD	938,509	13,793
JPY	33,350,000	MSIP	09/04/18	USD	307,575	5,071
JPY	154,300,000	CBNA	09/18/18	USD	1,404,359	3,279
JPY	500,000,000	ANZ	09/19/18	USD	4,572,679	32,216

Net Unrealized Appreciation						$240,877

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
90 Day Eurodollar Futures	03/18/19	199	USD	48,376,900	$(6,120)
U.S. Treasury Long Bond Futures	09/19/18	55	USD	7,975,000	141,916
U.S. Treasury Note 2 Year Futures	09/28/18	72	USD	15,251,625	(7,685)
U.S. Treasury Note 5 Year Futures	09/28/18	484	USD	54,990,719	123,400
U.S. Treasury Ultra Long Bond Futures	09/19/18	113	USD	18,030,563	448,199

Futures Contracts—Short
90 Day Eurodollar Futures	03/16/20	(199)	USD	(48,267,450)	46,562
U.S. Treasury Note 10 Year Futures	09/19/18	(34)	USD	(4,086,375)	(11,746)
U.S. Treasury Note Ultra 10 Year Futures	09/19/18	(6)	USD	(769,406)	(7,527)
United Kingdom Long Gilt Bond Futures	09/26/18	(38)	GBP	(4,676,280)	(16,578)

Net Unrealized Appreciation					$710,421

See accompanying notes to financial statements.

BHFTII-29

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Purchased Options

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Depreciation
Call - OTC - 30 Year Interest Rate Swap	2.450%	BBP	3M LIBOR	Pay	08/02/27	2,300,000	USD	2,300,000	$331,634	$243,747	$(87,887)
Call - OTC - 30 Year Interest Rate Swap	2.450%	JPMC	3M LIBOR	Pay	08/02/27	600,000	USD	600,000	70,200	63,586	(6,614)
Put - OTC - 10 Year Interest Rate Swap	3.250%	BOA	3M LIBOR	Receive	05/13/19	12,785,000	USD	12,785,000	205,838	150,405	(55,433)
Put - OTC - 10 Year Interest Rate Swap	3.250%	BOA	3M LIBOR	Receive	05/13/19	4,088,000	USD	4,088,000	64,233	47,671	(16,562)
Put - OTC - 10 Year Interest Rate Swap	3.200%	BOA	3M LIBOR	Receive	05/30/19	12,935,000	USD	12,935,000	201,139	178,086	(23,053)
Put - OTC - 10 Year Interest Rate Swap	3.200%	DBAG	3M LIBOR	Receive	05/30/19	12,605,000	USD	12,605,000	187,815	173,543	(14,272)
Put - OTC - 30 Year Interest Rate Swap	2.450%	BBP	3M LIBOR	Receive	08/02/27	2,300,000	USD	2,300,000	452,896	440,935	(11,961)
Put - OTC - 30 Year Interest Rate Swap	2.450%	JPMC	3M LIBOR	Receive	08/02/27	600,000	USD	600,000	120,540	115,027	(5,513)

Totals									$1,634,295	$1,413,000	$(221,295)

Swap Agreements

OTC Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid	Unrealized Appreciation
Receive	12M CPI	Maturity	2.004%	Maturity	01/15/23	DBAG	USD	7,825,000	$116,641	$3,081	$113,560
Receive	CPI-U	Annually	1.810%	Annually	09/04/25	BOA	USD	3,803,000	141,430	—	141,430

Totals									$258,071	$3,081	$254,990

OTC Total Return Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid	Unrealized Depreciation
Receive	3M LIBOR	Quarterly	12/20/18	GSI	iBoxx USD Liquid High Yield Index	USD	4,992,000	$(51,567)	$11,045	$(62,612)
Receive	3M LIBOR	Quarterly	12/20/18	MSIP	iBoxx USD Liquid High Yield Index	USD	5,015,000	(602)	9,963	(10,565)

Totals								$(52,169)	$21,008	$(73,177)

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Pay	1D FEDRC	Annually	2.505%	Annually	11/15/24	USD	1,645,000	$174	$—	$174
Pay	1D FEDRC	Annually	2.529%	Annually	11/15/24	USD	2,950,071	4,485	—	4,485
Pay	1D FEDRC	Annually	2.535%	Annually	11/15/24	USD	3,689,113	6,844	—	6,844
Pay	1D FEDRC	Annually	2.556%	Annually	11/15/24	USD	2,929,816	6,465	—	6,465
Pay	1D FEDRC	Annually	2.556%	Annually	11/15/24	USD	1,246,000	3,855	—	3,855
Receive	1D FEDRC	Annually	1.625%	Annually	11/14/26	USD	2,610,000	174,927	—	174,927
Receive	1D FEDRC	Annually	2.060%	Annually	11/15/24	USD	2,847,000	74,576	64,982	9,594
Receive	1D FEDRC	Annually	2.179%	Annually	11/15/24	USD	2,000,000	40,221	(2,103)	42,324
Receive	1D FEDRC	Annually	2.179%	Annually	11/15/24	USD	2,020,000	38,729	—	38,729
Receive	1D FEDRC	Annually	2.250%	Annually	11/15/24	USD	955,000	14,292	11,764	2,528
Receive	1D FEDRC	Annually	2.250%	Annually	11/15/24	USD	260,000	4,135	3,207	928
Receive	1D FEDRC	Annually	2.453%	Annually	11/15/24	USD	1,235,000	3,684	—	3,684
Receive	1D FEDRC	Annually	2.454%	Annually	11/15/24	USD	1,410,000	4,144	—	4,144
Receive	1D FEDRC	Annually	2.459%	Annually	11/15/24	USD	1,405,000	3,713	—	3,713
Receive	1D FEDRC	Annually	2.500%	Annually	03/01/28	USD	3,400,000	5,957	11,288	(5,331)
Receive	3M LIBOR	Semi-Annually	2.000%	Quarterly	03/21/23	USD	2,825,000	109,954	14,481	95,473
Receive	3M LIBOR	Semi-Annually	2.250%	Quarterly	06/20/28	USD	22,048,000	1,312,870	1,228,985	83,885

See accompanying notes to financial statements.

BHFTII-30

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Centrally Cleared Interest Rate Swaps—(Continued)

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive	3M LIBOR	Semi-Annually	2.750%	Quarterly	12/20/47	USD	3,955,000	$150,349	$(89,207)	$239,556
Receive	3M LIBOR	Semi-Annually	3.000%	Quarterly	04/30/25	USD	9,115,000	(47,750)	28,606	(76,356)
Receive	3M LIBOR	Semi-Annually	3.002%	Quarterly	06/18/28	USD	2,679,000	(17,000)	—	(17,000)

Totals								$1,894,624	$1,272,003	$622,621

Centrally Cleared Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2018(b)	Notional Amount(c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
ITRAXX.XO.29.V1	(5.000%)	Quarterly	06/20/23	3.190%	EUR	1,900,000	$(177,628)	$(198,076)	$20,448
CDX.EM.29.V1	(1.000%)	Quarterly	06/20/23	1.910%	USD	2,127,000	85,429	57,083	28,346
ITRAXX.EUR.29.V1	(1.000%)	Quarterly	06/20/23	0.733%	EUR	5,150,000	(78,401)	(90,780)	12,379

Totals							$(170,600)	$(231,773)	$61,173

Centrally Cleared Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2018(b)	Notional Amount(c)		Market Value	Upfront Premiums Paid	Unrealized Depreciation
CDX.NA.HY.30.V1	5.000%	Quarterly	06/20/23	3.615%	USD	10,599,000	$608,954	$654,819	$(45,865)

OTC Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2018(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
ABX.HE.PEN.AAA.06-2	(0.110%)	Monthly	05/25/46	JPMC	0.000%	USD	193,788	$(18,567)	$26,860	$(45,427)
PRIMEX.ARM.2	(4.580%)	Monthly	12/25/37	MSIP	0.000%	USD	367,753	—	(796)	796

Totals								$(18,567)	$26,064	$(44,631)

OTC Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2018(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
ABX.HE.PEN.AAA.06-2	0.110%	Monthly	05/25/46	BBP	0.000%	USD	193,788	$(12,354)	$(5,271)	$(7,083)
CMBX.NA.BB.6	5.000%	Monthly	05/11/63	CSI	0.000%	USD	91,000	(17,479)	(15,473)	(2,006)
CMBX.NA.BB.6	5.000%	Monthly	05/11/63	CSI	0.000%	USD	265,000	(50,900)	(39,508)	(11,392)
CMBX.NA.BB.6	5.000%	Monthly	05/11/63	CSI	0.000%	USD	270,000	(51,861)	(53,314)	1,453
CMBX.NA.BB.6	5.000%	Monthly	05/11/63	CSI	0.000%	USD	460,000	(88,355)	(85,670)	(2,685)
CMBX.NA.BB.6	5.000%	Monthly	05/11/63	CSI	0.000%	USD	465,000	(89,316)	(86,601)	(2,715)
CMBX.NA.BB.6	5.000%	Monthly	05/11/63	CSI	0.000%	USD	465,000	(89,316)	(86,601)	(2,715)
CMBX.NA.BB.6	5.000%	Monthly	05/11/63	CSI	0.000%	USD	465,000	(89,316)	(86,601)	(2,715)
CMBX.NA.BB.6	5.000%	Monthly	05/11/63	CSI	0.000%	USD	645,000	(123,890)	(135,820)	11,930
CMBX.NA.BB.6	5.000%	Monthly	05/11/63	GSI	0.000%	USD	304,000	(58,391)	(50,355)	(8,036)
CMBX.NA.BB.6	5.000%	Monthly	05/11/63	GSI	0.000%	USD	530,000	(101,801)	(58,813)	(42,988)
CMBX.NA.BB.6	5.000%	Monthly	05/11/63	MSIP	0.000%	USD	190,000	(36,495)	(35,385)	(1,110)
CMBX.NA.BB.8	5.000%	Monthly	10/17/57	CSI	0.000%	USD	550,000	(115,494)	(156,166)	40,672
CMBX.NA.BB.8	5.000%	Monthly	10/17/57	GSI	0.000%	USD	241,000	(50,607)	(59,417)	8,810

See accompanying notes to financial statements.

BHFTII-31

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

OTC Credit Default Swaps on Credit Indices—Sell Protection (d)—(Continued)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2018(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CMBX.NA.BB.8	5.000%	Monthly	10/17/57	GSI	0.000%	USD	580,000	$(121,793)	$(181,510)	$59,717
CMBX.NA.BB.8	5.000%	Monthly	10/17/57	MSIP	0.000%	USD	1,289,000	(270,675)	(365,997)	95,322
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	CSI	0.000%	USD	185,000	(19,191)	(26,509)	7,318
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	CSI	0.000%	USD	430,000	(44,607)	(63,105)	18,498
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	DBAG	0.000%	USD	210,000	(21,785)	(35,822)	14,037
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	DBAG	0.000%	USD	515,000	(53,425)	(78,126)	24,701
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	GSI	0.000%	USD	260,000	(26,972)	(44,049)	17,077
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	GSI	0.000%	USD	660,000	(68,467)	(74,951)	6,484
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	MSIP	0.000%	USD	90,000	(9,336)	(8,031)	(1,305)
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	MSIP	0.000%	USD	125,000	(12,967)	(21,363)	8,396
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	MSIP	0.000%	USD	210,000	(21,785)	(35,876)	14,091
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	MSIP	0.000%	USD	235,000	(24,378)	(39,396)	15,018
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	MSIP	0.000%	USD	470,000	(48,757)	(77,506)	28,749
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	MSIP	0.000%	USD	830,000	(86,102)	(124,759)	38,657
PRIMEX.ARM.2	4.580%	Monthly	12/25/37	JPMC	0.000%	USD	367,753	—	11,043	(11,043)

Totals								$(1,805,815)	$(2,120,952)	$315,137

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Glossary of Abbreviations

Counterparties

(ANZ)—	Australia & New Zealand Banking Corp.
(BBP)—	Barclays Bank plc
(BOA)—	Bank of America N.A.
(CBNA)—	Citibank N.A.
(CSI)—	Credit Suisse International
(DBAG)—	Deutsche Bank AG
(GSI)—	Goldman Sachs International
(JPMC)—	JPMorgan Chase Bank N.A.
(MSIP)—	Morgan Stanley & Co. International plc
(RBS)—	Royal Bank of Scotland plc
(SCB)—	Standard Chartered Bank
(SSBT)—	State Street Bank and Trust
(UBSA)—	UBS AG
(WBC)—	Westpac Banking Corp.

Currencies

(ARS)—	Argentine Peso
(EGP)—	Egyptian Pound
(CAD)—	Canadian Dollar
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(USD)—	United States Dollar

Index Abbreviations

(ABX.HE.PEN)—	Markit Asset-Backed Home Equity Penultimate Index
(CDOR)—	Canadian Dollar Offered Rate
(CDX.EM)—	Markit Emerging Market CDS Index
(CDX.NA.HY)—	Markit North America High Yield CDS Index
(CMBX)—	Commercial Mortgage-Backed Index
(CMBX.NA.BB)—	Markit North America BB Rated CMBS Index
(CMBX.NA.BBB-)—	Markit North America BBB- Rated CMBS Index
(CPI)—	U.S. Consumer Price Index
(CPI-U)—	U.S. Consumer Price Index for All Urban Consumers
(EURIBOR)—	Euro Interbank Offered Rate
(FEDEFF PRV)—	Effective Federal Funds Rate
(FEDRC)—	U.S. Federal Funds Rate Compounded
(ICE)—	Intercontinental Exchange, Inc.
(ITRAXX.EUR)—	Markit iTraxx Europe Index
(ITRAXX.XO)—	Markit iTraxx Europe Crossover Index
(LIBOR)—	London Interbank Offered Rate
(MTA)—	Monthly Treasury Average Index
(PRIMEX.ARM)—	Markit PrimeX Adjustable RateMortgage Index

See accompanying notes to financial statements.

BHFTII-32

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Glossary of Abbreviations—(Continued)

Other Abbreviations

(ARM)—	Adjustable-Rate Mortgage
(ACES)—	Alternative Credit Enhancement Securities
(ADR)—	American Depositary Receipt
(CDO)—	Collateralized Debt Obligation
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(REMIC)—	Real Estate Mortgage Investment Conduit

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2018:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$35,490,673	$—	$—	$35,490,673
Air Freight & Logistics	1,133,585	—	—	1,133,585
Airlines	2,538,177	—	—	2,538,177
Banks	35,010,244	—	—	35,010,244
Beverages	15,570,253	—	—	15,570,253
Biotechnology	13,264,971	—	—	13,264,971
Capital Markets	19,694,886	—	—	19,694,886
Chemicals	17,330,924	—	—	17,330,924
Construction & Engineering	228,247	—	—	228,247
Construction Materials	1,402,274	—	—	1,402,274
Consumer Finance	9,175,951	—	—	9,175,951
Containers & Packaging	6,600,007	—	—	6,600,007
Diversified Financial Services	4,048,692	—	—	4,048,692
Diversified Telecommunication Services	12,484,125	—	—	12,484,125
Electric Utilities	19,494,452	—	—	19,494,452
Electrical Equipment	3,706,439	—	—	3,706,439
Electronic Equipment, Instruments & Components	6,268,176	—	—	6,268,176
Energy Equipment & Services	6,371,606	—	—	6,371,606
Equity Real Estate Investment Trusts	24,297,082	—	—	24,297,082
Food & Staples Retailing	10,705,142	—	—	10,705,142
Food Products	14,733,449	—	—	14,733,449
Health Care Equipment & Supplies	30,490,090	—	—	30,490,090
Health Care Providers & Services	25,305,412	—	—	25,305,412
Hotels, Restaurants & Leisure	10,662,783	—	—	10,662,783
Household Durables	4,912,828	—	—	4,912,828
Independent Power and Renewable Electricity Producers	3,990,693	—	—	3,990,693
Industrial Conglomerates	7,457,790	—	—	7,457,790
Insurance	27,130,818	—	—	27,130,818
Internet & Direct Marketing Retail	36,404,157	—	—	36,404,157
Internet Software & Services	57,054,397	—	—	57,054,397
IT Services	28,674,726	—	—	28,674,726
Life Sciences Tools & Services	6,498,603	—	—	6,498,603
Machinery	11,555,004	—	—	11,555,004

See accompanying notes to financial statements.

BHFTII-33

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Media	$22,502,589	$—	$—	$22,502,589
Metals & Mining	1,972,776	—	—	1,972,776
Multi-Utilities	5,600,566	—	—	5,600,566
Oil, Gas & Consumable Fuels	39,172,320	197	2,548	39,175,065
Personal Products	7,768,682	—	—	7,768,682
Pharmaceuticals	33,840,682	—	—	33,840,682
Professional Services	5,268,743	—	—	5,268,743
Road & Rail	6,371,987	—	—	6,371,987
Semiconductors & Semiconductor Equipment	33,058,260	—	—	33,058,260
Software	46,049,702	—	—	46,049,702
Specialty Retail	10,976,147	—	—	10,976,147
Technology Hardware, Storage & Peripherals	17,202,642	—	—	17,202,642
Textiles, Apparel & Luxury Goods	10,151,116	—	—	10,151,116
Thrifts & Mortgage Finance	1,230,699	—	—	1,230,699
Tobacco	17,304,740	—	—	17,304,740
Total Common Stocks	768,158,307	197	2,548	768,161,052
Total U.S. Treasury & Government Agencies*	—	278,196,941	—	278,196,941
Corporate Bonds & Notes
Aerospace/Defense	—	889,706	—	889,706
Agriculture	—	7,075,530	—	7,075,530
Airlines	—	568,367	—	568,367
Auto Manufacturers	—	2,539,460	—	2,539,460
Auto Parts & Equipment	—	55,800	—	55,800
Banks	—	47,292,384	0	47,292,384
Beverages	—	3,633,436	—	3,633,436
Biotechnology	—	1,799,461	—	1,799,461
Building Materials	—	229,825	—	229,825
Chemicals	—	2,300,368	—	2,300,368
Commercial Services	—	1,501,397	—	1,501,397
Computers	—	1,576,306	—	1,576,306
Diversified Financial Services	—	2,047,824	—	2,047,824
Electric	—	7,722,966	—	7,722,966
Electronics	—	266,522	—	266,522
Engineering & Construction	—	1,304,865	—	1,304,865
Entertainment	—	216,200	—	216,200
Food	—	1,060,193	—	1,060,193
Food Service	—	119,375	—	119,375
Gas	—	92,625	—	92,625
Healthcare-Products	—	2,077,934	—	2,077,934
Healthcare-Services	—	4,163,771	—	4,163,771
Home Builders	—	301,750	—	301,750
Insurance	—	5,903,690	—	5,903,690
Internet	—	2,423,608	—	2,423,608
Iron/Steel	—	1,400,010	—	1,400,010
Leisure Time	—	28,341	—	28,341
Machinery-Construction & Mining	—	107,250	—	107,250
Machinery-Diversified	—	201,659	—	201,659
Media	—	10,850,127	—	10,850,127
Mining	—	1,450,321	—	1,450,321
Miscellaneous Manufacturing	—	272,309	—	272,309
Office/Business Equipment	—	364,500	—	364,500
Oil & Gas	—	6,151,721	—	6,151,721
Packaging & Containers	—	225,750	—	225,750
Pharmaceuticals	—	11,587,525	—	11,587,525
Pipelines	—	4,471,014	—	4,471,014
Real Estate Investment Trusts	—	604,512	—	604,512
Retail	—	2,010,682	—	2,010,682
Semiconductors	—	2,952,068	—	2,952,068
Software	—	1,896,587	—	1,896,587

See accompanying notes to financial statements.

BHFTII-34

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Telecommunications	$—	$8,653,718	$—	$8,653,718
Transportation	—	2,430,475	—	2,430,475
Trucking & Leasing	—	28,958	—	28,958
Total Corporate Bonds & Notes	—	152,850,890	0	152,850,890
Asset-Backed Securities
Asset-Backed—Automobile	—	2,891,893	—	2,891,893
Asset-Backed—Home Equity	—	4,055,639	—	4,055,639
Asset-Backed—Other	—	96,027,724	695,000	96,722,724
Total Asset-Backed Securities	—	102,975,256	695,000	103,670,256
Total Mortgage-Backed Securities*	—	54,536,468	—	54,536,468
Floating Rate Loans
Aerospace & Defense	—	150,131	—	150,131
Auto Manufacturers	—	100,186	—	100,186
Building Materials	—	224,684	—	224,684
Chemicals	—	189,387	—	189,387
Commercial Services	—	1,149,942	—	1,149,942
Computers	—	207,445	—	207,445
Cosmetics/Personal Care	—	373,541	—	373,541
Diversified Financial Services	—	177,861	—	177,861
Electric	—	96,439	—	96,439
Energy Equipment & Services	—	98,115	—	98,115
Entertainment	—	169,573	—	169,573
Food	—	335,693	—	335,693
Food Products	—	107,789	—	107,789
Healthcare-Products	—	97,250	—	97,250
Healthcare-Services	—	491,773	—	491,773
Insurance	—	1,103,722	—	1,103,722
Internet	—	75,205	—	75,205
Internet & Direct Marketing Retail	—	150,866	—	150,866
IT Services	—	99,891	—	99,891
Leisure Time	—	337,939	—	337,939
Life Sciences Tools & Services	—	91,309	—	91,309
Lodging	—	487,795	—	487,795
Machinery	—	104,475	—	104,475
Machinery-Diversified	—	222,329	—	222,329
Media	—	422,072	—	422,072
Miscellaneous Manufacturing	—	115,612	—	115,612
Office/Business Equipment	—	148,947	—	148,947
Oil & Gas	—	698,945	0	698,945
Packaging & Containers	—	525,653	—	525,653
Pharmaceuticals	—	511,256	—	511,256
Pipelines	—	275,578	—	275,578
Real Estate	—	246,750	—	246,750
Real Estate Investment Trusts	—	94,997	—	94,997
Retail	—	592,515	230,905	823,420
Semiconductors	—	116,529	—	116,529
Semiconductors & Semiconductor Equipment	—	100,250	—	100,250
Software	—	847,100	—	847,100
Telecommunications	—	440,940	—	440,940
Total Floating Rate Loans	—	11,780,484	230,905	12,011,389
Total Foreign Government*	—	8,363,916	—	8,363,916
Total Municipals	—	4,865,611	—	4,865,611
Total Short-Term Investments*	—	25,334,275	—	25,334,275
Total Securities Lending Reinvestments*	—	47,532,313	—	47,532,313
Purchased Options	$—	$1,413,000	$—	$1,413,000
Total Investments	$768,158,307	$687,849,351	$928,453	$1,456,936,111

See accompanying notes to financial statements.

BHFTII-35

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Collateral for Securities Loaned (Liability)	$—	$(47,505,063)	$—	$(47,505,063)
TBA Forward Sales Commitments	$—	$(47,305,517)	$—	$(47,305,517)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$253,666	$—	$253,666
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(12,789)	—	(12,789)
Total Forward Contracts	$—	$240,877	$—	$240,877
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$760,077	$—	$—	$760,077
Futures Contracts (Unrealized Depreciation)	(49,656)	—	—	(49,656)
Total Futures Contracts	$710,421	$—	$—	$710,421
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$782,481	$—	$782,481
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(144,552)	—	(144,552)
Total Centrally Cleared Swap Contracts	$—	$637,929	$—	$637,929
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$258,071	$—	$258,071
OTC Swap Contracts at Value (Liabilities)	—	(1,845,630)	(30,921)	(1,876,551)
Total OTC Swap Contracts	$—	$(1,587,559)	$(30,921)	$(1,618,480)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended June 30, 2018 is not presented.

Transfers from Level 2 to Level 1 in the amount of $1,863 were due to the discontinuation of a systematic fair valuation model factor.

See accompanying notes to financial statements.

BHFTII-36

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

Assets
Investments at value (a) (b)	$1,456,936,111
Cash denominated in foreign currencies (c)	4,543,251
Cash collateral for centrally cleared swaps	570
OTC swap contracts at market value (d)	258,071
Unrealized appreciation on forward foreign currency exchange contracts	253,666
Receivable for:
Investments sold	16,724,048
TBA securities sold (e)	78,851,048
Fund shares sold	65,806
Principal paydowns	9,540
Dividends and interest	3,614,641
Interest on OTC swap contracts	42,064

Total Assets	1,561,298,816
Liabilities
Due to custodian	128,096
Forward sales commitments, at value	47,305,517
OTC swap contracts at market value (f)	1,876,551
Cash collateral for OTC swap contracts	40,000
Unrealized depreciation on forward foreign currency exchange contracts	12,789
Collateral for securities loaned	47,505,063
Payables for:
Investments purchased	22,339,941
TBA securities purchased (e)	179,707,140
Fund shares redeemed	294,486
Variation margin on futures contracts	7,173
Variation margin on centrally cleared swap contracts	17,352
Premium on purchased options	1,634,295
Interest on OTC swap contracts	174
Accrued Expenses:
Management fees	446,506
Distribution and service fees	17,085
Deferred trustees’ fees	114,793
Other expenses	585,281

Total Liabilities	302,032,242

Net Assets	$1,259,266,574

Net Assets Consist of:
Paid in surplus	$1,102,710,685
Undistributed net investment income	12,118,067
Accumulated net realized gain	44,973,225
Unrealized appreciation on investments, futures contracts, swap contracts and foreign currency transactions	99,464,597

Net Assets	$1,259,266,574

Net Assets
Class A	$1,164,507,594
Class B	64,200,599
Class E	30,558,381
Capital Shares Outstanding*
Class A	61,981,286
Class B	3,437,289
Class E	1,629,836
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$18.79
Class B	18.68
Class E	18.75

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,359,282,291.
(b)	Includes securities loaned at value of $45,032,316.
(c)	Identified cost of cash denominated in foreign currencies was $4,566,545.
(d)	Net premium paid on OTC swap contracts was $3,081.
(e)	Included within TBA securities sold is $58,031,439 related to TBA forward sale commitments and included within TBA securities purchased is $10,952,188 related to TBA forward sale commitments.
(f)	Net premium received on OTC swap contracts was $2,073,880.

Statement of Operations

Six Months Ended June 30, 2018 (Unaudited)

Investment Income
Dividends (a)	$5,993,974
Interest	8,961,958
Securities lending income	54,224

Total investment income	15,010,156
Expenses
Management fees	2,912,855
Administration fees	20,119
Custodian and accounting fees	229,225
Distribution and service fees—Class B	82,147
Distribution and service fees—Class E	23,566
Audit and tax services	56,218
Legal	21,433
Trustees’ fees and expenses	20,718
Shareholder reporting	137,447
Insurance	4,063
Miscellaneous	17,035

Total expenses	3,524,826
Less management fee waiver	(199,473)
Less broker commission recapture	(2,166)

Net expenses	3,323,187

Net Investment Income	11,686,969

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	51,117,890
Purchased options	91,360
Futures contracts	(4,252,728)
Written options	107,590
Swap contracts	452,205
Foreign currency transactions	587,685
Forward foreign currency transactions	(617,035)

Net realized gain	47,486,967

Net change in unrealized appreciation (depreciation) on:
Investments	(43,218,989)
Purchased options	(42,271)
Futures contracts	1,115,709
Swap contracts	1,168,649
Foreign currency transactions	(22,805)
Forward foreign currency transactions	299,392

Net change in unrealized depreciation	(40,700,315)

Net realized and unrealized gain	6,786,652

Net Increase in Net Assets From Operations	$18,473,621

(a)	Net of foreign withholding taxes of $30,473.

See accompanying notes to financial statements.

BHFTII-37

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$11,686,969	$22,513,631
Net realized gain	47,486,967	95,158,203
Net change in unrealized appreciation (depreciation)	(40,700,315)	61,754,743

Increase in net assets from operations	18,473,621	179,426,577

From Distributions to Shareholders
Net investment income
Class A	(20,480,173)	(22,501,887)
Class B	(963,018)	(1,167,169)
Class E	(493,778)	(570,158)
Net realized capital gains
Class A	(87,521,621)	(28,230,714)
Class B	(4,852,731)	(1,670,380)
Class E	(2,314,771)	(774,249)

Total distributions	(116,626,092)	(54,914,557)

Increase (decrease) in net assets from capital share transactions	60,169,164	(60,192,162)

Total increase (decrease) in net assets	(37,983,307)	64,319,858

Net Assets
Beginning of period	1,297,249,881	1,232,930,023

End of period	$1,259,266,574	$1,297,249,881

Undistributed net investment income
End of period	$12,118,067	$22,368,067

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	517,178	$10,648,038	647,009	$12,618,917
Reinvestments	5,693,294	108,001,794	2,635,460	50,732,601
Redemptions	(2,905,701)	(59,071,269)	(6,017,988)	(117,837,726)

Net increase (decrease)	3,304,771	$59,578,563	(2,735,519)	$(54,486,208)

Class B
Sales	88,633	$1,784,024	217,028	$4,181,628
Reinvestments	308,364	5,815,749	148,175	2,837,549
Redemptions	(359,725)	(7,303,231)	(580,492)	(11,297,437)

Net increase (decrease)	37,272	$296,542	(215,289)	$(4,278,260)

Class E
Sales	7,036	$144,582	57,637	$1,115,254
Reinvestments	148,365	2,808,549	69,948	1,344,407
Redemptions	(131,688)	(2,659,072)	(199,319)	(3,887,355)

Net increase (decrease)	23,713	$294,059	(71,734)	$(1,427,694)

Increase (decrease) derived from capital shares transactions		$60,169,164		$(60,192,162)

See accompanying notes to financial statements.

BHFTII-38

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$20.38		$18.49	$18.66		$22.29	$20.59	$17.52

Income (Loss) from Investment Operations
Net investment income (a)	0.19		0.35	0.37	(b)	0.38	0.39	0.36
Net realized and unrealized gain on investments	0.13		2.40	0.88		0.24	1.73	3.18

Total from investment operations	0.32		2.75	1.25		0.62	2.12	3.54

Less Distributions
Distributions from net investment income	(0.36)		(0.38)	(0.53)		(0.45)	(0.42)	(0.47)
Distributions from net realized capital gains	(1.55)		(0.48)	(0.89)		(3.80)	0.00	0.00

Total distributions	(1.91)		(0.86)	(1.42)		(4.25)	(0.42)	(0.47)

Net Asset Value, End of Period	$18.79		$20.38	$18.49		$18.66	$22.29	$20.59

Total Return (%) (c)	1.48	(d)	15.14	6.99		2.58	10.55	20.59	(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.54	(f)	0.54	0.55		0.54	0.53	0.51
Gross ratio of expenses to average net assets excluding interest expense (%)	0.54	(f)	0.54	0.55		0.54	0.53	0.51
Net ratio of expenses to average net assets (%) (g) (h)	0.51	(f)	0.51	0.52		0.51	0.50	0.51
Net ratio of expenses to average net assets excluding interest expense (%) (g) (h)	0.51	(f)	0.51	0.52		0.51	0.50	0.51
Ratio of net investment income to average net assets (%)	1.86	(f)	1.78	2.02	(b)	1.87	1.81	1.89
Portfolio turnover rate (%)	181	(d)(i)	342 (i)	405	(i)	299 (i)	413 (i)	340	(i)
Net assets, end of period (in millions)	$1,164.5		$1,195.7	$1,135.6		$1,168.2	$1,250.6	$1,249.1

	Class B
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$20.24		$18.37	$18.54		$22.17	$20.48	$17.43

Income (Loss) from Investment Operations
Net investment income (a)	0.16		0.30	0.32	(b)	0.33	0.33	0.31
Net realized and unrealized gain on investments	0.14		2.38	0.88		0.23	1.73	3.16

Total from investment operations	0.30		2.68	1.20		0.56	2.06	3.47

Less Distributions
Distributions from net investment income	(0.31)		(0.33)	(0.48)		(0.39)	(0.37)	(0.42)
Distributions from net realized capital gains	(1.55)		(0.48)	(0.89)		(3.80)	0.00	0.00

Total distributions	(1.86)		(0.81)	(1.37)		(4.19)	(0.37)	(0.42)

Net Asset Value, End of Period	$18.68		$20.24	$18.37		$18.54	$22.17	$20.48

Total Return (%) (c)	1.36	(d)	14.85	6.74		2.29	10.28	20.28	(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.79	(f)	0.79	0.80		0.79	0.78	0.76
Gross ratio of expenses to average net assets excluding interest expense (%)	0.79	(f)	0.79	0.80		0.79	0.78	0.76
Net ratio of expenses to average net assets (%) (g) (h)	0.76	(f)	0.76	0.77		0.76	0.75	0.76
Net ratio of expenses to average net assets excluding interest expense (%) (g) (h)	0.76	(f)	0.76	0.77		0.76	0.75	0.76
Ratio of net investment income to average net assets (%)	1.60	(f)	1.53	1.77	(b)	1.62	1.56	1.64
Portfolio turnover rate (%)	181	(d)(i)	342 (i)	405	(i)	299 (i)	413 (i)	340	(i)
Net assets, end of period (in millions)	$64.2		$68.8	$66.4		$66.6	$71.6	$75.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

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Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$20.33		$18.44	$18.61		$22.24	$20.54	$17.48

Income (Loss) from Investment Operations
Net investment income (a)	0.17		0.32	0.34	(b)	0.35	0.35	0.33
Net realized and unrealized gain on investments	0.13		2.40	0.87		0.23	1.74	3.17

Total from investment operations	0.30		2.72	1.21		0.58	2.09	3.50

Less Distributions
Distributions from net investment income	(0.33)		(0.35)	(0.49)		(0.41)	(0.39)	(0.44)
Distributions from net realized capital gains	(1.55)		(0.48)	(0.89)		(3.80)	0.00	0.00

Total distributions	(1.88)		(0.83)	(1.38)		(4.21)	(0.39)	(0.44)

Net Asset Value, End of Period	$18.75		$20.33	$18.44		$18.61	$22.24	$20.54

Total Return (%) (c)	1.42	(d)	14.95	6.83		2.41	10.41	20.39	(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.69	(f)	0.69	0.70		0.69	0.68	0.66
Gross ratio of expenses to average net assets excluding interest expense (%)	0.69	(f)	0.69	0.70		0.69	0.68	0.66
Net ratio of expenses to average net assets (%) (g) (h)	0.66	(f)	0.66	0.67		0.66	0.65	0.66
Net ratio of expenses to average net assets excluding interest expense (%) (g) (h)	0.66	(f)	0.66	0.67		0.66	0.65	0.66
Ratio of net investment income to average net assets (%)	1.70	(f)	1.63	1.87	(b)	1.72	1.66	1.74
Portfolio turnover rate (%)	181	(d)(i)	342 (i)	405	(i)	299 (i)	413 (i)	340	(i)
Net assets, end of period (in millions)	$30.6		$32.6	$30.9		$32.4	$36.1	$36.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.04% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	In 2013, 0.04%, 0.04% and 0.04% of the Portfolio’s total return for Class A, Class B and Class E, respectively, consists of a voluntary reimbursement by the subadvisor for a realized loss. Excluding this item, total return would have been 20.55%, 20.24% and 20.35% for Class A, Class B and Class E, respectively.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(h)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.03% for the six months ended June 30, 2018 and for the years ended December 31, 2017, 2016, 2015, 2014 and 2013. (see Note 6 of the Notes to Financial Statements).
(i)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 36%, 74%, 58%, 71%, 163% and 139% for the six months ended June 30, 2018 and years ended December 31, 2017, 2016, 2015, 2014 and 2013, respectively.

See accompanying notes to financial statements.

BHFTII-40

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—June 30, 2018 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Wellington Balanced Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

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Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

BHFTII-42

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Due to Custodian - Pursuant to the custodian agreement, State Street Bank and Trust Company (“SSBT”) may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, the federal funds rate plus 2%). This obligation is payable on demand to SSBT. SSBT has a lien on the Portfolio’s assets to the extent of any overdraft. At June 30, 2018, the Portfolio had a payment of $128,096 due to SSBT pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at June 30, 2018. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy at June 30, 2018. The Portfolio’s average overdraft advances during the six months ended June 30, 2018 were not significant.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, paydown gain/loss reclasses, broker commission recapture, amortization and accretion of debt securities, real estate investment trust (“REIT”) adjustments, adjustments to prior period accumulated balances and swap contract transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The

BHFTII-43

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

BHFTII-44

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements, all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of June 30, 2018, the Portfolio did not have any unfunded loan commitments.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2018, the Portfolio had direct investments in repurchase agreements with a gross value of $12,788,235. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $12,665,492. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTII-45

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of June 30, 2018
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(40,235,591)	$—	$—	$—	$(40,235,591)
Corporate Bonds & Notes	(7,269,472)	—	—	—	(7,269,472)
Total	$(47,505,063)	$—	$—	$—	$(47,505,063)
Total Borrowings	$(47,505,063)	$—	$—	$—	$(47,505,063)
Gross amount of recognized liabilities for securities lending transactions					$(47,505,063)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure

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to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated

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terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of

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buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2018, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When a Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when a Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2018 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a)	$1,413,000
	OTC swap contracts at market value (b)	258,071
	Unrealized appreciation on centrally cleared swap contracts (c) (e)	721,308	Unrealized depreciation on centrally cleared swap contracts (c) (e)	$98,687
	Unrealized appreciation on futures contracts (d) (e)	760,077	Unrealized depreciation on futures contracts (d) (e)	49,656
Credit			OTC swap contracts at market value (b)	1,876,551
	Unrealized appreciation on centrally cleared swap contracts (c) (e)	61,173	Unrealized depreciation on centrally cleared swap contracts (c) (e)	45,865
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	253,666	Unrealized depreciation on forward foreign currency exchange contracts	12,789

Total		$3,467,295		$2,083,548

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(a)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.
(b)	Excludes OTC swap interest receivable of $42,064 and OTC swap interest payable of $174.
(c)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(d)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(e)	Financial instrument not subject to a master netting agreement.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a MNA (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2018.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Australia & New Zealand Banking Corp.	$32,216	$—	$—	$32,216
Bank of America N.A.	517,592	—	(40,000)	477,592
Barclays Bank plc	719,621	(12,354)	—	707,267
Citibank N.A.	36,124	—	—	36,124
Deutsche Bank AG	293,866	(75,210)	—	218,656
Goldman Sachs International	12,889	(12,889)	—	—
JPMorgan Chase Bank N.A.	204,454	(18,567)	—	185,887
Morgan Stanley & Co. International plc	90,400	(90,400)	—	—
Royal Bank of Scotland plc	1,000	—	—	1,000
Standard Chartered Bank	3,063	—	—	3,063
State Street Bank and Trust	7,356	—	—	7,356
UBS AG	5,379	(5,379)	—	—
Westpac Banking Corp.	777	—	—	777

	$1,924,737	$(214,799)	$(40,000)	$1,669,938

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2018.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$12,354	$(12,354)	$—	$—
Credit Suisse International	779,725	—	(779,725)	—
Deutsche Bank AG	75,210	(75,210)	—	—
Goldman Sachs International	481,836	(12,889)	(468,947)	—
JPMorgan Chase Bank N.A.	18,567	(18,567)	—	—
Morgan Stanley & Co. International plc	511,097	(90,400)	(420,697)	—
UBS AG	10,551	(5,379)	—	5,172

	$1,889,340	$(214,799)	$(1,669,369)	$5,172

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2018:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options	$91,360	$—	$—	$—	$91,360
Forward foreign currency transactions	—	—	—	(617,035)	(617,035)
Futures contracts	(4,308,491)	—	55,763	—	(4,252,728)
Swap contracts	696,751	(244,546)	—	—	452,205
Written options	(77,983)	185,573	—	—	107,590

	$(3,598,363)	$(58,973)	$55,763	$(617,035)	$(4,218,608)

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Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options	$(42,271)	$—	$—	$—	$(42,271)
Forward foreign currency transactions	—	—	—	299,392	299,392
Futures contracts	1,115,709	—	—	—	1,115,709
Swap contracts	623,072	545,577	—	—	1,168,649

	$1,696,510	$545,577	$—	$299,392	$2,541,479

For the six months ended June 30, 2018, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options	$37,332,667
Forward foreign currency transactions	22,664,265
Futures contracts long	123,471,407
Futures contracts short	(53,001,926)
Swap contracts	119,962,408
Written options	(148,884,000)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

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Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the six months ended June 30, 2018 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$2,095,788,156	$395,902,532	$1,982,096,210	$414,307,318

The Portfolio engaged in security transactions with other accounts managed by Wellington Management Company LLP, the subadviser to the Portfolio, that amounted to $5,226,540 in purchases, which are included above.

Purchases and sales of mortgage dollar rolls and TBA transactions for the six months ended June 30, 2018 were as follows:

Purchases	Sales
$2,039,625,876	$1,910,579,560

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2018	% per annum	Average daily net assets
$2,912,855	0.500%	Of the first $500 million
	0.450%	Of the next $500 million
	0.400%	On amounts in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Wellington Management Company LLP (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

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Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.020%	On the first $	500 million

Any reductions in total advisory fees paid by the Portfolio due to these waivers may be reduced or eliminated by changes in the advisory fee structure at higher asset levels. Brighthouse Investment Advisers will receive advisory fees equal to 0.480% of the Portfolio’s average daily net assets for amounts over $500 million but less than $750 million (0.030% over the contractual advisory fee rate) and 0.460% for amounts over $750 million but less than $1 billion (0.010% over the contractual advisory fee rate). As a result, the dollar amount of the waiver will be reduced as assets grow beyond $500 million up to $1 billion, but the advisory fee net of waivers will never exceed the contractual dollar amount that would otherwise be payable under the advisory fee. An identical agreement was in place for the period May 1, 2017 to April 30, 2018. Amounts waived for the six months ended June 30, 2018 are shown as a management fee waiver in the Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee agreement, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $199,473 was waived in the aggregate for the six months ended June 30, 2018 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, B and E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

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Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2018 was as follows:

Cost basis of investments	$1,252,998,586

Gross unrealized appreciation	199,262,547
Gross unrealized depreciation	(40,539,214)

Net unrealized appreciation (depreciation)	$158,723,333

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$30,592,475	$33,838,553	$24,322,082	$57,379,727	$54,914,557	$91,218,280

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$42,806,915	$73,742,352	$138,277,158	$—	$254,826,425

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In March 2017, FASB issued Accounting Standards Update No. 2017-08 “Premium Amortization of Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities. Under the standards update, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this standards update to the Portfolio.

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Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Managed by Wellington Management Company LLP

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2018, the Class A, B and E shares of the Brighthouse/Wellington Core Equity Opportunities Portfolio returned 1.71%, 1.60%, and 1.63%, respectively. The Portfolio’s benchmark, the Russell 1000 Index1, returned 2.85%.

MARKET ENVIRONMENT / CONDITIONS

U.S. equities, as measured by the S&P 500 Index, rose 2.6% for the six-month period ending June 30, 2018. Bullish sentiment was exceptionally strong at the beginning of 2018, as better-than-expected corporate profits helped drive the S&P 500 Index to its largest monthly gain since March 2016. A sharp decline in equities at the end of January, accompanied by a substantial rise in volatility, appeared to be triggered by investors’ concerns about lofty equity valuations and the potential upside risks to inflation, bond yields, and Federal Reserve (the “Fed”) policy stemming from pro-growth deregulation, tax cuts, and increased government spending. President Trump sparked fears of a global trade war when he imposed stiff tariffs on imported steel and aluminum and announced plans for tariffs on approximately U.S. $50 billion worth of Chinese goods.

Earnings growth for the S&P 500 Index in the first quarter exceeded 20% for the first time since 2010, and 77% of companies in the Index reported actual earnings that exceeded estimates. Despite the underlying strength in the U.S. economy, there were concerns about the sustainability of growth in light of broader macroeconomic risks, including rising interest rates; signs of slowing growth globally, especially in Europe; ongoing trade tensions; and Eurozone political disruptions.

As widely anticipated, the Fed raised its benchmark interest rate by 25 basis points and signaled the potential for two additional increases in 2018. The Fed also lifted its economic growth forecast for 2018 to 2.8%, and lowered its expectation for unemployment to 3.6%, from 3.8% in March. Consumer sentiment weakened at the end of the period on concerns about rising inflation and the potential effects of tariffs on prices and economic growth.

Small- and mid-cap stocks outperformed large-cap stocks, as measured by the Russell 2000, S&P Mid Cap 400, and S&P 500 Indices, respectively. All three groups posted positive returns during the six-month period.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed its benchmark for the six-month period ended June 30, 2018. Sector allocation, a result of the bottom-up stock selection process, was the driver of the Portfolio’s relative underperformance, primarily due to the Portfolio’s underweight allocation to Information Technology and overweight allocations to Consumer Staples and Industrials. This was partially offset by positive stock selection, as strong selection in Consumer Staples, Industrials, and Materials more than offset weaker security selection in Health Care and Energy.

The Portfolio’s exposure to Chubb, Cardinal Health and Colgate-Palmolive detracted from relative performance, as did the decision not to hold benchmark constituents Amazon and Netflix.

Shares of Colgate-Palmolive, one of the world’s largest consumer product companies, were weak over the period. While earnings were in line with expectations, investors were disappointed by the company’s growth in emerging markets which was suppressed by increased local competition.

The Portfolio’s positions in Nike, TJX Companies, and Costco Wholesale were among the top relative contributors during the period.

Nike, a provider of athletic footwear, apparel and accessories, is the largest position within the Portfolio. During the period, shares of Nike surged after the company reported strong quarterly results. Details of the quarterly report revealed that new innovation platforms at the company were working, sales were accelerating across all regions and channels (including the U.S.), gross margins are exceeding analyst estimates and inventory issues were in the rearview mirror.

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Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Managed by Wellington Management Company LLP

Portfolio Manager Commentary*—(Continued)

We expect that management’s strategic focus and understanding of the future of the retail industry is helping the company to successfully make the transformation to a more nimble, digitally focused, customer-centric, global, and innovative company.

At the end of the period the Portfolio was most overweight Industrials, Consumer Staples, and Health Care, and most underweight Information Technology, Energy, and Utilities.

Donald J. Kilbride

Portfolio Manager

Wellington Management Company LLP

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

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Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2018

	6 Month	1 Year	5 Year	10 Year
Brighthouse/Wellington Core Equity Opportunities Portfolio
Class A	1.71	10.28	11.26	8.03
Class B	1.60	10.02	10.99	7.76
Class E	1.63	10.10	11.10	7.87
Russell 1000 Index	2.85	14.54	13.37	10.20

1 The Russell 1000 Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the investable U.S. equity market.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2018

Top Holdings

% of Net Assets
NIKE, Inc. - Class B	4.5
TJX Cos., Inc. (The)	4.0
Microsoft Corp.	3.6
Canadian National Railway Co.	3.2
Union Pacific Corp.	3.0
American Tower Corp.	2.9
Costco Wholesale Corp.	2.9
PepsiCo, Inc.	2.8
Visa, Inc. - Class A	2.8
Accenture plc - Class A	2.7

Top Sectors

% of Net Assets
Industrials	19.2
Health Care	15.4
Consumer Staples	15.3
Consumer Discretionary	13.7
Financials	11.6
Information Technology	10.4
Real Estate	5.5
Materials	4.2
Energy	3.2

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Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2018 through June 30, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Wellington Core Equity Opportunities Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period** January 1, 2018 to June 30, 2018
Class A (a)	Actual	0.58%	$1,000.00	$1,017.10	$2.90
	Hypothetical*	0.58%	$1,000.00	$1,021.92	$2.91

Class B (a)	Actual	0.82%	$1,000.00	$1,016.00	$4.10
	Hypothetical*	0.82%	$1,000.00	$1,020.73	$4.11

Class E (a)	Actual	0.72%	$1,000.00	$1,016.30	$3.60
	Hypothetical*	0.72%	$1,000.00	$1,021.22	$3.61

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

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Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—98.5% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—8.6%
General Dynamics Corp. (a)	498,802	$92,981,681
Lockheed Martin Corp. (a)	313,222	92,535,175
Northrop Grumman Corp. (a)	311,739	95,922,090
United Technologies Corp. (a)	481,858	60,246,706

		341,685,652

Air Freight & Logistics—2.1%
United Parcel Service, Inc. - Class B	774,715	82,297,974

Banks—2.3%
PNC Financial Services Group, Inc. (The)	667,893	90,232,344

Beverages—7.7%
Coca-Cola Co. (The) (a)	2,406,492	105,548,739
Diageo plc	2,462,704	88,400,471
PepsiCo, Inc. (a)	1,025,842	111,683,419

		305,632,629

Biotechnology—1.9%
Amgen, Inc.	403,197	74,426,134

Capital Markets—1.9%
BlackRock, Inc. (a)	149,950	74,831,048

Chemicals—4.2%
Ecolab, Inc. (a)	542,531	76,133,375
Praxair, Inc. (a)	576,037	91,100,252

		167,233,627

Consumer Finance—2.5%
American Express Co.	995,423	97,551,454

Energy Equipment & Services—1.6%
Schlumberger, Ltd.	957,939	64,210,651

Equity Real Estate Investment Trusts—5.5%
American Tower Corp.	807,206	116,374,889
Public Storage (a)	438,388	99,452,702

		215,827,591

Food & Staples Retailing—4.1%
Costco Wholesale Corp. (a)	554,406	115,859,766
Walgreens Boots Alliance, Inc. (a)	761,239	45,685,759

		161,545,525

Health Care Equipment & Supplies—4.5%
Danaher Corp.	788,121	77,771,780
Medtronic plc	1,169,835	100,149,575

		177,921,355

Health Care Providers & Services—5.2%
Cardinal Health, Inc. (a)	911,818	44,524,073
McKesson Corp. (a)	459,724	61,327,182

Health Care Providers & Services—(Continued)
UnitedHealth Group, Inc. (a)	414,163	101,610,750

		207,462,005

Hotels, Restaurants & Leisure—3.7%
McDonald’s Corp. (a)	552,930	86,638,602
Starbucks Corp. (a)	1,220,789	59,635,542

		146,274,144

Household Products—3.5%
Colgate-Palmolive Co.	1,449,301	93,929,198
Procter & Gamble Co. (The)	544,042	42,467,918

		136,397,116

Industrial Conglomerates—2.2%
Honeywell International, Inc.	610,765	87,980,698

Insurance—4.9%
Chubb, Ltd.	818,437	103,957,868
Marsh & McLennan Cos., Inc. (a)	1,116,631	91,530,243

		195,488,111

IT Services—6.8%
Accenture plc - Class A (a)	650,396	106,398,282
Automatic Data Processing, Inc.	391,218	52,477,982
Visa, Inc. - Class A	841,851	111,503,165

		270,379,429

Oil, Gas & Consumable Fuels—1.5%
Exxon Mobil Corp. (a)	732,070	60,564,151

Pharmaceuticals—3.8%
Johnson & Johnson	718,804	87,219,678
Merck & Co., Inc.	1,004,346	60,963,802

		148,183,480

Road & Rail—6.3%
Canadian National Railway Co.	1,562,928	127,837,559
Union Pacific Corp.	849,557	120,365,236

		248,202,795

Software—3.6%
Microsoft Corp.	1,444,391	142,431,397

Specialty Retail—4.0%
TJX Cos., Inc. (The) (a)	1,645,560	156,624,401

Textiles, Apparel & Luxury Goods—6.1%
NIKE, Inc. - Class B	2,244,213	178,818,892
VF Corp. (a)	755,141	61,559,094

		240,377,986

Total Common Stocks (Cost $3,127,178,671)		3,893,761,697

See accompanying notes to financial statements.

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Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Escrow Shares—0.0%

Security Description	Shares/ Principal Amount*	Value

Forest Products & Paper—0.0%
Sino-Forest Corp. (b) (Cost $0)	5,844,000	$0

Short-Term Investment—1.5%

Repurchase Agreement—1.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/29/18 at 0.800%, due on 07/02/18 with a maturity value of $57,833,606; collateralized by U.S. Treasury Note at 2.000%, maturing 10/31/22, with a market value of $58,987,452.	$57,829,751	57,829,751

Total Short-Term Investments (Cost $57,829,751)		57,829,751

Securities Lending Reinvestments (c)—5.1%

Certificates of Deposit—2.5%
Banco Del Estado De Chile New York 2.455%, 3M LIBOR + 0.100%, 11/14/18 (d)	7,000,000	7,000,378
2.588%, 1M LIBOR + 0.500%, 09/21/18 (d)	2,000,000	2,001,192
Bank of Montreal (Chicago) 2.383%, 3M LIBOR + 0.030%, 11/06/18 (d)	3,000,000	2,999,826
Bank of Nova Scotia 2.605%, 3M LIBOR + 0.280%, 03/20/19 (d)	6,000,000	6,008,400
BNP Paribas New York 2.471%, 1M LIBOR + 0.470%, 12/04/18 (d)	7,000,000	7,006,510
Chiba Bank, Ltd., New York 2.240%, 07/18/18	5,500,000	5,499,742
Citibank N.A. 2.376%, 1M LIBOR + 0.330%, 09/12/18 (d)	3,000,000	2,999,787
Commonwealth Bank of Australia 2.502%, 3M LIBOR + 0.140%, 04/23/19 (d)	2,000,000	1,999,698
Cooperative Rabobank UA 2.488%, 3M LIBOR + 0.140%, 10/16/18 (d)	5,000,000	5,003,890
2.525%, 3M LIBOR + 0.200%, 04/05/19 (d)	2,000,000	2,000,754
Credit Industriel et Commercial (NY) Zero Coupon, 07/24/18	4,969,974	4,993,000
Credit Suisse AG New York 2.437%, 3M LIBOR + 0.100%, 09/27/18 (d)	4,000,000	4,000,672
Industrial & Commercial Bank of China, Ltd. 2.450%, 08/15/18	6,500,000	6,499,733
Natixis New York 2.215%, 1M LIBOR + 0.210%, 08/06/18 (d)	4,000,000	4,000,208
2.525%, 1M LIBOR + 0.440%, 09/17/18 (d)	3,000,000	3,001,380
Royal Bank of Canada New York 2.525%, 1M LIBOR + 0.440%, 09/17/18 (d)	1,000,000	1,000,801
Standard Chartered plc 2.250%, 08/21/18	2,000,000	2,000,306
2.384%, 1M LIBOR + 0.300%, 08/22/18 (d)	2,000,000	2,000,048
2.466%, 1M LIBOR + 0.420%, 10/11/18 (d)	3,000,000	3,000,633
Sumitomo Mitsui Banking Corp., New York 2.374%, 1M LIBOR + 0.280%, 07/30/18 (d)	2,500,000	2,500,175

Certificates of Deposit—(Continued)
Sumitomo Mitsui Trust Bank, Ltd., London 2.408%, 1M LIBOR + 0.310%, 11/26/18 (d)	6,000,000	6,000,000
Svenska Handelsbanken AB 2.451%, 1M LIBOR + 0.450%, 04/03/19 (d)	5,000,000	5,004,510
2.459%, 3M LIBOR + 0.100%, 04/30/19 (d)	3,500,000	3,500,042
Wells Fargo Bank N.A. 2.467%, 3M LIBOR + 0.130%, 07/11/18 (d)	4,000,000	4,000,092
Westpac Banking Corp. 2.360%, FEDEFF PRV + 0.450%, 02/15/19 (d)	4,000,000	3,999,736

		98,021,513

Commercial Paper—1.6%
Bank of China, Ltd. 2.490%, 09/05/18	4,969,221	4,976,920
2.500%, 07/23/18	3,974,722	3,994,972
Canadian Imperial Bank of Commerce 2.485%, 1M LIBOR + 0.400%, 09/17/18 (d)	12,500,000	12,505,488
ING Funding LLC 2.350%, 1M LIBOR + 0.320%, 02/08/19 (d)	12,000,000	12,003,504
Sheffield Receivables Co. 2.490%, 11/26/18	8,882,348	8,906,697
Starbird Funding Corp. 2.300%, 08/10/18	994,378	997,505
Toyota Motor Credit Corp. 2.320%, 07/26/18	9,931,689	9,986,190
UBS AG 2.431%, 1M LIBOR + 0.430%, 02/01/19 (d)	12,000,000	11,997,696

		65,368,972

Repurchase Agreements—1.0%
Citigroup Global Markets, Inc. Repurchase Agreement dated 05/03/18 at 2.180%, due on 07/06/18 with a maturity value of $7,529,067; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 8.750%, maturity dates ranging from 05/15/20 - 08/15/45, and various Common Stock with an aggregate market value of $7,907,157.	7,500,000	7,500,000
Repurchase Agreement dated 01/25/17 at 2.460%, due on 10/01/18 with a maturity value of $677,272; collateralized by U.S. Treasury Obligations with rates ranging from 1.500% - 2.500%, maturity dates ranging from 01/31/19 - 02/15/26, and an aggregate market value of $663,000.	650,000	650,000
Deutsche Bank AG, London Repurchase Agreement dated 09/12/17 at 2.440%, due on 08/06/18 with a maturity value of $3,577,809; collateralized by various Common Stock with an aggregate market value of $3,906,730.	3,500,000	3,500,000
Macquarie Bank, Ltd., London Repurchase Agreement dated 06/29/18 at 2.000%, due on 07/02/18 with a maturity value of $3,792,204; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.875%, maturity dates ranging from 07/19/18 - 02/15/46, and an aggregate market value of $3,869,167.	3,791,572	3,791,572

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 08/01/17 at 2.460%, due on 10/01/18 with a maturity value of $7,718,325; collateralized by various Common Stock with an aggregate market value of $8,250,001.	$7,500,000	$7,500,000
NBC Global Finance, Ltd. Repurchase Agreement dated 04/23/18 at 2.110%, due on 07/06/18 with a maturity value of $10,043,372; collateralized by various Common Stock with an aggregate market value of $11,128,912.	10,000,000	10,000,000
Societe Generale Repurchase Agreement dated 03/21/18 at 2.050%, due on 07/02/18 with a maturity value of $1,005,865; collateralized by various Common Stock with an aggregate market value of $1,112,852.	1,000,000	1,000,000
Repurchase Agreement dated 05/10/18 at 2.080%, due on 07/06/18 with a maturity value of $8,026,347; collateralized by various Common Stock with an aggregate market value of $8,902,815.	8,000,000	8,000,000

		41,941,572

Total Securities Lending Reinvestments (Cost $205,296,535)		205,332,057

Total Investments—105.1% (Cost $3,390,304,957)		4,156,923,505
Other assets and liabilities (net)—(5.1)%		(203,381,615)

Net Assets—100.0%		$3,953,541,890

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2018, the market value of securities loaned was $201,042,945 and the collateral received consisted of cash in the amount of $205,163,904. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2018.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(FEDEFF PRV) —	Effective Federal Funds Rate
(LIBOR) —	London Interbank Offered Rate

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2018:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$341,685,652	$—	$—	$341,685,652
Air Freight & Logistics	82,297,974	—	—	82,297,974
Banks	90,232,344	—	—	90,232,344
Beverages	217,232,158	88,400,471	—	305,632,629
Biotechnology	74,426,134	—	—	74,426,134
Capital Markets	74,831,048	—	—	74,831,048
Chemicals	167,233,627	—	—	167,233,627
Consumer Finance	97,551,454	—	—	97,551,454
Energy Equipment & Services	64,210,651	—	—	64,210,651
Equity Real Estate Investment Trusts	215,827,591	—	—	215,827,591
Food & Staples Retailing	161,545,525	—	—	161,545,525
Health Care Equipment & Supplies	177,921,355	—	—	177,921,355
Health Care Providers & Services	207,462,005	—	—	207,462,005
Hotels, Restaurants & Leisure	146,274,144	—	—	146,274,144
Household Products	136,397,116	—	—	136,397,116
Industrial Conglomerates	87,980,698	—	—	87,980,698
Insurance	195,488,111	—	—	195,488,111
IT Services	270,379,429	—	—	270,379,429
Oil, Gas & Consumable Fuels	60,564,151	—	—	60,564,151
Pharmaceuticals	148,183,480	—	—	148,183,480
Road & Rail	248,202,795	—	—	248,202,795
Software	142,431,397	—	—	142,431,397
Specialty Retail	156,624,401	—	—	156,624,401
Textiles, Apparel & Luxury Goods	240,377,986	—	—	240,377,986
Total Common Stocks	3,805,361,226	88,400,471	—	3,893,761,697
Total Escrow Shares*	—	—	0	0
Total Short-Term Investment*	—	57,829,751	—	57,829,751
Total Securities Lending Reinvestments*	—	205,332,057	—	205,332,057
Total Investments	$3,805,361,226	$351,562,279	$0	$4,156,923,505

Collateral for Securities Loaned (Liability)	$—	$(205,163,904)	$—	$(205,163,904)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the six months ended June 30, 2018 is not presented.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

Assets
Investments at value (a) (b)	$4,156,923,505
Cash denominated in foreign currencies (c)	459,790
Receivable for:
Fund shares sold	99,370
Dividends and interest	5,859,518

Total Assets	4,163,342,183
Liabilities
Collateral for securities loaned	205,163,904
Payables for:
Fund shares redeemed	1,963,945
Accrued Expenses:
Management fees	1,826,648
Distribution and service fees	235,165
Deferred trustees’ fees	191,557
Other expenses	419,074

Total Liabilities	209,800,293

Net Assets	$3,953,541,890

Net Assets Consist of:
Paid in surplus	$3,043,013,533
Undistributed net investment income	28,398,281
Accumulated net realized gain	115,514,106
Unrealized appreciation on investments and foreign currency transactions	766,615,970

Net Assets	$3,953,541,890

Net Assets
Class A	$2,531,351,560
Class B	682,867,033
Class E	739,323,297
Capital Shares Outstanding*
Class A	82,852,246
Class B	22,629,990
Class E	24,424,346
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$30.55
Class B	30.18
Class E	30.27

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Includes securities loaned at value of $201,042,945.
(b)	Identified cost of investments was $3,390,304,957.
(c)	Identified cost of cash denominated in foreign currencies was $455,682.

Statement of Operations

Six Months Ended June 30, 2018 (Unaudited)

Investment Income
Dividends (a)	$41,275,685
Interest	139,529
Securities lending income	429,345

Total investment income	41,844,559
Expenses
Management fees	14,133,800
Administration fees	63,756
Custodian and accounting fees	118,400
Distribution and service fees—Class B	873,377
Distribution and service fees—Class E	571,911
Audit and tax services	21,770
Legal	20,314
Trustees’ fees and expenses	20,507
Shareholder reporting	159,081
Insurance	13,076
Miscellaneous	17,508

Total expenses	16,013,500
Less management fee waiver	(2,943,165)
Less broker commission recapture	(984)

Net expenses	13,069,351

Net Investment Income	28,775,208

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	132,344,038
Foreign currency transactions	(21,672)

Net realized gain	132,322,366

Net change in unrealized depreciation on:
Investments	(92,409,551)
Foreign currency transactions	(16,341)

Net change in unrealized depreciation	(92,425,892)

Net realized and unrealized gain	39,896,474

Net Increase in Net Assets From Operations	$68,671,682

(a)	Net of foreign withholding taxes of $319,105.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$28,775,208	$67,661,079
Net realized gain	132,322,366	214,532,706
Net change in unrealized appreciation (depreciation)	(92,425,892)	433,409,235

Increase in net assets from operations	68,671,682	715,603,020

From Distributions to Shareholders
Net investment income
Class A	(44,997,268)	(40,775,492)
Class B	(10,551,593)	(9,546,738)
Class E	(12,161,562)	(11,201,278)
Net realized capital gains
Class A	(136,540,764)	(96,233,518)
Class B	(37,429,493)	(26,449,537)
Class E	(40,454,403)	(29,266,208)

Total distributions	(282,135,083)	(213,472,771)

Decrease in net assets from capital share transactions	(5,410,986)	(335,525,943)

Total increase (decrease) in net assets	(218,874,387)	166,604,306

Net Assets
Beginning of period	4,172,416,277	4,005,811,971

End of period	$3,953,541,890	$4,172,416,277

Undistributed net investment income
End of period	$28,398,281	$67,333,496

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	179,557	$5,824,693	399,266	$12,080,551
Reinvestments	5,837,236	181,538,032	4,585,308	137,009,010
Redemptions	(5,302,150)	(172,584,354)	(11,570,564)	(353,806,274)

Net increase (decrease)	714,643	$14,778,371	(6,585,990)	$(204,716,713)

Class B
Sales	302,182	$9,650,784	781,128	$23,357,931
Reinvestments	1,561,884	47,981,086	1,218,560	35,996,275
Redemptions	(1,966,225)	(63,107,808)	(3,745,281)	(112,544,024)

Net decrease	(102,159)	$(5,475,938)	(1,745,593)	$(53,189,818)

Class E
Sales	61,287	$1,968,270	171,709	$5,133,476
Reinvestments	1,707,202	52,615,965	1,366,222	40,467,486
Redemptions	(2,155,358)	(69,297,654)	(4,090,639)	(123,220,374)

Net decrease	(386,869)	$(14,713,419)	(2,552,708)	$(77,619,412)

Decrease derived from capital shares transactions		$(5,410,986)		$(335,525,943)

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$32.30		$28.61	$28.38	$43.13	$42.97	$33.21

Income (Loss) from Investment Operations
Net investment income (a)	0.24		0.52	0.48	0.58	0.72	0.28
Net realized and unrealized gain on investments	0.35		4.81	1.53	0.31	3.41	10.64

Total from investment operations	0.59		5.33	2.01	0.89	4.13	10.92

Less Distributions
Distributions from net investment income	(0.58)		(0.49)	(0.48)	(0.77)	(0.31)	(0.53)
Distributions from net realized capital gains	(1.76)		(1.15)	(1.30)	(14.87)	(3.66)	(0.63)

Total distributions	(2.34)		(1.64)	(1.78)	(15.64)	(3.97)	(1.16)

Net Asset Value, End of Period	$30.55		$32.30	$28.61	$28.38	$43.13	$42.97

Total Return (%) (b)	1.71	(c)	19.07	7.34	2.40	10.63	33.70

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.72	(d)	0.72	0.72	0.72	0.73	0.72
Net ratio of expenses to average net assets (%) (e)(f)	0.58	(d)	0.57	0.58	0.58	0.59	0.67
Ratio of net investment income to average net assets (%)	1.50	(d)	1.72	1.70	1.72	1.74	0.74
Portfolio turnover rate (%)	10	(c)	13	32	25	105	11
Net assets, end of period (in millions)	$2,531.4		$2,653.5	$2,538.2	$2,113.5	$2,352.1	$2,391.0

	Class B
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$31.89		$28.26	$28.06	$42.79	$42.66	$32.98

Income (Loss) from Investment Operations
Net investment income (a)	0.20		0.44	0.41	0.49	0.61	0.18
Net realized and unrealized gain on investments	0.35		4.75	1.50	0.31	3.38	10.57

Total from investment operations	0.55		5.19	1.91	0.80	3.99	10.75

Less Distributions
Distributions from net investment income	(0.50)		(0.41)	(0.41)	(0.66)	(0.20)	(0.44)
Distributions from net realized capital gains	(1.76)		(1.15)	(1.30)	(14.87)	(3.66)	(0.63)

Total distributions	(2.26)		(1.56)	(1.71)	(15.53)	(3.86)	(1.07)

Net Asset Value, End of Period	$30.18		$31.89	$28.26	$28.06	$42.79	$42.66

Total Return (%) (b)	1.60	(c)	18.81	7.06	2.14	10.35	33.36

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.97	(d)	0.97	0.97	0.97	0.98	0.97
Net ratio of expenses to average net assets (%) (e)(f)	0.82	(d)	0.82	0.83	0.83	0.84	0.92
Ratio of net investment income to average net assets (%)	1.24	(d)	1.47	1.44	1.47	1.49	0.49
Portfolio turnover rate (%)	10	(c)	13	32	25	105	11
Net assets, end of period (in millions)	$682.9		$725.0	$691.8	$611.0	$693.7	$738.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$32.00		$28.35	$28.13	$42.87	$42.74	$33.03

Income (Loss) from Investment Operations
Net investment income (a)	0.21		0.47	0.43	0.53	0.65	0.22
Net realized and unrealized gain on investments	0.35		4.77	1.52	0.30	3.38	10.60

Total from investment operations	0.56		5.24	1.95	0.83	4.03	10.82

Less Distributions
Distributions from net investment income	(0.53)		(0.44)	(0.43)	(0.70)	(0.24)	(0.48)
Distributions from net realized capital gains	(1.76)		(1.15)	(1.30)	(14.87)	(3.66)	(0.63)

Total distributions	(2.29)		(1.59)	(1.73)	(15.57)	(3.90)	(1.11)

Net Asset Value, End of Period	$30.27		$32.00	$28.35	$28.13	$42.87	$42.74

Total Return (%) (b)	1.63	(c)	18.92	7.15	2.27	10.45	33.53

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	(d)	0.87	0.87	0.87	0.88	0.87
Net ratio of expenses to average net assets (%) (e)(f)	0.72	(d)	0.72	0.73	0.73	0.74	0.82
Ratio of net investment income to average net assets (%)	1.34	(d)	1.57	1.54	1.57	1.59	0.59
Portfolio turnover rate (%)	10	(c)	13	32	25	105	11
Net assets, end of period (in millions)	$739.3		$794.0	$775.8	$829.2	$952.4	$1,032.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.03% for the six months ended June 30, 2018 and for the years ended December 31, 2017, 2016, 2015 and 2014. (see Note 5 of the Notes to Financial Statements).
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—June 30, 2018 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Wellington Core Equity Opportunities Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820-Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-13

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, adjustments to prior period accumulated balances and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its

BHFTII-14

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2018, the Portfolio had direct investments in repurchase agreements with a gross value of $57,829,751. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $41,941,572. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2018, with a contractual maturity of overnight and continuous.

BHFTII-15

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2018 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$411,641,227	$0	$652,189,478

The Portfolio engaged in security transactions with other accounts managed by Wellington Management Company LLP, the subadviser to the Portfolio, that amounted to $6,220,070 in purchases and $33,300,007 in sales of investments, which are included above, and resulted in realized gains of $5,824,323.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2018	% per annum	Average Daily Net Assets
$14,133,800	0.750%	Of the first $1 billion
	0.700%	On the next $2 billion
	0.650%	On amounts in excess of $3 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Wellington Management Company LLP (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

BHFTII-16

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.120%	First $500 million
0.145%	$500 million to $1 billion
0.120%	$1 billion to $3 billion
0.080%	$3 billion to $4.5 billion
0.105%	Over $4.5 billion

An identical agreement was in place for the period May 1, 2017 through April 30, 2018. Amounts waived for the six months ended June 30, 2018 amounted to $2,274,534 and are included in the total amount shown as management fee waivers in the Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $668,631 was waived in the aggregate for the six months ended June 30, 2018 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, B and E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2018 was as follows:

Cost basis of investments	$3,406,801,321

Gross unrealized appreciation	840,741,857
Gross unrealized depreciation	(90,619,673)

Net unrealized appreciation (depreciation)	$750,122,184

BHFTII-17

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$61,523,508	$70,580,396	$151,949,263	$169,222,024	$213,472,771	$239,802,420

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$69,629,084	$212,018,867	$842,545,498	$—	$1,124,193,449

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Portfolio had no post-enactment accumulated capital losses no pre-enactment accumulated capital loss carryforwards.

BHFTII-18

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2018, the Class A and B shares of the Brighthouse Asset Allocation 20 Portfolio returned -0.62% and -0.81%, respectively. The Portfolio’s benchmark, the Dow Jones Conservative Index1, returned 0.04%.

MARKET ENVIRONMENT / CONDITIONS

After nine years of being in a bull market (the second longest on record) and emerging from 2017 with record low volatility, a degree of complacency manifested among investors at the beginning of the year. Consequently, it only took a wage-growth number 0.3% higher than consensus expectations (2.9% vs. 2.6%) to trigger a spike in volatility, with the CBOE VIX Index more than quadrupling during trading on February 5th, and the market subsequently falling approximately 10% over the span of two weeks. The growth in wages made investors anxious that the Federal Reserve (the “Fed”) would raise rates sooner than expected in an effort to tame inflation, and that the end of the bull market would consequently come sooner than anticipated. The Fed, however, tends to be less fickle than equity markets, relying on significantly more data than a single monthly input. The central bank did not deviate from their official plan for interest rate increases, and there have only been two rate hikes so far in 2018. In this time, the federal funds rate target range has been pushed to between 1.75% and 2%, and two additional rate hikes are expected before the year is over. At the same time, the Fed is actively reducing the size of its balance sheet by capping the reinvestments of principal payments from its Treasuries and Mortgage-Backed Securities holdings. As of July 2018, the Fed is letting its balance sheet shrink by an average of $40 billion per month, after reducing its balance sheet from approximately $4.44 trillion to $4.28 trillion over the first six months of the year. However, long-term rates have barely moved so far this year, with 30-year rates up just 20 basis points from 2.8% to 3%. Meanwhile, the 2-year rate has moved from 1.8% to 2.4%, resulting in a significant flattening of the yield curve.

In addition to inflation concerns, the market has been preoccupied with the evolving “trade war”. President Trump’s first volley was establishing tariffs on steel and aluminum, a move that was quickly reciprocated by China, Canada, and the European Union, leading to additional back and forth tariffs. This added to the volatility not just in the U.S., but in foreign developed markets and, in particular, emerging markets, with the latter being perceived as the biggest losers in a potential global trade war.

Despite the headline fears and an observed increase in volatility, a constellation of various economic data points optimistically suggests that 2018 may be one of the highest-growth years since the recession of ’08-‘09. As such, real gross domestic product increased at an estimated annual rate of 2.2% during the first quarter of 2018 and 4.1% during the second quarter. Although growth above 3% is expected to be only temporary (a direct result of the recently implemented tax cuts), there are strong fundamental arguments for continued moderate growth after 2018. For example, unemployment hit a record low of 3.8% in May (the lowest since the late 1960’s) before subsequently increasing to 4%. Disposable personal income and consumer spending both are at new all-time highs (although, as an ominous point that should be noted, consumer debt is setting new highs as well and is poised to reach $4 trillion by the end of the year). Capital expenditures by businesses are on track to grow approximately 26% for the first quarter (although from a depressed base), all this data in combination fuels hopes for continued economic expansion. Finally, the Trump administration has made significant progress in their efforts to reduce regulation, a move that market participants believe will help businesses grow.

All in all, U.S. equities were the best returning asset class for the first half of 2018, with the S&P 500 Index returning 2.7% and the Russell 2000 Index returning 7.7%. Non-U.S. equities, on the other hand, were a drag on globally diversified portfolios, with foreign developed equities and emerging market equities returning -2.8% and -6.7% respectively, as measured by the MSCI EAFE and the MSCI Emerging Markets indices. The rising interest rates also took a toll on fixed income investors, as the Bloomberg Barclays U.S. Aggregate Bond Index fell 1.6%, while the Bloomberg Barclays Global Treasury Index did slightly better, falling only 0.6%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Brighthouse Asset Allocation 20 Portfolio invests in underlying portfolios of the Brighthouse Funds Trust I and the Brighthouse Funds Trust II to maintain a broad asset allocation of approximately 20% to equities and 80% to fixed income.

Over the six-month period, the Portfolio lagged the Dow Jones Conservative Index. Positive performance within Fixed Income and a favorable overweight to equities in general did not offset headwinds from standalone underperformance within the Domestic equity and International equity portfolios, as well as an underweight to Small Cap equity.

Fixed Income was additive to relative return over the first half of 2018. The biggest contributor to performance was the BlackRock High Yield Portfolio, which outperformed its benchmark by 0.4%. The portfolio’s positions in Consumer Discretionary, Energy, and Healthcare were the largest contributors to return during the first half of 2018. In addition, tactical positions in bank loans and preferred equity also benefitted performance. The PIMCO Total Return Portfolio outperformed its benchmark by 0.2%. U.S. duration and curve positioning contributed to performance as an underweight position to the front- and long-ends of the yield curve benefitted from a general rise in interest rates. Within credit, an underweight to investment grade corporates, notably Industrials, added to performance as spreads widened. At the other end of the spectrum was the Western Asset Management Strategic Bond Opportunities Portfolio which underperformed its benchmark by 1.4%. The Portfolio’s overweight duration bias in the U.S. and select emerging market countries significantly detracted from performance over the period. In addition,

BHFTII-1

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

positions in emerging market currencies such as the Argentine peso and Brazilian real weighed on results.

Overall contribution from the Large Cap, Mid Cap, and Small Cap equity portfolios to relative performance was negative. The BlackRock Capital Appreciation Portfolio however, stood out positively as it outperformed its benchmark by 7.2% for the six-month period. Positions within the Consumer Discretionary, Technology, and Healthcare sectors were a source of strength over the period. Another strong performer was the Jennison Growth Portfolio which outperformed its benchmark by 4.7%. The main drivers of outperformance were security selection within Consumer Discretionary and Technology as well as an overweight to Consumer Discretionary. The MFS Value Portfolio, on the other hand, underperformed its benchmark by 2.0% for the period. The underperformance was predominantly driven by an underweight to Energy and poor security selection within Consumer Staples. Within Mid Cap equities, the strongest relative performance came from the Brighthouse/Artisan Mid Cap Value Portfolio, which outperformed its benchmark by 1.5% for the period. The portfolio benefitted from strong security selection within Energy, Consumer Staples, and Materials. Within the Small Cap equity sleeve, the strongest performer was the JPMorgan Small Cap Value Portfolio, which outperformed its index by 0.3%. The main drivers of outperformance were strong security selection within Energy, Consumer Discretionary, and Consumer Staples.

The non-U.S. equity portfolios overall were a headwind to relative performance. The strongest performance came from the Oppenheimer Global Equity Portfolio, which outperformed its benchmark by 2.4% over the period. The majority of the outperformance was a result of strong security selection within Technology, Consumer Discretionary, and Healthcare, in addition to a favorable overweight to Technology. On the other hand, the Harris Oakmark International Portfolio conspicuously lagged its benchmark by 4.6%. The Portfolio lagged due to poor security selection within Consumer Discretionary, Financials, and Basic Materials. In addition, an overweight to Financials and underweight to Energy also detracted from relative performance. Lastly, Brighthouse/Aberdeen Emerging Markets Equity Portfolio underperformed its benchmark by 4.2% for the period as poor security selection within Basic Materials, Consumer Staples, and Energy dragged on performance.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES CONSERVATIVE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2018

	6 Month	1 Year	5 Year	10 Year
Brighthouse Asset Allocation 20 Portfolio
Class A	-0.62	2.55	3.94	4.96
Class B	-0.81	2.19	3.65	4.69
Dow Jones Conservative Index	0.04	2.70	3.01	4.01

1 The Dow Jones Conservative Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk combination will have 20% of the risk of an all equity portfolio.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2018

Top Holdings

% of Net Assets
Western Asset Management U.S. Government Portfolio (Class A)	13.1
BlackRock Bond Income Portfolio (Class A)	12.6
PIMCO Total Return Portfolio (Class A)	12.1
TCW Core Fixed Income Portfolio (Class A)	9.6
PIMCO Inflation Protected Bond Portfolio (Class A)	9.0
JPMorgan Core Bond Portfolio (Class A)	8.6
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	5.0
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	5.0
Brighthouse/Templeton International Bond Portfolio (Class A)	2.5
MFS Value Portfolio (Class A)	2.2

Asset Allocation

% of Net Assets
Investment Grade Fixed Income	69.9
U.S. Large Cap Equities	10.6
High Yield Fixed Income	7.5
International Developed Market Equities	4.6
International Fixed Income	2.5
U.S. Small Cap Equities	2.2
Global Equities	1.5
Real Estate Equities	0.5
U.S. Mid Cap Equities	0.5
Emerging Market Equities	0.2

BHFTII-3

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2018 through June 30, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Asset Allocation 20 Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period** January 1, 2018 to June 30, 2018
Class A (a) (b)	Actual	0.60%	$1,000.00	$993.80	$2.97
	Hypothetical*	0.60%	$1,000.00	$1,021.82	$3.01

Class B (a) (b)	Actual	0.85%	$1,000.00	$991.90	$4.20
	Hypothetical*	0.85%	$1,000.00	$1,020.58	$4.26

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects an expense limitation agreement between Brighthouse Investment Advisers, LLC and the Portfolio as described in Note 5 of the Notes to Financial Statements.
(b)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.1%
Baillie Gifford International Stock Portfolio (Class A) (a)	660,763	$8,490,809
BlackRock Bond Income Portfolio (Class A) (a)	718,164	73,166,522
BlackRock Capital Appreciation Portfolio (Class A) (a)	99,004	4,294,797
BlackRock High Yield Portfolio (Class A) (b)	388,735	2,907,737
Brighthouse Small Cap Value Portfolio (Class A) (b)	175,554	2,872,057
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A) (b)	139,502	1,378,281
Brighthouse/Artisan International Portfolio (Class A) (b)	516,692	5,606,110
Brighthouse/Artisan Mid Cap Value Portfolio (Class A) (a)	5,848	1,445,990
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A) (b)	1,147,748	11,672,596
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A) (b)	3,095,264	29,219,291
Brighthouse/Templeton International Bond Portfolio (Class A) (b) (c)	1,446,039	14,417,011
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A) (a)	331,118	10,115,644
Brighthouse/Wellington Large Cap Research Portfolio (Class A) (b)	395,882	5,748,207
Clarion Global Real Estate Portfolio (Class A) (b)	254,658	2,926,022
Harris Oakmark International Portfolio (Class A) (b)	556,713	8,228,225
Invesco Comstock Portfolio (Class A) (b)	761,881	11,504,403
Jennison Growth Portfolio (Class A) (a)	263,168	4,258,058
JPMorgan Core Bond Portfolio (Class A) (b)	5,049,375	49,736,347
JPMorgan Small Cap Value Portfolio (Class A) (b)	164,830	2,861,444
MFS Research International Portfolio (Class A) (b)	351,651	4,339,375
MFS Value Portfolio (Class A) (a)	879,838	13,004,005
Neuberger Berman Genesis Portfolio (Class A) (a)	137,234	2,853,086
Oppenheimer Global Equity Portfolio (Class A) (b)	59,698	1,430,359

Security Description	Shares	Value

Affiliated Investment Companies—(Continued)
PIMCO Inflation Protected Bond Portfolio (Class A) (b)	5,396,588	$52,616,734
PIMCO Total Return Portfolio (Class A) (b)	6,258,540	70,283,409
T. Rowe Price Large Cap Growth Portfolio (Class A) (a)	186,671	4,285,976
T. Rowe Price Large Cap Value Portfolio (Class A) (b)	278,286	8,699,218
T. Rowe Price Mid Cap Growth Portfolio (Class A) (b)	130,745	1,426,428
T. Rowe Price Small Cap Growth Portfolio (Class A) (a)	175,044	4,286,823
TCW Core Fixed Income Portfolio (Class A) (b)	5,660,647	55,587,549
Van Eck Global Natural Resources Portfolio (Class A) (a)	662,356	7,080,590
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (a)	2,275,193	29,099,718
Western Asset Management U.S. Government Portfolio (Class A) (a)	6,732,787	76,080,495

Total Mutual Funds (Cost $601,145,353)		581,923,316

Total Investments—100.1% (Cost $601,145,353)		581,923,316
Other assets and liabilities (net)—(0.1)%		(312,283)

Net Assets—100.0%		$581,611,033

(a)	A Portfolio of Brighthouse Funds Trust II. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(b)	A Portfolio of Brighthouse Funds Trust I. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(c)	Non-income producing security.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2018:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$581,923,316	$—	$—	$581,923,316
Total Investments	$581,923,316	$—	$—	$581,923,316

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

Assets
Affiliated investments at value (a)	$581,923,316
Receivable for:
Affiliated investments sold	139,676
Fund shares sold	11,784
Due from investment adviser	13,051

Total Assets	582,087,827
Liabilities
Payables for:
Affiliated investments purchased	5,402
Fund shares redeemed	146,058
Accrued Expenses:
Management fees	46,423
Distribution and service fees	112,901
Deferred trustees’ fees	113,593
Other expenses	52,417

Total Liabilities	476,794

Net Assets	$581,611,033

Net Assets Consist of:
Paid in surplus	$584,807,073
Undistributed net investment income	12,405,861
Accumulated net realized gain	3,620,136
Unrealized depreciation on affiliated investments	(19,222,037)

Net Assets	$581,611,033

Net Assets
Class A	$37,074,206
Class B	544,536,827
Capital Shares Outstanding*
Class A	3,518,872
Class B	52,048,912
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.54
Class B	10.46

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $601,145,353.

Statement of Operations

Six Months Ended June 30, 2018 (Unaudited)

Investment Income
Dividends from affiliated investments	$13,673,373

Total investment income	13,673,373
Expenses
Management fees	286,451
Administration fees	11,041
Custodian and accounting fees	13,732
Distribution and service fees—Class B	701,227
Audit and tax services	15,684
Legal	21,433
Trustees’ fees and expenses	20,718
Miscellaneous	2,245

Total expenses	1,072,531
Less expenses reimbursed by the Adviser	(72,017)

Net expenses	1,000,514

Net Investment Income	12,672,859

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Affiliated investments	3,068,247
Capital gain distributions from affiliated investments	7,799,655

Net realized gain	10,867,902

Net change in unrealized depreciation on affiliated investments	(28,289,879)

Net realized and unrealized loss	(17,421,977)

Net Decrease in Net Assets From Operations	$(4,749,118)

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$12,672,859	$12,124,716
Net realized gain	10,867,902	6,825,212
Net change in unrealized appreciation (depreciation)	(28,289,879)	24,219,748

Increase (decrease) in net assets from operations	(4,749,118)	43,169,676

From Distributions to Shareholders
Net investment income
Class A	(894,739)	(947,275)
Class B	(11,898,709)	(12,419,033)
Net realized capital gains
Class A	(467,704)	(651,251)
Class B	(7,017,188)	(9,628,854)

Total distributions	(20,278,340)	(23,646,413)

Decrease in net assets from capital share transactions	(21,773,034)	(56,585,690)

Total decrease in net assets	(46,800,492)	(37,062,427)

Net Assets
Beginning of period	628,411,525	665,473,952

End of period	$581,611,033	$628,411,525

Undistributed net investment income
End of period	$12,405,861	$12,526,450

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	174,580	$1,899,881	399,659	$4,354,795
Reinvestments	129,142	1,362,443	149,535	1,598,526
Redemptions	(371,574)	(4,054,417)	(819,017)	(8,927,209)

Net decrease	(67,852)	$(792,093)	(269,823)	$(2,973,888)

Class B
Sales	3,011,149	$32,592,741	5,752,405	$62,167,159
Reinvestments	1,806,676	18,915,897	2,078,029	22,047,887
Redemptions	(6,703,549)	(72,489,579)	(12,761,341)	(137,826,848)

Net decrease	(1,885,724)	$(20,980,941)	(4,930,907)	$(53,611,802)

Decrease derived from capital shares transactions		$(21,773,034)		$(56,585,690)

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.01		$10.69	$10.94	$11.59	$12.05	$11.94

Income (Loss) from Investment Operations
Net investment income (a)	0.24		0.23	0.23	0.36	0.25	0.33
Net realized and unrealized gain (loss) on investments	(0.31)		0.53	0.28	(0.38)	0.29	0.20

Total from investment operations	(0.07)		0.76	0.51	(0.02)	0.54	0.53

Less Distributions
Distributions from net investment income	(0.26)		(0.26)	(0.39)	(0.27)	(0.50)	(0.36)
Distributions from net realized capital gains	(0.14)		(0.18)	(0.37)	(0.36)	(0.50)	(0.06)

Total distributions	(0.40)		(0.44)	(0.76)	(0.63)	(1.00)	(0.42)

Net Asset Value, End of Period	$10.54		$11.01	$10.69	$10.94	$11.59	$12.05

Total Return (%) (b)	(0.62	)(c)	7.16	4.76	(0.23)	4.73	4.50

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.12	(e)	0.12	0.12	0.11	0.12	0.11
Net ratio of expenses to average net assets (%) (d)(f)	0.10	(e)	0.10	0.10	0.10	0.10	0.10
Ratio of net investment income to average net assets (%) (g)	2.17	(e)(h)	2.13	2.15	3.20	2.17	2.73
Portfolio turnover rate (%)	8	(c)	11	14	21	16	18
Net assets, end of period (in millions)	$37.1		$39.5	$41.2	$47.5	$50.1	$50.5

	Class B
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.92		$10.60	$10.85	$11.51	$11.97	$11.86

Income (Loss) from Investment Operations
Net investment income (a)	0.23		0.20	0.20	0.33	0.22	0.29
Net realized and unrealized gain (loss) on investments	(0.32)		0.53	0.28	(0.39)	0.28	0.22

Total from investment operations	(0.09)		0.73	0.48	(0.06)	0.50	0.51

Less Distributions
Distributions from net investment income	(0.23)		(0.23)	(0.36)	(0.24)	(0.46)	(0.34)
Distributions from net realized capital gains	(0.14)		(0.18)	(0.37)	(0.36)	(0.50)	(0.06)

Total distributions	(0.37)		(0.41)	(0.73)	(0.60)	(0.96)	(0.40)

Net Asset Value, End of Period	$10.46		$10.92	$10.60	$10.85	$11.51	$11.97

Total Return (%) (b)	(0.81	)(c)	6.93	4.53	(0.59)	4.47	4.29

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.37	(e)	0.37	0.37	0.36	0.37	0.36
Net ratio of expenses to average net assets (%) (d)(f)	0.35	(e)	0.35	0.35	0.35	0.35	0.35
Ratio of net investment income to average net assets (%) (g)	1.92	(e)(h)	1.86	1.83	2.89	1.89	2.49
Portfolio turnover rate (%)	8	(c)	11	14	21	16	18
Net assets, end of period (in millions)	$544.5		$588.9	$624.2	$615.4	$653.6	$653.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Includes the effects of expenses reimbursed by the Adviser (see Note 5 of the Notes to Financial Statements).
(g)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(h)	The income earned by the Asset Allocation Portfolio through the investments in Underlying Portfolios is not annualized.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Notes to Financial Statements—June 30, 2018 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Asset Allocation 20 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by Brighthouse Investment Advisers (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Asset Allocation Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2018 through the date the financial statements were issued.

The Asset Allocation Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Asset Allocation Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Asset Allocation Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Asset Allocation Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Asset Allocation Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820-Fair Value Measurement.

Investments in the Underlying Portfolios are valued at their closing daily NAV on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - Asset Allocation Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to distributions from Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio

BHFTII-9

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2018, the Asset Allocation Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio for the six months ended June 30, 2018 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$47,483,726	$0	$69,072,323

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Asset Allocation Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2018	% per annum	Average Daily Net Assets
$286,451	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above management fee paid to Brighthouse Investment Advisers, the Asset Allocation Portfolio indirectly pays Brighthouse Investment Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers however, such officers and trustees receive no compensation from the Trust.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Expense Limitation Agreement - Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, Brighthouse Investment Advisers has contractually agreed, from April 30, 2018 to April 30, 2019, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including acquired fund fees and expenses, brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then-current fiscal year). For the Asset Allocation Portfolio, this subsidy, and identical subsidies in effect in earlier periods, are subject to the obligation of each class of the Asset Allocation Portfolio to repay Brighthouse Investment Advisers in future years, if any, when a class’ expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Asset Allocation Portfolio is obligated to repay any expense paid by Brighthouse Investment Advisers more than five years after the end of the fiscal year in which such expense was incurred. The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from April 30, 2018 to April 30, 2019 are 0.10% and 0.35% for Class A and B, respectively.

As of June 30, 2018, the amount of expenses deferred in 2013 subject to repayment until December 31, 2018 was $61,885. The amount of expenses deferred in 2014 subject to repayment until December 31, 2019 was $111,213. The amount of expenses deferred in 2015 subject to repayment until December 31, 2020 was $99,092. The amount of expenses deferred in 2016 subject to repayment until December 31, 2021 was $120,106. The amount of expenses deferred in 2017 subject to repayment until December 31, 2022 was $143,509. The amount of expenses deferred in 2018 subject to repayment until December 31, 2023 was $72,017.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Asset Allocation Portfolio’s Class A and B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Services Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Services Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amounts incurred by the Asset Allocation Portfolio for the six months ended June 30, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the six months ended June 30, 2018 were as follows:

Security Description	Market Value December 31, 2017	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of June 30, 2018
Baillie Gifford International Stock Portfolio (Class A)	$6,313,986	$3,295,102	$(767,352)	$195,122	$(546,049)	$8,490,809
BlackRock Bond Income Portfolio (Class A)	78,650,584	3,347,469	(5,243,261)	(243,501)	(3,344,769)	73,166,522
BlackRock Capital Appreciation Portfolio (Class A)	6,263,239	854,349	(3,061,873)	697,478	(458,396)	4,294,797
BlackRock High Yield Portfolio (Class A)	3,145,741	182,575	(285,874)	(11,766)	(122,939)	2,907,737
Brighthouse Small Cap Value Portfolio (Class A)	3,125,660	378,963	(534,327)	108,896	(207,135)	2,872,057
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	1,584,367	204,087	(212,999)	39,087	(236,261)	1,378,281
Brighthouse/Artisan International Portfolio (Class A)	3,150,093	3,166,596	(456,905)	94,462	(348,136)	5,606,110
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	1,563,770	167,582	(223,457)	35,863	(97,768)	1,445,990

BHFTII-11

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Security Description	Market Value December 31, 2017	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of June 30, 2018
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	$12,570,129	$555,895	$(1,275,667)	$69,709	$(247,470)	$11,672,596
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	31,425,249	893,338	(2,543,762)	(112,008)	(443,526)	29,219,291
Brighthouse/Templeton International Bond Portfolio (Class A)	15,497,679	271,433	(1,204,239)	(87,889)	(59,973)	14,417,011
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	12,549,930	1,414,019	(3,336,642)	21,359	(533,022)	10,115,644
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	6,261,927	1,032,975	(1,041,184)	209,194	(714,705)	5,748,207
Clarion Global Real Estate Portfolio (Class A)	3,156,676	378,408	(377,448)	2,113	(233,727)	2,926,022
Harris Oakmark International Portfolio (Class A)	7,874,391	2,541,430	(1,094,953)	345,290	(1,437,933)	8,228,225
Invesco Comstock Portfolio (Class A)	15,655,828	1,957,028	(5,263,627)	911,094	(1,755,920)	11,504,403
Jennison Growth Portfolio (Class A)	6,250,492	978,155	(3,037,196)	702,791	(636,184)	4,258,058
JPMorgan Core Bond Portfolio (Class A)	53,452,067	2,112,182	(3,562,662)	(201,729)	(2,063,511)	49,736,347
JPMorgan Small Cap Value Portfolio (Class A)	3,122,384	390,814	(631,122)	74,851	(95,483)	2,861,444
MFS Research International Portfolio (Class A)	4,730,848	378,711	(626,347)	66,046	(209,883)	4,339,375
MFS Value Portfolio (Class A)	14,126,846	1,963,403	(3,064,839)	(38,676)	17,271	13,004,005
MFS Value Portfolio II (Class A)	1,569,487	534,039	(146,635)	27,451	(1,984,342)	—
Neuberger Berman Genesis Portfolio (Class A)	3,135,419	518,008	(582,321)	136,706	(354,726)	2,853,086
Oppenheimer Global Equity Portfolio (Class A)	1,566,573	250,855	(274,253)	80,131	(192,947)	1,430,359
PIMCO Inflation Protected Bond Portfolio (Class A)	56,790,731	1,559,273	(4,571,139)	(613,324)	(548,807)	52,616,734
PIMCO Total Return Portfolio (Class A)	75,557,422	1,933,120	(5,040,010)	(276,346)	(1,890,777)	70,283,409
T. Rowe Price Large Cap Growth Portfolio (Class A)	6,250,221	1,089,462	(2,843,769)	570,021	(779,959)	4,285,976
T. Rowe Price Large Cap Value Portfolio (Class A)	12,533,461	1,707,930	(4,459,400)	202,351	(1,285,124)	8,699,218
T. Rowe Price Mid Cap Growth Portfolio (Class A)	1,565,947	263,963	(294,507)	23,068	(132,043)	1,426,428
T. Rowe Price Small Cap Growth Portfolio (Class A)	3,135,170	1,866,384	(649,047)	59,498	(125,182)	4,286,823
TCW Core Fixed Income Portfolio (Class A)	59,787,160	2,131,957	(4,056,296)	(1,842)	(2,273,430)	55,587,549
Van Eck Global Natural Resources Portfolio (Class A)	3,148,730	4,634,605	(579,950)	49,993	(172,788)	7,080,590
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	31,459,301	1,914,983	(1,801,772)	154,687	(2,627,481)	29,099,718
Western Asset Management U.S. Government Portfolio (Class A)	81,762,037	2,614,633	(5,927,488)	(221,933)	(2,146,754)	76,080,495

	$628,733,545	$47,483,726	$(69,072,323)	$3,068,247	$(28,289,879)	$581,923,316

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at June 30, 2018
Baillie Gifford International Stock Portfolio (Class A)	$—	$98,535	660,763
BlackRock Bond Income Portfolio (Class A)	—	2,495,903	718,164
BlackRock Capital Appreciation Portfolio (Class A)	559,183	5,276	99,004
BlackRock High Yield Portfolio (Class A)	—	150,605	388,735
Brighthouse Small Cap Value Portfolio (Class A)	152,055	36,394	175,554
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	—	40,863	139,502
Brighthouse/Artisan International Portfolio (Class A)	—	84,542	516,692
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	76,278	9,033	5,848
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	—	452,703	1,147,748
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	—	601,771	3,095,264
Brighthouse/Templeton International Bond Portfolio (Class A)	—	—	1,446,039
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	545,272	179,695	331,118
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	665,567	59,996	395,882
Clarion Global Real Estate Portfolio (Class A)	—	178,065	254,658
Harris Oakmark International Portfolio (Class A)	332,523	158,271	556,713
Invesco Comstock Portfolio (Class A)	856,909	101,061	761,881
Jennison Growth Portfolio (Class A)	620,026	14,621	263,168
JPMorgan Core Bond Portfolio (Class A)	—	1,499,742	5,049,375
JPMorgan Small Cap Value Portfolio (Class A)	161,677	36,915	164,830
MFS Research International Portfolio (Class A)	—	94,767	351,651
MFS Value Portfolio (Class A)	824,242	196,287	879,838
MFS Value Portfolio II (Class A)	398,148	47,887	—
Neuberger Berman Genesis Portfolio (Class A)	351,513	10,075	137,234
Oppenheimer Global Equity Portfolio (Class A)	132,943	17,603	59,698
PIMCO Inflation Protected Bond Portfolio (Class A)	—	971,032	5,396,588
PIMCO Total Return Portfolio (Class A)	—	1,123,251	6,258,540
T. Rowe Price Large Cap Growth Portfolio (Class A)	760,725	17,848	186,671

BHFTII-12

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at June 30, 2018
T. Rowe Price Large Cap Value Portfolio (Class A)	$824,038	$176,757	278,286
T. Rowe Price Mid Cap Growth Portfolio (Class A)	189,101	—	130,745
T. Rowe Price Small Cap Growth Portfolio (Class A)	349,455	5,081	175,044
TCW Core Fixed Income Portfolio (Class A)	—	1,443,176	5,660,647
Van Eck Global Natural Resources Portfolio (Class A)	—	11,804	662,356
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	—	1,574,312	2,275,193
Western Asset Management U.S. Government Portfolio (Class A)	—	1,779,502	6,732,787

	$7,799,655	$13,673,373

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2018 was as follows:

Cost basis of investments	$608,225,824

Gross unrealized appreciation	8,082,519
Gross unrealized depreciation	(34,385,027)

Net unrealized appreciation (depreciation)	$(26,302,508)

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$13,366,308	$22,479,670	$10,280,105	$23,047,561	$23,646,413	$45,527,231

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$12,708,379	$7,252,421	$1,987,370	$—	$21,948,170

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Asset Allocation Portfolio had no accumulated capital losses no pre-enactment accumulated capital loss carryforwards.

BHFTII-13

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2018, the Class A and B shares of the Brighthouse Asset Allocation 40 Portfolio returned -0.20% and -0.31%, respectively. The Portfolio’s benchmark, the Dow Jones Moderately Conservative Index1, returned -0.14%.

MARKET ENVIRONMENT / CONDITIONS

After nine years of being in a bull market (the second longest on record) and emerging from 2017 with record low volatility, a degree of complacency manifested among investors at the beginning of the year. Consequently, it only took a wage-growth number 0.3% higher than consensus expectations (2.9% vs. 2.6%) to trigger a spike in volatility, with the CBOE VIX Index more than quadrupling during trading on February 5th, and the market subsequently falling approximately 10% over the span of two weeks. The growth in wages made investors anxious that the Federal Reserve (the “Fed”) would raise rates sooner than expected in an effort to tame inflation, and that the end of the bull market would consequently come sooner than anticipated. The Fed, however, tends to be less fickle than equity markets, relying on significantly more data than a single monthly input. The central bank did not deviate from their official plan for interest rate increases, and there have only been two rate hikes so far in 2018. In this time, the federal funds rate target range has been pushed to between 1.75% and 2%, and two additional rate hikes are expected before the year is over. At the same time, the Fed is actively reducing the size of its balance sheet by capping the reinvestments of principal payments from its Treasuries and Mortgage-Backed Securities holdings. As of July 2018, the Fed is letting its balance sheet shrink by an average of $40 billion per month, after reducing its balance sheet from approximately $4.44 trillion to $4.28 trillion over the first six months of the year. However, long-term rates have barely moved so far this year, with 30-year rates up just 20 basis points from 2.8% to 3%. Meanwhile, the 2-year rate has moved from 1.8% to 2.4%, resulting in a significant flattening of the yield curve.

In addition to inflation concerns, the market has been preoccupied with the evolving “trade war”. President Trump’s first volley was establishing tariffs on steel and aluminum, a move that was quickly reciprocated by China, Canada, and the European Union, leading to additional back and forth tariffs. This added to the volatility not just in the U.S., but in foreign developed markets and, in particular, emerging markets, with the latter being perceived as the biggest losers in a potential global trade war.

Despite the headline fears and an observed increase in volatility, a constellation of various economic data points optimistically suggests that 2018 may be one of the highest-growth years since the recession of ’08-‘09. As such, real gross domestic product increased at an estimated annual rate of 2.2% during the first quarter of 2018 and 4.1% during the second quarter. Although growth above 3% is expected to be only temporary (a direct result of the recently implemented tax cuts), there are strong fundamental arguments for continued moderate growth after 2018. For example, unemployment hit a record low of 3.8% in May (the lowest since the late 1960’s) before subsequently increasing to 4%. Disposable personal income and consumer spending both are at new all-time highs (although, as an ominous point that should be noted, consumer debt is setting new highs as well and is poised to reach $4 trillion by the end of the year). Capital expenditures by businesses are on track to grow approximately 26% for the first quarter (although from a depressed base), all this data in combination fuels hopes for continued economic expansion. Finally, the Trump administration has made significant progress in their efforts to reduce regulation, a move that market participants believe will help businesses grow.

All in all, U.S. equities were the best returning asset class for the first half of 2018, with the S&P 500 Index returning 2.7% and the Russell 2000 Index returning 7.7%. Non-U.S. equities, on the other hand, were a drag on globally diversified portfolios, with foreign developed equities and emerging market equities returning -2.8% and -6.7% respectively, as measured by the MSCI EAFE and the MSCI Emerging Markets indices. The rising interest rates also took a toll on fixed income investors, as the Bloomberg Barclays U.S. Aggregate Bond Index fell 1.6%, while the Bloomberg Barclays Global Treasury Index did slightly better, falling only 0.6%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Brighthouse Asset Allocation 40 Portfolio invests in underlying portfolios of the Brighthouse Funds Trust I and the Brighthouse Funds Trust II to maintain a broad asset allocation of approximately 40% to equities and 60% to fixed income.

Over the six-month period, the Portfolio slightly lagged the Dow Jones Moderately Conservative Index. Positive performance within Fixed Income and Small Cap portfolio and a favorable overweight to equities in general did not offset headwinds from underperformance within the Domestic equity and International equity portfolios, as well as an underweight to Small Cap equity.

Fixed Income was additive to relative return over the first half of 2018. The biggest contributor to performance was the BlackRock High Yield Portfolio, which outperformed its benchmark by 0.4%. The portfolio’s positions in Consumer Discretionary, Energy, and Healthcare were the largest contributors to return during the first half of 2018. In addition, tactical positions in bank loans and preferred equity also benefitted performance. The PIMCO Total Return Portfolio outperformed its benchmark by 0.2%. U.S. duration and curve positioning contributed to performance as an underweight position to the front- and long-ends of the yield curve benefitted from a general rise in interest rates. Within credit, an underweight to investment grade corporates, notably Industrials, added to performance as spreads widened. At the other end of the spectrum was the Western Asset Management Strategic Bond Opportunities Portfolio which underperformed its benchmark by 1.4%. The portfolio’s overweight duration bias in the U.S. and select emerging market countries significantly detracted from performance over the period. In addition,

BHFTII-1

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

positions in emerging market currencies such as the Argentine peso and Brazilian real weighed on results.

Contribution from the underlying domestic equity portfolios to relative performance was negative. Positive performance from Small Cap managers did not counterbalance negative results from Large Cap and Mid Cap portfolios. The BlackRock Capital Appreciation Portfolio stood out positively as it outperformed its benchmark by 7.2% for the six-month period. Positions within the Consumer Discretionary, Technology, and Healthcare sectors were a source of strength over the period. Another strong performer was the Jennison Growth Portfolio which outperformed its benchmark by 4.7%. The main drivers of outperformance were security selection within Consumer Discretionary and Technology as well as an overweight to Consumer Discretionary. The MFS Value Portfolio, on the other hand, slightly underperformed its benchmark by 2.0% for the period. The underperformance was predominantly driven by an underweight to Energy and poor security selection within Consumer Staples. Only one of three Mid Cap equity portfolios managed to outperform their respective benchmarks in the first half of 2018. The biggest underperformer in the Mid Cap sleeve was the Wells Capital Management Mid Cap Value Portfolio, which lagged its benchmark by 2%. While the portfolio benefitted from strong security selection within Technology and Utilities, it was insufficient to make up for the drag on performance stemming from suboptimal security selection within Consumer Staples, Real Estate, and Basic Materials. Within the Small Cap equity sleeve, the strongest performer was the JPMorgan Small Cap Value Portfolio, which outperformed its index by 0.3%. The main drivers of outperformance were strong security selection within Energy, Consumer Discretionary, and Consumer Staples.

The non-U.S. equity portfolios overall were a headwind to relative performance. The strongest performance came from the Oppenheimer Global Equity Portfolio, which outperformed its benchmark by 2.4% over the period. The majority of the outperformance was a result of strong security selection within Technology, Consumer Discretionary, and Healthcare, in addition to a favorable overweight to Technology. On the other hand, the Harris Oakmark International Portfolio conspicuously lagged its benchmark by 4.6%. The portfolio lagged due to poor security selection within Consumer Discretionary, Financials, and Basic Materials. In addition, an overweight to Financials and underweight to Energy also detracted from relative performance. Lastly, Brighthouse/Aberdeen Emerging Markets Equity Portfolio underperformed its benchmark by 4.2% for the period as poor security selection within Basic Materials, Consumer Staples, and Energy dragged on performance.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATELY CONSERVATIVE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2018

	6 Month	1 Year	5 Year	10 Year
Brighthouse Asset Allocation 40 Portfolio
Class A	-0.20	4.90	5.74	5.93
Class B	-0.31	4.56	5.46	5.66
Dow Jones Moderately Conservative Index	-0.14	4.98	5.26	5.21

1 The Dow Jones Moderately Conservative Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk combination will have 40% of the risk of an all equity portfolio.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2018

Top Holdings

% of Net Assets
BlackRock Bond Income Portfolio (Class A)	9.7
PIMCO Total Return Portfolio (Class A)	9.1
Western Asset Management U.S. Government Portfolio (Class A)	8.1
TCW Core Fixed Income Portfolio (Class A)	7.6
JPMorgan Core Bond Portfolio (Class A)	6.6
PIMCO Inflation Protected Bond Portfolio (Class A)	6.1
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	4.0
MFS Value Portfolio (Class A)	4.0
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	3.8
T. Rowe Price Large Cap Value Portfolio (Class A)	3.5

Asset Allocation

% of Net Assets
Investment Grade Fixed Income	50.3
U.S. Large Cap Equities	22.5
International Developed Market Equities	8.6
High Yield Fixed Income	6.6
U.S. Small Cap Equities	3.5
International Fixed Income	3.0
Global Equities	2.9
U.S. Mid Cap Equities	1.0
Emerging Market Equities	0.9
Real Estate Equities	0.8

BHFTII-3

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2018 through June 30, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Asset Allocation 40 Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period** January 1, 2018 to June 30, 2018
Class A (a)	Actual	0.60%	$1,000.00	$998.00	$2.97
	Hypothetical*	0.60%	$1,000.00	$1,021.82	$3.01

Class B (a)	Actual	0.85%	$1,000.00	$996.90	$4.21
	Hypothetical*	0.85%	$1,000.00	$1,020.58	$4.26

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio (Class A) (a)	12,131,302	$155,887,225
BlackRock Bond Income Portfolio (Class A) (a)	5,698,534	580,566,601
BlackRock Capital Appreciation Portfolio (Class A) (a)	2,411,739	104,621,235
BlackRock High Yield Portfolio (Class A) (b)	4,065,245	30,408,033
Brighthouse Small Cap Value Portfolio (Class A) (b)	2,752,375	45,028,860
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A) (b)	5,531,700	54,653,200
Brighthouse/Artisan International Portfolio (Class A) (b)	10,301,294	111,769,042
Brighthouse/Artisan Mid Cap Value Portfolio (Class A) (a)	61,182	15,128,489
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A) (b)	11,991,023	121,948,701
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A) (b)	19,402,985	183,164,175
Brighthouse/Templeton International Bond Portfolio (Class A) (b) (c)	17,943,595	178,897,645
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A) (a)	7,412,576	226,454,195
Brighthouse/Wellington Large Cap Research Portfolio (Class A) (b)	9,314,919	135,252,627
Clarion Global Real Estate Portfolio (Class A) (b)	3,989,562	45,840,071
ClearBridge Aggressive Growth Portfolio (Class A) (b)	3,235,629	60,117,991
Harris Oakmark International Portfolio (Class A) (b)	10,973,030	162,181,377
Invesco Comstock Portfolio (Class A) (b)	12,934,124	195,305,279
Invesco Small Cap Growth Portfolio (Class A) (b)	1,966,772	29,540,911
Jennison Growth Portfolio (Class A) (a)	4,568,112	73,912,049
JPMorgan Core Bond Portfolio (Class A) (b)	40,332,129	397,271,467
JPMorgan Small Cap Value Portfolio (Class A) (b)	2,586,789	44,906,650
MFS Research International Portfolio (Class A) (b)	7,297,137	90,046,674
MFS Value Portfolio (Class A) (a)	16,329,080	241,343,802
Neuberger Berman Genesis Portfolio (Class A) (a)	1,432,063	29,772,596

Affiliated Investment Companies—(Continued)
Oppenheimer Global Equity Portfolio (Class A) (b)	2,488,505	59,624,574
PIMCO Inflation Protected Bond Portfolio (Class A) (b)	37,644,619	367,035,037
PIMCO Total Return Portfolio (Class A) (b)	49,003,594	550,310,362
T. Rowe Price Large Cap Growth Portfolio (Class A) (a)	4,544,816	104,348,966
T. Rowe Price Large Cap Value Portfolio (Class A) (b)	6,797,729	212,497,010
T. Rowe Price Mid Cap Growth Portfolio (Class A) (b)	2,728,439	29,767,273
T. Rowe Price Small Cap Growth Portfolio (Class A) (a)	2,437,024	59,682,717
TCW Core Fixed Income Portfolio (Class A) (b)	46,682,060	458,417,828
Van Eck Global Natural Resources Portfolio (Class A) (a)	10,723,491	114,634,114
Wells Capital Management Mid Cap Value Portfolio (Class A) (b)	1,351,357	15,148,712
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (a)	18,914,557	241,917,180
Western Asset Management U.S. Government Portfolio (Class A) (a)	43,263,500	488,877,555

Total Mutual Funds (Cost $6,023,169,615)		6,016,280,223

Total Investments—100.0% (Cost $6,023,169,615)		6,016,280,223
Other assets and liabilities (net)—0.0%		(1,760,092)

Net Assets—100.0%		$6,014,520,131

(a)	A Portfolio of Brighthouse Funds Trust II. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(b)	A Portfolio of Brighthouse Funds Trust I. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(c)	Non-income producing security.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2018:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$6,016,280,223	$—	$—	$6,016,280,223
Total Investments	$6,016,280,223	$—	$—	$6,016,280,223

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

Assets
Affiliated investments at value (a)	$6,016,280,223
Receivable for:
Affiliated investments sold	4,173,508
Fund shares sold	46,007

Total Assets	6,020,499,738
Liabilities
Payables for:
Fund shares redeemed	4,219,515
Accrued Expenses:
Management fees	280,432
Distribution and service fees	1,231,342
Deferred trustees’ fees	197,473
Other expenses	50,845

Total Liabilities	5,979,607

Net Assets	$6,014,520,131

Net Assets Consist of:
Paid in surplus	$5,668,324,268
Undistributed net investment income	116,302,207
Accumulated net realized gain	236,783,048
Unrealized depreciation on affiliated investments	(6,889,392)

Net Assets	$6,014,520,131

Net Assets
Class A	$80,618,482
Class B	5,933,901,649
Capital Shares Outstanding*
Class A	7,129,451
Class B	529,717,995
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.31
Class B	11.20

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $6,023,169,615.

Statement of Operations

Six Months Ended June 30, 2018 (Unaudited)

Investment Income
Dividends from affiliated investments	$126,419,085

Total investment income	126,419,085
Expenses
Management fees	1,745,430
Administration fees	11,041
Custodian and accounting fees	13,732
Distribution and service fees—Class B	7,693,962
Audit and tax services	15,684
Legal	21,433
Trustees’ fees and expenses	20,718
Miscellaneous	4,842

Total expenses	9,526,842

Net Investment Income	116,892,243

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Affiliated investments	109,787,974
Capital gain distributions from affiliated investments	166,883,634

Net realized gain	276,671,608

Net change in unrealized depreciation on affiliated investments	(413,163,001)

Net realized and unrealized loss	(136,491,393)

Net Decrease in Net Assets From Operations	$(19,599,150)

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$116,892,243	$113,633,377
Net realized gain	276,671,608	192,716,050
Net change in unrealized appreciation (depreciation)	(413,163,001)	377,130,095

Increase (decrease) in net assets from operations	(19,599,150)	683,479,522

From Distributions to Shareholders
Net investment income
Class A	(1,814,658)	(1,894,168)
Class B	(118,625,191)	(129,964,072)
Net realized capital gains
Class A	(2,405,952)	(2,618,831)
Class B	(179,458,622)	(203,591,787)

Total distributions	(302,304,423)	(338,068,858)

Decrease in net assets from capital share transactions	(197,081,755)	(633,085,723)

Total decrease in net assets	(518,985,328)	(287,675,059)

Net Assets
Beginning of period	6,533,505,459	6,821,180,518

End of period	$6,014,520,131	$6,533,505,459

Undistributed net investment income
End of period	$116,302,207	$119,849,813

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	238,523	$2,843,866	599,667	$7,005,410
Reinvestments	370,554	4,220,610	396,921	4,512,999
Redemptions	(628,275)	(7,471,972)	(1,857,552)	(21,746,447)

Net decrease	(19,198)	$(407,496)	(860,964)	$(10,228,038)

Class B
Sales	2,253,408	$26,523,230	4,797,937	$55,532,011
Reinvestments	26,425,870	298,083,813	29,596,793	333,555,859
Redemptions	(44,263,122)	(521,281,302)	(87,555,984)	(1,011,945,555)

Net decrease	(15,583,844)	$(196,674,259)	(53,161,254)	$(622,857,685)

Decrease derived from capital shares transactions		$(197,081,755)		$(633,085,723)

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.95		$11.36	$11.90	$12.74	$12.99	$12.14

Income (Loss) from Investment Operations
Net investment income (a)	0.24		0.22	0.23	0.36	0.24	0.29
Net realized and unrealized gain (loss) on investments	(0.26)		1.00	0.48	(0.44)	0.40	1.04

Total from investment operations	(0.02)		1.22	0.71	(0.08)	0.64	1.33

Less Distributions
Distributions from net investment income	(0.27)		(0.26)	(0.46)	(0.06)	(0.41)	(0.35)
Distributions from net realized capital gains	(0.35)		(0.37)	(0.79)	(0.70)	(0.48)	(0.13)

Total distributions	(0.62)		(0.63)	(1.25)	(0.76)	(0.89)	(0.48)

Net Asset Value, End of Period	$11.31		$11.95	$11.36	$11.90	$12.74	$12.99

Total Return (%) (b)	(0.20	)(c)	11.01	6.33	(0.78)	5.16	11.20

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.06	(e)	0.06	0.06	0.06	0.06	0.08
Ratio of net investment income to average net assets (%) (f)	1.97	(e)(g)	1.91	1.97	2.85	1.92	2.31
Portfolio turnover rate (%)	7	(c)	6	8	16	15	15
Net assets, end of period (in millions)	$80.6		$85.4	$91.0	$102.6	$112.9	$107.7

	Class B
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.82		$11.25	$11.79	$12.64	$12.89	$12.05

Income (Loss) from Investment Operations
Net investment income (a)	0.22		0.20	0.19	0.32	0.03	0.26
Net realized and unrealized gain (loss) on investments	(0.26)		0.97	0.49	(0.43)	0.57	1.03

Total from investment operations	(0.04)		1.17	0.68	(0.11)	0.60	1.29

Less Distributions
Distributions from net investment income	(0.23)		(0.23)	(0.43)	(0.04)	(0.37)	(0.32)
Distributions from net realized capital gains	(0.35)		(0.37)	(0.79)	(0.70)	(0.48)	(0.13)

Total distributions	(0.58)		(0.60)	(1.22)	(0.74)	(0.85)	(0.45)

Net Asset Value, End of Period	$11.20		$11.82	$11.25	$11.79	$12.64	$12.89

Total Return (%) (b)	(0.31	)(c)	10.64	6.09	(1.07)	4.93	10.92

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.31	(e)	0.31	0.31	0.31	0.31	0.33
Ratio of net investment income to average net assets (%) (f)	1.70	(e)(g)	1.70	1.71	2.62	0.21	2.10
Portfolio turnover rate (%)	7	(c)	6	8	16	15	15
Net assets, end of period (in millions)	$5,933.9		$6,448.1	$6,730.2	$7,152.6	$8,304.3	$1,678.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(g)	The income earned by the Asset Allocation Portfolio through the investments in Underlying Portfolios is not annualized.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Notes to Financial Statements—June 30, 2018 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Asset Allocation 40 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by Brighthouse Investment Advisers (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Asset Allocation Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2018 through the date the financial statements were issued.

The Asset Allocation Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Asset Allocation Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Asset Allocation Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Asset Allocation Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Asset Allocation Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820-Fair Value Measurement.

Investments in the Underlying Portfolios are valued at their closing daily NAV on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - Asset Allocation Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to distributions on redesignations and distributions from the Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio

BHFTII-9

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2018, the Asset Allocation Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio for the six months ended June 30, 2018 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$446,587,199	$0	$662,376,124

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Asset Allocation Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2018	% per annum	Average Daily Net Assets
$1,745,430	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above management fee paid to Brighthouse Investment Advisers, the Asset Allocation Portfolio indirectly pays Brighthouse Investment Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers however, such officers and trustees receive no compensation from the Trust.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Asset Allocation Portfolio’s Class A and B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Services Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Services Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amounts incurred by the Asset Allocation Portfolio for the six months ended June 30, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the six months ended June 30, 2018 were as follows:

Security Description	Market Value December 31, 2017	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of June 30, 2018
Baillie Gifford International Stock Portfolio (Class A)	$131,609,609	$39,583,395	$(8,580,030)	$3,243,573	$(9,969,322)	$155,887,225
BlackRock Bond Income Portfolio (Class A)	621,892,284	19,769,874	(32,720,674)	(392,806)	(27,982,077)	580,566,601
BlackRock Capital Appreciation Portfolio (Class A)	130,433,003	13,783,560	(43,057,647)	19,389,160	(15,926,841)	104,621,235
BlackRock High Yield Portfolio (Class A)	32,740,089	1,568,584	(2,489,237)	(183,931)	(1,227,472)	30,408,033
Brighthouse Small Cap Value Portfolio (Class A)	65,207,033	2,958,385	(21,660,087)	1,886,172	(3,362,643)	45,028,860
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	65,893,282	1,685,313	(4,798,002)	485,278	(8,612,671)	54,653,200
Brighthouse/Artisan International Portfolio (Class A)	81,939,899	41,805,000	(7,190,586)	1,030,409	(5,815,680)	111,769,042
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	16,317,835	892,371	(1,413,229)	399,140	(1,067,628)	15,128,489
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	130,866,451	4,724,405	(11,796,104)	502,278	(2,348,329)	121,948,701
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	196,172,037	3,770,357	(13,305,096)	(584,173)	(2,888,950)	183,164,175
Brighthouse/Templeton International Bond Portfolio (Class A)	188,929,044	63,814	(8,229,793)	(1,489,837)	(375,583)	178,897,645
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	245,031,002	16,191,534	(22,914,280)	(4,379,676)	(7,474,385)	226,454,195
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	146,696,093	17,044,970	(16,390,654)	3,529,090	(15,626,872)	135,252,627
Clarion Global Real Estate Portfolio (Class A)	49,199,143	2,809,140	(2,495,388)	322,547	(3,995,371)	45,840,071
ClearBridge Aggressive Growth Portfolio (Class A)	97,831,193	3,214,352	(42,330,940)	20,994,049	(19,590,663)	60,117,991
Harris Oakmark International Portfolio (Class A)	180,618,158	16,207,154	(12,585,678)	3,268,946	(25,327,203)	162,181,377
Invesco Comstock Portfolio (Class A)	245,059,781	16,258,984	(51,128,345)	19,573,385	(34,458,526)	195,305,279
Invesco Small Cap Growth Portfolio (Class A)	48,957,984	3,572,045	(23,528,391)	377,627	161,646	29,540,911
Jennison Growth Portfolio (Class A)	97,596,570	11,080,571	(34,731,376)	11,132,460	(11,166,176)	73,912,049
JPMorgan Core Bond Portfolio (Class A)	425,261,137	11,972,428	(21,960,622)	(1,215,197)	(16,786,279)	397,271,467
JPMorgan Small Cap Value Portfolio (Class A)	48,815,179	3,108,182	(6,595,216)	491,204	(912,699)	44,906,650
MFS Research International Portfolio (Class A)	98,597,136	1,968,012	(7,400,325)	2,075,879	(5,194,028)	90,046,674
MFS Value Portfolio (Class A)	245,152,176	18,934,272	(25,856,858)	6,754,816	(3,640,604)	241,343,802
MFS Value Portfolio II (Class A)	32,691,765	9,302,474	(1,151,632)	45,004	(40,887,611)	—
Neuberger Berman Genesis Portfolio (Class A)	32,672,523	3,770,110	(4,346,139)	2,269,233	(4,593,131)	29,772,596
Oppenheimer Global Equity Portfolio (Class A)	65,298,260	6,285,653	(7,147,014)	1,920,126	(6,732,451)	59,624,574
PIMCO Inflation Protected Bond Portfolio (Class A)	393,850,367	6,763,551	(25,517,322)	(2,859,523)	(5,202,036)	367,035,037
PIMCO Total Return Portfolio (Class A)	589,355,455	8,818,920	(30,951,912)	(3,130,840)	(13,781,261)	550,310,362
T. Rowe Price Large Cap Growth Portfolio (Class A)	130,008,054	18,998,827	(37,804,459)	7,779,679	(14,633,135)	104,348,966

BHFTII-11

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Security Description	Market Value December 31, 2017	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of June 30, 2018
T. Rowe Price Large Cap Value Portfolio (Class A)	$260,984,299	$24,347,598	$(46,881,553)	$15,869,215	$(41,822,549)	$212,497,010
T. Rowe Price Mid Cap Growth Portfolio (Class A)	32,611,311	3,951,906	(4,477,891)	1,158,735	(3,476,788)	29,767,273
T. Rowe Price Small Cap Growth Portfolio (Class A)	49,038,106	17,827,818	(6,385,973)	567,549	(1,364,783)	59,682,717
TCW Core Fixed Income Portfolio (Class A)	490,979,261	11,913,189	(25,802,777)	9,155	(18,681,000)	458,417,828
Van Eck Global Natural Resources Portfolio (Class A)	65,625,862	55,653,461	(4,761,449)	(960,374)	(923,386)	114,634,114
Wells Capital Management Mid Cap Value Portfolio (Class A)	16,373,144	1,504,085	(889,251)	(142,978)	(1,696,288)	15,148,712
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	261,771,526	13,054,680	(12,342,233)	981,570	(21,548,363)	241,917,180
Western Asset Management U.S. Government Portfolio (Class A)	523,368,124	11,428,225	(30,757,961)	(928,970)	(14,231,863)	488,877,555

	$6,535,444,175	$446,587,199	$(662,376,124)	$109,787,974	$(413,163,001)	$6,016,280,223

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at June 30, 2018
Baillie Gifford International Stock Portfolio (Class A)	$—	$1,823,142	12,131,302
BlackRock Bond Income Portfolio (Class A)	—	19,707,947	5,698,534
BlackRock Capital Appreciation Portfolio (Class A)	13,634,726	128,650	2,411,739
BlackRock High Yield Portfolio (Class A)	—	1,568,584	4,065,245
Brighthouse Small Cap Value Portfolio (Class A)	2,376,367	568,770	2,752,375
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	—	1,649,335	5,531,700
Brighthouse/Artisan International Portfolio (Class A)	—	1,705,032	10,301,294
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	795,484	94,204	61,182
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	—	4,719,428	11,991,023
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	—	3,761,096	19,402,985
Brighthouse/Templeton International Bond Portfolio (Class A)	—	—	17,943,595
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	12,176,029	4,012,633	7,412,576
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	15,621,371	1,408,147	9,314,919
Clarion Global Real Estate Portfolio (Class A)	—	2,781,656	3,989,562
ClearBridge Aggressive Growth Portfolio (Class A)	2,724,244	483,132	3,235,629
Harris Oakmark International Portfolio (Class A)	6,668,833	3,174,158	10,973,030
Invesco Comstock Portfolio (Class A)	14,513,915	1,711,715	12,934,124
Invesco Small Cap Growth Portfolio (Class A)	3,570,203	—	1,966,772
Jennison Growth Portfolio (Class A)	10,801,323	254,711	4,568,112
JPMorgan Core Bond Portfolio (Class A)	—	11,911,795	40,332,129
JPMorgan Small Cap Value Portfolio (Class A)	2,524,935	576,503	2,586,789
MFS Research International Portfolio (Class A)	—	1,966,711	7,297,137
MFS Value Portfolio (Class A)	15,265,227	3,635,296	16,329,080
MFS Value Portfolio II (Class A)	8,299,657	998,229	—
Neuberger Berman Genesis Portfolio (Class A)	3,663,647	105,005	1,432,063
Oppenheimer Global Equity Portfolio (Class A)	5,544,706	734,189	2,488,505
PIMCO Inflation Protected Bond Portfolio (Class A)	—	6,724,909	37,644,619
PIMCO Total Return Portfolio (Class A)	—	8,755,954	49,003,594
T. Rowe Price Large Cap Growth Portfolio (Class A)	18,537,271	434,914	4,544,816
T. Rowe Price Large Cap Value Portfolio (Class A)	20,031,095	4,296,700	6,797,729
T. Rowe Price Mid Cap Growth Portfolio (Class A)	3,950,626	—	2,728,439
T. Rowe Price Small Cap Growth Portfolio (Class A)	4,869,843	70,809	2,437,024
TCW Core Fixed Income Portfolio (Class A)	—	11,838,678	46,682,060
Van Eck Global Natural Resources Portfolio (Class A)	—	192,693	10,723,491
Wells Capital Management Mid Cap Value Portfolio (Class A)	1,314,132.00	188,784	1,351,357
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	—	13,046,942	18,914,557
Western Asset Management U.S. Government Portfolio (Class A)	—	11,388,634	43,263,500

	$166,883,634	$126,419,085

BHFTII-12

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2018 was as follows:

Cost basis of investments	$6,062,872,106

Gross unrealized appreciation	228,832,510
Gross unrealized depreciation	(275,424,393)

Net unrealized appreciation (depreciation)	$(46,591,883)

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$132,423,201	$251,467,645	$205,645,657	$457,401,068	$338,068,858	$708,868,713

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$120,057,947	$181,678,508	$366,571,118	$—	$668,307,573

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Asset Allocation Portfolio had no accumulated capital losses.

BHFTII-13

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2018, the Class A and B shares of the Brighthouse Asset Allocation 60 Portfolio returned 0.65% and 0.47%, respectively. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 0.46%.

MARKET ENVIRONMENT / CONDITIONS

After nine years of being in a bull market (the second longest on record) and emerging from 2017 with record low volatility, a degree of complacency manifested among investors at the beginning of the year. Consequently, it only took a wage-growth number 0.3% higher than consensus expectations (2.9% vs. 2.6%) to trigger a spike in volatility, with the CBOE VIX Index more than quadrupling during trading on February 5th, and the market subsequently falling approximately 10% over the span of two weeks. The growth in wages made investors anxious that the Federal Reserve (the “Fed”) would raise rates sooner than expected in an effort to tame inflation, and that the end of the bull market would consequently come sooner than anticipated. The Fed, however, tends to be less fickle than equity markets, relying on significantly more data than a single monthly input. The central bank did not deviate from their official plan for interest rate increases, and there have only been two rate hikes so far in 2018. In this time, the federal funds rate target range has been pushed to between 1.75% and 2%, and two additional rate hikes are expected before the year is over. At the same time, the Fed is actively reducing the size of its balance sheet by capping the reinvestments of principal payments from its Treasuries and Mortgage Backed Securities holdings. As of July 2018, the Fed is letting its balance sheet shrink by an average of $40 billion per month, after reducing its balance sheet from approximately $4.44 trillion to $4.28 trillion over the first six months of the year. However, long-term rates have barely moved so far this year, with 30-year rates up just 20 basis points from 2.8% to 3%. Meanwhile, the 2-year rate has moved from 1.8% to 2.4%, resulting in a significant flattening of the yield curve.

In addition to inflation concerns, the market has been preoccupied with the evolving “trade war”. President Trump’s first volley was establishing tariffs on steel and aluminum, a move that was quickly reciprocated by China, Canada, and the European Union, leading to additional back and forth tariffs. This added to the volatility not just in the U.S., but in foreign developed markets and, in particular, emerging markets, with the latter being perceived as the biggest losers in a potential global trade war.

Despite the headline fears and an observed increase in volatility, a constellation of various economic data points optimistically suggests that 2018 may be one of the highest-growth years since the recession of ’08-‘09. As such, real gross domestic product increased at an estimated annual rate of 2.2% during the first quarter of 2018 and 4.1% during the second quarter. Although growth above 3% is expected to be only temporary (a direct result of the recently implemented tax cuts), there are strong fundamental arguments for continued moderate growth after 2018. For example, unemployment hit a record low of 3.8% in May (the lowest since the late 1960’s) before subsequently increasing to 4%. Disposable personal income and consumer spending both are at new all-time highs (although, as an ominous point that should be noted, consumer debt is setting new highs as well and is poised to reach $4 trillion by the end of the year). Capital expenditures by businesses are on track to grow approximately 26% for the first quarter (although from a depressed base), all this data in combination fuels hopes for continued economic expansion. Finally, the Trump administration has made significant progress in their efforts to reduce regulation, a move that market participants believe will help businesses grow.

All in all, U.S. equities were the best returning asset class for the first half of 2018, with the S&P 500 Index returning 2.7% and the Russell 2000 Index returning 7.7%. Non-U.S. equities, on the other hand, were a drag on globally diversified portfolios, with foreign developed equities and emerging market equities returning -2.8% and -6.7% respectively, as measured by the MSCI EAFE and the MSCI Emerging Markets indices. The rising interest rates also took a toll on fixed income investors, as the Bloomberg Barclays U.S. Aggregate Bond Index fell 1.6%, while the Bloomberg Barclays Global Treasury Index did slightly better, falling only 0.6%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Brighthouse Asset Allocation 60 Portfolio invests in underlying portfolios of the Brighthouse Funds Trust I and the Brighthouse Funds Trust II to maintain a broad asset allocation of approximately 60% to equities and 40% to fixed income.

Over the six-month period, the Portfolio outpaced the Dow Jones Moderate Index. Strong performance within the Large Cap and Small Cap portfolios and a favorable overweight to equities in general offset headwinds from underperformance within the Mid Cap and International equity portfolios, as well as an underweight to Small Cap equity.

Fixed Income was additive to relative return over the first half of 2018. The biggest contributor to performance was the BlackRock High Yield Portfolio, which outperformed its benchmark by 0.4%. The portfolio’s positions in Consumer Discretionary, Energy, and Healthcare were the largest contributors to return during the first half of 2018. In addition, tactical positions in bank loans and preferred equity also benefitted performance. The PIMCO Total Return Portfolio outperformed its benchmark by 0.2%. U.S. duration and curve positioning contributed to performance as an underweight position to the front- and long-ends of the yield curve benefitted from a general rise in interest rates. Within credit, an underweight to investment grade corporates, notably Industrials, added to performance as spreads widened. At the other end of the spectrum was the Western Asset Management Strategic Bond Opportunities Portfolio which underperformed its benchmark by 1.4%. The portfolio’s overweight duration bias in the U.S. and select emerging market countries significantly detracted from performance over the period. In addition,

BHFTII-1

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

positions in emerging market currencies such as the Argentine peso and Brazilian real weighed on results.

Contribution from the underlying domestic equity portfolios to relative performance was positive, as the Large Cap managers and Small Cap managers delivered positive relative results. Within Large Cap, six of nine portfolios outpaced their respective benchmarks during the six-month period. The BlackRock Capital Appreciation Portfolio stood out positively as it outperformed its benchmark by 7.2% for the six-month period. Positions within the Consumer Discretionary, Technology, and Healthcare sectors were a source of strength over the period. Another strong performer was the Jennison Growth Portfolio which outperformed its benchmark by 4.7%. The main drivers of outperformance were security selection within Consumer Discretionary and Technology as well as an overweight to Consumer Discretionary. The MFS Value Portfolio, on the other hand, slightly underperformed its benchmark by 2.0% for the period. The underperformance was predominantly driven by an underweight to Energy and poor security selection within Consumer Staples. Only one of the Mid Cap equity portfolios managed to outperform their respective benchmarks in the first half of 2018. The biggest underperformer in the Mid Cap sleeve was the Wells Capital Management Mid Cap Value Portfolio, which lagged its benchmark by 2%. While the portfolio benefitted from strong security selection within Technology and Utilities, it was insufficient to make up for the drag on performance stemming from suboptimal security selection within Consumer Staples, Real Estate, and Basic Materials. Within the Small Cap equity sleeve, the strongest performer was the Loomis Sayles Small Cap Growth Portfolio, which beat its benchmark by 5.3%. The Portfolio overall benefitted significantly from exceptional security selection within Healthcare, Technology, and Consumer Staples, as well as beneficial overweights to Healthcare and Technology.

The non-U.S. equity portfolios overall were a headwind to relative performance. The strongest performance came from the Oppenheimer Global Equity Portfolio, which outperformed its benchmark by 2.4% over the period. The majority of the outperformance was a result of strong security selection within Technology, Consumer Discretionary, and Healthcare, in addition to a favorable overweight to Technology. On the other hand, the Harris Oakmark International Portfolio conspicuously lagged its benchmark by 4.6%. The portfolio lagged due to poor security selection within Consumer Discretionary, Financials, and Basic Materials. In addition, an overweight to Financials and underweight to Energy also detracted from relative performance. Lastly, Brighthouse/Aberdeen Emerging Markets Equity Portfolio underperformed its benchmark by 4.2% for the period as poor security selection within Basic Materials, Consumer Staples, and Energy dragged on performance.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2018

	6 Month	1 Year	5 Year	10 Year
Brighthouse Asset Allocation 60 Portfolio
Class A	0.65	7.68	7.61	6.71
Class B	0.47	7.35	7.34	6.44
Dow Jones Moderate Index	0.46	7.83	7.33	6.40

1 The Dow Jones Moderate Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk combination will have 60% of the risk of an all equity portfolio.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2018

Top Holdings

% of Net Assets
BlackRock Bond Income Portfolio (Class A)	6.6
PIMCO Total Return Portfolio (Class A)	6.1
MFS Value Portfolio (Class A)	5.6
TCW Core Fixed Income Portfolio (Class A)	5.5
T. Rowe Price Large Cap Value Portfolio (Class A)	4.6
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	4.6
JPMorgan Core Bond Portfolio (Class A)	4.6
Invesco Comstock Portfolio (Class A)	4.3
Western Asset Management U.S. Government Portfolio (Class A)	4.1
Harris Oakmark International Portfolio (Class A)	3.4

Asset Allocation

% of Net Assets
U.S. Large Cap Equities	33.8
Investment Grade Fixed Income	31.9
International Developed Market Equities	12.4
U.S. Small Cap Equities	6.1
High Yield Fixed Income	4.6
Global Equities	3.9
International Fixed Income	3.0
Emerging Market Equities	1.6
Real Estate Equities	1.5
U.S. Mid Cap Equities	1.3

BHFTII-3

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2018 through June 30, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Asset Allocation 60 Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period** January 1, 2018 to June 30, 2018
Class A (a)	Actual	0.63%	$1,000.00	$1,006.50	$3.13
	Hypothetical*	0.63%	$1,000.00	$1,021.67	$3.16

Class B (a)	Actual	0.88%	$1,000.00	$1,004.70	$4.37
	Hypothetical*	0.88%	$1,000.00	$1,020.43	$4.41

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio (Class A) (a)	34,852,535	$447,855,072
BlackRock Bond Income Portfolio (Class A) (a)	8,841,857	900,808,367
BlackRock Capital Appreciation Portfolio (Class A) (a)	8,844,375	383,668,966
BlackRock High Yield Portfolio (Class A) (b)	11,105,667	83,070,388
Brighthouse Small Cap Value Portfolio (Class A) (b)	10,429,745	170,630,629
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A) (b)	22,007,373	217,432,842
Brighthouse/Artisan International Portfolio (Class A) (b)	34,908,947	378,762,075
Brighthouse/Artisan Mid Cap Value Portfolio (Class A) (a)	140,705	34,792,031
Brighthouse/Dimensional International Small Company Portfolio (Class A) (a)	9,935,339	134,127,074
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A) (b)	27,247,353	277,105,576
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A) (b)	29,353,279	277,094,949
Brighthouse/Templeton International Bond Portfolio (Class A) (b) (c)	40,518,637	403,970,815
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A) (a)	20,425,781	624,007,596
Brighthouse/Wellington Large Cap Research Portfolio (Class A) (b)	28,651,659	416,022,093
Clarion Global Real Estate Portfolio (Class A) (b)	18,252,833	209,725,053
ClearBridge Aggressive Growth Portfolio (Class A) (b)	20,673,016	384,104,632
Harris Oakmark International Portfolio (Class A) (b)	30,957,599	457,553,319
Invesco Comstock Portfolio (Class A) (b)	38,846,899	586,588,181
Invesco Small Cap Growth Portfolio (Class A) (b)	11,499,339	172,720,066
Jennison Growth Portfolio (Class A) (a)	27,813,927	450,029,341
JPMorgan Core Bond Portfolio (Class A) (b)	63,318,789	623,690,072
JPMorgan Small Cap Value Portfolio (Class A) (b)	5,975,827	103,740,357
Loomis Sayles Small Cap Growth Portfolio (Class A) (a)	4,584,760	69,138,179
MFS Research International Portfolio (Class A) (b)	21,999,599	271,475,053

Security Description	Shares	Value

Affiliated Investment Companies—(Continued)
MFS Value Portfolio (Class A) (a)	51,489,020	$761,007,720
Neuberger Berman Genesis Portfolio (Class A) (a)	5,002,050	103,992,611
Oppenheimer Global Equity Portfolio (Class A) (b)	5,740,518	137,542,819
PIMCO Inflation Protected Bond Portfolio (Class A) (b)	42,716,467	416,485,550
PIMCO Total Return Portfolio (Class A) (b)	74,037,540	831,441,573
T. Rowe Price Large Cap Growth Portfolio (Class A) (a)	16,659,240	382,496,153
T. Rowe Price Large Cap Value Portfolio (Class A) (b)	20,019,771	625,818,049
T. Rowe Price Mid Cap Growth Portfolio (Class A) (b)	9,499,153	103,635,755
T. Rowe Price Small Cap Growth Portfolio (Class A) (a)	8,506,395	208,321,612
TCW Core Fixed Income Portfolio (Class A) (b)	76,253,125	748,805,683
Van Eck Global Natural Resources Portfolio (Class A) (a)	36,431,204	389,449,574
Wells Capital Management Mid Cap Value Portfolio (Class A) (b)	3,080,151	34,528,496
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (a)	21,317,883	272,655,726
Western Asset Management U.S. Government Portfolio (Class A) (a)	49,064,882	554,433,170

Total Mutual Funds (Cost $13,261,031,755)		13,648,727,217

Total Investments—100.0% (Cost $13,261,031,755)		13,648,727,217
Other assets and liabilities (net)—0.0%		(3,571,589)

Net Assets—100.0%		$13,645,155,628

(a)	A Portfolio of Brighthouse Funds Trust II. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(b)	A Portfolio of Brighthouse Funds Trust I. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(c)	Non-income producing security.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2018:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$13,648,727,217	$—	$—	$13,648,727,217
Total Investments	$13,648,727,217	$—	$—	$13,648,727,217

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

Assets
Affiliated investments at value (a)	$13,648,727,217
Receivable for:
Affiliated investments sold	4,417,216
Fund shares sold	1,218,734

Total Assets	13,654,363,167
Liabilities
Payables for:
Fund shares redeemed	5,635,951
Accrued Expenses:
Management fees	598,558
Distribution and service fees	2,769,882
Deferred trustees’ fees	155,533
Other expenses	47,615

Total Liabilities	9,207,539

Net Assets	$13,645,155,628

Net Assets Consist of:
Paid in surplus	$12,135,813,314
Undistributed net investment income	225,932,532
Accumulated net realized gain	895,714,320
Unrealized appreciation on affiliated investments	387,695,462

Net Assets	$13,645,155,628

Net Assets
Class A	$331,641,228
Class B	13,313,514,400
Capital Shares Outstanding*
Class A	27,436,413
Class B	1,106,559,168
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.09
Class B	12.03

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $13,261,031,755.

Statement of Operations

Six Months Ended June 30, 2018 (Unaudited)

Investment Income
Dividends from affiliated investments	$248,161,788

Total investment income	248,161,788
Expenses
Management fees	3,703,090
Administration fees	11,041
Custodian and accounting fees	13,732
Distribution and service fees—Class B	17,165,480
Audit and tax services	15,684
Legal	21,433
Trustees’ fees and expenses	20,718
Miscellaneous	7,082

Total expenses	20,958,260

Net Investment Income	227,203,528

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Affiliated investments	361,491,290
Capital gain distributions from affiliated investments	597,468,006

Net realized gain	958,959,296

Net change in unrealized depreciation on affiliated investments	(1,112,858,852)

Net realized and unrealized loss	(153,899,556)

Net Increase in Net Assets From Operations	$73,303,972

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$227,203,528	$207,880,140
Net realized gain	958,959,296	577,797,244
Net change in unrealized appreciation (depreciation)	(1,112,858,852)	1,198,485,030

Increase in net assets from operations	73,303,972	1,984,162,414

From Distributions to Shareholders
Net investment income
Class A	(6,239,069)	(6,636,499)
Class B	(218,305,921)	(243,506,359)
Net realized capital gains
Class A	(12,530,129)	(13,326,735)
Class B	(508,325,865)	(559,162,751)

Total distributions	(745,400,984)	(822,632,344)

Decrease in net assets from capital share transactions	(214,904,569)	(864,851,554)

Total increase (decrease) in net assets	(887,001,581)	296,678,516

Net Assets
Beginning of period	14,532,157,209	14,235,478,693

End of period	$13,645,155,628	$14,532,157,209

Undistributed net investment income
End of period	$225,932,532	$223,273,994

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	845,719	$10,813,270	1,551,453	$19,031,190
Reinvestments	1,532,179	18,769,198	1,681,823	19,963,234
Redemptions	(1,895,738)	(24,263,603)	(4,448,039)	(54,563,389)

Net increase (decrease)	482,160	$5,318,865	(1,214,763)	$(15,568,965)

Class B
Sales	4,474,502	$56,847,968	8,139,195	$98,997,001
Reinvestments	59,608,842	726,631,786	67,907,708	802,669,110
Redemptions	(79,071,243)	(1,003,703,188)	(143,538,036)	(1,750,948,700)

Net decrease	(14,987,899)	$(220,223,434)	(67,491,133)	$(849,282,589)

Decrease derived from capital shares transactions		$(214,904,569)		$(864,851,554)

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$12.72		$11.76	$12.50	$13.57	$13.74	$11.98

Income (Loss) from Investment Operations
Net investment income (a)	0.22		0.21	0.21	0.32	0.21	0.25
Net realized and unrealized gain (loss) on investments	(0.13)		1.50	0.63	(0.41)	0.48	1.89

Total from investment operations	0.09		1.71	0.84	(0.09)	0.69	2.14

Less Distributions
Distributions from net investment income	(0.24)		(0.25)	(0.43)	(0.10)	(0.32)	(0.28)
Distributions from net realized capital gains	(0.48)		(0.50)	(1.15)	(0.88)	(0.54)	(0.10)

Total distributions	(0.72)		(0.75)	(1.58)	(0.98)	(0.86)	(0.38)

Net Asset Value, End of Period	$12.09		$12.72	$11.76	$12.50	$13.57	$13.74

Total Return (%) (b)	0.65	(c)	14.93	7.47	(0.99)	5.29	18.29

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.05	(e)	0.05	0.05	0.05	0.05	0.06
Ratio of net investment income to average net assets (%) (f)	1.72	(e)(g)	1.68	1.74	2.40	1.58	1.95
Portfolio turnover rate (%)	9	(c)	6	10	15	16	15
Net assets, end of period (in millions)	$331.6		$343.0	$331.2	$330.1	$353.0	$331.6

	Class B
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$12.65		$11.69	$12.44	$13.52	$13.69	$11.94

Income (Loss) from Investment Operations
Net investment income (a)	0.20		0.17	0.18	0.28	0.05	0.22
Net realized and unrealized gain (loss) on investments	(0.13)		1.51	0.62	(0.41)	0.61	1.88

Total from investment operations	0.07		1.68	0.80	(0.13)	0.66	2.10

Less Distributions
Distributions from net investment income	(0.21)		(0.22)	(0.40)	(0.07)	(0.29)	(0.25)
Distributions from net realized capital gains	(0.48)		(0.50)	(1.15)	(0.88)	(0.54)	(0.10)

Total distributions	(0.69)		(0.72)	(1.55)	(0.95)	(0.83)	(0.35)

Net Asset Value, End of Period	$12.03		$12.65	$11.69	$12.44	$13.52	$13.69

Total Return (%) (b)	0.47	(c)	14.73	7.11	(1.27)	5.05	17.98

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.30	(e)	0.30	0.30	0.30	0.30	0.31
Ratio of net investment income to average net assets (%) (f)	1.45	(e)(g)	1.43	1.52	2.15	0.39	1.71
Portfolio turnover rate (%)	9	(c)	6	10	15	16	15
Net assets, end of period (in millions)	$13,313.5		$14,189.2	$13,904.3	$14,389.8	$16,127.1	$5,420.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(g)	The income earned by the Asset Allocation Portfolio through the investments in Underlying Portfolios is not annualized.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Notes to Financial Statements—June 30, 2018 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Asset Allocation 60 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by Brighthouse Investment Advisers (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Asset Allocation Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2018 through the date the financial statements were issued.

The Asset Allocation Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Asset Allocation Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Asset Allocation Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Asset Allocation Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process The Asset Allocation Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820-Fair Value Measurement.

Investments in the Underlying Portfolios are valued at their closing daily NAV on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - Asset Allocation Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to distributions from Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable

BHFTII-9

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2018, the Asset Allocation Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio for the six months ended June 30, 2018 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$1,229,811,191	$0	$1,365,743,824

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Asset Allocation Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2018	% per annum	Average Daily Net Assets
$3,703,090	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above management fee paid to Brighthouse Investment Advisers, the Asset Allocation Portfolio indirectly pays Brighthouse Investment Advisers an investment advisory fee through its investments in the Underlying Portfolios.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Asset Allocation Portfolio’s Class A and B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Services Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Services Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amounts incurred by the Asset Allocation Portfolio for the six months ended June 30, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the six months ended June 30, 2018 were as follows:

Security Description	Market Value December 31, 2017	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of June 30, 2018
Baillie Gifford International Stock Portfolio (Class A)	$367,290,325	$118,476,495	$(18,349,818)	$6,888,096	$(26,450,026)	$447,855,072
BlackRock Bond Income Portfolio (Class A)	937,204,948	30,639,225	(23,588,473)	(267,557)	(43,179,776)	900,808,367
BlackRock Capital Appreciation Portfolio (Class A)	438,752,454	50,736,519	(113,848,458)	43,734,094	(35,705,643)	383,668,966
BlackRock High Yield Portfolio (Class A)	87,707,763	4,260,313	(5,050,547)	(646,619)	(3,200,522)	83,070,388
Brighthouse Small Cap Value Portfolio (Class A)	146,222,771	38,036,071	(6,932,715)	1,088,475	(7,783,973)	170,630,629
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	257,588,183	6,654,805	(14,238,348)	1,417,984	(33,989,782)	217,432,842
Brighthouse/Artisan International Portfolio (Class A)	328,666,068	88,116,294	(22,917,202)	3,217,496	(18,320,581)	378,762,075
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	73,169,341	2,067,023	(38,613,474)	9,829,392	(11,660,251)	34,792,031
Brighthouse/Dimensional International Small Company Portfolio (Class A)	147,053,336	12,938,418	(9,049,481)	469,446	(17,284,645)	134,127,074
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	290,810,424	10,669,386	(20,131,533)	876,500	(5,119,201)	277,105,576
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	287,353,076	5,685,681	(10,730,338)	(469,558)	(4,743,912)	277,094,949
Brighthouse/Templeton International Bond Portfolio (Class A)	422,397,317	114,616	(14,250,542)	278,973	(4,569,549)	403,970,815
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	659,216,437	44,837,871	(46,402,082)	5,812,253	(39,456,883)	624,007,596
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	438,830,661	52,646,782	(37,324,503)	7,572,873	(45,703,720)	416,022,093
Clarion Global Real Estate Portfolio (Class A)	220,223,742	12,834,915	(6,630,411)	1,496,579	(18,199,772)	209,725,053
ClearBridge Aggressive Growth Portfolio (Class A)	475,383,613	20,645,084	(118,202,867)	69,064,692	(62,785,890)	384,104,632
Harris Oakmark International Portfolio (Class A)	477,461,694	69,695,409	(26,780,353)	4,381,399	(67,204,830)	457,553,319
Invesco Comstock Portfolio (Class A)	695,981,162	49,089,019	(112,578,647)	42,293,940	(88,197,293)	586,588,181
Invesco Small Cap Growth Portfolio (Class A)	219,322,835	20,903,572	(65,811,509)	(1,694,535)	(297)	172,720,066
Jennison Growth Portfolio (Class A)	508,798,991	67,480,706	(117,421,189)	43,271,941	(52,101,108)	450,029,341
JPMorgan Core Bond Portfolio (Class A)	646,643,567	18,810,924	(13,943,907)	(771,084)	(27,049,428)	623,690,072
JPMorgan Small Cap Value Portfolio (Class A)	109,342,013	7,223,701	(11,626,689)	1,045,460	(2,244,128)	103,740,357
Loomis Sayles Small Cap Growth Portfolio (Class A)	73,002,014	9,085,950	(14,091,207)	3,898,045	(2,756,623)	69,138,179
MFS Research International Portfolio (Class A)	293,941,976	5,938,860	(18,781,419)	2,787,932	(12,412,296)	271,475,053
MFS Value Portfolio (Class A)	733,278,851	60,063,913	(49,831,934)	14,942,311	2,554,579	761,007,720
MFS Value Portfolio II (Class A)	110,019,478	31,673,871	(2,633,915)	83,148	(139,142,582)	—

BHFTII-11

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Security Description	Market Value December 31, 2017	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of June 30, 2018
Neuberger Berman Genesis Portfolio (Class A)	$146,521,277	$13,203,159	$(48,358,582)	$21,467,909	$(28,841,152)	$103,992,611
Oppenheimer Global Equity Portfolio (Class A)	146,511,783	14,479,258	(12,122,744)	3,210,123	(14,535,601)	137,542,819
PIMCO Inflation Protected Bond Portfolio (Class A)	433,309,974	7,634,271	(15,524,809)	(988,990)	(7,944,896)	416,485,550
PIMCO Total Return Portfolio (Class A)	863,802,717	13,364,710	(20,667,346)	(2,067,965)	(22,990,543)	831,441,573
T. Rowe Price Large Cap Growth Portfolio (Class A)	435,972,718	69,692,172	(94,546,736)	29,937,048	(58,559,049)	382,496,153
T. Rowe Price Large Cap Value Portfolio (Class A)	731,946,557	72,324,999	(101,404,879)	33,681,073	(110,729,701)	625,818,049
T. Rowe Price Mid Cap Growth Portfolio (Class A)	146,107,849	13,794,626	(49,387,836)	11,809,753	(18,688,637)	103,635,755
T. Rowe Price Small Cap Growth Portfolio (Class A)	219,757,542	17,242,946	(27,915,557)	5,130,548	(5,893,867)	208,321,612
TCW Core Fixed Income Portfolio (Class A)	774,872,464	19,509,629	(15,642,368)	(436)	(29,933,606)	748,805,683
Van Eck Global Natural Resources Portfolio (Class A)	293,994,295	118,081,503	(17,509,681)	(1,533,586)	(3,582,957)	389,449,574
Wells Capital Management Mid Cap Value Portfolio (Class A)	36,703,020	3,422,929	(1,400,377)	(238,396)	(3,958,680)	34,528,496
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	290,934,864	14,732,225	(9,876,475)	819,195	(23,954,083)	272,655,726
Western Asset Management U.S. Government Portfolio (Class A)	569,929,311	13,003,342	(11,624,873)	(336,662)	(16,537,948)	554,433,170

	$14,536,027,411	$1,229,811,192	$(1,365,743,824)	$361,491,290	$(1,112,858,852)	$13,648,727,217

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at June 30, 2018
Baillie Gifford International Stock Portfolio (Class A)	$8,935,890	$(3,698,289)	34,852,535
BlackRock Bond Income Portfolio (Class A)	—	30,453,659	8,841,857
BlackRock Capital Appreciation Portfolio (Class A)	68,012,467	(17,343,613)	8,844,375
BlackRock High Yield Portfolio (Class A)	28,245,876	(23,986,476)	11,105,667
Brighthouse Small Cap Value Portfolio (Class A)	—	11,074,644	10,429,745
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	—	6,561,657	22,007,373
Brighthouse/Artisan International Portfolio (Class A)	—	5,777,853	34,908,947
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	48,338,464	(46,278,864)	140,705
Brighthouse/Dimensional International Small Company Portfolio (Class A)	9,312,604	3,624,073	9,935,339
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	12,778,149	(2,117,083)	27,247,353
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	—	5,661,881	29,353,279
Brighthouse/Templeton International Bond Portfolio (Class A)	—	—	40,518,637
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	1,841,520	42,968,370	20,425,781
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	—	52,628,106	28,651,659
Clarion Global Real Estate Portfolio (Class A)	—	12,741,786	18,252,833
ClearBridge Aggressive Growth Portfolio (Class A)	—	20,637,786	20,673,016
Harris Oakmark International Portfolio (Class A)	—	27,768,770	30,957,599
Invesco Comstock Portfolio (Class A)	5,876,866	43,087,622	38,846,899
Invesco Small Cap Growth Portfolio (Class A)	—	20,900,828	11,499,339
Jennison Growth Portfolio (Class A)	9,080,692	58,254,089	27,813,927
JPMorgan Core Bond Portfolio (Class A)	20,900,828	(2,276,568)	63,318,789
JPMorgan Small Cap Value Portfolio (Class A)	43,799,004	(36,580,310)	5,975,827
Loomis Sayles Small Cap Growth Portfolio (Class A)	65,783,511	(56,702,819)	4,584,760
MFS Research International Portfolio (Class A)	18,813,925	(12,883,041)	21,999,599
MFS Value Portfolio (Class A)	—	59,849,897	51,489,020
MFS Value Portfolio II (Class A)	12,835,283	18,807,824	—
Neuberger Berman Genesis Portfolio (Class A)	50,195,240	(36,992,081)	5,002,050
Oppenheimer Global Equity Portfolio (Class A)	2,990,185	11,479,953	5,740,518
PIMCO Inflation Protected Bond Portfolio (Class A)	17,529,082	(9,937,575)	42,716,467
PIMCO Total Return Portfolio (Class A)	—	13,171,140	74,037,540
T. Rowe Price Large Cap Growth Portfolio (Class A)	16,995,061	52,613,089	16,659,240
T. Rowe Price Large Cap Value Portfolio (Class A)	—	72,178,508	20,019,771
T. Rowe Price Mid Cap Growth Portfolio (Class A)	59,430,563	(45,637,131)	9,499,153
T. Rowe Price Small Cap Growth Portfolio (Class A)	—	17,242,175	8,506,395
TCW Core Fixed Income Portfolio (Class A)	13,793,432	5,460,876	76,253,125
Van Eck Global Natural Resources Portfolio (Class A)	—	654,635	36,431,204
Wells Capital Management Mid Cap Value Portfolio (Class A)	48,276,362	(44,856,617)	3,080,151
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	33,703,002	(18,998,509)	21,317,883
Western Asset Management U.S. Government Portfolio (Class A)	—	12,851,543	49,064,882

	$597,468,006	$248,161,788

BHFTII-12

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2018 was as follows:

Cost basis of investments	$13,323,603,410

Gross unrealized appreciation	748,965,616
Gross unrealized depreciation	(423,841,809)

Net unrealized appreciation (depreciation)	$325,123,807

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$250,142,858	$456,253,652	$572,489,486	$1,296,019,571	$822,632,344	$1,752,273,223

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$223,436,437	$520,182,677	$1,437,982,659	$—	$2,181,601,773

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Asset Allocation Portfolio had no accumulated capital losses.

BHFTII-13

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2018, the Class A and B shares of the Brighthouse Asset Allocation 80 Portfolio returned 1.41% and 1.23%, respectively. The Portfolio’s benchmark, the Dow Jones Moderately Aggressive Index1, returned 0.94%.

MARKET ENVIRONMENT / CONDITIONS

After nine years of being in a bull market (the second longest on record) and emerging from 2017 with record low volatility, a degree of complacency manifested among investors at the beginning of the year. Consequently, it only took a wage-growth number 0.3% higher than consensus expectations (2.9% vs. 2.6%) to trigger a spike in volatility, with the CBOE VIX Index more than quadrupling during trading on February 5th, and the market subsequently falling approximately 10% over the span of two weeks. The growth in wages made investors anxious that the Federal Reserve (the “Fed”) would raise rates sooner than expected in an effort to tame inflation, and that the end of the bull market would consequently come sooner than anticipated. The Fed, however, tends to be less fickle than equity markets, relying on significantly more data than a single monthly input. The central bank did not deviate from their official plan for interest rate increases, and there have only been two rate hikes so far in 2018. In this time, the federal funds rate target range has been pushed to between 1.75% and 2%, and two additional rate hikes are expected before the year is over. At the same time, the Fed is actively reducing the size of its balance sheet by capping the reinvestments of principal payments from its Treasuries and Mortgage-Backed Securities holdings. As of July 2018, the Fed is letting its balance sheet shrink by an average of $40 billion per month, after reducing its balance sheet from approximately $4.44 trillion to $4.28 trillion over the first six months of the year. However, long-term rates have barely moved so far this year, with 30-year rates up just 20 basis points from 2.8% to 3%. Meanwhile, the 2-year rate has moved from 1.8% to 2.4%, resulting in a significant flattening of the yield curve.

In addition to inflation concerns, the market has been preoccupied with the evolving “trade war”. President Trump’s first volley was establishing tariffs on steel and aluminum, a move that was quickly reciprocated by China, Canada, and the European Union, leading to additional back and forth tariffs. This added to the volatility not just in the U.S., but in foreign developed markets and, in particular, emerging markets, with the latter being perceived as the biggest losers in a potential global trade war.

Despite the headline fears and an observed increase in volatility, a constellation of various economic data points optimistically suggests that 2018 may be one of the highest-growth years since the recession of ’08-‘09. As such, real gross domestic product increased at an estimated annual rate of 2.2% during the first quarter of 2018 and 4.1% during the second quarter. Although growth above 3% is expected to be only temporary (a direct result of the recently implemented tax cuts), there are strong fundamental arguments for continued moderate growth after 2018. For example, unemployment hit a record low of 3.8% in May (the lowest since the late 1960’s) before subsequently increasing to 4%. Disposable personal income and consumer spending both are at new all-time highs (although, as an ominous point that should be noted, consumer debt is setting new highs as well and is poised to reach $4 trillion by the end of the year). Capital expenditures by businesses are on track to grow approximately 26% for the first quarter (although from a depressed base), all this data in combination fuels hopes for continued economic expansion. Finally, the Trump administration has made significant progress in their efforts to reduce regulation, a move that market participants believe will help businesses grow.

All in all, U.S. equities were the best returning asset class for the first half of 2018, with the S&P 500 Index returning 2.7% and the Russell 2000 Index returning 7.7%. Non-U.S. equities, on the other hand, were a drag on globally diversified portfolios, with foreign developed equities and emerging market equities returning -2.8% and -6.7% respectively, as measured by the MSCI EAFE and the MSCI Emerging Market indices. The rising interest rates also took a toll on fixed income investors, as the Bloomberg Barclays U.S. Aggregate Bond Index fell 1.6%, while the Bloomberg Barclays Global Treasury Index did slightly better, falling only 0.6%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Brighthouse Asset Allocation 80 Portfolio invests in underlying portfolios of the Brighthouse Funds Trust I and the Brighthouse Funds Trust II to maintain a broad asset allocation of approximately 80% to equities and 20% to fixed income.

Over the six-month period, the Portfolio outpaced the Dow Jones Moderately Aggressive Index. Strong performance within the Large Cap, Mid Cap, and Small Cap portfolios offset headwinds from an underweight to Small Cap equity.

Fixed Income returns were in-line with benchmark performance over the first half of 2018. The biggest contributor to performance was the BlackRock High Yield Portfolio, which outperformed its benchmark by 0.4%. The portfolio’s positions in Consumer Discretionary, Energy, and Healthcare were the largest contributors to return during the first half of 2018. In addition, tactical positions in bank loans and preferred equity also benefitted performance. The PIMCO Total Return Portfolio outperformed its benchmark by 0.2%. U.S. duration and curve positioning contributed to performance as an underweight position to the front- and long-ends of the yield curve benefitted from a general rise in interest rates. Within credit, an underweight to investment grade corporates, notably Industrials, added to performance as spreads widened. At the other end of the spectrum was the Western Asset Management Strategic Bond Opportunities Portfolio which underperformed its benchmark by 1.4%. The portfolio’s overweight duration bias in the U.S. and select emerging market countries significantly detracted from performance over the period. In addition, positions in emerging market currencies such as the Argentine peso and Brazilian real weighed on results.

BHFTII-1

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

Contribution from the underlying domestic equity portfolios to relative performance was positive, as the Large Cap, Mid Cap, and Small Cap managers delivered positive relative results. Within Large Cap, six of nine portfolios outpaced their respective benchmarks during the six-month period. The BlackRock Capital Appreciation Portfolio stood out positively as it outperformed its benchmark by 7.2% for the six-month period. Positions within the Consumer Discretionary, Technology, and Healthcare sectors were a source of strength over the period. Another strong performer was the Jennison Growth Portfolio which outperformed its benchmark by 4.7%. The main drivers of outperformance were security selection within Consumer Discretionary and Technology as well as an overweight to Consumer Discretionary. The MFS Value Portfolio, on the other hand, slightly underperformed its benchmark by 2.0% for the period. The underperformance was predominantly driven by an underweight to Energy and suboptimal security selection within Consumer Staples. Within the Mid Cap equity sleeve, the Morgan Stanley Mid Cap Growth Portfolio outperformed its benchmark by an impressive 17.4%. The outstanding performance was primarily a result of strong security selection within Technology and Healthcare and a large overweight to Technology had also aided returns. The biggest underperformer in the Mid Cap sleeve was the Wells Capital Management Mid Cap Value Portfolio, which lagged its benchmark by 2%. While the portfolio benefitted from strong security selection within Technology and Utilities, it was insufficient to make up for the drag on performance stemming from poor security selection within Consumer Staples, Real Estate, and Basic Materials. Within the Small Cap equity sleeve, the strongest performer was the Loomis Sayles Small Cap Growth Portfolio, which beat its benchmark by 5.3%. The portfolio overall benefitted significantly from exceptional security selection within Healthcare, Technology, and Consumer Staples, as well as beneficial overweights to Healthcare and Technology.

The non-U.S. equity portfolios overall were a headwind to relative performance. The strongest performance came from the Oppenheimer Global Equity Portfolio, which outperformed its benchmark by 2.4% over the period. The majority of the outperformance was a result of strong security selection within Technology, Consumer Discretionary, and Healthcare, in addition to a favorable overweight to Technology. On the other hand, the Harris Oakmark International Portfolio conspicuously lagged its benchmark by 4.6%. The portfolio lagged due to poor security selection within Consumer Discretionary, Financials, and Basic Materials. In addition, an overweight to Financials and underweight to Energy also detracted from relative performance. Lastly, Brighthouse/Aberdeen Emerging Markets Equity Portfolio underperformed its benchmark by 4.2% for the period as poor security selection within Basic Materials, Consumer Staples, and Energy dragged on performance.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATELY AGGRESSIVE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2018

	6 Month	1 Year	5 Year	10 Year
Brighthouse Asset Allocation 80 Portfolio
Class A	1.41	10.65	9.41	7.36
Class B	1.23	10.33	9.13	7.10
Dow Jones Moderately Aggressive Index	0.94	10.37	9.06	7.35

1 The Dow Jones Moderately Aggressive Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk combination will have 80% of the risk of an all equity portfolio.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2018

Top Holdings

% of Net Assets
MFS Value Portfolio (Class A)	6.1
Invesco Comstock Portfolio (Class A)	5.6
T. Rowe Price Large Cap Value Portfolio (Class A)	5.4
Jennison Growth Portfolio (Class A)	5.1
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	5.1
ClearBridge Aggressive Growth Portfolio (Class A)	4.7
T. Rowe Price Large Cap Growth Portfolio (Class A)	4.4
Harris Oakmark International Portfolio (Class A)	4.2
Baillie Gifford International Stock Portfolio (Class A)	4.0
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	3.6

Asset Allocation

% of Net Assets
U.S. Large Cap Equities	43.5
International Developed Market Equities	16.6
Investment Grade Fixed Income	12.1
U.S. Small Cap Equities	8.7
Global Equities	4.8
High Yield Fixed Income	3.5
U.S. Mid Cap Equities	3.1
International Fixed Income	2.9
Real Estate Equities	2.6
Emerging Market Equities	2.3

BHFTII-3

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2018 through June 30, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Asset Allocation 80 Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period** January 1, 2018 to June 30, 2018
Class A (a)	Actual	0.68%	$1,000.00	$1,014.10	$3.40
	Hypothetical*	0.68%	$1,000.00	$1,021.42	$3.41

Class B (a)	Actual	0.93%	$1,000.00	$1,012.30	$4.64
	Hypothetical*	0.93%	$1,000.00	$1,020.18	$4.66

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio (Class A) (a)	33,984,985	$436,707,055
BlackRock Bond Income Portfolio (Class A) (a)	3,264,665	332,604,088
BlackRock Capital Appreciation Portfolio (Class A) (a)	8,626,288	374,208,394
BlackRock High Yield Portfolio (Class A) (b)	7,456,442	55,774,189
Brighthouse Small Cap Value Portfolio (Class A) (b)	11,736,425	192,007,919
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A) (b)	25,130,332	248,287,684
Brighthouse/Artisan International Portfolio (Class A) (b)	35,044,333	380,231,010
Brighthouse/Artisan Mid Cap Value Portfolio (Class A) (a)	114,822	28,392,143
Brighthouse/Dimensional International Small Company Portfolio (Class A) (a)	15,998,444	215,978,996
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A) (b)	10,963,908	111,502,941
Brighthouse/Templeton International Bond Portfolio (Class A) (b) (c)	32,539,323	324,417,054
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A) (a)	18,408,457	562,378,373
Brighthouse/Wellington Large Cap Research Portfolio (Class A) (b)	27,257,920	395,784,993
Clarion Global Real Estate Portfolio (Class A) (b)	24,537,140	281,931,738
ClearBridge Aggressive Growth Portfolio (Class A) (b)	27,836,710	517,206,076
Frontier Mid Cap Growth Portfolio (Class A) (a)	1,566,062	55,939,751
Harris Oakmark International Portfolio (Class A) (b)	31,473,873	465,183,842
Invesco Comstock Portfolio (Class A) (b)	40,908,017	617,711,062
Invesco Small Cap Growth Portfolio (Class A) (b)	17,086,644	256,641,386
Jennison Growth Portfolio (Class A) (a)	34,945,647	565,420,576
JPMorgan Core Bond Portfolio (Class A) (b)	22,515,609	221,778,748
JPMorgan Small Cap Value Portfolio (Class A) (b)	9,800,960	170,144,668
Loomis Sayles Small Cap Growth Portfolio (Class A) (a)	9,471,580	142,831,420
MFS Research International Portfolio (Class A) (b)	26,536,415	327,459,359

Security Description	Shares	Value

Affiliated Investment Companies—(Continued)
MFS Value Portfolio (Class A) (a)	45,592,562	$673,858,064
Morgan Stanley Mid Cap Growth Portfolio (Class A) (b)	1,450,293	29,948,544
Neuberger Berman Genesis Portfolio (Class A) (a)	1,378,952	28,668,402
Oppenheimer Global Equity Portfolio (Class A) (b)	6,999,172	167,700,151
PIMCO Inflation Protected Bond Portfolio (Class A) (b)	17,151,300	167,225,177
PIMCO Total Return Portfolio (Class A) (b)	29,573,870	332,114,556
T. Rowe Price Large Cap Growth Portfolio (Class A) (a)	21,177,704	486,240,075
T. Rowe Price Large Cap Value Portfolio (Class A) (b)	19,053,958	595,626,735
T. Rowe Price Mid Cap Growth Portfolio (Class A) (b)	10,250,128	111,828,898
T. Rowe Price Small Cap Growth Portfolio (Class A) (a)	6,965,935	170,595,748
TCW Core Fixed Income Portfolio (Class A) (b)	28,244,933	277,365,241
Van Eck Global Natural Resources Portfolio (Class A) (a)	34,239,733	366,022,748
Wells Capital Management Mid Cap Value Portfolio (Class A) (b)	9,943,918	111,471,324
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (a)	16,989,750	217,298,907

Total Mutual Funds (Cost $10,255,938,727)		11,016,488,035

Total Investments—100.0% (Cost $10,255,938,727)		11,016,488,035
Other assets and liabilities (net)—0.0%		(2,934,898)

Net Assets—100.0%		$11,013,553,137

(a)	A Portfolio of Brighthouse Funds Trust II. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(b)	A Portfolio of Brighthouse Funds Trust I. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(c)	Non-income producing security.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2018:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$11,016,488,035	$—	$—	$11,016,488,035
Total Investments	$11,016,488,035	$—	$—	$11,016,488,035

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

Assets
Affiliated investments at value (a)	$11,016,488,035
Receivable for:
Affiliated investments sold	3,836,629
Fund shares sold	181,823

Total Assets	11,020,506,487
Liabilities
Payables for:
Fund shares redeemed	4,018,452
Accrued Expenses:
Management fees	490,755
Distribution and service fees	2,210,396
Deferred trustees’ fees	184,403
Other expenses	49,344

Total Liabilities	6,953,350

Net Assets	$11,013,553,137

Net Assets Consist of:
Paid in surplus	$9,279,369,745
Undistributed net investment income	154,742,067
Accumulated net realized gain	818,892,017
Unrealized appreciation on affiliated investments	760,549,308

Net Assets	$11,013,553,137

Net Assets
Class A	$429,337,231
Class B	10,584,215,906
Capital Shares Outstanding*
Class A	31,546,486
Class B	780,893,095
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.61
Class B	13.55

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $10,255,938,727.

Statement of Operations

Six Months Ended June 30, 2018 (Unaudited)

Investment Income
Dividends from affiliated investments	$171,940,686

Total investment income	171,940,686
Expenses
Management fees	3,014,988
Administration fees	11,041
Custodian and accounting fees	13,730
Distribution and service fees—Class B	13,602,731
Audit and tax services	15,684
Legal	21,433
Trustees’ fees and expenses	20,718
Miscellaneous	6,524

Total expenses	16,706,849

Net Investment Income	155,233,837

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Affiliated investments	264,922,502
Capital gain distributions from affiliated investments	659,739,787

Net realized gain	924,662,289

Net change in unrealized depreciation on affiliated investments	(927,818,229)

Net realized and unrealized loss	(3,155,940)

Net Increase in Net Assets From Operations	$152,077,897

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$155,233,837	$133,191,348
Net realized gain	924,662,289	540,074,337
Net change in unrealized appreciation (depreciation)	(927,818,229)	1,300,448,131

Increase in net assets from operations	152,077,897	1,973,713,816

From Distributions to Shareholders
Net investment income
Class A	(6,636,660)	(7,454,246)
Class B	(138,104,094)	(167,613,633)
Net realized capital gains
Class A	(18,868,352)	(22,901,598)
Class B	(470,741,911)	(593,631,616)

Total distributions	(634,351,017)	(791,601,093)

Decrease in net assets from capital share transactions	(60,261,183)	(484,248,915)

Total increase (decrease) in net assets	(542,534,303)	697,863,808

Net Assets
Beginning of period	11,556,087,440	10,858,223,632

End of period	$11,013,553,137	$11,556,087,440

Undistributed net investment income
End of period	$154,742,067	$144,248,984

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	519,058	$7,515,527	1,308,539	$17,709,267
Reinvestments	1,837,537	25,505,012	2,331,478	30,355,844
Redemptions	(1,438,315)	(20,778,847)	(3,985,253)	(53,924,034)

Net increase (decrease)	918,280	$12,241,692	(345,236)	$(5,858,923)

Class B
Sales	4,057,617	$58,569,907	8,340,811	$112,523,526
Reinvestments	44,055,427	608,846,005	58,692,772	761,245,249
Redemptions	(51,672,333)	(739,918,787)	(100,029,010)	(1,352,158,767)

Net decrease	(3,559,289)	$(72,502,875)	(32,995,427)	$(478,389,992)

Decrease derived from capital shares transactions		$(60,261,183)		$(484,248,915)

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$14.25		$12.86	$13.98	$14.92	$14.41	$11.78

Income (Loss) from Investment Operations
Net investment income (a)	0.22		0.19	0.20	0.29	0.18	0.21
Net realized and unrealized gain (loss) on investments	(0.01)		2.22	0.82	(0.47)	0.60	2.64

Total from investment operations	0.21		2.41	1.02	(0.18)	0.78	2.85

Less Distributions
Distributions from net investment income	(0.22)		(0.25)	(0.46)	(0.08)	(0.27)	(0.22)
Distributions from net realized capital gains	(0.63)		(0.77)	(1.68)	(0.68)	0.00	0.00

Total distributions	(0.85)		(1.02)	(2.14)	(0.76)	(0.27)	(0.22)

Net Asset Value, End of Period	$13.61		$14.25	$12.86	$13.98	$14.92	$14.41

Total Return (%) (b)	1.41	(c)	19.44	8.43	(1.50)	5.53	24.51

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.05	(e)	0.06	0.06	0.05	0.06	0.07
Ratio of net investment income to average net assets (%) (f)	1.47	(e)(g)	1.42	1.55	1.96	1.26	1.65
Portfolio turnover rate (%)	8	(c)	7	10	13	22	13
Net assets, end of period (in millions)	$429.3		$436.4	$398.2	$386.4	$395.4	$365.2

	Class B
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$14.18		$12.80	$13.92	$14.86	$14.36	$11.73

Income (Loss) from Investment Operations
Net investment income (a)	0.19		0.16	0.17	0.25	0.02	0.19
Net realized and unrealized gain (loss) on investments	0.00		2.21	0.81	(0.46)	0.72	2.63

Total from investment operations	0.19		2.37	0.98	(0.21)	0.74	2.82

Less Distributions
Distributions from net investment income	(0.19)		(0.22)	(0.42)	(0.05)	(0.24)	(0.19)
Distributions from net realized capital gains	(0.63)		(0.77)	(1.68)	(0.68)	0.00	0.00

Total distributions	(0.82)		(0.99)	(2.10)	(0.73)	(0.24)	(0.19)

Net Asset Value, End of Period	$13.55		$14.18	$12.80	$13.92	$14.86	$14.36

Total Return (%) (b)	1.23	(c)	19.16	8.14	(1.70)	5.23	24.31

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.30	(e)	0.31	0.31	0.30	0.31	0.32
Ratio of net investment income to average net assets (%) (f)	1.21	(e)(g)	1.17	1.32	1.73	0.14	1.43
Portfolio turnover rate (%)	8	(c)	7	10	13	22	13
Net assets, end of period (in millions)	$10,584.2		$11,119.7	$10,460.0	$10,742.1	$12,034.0	$3,042.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(g)	The income earned by the Asset Allocation Portfolio through the investments in Underlying Portfolios is not annualized.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Notes to Financial Statements—June 30, 2018 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Asset Allocation 80 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by Brighthouse Investment Advisers (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Asset Allocation Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2018 through the date the financial statements were issued.

The Asset Allocation Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Asset Allocation Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Asset Allocation Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Asset Allocation Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Asset Allocation Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820-Fair Value Measurement.

Investments in the Underlying Portfolios are valued at their closing daily NAV on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - Asset Allocation Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to adjustments related to prior period accumulated balances and distributions from Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable

BHFTII-9

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2018, the Asset Allocation Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio for the six months ended June 30, 2018 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$1,065,482,186	$0	$945,303,830

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Asset Allocation Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2018	% per annum	Average Daily Net Assets
$3,014,988	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above management fee paid to Brighthouse Investment Advisers, the Asset Allocation Portfolio indirectly pays Brighthouse Investment Advisers an investment advisory fee through its investments in the Underlying Portfolios.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Asset Allocation Portfolio’s Class A and B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Services Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Services Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amounts incurred by the Asset Allocation Portfolio for the six months ended June 30, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the six months ended June 30, 2018 were as follows:

Security Description	Market Value December 31, 2017	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of June 30, 2018
Baillie Gifford International Stock Portfolio (Class A)	$410,609,221	$63,852,018	$(18,603,501)	$6,980,195	$(26,130,878)	$436,707,055
BlackRock Bond Income Portfolio (Class A)	330,107,343	23,481,537	(5,087,189)	(42,041)	(15,855,562)	332,604,088
BlackRock Capital Appreciation Portfolio (Class A)	407,888,711	49,387,625	(88,947,985)	34,357,417	(28,477,374)	374,208,394
BlackRock High Yield Portfolio (Class A)	57,763,657	2,871,049	(2,283,114)	(122,634)	(2,454,769)	55,774,189
Brighthouse Small Cap Value Portfolio (Class A)	174,761,477	31,423,269	(6,689,165)	339,834	(7,827,496)	192,007,919
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	294,797,711	7,551,937	(16,941,617)	1,690,036	(38,810,383)	248,287,684
Brighthouse/Artisan International Portfolio (Class A)	378,601,301	38,444,912	(22,797,189)	3,192,906	(17,210,920)	380,231,010
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	58,431,188	1,678,576	(30,229,217)	3,789,267	(5,277,671)	28,392,143
Brighthouse/Dimensional International Small Company Portfolio (Class A)	236,218,700	20,838,788	(13,957,531)	(562,995)	(26,557,966)	215,978,996
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	112,502,683	4,738,111	(3,988,296)	59,075	(1,808,632)	111,502,941
Brighthouse/Templeton International Bond Portfolio (Class A)	326,689,528	8,779,506	(7,453,579)	133,925	(3,732,326)	324,417,054
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	583,694,106	40,327,101	(31,052,198)	12,381,529	(42,972,165)	562,378,373
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	407,853,287	49,958,933	(25,507,530)	5,087,619	(41,607,316)	395,784,993
Clarion Global Real Estate Portfolio (Class A)	290,264,070	17,191,834	(3,326,254)	1,581,337	(23,779,249)	281,931,738
ClearBridge Aggressive Growth Portfolio (Class A)	554,033,443	27,776,603	(71,813,299)	39,967,357	(32,758,028)	517,206,076
Frontier Mid Cap Growth Portfolio (Class A)	58,104,366	6,150,646	(4,437,715)	1,038,069	(4,915,615)	55,939,751
Harris Oakmark International Portfolio (Class A)	496,293,756	55,234,569	(22,589,150)	3,925,933	(67,681,266)	465,183,842
Invesco Comstock Portfolio (Class A)	672,572,984	51,634,770	(57,671,783)	21,702,013	(70,526,922)	617,711,062
Invesco Small Cap Growth Portfolio (Class A)	291,587,838	31,098,676	(61,063,308)	(2,032,117)	(2,949,703)	256,641,386
Jennison Growth Portfolio (Class A)	579,196,578	84,350,931	(81,178,042)	29,515,824	(46,464,715)	565,420,576
JPMorgan Core Bond Portfolio (Class A)	218,544,630	16,893,929	(3,874,512)	(14,936)	(9,770,363)	221,778,748
JPMorgan Small Cap Value Portfolio (Class A)	173,501,338	11,843,030	(13,001,038)	1,558,255	(3,756,917)	170,144,668
Loomis Sayles Small Cap Growth Portfolio (Class A)	145,483,558	18,741,441	(23,139,524)	6,817,327	(5,071,382)	142,831,420
MFS Research International Portfolio (Class A)	352,313,230	7,163,064	(20,294,236)	5,920,997	(17,643,696)	327,459,359
MFS Value Portfolio (Class A)	642,347,528	52,978,827	(28,349,177)	12,953,219	(6,072,333)	673,858,064
MFS Value Portfolio II (Class A)	87,604,656	25,430,566	(1,268,510)	46,758	(111,813,470)	—

BHFTII-11

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Security Description	Market Value December 31, 2017	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of June 30, 2018
Morgan Stanley Mid Cap Growth Portfolio (Class A)	$58,060,082	$5,402,226	$(38,520,874)	$16,794,200	$(11,787,090)	$29,948,544
Neuberger Berman Genesis Portfolio (Class A)	58,398,260	3,642,940	(31,807,423)	12,149,415	(13,714,790)	28,668,402
Oppenheimer Global Equity Portfolio (Class A)	175,049,998	17,616,387	(11,070,799)	2,957,093	(16,852,528)	167,700,151
PIMCO Inflation Protected Bond Portfolio (Class A)	165,112,441	9,092,684	(3,461,159)	(502,381)	(3,016,408)	167,225,177
PIMCO Total Return Portfolio (Class A)	331,926,225	16,280,545	(6,201,801)	(497,879)	(9,392,534)	332,114,556
T. Rowe Price Large Cap Growth Portfolio (Class A)	520,862,703	88,466,212	(84,244,591)	29,456,750	(68,300,999)	486,240,075
T. Rowe Price Large Cap Value Portfolio (Class A)	639,434,904	68,619,489	(39,880,945)	13,106,809	(85,653,522)	595,626,735
T. Rowe Price Mid Cap Growth Portfolio (Class A)	116,420,330	14,787,687	(10,308,745)	2,170,739	(11,241,113)	111,828,898
T. Rowe Price Small Cap Growth Portfolio (Class A)	175,319,282	14,086,535	(17,945,978)	3,258,021	(4,122,112)	170,595,748
TCW Core Fixed Income Portfolio (Class A)	272,970,061	20,203,938	(4,858,795)	15,096	(10,965,059)	277,365,241
Van Eck Global Natural Resources Portfolio (Class A)	357,886,888	34,574,139	(23,282,124)	(3,044,509)	(111,646)	366,022,748
Wells Capital Management Mid Cap Value Portfolio (Class A)	117,041,723	11,014,313	(3,058,229)	(796,165)	(12,730,318)	111,471,324
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	228,955,621	11,872,843	(5,117,708)	(408,856)	(18,002,993)	217,298,907

	$11,559,205,406	$1,065,482,186	$(945,303,830)	$264,922,502	$(927,818,229)	$11,016,488,035

Security Description	Capital Gain Distributions	Income earned from affiliates during the period	Number of shares held at June 30, 2018
Baillie Gifford International Stock Portfolio (Class A)	$—	$5,107,038	33,984,985
BlackRock Bond Income Portfolio (Class A)	—	11,208,672	3,264,665
BlackRock Capital Appreciation Portfolio (Class A)	48,921,162	461,593	8,626,288
BlackRock High Yield Portfolio (Class A)	—	2,850,753	7,456,442
Brighthouse Small Cap Value Portfolio (Class A)	10,053,255	2,406,189	11,736,425
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	—	7,492,278	25,130,332
Brighthouse/Artisan International Portfolio (Class A)	—	5,799,989	35,044,333
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	1,500,487	177,694	114,822
Brighthouse/Dimensional International Small Company Portfolio (Class A)	14,995,384	5,835,571	15,998,444
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	—	4,278,931	10,963,908
Brighthouse/Templeton International Bond Portfolio (Class A)	—	—	32,539,323
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	30,331,348	9,995,753	18,408,457
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	45,825,433	4,130,811	27,257,920
Clarion Global Real Estate Portfolio (Class A)	—	17,025,353	24,537,140
ClearBridge Aggressive Growth Portfolio (Class A)	23,592,567	4,184,036	27,836,710
Frontier Mid Cap Growth Portfolio (Class A)	6,150,646	—	1,566,062
Harris Oakmark International Portfolio (Class A)	19,126,116	9,103,438	31,473,873
Invesco Comstock Portfolio (Class A)	46,179,286	5,446,206	40,908,017
Invesco Small Cap Growth Portfolio (Class A)	31,098,676	—	17,086,644
Jennison Growth Portfolio (Class A)	82,388,015	1,942,827	34,945,647
JPMorgan Core Bond Portfolio (Class A)	—	6,601,198	22,515,609
JPMorgan Small Cap Value Portfolio (Class A)	9,635,723	2,200,064	9,800,960
Loomis Sayles Small Cap Growth Portfolio (Class A)	18,741,441	—	9,471,580
MFS Research International Portfolio (Class A)	—	7,156,917	26,536,415
MFS Value Portfolio (Class A)	42,780,685	10,187,890	45,592,562
MFS Value Portfolio II (Class A)	22,698,981	2,730,087	—
Morgan Stanley Mid Cap Growth Portfolio (Class A)	5,399,803	—	1,450,293
Neuberger Berman Genesis Portfolio (Class A)	3,541,437	101,502	1,378,952
Oppenheimer Global Equity Portfolio (Class A)	15,556,508	2,059,879	6,999,172
PIMCO Inflation Protected Bond Portfolio (Class A)	—	3,038,065	17,151,300
PIMCO Total Return Portfolio (Class A)	—	5,245,469	29,573,870
T. Rowe Price Large Cap Growth Portfolio (Class A)	86,427,934	2,027,739	21,177,704
T. Rowe Price Large Cap Value Portfolio (Class A)	56,494,641	12,118,187	19,053,958
T. Rowe Price Mid Cap Growth Portfolio (Class A)	14,786,453	—	10,250,128
T. Rowe Price Small Cap Growth Portfolio (Class A)	13,884,648	201,887	6,965,935
TCW Core Fixed Income Portfolio (Class A)	—	7,107,351	28,244,933
Van Eck Global Natural Resources Portfolio (Class A)	—	615,279	34,239,733
Wells Capital Management Mid Cap Value Portfolio (Class A)	9,629,158	1,383,293	9,943,918
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	—	11,718,747	16,989,750

	$659,739,787	$171,940,686	$726,217,209

BHFTII-12

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2018 was as follows:

Cost basis of investments	$10,362,454,044

Gross unrealized appreciation	940,991,275
Gross unrealized depreciation	(286,957,284)

Net unrealized appreciation (depreciation)	$654,033,991

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$175,067,879	$322,023,352	$616,533,214	$1,279,916,103	$791,601,093	$1,601,939,455

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$144,442,881	$490,355,309	$1,581,852,220	$—	$2,216,650,410

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Asset Allocation Portfolio had no accumulated capital losses.

BHFTII-13

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Managed by Frontier Capital Management Company, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2018, the Class A, B, D, and E shares of the Frontier Mid Cap Growth Portfolio returned 3.87%, 3.71%, 3.81%, and 3.77%, respectively. The Portfolio’s benchmark, the Russell Midcap Growth Index1, returned 5.40%.

MARKET ENVIRONMENT / CONDITIONS

Gains in the market were driven by robust corporate earnings, solid economic indicators, elevated mergers & acquisition activity and increased capital returns in the form of buybacks. However, beneath the surface of higher index levels, performance has been less uniform as angst about the impact of higher interest rates and the prospect of economic growth peaking have caused a wide performance gap between value and growth. With fears of economic growth topping due to the Federal Reserve raising rates and increased trade tensions, steady growth and cyclical stocks have underperformed high growth stocks.

Indeed, over the past six months stocks of companies without earnings have outperformed companies with earnings by 13% in the Russell Midcap® Growth Index as the market has rewarded companies with fast growing revenues over profitability. Likewise, companies with the lowest returns on equity have substantially outperformed companies with higher returns on equity, high price to earnings (“P/E”) stocks have outperformed low P/E stocks, and high price to sales stocks have outperformed low price to sales stocks. All of these tendencies run counter to long term trends and the result is high momentum stocks outperforming.

PORTFOLIO REVIEW / PERIOD END POSITIONING

From a Portfolio perspective, relative performance during the period was hindered principally by stock specific setbacks within Consumer Discretionary and Information Technology, offset modestly by positive selection in Financials and Energy. Within Consumer Discretionary, LKQ Corp. fell as systems start up issues at a large distribution center prompted an earnings miss. We believed the matters would be remedied in the second quarter and increased the Portfolio’s investment given the company’s domestic dominance and growing European opportunity as an alternative parts distributor. Auto components manufacturer Dana, Inc. was also a headwind to performance as material cost pressures restrained productivity efforts meant to expand margins. We sold the stock over the period given concerns about the truck cycle peaking at a time other levers for earnings growth appear more doubtful. Information Technology likewise was a hindrance as communications technology providers MACOM and Universal Display suffered from weaker than expected equipment demand from original equipment manufacturer (OEM) customers ahead of anticipated technology transitions later in 2018. Both have key enabling technology for emerging optical communications and displays respectively and we maintained the Portfolio’s investments in each.

On the positive side, the Portfolio benefitted from strong returns in Financials and Energy coupled with favorable positioning and positive stock selection within Industrials. Specifically, Carrizo Oil & Gas rebounded sharply as energy markets gained greater appreciation for their diversified basins of production. Financials performed well led by strong gains in Nasdaq, Inc. as they reported a solid quarter and gave constructive full year guidance. Information Technology company WEX, Inc. was the Portfolio’s overall top contributor during the period as they continued to gain share in business to business payment systems for the petroleum, travel and health care verticals. Finally, the Portfolio’s cautious sector positioning toward Industrials proved warranted.

In terms of the Portfolio’s positioning, we were skeptical of cyclically oriented companies this far along in the economic cycle amid an environment of rising interest rates. This is best reflected in the Portfolio’s underweight position in Industrials which has been rewarded year to date. Alternatively, we were overweight Financials as we believed higher interest rates should benefit a select subset of Financials, and this has proved accurate as companies such as LPL Financial, E*TRADE and Webster Bank have all benefitted from higher rates so far.

We remained optimistic about the economy and the favorable secular growth trends in the Portfolio’s investments. We continued to look for companies that we believe can achieve strong long-term earnings power but trade at attractive valuations. At period end, we saw opportunities in Health Care, Financials and Materials and as a result, these were the Portfolio’s three largest overweight sectors. In Health Care, we continued to see appealing innovation in the Medical Technology, Pharmaceutical and Biotechnology areas. Regarding Financials, we continued to focus on companies benefitting from competitive share gains while also being beneficiaries of rising rates. With respect to Materials, we found both the aerospace and infrastructure markets to offer appealing investment opportunities. We saw promising secular forces benefitting technology but were growing

BHFTII-1

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Managed by Frontier Capital Management Company, LLC

Portfolio Manager Commentary*—(Continued)

cautious about valuations as the market chases aggressive growth stocks to extremes. We remained focused on areas that can sustain strong multi-year growth while being disciplined about valuations and are less attracted to cyclicals and slow growth areas susceptible to rising interest rates.

Stephen M. Knightly

Christopher J. Scarpa

Portfolio Managers

Frontier Capital Management Company, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP GROWTH INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2018

	6 Month	1 Year	5 Year	10 Year
Frontier Mid Cap Growth Portfolio
Class A	3.87	13.33	13.33	8.20
Class B	3.71	13.03	13.04	7.92
Class D	3.81	13.24	13.22	8.09
Class E	3.77	13.16	13.16	8.04
Russell Midcap Growth Index	5.40	18.52	13.37	10.45

1 The Russell Midcap Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2018

Top Holdings

% of Net Assets
Global Payments, Inc.	2.9
Cintas Corp.	2.4
Waste Connections, Inc.	2.2
FMC Corp.	2.1
Zoetis, Inc.	2.0
WEX, Inc.	2.0
Cooper Cos., Inc. (The)	2.0
O’Reilly Automotive, Inc.	2.0
Nasdaq, Inc.	1.8
Qorvo, Inc.	1.8

Top Sectors

% of Net Assets
Information Technology	30.6
Health Care	18.6
Consumer Discretionary	13.0
Industrials	13.0
Financials	10.8
Materials	8.6
Energy	1.7
Real Estate	1.1
Consumer Staples	0.4

BHFTII-3

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2018 through June 30, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Frontier Mid Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period** January 1, 2018 to June 30, 2018
Class A (a)	Actual	0.73%	$1,000.00	$1,038.70	$3.69
	Hypothetical*	0.73%	$1,000.00	$1,021.18	$3.66

Class B (a)	Actual	0.98%	$1,000.00	$1,037.10	$4.95
	Hypothetical*	0.98%	$1,000.00	$1,019.94	$4.91

Class D (a)	Actual	0.83%	$1,000.00	$1,038.10	$4.19
	Hypothetical*	0.83%	$1,000.00	$1,020.68	$4.16

Class E (a)	Actual	0.88%	$1,000.00	$1,037.70	$4.45
	Hypothetical*	0.88%	$1,000.00	$1,020.43	$4.41

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—97.8% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.0%
BWX Technologies, Inc. (a)	158,134	$9,854,911
Hexcel Corp. (a)	202,008	13,409,291

		23,264,202

Airlines—0.8%
JetBlue Airways Corp. (b)	505,638	9,597,009

Banks—1.2%
Webster Financial Corp. (a)	219,444	13,978,583

Beverages—0.4%
Monster Beverage Corp. (b)	90,444	5,182,441

Biotechnology—4.5%
Alkermes plc (a) (b)	116,787	4,806,953
BioMarin Pharmaceutical, Inc. (a) (b)	171,538	16,158,880
Exact Sciences Corp. (b)	124,333	7,433,870
Incyte Corp. (a) (b)	120,500	8,073,500
Neurocrine Biosciences, Inc. (a) (b)	104,819	10,297,418
TESARO, Inc. (a) (b)	149,091	6,630,077

		53,400,698

Building Products—1.1%
A.O. Smith Corp. (a)	228,390	13,509,269

Capital Markets—7.6%
E*Trade Financial Corp. (b)	154,144	9,427,447
Evercore, Inc. - Class A (a)	112,898	11,905,094
LPL Financial Holdings, Inc. (a)	232,621	15,245,980
Moody’s Corp.	69,494	11,852,897
Nasdaq, Inc.	240,382	21,939,665
Raymond James Financial, Inc.	229,546	20,509,935

		90,881,018

Chemicals—3.3%
FMC Corp.	275,191	24,549,789
Sherwin-Williams Co. (The)	35,305	14,389,259

		38,939,048

Commercial Services & Supplies—6.2%
Cintas Corp.	157,124	29,078,939
KAR Auction Services, Inc. (a)	331,983	18,192,668
Waste Connections, Inc.	348,670	26,247,878

		73,519,485

Communications Equipment—1.4%
Palo Alto Networks, Inc. (a) (b)	83,582	17,173,594

Construction Materials—3.0%
Eagle Materials, Inc.	94,844	9,955,775
Martin Marietta Materials, Inc. (a)	55,952	12,495,760
Vulcan Materials Co.	98,124	12,663,883

		35,115,418

Containers & Packaging—1.5%
Ball Corp. (a)	492,811	17,519,431

Distributors—1.0%
LKQ Corp. (b)	376,749	12,018,293

Diversified Consumer Services—2.1%
Bright Horizons Family Solutions, Inc. (b)	101,592	10,415,212
ServiceMaster Global Holdings, Inc. (b)	241,134	14,340,239

		24,755,451

Electrical Equipment—0.6%
Rockwell Automation, Inc.	44,077	7,326,920

Electronic Equipment, Instruments & Components—1.1%
Amphenol Corp. - Class A	150,793	13,141,610

Equity Real Estate Investment Trusts—1.1%
SBA Communications Corp. (b)	77,959	12,872,590

Health Care Equipment & Supplies—8.3%
ABIOMED, Inc. (a) (b)	16,506	6,751,779
Align Technology, Inc. (b)	30,919	10,578,627
Cooper Cos., Inc. (The) (a)	100,678	23,704,635
Edwards Lifesciences Corp. (b)	95,457	13,895,676
Insulet Corp. (a) (b)	115,743	9,919,175
Merit Medical Systems, Inc. (b)	82,801	4,239,411
Nevro Corp. (a) (b)	72,479	5,787,448
STERIS plc (a)	133,873	14,058,004
Teleflex, Inc.	37,673	10,104,275

		99,039,030

Hotels, Restaurants & Leisure—3.5%
Aramark (a)	358,494	13,300,127
MGM Resorts International	58,256	1,691,172
Texas Roadhouse, Inc. (a)	141,856	9,292,987
Yum! Brands, Inc.	215,361	16,845,537

		41,129,823

Insurance—2.0%
Aon plc	79,667	10,927,922
Willis Towers Watson plc	82,709	12,538,685

		23,466,607

IT Services—11.9%
Conduent, Inc. (a) (b)	363,840	6,610,973
DXC Technology Co.	266,826	21,508,844
Gartner, Inc. (a) (b)	65,989	8,769,938
Global Payments, Inc.	305,064	34,011,585
InterXion Holding NV (b)	249,343	15,563,990
Jack Henry & Associates, Inc. (a)	88,261	11,505,704
WEX, Inc. (b)	124,501	23,714,950
Worldpay, Inc. - Class A (b)	249,496	20,403,783

		142,089,767

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Life Sciences Tools & Services—3.3%
Illumina, Inc. (b)	49,543	$13,836,864
QIAGEN NV (b)	380,416	13,755,843
Waters Corp. (a) (b)	61,780	11,959,990

		39,552,697

Metals & Mining—0.9%
Allegheny Technologies, Inc. (b)	430,415	10,812,025

Multiline Retail—2.0%
Dollar General Corp.	161,021	15,876,671
Dollar Tree, Inc. (b)	90,971	7,732,535

		23,609,206

Oil, Gas & Consumable Fuels—1.7%
Carrizo Oil & Gas, Inc. (a) (b)	478,358	13,322,270
Concho Resources, Inc. (a) (b)	52,572	7,273,336

		20,595,606

Pharmaceuticals—2.4%
Nektar Therapeutics (a) (b)	98,037	4,787,147
Zoetis, Inc.	283,332	24,137,053

		28,924,200

Road & Rail—0.7%
Knight-Swift Transportation Holdings, Inc. (a)	223,767	8,550,137

Semiconductors & Semiconductor Equipment—8.5%
Integrated Device Technology, Inc. (a) (b)	389,294	12,410,693
Lam Research Corp.	55,678	9,623,942
MACOM Technology Solutions Holdings, Inc. (a) (b)	309,478	7,130,373
Marvell Technology Group, Ltd. (a)	816,953	17,515,472
Monolithic Power Systems, Inc. (a)	91,121	12,180,144
Qorvo, Inc. (b)	273,391	21,917,757
Semtech Corp. (a) (b)	337,637	15,885,821
Universal Display Corp. (a)	58,493	5,030,398

		101,694,600

Software—7.6%
Activision Blizzard, Inc.	90,435	6,901,999
CDK Global, Inc.	183,401	11,930,235
Electronic Arts, Inc. (b)	134,032	18,901,193
Fortinet, Inc. (b)	113,442	7,082,184
Red Hat, Inc. (b)	44,039	5,917,520
ServiceNow, Inc. (b)	47,471	8,187,323
Splunk, Inc. (b)	108,343	10,737,875
SS&C Technologies Holdings, Inc.	396,391	20,572,693

		90,231,022

Specialty Retail—4.5%
Advance Auto Parts, Inc.	66,013	8,957,964
Carvana Co. (a) (b)	161,104	6,701,926
O’Reilly Automotive, Inc. (b)	85,713	23,448,506

Specialty Retail—(Continued)
Ross Stores, Inc.	167,617	14,205,541

		53,313,937

Trading Companies & Distributors—1.6%
Beacon Roofing Supply, Inc. (a) (b)	135,808	5,788,137
HD Supply Holdings, Inc. (b)	299,606	12,850,101

		18,638,238

Total Common Stocks (Cost $887,206,533)		1,163,841,955

Short-Term Investment—1.4%

Repurchase Agreement—1.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/29/18 at 0.800%, due on 07/02/18 with a maturity value of $17,337,427; collateralized by U.S. Treasury Note at 2.625%, maturing 02/28/23, with a market value of $17,683,301.	17,336,271	17,336,271

Total Short-Term Investments (Cost $17,336,271)		17,336,271

Securities Lending Reinvestments (c)—16.8%

Certificates of Deposit—8.8%
Banco Del Estado De Chile New York 2.455%, 3M LIBOR + 0.100%, 11/14/18 (d)	2,000,000	2,000,108
2.588%, 1M LIBOR + 0.500%, 09/21/18 (d)	4,000,000	4,002,384
Bank of Montreal (Chicago) 2.383%, 3M LIBOR + 0.030%, 11/06/18 (d)	2,000,000	1,999,884
Bank of Nova Scotia 2.605%, 3M LIBOR + 0.280%, 03/20/19 (d)	4,750,000	4,756,650
BNP Paribas New York 2.471%, 1M LIBOR + 0.470%, 12/04/18 (d)	4,000,000	4,003,720
Canadian Imperial Bank of Commerce 2.473%, 3M LIBOR + 0.120%, 01/14/19 (d)	4,000,000	4,001,500
China Construction Bank 2.550%, 09/17/18	5,000,000	4,999,915
Citibank N.A. 2.376%, 1M LIBOR + 0.330%, 09/12/18 (d)	6,000,000	5,999,574
Commonwealth Bank of Australia 2.502%, 3M LIBOR + 0.140%, 04/23/19 (d)	1,000,000	999,849
Cooperative Rabobank UA 2.488%, 3M LIBOR + 0.140%, 10/16/18 (d)	3,500,000	3,502,723
2.525%, 3M LIBOR + 0.200%, 04/05/19 (d)	3,000,000	3,001,131
Credit Agricole S.A. 2.376%, 1M LIBOR + 0.330%, 10/09/18 (d)	2,500,000	2,500,115
Credit Industriel et Commercial (NY) Zero Coupon, 07/24/18	1,987,990	1,997,200
Credit Suisse AG New York 2.437%, 3M LIBOR + 0.100%, 09/27/18 (d)	2,000,000	2,000,336
2.460%, FEDEFF PRV + 0.550%, 09/07/18 (d)	3,000,000	3,000,000

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Industrial & Commercial Bank of China, Ltd. 2.450%, 08/15/18	4,000,000	$3,999,836
Mizuho Bank, Ltd., New York 2.348%, 1M LIBOR + 0.250%, 11/26/18 (d)	3,000,000	3,000,012
Natixis New York 2.215%, 1M LIBOR + 0.210%, 08/06/18 (d)	2,000,000	2,000,104
2.427%, 1M LIBOR + 0.370%, 02/14/19 (d)	2,000,000	2,000,846
2.525%, 1M LIBOR + 0.440%, 09/17/18 (d)	2,000,000	2,000,920
Nordea Bank New York 2.531%, 3M LIBOR + 0.200%, 04/05/19 (d)	5,000,000	5,002,610
Norinchukin Bank New York 2.301%, 1M LIBOR + 0.300%, 09/04/18 (d)	5,000,000	4,998,755
Royal Bank of Canada New York 2.525%, 1M LIBOR + 0.440%, 09/17/18 (d)	1,000,000	1,000,801
Societe Generale 2.256%, 1M LIBOR + 0.210%, 07/10/18 (d)	2,000,000	1,999,966
Standard Chartered plc 2.250%, 08/21/18	2,000,000	2,000,306
2.384%, 1M LIBOR + 0.300%, 08/22/18 (d)	2,000,000	2,000,048
Sumitomo Mitsui Banking Corp., New York 2.235%, 1M LIBOR + 0.230%, 09/05/18 (d)	2,000,000	2,000,060
2.374%, 1M LIBOR + 0.280%, 07/30/18 (d)	3,500,000	3,500,245
Sumitomo Mitsui Trust Bank, Ltd. 2.447%, 3M LIBOR + 0.110%, 10/11/18 (d)	2,000,000	2,000,218
Sumitomo Mitsui Trust Bank, Ltd., London 2.408%, 1M LIBOR + 0.310%, 11/26/18 (d)	5,000,000	5,000,000
Svenska Handelsbanken AB 2.451%, 1M LIBOR + 0.450%, 04/03/19 (d)	2,000,000	2,001,804
2.459%, 3M LIBOR + 0.100%, 04/30/19 (d)	5,000,000	5,000,060
Wells Fargo Bank N.A. 2.467%, 3M LIBOR + 0.130%, 07/11/18 (d)	3,000,000	3,000,069
Westpac Banking Corp. 2.360%, FEDEFF PRV + 0.450%, 02/15/19 (d)	3,000,000	2,999,802

		104,271,551

Commercial Paper—3.2%
Bank of China, Ltd. 2.500%, 07/23/18	2,484,201	2,496,858
Canadian Imperial Bank of Commerce 2.485%, 1M LIBOR + 0.400%, 09/17/18 (d)	5,000,000	5,002,195
ING Funding LLC 2.350%, 1M LIBOR + 0.320%, 02/08/19 (d)	7,000,000	7,002,044
Macquarie Bank, Ltd. 2.280%, 09/04/18	3,976,693	3,983,736
Sheffield Receivables Co. 2.490%, 11/26/18	3,947,710	3,958,532
Starbird Funding Corp. 2.300%, 08/10/18	994,378	997,505
Toyota Motor Credit Corp. 2.320%, 07/26/18	4,965,844	4,993,095
UBS AG 2.431%, 1M LIBOR + 0.430%, 02/01/19 (d)	10,000,000	9,998,080

		38,432,045

Repurchase Agreements—3.0%
Citigroup Global Markets, Inc. Repurchase Agreement dated 01/25/17 at 2.460%, due on 10/01/18 with a maturity value of $781,468; collateralized by U.S. Treasury Obligations with rates ranging from 1.500% - 2.500%, maturity dates ranging from 01/31/19 - 02/15/26, and an aggregate market value of 765,000.	750,000	750,000
Deutsche Bank AG, London Repurchase Agreement dated 01/09/18 at 2.300%, due on 07/02/18 with a maturity value of $1,213,340; collateralized by various Common Stock with an aggregate market value of $1,339,450.	1,200,000	1,200,000
Repurchase Agreement dated 09/12/17 at 2.440%, due on 08/06/18 with a maturity value of $6,644,502; collateralized by various Common Stock with an aggregate market value of $7,255,357.	6,500,000	6,500,000
ING Bank NV Repurchase Agreement dated 05/21/18 at 2.190%, due on 07/02/18 with a maturity value of $1,503,833; collateralized by various Common Stock with an aggregate market value of $1,668,293.	1,500,000	1,500,000
Macquarie Bank, Ltd., London Repurchase Agreement dated 06/29/18 at 2.000%, due on 07/02/18 with a maturity value of $739,211; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.875%, maturity dates ranging from 07/19/18 - 02/15/46, and an aggregate market value of $754,214.	739,088	739,088
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 2.460%, due on 10/01/18 with a maturity value of $1,572,263; collateralized by various Common Stock with an aggregate market value of $1,650,000.	1,500,000	1,500,000
Repurchase Agreement dated 08/01/17 at 2.460%, due on 10/01/18 with a maturity value of $1,543,665; collateralized by various Common Stock with an aggregate market value of $1,650,000.	1,500,000	1,500,000
NBC Global Finance, Ltd. Repurchase Agreement dated 11/30/17 at 2.080%, due on 07/02/18 with a maturity value of $3,037,093; collateralized by various Common Stock with an aggregate market value of $3,338,674.	3,000,000	3,000,000
Repurchase Agreement dated 03/16/18 at 2.080%, due on 07/02/18 with a maturity value of $3,823,712; collateralized by various Common Stock with an aggregate market value of $4,228,987.	3,800,000	3,800,000
Societe Generale Repurchase Agreement dated 03/08/18 at 2.050%, due on 07/02/18 with a maturity value of $4,429,064; collateralized by various Common Stock with an aggregate market value of $4,896,548.	4,400,000	4,400,000
Repurchase Agreement dated 03/16/18 at 2.050%, due on 07/02/18 with a maturity value of $3,219,680; collateralized by various Common Stock with an aggregate market value of $3,561,126.	3,200,000	3,200,000
Repurchase Agreement dated 03/21/18 at 2.050%, due on 07/02/18 with a maturity value of $4,727,567; collateralized by various Common Stock with an aggregate market value of $5,230,404.	4,700,000	4,700,000

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Societe Generale Repurchase Agreement dated 03/28/18 at 2.050%, due on 07/02/18 with a maturity value of $2,513,667; collateralized by various Common Stock with an aggregate market value of $2,782,130.	2,500,000	$2,500,000

		35,289,088

Time Deposits—1.8%
Australia New Zealand Bank 1.900%, 07/02/18	4,000,000	4,000,000
Credit Industriel et Commercial (NY) 1.950%, 07/02/18	3,000,000	3,000,000
DNB Bank ASA 1.870%, 07/02/18	4,000,000	4,000,000
DZ Bank AG 1.890%, 07/02/18	3,000,000	3,000,000
Erste Group Bank AG 1.910%, 07/02/18	2,000,000	2,000,000
Nordea Bank New York 1.880%, 07/02/18	2,000,000	2,000,000
Santander UK Group Holdings plc 1.900%, 07/02/18	2,000,000	2,000,000
Svenska Handelsbanken AB 1.870%, 07/02/18	2,000,000	2,000,000

		22,000,000

Total Securities Lending Reinvestments (Cost $199,965,430)		199,992,684

Total Investments—116.0% (Cost $1,104,508,234)		1,381,170,910
Other assets and liabilities (net)—(16.0)%		(190,780,316)

Net Assets—100.0%		$1,190,390,594

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2018, the market value of securities loaned was $196,105,927 and the collateral received consisted of cash in the amount of $199,895,905. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2018.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2018:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,163,841,955	$—	$—	$1,163,841,955
Total Short-Term Investment*	—	17,336,271	—	17,336,271
Total Securities Lending Reinvestments*	—	199,992,684	—	199,992,684
Total Investments	$1,163,841,955	$217,328,955	$—	$1,381,170,910

Collateral for Securities Loaned (Liability)	$—	$(199,895,905)	$—	$(199,895,905)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

Assets
Investments at value (a) (b)	$1,381,170,910
Receivable for:
Investments sold	10,213,364
Fund shares sold	4,056
Dividends and interest	346,068

Total Assets	1,391,734,398
Liabilities
Collateral for securities loaned	199,895,905
Payables for:
Fund shares redeemed	370,045
Accrued Expenses:
Management fees	693,287
Distribution and service fees	44,902
Deferred trustees’ fees	140,048
Other expenses	199,617

Total Liabilities	201,343,804

Net Assets	$1,190,390,594

Net Assets Consist of:
Paid in surplus	$846,832,281
Accumulated net investment loss	(1,065,896)
Accumulated net realized gain	67,961,533
Unrealized appreciation on investments	276,662,676

Net Assets	$1,190,390,594

Net Assets
Class A	$921,736,154
Class B	171,747,345
Class D	86,914,104
Class E	9,992,991
Capital Shares Outstanding*
Class A	25,806,319
Class B	5,377,931
Class D	2,488,502
Class E	287,821
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$35.72
Class B	31.94
Class D	34.93
Class E	34.72

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,104,508,234.
(b)	Includes securities loaned at value of $196,105,927.

Statement of Operations

Six Months Ended June 30, 2018 (Unaudited)

Investment Income
Dividends (a)	$3,357,146
Interest	12,949
Securities lending income	391,909

Total investment income	3,762,004
Expenses
Management fees	4,335,825
Administration fees	19,318
Custodian and accounting fees	53,221
Distribution and service fees—Class B	222,518
Distribution and service fees—Class D	44,304
Distribution and service fees—Class E	7,752
Audit and tax services	21,770
Legal	21,432
Trustees’ fees and expenses	20,718
Shareholder reporting	85,796
Insurance	3,856
Miscellaneous	8,221

Total expenses	4,844,731
Less management fee waiver	(124,000)
Less broker commission recapture	(38,403)

Net expenses	4,682,328

Net Investment Loss	(920,324)

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	68,274,013
Foreign currency transactions	1,784

Net realized gain	68,275,797

Net change in unrealized depreciation on investments	(20,458,056)

Net realized and unrealized gain	47,817,741

Net Increase in Net Assets From Operations	$46,897,417

(a)	Net of foreign withholding taxes of $14,578.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment loss	$(920,324)	$(1,255,813)
Net realized gain	68,275,797	133,869,343
Net change in unrealized appreciation (depreciation)	(20,458,056)	134,667,169

Increase in net assets from operations	46,897,417	267,280,699

From Distributions to Shareholders
Net realized capital gains
Class A	(100,990,172)	(21,562,735)
Class B	(20,876,824)	(4,569,749)
Class D	(9,718,488)	(2,121,753)
Class E	(1,120,838)	(246,731)

Total distributions	(132,706,322)	(28,500,968)

Increase (decrease) in net assets from capital share transactions	44,647,490	(130,157,854)

Total increase (decrease) in net assets	(41,161,415)	108,621,877

Net Assets
Beginning of period	1,231,552,009	1,122,930,132

End of period	$1,190,390,594	$1,231,552,009

Accumulated net investment loss
End of period	$(1,065,896)	$(145,572)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	56,626	$2,228,698	134,407	$4,684,834
Reinvestments	2,724,310	100,990,172	609,634	21,562,735
Redemptions	(1,685,817)	(66,656,466)	(3,521,078)	(124,641,890)

Net increase (decrease)	1,095,119	$36,562,404	(2,777,037)	$(98,394,321)

Class B
Sales	69,648	$2,485,150	280,204	$9,045,272
Reinvestments	629,769	20,876,824	142,360	4,569,749
Redemptions	(542,207)	(19,294,686)	(1,062,128)	(34,090,788)

Net increase (decrease)	157,210	$4,067,288	(639,564)	$(20,475,767)

Class D
Sales	55,957	$2,172,546	85,955	$2,955,608
Reinvestments	268,096	9,718,488	61,128	2,121,753
Redemptions	(211,653)	(8,218,805)	(440,176)	(15,365,624)

Net increase (decrease)	112,400	$3,672,229	(293,093)	$(10,288,263)

Class E
Sales	2,701	$104,168	11,517	$396,536
Reinvestments	31,100	1,120,838	7,143	246,731
Redemptions	(22,964)	(879,437)	(46,753)	(1,642,770)

Net increase (decrease)	10,837	$345,569	(28,093)	$(999,503)

Increase (decrease) derived from capital shares transactions		$44,647,490		$(130,157,854)

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$38.43		$31.41	$33.70		$37.28	$36.90	$28.92

Income (Loss) from Investment Operations
Net investment loss (a)	(0.02)		(0.02)	(0.00	)(b)(c)	(0.03)	(0.05)	(0.00	)(c)
Net realized and unrealized gain on investments	1.66		7.88	1.63		1.51	3.78	9.18

Total from investment operations	1.64		7.86	1.63		1.48	3.73	9.18

Less Distributions
Distributions from net investment income	0.00		0.00	0.00		0.00	0.00	(0.42)
Distributions from net realized capital gains	(4.35)		(0.84)	(3.92)		(5.06)	(3.35)	(0.78)

Total distributions	(4.35)		(0.84)	(3.92)		(5.06)	(3.35)	(1.20)

Net Asset Value, End of Period	$35.72		$38.43	$31.41		$33.70	$37.28	$36.90

Total Return (%) (d)	3.87	(e)	25.26	5.40		2.88	11.14	32.77

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.75	(f)	0.75	0.75		0.74	0.76	0.75
Net ratio of expenses to average net assets (%) (g)	0.73	(f)	0.73	0.73		0.73	0.75	0.74
Ratio of net investment loss to average net assets (%)	(0.11	)(f)	(0.06)	(0.00	)(b)(h)	(0.09)	(0.13)	(0.01)
Portfolio turnover rate (%)	20	(e)	31	40		60	48	120
Net assets, end of period (in millions)	$921.7		$949.7	$863.5		$878.5	$831.2	$982.6

	Class B
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$34.83		$28.61	$31.11		$34.85	$34.79	$27.33

Income (Loss) from Investment Operations
Net investment loss (a)	(0.06)		(0.10)	(0.07	)(b)	(0.12)	(0.13)	(0.08)
Net realized and unrealized gain on investments	1.52		7.16	1.49		1.44	3.54	8.66

Total from investment operations	1.46		7.06	1.42		1.32	3.41	8.58

Less Distributions
Distributions from net investment income	0.00		0.00	0.00		0.00	0.00	(0.34)
Distributions from net realized capital gains	(4.35)		(0.84)	(3.92)		(5.06)	(3.35)	(0.78)

Total distributions	(4.35)		(0.84)	(3.92)		(5.06)	(3.35)	(1.12)

Net Asset Value, End of Period	$31.94		$34.83	$28.61		$31.11	$34.85	$34.79

Total Return (%) (d)	3.71	(e)	24.93	5.16		2.60	10.88	32.43

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.00	(f)	1.00	1.00		0.99	1.01	1.00
Net ratio of expenses to average net assets (%) (g)	0.98	(f)	0.98	0.98		0.98	1.00	0.99
Ratio of net investment loss to average net assets (%)	(0.36	)(f)	(0.31)	(0.25	)(b)	(0.35)	(0.37)	(0.25)
Portfolio turnover rate (%)	20	(e)	31	40		60	48	120
Net assets, end of period (in millions)	$171.7		$181.9	$167.7		$181.7	$198.6	$201.9

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class D
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$37.69		$30.85	$33.20		$36.83	$36.52	$28.63

Income (Loss) from Investment Operations
Net investment loss (a)	(0.04)		(0.06)	(0.03	)(b)	(0.07)	(0.08)	(0.04)
Net realized and unrealized gain on investments	1.63		7.74	1.60		1.50	3.74	9.09

Total from investment operations	1.59		7.68	1.57		1.43	3.66	9.05

Less Distributions
Distributions from net investment income	0.00		0.00	0.00		0.00	0.00	(0.38)
Distributions from net realized capital gains	(4.35)		(0.84)	(3.92)		(5.06)	(3.35)	(0.78)

Total distributions	(4.35)		(0.84)	(3.92)		(5.06)	(3.35)	(1.16)

Net Asset Value, End of Period	$34.93		$37.69	$30.85		$33.20	$36.83	$36.52

Total Return (%) (d)	3.81	(e)	25.14	5.29		2.78	11.06	32.63

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.85	(f)	0.85	0.85		0.84	0.86	0.85
Net ratio of expenses to average net assets (%) (g)	0.83	(f)	0.83	0.83		0.83	0.85	0.84
Ratio of net investment loss to average net assets (%)	(0.21	)(f)	(0.16)	(0.10	)(b)	(0.20)	(0.22)	(0.13)
Portfolio turnover rate (%)	20	(e)	31	40		60	48	120
Net assets, end of period (in millions)	$86.9		$89.6	$82.3		$89.8	$101.3	$107.1

	Class E
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$37.50		$30.71	$33.08		$36.73	$36.46	$28.58

Income (Loss) from Investment Operations
Net investment loss (a)	(0.05)		(0.07)	(0.05	)(b)	(0.09)	(0.10)	(0.06)
Net realized and unrealized gain on investments	1.62		7.70	1.60		1.50	3.72	9.09

Total from investment operations	1.57		7.63	1.55		1.41	3.62	9.03

Less Distributions
Distributions from net investment income	0.00		0.00	0.00		0.00	0.00	(0.37)
Distributions from net realized capital gains	(4.35)		(0.84)	(3.92)		(5.06)	(3.35)	(0.78)

Total distributions	(4.35)		(0.84)	(3.92)		(5.06)	(3.35)	(1.15)

Net Asset Value, End of Period	$34.72		$37.50	$30.71		$33.08	$36.73	$36.46

Total Return (%) (d)	3.77	(e)	25.09	5.25		2.72	10.96	32.59

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.90	(f)	0.90	0.90		0.89	0.91	0.90
Net ratio of expenses to average net assets (%) (g)	0.88	(f)	0.88	0.88		0.88	0.90	0.89
Ratio of net investment loss to average net assets (%)	(0.26	)(f)	(0.21)	(0.15	)(b)	(0.25)	(0.28)	(0.17)
Portfolio turnover rate (%)	20	(e)	31	40		60	48	120
Net assets, end of period (in millions)	$10.0		$10.4	$9.4		$10.3	$11.2	$11.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(c)	Net investment loss was less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(h)	Ratio of net investment loss to average net assets was less than 0.01%.

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2018 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Frontier Mid Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered and offers four classes of shares: Class A, B, D and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820-Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-14

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture, adjustments to prior period accumulated balances and net operating losses. These adjustments have no impact on net assets or the results of operations.

BHFTII-15

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2018, the Portfolio had direct investments in repurchase agreements with a gross value of $17,336,271. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $35,289,088. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTII-16

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2018, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2018 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$235,893,638	$0	$350,867,384

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2018	% per annum	Average Daily Net Assets
$4,335,825	0.750%	Of the first $500 million
	0.700%	Of the next $500 million
	0.650%	On amounts in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Frontier Capital Management Company, LLC (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

BHFTII-17

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	On the first $500 million
0.025%	Over $850 million and less than $1 billion
(0.025)%	On the next $150 million

An identical expense agreement was in place for the period January 1, 2018 to April 30, 2018. Amounts waived for the six months ended June 30, 2018 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, B, D, and E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, D, and E Shares. Under the Distribution and Service Plan, the Class B, D, and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, D, and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares, 0.10% per year for Class D Shares, and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2018 was as follows:

Cost basis of investments	$1,104,583,998

Gross unrealized appreciation	302,817,547
Gross unrealized depreciation	(26,230,635)

Net unrealized appreciation (depreciation)	$276,586,912

BHFTII-18

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$—	$—	$28,500,968	$132,110,262	$28,500,968	$132,110,262

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$995,922	$131,471,901	$297,044,968	$—	$429,512,791

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Portfolio had no accumulated capital losses no pre-enactment accumulated capital loss carryforwards.

BHFTII-19

Brighthouse Funds Trust II

Jennison Growth Portfolio

Managed by Jennison Associates LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2018, the Class A, B, and E shares of the Jennison Growth Portfolio returned 11.98%, 11.86%, and 11.92%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index1, returned 7.25%.

MARKET ENVIRONMENT / CONDITIONS

Investors responded enthusiastically early in 2018 to the U.S. corporate tax legislation passed in late 2017 on the belief that it would enhance profits and spur repatriation of offshore cash, which could fund increased business investment and capital returns to shareholders. Strong corporate sector financial results and 2018 forecasts added to the positive sentiment, as did consumer confidence, which reached its highest level since the financial crisis. The initial advance in equity markets turned abruptly and turbulently in late January due to concerns that the White House moves to effectively reset global trade practices with new tariffs and penalties for intellectual property infringement could jeopardize global growth. Fears that the expanding U.S. economy could trigger a rebound in inflation and accelerate the pace of Federal Reserve interest rate hikes added to the volatility. Markets recovered incrementally on the strength of corporate earnings gains and healthy consumer and business sentiment. U.S. Gross Domestic Product (GDP) continued to expand at 2%-3%, while the strong labor market pushed the unemployment rate to historically low levels. The Federal Reserve proceeded with its well-telegraphed intentions to increase the federal funds rate slowly and steadily as they did so twice during the period.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio’s Information Technology positions were strong contributors to performance for the period. Adobe Systems, while historically best known for Photoshop, PDF, and Flash, has transformed into a subscription-based provider of digital services in two of the fastest-growing enterprise software markets—content creation and digital marketing. Continued user growth, international expansion, piracy reduction, pricing leverage, and services upsells suggest sustainable annual recurring revenue. Payment processors MasterCard and Visa continued to benefit from the long-term shift from cash to electronic credit and debit transactions. Salesforce.com has benefited from secular growth drivers, including the shift to cloud computing, increasing corporate focus on customer-facing applications, the emergence of mobile as a primary user interface into enterprise applications, and the increasing demand for analytical capabilities to optimize business decisions and processes. Microsoft’s installed base benefited from strong account control and minimal competition in two areas shifting to a subscription profile—Office and Windows. Nvidia has been focused on key high-growth markets where it can leverage its graphics semiconductor expertise to offer high-value-added solutions. The company’s pattern-identifying core graphics intellectual property is playing a key role in the development of autonomous driving, hyperscale, artificial intelligence, deep learning, augmented reality, and blockchain.

In Consumer Discretionary, Netflix continued to raise its competitive barriers with investments in content, resulting in strong subscriber growth and increased pricing and operating leverage. Amazon advanced as strong execution across all business segments led to better-than-expected revenue, gross margin, and operating margin. Positive earnings momentum at Kering, the world’s third-largest luxury group with brands like Gucci, Balenciaga, and Yves Saint Laurent, reflected the company’s focus on organic growth, financial discipline, and free cash generation. Cable operator Charter Communications declined as subscriber metrics fell short of expectations and capital expenditures dampened free cash flow.

In Industrials, Boeing’s gain reflected cash generation from the 787 Dreamliner commercial jet, solid cost controls, and ramped-up 737 jet production. Parker Hannifin’s, which supplies components to machinery, automation, and energy companies, weakness was tied to lower-than-anticipated margins driven by timing issues related to a recent acquisition.

In Materials, Albemarle fell on supply/demand/pricing issues. Albemarle has the top global share and lowest cost structure in the lithium market. Lithium-based energy storage powers electric vehicles, among other applications.

In Financials, Goldman Sachs’s decline reflected investor disappointment in the company’s suspension of its stock buyback program in the second quarter because of proposed capital rule changes, a change in tax rate, and higher client activity levels. Goldman Sach’s has leading global positions in investment banking, capital markets, trading, and asset management.

Health Care positions advanced but lagged the benchmark sector. Celgene declined on pipeline disappointments. Still largely tied to its leading product, Revlimid (a therapy for blood disorders), the company is in the early stages of its diversification strategy. Bristol-Myers Squibb fell on signs that its non-small cell lung cancer (NSCLC) program has been eclipsed by a competing franchise. The likely broad adoption of immuno-oncology therapy in multiple other settings points to other avenues of potential growth for Bristol.

BHFTII-1

Brighthouse Funds Trust II

Jennison Growth Portfolio

Managed by Jennison Associates LLC

Portfolio Manager Commentary*—(Continued)

The Portfolio is constructed through individual stock selection, based on the fundamentals of individual companies. Sector weights over the course of 2018’s first six months were largely stable. Relative to the Russell 1000 Growth benchmark, the Portfolio remained overweight Information Technology and Consumer Discretionary, and underweight Industrials.

Kathleen A. McCarragher

Spiros “Sig” Segalas

Michael A. Del Balso

Portfolio Managers

Jennison Associates LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

Jennison Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2018

	6 Month	1 Year	5 Year	10 Year
Jennison Growth Portfolio
Class A	11.98	29.50	18.50	12.41
Class B	11.86	29.14	18.21	12.13
Class E	11.92	29.30	18.33	12.24
Russell 1000 Growth Index	7.25	22.51	16.36	11.83

1 The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2018

Top Holdings

% of Net Assets
Amazon.com, Inc.	5.9
Netflix, Inc.	4.5
Apple, Inc.	4.4
Microsoft Corp.	4.2
Alibaba Group Holding, Ltd. (ADR)	3.9
Facebook, Inc. - Class A	3.8
Tencent Holdings, Ltd.	3.4
MasterCard, Inc. - Class A	3.4
Visa, Inc. - Class A	3.3
Salesforce.com, Inc.	2.9

Top Sectors

% of Net Assets
Information Technology	48.3
Consumer Discretionary	22.8
Health Care	8.9
Financials	5.7
Industrials	4.8
Consumer Staples	4.8
Energy	2.0
Materials	0.9

BHFTII-3

Brighthouse Funds Trust II

Jennison Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2018 through June 30, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Jennison Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period** January 1, 2018 to June 30, 2018
Class A (a)	Actual	0.54%	$1,000.00	$1,119.80	$2.84
	Hypothetical*	0.54%	$1,000.00	$1,022.12	$2.71

Class B (a)	Actual	0.79%	$1,000.00	$1,118.60	$4.15
	Hypothetical*	0.79%	$1,000.00	$1,020.88	$3.96

Class E (a)	Actual	0.69%	$1,000.00	$1,119.20	$3.63
	Hypothetical*	0.69%	$1,000.00	$1,021.37	$3.46

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Jennison Growth Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—98.2% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.9%
Boeing Co. (The)	242,710	$81,431,632

Automobiles—1.9%
Tesla, Inc. (a) (b)	160,518	55,049,648

Banks—2.4%
JPMorgan Chase & Co.	464,555	48,406,631
PNC Financial Services Group, Inc. (The)	140,891	19,034,374

		67,441,005

Beverages—1.3%
Constellation Brands, Inc. - Class A	59,799	13,088,207
Monster Beverage Corp. (b)	431,258	24,711,084

		37,799,291

Biotechnology—3.9%
Alexion Pharmaceuticals, Inc. (b)	260,315	32,318,107
BioMarin Pharmaceutical, Inc. (a) (b)	357,181	33,646,450
Celgene Corp. (b)	182,785	14,516,785
Vertex Pharmaceuticals, Inc. (b)	187,949	31,943,812

		112,425,154

Capital Markets—3.3%
Goldman Sachs Group, Inc. (The)	166,738	36,777,401
Morgan Stanley	509,453	24,148,072
S&P Global, Inc.	169,697	34,599,521

		95,524,994

Chemicals—0.9%
Albemarle Corp. (a)	275,719	26,008,573

Energy Equipment & Services—0.9%
Schlumberger, Ltd.	361,848	24,254,672

Food & Staples Retailing—1.9%
Costco Wholesale Corp.	256,700	53,645,166

Health Care Equipment & Supplies—0.1%
IDEXX Laboratories, Inc. (b)	12,533	2,731,442

Health Care Providers & Services—1.5%
UnitedHealth Group, Inc.	168,601	41,364,569

Hotels, Restaurants & Leisure—4.1%
Chipotle Mexican Grill, Inc. (b)	19,165	8,267,206
Marriott International, Inc. - Class A	445,948	56,457,017
McDonald’s Corp.	335,888	52,630,291

		117,354,514

Internet & Direct Marketing Retail—11.8%
Amazon.com, Inc. (b)	98,279	167,054,644
Booking Holdings, Inc. (b)	19,776	40,087,732
Netflix, Inc. (b)	330,034	129,185,209

		336,327,585

Internet Software & Services—15.9%
Alibaba Group Holding, Ltd. (ADR) (a) (b)	601,896	111,669,765
Alphabet, Inc. - Class A (b)	60,211	67,989,659
Alphabet, Inc. - Class C (b)	60,502	67,499,056
Facebook, Inc. - Class A (b)	555,993	108,040,560
Tencent Holdings, Ltd.	1,976,661	98,434,085

		453,633,125

IT Services—8.6%
MasterCard, Inc. - Class A	495,163	97,309,433
PayPal Holdings, Inc. (b)	559,666	46,603,388
Square, Inc. - Class A (a) (b)	118,050	7,276,602
Visa, Inc. - Class A (a)	706,398	93,562,415

		244,751,838

Life Sciences Tools & Services—1.3%
Illumina, Inc. (b)	134,349	37,522,332

Machinery—1.9%
Caterpillar, Inc.	195,061	26,463,926
Parker-Hannifin Corp.	183,426	28,586,942

		55,050,868

Oil, Gas & Consumable Fuels—1.2%
Concho Resources, Inc. (a) (b)	100,454	13,897,811
EOG Resources, Inc.	160,858	20,015,561

		33,913,372

Personal Products—1.5%
Estee Lauder Cos., Inc. (The) - Class A	308,713	44,050,258

Pharmaceuticals—2.1%
AstraZeneca plc (ADR)	711,858	24,993,334
Bristol-Myers Squibb Co.	625,158	34,596,244

		59,589,578

Semiconductors & Semiconductor Equipment—4.2%
Broadcom, Inc.	209,336	50,793,287
NVIDIA Corp.	291,566	69,071,986

		119,865,273

Software—15.2%
Activision Blizzard, Inc.	550,281	41,997,446
Adobe Systems, Inc. (b)	337,215	82,216,389
Microsoft Corp.	1,211,422	119,458,323
Red Hat, Inc. (a) (b)	309,537	41,592,487
Salesforce.com, Inc. (b)	614,747	83,851,491
Splunk, Inc. (b)	294,283	29,166,388
Workday, Inc. - Class A (a) (b)	301,675	36,538,876

		434,821,400

Specialty Retail—1.8%
Home Depot, Inc. (The)	262,674	51,247,697

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Jennison Growth Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Technology Hardware, Storage & Peripherals—4.4%
Apple, Inc.	673,519	$124,675,102

Textiles, Apparel & Luxury Goods—3.2%
Kering	94,253	53,163,996
NIKE, Inc. - Class B	478,571	38,132,537

		91,296,533

Total Common Stocks (Cost $1,652,141,832)		2,801,775,621

Short-Term Investment—1.0%

Repurchase Agreement—1.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/29/18 at 0.800%, due on 07/02/18 with a maturity value of $29,317,960; collateralized by U.S. Treasury Note at 1.625%, maturing 11/15/22, with a market value of $29,906,427.	29,316,005	29,316,005

Total Short-Term Investments (Cost $29,316,005)		29,316,005

Securities Lending Reinvestments (c)—11.7%

Bank Note—0.3%
Bank of America N.A. 2.297%, 1M LIBOR + 0.250%, 11/13/18 (d)	8,000,000	8,000,000

Certificates of Deposit—5.2%
Banco Del Estado De Chile New York 2.455%, 3M LIBOR + 0.100%, 11/14/18 (d)	6,000,000	6,000,324
2.588%, 1M LIBOR + 0.500%, 09/21/18 (d)	4,000,000	4,002,384
Bank of Montreal (Chicago) 2.383%, 3M LIBOR + 0.030%, 11/06/18 (d)	3,000,000	2,999,826
Bank of Nova Scotia 2.605%, 3M LIBOR + 0.280%, 03/20/19 (d)	5,000,000	5,007,000
Barclays Bank plc 2.430%, 08/01/18	4,500,000	4,501,337
Barclays Capital, plc 2.271%, 1M LIBOR + 0.270%, 08/03/18 (d)	5,000,000	4,999,530
BNP Paribas New York 2.471%, 1M LIBOR + 0.470%, 12/04/18 (d)	4,000,000	4,003,720
Canadian Imperial Bank of Commerce 2.473%, 3M LIBOR + 0.120%, 01/14/19 (d)	4,000,000	4,001,500
Commonwealth Bank of Australia 2.502%, 3M LIBOR + 0.140%, 04/23/19 (d)	2,000,000	1,999,698
Cooperative Rabobank UA 2.488%, 3M LIBOR + 0.140%, 10/16/18 (d)	7,500,000	7,505,835
2.525%, 3M LIBOR + 0.200%, 04/05/19 (d)	3,000,000	3,001,131
Credit Agricole S.A. 2.376%, 1M LIBOR + 0.330%, 10/09/18 (d)	3,000,000	3,000,138
Credit Industriel et Commercial (NY) Zero Coupon, 07/24/18	6,957,964	6,990,200

Certificates of Deposit—(Continued)
Credit Suisse AG New York 2.437%, 3M LIBOR + 0.100%, 09/27/18 (d)	3,000,000	3,000,504
2.460%, FEDEFF PRV + 0.550%, 09/07/18 (d)	2,000,000	2,000,000
Industrial & Commercial Bank of China, Ltd. 2.450%, 08/15/18	7,000,000	6,999,713
KBC Bank NV 2.280%, 08/15/18	5,000,000	5,000,550
Mizuho Bank, Ltd., New York 2.348%, 1M LIBOR + 0.250%, 11/26/18 (d)	5,000,000	5,000,020
Natixis New York 2.215%, 1M LIBOR + 0.210%, 08/06/18 (d)	4,000,000	4,000,208
2.548%, 3M LIBOR + 0.190%, 02/01/19 (d)	2,000,000	2,000,494
Norinchukin Bank New York 2.301%, 1M LIBOR + 0.300%, 09/04/18 (d)	6,500,000	6,498,381
Royal Bank of Canada New York 2.296%, 1M LIBOR + 0.250%, 01/11/19 (d)	4,000,000	3,999,960
Societe Generale 2.256%, 1M LIBOR + 0.210%, 07/10/18 (d)	4,000,000	3,999,932
Standard Chartered plc 2.250%, 08/21/18	4,000,000	4,000,612
2.384%, 1M LIBOR + 0.300%, 08/22/18 (d)	4,000,000	4,000,096
2.466%, 1M LIBOR + 0.420%, 10/11/18 (d)	2,000,000	2,000,422
Sumitomo Mitsui Banking Corp., New York 2.235%, 1M LIBOR + 0.230%, 09/05/18 (d)	2,000,000	2,000,060
2.316%, 1M LIBOR + 0.270%, 09/10/18 (d)	4,000,000	4,000,352
2.374%, 1M LIBOR + 0.280%, 07/30/18 (d)	5,000,000	5,000,350
Sumitomo Mitsui Trust Bank, Ltd. (NY) 2.445%, 3M LIBOR + 0.090%, 10/18/18 (d)	5,003,912	5,000,175
Sumitomo Mitsui Trust Bank, Ltd., London 2.408%, 1M LIBOR + 0.310%, 11/26/18 (d)	6,000,000	6,000,000
Svenska Handelsbanken AB 2.459%, 3M LIBOR + 0.100%, 04/30/19 (d)	5,000,000	5,000,060
Wells Fargo Bank N.A. 2.467%, 3M LIBOR + 0.130%, 07/11/18 (d)	5,000,000	5,000,115
Westpac Banking Corp. 2.360%, FEDEFF PRV + 0.450%, 02/15/19 (d)	5,000,000	4,999,670

		147,514,297

Commercial Paper—2.1%
Bank of China, Ltd. 2.500%, 07/23/18	3,974,722	3,994,972
Canadian Imperial Bank of Commerce 2.485%, 1M LIBOR + 0.400%, 09/17/18 (d)	7,000,000	7,003,073
ING Funding LLC 2.350%, 1M LIBOR + 0.320%, 02/08/19 (d)	10,000,000	10,002,920
LMA S.A. & LMA Americas 2.470%, 11/13/18	4,939,965	4,953,905
Macquarie Bank, Ltd. 2.280%, 09/04/18	2,982,520	2,987,802
Sheffield Receivables Co. 2.490%, 11/26/18	6,908,493	6,927,431
Starbird Funding Corp. 2.300%, 08/10/18	3,977,511	3,990,020

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Jennison Growth Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper—(Continued)
UBS AG 2.431%, 1M LIBOR + 0.430%, 02/01/19 (d)	15,000,000	$14,997,120
Westpac Banking Corp. 2.371%, 1M LIBOR + 0.280%, 05/24/19 (d)	5,000,000	5,000,000

		59,857,243

Master Demand Notes—0.1%
Natixis Financial Products LLC 2.160%, OBFR + 0.250%, 07/02/18 (d)	4,000,000	4,000,000

Repurchase Agreements—3.2%
Citigroup Global Markets, Inc. Repurchase Agreement dated 05/03/18 at 2.180%, due on 07/06/18 with a maturity value of $10,038,756; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 8.750%, maturity dates ranging from 05/15/20 - 08/15/45, and various Common Stock with an aggregate market value of $10,542,876.	10,000,000	10,000,000
Deutsche Bank AG, London Repurchase Agreement dated 01/09/18 at 2.300%, due on 07/02/18 with a maturity value of $1,213,340; collateralized by various Common Stock with an aggregate market value of $1,339,450.	1,200,000	1,200,000
Repurchase Agreement dated 09/12/17 at 2.440%, due on 08/06/18 with a maturity value of $8,177,849; collateralized by various Common Stock with an aggregate market value of $8,929,670.	8,000,000	8,000,000
ING Bank NV Repurchase Agreement dated 05/21/18 at 2.190%, due on 07/02/18 with a maturity value of $1,403,577; collateralized by various Common Stock with an aggregate market value of $1,557,073.	1,400,000	1,400,000
Macquarie Bank, Ltd., London Repurchase Agreement dated 06/29/18 at 2.000%, due on 07/02/18 with a maturity value of $1,385,334; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.875%, maturity dates ranging from 07/19/18 - 02/15/46, and an aggregate market value of $1,413,450.	1,385,104	1,385,104
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 2.460%, due on 10/01/18 with a maturity value of $4,716,788; collateralized by various Common Stock with an aggregate market value of $4,950,000.	4,500,000	4,500,000
Repurchase Agreement dated 08/01/17 at 2.460%, due on 10/01/18 with a maturity value of $8,747,435; collateralized by various Common Stock with an aggregate market value of $9,350,001.	8,500,000	8,500,000
NBC Global Finance, Ltd. Repurchase Agreement dated 11/30/17 at 2.080%, due on 07/02/18 with a maturity value of $3,948,221; collateralized by various Common Stock with an aggregate market value of $4,340,276.	3,900,000	3,900,000

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
NBC Global Finance, Ltd. Repurchase Agreement dated 03/16/18 at 2.080%, due on 07/02/18 with a maturity value of $3,622,464; collateralized by various Common Stock with an aggregate market value of $4,006,408.	3,600,000	$3,600,000
Repurchase Agreement dated 04/23/18 at 2.110%, due on 07/06/18 with a maturity value of $7,532,529; collateralized by various Common Stock with an aggregate market value of $8,346,684.	7,500,000	7,500,000
Repurchase Agreement dated 03/16/18 at 2.110%, due on 07/06/18 with a maturity value of $5,032,822; collateralized by various Common Stock with an aggregate market value of $5,564,456.	5,000,000	5,000,000
Societe Generale Repurchase Agreement dated 03/28/18 at 2.050%, due on 07/02/18 with a maturity value of $10,054,667; collateralized by various Common Stock with an aggregate market value of $11,128,519.	10,000,000	10,000,000
Repurchase Agreement dated 03/08/18 at 2.050%, due on 07/02/18 with a maturity value of $4,127,083; collateralized by various Common Stock with an aggregate market value of $4,562,693.	4,100,000	4,100,000
Repurchase Agreement dated 03/16/18 at 2.050%, due on 07/02/18 with a maturity value of $3,018,450; collateralized by various Common Stock with an aggregate market value of $3,338,556.	3,000,000	3,000,000
Repurchase Agreement dated 03/21/18 at 2.050%, due on 07/02/18 with a maturity value of $4,526,394; collateralized by various Common Stock with an aggregate market value of $5,007,834.	4,500,000	4,500,000
Repurchase Agreement dated 04/18/18 at 2.080%, due on 07/06/18 with a maturity value of $3,515,976; collateralized by various Common Stock with an aggregate market value of $3,894,982.	3,500,000	3,500,000
Repurchase Agreement dated 05/10/18 at 2.080%, due on 07/06/18 with a maturity value of $11,036,227; collateralized by various Common Stock with an aggregate market value of $12,241,371.	11,000,000	11,000,000

		91,085,104

Time Deposits—0.8%
Australia New Zealand Bank 1.900%, 07/02/18	2,000,000	2,000,000
Credit Industriel et Commercial (NY) 1.950%, 07/02/18	3,000,000	3,000,000
DNB Bank ASA 1.870%, 07/02/18	5,000,000	5,000,000
DZ Bank AG 1.890%, 07/02/18	3,000,000	3,000,000
Erste Group Bank AG 1.910%, 07/02/18	2,000,000	2,000,000
Nordea Bank New York 1.880%, 07/02/18	3,000,000	3,000,000
Santander UK Group Holdings plc 1.900%, 07/02/18	3,000,000	3,000,000

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Jennison Growth Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Time Deposits—(Continued)
Svenska Handelsbanken AB 1.870%, 07/02/18	3,000,000	$3,000,000

		24,000,000

Total Securities Lending Reinvestments (Cost $334,430,578)		334,456,644

Total Investments—110.9% (Cost $2,015,888,415)		3,165,548,270
Other assets and liabilities (net)—(10.9)%		(312,237,983)

Net Assets—100.0%		$2,853,310,287

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2018, the market value of securities loaned was $325,192,872 and the collateral received consisted of cash in the amount of $334,330,191. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2018.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(ADR)—	American Depositary Receipt
(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Jennison Growth Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2018:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$81,431,632	$—	$—	$81,431,632
Automobiles	55,049,648	—	—	55,049,648
Banks	67,441,005	—	—	67,441,005
Beverages	37,799,291	—	—	37,799,291
Biotechnology	112,425,154	—	—	112,425,154
Capital Markets	95,524,994	—	—	95,524,994
Chemicals	26,008,573	—	—	26,008,573
Energy Equipment & Services	24,254,672	—	—	24,254,672
Food & Staples Retailing	53,645,166	—	—	53,645,166
Health Care Equipment & Supplies	2,731,442	—	—	2,731,442
Health Care Providers & Services	41,364,569	—	—	41,364,569
Hotels, Restaurants & Leisure	117,354,514	—	—	117,354,514
Internet & Direct Marketing Retail	336,327,585	—	—	336,327,585
Internet Software & Services	355,199,040	98,434,085	—	453,633,125
IT Services	244,751,838	—	—	244,751,838
Life Sciences Tools & Services	37,522,332	—	—	37,522,332
Machinery	55,050,868	—	—	55,050,868
Oil, Gas & Consumable Fuels	33,913,372	—	—	33,913,372
Personal Products	44,050,258	—	—	44,050,258
Pharmaceuticals	59,589,578	—	—	59,589,578
Semiconductors & Semiconductor Equipment	119,865,273	—	—	119,865,273
Software	434,821,400	—	—	434,821,400
Specialty Retail	51,247,697	—	—	51,247,697
Technology Hardware, Storage & Peripherals	124,675,102	—	—	124,675,102
Textiles, Apparel & Luxury Goods	38,132,537	53,163,996	—	91,296,533
Total Common Stocks	2,650,177,540	151,598,081	—	2,801,775,621
Total Short-Term Investment*	—	29,316,005	—	29,316,005
Total Securities Lending Reinvestments*	—	334,456,644	—	334,456,644
Total Investments	$2,650,177,540	$515,370,730	$—	$3,165,548,270

Collateral for Securities Loaned (Liability)	$—	$(334,330,191)	$—	$(334,330,191)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Jennison Growth Portfolio

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

Assets
Investments at value (a) (b)	$3,165,548,270
Receivable for:
Investments sold	25,074,768
Fund shares sold	2,285,629
Dividends and interest	416,112

Total Assets	3,193,324,779
Liabilities
Collateral for securities loaned	334,330,191
Payables for:
Fund shares redeemed	3,755,360
Accrued Expenses:
Management fees	1,241,011
Distribution and service fees	194,301
Deferred trustees’ fees	162,332
Other expenses	331,297

Total Liabilities	340,014,492

Net Assets	$2,853,310,287

Net Assets Consist of:
Paid in surplus	$1,398,387,657
Undistributed net investment income	7,150,696
Accumulated net realized gain	298,107,353
Unrealized appreciation on investments and foreign currency transactions	1,149,664,581

Net Assets	$2,853,310,287

Net Assets
Class A	$1,921,266,074
Class B	917,252,460
Class E	14,791,753
Capital Shares Outstanding*
Class A	118,759,441
Class B	57,656,614
Class E	920,624
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$16.18
Class B	15.91
Class E	16.07

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,015,888,415.
(b)	Includes securities loaned at value of $325,192,872.

Statement of Operations

Six Months Ended June 30, 2018 (Unaudited)

Investment Income
Dividends (a)	$11,515,886
Non-cash dividends	3,865,685
Interest	7,528
Securities lending income	1,110,026

Total investment income	16,499,125
Expenses
Management fees	8,687,284
Administration fees	46,006
Custodian and accounting fees	134,076
Distribution and service fees—Class B	1,141,386
Distribution and service fees—Class E	10,795
Audit and tax services	21,770
Legal	21,433
Trustees’ fees and expenses	20,714
Shareholder reporting	76,835
Insurance	8,976
Miscellaneous	42,524

Total expenses	10,211,799
Less management fee waiver	(1,166,230)
Less broker commission recapture	(36,914)

Net expenses	9,008,655

Net Investment Income	7,490,470

Net Realized and Unrealized Gain
Net realized gain on:
Investments	301,124,494
Foreign currency transactions	37,578

Net realized gain	301,162,072

Net change in unrealized appreciation (depreciation) on:
Investments	26,288,511
Foreign currency transactions	(3,557)

Net change in unrealized appreciation	26,284,954

Net realized and unrealized gain	327,447,026

Net Increase in Net Assets From Operations	$334,937,496

(a)	Net of foreign withholding taxes of $691,933.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Jennison Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$7,490,470	$7,969,834
Net realized gain	301,162,072	413,530,795
Net change in unrealized appreciation	26,284,954	456,476,709

Increase in net assets from operations	334,937,496	877,977,338

From Distributions to Shareholders
Net investment income
Class A	(6,586,639)	(6,092,912)
Class B	(1,043,285)	(708,505)
Class E	(31,573)	(21,896)
Net realized capital gains
Class A	(279,314,677)	(135,871,942)
Class B	(134,832,125)	(60,767,920)
Class E	(2,142,214)	(871,933)

Total distributions	(423,950,513)	(204,335,108)

Increase (decrease) in net assets from capital share transactions	55,719,174	(360,449,847)

Total increase (decrease) in net assets	(33,293,843)	313,192,383

Net Assets
Beginning of period	2,886,604,130	2,573,411,747

End of period	$2,853,310,287	$2,886,604,130

Undistributed net investment income
End of period	$7,150,696	$7,321,723

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	1,697,394	$30,313,322	2,471,333	$38,184,136
Reinvestments	17,099,361	285,901,316	9,730,285	141,964,854
Redemptions	(17,919,592)	(326,107,264)	(29,136,036)	(446,966,658)

Net increase (decrease)	877,163	$(9,892,626)	(16,934,418)	$(266,817,668)

Class B
Sales	1,733,768	$30,830,190	2,193,395	$33,511,604
Reinvestments	8,264,928	135,875,410	4,272,163	61,476,425
Redemptions	(5,804,178)	(102,958,585)	(12,435,218)	(188,357,013)

Net increase (decrease)	4,194,518	$63,747,015	(5,969,660)	$(93,368,984)

Class E
Sales	123,048	$2,243,675	99,379	$1,518,729
Reinvestments	130,951	2,173,787	61,601	893,829
Redemptions	(142,512)	(2,552,677)	(175,341)	(2,675,753)

Net increase (decrease)	111,487	$1,864,785	(14,361)	$(263,195)

Increase (decrease) derived from capital shares transactions		$55,719,174		$(360,449,847)

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Jennison Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016		2015		2014	2013
Net Asset Value, Beginning of Period	$16.85		$13.25	$15.30		$16.23		$15.82	$11.73

Income (Loss) from Investment Operations
Net investment income (a)	0.05		0.06	0.05		0.04		0.04	0.04
Net realized and unrealized gain (loss) on investments	2.05		4.71	(0.16)		1.67		1.26	4.25

Total from investment operations	2.10		4.77	(0.11)		1.71		1.30	4.29

Less Distributions
Distributions from net investment income	(0.06)		(0.05)	(0.04)		(0.05)		(0.04)	(0.06)
Distributions from net realized capital gains	(2.71)		(1.12)	(1.90)		(2.59)		(0.85)	(0.14)

Total distributions	(2.77)		(1.17)	(1.94)		(2.64)		(0.89)	(0.20)

Net Asset Value, End of Period	$16.18		$16.85	$13.25		$15.30		$16.23	$15.82

Total Return (%) (b)	11.98	(c)	37.32	0.17		10.78		9.06	37.00

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.62	(d)	0.62	0.62		0.62		0.62	0.62
Net ratio of expenses to average net assets (%) (e)	0.54	(d)	0.54	0.55		0.54		0.54	0.55
Ratio of net investment income to average net assets (%)	0.59	(d)	0.36	0.35		0.27		0.26	0.31
Portfolio turnover rate (%)	13	(c)	35	25		28		25	36
Net assets, end of period (in millions)	$1,921.3		$1,986.1	$1,786.2		$1,897.1		$2,047.5	$2,332.0

	Class B
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016		2015		2014	2013
Net Asset Value, Beginning of Period	$16.59		$13.06	$15.11		$16.05		$15.66	$11.61

Income (Loss) from Investment Operations
Net investment income (a)	0.03		0.02	0.01		0.00	(f)	0.00 (f)	0.01
Net realized and unrealized gain (loss) on investments	2.02		4.64	(0.16)		1.65		1.25	4.21

Total from investment operations	2.05		4.66	(0.15)		1.65		1.25	4.22

Less Distributions
Distributions from net investment income	(0.02)		(0.01)	(0.00	)(g)	(0.00	)(g)	(0.01)	(0.03)
Distributions from net realized capital gains	(2.71)		(1.12)	(1.90)		(2.59)		(0.85)	(0.14)

Total distributions	(2.73)		(1.13)	(1.90)		(2.59)		(0.86)	(0.17)

Net Asset Value, End of Period	$15.91		$16.59	$13.06		$15.11		$16.05	$15.66

Total Return (%) (b)	11.86	(c)	36.99	(0.13)		10.54		8.74	36.73

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	(d)	0.87	0.87		0.87		0.87	0.87
Net ratio of expenses to average net assets (%) (e)	0.79	(d)	0.79	0.80		0.79		0.79	0.80
Ratio of net investment income to average net assets (%)	0.34	(d)	0.11	0.10		0.02		0.01	0.06
Portfolio turnover rate (%)	13	(c)	35	25		28		25	36
Net assets, end of period (in millions)	$917.3		$887.0	$776.3		$867.6		$907.1	$976.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Jennison Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$16.74		$13.17	$15.22	$16.15	$15.75	$11.67

Income (Loss) from Investment Operations
Net investment income (a)	0.04		0.03	0.03	0.02	0.02	0.02
Net realized and unrealized gain (loss) on investments	2.04		4.69	(0.16)	1.66	1.25	4.24

Total from investment operations	2.08		4.72	(0.13)	1.68	1.27	4.26

Less Distributions
Distributions from net investment income	(0.04)		(0.03)	(0.02)	(0.02)	(0.02)	(0.04)
Distributions from net realized capital gains	(2.71)		(1.12)	(1.90)	(2.59)	(0.85)	(0.14)

Total distributions	(2.75)		(1.15)	(1.92)	(2.61)	(0.87)	(0.18)

Net Asset Value, End of Period	$16.07		$16.74	$13.17	$15.22	$16.15	$15.75

Total Return (%) (b)	11.92	(c)	37.12	(0.01)	10.66	8.86	36.90

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.77	(d)	0.77	0.77	0.77	0.77	0.77
Net ratio of expenses to average net assets (%) (e)	0.69	(d)	0.69	0.70	0.69	0.69	0.70
Ratio of net investment income to average net assets (%)	0.44	(d)	0.21	0.20	0.12	0.11	0.16
Portfolio turnover rate (%)	13	(c)	35	25	28	25	36
Net assets, end of period (in millions)	$14.8		$13.5	$10.8	$12.6	$12.0	$12.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(f)	Net investment income was less than $0.01.
(g)	Distributions from net investment income were less than $0.01.

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2018 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Jennison Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820-Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-14

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, real estate investment trusts (“REITs”), adjustments to prior period accumulated balances and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

BHFTII-15

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2018, the Portfolio had direct investments in repurchase agreements with a gross value of $29,316,005. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $91,085,104. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTII-16

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2018, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2018 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$391,557,746	$0	$798,588,928

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2018	% per annum	Average Daily Net Assets
$8,687,284	0.700%	Of the first $200 million
	0.650%	Of the next $300 million
	0.600%	Of the next $1.5 billion
	0.550%	On amounts in excess of $2 billion

BHFTII-17

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Jennison Associates LLC (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.100%	Of the first $200 million
0.050%	On the next $800 million
0.100%	On the next $1 billion
0.080%	On amounts in excess of $2 billion

An identical expense agreement was in place for the period May 1, 2017 to April 30, 2018. Amounts waived for the six months ended June 30, 2018 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, B and E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2018 was as follows:

Cost basis of investments	$2,018,478,249

Gross unrealized appreciation	1,173,819,779
Gross unrealized depreciation	(26,749,758)

Net unrealized appreciation (depreciation)	$1,147,070,021

BHFTII-18

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$6,823,313	$5,501,464	$197,511,795	$342,535,388	$204,335,108	$348,036,852

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$9,774,455	$413,539,657	$1,120,791,385	$—	$1,544,105,497

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

BHFTII-19

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2018, the Class A, B, and E shares of the Loomis Sayles Small Cap Core Portfolio returned 5.47%, 5.34%, and 5.39%, respectively. The Portfolio’s benchmark, the Russell 2000 Index1, returned 7.66%.

MARKET ENVIRONMENT / CONDITIONS

After a modestly weak and volatile start to 2018, domestic equity markets returned to broad based gains during the first half of the year, with the S&P 500 Index up 2.6%. Despite numerous concerns including the aging economic recovery, Federal Reserve interest rate normalization, and intensifying threats of import tariffs and trade wars, investors focused on the current healthy state of the U.S. economy and the improved corporate earnings outlook. The net result was a return to a more aggressive and U.S. centric posture by investors, as market volatility returned to historically low levels from its spike in February, and ETF and index fund flows heavily favored small cap stocks. Against this backdrop, small cap stocks, as measured by the Russell 2000 Index’s 7.7% return, far outperformed large cap equities for the period led by the smallest capitalization stocks. On a style basis, small cap growth stocks continued to dominate small cap value stocks as the Russell 2000 Growth Index returned 9.7% compared to the Russell 2000 Value Index return of 5.4% over the period. Within the Russell 2000 Index, growth areas in the market represented by the Health Care and Information Technology (“IT”) sectors were strong performers while interest rate sensitive sectors such as Utilities and real estate investment trusts lagged in a rising interest rate environment. Overall, the environment favored growth during the first half of the year, despite having lost some ground during the second quarter.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed the Russell 2000 Index during the six months ended June 30, 2018. Both sector allocation and stock selection were relative detractors over the period. An underweight exposure to the Index’s top-performing Health Care sector and an overweight to the weak performing Industrials sector hurt relative results and overshadowed additive results achieved from a slight overweight to the IT sector. Weak stock selection in the Consumer Discretionary, Financials and Energy sectors negatively impacted returns while positive stock selection in the Industrials sector was additive and strong selection in the Health Care sector more than offset the negative effects of the Portfolio’s underweight position.

The largest detractors to performance were LCI Industries, ProAssurance Corp., and RPC, Inc. LCI is a manufacturer that supplies components for the recreational vehicle (“RV”) and manufactured homes industry. The stock sold off during the period on investor concerns regarding an oversupply of RV inventory and a potential slowdown in revenue for the remainder of 2018. Additionally, increased commodity prices pressured margins. ProAssurance Corporation, an insurance provider to the professional healthcare liability and workers compensation markets underperformed due to industry concerns over rising insurance claim costs. Although these issues were not present in the company’s own business, a conservative management team increased loss estimates which negatively impacted current earnings during the period. RPC, an oil field services company, reported disappointing earnings for the fourth quarter of 2017 and also weak earnings for the first quarter of 2018 as their customers’ annual budgets were largely spent by the end of last year and January was negatively impacted by unusually cold weather in both the Permian and Williston basins. Investor concerns have also centered on the potential for industry growth in pressure pumping supply to exceed the growth in demand.

The Portfolio’s top contributors included Insperity, Inc., Korn/Ferry International, and Teladoc, Inc. Insperity is a provider of human resource services including payroll, benefits administration, worker’s compensation and recruiting to small and medium sized businesses. The company reported its fourth consecutive quarter of materially exceeding consensus earnings estimates, reflecting favorable employment trends, strong customer retention, improved sales productivity, and excellent cost management. The position was reduced during the period due to higher valuation and to manage the position size in the portfolio. Korn/Ferry is a global provider of talent management solutions. The company offers a suite of services that include executive search recruiting, leadership consulting and organizational design. Performance has been driven by growth in packaged services (such as datasets and training certificates) that have a recurring revenue stream and have higher margins. In addition, record low unemployment and a strong global economy served as a tailwind. Teledoc is a leader in the telemedicine market providing patients rapid access to care via phone and video. The company continued to report solid earnings with robust revenue growth driven by increasing subscriptions and total patient visits.

During the period we added new stocks with attractive investment potential and eliminated holdings where the valuation has exceeded our target levels or where fundamentals no longer fit our investment thesis. New positions included Cambrex Corp., a life science tools company that provides outsourced development and manufacturing of active pharmaceutical ingredients and other drug intermediaries for pharmaceutical companies. Rapid7, Inc. provides security data and analytical software solutions and the company has developed a newer suite of SaaS products. Cactus Inc. designs, manufactures and sells pressure control equipment for the oil services industry. Virtusa

BHFTII-1

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*—(Continued)

Corp. provides information technology consulting, implementation, and application outsourcing services, and Novocure, Ltd., which develops proprietary technology for the oncology field. Eliminations included Adient, after the company pre-announced an earnings shortfall; Horizon Global after the company pre-announced weakened results for the end of 2017, which we believed would extend into 2018; and Forum Energy Technologies on revenue weakness. Ablynx and Advanced Accelerator Applications were both acquisition targets and exited over the period.

While we do not make major adjustments to the Portfolio based on near-term macroeconomic expectations, they are part of the mosaic of inputs and we can adjust position sizes to reflect our fundamental level of conviction and the risk/reward outlook. During the first six months of 2018, we increased the weight of the Health Care and Real Estate sectors while decreasing the weighting of the Consumer Discretionary, IT, and Industrials sectors.

Mark Burns

John Slavik

Joe Gatz

Jeff Schwartz

Portfolio Managers

Loomis, Sayles & Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2018

	6 Month	1 Year	5 Year	10 Year
Loomis Sayles Small Cap Core Portfolio
Class A	5.47	16.27	12.12	11.25
Class B	5.34	15.97	11.84	10.97
Class E	5.39	16.09	11.95	11.08
Russell 2000 Index	7.66	17.57	12.46	10.60

1 The Russell 2000 Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2018

Top Holdings

% of Net Assets
Littelfuse, Inc.	1.1
Chemical Financial Corp.	0.9
ALLETE, Inc.	0.9
KAR Auction Services, Inc.	0.9
Korn/Ferry International	0.9
Euronet Worldwide, Inc.	0.9
Ingevity Corp.	0.8
AMN Healthcare Services, Inc.	0.8
Pinnacle Financial Partners, Inc.	0.8
Churchill Downs, Inc.	0.8

Top Sectors

% of Net Assets
Financials	20.0
Industrials	17.6
Information Technology	17.5
Health Care	12.8
Consumer Discretionary	12.5
Real Estate	4.7
Energy	4.2
Materials	3.7
Consumer Staples	3.4
Utilities	1.5

BHFTII-3

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2018 through June 30, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Loomis Sayles Small Cap Core Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period** January 1, 2018 to June 30, 2018
Class A (a)	Actual	0.89%	$1,000.00	$1,054.70	$4.53
	Hypothetical*	0.89%	$1,000.00	$1,020.38	$4.46

Class B (a)	Actual	1.14%	$1,000.00	$1,053.40	$5.80
	Hypothetical*	1.14%	$1,000.00	$1,019.14	$5.71

Class E (a)	Actual	1.04%	$1,000.00	$1,053.90	$5.30
	Hypothetical*	1.04%	$1,000.00	$1,019.64	$5.21

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—98.3% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.3%
AAR Corp.	25,891	$1,203,673
Aerojet Rocketdyne Holdings, Inc. (a) (b)	80,335	2,369,079
Astronics Corp. (a) (b)	32,664	1,174,924
BWX Technologies, Inc.	39,526	2,463,260
Hexcel Corp.	26,795	1,778,652
KLX, Inc. (a)	23,260	1,672,394

		10,661,982

Auto Components—1.1%
Cooper Tire & Rubber Co. (b)	64,971	1,708,737
Fox Factory Holding Corp. (a)	30,032	1,397,990
LCI Industries	23,863	2,151,249

		5,257,976

Banks—13.0%
BancorpSouth Bank (b)	89,585	2,951,826
Bank of the Ozarks, Inc.	35,367	1,592,930
Bryn Mawr Bank Corp.	66,092	3,060,059
Carolina Financial Corp.	27,114	1,163,733
Cathay General Bancorp	73,024	2,956,742
CenterState Bank Corp.	95,934	2,860,752
Chemical Financial Corp. (b)	79,630	4,433,002
CVB Financial Corp. (b)	128,647	2,884,266
First Financial Bancorp (b)	98,762	3,027,055
First Financial Bankshares, Inc. (b)	35,782	1,821,304
Home BancShares, Inc.	116,648	2,631,579
Iberiabank Corp.	38,475	2,916,405
Pacific Premier Bancorp, Inc. (a) (b)	26,886	1,025,701
PacWest Bancorp	53,740	2,655,831
Pinnacle Financial Partners, Inc. (b)	59,879	3,673,577
Popular, Inc.	75,510	3,413,807
Prosperity Bancshares, Inc. (b)	42,944	2,935,652
Renasant Corp.	35,552	1,618,327
Signature Bank (a)	15,796	2,019,992
Texas Capital Bancshares, Inc. (a)	33,961	3,107,431
Triumph Bancorp, Inc. (a)	83,242	3,392,111
UMB Financial Corp.	17,513	1,335,016
Wintrust Financial Corp.	40,182	3,497,843

		60,974,941

Beverages—0.9%
Cott Corp.	156,629	2,592,210
MGP Ingredients, Inc. (b)	17,552	1,558,793

		4,151,003

Biotechnology—1.6%
Agios Pharmaceuticals, Inc. (a) (b)	15,363	1,294,025
Aimmune Therapeutics, Inc. (a) (b)	30,274	814,068
Argenx SE (ADR) (a)	11,291	935,572
Genomic Health, Inc. (a)	30,390	1,531,656
Global Blood Therapeutics, Inc. (a) (b)	20,359	920,227
Ironwood Pharmaceuticals, Inc. (a) (b)	66,888	1,278,899
Xencor, Inc. (a)	23,095	854,746

		7,629,193

Building Products—1.6%
Armstrong World Industries, Inc. (a)	37,848	2,391,994
Masonite International Corp. (a)	26,067	1,872,914
Patrick Industries, Inc. (a)	20,548	1,168,154
Trex Co., Inc. (a)	30,167	1,888,152

		7,321,214

Capital Markets—1.6%
Artisan Partners Asset Management, Inc. - Class A	31,939	962,961
Donnelley Financial Solutions, Inc. (a)	93,567	1,625,259
Hercules Capital, Inc.	72,230	913,710
MarketAxess Holdings, Inc. (b)	8,349	1,651,933
Stifel Financial Corp.	46,489	2,429,050

		7,582,913

Chemicals—3.2%
AdvanSix, Inc. (a)	78,722	2,883,587
Ashland Global Holdings, Inc.	22,086	1,726,683
Cabot Corp.	33,522	2,070,654
Ingevity Corp. (a)	49,238	3,981,384
Minerals Technologies, Inc.	33,085	2,492,955
WR Grace & Co.	26,112	1,914,271

		15,069,534

Commercial Services & Supplies—2.3%
Clean Harbors, Inc. (a) (b)	31,318	1,739,715
KAR Auction Services, Inc.	73,609	4,033,773
Kimball International, Inc. - Class B	74,366	1,201,755
LSC Communications, Inc.	58,202	911,443
Viad Corp.	57,747	3,132,775

		11,019,461

Communications Equipment—0.6%
Digi International, Inc. (a)	95,393	1,259,188
Viavi Solutions, Inc. (a)	153,610	1,572,966

		2,832,154

Computers—0.4%
Perspecta, Inc.	92,525	1,901,389

Construction & Engineering—0.8%
Granite Construction, Inc. (b)	25,650	1,427,679
MYR Group, Inc. (a)	24,384	864,657
Primoris Services Corp.	57,743	1,572,342

		3,864,678

Construction Materials—0.2%
U.S. Concrete, Inc. (a) (b)	13,749	721,823

Consumer Finance—0.9%
Green Dot Corp. - Class A (a)	23,548	1,728,188
PRA Group, Inc. (a) (b)	63,504	2,448,079

		4,176,267

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Distributors—0.6%
Core-Mark Holding Co., Inc.	31,818	$722,269
Pool Corp.	12,924	1,957,986

		2,680,255

Diversified Consumer Services—2.2%
Adtalem Global Education, Inc. (a)	47,863	2,302,210
Bright Horizons Family Solutions, Inc. (a)	14,935	1,531,136
Chegg, Inc. (a) (b)	42,621	1,184,438
Grand Canyon Education, Inc. (a)	21,858	2,439,571
Laureate Education, Inc. - Class A (a)	73,136	1,048,039
ServiceMaster Global Holdings, Inc. (a)	32,508	1,933,251

		10,438,645

Diversified Financial Services—0.2%
Cannae Holdings, Inc. (a)	60,080	1,114,484

Diversified Telecommunication Services—0.6%
Cogent Communications Holdings, Inc.	32,153	1,716,970
ORBCOMM, Inc. (a) (b)	96,963	979,326

		2,696,296

Electric Utilities—0.9%
ALLETE, Inc.	55,503	4,296,487

Electrical Equipment—0.8%
Generac Holdings, Inc. (a)	28,420	1,470,167
TPI Composites, Inc. (a)	74,238	2,170,719

		3,640,886

Electronic Equipment, Instruments & Components—3.0%
Belden, Inc. (b)	29,998	1,833,478
II-VI, Inc. (a) (b)	41,075	1,784,709
Kimball Electronics, Inc. (a)	24,291	444,525
Littelfuse, Inc.	23,346	5,327,090
Methode Electronics, Inc.	39,257	1,582,057
Rogers Corp. (a)	16,434	1,831,734
Vishay Intertechnology, Inc.	60,772	1,409,910

		14,213,503

Energy Equipment & Services—2.4%
Apergy Corp. (a)	56,033	2,339,377
C&J Energy Services, Inc. (a)	91,483	2,158,999
Cactus, Inc. - Class A (a)	43,099	1,456,315
Dril-Quip, Inc. (a)	19,452	999,833
Natural Gas Services Group, Inc. (a)	67,192	1,585,731
RPC, Inc. (b)	91,061	1,326,759
U.S. Silica Holdings, Inc. (b)	56,262	1,445,371

		11,312,385

Equity Real Estate Investment Trusts—4.4%
American Campus Communities, Inc.	42,264	1,812,280
CubeSmart	96,732	3,116,705
CyrusOne, Inc.	37,480	2,187,333
Hersha Hospitality Trust	75,629	1,622,242

Equity Real Estate Investment Trusts—(Continued)
iStar, Inc. (a) (b)	183,427	1,979,177
JBG SMITH Properties	62,434	2,276,968
National Retail Properties, Inc.	31,847	1,399,994
Retail Opportunity Investments Corp. (b)	178,706	3,424,007
Rexford Industrial Realty, Inc.	55,974	1,757,024
Sabra Health Care REIT, Inc.	57,386	1,246,998

		20,822,728

Food Products—2.1%
Darling Ingredients, Inc. (a)	51,266	1,019,168
Freshpet, Inc. (a)	24,937	684,521
J&J Snack Foods Corp.	15,915	2,426,560
Nomad Foods, Ltd. (a)	132,714	2,546,782
Post Holdings, Inc. (a) (b)	24,082	2,071,533
SunOpta, Inc. (a)	154,205	1,295,322

		10,043,886

Health Care Equipment & Supplies—5.2%
AtriCure, Inc. (a)	57,244	1,548,450
Avanos Medical, Inc. (a)	55,540	3,179,665
Inogen, Inc. (a)	8,382	1,561,818
Insulet Corp. (a)	26,417	2,263,937
iRhythm Technologies, Inc. (a)	22,254	1,805,467
Merit Medical Systems, Inc. (a)	23,160	1,185,792
Neogen Corp. (a) (b)	20,119	1,613,343
Novocure, Ltd. (a)	48,581	1,520,585
Penumbra, Inc. (a)	12,833	1,772,879
Quidel Corp. (a)	37,888	2,519,552
Tactile Systems Technology, Inc. (a)	17,127	890,604
Varex Imaging Corp. (a)	76,538	2,838,795
Wright Medical Group NV (a) (b)	65,368	1,696,953

		24,397,840

Health Care Providers & Services—1.8%
Amedisys, Inc. (a)	16,616	1,420,003
AMN Healthcare Services, Inc. (a)	67,210	3,938,506
HealthEquity, Inc. (a) (b)	28,744	2,158,675
Tivity Health, Inc. (a)	32,426	1,141,395

		8,658,579

Health Care Technology—1.2%
Medidata Solutions, Inc. (a) (b)	28,154	2,268,087
Teladoc, Inc. (a) (b)	37,183	2,158,473
Vocera Communications, Inc. (a)	40,989	1,225,161

		5,651,721

Hotels, Restaurants & Leisure—3.0%
BBX Capital Corp. (b)	127,244	1,149,013
Churchill Downs, Inc. (b)	12,288	3,643,392
Corepoint Lodging, Inc. (a)	47,426	1,228,334
Cracker Barrel Old Country Store, Inc.	6,635	1,036,453
Marriott Vacations Worldwide Corp.	25,477	2,877,882
Planet Fitness, Inc. - Class A (a)	47,063	2,067,948
Wingstop, Inc. (b)	35,818	1,866,834

		13,869,856

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Household Durables—0.7%
Helen of Troy, Ltd. (a)	18,355	$1,807,050
Installed Building Products, Inc. (a)	26,326	1,488,735

		3,295,785

Household Products—0.4%
HRG Group, Inc. (a)	143,813	1,882,512

Industrial Conglomerates—0.5%
Raven Industries, Inc.	59,151	2,274,356

Insurance—2.8%
Employers Holdings, Inc.	80,794	3,247,919
First American Financial Corp.	36,778	1,902,158
Kinsale Capital Group, Inc.	26,820	1,471,345
ProAssurance Corp.	45,299	1,605,850
Reinsurance Group of America, Inc.	19,152	2,556,409
Stewart Information Services Corp.	19,533	841,286
Trupanion, Inc. (a) (b)	39,489	1,524,275

		13,149,242

Internet Software & Services—2.7%
2U, Inc. (a) (b)	19,032	1,590,314
Envestnet, Inc. (a)	31,255	1,717,462
Five9, Inc. (a) (b)	64,313	2,223,300
IAC/InterActiveCorp (a)	10,912	1,663,971
LogMeIn, Inc.	13,830	1,427,948
Mimecast, Ltd. (a)	48,639	2,004,413
Q2 Holdings, Inc. (a)	40,018	2,283,027

		12,910,435

IT Services—3.7%
Conduent, Inc. (a)	184,373	3,350,057
CSG Systems International, Inc.	30,989	1,266,520
Euronet Worldwide, Inc. (a)	47,727	3,998,091
InterXion Holding NV (a)	30,290	1,890,702
Virtusa Corp. (a)	33,341	1,623,040
WEX, Inc. (a)	16,345	3,113,396
WNS Holdings, Ltd. (ADR) (a)	38,904	2,030,011

		17,271,817

Life Sciences Tools & Services—1.0%
Cambrex Corp. (a)	42,016	2,197,437
PRA Health Sciences, Inc. (a) (b)	24,389	2,276,957

		4,474,394

Machinery—5.3%
Alamo Group, Inc.	14,965	1,352,237
Albany International Corp. - Class A	37,144	2,234,212
Altra Industrial Motion Corp.	28,614	1,233,263
Columbus McKinnon Corp.	60,543	2,625,144
EnPro Industries, Inc.	30,064	2,102,977
Evoqua Water Technologies Corp. (a) (b)	93,570	1,918,185
Harsco Corp. (a)	62,406	1,379,173
John Bean Technologies Corp. (b)	24,860	2,210,054
Proto Labs, Inc. (a)	15,941	1,896,182

Machinery—(Continued)
RBC Bearings, Inc. (a)	27,697	3,567,651
Standex International Corp.	27,048	2,764,306
WABCO Holdings, Inc. (a)	14,614	1,710,130

		24,993,514

Marine—0.3%
Kirby Corp. (a)	17,389	1,453,720

Media—1.8%
Emerald Expositions Events, Inc. (b)	42,010	865,406
GCI Liberty, Inc. - Class A (a)	60,890	2,744,921
Gray Television, Inc. (a)	168,874	2,668,209
John Wiley & Sons, Inc. - Class A	33,185	2,070,744

		8,349,280

Metals & Mining—0.3%
Ferroglobe Representation & Warranty Insurance Trust (a) (c)	141,548	0
Haynes International, Inc.	37,282	1,369,741

		1,369,741

Multi-Utilities—0.6%
NorthWestern Corp.	45,896	2,627,546

Multiline Retail—0.7%
Big Lots, Inc.	22,988	960,439
Ollie’s Bargain Outlet Holdings, Inc. (a) (b)	33,233	2,409,392

		3,369,831

Oil, Gas & Consumable Fuels—1.8%
Arch Coal, Inc. - Class A	13,010	1,020,374
Gulfport Energy Corp. (a)	109,785	1,379,997
PDC Energy, Inc. (a)	25,374	1,533,858
QEP Resources, Inc. (a)	160,245	1,964,604
SRC Energy, Inc. (a)	232,333	2,560,310

		8,459,143

Pharmaceuticals—2.0%
Aerie Pharmaceuticals, Inc. (a) (b)	18,842	1,272,777
Catalent, Inc. (a)	55,032	2,305,290
Intersect ENT, Inc. (a)	33,687	1,261,578
Prestige Brands Holdings, Inc. (a) (b)	57,057	2,189,848
Supernus Pharmaceuticals, Inc. (a)	35,994	2,154,241

		9,183,734

Professional Services—1.9%
Insperity, Inc.	38,185	3,637,121
Korn/Ferry International	64,690	4,006,252
WageWorks, Inc. (a)	20,985	1,049,250

		8,692,623

Road & Rail—1.1%
Genesee & Wyoming, Inc. - Class A (a) (b)	28,230	2,295,664
Old Dominion Freight Line, Inc.	19,068	2,840,369

		5,136,033

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Semiconductors & Semiconductor Equipment—2.9%
Advanced Energy Industries, Inc. (a)	25,893	$1,504,125
Mellanox Technologies, Ltd. (a)	40,582	3,421,063
MKS Instruments, Inc.	14,086	1,348,030
Monolithic Power Systems, Inc.	14,334	1,916,026
Semtech Corp. (a)	37,087	1,744,943
Silicon Laboratories, Inc. (a)	18,125	1,805,250
Teradyne, Inc.	19,319	735,474
Ultra Clean Holdings, Inc. (a) (b)	80,315	1,333,229

		13,808,140

Software—3.8%
Blackbaud, Inc. (b)	16,312	1,671,164
CommVault Systems, Inc. (a)	36,028	2,372,444
Guidewire Software, Inc. (a) (b)	21,800	1,935,404
HubSpot, Inc. (a)	12,577	1,577,156
Rapid7, Inc. (a)	47,847	1,350,242
RealPage, Inc. (a)	30,390	1,674,489
RingCentral, Inc. - Class A (a)	25,921	1,823,542
Talend S.A. (ADR) (a)	23,738	1,478,403
TiVo Corp.	108,502	1,459,352
Varonis Systems, Inc. (a)	11,556	860,922
Verint Systems, Inc. (a)	38,164	1,692,574

		17,895,692

Specialty Retail—1.5%
Aaron’s, Inc.	28,981	1,259,224
At Home Group, Inc. (a)	51,417	2,012,976
Genesco, Inc. (a)	15,874	630,198
National Vision Holdings, Inc. (a) (b)	46,723	1,708,660
Sally Beauty Holdings, Inc. (a) (b)	95,133	1,524,982

		7,136,040

Technology Hardware, Storage & Peripherals—0.3%
Cray, Inc. (a)	48,293	1,188,008

Textiles, Apparel & Luxury Goods—1.2%
Columbia Sportswear Co.	21,587	1,974,563
Crocs, Inc. (a)	54,788	964,817
G-III Apparel Group, Ltd. (a)	26,514	1,177,222
Steven Madden, Ltd.	27,876	1,480,215

		5,596,817

Thrifts & Mortgage Finance—1.4%
Essent Group, Ltd. (a)	21,578	772,924
Federal Agricultural Mortgage Corp. - Class C	21,608	1,933,484
Meta Financial Group, Inc.	17,482	1,702,747
OceanFirst Financial Corp.	78,960	2,365,641

		6,774,796

Trading Companies & Distributors—0.7%
BMC Stock Holdings, Inc. (a)	55,627	1,159,823
SiteOne Landscape Supply, Inc. (a)	27,068	2,272,900

		3,432,723

Total Common Stocks (Cost $310,800,124)		461,728,001

Short-Term Investment—2.0%
Security Description	Principal Amount*	Value

Repurchase Agreement—2.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/29/18 at 0.800%, due on 07/02/18 with a maturity value of $9,541,377; collateralized by U.S. Treasury Note at 1.625%, maturing 11/15/22, with a market value of $9,735,863.	9,540,741	$9,540,741

Total Short-Term Investments (Cost $9,540,741)		9,540,741

Securities Lending Reinvestments (d)—12.5%

Certificates of Deposit—4.6%
Banco Del Estado De Chile New York 2.455%, 3M LIBOR + 0.100%, 11/14/18 (e)	1,250,000	1,250,067
Bank of Montreal (Chicago) 2.383%, 3M LIBOR + 0.030%, 11/06/18 (e)	1,000,000	999,942
Bank of Nova Scotia 2.605%, 3M LIBOR + 0.280%, 03/20/19 (e)	1,500,000	1,502,100
Barclays Bank plc 2.430%, 08/01/18	1,000,000	1,000,297
Barclays Capital, plc 2.271%, 1M LIBOR + 0.270%, 08/03/18 (e)	1,000,000	999,906
Chiba Bank, Ltd., New York 2.240%, 07/18/18	1,500,000	1,499,929
China Construction Bank 2.550%, 09/17/18	1,500,000	1,499,974
Citibank N.A. 2.376%, 1M LIBOR + 0.330%, 09/12/18 (e)	1,000,000	999,929
Cooperative Rabobank UA 2.488%, 3M LIBOR + 0.140%, 10/16/18 (e)	1,000,000	1,000,778
Credit Agricole S.A. 2.376%, 1M LIBOR + 0.330%, 10/09/18 (e)	500,000	500,023
Credit Suisse AG New York 2.460%, FEDEFF PRV + 0.550%, 09/07/18 (e)	500,000	500,000
Industrial & Commercial Bank of China, Ltd. 2.450%, 08/15/18	1,250,000	1,249,949
Mizuho Bank, Ltd., New York 2.348%, 1M LIBOR + 0.250%, 11/26/18 (e)	1,500,000	1,500,006
Norinchukin Bank New York 2.301%, 1M LIBOR + 0.300%, 09/04/18 (e)	1,000,000	999,751
Royal Bank of Canada New York 2.296%, 1M LIBOR + 0.250%, 01/11/19 (e)	1,500,000	1,499,985
2.525%, 1M LIBOR + 0.440%, 09/17/18 (e)	500,000	500,401
Standard Chartered plc 2.250%, 08/21/18	1,000,000	1,000,153
Sumitomo Mitsui Trust Bank, Ltd., London 2.408%, 1M LIBOR + 0.310%, 11/26/18 (e)	1,000,000	1,000,000
Wells Fargo Bank N.A. 2.467%, 3M LIBOR + 0.130%, 07/11/18 (e)	1,250,000	1,250,029
Westpac Banking Corp. 2.360%, FEDEFF PRV + 0.450%, 02/15/19 (e)	1,000,000	999,934

		21,753,153

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Securities Lending Reinvestments (d)—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper—1.9%
Canadian Imperial Bank of Commerce 2.485%, 1M LIBOR + 0.400%, 09/17/18 (e)	500,000	$500,219
Macquarie Bank, Ltd. 2.280%, 09/04/18	994,173	995,934
Sheffield Receivables Co. 2.490%, 11/26/18	493,464	494,817
Starbird Funding Corp. 2.300%, 08/10/18	1,988,756	1,995,010
Toyota Motor Credit Corp. 2.310%, 09/18/18	1,488,643	1,492,383
UBS AG 2.431%, 1M LIBOR + 0.430%, 02/01/19 (e)	1,500,000	1,499,712
Westpac Banking Corp. 2.371%, 1M LIBOR + 0.280%, 05/24/19 (e)	2,000,000	2,000,000

		8,978,075

Repurchase Agreements—4.9%
Citigroup Global Markets, Inc. Repurchase Agreement dated 05/03/18 at 2.180%, due on 07/06/18 with a maturity value of $1,003,876; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 8.750%, maturity dates ranging from 05/15/20 - 08/15/45, and various Common Stock with an aggregate market value of $1,054,288.	1,000,000	1,000,000
Repurchase Agreement dated 01/25/17 at 2.460%, due on 10/01/18 with a maturity value of $208,391; collateralized by U.S. Treasury Obligations with rates ranging from 1.500% - 2.500%, maturity dates ranging from 01/31/19 - 02/15/26, and an aggregate market value of $204,000.	200,000	200,000
Deutsche Bank AG, London Repurchase Agreement dated 01/09/18 at 2.300%, due on 07/02/18 with a maturity value of $606,670; collateralized by various Common Stock with an aggregate market value of $669,725.	600,000	600,000
Repurchase Agreement dated 09/12/17 at 2.440%, due on 08/06/18 with a maturity value of $1,277,789; collateralized by various Common Stock with an aggregate market value of $1,395,261.	1,250,000	1,250,000
ING Bank NV Repurchase Agreement dated 05/21/18 at 2.190%, due on 07/02/18 with a maturity value of $701,789; collateralized by various Common Stock with an aggregate market value of $778,537.	700,000	700,000
Macquarie Bank, Ltd., London Repurchase Agreement dated 06/29/18 at 2.000%, due on 07/02/18 with a maturity value of $419,813; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.875%, maturity dates ranging from 07/19/18 - 02/15/46, and an aggregate market value of $428,333.	419,743	419,743
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 2.460%, due on 10/01/18 with a maturity value of $209,635; collateralized by various Common Stock with an aggregate market value of $220,000.	200,000	200,000

Repurchase Agreements—(Continued)
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 08/01/17 at 2.460%, due on 10/01/18 with a maturity value of $2,315,498; collateralized by various Common Stock with an aggregate market value of $2,475,000.	2,250,000	2,250,000
NBC Global Finance, Ltd. Repurchase Agreement dated 11/30/17 at 2.080%, due on 07/02/18 with a maturity value of $1,923,492; collateralized by various Common Stock with an aggregate market value of $2,114,493.	1,900,000	1,900,000
Repurchase Agreement dated 03/16/18 at 2.080%, due on 07/02/18 with a maturity value of $1,811,232; collateralized by various Common Stock with an aggregate market value of $2,003,204.	1,800,000	1,800,000
Repurchase Agreement dated 04/23/18 at 2.110%, due on 07/06/18 with a maturity value of $1,506,506; collateralized by various Common Stock with an aggregate market value of $1,669,337.	1,500,000	1,500,000
Repurchase Agreement dated 03/16/18 at 2.110%, due on 07/06/18 with a maturity value of $1,006,564; collateralized by various Common Stock with an aggregate market value of $1,112,891.	1,000,000	1,000,000
Societe Generale Repurchase Agreement dated 03/16/18 at 2.050%, due on 07/02/18 with a maturity value of $1,609,840; collateralized by various Common Stock with an aggregate market value of $1,780,563.	1,600,000	1,600,000
Repurchase Agreement dated 03/28/18 at 2.050%, due on 07/02/18 with a maturity value of $1,307,107; collateralized by various Common Stock with an aggregate market value of $1,446,707.	1,300,000	1,300,000
Repurchase Agreement dated 03/08/18 at 2.050%, due on 07/02/18 with a maturity value of $2,214,532; collateralized by various Common Stock with an aggregate market value of $2,448,274.	2,200,000	2,200,000
Repurchase Agreement dated 03/21/18 at 2.050%, due on 07/02/18 with a maturity value of $2,414,077; collateralized by various Common Stock with an aggregate market value of $2,670,845.	2,400,000	2,400,000
Repurchase Agreement dated 04/18/18 at 2.080%, due on 07/06/18 with a maturity value of $1,004,564; collateralized by various Common Stock with an aggregate market value of $1,112,852.	1,000,000	1,000,000
Repurchase Agreement dated 05/10/18 at 2.080%, due on 07/06/18 with a maturity value of $1,504,940; collateralized by various Common Stock with an aggregate market value of $1,669,278.	1,500,000	1,500,000

		22,819,743

Time Deposits—1.1%
DNB Bank ASA 1.870%, 07/02/18	1,000,000	1,000,000
DZ Bank AG 1.890%, 07/02/18	1,000,000	1,000,000
Nordea Bank New York 1.880%, 07/02/18	1,000,000	1,000,000

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Securities Lending Reinvestments (d)—(Continued)

Security Description	Principal Amount*	Value

Time Deposits—(Continued)
Santander UK Group Holdings plc 1.900%, 07/02/18	1,000,000	$1,000,000
Svenska Handelsbanken AB 1.870%, 07/02/18	1,000,000	1,000,000

		5,000,000

Total Securities Lending Reinvestments (Cost $58,548,115)		58,550,971

Total Investments—112.8% (Cost $378,888,980)		529,819,713
Other assets and liabilities (net)—(12.8)%		(60,066,273)

Net Assets—100.0%		$469,753,440

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2018, the market value of securities loaned was $57,061,666 and the collateral received consisted of cash in the amount of $58,534,778. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Illiquid security. As of June 30, 2018, these securities represent 0.0% of net assets.
(d)	Represents investment of cash collateral received from securities on loan as of June 30, 2018.
(e)	Variable or floating rate security. The stated rate represents the rate at June 30, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(ADR)—	American Depositary Receipt
(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2018:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$10,661,982	$—	$—	$10,661,982
Auto Components	5,257,976	—	—	5,257,976
Banks	60,974,941	—	—	60,974,941
Beverages	4,151,003	—	—	4,151,003
Biotechnology	7,629,193	—	—	7,629,193
Building Products	7,321,214	—	—	7,321,214
Capital Markets	7,582,913	—	—	7,582,913
Chemicals	15,069,534	—	—	15,069,534
Commercial Services & Supplies	11,019,461	—	—	11,019,461
Communications Equipment	2,832,154	—	—	2,832,154
Computers	1,901,389	—	—	1,901,389
Construction & Engineering	3,864,678	—	—	3,864,678
Construction Materials	721,823	—	—	721,823
Consumer Finance	4,176,267	—	—	4,176,267
Distributors	2,680,255	—	—	2,680,255
Diversified Consumer Services	10,438,645	—	—	10,438,645
Diversified Financial Services	1,114,484	—	—	1,114,484
Diversified Telecommunication Services	2,696,296	—	—	2,696,296
Electric Utilities	4,296,487	—	—	4,296,487
Electrical Equipment	3,640,886	—	—	3,640,886
Electronic Equipment, Instruments & Components	14,213,503	—	—	14,213,503
Energy Equipment & Services	11,312,385	—	—	11,312,385
Equity Real Estate Investment Trusts	20,822,728	—	—	20,822,728
Food Products	10,043,886	—	—	10,043,886
Health Care Equipment & Supplies	24,397,840	—	—	24,397,840
Health Care Providers & Services	8,658,579	—	—	8,658,579
Health Care Technology	5,651,721	—	—	5,651,721
Hotels, Restaurants & Leisure	13,869,856	—	—	13,869,856
Household Durables	3,295,785	—	—	3,295,785
Household Products	1,882,512	—	—	1,882,512
Industrial Conglomerates	2,274,356	—	—	2,274,356
Insurance	13,149,242	—	—	13,149,242
Internet Software & Services	12,910,435	—	—	12,910,435
IT Services	17,271,817	—	—	17,271,817
Life Sciences Tools & Services	4,474,394	—	—	4,474,394
Machinery	24,993,514	—	—	24,993,514
Marine	1,453,720	—	—	1,453,720
Media	8,349,280	—	—	8,349,280
Metals & Mining	1,369,741	0	—	1,369,741
Multi-Utilities	2,627,546	—	—	2,627,546

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Multiline Retail	$3,369,831	$—	$—	$3,369,831
Oil, Gas & Consumable Fuels	8,459,143	—	—	8,459,143
Pharmaceuticals	9,183,734	—	—	9,183,734
Professional Services	8,692,623	—	—	8,692,623
Road & Rail	5,136,033	—	—	5,136,033
Semiconductors & Semiconductor Equipment	13,808,140	—	—	13,808,140
Software	17,895,692	—	—	17,895,692
Specialty Retail	7,136,040	—	—	7,136,040
Technology Hardware, Storage & Peripherals	1,188,008	—	—	1,188,008
Textiles, Apparel & Luxury Goods	5,596,817	—	—	5,596,817
Thrifts & Mortgage Finance	6,774,796	—	—	6,774,796
Trading Companies & Distributors	3,432,723	—	—	3,432,723
Total Common Stocks	461,728,001	0	—	461,728,001
Total Short-Term Investment*	—	9,540,741	—	9,540,741
Total Securities Lending Reinvestments*	—	58,550,971	—	58,550,971
Total Investments	$461,728,001	$68,091,712	$—	$529,819,713

Collateral for Securities Loaned (Liability)	$—	$(58,534,778)	$—	$(58,534,778)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

Assets
Investments at value (a) (b)	$529,819,713
Cash	87,568
Receivable for:
Investments sold	743,615
Fund shares sold	35
Dividends and interest	243,515

Total Assets	530,894,446
Liabilities
Collateral for securities loaned	58,534,778
Payables for:
Investments purchased	1,188,677
Fund shares redeemed	825,838
Accrued Expenses:
Management fees	323,388
Distribution and service fees	38,219
Deferred trustees’ fees	113,310
Other expenses	116,796

Total Liabilities	61,141,006

Net Assets	$469,753,440

Net Assets Consist of:
Paid in surplus	$290,555,579
Undistributed net investment income	3,898
Accumulated net realized gain	28,263,230
Unrealized appreciation on investments	150,930,733

Net Assets	$469,753,440

Net Assets
Class A	$276,105,767
Class B	164,212,262
Class E	29,435,411
Capital Shares Outstanding*
Class A	997,444
Class B	626,821
Class E	109,755
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$276.81
Class B	261.98
Class E	268.19

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $378,888,980.
(b)	Includes securities loaned at value of $57,061,666.

Statement of Operations

Six Months Ended June 30, 2018 (Unaudited)

Investment Income
Dividends (a)	$2,191,291
Interest	27,057
Securities lending income	226,827

Total investment income	2,445,175
Expenses
Management fees	2,112,811
Administration fees	7,513
Custodian and accounting fees	29,247
Distribution and service fees—Class B	208,045
Distribution and service fees—Class E	22,221
Audit and tax services	21,770
Legal	21,433
Trustees’ fees and expenses	20,719
Shareholder reporting	45,410
Insurance	1,436
Miscellaneous	5,140

Total expenses	2,495,745
Less management fee waiver	(185,168)
Less broker commission recapture	(7,647)

Net expenses	2,302,930

Net Investment Income	142,245

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	28,199,592

Net change in unrealized depreciation on investments	(3,333,042)

Net realized and unrealized gain	24,866,550

Net Increase in Net Assets From Operations	$25,008,795

(a)	Net of foreign withholding taxes of $6,499.

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$142,245	$333,261
Net realized gain	28,199,592	47,593,068
Net change in unrealized appreciation (depreciation)	(3,333,042)	17,357,192

Increase in net assets from operations	25,008,795	65,283,521

From Distributions to Shareholders
Net investment income
Class A	(55,220)	(766,898)
Class B	0	(115,507)
Class E	0	(48,669)
Net realized capital gains
Class A	(27,606,594)	(17,072,061)
Class B	(17,342,821)	(11,251,238)
Class E	(3,031,392)	(2,031,748)

Total distributions	(48,036,027)	(31,286,121)

Increase (decrease) in net assets from capital share transactions	17,287,212	(18,769,189)

Total increase (decrease) in net assets	(5,740,020)	15,228,211

Net Assets
Beginning of period	475,493,460	460,265,249

End of period	$469,753,440	$475,493,460

Undistributed (overdistributed) net investment income
End of period	$3,898	$(83,127)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	6,709	$1,978,128	40,523	$11,185,340
Reinvestments	97,803	27,661,814	67,746	17,838,959
Redemptions	(52,693)	(15,560,665)	(129,901)	(35,696,438)

Net increase (decrease)	51,819	$14,079,277	(21,632)	$(6,672,139)

Class B
Sales	3,782	$1,066,821	30,477	$7,974,188
Reinvestments	64,785	17,342,821	45,253	11,366,745
Redemptions	(56,132)	(15,812,357)	(108,518)	(28,690,239)

Net increase (decrease)	12,435	$2,597,285	(32,788)	$(9,349,306)

Class E
Sales	1,260	$357,651	4,076	$1,100,417
Reinvestments	11,062	3,031,392	8,118	2,080,417
Redemptions	(9,667)	(2,778,393)	(22,067)	(5,928,578)

Net increase (decrease)	2,655	$610,650	(9,873)	$(2,747,744)

Increase (decrease) derived from capital shares transactions		$17,287,212		$(18,769,189)

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$290.82		$270.77	$250.78	$290.12	$322.61	$250.37

Income (Loss) from Investment Operations
Net investment income (a)	0.23		0.48	1.15 (b)	1.19	0.91	0.53
Net realized and unrealized gain (loss) on investments	16.32		38.81	43.25	(2.32)	8.06	94.94

Total from investment operations	16.55		39.29	44.40	(1.13)	8.97	95.47

Less Distributions
Distributions from net investment income	(0.06)		(0.83)	(0.85)	(0.46)	(0.14)	(1.29)
Distributions from net realized capital gains	(30.50)		(18.41)	(23.56)	(37.75)	(41.32)	(21.94)

Total distributions	(30.56)		(19.24)	(24.41)	(38.21)	(41.46)	(23.23)

Net Asset Value, End of Period	$276.81		$290.82	$270.77	$250.78	$290.12	$322.61

Total Return (%) (c)	5.47	(d)	15.24	19.27	(1.50)	3.76	41.04

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.96	(e)	0.96	0.96	0.96	0.96	0.95
Net ratio of expenses to average net assets (%) (f)	0.89	(e)	0.89	0.88	0.88	0.88	0.88
Ratio of net investment income to average net assets (%)	0.16	(e)	0.17	0.47 (b)	0.43	0.31	0.19
Portfolio turnover rate (%)	13	(d)	28	34	36	35	36
Net assets, end of period (in millions)	$276.1		$275.0	$261.9	$241.5	$269.1	$286.0

	Class B
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$277.03		$258.82	$240.67	$280.08	$313.49	$243.89

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.13)		(0.21)	0.51 (b)	0.48	0.18	(0.18)
Net realized and unrealized gain (loss) on investments	15.58		37.02	41.37	(2.14)	7.73	92.38

Total from investment operations	15.45		36.81	41.88	(1.66)	7.91	92.20

Less Distributions
Distributions from net investment income	0.00		(0.19)	(0.17)	0.00	0.00	(0.66)
Distributions from net realized capital gains	(30.50)		(18.41)	(23.56)	(37.75)	(41.32)	(21.94)

Total distributions	(30.50)		(18.60)	(23.73)	(37.75)	(41.32)	(22.60)

Net Asset Value, End of Period	$261.98		$277.03	$258.82	$240.67	$280.08	$313.49

Total Return (%) (c)	5.34	(d)	14.96	18.97	(1.74)	3.50	40.68

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.21	(e)	1.21	1.21	1.21	1.21	1.20
Net ratio of expenses to average net assets (%) (f)	1.14	(e)	1.14	1.13	1.13	1.13	1.13
Ratio of net investment income (loss) to average net assets (%)	(0.09	)(e)	(0.08)	0.22 (b)	0.18	0.06	(0.07)
Portfolio turnover rate (%)	13	(d)	28	34	36	35	36
Net assets, end of period (in millions)	$164.2		$170.2	$167.5	$157.9	$179.5	$190.1

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$282.79		$263.82	$244.89	$284.11	$317.10	$246.44

Income (Loss) from Investment Operations
Net investment income (a)	0.01		0.05	0.76 (b)	0.76	0.46	0.09
Net realized and unrealized gain (loss) on investments	15.89		37.77	42.15	(2.23)	7.87	93.41

Total from investment operations	15.90		37.82	42.91	(1.47)	8.33	93.50

Less Distributions
Distributions from net investment income	0.00		(0.44)	(0.42)	0.00	0.00	(0.90)
Distributions from net realized capital gains	(30.50)		(18.41)	(23.56)	(37.75)	(41.32)	(21.94)

Total distributions	(30.50)		(18.85)	(23.98)	(37.75)	(41.32)	(22.84)

Net Asset Value, End of Period	$268.19		$282.79	$263.82	$244.89	$284.11	$317.10

Total Return (%) (c)	5.39	(d)	15.07	19.09	(1.64)	3.60	40.83

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.11	(e)	1.11	1.11	1.11	1.11	1.10
Net ratio of expenses to average net assets (%) (f)	1.04	(e)	1.04	1.03	1.03	1.03	1.03
Ratio of net investment income to average net assets (%)	0.01	(e)	0.02	0.31 (b)	0.28	0.16	0.03
Portfolio turnover rate (%)	13	(d)	28	34	36	35	36
Net assets, end of period (in millions)	$29.4		$30.3	$30.9	$29.1	$33.9	$38.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to $0.03 per share and 0.01% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—June 30, 2018 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Loomis Sayles Small Cap Core Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820-Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-17

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture, adjustments to prior period accumulated balances, distribution re-designations and real estate investment trust (“REIT”) adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to

BHFTII-18

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2018, the Portfolio had direct investments in repurchase agreements with a gross value of $9,540,741. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $22,819,743. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2018, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial

BHFTII-19

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2018 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$59,760,391	$0	$87,157,156

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2018	% per annum	Average Daily Net Assets
$2,112,811	0.900%	Of the first $500 million
	0.850%	On amounts in excess of $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Loomis, Sayles & Company, L.P. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.050%	Of the first $200 million
0.100%	On the next $300 million
0.050%	On amounts in excess of $500 million

An identical expense agreement was in place for the period May 1, 2017 to April 30, 2018. Amounts waived for the six months ended June 30, 2018 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

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Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, B and E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2018 was as follows:

Cost basis of investments	$378,619,052

Gross unrealized appreciation	160,498,335
Gross unrealized depreciation	(9,297,674)

Net unrealized appreciation (depreciation)	$151,200,661

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$931,074	$1,101,754	$30,355,047	$39,089,011	$31,286,121	$40,190,765

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$406,625	$47,401,208	$154,533,703	$—	$202,341,536

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Portfolio had no accumulated capital losses no pre-enactment accumulated capital loss carryforwards.

BHFTII-21

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Managed by Loomis, Sayles & Company L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2018, the Class A, B, and E shares of the Loomis Sayles Small Cap Growth Portfolio returned 14.96%, 14.81%, and 14.96%, respectively. The Portfolio’s benchmark, the Russell 2000 Growth Index1, returned 9.70%.

MARKET ENVIRONMENT / CONDITIONS

After a modestly weak and volatile start to 2018, domestic equity markets returned to broad based gains during the first half of the year, with the S&P 500 Index up 2.6%. Despite numerous concerns including the aging economic recovery, Federal Reserve interest rate normalization, and intensifying threats of import tariffs and trade wars, investors focused on the current healthy state of the U.S. economy and the improved corporate earnings outlook. The net result was a return to a more aggressive and U.S. centric posture by investors, as market volatility returned to historically low levels from its spike in February, and ETF and index fund flows heavily favored small cap stocks. Against this backdrop, small cap stocks, as measured by the Russell 2000 Index’s 7.7% return, far outperformed large cap equities for the period led by the smallest capitalization stocks. On a style basis, small cap growth stocks continued to dominate small cap value stocks as the Russell 2000 Growth Index returned 9.7% compared to the Russell 2000 Value Index return of 5.4% over the period. Within the Russell 2000 Index, growth areas in the market represented by the Health Care and Information Technology (“IT”) sectors were strong performers while interest rate sensitive sectors such as Utilities and real estate investment trusts lagged in a rising interest rate environment. Overall, the environment favored growth during the first half of the year, despite having lost some ground during the second quarter.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed the Russell 2000 Growth Index over the last six months. Positive stock selection, primarily within the Health Care, Consumer Discretionary, and IT sectors, benefited relative results. Weak stock selection in the Industrials sector detracted from relative performance.

The Portfolio’s top individual stock contributors to performance were names held in the Health Care sector: HealthEquity; Ablynx; and Teledoc. HealthEquity provides healthcare savings accounts. The company has reported solid quarters as it gains market share. Also, the company reported the highest number of new accounts on record during its most recent quarterly report and had growth in custodial assets. Biotechnology company Ablynx was up during the period after it announced it would be acquired at a premium by Sanofi. Teledoc is the leader in the telemedicine market providing patients rapid access to care via phone and video. The company reported during the period robust revenue growth driven by increasing subscriptions and total patient visits.

The Portfolio’s largest detractors to performance were holdings Dermira, Installed Building Products and Mercury Systems. Biotechnology company Dermira declined after it announced two clinical trials failed to meet endpoints, and as a result, the company would abandon the pursuit of the treatments. We exited the position over the period after our stop-loss sell discipline was triggered. Installed Building Products, a residential insulation installer, also declined during the period after a very strong 2017. The company experienced higher medical, fuel and workers compensation costs impacting gross margins. Defense electronics contractor, Mercury Systems, declined during the period due to ongoing federal budget delays. We exited the Portfolio’s position in the stock over the period based on our stop-loss framework.

During the six-month period ending June 30, 2018, the Portfolio’s sector weight exposure changed across a few sectors on both an absolute and relative basis. The changes were primarily the result of our bottom-up, stock selection investment process. The Portfolio’s weight in the Health Care sector increased during the time period, particularly in the providers and services groups. We added selectively to those groups, but market appreciation also increased our exposure from strong performance. Both Industrials and IT exposures decreased during the period. Within Industrials, we sold out of a few names based on fundamental concerns and stop-losses. The Portfolio’s reduction to the IT sector was driven by a decrease in exposure to electronic equipment and semiconductors.

Mark Burns

John Slavik

Portfolio Managers

Loomis, Sayles & Company L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-1

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 GROWTH INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2018

	6 Month	1 Year	5 Year	10 Year
Loomis Sayles Small Cap Growth Portfolio
Class A	14.96	27.75	13.98	12.24
Class B	14.81	27.51	13.71	11.97
Class E	14.96	27.69	13.82	12.09
Russell 2000 Growth Index	9.70	21.86	13.65	11.24

1 The Russell 2000 Growth Index is an unmanaged measure of performance of those Russell 2000 companies (small capitalization companies) that have higher price-to book ratios and higher forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2018

Top Holdings

% of Net Assets
Grand Canyon Education, Inc.	1.5
Ollie’s Bargain Outlet Holdings, Inc.	1.5
Q2 Holdings, Inc.	1.4
PRA Health Sciences, Inc.	1.4
SiteOne Landscape Supply, Inc.	1.4
Medidata Solutions, Inc.	1.4
Insulet Corp.	1.4
Five9, Inc.	1.4
HealthEquity, Inc.	1.4
Teladoc, Inc.	1.4

Top Sectors

% of Net Assets
Health Care	27.0
Information Technology	22.4
Consumer Discretionary	16.1
Industrials	15.5
Financials	9.4
Energy	2.5
Telecommunication Services	1.7
Consumer Staples	1.4
Materials	1.1

BHFTII-2

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2018 through June 30, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Loomis Sayles Small Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period** January 1, 2018 to June 30, 2018
Class A (a)	Actual	0.88%	$1,000.00	$1,149.60	$4.69
	Hypothetical*	0.88%	$1,000.00	$1,020.43	$4.41

Class B (a)	Actual	1.13%	$1,000.00	$1,148.10	$6.02
	Hypothetical*	1.13%	$1,000.00	$1,019.19	$5.66

Class E (a)	Actual	1.03%	$1,000.00	$1,149.60	$5.49
	Hypothetical*	1.03%	$1,000.00	$1,019.69	$5.16

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—97.1% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—3.7%
AAR Corp.	61,278	$2,848,814
Astronics Corp. (a) (b)	77,348	2,782,208
Hexcel Corp.	63,607	4,222,233
KLX, Inc. (b)	55,215	3,969,958

		13,823,213

Banks—4.2%
Chemical Financial Corp.	57,601	3,206,648
Pacific Premier Bancorp, Inc. (b)	63,823	2,434,848
Pinnacle Financial Partners, Inc.	52,221	3,203,758
Renasant Corp.	84,393	3,841,569
UMB Financial Corp.	41,574	3,169,186

		15,856,009

Beverages—1.0%
MGP Ingredients, Inc. (a)	41,664	3,700,180

Biotechnology—4.8%
Agios Pharmaceuticals, Inc. (a) (b)	36,470	3,071,868
Aimmune Therapeutics, Inc. (a) (b)	71,865	1,932,450
Argenx SE (ADR) (b)	26,805	2,221,062
Genomic Health, Inc. (b)	72,139	3,635,806
Global Blood Therapeutics, Inc. (a) (b)	48,327	2,184,381
Ironwood Pharmaceuticals, Inc. (a) (b)	158,776	3,035,797
Xencor, Inc. (b)	54,823	2,028,999

		18,110,363

Building Products—1.9%
Patrick Industries, Inc. (b)	48,778	2,773,029
Trex Co., Inc. (b)	71,610	4,482,070

		7,255,099

Capital Markets—1.7%
Artisan Partners Asset Management, Inc. - Class A	75,817	2,285,883
MarketAxess Holdings, Inc.	19,819	3,921,387

		6,207,270

Chemicals—1.1%
Ingevity Corp. (b)	50,420	4,076,961

Construction & Engineering—1.9%
Granite Construction, Inc. (a)	60,889	3,389,082
Primoris Services Corp.	136,663	3,721,333

		7,110,415

Consumer Finance—1.1%
Green Dot Corp. - Class A (b)	55,899	4,102,428

Distributors—1.2%
Pool Corp.	30,681	4,648,172

Diversified Consumer Services—3.9%
Bright Horizons Family Solutions, Inc. (b)	35,453	3,634,642
Chegg, Inc. (a) (b)	101,174	2,811,625

Diversified Consumer Services—(Continued)
Grand Canyon Education, Inc. (b)	51,888	5,791,220
Laureate Education, Inc. - Class A (b)	173,146	2,481,182

		14,718,669

Diversified Telecommunication Services—1.7%
Cogent Communications Holdings, Inc. (a)	76,325	4,075,755
ORBCOMM, Inc. (a) (b)	230,171	2,324,727

		6,400,482

Electrical Equipment—0.9%
Generac Holdings, Inc. (b)	67,462	3,489,809

Energy Equipment & Services—1.6%
Cactus, Inc. - Class A (b)	102,308	3,456,987
Dril-Quip, Inc. (b)	46,175	2,373,395

		5,830,382

Food Products—0.4%
Freshpet, Inc. (b)	59,019	1,620,072

Health Care Equipment & Supplies—10.1%
AtriCure, Inc. (b)	135,883	3,675,635
Inogen, Inc. (b)	19,898	3,707,594
Insulet Corp. (b)	62,708	5,374,076
iRhythm Technologies, Inc. (b)	52,827	4,285,855
Merit Medical Systems, Inc. (b)	54,979	2,814,925
Neogen Corp. (b)	47,760	3,829,874
Novocure, Ltd. (b)	115,320	3,609,516
Penumbra, Inc. (b)	30,464	4,208,602
Tactile Systems Technology, Inc. (b)	40,657	2,114,164
Wright Medical Group NV (a) (b)	155,170	4,028,213

		37,648,454

Health Care Providers & Services—4.1%
Amedisys, Inc. (b)	39,444	3,370,884
AMN Healthcare Services, Inc. (a) (b)	73,371	4,299,541
HealthEquity, Inc. (a) (b)	68,237	5,124,599
Tivity Health, Inc. (b)	76,972	2,709,414

		15,504,438

Health Care Technology—3.6%
Medidata Solutions, Inc. (a) (b)	66,833	5,384,067
Teladoc, Inc. (a) (b)	88,267	5,123,899
Vocera Communications, Inc. (b)	97,300	2,908,297

		13,416,263

Hotels, Restaurants & Leisure—2.5%
Planet Fitness, Inc. - Class A (b)	111,720	4,908,977
Wingstop, Inc. (a)	85,027	4,431,607

		9,340,584

Household Durables—0.9%
Installed Building Products, Inc. (b)	62,493	3,533,979

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Insurance—1.9%
Kinsale Capital Group, Inc.	63,667	$3,492,772
Trupanion, Inc. (a) (b)	93,739	3,618,325

		7,111,097

Internet Software & Services—7.1%
2U, Inc. (a) (b)	45,179	3,775,157
Envestnet, Inc. (b)	74,192	4,076,850
Five9, Inc. (b)	152,664	5,277,595
LogMeIn, Inc.	32,831	3,389,801
Mimecast, Ltd. (b)	115,457	4,757,983
Q2 Holdings, Inc. (b)	94,996	5,419,522

		26,696,908

IT Services—4.2%
Euronet Worldwide, Inc. (b)	31,031	2,599,467
InterXion Holding NV (b)	71,903	4,488,185
Virtusa Corp. (b)	79,143	3,852,681
WNS Holdings, Ltd. (ADR) (b)	92,350	4,818,823

		15,759,156

Life Sciences Tools & Services—1.4%
PRA Health Sciences, Inc. (b)	57,895	5,405,077

Machinery—4.2%
Albany International Corp. - Class A	59,283	3,565,873
Harsco Corp. (b)	148,140	3,273,894
Proto Labs, Inc. (b)	37,840	4,501,068
RBC Bearings, Inc. (b)	32,615	4,201,138

		15,541,973

Multiline Retail—1.5%
Ollie’s Bargain Outlet Holdings, Inc. (a) (b)	78,889	5,719,452

Oil, Gas & Consumable Fuels—1.0%
PDC Energy, Inc. (b)	60,236	3,641,266

Pharmaceuticals—3.0%
Aerie Pharmaceuticals, Inc. (a) (b)	44,727	3,021,309
Intersect ENT, Inc. (b)	79,965	2,994,689
Supernus Pharmaceuticals, Inc. (b)	85,444	5,113,823

		11,129,821

Professional Services—0.7%
WageWorks, Inc. (b)	49,814	2,490,700

Semiconductors & Semiconductor Equipment—3.2%
MKS Instruments, Inc.	33,438	3,200,017
Monolithic Power Systems, Inc.	34,025	4,548,122
Silicon Laboratories, Inc. (b)	43,024	4,285,190

		12,033,329

Software—7.9%
Blackbaud, Inc.	38,720	3,966,864
Guidewire Software, Inc. (b)	51,752	4,594,543
HubSpot, Inc. (b)	29,856	3,743,942
Rapid7, Inc. (b)	113,578	3,205,171
RealPage, Inc. (b)	72,139	3,974,859
RingCentral, Inc. - Class A (b)	61,534	4,328,917
Talend S.A. (ADR) (b)	56,349	3,509,416
Varonis Systems, Inc. (b)	27,431	2,043,609

		29,367,321

Specialty Retail—2.4%
At Home Group, Inc. (b)	122,055	4,778,453
National Vision Holdings, Inc. (b)	110,916	4,056,198

		8,834,651

Textiles, Apparel & Luxury Goods—3.6%
Columbia Sportswear Co.	51,242	4,687,106
Crocs, Inc. (b)	130,053	2,290,233
G-III Apparel Group, Ltd. (b)	62,772	2,787,077
Steven Madden, Ltd.	66,171	3,513,680

		13,278,096

Thrifts & Mortgage Finance—0.5%
Essent Group, Ltd. (b)	51,223	1,834,808

Trading Companies & Distributors—2.2%
BMC Stock Holdings, Inc. (b)	132,048	2,753,201
SiteOne Landscape Supply, Inc. (b)	64,254	5,395,408

		8,148,609

Total Common Stocks (Cost $237,941,604)		363,385,506

Short-Term Investment—3.3%

Repurchase Agreement—3.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/29/18 at 0.800%, due on 07/02/18 with a maturity value of $12,360,048; collateralized by U.S. Treasury Note at 2.375%, maturing 01/31/23, with a market value of $12,607,081.	12,359,224	12,359,224

Total Short-Term Investments (Cost $12,359,224)		12,359,224

Securities Lending Reinvestments (c)—14.8%

Certificates of Deposit—5.3%
Banco Del Estado De Chile New York 2.455%, 3M LIBOR + 0.100%, 11/14/18 (d)	1,250,000	1,250,067
Bank of Montreal (Chicago) 2.383%, 3M LIBOR + 0.030%, 11/06/18 (d)	1,000,000	999,942

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Bank of Nova Scotia 2.605%, 3M LIBOR + 0.280%, 03/20/19 (d)	1,250,000	$1,251,750
Barclays Capital, plc 2.271%, 1M LIBOR + 0.270%, 08/03/18 (d)	2,000,000	1,999,812
China Construction Bank 2.550%, 09/17/18	1,000,000	999,983
Citibank N.A. 2.376%, 1M LIBOR + 0.330%, 09/12/18 (d)	1,000,000	999,929
Cooperative Rabobank UA 2.488%, 3M LIBOR + 0.140%, 10/16/18 (d)	1,000,000	1,000,778
Credit Agricole S.A. 2.376%, 1M LIBOR + 0.330%, 10/09/18 (d)	500,000	500,023
Credit Suisse AG New York 2.460%, FEDEFF PRV + 0.550%, 09/07/18 (d)	500,000	500,000
Industrial & Commercial Bank of China, Ltd. 2.450%, 08/15/18	1,250,000	1,249,949
Mizuho Bank, Ltd., New York 2.348%, 1M LIBOR + 0.250%, 11/26/18 (d)	1,000,000	1,000,004
Norinchukin Bank New York 2.301%, 1M LIBOR + 0.300%, 09/04/18 (d)	1,000,000	999,751
Royal Bank of Canada New York 2.296%, 1M LIBOR + 0.250%, 01/11/19 (d)	2,000,000	1,999,980
Standard Chartered plc 2.250%, 08/21/18	1,000,000	1,000,153
Sumitomo Mitsui Trust Bank, Ltd., London 2.408%, 1M LIBOR + 0.310%, 11/26/18 (d)	1,000,000	1,000,000
Wells Fargo Bank N.A. 2.467%, 3M LIBOR + 0.130%, 07/11/18 (d)	1,250,000	1,250,029
2.502%, 3M LIBOR + 0.140%, 10/26/18 (d)	500,000	500,636
Westpac Banking Corp. 2.360%, FEDEFF PRV + 0.450%, 02/15/19 (d)	1,500,000	1,499,901

		20,002,687

Commercial Paper—1.9%
Canadian Imperial Bank of Commerce 2.485%, 1M LIBOR + 0.400%, 09/17/18 (d)	500,000	500,219
Macquarie Bank, Ltd. 2.280%, 09/04/18	994,173	995,934
Sheffield Receivables Co. 2.490%, 11/26/18	493,464	494,817
Starbird Funding Corp. 2.300%, 08/10/18	1,988,756	1,995,010
Toyota Motor Credit Corp. 2.310%, 09/18/18	1,488,643	1,492,383
UBS AG 2.431%, 1M LIBOR + 0.430%, 02/01/19 (d)	1,500,000	1,499,712

		6,978,075

Repurchase Agreements—6.0%
Citigroup Global Markets, Inc. Repurchase Agreement dated 05/03/18 at 2.180%, due on 07/06/18 with a maturity value of $1,003,876; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 8.750%, maturity dates ranging from 05/15/20 - 08/15/45, and various Common Stock with an aggregate market value of $1,054,288.	1,000,000	1,000,000

Repurchase Agreements—(Continued)
Citigroup Global Markets, Inc. Repurchase Agreement dated 01/25/17 at 2.460%, due on 10/01/18 with a maturity value of $208,391; collateralized by U.S. Treasury Obligations with rates ranging from 1.500% - 2.500%, maturity dates ranging from 01/31/19 - 02/15/26, and an aggregate market value of $204,000.	200,000	200,000
Deutsche Bank AG, London Repurchase Agreement dated 01/09/18 at 2.300%, due on 07/02/18 with a maturity value of $404,447; collateralized by various Common Stock with an aggregate market value of $446,483.	400,000	400,000
Repurchase Agreement dated 09/12/17 at 2.440%, due on 08/06/18 with a maturity value of $766,673; collateralized by various Common Stock with an aggregate market value of $837,157.	750,000	750,000
ING Bank NV Repurchase Agreement dated 05/21/18 at 2.190%, due on 07/02/18 with a maturity value of $601,533; collateralized by various Common Stock with an aggregate market value of $667,317.	600,000	600,000
Macquarie Bank, Ltd., London Repurchase Agreement dated 06/29/18 at 2.000%, due on 07/02/18 with a maturity value of $1,836,166; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.875%, maturity dates ranging from 07/19/18 - 02/15/46, and an aggregate market value of $1,873,431.	1,835,859	1,835,859
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 2.460%, due on 10/01/18 with a maturity value of $524,088; collateralized by various Common Stock with an aggregate market value of $550,000.	500,000	500,000
Repurchase Agreement dated 08/01/17 at 2.460%, due on 10/01/18 with a maturity value of $3,344,608; collateralized by various Common Stock with an aggregate market value of $3,575,000.	3,250,000	3,250,000
NBC Global Finance, Ltd. Repurchase Agreement dated 11/30/17 at 2.080%, due on 07/02/18 with a maturity value of $1,518,547; collateralized by various Common Stock with an aggregate market value of $1,669,337.	1,500,000	1,500,000
Repurchase Agreement dated 03/16/18 at 2.080%, due on 07/02/18 with a maturity value of $1,509,360; collateralized by various Common Stock with an aggregate market value of $1,669,337.	1,500,000	1,500,000
Repurchase Agreement dated 04/23/18 at 2.110%, due on 07/06/18 with a maturity value of $1,506,506; collateralized by various Common Stock with an aggregate market value of $1,669,337.	1,500,000	1,500,000
Repurchase Agreement dated 03/16/18 at 2.110%, due on 07/06/18 with a maturity value of $1,006,564; collateralized by various Common Stock with an aggregate market value of $1,112,891.	1,000,000	1,000,000
Societe Generale Repurchase Agreement dated 03/08/18 at 2.050%, due on 07/02/18 with a maturity value of $1,711,229; collateralized by various Common Stock with an aggregate market value of $1,891,848.	1,700,000	1,700,000

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Societe Generale Repurchase Agreement dated 03/16/18 at 2.050%, due on 07/02/18 with a maturity value of $1,307,995; collateralized by various Common Stock with an aggregate market value of $1,446,707.	1,300,000	$1,300,000
Repurchase Agreement dated 03/21/18 at 2.050%, due on 07/02/18 with a maturity value of $1,911,144; collateralized by various Common Stock with an aggregate market value of $2,114,419.	1,900,000	1,900,000
Repurchase Agreement dated 03/28/18 at 2.050%, due on 07/02/18 with a maturity value of $1,005,467; collateralized by various Common Stock with an aggregate market value of $1,112,852.	1,000,000	1,000,000
Repurchase Agreement dated 04/18/18 at 2.080%, due on 07/06/18 with a maturity value of $1,004,564; collateralized by various Common Stock with an aggregate market value of $1,112,852.	1,000,000	1,000,000
Repurchase Agreement dated 05/10/18 at 2.080%, due on 07/06/18 with a maturity value of $1,504,940; collateralized by various Common Stock with an aggregate market value of $1,669,278.	1,500,000	1,500,000

		22,435,859

Time Deposits—1.6%
DNB Bank ASA 1.870%, 07/02/18	1,000,000	1,000,000
1.870%, 07/02/18	1,000,000	1,000,000
DZ Bank AG 1.890%, 07/02/18	1,000,000	1,000,000
Nordea Bank New York 1.880%, 07/02/18	1,000,000	1,000,000
Santander UK Group Holdings plc 1.900%, 07/02/18	1,000,000	1,000,000

Time Deposits—(Continued)
Svenska Handelsbanken AB 1.870%, 07/02/18	1,000,000	1,000,000

		6,000,000

Total Securities Lending Reinvestments (Cost $55,414,232)		55,416,621

Total Investments—115.2% (Cost $305,715,060)		431,161,351
Other assets and liabilities (net)—(15.2)%		(56,944,469)

Net Assets—100.0%		$374,216,882

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2018, the market value of securities loaned was $53,460,411 and the collateral received consisted of cash in the amount of $55,400,895. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2018.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(ADR)—	American Depositary Receipt
(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2018:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$363,385,506	$—	$—	$363,385,506
Total Short-Term Investment*	—	12,359,224	—	12,359,224
Total Securities Lending Reinvestments*	—	55,416,621	—	55,416,621
Total Investments	$363,385,506	$67,775,845	$—	$431,161,351

Collateral for Securities Loaned (Liability)	$—	$(55,400,895)	$—	$(55,400,895)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

Assets
Investments at value (a) (b)	$431,161,351
Cash	203,522
Receivable for:
Investments sold	582,108
Fund shares sold	11
Dividends and interest	49,200

Total Assets	431,996,192
Liabilities
Collateral for securities loaned	55,400,895
Payables for:
Investments purchased	1,345,354
Fund shares redeemed	559,911
Accrued Expenses:
Management fees	258,624
Distribution and service fees	15,833
Deferred trustees’ fees	113,593
Other expenses	85,100

Total Liabilities	57,779,310

Net Assets	$374,216,882

Net Assets Consist of:
Paid in surplus	$212,540,015
Accumulated net investment loss	(499,068)
Accumulated net realized gain	36,729,644
Unrealized appreciation on investments	125,446,291

Net Assets	$374,216,882

Net Assets
Class A	$296,189,468
Class B	70,229,865
Class E	7,797,549
Capital Shares Outstanding*
Class A	19,636,520
Class B	5,019,250
Class E	539,028
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$15.08
Class B	13.99
Class E	14.47

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $305,715,060.
(b)	Includes securities loaned at value of $53,460,411.

Statement of Operations

Six Months Ended June 30, 2018 (Unaudited)

Investment Income
Dividends	$989,719
Interest	32,845
Securities lending income	322,968

Total investment income	1,345,532
Expenses
Management fees	1,681,971
Administration fees	6,006
Custodian and accounting fees	26,214
Distribution and service fees—Class B	85,115
Distribution and service fees—Class E	5,614
Audit and tax services	21,770
Legal	21,433
Trustees’ fees and expenses	20,718
Shareholder reporting	23,156
Insurance	1,164
Miscellaneous	4,593

Total expenses	1,897,754
Less management fee waiver	(162,091)
Less broker commission recapture	(7,814)

Net expenses	1,727,849

Net Investment Loss	(382,317)

Net Realized and Unrealized Gain
Net realized gain on investments	36,818,358

Net change in unrealized appreciation on investments	16,229,052

Net realized and unrealized gain	53,047,410

Net Increase in Net Assets From Operations	$52,665,093

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment loss	$(382,317)	$(1,808,190)
Net realized gain	36,818,358	51,004,809
Net change in unrealized appreciation	16,229,052	37,593,815

Increase in net assets from operations	52,665,093	86,790,434

From Distributions to Shareholders
Net realized capital gains
Class A	(38,694,674)	(13,532,335)
Class B	(9,723,909)	(3,071,571)
Class E	(1,049,323)	(330,190)

Total distributions	(49,467,906)	(16,934,096)

Decrease in net assets from capital share transactions	(337,610)	(45,566,602)

Total increase in net assets	2,859,577	24,289,736

Net Assets
Beginning of period	371,357,305	347,067,569

End of period	$374,216,882	$371,357,305

Accumulated net investment loss
End of period	$(499,068)	$(116,751)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	182,842	$2,932,546	378,211	$5,066,708
Reinvestments	2,486,804	38,694,674	1,017,469	13,532,335
Redemptions	(2,923,665)	(46,902,678)	(4,198,642)	(57,777,599)

Net decrease	(254,019)	$(5,275,458)	(2,802,962)	$(39,178,556)

Class B
Sales	236,272	$3,549,282	275,626	$3,546,325
Reinvestments	673,401	9,723,909	245,922	3,071,571
Redemptions	(590,375)	(8,788,370)	(979,589)	(12,652,405)

Net increase (decrease)	319,298	$4,484,821	(458,041)	$(6,034,509)

Class E
Sales	22,774	$358,567	43,788	$577,129
Reinvestments	70,330	1,049,323	25,696	330,190
Redemptions	(62,299)	(954,863)	(95,500)	(1,260,856)

Net increase (decrease)	30,805	$453,027	(26,016)	$(353,537)

Decrease derived from capital shares transactions		$(337,610)		$(45,566,602)

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$14.98		$12.36	$13.07		$14.70	$16.55	$11.13

Income (Loss) from Investment Operations
Net investment loss (a)	(0.01)		(0.06)	(0.00	)(b)(c)	(0.04)	(0.06)	(0.07)
Net realized and unrealized gain on investments	2.32		3.32	0.69		0.47	0.11	5.49

Total from investment operations	2.31		3.26	0.69		0.43	0.05	5.42

Less Distributions
Distributions from net realized capital gains	(2.21)		(0.64)	(1.40)		(2.06)	(1.90)	0.00

Total distributions	(2.21)		(0.64)	(1.40)		(2.06)	(1.90)	0.00

Net Asset Value, End of Period	$15.08		$14.98	$12.36		$13.07	$14.70	$16.55

Total Return (%) (d)	14.96	(e)	27.04	6.21		1.73	1.22	48.70

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.97	(f)	0.97	0.96		0.95	0.95	0.95
Net ratio of expenses to average net assets (%) (g)	0.88	(f)	0.88	0.87		0.86	0.86	0.86
Ratio of net investment loss to average net assets (%)	(0.15	)(f)	(0.45)	(0.00	)(c)(h)	(0.26)	(0.40)	(0.53)
Portfolio turnover rate (%)	19	(e)	40	53		64	56	58
Net assets, end of period (in millions)	$296.2		$298.0	$280.6		$310.7	$355.8	$402.4

	Class B
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$14.05		$11.66	$12.43		$14.11	$16.01	$10.79

Income (Loss) from Investment Operations
Net investment loss (a)	(0.03)		(0.09)	(0.03	)(c)	(0.07)	(0.09)	(0.10)
Net realized and unrealized gain on investments	2.18		3.12	0.66		0.45	0.09	5.32

Total from investment operations	2.15		3.03	0.63		0.38	0.00	5.22

Less Distributions
Distributions from net realized capital gains	(2.21)		(0.64)	(1.40)		(2.06)	(1.90)	0.00

Total distributions	(2.21)		(0.64)	(1.40)		(2.06)	(1.90)	0.00

Net Asset Value, End of Period	$13.99		$14.05	$11.66		$12.43	$14.11	$16.01

Total Return (%) (d)	14.81	(e)	26.68	6.05		1.43	0.94	48.38

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.22	(f)	1.22	1.21		1.20	1.20	1.20
Net ratio of expenses to average net assets (%) (g)	1.13	(f)	1.13	1.12		1.11	1.11	1.11
Ratio of net investment loss to average net assets (%)	(0.41	)(f)	(0.70)	(0.25	)(c)	(0.51)	(0.65)	(0.77)
Portfolio turnover rate (%)	19	(e)	40	53		64	56	58
Net assets, end of period (in millions)	$70.2		$66.0	$60.1		$64.2	$71.9	$80.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$14.45		$11.97	$12.71		$14.37	$16.25	$10.94

Income (Loss) from Investment Operations
Net investment loss (a)	(0.02)		(0.08)	(0.02	)(c)	(0.06)	(0.08)	(0.09)
Net realized and unrealized gain on investments	2.25		3.20	0.68		0.46	0.10	5.40

Total from investment operations	2.23		3.12	0.66		0.40	0.02	5.31

Less Distributions
Distributions from net realized capital gains	(2.21)		(0.64)	(1.40)		(2.06)	(1.90)	0.00

Total distributions	(2.21)		(0.64)	(1.40)		(2.06)	(1.90)	0.00

Net Asset Value, End of Period	$14.47		$14.45	$11.97		$12.71	$14.37	$16.25

Total Return (%) (d)	14.96	(e)	26.74	6.16		1.55	1.05	48.54

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.12	(f)	1.12	1.11		1.10	1.10	1.10
Net ratio of expenses to average net assets (%) (g)	1.03	(f)	1.03	1.02		1.01	1.01	1.01
Ratio of net investment loss to average net assets (%)	(0.31	)(f)	(0.60)	(0.15	)(c)	(0.41)	(0.55)	(0.67)
Portfolio turnover rate (%)	19	(e)	40	53		64	56	58
Net assets, end of period (in millions)	$7.8		$7.3	$6.4		$6.7	$7.4	$8.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment loss was less than $0.01.
(c)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(h)	Ratio of net investment loss to average net assets was less than 0.01%.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2018 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Loomis Sayles Small Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-13

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to net operating losses, adjustments to prior period accumulated balances and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to

BHFTII-14

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2018, the Portfolio had direct investments in repurchase agreements with a gross value of $12,359,224. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $22,435,859. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2018, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial

BHFTII-15

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2018 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$68,122,915	$0	$115,707,082

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2018	% per annum	Average Daily Net Assets
$1,681,971	0.900%	Of the first $500 million
	0.850%	On amounts in excess of $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Loomis, Sayles & Company, L.P. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.050%	On the first $100 million
0.100%	On the next $400 million
0.050%	On amounts in excess of $500 million

An identical expense agreement was in place for the period May 1, 2017 to April 30, 2018. Amounts waived for the six months ended June 30, 2018 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

BHFTII-16

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, B and E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2018 was as follows:

Cost basis of investments	$305,630,796

Gross unrealized appreciation	128,857,100
Gross unrealized depreciation	(3,326,545)

Net unrealized appreciation (depreciation)	$125,530,555

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$—	$—	$16,934,096	$38,009,965	$16,934,096	$38,009,965

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$2,044,380	$47,250,548	$109,301,504	$—	$158,596,432

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

BHFTII-17

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Managed by MetLife Investment Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2018, the Class A, B, E, and G shares of the MetLife Aggregate Bond Index Portfolio returned -1.69%, -1.80%, -1.76%, and -1.85%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1, returned -1.62%.

MARKET ENVIRONMENT / CONDITIONS

The Federal Open Market Committee (the “Committee”) met four times during the 6-month period and increased the Federal Funds Rate by 0.50% to a 1.75%-2.00% range. The Committee noted that the labor market had continued to strengthen, and that economic activity had risen at a solid rate. Data suggested that growth of household spending had picked up, while business fixed investment had continued to grow. The Committee stated that risks to the economic outlook appear roughly balanced and that inflation should stabilize around the 2% objective over the medium term. The Committee also stated that it expects further gradual increases in the target range for federal funds will be consistent with sustained expansion of economic activity. At period end, the Committee is projecting two more rate increases in 2018 and three rate increases in 2019. Current interest rate policy remains accommodative, but with future interest rate increases the policy will be shifting to quantitative tightening and a decrease in central bank liquidity.

Investors began 2018 more optimistic than at any stage since the bull market began in 2009. During the first six-months of 2018, investors have viewed growth and spending very positively, but were generally more concerned with the geopolitical concerns dominating the headlines and the markets exhibited more volatility than they had in many years. U.S. fixed income returns continued to be constrained in the first half of 2018 as the Treasury curve flattened and credit spreads widened. The continued flattening of the Treasury curve was mostly attributable to higher short-term and medium-term rates, while 30-year rates changed modestly. 2-year and 10-year Treasury rates increased 0.64% and 0.45%, respectively, while 30-year Treasury rates only increased 0.25% to finish the second quarter at 2.99%. The difference between the 10-year and 30-year Treasury decreased another 0.20% and at June 30, 2018 was only 0.13%. Credit risk increased as credit spreads widened in almost every sector. Lower-rated debt was the most sensitive with BBB-rated Corporates and BBB-rated Government Related spreads wider by 32 and 42 basis points, respectively.

The Bloomberg Barclays U.S. Aggregate Bond Index returned -1.62% during the reporting period. Asset-backed securities performed the best, returning 0.03% in the first half of 2018. The worst performing sector during the period was the corporate credit sector, returning -3.27%.

PORTFOLIO REVIEW / CURRENT POSITIONING

The Portfolio is managed utilizing a Stratified Sampling approach where the objective is to track the performance of the Index by holding a subset of Index constituents and neutralizing exposures across key characteristics (i.e., duration, term structure, high sector, sub-sector, quality). Factors that impact tracking error include sampling, transaction costs, contributions, and withdrawals.

Stacey Lituchy

Jason Chapin

Brian Leonard

Portfolio Managers

MetLife Investment Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-1

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2018

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
MetLife Aggregate Bond Index Portfolio
Class A	-1.69	-0.59	2.04	3.45	—
Class B	-1.80	-0.87	1.78	3.20	—
Class E	-1.76	-0.75	1.89	3.30	—
Class G	-1.85	-0.91	1.72	—	2.88
Bloomberg Barclays U.S. Aggregate Bond Index	-1.62	-0.40	2.27	3.72	—

1 The Bloomberg Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

2 Inception dates of the Class A, Class B, Class E and Class G shares are 11/9/98,1/2/01, 5/1/01 and 4/28/09, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2018

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	67.7
Corporate Bonds & Notes	27.0
Foreign Government	1.7
Mortgage-Backed Securities	1.4
Municipals	0.6
Asset-Backed Securities	0.5

BHFTII-2

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2018 through June 30, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Aggregate Bond Index Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period** January 1, 2018 to June 30, 2018
Class A (a)	Actual	0.28%	$1,000.00	$983.10	$1.38
	Hypothetical*	0.28%	$1,000.00	$1,023.41	$1.40

Class B (a)	Actual	0.53%	$1,000.00	$982.00	$2.60
	Hypothetical*	0.53%	$1,000.00	$1,022.17	$2.66

Class E (a)	Actual	0.43%	$1,000.00	$982.40	$2.11
	Hypothetical*	0.43%	$1,000.00	$1,022.66	$2.16

Class G (a)	Actual	0.58%	$1,000.00	$981.50	$2.85
	Hypothetical*	0.58%	$1,000.00	$1,021.92	$2.91

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

U.S. Treasury & Government Agencies—67.7% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—28.6%
Fannie Mae 15 Yr. Pool 2.500%, 12/01/27	2,727,382	$2,682,555
2.500%, 02/01/28	2,227,666	2,191,053
2.500%, 07/01/28	3,904,870	3,838,916
2.500%, 10/01/28	2,424,246	2,383,300
2.500%, 03/01/30	2,561,850	2,503,654
2.500%, 09/01/31	3,978,854	3,872,409
2.500%, 01/01/32	1,282,797	1,248,478
2.500%, 04/01/32	2,646,860	2,574,485
2.500%, 09/01/32	900,943	876,307
3.000%, 01/01/27	1,036,982	1,039,633
3.000%, 02/01/27	1,734,097	1,738,530
3.000%, 03/01/27	910,398	912,068
3.000%, 01/01/29	4,215,407	4,220,728
3.000%, 10/01/29	1,941,690	1,941,377
3.000%, 06/01/30	2,254,101	2,247,158
3.000%, 02/01/33	4,820,405	4,795,384
3.500%, 02/01/26	1,457,594	1,478,758
3.500%, 03/01/26	669,031	679,109
3.500%, 05/01/29	1,678,995	1,702,577
3.500%, 08/01/32	852,756	864,088
4.000%, 04/01/19	10,071	10,075
4.000%, 05/01/19	26,050	26,111
4.000%, 01/01/20	76,029	76,338
4.000%, 06/01/24	216,052	221,684
4.000%, 11/01/24	1,266,415	1,299,424
4.500%, 07/01/18	2,044	2,044
4.500%, 05/01/19	11,836	11,866
4.500%, 08/01/24	319,095	328,596
4.500%, 06/01/25	591,169	610,387
5.000%, 01/01/19	7,718	7,721
5.000%, 02/01/20	49,251	49,807
5.000%, 01/01/22	78,265	80,162
5.000%, 02/01/24	314,566	322,404
Fannie Mae 20 Yr. Pool 3.000%, 02/01/33	1,492,757	1,469,255
3.000%, 08/01/35	2,107,875	2,080,534
3.000%, 05/01/36	2,977,184	2,934,318
3.500%, 04/01/32	1,344,034	1,354,908
3.500%, 09/01/35	2,007,765	2,027,276
4.000%, 02/01/31	588,597	607,209
4.000%, 03/01/38	1,897,581	1,953,682
4.500%, 08/01/30	362,153	379,409
5.000%, 02/01/24	131,847	139,721
5.000%, 09/01/25	107,443	113,895
5.500%, 07/01/23	75,795	81,098
5.500%, 01/01/24	49,769	53,252
5.500%, 07/01/24	135,501	145,032
5.500%, 07/01/25	123,069	131,748
7.000%, 10/01/21	4,382	4,578
Fannie Mae 30 Yr. Pool 2.500%, 08/01/46	3,589,245	3,364,741
3.000%, 08/01/42	1,372,702	1,341,772
3.000%, 09/01/42	1,783,475	1,743,289
3.000%, 11/01/42	2,149,662	2,101,225
3.000%, 12/01/42	4,325,556	4,228,092

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool 3.000%, 01/01/43	1,061,236	1,037,324
3.000%, 02/01/43	4,091,429	3,999,239
3.000%, 03/01/43	4,423,901	4,323,342
3.000%, 05/01/43	3,238,008	3,164,406
3.000%, 07/01/43	8,896,062	8,693,849
3.000%, 09/01/43	1,671,167	1,633,180
3.000%, 05/01/45	2,915,134	2,836,288
3.000%, 05/01/46	3,174,740	3,078,358
3.000%, 06/01/46	4,103,790	3,979,204
3.000%, 08/01/46	4,145,329	4,019,481
3.000%, 10/01/46	8,733,931	8,468,778
3.000%, 02/01/47	9,173,785	8,895,279
3.500%, 12/01/40	1,606,626	1,614,061
3.500%, 03/01/42	1,084,328	1,088,218
3.500%, 04/01/42	2,419,227	2,427,907
3.500%, 05/01/42	2,647,325	2,656,823
3.500%, 06/01/42	1,953,454	1,960,463
3.500%, 08/01/42	1,293,565	1,298,206
3.500%, 09/01/42	4,008,885	4,023,268
3.500%, 10/01/42	1,999,268	2,006,441
3.500%, 01/01/43	1,608,470	1,614,241
3.500%, 02/01/43	2,565,004	2,574,206
3.500%, 04/01/43	2,990,801	2,999,661
3.500%, 06/01/43	1,529,137	1,527,333
3.500%, 08/01/44	2,067,749	2,065,512
3.500%, 02/01/45	2,716,081	2,713,143
3.500%, 03/01/45	4,422,581	4,417,253
3.500%, 04/01/45	5,091,878	5,085,028
3.500%, 09/01/45	9,279,890	9,267,408
3.500%, 11/01/45	3,161,196	3,156,944
3.500%, 01/01/46	3,638,975	3,634,080
3.500%, 03/01/46	3,624,353	3,616,299
3.500%, 05/01/46	2,911,577	2,905,107
3.500%, 04/01/47	7,868,366	7,835,890
3.500%, 09/01/47	3,650,116	3,635,051
3.500%, 11/01/47	6,565,703	6,538,604
3.500%, 03/01/48	7,862,753	7,830,189
4.000%, 08/01/39	909,418	932,167
4.000%, 09/01/39	779,478	798,977
4.000%, 12/01/39	943,493	967,095
4.000%, 06/01/40	1,333,542	1,371,180
4.000%, 09/01/40	625,262	642,910
4.000%, 12/01/40	4,622,394	4,752,856
4.000%, 01/01/41	2,370,782	2,437,694
4.000%, 02/01/41	2,968,002	3,051,771
4.000%, 12/01/41	1,083,891	1,114,512
4.000%, 02/01/42	1,220,210	1,254,682
4.000%, 09/01/43	1,710,723	1,755,849
4.000%, 02/01/44	2,827,142	2,901,718
4.000%, 05/01/44	1,875,916	1,923,520
4.000%, 08/01/44	2,706,068	2,774,738
4.000%, 10/01/44	1,576,287	1,616,287
4.000%, 11/01/44	3,168,383	3,243,711
4.000%, 01/01/45	2,650,986	2,718,259
4.000%, 03/01/45	1,793,616	1,835,153

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool 4.000%, 10/01/45	2,896,456	$2,963,533
4.000%, 03/01/47	1,156,616	1,179,901
4.000%, 05/01/47	1,614,013	1,646,507
4.000%, 06/01/47	8,454,215	8,624,417
4.000%, 07/01/47	2,122,005	2,164,726
4.000%, 10/01/47	2,738,888	2,794,028
4.000%, 05/01/48	3,919,582	3,997,661
4.000%, 06/01/48	1,494,173	1,524,351
4.500%, 08/01/33	205,641	215,453
4.500%, 10/01/33	179,315	187,870
4.500%, 04/01/34	68,672	71,953
4.500%, 01/01/39	84,859	89,123
4.500%, 07/01/39	1,220,708	1,282,787
4.500%, 09/01/39	1,809,227	1,901,234
4.500%, 10/01/39	795,332	835,779
4.500%, 05/01/40	1,112,463	1,173,935
4.500%, 08/01/40	1,721,200	1,809,484
4.500%, 11/01/40	916,593	963,607
4.500%, 12/01/40	1,635,046	1,718,910
4.500%, 04/01/41	4,017,497	4,221,233
4.500%, 05/01/41	1,006,298	1,056,856
4.500%, 03/01/44	1,123,669	1,180,176
4.500%, 08/01/47	2,415,141	2,517,446
4.500%, 07/01/48	3,857,143	4,018,968
5.000%, 07/01/33	89,110	95,323
5.000%, 08/01/33	407,719	437,947
5.000%, 09/01/33	156,429	167,336
5.000%, 10/01/33	1,648,914	1,773,736
5.000%, 03/01/34	184,748	197,629
5.000%, 04/01/34	439,465	470,103
5.000%, 05/01/34	51,336	54,915
5.000%, 09/01/34	199,737	213,661
5.000%, 02/01/35	71,782	76,786
5.000%, 04/01/35	100,411	107,274
5.000%, 05/01/35	41,296	44,119
5.000%, 11/01/35	105,449	112,655
5.000%, 03/01/36	424,824	453,859
5.000%, 07/01/37	362,644	388,733
5.000%, 01/01/39	319,210	342,175
5.000%, 04/01/40	1,181,872	1,261,827
5.000%, 07/01/41	783,877	834,814
5.500%, 10/01/32	39,572	42,534
5.500%, 02/01/33	85,554	92,515
5.500%, 03/01/33	313,489	340,720
5.500%, 05/01/33	1,404,133	1,518,417
5.500%, 08/01/33	518,110	562,719
5.500%, 10/01/33	65,773	71,126
5.500%, 12/01/33	628,572	684,164
5.500%, 02/01/34	115,914	125,758
5.500%, 03/01/34	100,142	108,647
5.500%, 04/01/34	41,187	44,685
5.500%, 06/01/34	169,770	184,187
5.500%, 09/01/34	152,799	165,775
5.500%, 12/01/34	356,054	386,291
5.500%, 01/01/35	111,411	120,872

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool 5.500%, 02/01/35	292,834	317,703
5.500%, 04/01/35	105,378	113,659
5.500%, 06/01/35	604,788	652,315
5.500%, 01/01/37	157,624	169,765
5.500%, 05/01/37	114,549	123,369
5.500%, 05/01/38	88,112	96,378
5.500%, 06/01/38	98,544	107,788
5.500%, 07/01/38	53,605	58,633
6.000%, 08/01/28	2,250	2,266
6.000%, 11/01/28	489	518
6.000%, 12/01/28	666	718
6.000%, 06/01/31	34,498	36,100
6.000%, 09/01/32	67,182	73,367
6.000%, 01/01/33	16,948	18,453
6.000%, 02/01/33	56,136	60,993
6.000%, 03/01/33	83,244	85,887
6.000%, 04/01/33	195,441	206,732
6.000%, 05/01/33	154,668	163,200
6.000%, 05/01/34	137,817	144,795
6.000%, 09/01/34	201,751	217,808
6.000%, 11/01/34	228,095	250,094
6.000%, 01/01/35	63,920	68,818
6.000%, 07/01/36	34,123	37,377
6.000%, 09/01/36	112,443	123,369
6.000%, 07/01/37	46,620	48,577
6.000%, 08/01/37	159,034	174,284
6.000%, 09/01/37	312,243	341,486
6.000%, 10/01/37	113,420	124,310
6.000%, 05/01/38	433,532	475,740
6.000%, 12/01/38	102,486	112,126
6.500%, 05/01/28	36,500	39,757
6.500%, 12/01/28	107,899	113,778
6.500%, 03/01/29	2,412	2,602
6.500%, 04/01/29	20,160	22,026
6.500%, 05/01/29	4,577	5,012
6.500%, 08/01/29	771	829
6.500%, 05/01/30	27,389	28,817
6.500%, 09/01/31	5,688	6,012
6.500%, 06/01/32	16,383	18,185
6.500%, 10/01/33	64,388	69,270
6.500%, 10/01/34	192,844	214,625
6.500%, 10/01/37	56,836	63,003
7.000%, 06/01/26	323	337
7.000%, 06/01/28	6,513	6,638
7.000%, 10/01/29	6,650	7,399
7.000%, 12/01/29	3,181	3,322
7.000%, 06/01/32	47,919	53,981
7.000%, 10/01/37	124,522	141,827
7.500%, 09/01/25	3,297	3,579
7.500%, 06/01/26	2,853	3,122
7.500%, 07/01/29	8,034	8,994
7.500%, 10/01/29	4,210	4,441
8.000%, 11/01/29	94	107
8.000%, 05/01/30	15,652	16,566
8.000%, 11/01/30	1,984	2,245

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool 8.000%, 01/01/31	1,803	$2,011
8.000%, 02/01/31	4,087	4,665
Fannie Mae-ACES (CMO) 2.679%, 05/25/21 (a)	4,645,176	4,596,469
Freddie Mac 15 Yr. Gold Pool 2.500%, 12/01/27	1,261,687	1,239,494
2.500%, 02/01/28	2,081,446	2,043,883
2.500%, 04/01/28	1,737,608	1,706,251
2.500%, 12/01/29	2,592,004	2,532,075
2.500%, 01/01/31	3,397,737	3,316,597
2.500%, 01/01/32	5,150,276	5,006,482
3.000%, 03/01/27	964,227	965,570
3.000%, 05/01/27	1,286,967	1,287,843
3.000%, 11/01/28	1,585,911	1,586,063
3.000%, 12/01/29	2,875,045	2,871,243
3.000%, 05/01/31	3,413,950	3,399,520
3.000%, 10/01/32	1,847,376	1,835,624
3.500%, 12/01/25	1,042,703	1,057,107
3.500%, 05/01/26	368,002	373,276
3.500%, 09/01/30	2,361,165	2,392,080
4.000%, 06/01/19	26,065	26,114
4.000%, 05/01/25	553,982	568,391
4.000%, 08/01/25	248,296	254,754
4.000%, 10/01/25	270,087	277,439
4.500%, 09/01/18	3,073	3,073
4.500%, 10/01/18	8,626	8,626
4.500%, 04/01/19	38,099	38,260
4.500%, 06/01/19	28,825	28,917
4.500%, 08/01/19	5,436	5,461
5.000%, 06/01/19	33,122	33,333
5.500%, 01/01/24	243,906	253,536
Freddie Mac 20 Yr. Gold Pool 3.000%, 04/01/33	2,329,944	2,296,758
3.000%, 02/01/37	2,644,176	2,604,492
3.500%, 04/01/32	1,730,501	1,743,500
4.000%, 01/01/31	657,353	678,030
4.000%, 08/01/31	654,509	676,170
4.500%, 05/01/29	167,247	175,253
5.000%, 03/01/27	89,256	94,597
Freddie Mac 30 Yr. Gold Pool 2.500%, 07/01/43	2,378,906	2,244,111
3.000%, 10/01/42	2,121,640	2,072,521
3.000%, 01/01/43	2,068,826	2,020,930
3.000%, 03/01/43	5,362,366	5,237,504
3.000%, 04/01/43	3,783,191	3,694,858
3.000%, 06/01/43	1,752,370	1,711,455
3.000%, 07/01/43	3,356,974	3,278,593
3.000%, 06/01/45	3,738,307	3,634,871
3.000%, 01/01/46	2,326,196	2,261,832
3.000%, 06/01/46	4,078,855	3,952,489
3.000%, 10/01/46	3,391,250	3,286,188
3.000%, 11/01/46	4,307,237	4,173,796
3.000%, 01/01/47	6,838,607	6,626,743
3.000%, 02/01/47	3,763,352	3,646,762
3.500%, 01/01/42	1,164,683	1,169,193

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool 3.500%, 03/01/42	1,056,746	1,059,928
3.500%, 08/01/42	2,725,513	2,733,721
3.500%, 02/01/43	1,539,289	1,543,925
3.500%, 05/01/43	2,356,830	2,362,483
3.500%, 06/01/43	1,347,327	1,350,558
3.500%, 06/01/44	1,726,093	1,723,244
3.500%, 10/01/44	1,876,789	1,873,691
3.500%, 11/01/44	2,626,612	2,622,276
3.500%, 12/01/44	2,510,935	2,506,791
3.500%, 05/01/45	3,107,269	3,101,321
3.500%, 08/01/45	3,308,261	3,301,928
3.500%, 11/01/45	3,300,232	3,293,914
3.500%, 12/01/45	2,005,388	2,001,549
3.500%, 03/01/46	6,163,983	6,149,703
3.500%, 02/01/47	4,280,874	4,268,915
3.500%, 06/01/47	3,551,426	3,534,720
3.500%, 08/01/47	2,267,830	2,257,176
3.500%, 10/01/47	2,816,330	2,803,099
3.500%, 11/01/47	2,783,720	2,770,625
3.500%, 01/01/48	2,867,020	2,853,533
3.500%, 02/01/48	5,861,655	5,834,082
4.000%, 06/01/39	595,321	610,095
4.000%, 12/01/39	883,069	904,983
4.000%, 11/01/40	935,863	962,094
4.000%, 04/01/41	964,423	991,465
4.000%, 09/01/41	988,828	1,016,554
4.000%, 10/01/41	2,140,300	2,200,312
4.000%, 11/01/41	913,948	939,574
4.000%, 10/01/43	2,709,439	2,780,455
4.000%, 07/01/44	2,685,805	2,753,489
4.000%, 10/01/44	2,036,046	2,087,356
4.000%, 07/01/45	3,254,642	3,329,409
4.000%, 01/01/46	3,265,386	3,340,399
4.000%, 02/01/46	1,768,217	1,808,837
4.000%, 06/01/47	3,780,335	3,855,681
4.000%, 10/01/47	1,806,154	1,842,289
4.000%, 11/01/47	1,797,441	1,833,266
4.000%, 03/01/48	2,867,949	2,925,110
4.000%, 05/01/48	1,958,466	1,997,277
4.500%, 10/01/35	294,347	309,180
4.500%, 06/01/38	443,141	465,472
4.500%, 02/01/39	326,499	342,683
4.500%, 03/01/39	258,803	271,807
4.500%, 04/01/39	518,255	544,296
4.500%, 09/01/39	542,989	570,273
4.500%, 10/01/39	1,439,378	1,511,704
4.500%, 11/01/39	424,411	445,736
4.500%, 01/01/40	316,271	332,162
4.500%, 05/01/40	556,441	584,657
4.500%, 11/01/40	860,560	904,196
4.500%, 02/01/41	256,867	269,626
4.500%, 05/01/41	493,511	518,025
4.500%, 06/01/41	354,575	372,187
4.500%, 12/01/43	789,565	828,783
4.500%, 12/01/45	1,019,499	1,070,148

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool 4.500%, 08/01/47	2,502,005	$2,607,627
5.000%, 10/01/33	448,725	478,487
5.000%, 03/01/34	74,095	79,015
5.000%, 08/01/35	302,959	322,653
5.000%, 09/01/35	138,744	147,763
5.000%, 10/01/35	94,826	100,990
5.000%, 01/01/36	334,319	356,050
5.000%, 04/01/38	224,782	240,053
5.000%, 11/01/39	1,068,070	1,140,718
5.000%, 05/01/40	1,347,617	1,434,270
5.500%, 06/01/34	192,839	208,781
5.500%, 10/01/35	135,572	145,923
5.500%, 12/01/35	436,026	469,316
5.500%, 01/01/36	282,677	304,259
5.500%, 12/01/37	267,147	287,098
5.500%, 04/01/38	1,174,436	1,281,961
5.500%, 07/01/38	130,895	142,879
5.500%, 08/01/38	360,859	393,897
6.000%, 11/01/28	5,113	5,482
6.000%, 12/01/28	4,225	4,554
6.000%, 04/01/29	1,893	2,004
6.000%, 06/01/31	1,924	2,045
6.000%, 07/01/31	567	616
6.000%, 09/01/31	53,819	56,247
6.000%, 11/01/32	19,620	21,415
6.000%, 06/01/34	66,630	70,349
6.000%, 11/01/35	65,080	71,301
6.000%, 02/01/36	125,666	135,751
6.000%, 08/01/36	37,343	40,934
6.000%, 10/01/36	106,747	116,955
6.000%, 11/01/36	46,475	49,172
6.000%, 01/01/37	45,896	49,388
6.000%, 02/01/38	118,958	130,008
6.000%, 11/01/39	979,830	1,074,477
6.000%, 04/01/40	327,290	359,111
6.500%, 02/01/30	4,863	5,209
6.500%, 08/01/31	6,338	7,026
6.500%, 10/01/31	6,577	6,854
6.500%, 11/01/31	13,903	15,417
6.500%, 03/01/32	294,243	326,713
6.500%, 04/01/32	222,179	246,077
6.500%, 09/01/36	272,627	303,863
6.500%, 11/01/37	91,444	100,993
7.000%, 12/01/27	947	1,038
7.000%, 11/01/28	2,487	2,747
7.000%, 04/01/29	2,534	2,811
7.000%, 05/01/29	608	654
7.000%, 06/01/29	5,364	5,617
7.000%, 07/01/29	1,107	1,195
7.000%, 01/01/31	40,872	42,242
7.500%, 08/01/24	6,701	6,729
7.500%, 10/01/27	5,786	6,392
7.500%, 10/01/29	8,612	9,708
7.500%, 05/01/30	11,064	12,247
8.000%, 02/01/27	2,345	2,597
8.000%, 10/01/28	4,353	4,823

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac Multifamily Structured Pass-Through Certificates (CMO) 2.902%, 08/25/20	583,757	582,360
3.060%, 07/25/23 (a)	4,800,000	4,783,497
3.117%, 06/25/27	2,000,000	1,952,395
3.187%, 09/25/27 (a)	1,265,000	1,238,035
3.194%, 07/25/27	685,000	671,615
Ginnie Mae I 15 Yr. Pool 3.000%, 08/15/28	1,880,156	1,883,656
5.000%, 10/15/20	67,835	68,925
5.000%, 01/15/21	57,174	57,947
Ginnie Mae I 30 Yr. Pool 3.000%, 11/15/42	2,085,248	2,055,453
3.000%, 12/15/42	1,679,882	1,655,880
3.000%, 02/15/43	1,361,413	1,341,961
3.000%, 03/15/43	1,641,708	1,615,612
3.000%, 05/15/43	2,277,891	2,241,682
3.000%, 07/15/43	1,471,411	1,448,021
3.500%, 01/15/42	2,043,409	2,064,954
3.500%, 02/15/42	661,667	668,294
3.500%, 03/15/42	1,453,528	1,468,087
3.500%, 05/15/42	929,419	938,729
3.500%, 09/15/42	1,256,343	1,268,927
3.500%, 05/15/43	1,708,014	1,721,826
4.000%, 07/15/39	1,417,762	1,464,883
4.000%, 07/15/40	799,918	826,811
4.000%, 03/15/41	582,953	602,799
4.000%, 10/15/41	1,161,362	1,200,899
4.500%, 01/15/39	203,285	212,805
4.500%, 04/15/39	661,085	692,107
4.500%, 05/15/39	1,262,606	1,322,130
4.500%, 08/15/39	574,245	601,193
4.500%, 01/15/40	594,427	622,321
4.500%, 04/15/40	709,812	745,108
4.500%, 02/15/41	174,329	182,998
4.500%, 04/15/41	385,764	405,006
5.000%, 12/15/35	220,863	235,870
5.000%, 12/15/36	118,344	125,906
5.000%, 01/15/39	699,737	740,752
5.000%, 02/15/39	120,640	127,711
5.000%, 08/15/39	896,215	947,794
5.000%, 09/15/39	207,409	219,346
5.000%, 12/15/39	453,191	479,272
5.000%, 05/15/40	655,919	694,615
5.500%, 03/15/36	132,896	141,507
5.500%, 01/15/37	265,308	285,634
5.500%, 11/15/37	294,167	317,175
5.500%, 09/15/38	52,794	55,225
5.500%, 08/15/39	784,385	850,829
6.000%, 01/15/29	2,763	2,961
6.000%, 01/15/33	153,812	169,525
6.000%, 03/15/35	157,107	174,273
6.000%, 12/15/35	139,844	154,257
6.000%, 06/15/36	105,852	116,984
6.000%, 09/15/36	111,367	123,255
6.000%, 07/15/38	696,152	768,892

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae I 30 Yr. Pool 6.500%, 05/15/23	901	$905
6.500%, 02/15/27	20,219	21,779
6.500%, 07/15/28	7,915	8,549
6.500%, 08/15/28	8,352	9,092
6.500%, 11/15/28	6,517	7,145
6.500%, 12/15/28	8,122	8,587
6.500%, 07/15/29	1,870	1,940
6.500%, 05/15/36	109,431	121,937
7.000%, 01/15/28	1,180	1,294
7.000%, 05/15/28	7,515	7,920
7.000%, 06/15/28	6,608	7,325
7.000%, 10/15/28	6,635	7,251
7.000%, 09/15/29	2,009	2,054
7.000%, 01/15/31	1,220	1,266
7.000%, 03/15/31	11,281	11,703
7.000%, 07/15/31	296,929	335,196
7.000%, 08/15/31	52,281	59,008
7.000%, 02/15/32	8,585	8,730
7.000%, 07/15/32	13,709	15,619
8.000%, 08/15/26	2,409	2,654
8.000%, 09/15/26	2,313	2,521
8.000%, 06/15/29	20,424	21,821
9.000%, 11/15/24	2,530	2,648
Ginnie Mae II 30 Yr. Pool 3.000%, 12/20/42	1,955,765	1,933,298
3.000%, 03/20/43	2,838,341	2,798,407
3.000%, 12/20/44	2,496,780	2,457,438
3.000%, 04/20/45	2,343,035	2,303,484
3.000%, 08/20/45	3,518,168	3,458,780
3.000%, 11/20/45	2,005,890	1,972,030
3.000%, 01/20/46	3,497,475	3,438,436
3.000%, 09/20/46	4,019,321	3,942,625
3.000%, 10/20/46	4,088,643	4,010,624
3.000%, 11/20/46	4,232,591	4,151,825
3.000%, 01/20/47	9,558,983	9,376,580
3.000%, 04/20/47	1,734,514	1,697,965
3.000%, 02/20/48	3,031,347	2,967,471
3.500%, 12/20/41	1,196,493	1,211,134
3.500%, 03/20/42	2,383,145	2,412,546
3.500%, 08/20/42	1,160,737	1,175,057
3.500%, 01/20/43	3,479,022	3,521,943
3.500%, 04/20/43	1,373,627	1,388,006
3.500%, 05/20/43	2,332,741	2,357,159
3.500%, 07/20/44	3,043,618	3,068,507
3.500%, 02/20/45	3,271,691	3,298,445
3.500%, 06/20/45	2,108,473	2,123,500
3.500%, 08/20/45	4,872,559	4,907,284
3.500%, 09/20/45	5,606,590	5,646,547
3.500%, 10/20/45	3,319,554	3,343,212
3.500%, 12/20/45	2,931,141	2,952,031
3.500%, 01/20/46	2,924,125	2,944,964
3.500%, 02/20/46	2,413,993	2,431,197
3.500%, 05/20/46	3,339,191	3,360,473
3.500%, 06/20/46	2,828,168	2,846,193
3.500%, 02/20/47	4,551,585	4,580,594

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae II 30 Yr. Pool 3.500%, 03/20/47	4,111,067	4,128,926
3.500%, 06/20/47	5,233,091	5,255,825
3.500%, 09/20/47	1,855,690	1,863,751
3.500%, 11/20/47	1,879,944	1,888,111
3.500%, 12/20/47	8,709,466	8,747,302
3.500%, 03/20/48	3,470,952	3,486,074
4.000%, 11/20/40	1,141,326	1,180,071
4.000%, 12/20/40	1,342,219	1,387,784
4.000%, 05/20/43	2,052,519	2,119,595
4.000%, 11/20/43	825,619	852,601
4.000%, 02/20/44	2,882,336	2,976,530
4.000%, 04/20/44	1,150,143	1,186,857
4.000%, 05/20/44	1,401,916	1,446,667
4.000%, 09/20/44	2,192,729	2,262,723
4.000%, 10/20/44	3,136,598	3,236,723
4.000%, 11/20/44	611,805	631,334
4.000%, 10/20/45	2,548,267	2,627,652
4.000%, 11/20/45	1,336,995	1,378,645
4.000%, 02/20/47	3,379,410	3,471,780
4.000%, 03/20/47	716,007	735,578
4.000%, 04/20/47	2,908,497	2,983,716
4.000%, 05/20/47	3,133,761	3,214,806
4.000%, 09/20/47	2,691,993	2,761,612
4.500%, 08/20/40	961,285	1,010,710
4.500%, 12/20/40	613,546	645,092
4.500%, 04/20/41	526,797	553,892
4.500%, 03/20/42	435,023	457,398
4.500%, 10/20/43	672,020	705,778
4.500%, 02/20/44	1,325,813	1,392,413
4.500%, 04/20/45	1,231,528	1,293,392
4.500%, 03/20/47	1,713,595	1,785,411
4.500%, 11/20/47	1,913,600	1,990,286
5.000%, 08/20/40	437,703	466,352
5.000%, 10/20/40	456,771	486,669
5.000%, 06/20/44	1,001,746	1,067,315
6.500%, 06/20/31	17,993	19,979
6.500%, 11/20/38	372,227	415,035
7.500%, 02/20/28	1,828	2,015

		746,773,569

Federal Agencies—1.7%
Federal Home Loan Bank 1.750%, 06/12/20 (b)	14,700,000	14,450,247
Federal Home Loan Mortgage Corp. 1.125%, 08/12/21	5,200,000	4,959,812
1.375%, 05/01/20 (b)	5,145,000	5,038,293
Federal National Mortgage Association 2.125%, 04/24/26	3,500,000	3,284,715
2.375%, 01/19/23	7,100,000	6,963,893
2.625%, 09/06/24	2,000,000	1,968,620
6.625%, 11/15/30 (b)	2,450,000	3,290,962
Tennessee Valley Authority 5.250%, 09/15/39 (b)	3,350,000	4,220,464

		44,177,006

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—37.4%
U.S. Treasury Bonds 2.250%, 08/15/46	3,000,000	$2,582,490
2.500%, 02/15/45	7,400,000	6,744,699
2.500%, 02/15/46	8,200,000	7,453,355
2.500%, 05/15/46	4,800,000	4,360,316
2.750%, 08/15/42	2,020,000	1,942,630
2.750%, 11/15/42	3,200,000	3,075,538
2.750%, 08/15/47	3,000,000	2,862,549
2.750%, 11/15/47	3,000,000	2,862,527
2.875%, 05/15/43	5,760,000	5,656,063
2.875%, 08/15/45	5,000,000	4,899,075
2.875%, 11/15/46	4,600,000	4,504,227
3.000%, 11/15/44	11,000,000	11,039,327
3.000%, 05/15/45	4,500,000	4,515,993
3.000%, 11/15/45	7,700,000	7,726,746
3.000%, 02/15/47	3,000,000	3,010,547
3.000%, 05/15/47	5,800,000	5,817,518
3.125%, 11/15/41	3,000,000	3,080,901
3.125%, 02/15/42	1,800,000	1,848,209
3.125%, 02/15/43	3,270,000	3,354,177
3.125%, 08/15/44	4,700,000	4,823,586
3.125%, 05/15/48 (b)	1,900,000	1,953,091
3.375%, 05/15/44	3,000,000	3,212,847
3.500%, 02/15/39	2,080,000	2,265,546
3.625%, 08/15/43 (b)	2,600,000	2,896,066
3.625%, 02/15/44	8,020,000	8,942,394
3.750%, 08/15/41	1,830,000	2,070,810
3.750%, 11/15/43	2,600,000	2,954,759
3.875%, 08/15/40	7,380,000	8,488,153
4.250%, 05/15/39	2,500,000	3,014,875
4.250%, 11/15/40	7,280,000	8,822,958
4.375%, 11/15/39	3,900,000	4,788,332
4.375%, 05/15/40	3,220,000	3,960,953
4.375%, 05/15/41	5,850,000	7,222,302
4.500%, 02/15/36 (b)	1,600,000	1,956,578
4.500%, 05/15/38 (b)	4,950,000	6,134,673
5.000%, 05/15/37	1,560,000	2,036,553
5.250%, 02/15/29	750,000	913,372
5.375%, 02/15/31	3,675,000	4,644,443
6.125%, 11/15/27	1,750,000	2,219,540
6.250%, 08/15/23	7,700,000	8,987,205
6.250%, 05/15/30	2,500,000	3,346,310
6.375%, 08/15/27	2,900,000	3,722,239
6.500%, 11/15/26	2,500,000	3,183,977
7.125%, 02/15/23	11,125,000	13,239,531
7.250%, 08/15/22	6,120,000	7,204,689
7.875%, 02/15/21 (b)	4,450,000	5,041,567
8.000%, 11/15/21	2,920,000	3,420,818
8.125%, 08/15/19	2,645,000	2,810,420
8.125%, 08/15/21	1,250,000	1,454,807
8.500%, 02/15/20	6,700,000	7,337,541
8.750%, 08/15/20	1,000,000	1,126,783
U.S. Treasury Notes 0.750%, 08/15/19	5,000,000	4,909,160
1.125%, 02/28/21	10,100,000	9,718,457
1.125%, 06/30/21	14,200,000	13,588,308

U.S. Treasury—(Continued)
U.S. Treasury Notes 1.125%, 07/31/21	12,300,000	11,754,580
1.250%, 10/31/19	5,130,000	5,050,061
1.250%, 01/31/20	7,000,000	6,866,584
1.250%, 03/31/21	6,100,000	5,881,802
1.375%, 07/31/19	12,000,000	11,870,179
1.375%, 09/30/19	9,000,000	8,883,577
1.375%, 01/31/20	17,100,000	16,806,999
1.375%, 03/31/20 (b)	16,000,000	15,690,048
1.375%, 04/30/20 (b)	11,000,000	10,775,453
1.375%, 08/31/20	14,900,000	14,532,219
1.500%, 08/15/20 (b)	2,000,000	1,956,724
1.500%, 02/28/23	7,200,000	6,816,521
1.500%, 08/15/26 (b)	10,600,000	9,574,635
1.625%, 08/31/19	4,000,000	3,963,895
1.625%, 12/31/19 (b)	14,800,000	14,616,423
1.625%, 11/30/20	5,000,000	4,888,102
1.625%, 11/15/22	5,000,000	4,776,806
1.625%, 05/31/23	7,900,000	7,500,791
1.625%, 02/15/26	8,300,000	7,616,750
1.625%, 05/15/26	10,900,000	9,972,762
1.750%, 09/30/19	11,000,000	10,908,206
1.750%, 10/31/20	10,000,000	9,813,155
1.750%, 12/31/20 (b)	14,800,000	14,500,570
1.750%, 11/30/21	11,000,000	10,675,537
1.750%, 02/28/22	9,000,000	8,709,142
1.750%, 05/15/22	8,000,000	7,724,195
1.750%, 05/31/22	5,100,000	4,922,108
1.750%, 05/15/23 (b)	22,720,000	21,708,539
1.875%, 12/31/19	8,100,000	8,028,219
1.875%, 02/28/22	15,000,000	14,583,216
1.875%, 03/31/22	11,000,000	10,684,705
1.875%, 04/30/22	7,000,000	6,793,110
1.875%, 07/31/22	8,000,000	7,745,418
1.875%, 08/31/22	7,400,000	7,159,500
1.875%, 09/30/22	3,000,000	2,900,368
2.000%, 11/30/20	14,800,000	14,597,862
2.000%, 02/28/21 (b)	5,000,000	4,922,442
2.000%, 10/31/21	6,000,000	5,875,062
2.000%, 02/15/22	3,800,000	3,712,417
2.000%, 11/30/22	14,700,000	14,269,605
2.000%, 02/15/23	6,900,000	6,685,538
2.000%, 05/31/24	8,400,000	8,041,417
2.000%, 06/30/24	7,300,000	6,982,904
2.000%, 02/15/25	13,100,000	12,461,859
2.000%, 08/15/25	14,100,000	13,359,738
2.000%, 11/15/26	7,300,000	6,842,799
2.125%, 08/31/20	5,800,000	5,747,386
2.125%, 06/30/21	12,000,000	11,827,483
2.125%, 08/15/21	8,710,000	8,576,038
2.125%, 12/31/21	11,900,000	11,686,420
2.125%, 12/31/22	7,200,000	7,019,529
2.125%, 02/29/24	12,000,000	11,593,466
2.125%, 03/31/24	6,200,000	5,985,203
2.125%, 05/15/25	11,100,000	10,623,452
2.250%, 02/15/21	11,000,000	10,903,602

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Notes 2.250%, 07/31/21 (b)	13,000,000	$12,854,205
2.250%, 11/15/24	18,100,000	17,516,402
2.250%, 11/15/25	10,800,000	10,389,521
2.250%, 02/15/27	9,900,000	9,450,292
2.250%, 08/15/27	2,100,000	1,999,004
2.250%, 11/15/27	15,600,000	14,830,584
2.375%, 12/31/20	7,600,000	7,561,385
2.375%, 08/15/24	15,900,000	15,525,234
2.375%, 05/15/27 (b)	8,000,000	7,705,103
2.500%, 08/15/23	14,400,000	14,232,994
2.500%, 05/15/24	10,000,000	9,844,461
2.625%, 08/15/20	6,000,000	6,008,325
2.750%, 11/15/23	14,335,000	14,332,809
2.750%, 02/15/24	5,600,000	5,593,546
2.750%, 02/15/28	6,000,000	5,948,432
2.875%, 05/15/28 (b)	6,000,000	6,013,054
3.375%, 11/15/19	4,350,000	4,402,496
3.500%, 05/15/20	25,390,000	25,833,840
3.625%, 02/15/20 (b)	17,190,000	17,494,418
3.625%, 02/15/21	1,500,000	1,538,344

		977,190,100

Total U.S. Treasury & Government Agencies (Cost $1,783,898,436)		1,768,140,675

Corporate Bonds & Notes—27.0%

Aerospace/Defense—0.5%
Boeing Co. (The) 7.250%, 06/15/25	460,000	560,096
Lockheed Martin Corp. 3.550%, 01/15/26	1,000,000	984,100
4.090%, 09/15/52	3,454,000	3,262,648
Northrop Grumman Corp. 3.250%, 01/15/28	1,100,000	1,035,551
Northrop Grumman Systems Corp. 7.750%, 02/15/31	515,000	680,114
Raytheon Co. 3.125%, 10/15/20	1,000,000	1,004,330
United Technologies Corp. 3.125%, 05/04/27 (b)	2,000,000	1,861,160
4.500%, 06/01/42	2,645,000	2,604,373
7.500%, 09/15/29	200,000	256,714

		12,249,086

Agriculture—0.4%
Altria Group, Inc. 4.000%, 01/31/24	1,000,000	1,012,550
Archer-Daniels-Midland Co. 4.479%, 03/01/21	2,000,000	2,068,000
Philip Morris International, Inc. 3.250%, 11/10/24	3,000,000	2,912,280
4.500%, 03/26/20	925,000	947,154

Agriculture—(Continued)
Reynolds American, Inc. 4.450%, 06/12/25	3,800,000	3,822,420

		10,762,404

Auto Manufacturers—0.6%
American Honda Finance Corp. 2.300%, 09/09/26	1,100,000	997,711
Daimler Finance North America LLC 8.500%, 01/18/31	1,050,000	1,481,025
Ford Motor Co. 7.450%, 07/16/31	2,200,000	2,583,570
Ford Motor Credit Co. LLC 2.597%, 11/04/19	3,000,000	2,972,940
General Motors Financial Co., Inc. 2.400%, 05/09/19	2,500,000	2,487,050
Toyota Motor Credit Corp. 3.300%, 01/12/22	4,000,000	4,012,040

		14,534,336

Banks—6.2%
Bank of America Corp. 2.625%, 04/19/21	1,000,000	982,260
3.300%, 01/11/23	4,075,000	4,014,079
4.100%, 07/24/23 (b)	2,905,000	2,952,293
4.200%, 08/26/24	3,000,000	3,014,790
5.875%, 02/07/42	3,000,000	3,518,010
Bank of New York Mellon Corp. (The) 5.450%, 05/15/19 (b)	2,000,000	2,046,380
Bank of Nova Scotia (The) 2.700%, 03/07/22 (b)	3,000,000	2,931,000
Barclays plc 4.375%, 01/12/26	3,500,000	3,405,045
BNP Paribas S.A. 5.000%, 01/15/21	3,225,000	3,351,356
Branch Banking & Trust Co. 2.850%, 04/01/21	3,400,000	3,364,504
Capital One N.A. 2.250%, 09/13/21 (b)	3,000,000	2,880,090
Citigroup, Inc. 2.700%, 03/30/21 (b)	2,000,000	1,961,020
3.200%, 10/21/26	1,700,000	1,580,371
4.125%, 07/25/28	3,000,000	2,872,950
4.750%, 05/18/46	4,400,000	4,206,884
5.375%, 08/09/20 (b)	2,200,000	2,292,400
Cooperatieve Rabobank UA 5.250%, 05/24/41 (b)	1,640,000	1,835,209
Credit Suisse AG 4.375%, 08/05/20	2,611,000	2,672,567
Credit Suisse Group Funding Guernsey, Ltd. 3.800%, 09/15/22	3,000,000	2,988,720
Deutsche Bank AG 4.250%, 10/14/21	900,000	886,698
Fifth Third Bancorp 8.250%, 03/01/38	1,175,000	1,611,877

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Goldman Sachs Group, Inc. (The) 2.300%, 12/13/19	3,000,000	$2,966,760
3.850%, 01/26/27	1,900,000	1,825,330
4.000%, 03/03/24	2,000,000	2,001,398
4.017%, 3M LIBOR + 1.373%, 10/31/38 (a)	2,000,000	1,819,460
6.000%, 06/15/20	2,000,000	2,102,980
6.125%, 02/15/33 (b)	2,075,000	2,389,217
HSBC Holdings plc 5.100%, 04/05/21	2,556,000	2,670,483
5.250%, 03/14/44	900,000	914,850
6.500%, 09/15/37	905,000	1,061,556
HSBC USA, Inc. 2.350%, 03/05/20	3,000,000	2,964,300
JPMorgan Chase & Co. 2.950%, 10/01/26	2,000,000	1,858,660
3.250%, 09/23/22	2,850,000	2,821,244
3.900%, 07/15/25	4,700,000	4,693,420
4.950%, 03/25/20	2,650,000	2,723,856
KeyBank N.A. 3.300%, 06/01/25	3,800,000	3,692,346
KFW 1.500%, 02/06/19 (b)	2,500,000	2,487,075
1.625%, 03/15/21	5,500,000	5,334,615
2.375%, 08/25/21 (b)	1,945,000	1,918,956
2.750%, 09/08/20	2,300,000	2,301,817
Landwirtschaftliche Rentenbank 2.000%, 01/13/25	3,500,000	3,294,515
Lloyds Bank plc 6.375%, 01/21/21	1,500,000	1,608,090
Mitsubishi UFJ Financial Group, Inc. 2.998%, 02/22/22	1,900,000	1,865,306
Morgan Stanley 4.300%, 01/27/45	2,900,000	2,740,703
4.350%, 09/08/26	3,800,000	3,749,422
5.625%, 09/23/19	1,900,000	1,957,760
7.250%, 04/01/32	1,850,000	2,330,334
National Australia Bank, Ltd. 2.800%, 01/10/22	1,900,000	1,857,155
Oesterreichische Kontrollbank AG 1.625%, 03/12/19	3,025,000	3,007,395
PNC Bank N.A. 2.950%, 02/23/25	4,100,000	3,925,422
Royal Bank of Scotland Group plc 3.498%, 3M LIBOR + 1.480%, 05/15/23 (a)	1,000,000	969,350
Santander UK plc 2.375%, 03/16/20	2,000,000	1,969,800
Sumitomo Mitsui Financial Group, Inc. 2.632%, 07/14/26	4,700,000	4,285,131
Toronto-Dominion Bank (The) 2.250%, 11/05/19	4,000,000	3,968,840
U.S. Bancorp 3.600%, 09/11/24	3,000,000	2,967,780
UBS AG 4.875%, 08/04/20	3,500,000	3,611,125

Banks—(Continued)
Wells Fargo & Co. 2.600%, 07/22/20	4,000,000	3,948,600
3.000%, 01/22/21 (b)	3,400,000	3,374,500
3.000%, 10/23/26	2,000,000	1,846,940
Wells Fargo Bank N.A. 5.950%, 08/26/36	1,900,000	2,192,201
Westpac Banking Corp. 2.800%, 01/11/22 (b)	2,000,000	1,955,480

		161,342,675

Beverages—0.5%
Anheuser-Busch InBev Finance, Inc. 4.900%, 02/01/46	5,300,000	5,451,527
Anheuser-Busch InBev Worldwide, Inc. 4.439%, 10/06/48	1,165,000	1,120,346
Coca-Cola Co. (The) 3.150%, 11/15/20	280,000	281,666
3.200%, 11/01/23	3,000,000	2,996,040
Pepsi-Cola Metropolitan Bottling Co., Inc. 7.000%, 03/01/29	300,000	382,275
PepsiCo, Inc. 3.600%, 03/01/24	3,975,000	4,019,639

		14,251,493

Biotechnology—0.5%
Amgen, Inc. 2.600%, 08/19/26	3,200,000	2,890,464
2.650%, 05/11/22	1,300,000	1,260,974
3.625%, 05/22/24 (b)	1,200,000	1,194,780
Celgene Corp. 4.625%, 05/15/44	4,000,000	3,715,960
Gilead Sciences, Inc. 3.650%, 03/01/26	3,000,000	2,961,840

		12,024,018

Chemicals—0.5%
Dow Chemical Co. (The) 4.250%, 11/15/20	2,750,000	2,810,418
9.400%, 05/15/39	650,000	997,880
E. I. du Pont de Nemours & Co. 5.600%, 12/15/36	1,000,000	1,151,270
LyondellBasell Industries NV 4.625%, 02/26/55	4,400,000	4,068,680
Nutrien, Ltd. 4.875%, 03/30/20	970,000	987,838
Praxair, Inc. 3.000%, 09/01/21	3,950,000	3,935,898

		13,951,984

Computers—0.6%
Apple, Inc. 2.250%, 02/23/21 (b)	3,000,000	2,945,970
2.400%, 05/03/23	2,072,000	1,995,295
4.450%, 05/06/44	2,944,000	3,075,538
4.650%, 02/23/46	2,700,000	2,905,443

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Computers—(Continued)
Hewlett Packard Enterprise Co. 4.900%, 10/15/25 (b)	1,400,000	$1,429,414
International Business Machines Corp. 4.000%, 06/20/42	3,200,000	3,125,184
8.375%, 11/01/19	425,000	455,366

		15,932,210

Cosmetics/Personal Care—0.3%
Procter & Gamble Co. (The) 2.300%, 02/06/22 (b)	3,600,000	3,509,568
Unilever Capital Corp. 2.900%, 05/05/27 (b)	1,500,000	1,421,715
5.900%, 11/15/32	1,500,000	1,847,985

		6,779,268

Diversified Financial Services—0.6%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.950%, 02/01/22 (b)	1,800,000	1,793,358
Air Lease Corp. 2.625%, 09/04/18	1,000,000	999,640
American Express Credit Corp. 3.300%, 05/03/27	3,000,000	2,894,340
BlackRock, Inc. 3.500%, 03/18/24 (b)	3,800,000	3,826,904
GE Capital International Funding Co. 4.418%, 11/15/35	2,700,000	2,614,491
HSBC Finance Corp. 6.676%, 01/15/21	433,000	464,319
Nomura Holdings, Inc. 6.700%, 03/04/20	1,325,000	1,395,874
Visa, Inc. 2.800%, 12/14/22 (b)	3,000,000	2,946,660

		16,935,586

Electric—1.7%
Connecticut Light & Power Co. (The) 4.000%, 04/01/48	1,000,000	992,380
Consolidated Edison Co. of New York, Inc. 3.950%, 03/01/43	3,070,000	2,936,424
Dominion Energy, Inc. 3.900%, 10/01/25	1,900,000	1,872,982
DTE Electric Co. 3.700%, 03/15/45 (b)	4,000,000	3,747,920
Duke Energy Carolinas LLC 5.300%, 02/15/40	2,000,000	2,319,400
Duke Energy Corp. 3.050%, 08/15/22	4,000,000	3,935,600
Exelon Corp. 3.400%, 04/15/26	3,000,000	2,855,790
5.625%, 06/15/35	1,500,000	1,720,710
FirstEnergy Corp. 3.900%, 07/15/27	2,000,000	1,942,500
Florida Power & Light Co. 5.950%, 02/01/38	1,700,000	2,118,727

Electric—(Continued)
Georgia Power Co. 4.300%, 03/15/42	2,000,000	1,994,320
Northern States Power Co. 6.250%, 06/01/36	2,200,000	2,763,750
Ohio Power Co. 5.375%, 10/01/21	1,640,000	1,747,682
Oncor Electric Delivery Co. LLC 7.000%, 05/01/32	950,000	1,241,878
Pacific Gas & Electric Co. 5.400%, 01/15/40 (b)	3,320,000	3,350,146
PacifiCorp 2.950%, 02/01/22	2,800,000	2,777,880
PPL Capital Funding, Inc. 3.400%, 06/01/23	2,000,000	1,959,080
PSEG Power LLC 8.625%, 04/15/31	1,000,000	1,308,050
Sempra Energy 3.400%, 02/01/28 (b)	2,100,000	1,969,422

		43,554,641

Electrical Components & Equipment—0.1%
Emerson Electric Co. 4.875%, 10/15/19	1,800,000	1,845,270

Environmental Control—0.1%
Waste Management, Inc. 7.000%, 07/15/28	1,265,000	1,569,878

Food—0.5%
General Mills, Inc. 5.650%, 02/15/19	1,700,000	1,729,308
Kraft Heinz Foods Co. 3.000%, 06/01/26 (b)	3,300,000	2,976,765
Kroger Co. (The) 3.300%, 01/15/21 (b)	3,900,000	3,894,813
Sysco Corp. 2.600%, 06/12/22	2,400,000	2,323,056
Tyson Foods, Inc. 3.550%, 06/02/27 (b)	1,200,000	1,134,540

		12,058,482

Forest Products & Paper—0.1%
Georgia-Pacific LLC 8.000%, 01/15/24	1,800,000	2,171,772
International Paper Co. 3.000%, 02/15/27 (b)	1,500,000	1,358,910

		3,530,682

Gas—0.2%
NiSource, Inc. 4.800%, 02/15/44	4,000,000	4,162,640

Healthcare-Products—0.4%
Abbott Laboratories 4.750%, 11/30/36	3,000,000	3,158,670

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Products—(Continued)
Becton Dickinson & Co. 4.669%, 06/06/47	2,000,000	$1,942,540
Medtronic, Inc. 4.625%, 03/15/45	3,000,000	3,181,530
Thermo Fisher Scientific, Inc. 4.150%, 02/01/24	3,445,000	3,500,465

		11,783,205

Healthcare-Services—0.4%
Aetna, Inc. 2.750%, 11/15/22	3,000,000	2,880,060
Anthem, Inc. 5.850%, 01/15/36 (b)	1,800,000	2,034,324
Laboratory Corp. of America Holdings 4.625%, 11/15/20	1,900,000	1,952,060
UnitedHealth Group, Inc. 3.750%, 07/15/25 (b)	3,600,000	3,599,604

		10,466,048

Insurance—0.9%
Aflac, Inc. 3.625%, 06/15/23	2,975,000	2,984,282
Allstate Corp. (The) 7.450%, 05/16/19	1,700,000	1,766,079
American International Group, Inc. 3.300%, 03/01/21 (b)	3,000,000	2,997,720
AXA S.A. 8.600%, 12/15/30	1,165,000	1,519,708
Berkshire Hathaway, Inc. 3.125%, 03/15/26	2,900,000	2,792,903
Chubb Corp. (The) 6.000%, 05/11/37	865,000	1,056,078
Chubb INA Holdings, Inc. 3.350%, 05/15/24	4,000,000	3,943,160
Hartford Financial Services Group, Inc. (The) 6.100%, 10/01/41	780,000	928,208
Marsh & McLennan Cos., Inc. 3.750%, 03/14/26 (b)	4,000,000	3,961,800
Principal Financial Group, Inc. 3.100%, 11/15/26	1,000,000	931,780
Prudential Financial, Inc. 5.700%, 12/14/36	1,525,000	1,747,299

		24,629,017

Internet—0.3%
Alibaba Group Holding, Ltd. 4.200%, 12/06/47	1,400,000	1,281,336
Amazon.com, Inc. 3.800%, 12/05/24 (b)	3,800,000	3,877,444
3.875%, 08/22/37	1,900,000	1,856,471
eBay, Inc. 3.600%, 06/05/27 (b)	1,500,000	1,420,755

		8,436,006

Iron/Steel—0.0%
Vale Overseas, Ltd. 6.875%, 11/21/36	1,100,000	1,234,167

Machinery-Construction & Mining—0.1%
Caterpillar, Inc. 3.803%, 08/15/42 (b)	1,500,000	1,433,145

Machinery-Diversified—0.1%
Deere & Co. 2.600%, 06/08/22	1,950,000	1,903,083

Media—1.0%
21st Century Fox America, Inc. 6.550%, 03/15/33	1,950,000	2,356,614
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 4.464%, 07/23/22	2,800,000	2,833,040
Comcast Corp. 3.150%, 03/01/26	2,000,000	1,877,040
4.650%, 07/15/42	3,670,000	3,555,826
5.650%, 06/15/35	1,500,000	1,661,760
Discovery Communications LLC 6.350%, 06/01/40	1,800,000	1,965,870
Time Warner Cable LLC 5.000%, 02/01/20 (b)	1,900,000	1,939,691
6.550%, 05/01/37	100,000	105,724
Time Warner Entertainment Co. L.P. 8.375%, 03/15/23	380,000	442,818
Time Warner, Inc. 3.600%, 07/15/25	1,900,000	1,807,090
6.100%, 07/15/40	925,000	991,609
7.700%, 05/01/32	685,000	886,000
Viacom, Inc. 4.375%, 03/15/43	3,500,000	2,934,925
Walt Disney Co. (The) 2.750%, 08/16/21 (b)	1,930,000	1,905,759
2.950%, 06/15/27 (b)	2,000,000	1,894,140

		27,157,906

Mining—0.3%
Barrick North America Finance LLC 4.400%, 05/30/21 (b)	3,125,000	3,261,937
Newmont Mining Corp. 6.250%, 10/01/39	1,800,000	2,098,548
Rio Tinto Alcan, Inc. 6.125%, 12/15/33	1,751,000	2,129,479

		7,489,964

Miscellaneous Manufacturing—0.3%
General Electric Co. 3.375%, 03/11/24 (b)	2,900,000	2,844,146
5.300%, 02/11/21 (b)	1,915,000	2,002,324
6.750%, 03/15/32 (b)	1,250,000	1,532,288
7.500%, 08/21/35	100,000	127,190

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Miscellaneous Manufacturing—(Continued)
Ingersoll-Rand Luxembourg Finance S.A. 2.625%, 05/01/20	1,200,000	$1,188,276

		7,694,224

Multi-National—1.5%
African Development Bank 1.875%, 03/16/20	1,000,000	986,870
Asian Development Bank 1.625%, 08/26/20 (b)	4,000,000	3,911,320
2.000%, 02/16/22	2,000,000	1,941,480
European Investment Bank 1.625%, 12/15/20 (b)	2,000,000	1,947,180
1.875%, 02/10/25 (b)	2,500,000	2,331,350
2.500%, 10/15/24 (b)	3,800,000	3,698,464
4.000%, 02/16/21	1,700,000	1,751,408
4.875%, 02/15/36 (b)	1,700,000	2,104,226
Inter-American Development Bank 1.750%, 10/15/19	2,000,000	1,979,920
2.125%, 01/15/25	3,900,000	3,705,585
2.375%, 07/07/27 (b)	1,500,000	1,425,510
6.800%, 10/15/25	500,000	609,750
7.000%, 06/15/25	200,000	245,304
International Bank for Reconstruction & Development 0.875%, 08/15/19 (b)	3,000,000	2,946,330
2.125%, 03/03/25 (b)	3,000,000	2,850,450
2.500%, 07/29/25	2,000,000	1,941,580
7.625%, 01/19/23 (b)	2,970,000	3,561,743
8.875%, 03/01/26	535,000	732,056
International Finance Corp. 1.125%, 07/20/21 (b)	1,600,000	1,522,768

		40,193,294

Oil & Gas—1.6%
Apache Finance Canada Corp. 7.750%, 12/15/29	300,000	364,734
BP Capital Markets plc 3.245%, 05/06/22	3,900,000	3,888,027
Canadian Natural Resources, Ltd. 6.250%, 03/15/38	1,800,000	2,110,158
Chevron Corp. 3.191%, 06/24/23	3,025,000	3,008,030
ConocoPhillips Canada Funding Co. I 5.950%, 10/15/36	1,550,000	1,859,891
ConocoPhillips Holding Co. 6.950%, 04/15/29	700,000	862,834
Equinor ASA 3.250%, 11/10/24 (b)	3,100,000	3,061,405
Exxon Mobil Corp. 3.176%, 03/15/24	2,900,000	2,884,804
Marathon Oil Corp. 6.600%, 10/01/37	2,000,000	2,372,720
Noble Energy, Inc. 3.900%, 11/15/24	4,200,000	4,140,990
Occidental Petroleum Corp. 3.400%, 04/15/26	1,000,000	976,140

Oil & Gas—(Continued)
Petroleos Mexicanos 4.875%, 01/24/22	1,900,000	1,916,283
6.625%, 06/15/35 (b)	3,400,000	3,318,298
Shell International Finance B.V. 1.875%, 05/10/21 (b)	5,000,000	4,846,950
4.300%, 09/22/19	1,000,000	1,018,250
4.375%, 05/11/45	1,900,000	1,938,608
Total Capital International S.A. 2.700%, 01/25/23	3,000,000	2,918,460
Valero Energy Corp. 3.400%, 09/15/26	1,000,000	949,530

		42,436,112

Oil & Gas Services—0.2%
Halliburton Co. 3.500%, 08/01/23	4,000,000	3,987,120

Pharmaceuticals—1.4%
AbbVie, Inc. 4.400%, 11/06/42	3,200,000	3,038,656
Allergan Funding SCS 3.800%, 03/15/25 (b)	2,400,000	2,334,576
AstraZeneca plc 4.000%, 09/18/42	1,200,000	1,127,832
CVS Health Corp. 3.350%, 03/09/21	1,500,000	1,498,575
3.700%, 03/09/23	3,000,000	2,978,100
5.050%, 03/25/48	1,500,000	1,524,345
5.125%, 07/20/45	1,900,000	1,939,330
Express Scripts Holding Co. 4.500%, 02/25/26	2,700,000	2,693,520
6.125%, 11/15/41	313,000	352,407
Johnson & Johnson 3.700%, 03/01/46	2,000,000	1,935,700
5.950%, 08/15/37	910,000	1,162,397
Merck & Co., Inc. 2.400%, 09/15/22	4,000,000	3,879,240
6.550%, 09/15/37	1,000,000	1,365,890
Merck Sharp & Dohme Corp. 5.950%, 12/01/28 (b)	300,000	355,872
Novartis Capital Corp. 4.400%, 04/24/20 (b)	900,000	924,426
Sanofi 4.000%, 03/29/21	2,775,000	2,842,627
Shire Acquisitions Investments Ireland DAC 3.200%, 09/23/26	3,000,000	2,744,010
Wyeth LLC 5.950%, 04/01/37	3,300,000	4,018,278

		36,715,781

Pipelines—1.0%
El Paso Natural Gas Co. LLC 8.375%, 06/15/32	220,000	273,645
Enbridge Energy Partners L.P. 5.875%, 10/15/25	3,000,000	3,251,250

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—(Continued)
Energy Transfer Partners L.P. 4.650%, 06/01/21	1,950,000	$1,999,881
5.150%, 03/15/45	2,600,000	2,303,756
Enterprise Products Operating LLC 3.950%, 02/15/27 (b)	3,800,000	3,773,666
Kinder Morgan Energy Partners L.P. 6.500%, 02/01/37	2,000,000	2,179,200
Kinder Morgan, Inc. 4.300%, 06/01/25 (b)	1,000,000	996,940
Sabine Pass Liquefaction LLC 5.625%, 04/15/23	2,700,000	2,864,295
Tennessee Gas Pipeline Co. LLC 7.000%, 10/15/28	1,050,000	1,226,799
7.625%, 04/01/37	640,000	773,376
TransCanada PipeLines, Ltd. 6.200%, 10/15/37	1,800,000	2,062,962
Williams Partners L.P. 5.250%, 03/15/20 (b)	3,575,000	3,684,359

		25,390,129

Real Estate Investment Trusts—0.6%
AvalonBay Communities, Inc. 6.100%, 03/15/20	860,000	900,936
Boston Properties L.P. 3.850%, 02/01/23	2,950,000	2,970,532
Digital Realty Trust L.P. 3.700%, 08/15/27	3,500,000	3,322,970
HCP, Inc. 5.375%, 02/01/21	2,591,000	2,732,443
Kimco Realty Corp. 6.875%, 10/01/19	550,000	574,156
Simon Property Group L.P. 3.300%, 01/15/26	3,800,000	3,642,110
Welltower, Inc. 4.000%, 06/01/25	1,500,000	1,472,520

		15,615,667

Retail—0.7%
Home Depot, Inc. (The) 2.000%, 04/01/21	1,000,000	975,060
4.250%, 04/01/46	2,000,000	2,019,480
4.400%, 04/01/21 (b)	1,450,000	1,497,836
Lowe’s Cos., Inc. 4.050%, 05/03/47	1,500,000	1,422,135
McDonald’s Corp. 3.700%, 01/30/26	3,000,000	2,980,110
Target Corp. 4.000%, 07/01/42	2,000,000	1,904,440
6.350%, 11/01/32	708,000	862,641
Walgreens Boots Alliance, Inc. 2.700%, 11/18/19	3,000,000	2,985,120
Walmart, Inc. 2.550%, 04/11/23	4,000,000	3,840,920
5.250%, 09/01/35	935,000	1,086,694

		19,574,436

Semiconductors—0.3%
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.000%, 01/15/22 (b)	3,100,000	$3,014,874
Intel Corp. 2.700%, 12/15/22 (b)	2,000,000	1,957,920
QUALCOMM, Inc. 3.450%, 05/20/25 (b)	4,000,000	3,852,240

		8,825,034

Software—0.8%
Adobe Systems, Inc. 4.750%, 02/01/20	2,200,000	2,263,360
Microsoft Corp. 2.000%, 11/03/20 (b)	3,000,000	2,949,180
3.125%, 11/03/25 (b)	5,100,000	5,005,344
3.300%, 02/06/27 (b)	2,000,000	1,971,660
4.250%, 02/06/47	3,000,000	3,177,030
Oracle Corp. 2.500%, 10/15/22	2,100,000	2,035,775
4.125%, 05/15/45	4,200,000	4,052,244

		21,454,593

Telecommunications—1.3%
AT&T, Inc. 4.100%, 02/15/28 (144A)	3,987,000	3,808,263
4.125%, 02/17/26	3,000,000	2,929,290
4.500%, 03/09/48	2,100,000	1,807,029
5.150%, 11/15/46 (144A)	1,308,000	1,234,412
5.300%, 08/15/58 (144A)	2,500,000	2,338,700
7.125%, 12/15/31 (144A)	100,000	122,003
British Telecommunications plc 9.625%, 12/15/30	1,000,000	1,425,590
Cisco Systems, Inc. 2.500%, 09/20/26 (b)	1,200,000	1,111,392
5.500%, 01/15/40	2,000,000	2,376,260
Deutsche Telekom International Finance B.V. 8.750%, 06/15/30	1,000,000	1,328,650
Orange S.A. 5.500%, 02/06/44 (b)	2,400,000	2,662,488
Telefonica Emisiones S.A.U. 4.103%, 03/08/27	1,900,000	1,838,782
Verizon Communications, Inc. 3.376%, 02/15/25	2,078,000	1,989,219
4.812%, 03/15/39	3,927,000	3,803,928
5.012%, 04/15/49	2,032,000	1,978,680
Vodafone Group plc 6.150%, 02/27/37	2,170,000	2,397,893

		33,152,579

Transportation—0.4%
Burlington Northern Santa Fe LLC 4.150%, 04/01/45	3,900,000	3,803,046
CSX Corp. 6.150%, 05/01/37	1,600,000	1,932,992

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Transportation—(Continued)
FedEx Corp. 4.550%, 04/01/46	1,000,000	$967,420
8.000%, 01/15/19	675,000	693,495
Norfolk Southern Corp. 3.000%, 04/01/22	1,911,000	1,888,737
5.590%, 05/17/25	28,000	30,728
Union Pacific Corp. 6.625%, 02/01/29	1,200,000	1,439,352
United Parcel Service, Inc. 5.125%, 04/01/19	760,000	773,475

		11,529,245

Total Corporate Bonds & Notes (Cost $725,131,073)		706,585,408

Foreign Government—1.7%

Banks—0.1%
Kreditanstalt fuer Wiederaufbau 2.875%, 04/03/28 (b)	2,000,000	1,977,880

Electric—0.0%
Hydro-Quebec 8.400%, 01/15/22	1,000,000	1,165,780

Provincial—0.3%
Province of British Columbia Canada 2.000%, 10/23/22	1,970,000	1,892,205
Province of Nova Scotia Canada 9.250%, 03/01/20	250,000	274,582
Province of Ontario Canada 2.450%, 06/29/22	4,000,000	3,900,080
4.400%, 04/14/20	2,100,000	2,158,002
Province of Quebec Canada 7.500%, 07/15/23	350,000	418,040

		8,642,909

Sovereign—1.3%
Canada Government International Bond 1.625%, 02/27/19 (b)	4,000,000	3,981,720
Colombia Government International Bonds 5.000%, 06/15/45 (b)	1,000,000	980,740
8.125%, 05/21/24	1,500,000	1,807,770
Export-Import Bank of Korea 2.250%, 01/21/20	2,000,000	1,969,660
Japan Bank for International Cooperation 1.750%, 05/28/20 (b)	5,000,000	4,892,050
Mexico Government International Bonds 5.750%, 10/12/10 (b)	2,000,000	1,977,520
6.750%, 09/27/34	1,050,000	1,235,682
8.000%, 09/24/22	2,200,000	2,640,484
Panama Government International Bonds 4.500%, 05/15/47 (c)	1,400,000	1,364,664
5.200%, 01/30/20	1,370,000	1,416,429

Sovereign—(Continued)
Peruvian Government International Bond 8.750%, 11/21/33	1,450,000	2,127,658
Philippine Government International Bond 5.000%, 01/13/37	1,740,000	1,859,660
Poland Government International Bond 3.250%, 04/06/26 (b)	2,000,000	1,931,600
Republic of Korea 7.125%, 04/16/19	2,400,000	2,480,760
Uruguay Government International Bond 4.375%, 10/27/27 (c)	1,900,000	1,922,876

		32,589,273

Total Foreign Government (Cost $45,433,948)		44,375,842

Mortgage-Backed Securities—1.4%

Commercial Mortgage-Backed Securities—1.4%
CD Mortgage Trust 2.724%, 08/10/49	1,664,000	1,550,830
Commercial Mortgage Pass-Through Certificates Mortgage Trust 3.765%, 02/10/49	1,539,000	1,541,150
3.902%, 07/10/50	1,835,000	1,860,360
Commercial Mortgage Trust 3.838%, 09/10/47	3,800,000	3,849,810
Credit Suisse Mortgage Capital Certificates Trust 3.795%, 12/15/49 (a)	2,889,000	2,900,209
GS Mortgage Securities Corp. II 3.382%, 05/10/50	1,835,000	1,808,787
GS Mortgage Securities Trust 3.135%, 06/10/46	2,935,000	2,902,645
3.377%, 05/10/45	2,608,735	2,620,315
4.243%, 08/10/46	966,000	1,003,639
JPMBB Commercial Mortgage Securities Trust 3.598%, 11/15/48	3,900,000	3,889,370
3.801%, 08/15/48	1,534,000	1,549,864
Morgan Stanley Bank of America Merrill Lynch Trust 3.544%, 01/15/49	3,850,000	3,818,765
3.635%, 10/15/48	1,547,000	1,550,380
3.732%, 05/15/48	3,750,000	3,771,846
WF-RBS Commercial Mortgage Trust 3.488%, 06/15/46	1,054,000	1,037,784

Total Mortgage-Backed Securities (Cost $37,025,984)		35,655,754

Municipals—0.6%

Los Angeles, CA Unified School District, Build America Bond 6.758%, 07/01/34	2,160,000	2,856,816
Municipal Electric Authority of Georgia, Build America Bond 6.637%, 04/01/57	1,999,000	2,527,515
New Jersey State Turnpike Authority, Build America Bond 7.414%, 01/01/40	3,500,000	5,090,155
Oregon School Boards Association, General Obligation Unlimited 5.680%, 06/30/28	1,900,000	2,173,011

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Municipals—(Continued)

Security Description	Principal Amount*	Value

State of California General Obligation Unlimited, Build America Bond 7.300%, 10/01/39	2,000,000	$2,833,600
State of Illinois, General Obligation Unlimited 5.100%, 06/01/33	1,230,000	1,164,023

Total Municipals (Cost $14,834,055)		16,645,120

Asset-Backed Securities—0.5%

Asset-Backed - Automobile—0.2%
Ally Auto Receivables Trust 1.990%, 11/15/21	2,990,000	2,942,386
AmeriCredit Automobile Receivables Trust 3.080%, 12/18/23	1,500,000	1,474,398
Ford Credit Auto Owner Trust 3.160%, 10/15/23	1,000,000	1,003,632
Honda Auto Receivables Owner Trust 1.330%, 11/18/22	1,011,000	991,739

		6,412,155

Asset-Backed - Credit Card—0.3%
Citibank Credit Card Issuance Trust 2.150%, 07/15/21	2,980,000	2,962,326
2.880%, 01/23/23	4,924,000	4,911,437

		7,873,763

Total Asset-Backed Securities (Cost $14,511,628)		14,285,918

Short-Term Investments—0.7%

Discount Notes—0.3%
Federal Home Loan Bank 1.840%, 07/09/18 (d)	4,900,000	4,898,216
1.895%, 08/10/18 (d)	900,000	898,128
1.920%, 09/18/18 (d)	1,000,000	995,797

		6,792,141

U.S. Treasury—0.4%
U.S. Treasury Bills 1.758%, 07/12/18 (d)	3,200,000	3,198,510
1.780%, 07/26/18 (d)	800,000	799,079
1.862%, 08/09/18 (d)	1,000,000	998,076
1.886%, 09/20/18 (d)	5,400,000	5,377,500

		10,373,165

Total Short-Term Investments (Cost $17,164,242)		17,165,306

Securities Lending Reinvestments (e)—9.6%
Security Description	Principal Amount*	Value

Bank Note—0.1%
Bank of America N.A. 2.297%, 1M LIBOR + 0.250%, 11/13/18 (a)	3,000,000	3,000,000

Certificates of Deposit—5.9%
Banco Del Estado De Chile New York 2.588%, 1M LIBOR + 0.500%, 09/21/18 (a)	5,000,000	5,002,980
Bank of Montreal (Chicago) 2.383%, 3M LIBOR + 0.030%, 11/06/18 (a)	2,000,000	1,999,884
Bank of Nova Scotia 2.605%, 3M LIBOR + 0.280%, 03/20/19 (a)	8,000,000	8,011,200
Barclays Bank plc 2.430%, 08/01/18	6,000,000	6,001,782
Canadian Imperial Bank of Commerce 2.473%, 3M LIBOR + 0.120%, 01/14/19 (a)	5,000,000	5,001,875
China Construction Bank 2.550%, 09/17/18	7,000,000	6,999,881
Citibank N.A. 2.376%, 1M LIBOR + 0.330%, 09/12/18 (a)	7,000,000	6,999,503
Commonwealth Bank of Australia 2.502%, 3M LIBOR + 0.140%, 04/23/19 (a)	2,500,000	2,499,623
Cooperative Rabobank UA 2.488%, 3M LIBOR + 0.140%, 10/16/18 (a)	8,000,000	8,006,224
Credit Industriel et Commercial (NY)
Zero Coupon, 07/24/18	4,969,974	4,993,000
Credit Suisse AG New York
2.437%, 3M LIBOR + 0.100%, 09/27/18 (a)	4,000,000	4,000,672
2.460%, FEDEFF PRV + 0.550%, 09/07/18 (a)	6,500,000	6,500,000
Industrial & Commercial Bank of China, Ltd. 2.450%, 08/15/18	4,500,000	4,499,816
Mitsubishi UFJ Trust and Banking Corp. Zero Coupon, 08/13/18	1,987,854	1,994,860
Mizuho Bank, Ltd., New York 2.348%, 1M LIBOR + 0.250%, 11/26/18 (a)	5,000,000	5,000,020
Natixis New York 2.215%, 1M LIBOR + 0.210%, 08/06/18 (a)	4,000,000	4,000,208
Norinchukin Bank New York 2.301%, 1M LIBOR + 0.300%, 09/04/18 (a)	8,000,000	7,998,008
Royal Bank of Canada New York 2.485%, 1M LIBOR + 0.400%, 09/17/18 (a)	2,000,000	2,000,920
2.525%, 1M LIBOR + 0.440%, 09/17/18 (a)	10,000,000	10,008,010
Societe Generale 2.256%, 1M LIBOR + 0.210%, 07/10/18 (a)	6,500,000	6,499,889
Standard Chartered plc 2.250%, 08/21/18	4,000,000	4,000,612
2.384%, 1M LIBOR + 0.300%, 08/22/18 (a)	4,000,000	4,000,096
Sumitomo Mitsui Banking Corp., New York 2.316%, 1M LIBOR + 0.270%, 09/10/18 (a)	7,500,000	7,500,660
Sumitomo Mitsui Trust Bank, Ltd. 2.408%, 1M LIBOR + 0.320%, 11/21/18 (a)	2,500,000	2,500,000
2.445%, 3M LIBOR + 0.090%, 10/18/18 (a)	3,002,347	3,000,105
2.447%, 3M LIBOR + 0.110%, 10/11/18 (a)	2,000,000	2,000,218
Sumitomo Mitsui Trust Bank, Ltd., London 2.408%, 1M LIBOR + 0.310%, 11/26/18 (a)	5,000,000	5,000,000
Svenska Handelsbanken AB 2.459%, 3M LIBOR + 0.100%, 04/30/19 (a)	4,000,000	4,000,048

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Securities Lending Reinvestments (e)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Wells Fargo Bank N.A. 2.467%, 3M LIBOR + 0.130%, 07/11/18 (a)	7,000,000	$7,000,161
Westpac Banking Corp. 2.360%, FEDEFF PRV + 0.450%, 02/15/19 (a)	7,000,000	6,999,538

		154,019,793

Commercial Paper—1.5%
Canadian Imperial Bank of Commerce 2.485%, 1M LIBOR + 0.400%, 09/17/18 (a)	2,000,000	2,000,878
ING Funding LLC 2.350%, 1M LIBOR + 0.320%, 02/08/19 (a)	2,000,000	2,000,584
Macquarie Bank, Ltd. 2.280%, 09/04/18	1,988,347	1,991,868
Sheffield Receivables Co. 2.490%, 11/26/18	4,934,638	4,948,165
Starbird Funding Corp. 2.300%, 08/10/18	5,966,267	5,985,030
Toyota Motor Credit Corp. 2.310%, 09/18/18	5,954,570	5,969,532
UBS AG 2.431%, 1M LIBOR + 0.430%, 02/01/19 (a)	10,000,000	9,998,080
Westpac Banking Corp. 2.371%, 1M LIBOR + 0.280%, 05/24/19 (a)	5,000,000	5,000,000

		37,894,137

Repurchase Agreements—2.0%
Citigroup Global Markets, Inc.
Repurchase Agreement dated 05/03/18 at 2.180%, due on 07/06/18 with a maturity value of $4,015,502; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 8.750%, maturity dates ranging from 05/15/20 - 08/15/45, and various Common Stock with an aggregate market value of $4,217,150.	4,000,000	4,000,000
Repurchase Agreement dated 01/25/17 at 2.460%, due on 10/01/18 with a maturity value of $1,562,935; collateralized by U.S. Treasury Obligations with rates ranging from 1.500% - 2.500%, maturity dates ranging from 01/31/19 - 02/15/26, and an aggregate market value of $1,530,000.	1,500,000	1,500,000
Deutsche Bank AG, London
Repurchase Agreement dated 01/09/18 at 2.300%, due on 07/02/18 with a maturity value of $202,223; collateralized by various Common Stock with an aggregate market value of $223,242.	200,000	200,000
Repurchase Agreement dated 09/12/17 at 2.440%, due on 08/06/18 with a maturity value of $7,666,733; collateralized by various Common Stock with an aggregate market value of $8,371,565.	7,500,000	7,500,000
ING Bank NV Repurchase Agreement dated 05/21/18 at 2.190%, due on 07/02/18 with a maturity value of $300,767; collateralized by various Common Stock with an aggregate market value of $333,659.	300,000	300,000

Repurchase Agreements—(Continued)
Macquarie Bank, Ltd., London Repurchase Agreement dated 06/29/18 at 2.000%, due on 07/02/18 with a maturity value of $758,051; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.875%, maturity dates ranging from 07/19/18 - 02/15/46, and an aggregate market value of $773,436.	757,925	757,925
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Repurchase Agreement dated 08/01/17 at 2.460%, due on 10/01/18 with a maturity value of $8,232,880; collateralized by various Common Stock with an aggregate market value of $8,800,001.	8,000,000	8,000,000
Repurchase Agreement dated 10/26/16 at 2.460%, due on 10/01/18 with a maturity value of $4,297,518; collateralized by various Common Stock with an aggregate market value of $4,510,000.	4,100,000	4,100,000
NBC Global Finance Ltd. Repurchase Agreement dated 04/23/18 at 2.110%, due on 07/06/18 with a maturity value of $7,030,361; collateralized by various Common Stock with an aggregate market value of $7,790,238.	7,000,000	7,000,000
Repurchase Agreement dated 11/30/17 at 2.080%, due on 07/02/18 with a maturity value of $911,128; collateralized by various Common Stock with an aggregate market value of $1,001,602.	900,000	900,000
Repurchase Agreement dated 03/16/18 at 2.080%, due on 07/02/18 with a maturity value of $804,992; collateralized by various Common Stock with an aggregate market value of $890,313.	800,000	800,000
Repurchase Agreement dated 03/16/18 at 2.110%, due on 07/06/18 with a maturity value of $5,032,822; collateralized by various Common Stock with an aggregate market value of $5,564,456.	5,000,000	5,000,000
Societe Generale
Repurchase Agreement dated 03/08/18 at 2.050%, due on 07/02/18 with a maturity value of $1,006,606; collateralized by various Common Stock with an aggregate market value of $1,112,852.	1,000,000	1,000,000
Repurchase Agreement dated 03/16/18 at 2.050%, due on 07/02/18 with a maturity value of $804,920; collateralized by various Common Stock with an aggregate market value of $890,282.	800,000	800,000
Repurchase Agreement dated 03/21/18 at 2.050%, due on 07/02/18 with a maturity value of $1,005,865; collateralized by various Common Stock with an aggregate market value of $1,112,852.	1,000,000	1,000,000
Repurchase Agreement dated 04/18/18 at 2.080%, due on 07/06/18 with a maturity value of $3,515,976; collateralized by various Common Stock with an aggregate market value of $3,894,982.	3,500,000	3,500,000
Repurchase Agreement dated 05/10/18 at 2.080%, due on 07/06/18 with a maturity value of $7,023,053; collateralized by various Common Stock with an aggregate market value of $7,789,963.	7,000,000	7,000,000

		53,357,925

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Securities Lending Reinvestments (e)—(Continued)

Security Description	Principal Amount*	Value

Time Deposits—0.1%
DNB Bank ASA 1.870%, 07/02/18	1,000,000	$1,000,000
1.870%, 07/02/18	1,000,000	1,000,000
Svenska Handelsbanken AB 1.870%, 07/02/18	1,000,000	1,000,000

		3,000,000

Total Securities Lending Reinvestments (Cost $251,241,757)		251,271,855

Total Investments—109.2% (Cost $2,889,241,123)		2,854,125,878
Other assets and liabilities (net)—(9.2)%		(241,278,198)

Net Assets—100.0%		$2,612,847,680

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at June 30, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	All or a portion of the security was held on loan. As of June 30, 2018, the market value of securities loaned was $244,257,832 and the collateral received consisted of cash in the amount of $251,161,922. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Principal amount of security is adjusted for inflation.
(d)	The rate shown represents current yield to maturity.
(e)	Represents investment of cash collateral received from securities on loan as of June 30, 2018.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2018, the market value of 144A securities was $7,503,378, which is 0.3% of net assets.
(ACES)—	Alternative Credit Enhancement Securities
(CMO)—	Collateralized Mortgage Obligation
(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2018:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,768,140,675	$—	$1,768,140,675
Total Corporate Bonds & Notes*	—	706,585,408	—	706,585,408
Total Foreign Government*	—	44,375,842	—	44,375,842
Total Mortgage-Backed Securities*	—	35,655,754	—	35,655,754
Total Municipals	—	16,645,120	—	16,645,120
Total Asset-Backed Securities*	—	14,285,918	—	14,285,918
Short-Term Investments
Discount Notes	—	6,792,141	—	6,792,141
U.S. Treasury	—	10,373,165	—	10,373,165
Total Short-Term Investments	—	17,165,306	—	17,165,306
Total Securities Lending Reinvestments*	—	251,271,855	—	251,271,855
Total Investments	$—	$2,854,125,878	$—	$2,854,125,878

Collateral for Securities Loaned (Liability)	$—	$(251,161,922)	$—	$(251,161,922)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

Assets
Investments at value (a) (b)	$2,854,125,878
Cash	66,795
Receivable for:
Investments sold	15,463,353
Fund shares sold	3,669,191
Interest	18,052,909

Total Assets	2,891,378,126

Liabilities
Collateral for securities loaned	251,161,922
Payables for:
Investments purchased	25,139,824
Fund shares redeemed	884,561
Accrued Expenses:
Management fees	517,677
Distribution and service fees	269,008
Deferred trustees’ fees	113,001
Other expenses	444,453

Total Liabilities	278,530,446

Net Assets	$2,612,847,680

Net Assets Consist of:
Paid in surplus	$2,690,360,505
Undistributed net investment income	32,802,128
Accumulated net realized loss	(75,199,708)
Unrealized depreciation on investments	(35,115,245)

Net Assets	$2,612,847,680

Net Assets
Class A	$1,344,059,098
Class B	893,170,924
Class E	55,848,666
Class G	319,768,992
Capital Shares Outstanding*
Class A	129,373,371
Class B	87,769,806
Class E	5,403,140
Class G	31,535,423
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.39
Class B	10.18
Class E	10.34
Class G	10.14

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,889,241,123.
(b)	Includes securities loaned at value of $244,257,832.

Statement of Operations

Six Months Ended June 30, 2018 (Unaudited)

Investment Income
Interest	$38,059,683
Securities lending income	511,504

Total investment income	38,571,187
Expenses
Management fees	3,296,668
Administration fees	41,638
Custodian and accounting fees	138,396
Distribution and service fees—Class B	1,140,841
Distribution and service fees—Class E	42,819
Distribution and service fees—Class G	483,033
Audit and tax services	45,389
Legal	21,433
Trustees’ fees and expenses	20,720
Shareholder reporting	145,965
Insurance	8,554
Miscellaneous	19,589

Total expenses	5,405,045
Less management fee waiver	(111,019)

Net expenses	5,294,026

Net Investment Income	33,277,161

Net Realized and Unrealized Loss
Net realized loss on investments	(1,808,525)

Net change in unrealized depreciation on investments	(81,085,571)

Net realized and unrealized loss	(82,894,096)

Net Decrease in Net Assets From Operations	$(49,616,935)

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$33,277,161	$63,880,811
Net realized gain (loss)	(1,808,525)	7,610,419
Net change in unrealized appreciation (depreciation)	(81,085,571)	12,433,886

Increase (decrease) in net assets from operations	(49,616,935)	83,925,116

From Distributions to Shareholders
Net investment income
Class A	(40,620,231)	(38,670,834)
Class B	(25,318,977)	(26,417,841)
Class E	(1,621,378)	(1,698,687)
Class G	(8,969,174)	(8,827,881)

Total distributions	(76,529,760)	(75,615,243)

Increase in net assets from capital share transactions	19,378,989	50,385,070

Total increase (decrease) in net assets	(106,767,706)	58,694,943

Net Assets
Beginning of period	2,719,615,386	2,660,920,443

End of period	$2,612,847,680	$2,719,615,386

Undistributed net investment income
End of period	$32,802,128	$76,054,727

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	5,500,401	$59,188,939	9,597,934	$104,655,031
Reinvestments	3,932,259	40,620,231	3,574,014	38,670,834
Redemptions	(5,997,923)	(64,186,845)	(6,734,519)	(73,618,212)

Net increase	3,434,737	$35,622,325	6,437,429	$69,707,653

Class B
Sales	1,628,019	$17,041,915	3,934,275	$41,976,475
Reinvestments	2,501,875	25,318,977	2,489,900	26,417,841
Redemptions	(5,720,442)	(59,676,893)	(8,608,962)	(92,021,533)

Net decrease	(1,590,548)	$(17,316,001)	(2,184,787)	$(23,627,217)

Class E
Sales	121,672	$1,296,790	294,447	$3,195,564
Reinvestments	157,875	1,621,378	157,724	1,698,687
Redemptions	(402,179)	(4,271,445)	(616,136)	(6,685,675)

Net decrease	(122,632)	$(1,353,277)	(163,965)	$(1,791,424)

Class G
Sales	1,996,672	$20,840,915	4,460,762	$47,491,947
Reinvestments	889,799	8,969,174	835,183	8,827,881
Redemptions	(2,629,085)	(27,384,147)	(4,717,044)	(50,223,770)

Net increase	257,386	$2,425,942	578,901	$6,096,058

Increase derived from capital shares transactions		$19,378,989		$50,385,070

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.90		$10.87	$10.92	$11.22	$10.93	$11.59

Income (Loss) from Investment Operations
Net investment income (a)	0.14		0.27	0.27	0.28	0.29	0.29
Net realized and unrealized gain (loss) on investments	(0.33)		0.08	(0.01)	(0.25)	0.33	(0.55)

Total from investment operations	(0.19)		0.35	0.26	0.03	0.62	(0.26)

Less Distributions
Distributions from net investment income	(0.32)		(0.32)	(0.31)	(0.33)	(0.33)	(0.40)

Total distributions	(0.32)		(0.32)	(0.31)	(0.33)	(0.33)	(0.40)

Net Asset Value, End of Period	$10.39		$10.90	$10.87	$10.92	$11.22	$10.93

Total Return (%) (b)	(1.69	)(c)	3.26	2.35	0.25	5.81	(2.33)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.28	(d)	0.28	0.28	0.28	0.28	0.28
Net ratio of expenses to average net assets (%) (e)	0.28	(d)	0.27	0.27	0.27	0.28	0.28
Ratio of net investment income to average net assets (%)	2.65	(d)	2.50	2.39	2.48	2.62	2.65
Portfolio turnover rate (%)	12	(c)	22	16	18	13	18
Net assets, end of period (in millions)	$1,344.1		$1,373.3	$1,299.2	$1,177.2	$1,008.2	$797.4

	Class B
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.67		$10.65	$10.70	$10.99	$10.72	$11.37

Income (Loss) from Investment Operations
Net investment income (a)	0.12		0.24	0.23	0.24	0.26	0.26
Net realized and unrealized gain (loss) on investments	(0.31)		0.07	0.01	(0.23)	0.32	(0.54)

Total from investment operations	(0.19)		0.31	0.24	0.01	0.58	(0.28)

Less Distributions
Distributions from net investment income	(0.30)		(0.29)	(0.29)	(0.30)	(0.31)	(0.37)

Total distributions	(0.30)		(0.29)	(0.29)	(0.30)	(0.31)	(0.37)

Net Asset Value, End of Period	$10.18		$10.67	$10.65	$10.70	$10.99	$10.72

Total Return (%) (b)	(1.80	)(c)	2.96	2.14	0.09	5.48	(2.53)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.53	(d)	0.53	0.53	0.53	0.53	0.53
Net ratio of expenses to average net assets (%) (e)	0.53	(d)	0.52	0.52	0.52	0.53	0.53
Ratio of net investment income to average net assets (%)	2.40	(d)	2.25	2.14	2.23	2.37	2.40
Portfolio turnover rate (%)	12	(c)	22	16	18	13	18
Net assets, end of period (in millions)	$893.2		$953.7	$974.5	$973.6	$997.1	$964.2

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.84		$10.81	$10.86	$11.15	$10.87	$11.52

Income (Loss) from Investment Operations
Net investment income (a)	0.13		0.25	0.25	0.26	0.27	0.28
Net realized and unrealized gain (loss) on investments	(0.32)		0.09	(0.01)	(0.24)	0.33	(0.55)

Total from investment operations	(0.19)		0.34	0.24	0.02	0.60	(0.27)

Less Distributions
Distributions from net investment income	(0.31)		(0.31)	(0.29)	(0.31)	(0.32)	(0.38)

Total distributions	(0.31)		(0.31)	(0.29)	(0.31)	(0.32)	(0.38)

Net Asset Value, End of Period	$10.34		$10.84	$10.81	$10.86	$11.15	$10.87

Total Return (%) (b)	(1.76	)(c)	3.12	2.19	0.19	5.58	(2.41)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.43	(d)	0.43	0.43	0.43	0.43	0.43
Net ratio of expenses to average net assets (%) (e)	0.43	(d)	0.42	0.42	0.42	0.43	0.43
Ratio of net investment income to average net assets (%)	2.50	(d)	2.35	2.24	2.33	2.47	2.50
Portfolio turnover rate (%)	12	(c)	22	16	18	13	18
Net assets, end of period (in millions)	$55.8		$59.9	$61.5	$67.0	$76.9	$82.2

	Class G
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.63		$10.61	$10.67	$10.97	$10.70	$11.35

Income (Loss) from Investment Operations
Net investment income (a)	0.12		0.23	0.23	0.24	0.25	0.26
Net realized and unrealized gain (loss) on investments	(0.32)		0.08	0.00	(0.25)	0.33	(0.54)

Total from investment operations	(0.20)		0.31	0.23	(0.01)	0.58	(0.28)

Less Distributions
Distributions from net investment income	(0.29)		(0.29)	(0.29)	(0.29)	(0.31)	(0.37)

Total distributions	(0.29)		(0.29)	(0.29)	(0.29)	(0.31)	(0.37)

Net Asset Value, End of Period	$10.14		$10.63	$10.61	$10.67	$10.97	$10.70

Total Return (%) (b)	(1.85	)(c)	2.94	2.09	(0.06)	5.46	(2.57)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58	(d)	0.58	0.58	0.58	0.58	0.58
Net ratio of expenses to average net assets (%) (e)	0.58	(d)	0.57	0.57	0.57	0.58	0.58
Ratio of net investment income to average net assets (%)	2.35	(d)	2.20	2.09	2.18	2.32	2.35
Portfolio turnover rate (%)	12	(c)	22	16	18	13	18
Net assets, end of period (in millions)	$319.8		$332.6	$325.7	$257.7	$223.3	$169.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-24

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2018 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MetLife Aggregate Bond Index Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered and offers four classes of shares: Class A, B, E and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to the authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

BHFTII-25

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2018 (Continued)

pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to amortization of debt securities, expired capital loss carryforwards and paydown reclasses. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The

BHFTII-26

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2018 (Continued)

value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2018, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $53,357,925. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion

BHFTII-27

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2018 (Continued)

of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of June 30, 2018
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$(88,011,184)	$—	$—	$—	$(88,011,184)
Foreign Government	(7,579,158)	—	—	—	(7,579,158)
U.S. Treasury & Government Agencies	(155,571,580)	—	—	—	(155,571,580)
Total	$(251,161,922)	$—	$—	$—	$(251,161,922)
Total Borrowings	$(251,161,922)	$—	$—	$—	$(251,161,922)
Gross amount of recognized liabilities for securities lending transactions					$(251,161,922)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2018 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$235,003,636	$75,877,931	$240,302,204	$89,997,695

BHFTII-28

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2018 (Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the six months ended June 30, 2018 were $3,296,668.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with MetLife Investment Advisors, LLC (“MIA”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, Brighthouse Investment Advisers has agreed to pay MIA an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.040%	On the first $500 million
0.030%	Of the next $500 million
0.015%	On amounts over $1 billion

Fees earned by MIA with respect to the Portfolio for the six months ended June 30, 2018 were $296,978.

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical expense agreement was in place for the period May 1, 2017 to April 30, 2018. Amounts waived for the six months ended June 30, 2018 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, B, E, and G Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E, and G Shares. Under the Distribution and Service Plan, the Class B, E, and G Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E, and G Shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares, 0.15% per year for Class E Shares, and 0.30% per year for Class G Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

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Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2018 (Continued)

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2018 was as follows:

Cost basis of investments	$2,918,314,467

Gross unrealized appreciation	55,901,221
Gross unrealized depreciation	(120,089,810)

Net unrealized appreciation (depreciation)	$(64,188,589)

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$75,615,243	$71,960,664	$—	$—	$75,615,243	$71,960,664

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$76,170,832	$—	$16,896,983	$—	$(44,317,839)	$48,749,976

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Portfolio had post-enactment short-term accumulated capital losses of $7,744,801 and post-enactment long-term accumulated capital losses of $36,573,038.

8. Recent Accounting Pronouncements

In March 2017, FASB issued Accounting Standards Update No. 2017-08 “Premium Amortization of Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities. Under the standards update, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this standards update to the Portfolio.

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Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Managed by MetLife Investment Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2018, the Class A, B, E, and G shares of the MetLife Mid Cap Stock Index Portfolio returned 3.37%, 3.21%, 3.29%, and 3.20%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (“S&P”) Mid Cap 400 Index1, returned 3.49%.

MARKET ENVIRONMENT / CONDITIONS

During the first six months of 2018, equity markets rallied on optimism about the impact of U.S. tax reform, better than expected macroeconomic data and the strength of corporate earnings. Companies that reported better than expected earnings include Apple, Disney, Celgene, and Occidental Petroleum. During the first quarter, equity markets declined as the 10-year Treasury yield reached its highest level since 2014, driven by a more hawkish Federal Reserve (the “Fed”) and higher than expected wage growth. Other factors that weighed on the equity markets included President Trump’s plan to impose tariffs on steel and aluminum imports and the Fed Chair Powell hinting at the possibility of four rate hikes this year during his Congressional testimony. During the second quarter, equity markets rallied as trade negotiations eased concerns of a global trade war and leaders of North and South Korea met for the first time since 2007. However, equity investors still had issues to be concerned about including unrest in the Middle East, political uncertainty in Italy and the U.S. withdrawal from the Iran nuclear deal.

During the first six months, the Federal Open Market Committee (the “FOMC”) met four times and raised the target range for the Federal Funds Rate twice to 1.75% to 2.00%. The FOMC stated that job gains had been strong in recent months and the unemployment rate had declined. The FOMC also stated that economic activity had been rising at a solid rate and that the growth of household spending had picked up.

Eight of the eleven sectors comprising the S&P Mid Cap 400 Index experienced positive returns for the first six months of 2018. Health Care (7.5% beginning weight in the benchmark), up 18.7%, was the best-performing sector and had the largest positive impact on the benchmark return. Energy (4.3% beginning weight), up 16.7%, and Information Technology (17.4% beginning weight), up 5.5%, were the next best-performing sectors. Industrials (15.8% beginning weight), down 3.3%, and Materials (7.2% beginning weight), down 1.4%, were the worst-performing sectors.

The stocks with the largest positive impact on the benchmark return for the first half of the year were Abiomed, up 107.3%; Bioverativ, up 94.1%; and Domino’s Pizza, up 50.0%. The stocks with the largest negative impact were Coherent, down 44.6%; Manpower Group, down 31.0%; and Cognex, down 26.9%.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Portfolio is managed utilizing a full replication strategy versus the S&P Mid Cap 400 Index. This strategy seeks to replicate the performance of the Index by owning all of the components of the Index at their respective Index capitalization weights. The Portfolio is periodically rebalanced for compositional changes in the S&P Mid Cap 400 Index. Factors that impact tracking error include transaction costs, cash drag, securities lending, net asset value (NAV) rounding, contributions, and withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-1

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P MIDCAP 400 INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2018

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
MetLife Mid Cap Stock Index Portfolio
Class A	3.37	13.21	12.43	10.55	—
Class B	3.21	12.90	12.13	10.27	—
Class E	3.29	13.03	12.26	10.38	—
Class G	3.20	12.90	12.09	—	16.02
S&P MidCap 400 Index	3.49	13.50	12.69	10.79	—

1 The Standard & Poor’s (S&P) MidCap 400 Index is an unmanaged index measuring the performance of the mid-size company segment of the U.S. market. The Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation.

2 Inception dates of the Class A, Class B, Class E and Class G shares are 7/5/00, 1/2/01, 5/1/01 and 4/28/09, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2018

Top Holdings

% of Net Assets
Teleflex, Inc.	0.7
Domino’s Pizza, Inc.	0.7
Keysight Technologies, Inc.	0.6
WellCare Health Plans, Inc.	0.6
Steel Dynamics, Inc.	0.6
PTC, Inc.	0.6
IDEX Corp.	0.6
Old Dominion Freight Line, Inc.	0.6
Jack Henry & Associates, Inc.	0.6
Lamb Weston Holdings, Inc.	0.6

Top Sectors

% of Net Assets
Financials	16.6
Information Technology	15.9
Industrials	14.2
Consumer Discretionary	12.8
Real Estate	9.4
Health Care	9.1
Materials	6.9
Energy	5.3
Utilities	4.8
Consumer Staples	3.4

BHFTII-2

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2018 through June 30, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Mid Cap Stock Index Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period** January 1, 2018 to June 30, 2018
Class A (a)	Actual	0.30%	$1,000.00	$1,033.70	$1.51
	Hypothetical*	0.30%	$1,000.00	$1,023.31	$1.51

Class B (a)	Actual	0.55%	$1,000.00	$1,032.10	$2.77
	Hypothetical*	0.55%	$1,000.00	$1,022.07	$2.76

Class E (a)	Actual	0.45%	$1,000.00	$1,032.90	$2.27
	Hypothetical*	0.45%	$1,000.00	$1,022.56	$2.26

Class G (a)	Actual	0.60%	$1,000.00	$1,032.00	$3.02
	Hypothetical*	0.60%	$1,000.00	$1,021.82	$3.01

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—98.2% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.0%
Curtiss-Wright Corp.	27,787	$3,307,209
Esterline Technologies Corp. (a)	16,276	1,201,169
KLX, Inc. (a)	31,890	2,292,891
Teledyne Technologies, Inc. (a)	22,477	4,474,271

		11,275,540

Airlines—0.3%
JetBlue Airways Corp. (a) (c)	198,918	3,775,464

Auto Components—0.7%
Dana, Inc.	91,431	1,845,992
Delphi Technologies plc	55,802	2,536,759
Gentex Corp.	172,117	3,962,133

		8,344,884

Automobiles—0.3%
Thor Industries, Inc.	30,801	2,999,709

Banks—8.0%
Associated Banc-Corp.	106,271	2,901,198
BancorpSouth Bank	51,561	1,698,935
Bank of Hawaii Corp. (b)	26,565	2,216,052
Bank of the Ozarks, Inc. (a)	76,320	3,437,453
Cathay General Bancorp	47,995	1,943,318
Chemical Financial Corp.	44,846	2,496,577
Commerce Bancshares, Inc.	58,956	3,815,043
Cullen/Frost Bankers, Inc.	36,488	3,949,461
East West Bancorp, Inc.	91,068	5,937,634
First Horizon National Corp.	205,641	3,668,635
FNB Corp. (b)	203,540	2,731,507
Fulton Financial Corp.	110,461	1,822,606
Hancock Holding Co.	53,602	2,500,533
Home BancShares, Inc.	99,157	2,236,982
International Bancshares Corp.	34,071	1,458,239
MB Financial, Inc.	52,843	2,467,768
PacWest Bancorp (b)	78,646	3,886,685
Pinnacle Financial Partners, Inc.	46,493	2,852,346
Prosperity Bancshares, Inc.	43,897	3,000,799
Signature Bank (a)	33,740	4,314,671
Sterling Bancorp (b)	141,709	3,330,161
Synovus Financial Corp.	74,565	3,939,269
TCF Financial Corp.	105,746	2,603,467
Texas Capital Bancshares, Inc. (a)	31,220	2,856,630
Trustmark Corp.	42,600	1,390,038
UMB Financial Corp.	27,685	2,110,428
Umpqua Holdings Corp.	138,377	3,125,936
United Bankshares, Inc. (b)	66,081	2,405,348
Valley National Bancorp	166,557	2,025,333
Webster Financial Corp.	57,883	3,687,147
Wintrust Financial Corp.	35,374	3,079,307

		89,889,506

Beverages—0.1%
Boston Beer Co., Inc. (The) - Class A (a)	5,500	1,648,350

Biotechnology—0.6%
Exelixis, Inc. (a)	177,251	3,814,442
United Therapeutics Corp. (a)	27,367	3,096,576

		6,911,018

Building Products—0.4%
Lennox International, Inc. (b)	23,329	4,669,299

Capital Markets—3.0%
Eaton Vance Corp.	74,917	3,909,918
Evercore, Inc. - Class A	25,595	2,698,993
FactSet Research Systems, Inc.	24,433	4,840,177
Federated Investors, Inc. - Class B	59,927	1,397,498
Interactive Brokers Group, Inc. - Class A	44,926	2,893,684
Janus Henderson Group plc	113,364	3,483,676
Legg Mason, Inc.	53,711	1,865,383
MarketAxess Holdings, Inc. (b)	23,636	4,676,619
SEI Investments Co.	82,465	5,155,712
Stifel Financial Corp.	44,974	2,349,891

		33,271,551

Chemicals—2.8%
Ashland Global Holdings, Inc.	39,220	3,066,220
Cabot Corp.	38,854	2,400,012
Chemours Co. (The)	111,817	4,960,202
Minerals Technologies, Inc.	22,226	1,674,729
NewMarket Corp. (b)	5,779	2,337,606
Olin Corp. (b)	105,093	3,018,271
PolyOne Corp.	50,261	2,172,280
RPM International, Inc.	84,049	4,901,738
Scotts Miracle-Gro Co. (The) (b)	24,358	2,025,611
Sensient Technologies Corp. (b)	26,608	1,903,802
Valvoline, Inc.	122,986	2,652,808

		31,113,279

Commercial Services & Supplies—1.5%
Brink’s Co. (The) (b)	31,994	2,551,521
Clean Harbors, Inc. (a) (b)	32,137	1,785,210
Deluxe Corp.	30,070	1,990,935
Healthcare Services Group, Inc. (b)	46,327	2,000,863
Herman Miller, Inc. (b)	37,473	1,270,335
HNI Corp. (b)	27,358	1,017,718
MSA Safety, Inc.	21,432	2,064,759
Pitney Bowes, Inc.	117,875	1,010,189
Rollins, Inc.	60,337	3,172,519

		16,864,049

Communications Equipment—1.3%
ARRIS International plc (a)	110,042	2,689,977
Ciena Corp. (a)	90,144	2,389,717
InterDigital, Inc.	21,838	1,766,694
Lumentum Holdings, Inc. (a)	39,534	2,289,019
NetScout Systems, Inc. (a)	50,452	1,498,424
Plantronics, Inc.	20,904	1,593,930
ViaSat, Inc. (a) (b)	34,432	2,262,871

		14,490,632

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Construction & Engineering—1.2%
AECOM (a)	100,765	$3,328,268
Dycom Industries, Inc. (a) (b)	19,606	1,852,963
EMCOR Group, Inc.	36,739	2,798,777
Granite Construction, Inc. (b)	28,574	1,590,429
KBR, Inc.	88,382	1,583,805
Valmont Industries, Inc.	14,174	2,136,731

		13,290,973

Construction Materials—0.3%
Eagle Materials, Inc.	30,151	3,164,951

Consumer Finance—0.5%
Navient Corp.	166,305	2,166,954
SLM Corp. (a)	273,536	3,131,987

		5,298,941

Containers & Packaging—1.2%
AptarGroup, Inc. (b)	39,210	3,661,430
Bemis Co., Inc.	57,178	2,413,483
Greif, Inc. - Class A	16,291	861,631
Owens-Illinois, Inc. (a)	101,632	1,708,434
Silgan Holdings, Inc. (b)	46,572	1,249,527
Sonoco Products Co.	62,575	3,285,187

		13,179,692

Distributors—0.3%
Pool Corp. (b)	25,436	3,853,554

Diversified Consumer Services—0.8%
Adtalem Global Education, Inc. (a)	37,852	1,820,681
Graham Holdings Co. - Class B	2,766	1,621,153
Service Corp. International	115,231	4,124,117
Sotheby’s (a)	23,121	1,256,395

		8,822,346

Electric Utilities—1.3%
ALLETE, Inc.	32,224	2,494,460
Hawaiian Electric Industries, Inc. (b)	68,406	2,346,326
IDACORP, Inc.	31,671	2,921,333
OGE Energy Corp.	125,530	4,419,911
PNM Resources, Inc.	50,062	1,947,412

		14,129,442

Electrical Equipment—1.2%
Acuity Brands, Inc.	25,768	2,985,738
EnerSys	26,467	1,975,497
Hubbell, Inc.	34,482	3,646,127
Nvent Electric plc (a)	102,041	2,561,229
Regal-Beloit Corp.	27,642	2,261,115

		13,429,706

Electronic Equipment, Instruments & Components—4.4%
Arrow Electronics, Inc. (a)	55,068	4,145,519
Avnet, Inc.	74,151	3,180,336

Electronic Equipment, Instruments & Components—(Continued)
Belden, Inc. (b)	25,548	1,561,494
Cognex Corp.	108,697	4,848,973
Coherent, Inc. (a) (b)	15,633	2,445,314
Jabil, Inc.	107,661	2,977,903
Keysight Technologies, Inc. (a)	117,466	6,934,018
Littelfuse, Inc.	15,692	3,580,601
National Instruments Corp.	67,619	2,838,646
SYNNEX Corp.	18,402	1,775,977
Tech Data Corp. (a)	21,904	1,798,756
Trimble, Inc. (a)	156,634	5,143,861
VeriFone Systems, Inc. (a)	69,600	1,588,272
Vishay Intertechnology, Inc.	83,036	1,926,435
Zebra Technologies Corp. - Class A (a)	33,561	4,807,613

		49,553,718

Energy Equipment & Services—2.1%
Apergy Corp. (a)	48,645	2,030,929
Core Laboratories NV	27,721	3,498,667
Diamond Offshore Drilling, Inc. (a) (b)	40,595	846,812
Dril-Quip, Inc. (a) (b)	23,972	1,232,161
Ensco plc - Class A	274,722	1,994,482
McDermott International, Inc. (a)	113,008	2,220,607
Nabors Industries, Ltd.	221,497	1,419,796
Oceaneering International, Inc. (b)	61,927	1,576,662
Patterson-UTI Energy, Inc.	139,405	2,509,290
Rowan Cos. plc - Class A (a) (b)	71,779	1,164,255
Superior Energy Services, Inc. (a)	96,938	944,176
Transocean, Ltd. (a) (b)	275,678	3,705,112

		23,142,949

Equity Real Estate Investment Trusts—9.0%
Alexander & Baldwin, Inc.	42,509	998,962
American Campus Communities, Inc.	85,906	3,683,649
Camden Property Trust	58,308	5,313,608
CoreCivic, Inc.	74,504	1,779,901
CoreSite Realty Corp.	21,654	2,399,696
Corporate Office Properties Trust	64,197	1,861,071
Cousins Properties, Inc. (b)	264,123	2,559,352
CyrusOne, Inc.	62,293	3,635,420
DCT Industrial Trust, Inc.	59,191	3,949,815
Douglas Emmett, Inc.	100,385	4,033,469
Education Realty Trust, Inc.	47,647	1,977,351
EPR Properties	40,638	2,632,936
First Industrial Realty Trust, Inc.	78,788	2,626,792
Geo Group, Inc. (The)	77,320	2,129,393
Healthcare Realty Trust, Inc.	78,686	2,288,189
Highwoods Properties, Inc.	65,000	3,297,450
Hospitality Properties Trust	103,293	2,955,213
JBG SMITH Properties	58,566	2,135,902
Kilroy Realty Corp.	62,121	4,698,832
Lamar Advertising Co. - Class A	52,820	3,608,134
LaSalle Hotel Properties	69,375	2,374,706
Liberty Property Trust	92,884	4,117,548
Life Storage, Inc.	29,236	2,844,955
Mack-Cali Realty Corp.	56,650	1,148,862
Medical Properties Trust, Inc. (b)	229,237	3,218,487

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Equity Real Estate Investment Trusts—(Continued)
National Retail Properties, Inc.	96,694	$4,250,668
Omega Healthcare Investors, Inc. (b)	124,820	3,869,420
PotlatchDeltic Corp.	37,863	1,925,334
Quality Care Properties, Inc. (a)	59,202	1,273,435
Rayonier, Inc.	81,323	3,146,387
Sabra Health Care REIT, Inc. (b)	112,050	2,434,847
Senior Housing Properties Trust	149,349	2,701,723
Tanger Factory Outlet Centers, Inc. (b)	59,319	1,393,403
Taubman Centers, Inc.	38,333	2,252,447
Uniti Group, Inc.	103,804	2,079,194
Urban Edge Properties	66,594	1,523,005
Weingarten Realty Investors	74,903	2,307,761

		101,427,317

Food & Staples Retailing—0.5%
Casey’s General Stores, Inc. (b)	23,591	2,478,942
Sprouts Farmers Market, Inc. (a)	77,065	1,700,825
United Natural Foods, Inc. (a)	31,682	1,351,554

		5,531,321

Food Products—2.2%
Flowers Foods, Inc.	116,596	2,428,695
Hain Celestial Group, Inc. (The) (a)	65,316	1,946,417
Ingredion, Inc.	45,404	5,026,223
Lamb Weston Holdings, Inc.	91,905	6,296,411
Lancaster Colony Corp.	12,262	1,697,306
Post Holdings, Inc. (a)	42,291	3,637,872
Sanderson Farms, Inc.	12,630	1,328,044
Tootsie Roll Industries, Inc. (b)	12,169	375,414
TreeHouse Foods, Inc. (a)	35,400	1,858,854

		24,595,236

Gas Utilities—2.2%
Atmos Energy Corp.	69,804	6,292,133
National Fuel Gas Co.	54,005	2,860,105
New Jersey Resources Corp.	55,140	2,467,515
ONE Gas, Inc.	32,977	2,464,701
Southwest Gas Holdings, Inc.	30,392	2,317,998
UGI Corp.	108,804	5,665,424
WGL Holdings, Inc. (b)	32,279	2,864,761

		24,932,637

Health Care Equipment & Supplies—3.9%
Avanos Medical, Inc. (a)	29,550	1,691,737
Cantel Medical Corp.	22,282	2,191,658
Globus Medical, Inc. - Class A (a)	46,061	2,324,238
Haemonetics Corp. (a)	32,812	2,942,580
Hill-Rom Holdings, Inc.	41,656	3,638,235
ICU Medical, Inc. (a)	9,577	2,812,286
Integra LifeSciences Holdings Corp. (a)	44,336	2,855,682
LivaNova plc (a)	27,398	2,734,868
Masimo Corp. (a)	29,943	2,923,934
NuVasive, Inc. (a)	32,217	1,679,150
STERIS plc	53,182	5,584,642
Teleflex, Inc.	28,625	7,677,511

Health Care Equipment & Supplies—(Continued)
West Pharmaceutical Services, Inc.	46,244	4,591,567

		43,648,088

Health Care Providers & Services—2.3%
Acadia Healthcare Co., Inc. (a)	51,573	2,109,851
Chemed Corp.	10,017	3,223,571
Encompass Health Corp.	62,108	4,205,954
LifePoint Health, Inc. (a) (b)	24,372	1,189,354
MEDNAX, Inc. (a)	59,390	2,570,399
Molina Healthcare, Inc. (a)	29,852	2,923,705
Patterson Cos., Inc.	51,150	1,159,570
Tenet Healthcare Corp. (a)	51,311	1,722,510
WellCare Health Plans, Inc. (a)	28,129	6,926,485

		26,031,399

Health Care Technology—0.4%
Allscripts Healthcare Solutions, Inc. (a)	111,843	1,342,116
Medidata Solutions, Inc. (a)	37,221	2,998,524

		4,340,640

Hotels, Restaurants & Leisure—3.4%
Boyd Gaming Corp. (b)	51,635	1,789,669
Brinker International, Inc. (b)	27,562	1,311,951
Cheesecake Factory, Inc. (The) (b)	26,785	1,474,782
Churchill Downs, Inc.	7,148	2,119,382
Cracker Barrel Old Country Store, Inc. (b)	15,087	2,356,740
Domino’s Pizza, Inc.	26,574	7,498,386
Dunkin’ Brands Group, Inc. (b)	52,145	3,601,655
ILG, Inc.	66,415	2,193,688
International Speedway Corp. - Class A	15,348	686,056
Jack in the Box, Inc.	17,873	1,521,350
Papa John’s International, Inc.	14,770	749,134
Scientific Games Corp. - Class A (a)	33,647	1,653,750
Six Flags Entertainment Corp. (b)	48,832	3,420,682
Texas Roadhouse, Inc.	41,293	2,705,104
Wendy’s Co. (The)	112,758	1,937,182
Wyndham Worldwide Corp.	62,713	2,776,305

		37,795,816

Household Durables—1.5%
Helen of Troy, Ltd. (a)	16,729	1,646,970
KB Home	53,076	1,445,790
NVR, Inc. (a)	2,118	6,291,201
Tempur Sealy International, Inc. (a)	29,059	1,396,285
Toll Brothers, Inc. (b)	88,740	3,282,493
TRI Pointe Group, Inc. (a)	95,482	1,562,086
Tupperware Brands Corp.	32,127	1,324,917

		16,949,742

Household Products—0.2%
Energizer Holdings, Inc. (b)	37,512	2,361,756

Industrial Conglomerates—0.4%
Carlisle Cos., Inc. (b)	38,305	4,148,815

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Insurance—4.3%
Alleghany Corp.	9,610	$5,525,462
American Financial Group, Inc.	43,599	4,679,481
Aspen Insurance Holdings, Ltd.	37,491	1,525,884
Brown & Brown, Inc.	144,102	3,995,949
CNO Financial Group, Inc.	105,183	2,002,684
First American Financial Corp.	70,106	3,625,882
Genworth Financial, Inc. - Class A (a)	313,746	1,411,857
Hanover Insurance Group, Inc. (The)	26,735	3,196,437
Kemper Corp.	30,771	2,327,826
Mercury General Corp.	22,952	1,045,693
Old Republic International Corp.	157,636	3,138,533
Primerica, Inc.	27,694	2,758,322
Reinsurance Group of America, Inc.	40,553	5,413,014
RenaissanceRe Holdings, Ltd. (b)	25,295	3,043,494
W.R. Berkley Corp.	60,410	4,374,288

		48,064,806

Internet Software & Services—0.7%
Cars.com, Inc. (a) (b)	45,180	1,282,660
j2 Global, Inc.	30,866	2,673,304
LogMeIn, Inc.	32,815	3,388,149

		7,344,113

IT Services—3.1%
Acxiom Corp. (a)	48,432	1,450,538
Convergys Corp.	57,507	1,405,471
CoreLogic, Inc. (a)	51,308	2,662,885
Jack Henry & Associates, Inc.	48,580	6,332,889
Leidos Holdings, Inc.	89,673	5,290,707
MAXIMUS, Inc.	41,005	2,546,821
Perspecta, Inc.	89,648	1,842,266
Sabre Corp.	158,860	3,914,311
Science Applications International Corp.	26,561	2,149,582
Teradata Corp. (a)	75,993	3,051,119
WEX, Inc. (a)	25,182	4,796,667

		35,443,256

Leisure Products—0.7%
Brunswick Corp.	54,783	3,532,408
Polaris Industries, Inc.	36,909	4,509,541

		8,041,949

Life Sciences Tools & Services—1.3%
Bio-Rad Laboratories, Inc. - Class A (a)	12,730	3,673,114
Bio-Techne Corp.	23,615	3,493,839
Charles River Laboratories International, Inc. (a)	30,113	3,380,485
PRA Health Sciences, Inc. (a)	31,815	2,970,249
Syneos Health, Inc. (a)	34,882	1,635,966

		15,153,653

Lodging—0.3%
Wyndham Hotels & Resorts, Inc.	62,676	3,687,229

Machinery—4.8%
AGCO Corp.	41,492	2,519,394
Crane Co.	31,895	2,555,746

Machinery—(Continued)
Donaldson Co., Inc.	81,625	3,682,920
Graco, Inc.	105,340	4,763,475
IDEX Corp.	48,217	6,580,656
ITT, Inc.	54,931	2,871,244
Kennametal, Inc. (b)	51,303	1,841,778
Lincoln Electric Holdings, Inc. (b)	38,767	3,402,192
Nordson Corp. (b)	32,130	4,125,813
Oshkosh Corp.	46,458	3,266,927
Terex Corp.	45,377	1,914,456
Timken Co. (The)	42,917	1,869,035
Toro Co. (The)	66,633	4,014,638
Trinity Industries, Inc.	93,828	3,214,547
Wabtec Corp.	53,862	5,309,716
Woodward, Inc.	34,799	2,674,651

		54,607,188

Marine—0.2%
Kirby Corp. (a)	33,768	2,823,005

Media—1.5%
AMC Networks, Inc. - Class A (a) (b)	28,895	1,797,269
Cable One, Inc.	2,952	2,164,672
Cinemark Holdings, Inc. (b)	66,789	2,342,958
John Wiley & Sons, Inc. - Class A	28,208	1,760,179
Live Nation Entertainment, Inc. (a)	85,331	4,144,527
Meredith Corp. (b)	24,989	1,274,439
New York Times Co. (The) - Class A	80,430	2,083,137
TEGNA, Inc.	135,554	1,470,761

		17,037,942

Metals & Mining—2.3%
Allegheny Technologies, Inc. (a)	78,969	1,983,701
Carpenter Technology Corp. (b)	29,495	1,550,552
Commercial Metals Co.	73,536	1,552,345
Compass Minerals International, Inc.	21,275	1,398,831
Reliance Steel & Aluminum Co.	45,463	3,979,831
Royal Gold, Inc.	41,138	3,819,252
Steel Dynamics, Inc.	148,284	6,813,650
United States Steel Corp.	111,114	3,861,212
Worthington Industries, Inc.	27,059	1,135,666

		26,095,040

Multi-Utilities—1.0%
Black Hills Corp. (b)	33,682	2,061,675
MDU Resources Group, Inc.	122,748	3,520,413
NorthWestern Corp.	31,095	1,780,189
Vectren Corp.	52,216	3,730,833

		11,093,110

Multiline Retail—0.4%
Big Lots, Inc.	26,511	1,107,630
Dillard’s, Inc. - Class A (b)	12,459	1,177,375
Ollie’s Bargain Outlet Holdings, Inc. (a)	31,348	2,272,730

		4,557,735

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Oil, Gas & Consumable Fuels—3.2%
Callon Petroleum Co. (a)	140,907	$1,513,341
Chesapeake Energy Corp. (a) (b)	573,075	3,002,913
CNX Resources Corp. (a)	123,261	2,191,581
Energen Corp. (a) (b)	61,234	4,459,060
Gulfport Energy Corp. (a)	98,229	1,234,739
Matador Resources Co. (a)	65,031	1,954,182
Murphy Oil Corp. (b)	102,229	3,452,273
Oasis Petroleum, Inc. (a)	167,519	2,172,721
PBF Energy, Inc. - Class A	70,536	2,957,574
QEP Resources, Inc. (a) (b)	149,399	1,831,632
Range Resources Corp.	142,547	2,384,811
SM Energy Co.	64,579	1,659,034
Southwestern Energy Co. (a)	320,862	1,700,569
World Fuel Services Corp.	42,553	868,507
WPX Energy, Inc. (a)	251,164	4,528,487

		35,911,424

Paper & Forest Products—0.4%
Domtar Corp.	39,489	1,885,205
Louisiana-Pacific Corp.	91,243	2,483,634

		4,368,839

Personal Products—0.4%
Edgewell Personal Care Co. (a) (b)	33,938	1,712,511
Nu Skin Enterprises, Inc. - Class A	34,952	2,732,897

		4,445,408

Pharmaceuticals—0.6%
Akorn, Inc. (a)	59,043	979,523
Catalent, Inc. (a)	83,822	3,511,304
Mallinckrodt plc (a)	52,218	974,388
Prestige Brands Holdings, Inc. (a) (b)	33,356	1,280,203

		6,745,418

Professional Services—0.6%
Dun & Bradstreet Corp. (The)	23,308	2,858,726
ManpowerGroup, Inc.	41,374	3,560,647

		6,419,373

Real Estate Management & Development—0.4%
Jones Lang LaSalle, Inc.	28,591	4,745,820

Road & Rail—1.8%
Avis Budget Group, Inc. (a)	44,942	1,460,615
Genesee & Wyoming, Inc. - Class A (a)	37,804	3,074,222
Knight-Swift Transportation Holdings, Inc.	80,691	3,083,203
Landstar System, Inc.	26,440	2,887,248
Old Dominion Freight Line, Inc.	42,880	6,387,405
Ryder System, Inc.	33,370	2,397,968
Werner Enterprises, Inc.	28,173	1,057,896

		20,348,557

Semiconductors & Semiconductor Equipment—2.7%
Cirrus Logic, Inc. (a)	38,325	1,468,997
Cree, Inc. (a)	63,169	2,625,935

Semiconductors & Semiconductor Equipment—(Continued)
Cypress Semiconductor Corp. (b)	225,312	3,510,361
First Solar, Inc. (a)	51,358	2,704,512
Integrated Device Technology, Inc. (a)	81,242	2,589,995
MKS Instruments, Inc.	34,368	3,289,018
Monolithic Power Systems, Inc.	24,394	3,260,746
Silicon Laboratories, Inc. (a)	27,171	2,706,232
Synaptics, Inc. (a)	21,754	1,095,749
Teradyne, Inc.	120,242	4,577,613
Versum Materials, Inc.	68,470	2,543,660

		30,372,818

Software—3.5%
ACI Worldwide, Inc. (a)	73,173	1,805,178
Blackbaud, Inc.	30,499	3,124,623
CDK Global, Inc. (b)	77,752	5,057,768
CommVault Systems, Inc. (a)	26,584	1,750,556
Fair Isaac Corp. (a)	18,755	3,625,717
Fortinet, Inc. (a)	90,858	5,672,265
Manhattan Associates, Inc. (a)	41,996	1,974,232
PTC, Inc. (a)	72,520	6,803,101
Tyler Technologies, Inc. (a) (b)	22,379	4,970,376
Ultimate Software Group, Inc. (The) (a)	18,279	4,703,369

		39,487,185

Specialty Retail—2.1%
Aaron’s, Inc.	38,906	1,690,466
American Eagle Outfitters, Inc.	105,451	2,451,736
AutoNation, Inc. (a)	37,112	1,802,901
Bed Bath & Beyond, Inc. (b)	88,016	1,753,719
Dick’s Sporting Goods, Inc. (b)	48,974	1,726,333
Five Below, Inc. (a)	34,956	3,415,551
Michaels Cos., Inc. (The) (a)	69,795	1,337,970
Murphy USA, Inc. (a)	19,424	1,443,009
Sally Beauty Holdings, Inc. (a) (b)	76,735	1,230,062
Signet Jewelers, Ltd.	37,085	2,067,489
Urban Outfitters, Inc. (a)	50,541	2,251,601
Williams-Sonoma, Inc. (b)	48,120	2,953,606

		24,124,443

Technology Hardware, Storage & Peripherals—0.2%
NCR Corp. (a)	74,351	2,229,043

Textiles, Apparel & Luxury Goods—0.7%
Carter’s, Inc.	29,502	3,197,722
Deckers Outdoor Corp. (a)	19,137	2,160,376
Skechers USA, Inc. - Class A (a)	85,350	2,561,353

		7,919,451

Thrifts & Mortgage Finance—0.5%
LendingTree, Inc. (a)	4,946	1,057,455
New York Community Bancorp, Inc. (b)	308,212	3,402,661
Washington Federal, Inc.	53,092	1,736,108

		6,196,224

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Trading Companies & Distributors—0.8%
GATX Corp. (b)	23,694	$1,758,805
MSC Industrial Direct Co., Inc. - Class A	28,822	2,445,547
NOW, Inc. (a)	67,966	905,987
Watsco, Inc.	20,139	3,590,381

		8,700,720

Water Utilities—0.3%
Aqua America, Inc. (b)	111,808	3,933,405

Wireless Telecommunication Services—0.1%
Telephone & Data Systems, Inc.	58,345	1,599,820

Total Common Stocks (Cost $793,009,503)		1,106,379,294

Mutual Fund—0.4%

Investment Company Security—0.4%
SPDR S&P MidCap 400 ETF Trust (Cost $4,547,801)	12,600	4,473,252

Short-Term Investments—1.3%

Discount Notes—0.4%
Federal Home Loan Bank 1.731%, 08/03/18 (c)	1,925,000	1,921,714
1.789%, 07/20/18 (c)	250,000	249,766
1.815%, 08/01/18 (c)	875,000	873,600
1.822%, 07/25/18 (c)	1,000,000	998,805
1.879%, 08/10/18 (c)	250,000	249,480
1.900%, 08/29/18 (c)	325,000	323,995

		4,617,360

U.S. Treasury—0.9%
U.S. Treasury Bills 1.598%, 07/12/18 (d)	1,000,000	999,534
1.708%, 07/19/18 (d)	1,775,000	1,773,544
1.846%, 08/23/18 (d)	4,725,000	4,712,553
1.898%, 09/13/18 (d)	2,600,000	2,590,088

		10,075,719

Total Short-Term Investments (Cost $14,692,409)		14,693,079

Securities Lending Reinvestments (e)—8.7%

Bank Note—0.4%
Bank of America N.A. 2.297%, 1M LIBOR + 0.250%, 11/13/18 (f)	4,000,000	4,000,000

Certificates of Deposit—5.2%
Banco Del Estado De Chile New York 2.455%, 3M LIBOR + 0.100%, 11/14/18 (f)	1,000,000	1,000,054
Bank of Montreal (Chicago) 2.383%, 3M LIBOR + 0.030%, 11/06/18 (f)	2,000,000	1,999,884
Bank of Nova Scotia 2.605%, 3M LIBOR + 0.280%, 03/20/19 (f)	2,000,000	2,002,800
Barclays Bank plc 2.430%, 08/01/18	5,500,000	5,501,633
BNP Paribas New York 2.471%, 1M LIBOR + 0.470%, 12/04/18 (f)	1,000,000	1,000,930
Canadian Imperial Bank of Commerce 2.473%, 3M LIBOR + 0.120%, 01/14/19 (f)	2,000,000	2,000,750
Citibank N.A. 2.376%, 1M LIBOR + 0.330%, 09/12/18 (f)	2,500,000	2,499,822
Commonwealth Bank of Australia 2.502%, 3M LIBOR + 0.140%, 04/23/19 (f)	1,250,000	1,249,811
Cooperative Rabobank UA 2.488%, 3M LIBOR + 0.140%, 10/16/18 (f)	2,500,000	2,501,945
Credit Agricole S.A. 2.376%, 1M LIBOR + 0.330%, 10/09/18 (f)	2,000,000	2,000,092
Credit Industriel et Commercial (NY) Zero Coupon, 07/24/18	1,987,990	1,997,200
Credit Suisse AG New York 2.437%, 3M LIBOR + 0.100%, 09/27/18 (f)	3,000,000	3,000,504
Industrial & Commercial Bank of China, Ltd. 2.450%, 08/15/18	2,500,000	2,499,897
KBC Bank NV 2.280%, 08/15/18	2,000,000	2,000,220
Mitsubishi UFJ Trust and Banking Corp. Zero Coupon, 08/13/18	3,975,708	3,989,720
Natixis New York 2.427%, 1M LIBOR + 0.370%, 02/14/19 (f)	3,000,000	3,001,269
2.548%, 3M LIBOR + 0.190%, 02/01/19 (f)	2,000,000	2,000,494
Norinchukin Bank New York 2.291%, 1M LIBOR + 0.200%, 07/23/18 (f)	500,000	499,959
2.301%, 1M LIBOR + 0.300%, 09/04/18 (f)	1,500,000	1,499,627
Royal Bank of Canada New York 2.525%, 1M LIBOR + 0.440%, 09/17/18 (f)	2,000,000	2,001,602
Societe Generale 2.256%, 1M LIBOR + 0.210%, 07/10/18 (f)	2,000,000	1,999,966
2.401%, 1M LIBOR + 0.400%, 10/02/18 (f)	2,000,000	1,999,800
Standard Chartered plc 2.250%, 08/21/18	1,500,000	1,500,230
Sumitomo Mitsui Banking Corp., New York 2.316%, 1M LIBOR + 0.270%, 09/10/18 (f)	2,500,000	2,500,220
Sumitomo Mitsui Trust Bank, Ltd. 2.408%, 1M LIBOR + 0.320%, 11/21/18 (f)	3,000,000	3,000,000
Wells Fargo Bank N.A. 2.502%, 3M LIBOR + 0.140%, 10/26/18 (f)	2,000,000	2,002,544
Westpac Banking Corp. 2.360%, FEDEFF PRV + 0.450%, 02/15/19 (f)	1,500,000	1,499,901

		58,750,874

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Securities Lending Reinvestments (d)—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper—1.7%
Canadian Imperial Bank of Commerce 2.485%, 1M LIBOR + 0.400%, 09/17/18 (f)	1,000,000	$1,000,439
ING Funding LLC 2.236%, 1M LIBOR + 0.190%, 08/10/18 (f)	2,500,000	2,499,977
2.350%, 1M LIBOR + 0.320%, 02/08/19 (f)	4,000,000	4,001,168
Sheffield Receivables Co. 2.490%, 11/26/18	986,928	989,633
Starbird Funding Corp. 2.300%, 08/10/18	1,988,756	1,995,010
Toyota Motor Credit Corp. 2.310%, 09/18/18	1,984,857	1,989,844
2.320%, 07/26/18	2,979,507	2,995,857
UBS AG 2.431%, 1M LIBOR + 0.430%, 02/01/19 (f)	4,000,000	3,999,232

		19,471,160

Repurchase Agreements—1.4%
Deutsche Bank AG, London Repurchase Agreement dated 01/09/18 at 2.300%, due on 07/02/18 with a maturity value of $33,535; collateralized by various Common Stock with an aggregate market value of $37,020.	33,166	33,166
Repurchase Agreement dated 09/12/17 at 2.440%, due on 08/06/18 with a maturity value of $2,044,462; collateralized by various Common Stock with an aggregate market value of $2,232,417.	2,000,000	2,000,000
ING Bank NV Repurchase Agreement dated 05/21/18 at 2.190%, due on 07/02/18 with a maturity value of $40,441; collateralized by various Common Stock with an aggregate market value of $44,864.	40,338	40,338
Macquarie Bank, Ltd., London Repurchase Agreement dated 06/29/18 at 2.000%, due on 07/02/18 with a maturity value of $230,573; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.875%, maturity dates ranging from 07/19/18 - 02/15/46, and an aggregate market value of $235,252.	230,535	230,535
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 2.460%, due on 10/01/18 with a maturity value of $4,192,700; collateralized by various Common Stock with an aggregate market value of $4,400,000.	4,000,000	4,000,000
Repurchase Agreement dated 08/01/17 at 2.460%, due on 10/01/18 with a maturity value of $1,029,110; collateralized by various Common Stock with an aggregate market value of $1,100,000.	1,000,000	1,000,000
NBC Global Finance Ltd. Repurchase Agreement dated 03/16/18 at 2.080%, due on 07/02/18 with a maturity value of $100,260; collateralized by various Common Stock with an aggregate market value of $110,886.	99,638	99,638
Repurchase Agreement dated 11/30/17 at 2.080%, due on 07/02/18 with a maturity value of $101,236; collateralized by various Common Stock with an aggregate market value of $111,289.	100,000	100,000

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
NBC Global Finance Ltd. Repurchase Agreement dated 04/23/18 at 2.110%, due on 07/06/18 with a maturity value of $3,013,012; collateralized by various Common Stock with an aggregate market value of $3,338,674.	3,000,000	$3,000,000
Repurchase Agreement dated 03/16/18 at 2.110%, due on 07/06/18 with a maturity value of $1,006,564; collateralized by various Common Stock with an aggregate market value of $1,112,891.	1,000,000	1,000,000
Societe Generale Repurchase Agreement dated 03/28/18 at 2.050%, due on 07/02/18 with a maturity value of $68,580; collateralized by various Common Stock with an aggregate market value of $75,904.	68,207	68,207
Repurchase Agreement dated 03/08/18 at 2.050%, due on 07/02/18 with a maturity value of $100,661; collateralized by various Common Stock with an aggregate market value of $111,285.	100,000	100,000
Repurchase Agreement dated 03/16/18 at 2.050%, due on 07/02/18 with a maturity value of $83,041; collateralized by various Common Stock with an aggregate market value of $91,847.	82,533	82,533
Repurchase Agreement dated 03/21/18 at 2.050%, due on 07/02/18 with a maturity value of $100,587; collateralized by various Common Stock with an aggregate market value of $111,285.	100,000	100,000
Repurchase Agreement dated 05/10/18 at 2.080%, due on 07/06/18 with a maturity value of $4,013,173; collateralized by various Common Stock with an aggregate market value of $4,451,408.	4,000,000	4,000,000

		15,854,417

Total Securities Lending Reinvestments (Cost $98,060,859)		98,076,451

Total Investments—108.6% (Cost $910,310,572)		1,223,622,076
Other assets and liabilities (net)—(8.6)%		(96,456,587)

Net Assets—100.0%		$1,127,165,489

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2018, the market value of securities loaned was $95,523,130 and the collateral received consisted of cash in the amount of $98,008,161. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2018 the market value of securities pledged was $2,752,100.
(d)	The rate shown represents current yield to maturity.
(e)	Represents investment of cash collateral received from securities on loan as of June 30, 2018.
(f)	Variable or floating rate security. The stated rate represents the rate at June 30, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Depreciation
S&P Midcap 400 Index E-Mini Futures	09/21/18	79	USD	15,453,190	$(154,020)

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate

Other Abbreviations

(REIT)—	Real Estate Investment Trust
(ETF)—	Exchange-Traded Fund

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2018:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,106,379,294	$—	$—	$1,106,379,294
Total Mutual Fund*	4,473,252	—	—	4,473,252
Total Short-Term Investments*	—	14,693,079	—	14,693,079
Total Securities Lending Reinvestments*	—	98,076,451	—	98,076,451
Total Investments	$1,110,852,546	$112,769,530	$—	$1,223,622,076

Collateral for Securities Loaned (Liability)	$—	$(98,008,161)	$—	$(98,008,161)
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(154,020)	$—	$—	$(154,020)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

Assets
Investments at value (a) (b)	$1,223,622,076
Cash	21,148
Receivable for:
Investments sold	8,709,862
Fund shares sold	50,388
Dividends	1,015,250
Variation margin on futures contracts	15,800

Total Assets	1,233,434,524
Liabilities
Collateral for securities loaned	98,008,161
Payables for:
Investments purchased	5,695,569
Fund shares redeemed	1,814,650
Accrued Expenses:
Management fees	232,634
Distribution and service fees	127,441
Deferred trustees’ fees	113,593
Other expenses	276,987

Total Liabilities	106,269,035

Net Assets	$1,127,165,489

Net Assets Consist of:
Paid in surplus	$746,374,929
Undistributed net investment income	6,405,516
Accumulated net realized gain	61,227,560
Unrealized appreciation on investments and futures contracts	313,157,484

Net Assets	$1,127,165,489

Net Assets
Class A	$532,577,291
Class B	408,668,321
Class E	38,139,666
Class G	147,780,211
Capital Shares Outstanding*
Class A	28,006,572
Class B	21,825,698
Class E	2,022,386
Class G	7,950,922
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$19.02
Class B	18.72
Class E	18.86
Class G	18.59

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $910,310,572.
(b)	Includes securities loaned at value of $95,523,130.

Statement of Operations

Six Months Ended June 30, 2018 (Unaudited)

Investment Income
Dividends (a)	$8,981,616
Interest	176,105
Securities lending income	300,326

Total investment income	9,458,047
Expenses
Management fees	1,417,700
Administration fees	17,974
Custodian and accounting fees	64,117
Distribution and service fees—Class B	518,846
Distribution and service fees—Class E	29,074
Distribution and service fees—Class G	219,190
Audit and tax services	21,770
Legal	21,433
Trustees’ fees and expenses	20,718
Shareholder reporting	96,626
Insurance	3,521
Miscellaneous	61,421

Total expenses	2,492,390
Less management fee waiver	(19,516)

Net expenses	2,472,874

Net Investment Income	6,985,173

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	63,338,022
Futures contracts	900,498

Net realized gain	64,238,520

Net change in unrealized depreciation on:
Investments	(33,926,866)
Futures contracts	(335,833)

Net change in unrealized depreciation	(34,262,699)

Net realized and unrealized gain	29,975,821

Net Increase in Net Assets From Operations	$36,960,994

(a)	Net of foreign withholding taxes of $4,573.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$6,985,173	$12,504,559
Net realized gain	64,238,520	91,129,049
Net change in unrealized appreciation (depreciation)	(34,262,699)	61,164,045

Increase in net assets from operations	36,960,994	164,797,653

From Distributions to Shareholders
Net investment income
Class A	(6,587,503)	(7,049,030)
Class B	(4,118,932)	(4,872,736)
Class E	(417,724)	(484,668)
Class G	(1,437,985)	(1,663,693)
Net realized capital gains
Class A	(43,113,543)	(32,132,259)
Class B	(33,795,334)	(26,576,624)
Class E	(3,122,720)	(2,460,772)
Class G	(12,215,608)	(9,113,829)

Total distributions	(104,809,349)	(84,353,611)

Increase in net assets from capital share transactions	32,933,094	5,767,226

Total increase (decrease) in net assets	(34,915,261)	86,211,268

Net Assets
Beginning of period	1,162,080,750	1,075,869,482

End of period	$1,127,165,489	$1,162,080,750

Undistributed net investment income
End of period	$6,405,516	$11,982,487

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	620,920	$12,670,426	3,333,449	$62,740,951
Reinvestments	2,563,231	49,701,046	2,113,338	39,181,289
Redemptions	(2,115,576)	(43,166,359)	(4,666,967)	(88,550,204)

Net increase	1,068,575	$19,205,113	779,820	$13,372,036

Class B
Sales	198,976	$3,984,061	760,758	$14,432,396
Reinvestments	1,986,080	37,914,266	1,720,424	31,449,360
Redemptions	(1,780,878)	(35,627,977)	(3,035,028)	(57,912,482)

Net increase (decrease)	404,178	$6,270,350	(553,846)	$(12,030,726)

Class E
Sales	30,297	$612,098	67,080	$1,286,199
Reinvestments	184,110	3,540,444	160,078	2,945,440
Redemptions	(187,174)	(3,779,720)	(325,322)	(6,259,722)

Net increase (decrease)	27,233	$372,822	(98,164)	$(2,028,083)

Class G
Sales	434,114	$8,698,705	1,097,750	$20,684,599
Reinvestments	720,506	13,653,593	593,149	10,777,522
Redemptions	(768,014)	(15,267,489)	(1,319,461)	(25,008,122)

Net increase	386,606	$7,084,809	371,438	$6,453,999

Increase derived from capital shares transactions		$32,933,094		$5,767,226

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$20.24		$18.89	$17.23	$19.01	$18.45	$14.47

Income (Loss) from Investment Operations
Net investment income (a)	0.14		0.24	0.27	0.24	0.24	0.18
Net realized and unrealized gain (loss) on investments	0.58		2.63	3.04	(0.57)	1.41	4.46

Total from investment operations	0.72		2.87	3.31	(0.33)	1.65	4.64

Less Distributions
Distributions from net investment income	(0.26)		(0.27)	(0.24)	(0.23)	(0.20)	(0.19)
Distributions from net realized capital gains	(1.68)		(1.25)	(1.41)	(1.22)	(0.89)	(0.47)

Total distributions	(1.94)		(1.52)	(1.65)	(1.45)	(1.09)	(0.66)

Net Asset Value, End of Period	$19.02		$20.24	$18.89	$17.23	$19.01	$18.45

Total Return (%) (b)	3.37	(c)	15.95	20.43	(2.35)	9.49	33.15

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.30	(d)	0.30	0.30	0.30	0.30	0.30
Net ratio of expenses to average net assets (%) (e)	0.30	(d)	0.29	0.29	0.29	0.30	0.30
Ratio of net investment income to average net assets (%)	1.37	(d)	1.26	1.53	1.30	1.33	1.09
Portfolio turnover rate (%)	13	(c)	23	28	25	17	16
Net assets, end of period (in millions)	$532.6		$545.3	$494.1	$411.5	$399.6	$370.0

	Class B
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$19.93		$18.63	$17.01	$18.79	$18.25	$14.32

Income (Loss) from Investment Operations
Net investment income (a)	0.11		0.19	0.22	0.19	0.19	0.14
Net realized and unrealized gain (loss) on investments	0.57		2.59	3.00	(0.57)	1.39	4.42

Total from investment operations	0.68		2.78	3.22	(0.38)	1.58	4.56

Less Distributions
Distributions from net investment income	(0.21)		(0.23)	(0.19)	(0.18)	(0.15)	(0.16)
Distributions from net realized capital gains	(1.68)		(1.25)	(1.41)	(1.22)	(0.89)	(0.47)

Total distributions	(1.89)		(1.48)	(1.60)	(1.40)	(1.04)	(0.63)

Net Asset Value, End of Period	$18.72		$19.93	$18.63	$17.01	$18.79	$18.25

Total Return (%) (b)	3.21	(c)	15.63	20.14	(2.62)	9.23	32.83

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.55	(d)	0.55	0.55	0.55	0.55	0.55
Net ratio of expenses to average net assets (%) (e)	0.55	(d)	0.54	0.54	0.54	0.55	0.55
Ratio of net investment income to average net assets (%)	1.12	(d)	1.01	1.28	1.04	1.08	0.83
Portfolio turnover rate (%)	13	(c)	23	28	25	17	16
Net assets, end of period (in millions)	$408.7		$427.0	$409.3	$374.7	$404.0	$388.4

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$20.07		$18.75	$17.10	$18.89	$18.33	$14.38

Income (Loss) from Investment Operations
Net investment income (a)	0.12		0.21	0.24	0.21	0.21	0.15
Net realized and unrealized gain (loss) on investments	0.58		2.61	3.03	(0.59)	1.41	4.44

Total from investment operations	0.70		2.82	3.27	(0.38)	1.62	4.59

Less Distributions
Distributions from net investment income	(0.23)		(0.25)	(0.21)	(0.19)	(0.17)	(0.17)
Distributions from net realized capital gains	(1.68)		(1.25)	(1.41)	(1.22)	(0.89)	(0.47)

Total distributions	(1.91)		(1.50)	(1.62)	(1.41)	(1.06)	(0.64)

Net Asset Value, End of Period	$18.86		$20.07	$18.75	$17.10	$18.89	$18.33

Total Return (%) (b)	3.29	(c)	15.80	20.26	(2.58)	9.39	32.95

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.45	(d)	0.45	0.45	0.45	0.45	0.45
Net ratio of expenses to average net assets (%) (e)	0.45	(d)	0.44	0.44	0.44	0.45	0.45
Ratio of net investment income to average net assets (%)	1.22	(d)	1.11	1.38	1.13	1.17	0.93
Portfolio turnover rate (%)	13	(c)	23	28	25	17	16
Net assets, end of period (in millions)	$38.1		$40.0	$39.2	$36.7	$42.4	$45.0

	Class G
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$19.80		$18.52	$16.92	$18.70	$18.16	$14.26

Income (Loss) from Investment Operations
Net investment income (a)	0.11		0.18	0.21	0.18	0.18	0.13
Net realized and unrealized gain (loss) on investments	0.56		2.58	2.98	(0.57)	1.39	4.40

Total from investment operations	0.67		2.76	3.19	(0.39)	1.57	4.53

Less Distributions
Distributions from net investment income	(0.20)		(0.23)	(0.18)	(0.17)	(0.14)	(0.16)
Distributions from net realized capital gains	(1.68)		(1.25)	(1.41)	(1.22)	(0.89)	(0.47)

Total distributions	(1.88)		(1.48)	(1.59)	(1.39)	(1.03)	(0.63)

Net Asset Value, End of Period	$18.59		$19.80	$18.52	$16.92	$18.70	$18.16

Total Return (%) (b)	3.20	(c)	15.60	20.08	(2.68)	9.21	32.75

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.60	(d)	0.60	0.60	0.60	0.60	0.60
Net ratio of expenses to average net assets (%) (e)	0.60	(d)	0.59	0.59	0.59	0.60	0.60
Ratio of net investment income to average net assets (%)	1.07	(d)	0.96	1.24	1.00	1.02	0.79
Portfolio turnover rate (%)	13	(c)	23	28	25	17	16
Net assets, end of period (in millions)	$147.8		$149.8	$133.2	$104.0	$105.2	$103.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2018 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MetLife Mid Cap Stock Index Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered and offers four classes of shares: Class A, B, E and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820-Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-16

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to adjustments to prior period accumulated balances and real estate investment trust (“REIT”) adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its

BHFTII-17

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2018, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $15,854,417. The value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2018, with a contractual maturity of overnight and continuous.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial

BHFTII-18

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2018 by category of risk exposure:

	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized depreciation on futures contracts (a)	$154,020

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2018:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$900,498

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$(335,833)

For the six months ended June 30, 2018, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$11,467

‡	Averages are based on activity levels during the period.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

BHFTII-19

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2018 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$147,090,305	$0	$202,045,102

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the six months ended June 30, 2018 were $1,417,700.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with MetLife Investment Advisors, LLC (“MIA”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, Brighthouse Investment Advisers has agreed to pay MIA an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.030%	On the first $500 million
0.020%	On the next $500 million
0.010%	On amounts over $1 billion

Fees earned by MIA with respect to the Portfolio for the six months ended June 30, 2018 were $131,092.

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical expense agreement was in place for the period May 1, 2017 to April 30, 2018. Amounts waived for the six months ended June 30, 2018 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

BHFTII-20

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, B, E, and G Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E, and G Shares. Under the Distribution and Service Plan, the Class B, E, and G Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E, and G Shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares, 0.15% per year for Class E Shares, and 0.30% per year for Class G Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2018 was as follows:

Cost basis of investments	$912,995,908

Gross unrealized appreciation	356,356,354
Gross unrealized depreciation	(45,884,206)

Net unrealized appreciation (depreciation)	$310,472,148

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$15,139,291	$11,053,120	$69,214,320	$74,642,237	$84,353,611	$85,695,357

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$17,163,517	$87,039,116	$344,553,034	$—	$448,755,667

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

BHFTII-21

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Managed by MetLife Investment Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2018, the Class A, B, E, and G shares of the MetLife MSCI EAFE Index Portfolio returned -2.72%, -2.82%, -2.76%, and -2.80%, respectively. The Portfolio’s benchmark, the MSCI EAFE Index1, returned -2.75%.

MARKET ENVIRONMENT / CONDITIONS

During the first six months of 2018, equity markets rallied on optimism about the impact of U.S. tax reform, better than expected macroeconomic data and the strength of corporate earnings. Companies that reported better than expected earnings include Apple, Disney, Celgene, and Occidental Petroleum. During the first quarter, equity markets declined as the 10-year Treasury yield reached its highest level since 2014, driven by a more hawkish Federal Reserve (the “Fed”) and higher than expected wage growth. Other factors that weighed on the equity markets included President Trump’s plan to impose tariffs on steel and aluminum imports and the Fed Chair Powell hinting at the possibility of four rate hikes this year during his Congressional testimony. During the second quarter, equity markets rallied as trade negotiations eased concerns of a global trade war and leaders of North and South Korea met for the first time since 2007. However, equity investors still had issues to be concerned about including unrest in the Middle East, political uncertainty in Italy and the U.S. withdrawal from the Iran nuclear deal.

The U.S. dollar strengthened during the six-month period, which negatively impacted the U.S. investors’ MSCI EAFE Index return versus the local currency return by approximately 1.8%.

Six of the twenty-one countries comprising the MSCI EAFE Index experienced positive returns for the year. Finland (0.9% beginning weight in the benchmark), up 11.0%, was the best-performing country and had the largest positive impact on the benchmark return. Norway (0.7% beginning weight), up 5.8%, and Portugal (0.1% beginning weight), up 5.3%, were the next best-performing countries. Austria (0.3% beginning weight), down 8.3%, and Denmark (1.8% beginning weight), down 7.9%, were the worst-performing countries.

The stocks in the MSCI EAFE Index with the largest positive impact on the benchmark return for the year were CSL, up 29.6%; Total S.A, up 13.0%; and BP, up 11.1%. The stocks with the largest negative impact were British American Tobacco, down 23.6%; Mitsubishi UFJ Financial Group, down 21.2%; and Nestle, down 7.1%.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Portfolio is managed utilizing a stratified sampling strategy versus the MSCI EAFE Index. This strategy seeks to replicate the performance of the Index by owning a subset of Index constituents and neutralizing exposures across countries. The Portfolio is periodically rebalanced for compositional changes in the MSCI EAFE Index. Factors that impact tracking error include sampling, fair value pricing, transaction costs, cash drag, securities lending, NAV rounding, contributions, and withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-1

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EAFE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2018

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
MetLife MSCI EAFE Index Portfolio
Class A	-2.72	6.34	6.23	2.68	—
Class B	-2.82	6.03	5.95	2.43	—
Class E	-2.76	6.20	6.08	2.53	—
Class G	-2.80	6.04	5.92	—	8.62
MSCI EAFE Index	-2.75	6.84	6.44	2.84	—

1 The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

2 Inception dates of the Class A, Class B, Class E and Class G shares are 11/9/98, 1/2/01, 5/1/01 and 4/28/09, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2018

Top Holdings

% of Net Assets
iShares MSCI EAFE ETF	2.0
Nestle S.A.	1.6
HSBC Holdings plc	1.3
Novartis AG	1.1
Royal Dutch Shell plc- A Shares	1.1
Roche Holding AG	1.0
BP plc	1.0
Toyota Motor Corp.	1.0
Total S.A.	1.0
Royal Dutch Shell plc- B Shares	0.9

Top Countries

% of Net Assets
Japan	23.1
United Kingdom	14.3
France	10.3
Germany	9.2
Switzerland	8.1
Australia	7.4
Netherlands	4.6
United States	3.9
Hong Kong	3.2
Spain	2.9

BHFTII-2

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2018 through June 30, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife MSCI EAFE Index Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period** January 1, 2018 to June 30, 2018
Class A (a)	Actual	0.37%	$1,000.00	$972.80	$1.81
	Hypothetical*	0.37%	$1,000.00	$1,022.96	$1.86

Class B (a)	Actual	0.62%	$1,000.00	$971.80	$3.03
	Hypothetical*	0.62%	$1,000.00	$1,021.72	$3.11

Class E (a)	Actual	0.52%	$1,000.00	$972.40	$2.54
	Hypothetical*	0.52%	$1,000.00	$1,022.22	$2.61

Class G (a)	Actual	0.67%	$1,000.00	$972.00	$3.28
	Hypothetical*	0.67%	$1,000.00	$1,021.47	$3.36

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—95.6% of Net Assets

Security Description	Shares	Value

Australia—7.4%
AGL Energy, Ltd.	45,920	$764,114
Alumina, Ltd.	191,453	395,677
Amcor, Ltd.	83,280	888,063
AMP, Ltd.	197,480	519,023
APA Group	80,604	586,257
Aristocrat Leisure, Ltd.	41,217	939,626
ASX, Ltd.	14,426	688,994
Aurizon Holdings, Ltd.	157,842	506,654
AusNet Services	135,720	161,520
Australia & New Zealand Banking Group, Ltd.	210,073	4,402,309
Bank of Queensland, Ltd.	24,917	187,423
Bendigo & Adelaide Bank, Ltd.	35,779	288,291
BGP Holdings plc (a)(b)(c)	713,624	0
BHP Billiton plc	154,705	3,463,326
BHP Billiton, Ltd.	234,635	5,869,844
BlueScope Steel, Ltd.	45,759	582,335
Boral, Ltd.	86,560	417,032
Brambles, Ltd.	109,798	721,423
Caltex Australia, Ltd.	18,604	448,588
Challenger, Ltd.	44,035	386,537
CIMIC Group, Ltd.	8,428	263,224
Coca-Cola Amatil, Ltd.	42,510	288,799
Cochlear, Ltd.	4,099	608,447
Commonwealth Bank of Australia	127,215	6,877,370
Computershare, Ltd.	28,910	395,052
Crown Resorts, Ltd.	29,464	294,598
CSL, Ltd.	32,919	4,698,523
Dexus (REIT)	77,269	556,259
Domino’s Pizza Enterprises, Ltd.	4,557	175,717
Flight Centre Travel Group, Ltd.	4,135	194,363
Fortescue Metals Group, Ltd.	125,869	407,659
Goodman Group (REIT)	118,280	842,916
GPT Group (The) (REIT)	140,241	526,137
Healthscope, Ltd.	130,293	212,754
Incitec Pivot, Ltd.	131,085	352,986
Insurance Australia Group, Ltd.	184,566	1,167,440
Lend Lease Group (REIT)	39,184	575,436
Macquarie Group, Ltd.	23,361	2,143,638
Medibank Private, Ltd.	199,900	432,100
Mirvac Group (REIT)	272,935	438,791
National Australia Bank, Ltd.	198,109	4,026,040
Newcrest Mining, Ltd.	51,539	834,086
Oil Search, Ltd.	104,563	689,767
Orica, Ltd.	26,176	343,978
Origin Energy, Ltd. (d)	119,590	890,558
QBE Insurance Group, Ltd.	110,125	794,956
Ramsay Health Care, Ltd.	10,616	424,119
REA Group, Ltd.	4,158	279,955
Rio Tinto plc	87,914	4,850,546
Rio Tinto, Ltd.	31,207	1,934,245
Santos, Ltd. (d)	145,305	676,196
Scentre Group (REIT)	367,395	1,194,998
Seek, Ltd.	22,233	359,886
Sonic Healthcare, Ltd.	32,696	593,725
South32, Ltd.	363,229	976,650
Stockland (REIT)	162,137	477,083
Suncorp Group, Ltd.	95,658	1,034,067

Australia—(Continued)
Sydney Airport	80,467	425,510
Tabcorp Holdings, Ltd.	153,298	506,586
Telstra Corp., Ltd.	309,539	598,711
Transurban Group	155,536	1,379,023
Treasury Wine Estates, Ltd.	53,467	689,398
Vicinity Centres (REIT)	252,185	483,126
Wesfarmers, Ltd.	80,874	2,961,198
Westpac Banking Corp.	248,548	5,407,211
Woodside Petroleum, Ltd.	65,682	1,725,696
Woolworths Group, Ltd.	97,245	2,199,218

		80,425,777

Austria—0.2%
Andritz AG	5,828	309,190
Erste Group Bank AG (d)	20,408	850,584
OMV AG	9,828	556,641
Raiffeisen Bank International AG	9,390	287,572
Voestalpine AG	9,525	438,126

		2,442,113

Belgium—1.0%
Ageas	12,505	630,380
Anheuser-Busch InBev S.A.	55,258	5,573,183
Colruyt S.A.	4,373	249,336
Groupe Bruxelles Lambert S.A.	5,864	617,783
KBC Group NV	17,769	1,369,425
Proximus SADP	11,920	268,798
Solvay S.A.	5,735	721,808
Telenet Group Holding NV (d)	4,184	194,979
UCB S.A.	9,619	753,881
Umicore S.A.	15,189	867,411

		11,246,984

Chile—0.0%
Antofagasta plc	26,957	350,331

China—0.1%
BOC Hong Kong Holdings, Ltd.	258,465	1,211,869
Minth Group, Ltd.	54,000	226,236

		1,438,105

Denmark—1.6%
AP Moller - Maersk A/S - Class A	274	324,491
AP Moller - Maersk A/S - Class B	493	613,019
Carlsberg A/S - Class B	7,850	924,069
Chr Hansen Holding A/S	7,473	689,321
Coloplast A/S - Class B	8,619	860,684
Danske Bank A/S	53,890	1,683,918
DSV A/S	14,050	1,133,776
Genmab A/S (d)	4,236	653,175
H Lundbeck A/S	5,421	380,549
ISS A/S	12,164	417,643
Novo Nordisk A/S - Class B	128,576	5,937,382
Novozymes A/S - B Shares	16,399	830,110
Orsted A/S (e)	14,039	850,276

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Denmark—(Continued)
Pandora A/S	7,708	$538,577
Tryg A/S	8,735	204,928
Vestas Wind Systems A/S	15,474	956,388
William Demant Holding A/S (d)	5,311	213,542

		17,211,848

Finland—1.0%
Elisa Oyj	9,227	427,200
Fortum Oyj	30,377	724,413
Kone Oyj - Class B	26,344	1,341,227
Metso Oyj	7,511	251,349
Neste Oyj	9,073	709,244
Nokia Oyj	432,039	2,477,946
Nokian Renkaat Oyj	7,495	295,354
Orion Oyj - Class B	8,084	217,415
Sampo Oyj - A Shares	32,484	1,583,711
Stora Enso Oyj - R Shares	40,497	791,007
UPM-Kymmene Oyj	37,640	1,343,761
Wartsila Oyj Abp	31,392	616,053

		10,778,680

France—10.3%
Accor S.A.	13,973	684,333
Aeroports de Paris	2,209	499,001
Air Liquide S.A.	30,993	3,891,429
Airbus SE	42,287	4,941,385
Alstom S.A.	9,907	454,880
Amundi S.A.	4,463	308,564
Arkema S.A.	5,073	599,291
Atos SE	7,084	965,120
AXA S.A.	140,288	3,436,213
BioMerieux	3,058	274,193
BNP Paribas S.A.	81,356	5,041,736
Bollore S.A.	61,600	286,241
Bouygues S.A.	14,921	642,197
Bureau Veritas S.A.	19,643	523,679
Capgemini SE	11,166	1,498,516
Carrefour S.A.	42,889	691,994
Casino Guichard Perrachon S.A. (e)	4,364	169,108
Cie de St-Gobain	37,286	1,662,507
Cie Generale des Etablissements Michelin	12,172	1,479,864
CNP Assurances	10,520	238,994
Covivio	3,163	328,868
Credit Agricole S.A.	81,608	1,087,677
Danone S.A.	44,560	3,265,854
Dassault Aviation S.A.	183	348,147
Dassault Systemes SE	9,434	1,319,865
Edenred	17,136	540,683
Eiffage S.A.	5,760	626,007
Electricite de France S.A.	42,972	588,927
Engie S.A.	134,009	2,050,420
Essilor International Cie Generale d’Optique S.A.	15,153	2,137,512
Eurazeo S.A. (e)	2,731	206,877
Eutelsat Communications S.A.	14,990	310,378
Faurecia S.A.	5,604	398,698
Gecina S.A. (REIT)	3,720	621,888

France—(Continued)
Getlink SE	32,808	449,708
Hermes International	2,306	1,409,128
ICADE (REIT)	2,561	240,027
Iliad S.A.	1,762	278,152
Imerys S.A.	2,253	181,483
Ingenico Group S.A.	4,093	367,252
Ipsen S.A.	2,947	461,792
JCDecaux S.A.	4,706	157,264
Kering S.A.	5,564	3,137,739
Klepierre S.A. (REIT)	16,658	626,444
L’Oreal S.A.	18,104	4,465,772
Legrand S.A.	18,736	1,372,008
LVMH Moet Hennessy Louis Vuitton SE	20,298	6,745,994
Natixis S.A.	61,192	433,166
Orange S.A.	146,174	2,444,620
Pernod-Ricard S.A. (e)	15,201	2,480,500
Peugeot S.A.	40,345	919,801
Publicis Groupe S.A.	15,420	1,059,409
Remy Cointreau S.A.	1,860	240,745
Renault S.A. (e)	14,189	1,204,106
Rexel S.A.	20,752	298,124
Safran S.A.	24,628	2,986,923
Sanofi	82,145	6,576,147
Schneider Electric SE	38,681	3,216,743
SCOR SE	11,686	433,401
SEB S.A.	1,809	315,378
Societe BIC S.A.	2,149	199,150
Societe Generale S.A.	55,187	2,323,308
Sodexo S.A.	6,778	677,010
Suez	28,840	373,859
Teleperformance SE	4,265	753,156
Thales S.A.	7,807	1,004,934
Total S.A.	174,203	10,591,254
UBISOFT Entertainment S.A. (d)	5,696	623,082
Unibail-Rodamco-Westfield	7,391	1,627,067
Unibail-Rodamco-Westfield (d)	2,536	558,279
Valeo S.A.	18,217	994,125
Veolia Environnement S.A.	38,959	833,297
Vinci S.A.	37,291	3,580,851
Vivendi S.A.	76,316	1,866,582
Wendel S.A.	2,267	311,919

		110,940,745

Germany—8.7%
1&1 Drillisch AG	3,915	222,751
adidas AG	13,435	2,933,262
Allianz SE	32,433	6,700,470
Axel Springer SE	3,006	217,344
BASF SE	66,273	6,334,027
Bayer AG	65,211	7,183,187
Bayerische Motoren Werke AG	23,596	2,139,773
Beiersdorf AG	7,090	804,956
Brenntag AG	11,405	635,095
Commerzbank AG (d)	77,199	739,523
Continental AG	8,198	1,873,381
Covestro AG	13,863	1,235,853

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Germany—(Continued)
Daimler AG	66,196	$4,257,791
Delivery Hero AG (d)	6,695	356,233
Deutsche Bank AG	146,810	1,587,383
Deutsche Boerse AG	14,033	1,869,307
Deutsche Lufthansa AG	17,782	427,522
Deutsche Post AG	69,709	2,275,534
Deutsche Telekom AG (d)	241,713	3,750,419
Deutsche Wohnen SE	24,681	1,191,771
E.ON SE	159,780	1,706,593
Evonik Industries AG	13,109	448,665
Fraport AG Frankfurt Airport Services Worldwide	3,260	314,310
Fresenius Medical Care AG & Co. KGaA	15,649	1,579,327
Fresenius SE & Co. KGaA	30,614	2,457,667
GEA Group AG	14,300	481,913
Hannover Rueck SE	4,145	516,674
HeidelbergCement AG	10,444	878,977
Henkel AG & Co. KGaA	7,933	882,434
HOCHTIEF AG	1,646	297,338
Hugo Boss AG	4,934	447,374
Infineon Technologies AG	84,354	2,149,158
Innogy SE	11,200	479,639
K&S AG	14,121	348,416
KION Group AG	5,441	390,893
LANXESS AG	5,571	434,058
Linde AG	13,532	3,228,491
MAN SE	3,022	341,903
Merck KGaA	9,421	919,611
METRO AG	15,747	194,532
MTU Aero Engines AG	3,839	737,183
Muenchener Rueckversicherungs-Gesellschaft AG	11,285	2,391,038
OSRAM Licht AG	7,381	301,411
ProSiebenSat.1 Media SE	14,779	374,652
Puma SE	141	82,310
Puma SE	463	270,828
RWE AG	39,146	892,032
SAP SE	71,302	8,235,546
Siemens AG	55,353	7,313,290
Siemens Healthineers AG (d)	10,900	449,834
Symrise AG	8,745	766,456
Telefonica Deutschland Holding AG	58,800	231,691
ThyssenKrupp AG	31,577	768,100
TUI AG	30,068	659,800
Uniper SE	14,858	442,845
United Internet AG	8,781	502,675
Volkswagen AG	2,495	412,548
Vonovia SE	35,809	1,703,446
Wirecard AG	8,665	1,394,494
Zalando SE (d)	8,719	486,878

		93,650,612

Hong Kong—3.2%
AIA Group, Ltd.	879,000	7,609,855
ASM Pacific Technology, Ltd.	19,600	246,134
Bank of East Asia, Ltd. (The)	103,920	413,487
CK Asset Holdings, Ltd.	188,440	1,488,933
CK Hutchison Holdings, Ltd.	201,440	2,126,028

Hong Kong—(Continued)
CK Infrastructure Holdings, Ltd.	39,000	288,686
CLP Holdings, Ltd.	116,377	1,248,641
Dairy Farm International Holdings, Ltd.	24,600	216,319
Galaxy Entertainment Group, Ltd.	173,000	1,327,891
Hang Lung Group, Ltd.	74,000	207,125
Hang Lung Properties, Ltd.	162,000	332,720
Hang Seng Bank, Ltd.	54,400	1,353,860
Henderson Land Development Co., Ltd.	91,192	479,980
HK Electric Investments & HK Electric Investments, Ltd.	197,500	188,728
HKT Trust & HKT, Ltd.	277,980	355,872
Hong Kong & China Gas Co., Ltd.	693,469	1,323,344
Hong Kong Exchanges and Clearing, Ltd.	84,300	2,525,972
Hongkong Land Holdings, Ltd.	75,000	536,562
Hysan Development Co., Ltd.	45,000	250,439
Jardine Matheson Holdings, Ltd.	16,900	1,065,023
Jardine Strategic Holdings, Ltd.	14,600	531,894
Kerry Properties, Ltd.	57,500	274,716
Li & Fung, Ltd.	439,600	160,497
Link REIT (REIT)	162,641	1,478,684
Melco Resorts & Entertainment, Ltd. (ADR)	19,800	554,400
MTR Corp., Ltd.	110,500	608,839
New World Development Co., Ltd.	463,707	648,035
NWS Holdings, Ltd.	99,000	171,038
PCCW, Ltd.	316,000	177,820
Power Assets Holdings, Ltd.	107,549	751,834
Shangri-La Asia, Ltd.	98,000	183,421
Sino Land Co., Ltd.	247,600	401,592
SJM Holdings, Ltd.	144,000	178,925
Sun Hung Kai Properties, Ltd.	116,250	1,744,203
Swire Pacific, Ltd. - Class A	36,817	389,014
Swire Properties, Ltd.	83,600	308,983
Techtronic Industries Co., Ltd.	95,000	527,518
WH Group, Ltd.	654,000	528,768
Wharf Holdings, Ltd. (The)	87,976	281,801
Wharf Real Estate Investment Co., Ltd.	87,976	624,751
Wheelock & Co., Ltd.	68,000	472,667
Yue Yuen Industrial Holdings, Ltd.	50,500	141,727

		34,726,726

Ireland—0.6%
AerCap Holdings NV (d)	10,200	552,330
AIB Group plc	60,112	325,828
Bank of Ireland Group plc	80,170	624,755
CRH plc	63,163	2,231,796
James Hardie Industries plc	31,140	523,306
Kerry Group plc - Class A	11,539	1,204,916
Paddy Power Betfair plc	6,200	695,153
Smurfit Kappa Group plc	16,402	659,837

		6,817,921

Israel—0.5%
Azrieli Group, Ltd.	3,090	153,492
Bank Hapoalim B.M.	79,475	538,867
Bank Leumi Le-Israel B.M.	109,068	645,581
Bezeq The Israeli Telecommunication Corp., Ltd.	160,513	180,708
Check Point Software Technologies, Ltd. (d)	8,500	830,280

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Israel—(Continued)
Elbit Systems, Ltd.	1,987	$233,871
Frutarom Industries, Ltd.	3,269	321,296
Israel Chemicals, Ltd.	54,463	249,527
Mizrahi Tefahot Bank, Ltd.	11,922	219,269
Nice, Ltd. (d)	4,746	492,264
Teva Pharmaceutical Industries, Ltd. (ADR)	70,353	1,710,985

		5,576,140

Italy—2.0%
Assicurazioni Generali S.p.A.	93,308	1,562,059
Atlantia S.p.A.	36,067	1,064,688
Davide Campari-Milano S.p.A.	42,874	352,279
Enel S.p.A.	602,326	3,336,252
Eni S.p.A.	184,398	3,423,000
Ferrari NV	8,377	1,136,662
Intesa Sanpaolo S.p.A.	969,775	2,806,431
Intesa Sanpaolo S.p.A. - Risparmio Shares	65,400	197,733
Leonardo S.p.A.	28,782	284,128
Luxottica Group S.p.A.	13,581	875,499
Mediobanca S.p.A.	44,816	415,220
Moncler S.p.A.	13,024	592,313
Pirelli & C S.p.A. (d)	29,117	242,796
Poste Italiane S.p.A.	41,357	345,221
Prysmian S.p.A.	14,296	355,138
Recordati S.p.A.	8,194	325,068
Snam S.p.A.	162,854	678,281
Telecom Italia S.p.A. (d)	826,906	613,513
Telecom Italia S.p.A. - Risparmio Shares	437,140	284,794
Terna Rete Elettrica Nazionale S.p.A.	92,957	501,492
UniCredit S.p.A.	142,434	2,368,389

		21,760,956

Japan—23.1%
ABC-Mart, Inc.	2,500	136,615
Aeon Co., Ltd.	41,500	886,965
AEON Financial Service Co., Ltd.	8,400	178,253
Air Water, Inc.	10,000	183,260
Aisin Seiki Co., Ltd.	10,600	482,347
Ajinomoto Co., Inc.	31,900	602,118
Alfresa Holdings Corp.	15,300	359,112
Alps Electric Co., Ltd.	13,100	335,857
Amada Holdings Co., Ltd.	27,000	258,949
ANA Holdings, Inc.	8,400	308,005
Aozora Bank, Ltd.	9,600	364,896
Asahi Glass Co., Ltd.	12,600	489,797
Asahi Group Holdings, Ltd.	27,300	1,396,275
Asahi Kasei Corp.	97,000	1,230,636
Asics Corp.	11,000	185,622
Astellas Pharma, Inc.	141,100	2,148,635
Bandai Namco Holdings, Inc.	16,000	658,984
Bank of Kyoto, Ltd. (The)	4,400	203,341
Benesse Holdings, Inc.	5,400	191,356
Bridgestone Corp.	44,400	1,733,990
Brother Industries, Ltd.	16,400	323,249
Calbee, Inc. (e)	5,500	206,690
Canon, Inc.	72,900	2,386,625

Japan—(Continued)
Casio Computer Co., Ltd.	16,900	274,499
Central Japan Railway Co.	10,800	2,238,218
Chiba Bank, Ltd. (The)	49,000	345,089
Chubu Electric Power Co., Inc.	45,700	684,663
Chugai Pharmaceutical Co., Ltd.	16,800	879,558
Chugoku Electric Power Co., Inc. (The)	23,700	306,158
Coca-Cola Bottlers Japan Holdings, Inc.	9,900	395,116
Concordia Financial Group, Ltd.	83,000	421,698
Credit Saison Co., Ltd.	10,500	164,974
CyberAgent, Inc.	7,400	443,973
Dai Nippon Printing Co., Ltd.	20,000	446,853
Dai-ichi Life Holdings, Inc.	75,800	1,347,667
Daicel Corp.	22,000	243,026
Daifuku Co., Ltd.	7,400	323,346
Daiichi Sankyo Co., Ltd.	42,100	1,609,731
Daikin Industries, Ltd.	18,200	2,175,774
Daito Trust Construction Co., Ltd.	5,200	844,691
Daiwa House Industry Co., Ltd.	42,500	1,446,409
Daiwa House REIT Investment Co. (REIT)	110	260,897
Daiwa Securities Group, Inc.	118,000	684,341
DeNA Co., Ltd.	7,900	147,972
Denso Corp.	31,000	1,507,359
Dentsu, Inc.	16,600	785,455
Disco Corp.	2,300	391,455
Don Quijote Holdings Co., Ltd.	8,200	393,249
East Japan Railway Co.	22,300	2,134,773
Eisai Co., Ltd.	18,200	1,278,965
Electric Power Development Co., Ltd.	10,900	281,145
FamilyMart UNY Holdings Co., Ltd.	5,200	546,602
FANUC Corp.	14,000	2,774,488
Fast Retailing Co., Ltd.	4,300	1,971,247
Fuji Electric Co., Ltd.	43,000	326,773
FUJIFILM Holdings Corp.	29,400	1,146,405
Fujitsu, Ltd.	146,000	883,911
Fukuoka Financial Group, Inc.	53,000	266,002
Hakuhodo DY Holdings, Inc.	17,600	282,056
Hamamatsu Photonics KK	9,600	411,440
Hankyu Hanshin Holdings, Inc.	16,400	658,829
Hikari Tsushin, Inc.	1,800	315,935
Hino Motors, Ltd.	19,000	202,209
Hirose Electric Co., Ltd.	2,415	298,906
Hisamitsu Pharmaceutical Co., Inc.	4,500	379,155
Hitachi Chemical Co., Ltd.	8,500	171,156
Hitachi Construction Machinery Co., Ltd.	8,900	288,445
Hitachi High-Technologies Corp.	5,500	223,990
Hitachi Metals, Ltd.	20,000	207,327
Hitachi, Ltd.	351,000	2,471,348
Honda Motor Co., Ltd.	118,800	3,481,935
Hoshizaki Corp.	4,100	414,245
Hoya Corp.	29,000	1,646,269
Hulic Co., Ltd.	17,100	181,976
Idemitsu Kosan Co., Ltd.	10,500	373,594
IHI Corp.	12,200	424,270
Iida Group Holdings Co., Ltd.	12,700	244,615
Inpex Corp.	71,100	734,495
Isetan Mitsukoshi Holdings, Ltd.	26,900	335,562
Isuzu Motors, Ltd.	43,700	579,358

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
ITOCHU Corp.	105,400	$1,906,817
J Front Retailing Co., Ltd.	17,900	271,631
Japan Airlines Co., Ltd.	8,400	297,539
Japan Airport Terminal Co., Ltd.	3,500	163,690
Japan Exchange Group, Inc.	38,100	707,225
Japan Post Bank Co., Ltd.	30,800	357,893
Japan Post Holdings Co., Ltd.	119,400	1,306,616
Japan Prime Realty Investment Corp. (REIT)	51	185,251
Japan Real Estate Investment Corp. (REIT)	96	507,700
Japan Retail Fund Investment Corp. (REIT)	202	364,238
Japan Tobacco, Inc.	79,300	2,214,211
JFE Holdings, Inc.	35,100	661,811
JGC Corp.	14,000	281,605
JSR Corp.	11,000	186,632
JTEKT Corp.	20,000	271,484
JXTG Holdings, Inc.	237,600	1,649,072
Kajima Corp.	64,000	494,885
Kakaku.com, Inc.	10,700	241,038
Kamigumi Co., Ltd.	8,500	176,130
Kaneka Corp.	22,000	196,881
Kansai Electric Power Co., Inc. (The)	55,000	800,626
Kansai Paint Co., Ltd.	10,300	213,480
Kao Corp.	35,200	2,681,635
Kawasaki Heavy Industries, Ltd.	12,400	363,533
KDDI Corp.	132,600	3,623,723
Keihan Holdings Co., Ltd.	7,800	279,657
Keikyu Corp.	18,000	294,843
Keio Corp.	9,000	434,964
Keisei Electric Railway Co., Ltd.	10,000	342,950
Keyence Corp.	7,100	4,002,496
Kikkoman Corp.	12,000	604,350
Kintetsu Group Holdings Co., Ltd.	14,012	571,391
Kirin Holdings Co., Ltd.	60,300	1,611,138
Kobayashi Pharmaceutical Co., Ltd.	3,600	310,607
Kobe Steel, Ltd.	27,200	248,535
Koito Manufacturing Co., Ltd.	7,700	507,755
Komatsu, Ltd.	65,500	1,863,471
Konami Holdings Corp.	7,300	370,907
Konica Minolta, Inc.	37,000	342,444
Kose Corp.	2,300	494,467
Kubota Corp.	70,700	1,109,723
Kuraray Co., Ltd.	24,500	336,844
Kurita Water Industries, Ltd.	7,100	202,195
Kyocera Corp.	22,700	1,274,882
Kyowa Hakko Kirin Co., Ltd.	20,000	402,344
Kyushu Electric Power Co., Inc.	25,900	289,457
Kyushu Railway Co.	12,700	388,349
Lawson, Inc.	3,800	237,247
LINE Corp. (d)	5,300	217,855
Lion Corp.	19,000	348,131
LIXIL Group Corp.	19,000	379,566
M3, Inc.	15,700	624,669
Mabuchi Motor Co., Ltd.	3,600	170,948
Makita Corp.	15,200	679,603
Marubeni Corp.	122,800	935,362
Marui Group Co., Ltd.	16,000	336,573
Mazda Motor Corp.	43,000	526,357

Japan—(Continued)
McDonald’s Holdings Co. Japan, Ltd.	5,400	275,184
Mebuki Financial Group, Inc.	63,100	211,567
Medipal Holdings Corp.	10,700	214,863
MEIJI Holdings Co., Ltd.	9,600	808,732
Minebea Mitsumi, Inc.	30,800	518,724
MISUMI Group, Inc.	22,200	645,902
Mitsubishi Chemical Holdings Corp.	85,300	712,627
Mitsubishi Corp.	98,500	2,732,342
Mitsubishi Electric Corp.	131,200	1,742,445
Mitsubishi Estate Co., Ltd.	82,300	1,436,982
Mitsubishi Gas Chemical Co., Inc.	13,000	293,914
Mitsubishi Heavy Industries, Ltd.	20,800	755,779
Mitsubishi Materials Corp.	7,900	216,510
Mitsubishi Motors Corp.	44,999	358,106
Mitsubishi Tanabe Pharma Corp.	15,300	264,072
Mitsubishi UFJ Financial Group, Inc.	848,588	4,810,829
Mitsubishi UFJ Lease & Finance Co., Ltd.	41,500	254,613
Mitsui & Co., Ltd.	127,317	2,120,164
Mitsui Chemicals, Inc.	15,000	398,005
Mitsui Fudosan Co., Ltd.	65,000	1,566,099
Mitsui OSK Lines, Ltd.	7,500	180,036
Mizuho Financial Group, Inc.	1,752,400	2,947,045
MS&AD Insurance Group Holdings, Inc.	35,900	1,114,604
Murata Manufacturing Co., Ltd.	12,900	2,164,683
Nabtesco Corp.	7,500	230,240
Nagoya Railroad Co., Ltd.	14,800	381,861
NEC Corp.	20,600	564,690
Nexon Co., Ltd. (d)	32,300	468,296
NGK Insulators, Ltd.	19,300	343,087
NGK Spark Plug Co., Ltd.	12,000	341,653
NH Foods, Ltd.	7,000	282,579
Nidec Corp.	16,300	2,440,994
Nikon Corp.	22,500	356,831
Nintendo Co., Ltd.	8,100	2,642,353
Nippon Building Fund, Inc. (REIT)	88	507,433
Nippon Electric Glass Co., Ltd.	6,200	172,040
Nippon Express Co., Ltd.	5,900	427,523
Nippon Paint Holdings Co., Ltd.	9,500	408,088
Nippon Prologis REIT, Inc. (REIT)	143	296,541
Nippon Steel & Sumitomo Metal Corp.	56,300	1,103,724
Nippon Telegraph & Telephone Corp.	50,400	2,289,112
Nippon Yusen KK	12,600	249,674
Nissan Chemical Industries, Ltd.	10,000	465,684
Nissan Motor Co., Ltd.	166,900	1,621,111
Nisshin Seifun Group, Inc.	15,700	331,883
Nissin Foods Holdings Co., Ltd.	4,700	339,578
Nitori Holdings Co., Ltd.	5,800	904,295
Nitto Denko Corp.	12,600	951,509
Nomura Holdings, Inc.	241,200	1,167,085
Nomura Real Estate Holdings, Inc.	9,500	210,492
Nomura Real Estate Master Fund, Inc. (REIT)	322	454,538
Nomura Research Institute, Ltd.	6,900	333,848
NSK, Ltd.	26,600	273,750
NTT Data Corp.	40,780	468,846
NTT DoCoMo, Inc.	100,300	2,553,356
Obayashi Corp.	45,500	472,788
Obic Co., Ltd.	5,000	413,173

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Odakyu Electric Railway Co., Ltd.	20,100	$431,042
OJI Holdings Corp.	68,000	421,099
Olympus Corp.	22,800	851,237
Omron Corp.	13,400	622,794
Ono Pharmaceutical Co., Ltd.	26,100	610,934
Oracle Corp. Japan	3,000	244,467
Oriental Land Co., Ltd.	14,000	1,466,387
ORIX Corp.	92,600	1,461,822
Osaka Gas Co., Ltd.	29,000	599,689
Otsuka Corp.	7,400	289,749
Otsuka Holdings Co., Ltd.	28,200	1,365,002
Panasonic Corp.	161,300	2,166,150
Park24 Co., Ltd.	7,400	201,300
Persol Holdings Co., Ltd.	13,400	298,449
Pola Orbis Holdings, Inc.	7,600	333,822
Rakuten, Inc.	61,500	415,082
Recruit Holdings Co., Ltd.	80,900	2,234,350
Renesas Electronics Corp. (d)	61,100	597,555
Resona Holdings, Inc.	143,300	765,346
Ricoh Co., Ltd.	48,600	444,685
Rinnai Corp.	2,800	246,341
Rohm Co., Ltd.	6,700	560,840
Ryohin Keikaku Co., Ltd.	1,800	632,820
Santen Pharmaceutical Co., Ltd.	27,500	478,481
SBI Holdings, Inc.	16,511	424,086
Secom Co., Ltd.	15,500	1,188,335
Sega Sammy Holdings, Inc.	12,900	220,780
Seibu Holdings, Inc.	13,800	232,432
Seiko Epson Corp.	20,000	346,312
Sekisui Chemical Co., Ltd.	29,500	502,039
Sekisui House, Ltd.	45,500	804,105
Seven & i Holdings Co., Ltd.	55,000	2,396,215
SG Holdings Co., Ltd.	7,200	157,764
Sharp Corp. (e)	12,000	291,473
Shimadzu Corp.	14,600	439,993
Shimamura Co., Ltd.	1,700	149,558
Shimano, Inc.	5,400	791,872
Shimizu Corp.	39,000	403,307
Shin-Etsu Chemical Co., Ltd.	26,400	2,340,883
Shinsei Bank, Ltd.	12,900	198,168
Shionogi & Co., Ltd.	19,700	1,010,516
Shiseido Co., Ltd.	27,700	2,196,686
Shizuoka Bank, Ltd. (The)	25,800	231,459
Showa Shell Sekiyu KK	14,800	220,441
SMC Corp.	4,100	1,499,841
SoftBank Group Corp.	60,500	4,339,208
Sohgo Security Services Co., Ltd.	4,800	225,854
Sompo Holdings, Inc.	23,599	952,934
Sony Corp.	91,800	4,707,767
Sony Financial Holdings, Inc.	12,800	243,624
Stanley Electric Co., Ltd.	7,400	251,532
Start Today Co., Ltd.	14,400	521,087
Subaru Corp.	45,400	1,320,219
SUMCO Corp.	17,600	354,257
Sumitomo Chemical Co., Ltd.	117,000	661,851
Sumitomo Corp.	83,900	1,376,336
Sumitomo Dainippon Pharma Co., Ltd.	12,500	264,256

Japan—(Continued)
Sumitomo Electric Industries, Ltd.	57,634	856,871
Sumitomo Heavy Industries, Ltd.	7,800	262,337
Sumitomo Metal Mining Co., Ltd.	16,600	632,211
Sumitomo Mitsui Financial Group, Inc.	98,900	3,830,833
Sumitomo Mitsui Trust Holdings, Inc.	22,826	903,816
Sumitomo Realty & Development Co., Ltd.	26,000	956,621
Sumitomo Rubber Industries, Ltd.	12,500	198,296
Sundrug Co., Ltd.	6,000	242,501
Suntory Beverage & Food, Ltd.	10,400	443,744
Suzuken Co., Ltd.	5,800	245,275
Suzuki Motor Corp.	26,200	1,444,222
Sysmex Corp.	12,200	1,137,024
T&D Holdings, Inc.	39,400	590,035
Taiheiyo Cement Corp.	8,200	269,397
Taisei Corp.	16,000	881,142
Taisho Pharmaceutical Holdings Co., Ltd.	3,000	350,397
Takashimaya Co., Ltd.	19,000	162,388
Takeda Pharmaceutical Co., Ltd.	50,800	2,144,336
TDK Corp.	8,800	896,924
Teijin, Ltd.	13,200	241,777
Terumo Corp.	20,900	1,193,448
THK Co., Ltd.	7,700	220,041
Tobu Railway Co., Ltd.	14,600	446,296
Toho Co., Ltd.	8,500	284,649
Toho Gas Co., Ltd.	6,200	214,405
Tohoku Electric Power Co., Inc.	28,000	341,755
Tokio Marine Holdings, Inc.	49,700	2,326,168
Tokyo Century Corp.	3,200	181,159
Tokyo Electric Power Co. Holdings, Inc. (d)	112,000	521,045
Tokyo Electron, Ltd.	11,300	1,933,820
Tokyo Gas Co., Ltd.	26,400	700,232
Tokyo Tatemono Co., Ltd.	14,500	198,808
Tokyu Corp.	37,500	645,398
Tokyu Fudosan Holdings Corp.	37,000	260,340
Toppan Printing Co., Ltd.	41,000	320,792
Toray Industries, Inc.	108,500	853,714
Toshiba Corp. (d)	475,000	1,425,370
Tosoh Corp.	23,000	355,767
TOTO, Ltd.	10,400	480,301
Toyo Seikan Group Holdings, Ltd.	8,300	145,594
Toyo Suisan Kaisha, Ltd.	6,000	213,500
Toyota Industries Corp.	10,100	565,142
Toyota Motor Corp.	166,300	10,745,419
Toyota Tsusho Corp.	15,500	517,942
Trend Micro, Inc.	8,900	506,633
Tsuruha Holdings, Inc.	2,900	362,917
Unicharm Corp.	27,400	824,119
United Urban Investment Corp. (REIT)	170	264,053
USS Co., Ltd.	16,600	315,413
West Japan Railway Co.	11,500	846,685
Yahoo Japan Corp.	103,000	340,950
Yakult Honsha Co., Ltd.	8,200	547,190
Yamada Denki Co., Ltd.	46,500	230,458
Yamaguchi Financial Group, Inc.	15,000	168,539
Yamaha Corp.	8,800	456,316
Yamaha Motor Co., Ltd.	18,700	469,239
Yamato Holdings Co., Ltd.	21,800	641,593

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Yamazaki Baking Co., Ltd.	9,000	$234,971
Yaskawa Electric Corp. (e)	18,000	634,374
Yokogawa Electric Corp.	16,300	289,413
Yokohama Rubber Co., Ltd. (The)	9,200	190,852

		250,138,682

Jersey, Channel Islands—0.1%
Randgold Resources, Ltd.	6,551	504,017

Luxembourg—0.3%
ArcelorMittal	46,976	1,371,547
Eurofins Scientific SE	878	487,611
Millicom International Cellular S.A. (e)	5,384	317,072
RTL Group S.A.	2,700	183,034
SES S.A.	29,140	533,193
Tenaris S.A.	35,513	647,481

		3,539,938

Macau—0.1%
MGM China Holdings, Ltd.	74,400	172,288
Sands China, Ltd.	176,400	940,003
Wynn Macau, Ltd.	95,600	306,999

		1,419,290

Mexico—0.0%
Fresnillo plc	14,894	224,629

Netherlands—4.6%
ABN AMRO Group NV	29,995	776,142
Aegon NV	119,047	711,247
Akzo Nobel NV	18,312	1,560,043
ASML Holding NV	29,837	5,883,227
EXOR NV	8,104	545,076
Heineken Holding NV	7,836	749,676
Heineken NV	18,534	1,857,842
ING Groep NV	284,141	4,076,362
Koninklijke Ahold Delhaize NV	91,575	2,190,385
Koninklijke DSM NV	13,712	1,376,565
Koninklijke KPN NV	263,537	716,205
Koninklijke Philips NV	66,850	2,832,920
Koninklijke Vopak NV	3,942	181,925
NN Group NV	21,018	852,638
NXP Semiconductors NV (d)	25,300	2,764,531
Randstad NV	9,402	551,676
Royal Dutch Shell plc—A Shares	334,642	11,601,257
Royal Dutch Shell plc—B Shares	271,764	9,724,281
Wolters Kluwer NV	19,828	1,115,849

		50,067,847

New Zealand—0.2%
a2 Milk Co., Ltd. (d)	53,251	412,284
Auckland International Airport, Ltd.	69,174	317,416
Fisher & Paykel Healthcare Corp., Ltd.	44,270	446,054
Fletcher Building, Ltd.	68,594	322,543
Meridian Energy, Ltd.	54,453	114,974

New Zealand—(Continued)
Ryman Healthcare, Ltd.	29,900	242,233
Spark New Zealand, Ltd.	153,824	388,173

		2,243,677

Norway—0.7%
Aker BP ASA	7,864	289,417
DNB ASA	68,520	1,335,529
Equinor ASA	87,269	2,307,983
Gjensidige Forsikring ASA	14,357	234,943
Marine Harvest ASA	30,284	602,546
Norsk Hydro ASA	91,188	545,527
Orkla ASA	62,161	543,919
Schibsted ASA - B Shares	7,443	209,835
Telenor ASA	51,893	1,062,812
Yara International ASA	14,337	593,074

		7,725,585

Portugal—0.2%
Banco Espirito Santo S.A. (a)(b)(c)	199,038	0
EDP - Energias de Portugal S.A.	185,244	734,487
Galp Energia SGPS S.A.	37,002	703,442
Jeronimo Martins SGPS S.A.	18,255	262,613

		1,700,542

Singapore—1.2%
Ascendas Real Estate Investment Trust (REIT)	215,000	416,909
CapitaLand Commercial Trust (REIT)	166,738	202,698
CapitaLand Mall Trust (REIT)	240,200	364,151
CapitaLand, Ltd.	172,300	398,602
City Developments, Ltd.	34,000	273,195
ComfortDelGro Corp., Ltd.	153,000	263,314
DBS Group Holdings, Ltd.	131,667	2,554,793
Genting Singapore, Ltd.	418,200	375,365
Jardine Cycle & Carriage, Ltd.	8,888	207,005
Keppel Corp., Ltd.	113,900	598,694
Oversea-Chinese Banking Corp., Ltd.	230,564	1,962,038
SATS, Ltd.	56,300	205,978
Sembcorp Industries, Ltd.	71,000	142,822
Singapore Airlines, Ltd.	33,140	259,217
Singapore Exchange, Ltd.	54,400	285,547
Singapore Press Holdings, Ltd.	153,050	291,327
Singapore Technologies Engineering, Ltd.	130,000	312,999
Singapore Telecommunications, Ltd.	601,420	1,356,691
Suntec Real Estate Investment Trust (REIT)	179,000	227,470
United Overseas Bank, Ltd.	96,892	1,906,792
UOL Group, Ltd.	33,000	183,919
Venture Corp., Ltd.	20,500	266,982
Wilmar International, Ltd.	144,000	322,666

		13,379,174

South Africa—0.2%
Anglo American plc	76,685	1,703,644
Investec plc	52,596	373,050
Mediclinic International plc	30,600	212,634

		2,289,328

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Spain—2.9%
ACS Actividades de Construccion y Servicios S.A.	19,129	$773,603
Aena SME S.A.	5,006	907,888
Amadeus IT Group S.A.	31,507	2,481,950
Banco Bilbao Vizcaya Argentaria S.A.	485,964	3,431,616
Banco de Sabadell S.A.	385,331	642,854
Banco Santander S.A.	1,171,928	6,254,935
Bankia S.A.	80,824	301,294
Bankinter S.A.	48,939	475,941
CaixaBank S.A.	268,510	1,159,651
Enagas S.A.	17,953	524,418
Endesa S.A.	23,384	515,268
Ferrovial S.A.	33,405	684,678
Gas Natural SDG S.A.	25,426	672,630
Grifols S.A.	21,632	648,631
Iberdrola S.A.	421,806	3,257,456
Industria de Diseno Textil S.A.	79,108	2,698,773
Mapfre S.A.	74,474	224,065
Red Electrica Corp. S.A.	29,508	600,227
Repsol S.A.	96,306	1,880,223
Siemens Gamesa Renewable Energy S.A.	18,682	249,878
Telefonica S.A.	338,883	2,887,836

		31,273,815

Sweden—2.5%
Alfa Laval AB	20,852	493,847
Assa Abloy AB - Class B	72,914	1,553,629
Atlas Copco AB - A Shares	49,888	1,447,678
Atlas Copco AB - B Shares	28,433	744,474
Boliden AB	20,002	648,020
Electrolux AB - Series B	17,118	390,032
Epiroc AB (d)	28,433	260,620
Epiroc AB - Class A (d)	49,888	524,142
Essity AB - Class B	43,954	1,085,450
Hennes & Mauritz AB - B Shares (e)	68,549	1,021,580
Hexagon AB - B Shares	19,206	1,070,991
Husqvarna AB - B Shares	25,677	243,436
ICA Gruppen AB (e)	5,619	172,437
Industrivarden AB - C Shares	10,214	198,037
Investor AB - B Shares	31,910	1,299,689
Kinnevik AB - Class B	16,046	549,664
L E Lundbergforetagen AB - B Shares	6,090	187,159
Lundin Petroleum AB	16,017	510,379
Nordea Bank AB	226,093	2,177,932
Sandvik AB	84,986	1,507,922
Securitas AB - B Shares	21,462	353,369
Skandinaviska Enskilda Banken AB - Class A	113,560	1,079,500
Skanska AB - B Shares	24,008	436,463
SKF AB - B Shares	25,976	483,366
Svenska Handelsbanken AB - A Shares	113,277	1,258,870
Swedbank AB - A Shares	62,818	1,345,026
Swedish Match AB	14,499	718,574
Tele2 AB - B Shares	23,661	278,235
Telefonaktiebolaget LM Ericsson - B Shares	220,757	1,701,136
Telia Co. AB	204,113	933,764
Volvo AB - B Shares	113,997	1,818,003

		26,493,424

Switzerland—8.1%
ABB, Ltd.	136,042	2,960,605
Adecco Group AG	10,992	647,656
Baloise Holding AG	3,839	556,812
Barry Callebaut AG	132	236,400
Chocoladefabriken Lindt & Spruengli AG	7	531,118
Chocoladefabriken Lindt & Spruengli AG (Participation Certifcate)	81	523,935
Cie Financiere Richemont S.A.	37,512	3,169,416
Clariant AG (d)	17,152	409,611
Coca-Cola HBC AG (d)	13,800	461,075
Credit Suisse Group AG (d)	186,061	2,784,864
Dufry AG (d)	2,729	346,922
EMS-Chemie Holding AG	579	370,688
Ferguson plc	17,515	1,421,775
Geberit AG	2,723	1,166,691
Givaudan S.A.	649	1,467,084
Glencore plc (d)	840,024	3,984,216
Julius Baer Group, Ltd. (d)	17,027	997,618
Kuehne & Nagel International AG	4,135	619,445
LafargeHolcim, Ltd. (d)	35,343	1,718,704
Lonza Group AG (d)	5,308	1,406,257
Nestle S.A.	225,785	17,432,898
Novartis AG	161,373	12,190,503
Pargesa Holding S.A.	3,025	255,887
Partners Group Holding AG	1,182	864,694
Roche Holding AG	50,970	11,311,331
Schindler Holding AG	1,428	299,845
Schindler Holding AG (Participation Certificate)	3,216	690,795
SGS S.A.	367	975,114
Sika AG	9,000	1,236,950
Sonova Holding AG	4,058	726,041
STMicroelectronics NV	49,712	1,104,362
Straumann Holding AG	747	567,132
Swatch Group AG (The)	4,374	377,713
Swatch Group AG (The) - Bearer Shares	2,245	1,063,542
Swiss Life Holding AG (d)	2,458	852,652
Swiss Prime Site AG (d)	4,706	431,751
Swiss Re AG	22,839	1,968,209
Swisscom AG	1,853	826,158
Temenos AG (d)	4,384	661,184
UBS Group AG (d)	280,535	4,304,533
Vifor Pharma AG (e)	3,820	607,886
Zurich Insurance Group AG	10,792	3,192,681

		87,722,753

United Arab Emirates—0.0%
NMC Health plc	7,569	357,322

United Kingdom—14.3%
3i Group plc	70,865	842,253
Admiral Group plc	16,009	402,832
Ashtead Group plc	37,846	1,127,719
Associated British Foods plc	27,546	993,555
AstraZeneca plc	91,643	6,347,324
Auto Trader Group plc	75,401	423,907
Aviva plc	288,445	1,918,820

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

United Kingdom—(Continued)
Babcock International Group plc	22,688	$244,767
BAE Systems plc	231,979	1,980,378
Barclays plc	1,244,471	3,104,338
Barratt Developments plc	69,622	473,612
Berkeley Group Holdings plc	10,289	514,062
BP plc	1,449,949	11,044,412
British American Tobacco plc	166,044	8,389,052
British Land Co. plc (The) (REIT)	73,348	650,836
BT Group plc	630,635	1,815,233
Bunzl plc	27,344	828,368
Burberry Group plc	32,742	932,357
Centrica plc	412,821	859,033
CNH Industrial NV	78,026	826,509
Coca-Cola European Partners plc	16,100	654,304
Compass Group plc	116,519	2,483,287
ConvaTec Group plc	91,978	257,711
Croda International plc	9,266	587,272
DCC plc	7,008	637,744
Diageo plc	182,384	6,549,281
Direct Line Insurance Group plc	89,919	406,908
easyJet plc	10,815	238,080
Experian plc	65,580	1,622,458
Fiat Chrysler Automobiles NV (d)	78,476	1,493,548
G4S plc	108,086	381,457
GlaxoSmithKline plc	360,925	7,284,707
GVC Holdings plc	39,400	546,157
Hammerson plc (REIT)	54,049	371,910
Hargreaves Lansdown plc	20,716	539,039
HSBC Holdings plc	1,456,681	13,664,021
Imperial Brands plc	70,611	2,630,219
Informa plc	91,052	1,003,547
InterContinental Hotels Group plc	12,234	761,381
International Consolidated Airlines Group S.A. - Class DI	49,850	437,188
Intertek Group plc	11,453	864,071
J Sainsbury plc	120,106	509,153
John Wood Group plc	51,100	421,914
Johnson Matthey plc	15,590	743,843
Kingfisher plc	151,460	593,710
Land Securities Group plc (REIT)	54,641	688,104
Legal & General Group plc	421,904	1,481,229
Lloyds Banking Group plc	5,220,354	4,344,586
London Stock Exchange Group plc	22,230	1,310,217
Marks & Spencer Group plc	137,472	535,144
Meggitt plc	55,862	363,719
Melrose Industries plc	351,107	985,657
Merlin Entertainments plc	52,353	267,218
Micro Focus International plc	33,650	585,362
Mondi plc	27,093	730,086
National Grid plc	249,620	2,762,713
Next plc	11,803	942,599
Pearson plc	63,486	738,483
Persimmon plc	22,805	762,437
Prudential plc	186,011	4,251,720
Reckitt Benckiser Group plc	48,931	4,023,918
RELX NV	71,198	1,515,271
RELX plc	78,454	1,680,219
Rolls-Royce Holdings plc (d)	116,835	1,523,360

United Kingdom—(Continued)
Royal Bank of Scotland Group plc (d)	355,393	1,201,239
Royal Mail plc	67,965	453,100
RSA Insurance Group plc	74,322	666,517
Sage Group plc (The)	77,930	643,828
Schroders plc	7,697	320,821
Segro plc (REIT)	74,212	655,756
Severn Trent plc	20,415	533,050
Sky plc	71,216	1,374,110
Smith & Nephew plc	62,049	1,141,517
Smiths Group plc	31,976	716,602
SSE plc	72,948	1,303,799
St. James’s Place plc	38,927	589,525
Standard Chartered plc	203,987	1,864,548
Standard Life Aberdeen plc	186,397	801,323
Taylor Wimpey plc	240,026	566,793
Tesco plc	690,838	2,340,776
Travis Perkins plc	20,832	391,135
Unilever NV	112,339	6,260,950
Unilever plc	89,367	4,945,385
United Utilities Group plc	57,234	576,543
Vodafone Group plc	1,935,083	4,690,825
Weir Group plc (The)	17,104	451,395
Whitbread plc	14,502	757,866
WM Morrison Supermarkets plc	166,578	553,616
WPP plc	93,040	1,464,642

		154,159,980

United States—0.5%
Carnival plc	13,029	745,571
QIAGEN NV (d)	15,166	552,064
Shire plc	65,970	3,711,404

		5,009,039

Total Common Stocks (Cost $865,172,045)		1,035,615,980

Mutual Fund—2.0%

United States—2.0%
iShares MSCI EAFE ETF (e) (f) (Cost $22,258,166)	317,000	21,229,490

Preferred Stocks—0.5%

Germany—0.5%
Bayerische Motoren Werke (BMW) AG ,	3,581	285,431
FUCHS Petrolub SE ,	4,900	241,455
Henkel AG & Co. KGaA ,	12,893	1,649,606
Porsche Automobil Holding SE ,	11,105	707,174
Sartorius AG ,	2,589	386,683
Schaeffler AG ,	13,141	170,843
Volkswagen AG ,	13,371	2,219,846

Total Preferred Stocks (Cost $4,461,536)		5,661,038

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Rights—0.0%

Security Description	Shares/ Principal Amount*	Value

Italy—0.0%
Intesa Sanpaolo S.p.A., Expires 07/17/18 (c) (d)	1,035,175	$0

Spain—0.0%
ACS Actividades de Construccion y Servicios S.A., Expires 07/11/18 (d)	19,129	19,699
Repsol S.A., Expires 07/06/18 (d)	96,306	54,658

		74,357

Total Rights (Cost $75,099)		74,357

Short-Term Investments—1.4%

Discount Notes—0.9%
Federal Home Loan Bank 0.760%, 07/02/18 (g)	600,000	600,000
1.715%, 08/03/18 (g)	1,750,000	1,747,013
1.789%, 07/20/18 (g)	375,000	374,649
1.813%, 07/25/18 (e) (g)	5,300,000	5,293,666
1.815%, 08/01/18 (g)	250,000	249,600
1.848%, 07/27/18 (g)	900,000	898,831
1.900%, 08/29/18 (g)	100,000	99,691

		9,263,450

U.S. Treasury—0.5%
U.S. Treasury Bills 1.598%, 07/12/18 (g)	175,000	174,919
1.763%, 08/02/18 (g)	775,000	773,792
1.846%, 08/23/18 (g)	1,950,000	1,944,863
1.850%, 08/16/18 (g)	1,525,000	1,521,521
1.893%, 09/27/18 (g)	650,000	647,039
1.904%, 09/13/18 (g)	200,000	199,238

		5,261,372

Total Short-Term Investments (Cost $14,524,282)		14,524,822

Securities Lending Reinvestments (h)—1.3%

Bank Note—0.2%
Bank of America N.A. 2.297%, 1M LIBOR + 0.250%, 11/13/18 (i)	2,000,000	2,000,000

Certificates of Deposit—0.2%
Chiba Bank, Ltd., New York 2.240%, 07/18/18	1,500,000	1,499,930
Credit Industriel et Commercial (NY) Zero Coupon, 07/24/18	993,995	998,600

		2,498,530

Commercial Paper—0.1%
ING Funding LLC 2.350%, 1M LIBOR + 0.320%, 02/08/19 (i)	1,500,000	1,500,438

Repurchase Agreements—0.7%
Barclays Capital, Inc. Repurchase Agreement dated 06/29/18 at 2.100%, due on 07/02/18 with a maturity value of $2,354,568; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 05/15/24 - 05/15/26, and an aggregate market value of $2,401,239.	2,354,156	2,354,156
Deutsche Bank AG, London Repurchase Agreement dated 01/09/18 at 2.300%, due on 07/02/18 with a maturity value of $202,223; collateralized by various Common Stock with an aggregate market value of $223,242.	200,000	200,000
ING Bank NV Repurchase Agreement dated 05/21/18 at 2.190%, due on 07/02/18 with a maturity value of $200,511; collateralized by various Common Stock with an aggregate market value of $222,439.	200,000	200,000
NBC Global Finance, Ltd. Repurchase Agreement dated 03/16/18 at 2.080%, due on 07/02/18 with a maturity value of $603,744; collateralized by various Common Stock with an aggregate market value of $667,735.	600,000	600,000
Repurchase Agreement dated 11/30/17 at 2.080%, due on 07/02/18 with a maturity value of $708,655; collateralized by various Common Stock with an aggregate market value of $779,024.	700,000	700,000
Repurchase Agreement dated 04/23/18 at 2.110%, due on 07/06/18 with a maturity value of $1,255,422; collateralized by various Common Stock with an aggregate market value of $1,391,114.	1,250,000	1,250,000
Societe Generale Repurchase Agreement dated 03/28/18 at 2.050%, due on 07/02/18 with a maturity value of $754,100; collateralized by various Common Stock with an aggregate market value of $834,639.	750,000	750,000
Repurchase Agreement dated 03/21/18 at 2.050%, due on 07/02/18 with a maturity value of $502,933; collateralized by various Common Stock with an aggregate market value of $556,426.	500,000	500,000
Repurchase Agreement dated 03/08/18 at 2.050%, due on 07/02/18 with a maturity value of $402,642; collateralized by various Common Stock with an aggregate market value of $445,141.	400,000	400,000
Repurchase Agreement dated 03/16/18 at 2.050%, due on 07/02/18 with a maturity value of $301,845; collateralized by various Common Stock with an aggregate market value of $333,856.	300,000	300,000

		7,254,156

Time Deposits—0.1%
DNB Bank ASA 1.870%, 07/02/18	200,000	200,000

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Securities Lending Reinvestments (h)—(Continued)

Security Description	Principal Amount*	Value

Time Deposits—(Continued)
DZ Bank AG 1.890%, 07/02/18	200,000	$200,000
Santander UK Group Holdings plc 1.900%, 07/02/18	200,000	200,000

		600,000

Total Securities Lending Reinvestments (Cost $13,852,704)		13,853,124

Total Investments—100.8% (Cost $920,343,832)		1,090,958,811
Other assets and liabilities (net)—(0.8)%		(8,282,082)

Net Assets—100.0%		$1,082,676,729

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(b)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2018, these securities represent less than 0.05% of net assets.
(c)	Illiquid security. As of June 30, 2018, these securities represent 0.0% of net assets.
(d)	Non-income producing security.
(e)	All or a portion of the security was held on loan. As of June 30, 2018, the market value of securities loaned was $13,406,145 and the collateral received consisted of cash in the amount of $13,848,151. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(f)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2018, the market value of securities pledged was $2,678,800.
(g)	The rate shown represents current yield to maturity.
(h)	Represents investment of cash collateral received from securities on loan as of June 30, 2018.
(i)	Variable or floating rate security. The stated rate represents the rate at June 30, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

Ten Largest Industries as of June 30, 2018 (Unaudited)	% of Net Assets
Banks	10.8
Pharmaceuticals	7.0
Oil, Gas & Consumable Fuels	5.7
Insurance	5.0
Chemicals	3.8
Automobiles	3.3
Metals & Mining	3.0
Food Products	2.8
Machinery	2.6
Capital Markets	2.4

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Depreciation
MSCI EAFE Index Mini Futures	09/21/18	140	USD	13,687,800	$(376,470)

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(LIBOR)—	London Interbank Offered Rate

Other Abbreviations

(REIT)—	A Real Estate Investment Trust
(ADR)—	American Depositary Receipt
(ETF)—	Exchange-Traded Fund

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2018:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$80,425,777	$0	$80,425,777
Austria	—	2,442,113	—	2,442,113
Belgium	—	11,246,984	—	11,246,984
Chile	—	350,331	—	350,331
China	—	1,438,105	—	1,438,105
Denmark	—	17,211,848	—	17,211,848
Finland	—	10,778,680	—	10,778,680
France	2,185,346	108,755,399	—	110,940,745
Germany	270,828	93,379,784	—	93,650,612
Hong Kong	554,400	34,172,326	—	34,726,726
Ireland	552,330	6,265,591	—	6,817,921
Israel	2,541,265	3,034,875	—	5,576,140
Italy	—	21,760,956	—	21,760,956
Japan	—	250,138,682	—	250,138,682
Jersey, Channel Islands	—	504,017	—	504,017
Luxembourg	—	3,539,938	—	3,539,938
Macau	—	1,419,290	—	1,419,290
Mexico	—	224,629	—	224,629
Netherlands	2,764,531	47,303,316	—	50,067,847
New Zealand	—	2,243,677	—	2,243,677
Norway	—	7,725,585	—	7,725,585
Portugal	—	1,700,542	0	1,700,542
Singapore	—	13,379,174	—	13,379,174
South Africa	—	2,289,328	—	2,289,328
Spain	—	31,273,815	—	31,273,815
Sweden	784,762	25,708,662	—	26,493,424
Switzerland	—	87,722,753	—	87,722,753
United Arab Emirates	—	357,322	—	357,322
United Kingdom	654,304	153,505,676	—	154,159,980
United States	—	5,009,039	—	5,009,039
Total Common Stocks	10,307,766	1,025,308,214	0	1,035,615,980
Total Mutual Fund*	21,229,490	—	—	21,229,490
Total Preferred Stocks*	—	5,661,038	—	5,661,038
Rights
Italy	—	0	—	0
Spain	74,357	—	—	74,357
Total Rights	74,357	0	—	74,357
Total Short-Term Investments*	—	14,524,822	—	14,524,822

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Total Securities Lending Reinvestments*	$—	$13,853,124	$—	$13,853,124
Total Investments	$31,611,613	$1,059,347,198	$0	$1,090,958,811

Collateral for Securities Loaned (Liability)	$—	$(13,848,151)	$—	$(13,848,151)
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(376,470)	$—	$—	$(376,470)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended June 30, 2018 is not presented.

Transfers from Level 1 to Level 2 in the amount of $982,212 were due to the application of a systematic fair valuation model factor.

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

Assets
Investments at value (a) (b)	$1,090,958,811
Cash	20,897
Cash denominated in foreign currencies (c)	659,597
Receivable for:
Investments sold	724,011
Fund shares sold	5,261,881
Dividends	4,613,465
Variation margin on futures contracts	86,101

Total Assets	1,102,324,763
Liabilities
Collateral for securities loaned	13,848,151
Payables for:
Investments purchased	4,286,720
Fund shares redeemed	599,289
Accrued Expenses:
Management fees	267,540
Distribution and service fees	111,946
Deferred trustees’ fees	114,346
Other expenses	420,042

Total Liabilities	19,648,034

Net Assets	$1,082,676,729

Net Assets Consist of:
Paid in surplus	$899,821,788
Undistributed net investment income	9,288,750
Accumulated net realized gain	3,383,589
Unrealized appreciation on investments, futures contracts and foreign currency transactions	170,182,602

Net Assets	$1,082,676,729

Net Assets
Class A	$556,560,663
Class B	386,060,558
Class E	28,602,509
Class G	111,452,999
Capital Shares Outstanding*
Class A	40,505,624
Class B	28,656,900
Class E	2,091,528
Class G	8,326,388
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.74
Class B	13.47
Class E	13.68
Class G	13.39

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $920,343,832.
(b)	Includes securities loaned at value of $13,406,145.
(c)	Identified cost of cash denominated in foreign currencies was $672,315.

Statement of Operations

Six Months Ended June 30, 2018 (Unaudited)

Investment Income
Dividends (a)	$22,512,741
Interest	106,118
Securities lending income	235,885

Total investment income	22,854,744
Expenses
Management fees	1,675,891
Administration fees	17,706
Custodian and accounting fees	182,247
Distribution and service fees—Class B	506,481
Distribution and service fees—Class E	22,648
Distribution and service fees—Class G	170,758
Audit and tax services	22,788
Legal	21,433
Trustees’ fees and expenses	20,718
Shareholder reporting	88,320
Insurance	3,562
Miscellaneous	66,042

Total expenses	2,798,594
Less management fee waiver	(18,671)

Net expenses	2,779,923

Net Investment Income	20,074,821

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	10,134,440
Futures contracts	(19,620)
Foreign currency transactions	(162,038)

Net realized gain	9,952,782

Net change in unrealized depreciation on:
Investments	(59,355,348)
Futures contracts	(498,928)
Foreign currency transactions	(111,313)

Net change in unrealized depreciation	(59,965,589)

Net realized and unrealized loss	(50,012,807)

Net Decrease in Net Assets From Operations	$(29,937,986)

(a)	Net of foreign withholding taxes of $2,313,585.

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$20,074,821	$27,181,125
Net realized gain	9,952,782	26,700,205
Net change in unrealized appreciation (depreciation)	(59,965,589)	187,439,791

Increase (decrease) in net assets from operations	(29,937,986)	241,321,121

From Distributions to Shareholders
Net investment income
Class A	(16,673,785)	(14,750,511)
Class B	(10,835,559)	(10,394,985)
Class E	(823,070)	(789,604)
Class G	(3,102,863)	(2,690,889)

Total distributions	(31,435,277)	(28,625,989)

Increase (decrease) in net assets from capital share transactions	303,354	(86,644,632)

Total increase (decrease) in net assets	(61,069,909)	126,050,500

Net Assets
Beginning of period	1,143,746,638	1,017,696,138

End of period	$1,082,676,729	$1,143,746,638

Undistributed net investment income
End of period	$9,288,750	$20,649,206

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	1,708,174	$24,773,844	2,238,430	$29,784,034
Reinvestments	1,178,360	16,673,785	1,113,246	14,750,511
Redemptions	(2,123,045)	(31,408,692)	(5,285,048)	(70,703,508)

Net increase (decrease)	763,489	$10,038,937	(1,933,372)	$(26,168,963)

Class B
Sales	436,124	$6,105,540	594,686	$7,680,284
Reinvestments	780,660	10,835,559	799,615	10,394,985
Redemptions	(1,889,008)	(27,063,102)	(5,370,398)	(70,878,217)

Net decrease	(672,224)	$(10,122,003)	(3,976,097)	$(52,802,948)

Class E
Sales	36,242	$525,987	43,936	$577,766
Reinvestments	58,415	823,070	59,864	789,604
Redemptions	(166,006)	(2,422,362)	(427,733)	(5,710,770)

Net decrease	(71,349)	$(1,073,305)	(323,933)	$(4,343,400)

Class G
Sales	538,113	$7,605,991	998,246	$12,971,391
Reinvestments	225,008	3,102,863	208,273	2,690,889
Redemptions	(644,875)	(9,249,129)	(1,456,545)	(18,991,601)

Net increase (decrease)	118,246	$1,459,725	(250,026)	$(3,329,321)

Increase (decrease) derived from capital shares transactions		$303,354		$(86,644,632)

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$14.55		$11.97	$12.14	$12.67	$13.83	$11.72

Income (Loss) from Investment Operations
Net investment income (a)	0.27		0.35	0.34 (b)	0.34	0.45	0.35
Net realized and unrealized gain (loss) on investments	(0.65)		2.60	(0.20)	(0.45)	(1.26)	2.15

Total from investment operations	(0.38)		2.95	0.14	(0.11)	(0.81)	2.50

Less Distributions
Distributions from net investment income	(0.43)		(0.37)	(0.31)	(0.42)	(0.35)	(0.39)

Total distributions	(0.43)		(0.37)	(0.31)	(0.42)	(0.35)	(0.39)

Net Asset Value, End of Period	$13.74		$14.55	$11.97	$12.14	$12.67	$13.83

Total Return (%) (c)	(2.72	)(d)	24.90	1.34	(1.09)	(6.00)	21.86

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.38	(e)	0.37	0.38	0.40	0.40	0.40
Net ratio of expenses to average net assets (%) (f)	0.37	(e)	0.37	0.38	0.40	0.40	0.40
Ratio of net investment income to average net assets (%)	3.72	(e)	2.59	2.93 (b)	2.59	3.34	2.76
Portfolio turnover rate (%)	5	(d)	12	12	9	9	10
Net assets, end of period (in millions)	$556.6		$578.2	$498.7	$464.9	$430.0	$394.5

	Class B
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$14.25		$11.73	$11.91	$12.43	$13.58	$11.52

Income (Loss) from Investment Operations
Net investment income (a)	0.25		0.31	0.31 (b)	0.30	0.42	0.31
Net realized and unrealized gain (loss) on investments	(0.64)		2.54	(0.21)	(0.43)	(1.25)	2.11

Total from investment operations	(0.39)		2.85	0.10	(0.13)	(0.83)	2.42

Less Distributions
Distributions from net investment income	(0.39)		(0.33)	(0.28)	(0.39)	(0.32)	(0.36)

Total distributions	(0.39)		(0.33)	(0.28)	(0.39)	(0.32)	(0.36)

Net Asset Value, End of Period	$13.47		$14.25	$11.73	$11.91	$12.43	$13.58

Total Return (%) (c)	(2.82	)(d)	24.60	1.00	(1.28)	(6.27)	21.52

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.63	(e)	0.62	0.63	0.65	0.65	0.65
Net ratio of expenses to average net assets (%) (f)	0.62	(e)	0.62	0.63	0.65	0.65	0.65
Ratio of net investment income to average net assets (%)	3.46	(e)	2.36	2.69 (b)	2.37	3.14	2.55
Portfolio turnover rate (%)	5	(d)	12	12	9	9	10
Net assets, end of period (in millions)	$386.1		$418.0	$390.7	$394.0	$405.3	$422.9

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$14.47		$11.90	$12.08	$12.60	$13.75	$11.66

Income (Loss) from Investment Operations
Net investment income (a)	0.26		0.33	0.33 (b)	0.32	0.44	0.33
Net realized and unrealized gain (loss) on investments	(0.65)		2.59	(0.22)	(0.44)	(1.26)	2.13

Total from investment operations	(0.39)		2.92	0.11	(0.12)	(0.82)	2.46

Less Distributions
Distributions from net investment income	(0.40)		(0.35)	(0.29)	(0.40)	(0.33)	(0.37)

Total distributions	(0.40)		(0.35)	(0.29)	(0.40)	(0.33)	(0.37)

Net Asset Value, End of Period	$13.68		$14.47	$11.90	$12.08	$12.60	$13.75

Total Return (%) (c)	(2.76	)(d)	24.78	1.08	(1.18)	(6.11)	21.62

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.53	(e)	0.52	0.53	0.55	0.55	0.55
Net ratio of expenses to average net assets (%) (f)	0.52	(e)	0.52	0.53	0.55	0.55	0.55
Ratio of net investment income to average net assets (%)	3.56	(e)	2.46	2.80 (b)	2.48	3.26	2.66
Portfolio turnover rate (%)	5	(d)	12	12	9	9	10
Net assets, end of period (in millions)	$28.6		$31.3	$29.6	$31.3	$34.3	$38.9

	Class G
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$14.16		$11.66	$11.84	$12.36	$13.51	$11.47

Income (Loss) from Investment Operations
Net investment income (a)	0.24		0.30	0.30 (b)	0.29	0.41	0.31
Net realized and unrealized gain (loss) on investments	(0.62)		2.53	(0.20)	(0.42)	(1.25)	2.09

Total from investment operations	(0.38)		2.83	0.10	(0.13)	(0.84)	2.40

Less Distributions
Distributions from net investment income	(0.39)		(0.33)	(0.28)	(0.39)	(0.31)	(0.36)

Total distributions	(0.39)		(0.33)	(0.28)	(0.39)	(0.31)	(0.36)

Net Asset Value, End of Period	$13.39		$14.16	$11.66	$11.84	$12.36	$13.51

Total Return (%) (c)	(2.80	)(d)	24.54	0.97	(1.31)	(6.33)	21.44

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.68	(e)	0.67	0.68	0.70	0.70	0.70
Net ratio of expenses to average net assets (%) (f)	0.67	(e)	0.67	0.68	0.70	0.70	0.70
Ratio of net investment income to average net assets (%)	3.42	(e)	2.29	2.63 (b)	2.32	3.10	2.49
Portfolio turnover rate (%)	5	(d)	12	12	9	9	10
Net assets, end of period (in millions)	$111.5		$116.3	$98.6	$93.1	$90.7	$99.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.04% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—June 30, 2018 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MetLife MSCI EAFE Index Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered and offers four classes of shares: Class A, B, E and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-21

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—June 30, 2018 (Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, expired capital loss carryforward and passive foreign investment companies (“PFICs”). These adjustments have no impact on net assets or the results of operations.

BHFTII-22

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—June 30, 2018 (Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2018, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $7,254,156. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTII-23

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—June 30, 2018 (Continued)

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of June 30, 2018
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(6,648,731)	$—	$—	$—	$(6,648,731)
Discount Notes	(5,158,664)	—	—	—	(5,158,664)
Mutual Funds	(2,040,756)	—	—	—	(2,040,756)
Total	$(13,848,151)	$—	$—	$—	$(13,848,151)
Total Borrowings	$(13,848,151)	$—	$—	$—	$(13,848,151)
Gross amount of recognized liabilities for securities lending transactions					$(13,848,151)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2018 by category of risk exposure:

	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized depreciation on futures contracts (a) (b)	$376,470

(a)	Financial instrument not subject to a master netting agreement.
(b)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2018:

Statement of Operations Location-Net Realized Gain (Loss)	Equity
Futures contracts	$(19,620)

Statement of Operations Location-Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$(498,928)

BHFTII-24

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—June 30, 2018 (Continued)

For the six months ended June 30, 2018, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$7,017

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2018 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$59,870,781	$0	$75,141,247

BHFTII-25

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—June 30, 2018 (Continued)

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.300% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the six months ended June 30, 2018 were $1,675,891.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with MetLife Investment Advisors, LLC (“MIA”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, Brighthouse Investment Advisers has agreed to pay MIA an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.050%	On the first $500 million
0.040%	Of the next $500 million
0.020%	On amounts over $1 billion

Fees earned by MIA with respect to the Portfolio for the six months ended June 30, 2018 were $235,699.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical agreement was in place for the period May 1, 2017 to April 30, 2018. Amounts waived for the six months ended June 30, 2018 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, B, E, and G Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E, and G Shares. Under the Distribution and Service Plan, the Class B, E, and G Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E, and G Shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares, 0.15% per year for Class E Shares, and 0.30% per year for Class G Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTII-26

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—June 30, 2018 (Continued)

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2018 was as follows:

Cost basis of investments	$934,090,914

Gross unrealized appreciation	281,986,155
Gross unrealized depreciation	(125,494,728)

Net unrealized appreciation (depreciation)	$156,491,427

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$28,625,989	$24,940,851	$—	$—	$28,625,989	$24,940,851

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$31,176,453	$—	$216,278,651	$(3,109,329)	$—	$244,345,775

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2017, the Portfolio utilized capital loss carryforwards of $23,864,990.

As of December 31, 2017, the Portfolio had no post-enactment accumulated capital losses. The pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/18	Total
$3,109,329	$3,109,329

BHFTII-27

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Managed by MetLife Investment Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2018, the Class A, B, E, and G shares of the MetLife Russell 2000 Index Portfolio returned 7.59%, 7.48%, 7.49%, and 7.47%, respectively. The Portfolio’s benchmark, the Russell 2000 Index1, returned 7.66%.

MARKET ENVIRONMENT / CONDITIONS

During the first six months of 2018, equity markets rallied on optimism about the impact of U.S. tax reform, better than expected macroeconomic data and the strength of corporate earnings. Companies that reported better than expected earnings include Apple, Disney, Celgene, and Occidental Petroleum. During the first quarter, equity markets declined as the 10-year Treasury yield reached its highest level since 2014, driven by a more hawkish Federal Reserve (the “Fed”) and higher than expected wage growth. Other factors that weighed on the equity markets included President Trump’s plan to impose tariffs on steel and aluminum imports and the Fed Chair Powell hinting at the possibility of four rate hikes this year during his Congressional testimony. During the second quarter, equity markets rallied as trade negotiations eased concerns of a global trade war and leaders of North and South Korea met for the first time since 2007. However, equity investors still had issues to be concerned about including unrest in the Middle East, political uncertainty in Italy and the U.S. withdrawal from the Iran nuclear deal.

During the first six months, the Federal Open Market Committee (the “FOMC”) met four times and raised the target range for the Federal Funds Rate twice to 1.75% to 2.00%. The FOMC stated that job gains had been strong in recent months and the unemployment rate had declined. The FOMC also stated that economic activity had been rising at a solid rate and that the growth of household spending had picked up.

Eight of the nine sectors comprising the Russell 2000 Index experienced positive returns for the first six months of 2018. Health Care (15.1% beginning weight in the benchmark), up 17.3%, was the best-performing sector and had the largest positive impact on the benchmark return. Technology (13.7% beginning weight), up 13.2%, and Consumer Discretionary (13.9% beginning weight), up 8.8%, were the next best-performing sectors. Materials & Processing (7.5% beginning weight), down 2.3% was the worst-performing sector.

The stocks with the largest positive impact on the benchmark return for the first half of the year were Sarepta Therapeutics, up 152.2%; AveXis, up 96.8%; and Grubhub, up 49.0%. The stocks with the largest negative impact were Ultra Petroleum, down 74.5%; Dana Holdings, down 36.4%; and Beacon Roofing Supply, down 33.2%.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Portfolio is managed utilizing a stratified sampling strategy versus the Russell 2000 Index. This strategy seeks to replicate the performance of the Index by owning a subset of Index constituents and neutralizing exposures across sectors. The Portfolio is periodically rebalanced for compositional changes in the Russell 2000 Index. Factors that impact tracking error include sampling, transaction costs, cash drag, securities lending, NAV rounding, contributions, and withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-1

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2018

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
MetLife Russell 2000 Index Portfolio
Class A	7.59	17.48	12.50	10.55	—
Class B	7.48	17.20	12.21	10.28	—
Class E	7.49	17.26	12.32	10.39	—
Class G	7.47	17.18	12.16	—	15.74
Russell 2000 Index	7.66	17.57	12.46	10.60	—

1 The Russell 2000 Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index.

2 Inception dates of the Class A, Class B, Class E and Class G shares are 11/9/98, 1/2/01, 5/1/01 and 4/28/09, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2018

Top Holdings

% of Net Assets
Five Below, Inc.	0.2
Etsy, Inc.	0.2
Haemonetics Corp.	0.2
Blackbaud, Inc.	0.2
LivaNova plc	0.2
Entegris, Inc.	0.2
FibroGen, Inc.	0.2
Medidata Solutions, Inc.	0.2
IDACORP, Inc.	0.2
Loxo Oncology, Inc.	0.2

Top Sectors

% of Net Assets
Financials	17.8
Health Care	15.5
Industrials	14.9
Information Technology	14.8
Consumer Discretionary	13.3
Real Estate	7.3
Energy	5.0
Materials	4.3
Utilities	3.3
Consumer Staples	2.8

BHFTII-2

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2018 through June 30, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Russell 2000 Index Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period** January 1, 2018 to June 30, 2018
Class A (a)	Actual	0.32%	$1,000.00	$1,075.90	$1.65
	Hypothetical*	0.32%	$1,000.00	$1,023.21	$1.61

Class B (a)	Actual	0.57%	$1,000.00	$1,074.80	$2.93
	Hypothetical*	0.57%	$1,000.00	$1,021.97	$2.86

Class E (a)	Actual	0.47%	$1,000.00	$1,074.90	$2.42
	Hypothetical*	0.47%	$1,000.00	$1,022.46	$2.36

Class G (a)	Actual	0.62%	$1,000.00	$1,074.70	$3.19
	Hypothetical*	0.62%	$1,000.00	$1,021.72	$3.11

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—99.6% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.3%
AAR Corp.	16,195	$752,906
Aerojet Rocketdyne Holdings, Inc. (a)	32,670	963,438
Aerovironment, Inc. (a)	8,967	640,513
Astronics Corp. (a) (b)	10,382	373,441
Axon Enterprise, Inc. (a)	23,447	1,481,382
Cubic Corp.	12,509	803,078
Ducommun, Inc. (a)	5,959	197,183
Engility Holdings, Inc. (a)	8,737	267,702
Esterline Technologies Corp. (a) (b)	12,259	904,714
KEYW Holding Corp. (The) (a) (b)	23,342	204,009
KLX, Inc. (a)	22,928	1,648,523
Kratos Defense & Security Solutions, Inc. (a) (b)	39,769	457,741
Maxar Technologies, Ltd.	27,383	1,383,389
Mercury Systems, Inc. (a) (b)	21,590	821,715
Moog, Inc. - Class A	14,345	1,118,336
National Presto Industries, Inc. (b)	2,572	318,928
Triumph Group, Inc. (b)	24,082	472,007
Vectrus, Inc. (a)	5,647	174,041
Wesco Aircraft Holdings, Inc. (a)	26,069	293,276

		13,276,322

Air Freight & Logistics—0.3%
Air Transport Services Group, Inc. (a)	27,538	622,083
Atlas Air Worldwide Holdings, Inc. (a) (b)	10,224	733,061
Echo Global Logistics, Inc. (a)	13,053	381,800
Forward Air Corp.	12,974	766,504
HUB Group, Inc. - Class A (a)	15,117	752,827

		3,256,275

Airlines—0.4%
Allegiant Travel Co. (b)	5,919	822,445
Hawaiian Holdings, Inc.	22,400	805,280
SkyWest, Inc.	22,461	1,165,726
Spirit Airlines, Inc. (a) (b)	31,353	1,139,682

		3,933,133

Auto Components—1.0%
American Axle & Manufacturing Holdings, Inc. (a)	51,196	796,610
Cooper Tire & Rubber Co. (b)	24,706	649,768
Cooper-Standard Holdings, Inc. (a)	8,226	1,074,891
Dana, Inc.	65,547	1,323,394
Dorman Products, Inc. (a) (b)	12,774	872,592
Fox Factory Holding Corp. (a)	16,609	773,149
Gentherm, Inc. (a)	17,276	678,947
LCI Industries	10,785	972,268
Modine Manufacturing Co. (a)	23,187	423,163
Motorcar Parts of America, Inc. (a) (b)	8,000	149,680
Standard Motor Products, Inc.	9,638	465,901
Stoneridge, Inc. (a)	13,705	481,593
Superior Industries International, Inc.	12,615	225,808
Tenneco, Inc.	22,605	993,716
Tower International, Inc.	10,455	332,469

		10,213,949

Automobiles—0.1%
Winnebago Industries, Inc.	14,967	607,660

Banks—9.7%
1st Source Corp.	7,645	408,472
Access National Corp.	7,093	202,860
Allegiance Bancshares, Inc. (a)	5,825	252,514
American National Bankshares, Inc.	4,311	172,440
Ameris Bancorp	18,334	978,119
Ames National Corp.	4,647	143,360
Arrow Financial Corp. (b)	6,173	224,697
Atlantic Capital Bancshares, Inc. (a)	10,440	205,146
Banc of California, Inc.	18,620	364,021
BancFirst Corp.	8,433	499,234
Banco Latinoamericano de Comercio Exterior S.A. - Class E	14,005	344,663
Bancorp, Inc. (The) (a)	25,747	269,314
BancorpSouth Bank (b)	43,752	1,441,628
Bank of Marin Bancorp	3,199	258,639
Bank of NT Butterfield & Son, Ltd. (The)	25,319	1,157,585
Banner Corp. (b)	14,787	889,142
Bar Harbor Bankshares	7,342	222,389
Berkshire Hills Bancorp, Inc.	18,786	762,712
Blue Hills Bancorp, Inc.	13,063	289,999
Boston Private Financial Holdings, Inc. (b)	40,232	639,689
Bridge Bancorp, Inc.	8,870	318,877
Brookline Bancorp, Inc.	36,642	681,541
Bryn Mawr Bank Corp.	9,382	434,387
Business First Bancshares, Inc. (b)	7,662	201,894
Byline Bancorp, Inc. (a)	8,170	182,518
Cadence BanCorp	21,527	621,484
Cambridge Bancorp	2,709	234,437
Camden National Corp.	7,839	358,321
Capital City Bank Group, Inc.	5,769	136,321
Carolina Financial Corp.	8,963	384,692
Cathay General Bancorp	34,405	1,393,058
CBTX, Inc. (b)	8,948	295,731
CenterState Bank Corp.	37,918	1,130,715
Central Pacific Financial Corp.	15,142	433,818
Chemical Financial Corp. (b)	32,547	1,811,891
Citizens & Northern Corp.	6,716	173,676
City Holding Co.	7,242	544,816
Civista Bancshares, Inc.	5,257	127,430
CNB Financial Corp. (b)	6,782	203,867
CoBiz Financial, Inc.	17,832	383,031
Codorus Valley Bancorp, Inc.	4,514	138,490
Columbia Banking System, Inc. (b)	32,810	1,341,929
Community Bank System, Inc.	22,304	1,317,497
Community Trust Bancorp, Inc.	8,162	407,692
ConnectOne Bancorp, Inc.	13,860	345,114
Customers Bancorp, Inc. (a)	13,560	384,833
CVB Financial Corp. (b)	48,585	1,089,276
Eagle Bancorp, Inc. (a)	15,010	920,113
Enterprise Bancorp, Inc.	4,064	164,308
Enterprise Financial Services Corp.	10,782	581,689
Equity Bancshares, Inc. - Class A (a)	5,404	224,158
Farmers & Merchants Bancorp, Inc.	4,006	161,642
Farmers Capital Bank Corp.	3,713	193,447
Farmers National Banc Corp.	13,414	213,953

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Banks—(Continued)
FB Financial Corp.	6,411	$261,056
FCB Financial Holdings, Inc. - Class A (a)	19,470	1,144,836
Fidelity Southern Corp.	10,827	275,114
Financial Institutions, Inc.	6,461	212,567
First BanCorp (a)	98,874	756,386
First Bancorp	12,826	524,712
First Bancorp, Inc.	5,308	149,792
First Bancshares, Inc. (The)	6,100	219,295
First Busey Corp.	20,300	643,916
First Commonwealth Financial Corp.	45,936	712,467
First Community Bancshares, Inc.	8,470	269,854
First Connecticut Bancorp, Inc.	7,629	233,447
First Financial Bancorp	44,701	1,370,086
First Financial Bankshares, Inc.	29,699	1,511,679
First Financial Corp.	5,203	235,956
First Foundation, Inc. (a)	13,966	258,930
First Internet Bancorp	4,019	137,048
First Interstate BancSystem, Inc. - Class A (b)	15,279	644,774
First Merchants Corp.	22,695	1,053,048
First Mid-Illinois Bancshares, Inc.	5,809	228,294
First Midwest Bancorp, Inc.	47,879	1,219,478
First of Long Island Corp. (The)	9,924	246,611
Flushing Financial Corp.	13,422	350,314
Franklin Financial Network, Inc. (a)	4,922	185,067
Fulton Financial Corp. (b)	76,291	1,258,802
German American Bancorp, Inc.	10,138	363,447
Glacier Bancorp, Inc.	38,814	1,501,326
Great Southern Bancorp, Inc.	4,991	285,485
Great Western Bancorp, Inc. (b)	26,273	1,103,203
Green Bancorp, Inc.	11,285	243,756
Guaranty Bancorp	11,425	340,465
Guaranty Bancshares, Inc.	3,976	130,969
Hancock Holding Co.	38,834	1,811,606
Hanmi Financial Corp.	15,681	444,556
HarborOne Bancorp, Inc. (a)	7,489	141,842
Heartland Financial USA, Inc. (b)	13,588	745,302
Heritage Commerce Corp.	17,854	303,339
Heritage Financial Corp.	15,777	549,828
Hilltop Holdings, Inc.	34,409	759,407
Home BancShares, Inc. (b)	72,785	1,642,030
HomeTrust Bancshares, Inc. (a)	8,531	240,148
Hope Bancorp, Inc. (b)	59,993	1,069,675
Horizon Bancorp	17,556	363,234
Howard Bancorp, Inc. (a)	6,845	123,210
Iberiabank Corp.	25,591	1,939,798
Independent Bank Corp.	11,863	302,507
Independent Bank Corp./Rockland Trust	12,760	1,000,384
Independent Bank Group, Inc.	9,806	655,041
International Bancshares Corp.	25,537	1,092,984
Investar Holding Corp.	4,650	128,573
Investors Bancorp, Inc.	113,703	1,454,261
Lakeland Bancorp, Inc.	19,901	395,035
Lakeland Financial Corp. (b)	11,384	548,595
LegacyTexas Financial Group, Inc.	21,060	821,761
Live Oak Bancshares, Inc. (b)	14,028	429,958
Macatawa Bank Corp.	14,416	175,010
MB Financial, Inc.	37,890	1,769,463

Banks—(Continued)
Mercantile Bank Corp.	8,647	319,593
Metropolitan Bank Holding Corp. (a)	3,277	171,977
Midland States Bancorp, Inc.	10,034	343,765
MidWestOne Financial Group, Inc.	5,585	188,661
National Bank Holdings Corp. - Class A	12,889	497,387
National Bankshares, Inc.	3,487	161,797
National Commerce Corp. (a)	7,109	329,147
NBT Bancorp, Inc.	20,117	767,464
Nicolet Bankshares, Inc. (a)	4,410	243,035
Northrim BanCorp, Inc.	3,529	139,572
OFG Bancorp	19,884	279,370
Old Line Bancshares, Inc.	7,597	265,211
Old National Bancorp (b)	69,241	1,287,883
Old Second Bancorp, Inc.	14,296	205,862
Opus Bank	8,631	247,710
Origin Bancorp, Inc.	9,578	392,123
Pacific Premier Bancorp, Inc. (a) (b)	21,020	801,913
Park National Corp.	6,712	747,851
Peapack Gladstone Financial Corp.	8,311	287,477
People’s Utah Bancorp	7,011	250,293
Peoples Bancorp, Inc.	8,443	318,977
Peoples Financial Services Corp.	3,673	172,704
Preferred Bank	6,573	403,977
QCR Holdings, Inc.	5,811	275,732
RBB Bancorp	6,720	215,846
Reliant Bancorp, Inc.	5,179	145,271
Renasant Corp.	22,158	1,008,632
Republic Bancorp, Inc. - Class A	5,421	245,571
Republic First Bancorp, Inc. (a)	22,031	172,943
S&T Bancorp, Inc.	15,660	677,138
Sandy Spring Bancorp, Inc.	16,080	659,441
Seacoast Banking Corp. of Florida (a)	21,315	673,128
ServisFirst Bancshares, Inc.	20,928	873,325
Shore Bancshares, Inc.	6,600	125,532
Sierra Bancorp	5,841	164,950
Simmons First National Corp. - Class A	41,478	1,240,192
SmartFinancial, Inc. (a)	5,821	149,949
South State Corp.	16,714	1,441,583
Southern First Bancshares, Inc. (a)	3,419	151,120
Southern National Bancorp of Virginia, Inc.	10,799	192,654
Southside Bancshares, Inc.	15,530	523,050
State Bank Financial Corp.	16,379	547,059
Stock Yards Bancorp, Inc.	10,633	405,649
Summit Financial Group, Inc.	5,705	153,122
Tompkins Financial Corp.	6,912	593,603
Towne Bank	30,317	973,176
TriCo Bancshares	9,787	366,523
TriState Capital Holdings, Inc. (a)	11,422	298,114
Triumph Bancorp, Inc. (a)	11,267	459,130
Trustmark Corp.	31,188	1,017,664
UMB Financial Corp.	20,613	1,571,329
Union Bankshares Corp. (b)	30,030	1,167,566
United Bankshares, Inc. (b)	46,213	1,682,153
United Community Banks, Inc.	34,521	1,058,759
Univest Corp. of Pennsylvania	12,133	333,658
Valley National Bancorp	147,264	1,790,730
Veritex Holdings, Inc. (a)	11,061	343,665

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Banks—(Continued)
Washington Trust Bancorp, Inc.	7,713	$448,125
WesBanco, Inc.	19,861	894,539
West Bancorp, Inc.	8,036	202,105
Westamerica Bancorp (b)	11,738	663,314

		96,972,785

Beverages—0.3%
Boston Beer Co., Inc. (The) - Class A (a)	3,688	1,105,294
Coca-Cola Bottling Co. Consolidated	2,376	321,069
Craft Brew Alliance, Inc. (a)	6,574	135,753
MGP Ingredients, Inc. (b)	6,119	543,428
National Beverage Corp. (a) (b)	5,742	613,820
Primo Water Corp. (a)	10,997	192,337

		2,911,701

Biotechnology—6.5%
Abeona Therapeutics, Inc. (a) (b)	19,333	309,328
ACADIA Pharmaceuticals, Inc. (a)	45,819	699,656
Acceleron Pharma, Inc. (a)	17,406	844,539
Achaogen, Inc. (a) (b)	14,077	121,907
Achillion Pharmaceuticals, Inc. (a)	56,103	158,771
Acorda Therapeutics, Inc. (a) (b)	20,455	587,058
Adamas Pharmaceuticals, Inc. (a) (b)	10,769	278,163
Aduro Biotech, Inc. (a)	31,799	222,593
Adverum Biotechnologies, Inc. (a)	28,341	150,207
Aimmune Therapeutics, Inc. (a) (b)	20,346	547,104
Akebia Therapeutics, Inc. (a)	21,429	213,861
Albireo Pharma, Inc. (a)	4,713	167,311
Alder Biopharmaceuticals, Inc. (a)	30,681	484,760
AMAG Pharmaceuticals, Inc. (a)	16,034	312,663
Amicus Therapeutics, Inc. (a) (b)	85,724	1,339,009
AnaptysBio, Inc. (a)	8,239	585,299
Apellis Pharmaceuticals, Inc. (a)	17,298	380,556
Arena Pharmaceuticals, Inc. (a) (b)	22,490	980,564
Arqule, Inc. (a)	43,816	242,302
Array BioPharma, Inc. (a)	91,194	1,530,235
Arrowhead Pharmaceuticals, Inc. (a) (b)	40,960	557,056
Atara Biotherapeutics, Inc. (a)	18,837	692,260
Athenex, Inc. (a)	20,171	376,391
Audentes Therapeutics, Inc. (a)	14,989	572,730
Bellicum Pharmaceuticals, Inc. (a)	20,814	153,607
BioCryst Pharmaceuticals, Inc. (a)	42,881	245,708
Biohaven Pharmaceutical Holding Co., Ltd. (a)	14,807	585,173
Blueprint Medicines Corp. (a)	19,368	1,229,481
Cara Therapeutics, Inc. (a) (b)	11,468	219,612
CareDx, Inc. (a) (b)	16,080	196,819
CASI Pharmaceuticals, Inc. (a) (b)	26,316	216,581
Catalyst Pharmaceuticals, Inc. (a)	50,349	157,089
ChemoCentryx, Inc. (a)	12,392	163,203
Clovis Oncology, Inc. (a)	21,967	998,839
Coherus Biosciences, Inc. (a)	22,472	314,608
Concert Pharmaceuticals, Inc. (a)	8,973	151,016
Corbus Pharmaceuticals Holdings, Inc. (a)	23,089	116,599
CTI BioPharma Corp. (a)	27,473	136,816
Cytokinetics, Inc. (a)	18,716	155,343
CytomX Therapeutics, Inc. (a)	18,290	418,109

Biotechnology—(Continued)
Deciphera Pharmaceuticals, Inc. (a) (b)	3,916	154,095
Denali Therapeutics, Inc. (a) (b)	12,469	190,152
Dicerna Pharmaceuticals, Inc. (a) (b)	21,711	265,960
Dynavax Technologies Corp. (a) (b)	28,690	437,522
Eagle Pharmaceuticals, Inc. (a)	4,988	377,392
Editas Medicine, Inc. (a) (b)	21,164	758,306
Emergent BioSolutions, Inc. (a)	20,512	1,035,651
Enanta Pharmaceuticals, Inc. (a)	7,598	880,608
Epizyme, Inc. (a)	25,075	339,766
Esperion Therapeutics, Inc. (a) (b)	10,901	427,210
Fate Therapeutics, Inc. (a)	23,078	261,705
FibroGen, Inc. (a)	34,111	2,135,349
Five Prime Therapeutics, Inc. (a) (b)	19,957	315,520
Flexion Therapeutics, Inc. (a) (b)	15,518	401,140
Foundation Medicine, Inc. (a)	7,156	978,225
G1 Therapeutics, Inc. (a) (b)	9,655	419,606
Genomic Health, Inc. (a)	10,989	553,846
Geron Corp. (a) (b)	78,073	267,790
Global Blood Therapeutics, Inc. (a)	23,097	1,043,984
GlycoMimetics, Inc. (a)	16,635	268,323
Halozyme Therapeutics, Inc. (a)	55,733	940,216
Heron Therapeutics, Inc. (a)	29,366	1,140,869
ImmunoGen, Inc. (a)	59,746	581,329
Immunomedics, Inc. (a) (b)	60,415	1,430,023
Inovio Pharmaceuticals, Inc. (a) (b)	36,297	142,284
Insmed, Inc. (a)	37,652	890,470
Intellia Therapeutics, Inc. (a) (b)	15,741	430,674
Intercept Pharmaceuticals, Inc. (a)	10,153	851,938
Intrexon Corp. (a) (b)	32,766	456,758
Invitae Corp. (a)	31,538	231,804
Iovance Biotherapeutics, Inc. (a)	38,763	496,166
Ironwood Pharmaceuticals, Inc. (a)	63,682	1,217,600
Kadmon Holdings, Inc. (a)	37,171	148,312
Karyopharm Therapeutics, Inc. (a)	23,047	391,569
Keryx Biopharmaceuticals, Inc. (a) (b)	40,309	151,562
Kindred Biosciences, Inc. (a)	13,711	146,022
Kura Oncology, Inc. (a)	10,102	183,856
La Jolla Pharmaceutical Co. (a) (b)	12,259	357,595
Lexicon Pharmaceuticals, Inc. (a)	23,843	286,116
Ligand Pharmaceuticals, Inc. (a) (b)	9,331	1,933,103
Loxo Oncology, Inc. (a)	12,113	2,101,363
MacroGenics, Inc. (a)	18,661	385,350
Madrigal Pharmaceuticals, Inc. (a)	2,701	755,443
MannKind Corp. (a)	74,268	141,109
MediciNova, Inc. (a) (b)	18,638	148,358
MiMedx Group, Inc. (a)	48,233	308,209
Minerva Neurosciences, Inc. (a)	16,304	134,508
Mirati Therapeutics, Inc. (a)	8,594	423,684
Momenta Pharmaceuticals, Inc. (a)	35,673	729,513
Myriad Genetics, Inc. (a) (b)	29,763	1,112,243
Natera, Inc. (a)	13,813	259,961
Novavax, Inc. (a)	186,126	249,409
Opko Health, Inc. (a) (b)	150,168	705,790
PDL BioPharma, Inc. (a)	76,001	177,842
Pieris Pharmaceuticals, Inc. (a)	20,651	104,701
PolarityTE, Inc. (a) (b)	4,264	100,375
Portola Pharmaceuticals, Inc. (a) (b)	29,932	1,130,532

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Biotechnology—(Continued)
Progenics Pharmaceuticals, Inc. (a)	32,263	$259,395
Prothena Corp. plc (a)	18,324	267,164
PTC Therapeutics, Inc. (a) (b)	21,050	710,016
Puma Biotechnology, Inc. (a)	13,791	815,738
Radius Health, Inc. (a) (b)	17,562	517,552
REGENXBIO, Inc. (a)	13,217	948,320
Repligen Corp. (a)	17,598	827,810
Retrophin, Inc. (a)	18,842	513,633
Rhythm Pharmaceuticals, Inc. (a)	6,192	193,562
Rigel Pharmaceuticals, Inc. (a)	101,362	286,854
Rocket Pharmaceuticals, Inc. (a) (b)	10,482	205,762
Sangamo Therapeutics, Inc. (a) (b)	47,157	669,629
Savara, Inc. (a)	13,047	147,692
Solid Biosciences, Inc. (a) (b)	4,622	164,682
Sorrento Therapeutics, Inc. (a)	42,779	308,009
Spark Therapeutics, Inc. (a)	14,454	1,196,213
Spectrum Pharmaceuticals, Inc. (a)	45,835	960,702
Stemline Therapeutics, Inc. (a)	11,947	191,749
Synergy Pharmaceuticals, Inc. (a) (b)	119,846	208,532
Syros Pharmaceuticals, Inc. (a)	13,108	133,833
TG Therapeutics, Inc. (a) (b)	28,284	371,935
Ultragenyx Pharmaceutical, Inc. (a)	21,505	1,653,089
Vanda Pharmaceuticals, Inc. (a)	24,336	463,601
Verastem, Inc. (a)	26,692	183,641
Vericel Corp. (a)	18,632	180,730
Viking Therapeutics, Inc. (a) (b)	21,697	205,905
Voyager Therapeutics, Inc. (a)	10,649	208,081
Xencor, Inc. (a)	21,420	792,754
ZIOPHARM Oncology, Inc. (a) (b)	65,990	199,290

		64,487,605

Building Products—1.3%
AAON, Inc.	19,095	634,909
Advanced Drainage Systems, Inc.	20,654	589,672
American Woodmark Corp. (a)	6,699	613,294
Apogee Enterprises, Inc.	13,684	659,158
Armstrong Flooring, Inc. (a)	11,681	164,001
Builders FirstSource, Inc. (a)	50,475	923,188
Caesarstone, Ltd. (b)	11,687	176,474
Continental Building Products, Inc. (a)	17,313	546,225
CSW Industrials, Inc. (a)	7,377	389,874
Gibraltar Industries, Inc. (a)	14,856	557,100
Griffon Corp.	14,438	256,996
Insteel Industries, Inc.	9,004	300,734
JELD-WEN Holding, Inc. (a)	31,537	901,643
Masonite International Corp. (a)	12,998	933,906
NCI Building Systems, Inc. (a)	19,586	411,306
Patrick Industries, Inc. (a)	10,680	607,158
PGT Innovations, Inc. (a)	22,494	469,000
Quanex Building Products Corp.	17,697	317,661
Simpson Manufacturing Co., Inc. (b)	18,988	1,180,864
Trex Co., Inc. (a)	26,970	1,688,052
Universal Forest Products, Inc.	28,668	1,049,822

		13,371,037

Capital Markets—1.3%
Arlington Asset Investment Corp. - Class A (b)	10,056	103,677
Artisan Partners Asset Management, Inc. - Class A	21,101	636,195
B. Riley Financial, Inc. (b)	10,620	239,481
BrightSphere Investment Group plc	35,717	509,325
Cohen & Steers, Inc. (b)	9,693	404,295
Cowen Group, Inc. (a) (b)	13,196	182,765
Diamond Hill Investment Group, Inc.	1,546	300,589
Donnelley Financial Solutions, Inc. (a)	16,100	279,657
Federated Investors, Inc. - Class B	44,522	1,038,253
Financial Engines, Inc.	29,145	1,308,611
Greenhill & Co., Inc.	13,790	391,636
Hamilton Lane, Inc. - Class A	6,064	290,890
Houlihan Lokey, Inc.	13,824	708,065
International FCStone, Inc. (a)	7,668	396,512
Investment Technology Group, Inc.	17,949	375,493
Ladenburg Thalmann Financial Services, Inc.	50,258	170,877
Moelis & Co. - Class A (b)	17,951	1,052,826
Oppenheimer Holdings, Inc. - Class A	4,998	139,944
Piper Jaffray Cos.	7,063	542,792
PJT Partners, Inc. - Class A	9,330	498,129
Safeguard Scientifics, Inc. (a)	10,084	129,075
Stifel Financial Corp.	31,676	1,655,071
Virtus Investment Partners, Inc.	3,239	414,430
Waddell & Reed Financial, Inc. - Class A (b)	38,993	700,704
Westwood Holdings Group, Inc.	3,235	192,612
WisdomTree Investments, Inc.	53,688	487,487

		13,149,391

Chemicals—2.1%
A. Schulman, Inc.	12,704	565,328
AdvanSix, Inc. (a)	14,472	530,109
American Vanguard Corp.	14,887	341,657
Balchem Corp. (b)	14,660	1,438,732
Chase Corp.	3,533	414,244
Ferro Corp. (a)	38,898	811,023
FutureFuel Corp.	10,195	142,832
GCP Applied Technologies, Inc. (a)	33,065	957,232
Hawkins, Inc.	4,778	168,902
HB Fuller Co.	23,194	1,245,054
Ingevity Corp. (a)	19,361	1,565,530
Innophos Holdings, Inc.	9,207	438,253
Innospec, Inc.	11,303	865,245
Intrepid Potash, Inc. (a)	47,533	194,885
KMG Chemicals, Inc.	6,159	454,411
Koppers Holdings, Inc. (a)	10,265	393,663
Kraton Corp. (a)	14,021	646,929
Kronos Worldwide, Inc.	11,199	252,313
Minerals Technologies, Inc. (b)	16,213	1,221,650
OMNOVA Solutions, Inc. (a)	21,500	223,600
PolyOne Corp.	36,722	1,587,125
PQ Group Holdings, Inc. (a)	14,392	259,056
Quaker Chemical Corp.	5,838	904,131
Rayonier Advanced Materials, Inc.	22,944	392,113
Sensient Technologies Corp. (b)	19,430	1,390,217
Stepan Co.	9,222	719,408
Trecora Resources (a) (b)	10,819	160,662

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Chemicals—(Continued)
Tredegar Corp.	13,367	$314,125
Trinseo S.A.	19,403	1,376,643
Tronox, Ltd. - Class A	43,198	850,137

		20,825,209

Commercial Services & Supplies—2.6%
ABM Industries, Inc.	30,335	885,175
ACCO Brands Corp.	48,975	678,304
Advanced Disposal Services, Inc. (a)	33,294	825,025
Brady Corp. - Class A	21,723	837,422
Brink’s Co. (The)	22,882	1,824,840
Casella Waste Systems, Inc. - Class A (a)	20,153	516,118
Cimpress NV (a)	10,053	1,457,283
Covanta Holding Corp. (b)	53,904	889,416
Deluxe Corp. (b)	21,616	1,431,195
Ennis, Inc.	14,123	287,403
Essendant, Inc.	18,301	241,939
Healthcare Services Group, Inc. (b)	33,788	1,459,304
Heritage-Crystal Clean, Inc. (a)	7,474	150,227
Herman Miller, Inc.	27,251	923,809
HNI Corp. (b)	20,835	775,062
InnerWorkings, Inc. (a)	18,741	162,859
Interface, Inc.	27,071	621,280
Kimball International, Inc. - Class B	16,738	270,486
Knoll, Inc.	23,781	494,883
LSC Communications, Inc.	16,124	252,502
Matthews International Corp. - Class A	14,349	843,721
McGrath RentCorp	10,515	665,284
Mobile Mini, Inc.	20,245	949,491
MSA Safety, Inc.	15,545	1,497,605
Multi-Color Corp. (b)	6,168	398,761
Pitney Bowes, Inc.	86,450	740,877
Quad/Graphics, Inc.	13,076	272,373
RR Donnelley & Sons Co.	33,770	194,515
SP Plus Corp. (a)	10,567	393,092
Steelcase, Inc. - Class A (b)	39,276	530,226
Team, Inc. (a) (b)	14,183	327,627
Tetra Tech, Inc. (f)	25,687	1,502,690
U.S. Ecology, Inc.	10,067	641,268
UniFirst Corp.	6,967	1,232,462
Viad Corp.	8,932	484,561
VSE Corp.	4,190	200,198

		25,859,283

Communications Equipment—1.6%
Acacia Communications, Inc. (a) (b)	12,769	444,489
ADTRAN, Inc.	24,190	359,221
Applied Optoelectronics, Inc. (a)	8,622	387,128
CalAmp Corp. (a)	14,239	333,620
Calix, Inc. (a)	21,486	167,591
Casa Systems, Inc. (a)	7,309	119,356
Ciena Corp. (a)	65,304	1,731,209
Comtech Telecommunications Corp.	11,475	365,823
Digi International, Inc. (a)	12,500	165,000
Extreme Networks, Inc. (a)	50,414	401,295
Finisar Corp. (a) (b)	52,901	952,218

Communications Equipment—(Continued)
Harmonic, Inc. (a) (b)	39,538	168,036
Infinera Corp. (a) (b)	66,643	661,765
InterDigital, Inc.	16,024	1,296,342
Lumentum Holdings, Inc. (a)	28,564	1,653,856
NETGEAR, Inc. (a) (b)	14,969	935,562
NetScout Systems, Inc. (a) (b)	40,021	1,188,624
Oclaro, Inc. (a)	75,775	676,671
Plantronics, Inc.	15,665	1,194,456
Quantenna Communications, Inc. (a)	15,870	246,620
Ribbon Communications, Inc. (a)	25,862	184,137
ViaSat, Inc. (a) (b)	24,578	1,615,266
Viavi Solutions, Inc. (a) (b)	104,090	1,065,882

		16,314,167

Construction & Engineering—1.0%
Aegion Corp. (a)	15,075	388,181
Argan, Inc.	6,140	251,433
Comfort Systems USA, Inc.	17,796	815,057
Dycom Industries, Inc. (a) (b)	13,476	1,273,617
EMCOR Group, Inc.	26,752	2,037,967
Granite Construction, Inc. (b)	19,793	1,101,678
Great Lakes Dredge & Dock Corp. (a)	27,775	145,819
KBR, Inc.	62,037	1,111,703
MasTec, Inc. (a)	28,988	1,471,141
MYR Group, Inc. (a)	6,874	243,752
NV5 Global, Inc. (a)	3,969	275,052
Primoris Services Corp.	17,845	485,919
Sterling Construction Co., Inc. (a)	13,246	172,595
Tutor Perini Corp. (a) (b)	19,192	354,093
Willscot Corp. (a) (b)	21,983	325,349

		10,453,356

Construction Materials—0.2%
Summit Materials, Inc. - Class A (a)	51,305	1,346,756
U.S. Concrete, Inc. (a) (b)	7,217	378,893

		1,725,649

Consumer Finance—0.7%
Encore Capital Group, Inc. (a) (b)	11,469	419,765
Enova International, Inc. (a) (b)	15,391	562,541
EZCORP, Inc. - Class A (a) (b)	25,543	307,793
FirstCash, Inc.	20,688	1,858,817
Green Dot Corp. - Class A (a)	21,516	1,579,059
LendingClub Corp. (a)	147,374	558,548
Nelnet, Inc. - Class A	9,125	532,991
PRA Group, Inc. (a) (b)	19,388	747,407
Regional Management Corp. (a)	5,496	192,470
World Acceptance Corp. (a)	2,848	316,157

		7,075,548

Containers & Packaging—0.1%
Greif, Inc. - Class A (b)	12,112	640,604
Greif, Inc. - Class B	2,277	131,155
Myers Industries, Inc.	14,676	281,779

		1,053,538

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Distributors—0.1%
Core-Mark Holding Co., Inc.	21,704	$492,681

Diversified Consumer Services—0.9%
Adtalem Global Education, Inc. (a)	27,412	1,318,517
American Public Education, Inc. (a)	6,406	269,693
Capella Education Co.	5,633	555,977
Career Education Corp. (a)	31,150	503,696
Carriage Services, Inc.	7,506	184,272
Chegg, Inc. (a)	48,634	1,351,539
Houghton Mifflin Harcourt Co. (a)	48,710	372,632
K12, Inc. (a)	17,337	283,807
Laureate Education, Inc. - Class A (a)	25,970	372,150
Regis Corp. (a)	18,180	300,697
Sotheby’s (a)	17,875	971,327
Strayer Education, Inc.	5,054	571,153
Weight Watchers International, Inc. (a) (b)	17,564	1,775,720

		8,831,180

Diversified Financial Services—0.2%
Cannae Holdings, Inc. (a)	30,326	562,547
FGL Holdings (a)	74,402	624,233
Marlin Business Services Corp.	4,371	130,474
On Deck Capital, Inc. (a)	25,436	178,052

		1,495,306

Diversified Telecommunication Services—0.5%
ATN International, Inc.	4,754	250,869
Cincinnati Bell, Inc. (a)	19,517	306,417
Cogent Communications Holdings, Inc.	19,575	1,045,305
Consolidated Communications Holdings, Inc. (b)	32,698	404,147
Frontier Communications Corp. (b)	37,100	198,856
Intelsat S.A. (a)	18,597	309,826
Iridium Communications, Inc. (a)	44,054	709,269
ORBCOMM, Inc. (a) (b)	31,662	319,786
Vonage Holdings Corp. (a)	100,838	1,299,802
Windstream Holdings, Inc. (a)	18,044	95,092

		4,939,369

Electric Utilities—1.0%
ALLETE, Inc.	23,439	1,814,413
El Paso Electric Co.	18,779	1,109,839
IDACORP, Inc.	22,802	2,103,257
MGE Energy, Inc.	15,960	1,006,278
Otter Tail Corp.	18,035	858,466
PNM Resources, Inc.	36,376	1,415,026
Portland General Electric Co.	40,066	1,713,222

		10,020,501

Electrical Equipment—0.7%
Allied Motion Technologies, Inc.	3,283	157,190
Atkore International Group, Inc. (a)	18,445	383,103
AZZ, Inc.	12,522	544,081
Encore Wire Corp.	9,729	461,641
Energous Corp. (a) (b)	8,994	133,381
EnerSys	19,020	1,419,653

Electrical Equipment—(Continued)
Enphase Energy, Inc. (a) (b)	42,528	286,213
Generac Holdings, Inc. (a)	26,660	1,379,122
Plug Power, Inc. (a) (b)	107,957	218,073
Powell Industries, Inc.	4,404	153,391
Preformed Line Products Co.	1,536	136,366
Sunrun, Inc. (a) (b)	43,801	575,983
Thermon Group Holdings, Inc. (a)	15,847	362,421
TPI Composites, Inc. (a)	7,332	214,388
Vicor Corp. (a)	8,793	382,935

		6,807,941

Electronic Equipment, Instruments & Components—2.5%
Anixter International, Inc. (a)	13,642	863,539
AVX Corp.	21,871	342,719
Badger Meter, Inc. (b)	13,640	609,708
Belden, Inc.	18,557	1,134,204
Benchmark Electronics, Inc.	24,418	711,785
Control4 Corp. (a)	10,604	257,783
CTS Corp.	15,701	565,236
Daktronics, Inc.	17,820	151,648
Electro Scientific Industries, Inc. (a) (b)	16,104	253,960
ePlus, Inc. (a)	6,246	587,749
Fabrinet (a)	17,507	645,833
FARO Technologies, Inc. (a)	7,841	426,158
Fitbit, Inc. - Class A (a)	95,538	623,863
II-VI, Inc. (a)	28,216	1,225,985
Insight Enterprises, Inc. (a) (f)	17,579	860,140
Itron, Inc. (a)	14,816	889,701
KEMET Corp. (a)	25,798	623,022
Kimball Electronics, Inc. (a)	14,109	258,195
Knowles Corp. (a)	40,362	617,539
Mesa Laboratories, Inc.	1,474	311,132
Methode Electronics, Inc.	15,351	618,645
MTS Systems Corp.	7,482	393,927
Novanta, Inc. (a)	15,349	956,243
OSI Systems, Inc. (a)	8,490	656,532
Park Electrochemical Corp.	10,569	245,095
PC Connection, Inc.	5,366	178,151
Plexus Corp. (a) (f)	15,422	918,226
Rogers Corp. (a)	8,166	910,182
Sanmina Corp. (a)	31,844	933,029
ScanSource, Inc. (a)	12,162	490,129
SYNNEX Corp.	13,848	1,336,470
Systemax, Inc.	5,954	204,401
Tech Data Corp. (a) (b)	17,438	1,432,008
TTM Technologies, Inc. (a)	43,439	765,830
VeriFone Systems, Inc. (a)	52,265	1,192,687
Vishay Intertechnology, Inc.	60,883	1,412,486
Vishay Precision Group, Inc. (a)	5,267	200,936

		24,804,876

Energy Equipment & Services—1.9%
Archrock, Inc.	63,000	756,000
Bristow Group, Inc. (a)	17,044	240,491
C&J Energy Services, Inc. (a)	30,083	709,959
Cactus, Inc. - Class A (a)	10,801	364,966

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Energy Equipment & Services—(Continued)
Covia Holdings Corp. (a)	15,170	$281,555
Diamond Offshore Drilling, Inc. (a) (b)	32,772	683,624
Dril-Quip, Inc. (a) (b)	18,125	931,625
Era Group, Inc. (a)	10,706	138,643
Exterran Corp. (a)	14,849	371,819
Forum Energy Technologies, Inc. (a)	38,569	476,327
Frank’s International NV	36,054	281,221
FTS International, Inc. (a)	7,784	110,844
Helix Energy Solutions Group, Inc. (a)	67,569	562,850
Keane Group, Inc. (a)	25,842	353,260
Liberty Oilfield Services, Inc. - Class A (a) (b)	6,341	118,703
Mammoth Energy Services, Inc. (a)	4,359	148,032
Matrix Service Co. (a)	14,196	260,497
McDermott International, Inc. (a)	84,462	1,659,678
Natural Gas Services Group, Inc. (a)	6,643	156,775
Newpark Resources, Inc. (a)	41,815	453,693
Nine Energy Service, Inc. (a)	4,283	141,853
Noble Corp. plc (a)	121,320	767,956
Ocean Rig UDW, Inc. (a)	25,463	750,649
Oceaneering International, Inc.	45,596	1,160,874
Oil States International, Inc. (a)	27,605	886,120
Pioneer Energy Services Corp. (a)	39,022	228,279
ProPetro Holding Corp. (a)	33,439	524,323
Rowan Cos. plc - Class A (a) (b)	56,769	920,793
SEACOR Holdings, Inc. (a)	7,977	456,843
SEACOR Marine Holdings, Inc. (a)	8,966	207,025
Select Energy Services, Inc. - Class A (a)	21,969	319,209
Solaris Oilfield Infrastructure, Inc. - Class A (a)	9,598	137,155
Superior Energy Services, Inc. (a)	73,574	716,611
TETRA Technologies, Inc. (a)	60,024	267,107
Tidewater, Inc. (a)	11,300	326,909
U.S. Silica Holdings, Inc. (b)	38,361	985,494
Unit Corp. (a)	24,655	630,182

		18,487,944

Equity Real Estate Investment Trusts—6.8%
Acadia Realty Trust	38,553	1,055,196
Agree Realty Corp.	13,037	687,962
Alexander & Baldwin, Inc.	29,617	695,999
Alexander’s, Inc.	1,029	393,726
American Assets Trust, Inc.	19,187	734,670
Americold Realty Trust	29,005	638,690
Armada Hoffler Properties, Inc.	19,662	292,964
Ashford Hospitality Trust, Inc.	36,619	296,614
Braemar Hotels & Resorts, Inc.	14,521	165,830
CareTrust REIT, Inc.	34,103	569,179
CatchMark Timber Trust, Inc. - Class A	23,620	300,683
CBL & Associates Properties, Inc. (b)	78,651	438,086
Cedar Realty Trust, Inc.	37,954	179,143
Chatham Lodging Trust	24,253	514,649
Chesapeake Lodging Trust	28,075	888,293
City Office REIT, Inc.	14,820	190,141
Community Healthcare Trust, Inc.	10,565	315,577
CoreCivic, Inc.	54,476	1,301,432
CorEnergy Infrastructure Trust, Inc. (b)	5,980	224,848
Cousins Properties, Inc. (b)	195,107	1,890,587

Equity Real Estate Investment Trusts—(Continued)
DiamondRock Hospitality Co. (b)	92,371	1,134,316
Easterly Government Properties, Inc. (b)	19,718	389,628
EastGroup Properties, Inc.	15,737	1,503,828
Education Realty Trust, Inc.	35,414	1,469,681
Farmland Partners, Inc. (b)	13,291	116,961
First Industrial Realty Trust, Inc.	56,839	1,895,012
Four Corners Property Trust, Inc.	29,818	734,417
Franklin Street Properties Corp.	48,177	412,395
Front Yard Residential Corp.	23,934	249,392
Geo Group, Inc. (The)	57,346	1,579,309
Getty Realty Corp.	13,449	378,858
Gladstone Commercial Corp.	13,243	254,530
Global Net Lease, Inc.	31,987	653,494
Government Properties Income Trust	44,872	711,221
Gramercy Property Trust	72,551	1,982,093
Healthcare Realty Trust, Inc. (b)	56,754	1,650,406
Hersha Hospitality Trust (b)	21,188	454,483
Independence Realty Trust, Inc.	39,339	405,585
Industrial Logistics Properties Trust	13,992	312,721
InfraREIT, Inc. (a)	19,986	443,090
Investors Real Estate Trust	57,210	316,371
iStar, Inc. (a)	31,393	338,730
Jernigan Capital, Inc.	4,880	93,013
Kite Realty Group Trust	38,990	665,949
LaSalle Hotel Properties	53,145	1,819,153
Lexington Realty Trust	99,394	867,710
LTC Properties, Inc.	17,896	764,875
Mack-Cali Realty Corp.	43,539	882,971
MedEquities Realty Trust, Inc.	10,709	118,013
Monmouth Real Estate Investment Corp.	32,365	534,993
National Health Investors, Inc.	18,569	1,368,164
National Storage Affiliates Trust	22,968	707,874
New Senior Investment Group, Inc.	36,096	273,247
NexPoint Residential Trust, Inc.	9,154	260,431
NorthStar Realty Europe Corp.	30,012	434,874
One Liberty Properties, Inc.	6,290	166,119
Pebblebrook Hotel Trust	30,891	1,198,571
Pennsylvania Real Estate Investment Trust (b)	32,570	357,944
Physicians Realty Trust	82,152	1,309,503
Piedmont Office Realty Trust, Inc. - Class A	58,830	1,172,482
PotlatchDeltic Corp.	27,255	1,385,917
Preferred Apartment Communities, Inc. - Class A	18,839	320,075
PS Business Parks, Inc.	8,900	1,143,650
QTS Realty Trust, Inc. - Class A	22,822	901,469
Quality Care Properties, Inc. (a)	44,567	958,636
Ramco-Gershenson Properties Trust	37,976	501,663
Retail Opportunity Investments Corp. (b)	52,344	1,002,911
Rexford Industrial Realty, Inc.	38,874	1,220,255
RLJ Lodging Trust (b)	77,648	1,712,138
Ryman Hospitality Properties, Inc.	20,432	1,698,921
Sabra Health Care REIT, Inc. (b)	80,613	1,751,720
Saul Centers, Inc.	5,405	289,600
Select Income REIT	31,114	699,132
Seritage Growth Properties - Class A (b)	15,000	636,450
Spirit MTA REIT (a)	21,163	217,979
STAG Industrial, Inc.	44,891	1,222,382
Summit Hotel Properties, Inc.	48,101	688,325

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Equity Real Estate Investment Trusts—(Continued)
Sunstone Hotel Investors, Inc.	103,053	$1,712,741
Tanger Factory Outlet Centers, Inc.	42,302	993,674
Terreno Realty Corp.	25,347	954,821
Tier REIT, Inc.	22,342	531,293
UMH Properties, Inc.	14,825	227,564
Universal Health Realty Income Trust	6,109	390,854
Urban Edge Properties	50,231	1,148,783
Urstadt Biddle Properties, Inc. - Class A	13,207	298,874
Washington Prime Group, Inc. (b)	85,471	693,170
Washington Real Estate Investment Trust	34,947	1,059,943
Whitestone REIT	18,215	227,323
Xenia Hotels & Resorts, Inc.	50,544	1,231,252

		67,978,191

Food & Staples Retailing—0.6%
Andersons, Inc. (The)	13,251	453,184
Chefs’ Warehouse, Inc. (The) (a)	8,577	244,445
Ingles Markets, Inc. - Class A	6,173	196,301
Performance Food Group Co. (a)	45,579	1,672,749
Pricesmart, Inc.	10,376	939,028
Rite Aid Corp. (a) (b)	482,534	834,784
SpartanNash Co.	16,917	431,722
SUPERVALU, Inc. (a) (b)	17,497	359,038
United Natural Foods, Inc. (a) (b)	23,843	1,017,142
Weis Markets, Inc. (b)	4,490	239,497

		6,387,890

Food Products—1.1%
B&G Foods, Inc. (b)	30,133	900,977
Cal-Maine Foods, Inc. (a)	14,364	658,589
Calavo Growers, Inc. (b)	7,353	706,991
Darling Ingredients, Inc. (a) (b)	72,905	1,449,351
Dean Foods Co.	42,544	447,138
Farmer Bros Co. (a)	3,967	121,192
Fresh Del Monte Produce, Inc. (b)	15,644	696,940
Freshpet, Inc. (a)	10,616	291,409
Hostess Brands, Inc. (a)	45,622	620,459
J&J Snack Foods Corp.	6,995	1,066,528
John B Sanfilippo & Son, Inc.	4,150	308,968
Lancaster Colony Corp.	8,639	1,195,810
Landec Corp. (a)	14,010	208,749
Limoneira Co.	6,209	152,804
Sanderson Farms, Inc.	9,362	984,414
Simply Good Foods Co. (The) (a)	33,819	488,346
Tootsie Roll Industries, Inc. (b)	8,871	273,670

		10,572,335

Gas Utilities—1.2%
Chesapeake Utilities Corp.	6,975	557,651
New Jersey Resources Corp.	38,723	1,732,854
Northwest Natural Gas Co.	13,257	845,797
ONE Gas, Inc.	23,372	1,746,823
South Jersey Industries, Inc.	40,987	1,371,835
Southwest Gas Holdings, Inc.	21,731	1,657,424
Spire, Inc.	22,428	1,584,538

Gas Utilities—(Continued)
WGL Holdings, Inc.	23,301	2,067,964

		11,564,886

Health Care Equipment & Supplies—3.5%
Abaxis, Inc.	9,728	807,521
Accuray, Inc. (a)	37,218	152,594
AngioDynamics, Inc. (a)	17,852	397,028
Anika Therapeutics, Inc. (a) (b)	7,087	226,784
Antares Pharma, Inc. (a)	71,731	185,066
AtriCure, Inc. (a)	16,270	440,104
Atrion Corp.	618	370,429
Avanos Medical, Inc.	20,898	1,196,411
AxoGen, Inc. (a) (b)	15,476	777,669
Cardiovascular Systems, Inc. (a)	14,951	483,515
Cerus Corp. (a)	58,326	389,034
CONMED Corp.	11,683	855,196
CryoLife, Inc. (a)	17,220	479,577
CryoPort, Inc. (a) (b)	12,188	192,327
Cutera, Inc. (a)	6,744	271,783
CytoSorbents Corp. (a)	14,785	168,549
Endologix, Inc. (a)	41,313	233,832
GenMark Diagnostics, Inc. (a)	26,350	168,113
Glaukos Corp. (a) (b)	15,446	627,725
Globus Medical, Inc. - Class A (a)	32,771	1,653,625
Haemonetics Corp. (a)	25,143	2,254,824
Heska Corp. (a)	3,277	340,120
Inogen, Inc. (a) (b)	8,037	1,497,534
Integer Holdings Corp. (a)	15,275	987,529
Invacare Corp. (b)	15,930	296,298
iRhythm Technologies, Inc. (a)	11,010	893,241
K2M Group Holdings, Inc. (a)	19,428	437,130
Lantheus Holdings, Inc. (a)	18,267	265,785
LeMaitre Vascular, Inc. (b)	7,651	256,155
LivaNova plc (a)	22,214	2,217,401
Meridian Bioscience, Inc. (b)	22,552	358,577
Merit Medical Systems, Inc. (a)	23,310	1,193,472
Natus Medical, Inc. (a)	15,157	522,917
Neogen Corp. (a)	22,979	1,842,686
Nevro Corp. (a) (b)	13,030	1,040,446
Novocure, Ltd. (a)	33,161	1,037,939
NuVasive, Inc. (a)	23,689	1,234,671
Nuvectra Corp. (a)	7,232	148,473
NxStage Medical, Inc. (a)	30,508	851,173
OraSure Technologies, Inc. (a)	28,446	468,506
Orthofix International NV (a)	7,561	429,616
Oxford Immunotec Global plc (a)	12,520	161,383
Quidel Corp. (a)	15,132	1,006,278
Rockwell Medical, Inc. (a) (b)	18,836	92,861
RTI Surgical, Inc. (a)	28,338	130,355
Senseonics Holdings, Inc. (a)	34,379	141,298
Sientra, Inc. (a)	11,599	226,296
STAAR Surgical Co. (a)	19,419	601,989
SurModics, Inc. (a)	6,159	339,977
Tactile Systems Technology, Inc. (a)	8,238	428,376
Tandem Diabetes Care, Inc. (a)	21,218	467,220
TransEnterix, Inc. (a) (b)	76,003	331,373

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Equipment & Supplies—(Continued)
Utah Medical Products, Inc.	2,002	$220,520
Varex Imaging Corp. (a)	17,885	663,355
ViewRay, Inc. (a) (b)	25,410	175,837
Wright Medical Group NV (a) (b)	47,569	1,234,891

		34,873,384

Health Care Providers & Services—2.0%
Addus HomeCare Corp. (a)	4,191	239,935
Amedisys, Inc. (a)	13,972	1,194,047
AMN Healthcare Services, Inc. (a) (b)	21,592	1,265,291
Apollo Medical Holdings, Inc. (a) (b)	15,618	403,882
BioScrip, Inc. (a)	64,727	189,650
BioTelemetry, Inc. (a) (b)	15,132	680,940
Brookdale Senior Living, Inc. (a)	86,808	789,085
Capital Senior Living Corp. (a)	14,260	152,154
Civitas Solutions, Inc. (a)	6,456	105,878
Community Health Systems, Inc. (a) (b)	43,409	144,118
Corvel Corp. (a)	5,325	287,550
Cross Country Healthcare, Inc. (a)	16,495	185,569
Diplomat Pharmacy, Inc. (a)	26,141	668,164
Ensign Group, Inc. (The) (b)	24,374	873,077
HealthEquity, Inc. (a) (b)	24,735	1,857,599
Kindred Healthcare, Inc. (a)	40,056	360,504
LHC Group, Inc. (a)	14,209	1,216,148
LifePoint Health, Inc. (a)	16,466	803,541
Magellan Health, Inc. (a)	11,100	1,065,045
National Healthcare Corp.	5,246	369,213
National Research Corp. - Class A	4,950	185,130
Owens & Minor, Inc. (b)	28,475	475,817
Patterson Cos., Inc.	37,980	861,007
Providence Service Corp. (The) (a)	5,978	469,572
R1 RCM, Inc. (a) (b)	47,026	408,186
RadNet, Inc. (a)	21,044	315,660
Select Medical Holdings Corp. (a)	52,961	961,242
Surgery Partners, Inc. (a) (b)	9,540	142,146
Tenet Healthcare Corp. (a)	38,490	1,292,109
Tivity Health, Inc. (a)	18,680	657,536
Triple-S Management Corp. - Class B (a)	12,074	471,610
U.S. Physical Therapy, Inc. (b)	6,011	577,056

		19,668,461

Health Care Technology—1.1%
Allscripts Healthcare Solutions, Inc. (a)	85,323	1,023,876
Castlight Health, Inc. - Class B (a)	39,908	169,609
Computer Programs & Systems, Inc.	5,856	192,663
Cotiviti Holdings, Inc. (a)	17,395	767,641
Evolent Health, Inc. - Class A (a) (b)	31,066	653,939
HealthStream, Inc.	12,016	328,157
HMS Holdings Corp. (a)	40,747	880,950
Inovalon Holdings, Inc. - Class A (a)	29,972	297,472
Inspire Medical Systems, Inc. (a)	5,793	206,578
Medidata Solutions, Inc. (a) (b)	26,132	2,105,194
Omnicell, Inc. (a)	18,897	991,148
Quality Systems, Inc. (a)	24,814	483,873
Simulations Plus, Inc.	5,803	129,117
Tabula Rasa HealthCare, Inc. (a)	8,170	521,491

Health Care Technology—(Continued)
Teladoc, Inc. (a) (b)	28,383	1,647,633
Vocera Communications, Inc. (a)	13,407	400,735

		10,800,076

Hotels, Restaurants & Leisure—3.2%
BBX Capital Corp. (b)	39,560	357,227
Belmond, Ltd. - Class A (a) (b)	41,761	465,635
BJ’s Restaurants, Inc.	9,083	544,980
Bloomin’ Brands, Inc.	41,567	835,497
Bojangles’, Inc. (a)	8,911	128,318
Boyd Gaming Corp.	36,831	1,276,563
Brinker International, Inc. (b)	20,422	972,087
Carrols Restaurant Group, Inc. (a)	17,458	259,251
Cheesecake Factory, Inc. (The) (b)	18,905	1,040,909
Churchill Downs, Inc.	5,372	1,592,798
Chuy’s Holdings, Inc. (a) (b)	8,272	253,950
Corepoint Lodging, Inc. (a)	18,376	475,938
Cracker Barrel Old Country Store, Inc.	8,458	1,321,224
Dave & Buster’s Entertainment, Inc. (a)	17,269	822,004
Del Frisco’s Restaurant Group, Inc. (a)	12,052	151,855
Del Taco Restaurants, Inc. (a)	16,196	229,659
Denny’s Corp. (a)	31,940	508,804
Dine Brands Global, Inc.	7,762	580,598
Drive Shack, Inc. (a)	29,184	225,301
Eldorado Resorts, Inc. (a) (b)	30,096	1,176,754
Fiesta Restaurant Group, Inc. (a) (b)	13,371	383,748
Golden Entertainment, Inc. (a) (b)	8,432	227,580
ILG, Inc.	48,207	1,592,277
International Speedway Corp. - Class A	10,424	465,953
Jack in the Box, Inc.	13,522	1,150,993
Lindblad Expeditions Holdings, Inc. (a)	10,779	142,822
Marcus Corp. (The)	9,550	310,375
Marriott Vacations Worldwide Corp.	9,902	1,118,530
Monarch Casino & Resort, Inc. (a)	5,265	231,923
Nathan’s Famous, Inc.	1,450	136,445
Papa John’s International, Inc.	10,257	520,235
Penn National Gaming, Inc. (a)	39,722	1,334,262
Pinnacle Entertainment, Inc. (a)	22,818	769,651
Planet Fitness, Inc. - Class A (a)	39,546	1,737,651
PlayAGS, Inc. (a)	7,778	210,550
Potbelly Corp. (a)	12,520	162,134
RCI Hospitality Holdings, Inc.	4,756	150,527
Red Robin Gourmet Burgers, Inc. (a) (b)	5,863	273,216
Red Rock Resorts, Inc. - Class A	32,000	1,072,000
Ruth’s Hospitality Group, Inc.	13,027	365,407
Scientific Games Corp. - Class A (a)	24,798	1,218,822
SeaWorld Entertainment, Inc. (a) (b)	25,485	556,083
Shake Shack, Inc. - Class A (a) (b)	11,359	751,739
Sonic Corp. (b)	16,919	582,352
Texas Roadhouse, Inc.	30,868	2,022,163
Wingstop, Inc.	13,875	723,165

		31,429,955

Household Durables—1.6%
AV Homes, Inc. (a)	6,263	134,028
Bassett Furniture Industries, Inc.	5,374	148,054

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Household Durables—(Continued)
Beazer Homes USA, Inc. (a)	13,700	$202,075
Cavco Industries, Inc. (a)	4,052	841,398
Century Communities, Inc. (a)	12,109	382,039
Ethan Allen Interiors, Inc.	12,159	297,896
Flexsteel Industries, Inc.	3,005	119,900
GoPro, Inc. - Class A (a) (b)	53,260	342,994
Green Brick Partners, Inc. (a)	13,141	128,782
Helen of Troy, Ltd. (a) (b)	12,385	1,219,303
Hooker Furniture Corp.	5,444	255,324
Installed Building Products, Inc. (a)	9,469	535,472
iRobot Corp. (a) (b)	12,468	944,700
KB Home	37,780	1,029,127
La-Z-Boy, Inc.	21,678	663,347
LGI Homes, Inc. (a) (b)	8,210	473,963
M/I Homes, Inc. (a)	12,868	340,745
MDC Holdings, Inc.	19,261	592,661
Meritage Homes Corp. (a)	18,033	792,550
Roku, Inc. (a) (b)	21,527	917,481
Taylor Morrison Home Corp. - Class A (a)	50,576	1,050,969
TopBuild Corp. (a) (b)	15,564	1,219,284
TRI Pointe Group, Inc. (a) (b)	66,237	1,083,637
Tupperware Brands Corp.	23,557	971,491
Universal Electronics, Inc. (a)	6,028	199,225
William Lyon Homes - Class A (a)	14,816	343,731
ZAGG, Inc. (a)	14,118	244,241

		15,474,417

Household Products—0.2%
Central Garden and Pet Co. (a)	4,446	193,312
Central Garden and Pet Co. - Class A (a)	16,480	666,945
HRG Group, Inc. (a)	58,164	761,367
WD-40 Co. (b)	5,879	859,804

		2,481,428

Independent Power and Renewable Electricity Producers—0.3%
Atlantic Power Corp. (a) (b)	57,588	126,694
NRG Yield, Inc. - Class A	16,087	274,283
NRG Yield, Inc. - Class C	29,107	500,641
Ormat Technologies, Inc.	18,869	1,003,642
Pattern Energy Group, Inc. - Class A	35,949	674,044
TerraForm Power, Inc. - Class A (b)	34,889	408,201

		2,987,505

Industrial Conglomerates—0.1%
Raven Industries, Inc.	17,386	668,492

Insurance—2.6%
Ambac Financial Group, Inc. (a)	22,444	445,513
American Equity Investment Life Holding Co.	40,984	1,475,424
AMERISAFE, Inc.	9,298	536,960
Amtrust Financial Services, Inc.	51,253	746,756
Argo Group International Holdings, Ltd.	14,435	839,395
Citizens, Inc. (a) (b)	22,172	172,720
CNO Financial Group, Inc.	76,452	1,455,646
eHealth, Inc. (a)	7,987	176,513
EMC Insurance Group, Inc.	3,800	105,564

Insurance—(Continued)
Employers Holdings, Inc.	14,789	594,518
Enstar Group, Ltd. (a) (b)	5,526	1,145,540
FBL Financial Group, Inc. - Class A	4,790	377,213
FedNat Holding Co.	5,989	138,166
Genworth Financial, Inc. - Class A (a)	231,828	1,043,226
Global Indemnity, Ltd.	3,335	129,998
Goosehead Insurance, Inc. (a)	7,789	194,413
Greenlight Capital Re, Ltd. - Class A (a) (b)	13,998	198,772
HCI Group, Inc.	4,347	180,705
Health Insurance Innovations, Inc. - Class A (a) (b)	5,782	187,048
Heritage Insurance Holdings, Inc. (b)	11,792	196,573
Horace Mann Educators Corp.	18,978	846,419
Infinity Property & Casualty Corp.	4,626	658,511
Investors Title Co.	736	135,910
James River Group Holdings, Ltd.	12,177	478,434
Kemper Corp.	18,020	1,363,213
Kinsale Capital Group, Inc.	9,172	503,176
Maiden Holdings, Ltd.	32,906	255,022
MBIA, Inc. (a) (b)	41,874	378,541
National General Holdings Corp. (b)	28,508	750,616
National Western Life Group, Inc. - Class A	1,054	323,852
Navigators Group, Inc. (The)	9,344	532,608
Primerica, Inc.	19,831	1,975,168
ProAssurance Corp.	24,492	868,241
RLI Corp. (b)	17,992	1,190,890
Safety Insurance Group, Inc.	6,815	582,001
Selective Insurance Group, Inc.	26,544	1,459,920
State Auto Financial Corp.	7,940	237,485
Stewart Information Services Corp.	10,993	473,469
Third Point Reinsurance, Ltd. (a)	43,497	543,712
Trupanion, Inc. (a) (b)	11,074	427,456
United Fire Group, Inc.	9,677	527,493
United Insurance Holdings Corp. (b)	8,654	169,445
Universal Insurance Holdings, Inc.	15,753	552,930
WMIH Corp. (a)	98,068	131,411

		25,706,586

Internet & Direct Marketing Retail—0.6%
1-800-Flowers.com, Inc. - Class A (a)	13,330	167,291
Groupon, Inc. (a)	202,312	869,942
Lands’ End, Inc. (a)	5,281	147,340
Liberty Expedia Holdings, Inc. - Class A (a)	24,947	1,096,171
Liberty TripAdvisor Holdings, Inc. - Class A (a)	34,803	560,328
Nutrisystem, Inc.	14,262	549,087
Overstock.com, Inc. (a) (b)	9,776	328,962
PetMed Express, Inc. (b)	9,436	415,656
Shutterfly, Inc. (a)	15,092	1,358,733

		5,493,510

Internet Software & Services—3.5%
Alarm.com Holdings, Inc. (a) (b)	14,286	576,869
Alteryx, Inc. - Class A (a) (b)	12,993	495,813
Appfolio, Inc. - Class A (a)	6,877	420,529
Apptio, Inc. - Class A (a)	15,604	564,865
Benefitfocus, Inc. (a) (b)	9,362	314,563
Blucora, Inc. (a)	20,338	752,506

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Internet Software & Services—(Continued)
Box, Inc. - Class A (a)	57,994	$1,449,270
Brightcove, Inc. (a)	17,189	165,874
Carbonite, Inc. (a)	11,965	417,578
Care.com, Inc. (a)	6,999	146,139
Cargurus, Inc. (a)	24,738	859,398
Cars.com, Inc. (a) (b)	33,795	959,440
ChannelAdvisor Corp. (a)	10,403	146,162
Cision, Ltd. (a)	23,551	352,087
Cloudera, Inc. (a)	44,625	608,685
Cornerstone OnDemand, Inc. (a)	24,008	1,138,699
Coupa Software, Inc. (a)	24,242	1,508,822
Endurance International Group Holdings, Inc. (a)	39,045	388,498
Envestnet, Inc. (a)	20,207	1,110,375
Etsy, Inc. (a) (b)	55,043	2,322,264
Five9, Inc. (a)	24,673	852,946
Gogo, Inc. (a) (b)	27,419	133,256
GTT Communications, Inc. (a)	16,059	722,655
Hortonworks, Inc. (a)	31,713	577,811
Instructure, Inc. (a)	14,481	616,167
Internap Corp. (a)	10,141	105,669
j2 Global, Inc.	21,298	1,844,620
Limelight Networks, Inc. (a)	43,835	195,942
LivePerson, Inc. (a)	29,330	618,863
Meet Group, Inc. (The) (a)	34,595	154,986
MINDBODY, Inc. - Class A (a)	20,014	772,540
New Relic, Inc. (a) (b)	20,160	2,027,894
NIC, Inc.	29,109	452,645
Pandora Media, Inc. (a) (b)	117,559	926,365
Q2 Holdings, Inc. (a)	16,765	956,443
QuinStreet, Inc. (a)	18,085	229,680
Quotient Technology, Inc. (a) (b)	35,202	461,146
SendGrid, Inc. (a)	4,249	112,683
ShotSpotter, Inc. (a)	3,603	136,662
Shutterstock, Inc. (a) (b)	9,230	438,056
SPS Commerce, Inc. (a)	7,550	554,774
Stamps.com, Inc. (a)	7,904	2,000,107
TechTarget, Inc. (a)	9,817	278,803
Trade Desk, Inc. (The) - Class A (a)	14,403	1,351,001
TrueCar, Inc. (a)	42,606	429,895
Tucows, Inc. - Class A (a) (b)	4,376	265,404
Web.com Group, Inc. (a)	18,763	485,024
XO Group, Inc. (a)	11,305	361,760
Yelp, Inc. (a) (b)	36,366	1,424,820
Yext, Inc. (a)	37,385	723,026

		34,910,079

IT Services—1.7%
Acxiom Corp. (a)	34,321	1,027,914
CACI International, Inc. - Class A (a) (f)	11,179	1,884,220
Cardtronics plc - Class A (a) (b)	22,064	533,508
Cass Information Systems, Inc.	6,460	444,577
Convergys Corp.	42,882	1,048,036
CSG Systems International, Inc. (b)	15,258	623,594
Everi Holdings, Inc. (a)	31,818	229,090
EVERTEC, Inc.	30,384	663,890
ExlService Holdings, Inc. (a)	15,305	866,416

IT Services—(Continued)
Hackett Group, Inc. (The)	11,151	179,197
ManTech International Corp. - Class A	12,440	667,282
MAXIMUS, Inc.	29,527	1,833,922
Perficient, Inc. (a)	17,369	458,021
Perspecta, Inc.	65,553	1,347,114
Presidio, Inc. (a)	12,582	164,824
Science Applications International Corp.	19,314	1,563,082
ServiceSource International, Inc. (a)	37,482	147,679
Sykes Enterprises, Inc. (a)	18,634	536,287
Syntel, Inc. (a)	14,931	479,136
Travelport Worldwide, Ltd.	56,729	1,051,756
TTEC Holdings, Inc.	7,377	254,875
Unisys Corp. (a) (b)	26,228	338,341
Virtusa Corp. (a)	12,986	632,158

		16,974,919

Leisure Products—0.4%
Acushnet Holdings Corp.	14,893	364,283
American Outdoor Brands Corp. (a)	25,637	308,413
Callaway Golf Co.	43,200	819,504
Johnson Outdoors, Inc. - Class A	2,524	213,354
Malibu Boats, Inc. - Class A (a)	8,768	367,730
MCBC Holdings, Inc. (a)	9,205	266,485
Nautilus, Inc. (a)	16,328	256,349
Sturm Ruger & Co., Inc. (b)	8,538	478,128
Vista Outdoor, Inc. (a)	27,041	418,865

		3,493,111

Life Sciences Tools & Services—0.4%
Accelerate Diagnostics, Inc. (a) (b)	11,348	253,060
Cambrex Corp. (a)	15,180	793,914
Codexis, Inc. (a)	21,463	309,067
Luminex Corp.	18,901	558,147
Medpace Holdings, Inc. (a)	5,868	252,324
NanoString Technologies, Inc. (a)	11,330	154,994
NeoGenomics, Inc. (a)	26,497	347,376
Pacific Biosciences of California, Inc. (a)	58,747	208,552
Syneos Health, Inc. (a) (b)	25,522	1,196,982

		4,074,416

Machinery—3.7%
Actuant Corp. - Class A	28,401	833,569
Alamo Group, Inc.	4,629	418,276
Albany International Corp. - Class A	12,352	742,973
Altra Industrial Motion Corp.	13,607	586,462
American Railcar Industries, Inc. (b)	4,708	185,872
Astec Industries, Inc.	10,105	604,279
Barnes Group, Inc.	22,099	1,301,631
Blue Bird Corp. (a)	5,751	128,535
Briggs & Stratton Corp.	19,347	340,701
Chart Industries, Inc. (a) (b)	14,133	871,723
CIRCOR International, Inc.	7,291	269,475
Columbus McKinnon Corp.	10,074	436,809
DMC Global, Inc.	7,160	321,484
Douglas Dynamics, Inc.	9,877	474,096
Energy Recovery, Inc. (a) (b)	17,996	145,408

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Machinery—(Continued)
EnPro Industries, Inc.	9,829	$687,539
ESCO Technologies, Inc.	12,761	736,310
Evoqua Water Technologies Corp. (a) (b)	34,844	714,302
Federal Signal Corp.	27,402	638,193
Franklin Electric Co., Inc.	21,104	951,790
Global Brass & Copper Holdings, Inc.	11,099	347,954
Gorman-Rupp Co. (The)	7,300	255,500
Graham Corp.	4,832	124,714
Greenbrier Cos., Inc. (The) (b)	14,568	768,462
Harsco Corp. (a)	37,700	833,170
Hillenbrand, Inc.	28,649	1,350,800
Hurco Cos., Inc.	3,167	141,723
Hyster-Yale Materials Handling, Inc.	4,976	319,708
John Bean Technologies Corp.	13,882	1,234,110
Kadant, Inc.	4,675	449,501
Kennametal, Inc. (b)	37,400	1,342,660
Lindsay Corp.	4,595	445,669
Lydall, Inc. (a)	8,342	364,128
Manitowoc Co., Inc. (The) (a)	15,849	409,855
Meritor, Inc. (a)	37,321	767,693
Milacron Holdings Corp. (a)	30,587	579,012
Miller Industries, Inc.	5,680	145,124
Mueller Industries, Inc.	26,115	770,654
Mueller Water Products, Inc. - Class A	71,344	836,152
Navistar International Corp. (a)	23,914	973,778
NN, Inc. (b)	12,696	239,954
Park-Ohio Holdings Corp.	4,748	177,100
Proto Labs, Inc. (a)	12,348	1,468,795
RBC Bearings, Inc. (a)	10,793	1,390,246
REV Group, Inc. (b)	11,893	202,300
Rexnord Corp. (a)	47,803	1,389,155
Spartan Motors, Inc.	16,327	246,538
SPX Corp. (a)	20,781	728,374
SPX FLOW, Inc. (a)	19,349	846,906
Standex International Corp.	5,879	600,834
Sun Hydraulics Corp. (b)	12,428	598,905
Tennant Co.	8,362	660,598
Titan International, Inc.	22,706	243,635
TriMas Corp. (a)	22,514	661,912
Wabash National Corp.	27,273	508,914
Watts Water Technologies, Inc. - Class A	12,721	997,326
Woodward, Inc.	24,351	1,871,618

		36,682,904

Marine—0.1%
Costamare, Inc.	19,016	151,748
Eagle Bulk Shipping, Inc. (a)	23,786	129,396
Matson, Inc.	20,127	772,474
Scorpio Bulkers, Inc.	28,455	202,030

		1,255,648

Media—1.6%
AMC Entertainment Holdings, Inc. - Class A	25,675	408,233
Central European Media Enterprises, Ltd. - Class A (a)	40,414	167,718
Daily Journal Corp. (a) (b)	598	137,660
Emerald Expositions Events, Inc.	11,929	245,737

Media—(Continued)
Entercom Communications Corp. - Class A (b)	59,780	451,339
Entravision Communications Corp. - Class A	32,143	160,715
Eros International plc (a)	13,360	173,680
EW Scripps Co. (The) - Class A (b)	21,625	289,559
Gannett Co., Inc.	48,407	517,955
Gray Television, Inc. (a)	36,845	582,151
IMAX Corp. (a)	28,090	622,194
Liberty Braves Group - Class A (a)	5,080	130,607
Liberty Braves Group - Class C (a) (b)	16,010	414,019
Liberty Latin America, Ltd. - Class A (a)	20,395	389,952
Liberty Latin America, Ltd. - Class C (a)	52,143	1,010,531
Loral Space & Communications, Inc. (a)	6,669	250,754
MDC Partners, Inc. - Class A (a)	25,380	116,748
Meredith Corp. (b)	18,346	935,646
MSG Networks, Inc. - Class A (a)	29,478	705,998
National CineMedia, Inc.	30,282	254,369
New Media Investment Group, Inc.	27,741	512,654
New York Times Co. (The) - Class A (b)	58,218	1,507,846
Nexstar Media Group, Inc. - Class A (b)	19,881	1,459,265
Reading International, Inc. - Class A (a)	8,504	135,639
Scholastic Corp.	13,390	593,311
Sinclair Broadcast Group, Inc. - Class A	31,990	1,028,478
TEGNA, Inc.	99,324	1,077,665
tronc, Inc. (a)	6,955	120,182
WideOpenWest, Inc. (a)	15,386	148,629
World Wrestling Entertainment, Inc. - Class A	19,301	1,405,499

		15,954,733

Metals & Mining—1.3%
AK Steel Holding Corp. (a) (b)	143,725	623,767
Allegheny Technologies, Inc. (a)	56,239	1,412,724
Carpenter Technology Corp.	20,845	1,095,822
Century Aluminum Co. (a) (b)	24,781	390,301
Cleveland-Cliffs, Inc. (a) (b)	134,737	1,135,833
Coeur Mining, Inc. (a)	85,970	653,372
Commercial Metals Co.	53,553	1,130,504
Compass Minerals International, Inc.	15,656	1,029,382
Ferroglobe Representation & Warranty Insurance Trust (a) (e)	31,634	0
Gold Resource Corp.	26,334	173,541
Haynes International, Inc.	6,653	244,431
Hecla Mining Co.	179,688	625,314
Kaiser Aluminum Corp.	7,582	789,362
Klondex Mines, Ltd. (a)	67,582	156,114
Materion Corp.	9,498	514,317
Schnitzer Steel Industries, Inc. - Class A	13,529	455,927
SunCoke Energy, Inc. (a)	32,541	436,049
Tahoe Resources, Inc.	143,709	707,048
TimkenSteel Corp. (a) (b)	18,629	304,584
Warrior Met Coal, Inc.	16,223	447,268
Worthington Industries, Inc.	19,515	819,045

		13,144,705

Mortgage Real Estate Investment Trusts—1.1%
AG Mortgage Investment Trust, Inc.	14,345	269,543
Anworth Mortgage Asset Corp.	46,544	231,324
Apollo Commercial Real Estate Finance, Inc. (b)	56,688	1,036,257

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Mortgage Real Estate Investment Trusts—(Continued)
Arbor Realty Trust, Inc.	33,319	$347,517
Ares Commercial Real Estate Corp.	11,438	157,959
ARMOUR Residential REIT, Inc.	19,400	442,514
Blackstone Mortgage Trust, Inc. - Class A (b)	48,895	1,536,770
Capstead Mortgage Corp.	43,532	389,611
Colony Credit Real Estate, Inc. (b)	42,416	879,284
CYS Investments, Inc.	72,423	543,172
Dynex Capital, Inc.	27,274	178,099
Exantas Capital Corp.	16,059	163,481
Granite Point Mortgage Trust, Inc.	19,775	362,871
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (b)	23,478	463,690
Invesco Mortgage Capital, Inc.	49,693	790,119
KKR Real Estate Finance Trust, Inc. (b)	7,679	151,891
Ladder Capital Corp.	40,418	631,329
Mortgage Investment Corp.	23,775	465,990
New York Mortgage Trust, Inc. (b)	53,512	321,607
Orchid Island Capital, Inc. (b)	21,449	161,296
PennyMac Mortgage Investment Trust	26,727	507,546
Redwood Trust, Inc. (b)	33,524	552,140
Sutherland Asset Management Corp.	8,791	142,854
TPG RE Finance Trust, Inc.	15,059	305,999
Western Asset Mortgage Capital Corp.	19,929	207,660

		11,240,523

Multi-Utilities—0.5%
Avista Corp.	29,836	1,571,164
Black Hills Corp.	24,293	1,486,974
NorthWestern Corp.	21,883	1,252,802
Unitil Corp.	7,429	379,176

		4,690,116

Multiline Retail—0.3%
Big Lots, Inc.	19,712	823,567
Dillard’s, Inc. - Class A (b)	5,959	563,126
J.C. Penney Co., Inc. (a) (b)	142,816	334,189
Ollie’s Bargain Outlet Holdings, Inc. (a) (b)	22,661	1,642,923

		3,363,805

Oil, Gas & Consumable Fuels—3.1%
Abraxas Petroleum Corp. (a)	83,574	241,529
Alta Mesa Resources, Inc. (a)	56,226	382,899
Arch Coal, Inc. - Class A	8,609	675,204
Ardmore Shipping Corp. (a)	15,971	130,962
Bonanza Creek Energy, Inc. (a)	10,392	393,545
California Resources Corp. (a)	20,491	931,111
Callon Petroleum Co. (a) (b)	106,061	1,139,095
Carrizo Oil & Gas, Inc. (a) (b)	37,509	1,044,626
Clean Energy Fuels Corp. (a)	68,769	253,758
Cloud Peak Energy, Inc. (a)	39,445	137,663
CONSOL Energy, Inc. (a)	13,213	506,719
CVR Energy, Inc. (b)	8,864	327,879
Delek U.S. Holdings, Inc.	38,177	1,915,340
Denbury Resources, Inc. (a) (b)	203,761	980,090
DHT Holdings, Inc.	41,518	194,719
Energy XXI Gulf Coast, Inc. (a)	17,463	154,373
Evolution Petroleum Corp.	13,703	134,975

Oil, Gas & Consumable Fuels—(Continued)
Frontline, Ltd. (a) (b)	36,957	215,829
GasLog, Ltd.	20,748	396,287
Golar LNG, Ltd.	44,104	1,299,304
Green Plains, Inc.	17,956	328,595
Gulfport Energy Corp. (a) (b)	80,820	1,015,907
Halcon Resources Corp. (a) (b)	63,756	279,889
HighPoint Resources Corp. (a)	51,358	312,257
International Seaways, Inc. (a)	14,283	330,509
Jagged Peak Energy, Inc. (a) (b)	28,571	371,994
Laredo Petroleum, Inc. (a)	72,739	699,749
Matador Resources Co. (a)	44,866	1,348,223
Nordic American Tankers, Ltd. (b)	67,571	181,090
Northern Oil and Gas, Inc. (a)	56,872	179,147
Oasis Petroleum, Inc. (a)	124,006	1,608,358
Panhandle Oil and Gas, Inc. - Class A	7,855	150,030
Par Pacific holdings, Inc. (a)	16,282	282,981
PDC Energy, Inc. (a)	30,317	1,832,663
Peabody Energy Corp.	36,974	1,681,577
Penn Virginia Corp. (a) (b)	5,878	498,983
Renewable Energy Group, Inc. (a)	16,294	290,848
Resolute Energy Corp. (a) (b)	11,063	345,166
REX American Resources Corp. (a)	2,989	242,019
Ring Energy, Inc. (a) (b)	28,500	359,670
Sanchez Energy Corp. (a) (b)	39,833	180,045
SandRidge Energy, Inc. (a)	13,335	236,563
Scorpio Tankers, Inc.	125,443	352,495
SemGroup Corp. - Class A (b)	36,615	930,021
Ship Finance International, Ltd.	38,547	576,278
Southwestern Energy Co. (a)	270,546	1,433,894
SRC Energy, Inc. (a) (b)	107,906	1,189,124
Talos Energy, Inc. (a)	10,507	337,590
Teekay Corp.	29,414	227,958
Tellurian, Inc. (a) (b)	38,940	323,981
Ultra Petroleum Corp. (a)	96,029	221,827
Uranium Energy Corp. (a) (b)	80,349	129,362
W&T Offshore, Inc. (a)	50,382	360,231
WildHorse Resource Development Corp. (a)	13,227	335,437
World Fuel Services Corp.	31,238	637,568

		31,267,936

Paper & Forest Products—0.6%
Boise Cascade Co.	18,411	822,972
Clearwater Paper Corp. (a)	7,836	181,012
KapStone Paper and Packaging Corp.	39,372	1,358,334
Louisiana-Pacific Corp.	66,623	1,813,478
Neenah, Inc. (b)	7,745	657,163
PH Glatfelter Co.	21,278	416,836
Schweitzer-Mauduit International, Inc.	14,898	651,340
Verso Corp. - Class A (a)	16,813	365,851

		6,266,986

Personal Products—0.3%
Edgewell Personal Care Co. (a) (b)	24,669	1,244,798
elf Beauty, Inc. (a) (b)	10,070	153,467
Inter Parfums, Inc.	8,191	438,218
Medifast, Inc.	5,370	860,059

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Personal Products—(Continued)
USANA Health Sciences, Inc. (a)	5,606	$646,372

		3,342,914

Pharmaceuticals—2.0%
Aclaris Therapeutics, Inc. (a)	13,157	262,745
Aerie Pharmaceuticals, Inc. (a)	16,392	1,107,280
Akcea Therapeutics, Inc. (a) (b)	7,356	174,411
Akorn, Inc. (a)	43,557	722,611
Amneal Pharmaceuticals, Inc. (a) (b)	40,537	665,212
Amphastar Pharmaceuticals, Inc. (a)	18,205	277,808
ANI Pharmaceuticals, Inc. (a) (b)	3,945	263,526
Assembly Biosciences, Inc. (a)	7,194	282,077
Clearside Biomedical, Inc. (a)	10,859	116,083
Collegium Pharmaceutical, Inc. (a)	14,032	334,663
Corcept Therapeutics, Inc. (a)	43,446	682,971
Cymabay Therapeutics, Inc. (a)	28,178	378,149
Depomed, Inc. (a)	31,379	209,298
Dermira, Inc. (a)	18,139	166,879
Dova Pharmaceuticals, Inc. (a) (b)	6,038	180,657
Durect Corp. (a)	73,875	115,245
Eloxx Pharmaceuticals, Inc. (a) (b)	14,403	245,859
Endo International plc (a)	103,559	976,561
Endocyte, Inc. (a)	30,890	426,282
Horizon Pharma plc (a)	78,756	1,304,199
Innoviva, Inc. (a)	33,334	460,009
Intersect ENT, Inc. (a)	13,971	523,214
Intra-Cellular Therapies, Inc. (a)	19,606	346,438
Lannett Co., Inc. (a) (b)	12,710	172,856
Mallinckrodt plc (a)	38,301	714,697
Medicines Co. (The) (a) (b)	32,038	1,175,795
MyoKardia, Inc. (a)	14,231	706,569
Ocular Therapeutix, Inc. (a) (b)	17,358	117,167
Omeros Corp. (a) (b)	21,460	389,284
Optinose, Inc. (a) (b)	8,130	227,477
Pacira Pharmaceuticals, Inc. (a)	18,507	593,149
Paratek Pharmaceuticals, Inc. (a) (b)	16,222	165,464
Phibro Animal Health Corp. - Class A	9,993	460,178
Prestige Brands Holdings, Inc. (a) (b)	25,686	985,829
Reata Pharmaceuticals, Inc. - Class A (a)	7,732	270,388
Revance Therapeutics, Inc. (a)	15,532	426,353
SIGA Technologies, Inc. (a) (b)	36,592	217,357
Supernus Pharmaceuticals, Inc. (a)	22,494	1,346,266
TherapeuticsMD, Inc. (a) (b)	78,988	492,885
Theravance Biopharma, Inc. (a) (b)	19,690	446,569
WAVE Life Sciences, Ltd. (a) (b)	8,571	327,841
Zogenix, Inc. (a) (b)	16,721	739,068

		20,197,369

Professional Services—1.4%
ASGN, Inc. (a)	22,539	1,762,324
Barrett Business Services, Inc.	3,358	324,282
CBIZ, Inc. (a)	24,387	560,901
CRA International, Inc.	4,929	250,837
Exponent, Inc. (b)	23,584	1,139,107
Forrester Research, Inc.	5,782	242,555
Franklin Covey Co. (a)	4,912	120,590

Professional Services—(Continued)
FTI Consulting, Inc. (a)	16,848	1,018,967
Heidrick & Struggles International, Inc.	9,634	337,190
Hill International, Inc. (a)	24,384	143,866
Huron Consulting Group, Inc. (a)	10,356	423,560
ICF International, Inc.	8,868	630,071
Insperity, Inc.	17,458	1,662,875
Kelly Services, Inc. - Class A	14,944	335,493
Kforce, Inc.	12,692	435,336
Korn/Ferry International	25,738	1,593,954
Mistras Group, Inc. (a)	8,222	155,231
Navigant Consulting, Inc. (a)	21,686	480,128
Resources Connection, Inc.	12,083	204,203
TriNet Group, Inc. (a)	19,326	1,081,097
TrueBlue, Inc. (a)	19,573	527,492
WageWorks, Inc. (a)	18,480	924,000

		14,354,059

Real Estate Management & Development—0.5%
Altisource Portfolio Solutions S.A. (a) (b)	6,754	197,014
FRP Holdings, Inc. (a)	3,389	219,438
HFF, Inc. - Class A	17,641	605,968
Kennedy-Wilson Holdings, Inc.	56,325	1,191,274
Marcus & Millichap, Inc. (a)	9,235	360,257
Newmark Group, Inc. - Class A	17,059	242,750
RE/MAX Holdings, Inc. - Class A	8,877	465,599
Redfin Corp. (a) (b)	34,295	791,871
RMR Group, Inc. (The) - Class A (b)	3,481	273,084
St. Joe Co. (The) (a)	19,924	357,636
Tejon Ranch Co. (a)	9,079	220,620

		4,925,511

Road & Rail—0.5%
ArcBest Corp.	12,815	585,646
Avis Budget Group, Inc. (a)	32,851	1,067,657
Covenant Transportation Group, Inc. - Class A (a)	5,776	181,944
Daseke, Inc. (a)	19,836	196,971
Heartland Express, Inc.	22,410	415,706
Hertz Global Holdings, Inc. (a) (b)	26,814	411,327
Marten Transport, Ltd.	19,376	454,367
Saia, Inc. (a)	11,835	956,860
Werner Enterprises, Inc.	22,043	827,715
YRC Worldwide, Inc. (a)	14,785	148,589

		5,246,782

Semiconductors & Semiconductor Equipment—2.5%
Advanced Energy Industries, Inc. (a)	17,261	1,002,691
Alpha & Omega Semiconductor, Ltd. (a)	10,203	145,291
Ambarella, Inc. (a)	14,056	542,702
Amkor Technology, Inc. (a)	46,149	396,420
Aquantia Corp. (a)	10,607	122,829
Axcelis Technologies, Inc. (a)	13,934	275,893
AXT, Inc. (a) (b)	18,990	133,879
Brooks Automation, Inc.	32,611	1,063,771
Cabot Microelectronics Corp.	11,541	1,241,350
Ceva, Inc. (a)	10,183	307,527
Cirrus Logic, Inc. (a)	29,117	1,116,055

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Semiconductors & Semiconductor Equipment—(Continued)
Cohu, Inc.	11,848	$290,394
Cree, Inc. (a)	45,781	1,903,116
Diodes, Inc. (a)	18,315	631,318
Entegris, Inc.	64,530	2,187,567
FormFactor, Inc. (a) (f)	31,702	421,637
Ichor Holdings, Ltd. (a)	12,029	255,255
Impinj, Inc. (a) (b)	8,561	189,284
Inphi Corp. (a) (b)	19,424	633,417
Integrated Device Technology, Inc. (a)	60,966	1,943,596
Lattice Semiconductor Corp. (a)	55,030	360,997
MACOM Technology Solutions Holdings, Inc. (a) (b)	18,984	437,391
MaxLinear, Inc. (a) (b)	26,699	416,237
Nanometrics, Inc. (a)	12,771	452,221
NVE Corp.	2,605	317,237
PDF Solutions, Inc. (a)	13,631	163,299
Photronics, Inc. (a)	30,362	242,137
Power Integrations, Inc.	13,471	984,057
Rambus, Inc. (a)	49,965	626,561
Rudolph Technologies, Inc. (a)	13,085	387,316
Semtech Corp. (a)	29,669	1,395,926
Silicon Laboratories, Inc. (a)	19,533	1,945,487
SMART Global Holdings, Inc. (a)	4,560	145,327
SunPower Corp. (a) (b)	31,453	241,245
Synaptics, Inc. (a)	16,991	855,837
Ultra Clean Holdings, Inc. (a)	16,793	278,764
Veeco Instruments, Inc. (a)	22,250	317,062
Xcerra Corp. (a)	26,473	369,828
Xperi Corp.	24,436	393,420

		25,134,341

Software—2.6%
8x8, Inc. (a)	41,065	823,353
A10 Networks, Inc. (a)	21,727	135,359
ACI Worldwide, Inc. (a)	53,497	1,319,771
Altair Engineering, Inc. - Class A (a)	13,769	470,624
American Software, Inc. - Class A	12,761	185,928
Avaya Holdings Corp. (a)	51,576	1,035,646
Blackbaud, Inc.	21,931	2,246,831
Blackline, Inc. (a)	14,923	648,106
Bottomline Technologies de, Inc. (a)	19,170	955,241
CommVault Systems, Inc. (a) (b)	17,956	1,182,403
Digimarc Corp. (a)	3,943	105,672
Ebix, Inc.	10,806	823,957
Ellie Mae, Inc. (a) (b)	15,567	1,616,477
Everbridge, Inc. (a)	12,141	575,726
ForeScout Technologies, Inc. (a) (b)	13,416	459,632
Glu Mobile, Inc. (a)	50,565	324,122
HubSpot, Inc. (a)	16,478	2,066,341
Imperva, Inc. (a)	15,746	759,744
MicroStrategy, Inc. - Class A (a)	4,589	586,245
Mitek Systems, Inc. (a)	15,125	134,613
MobileIron, Inc. (a)	28,325	126,046
Model N, Inc. (a)	11,583	215,444
Monotype Imaging Holdings, Inc.	18,592	377,418
OneSpan, Inc. (a)	15,031	295,359
Paylocity Holding Corp. (a)	13,301	782,897

Software—(Continued)
Progress Software Corp.	21,029	816,346
PROS Holdings, Inc. (a)	12,910	472,119
QAD, Inc. - Class A	4,798	240,620
Qualys, Inc. (a)	14,838	1,250,843
Rapid7, Inc. (a)	16,703	471,359
Rosetta Stone, Inc. (a)	9,843	157,783
SailPoint Technologies Holding, Inc. (a)	21,755	533,868
TiVo Corp.	54,357	731,102
Upland Software, Inc. (a)	7,503	257,878
Varonis Systems, Inc. (a)	12,721	947,714
Verint Systems, Inc. (a) (b)	28,969	1,284,775
Workiva, Inc. (a)	11,206	273,426
Zix Corp. (a)	26,040	140,356
Zscaler, Inc. (a)	8,797	314,493

		26,145,637

Specialty Retail—2.9%
Aaron’s, Inc.	32,148	1,396,831
Abercrombie & Fitch Co. - Class A	32,535	796,457
America’s Car-Mart, Inc. (a)	3,580	221,602
American Eagle Outfitters, Inc.	73,095	1,699,459
Asbury Automotive Group, Inc. (a) (b)	9,029	618,938
Ascena Retail Group, Inc. (a) (b)	84,485	336,673
At Home Group, Inc. (a)	12,409	485,812
Barnes & Noble Education, Inc. (a)	19,538	110,194
Barnes & Noble, Inc.	29,521	187,458
Bed Bath & Beyond, Inc.	61,523	1,225,846
Boot Barn Holdings, Inc. (a)	9,580	198,785
Buckle, Inc. (The) (b)	14,188	381,657
Caleres, Inc.	20,189	694,300
Camping World Holdings, Inc. - Class A	14,592	364,508
Carvana Co. (a) (b)	13,270	552,032
Cato Corp. (The) - Class A	9,562	235,416
Chico’s FAS, Inc.	59,471	484,094
Children’s Place, Inc. (The)	7,101	857,801
Citi Trends, Inc.	8,551	234,639
Conn’s, Inc. (a)	10,289	339,537
DSW, Inc. - Class A	31,615	816,299
Express, Inc. (a)	34,677	317,295
Five Below, Inc. (a)	24,317	2,376,014
Francesca’s Holdings Corp. (a)	17,669	133,401
GameStop Corp. - Class A (b)	46,271	674,169
Genesco, Inc. (a)	8,683	344,715
GNC Holdings, Inc. - Class A (a)	33,539	118,057
Group 1 Automotive, Inc.	9,411	592,893
Guess?, Inc.	25,521	546,149
Haverty Furniture Cos., Inc.	10,391	224,446
Hibbett Sports, Inc. (a)	10,209	233,786
Hudson, Ltd. - Class A (a)	18,056	315,799
Lithia Motors, Inc. - Class A (b)	10,519	994,782
Lumber Liquidators Holdings, Inc. (a) (b)	13,856	337,394
MarineMax, Inc. (a)	12,696	240,589
Monro, Inc. (b)	15,070	875,567
Murphy USA, Inc. (a)	14,228	1,056,998
National Vision Holdings, Inc. (a)	15,753	576,087
Office Depot, Inc.	256,159	653,206

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Specialty Retail—(Continued)
Party City Holdco, Inc. (a)	13,656	$208,254
Rent-A-Center, Inc. (a) (b)	21,277	313,197
RH (a) (b)	8,668	1,210,920
Sally Beauty Holdings, Inc. (a) (b)	56,288	902,297
Shoe Carnival, Inc.	4,114	133,499
Signet Jewelers, Ltd.	26,931	1,501,403
Sleep Number Corp. (a) (b)	17,167	498,186
Sonic Automotive, Inc. - Class A	14,688	302,573
Tailored Brands, Inc. (b)	22,434	572,516
Tile Shop Holdings, Inc.	20,043	154,331
Winmark Corp.	1,140	169,233
Zumiez, Inc. (a)	10,452	261,823

		29,077,917

Technology Hardware, Storage & Peripherals—0.4%
3D Systems Corp. (a) (b)	50,283	694,408
Cray, Inc. (a)	19,290	474,534
Diebold Nixdorf, Inc. (b)	35,435	423,448
Electronics for Imaging, Inc. (a) (b)	22,186	722,376
Immersion Corp. (a)	14,029	216,608
Stratasys, Ltd. (a)	23,667	452,987
Super Micro Computer, Inc. (a)	17,788	420,686
USA Technologies, Inc. (a)	23,924	334,936

		3,739,983

Textiles, Apparel & Luxury Goods—0.8%
Crocs, Inc. (a) (b) (f)	31,969	562,974
Culp, Inc.	4,697	115,311
Deckers Outdoor Corp. (a) (b)	14,530	1,640,292
Fossil Group, Inc. (a)	20,656	555,027
G-III Apparel Group, Ltd. (a)	21,024	933,466
Movado Group, Inc.	7,984	385,627
Oxford Industries, Inc.	7,657	635,378
Perry Ellis International, Inc. (a)	7,318	198,830
Steven Madden, Ltd.	27,483	1,459,347
Unifi, Inc. (a)	7,892	250,176
Vera Bradley, Inc. (a)	11,248	157,922
Wolverine World Wide, Inc.	41,902	1,456,933

		8,351,283

Thrifts & Mortgage Finance—2.1%
BankFinancial Corp.	7,197	127,027
Beneficial Bancorp, Inc.	32,692	529,610
BofI Holding, Inc. (a) (b)	27,157	1,110,993
BSB Bancorp, Inc. (a)	4,295	147,748
Capitol Federal Financial, Inc.	59,838	787,468
Charter Financial Corp.	6,243	150,769
Columbia Financial, Inc. (a) (b)	27,549	455,936
Dime Community Bancshares, Inc.	15,501	302,270
Essent Group, Ltd. (a)	43,882	1,571,853
Federal Agricultural Mortgage Corp. - Class C	4,263	381,453
First Defiance Financial Corp.	5,038	337,848
Flagstar Bancorp, Inc. (a)	12,717	435,685
Hingham Institution for Savings	716	157,305
Home Bancorp, Inc.	3,086	143,653
HomeStreet, Inc. (a) (b)	12,382	333,695

Thrifts & Mortgage Finance—(Continued)
Kearny Financial Corp.	49,739	668,990
LendingTree, Inc. (a)	3,578	764,976
Merchants Bancorp	7,914	225,787
Meridian Bancorp, Inc.	23,292	446,042
Meta Financial Group, Inc. (b)	4,218	410,833
MGIC Investment Corp. (a)	165,735	1,776,679
Nationstar Mortgage Holdings, Inc. (a)	13,208	231,536
NMI Holdings, Inc. - Class A (a)	27,711	451,689
Northfield Bancorp, Inc.	19,366	321,863
Northwest Bancshares, Inc.	41,735	725,772
OceanFirst Financial Corp.	22,048	660,558
Ocwen Financial Corp. (a)	51,647	204,522
Oritani Financial Corp. (b)	16,857	273,083
PCSB Financial Corp.	11,786	234,188
PennyMac Financial Services, Inc. - Class A (a)	12,814	251,795
PHH Corp. (a)	15,676	170,241
Provident Financial Services, Inc.	29,105	801,261
Radian Group, Inc.	99,468	1,613,371
Southern Missouri Bancorp, Inc.	3,592	140,160
TrustCo Bank Corp.	45,137	401,719
United Community Financial Corp.	24,319	267,266
United Financial Bancorp, Inc.	21,901	383,706
Walker & Dunlop, Inc.	12,545	698,129
Washington Federal, Inc.	37,662	1,231,547
Waterstone Financial, Inc.	10,900	185,845
Western New England Bancorp, Inc.	13,397	147,367
WSFS Financial Corp.	14,223	758,086

		21,420,324

Tobacco—0.2%
22nd Century Group, Inc. (a) (b)	58,793	144,631
Turning Point Brands, Inc.	4,000	127,600
Universal Corp.	11,709	773,379
Vector Group, Ltd. (b)	47,162	899,851

		1,945,461

Trading Companies & Distributors—1.3%
Aircastle, Ltd.	23,576	483,308
Applied Industrial Technologies, Inc.	17,422	1,222,153
Beacon Roofing Supply, Inc. (a) (b)	31,057	1,323,649
BlueLinx Holdings, Inc. (a) (b)	4,469	167,721
BMC Stock Holdings, Inc. (a)	31,129	649,040
CAI International, Inc. (a)	8,107	188,407
DXP Enterprises, Inc. (a)	6,978	266,560
GATX Corp. (b)	17,764	1,318,622
GMS, Inc. (a)	14,993	406,160
H&E Equipment Services, Inc.	15,412	579,645
Herc Holdings, Inc. (a)	11,071	623,740
Kaman Corp.	13,043	908,967
MRC Global, Inc. (a)	38,704	838,716
Nexeo Solutions, Inc. (a)	13,514	123,383
NOW, Inc. (a) (b)	51,271	683,442
Rush Enterprises, Inc. - Class A (a)	12,945	561,554
SiteOne Landscape Supply, Inc. (a) (b)	18,212	1,529,262
Textainer Group Holdings, Ltd. (a)	11,532	183,359
Titan Machinery, Inc. (a)	9,306	144,708

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Trading Companies & Distributors—(Continued)
Triton International, Ltd. (b)	24,043	$737,158
Veritiv Corp. (a)	5,727	228,221

		13,167,775

Water Utilities—0.4%
American States Water Co. (b)	16,817	961,260
Artesian Resources Corp. - Class A	3,766	146,008
Cadiz, Inc. (a) (b)	10,537	138,035
California Water Service Group	22,665	882,802
Connecticut Water Service, Inc.	6,552	427,976
Middlesex Water Co.	7,497	316,148
SJW Group	7,394	489,631
York Water Co. (The)	6,695	212,901

		3,574,761

Wireless Telecommunication Services—0.2%
Boingo Wireless, Inc. (a)	17,390	392,840
NII Holdings, Inc. (a)	43,248	168,667
Shenandoah Telecommunications Co.	23,367	764,101
Spok Holdings, Inc.	11,723	176,431

		1,502,039

Total Common Stocks (Cost $674,061,649)		992,899,559

Rights—0.0%

Biotechnology—0.0%
Dyax Corp., Expires 12/31/19 (a) (c) (d) (e)	69,204	273,356
Tobira Therapeutics, Inc., Expires 12/31/28 (a) (c) (d) (e)	4,660	37,094

Total Rights (Cost $77,096)		310,450

Short-Term Investments—0.6%

Discount Notes—0.5%
Federal Home Loan Bank 0.761%, 07/02/18 (g)	100,000	100,000
1.812%, 08/03/18 (g)	1,625,000	1,622,226
1.879%, 08/10/18 (g)	475,000	474,012
1.900%, 08/29/18 (g)	2,725,000	2,716,572

		4,912,810

U.S. Treasury—0.1%
U.S. Treasury Bills 1.654%, 07/12/18 (g)	400,000	399,814
1.720%, 07/19/18 (g)	225,000	224,815
1.763%, 08/02/18 (g)	250,000	249,610
1.846%, 08/23/18 (g)	325,000	324,144

		1,198,383

Total Short-Term Investments (Cost $6,111,070)		6,111,193

Securities Lending Reinvestments (h)—15.9%
Security Description	Principal Amount*	Value

Bank Note—0.4%
Bank of America N.A. 2.297%, 1M LIBOR + 0.250%, 11/13/18 (i)	4,000,000	$4,000,000

Certificates of Deposit—6.2%
Banco Del Estado De Chile New York 2.455%, 3M LIBOR + 0.100%, 11/14/18 (i)	2,000,000	2,000,108
Bank of Montreal (Chicago) 2.383%, 3M LIBOR + 0.030%, 11/06/18 (i)	2,000,000	1,999,884
Bank of Nova Scotia 2.605%, 3M LIBOR + 0.280%, 03/20/19 (i)	3,000,000	3,004,200
Barclays Bank plc 2.430%, 08/01/18	2,000,000	2,000,594
Barclays Capital, plc 2.271%, 1M LIBOR + 0.270%, 08/03/18 (i)	2,500,000	2,499,765
Citibank N.A. 2.376%, 1M LIBOR + 0.330%, 09/12/18 (i)	2,000,000	1,999,858
Commonwealth Bank of Australia 2.502%, 3M LIBOR + 0.140%, 04/23/19 (i)	1,000,000	999,849
Cooperative Rabobank UA 2.488%, 3M LIBOR + 0.140%, 10/16/18 (i)	2,000,000	2,001,556
Credit Industriel et Commercial (NY) Zero Coupon, 07/24/18	1,987,990	1,997,200
Credit Suisse AG New York 2.437%, 3M LIBOR + 0.100%, 09/27/18 (i)	1,500,000	1,500,252
Industrial & Commercial Bank of China, Ltd. 2.450%, 08/15/18	2,500,000	2,499,897
Mitsubishi UFJ Trust and Banking Corp. Zero Coupon, 08/13/18	3,975,708	3,989,720
Mizuho Bank, Ltd., New York 2.348%, 1M LIBOR + 0.250%, 11/26/18 (i)	3,000,000	3,000,012
Natixis New York 2.427%, 1M LIBOR + 0.370%, 02/14/19 (i)	2,000,000	2,000,846
2.525%, 1M LIBOR + 0.440%, 09/17/18 (i)	2,000,000	2,000,920
2.548%, 3M LIBOR + 0.190%, 02/01/19 (i)	1,500,000	1,500,370
Norinchukin Bank New York 2.291%, 1M LIBOR + 0.200%, 07/23/18 (i)	2,000,000	1,999,834
Royal Bank of Canada New York 2.296%, 1M LIBOR + 0.250%, 01/11/19 (i)	2,000,000	1,999,980
2.525%, 1M LIBOR + 0.440%, 09/17/18 (i)	2,000,000	2,001,602
Societe Generale 2.256%, 1M LIBOR + 0.210%, 07/10/18 (i)	1,500,000	1,499,975
2.401%, 1M LIBOR + 0.400%, 10/02/18 (i)	1,000,000	999,900
Standard Chartered plc 2.250%, 08/21/18	1,000,000	1,000,153
2.384%, 1M LIBOR + 0.300%, 08/22/18 (i)	1,000,000	1,000,024
2.466%, 1M LIBOR + 0.420%, 10/11/18 (i)	1,000,000	1,000,211
Sumitomo Mitsui Banking Corp., New York 2.316%, 1M LIBOR + 0.270%, 09/10/18 (i)	2,500,000	2,500,220
Sumitomo Mitsui Trust Bank, Ltd. 2.408%, 1M LIBOR + 0.320%, 11/21/18 (i)	2,000,000	2,000,000
2.445%, 3M LIBOR + 0.090%, 10/18/18 (i)	3,002,347	3,000,105
Svenska Handelsbanken AB 2.459%, 3M LIBOR + 0.100%, 04/30/19 (i)	5,000,000	5,000,060
Wells Fargo Bank N.A. 2.502%, 3M LIBOR + 0.140%, 10/26/18 (i)	1,500,000	1,501,908

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Securities Lending Reinvestments (h)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Westpac Banking Corp. 2.360%, FEDEFF PRV + 0.450%, 02/15/19 (i)	1,500,000	$1,499,901

		61,998,904

Commercial Paper—3.2%
Bank of China, Ltd. 2.500%, 07/23/18	1,490,521	1,498,114
Canadian Imperial Bank of Commerce 2.485%, 1M LIBOR + 0.400%, 09/17/18 (i)	3,000,000	3,001,317
ING Funding LLC 2.236%, 1M LIBOR + 0.190%, 08/10/18 (i)	2,000,000	1,999,982
2.350%, 1M LIBOR + 0.320%, 02/08/19 (i)	3,000,000	3,000,876
LMA S.A. & LMA Americas 2.470%, 11/13/18	2,963,979	2,972,343
Macquarie Bank, Ltd. 2.280%, 09/04/18	1,988,347	1,991,868
Sheffield Receivables Co. 2.490%, 11/26/18	2,960,783	2,968,899
Starbird Funding Corp. 2.300%, 08/10/18	1,988,756	1,995,010
Toyota Motor Credit Corp. 2.310%, 09/18/18	2,977,285	2,984,766
2.320%, 07/26/18	1,986,338	1,997,238
UBS AG 2.431%, 1M LIBOR + 0.430%, 02/01/19 (i)	5,000,000	4,999,040
Westpac Banking Corp. 2.371%, 1M LIBOR + 0.280%, 05/24/19 (i)	2,000,000	2,000,000

		31,409,453

Repurchase Agreements—5.3%
Barclays Capital, Inc. Repurchase Agreement dated 06/29/18 at 2.100%, due on 07/02/18 with a maturity value of $893,191; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 05/15/24 - 05/15/26, and an aggregate market value of $910,896.	893,035	893,035
Citigroup Global Markets, Inc. Repurchase Agreement dated 05/03/18 at 2.180%, due on 07/06/18 with a maturity value of $4,015,502; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 8.750%, maturity dates ranging from 05/15/20 - 08/15/45, and various Common Stock with an aggregate market value of $4,217,150.	4,000,000	4,000,000
Repurchase Agreement dated 01/25/17 at 2.460%, due on 10/01/18 with a maturity value of $52,098; collateralized by U.S. Treasury Obligations with rates ranging from 1.500% - 2.500%, maturity dates ranging from 01/31/19 - 02/15/26, and an aggregate market value of $51,000.	50,000	50,000
Deutsche Bank AG, London Repurchase Agreement dated 01/09/18 at 2.300%, due on 07/02/18 with a maturity value of $1,011,117; collateralized by various Common Stock with an aggregate market value of $1,116,209.	1,000,000	1,000,000

Repurchase Agreements—(Continued)
ING Bank NV Repurchase Agreement dated 05/21/18 at 2.190%, due on 07/02/18 with a maturity value of $1,303,322; collateralized by various Common Stock with an aggregate market value of $1,445,854.	1,300,000	1,300,000
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Repurchase Agreement dated 10/26/16 at 2.460%, due on 10/01/18 with a maturity value of $3,668,613; collateralized by various Common Stock with an aggregate market value of $3,850,000.	3,500,000	3,500,000
Repurchase Agreement dated 08/01/17 at 2.460%, due on 10/01/18 with a maturity value of $2,058,220; collateralized by various Common Stock with an aggregate market value of $2,200,000.	2,000,000	2,000,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 11/30/17 at 2.080%, due on 07/02/18 with a maturity value of $3,442,039; collateralized by various Common Stock with an aggregate market value of $3,783,830.	3,400,000	3,400,000
Repurchase Agreement dated 03/16/18 at 2.080%, due on 07/02/18 with a maturity value of $3,219,968; collateralized by various Common Stock with an aggregate market value of $3,561,252.	3,200,000	3,200,000
Repurchase Agreement dated 04/23/18 at 2.110%, due on 07/06/18 with a maturity value of $3,013,012; collateralized by various Common Stock with an aggregate market value of $3,338,674.	3,000,000	3,000,000
Repurchase Agreement dated 03/16/18 at 2.110%, due on 07/06/18 with a maturity value of $2,013,129; collateralized by various Common Stock with an aggregate market value of $2,225,782.	2,000,000	2,000,000
Societe Generale
Repurchase Agreement dated 03/08/18 at 2.050%, due on 07/02/18 with a maturity value of $4,127,083; collateralized by various Common Stock with an aggregate market value of $4,562,693.	4,100,000	4,100,000
Repurchase Agreement dated 03/16/18 at 2.050%, due on 07/02/18 with a maturity value of $3,018,450; collateralized by various Common Stock with an aggregate market value of $3,338,556.	3,000,000	3,000,000
Repurchase Agreement dated 03/21/18 at 2.050%, due on 07/02/18 with a maturity value of $4,425,807; collateralized by various Common Stock with an aggregate market value of $4,896,548.	4,400,000	4,400,000
Repurchase Agreement dated 03/28/18 at 2.050%, due on 07/02/18 with a maturity value of $10,054,667; collateralized by various Common Stock with an aggregate market value of $11,128,519.	10,000,000	10,000,000
Repurchase Agreement dated 04/18/18 at 2.080%, due on 07/06/18 with a maturity value of $2,009,129; collateralized by various Common Stock with an aggregate market value of $2,225,704.	2,000,000	2,000,000

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Securities Lending Reinvestments (h)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Societe Generale
Repurchase Agreement dated 05/10/18 at 2.080%, due on 07/06/18 with a maturity value of $4,514,820; collateralized by various Common Stock with an aggregate market value of $5,007,834.	4,500,000	$4,500,000

		52,343,035

Time Deposits—0.8%
DNB Bank ASA 1.870%, 07/02/18	2,000,000	2,000,000
1.870%, 07/02/18	2,000,000	2,000,000
DZ Bank AG 1.890%, 07/02/18	2,000,000	2,000,000
Santander UK Group Holdings plc 1.900%, 07/02/18	2,000,000	2,000,000

		8,000,000

Total Securities Lending Reinvestments (Cost $157,738,248)		157,751,392

Total Investments—116.1% (Cost $837,988,063)		1,157,072,594
Other assets and liabilities (net)—(16.1)%		(160,253,523)

Net Assets—100.0%		$996,819,071

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2018, the market value of securities loaned was $153,508,808 and the collateral received consisted of cash in the amount of $157,665,088. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(d)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2018, these securities represent less than 0.05% of net assets.
(e)	Illiquid security. As of June 30, 2018, these securities represent 0.0% of net assets.
(f)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2018, the market value of securities pledged was $2,898,557.
(g)	The rate shown represents current yield to maturity.
(h)	Represents investment of cash collateral received from securities on loan as of June 30, 2018.
(i)	Variable or floating rate security. The stated rate represents the rate at June 30, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Depreciation
Russell 2000 Index Mini Futures	09/21/18	42	USD	3,459,750	$(40,308)

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2018:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$13,276,322	$—	$—	$13,276,322
Air Freight & Logistics	3,256,275	—	—	3,256,275
Airlines	3,933,133	—	—	3,933,133
Auto Components	10,213,949	—	—	10,213,949
Automobiles	607,660	—	—	607,660
Banks	96,972,785	—	—	96,972,785
Beverages	2,911,701	—	—	2,911,701
Biotechnology	64,487,605	—	—	64,487,605
Building Products	13,371,037	—	—	13,371,037
Capital Markets	13,149,391	—	—	13,149,391
Chemicals	20,825,209	—	—	20,825,209
Commercial Services & Supplies	25,859,283	—	—	25,859,283
Communications Equipment	16,314,167	—	—	16,314,167
Construction & Engineering	10,453,356	—	—	10,453,356
Construction Materials	1,725,649	—	—	1,725,649
Consumer Finance	7,075,548	—	—	7,075,548
Containers & Packaging	1,053,538	—	—	1,053,538
Distributors	492,681	—	—	492,681
Diversified Consumer Services	8,831,180	—	—	8,831,180
Diversified Financial Services	1,495,306	—	—	1,495,306
Diversified Telecommunication Services	4,939,369	—	—	4,939,369
Electric Utilities	10,020,501	—	—	10,020,501
Electrical Equipment	6,807,941	—	—	6,807,941
Electronic Equipment, Instruments & Components	24,804,876	—	—	24,804,876
Energy Equipment & Services	18,487,944	—	—	18,487,944
Equity Real Estate Investment Trusts	67,978,191	—	—	67,978,191
Food & Staples Retailing	6,387,890	—	—	6,387,890
Food Products	10,572,335	—	—	10,572,335
Gas Utilities	11,564,886	—	—	11,564,886
Health Care Equipment & Supplies	34,873,384	—	—	34,873,384
Health Care Providers & Services	19,668,461	—	—	19,668,461
Health Care Technology	10,800,076	—	—	10,800,076
Hotels, Restaurants & Leisure	31,429,955	—	—	31,429,955
Household Durables	15,474,417	—	—	15,474,417
Household Products	2,481,428	—	—	2,481,428
Independent Power and Renewable Electricity Producers	2,987,505	—	—	2,987,505
Industrial Conglomerates	668,492	—	—	668,492
Insurance	25,706,586	—	—	25,706,586
Internet & Direct Marketing Retail	5,493,510	—	—	5,493,510
Internet Software & Services	34,910,079	—	—	34,910,079

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
IT Services	$16,974,919	$—	$—	$16,974,919
Leisure Products	3,493,111	—	—	3,493,111
Life Sciences Tools & Services	4,074,416	—	—	4,074,416
Machinery	36,682,904	—	—	36,682,904
Marine	1,255,648	—	—	1,255,648
Media	15,954,733	—	—	15,954,733
Metals & Mining	13,144,705	0	—	13,144,705
Mortgage Real Estate Investment Trusts	11,240,523	—	—	11,240,523
Multi-Utilities	4,690,116	—	—	4,690,116
Multiline Retail	3,363,805	—	—	3,363,805
Oil, Gas & Consumable Fuels	31,267,936	—	—	31,267,936
Paper & Forest Products	6,266,986	—	—	6,266,986
Personal Products	3,342,914	—	—	3,342,914
Pharmaceuticals	20,197,369	—	—	20,197,369
Professional Services	14,354,059	—	—	14,354,059
Real Estate Management & Development	4,925,511	—	—	4,925,511
Road & Rail	5,246,782	—	—	5,246,782
Semiconductors & Semiconductor Equipment	25,134,341	—	—	25,134,341
Software	26,145,637	—	—	26,145,637
Specialty Retail	29,077,917	—	—	29,077,917
Technology Hardware, Storage & Peripherals	3,739,983	—	—	3,739,983
Textiles, Apparel & Luxury Goods	8,351,283	—	—	8,351,283
Thrifts & Mortgage Finance	21,420,324	—	—	21,420,324
Tobacco	1,945,461	—	—	1,945,461
Trading Companies & Distributors	13,167,775	—	—	13,167,775
Water Utilities	3,574,761	—	—	3,574,761
Wireless Telecommunication Services	1,502,039	—	—	1,502,039
Total Common Stocks	992,899,559	0	—	992,899,559
Total Rights*	—	—	310,450	310,450
Total Short-Term Investments*	—	6,111,193	—	6,111,193
Total Securities Lending Reinvestments*	—	157,751,392	—	157,751,392
Total Investments	$992,899,559	$163,862,585	$310,450	$1,157,072,594

Collateral for Securities Loaned (Liability)	$—	$(157,665,088)	$—	$(157,665,088)
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(40,308)	$—	$—	$(40,308)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the six months ended June 30, 2018 is not presented.

See accompanying notes to financial statements.

BHFTII-24

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

Assets
Investments at value (a) (b)	$1,157,072,594
Cash	82,039
Receivable for:
Fund shares sold	97,968
Dividends	885,418

Total Assets	1,158,138,019
Liabilities
Collateral for securities loaned	157,665,088
Payables for:
Investments purchased	68,791
Fund shares redeemed	2,837,169
Variation margin on futures contracts	10,167
Accrued Expenses:
Management fees	206,926
Distribution and service fees	98,372
Deferred trustees’ fees	113,593
Other expenses	318,842

Total Liabilities	161,318,948

Net Assets	$996,819,071

Net Assets Consist of:
Paid in surplus	$600,751,444
Undistributed net investment income	5,027,353
Accumulated net realized gain	71,996,050
Unrealized appreciation on investments and futures contracts	319,044,224

Net Assets	$996,819,071

Net Assets
Class A	$548,929,407
Class B	257,998,552
Class E	28,522,241
Class G	161,368,871
Capital Shares Outstanding*
Class A	25,051,902
Class B	12,073,170
Class E	1,309,882
Class G	7,581,177
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$21.91
Class B	21.37
Class E	21.77
Class G	21.29

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $837,988,063.
(b)	Includes securities loaned at value of $153,508,808.

Statement of Operations

Six Months Ended June 30, 2018 (Unaudited)

Investment Income
Dividends (a)	$6,227,335
Interest	142,996
Securities lending income	739,841

Total investment income	7,110,172
Expenses
Management fees	1,225,320
Administration fees	15,553
Custodian and accounting fees	81,671
Distribution and service fees—Class B	322,280
Distribution and service fees—Class E	21,216
Distribution and service fees—Class G	233,051
Audit and tax services	23,568
Legal	21,433
Trustees’ fees and expenses	20,718
Shareholder reporting	98,333
Insurance	2,980
Miscellaneous	72,280

Total expenses	2,138,403
Less management fee waiver	(12,255)

Net expenses	2,126,148

Net Investment Income	4,984,024

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	75,972,773
Futures contracts	1,271,795

Net realized gain	77,244,568

Net change in unrealized depreciation on:
Investments	(10,280,526)
Futures contracts	(171,300)

Net change in unrealized depreciation	(10,451,826)

Net realized and unrealized gain	66,792,742

Net Increase in Net Assets From Operations	$71,776,766

(a)	Net of foreign withholding taxes of $2,519.

See accompanying notes to financial statements.

BHFTII-25

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$4,984,024	$10,169,485
Net realized gain	77,244,568	63,371,248
Net change in unrealized appreciation (depreciation)	(10,451,826)	56,533,733

Increase in net assets from operations	71,776,766	130,074,466

From Distributions to Shareholders
Net investment income
Class A	(5,909,036)	(6,289,158)
Class B	(2,242,078)	(2,591,328)
Class E	(269,019)	(304,417)
Class G	(1,335,591)	(1,512,778)
Net realized capital gains
Class A	(35,524,281)	(20,629,418)
Class B	(17,310,666)	(10,353,031)
Class E	(1,868,392)	(1,120,627)
Class G	(10,748,326)	(6,220,837)

Total distributions	(75,207,389)	(49,021,594)

Increase (decrease) in net assets from capital share transactions	15,713,331	(29,700,774)

Total increase in net assets	12,282,708	51,352,098

Net Assets
Beginning of period	984,536,363	933,184,265

End of period	$996,819,071	$984,536,363

Undistributed net investment income
End of period	$5,027,353	$9,799,053

See accompanying notes to financial statements.

BHFTII-26

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Statements of Changes in Net Assets

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	999,587	$22,380,705	2,341,690	$48,037,267
Reinvestments	1,853,840	41,433,317	1,342,573	26,918,576
Redemptions	(2,440,519)	(54,764,148)	(4,450,174)	(91,944,147)

Net increase (decrease)	412,908	$9,049,874	(765,911)	$(16,988,304)

Class B
Sales	210,281	$4,589,291	745,990	$15,024,502
Reinvestments	896,915	19,552,744	660,427	12,944,359
Redemptions	(1,108,036)	(24,371,208)	(1,811,625)	(36,864,871)

Net decrease	(840)	$(229,173)	(405,208)	$(8,896,010)

Class E
Sales	71,571	$1,577,530	135,410	$2,776,996
Reinvestments	96,236	2,137,411	71,467	1,425,044
Redemptions	(168,776)	(3,748,556)	(278,255)	(5,722,889)

Net decrease	(969)	$(33,615)	(71,378)	$(1,520,849)

Class G
Sales	460,812	$10,337,382	1,014,353	$20,315,522
Reinvestments	556,606	12,083,917	395,986	7,733,615
Redemptions	(707,995)	(15,495,054)	(1,503,870)	(30,344,748)

Net increase (decrease)	309,423	$6,926,245	(93,531)	$(2,295,611)

Increase (decrease) derived from capital shares transactions		$15,713,331		$(29,700,774)

See accompanying notes to financial statements.

BHFTII-27

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$21.98		$20.22	$17.98	$20.11	$19.83	$14.56

Income (Loss) from Investment Operations
Net investment income (a)	0.13		0.25	0.25 (b)	0.26	0.24	0.20
Net realized and unrealized gain (loss) on investments	1.57		2.61	3.33	(0.98)	0.71	5.33

Total from investment operations	1.70		2.86	3.58	(0.72)	0.95	5.53

Less Distributions
Distributions from net investment income	(0.25)		(0.26)	(0.26)	(0.25)	(0.23)	(0.26)
Distributions from net realized capital gains	(1.52)		(0.84)	(1.08)	(1.16)	(0.44)	0.00

Total distributions	(1.77)		(1.10)	(1.34)	(1.41)	(0.67)	(0.26)

Net Asset Value, End of Period	$21.91		$21.98	$20.22	$17.98	$20.11	$19.83

Total Return (%) (c)	7.59	(d)	14.67	21.28	(4.27)	5.04	38.55

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.32	(e)	0.31	0.31	0.31	0.32	0.31
Net ratio of expenses to average net assets (%) (f)	0.32	(e)	0.31	0.31	0.31	0.31	0.31
Ratio of net investment income to average net assets (%)	1.13	(e)	1.19	1.40 (b)	1.35	1.26	1.18
Portfolio turnover rate (%)	16	(d)	20	24	27	24	25
Net assets, end of period (in millions)	$548.9		$541.5	$513.7	$459.0	$488.3	$485.5

	Class B
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$21.45		$19.76	$17.60	$19.71	$19.45	$14.29

Income (Loss) from Investment Operations
Net investment income (a)	0.10		0.19	0.20 (b)	0.21	0.19	0.16
Net realized and unrealized gain (loss) on investments	1.54		2.55	3.25	(0.96)	0.69	5.23

Total from investment operations	1.64		2.74	3.45	(0.75)	0.88	5.39

Less Distributions
Distributions from net investment income	(0.20)		(0.21)	(0.21)	(0.20)	(0.18)	(0.23)
Distributions from net realized capital gains	(1.52)		(0.84)	(1.08)	(1.16)	(0.44)	0.00

Total distributions	(1.72)		(1.05)	(1.29)	(1.36)	(0.62)	(0.23)

Net Asset Value, End of Period	$21.37		$21.45	$19.76	$17.60	$19.71	$19.45

Total Return (%) (c)	7.48	(d)	14.39	20.96	(4.49)	4.78	38.18

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.57	(e)	0.56	0.56	0.56	0.57	0.56
Net ratio of expenses to average net assets (%) (f)	0.57	(e)	0.56	0.56	0.56	0.56	0.56
Ratio of net investment income to average net assets (%)	0.88	(e)	0.94	1.15 (b)	1.10	1.01	0.93
Portfolio turnover rate (%)	16	(d)	20	24	27	24	25
Net assets, end of period (in millions)	$258.0		$259.0	$246.6	$220.8	$240.2	$238.1

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-28

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$21.84		$20.10	$17.88	$20.00	$19.72	$14.48

Income (Loss) from Investment Operations
Net investment income (a)	0.11		0.21	0.22 (b)	0.23	0.21	0.17
Net realized and unrealized gain (loss) on investments	1.56		2.60	3.31	(0.98)	0.71	5.31

Total from investment operations	1.67		2.81	3.53	(0.75)	0.92	5.48

Less Distributions
Distributions from net investment income	(0.22)		(0.23)	(0.23)	(0.21)	(0.20)	(0.24)
Distributions from net realized capital gains	(1.52)		(0.84)	(1.08)	(1.16)	(0.44)	0.00

Total distributions	(1.74)		(1.07)	(1.31)	(1.37)	(0.64)	(0.24)

Net Asset Value, End of Period	$21.77		$21.84	$20.10	$17.88	$20.00	$19.72

Total Return (%) (c)	7.49	(d)	14.50	21.09	(4.39)	4.91	38.35

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.47	(e)	0.46	0.46	0.46	0.47	0.46
Net ratio of expenses to average net assets (%) (f)	0.47	(e)	0.46	0.46	0.46	0.46	0.46
Ratio of net investment income to average net assets (%)	0.98	(e)	1.04	1.25 (b)	1.19	1.10	1.03
Portfolio turnover rate (%)	16	(d)	20	24	27	24	25
Net assets, end of period (in millions)	$28.5		$28.6	$27.8	$25.0	$28.7	$30.6

	Class G
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$21.37		$19.70	$17.54	$19.65	$19.40	$14.26

Income (Loss) from Investment Operations
Net investment income (a)	0.09		0.18	0.19 (b)	0.20	0.18	0.15
Net realized and unrealized gain (loss) on investments	1.54		2.54	3.24	(0.96)	0.69	5.22

Total from investment operations	1.63		2.72	3.43	(0.76)	0.87	5.37

Less Distributions
Distributions from net investment income	(0.19)		(0.21)	(0.19)	(0.19)	(0.18)	(0.23)
Distributions from net realized capital gains	(1.52)		(0.84)	(1.08)	(1.16)	(0.44)	0.00

Total distributions	(1.71)		(1.05)	(1.27)	(1.35)	(0.62)	(0.23)

Net Asset Value, End of Period	$21.29		$21.37	$19.70	$17.54	$19.65	$19.40

Total Return (%) (c)	7.47	(d)	14.30	20.92	(4.54)	4.73	38.12

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.62	(e)	0.61	0.61	0.61	0.62	0.61
Net ratio of expenses to average net assets (%) (f)	0.62	(e)	0.61	0.61	0.61	0.61	0.61
Ratio of net investment income to average net assets (%)	0.84	(e)	0.89	1.10 (b)	1.04	0.96	0.89
Portfolio turnover rate (%)	16	(d)	20	24	27	24	25
Net assets, end of period (in millions)	$161.4		$155.4	$145.1	$131.0	$144.7	$141.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-29

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2018 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MetLife Russell 2000 Index Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered and offers four classes of shares: Class A, B, E and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost

BHFTII-30

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to adjustments to prior period accumulated balances and real estate investment trust (“REIT”) adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTII-31

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2018, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $52,343,035. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2018, with a contractual maturity of overnight and continuous.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been

BHFTII-32

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2018 by category of risk exposure:

	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized depreciation on futures contracts (a)(b)	$40,308

(a)	Financial instrument not subject to a master netting agreement.
(b)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2018:

Statement of Operations Location-Net Realized Gain (Loss)	Equity
Futures contracts	$1,271,795

Statement of Operations Location-Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$(171,300)

For the six months ended June 30, 2018, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$10,508

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant

BHFTII-33

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2018 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$151,983,937	$0	$182,244,695

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the six months ended June 30, 2018 were $1,225,320.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with MetLife Investment Advisors, LLC (“MIA”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, Brighthouse Investment Advisers has agreed to pay MIA an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.040%	On the first $500 million
0.030%	Of the next $500 million
0.015%	On amounts over $1 billion

Fees earned by MIA with respect to the Portfolio for the six months ended June 30, 2018 were $171,407.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical agreement was in place for the period May 1, 2017 to April 30, 2018. Amounts waived for the six months ended June 30, 2018 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, B, E, and G Shares. Brighthouse Securities, LLC is an affiliate of the

BHFTII-34

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E, and G Shares. Under the Distribution and Service Plan, the Class B, E, and G Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E, and G Shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares, 0.15% per year for Class E Shares, and 0.30% per year for Class G Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2018 was as follows:

Cost basis of investments	$844,580,332

Gross unrealized appreciation	358,011,634
Gross unrealized depreciation	(45,559,680)

Net unrealized appreciation (depreciation)	$312,451,954

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$10,697,682	$10,436,636	$38,323,913	$48,409,622	$49,021,595	$58,846,258

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$18,136,499	$56,954,486	$324,524,015	$—	$399,615,000

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

BHFTII-35

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Managed by MetLife Investment Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2018, the Class A, B, D, E, and G shares of the Brighthouse Stock Index Portfolio returned 2.51%, 2.39%, 2.47%, 2.45%, and 2.36%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (“S&P”) 500 Index1, returned 2.65%.

MARKET ENVIRONMENT / CONDITIONS

During the first six months of 2018, equity markets rallied on optimism about the impact of U.S. tax reform, better than expected macroeconomic data and the strength of corporate earnings. Companies that reported better than expected earnings include Apple, Disney, Celgene, and Occidental Petroleum. During the first quarter, equity markets declined as the 10-year Treasury yield reached its highest level since 2014, driven by a more hawkish Federal Reserve (the “Fed”) and higher than expected wage growth. Other factors that weighed on the equity markets included President Trump’s plan to impose tariffs on steel and aluminum imports and the Fed Chair Powell hinting at the possibility of four rate hikes this year during his Congressional testimony. During the second quarter, equity markets rallied as trade negotiations eased concerns of a global trade war and leaders of North and South Korea met for the first time since 2007. However, equity investors still had issues to be concerned about including unrest in the Middle East, political uncertainty in Italy, and the U.S. withdrawal from the Iran nuclear deal.

During the first six months, the Federal Open Market Committee (the “FOMC”) met four times and raised the target range for the Federal Funds Rate twice to 1.75% to 2.00%. The FOMC stated that job gains had been strong in recent months and the unemployment rate had declined. The FOMC also stated that economic activity had been rising at a solid rate and that the growth of household spending had picked up.

Six of the eleven sectors comprising the S&P 500 Index experienced positive returns for the first six months of 2018. Consumer Discretionary (12.2% beginning weight in the benchmark), up 11.5%, was the best-performing sector. Information Technology (23.8% beginning weight), up 10.9%, and Energy (6.1% beginning weight), up 6.8%, were the next best-performing sectors. Consumer Staples (8.2% beginning weight), down 8.6%, and Telecom Services (2.1% beginning weight), down 8.4%, were the worst-performing sectors.

The stocks with the largest positive impact to the benchmark return for the first half of the year were Amazon, up 45.3%; Microsoft, up 16.3%; and Apple, up 10.2%. The stocks with the largest negative impact were Philip Morris, down 21.6%; AT&T, down 15.1%; and Johnson & Johnson, down 12.0%.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Portfolio is managed utilizing a full replication strategy versus the S&P 500 Index. This strategy seeks to replicate the performance of the Index by owning all of the components of the Index at their respective Index capitalization weights. The Portfolio is periodically rebalanced for compositional changes in the S&P 500 Index. Factors that impact tracking error include transaction costs, cash drag, securities lending, net asset value (NAV) rounding, contributions, and withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-1

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2018

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
MetLife Stock Index Portfolio
Class A	2.51	14.09	13.13	9.91	—
Class B	2.39	13.79	12.85	9.64	—
Class D	2.47	13.97	13.02	—	15.44
Class E	2.45	13.92	12.96	9.75	—
Class G	2.36	13.74	—	—	9.93
S&P 500 Index	2.65	14.37	13.42	10.17	—

1 The Standard & Poor’s (S&P) 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

2 Inception dates of the Class A, Class B, Class D, Class E and Class G shares are 5/1/90, 1/2/01, 4/28/09, 5/1/01 and 11/12/14, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2018

Top Holdings

% of Net Assets
Apple, Inc.	3.9
Microsoft Corp.	3.2
Amazon.com, Inc.	2.9
Facebook, Inc.- Class A	2.0
Berkshire Hathaway, Inc.- Class B	1.5
JPMorgan Chase & Co.	1.5
Exxon Mobil Corp.	1.5
Alphabet, Inc.- Class C	1.4
Alphabet, Inc.- Class A	1.4
Johnson & Johnson	1.4

Top Sectors

% of Net Assets
Information Technology	25.6
Financials	14.7
Health Care	13.9
Consumer Discretionary	12.7
Industrials	9.4
Consumer Staples	6.8
Energy	6.2
Utilities	2.9
Real Estate	2.8
Materials	2.6

BHFTII-2

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2018 through June 30, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Stock Index Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period** January 1, 2018 to June 30, 2018
Class A (a)	Actual	0.27%	$1,000.00	$1,025.10	$1.36
	Hypothetical*	0.27%	$1,000.00	$1,023.46	$1.35

Class B (a)	Actual	0.52%	$1,000.00	$1,023.90	$2.61
	Hypothetical*	0.52%	$1,000.00	$1,022.22	$2.61

Class D (a)	Actual	0.37%	$1,000.00	$1,024.70	$1.86
	Hypothetical*	0.37%	$1,000.00	$1,022.96	$1.86

Class E (a)	Actual	0.42%	$1,000.00	$1,024.50	$2.11
	Hypothetical*	0.42%	$1,000.00	$1,022.71	$2.11

Class G (a)	Actual	0.57%	$1,000.00	$1,023.60	$2.86
	Hypothetical*	0.57%	$1,000.00	$1,021.97	$2.86

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—98.5% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.6%
Arconic, Inc.	125,078	$2,127,577
Boeing Co. (The)	161,209	54,087,232
General Dynamics Corp.	81,319	15,158,675
Harris Corp.	34,951	5,051,817
Huntington Ingalls Industries, Inc. (a)	13,100	2,839,949
L3 Technologies, Inc.	23,103	4,443,169
Lockheed Martin Corp.	73,127	21,603,910
Northrop Grumman Corp.	51,335	15,795,779
Raytheon Co.	84,560	16,335,301
Rockwell Collins, Inc.	48,346	6,511,239
Textron, Inc.	75,371	4,967,703
TransDigm Group, Inc. (a)	14,354	4,954,139
United Technologies Corp.	219,033	27,385,696

		181,262,186

Air Freight & Logistics—0.6%
C.H. Robinson Worldwide, Inc. (a)	40,989	3,429,140
Expeditors International of Washington, Inc. (a)	51,421	3,758,875
FedEx Corp.	72,369	16,432,105
United Parcel Service, Inc. - Class B	202,991	21,563,734

		45,183,854

Airlines—0.4%
Alaska Air Group, Inc. (a)	36,284	2,191,191
American Airlines Group, Inc. (a)	122,654	4,655,946
Delta Air Lines, Inc.	189,978	9,411,510
Southwest Airlines Co.	157,026	7,989,483
United Continental Holdings, Inc. (a) (b)	69,377	4,837,658

		29,085,788

Auto Components—0.2%
Aptiv plc (a)	77,942	7,141,826
BorgWarner, Inc. (a)	58,138	2,509,236
Goodyear Tire & Rubber Co. (The) (a)	70,600	1,644,274

		11,295,336

Automobiles—0.4%
Ford Motor Co. (a)	1,152,222	12,755,098
General Motors Co.	373,416	14,712,590
Harley-Davidson, Inc.	48,995	2,061,710

		29,529,398

Banks—6.0%
Bank of America Corp.	2,775,857	78,251,409
BB&T Corp. (a)	229,541	11,578,048
Citigroup, Inc.	750,642	50,232,963
Citizens Financial Group, Inc. (a)	142,692	5,550,719
Comerica, Inc. (a)	50,613	4,601,734
Fifth Third Bancorp	201,794	5,791,488
Huntington Bancshares, Inc. (a)	325,283	4,801,177
JPMorgan Chase & Co.	1,002,289	104,438,514
KeyCorp	312,529	6,106,817
M&T Bank Corp.	42,754	7,274,593
People’s United Financial, Inc. (a)	102,407	1,852,542
PNC Financial Services Group, Inc. (The)	138,210	18,672,171

Banks—(Continued)
Regions Financial Corp.	330,629	5,878,583
SunTrust Banks, Inc.	136,834	9,033,781
SVB Financial Group (b)	15,595	4,503,212
U.S. Bancorp	459,327	22,975,536
Wells Fargo & Co.	1,291,016	71,573,927
Zions Bancorp (a)	58,026	3,057,390

		416,174,604

Beverages—1.7%
Brown-Forman Corp. - Class B	77,107	3,779,014
Coca-Cola Co. (The)	1,127,387	49,447,194
Constellation Brands, Inc. - Class A	49,459	10,825,091
Molson Coors Brewing Co. - Class B (a)	54,472	3,706,275
Monster Beverage Corp. (b)	120,917	6,928,544
PepsiCo, Inc.	417,382	45,440,378

		120,126,496

Biotechnology—2.5%
AbbVie, Inc.	446,122	41,333,203
Alexion Pharmaceuticals, Inc. (a) (b)	65,499	8,131,701
Amgen, Inc.	196,055	36,189,793
Biogen, Inc. (b)	62,116	18,028,548
Celgene Corp. (b)	208,077	16,525,475
Gilead Sciences, Inc.	382,767	27,115,214
Incyte Corp. (b)	51,791	3,469,997
Regeneron Pharmaceuticals, Inc. (b)	22,768	7,854,732
Vertex Pharmaceuticals, Inc. (a) (b)	75,016	12,749,720

		171,398,383

Building Products—0.3%
A.O. Smith Corp. (a)	42,707	2,526,119
Allegion plc (a)	27,953	2,162,444
Fortune Brands Home & Security, Inc. (a)	42,956	2,306,308
Johnson Controls International plc	272,653	9,120,243
Masco Corp.	91,401	3,420,225

		19,535,339

Capital Markets—3.0%
Affiliated Managers Group, Inc. (a)	15,989	2,377,085
Ameriprise Financial, Inc. (a)	42,571	5,954,831
Bank of New York Mellon Corp. (The)	297,519	16,045,200
BlackRock, Inc.	36,306	18,118,146
Cboe Global Markets, Inc. (a)	33,114	3,446,174
Charles Schwab Corp. (The)	353,480	18,062,828
CME Group, Inc. (a)	100,238	16,431,013
E*Trade Financial Corp. (b)	77,689	4,751,459
Franklin Resources, Inc.	93,824	3,007,059
Goldman Sachs Group, Inc. (The)	103,408	22,808,703
Intercontinental Exchange, Inc. (a)	170,511	12,541,084
Invesco, Ltd. (a)	120,919	3,211,609
Moody’s Corp.	49,147	8,382,512
Morgan Stanley	401,265	19,019,961
MSCI, Inc. (a)	26,207	4,335,424
Nasdaq, Inc.	34,405	3,140,144
Northern Trust Corp. (a)	62,258	6,405,726

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Capital Markets—(Continued)
Raymond James Financial, Inc. (a)	38,215	$3,414,510
S&P Global, Inc. (a)	73,977	15,083,171
State Street Corp.	107,568	10,013,505
T. Rowe Price Group, Inc.	71,280	8,274,895

		204,825,039

Chemicals—1.8%
Air Products & Chemicals, Inc.	64,526	10,048,634
Albemarle Corp. (a)	32,606	3,075,724
CF Industries Holdings, Inc.	68,695	3,050,058
DowDuPont, Inc.	683,186	45,035,621
Eastman Chemical Co. (a)	42,025	4,200,819
Ecolab, Inc.	76,440	10,726,825
FMC Corp. (a)	39,598	3,532,538
International Flavors & Fragrances, Inc. (a)	23,236	2,880,335
LyondellBasell Industries NV - Class A	94,641	10,396,314
Mosaic Co. (The) (a)	103,246	2,896,050
PPG Industries, Inc.	73,395	7,613,263
Praxair, Inc.	84,595	13,378,699
Sherwin-Williams Co. (The)	24,234	9,877,052

		126,711,932

Commercial Services & Supplies—0.3%
Cintas Corp.	25,447	4,709,476
Copart, Inc. (b)	59,488	3,364,641
Republic Services, Inc.	65,643	4,487,356
Stericycle, Inc. (b)	25,191	1,644,720
Waste Management, Inc.	117,099	9,524,833

		23,731,026

Communications Equipment—1.0%
Cisco Systems, Inc.	1,384,421	59,571,636
F5 Networks, Inc. (a) (b)	17,991	3,102,548
Juniper Networks, Inc. (a)	102,782	2,818,282
Motorola Solutions, Inc.	47,729	5,554,224

		71,046,690

Construction & Engineering—0.1%
Fluor Corp.	41,385	2,018,760
Jacobs Engineering Group, Inc. (a)	35,479	2,252,562
Quanta Services, Inc. (a) (b)	44,041	1,470,969

		5,742,291

Construction Materials—0.1%
Martin Marietta Materials, Inc. (a)	18,532	4,138,751
Vulcan Materials Co.	38,912	5,021,983

		9,160,734

Consumer Finance—0.7%
American Express Co.	210,215	20,601,070
Capital One Financial Corp. (a)	143,195	13,159,620
Discover Financial Services	102,731	7,233,290
Synchrony Financial (a)	208,852	6,971,480

		47,965,460

Containers & Packaging—0.3%
Avery Dennison Corp.	25,914	2,645,819
Ball Corp. (a)	102,808	3,654,824
International Paper Co.	121,898	6,348,448
Packaging Corp. of America (a)	27,774	3,104,856
Sealed Air Corp. (a)	47,441	2,013,870
WestRock Co.	75,493	4,304,611

		22,072,428

Distributors—0.1%
Genuine Parts Co.	43,196	3,964,961
LKQ Corp. (b)	91,171	2,908,355

		6,873,316

Diversified Consumer Services—0.0%
H&R Block, Inc. (a)	61,584	1,402,883

Diversified Financial Services—1.6%
Berkshire Hathaway, Inc. - Class B (a) (b)	566,594	105,754,770
Jefferies Financial Group, Inc.	89,254	2,029,636

		107,784,406

Diversified Telecommunication Services—2.0%
AT&T, Inc.	2,137,661	68,640,295
CenturyLink, Inc. (a)	289,004	5,387,034
Verizon Communications, Inc.	1,216,336	61,193,864

		135,221,193

Electric Utilities—1.8%
Alliant Energy Corp. (a)	68,143	2,883,812
American Electric Power Co., Inc. (a)	144,987	10,040,350
Duke Energy Corp.	206,360	16,318,949
Edison International (a)	95,911	6,068,289
Entergy Corp. (a)	53,230	4,300,452
Evergy, Inc.	79,840	4,483,016
Eversource Energy	93,284	5,467,375
Exelon Corp.	284,186	12,106,323
FirstEnergy Corp. (a)	131,967	4,738,935
NextEra Energy, Inc. (a)	138,780	23,180,423
PG&E Corp.	152,024	6,470,141
Pinnacle West Capital Corp.	32,950	2,654,452
PPL Corp.	205,786	5,875,190
Southern Co. (The)	297,799	13,791,072
Xcel Energy, Inc.	149,795	6,842,636

		125,221,415

Electrical Equipment—0.5%
AMETEK, Inc. (a)	68,171	4,919,219
Eaton Corp. plc	128,731	9,621,355
Emerson Electric Co.	185,484	12,824,364
Rockwell Automation, Inc.	36,968	6,145,191

		33,510,129

Electronic Equipment, Instruments & Components—0.4%
Amphenol Corp. - Class A	88,736	7,733,343
Corning, Inc. (a)	244,435	6,724,407

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Electronic Equipment, Instruments & Components—(Continued)
FLIR Systems, Inc. (a)	40,392	$2,099,172
IPG Photonics Corp. (a) (b)	11,065	2,441,271
TE Connectivity, Ltd.	103,073	9,282,754

		28,280,947

Energy Equipment & Services—0.8%
Baker Hughes a GE Co. (a)	122,582	4,048,883
Halliburton Co.	257,867	11,619,487
Helmerich & Payne, Inc. (a)	32,052	2,043,636
National Oilwell Varco, Inc. (a)	112,458	4,880,677
Schlumberger, Ltd.	407,751	27,331,550
TechnipFMC plc (a)	127,765	4,055,261

		53,979,494

Equity Real Estate Investment Trusts—2.7%
Alexandria Real Estate Equities, Inc.	30,316	3,824,970
American Tower Corp.	130,015	18,744,263
Apartment Investment & Management Co. - Class A	46,320	1,959,336
AvalonBay Communities, Inc.	40,686	6,993,517
Boston Properties, Inc. (a)	45,441	5,699,210
Crown Castle International Corp.	122,114	13,166,331
Digital Realty Trust, Inc.	60,628	6,764,872
Duke Realty Corp. (a)	105,101	3,051,082
Equinix, Inc.	23,391	10,055,557
Equity Residential	108,393	6,903,550
Essex Property Trust, Inc.	19,443	4,648,238
Extra Space Storage, Inc.	37,123	3,705,247
Federal Realty Investment Trust (a)	21,555	2,727,785
GGP, Inc.	186,204	3,804,148
HCP, Inc.	138,296	3,570,803
Host Hotels & Resorts, Inc.	218,232	4,598,148
Iron Mountain, Inc. (a)	82,848	2,900,508
Kimco Realty Corp. (a)	125,079	2,125,092
Macerich Co. (The)	31,958	1,816,173
Mid-America Apartment Communities, Inc.	33,497	3,372,143
Prologis, Inc.	156,972	10,311,491
Public Storage (a)	44,109	10,006,568
Realty Income Corp. (a)	83,717	4,503,137
Regency Centers Corp.	43,387	2,693,465
SBA Communications Corp. (a) (b)	33,908	5,598,889
Simon Property Group, Inc. (a)	91,166	15,515,542
SL Green Realty Corp. (a)	26,030	2,616,796
UDR, Inc. (a)	78,775	2,957,213
Ventas, Inc.	104,890	5,973,485
Vornado Realty Trust (a)	50,943	3,765,707
Welltower, Inc. (a)	109,503	6,864,743
Weyerhaeuser Co.	222,847	8,125,002

		189,363,011

Food & Staples Retailing—1.4%
Costco Wholesale Corp.	129,115	26,982,453
Kroger Co. (The) (a)	239,282	6,807,573
Sysco Corp.	141,097	9,635,514
Walgreens Boots Alliance, Inc.	251,054	15,067,006
Walmart, Inc.	425,880	36,476,622

		94,969,168

Food Products—1.1%
Archer-Daniels-Midland Co.	164,611	7,544,122
Campbell Soup Co. (a)	56,639	2,296,145
Conagra Brands, Inc.	115,843	4,139,071
General Mills, Inc.	174,533	7,724,831
Hershey Co. (The) (a)	41,133	3,827,837
Hormel Foods Corp. (a)	79,500	2,958,195
J.M. Smucker Co. (The) (a)	33,441	3,594,239
Kellogg Co. (a)	73,515	5,136,493
Kraft Heinz Co. (The) (a)	175,859	11,047,462
McCormick & Co., Inc. (a)	35,703	4,144,761
Mondelez International, Inc. - Class A	434,226	17,803,266
Tyson Foods, Inc. - Class A (a)	87,606	6,031,673

		76,248,095

Health Care Equipment & Supplies—3.0%
Abbott Laboratories	516,098	31,476,817
ABIOMED, Inc. (a) (b)	12,439	5,088,173
Align Technology, Inc. (a) (b)	21,235	7,265,343
Baxter International, Inc.	145,024	10,708,572
Becton Dickinson & Co.	78,658	18,843,310
Boston Scientific Corp. (b)	406,184	13,282,217
Cooper Cos., Inc. (The) (a)	14,431	3,397,779
Danaher Corp.	180,967	17,857,823
DENTSPLY SIRONA, Inc. (a)	66,952	2,930,489
Edwards Lifesciences Corp. (a) (b)	62,049	9,032,473
Hologic, Inc. (b)	80,368	3,194,628
IDEXX Laboratories, Inc. (a) (b)	25,571	5,572,944
Intuitive Surgical, Inc. (b)	33,352	15,958,265
Medtronic plc	398,651	34,128,512
ResMed, Inc.	42,019	4,352,328
Stryker Corp. (a)	94,610	15,975,845
Varian Medical Systems, Inc. (a) (b)	26,937	3,063,276
Zimmer Biomet Holdings, Inc. (a)	59,838	6,668,347

		208,797,141

Health Care Providers & Services—3.1%
Aetna, Inc.	96,291	17,669,398
AmerisourceBergen Corp. (a)	47,882	4,082,898
Anthem, Inc.	75,125	17,882,004
Cardinal Health, Inc.	91,458	4,465,894
Centene Corp. (b)	60,400	7,441,884
Cigna Corp.	71,613	12,170,629
CVS Health Corp.	299,277	19,258,475
DaVita, Inc. (b)	41,095	2,853,637
Envision Healthcare Corp. (a) (b)	35,657	1,569,265
Express Scripts Holding Co. (b)	165,358	12,767,291
HCA Healthcare, Inc.	82,260	8,439,876
Henry Schein, Inc. (a) (b)	45,341	3,293,570
Humana, Inc.	40,531	12,063,242
Laboratory Corp. of America Holdings (b)	30,115	5,406,546
McKesson Corp.	59,479	7,934,499
Quest Diagnostics, Inc. (a)	39,981	4,395,511
UnitedHealth Group, Inc.	282,891	69,404,478
Universal Health Services, Inc. - Class B (a)	25,655	2,858,993

		213,958,090

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Technology—0.1%
Cerner Corp. (a) (b)	92,794	$5,548,153

Hotels, Restaurants & Leisure—1.6%
Carnival Corp.	119,508	6,849,004
Chipotle Mexican Grill, Inc. (b)	7,200	3,105,864
Darden Restaurants, Inc. (a)	36,441	3,901,374
Hilton Worldwide Holdings, Inc.	82,245	6,510,514
Marriott International, Inc. - Class A (a)	87,377	11,061,928
McDonald’s Corp.	231,138	36,217,013
MGM Resorts International (a)	147,514	4,282,331
Norwegian Cruise Line Holdings, Ltd. (b)	60,851	2,875,210
Royal Caribbean Cruises, Ltd.	49,867	5,166,221
Starbucks Corp. (a)	406,240	19,844,824
Wynn Resorts, Ltd.	24,933	4,172,288
Yum! Brands, Inc.	95,147	7,442,398

		111,428,969

Household Durables—0.4%
DR Horton, Inc. (a)	101,103	4,145,223
Garmin, Ltd.	32,742	1,997,262
Leggett & Platt, Inc. (a)	38,642	1,724,979
Lennar Corp. - Class A (a)	80,542	4,228,455
Mohawk Industries, Inc. (a) (b)	18,666	3,999,564
Newell Brands, Inc. (a)	142,979	3,687,428
PulteGroup, Inc. (a)	77,327	2,223,151
Whirlpool Corp.	18,995	2,777,639

		24,783,701

Household Products—1.4%
Church & Dwight Co., Inc. (a)	72,034	3,829,327
Clorox Co. (The) (a)	38,124	5,156,271
Colgate-Palmolive Co.	256,791	16,642,625
Kimberly-Clark Corp.	102,834	10,832,534
Procter & Gamble Co. (The)	740,240	57,783,134

		94,243,891

Independent Power and Renewable Electricity Producers—0.1%
AES Corp. (a)	194,701	2,610,940
NRG Energy, Inc.	88,060	2,703,442

		5,314,382

Industrial Conglomerates—1.6%
3M Co. (a)	174,770	34,380,754
General Electric Co.	2,556,765	34,797,572
Honeywell International, Inc.	219,879	31,673,570
Roper Technologies, Inc.	30,368	8,378,835

		109,230,731

Insurance—2.3%
Aflac, Inc.	227,897	9,804,129
Allstate Corp. (The)	103,470	9,443,707
American International Group, Inc.	264,257	14,010,906
Aon plc	71,979	9,873,359
Arthur J. Gallagher & Co. (a)	53,657	3,502,729
Assurant, Inc. (a)	15,511	1,605,233

Insurance—(Continued)
Brighthouse Financial, Inc. (b) (c)	35,147	1,408,340
Chubb, Ltd.	137,121	17,417,109
Cincinnati Financial Corp. (a)	43,972	2,939,968
Everest Re Group, Ltd. (a)	12,064	2,780,511
Hartford Financial Services Group, Inc. (The) (a)	105,427	5,390,483
Lincoln National Corp.	64,382	4,007,780
Loews Corp.	77,080	3,721,422
Marsh & McLennan Cos., Inc.	149,362	12,243,203
MetLife, Inc. (c)	299,243	13,046,995
Principal Financial Group, Inc. (a)	78,404	4,151,492
Progressive Corp. (The) (a)	171,438	10,140,558
Prudential Financial, Inc.	123,638	11,561,389
Torchmark Corp. (a)	31,088	2,530,874
Travelers Cos., Inc. (The)	79,559	9,733,248
Unum Group	65,114	2,408,567
Willis Towers Watson plc (a)	38,811	5,883,748
XL Group, Ltd.	76,033	4,254,046

		161,859,796

Internet & Direct Marketing Retail—4.2%
Amazon.com, Inc. (b)	118,557	201,523,189
Booking Holdings, Inc. (a) (b)	14,182	28,748,190
Expedia Group, Inc.	35,580	4,276,360
Netflix, Inc. (b)	127,964	50,088,949
TripAdvisor, Inc. (a) (b)	31,545	1,757,372

		286,394,060

Internet Software & Services—5.3%
Akamai Technologies, Inc. (b)	50,229	3,678,270
Alphabet, Inc. - Class A (b)	87,918	99,276,126
Alphabet, Inc. - Class C (b) (d)	89,370	99,705,641
eBay, Inc. (b)	272,122	9,867,144
Facebook, Inc. - Class A (b)	706,095	137,208,380
Twitter, Inc. (a) (b)	192,764	8,418,004
VeriSign, Inc. (a) (b)	28,262	3,883,764

		362,037,329

IT Services—4.5%
Accenture plc - Class A	189,310	30,969,223
Alliance Data Systems Corp.	14,189	3,308,875
Automatic Data Processing, Inc.	129,680	17,395,275
Broadridge Financial Solutions, Inc.	34,713	3,995,466
Cognizant Technology Solutions Corp. - Class A	172,475	13,623,800
DXC Technology Co.	83,836	6,758,020
Fidelity National Information Services, Inc.	97,443	10,331,881
Fiserv, Inc. (b)	120,529	8,929,994
FleetCor Technologies, Inc. (a) (b)	26,387	5,558,421
Gartner, Inc. (a) (b)	26,859	3,569,561
Global Payments, Inc. (a)	46,966	5,236,239
International Business Machines Corp.	251,313	35,108,426
MasterCard, Inc. - Class A	269,907	53,042,124
Paychex, Inc. (a)	94,128	6,433,649
PayPal Holdings, Inc. (b)	328,567	27,359,774
Total System Services, Inc.	48,836	4,127,619
Visa, Inc. - Class A (a)	525,806	69,643,005

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—(Continued)
Western Union Co. (The) (a)	135,627	$2,757,297

		308,148,649

Leisure Products—0.1%
Hasbro, Inc. (a)	33,469	3,089,523
Mattel, Inc. (a)	101,270	1,662,854

		4,752,377

Life Sciences Tools & Services—0.8%
Agilent Technologies, Inc. (a)	94,186	5,824,462
Illumina, Inc. (b)	43,274	12,085,995
IQVIA Holdings, Inc. (b)	47,588	4,750,234
Mettler-Toledo International, Inc. (a) (b)	7,476	4,325,838
PerkinElmer, Inc. (a)	32,568	2,384,955
Thermo Fisher Scientific, Inc.	118,435	24,532,626
Waters Corp. (a) (b)	23,063	4,464,766

		58,368,876

Machinery—1.5%
Caterpillar, Inc.	176,010	23,879,277
Cummins, Inc. (a)	45,595	6,064,135
Deere & Co.	95,462	13,345,588
Dover Corp. (a)	45,533	3,333,016
Flowserve Corp. (a)	38,514	1,555,966
Fortive Corp.	90,295	6,962,647
Illinois Tool Works, Inc.	89,752	12,434,242
Ingersoll-Rand plc	72,995	6,549,841
PACCAR, Inc.	103,565	6,416,887
Parker-Hannifin Corp.	39,140	6,099,969
Pentair plc	47,786	2,010,835
Snap-on, Inc. (a)	16,660	2,677,595
Stanley Black & Decker, Inc.	45,425	6,032,894
Xylem, Inc.	52,964	3,568,714

		100,931,606

Media—2.2%
CBS Corp. - Class B	100,524	5,651,459
Charter Communications, Inc. - Class A (a) (b)	54,525	15,987,275
Comcast Corp. - Class A	1,351,837	44,353,772
Discovery, Inc. - Class A (a) (b)	45,939	1,263,323
Discovery, Inc. - Class C (b)	100,558	2,564,229
DISH Network Corp. - Class A (a) (b)	67,396	2,265,180
Interpublic Group of Cos., Inc. (The) (a)	113,488	2,660,159
News Corp. - Class A	112,825	1,748,787
News Corp. - Class B (a)	35,847	568,175
Omnicom Group, Inc. (a)	66,909	5,103,149
Twenty-First Century Fox, Inc. - Class A (a)	310,283	15,417,962
Twenty-First Century Fox, Inc. - Class B	129,286	6,369,921
Viacom, Inc. - Class B	103,907	3,133,835
Walt Disney Co. (The) (a)	437,665	45,871,669

		152,958,895

Metals & Mining—0.3%
Freeport-McMoRan, Inc.	396,637	6,845,954
Newmont Mining Corp.	157,046	5,922,205

Metals & Mining—(Continued)
Nucor Corp.	93,640	5,852,500

		18,620,659

Multi-Utilities—0.9%
Ameren Corp. (a)	71,726	4,364,527
CenterPoint Energy, Inc. (a)	127,015	3,519,586
CMS Energy Corp.	83,169	3,932,230
Consolidated Edison, Inc. (a)	91,471	7,132,909
Dominion Energy, Inc. (a)	192,096	13,097,105
DTE Energy Co. (a)	53,424	5,536,329
NiSource, Inc.	99,312	2,609,919
Public Service Enterprise Group, Inc.	148,724	8,051,917
SCANA Corp. (a)	41,986	1,617,301
Sempra Energy (a)	77,756	9,028,249
WEC Energy Group, Inc. (a)	92,887	6,005,145

		64,895,217

Multiline Retail—0.5%
Dollar General Corp. (a)	74,825	7,377,745
Dollar Tree, Inc. (a) (b)	69,996	5,949,660
Kohl’s Corp. (a)	49,525	3,610,372
Macy’s, Inc. (a)	90,188	3,375,737
Nordstrom, Inc. (a)	34,577	1,790,397
Target Corp.	156,942	11,946,425

		34,050,336

Oil, Gas & Consumable Fuels—5.5%
Anadarko Petroleum Corp. (a)	151,630	11,106,897
Andeavor	40,928	5,368,935
Apache Corp. (a)	112,497	5,259,235
Cabot Oil & Gas Corp. (a)	132,907	3,163,187
Chevron Corp.	562,542	71,122,185
Cimarex Energy Co. (a)	28,092	2,858,080
Concho Resources, Inc. (a) (b)	43,883	6,071,213
ConocoPhillips	344,440	23,979,913
Devon Energy Corp.	154,077	6,773,225
EOG Resources, Inc.	170,403	21,203,245
EQT Corp.	74,247	4,096,949
Exxon Mobil Corp.	1,246,344	103,110,039
Hess Corp.	77,081	5,155,948
HollyFrontier Corp.	51,970	3,556,307
Kinder Morgan, Inc.	558,498	9,868,660
Marathon Oil Corp.	251,160	5,239,198
Marathon Petroleum Corp.	135,966	9,539,375
Newfield Exploration Co. (b)	58,794	1,778,518
Noble Energy, Inc. (a)	142,608	5,031,210
Occidental Petroleum Corp.	225,425	18,863,564
ONEOK, Inc.	121,011	8,450,198
Phillips 66 (a)	123,548	13,875,676
Pioneer Natural Resources Co.	50,170	9,494,171
Valero Energy Corp.	126,854	14,059,229
Williams Cos., Inc. (The)	243,651	6,605,379

		375,630,536

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Personal Products—0.2%
Coty, Inc. - Class A (a)	139,192	$1,962,607
Estee Lauder Cos., Inc. (The) - Class A	65,937	9,408,551

		11,371,158

Pharmaceuticals—4.3%
Allergan plc	99,813	16,640,823
Bristol-Myers Squibb Co.	481,170	26,627,948
Eli Lilly & Co.	281,182	23,993,260
Johnson & Johnson	789,564	95,805,696
Merck & Co., Inc.	791,964	48,072,215
Mylan NV (b)	151,742	5,483,956
Nektar Therapeutics (a) (b)	47,429	2,315,958
Perrigo Co. plc (a)	37,906	2,763,727
Pfizer, Inc.	1,721,980	62,473,434
Zoetis, Inc. (a)	142,439	12,134,378

		296,311,395

Professional Services—0.3%
Equifax, Inc.	35,409	4,430,020
IHS Markit, Ltd. (a) (b)	104,829	5,408,128
Nielsen Holdings plc (a)	98,572	3,048,832
Robert Half International, Inc. (a)	36,374	2,367,947
Verisk Analytics, Inc. (a) (b)	45,729	4,922,270

		20,177,197

Real Estate Management & Development—0.1%
CBRE Group, Inc. - Class A (a) (b)	89,010	4,249,337

Road & Rail—1.0%
CSX Corp. (a)	257,684	16,435,086
J.B. Hunt Transport Services, Inc. (a)	25,202	3,063,303
Kansas City Southern	30,203	3,200,310
Norfolk Southern Corp. (a)	83,174	12,548,461
Union Pacific Corp.	228,313	32,347,386

		67,594,546

Semiconductors & Semiconductor Equipment—4.0%
Advanced Micro Devices, Inc. (a) (b)	242,549	3,635,810
Analog Devices, Inc.	109,183	10,472,833
Applied Materials, Inc.	296,746	13,706,698
Broadcom, Inc.	118,182	28,675,680
Intel Corp. (a)	1,371,797	68,192,029
KLA-Tencor Corp.	45,885	4,704,589
Lam Research Corp.	48,291	8,347,099
Microchip Technology, Inc. (a)	69,189	6,292,740
Micron Technology, Inc. (a) (b)	341,408	17,903,436
NVIDIA Corp.	178,687	42,330,950
Qorvo, Inc. (b)	37,236	2,985,210
QUALCOMM, Inc.	436,450	24,493,574
Skyworks Solutions, Inc. (a)	53,599	5,180,343
Texas Instruments, Inc.	288,171	31,770,853
Xilinx, Inc.	74,596	4,868,135

		273,559,979

Software—6.0%
Activision Blizzard, Inc.	224,081	17,101,862
Adobe Systems, Inc. (b)	144,972	35,345,623
ANSYS, Inc. (a) (b)	24,733	4,307,994
Autodesk, Inc. (a) (b)	64,501	8,455,436
CA, Inc. (a)	91,981	3,279,123
Cadence Design Systems, Inc. (a) (b)	82,986	3,594,124
Citrix Systems, Inc. (b)	37,901	3,973,541
Electronic Arts, Inc. (a) (b)	90,325	12,737,631
Intuit, Inc. (a)	71,757	14,660,314
Microsoft Corp.	2,261,758	223,031,956
Oracle Corp.	877,270	38,652,516
Red Hat, Inc. (a) (b)	52,303	7,027,954
Salesforce.com, Inc. (a) (b)	207,634	28,321,278
Symantec Corp.	182,966	3,778,248
Synopsys, Inc. (b)	43,865	3,753,528
Take-Two Interactive Software, Inc. (b)	33,671	3,985,300

		412,006,428

Specialty Retail—2.3%
Advance Auto Parts, Inc.	21,793	2,957,310
AutoZone, Inc. (a) (b)	7,849	5,266,130
Best Buy Co., Inc. (a)	72,198	5,384,527
CarMax, Inc. (a) (b)	52,419	3,819,772
Foot Locker, Inc. (a)	34,770	1,830,640
Gap, Inc. (The) (a)	63,874	2,068,879
Home Depot, Inc. (The)	339,577	66,251,473
L Brands, Inc. (a)	71,403	2,633,343
Lowe’s Cos., Inc.	241,978	23,125,837
O’Reilly Automotive, Inc. (a) (b)	24,113	6,596,593
Ross Stores, Inc.	111,461	9,446,320
Tiffany & Co. (a)	29,990	3,946,684
TJX Cos., Inc. (The)	184,596	17,569,847
Tractor Supply Co. (a)	35,928	2,748,133
Ulta Salon Cosmetics & Fragrance, Inc. (a) (b)	16,830	3,929,132

		157,574,620

Technology Hardware, Storage & Peripherals—4.4%
Apple, Inc.	1,446,905	267,836,585
Hewlett Packard Enterprise Co. (a)	449,513	6,567,385
HP, Inc.	483,183	10,963,422
NetApp, Inc. (a)	78,870	6,193,661
Seagate Technology plc (a)	84,504	4,771,941
Western Digital Corp. (a)	88,090	6,819,047
Xerox Corp.	62,976	1,511,424

		304,663,465

Textiles, Apparel & Luxury Goods—0.8%
Hanesbrands, Inc. (a)	106,084	2,335,970
Michael Kors Holdings, Ltd. (b)	44,124	2,938,658
NIKE, Inc. - Class B	377,595	30,086,770
PVH Corp. (a)	22,684	3,396,248
Ralph Lauren Corp. (a)	16,389	2,060,425
Tapestry, Inc.	84,727	3,957,598
Under Armour, Inc. - Class A (a) (b)	54,747	1,230,713
Under Armour, Inc. - Class C (a) (b)	55,445	1,168,781

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Textiles, Apparel & Luxury Goods—(Continued)
VF Corp.	96,379	$7,856,816

		55,031,979

Tobacco—1.0%
Altria Group, Inc.	557,152	31,640,662
Philip Morris International, Inc.	457,601	36,946,705

		68,587,367

Trading Companies & Distributors—0.2%
Fastenal Co. (a)	84,677	4,075,504
United Rentals, Inc. (b)	24,609	3,632,781
WW Grainger, Inc.	15,006	4,627,850

		12,336,135

Water Utilities—0.1%
American Water Works Co., Inc.	52,413	4,475,022

Total Common Stocks (Cost $3,222,571,739)		6,777,593,063

Mutual Fund—1.1%

Investment Company Security—1.1%
SPDR S&P 500 ETF Trust (a) (Cost $71,731,638)	263,000	71,346,640

Short-Term Investments—0.4%

Discount Notes—0.1%
Federal Home Loan Bank 1.715%, 08/03/18 (e)	700,000	698,805
1.725%, 07/12/18 (e)	1,000,000	999,481
1.789%, 07/20/18 (e)	675,000	674,369
1.813%, 07/25/18 (e)	1,200,000	1,198,566
1.815%, 08/01/18 (e)	2,575,000	2,570,880
1.900%, 08/29/18 (e)	2,575,000	2,567,036

		8,709,137

U.S. Treasury—0.3%
U.S. Treasury Bills 1.791%, 08/02/18 (e)	700,000	698,909
1.818%, 09/06/18 (e)	2,325,000	2,316,997
1.846%, 08/23/18 (e)	350,000	349,078
1.855%, 08/16/18 (e)	1,425,000	1,421,749
1.896%, 09/13/18 (e)	11,875,000	11,829,730
2.073%, 11/29/18 (e)	3,225,000	3,197,756

		19,814,219

Total Short-Term Investments (Cost $28,522,064)		28,523,356

Securities Lending Reinvestments (f)—12.1%
Security Description	Principal Amount*	Value

Bank Note—0.1%
Bank of America N.A. 2.297%, 1M LIBOR + 0.250%, 11/13/18 (g)	5,000,000	$5,000,000

Certificates of Deposit—5.5%
Banco Del Estado De Chile New York 2.455%, 3M LIBOR + 0.100%, 11/14/18 (g)	5,000,000	5,000,270
Bank of Montreal (Chicago) 2.383%, 3M LIBOR + 0.030%, 11/06/18 (g)	5,000,000	4,999,710
Bank of Nova Scotia 2.605%, 3M LIBOR + 0.280%, 03/20/19 (g)	15,000,000	15,021,000
Barclays Bank plc 2.430%, 08/01/18	8,000,000	8,002,376
Barclays Capital, plc 2.271%, 1M LIBOR + 0.270%, 08/03/18 (g)	9,000,000	8,999,154
BNP Paribas New York 2.471%, 1M LIBOR + 0.470%, 12/04/18 (g)	15,000,000	15,013,950
Chiba Bank, Ltd., New York 2.240%, 07/18/18	6,500,000	6,499,695
Citibank N.A. 2.376%, 1M LIBOR + 0.330%, 09/12/18 (g)	11,000,000	10,999,219
Commonwealth Bank of Australia 2.502%, 3M LIBOR + 0.140%, 04/23/19 (g)	4,000,000	3,999,396
Cooperative Rabobank UA 2.488%, 3M LIBOR + 0.140%, 10/16/18 (g)	10,500,000	10,508,169
2.525%, 3M LIBOR + 0.200%, 04/05/19 (g)	10,000,000	10,003,770
Credit Agricole S.A. 2.376%, 1M LIBOR + 0.330%, 10/09/18 (g)	10,000,000	10,000,460
Credit Industriel et Commercial (NY) Zero Coupon, 07/24/18	15,903,918	15,977,600
Credit Suisse AG New York 2.437%, 3M LIBOR + 0.100%, 09/27/18 (g)	6,000,000	6,001,008
Industrial & Commercial Bank of China, Ltd. 2.450%, 08/15/18	15,000,000	14,999,385
KBC Bank NV 2.280%, 08/15/18	10,000,000	10,001,100
Mitsubishi UFJ Trust and Banking Corp. Zero Coupon, 08/13/18	11,927,125	11,969,160
2.300%, 08/15/18	5,000,635	5,001,085
Mizuho Bank, Ltd., New York 2.348%, 1M LIBOR + 0.250%, 11/26/18 (g)	10,000,000	10,000,040
Natixis New York 2.215%, 1M LIBOR + 0.210%, 08/06/18 (g)	5,000,000	5,000,260
2.427%, 1M LIBOR + 0.370%, 02/14/19 (g)	10,000,000	10,004,230
2.525%, 1M LIBOR + 0.440%, 09/17/18 (g)	15,000,000	15,006,900
2.548%, 3M LIBOR + 0.190%, 02/01/19 (g)	10,000,000	10,002,470
Nordea Bank New York 2.531%, 3M LIBOR + 0.200%, 04/05/19 (g)	10,000,000	10,005,220
Royal Bank of Canada New York 2.485%, 1M LIBOR + 0.400%, 09/17/18 (g)	10,000,000	10,004,600
2.525%, 1M LIBOR + 0.440%, 09/17/18 (g)	10,000,000	10,008,010
Societe Generale 2.256%, 1M LIBOR + 0.210%, 07/10/18 (g)	4,000,000	3,999,932
2.401%, 1M LIBOR + 0.400%, 10/02/18 (g)	10,000,000	9,999,000

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Securities Lending Reinvestments (f)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Standard Chartered plc 2.250%, 08/21/18	6,000,000	$6,000,918
2.384%, 1M LIBOR + 0.300%, 08/22/18 (g)	6,000,000	6,000,144
2.466%, 1M LIBOR + 0.420%, 10/11/18 (g)	10,000,000	10,002,110
Sumitomo Mitsui Banking Corp., New York 2.316%, 1M LIBOR + 0.270%, 09/10/18 (g)	15,000,000	15,001,320
Sumitomo Mitsui Trust Bank, Ltd. 2.408%, 1M LIBOR + 0.320%, 11/21/18 (g)	8,000,000	8,000,000
2.445%, 3M LIBOR + 0.090%, 10/18/18 (g)	10,007,824	10,000,350
2.447%, 3M LIBOR + 0.110%, 10/11/18 (g)	8,000,000	8,000,872
Sumitomo Mitsui Trust Bank, Ltd., London 2.408%, 1M LIBOR + 0.310%, 11/26/18 (g)	10,000,000	10,000,000
Svenska Handelsbanken AB 2.451%, 1M LIBOR + 0.450%, 04/03/19 (g)	7,000,000	7,006,314
2.459%, 3M LIBOR + 0.100%, 04/30/19 (g)	15,000,000	15,000,180
Wells Fargo Bank N.A. 2.467%, 3M LIBOR + 0.130%, 07/11/18 (g)	5,000,000	5,000,115
Westpac Banking Corp. 2.360%, FEDEFF PRV + 0.450%, 02/15/19 (g)	11,000,000	10,999,274

		378,038,766

Commercial Paper—2.0%
Bank of China, Ltd. 2.490%, 09/05/18	4,969,221	4,976,920
2.500%, 07/23/18	9,936,806	9,987,430
Canadian Imperial Bank of Commerce 2.485%, 1M LIBOR + 0.400%, 09/17/18 (g)	6,000,000	6,002,634
ING Funding LLC 2.236%, 1M LIBOR + 0.190%, 08/10/18 (g)	15,000,000	14,999,865
2.350%, 1M LIBOR + 0.320%, 02/08/19 (g)	15,000,000	15,004,380
Kells Funding LLC 2.230%, 08/28/18	14,911,729	14,946,495
Liberty Funding LLC 2.270%, 08/13/18	9,943,250	9,974,000
Ridgefield Funding Co. LLC 2.400%, 07/09/18	5,057,085	5,088,254
Sheffield Receivables Co. 2.490%, 11/26/18	18,258,159	18,308,210
Starbird Funding Corp. 2.300%, 08/10/18	6,463,456	6,483,783
Toyota Motor Credit Corp. 2.310%, 09/18/18	8,931,855	8,954,298
2.320%, 07/26/18	24,829,222	24,965,475

		139,691,744

Repurchase Agreements—3.4%
Barclays Capital, Inc. Repurchase Agreement dated 06/29/18 at 2.100%, due on 07/02/18 with a maturity value of $2,086,682; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 05/15/24 - 05/15/26, and an aggregate market value of $2,128,043.	2,086,317	2,086,317

Repurchase Agreements—(Continued)
Citigroup Global Markets, Inc. Repurchase Agreement dated 05/03/18 at 2.180%, due on 07/06/18 with a maturity value of $17,065,884; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 8.750%, maturity dates ranging from 05/15/20 - 08/15/45, and various Common Stock with an aggregate market value of $17,922,890.	17,000,000	17,000,000
Repurchase Agreement dated 01/25/17 at 2.460%, due on 10/01/18 with a maturity value of $1,041,957; collateralized by U.S. Treasury Obligations with rates ranging from 1.500% - 2.500%, maturity dates ranging from 01/31/19 - 02/15/26, and an aggregate market value of $1,020,000.	1,000,000	1,000,000
Deutsche Bank AG, London Repurchase Agreement dated 01/09/18 at 2.300%, due on 07/02/18 with a maturity value of $2,426,680; collateralized by various Common Stock with an aggregate market value of $2,678,901	2,400,000	2,400,000
Repurchase Agreement dated 09/12/17 at 2.440%, due on 08/06/18 with a maturity value of $9,711,196; collateralized by various Common Stock with an aggregate market value of $10,603,983.	9,500,000	9,500,000
ING Bank NV Repurchase Agreement dated 05/21/18 at 2.190%, due on 07/02/18 with a maturity value of $2,907,410; collateralized by various Common Stock with an aggregate market value of $3,225,366.	2,900,000	2,900,000
Macquarie Bank, Ltd., London Repurchase Agreement dated 06/29/18 at 2.000%, due on 07/02/18 with a maturity value of $3,789,969; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.875%, maturity dates ranging from 07/19/18 - 02/15/46, and an aggregate market value of $3,866,886.	3,789,337	3,789,337
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 2.460%, due on 10/01/18 with a maturity value of $11,634,743; collateralized by various Common Stock with an aggregate market value of $12,210,000.	11,100,000	11,100,000
Repurchase Agreement dated 08/01/17 at 2.460%, due on 10/01/18 with a maturity value of $12,349,320; collateralized by various Common Stock with an aggregate market value of $13,200,001.	12,000,000	12,000,000
NBC Global Finance Ltd. Repurchase Agreement dated 11/30/17 at 2.080%, due on 07/02/18 with a maturity value of $12,148,373; collateralized by various Common Stock with an aggregate market value of $13,354,695.	12,000,000	12,000,000
Repurchase Agreement dated 03/16/18 at 2.080%, due on 07/02/18 with a maturity value of $7,345,552; collateralized by various Common Stock with an aggregate market value of $8,124,106.	7,300,000	7,300,000
Repurchase Agreement dated 04/23/18 at 2.110%, due on 07/06/18 with a maturity value of $35,151,803; collateralized by various Common Stock with an aggregate market value of $38,951,192.	35,000,000	35,000,000

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Securities Lending Reinvestments (f)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
NBC Global Finance Ltd. Repurchase Agreement dated 03/16/18 at 2.110%, due on 07/06/18 with a maturity value of $18,923,412; collateralized by various Common Stock with an aggregate market value of $20,922,355.	18,800,000	$18,800,000
Societe Generale Repurchase Agreement dated 03/08/18 at 2.050%, due on 07/02/18 with a maturity value of $7,750,863; collateralized by various Common Stock with an aggregate market value of $8,568,960.	7,700,000	7,700,000
Repurchase Agreement dated 03/16/18 at 2.050%, due on 07/02/18 with a maturity value of $5,735,055; collateralized by various Common Stock with an aggregate market value of $6,343,256.	5,700,000	5,700,000
Repurchase Agreement dated 03/21/18 at 2.050%, due on 07/02/18 with a maturity value of $17,099,710; collateralized by various Common Stock with an aggregate market value of $18,918,482.	17,000,000	17,000,000
Repurchase Agreement dated 03/28/18 at 2.050%, due on 07/02/18 with a maturity value of $7,038,267; collateralized by various Common Stock with an aggregate market value of $7,789,963.	7,000,000	7,000,000
Repurchase Agreement dated 04/18/18 at 2.080%, due on 07/06/18 with a maturity value of $20,091,289; collateralized by various Common Stock with an aggregate market value of $22,257,038.	20,000,000	20,000,000
Repurchase Agreement dated 05/10/18 at 2.080%, due on 07/06/18 with a maturity value of $39,128,440; collateralized by various Common Stock with an aggregate market value of $43,401,224.	39,000,000	39,000,000

		231,275,654

Time Deposits—1.1%
Australia New Zealand Bank 1.900%, 07/02/18	5,000,000	5,000,000
Credit Industriel et Commercial (NY) 1.950%, 07/02/18	10,000,000	10,000,000
DNB Bank ASA 1.870%, 07/02/18	12,000,000	12,000,000
1.870%, 07/02/18	1,000,000	1,000,000
DZ Bank AG 1.890%, 07/02/18	12,290,000	12,290,000

Time Deposits—(Continued)
Erste Group Bank AG 1.910%, 07/02/18	2,599,995	2,599,995
Nordea Bank New York 1.880%, 07/02/18	10,000,000	10,000,000
Santander UK Group Holdings plc 1.900%, 07/02/18	10,000,000	10,000,000
Standard Chartered plc 1.900%, 07/02/18	5,000,000	5,000,000
Svenska Handelsbanken AB 1.870%, 07/02/18	10,000,000	10,000,000

		77,889,995

Total Securities Lending Reinvestments (Cost $831,794,442)		831,896,159

Total Investments—112.1% (Cost $4,154,619,883)		7,709,359,218
Other assets and liabilities (net)—(12.1)%		(829,454,952)

Net Assets—100.0%		$6,879,904,266

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2018, the market value of securities loaned was $814,104,817 and the collateral received consisted of cash in the amount of $831,305,933. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Affiliated Issuer. (See Note 7 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(d)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2018, the market value of securities pledged was $22,374,361.
(e)	The rate shown represents current yield to maturity.
(f)	Represents investment of cash collateral received from securities on loan as of June 30, 2018.
(g)	Variable or floating rate security. The stated rate represents the rate at June 30, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Depreciation
S&P 500 Index E-Mini Futures	09/21/18	230	USD	31,298,400	$(321,759)

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate	(LIBOR)—	London Interbank Offered Rate

Other Abbreviations

(ETF)—	Exchange-Traded Fund

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2018:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$6,777,593,063	$—	$—	$6,777,593,063
Total Mutual Fund*	71,346,640	—	—	71,346,640
Total Short-Term Investments*	—	28,523,356	—	28,523,356
Total Securities Lending Reinvestments*	—	831,896,159	—	831,896,159
Total Investments	$6,848,939,703	$860,419,515	$—	$7,709,359,218

Collateral for Securities Loaned (Liability)	$—	$(831,305,933)	$—	$(831,305,933)
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(321,759)	$—	$—	$(321,759)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

Assets
Investments at value (a) (b)	$7,694,903,883
Affiliated investments at value (c)	14,455,335
Cash	47,298
Receivable for:
Investments sold	12,295,598
Fund shares sold	9,481,583
Dividends	5,550,072
Variation margin on futures contracts	24,150

Total Assets	7,736,757,919
Liabilities
Collateral for securities loaned	831,305,933
Payables for:
Investments purchased	3,364,641
Fund shares redeemed	19,225,938
Accrued Expenses:
Management fees	1,365,394
Distribution and service fees	450,505
Deferred trustees’ fees	131,933
Other expenses	1,009,309

Total Liabilities	856,853,653

Net Assets	$6,879,904,266

Net Assets Consist of:
Paid in surplus	$3,090,464,079
Undistributed net investment income	56,336,044
Accumulated net realized gain	178,686,567
Unrealized appreciation on investments, affiliated investments and futures contracts	3,554,417,576

Net Assets	$6,879,904,266

Net Assets
Class A	$4,643,052,457
Class B	2,021,783,430
Class D	52,248,059
Class E	144,474,722
Class G	18,345,598
Capital Shares Outstanding*
Class A	91,444,568
Class B	41,444,511
Class D	1,031,491
Class E	2,865,345
Class G	376,768
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$50.77
Class B	48.78
Class D	50.65
Class E	50.42
Class G	48.69

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $4,143,183,429.
(b)	Includes securities loaned at value of $814,104,817.
(c)	Identified cost of affiliated investments was $11,436,454.

Statement of Operations

Six Months Ended June 30, 2018 (Unaudited)

Investment Income
Dividends (a)	$66,987,610
Dividends from affiliated investments	258,250
Interest	225,553
Securities lending income	1,074,242

Total investment income	68,545,655
Expenses
Management fees	8,735,653
Administration fees	110,105
Custodian and accounting fees	245,786
Distribution and service fees—Class B	2,585,177
Distribution and service fees—Class D	26,953
Distribution and service fees—Class E	110,984
Distribution and service fees—Class G	27,835
Audit and tax services	21,770
Legal	21,432
Trustees’ fees and expenses	20,718
Shareholder reporting	251,964
Insurance	21,767
Miscellaneous	341,502

Total expenses	12,521,646
Less management fee waiver	(437,358)

Net expenses	12,084,288

Net Investment Income	56,461,367

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	280,509,134
Affiliated investments	194,641
Futures contracts	869,528

Net realized gain	281,573,303

Net change in unrealized depreciation on:
Investments	(158,711,845)
Affiliated investments	(2,899,342)
Futures contracts	(407,649)

Net change in unrealized depreciation	(162,018,836)

Net realized and unrealized gain	119,554,467

Net Increase in Net Assets From Operations	$176,015,834

(a)	Net of foreign withholding taxes of $6,333.

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$56,461,367	$122,226,194
Net realized gain	281,573,303	399,951,192
Net change in unrealized appreciation (depreciation)	(162,018,836)	808,122,724

Increase in net assets from operations	176,015,834	1,330,300,110

From Distributions to Shareholders
Net investment income
Class A	(83,730,353)	(80,429,505)
Class B	(32,924,808)	(32,596,779)
Class D	(882,758)	(1,016,112)
Class E	(2,411,864)	(2,425,322)
Class G	(292,053)	(270,023)
Net realized capital gains
Class A	(261,593,403)	(126,414,984)
Class B	(118,979,164)	(59,739,457)
Class D	(2,947,011)	(1,693,922)
Class E	(8,230,921)	(4,167,036)
Class G	(1,075,653)	(511,585)

Total distributions	(513,067,988)	(309,264,725)

Increase (decrease) in net assets from capital share transactions	102,740,061	(464,951,761)

Total increase (decrease) in net assets	(234,312,093)	556,083,624

Net Assets
Beginning of period	7,114,216,359	6,558,132,735

End of period	$6,879,904,266	$7,114,216,359

Undistributed net investment income
End of period	$56,336,044	$120,116,513

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	1,195,993	$63,566,023	2,565,526	$125,800,863
Reinvestments	6,665,195	345,323,756	4,295,836	206,844,489
Redemptions	(5,608,853)	(302,725,013)	(12,118,957)	(599,372,121)

Net increase (decrease)	2,252,335	$106,164,766	(5,257,595)	$(266,726,769)

Class B
Sales	667,628	$34,628,849	1,383,010	$65,105,674
Reinvestments	3,051,506	151,903,972	1,990,005	92,336,236
Redemptions	(3,595,030)	(187,207,341)	(6,861,898)	(327,592,006)

Net increase (decrease)	124,104	$(674,520)	(3,488,883)	$(170,150,096)

Class D
Sales	53,402	$2,911,960	291,987	$14,334,939
Reinvestments	74,091	3,829,769	56,424	2,710,034
Redemptions	(166,349)	(9,016,476)	(678,819)	(33,434,038)

Net decrease	(38,856)	$(2,274,747)	(330,408)	$(16,389,065)

Class E
Sales	17,607	$946,308	51,868	$2,549,769
Reinvestments	206,857	10,642,785	137,800	6,592,358
Redemptions	(231,193)	(12,435,546)	(471,239)	(23,245,491)

Net decrease	(6,729)	$(846,453)	(281,571)	$(14,103,364)

Class G
Sales	4,420	$230,651	83,420	$3,864,519
Reinvestments	27,525	1,367,706	16,871	781,608
Redemptions	(23,545)	(1,227,342)	(46,868)	(2,228,594)

Net increase	8,400	$371,015	53,423	$2,417,533

Increase (decrease) derived from capital shares transactions		$102,740,061		$(464,951,761)

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$53.40		$46.03	$44.04	$46.21	$42.58	$33.42

Income (Loss) from Investment Operations
Net investment income (a)	0.45		0.92	0.89	0.85	0.79	0.71
Net realized and unrealized gain (loss) on investments	0.97		8.74	3.98	(0.26)	4.66	9.72

Total from investment operations	1.42		9.66	4.87	0.59	5.45	10.43

Less Distributions
Distributions from net investment income	(0.98)		(0.89)	(0.90)	(0.81)	(0.74)	(0.70)
Distributions from net realized capital gains	(3.07)		(1.40)	(1.98)	(1.95)	(1.08)	(0.57)

Total distributions	(4.05)		(2.29)	(2.88)	(2.76)	(1.82)	(1.27)

Net Asset Value, End of Period	$50.77		$53.40	$46.03	$44.04	$46.21	$42.58

Total Return (%) (b)	2.51	(c)	21.54	11.67	1.17	13.36	32.02

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.28	(d)	0.28	0.27	0.27	0.27	0.27
Net ratio of expenses to average net assets (%) (e)	0.27	(d)	0.26	0.26	0.26	0.26	0.26
Ratio of net investment income to average net assets (%)	1.69	(d)	1.86	2.02	1.88	1.81	1.87
Portfolio turnover rate (%)	7	(c)	11	8	9	12	12
Net assets, end of period (in millions)	$4,643.1		$4,762.6	$4,347.5	$4,108.5	$4,295.4	$4,059.9

	Class B
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$51.39		$44.37	$42.55	$44.73	$41.27	$32.43

Income (Loss) from Investment Operations
Net investment income (a)	0.37		0.77	0.75	0.71	0.66	0.60
Net realized and unrealized gain (loss) on investments	0.94		8.42	3.84	(0.25)	4.52	9.43

Total from investment operations	1.31		9.19	4.59	0.46	5.18	10.03

Less Distributions
Distributions from net investment income	(0.85)		(0.77)	(0.79)	(0.69)	(0.64)	(0.62)
Distributions from net realized capital gains	(3.07)		(1.40)	(1.98)	(1.95)	(1.08)	(0.57)

Total distributions	(3.92)		(2.17)	(2.77)	(2.64)	(1.72)	(1.19)

Net Asset Value, End of Period	$48.78		$51.39	$44.37	$42.55	$44.73	$41.27

Total Return (%) (b)	2.39	(c)	21.23	11.38	0.91	13.10	31.70

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.53	(d)	0.53	0.52	0.52	0.52	0.52
Net ratio of expenses to average net assets (%) (e)	0.52	(d)	0.51	0.51	0.51	0.51	0.51
Ratio of net investment income to average net assets (%)	1.44	(d)	1.61	1.77	1.63	1.56	1.62
Portfolio turnover rate (%)	7	(c)	11	8	9	12	12
Net assets, end of period (in millions)	$2,021.8		$2,123.5	$1,988.2	$1,892.0	$2,025.6	$1,928.0

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Financial Highlights

Selected per share data
	Class D
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$53.24		$45.90	$43.93	$46.10	$42.46	$33.32

Income (Loss) from Investment Operations
Net investment income (a)	0.43		0.87	0.84	0.80	0.73	0.66
Net realized and unrealized gain (loss) on investments	0.97		8.71	3.97	(0.26)	4.67	9.71

Total from investment operations	1.40		9.58	4.81	0.54	5.40	10.37

Less Distributions
Distributions from net investment income	(0.92)		(0.84)	(0.86)	(0.76)	(0.68)	(0.66)
Distributions from net realized capital gains	(3.07)		(1.40)	(1.98)	(1.95)	(1.08)	(0.57)

Total distributions	(3.99)		(2.24)	(2.84)	(2.71)	(1.76)	(1.23)

Net Asset Value, End of Period	$50.65		$53.24	$45.90	$43.93	$46.10	$42.46

Total Return (%) (b)	2.47	(c)	21.41	11.54	1.07	13.26	31.91

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.38	(d)	0.38	0.37	0.37	0.37	0.37
Net ratio of expenses to average net assets (%) (e)	0.37	(d)	0.36	0.36	0.36	0.36	0.36
Ratio of net investment income to average net assets (%)	1.59	(d)	1.77	1.92	1.76	1.70	1.77
Portfolio turnover rate (%)	7	(c)	11	8	9	12	12
Net assets, end of period (in millions)	$52.2		$57.0	$64.3	$84.1	$143.5	$237.5

	Class E
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$53.01		$45.71	$43.75	$45.92	$42.32	$33.22

Income (Loss) from Investment Operations
Net investment income (a)	0.41		0.84	0.81	0.78	0.72	0.65
Net realized and unrealized gain (loss) on investments	0.97		8.68	3.97	(0.26)	4.64	9.67

Total from investment operations	1.38		9.52	4.78	0.52	5.36	10.32

Less Distributions
Distributions from net investment income	(0.90)		(0.82)	(0.84)	(0.74)	(0.68)	(0.65)
Distributions from net realized capital gains	(3.07)		(1.40)	(1.98)	(1.95)	(1.08)	(0.57)

Total distributions	(3.97)		(2.22)	(2.82)	(2.69)	(1.76)	(1.22)

Net Asset Value, End of Period	$50.42		$53.01	$45.71	$43.75	$45.92	$42.32

Total Return (%) (b)	2.45	(c)	21.35	11.50	1.02	13.20	31.83

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.43	(d)	0.43	0.42	0.42	0.42	0.42
Net ratio of expenses to average net assets (%) (e)	0.42	(d)	0.41	0.41	0.41	0.41	0.41
Ratio of net investment income to average net assets (%)	1.54	(d)	1.71	1.87	1.73	1.66	1.72
Portfolio turnover rate (%)	7	(c)	11	8	9	12	12
Net assets, end of period (in millions)	$144.5		$152.3	$144.2	$143.5	$161.4	$164.9

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Financial Highlights

Selected per share data
	Class G
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014 (f)
Net Asset Value, Beginning of Period	$51.30		$44.29	$42.48	$44.64	$44.10

Income (Loss) from Investment Operations
Net investment income (a)	0.36		0.75	0.73	0.70	0.09
Net realized and unrealized gain (loss) on investments	0.93		8.40	3.83	(0.24)	0.45

Total from investment operations	1.29		9.15	4.56	0.46	0.54

Less Distributions
Distributions from net investment income	(0.83)		(0.74)	(0.77)	(0.67)	0.00
Distributions from net realized capital gains	(3.07)		(1.40)	(1.98)	(1.95)	0.00

Total distributions	(3.90)		(2.14)	(2.75)	(2.62)	0.00

Net Asset Value, End of Period	$48.69		$51.30	$44.29	$42.48	$44.64

Total Return (%) (b)	2.36	(c)	21.18	11.32	0.91	1.22	(c)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58	(d)	0.58	0.57	0.57	0.58	(d)
Net ratio of expenses to average net assets (%) (e)	0.57	(d)	0.56	0.56	0.56	0.57	(d)
Ratio of net investment income to average net assets (%)	1.40	(d)	1.57	1.72	1.64	1.54	(d)
Portfolio turnover rate (%)	7	(c)	11	8	9	12
Net assets, end of period (in millions)	$18.3		$18.9	$14.0	$8.5	$0.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(f)	Commencement of operations was November 12, 2014.

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2018 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MetLife Stock Index Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered and offers five classes of shares: Class A, B, D, E and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820-Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-19

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to adjustments to prior period accumulated balances and real estate investment trust (“REIT”) adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its

BHFTII-20

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2018, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $231,275,654. The value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2018, with a contractual maturity of overnight and continuous.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been

BHFTII-21

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2018 by category of risk exposure:

	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized depreciation on futures contracts (a)	$321,759

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2018:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$869,528

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$(407,649)

For the six months ended June 30, 2018, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$11,667

‡	Averages are based on activity levels during the year.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

BHFTII-22

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2018 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$481,658,386	$0	$808,326,991

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the six months ended June 30, 2018 were $8,735,653.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with MetLife Investment Advisors, LLC (“MIA”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, Brighthouse Investment Advisers has agreed to pay MIA an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.020%	On the first $500 million
0.015%	Of the next $500 million
0.010%	Of the next $1 billion
0.005%	On amounts over $2 billion

Fees earned by MIA with respect to the Portfolio for the six months ended June 30, 2018 were $261,494.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical agreement was in place for the period May 1, 2017 to April 30, 2018. Amounts waived for the six months ended June 30, 2018 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, B, D, E, and G Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, D, E, and G Shares. Under the Distribution and Service Plan, the Class B, D, E, and G Shares of the Portfolio pay a fee to compensate the

BHFTII-23

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, D, E, and G Shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares, 0.10% per year for Class D Shares, 0.15% per year for Class E Shares, and 0.30% per year for Class G Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of Affiliated Issuers during the six months ended June 30, 2018 is as follows:

Security Description	Market Value December 31, 2017	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Depreciation	Ending Value as of June 30, 2018
Brighthouse Financial, Inc.	$1,738,500	$313,743	$(84,280)	$(15,691)	$(543,932)	$1,408,340
MetLife, Inc.	16,461,831	—	(1,269,758)	210,332	(2,355,410)	13,046,995

	$18,200,331	$313,743	$(1,354,038)	$194,641	$(2,899,342)	$14,455,335

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at June 30, 2018
Brighthouse Financial, Inc.	—	$—	35,147
MetLife, Inc.	—	258,250	299,243

	$—	$258,250

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2018 was as follows:

Cost basis of investments	$4,257,855,138

Gross unrealized appreciation	3,658,379,278
Gross unrealized depreciation	(207,196,957)

Net unrealized appreciation (depreciation)	$3,451,182,321

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$125,663,743	$130,333,642	$183,600,982	$269,056,428	$309,264,725	$399,390,070

BHFTII-24

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$132,107,488	$381,406,319	$3,613,115,267	$—	$4,126,629,074

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

BHFTII-25

Brighthouse Funds Trust II

MFS Total Return Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2018, the Class A, B, E, and F shares of the MFS Total Return Portfolio returned -2.04%, -2.16%, -2.12%, and -2.14%, respectively. The Portfolio’s benchmarks, the Standard & Poor’s (“S&P”) 500 Index1 and the Bloomberg Barclays U.S. Aggregate Bond Index2, returned 2.65% and -1.62%, respectively. A blend of the S&P 500 Index (60%) and the Bloomberg Barclays U.S. Aggregate Bond Index (40%) returned 1.00%3.

MARKET ENVIRONMENT

Despite continued solid global economic growth, financial markets were buffeted by increased volatility during the reporting period. The increase in volatility dented what appeared to have been high levels of investor confidence, leading to a correction in elevated valuations. Valuations are now more in line with long-term averages after the recent bout of market weakness. So far, the rise in volatility has not disrupted the synchronized upturn in growth, although developed markets and China showed signs of a modest slowdown in the expansion’s pace during the first half of 2018.

During the period, the U.S. Federal Reserve (the “Fed”) raised interest rates by 50 basis points, bringing the total number of hikes to seven since the central bank began to normalize monetary policy in late 2015. The growth rate in the U.S., eurozone and Japan remained above potential, although inflation remained contained, particularly outside of the U.S. Late in the period, the European Central Bank announced that it would end its asset purchase program at the end of 2018, but issued forward guidance that it does not expect to raise interest rates until after the summer of 2019. The Bank of Canada also raised rates during the period. The European political backdrop became more volatile during the period, spurred by a chaotic process which resulted in the formation of an anti-establishment coalition government in Italy.

Bond yields rose in the U.S. during the period, but they remained low by historical standards, while yields in many developed markets fell during the period. Credit spreads remained relatively tight but widened modestly late in the period as market volatility increased. Increasing concern over growing global trade friction risks appeared to have weighed on business sentiment during the period. International trade negotiations took a number of unpredictable swings late in the period, with investors largely taking a wait-and-see approach while ignoring mostly individual actions and counteractions.

PORTFOLIO REVIEW/PERIOD END POSITIONING

Within the equity portion of the Portfolio, stock selection in the Consumer Discretionary sector held back performance relative to the S&P 500 Index. Within this sector, an underweight position in internet retailer Amazon.com and not owning shares of internet TV show and movie subscription services provider Netflix held back relative returns. Additionally, an overweight position in cable services provider Comcast also weakened relative results.

An underweight position in the Information Technology sector also detracted from relative performance led by underweight positions in both software giant Microsoft and computer and personal electronics maker Apple.

The combination of an overweight allocation and stock selection in both, the Financials and Consumer Staples sectors further weighed on relative returns. Within the Financials sector, overweight positions in insurance companies Prudential Financial and Travelers Companies hindered relative results. Within the Consumer Staples sector, overweight positions in tobacco company Philip Morris International and global food company General Mills dampened relative performance.

Elsewhere, the Portfolio’s holdings of residential and commercial building materials manufacturer Owens Corning weakened relative results.

Within the equity portion of the Portfolio, stock selection in the Energy sector helped performance relative to the S&P 500 Index. However, there were no individual stocks within this sector that were among the Portfolio’s largest relative contributors during the period.

A combination of an underweight allocation and stock selection in the Telecommunication Services sector also boosted relative results led by an underweight position in telecommunication services provider AT&T.

Individual stocks that benefited relative returns included the Portfolio’s avoidance of diversified industrial conglomerate General Electric, insurance and investment firm Berkshire Hathaway, biopharmaceutical company Celgene, construction and mining equipment manufacturer Caterpillar and fast-food company giant McDonald’s. Additionally, underweight positions in household products maker Procter & Gamble and retailer Wal-Mart Stores, an overweight position in software company Adobe Systems and holdings of seafood company Marine Harvest (Norway) also helped relative returns.

Within the fixed income portion of the Portfolio, a lesser exposure to the mortgage-backed securities (“MBS”) Agency Fixed Rate sector hampered performance relative to the Bloomberg Barclays U.S. Aggregate Bond Index, this was mitigated, however, by good security selection within Agency MBS. Additionally, security selection within the Industrials sector also detracted from relative returns.

Within the fixed income portion of the Portfolio, a greater-than-benchmark exposure to the Commercial Mortgage-Backed Securities (“CMBS”) sector boosted performance relative to the Bloomberg Barclays U.S. Aggregate Bond Index. Additionally, the Portfolio’s shorter duration and yield curve positioning aided relative results in an environment where treasury yields generally rose. The fixed

BHFTII-1

Brighthouse Funds Trust II

MFS Total Return Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*—(Continued)

income portion of the Portfolio was underweight bonds in the 2- and 5-year part of the curve, which rose due to the Fed rate hikes, while the Portfolio was overweight the 10- and 30-year part of the curve, where yields rose less than the short-end of the yield curve.

Over the trailing six months ending June 30, 2018, the equity portion of the Portfolio increased its exposure to the Information Technology, Utilities, and Energy sectors. Over the same period, the Portfolio reduced its weight to the Financials, Consumer Discretionary, and Industrials sectors. At the end of the period, the Portfolio was overweight to the Financials, Industrials, and Consumer Staples sectors. In addition, the Portfolio was underweight Information Technology, Consumer Discretionary, and Telecommunication Services.

Over the trailing six months ending June 30, 2018, the fixed income portion of the Portfolio modestly increased its position following a volatile beginning of the year, which resulted in more attractive credit spread levels. At the same time the Portfolio increased its allocation to higher credit quality segments, increasing AAA and AA-rated holdings relative to the benchmark, given the increase in market volatility. The fixed income portion of the Portfolio ended June overweight securitized debt (i.e. CMBS) and underweight non-U.S. sovereigns and agency debt.

Brooks Taylor

Steven Gorham

Nevin Chitkara

Joshua Marston

Jonathan Sage

Robert Persons

Portfolio Managers

Massachusetts Financial Services Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

MFS Total Return Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX & THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX & THE BLENDED INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2018

	6 Month	1 Year	5 Year	10 Year
MFS Total Return Portfolio
Class A	-2.04	3.55	7.47	6.82
Class B	-2.16	3.29	7.21	6.55
Class E	-2.12	3.39	7.31	6.66
Class F	-2.14	3.34	7.26	6.61
Bloomberg Barclays U.S. Aggregate Bond Index	-1.62	-0.40	2.27	3.72
S&P 500 Index	2.65	14.37	13.42	10.17
Blended Index	1.00	8.34	8.97	7.84

1 The Standard & Poor’s (S&P) 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

2 The Bloomberg Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

3 The Blended Index is a composite index consisting of 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2018

Top Equity Sectors

% of Net Assets
Financials	13.7
Health Care	8.9
Information Technology	8.4
Industrials	7.7
Consumer Staples	6.0

Top Fixed Income Sectors

% of Net Assets
U.S. Treasury & Government Agencies	25.0
Corporate Bonds & Notes	10.7
Mortgage-Backed Securities	1.8
Asset-Backed Securities	1.2
Municipals	0.2

Top Equity Holdings

% of Net Assets
JPMorgan Chase & Co.	1.9
Philip Morris International, Inc.	1.3
Comcast Corp.	1.3
Pfizer, Inc.	1.2
Johnson & Johnson	1.1

Top Fixed Income Issuers

% of Net Assets
U.S. Treasury Notes	11.0
Fannie Mae 30 Yr. Pool	5.0
U.S. Treasury Bonds	3.4
Freddie Mac 30 Yr. Gold Pool	2.4
Freddie Mac Multifamily Structured Pass-Through Certificates (CMO)	1.8

BHFTII-3

Brighthouse Funds Trust II

MFS Total Return Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2018 through June 30, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MFS Total Return Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period** January 1, 2018 to June 30, 2018
Class A	Actual	0.61%	$1,000.00	$979.60	$2.99
	Hypothetical*	0.61%	$1,000.00	$1,021.77	$3.06

Class B	Actual	0.86%	$1,000.00	$978.40	$4.22
	Hypothetical*	0.86%	$1,000.00	$1,020.53	$4.31

Class E	Actual	0.76%	$1,000.00	$978.80	$3.73
	Hypothetical*	0.76%	$1,000.00	$1,021.03	$3.81

Class F	Actual	0.81%	$1,000.00	$978.60	$3.97
	Hypothetical*	0.81%	$1,000.00	$1,020.78	$4.06

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

BHFTII-4

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—59.7% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.1%
Boeing Co. (The)	14,311	$4,801,484
Harris Corp.	6,472	935,463
Lockheed Martin Corp.	13,929	4,115,044
Northrop Grumman Corp.	7,922	2,437,599
United Technologies Corp.	38,691	4,837,536

		17,127,126

Air Freight & Logistics—0.2%
United Parcel Service, Inc. - Class B	18,202	1,933,598

Airlines—0.2%
Copa Holdings S.A. - Class A	5,825	551,162
Delta Air Lines, Inc.	22,110	1,095,329

		1,646,491

Auto Components—0.4%
Aptiv plc (a)	25,596	2,345,362
Lear Corp.	4,198	780,030

		3,125,392

Automobiles—0.3%
General Motors Co.	24,285	956,829
Harley-Davidson, Inc.	5,322	223,950
Toyota Motor Corp.	24,700	1,596,703

		2,777,482

Banks—6.1%
Bank of America Corp.	220,342	6,211,441
BNP Paribas S.A.	9,508	589,349
Citigroup, Inc.	126,516	8,466,451
JPMorgan Chase & Co.	149,644	15,592,905
PNC Financial Services Group, Inc. (The)	34,563	4,669,461
Royal Bank of Canada	11,557	870,214
Sumitomo Mitsui Financial Group, Inc.	12,100	468,898
SunTrust Banks, Inc.	14,988	989,508
U.S. Bancorp	109,702	5,487,294
Wells Fargo & Co.	97,329	5,395,920
Westpac Banking Corp.	43,268	942,833

		49,684,274

Beverages—0.6%
Coca-Cola European Partners plc	19,576	795,568
Diageo plc	89,278	3,204,696
PepsiCo, Inc.	7,386	804,114

		4,804,378

Biotechnology—0.1%
Biogen, Inc. (b)	2,553	740,983

Building Products—0.6%
Johnson Controls International plc	142,035	4,751,071

Capital Markets—3.8%
Apollo Global Management LLC - Class A	63,778	2,032,605
Bank of New York Mellon Corp. (The)	100,570	5,423,740

Capital Markets—(Continued)
BlackRock, Inc.	6,731	3,359,038
Blackstone Group L.P. (The)	40,237	1,294,424
Charles Schwab Corp. (The)	19,253	983,829
Franklin Resources, Inc.	945	30,287
Goldman Sachs Group, Inc. (The)	27,972	6,169,784
Invesco, Ltd. (a)	22,941	609,313
Moody’s Corp.	7,371	1,257,198
Morgan Stanley	38,104	1,806,130
Nasdaq, Inc.	20,874	1,905,170
State Street Corp.	37,355	3,477,377
T. Rowe Price Group, Inc.	18,602	2,159,506

		30,508,401

Chemicals—1.6%
Axalta Coating Systems, Ltd. (b)	34,833	1,055,788
Celanese Corp. - Series A	13,778	1,530,185
DowDuPont, Inc.	28,894	1,904,692
PPG Industries, Inc. (a)	54,361	5,638,867
Sherwin-Williams Co. (The)	6,764	2,756,803

		12,886,335

Commercial Services & Supplies—0.1%
Transcontinental, Inc. - Class A	42,782	993,523

Communications Equipment—0.7%
Cisco Systems, Inc.	125,098	5,382,967

Consumer Finance—0.5%
American Express Co.	18,274	1,790,852
Discover Financial Services	27,739	1,953,103

		3,743,955

Containers & Packaging—0.2%
Crown Holdings, Inc. (a) (b)	28,165	1,260,665

Diversified Telecommunication Services—0.5%
AT&T, Inc.	10,749	345,151
Verizon Communications, Inc.	66,998	3,370,669

		3,715,820

Electric Utilities—1.9%
American Electric Power Co., Inc.	13,688	947,894
Duke Energy Corp.	49,282	3,897,220
Exelon Corp.	99,049	4,219,487
PPL Corp.	76,707	2,189,985
Southern Co. (The)	48,431	2,242,840
SSE plc	91,091	1,627,452
Xcel Energy, Inc.	14,346	655,325

		15,780,203

Electrical Equipment—0.8%
Eaton Corp. plc (a)	81,986	6,127,634
Regal-Beloit Corp.	5,655	462,579

		6,590,213

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Energy Equipment & Services—0.5%
Schlumberger, Ltd.	55,865	$3,744,631

Equity Real Estate Investment Trusts—1.0%
Extra Space Storage, Inc. (a)	15,584	1,555,439
Medical Properties Trust, Inc. (a)	212,969	2,990,085
Public Storage	2,974	674,682
Simon Property Group, Inc.	7,264	1,236,260
STORE Capital Corp. (a)	63,744	1,746,585

		8,203,051

Food & Staples Retailing—0.4%
Kroger Co. (The) (a)	46,091	1,311,289
Walgreens Boots Alliance, Inc.	26,761	1,606,061

		2,917,350

Food Products—2.3%
Archer-Daniels-Midland Co.	42,463	1,946,079
Danone S.A.	21,496	1,575,803
General Mills, Inc.	73,951	3,273,071
J.M. Smucker Co. (The) (a)	6,054	650,684
Marine Harvest ASA	92,727	1,846,316
Mondelez International, Inc. - Class A	21,208	869,528
Nestle S.A.	47,276	3,659,956
Pinnacle Foods, Inc. (a)	12,593	819,301
Tyson Foods, Inc. - Class A (a)	61,252	4,217,200

		18,857,938

Health Care Equipment & Supplies—2.2%
Abbott Laboratories	75,035	4,576,385
Danaher Corp.	58,455	5,768,340
Medtronic plc	73,943	6,330,260
Zimmer Biomet Holdings, Inc. (a)	11,353	1,265,178

		17,940,163

Health Care Providers & Services—1.9%
AmerisourceBergen Corp. (a)	11,676	995,613
Cigna Corp.	18,415	3,129,629
CVS Health Corp.	27,284	1,755,725
Express Scripts Holding Co. (b)	22,477	1,735,449
Humana, Inc.	12,155	3,617,693
McKesson Corp.	30,862	4,116,991

		15,351,100

Hotels, Restaurants & Leisure—0.3%
Aramark (a)	26,314	976,249
Marriott International, Inc. - Class A (a)	6,349	803,783
Starbucks Corp. (a)	11,182	546,241

		2,326,273

Household Durables—0.6%
Newell Brands, Inc. (a)	91,785	2,367,135
PulteGroup, Inc. (a)	30,238	869,343
Tupperware Brands Corp.	13,292	548,162
Whirlpool Corp.	7,082	1,035,601

		4,820,241

Household Products—0.6%
Colgate-Palmolive Co.	5,120	331,827
Kimberly-Clark Corp.	26,503	2,791,826
Procter & Gamble Co. (The)	4,723	368,678
Reckitt Benckiser Group plc	18,767	1,542,749

		5,035,080

Industrial Conglomerates—1.2%
3M Co. (a)	16,696	3,284,437
Honeywell International, Inc.	46,555	6,706,248

		9,990,685

Insurance—3.2%
Aon plc	34,854	4,780,923
Chubb, Ltd.	48,206	6,123,126
Prudential Financial, Inc.	51,757	4,839,797
Travelers Cos., Inc. (The)	62,348	7,627,654
Unum Group	25,667	949,423
Zurich Insurance Group AG	6,946	2,060,388

		26,381,311

Internet & Direct Marketing Retail—0.2%
Amazon.com, Inc. (b)	841	1,429,532

Internet Software & Services—1.1%
Alphabet, Inc. - Class A (b)	2,165	2,444,696
Facebook, Inc. - Class A (a) (b)	35,449	6,888,450

		9,333,146

IT Services—2.6%
Accenture plc - Class A	45,944	7,515,979
Amdocs, Ltd.	22,012	1,456,974
Cognizant Technology Solutions Corp. - Class A	8,838	698,114
DXC Technology Co.	65,239	5,258,916
Fidelity National Information Services, Inc.	18,179	1,927,519
Fiserv, Inc. (b)	21,495	1,592,565
International Business Machines Corp.	3,102	433,349
Visa, Inc. - Class A	9,573	1,267,944
Worldpay, Inc. - Class A (b)	12,196	997,389

		21,148,749

Leisure Products—0.0%
Hasbro, Inc. (a)	3,531	325,947

Life Sciences Tools & Services—0.7%
Thermo Fisher Scientific, Inc.	29,221	6,052,838

Machinery—1.0%
AGCO Corp.	8,319	505,130
Allison Transmission Holdings, Inc. (a)	7,016	284,078
Deere & Co.	7,146	999,011
Illinois Tool Works, Inc.	24,088	3,337,151
Ingersoll-Rand plc	13,035	1,169,630
Stanley Black & Decker, Inc.	14,195	1,885,238

		8,180,238

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Media—1.8%
Comcast Corp. - Class A	312,241	$10,244,627
Interpublic Group of Cos., Inc. (The) (a)	57,359	1,344,495
Omnicom Group, Inc. (a)	37,512	2,861,040

		14,450,162

Metals & Mining—0.3%
Rio Tinto plc	48,251	2,661,181

Mortgage Real Estate Investment Trusts—0.2%
AGNC Investment Corp.	18,863	350,663
Annaly Capital Management, Inc. (a)	84,425	868,733

		1,219,396

Multi-Utilities—0.5%
Engie S.A.	57,123	874,204
Public Service Enterprise Group, Inc.	24,383	1,320,096
Sempra Energy (a)	9,786	1,136,252
WEC Energy Group, Inc. (a)	12,927	835,730

		4,166,282

Multiline Retail—0.1%
Kohl’s Corp. (a)	5,882	428,798

Oil, Gas & Consumable Fuels—3.9%
Anadarko Petroleum Corp. (a)	21,681	1,588,133
BP plc	374,210	2,849,317
Chevron Corp.	26,405	3,338,384
Eni S.p.A.	80,029	1,485,905
Enterprise Products Partners L.P.	116,909	3,234,872
EOG Resources, Inc.	28,036	3,488,520
EQT Corp.	15,319	845,303
Exxon Mobil Corp.	42,029	3,477,059
Hess Corp.	18,829	1,259,472
Marathon Petroleum Corp.	12,270	860,863
MPLX L.P.	23,903	816,048
Noble Energy, Inc. (a)	28,905	1,019,768
Occidental Petroleum Corp.	15,577	1,303,483
Phillips 66 (a)	12,412	1,393,992
Pioneer Natural Resources Co.	5,859	1,108,757
Plains All American Pipeline L.P.	45,706	1,080,490
Plains GP Holdings L.P. - Class A (a) (b)	49,376	1,180,580
Williams Partners L.P.	30,948	1,256,179

		31,587,125

Personal Products—0.1%
Coty, Inc. - Class A (a)	82,343	1,161,036

Pharmaceuticals—4.0%
Bayer AG	23,061	2,540,781
Bristol-Myers Squibb Co.	53,349	2,952,334
Eli Lilly & Co.	49,042	4,184,754
Johnson & Johnson	70,546	8,560,051
Merck & Co., Inc.	23,624	1,433,977
Mylan NV (b)	20,936	756,627
Novartis AG	13,845	1,048,683

Pharmaceuticals—(Continued)
Pfizer, Inc.	269,614	9,781,596
Roche Holding AG	5,621	1,250,758

		32,509,561

Professional Services—0.2%
Equifax, Inc.	14,054	1,758,296

Road & Rail—1.1%
Canadian National Railway Co.	11,552	944,376
Union Pacific Corp.	58,487	8,286,438

		9,230,814

Semiconductors & Semiconductor Equipment—1.5%
Analog Devices, Inc.	7,259	696,283
Broadcom, Inc.	4,132	1,002,588
Intel Corp. (a)	33,285	1,654,597
Maxim Integrated Products, Inc.	22,618	1,326,772
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	78,017	2,852,302
Texas Instruments, Inc.	40,374	4,451,234

		11,983,776

Software—1.8%
Adobe Systems, Inc. (b)	20,404	4,974,699
Check Point Software Technologies, Ltd. (b)	9,055	884,493
Electronic Arts, Inc. (b)	4,411	622,039
Microsoft Corp.	69,912	6,894,022
Oracle Corp.	29,899	1,317,350

		14,692,603

Specialty Retail—0.6%
Best Buy Co., Inc. (a)	12,332	919,721
Ross Stores, Inc.	26,459	2,242,400
Tractor Supply Co. (a)	12,823	980,831
Urban Outfitters, Inc. (a) (b)	22,804	1,015,918

		5,158,870

Technology Hardware, Storage & Peripherals—0.7%
Apple, Inc.	14,631	2,708,344
Hewlett Packard Enterprise Co.	34,926	510,269
Samsung Electronics Co., Ltd.	17,663	595,611
Seagate Technology plc (a)	14,377	811,869
Western Digital Corp.	9,809	759,315

		5,385,408

Textiles, Apparel & Luxury Goods—0.4%
Hanesbrands, Inc. (a)	36,239	797,983
LVMH Moet Hennessy Louis Vuitton SE	3,628	1,206,015
NIKE, Inc. - Class B	17,661	1,407,229

		3,411,227

Tobacco—2.0%
Altria Group, Inc.	86,109	4,890,130
Japan Tobacco, Inc.	28,500	796,135

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Tobacco—(Continued)
Philip Morris International, Inc.	130,334	$10,523,167

		16,209,432

Trading Companies & Distributors—0.0%
HD Supply Holdings, Inc. (b)	8,769	376,102

Total Common Stocks (Cost $379,519,732)		485,881,219

U.S. Treasury & Government Agencies—25.0%

Agency Sponsored Mortgage - Backed—10.4%
Fannie Mae 15 Yr. Pool 3.000%, 12/01/31	1,284,728	1,278,535
4.500%, 07/01/18	22	22
4.500%, 03/01/19	5,084	5,121
4.500%, 06/01/19	6,386	6,432
4.500%, 04/01/20	9,705	9,798
4.500%, 07/01/20	4,740	4,775
5.000%, 12/01/18	8,467	8,611
5.000%, 07/01/19	13,579	13,810
5.000%, 07/01/20	10,869	11,054
5.000%, 08/01/20	10,888	11,118
5.000%, 12/01/20	27,524	28,015
5.500%, 06/01/19	12,781	12,847
5.500%, 07/01/19	15,260	15,344
5.500%, 08/01/19	2,878	2,894
5.500%, 09/01/19	15,183	15,284
5.500%, 01/01/21	12,278	12,445
5.500%, 03/01/21	4,051	4,114
6.000%, 11/01/18	214	214
6.000%, 01/01/21	19,550	19,849
6.000%, 05/01/21	5,843	5,917
Fannie Mae 30 Yr. Pool 3.000%, 09/01/46	211,781	205,913
3.000%, 10/01/46	835,236	812,044
3.000%, 11/01/46	1,049,720	1,020,616
3.500%, 11/01/41	51,546	51,729
3.500%, 01/01/42	662,186	664,562
3.500%, 01/01/43	234,292	234,744
3.500%, 04/01/43	769,334	770,396
3.500%, 05/01/43	1,021,052	1,022,469
3.500%, 07/01/43	1,159,863	1,161,473
3.500%, 08/01/43	385,893	386,499
3.500%, 09/01/43	1,592,852	1,595,056
3.500%, 02/01/45	1,165,300	1,166,918
3.500%, 09/01/45	1,346,023	1,343,722
3.500%, 10/01/45	921,963	921,619
3.500%, 01/01/46	293,495	293,466
3.500%, 05/01/46	550,034	549,172
3.500%, 07/01/46	1,222,342	1,220,442
3.500%, 10/01/46	372,398	371,762
3.500%, 12/01/46	976,800	975,054
3.500%, 01/01/47	141,315	141,045

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool 3.500%, 08/01/47	708,095	706,336
4.000%, 09/01/40	1,152,782	1,183,924
4.000%, 11/01/40	265,181	272,347
4.000%, 12/01/40	615,390	632,047
4.000%, 02/01/41	715,334	734,913
4.000%, 06/01/41	710,978	730,121
4.000%, 11/01/41	240,687	247,206
4.000%, 01/01/42	1,694,199	1,740,042
4.000%, 04/01/42	218,179	224,221
4.000%, 10/01/42	180,635	185,638
4.000%, 12/01/42	209,064	214,836
4.000%, 01/01/43	349,151	358,757
4.000%, 04/01/43	62,190	63,873
4.000%, 05/01/43	683,835	702,689
4.000%, 06/01/43	306,636	314,936
4.000%, 07/01/43	297,657	305,042
4.000%, 01/01/44	128,379	132,013
4.000%, 04/01/44	141,571	145,399
4.000%, 05/01/44	523,585	537,753
4.000%, 11/01/44	257,559	263,138
4.000%, 02/01/45	399,218	410,880
4.000%, 06/01/47	1,085,673	1,108,082
4.000%, 07/01/47	1,621,939	1,655,504
4.000%, 09/01/47	1,239,458	1,265,301
4.500%, 08/01/33	139,142	145,425
4.500%, 03/01/34	425,804	445,633
4.500%, 01/01/40	152,928	160,815
4.500%, 08/01/40	35,108	36,803
4.500%, 02/01/41	258,972	272,477
4.500%, 04/01/41	429,873	452,292
4.500%, 11/01/42	137,857	144,959
4.500%, 01/01/43	321,527	338,282
4.500%, 04/01/44	1,840,148	1,935,718
4.500%, 06/01/44	186,209	195,873
5.000%, 11/01/33	83,443	89,370
5.000%, 03/01/34	69,280	74,330
5.000%, 05/01/34	29,494	31,587
5.000%, 08/01/34	29,189	31,254
5.000%, 09/01/34	109,418	117,190
5.000%, 06/01/35	69,414	74,282
5.000%, 07/01/35	214,147	229,188
5.000%, 08/01/35	70,165	75,178
5.000%, 09/01/35	47,009	50,340
5.000%, 10/01/35	192,833	206,532
5.000%, 07/01/39	207,348	222,294
5.000%, 10/01/39	132,772	141,575
5.000%, 11/01/39	58,258	62,496
5.000%, 11/01/40	84,615	90,732
5.000%, 01/01/41	18,561	19,679
5.000%, 03/01/41	47,416	50,556
5.500%, 02/01/33	35,469	38,430
5.500%, 05/01/33	4,491	4,827
5.500%, 06/01/33	149,618	162,659
5.500%, 07/01/33	133,803	145,494

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool 5.500%, 11/01/33	82,035	$89,159
5.500%, 12/01/33	11,830	12,679
5.500%, 01/01/34	104,633	112,995
5.500%, 02/01/34	125,025	135,365
5.500%, 03/01/34	37,201	40,701
5.500%, 04/01/34	46,819	50,253
5.500%, 05/01/34	258,902	282,334
5.500%, 06/01/34	279,874	303,421
5.500%, 07/01/34	102,441	111,003
5.500%, 09/01/34	282,193	304,043
5.500%, 10/01/34	391,196	425,022
5.500%, 11/01/34	555,961	605,365
5.500%, 12/01/34	258,661	281,309
5.500%, 01/01/35	296,761	323,007
5.500%, 02/01/35	6,773	7,260
5.500%, 04/01/35	52,407	57,042
5.500%, 07/01/35	17,097	18,326
5.500%, 08/01/35	7,730	8,284
5.500%, 09/01/35	167,756	182,960
6.000%, 02/01/32	70,668	77,272
6.000%, 03/01/34	25,041	27,983
6.000%, 04/01/34	196,772	217,503
6.000%, 06/01/34	211,297	235,210
6.000%, 07/01/34	177,932	195,985
6.000%, 08/01/34	244,346	268,728
6.000%, 10/01/34	155,488	171,334
6.000%, 11/01/34	32,395	35,415
6.000%, 12/01/34	8,519	9,310
6.000%, 08/01/35	37,191	40,965
6.000%, 09/01/35	41,800	46,567
6.000%, 10/01/35	73,116	80,818
6.000%, 11/01/35	9,054	9,895
6.000%, 12/01/35	79,128	87,359
6.000%, 02/01/36	73,890	80,786
6.000%, 04/01/36	59,546	65,347
6.000%, 06/01/36	8,978	9,851
6.000%, 07/01/37	104,417	116,117
6.500%, 06/01/31	28,656	31,639
6.500%, 07/01/31	3,931	4,333
6.500%, 09/01/31	24,478	26,982
6.500%, 02/01/32	14,794	16,308
6.500%, 07/01/32	77,388	86,651
6.500%, 08/01/32	57,514	64,316
6.500%, 01/01/33	31,075	34,418
6.500%, 04/01/34	49,533	54,601
6.500%, 06/01/34	22,240	24,515
6.500%, 08/01/34	15,878	17,502
6.500%, 04/01/36	11,830	13,040
6.500%, 05/01/36	54,613	60,832
6.500%, 02/01/37	66,398	73,192
6.500%, 05/01/37	31,692	34,934
6.500%, 07/01/37	50,317	56,223
Fannie Mae Multifamily REMIC Trust (CMO) 2.288%, 1M LIBOR + 0.340%, 04/25/20 (c)	66,292	66,253

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae Pool 2.280%, 11/01/26	155,572	144,595
2.410%, 05/01/23	90,748	88,215
2.550%, 05/01/23	145,725	142,535
2.700%, 07/01/25	121,000	116,716
4.600%, 09/01/19	125,117	127,437
5.000%, 03/01/26	83,333	89,742
Fannie Mae REMICS (CMO) 2.000%, 05/25/44	206,283	196,904
Fannie Mae-ACES (CMO) 2.578%, 09/25/18	47,113	47,036
2.684%, 12/25/26 (c)	511,000	480,820
Freddie Mac 15 Yr. Gold Pool 4.500%, 08/01/18	490	493
4.500%, 11/01/18	2,770	2,792
4.500%, 01/01/19	6,302	6,351
4.500%, 08/01/19	1,018	1,027
4.500%, 02/01/20	8,642	8,709
4.500%, 08/01/24	163,133	168,680
5.000%, 09/01/18	1,810	1,819
5.500%, 01/01/19	1,393	1,395
5.500%, 04/01/19	1,674	1,677
5.500%, 06/01/19	1,414	1,417
5.500%, 07/01/19	421	421
5.500%, 08/01/19	703	708
5.500%, 02/01/20	1,357	1,370
6.000%, 08/01/19	9,866	9,949
6.000%, 09/01/19	2,063	2,065
6.000%, 11/01/19	3,385	3,397
6.000%, 05/01/21	6,856	6,982
6.000%, 10/01/21	23,723	24,209
Freddie Mac 30 Yr. Gold Pool 3.000%, 10/01/42	548,934	535,907
3.000%, 04/01/43	1,246,728	1,217,239
3.000%, 05/01/43	1,095,867	1,069,990
3.000%, 05/01/46	565,102	549,016
3.000%, 10/01/46	1,036,367	1,006,864
3.000%, 11/01/46	1,346,683	1,308,347
3.500%, 02/01/42	552,603	554,242
3.500%, 04/01/42	341,303	343,180
3.500%, 12/01/42	869,237	871,864
3.500%, 04/01/43	248,918	249,671
3.500%, 07/01/43	50,279	50,431
3.500%, 08/01/43	541,895	543,525
3.500%, 12/01/45	542,635	542,090
3.500%, 11/01/46	434,001	432,450
3.500%, 12/01/46	2,077,116	2,069,634
3.500%, 01/01/47	1,470,013	1,464,627
4.000%, 11/01/40	641,462	659,449
4.000%, 01/01/41	1,351,782	1,389,739
4.000%, 04/01/44	441,307	451,656
4.000%, 08/01/47	1,231,321	1,256,879
4.500%, 04/01/35	37,711	39,419
4.500%, 07/01/39	213,814	224,522
4.500%, 09/01/39	119,950	126,132

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool 4.500%, 10/01/39	69,390	$72,961
4.500%, 12/01/39	106,506	112,003
4.500%, 05/01/42	188,148	197,869
5.000%, 09/01/33	164,465	174,876
5.000%, 03/01/34	34,108	36,578
5.000%, 04/01/34	29,640	31,520
5.000%, 08/01/35	35,680	37,873
5.000%, 10/01/35	84,023	89,696
5.000%, 11/01/35	68,928	73,383
5.000%, 12/01/36	45,727	48,791
5.000%, 07/01/39	335,588	358,124
5.500%, 12/01/33	193,934	212,755
5.500%, 01/01/34	130,989	142,099
5.500%, 04/01/34	28,238	30,298
5.500%, 11/01/34	23,835	25,656
5.500%, 12/01/34	9,292	9,934
5.500%, 05/01/35	24,922	26,719
5.500%, 09/01/35	32,068	34,344
5.500%, 10/01/35	50,079	54,547
6.000%, 04/01/34	97,610	107,876
6.000%, 07/01/34	27,837	30,518
6.000%, 08/01/34	218,150	241,409
6.000%, 09/01/34	2,524	2,759
6.000%, 07/01/35	35,788	39,445
6.000%, 08/01/35	44,146	48,695
6.000%, 11/01/35	64,905	71,617
6.000%, 03/01/36	21,622	23,620
6.000%, 10/01/36	36,502	40,245
6.000%, 03/01/37	7,570	8,271
6.000%, 05/01/37	58,295	64,322
6.000%, 06/01/37	39,408	43,621
6.500%, 05/01/34	12,518	13,935
6.500%, 06/01/34	61,074	67,988
6.500%, 08/01/34	51,340	57,153
6.500%, 10/01/34	66,491	74,019
6.500%, 11/01/34	42,619	47,444
6.500%, 05/01/37	69,400	78,575
6.500%, 07/01/37	67,130	74,729
Freddie Mac Multifamily Structured Pass-Through Certificates (CMO) 0.292%, 11/25/27 (c) (d)	3,698,848	90,423
0.325%, 11/25/27 (c) (d)	5,207,000	99,540
0.370%, 12/25/27 (c) (d)	3,235,000	74,372
0.401%, 11/25/24 (c) (d)	4,908,000	88,040
0.406%, 09/25/27 (c) (d)	3,341,000	85,051
0.413%, 12/25/27 (c) (d)	3,579,000	94,279
0.432%, 08/25/24 (c) (d)	4,897,000	101,709
0.450%, 11/25/32 (c) (d)	2,844,796	92,569
0.457%, 11/25/27 (c) (d)	3,365,808	93,314
0.461%, 08/25/27 (c) (d)	3,107,000	90,680
0.492%, 10/25/24 (c) (d)	6,521,827	129,760
0.496%, 12/25/27 (c) (d)	5,745,992	176,817
0.497%, 09/25/27 (c) (d)	2,759,092	84,486
0.532%, 08/25/24 (c) (d)	8,955,662	197,975
0.569%, 08/25/27 (c) (d)	2,152,734	73,896
0.637%, 07/25/24 (c) (d)	4,483,000	134,338

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac Multifamily Structured Pass-Through Certificates (CMO) 0.714%, 07/25/27 (c) (d)	3,884,553	175,339
0.747%, 07/25/24 (c) (d)	1,651,749	51,305
0.772%, 06/25/27 (c) (d)	4,356,000	226,948
0.891%, 06/25/27 (c) (d)	1,487,948	84,163
1.018%, 04/25/24 (c) (d)	1,979,893	83,209
1.869%, 11/25/19	346,152	341,973
2.412%, 08/25/18	169,410	169,121
2.456%, 08/25/19	330,000	329,072
2.510%, 11/25/22	489,000	478,403
2.670%, 12/25/24	507,000	492,716
2.673%, 03/25/26	676,000	648,182
2.716%, 06/25/22	346,271	342,146
2.791%, 01/25/22	474,000	470,084
3.010%, 07/25/25	134,000	132,204
3.060%, 07/25/23 (c)	219,000	218,552
3.064%, 08/25/24 (c)	255,000	253,497
3.111%, 02/25/23	695,000	698,009
3.117%, 06/25/27	354,000	345,996
3.151%, 11/25/25	317,000	315,249
3.171%, 10/25/24	424,000	424,402
3.187%, 09/25/27 (c)	242,000	237,039
3.194%, 07/25/27	389,000	382,619
3.224%, 03/25/27	334,000	330,318
3.244%, 08/25/27	920,000	907,625
3.250%, 04/25/23 (c)	803,000	808,579
3.300%, 10/25/26	310,000	308,858
3.303%, 11/25/27 (c) (e)	85,000	84,020
3.320%, 02/25/23 (c)	227,000	229,315
3.413%, 12/25/26	248,000	248,914
3.430%, 01/25/27 (c)	242,707	243,550
3.458%, 08/25/23 (c)	835,000	848,097
3.650%, 02/25/28 (c)	285,000	289,569
3.900%, 04/25/28	528,000	546,437
5.085%, 03/25/19	1,226,000	1,238,143
Ginnie Mae I 30 Yr. Pool 3.500%, 12/15/41	344,806	347,587
3.500%, 02/15/42	120,191	121,161
4.500%, 09/15/33	77,713	81,530
4.500%, 11/15/39	242,963	257,096
4.500%, 03/15/40	263,228	279,375
4.500%, 04/15/40	289,028	305,683
4.500%, 06/15/40	118,323	125,121
5.000%, 03/15/34	26,840	28,594
5.000%, 06/15/34	63,514	67,678
5.000%, 12/15/34	28,416	30,278
5.000%, 06/15/35	7,139	7,462
5.500%, 11/15/32	139,412	151,062
5.500%, 08/15/33	208,039	227,035
5.500%, 12/15/33	119,315	130,390
5.500%, 09/15/34	102,622	112,044
5.500%, 10/15/35	16,632	18,155
6.000%, 12/15/28	30,695	33,812
6.000%, 12/15/31	27,448	30,333
6.000%, 03/15/32	1,114	1,218
6.000%, 10/15/32	135,660	149,937

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae I 30 Yr. Pool 6.000%, 01/15/33	31,088	$34,003
6.000%, 02/15/33	1,638	1,806
6.000%, 04/15/33	138,490	153,033
6.000%, 08/15/33	1,027	1,123
6.000%, 07/15/34	91,382	102,385
6.000%, 09/15/34	25,754	28,153
6.000%, 01/15/38	119,090	134,617
Ginnie Mae II 30 Yr. Pool 3.500%, 06/20/43	658,469	666,310
3.500%, 07/20/43	835,022	844,965
4.000%, 01/20/41	796,676	823,868
4.000%, 02/20/41	199,659	206,467
4.000%, 04/20/41	152,160	157,360
4.000%, 02/20/42	203,976	210,942
4.500%, 07/20/33	16,061	16,844
4.500%, 09/20/33	9,221	9,670
4.500%, 12/20/34	6,459	6,775
4.500%, 03/20/35	37,974	39,801
4.500%, 01/20/41	205,915	216,417
5.000%, 07/20/33	29,820	31,936
6.000%, 01/20/35	36,553	40,624
6.000%, 02/20/35	18,455	20,888
6.000%, 04/20/35	31,675	35,008
Government National Mortgage Association (CMO) 0.658%, 02/16/59 (c) (d)	2,454,958	151,273

		85,020,202

Federal Agencies—0.1%
Financing Corp. 9.650%, 11/02/18	430,000	441,448

U.S. Treasury—14.5%
U.S. Treasury Bonds 2.500%, 02/15/45	68,000	62,000
2.875%, 05/15/43 (a)	16,663,400	16,373,092
2.875%, 11/15/46	5,439,000	5,325,334
3.000%, 11/15/45	350,000	351,231
3.500%, 02/15/39	3,582,000	3,902,421
4.500%, 02/15/36 (a)	179,000	218,870
4.500%, 08/15/39	743,000	926,457
5.000%, 05/15/37	232,000	302,914
5.250%, 02/15/29	16,000	19,479
5.375%, 02/15/31	276,000	348,730
6.250%, 08/15/23	80,000	93,353
U.S. Treasury Notes 1.375%, 09/30/19	15,677,400	15,473,471
1.375%, 02/29/20	6,798,000	6,672,396
1.750%, 11/30/21	18,242,000	17,703,291
2.000%, 11/15/26	1,875,000	1,757,153
2.250%, 08/15/27	4,987,000	4,746,416
2.500%, 08/15/23	13,502,000	13,343,246
2.750%, 02/15/28	955,000	946,830
3.125%, 05/15/21	3,504,000	3,552,317

U.S. Treasury—(Continued)
U.S. Treasury Notes
3.500%, 05/15/20	25,140,000	25,581,914

		117,700,915

Total U.S. Treasury & Government Agencies (Cost $208,315,072)		203,162,565

Corporate Bonds & Notes—10.7%

Aerospace/Defense—0.1%
L3 Technologies, Inc. 3.850%, 06/15/23	443,000	442,079

Agriculture—0.2%
Imperial Brands Finance plc 2.950%, 07/21/20 (144A)	828,000	819,466
Reynolds American, Inc. 5.850%, 08/15/45	504,000	550,214

		1,369,680

Auto Manufacturers—0.2%
Ford Motor Credit Co. LLC 3.470%, 04/05/21 (a)	213,000	211,714
General Motors Co. 5.150%, 04/01/38 (a)	235,000	223,654
6.750%, 04/01/46	374,000	414,332
General Motors Financial Co., Inc. 3.200%, 07/06/21	776,000	765,903
4.350%, 04/09/25	360,000	354,836

		1,970,439

Auto Parts & Equipment—0.1%
Lear Corp. 3.800%, 09/15/27	585,000	549,275

Banks—2.9%
ABN AMRO Bank NV 4.800%, 04/18/26 (144A) (a)	800,000	798,934
Banco de Credito del Peru 5.375%, 09/16/20	835,000	867,147
Bank of America Corp. 3.004%, 3M LIBOR + 0.790%, 12/20/23 (c)	766,000	742,665
3.366%, 3M LIBOR + 0.810%, 01/23/26 (c)	591,000	568,611
3.500%, 04/19/26 (a)	583,000	563,917
4.100%, 07/24/23	1,270,000	1,290,928
4.125%, 01/22/24	1,357,000	1,379,336
5.490%, 03/15/19	196,000	199,300
Bank of New York Mellon Corp. (The) 2.600%, 08/17/20	1,029,000	1,018,738
Barclays plc 4.338%, 3M LIBOR + 1.356%, 05/16/24 (c)	284,000	280,489
BBVA Bancomer S.A. 6.750%, 09/30/22 (144A) (a)	810,000	863,266
Capital One Financial Corp. 2.500%, 05/12/20	689,000	679,229

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Citigroup, Inc. 2.500%, 09/26/18 (a)	580,000	$579,836
Citizens Bank N.A. 2.250%, 03/02/20	292,000	287,225
Credit Suisse AG 6.500%, 08/08/23 (144A)	396,000	421,212
Goldman Sachs Group, Inc. (The) 3.850%, 01/26/27	268,000	257,368
ING Bank NV 5.800%, 09/25/23 (144A)	1,076,000	1,140,164
JPMorgan Chase & Co. 3.200%, 01/25/23	1,058,000	1,039,068
3.782%, 3M LIBOR + 1.337%, 02/01/28 (c)	1,844,000	1,799,107
3.897%, 3M LIBOR + 1.220%, 01/23/49 (c)	400,000	359,146
KFW 4.875%, 06/17/19	1,290,000	1,318,464
Morgan Stanley 3.125%, 01/23/23	725,000	707,407
3.625%, 01/20/27	1,695,000	1,627,583
3.875%, 04/29/24	557,000	557,986
4.000%, 07/23/25	396,000	394,796
PNC Bank N.A. 2.300%, 06/01/20	719,000	708,092
Royal Bank of Scotland Group plc 3.875%, 09/12/23	1,128,000	1,095,763
4.892%, 3M LIBOR + 1.754%, 05/18/29 (a) (c)	478,000	475,872
UBS Group Funding Switzerland AG 4.125%, 04/15/26 (144A) (e)	838,000	829,353
4.253%, 03/23/28 (144A)	838,000	832,617

		23,683,619

Beverages—0.2%
Anheuser-Busch InBev Worldwide, Inc. 8.000%, 11/15/39	706,000	991,850
Constellation Brands, Inc. 3.500%, 05/09/27	729,000	690,510

		1,682,360

Biotechnology—0.1%
Celgene Corp. 2.875%, 08/15/20	504,000	500,141

Building Materials—0.1%
CRH America Finance, Inc. 4.500%, 04/04/48 (144A)	362,000	339,583
Martin Marietta Materials, Inc. 3.500%, 12/15/27	297,000	275,587
Masco Corp. 4.375%, 04/01/26	623,000	620,753

		1,235,923

Chemicals—0.1%
Sherwin-Williams Co. (The) 2.250%, 05/15/20	344,000	338,285
4.500%, 06/01/47	402,000	383,674

		721,959

Commercial Services—0.2%
ERAC USA Finance LLC 7.000%, 10/15/37 (144A)	1,115,000	1,393,415

Computers—0.3%
Apple, Inc. 2.850%, 02/23/23 (a)	1,176,000	1,157,650
3.350%, 02/09/27	745,000	727,490
3.850%, 05/04/43	370,000	353,282

		2,238,422

Diversified Financial Services—0.6%
Charles Schwab Corp. (The) 3.200%, 01/25/28 (a)	891,000	853,318
E*TRADE Financial Corp. 2.950%, 08/24/22	338,000	327,414
Intercontinental Exchange, Inc. 2.350%, 09/15/22	487,000	466,943
2.750%, 12/01/20	301,000	298,578
4.000%, 10/15/23	832,000	849,848
Raymond James Financial, Inc. 4.950%, 07/15/46	778,000	792,757
Visa, Inc. 3.150%, 12/14/25	983,000	950,933

		4,539,791

Electric—0.8%
Berkshire Hathaway Energy Co. 3.750%, 11/15/23	440,000	445,315
Duke Energy Corp. 2.650%, 09/01/26	131,000	117,988
Enel Finance International NV 4.750%, 05/25/47 (144A) (a)	448,000	423,605
Exelon Corp. 3.400%, 04/15/26	1,137,000	1,079,889
Oncor Electric Delivery Co. LLC 7.000%, 09/01/22	795,000	905,661
PPL Capital Funding, Inc. 3.400%, 06/01/23	880,000	865,517
5.000%, 03/15/44	296,000	307,773
Progress Energy, Inc. 3.150%, 04/01/22	1,083,000	1,068,360
State Grid Overseas Investment, Ltd. 2.750%, 05/07/19 (144A) (e)	778,000	775,487
2.750%, 05/04/22 (144A)	630,000	611,132

		6,600,727

Environmental Control—0.1%
Republic Services, Inc. 3.950%, 05/15/28	446,000	439,966

Food—0.3%
Danone S.A. 2.947%, 11/02/26 (144A)	1,133,000	1,041,635
Kraft Heinz Foods Co. 3.000%, 06/01/26	865,000	778,953
5.000%, 07/15/35	254,000	250,218

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Food—(Continued)
WM Wrigley Jr. Co. 2.400%, 10/21/18 (144A)	248,000	$247,824

		2,318,630

Healthcare-Products—0.7%
Abbott Laboratories 4.900%, 11/30/46	749,000	806,320
Becton Dickinson & Co. 2.675%, 12/15/19	520,000	516,100
3.125%, 11/08/21 (a)	344,000	339,010
4.669%, 06/06/47	729,000	704,521
Medtronic, Inc. 4.375%, 03/15/35	446,000	461,253
Thermo Fisher Scientific, Inc. 2.950%, 09/19/26	851,000	786,170
3.200%, 08/15/27	1,100,000	1,028,364
Zimmer Biomet Holdings, Inc. 3.076%, 3M LIBOR + 0.750%, 03/19/21 (c)	313,000	313,528
3.550%, 04/01/25	955,000	909,075

		5,864,341

Healthcare-Services—0.2%
Laboratory Corp. of America Holdings 3.200%, 02/01/22	213,000	210,707
3.250%, 09/01/24	558,000	539,474
4.700%, 02/01/45	267,000	261,226
Northwell Healthcare, Inc. 3.979%, 11/01/46	57,000	52,342
4.260%, 11/01/47	456,000	437,318

		1,501,067

Household Products/Wares—0.1%
Reckitt Benckiser Treasury Services plc 3.625%, 09/21/23 (144A)	1,070,000	1,067,571

Insurance—0.5%
American International Group, Inc. 4.125%, 02/15/24 (a)	750,000	753,453
4.875%, 06/01/22	1,770,000	1,853,769
Berkshire Hathaway, Inc. 3.125%, 03/15/26	390,000	375,766
Liberty Mutual Group, Inc. 4.850%, 08/01/44 (144A)	484,000	483,994
Marsh & McLennan Cos., Inc. 4.800%, 07/15/21	920,000	956,587

		4,423,569

Internet—0.3%
Alibaba Group Holding, Ltd. 4.000%, 12/06/37	200,000	185,170
Baidu, Inc. 3.500%, 11/28/22	1,110,000	1,092,613
Booking Holdings, Inc. 2.750%, 03/15/23 (a)	1,315,000	1,268,696

		2,546,479

Investment Company Security—0.2%
Temasek Financial I, Ltd. 2.375%, 01/23/23 (144A)	1,790,000	1,720,079

Lodging—0.1%
Marriott International, Inc. 4.000%, 04/15/28 (a)	698,000	681,586

Media—0.2%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 4.908%, 07/23/25	523,000	528,170
Time Warner Entertainment Co. L.P. 8.375%, 07/15/33	1,240,000	1,530,947

		2,059,117

Mining—0.1%
Glencore Funding LLC 4.000%, 03/27/27 (144A)	200,000	188,785
4.125%, 05/30/23 (144A)	684,000	682,502

		871,287

Oil & Gas—0.3%
BP Capital Markets plc 4.500%, 10/01/20	306,000	315,369
Equinor ASA 7.750%, 06/15/23	100,000	118,914
Marathon Petroleum Corp. 3.625%, 09/15/24	858,000	837,956
4.750%, 09/15/44	583,000	554,676
Valero Energy Corp. 4.900%, 03/15/45	896,000	906,566

		2,733,481

Pharmaceuticals—0.1%
Bayer U.S. Finance LLC 3.875%, 12/15/23 (144A) (e)	287,000	287,012
CVS Health Corp. 5.050%, 03/25/48	299,000	304,291

		591,303

Pipelines—0.6%
APT Pipelines, Ltd. 4.200%, 03/23/25 (144A)	1,228,000	1,218,581
4.250%, 07/15/27 (144A)	93,000	91,141
Enterprise Products Operating LLC 6.500%, 01/31/19	908,000	926,923
Kinder Morgan Energy Partners L.P. 4.150%, 02/01/24 (a)	691,000	687,683
MPLX L.P. 4.500%, 04/15/38	297,000	274,324
ONEOK, Inc. 4.950%, 07/13/47	869,000	846,092
Sabine Pass Liquefaction LLC 5.000%, 03/15/27	1,100,000	1,117,806

		5,162,550

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Real Estate Investment Trusts—0.2%
American Tower Corp. 3.000%, 06/15/23	415,000	$397,935
3.600%, 01/15/28	415,000	384,525
Crown Castle International Corp. 3.650%, 09/01/27	665,000	618,555

		1,401,015

Retail—0.1%
Dollar Tree, Inc. 4.000%, 05/15/25	349,000	341,079
Tapestry, Inc. 4.125%, 07/15/27 (a)	572,000	545,456

		886,535

Semiconductors—0.1%
Intel Corp. 4.100%, 05/11/47 (a)	591,000	589,308

Shipbuilding—0.0%
Huntington Ingalls Industries, Inc. 3.483%, 12/01/27	250,000	234,950

Software—0.2%
Fidelity National Information Services, Inc. 4.500%, 08/15/46	210,000	195,045
4.750%, 05/15/48 (a)	289,000	279,184
Microsoft Corp. 4.250%, 02/06/47	1,092,000	1,158,349

		1,632,578

Telecommunications—0.4%
AT&T, Inc. 3.000%, 06/30/22 (a)	838,000	813,527
3.400%, 05/15/25	838,000	785,826
5.450%, 03/01/47	896,000	879,501
Crown Castle Towers LLC 4.883%, 08/15/40 (144A)	370,000	379,466
Vodafone Group plc 4.125%, 05/30/25	240,000	239,087

		3,097,407

Total Corporate Bonds & Notes (Cost $88,271,906)		86,750,649

Mortgage-Backed Securities—1.8%

Collateralized Mortgage Obligations—0.0%
BlackRock Capital Finance L.P. 7.750%, 09/25/26 (144A) (e)	2,129	66

Commercial Mortgage-Backed Securities—1.8%
Benchmark Mortgage Trust 3.666%, 01/15/51 (c)	1,235,000	1,231,119

Commercial Mortgage-Backed Securities—(Continued)
CD Commercial Mortgage Trust 3.514%, 05/10/50 (c)	1,519,456	1,495,153
Citigroup Commercial Mortgage Trust 3.471%, 10/12/50	334,128	327,191
Commercial Mortgage Pass-Through Certificates Mortgage Trust 3.510%, 09/10/50	980,547	957,337
Commercial Mortgage Trust 3.708%, 07/10/48	1,300,833	1,303,027
CSAIL Commercial Mortgage Trust 3.504%, 06/15/57	738,578	731,835
General Electric Capital Assurance Co. 5.743%, 05/12/35 (144A) (c) (e)	8,582	8,648
GS Mortgage Securities Corp. II 3.382%, 05/10/50	1,387,991	1,368,974
GS Mortgage Securities Trust 3.433%, 05/10/50	687,654	672,366
JPMBB Commercial Mortgage Securities Trust 3.227%, 10/15/48	1,036,740	1,014,807
3.494%, 01/15/48	1,590,000	1,583,476
JPMCC Commercial Mortgage Securities Trust 3.454%, 09/15/50	266,697	261,076
Morgan Stanley Bank of America Merrill Lynch Trust 3.536%, 11/15/52	519,442	509,532
Morgan Stanley Capital I, Inc. 1.303%, 11/15/30 (144A) (c) (d)	356,407	18
3.530%, 06/15/50	470,148	463,121
UBS Commercial Mortgage Trust 3.679%, 12/15/50	1,210,000	1,197,004
Wells Fargo Commercial Mortgage Trust 3.540%, 05/15/48	1,410,327	1,406,199

		14,530,883

Total Mortgage-Backed Securities (Cost $15,140,312)		14,530,949

Asset-Backed Securities—1.2%

Asset-Backed - Automobile—0.2%
Chesapeake Funding II LLC 3.040%, 04/15/30 (144A) (e)	534,000	532,212
3.073%, 1M LIBOR + 1.000%, 06/15/28 (144A) (c) (e)	646,753	648,663
Ford Credit Auto Owner Trust 2.260%, 11/15/25 (144A)	550,000	547,466
2.310%, 04/15/26 (144A)	425,000	421,682

		2,150,023

Asset-Backed - Home Equity—0.1%
Bayview Financial Revolving Asset Trust 3.702%, 1M LIBOR + 1.600%, 12/28/40 (144A) (c) (e)	529,211	483,367
GMAC Home Equity Loan Trust 5.805%, 10/25/36 (c)	143,646	145,443
Home Equity Loan Trust 5.320%, 12/25/35 (c)	293,596	279,024

		907,834

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Shares/ Principal Amount*	Value

Asset-Backed - Other—0.9%
ALM, Ltd. 2.604%, 10/18/27 (144A) (c) (e)	849,000	$848,875
American Tower Trust I 3.070%, 03/15/48 (144A)	1,000,000	981,234
Cent CLO, Ltd. 3.576%, 3M LIBOR + 1.210%, 07/27/26 (144A) (c)	955,730	955,557
Dryden 55 CLO, Ltd. 3.061%, 3M LIBOR + 1.020%, 04/15/31 (144A) (c)	1,430,000	1,423,887
Dryden Senior Loan Fund 3.248%, 3M LIBOR + 0.900%, 04/15/29 (144A) (c) (e)	663,000	661,041
Figueroa CLO, Ltd. 1.000%, 01/15/27 (e)	420,000	420,000
Mountain Hawk CLO, Ltd. 4.155%, 3M LIBOR + 1.800%, 04/18/25 (144A) (c)	1,463,576	1,463,719
Small Business Administration Participation Certificates 4.350%, 07/01/23	124,512	127,176
4.770%, 04/01/24	7,881	8,083
4.950%, 03/01/25	45,020	46,307
4.990%, 09/01/24	26,415	27,256
5.110%, 08/01/25	68,364	70,425
5.180%, 05/01/24	11,148	11,464
5.520%, 06/01/24	27,379	28,389

		7,073,413

Total Asset-Backed Securities (Cost $7,493,858)		10,131,270

Municipals—0.2%
New Jersey State Turnpike Authority, Build America Bond 7.414%, 01/01/40 (Cost $1,092,733)	1,050,000	1,527,047

Convertible Preferred Stocks—0.1%

Electric Utilities—0.1%
NextEra Energy, Inc. 6.123%, 09/01/19	6,834	390,221
6.371%, 09/01/18	7,900	586,496

Total Convertible Preferred Stocks (Cost $909,399)		976,717

Short-Term Investment—1.0%

Discount Note—1.0%
Federal Home Loan Bank 0.760%, 07/02/18 (f)	8,457,000	8,457,000

Total Short-Term Investments (Cost $8,456,648)		8,457,000

Securities Lending Reinvestments (g)—6.9%

Certificates of Deposit—3.1%
Banco Del Estado De Chile New York 2.455%, 3M LIBOR + 0.100%, 11/14/18 (c)	2,000,000	2,000,108

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Bank of Montreal (Chicago) 2.383%, 3M LIBOR + 0.030%, 11/06/18 (c)	1,000,000	$999,942
Bank of Nova Scotia 2.605%, 3M LIBOR + 0.280%, 03/20/19 (c)	2,000,000	2,002,800
Barclays Capital, plc 2.271%, 1M LIBOR + 0.270%, 08/03/18 (c)	2,000,000	1,999,812
Citibank N.A. 2.376%, 1M LIBOR + 0.330%, 09/12/18 (c)	1,000,000	999,929
Cooperative Rabobank UA 2.488%, 3M LIBOR + 0.140%, 10/16/18 (c)	1,000,000	1,000,778
Credit Agricole S.A. 2.376%, 1M LIBOR + 0.330%, 10/09/18 (c)	2,000,000	2,000,092
Industrial & Commercial Bank of China, Ltd. 2.450%, 08/15/18	1,500,000	1,499,939
Mizuho Bank, Ltd., New York 2.348%, 1M LIBOR + 0.250%, 11/26/18 (c)	1,000,000	1,000,004
Natixis New York 2.215%, 1M LIBOR + 0.210%, 08/06/18 (c)	1,000,000	1,000,052
2.427%, 1M LIBOR + 0.370%, 02/14/19 (c)	2,000,000	2,000,846
Royal Bank of Canada New York 2.296%, 1M LIBOR + 0.250%, 01/11/19 (c)	1,500,000	1,499,985
2.525%, 1M LIBOR + 0.440%, 09/17/18 (c)	500,000	500,401
Standard Chartered plc 2.250%, 08/21/18	2,000,000	2,000,306
Sumitomo Mitsui Trust Bank, Ltd., London 2.408%, 1M LIBOR + 0.310%, 11/26/18 (c)	1,500,000	1,500,000
Wells Fargo Bank N.A. 2.467%, 3M LIBOR + 0.130%, 07/11/18 (c)	1,500,000	1,500,034
Westpac Banking Corp. 2.360%, FEDEFF PRV + 0.450%, 02/15/19 (c)	1,500,000	1,499,901

		25,004,929

Commercial Paper—1.5%
Canadian Imperial Bank of Commerce 2.485%, 1M LIBOR + 0.400%, 09/17/18 (c)	1,500,000	1,500,658
ING Funding LLC 2.350%, 1M LIBOR + 0.320%, 02/08/19 (c)	2,000,000	2,000,584
Sheffield Receivables Co. 2.490%, 11/26/18	1,480,391	1,484,450
Starbird Funding Corp. 2.300%, 08/10/18	2,485,944	2,493,762
Toyota Motor Credit Corp. 2.310%, 09/18/18	1,984,857	1,989,844
UBS AG 2.431%, 1M LIBOR + 0.430%, 02/01/19 (c)	1,500,000	1,499,712
Westpac Banking Corp. 2.371%, 1M LIBOR + 0.280%, 05/24/19 (c)	1,000,000	1,000,000

		11,969,010

Repurchase Agreements—2.1%
Barclays Capital, Inc. Repurchase Agreement dated 06/29/18 at 2.100%, due on 07/02/18 with a maturity value of $2,280,547; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 05/15/24 - 05/15/26, and an aggregate market value of $2,325,751.	2,280,148	2,280,148

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Securities Lending Reinvestments (g)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Citigroup Global Markets, Inc. Repurchase Agreement dated 05/03/18 at 2.180%, due on 07/06/18 with a maturity value of $3,011,627; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 8.750%, maturity dates ranging from 05/15/20 - 08/15/45, and various Common Stock with an aggregate market value of $3,162,863.	3,000,000	$3,000,000
Repurchase Agreement dated 01/25/17 at 2.460%, due on 10/01/18 with a maturity value of $52,098; collateralized by U.S. Treasury Obligations with rates ranging from 1.500% - 2.500%, maturity dates ranging from 01/31/19 - 02/15/26, and an aggregate market value of $51,000.	50,000	50,000
Deutsche Bank AG, London Repurchase Agreement dated 01/09/18 at 2.300%, due on 07/02/18 with a maturity value of $89,533; collateralized by various Common Stock with an aggregate market value of $98,839.	88,549	88,549
ING Bank NV Repurchase Agreement dated 05/21/18 at 2.190%, due on 07/02/18 with a maturity value of $100,256; collateralized by various Common Stock with an aggregate market value of $111,220.	100,000	100,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 2.460%, due on 10/01/18 with a maturity value of $1,152,993; collateralized by various Common Stock with an aggregate market value of $1,210,000.	1,100,000	1,100,000
Repurchase Agreement dated 08/01/17 at 2.460%, due on 10/01/18 with a maturity value of $3,087,330; collateralized by various Common Stock with an aggregate market value of $3,300,000.	3,000,000	3,000,000
NBC Global Finance, Ltd. Repurchase Agreement dated 11/30/17 at 2.080%, due on 07/02/18 with a maturity value of $202,473; collateralized by various Common Stock with an aggregate market value of $222,578.	200,000	200,000
Repurchase Agreement dated 03/16/18 at 2.080%, due on 07/02/18 with a maturity value of $201,248; collateralized by various Common Stock with an aggregate market value of $222,578.	200,000	200,000
Repurchase Agreement dated 04/23/18 at 2.110%, due on 07/06/18 with a maturity value of $1,506,506; collateralized by various Common Stock with an aggregate market value of $1,669,337.	1,500,000	1,500,000
Repurchase Agreement dated 03/16/18 at 2.110%, due on 07/06/18 with a maturity value of $1,006,564; collateralized by various Common Stock with an aggregate market value of $1,112,891.	1,000,000	1,000,000
Societe Generale Repurchase Agreement dated 03/28/18 at 2.050%, due on 07/02/18 with a maturity value of $201,093; collateralized by various Common Stock with an aggregate market value of $222,570.	200,000	200,000
Repurchase Agreement dated 03/08/18 at 2.050%, due on 07/02/18 with a maturity value of $402,642; collateralized by various Common Stock with an aggregate market value of $445,141.	400,000	400,000

Repurchase Agreements—(Continued)
Societe Generale Repurchase Agreement dated 03/16/18 at 2.050%, due on 07/02/18 with a maturity value of $301,845; collateralized by various Common Stock with an aggregate market value of $333,856.	300,000	300,000
Repurchase Agreement dated 03/21/18 at 2.050%, due on 07/02/18 with a maturity value of $402,346; collateralized by various Common Stock with an aggregate market value of $445,141.	400,000	400,000
Repurchase Agreement dated 04/18/18 at 2.080%, due on 07/06/18 with a maturity value of $1,004,564; collateralized by various Common Stock with an aggregate market value of $1,112,852.	1,000,000	1,000,000
Repurchase Agreement dated 05/10/18 at 2.080%, due on 07/06/18 with a maturity value of $2,006,587; collateralized by various Common Stock with an aggregate market value of $2,225,704.	2,000,000	2,000,000

		16,818,697

Time Deposits—0.2%
Australia New Zealand Bank 1.900%, 07/02/18	1,000,000	1,000,000
DNB Bank ASA 1.870%, 07/02/18	1,000,000	1,000,000

		2,000,000

Total Securities Lending Reinvestments (Cost $55,787,207)		55,792,636

Total Investments—106.6% (Cost $764,986,867)		867,210,052
Other assets and liabilities (net)—(6.6)%		(53,956,467)

Net Assets—100.0%		$813,253,585

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2018, the market value of securities loaned was $54,216,048 and the collateral received consisted of cash in the amount of $55,769,889. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Variable or floating rate security. The stated rate represents the rate at June 30, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(d)	Interest only security.
(e)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2018, the market value of restricted securities was $5,578,744, which is 0.7% of net assets. See details shown in the Restricted Securities table that follows.

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

(f)	The rate shown represents current yield to maturity.
(g)	Represents investment of cash collateral received from securities on loan as of June 30, 2018.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2018, the market value of 144A securities was $25,633,259, which is 3.2% of net assets.
(ACES)—	Alternative Credit Enhancement Securities
(ADR)—	American Depositary Receipt
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London InterBank Offered Rate
(REMIC)—	Real Estate Mortgage Investment Conduit

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
ALM, Ltd., 2.604%, 10/18/27	10/04/17	$849,000	$849,000	$848,875
Bayer U.S. Finance LLC, 3.875%, 12/15/23	06/18/18	287,000	286,067	287,012
Bayview Financial Revolving Asset Trust, 3.702%, 12/28/40	03/01/06	529,211	529,211	483,367
BlackRock Capital Finance L.P., 7.750%, 09/25/26	10/10/96	2,129	2,052	66
Chesapeake Funding II LLC, 3.073%, 06/15/28	06/14/16	646,753	646,753	648,663
Chesapeake Funding II LLC, 3.040%, 04/15/30	04/11/18	534,000	307,345	532,212
Dryden Senior Loan Fund, 3.248%, 04/15/29	04/09/18	663,000	663,000	661,041
Figueroa CLO, Ltd., 1.000%, 01/15/27	06/28/18	420,000	420,000	420,000
Freddie Mac Multifamily Structured Pass-Through Certificates (CMO), 3.303%, 11/25/27	05/18/18	85,000	83,200	84,020
General Electric Capital Assurance Co., 5.743%, 05/12/35	09/23/03	8,582	8,625	8,648
State Grid Overseas Investment, Ltd., 2.750%, 05/07/19	04/28/14	778,000	776,704	775,487
UBS Group Funding Switzerland AG, 4.125%, 04/15/26	03/29/16	838,000	836,498	829,353

				$5,578,744

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2018:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$17,127,126	$—	$—	$17,127,126
Air Freight & Logistics	1,933,598	—	—	1,933,598
Airlines	1,646,491	—	—	1,646,491
Auto Components	3,125,392	—	—	3,125,392
Automobiles	1,180,779	1,596,703	—	2,777,482
Banks	47,683,194	2,001,080	—	49,684,274
Beverages	1,599,682	3,204,696	—	4,804,378
Biotechnology	740,983	—	—	740,983
Building Products	4,751,071	—	—	4,751,071
Capital Markets	30,508,401	—	—	30,508,401
Chemicals	12,886,335	—	—	12,886,335
Commercial Services & Supplies	993,523	—	—	993,523
Communications Equipment	5,382,967	—	—	5,382,967
Consumer Finance	3,743,955	—	—	3,743,955
Containers & Packaging	1,260,665	—	—	1,260,665
Diversified Telecommunication Services	3,715,820	—	—	3,715,820
Electric Utilities	14,152,751	1,627,452	—	15,780,203
Electrical Equipment	6,590,213	—	—	6,590,213
Energy Equipment & Services	3,744,631	—	—	3,744,631
Equity Real Estate Investment Trusts	8,203,051	—	—	8,203,051
Food & Staples Retailing	2,917,350	—	—	2,917,350
Food Products	11,775,863	7,082,075	—	18,857,938
Health Care Equipment & Supplies	17,940,163	—	—	17,940,163
Health Care Providers & Services	15,351,100	—	—	15,351,100
Hotels, Restaurants & Leisure	2,326,273	—	—	2,326,273
Household Durables	4,820,241	—	—	4,820,241
Household Products	3,492,331	1,542,749	—	5,035,080
Industrial Conglomerates	9,990,685	—	—	9,990,685
Insurance	24,320,923	2,060,388	—	26,381,311
Internet & Direct Marketing Retail	1,429,532	—	—	1,429,532
Internet Software & Services	9,333,146	—	—	9,333,146
IT Services	21,148,749	—	—	21,148,749
Leisure Products	325,947	—	—	325,947
Life Sciences Tools & Services	6,052,838	—	—	6,052,838
Machinery	8,180,238	—	—	8,180,238
Media	14,450,162	—	—	14,450,162
Metals & Mining	—	2,661,181	—	2,661,181
Mortgage Real Estate Investment Trusts	1,219,396	—	—	1,219,396
Multi-Utilities	3,292,078	874,204	—	4,166,282
Multiline Retail	428,798	—	—	428,798

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Oil, Gas & Consumable Fuels	$27,251,903	$4,335,222	$—	$31,587,125
Personal Products	1,161,036	—	—	1,161,036
Pharmaceuticals	27,669,339	4,840,222	—	32,509,561
Professional Services	1,758,296	—	—	1,758,296
Road & Rail	9,230,814	—	—	9,230,814
Semiconductors & Semiconductor Equipment	10,329,179	1,654,597	—	11,983,776
Software	14,692,603	—	—	14,692,603
Specialty Retail	5,158,870	—	—	5,158,870
Technology Hardware, Storage & Peripherals	4,789,797	595,611	—	5,385,408
Textiles, Apparel & Luxury Goods	2,205,212	1,206,015	—	3,411,227
Tobacco	15,413,297	796,135	—	16,209,432
Trading Companies & Distributors	376,102	—	—	376,102
Total Common Stocks	449,802,889	36,078,330	—	485,881,219
Total U.S. Treasury & Government Agencies*	—	203,162,565	—	203,162,565
Total Corporate Bonds & Notes*	—	86,750,649	—	86,750,649
Total Mortgage-Backed Securities*	—	14,530,949	—	14,530,949
Total Asset-Backed Securities*	—	10,131,270	—	10,131,270
Total Municipals	—	1,527,047	—	1,527,047
Total Convertible Preferred Stocks*	976,717	—	—	976,717
Total Short-Term Investment*	—	8,457,000	—	8,457,000
Total Securities Lending Reinvestments*	—	55,792,636	—	55,792,636
Total Investments	$450,779,606	$416,430,446	$—	$867,210,052

Collateral for Securities Loaned (Liability)	$—	$(55,769,889)	$—	$(55,769,889)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

MFS Total Return Portfolio

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

Assets
Investments at value (a) (b)	$867,210,052
Cash denominated in foreign currencies (c)	9,138
Receivable for:
Investments sold	665,433
Fund shares sold	278,740
Dividends and interest	3,024,975

Total Assets	871,188,338
Liabilities
Due to custodian	486,185
Collateral for securities loaned	55,769,889
Payables for:
Investments purchased	459,854
Fund shares redeemed	391,508
Accrued Expenses:
Management fees	378,730
Distribution and service fees	114,939
Deferred trustees’ fees	113,263
Other expenses	220,385

Total Liabilities	57,934,753

Net Assets	$813,253,585

Net Assets Consist of:
Paid in surplus	$690,335,604
Undistributed net investment income	8,650,826
Accumulated net realized gain	12,047,411
Unrealized appreciation on investments and foreign currency transactions	102,219,744

Net Assets	$813,253,585

Net Assets
Class A	$173,094,275
Class B	231,443,887
Class E	24,909,787
Class F	383,805,636
Capital Shares Outstanding*
Class A	1,089,519
Class B	1,478,043
Class E	157,674
Class F	2,437,754
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$158.87
Class B	156.59
Class E	157.98
Class F	157.44

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $764,986,867.
(b)	Includes securities loaned at value of $54,216,048.
(c)	Identified cost of cash denominated in foreign currencies was $9,155.

Statement of Operations

Six Months Ended June 30, 2018 (Unaudited)

Investment Income
Dividends (a)	$6,675,424
Interest	5,124,235
Securities lending income	109,642

Total investment income	11,909,301
Expenses
Management fees	2,359,240
Administration fees	13,413
Custodian and accounting fees	69,360
Distribution and service fees—Class B	300,152
Distribution and service fees—Class E	19,311
Distribution and service fees—Class F	400,198
Audit and tax services	31,915
Legal	21,433
Trustees’ fees and expenses	20,718
Shareholder reporting	55,325
Insurance	2,757
Miscellaneous	11,060

Total expenses	3,304,882
Less broker commission recapture	(1,466)

Net expenses	3,303,416

Net Investment Income	8,605,885

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	17,498,903
Foreign currency transactions	4,810

Net realized gain	17,503,713

Net change in unrealized depreciation on:
Investments	(44,239,930)
Foreign currency transactions	(5,218)

Net change in unrealized depreciation	(44,245,148)

Net realized and unrealized loss	(26,741,435)

Net Decrease in Net Assets From Operations	$(18,135,550)

(a)	Net of foreign withholding taxes of $143,598.

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

MFS Total Return Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$8,605,885	$16,377,955
Net realized gain	17,503,713	53,358,697
Net change in unrealized appreciation (depreciation)	(44,245,148)	31,365,429

Increase (decrease) in net assets from operations	(18,135,550)	101,102,081

From Distributions to Shareholders
Net investment income
Class A	(4,048,530)	(4,594,873)
Class B	(4,917,411)	(5,313,686)
Class E	(547,101)	(640,383)
Class F	(8,256,546)	(10,139,950)
Net realized capital gains
Class A	(10,688,601)	(9,429,936)
Class B	(14,535,710)	(12,060,016)
Class E	(1,550,242)	(1,395,787)
Class F	(24,059,616)	(22,618,213)

Total distributions	(68,603,757)	(66,192,844)

Increase (decrease) in net assets from capital share transactions	14,626,363	(10,282,117)

Total increase (decrease) in net assets	(72,112,944)	24,627,120

Net Assets
Beginning of period	885,366,529	860,739,409

End of period	$813,253,585	$885,366,529

Undistributed net investment income
End of period	$8,650,826	$17,814,529

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	33,720	$5,897,401	153,443	$26,118,792
Reinvestments	91,706	14,737,131	83,730	14,024,809
Redemptions	(79,563)	(13,873,173)	(237,699)	(40,759,034)

Net increase (decrease)	45,863	$6,761,359	(526)	$(615,433)

Class B
Sales	28,623	$4,903,506	184,798	$31,144,654
Reinvestments	122,802	19,453,121	105,097	17,373,702
Redemptions	(111,508)	(19,158,531)	(203,455)	(34,773,301)

Net increase	39,917	$5,198,096	86,440	$13,745,055

Class E
Sales	2,459	$426,020	5,803	$1,001,333
Reinvestments	13,124	2,097,343	12,219	2,036,170
Redemptions	(11,715)	(2,032,582)	(19,286)	(3,325,803)

Net increase (decrease)	3,868	$490,781	(1,264)	$(288,300)

Class F
Sales	57,380	$9,859,289	131,860	$22,684,980
Reinvestments	202,902	32,316,162	197,219	32,758,163
Redemptions	(232,428)	(39,999,324)	(457,959)	(78,566,582)

Net increase (decrease)	27,854	$2,176,127	(128,880)	$(23,123,439)

Increase (decrease) derived from capital shares transactions		$14,626,363		$(10,282,117)

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

MFS Total Return Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$177.03		$170.50	$168.01		$172.72	$162.91	$140.60

Income (Loss) from Investment Operations
Net investment income (a)	1.91		3.55	3.94	(b)	3.66	3.85	3.33
Net realized and unrealized gain (loss) on investments	(5.36)		16.87	10.93		(3.83)	9.94	22.92

Total from investment operations	(3.45)		20.42	14.87		(0.17)	13.79	26.25

Less Distributions
Distributions from net investment income	(4.04)		(4.55)	(5.10)		(4.54)	(3.98)	(3.94)
Distributions from net realized capital gains	(10.67)		(9.34)	(7.28)		0.00	0.00	0.00

Total distributions	(14.71)		(13.89)	(12.38)		(4.54)	(3.98)	(3.94)

Net Asset Value, End of Period	$158.87		$177.03	$170.50		$168.01	$172.72	$162.91

Total Return (%) (c)	(2.04	)(d)	12.44	9.20		(0.16)	8.64	18.99

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.61	(e)	0.61	0.61		0.60	0.60	0.59
Ratio of net investment income to average net assets (%)	2.21	(e)	2.05	2.34	(b)	2.13	2.32	2.19
Portfolio turnover rate (%)	10	(d)(f)	35 (f)	35	(f)	41 (f)	34 (f)	53 (f)
Net assets, end of period (in millions)	$173.1		$184.8	$178.0		$165.9	$186.7	$185.5

	Class B
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$174.48		$168.22	$165.89		$170.57	$160.94	$138.95

Income (Loss) from Investment Operations
Net investment income (a)	1.67		3.06	3.48	(b)	3.20	3.40	2.92
Net realized and unrealized gain (loss) on investments	(5.28)		16.66	10.77		(3.79)	9.81	22.66

Total from investment operations	(3.61)		19.72	14.25		(0.59)	13.21	25.58

Less Distributions
Distributions from net investment income	(3.61)		(4.12)	(4.64)		(4.09)	(3.58)	(3.59)
Distributions from net realized capital gains	(10.67)		(9.34)	(7.28)		0.00	0.00	0.00

Total distributions	(14.28)		(13.46)	(11.92)		(4.09)	(3.58)	(3.59)

Net Asset Value, End of Period	$156.59		$174.48	$168.22		$165.89	$170.57	$160.94

Total Return (%) (c)	(2.16	)(d)	12.17	8.92		(0.40)	8.36	18.70

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.86	(e)	0.86	0.86		0.85	0.85	0.84
Ratio of net investment income to average net assets (%)	1.96	(e)	1.79	2.09	(b)	1.88	2.07	1.94
Portfolio turnover rate (%)	10	(d)(f)	35 (f)	35	(f)	41 (f)	34 (f)	53 (f)
Net assets, end of period (in millions)	$231.4		$250.9	$227.4		$223.0	$247.5	$252.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

MFS Total Return Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$175.98		$169.55	$167.11		$171.80	$162.06	$139.88

Income (Loss) from Investment Operations
Net investment income (a)	1.77		3.27	3.67	(b)	3.39	3.59	3.09
Net realized and unrealized gain (loss) on investments	(5.33)		16.79	10.86		(3.82)	9.88	22.81

Total from investment operations	(3.56)		20.06	14.53		(0.43)	13.47	25.90

Less Distributions
Distributions from net investment income	(3.77)		(4.29)	(4.81)		(4.26)	(3.73)	(3.72)
Distributions from net realized capital gains	(10.67)		(9.34)	(7.28)		0.00	0.00	0.00

Total distributions	(14.44)		(13.63)	(12.09)		(4.26)	(3.73)	(3.72)

Net Asset Value, End of Period	$157.98		$175.98	$169.55		$167.11	$171.80	$162.06

Total Return (%) (c)	(2.12	)(d)	12.28	9.03		(0.31)	8.48	18.82

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.76	(e)	0.76	0.76		0.75	0.75	0.74
Ratio of net investment income to average net assets (%)	2.06	(e)	1.90	2.19	(b)	1.98	2.17	2.04
Portfolio turnover rate (%)	10	(d)(f)	35 (f)	35	(f)	41 (f)	34 (f)	53 (f)
Net assets, end of period (in millions)	$24.9		$27.1	$26.3		$27.1	$30.9	$32.5

	Class F
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$175.36		$168.99	$166.59		$171.25	$161.54	$139.43

Income (Loss) from Investment Operations
Net investment income (a)	1.72		3.17	3.57	(b)	3.29	3.50	3.00
Net realized and unrealized gain (loss) on investments	(5.31)		16.73	10.83		(3.79)	9.84	22.74

Total from investment operations	(3.59)		19.90	14.40		(0.50)	13.34	25.74

Less Distributions
Distributions from net investment income	(3.66)		(4.19)	(4.72)		(4.16)	(3.63)	(3.63)
Distributions from net realized capital gains	(10.67)		(9.34)	(7.28)		0.00	0.00	0.00

Total distributions	(14.33)		(13.53)	(12.00)		(4.16)	(3.63)	(3.63)

Net Asset Value, End of Period	$157.44		$175.36	$168.99		$166.59	$171.25	$161.54

Total Return (%) (c)	(2.14	)(d)	12.22	8.97		(0.35)	8.42	18.75

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.81	(e)	0.81	0.81		0.80	0.80	0.79
Ratio of net investment income to average net assets (%)	2.01	(e)	1.85	2.14	(b)	1.93	2.12	1.99
Portfolio turnover rate (%)	10	(d)(f)	35 (f)	35	(f)	41 (f)	34 (f)	53 (f)
Net assets, end of period (in millions)	$383.8		$422.6	$429.0		$450.4	$524.7	$584.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to $0.12 per share and 0.07% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 10%, 35%, 34%, 37%, 25% and 45% for the six months ended June 30, 2018 and the years ended December 31, 2017, 2016, 2015, 2014 and 2013, respectively.

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2018 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MFS Total Return Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered and offers four classes of shares: Class A, B, E and F shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820-Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to the authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

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Notes to Financial Statements—June 30, 2018—(Continued)

pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due

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Notes to Financial Statements—June 30, 2018—(Continued)

to amortization of debt securities, paydown gain/loss reclasses, foreign currency transactions, real estate investment trust (“REIT”) adjustments, convertible preferred stock, partnership transactions, adjustments to prior period accumulated balances and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Due to Custodian - Pursuant to the custodian agreement, State Street Bank and Trust Company (“SSBT”) may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, the federal funds rate plus 2%). This obligation is payable on demand to SSBT. SSBT has a lien on the Portfolio’s assets to the extent of any overdraft. At June 30, 2018, the Portfolio had a payment of $486,185 due to SSBT pursuant to the foregoing arrangement. Based on the short term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at June 30, 2018. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy at June 30, 2018. The Portfolio’s average overdraft advances during the period ended June 30, 2018 were not significant.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may

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Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2018, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $16,818,697. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions, which are accounted for as secured borrowings.

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MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

	Remaining Contractual Maturity of the Agreements As of June 30, 2018
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(44,862,687)	$—	$—	$—	$(44,862,687)
Corporate Bonds & Notes	(7,825,904)	—	—	—	(7,825,904)
U.S. Treasury & Government Agencies	(3,081,298)	—	—	—	(3,081,298)
Total Borrowings	$(55,769,889)	$—	$—	$—	$(55,769,889)
Gross amount of recognized liabilities for securities lending transactions					$(55,769,889)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the six months ended June 30, 2018 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$14,011,949	$67,860,244	$25,294,960	$99,681,868

The Portfolio engaged in security transactions with other accounts managed by Massachusetts Financial Services Company, the subadviser to the Portfolio, that amounted to $240,042 in sales of investments, which are included above, and resulted in realized losses of $79,732.

Purchases and sales of mortgage dollar rolls and TBA transactions for the six months ended June 30, 2018 were as follows:

Purchases	Sales
$1,465,953	$2,196,547

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Notes to Financial Statements—June 30, 2018—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2018	% per annum	Average Daily Net Assets
$2,359,240	0.600%	Of the first $250 million
	0.550%	Of the next $500 million
	0.500%	On amounts in excess of $750 million

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Massachusetts Financial Services Company is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, B, E, and F Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E, and F Shares. Under the Distribution and Service Plan, the Class B, E, and F Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E, and F Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares, 0.15% per year for Class E Shares, and 0.20% per year for Class F Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2018 was as follows:

Cost basis of investments	$770,145,534

Gross unrealized appreciation	119,794,636
Gross unrealized depreciation	(22,730,118)

Net unrealized appreciation (depreciation)	$97,064,518

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Notes to Financial Statements—June 30, 2018—(Continued)

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$22,797,540	$23,651,455	$43,395,304	$36,096,955	$66,192,844	$59,748,410

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$20,434,118	$48,033,338	$141,306,225	$—	$209,773,681

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

8. Recent Accounting Pronouncements

In March 2017, FASB issued Accounting Standards Update No. 2017-08 “Premium Amortization of Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities. Under the standards update, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this standards update to the Portfolio.

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Brighthouse Funds Trust II

MFS Value Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2018, the Class A, B, D, and E shares of the MFS Value Portfolio returned -3.73%, -3.78%, -3.73%, and -3.78%, respectively. The Portfolio’s benchmark, the Russell 1000 Value Index1, returned -1.69%.

MARKET ENVIRONMENT/CONDITIONS

Despite continued solid global economic growth, financial markets were buffeted by increased volatility during the reporting period. The increase in volatility dented what appeared to have been high levels of investor confidence, leading to a correction in elevated valuations. Valuations are now more in line with long-term averages after the recent bout of market weakness. So far, the rise in volatility has not disrupted the synchronized upturn in growth, although developed markets and China showed signs of a modest slowdown in the expansion’s pace during the first half of 2018.

During the period, the U.S. Federal Reserve raised interest rates by 50 basis points, bringing the total number of hikes to seven since the central bank began to normalize monetary policy in late 2015. The growth rate in the U.S., Eurozone and Japan remained above potential, although inflation remained contained, particularly outside of the U.S. Late in the period, the European Central Bank announced that it would end its asset purchase program at the end of 2018, but issued forward guidance that it does not expect to raise interest rates until after the summer of 2019. The Bank of Canada also raised rates during the period. The European political backdrop became more volatile during the period, spurred by a chaotic process which resulted in the formation of an anti-establishment coalition government in Italy.

Bond yields rose in the U.S. during the period, but they remained low by historical standards, while yields in many developed markets fell during the period. Credit spreads remained relatively tight but widened modestly late in the period as market volatility increased. Increasing concern over growing global trade friction risks appeared to have weighed on business sentiment during the period. International trade negotiations took a number of unpredictable swings late in the period, with investors largely taking a wait-and-see approach while ignoring mostly individual actions and counteractions.

PORTFOLIO REVIEW/PERIOD END POSITIONING

An underweight allocation to the Energy sector detracted from performance relative to the Russell 1000 Value Index. However, within this sector there were no stocks that were among the Portfolio’s top relative detractors over the reporting period.

A combination of an overweight allocation and stock selection within the Consumer Staples sector also weighed on relative results. The Portfolio’s overweight to holdings of tobacco company Philip Morris International and global food company General Mills held back relative performance.

Individual stocks that hampered relative returns included an overweight to cable services provider Comcast, financial services firm Goldman Sachs, diversified technology company 3M, insurance firm Chubb and chemical company PPG Industries. Additionally, not owning strong-performing network equipment company Cisco Systems, semiconductor company Intel and global media company 21st Century Fox hurt relative returns as all three companies outpaced the benchmark during the reporting period.

An underweight allocation to the poor-performing Telecommunication Services sector along with a lack of exposure to telecommunication services provider AT&T helped relative performance for the period.

Stock selection within the Information Technology sector also contributed to relative returns. Within this sector, the Portfolio’s holding of management consulting firm Accenture and semiconductor company Texas Instruments contributed to relative performance. An overweight to global banking and payment technologies provider Fidelity National Information Services further helped relative returns.

Elsewhere, avoiding diversified industrial conglomerate General Electric, insurance and investment firm Berkshire Hathaway and retail giant Walmart contributed to relative performance as all three stocks lagged the benchmark during the reporting period. The Portfolio’s overweight holdings of securities exchange services provider NASDAQ and advertising and marketing services conglomerate Interpublic Group of Companies also supported relative returns. The Portfolio’s underweight position in household products maker Procter & Gamble further bolstered relative returns.

BHFTII-1

Brighthouse Funds Trust II

MFS Value Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*—(Continued)

Over the trailing six-month period ending June 30, 2018, the Portfolio’s top overweights were Financials, Industrials, and Consumer Staples, while being most underweight to Energy, Real Estate, and Utilities. Relative sector positioning reflects the team’s bottom up stock selection process rather than a reflection of any top-down macroeconomic view.

Steven R. Gorham

Nevin P. Chitkara

Portfolio Managers

Massachusetts Financial Services Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

MFS Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2018

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
MFS Value Portfolio
Class A	-3.73	3.95	10.89	8.86	—
Class B	-3.78	3.74	10.62	8.58	—
Class D	-3.73	3.86	10.77	—	10.83
Class E	-3.78	3.82	10.73	8.70	—
Russell 1000 Value Index	-1.69	6.77	10.35	8.49	—

1 The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

2 Inception dates of the Class A, Class B, Class D and Class E shares are 7/20/98, 4/28/08, 4/26/13 and 4/28/08, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2018

Top Holdings

% of Net Assets
JPMorgan Chase & Co.	4.6
Wells Fargo & Co.	3.3
Johnson & Johnson	3.3
Accenture plc- Class A	3.1
Philip Morris International, Inc.	2.6
Medtronic plc	2.5
Goldman Sachs Group, Inc. (The)	2.3
Travelers Cos., Inc. (The)	2.3
Pfizer, Inc.	2.2
Citigroup, Inc.	2.2

Top Sectors

% of Net Assets
Financials	30.0
Health Care	15.5
Industrials	14.2
Consumer Staples	10.7
Information Technology	8.7
Consumer Discretionary	6.2
Energy	5.6
Materials	3.4
Utilities	2.9
Telecommunication Services	0.8

BHFTII-3

Brighthouse Funds Trust II

MFS Value Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2018 through June 30, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MFS Value Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period** January 1, 2018 to June 30, 2018
Class A (a)	Actual	0.57%	$1,000.00	$962.70	$2.77
	Hypothetical*	0.57%	$1,000.00	$1,022.02	$2.86

Class B (a)	Actual	0.82%	$1,000.00	$962.20	$3.99
	Hypothetical*	0.82%	$1,000.00	$1,020.73	$4.11

Class D (a)	Actual	0.67%	$1,000.00	$962.70	$3.26
	Hypothetical*	0.67%	$1,000.00	$1,021.52	$3.36

Class E (a)	Actual	0.72%	$1,000.00	$962.20	$3.50
	Hypothetical*	0.72%	$1,000.00	$1,021.22	$3.61

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

MFS Value Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—98.5% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—3.3%
Lockheed Martin Corp.	76,433	$22,580,601
Northrop Grumman Corp.	177,755	54,695,214
United Technologies Corp.	348,662	43,593,210

		120,869,025

Air Freight & Logistics—0.6%
United Parcel Service, Inc. - Class B	191,540	20,347,294

Auto Components—0.8%
Aptiv plc	338,125	30,982,394

Automobiles—0.1%
Harley-Davidson, Inc.	119,647	5,034,746

Banks—13.9%
Citigroup, Inc.	1,204,166	80,582,788
JPMorgan Chase & Co.	1,619,414	168,742,939
PNC Financial Services Group, Inc. (The)	430,882	58,212,158
U.S. Bancorp (a)	1,570,236	78,543,205
Wells Fargo & Co. (a)	2,179,729	120,844,176

		506,925,266

Beverages—1.7%
Diageo plc	1,258,746	45,183,563
PepsiCo, Inc.	165,298	17,995,993

		63,179,556

Building Products—1.7%
Johnson Controls International plc (a)	1,800,183	60,216,121

Capital Markets—8.1%
Bank of New York Mellon Corp. (The)	818,342	44,133,184
BlackRock, Inc.	82,158	41,000,128
Franklin Resources, Inc. (a)	21,392	685,613
Goldman Sachs Group, Inc. (The) (a)	377,716	83,312,818
Moody’s Corp.	164,832	28,113,746
Nasdaq, Inc. (a)	467,384	42,658,138
State Street Corp.	366,074	34,077,829
T. Rowe Price Group, Inc. (a)	172,346	20,007,647

		293,989,103

Chemicals—3.1%
DowDuPont, Inc. (a)	220,944	14,564,629
PPG Industries, Inc. (a)	623,055	64,629,495
Sherwin-Williams Co. (The) (a)	80,630	32,862,369

		112,056,493

Consumer Finance—1.1%
American Express Co.	411,075	40,285,350

Containers & Packaging—0.4%
Crown Holdings, Inc. (a) (b)	291,683	13,055,731

Diversified Telecommunication Services—0.8%
Verizon Communications, Inc. (a)	586,723	29,518,034

Electric Utilities—2.9%
Duke Energy Corp. (a)	758,397	59,974,035
Southern Co. (The)	640,087	29,642,429
Xcel Energy, Inc.	322,544	14,733,810

		104,350,274

Electrical Equipment—1.0%
Eaton Corp. plc (a)	466,012	34,829,737

Energy Equipment & Services—1.7%
Schlumberger, Ltd.	947,559	63,514,880

Equity Real Estate Investment Trusts—0.4%
Public Storage	66,516	15,089,820

Food Products—4.1%
Archer-Daniels-Midland Co. (a)	489,378	22,428,194
Danone S.A.	228,328	16,737,998
General Mills, Inc. (a)	893,214	39,533,652
J.M. Smucker Co. (The) (a)	135,953	14,612,228
Nestle S.A.	727,801	56,344,011

		149,656,083

Health Care Equipment & Supplies—5.2%
Abbott Laboratories (a)	821,850	50,124,632
Danaher Corp.	503,781	49,713,109
Medtronic plc	1,052,328	90,089,800

		189,927,541

Health Care Providers & Services—2.2%
Cigna Corp.	195,685	33,256,666
Express Scripts Holding Co. (b)	276,779	21,370,106
McKesson Corp.	178,634	23,829,776

		78,456,548

Household Durables—0.3%
Newell Brands, Inc. (a)	366,605	9,454,743

Household Products—1.2%
Colgate-Palmolive Co.	114,170	7,399,358
Kimberly-Clark Corp. (a)	103,953	10,950,409
Procter & Gamble Co. (The)	105,301	8,219,796
Reckitt Benckiser Group plc	224,541	18,458,489

		45,028,052

Industrial Conglomerates—3.1%
3M Co. (a)	214,898	42,274,734
Honeywell International, Inc.	480,114	69,160,422

		111,435,156

Insurance—7.0%
Aon plc	481,336	66,024,859
Chubb, Ltd.	585,117	74,321,561
Prudential Financial, Inc.	318,076	29,743,287
Travelers Cos., Inc. (The)	679,956	83,185,817

		253,275,524

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MFS Value Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—6.7%
Accenture plc - Class A	683,913	$111,881,328
Amdocs, Ltd.	138,128	9,142,692
Cognizant Technology Solutions Corp. - Class A (a)	195,833	15,468,849
DXC Technology Co.	235,398	18,975,433
Fidelity National Information Services, Inc. (a)	408,345	43,296,820
Fiserv, Inc. (b)	486,269	36,027,670
International Business Machines Corp.	70,246	9,813,366

		244,606,158

Leisure Products—0.2%
Hasbro, Inc. (a)	79,615	7,349,261

Life Sciences Tools & Services—1.3%
Thermo Fisher Scientific, Inc. (a)	237,331	49,160,743

Machinery—2.2%
Illinois Tool Works, Inc. (a)	216,072	29,934,615
Ingersoll-Rand plc	288,633	25,899,039
Stanley Black & Decker, Inc. (a)	183,326	24,347,526

		80,181,180

Media—4.2%
Comcast Corp. - Class A	2,394,060	78,549,108
Interpublic Group of Cos., Inc. (The) (a)	1,238,498	29,030,393
Omnicom Group, Inc. (a)	608,432	46,405,109

		153,984,610

Oil, Gas & Consumable Fuels—3.8%
Chevron Corp.	275,833	34,873,566
EOG Resources, Inc.	337,607	42,008,439
Exxon Mobil Corp.	400,058	33,096,798
Occidental Petroleum Corp.	348,677	29,177,292

		139,156,095

Personal Products—0.3%
Coty, Inc. - Class A (a)	759,143	10,703,916

Pharmaceuticals—6.8%
Johnson & Johnson	983,125	119,292,387
Merck & Co., Inc.	527,397	32,012,998
Novartis AG	103,000	7,801,688
Pfizer, Inc.	2,249,465	81,610,590
Roche Holding AG	29,552	6,575,769

		247,293,432

Professional Services—0.6%
Equifax, Inc. (a)	168,435	21,072,903

Road & Rail—1.7%
Canadian National Railway Co.	262,037	21,421,525
Union Pacific Corp.	286,271	40,558,875

		61,980,400

Semiconductors & Semiconductor Equipment—2.0%
Analog Devices, Inc. (a)	163,645	15,696,829
Texas Instruments, Inc.	521,965	57,546,641

		73,243,470

Textiles, Apparel & Luxury Goods—0.5%
Hanesbrands, Inc. (a)	810,297	17,842,740

Tobacco—3.3%
Altria Group, Inc. (a)	475,366	26,996,035
Philip Morris International, Inc.	1,169,390	94,416,549

		121,412,584

Trading Companies & Distributors—0.2%
HD Supply Holdings, Inc. (b)	187,044	8,022,317

Total Common Stocks (Cost $2,767,981,544)		3,587,487,280

Short-Term Investment—0.3%

Discount Note—0.3%
Federal Home Loan Bank 0.761%, 07/02/18 (c)	10,030,000	10,030,000

Total Short-Term Investments (Cost $10,029,582)		10,030,000

Securities Lending Reinvestments (d)—12.0%

Certificates of Deposit—3.3%
Banco Del Estado De Chile New York 2.455%, 3M LIBOR + 0.100%, 11/14/18 (e)	7,000,000	7,000,378
Bank of Montreal (Chicago) 2.383%, 3M LIBOR + 0.030%, 11/06/18 (e)	7,000,000	6,999,594
Bank of Nova Scotia 2.605%, 3M LIBOR + 0.280%, 03/20/19 (e)	7,000,000	7,009,800
BNP Paribas New York 2.471%, 1M LIBOR + 0.470%, 12/04/18 (e)	9,000,000	9,008,370
Citibank N.A. 2.376%, 1M LIBOR + 0.330%, 09/12/18 (e)	5,000,000	4,999,645
Commonwealth Bank of Australia 2.502%, 3M LIBOR + 0.140%, 04/23/19 (e)	2,500,000	2,499,622
Cooperative Rabobank UA 2.353%, 1M LIBOR + 0.370%, 10/01/18 (e)	4,500,000	4,501,737
2.488%, 3M LIBOR + 0.140%, 10/16/18 (e)	3,500,000	3,502,723
2.525%, 3M LIBOR + 0.200%, 04/05/19 (e)	4,000,000	4,001,508
Credit Suisse AG New York 2.437%, 3M LIBOR + 0.100%, 09/27/18 (e)	4,000,000	4,000,672
2.460%, FEDEFF PRV + 0.550%, 09/07/18 (e)	1,000,000	1,000,000
Industrial & Commercial Bank of China, Ltd. 2.450%, 08/15/18	4,000,000	3,999,836
Natixis New York 2.215%, 1M LIBOR + 0.210%, 08/06/18 (e)	2,000,000	2,000,104
2.427%, 1M LIBOR + 0.370%, 02/14/19 (e)	4,000,000	4,001,692

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MFS Value Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Securities Lending Reinvestments (d)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Natixis New York 2.525%, 1M LIBOR + 0.440%, 09/17/18 (e)	3,000,000	$3,001,380
2.548%, 3M LIBOR + 0.190%, 02/01/19 (e)	3,000,000	3,000,741
Nordea Bank New York 2.531%, 3M LIBOR + 0.200%, 04/05/19 (e)	4,000,000	4,002,088
Norinchukin Bank New York 2.301%, 1M LIBOR + 0.300%, 09/04/18 (e)	6,000,000	5,998,506
Royal Bank of Canada New York 2.485%, 1M LIBOR + 0.400%, 09/17/18 (e)	3,000,000	3,001,380
2.525%, 1M LIBOR + 0.440%, 09/17/18 (e)	1,500,000	1,501,202
Societe Generale 2.256%, 1M LIBOR + 0.210%, 07/10/18 (e)	2,500,000	2,499,957
Standard Chartered plc 2.250%, 08/21/18	1,500,000	1,500,230
2.384%, 1M LIBOR + 0.300%, 08/22/18 (e)	1,500,000	1,500,036
Sumitomo Mitsui Banking Corp., New York 2.316%, 1M LIBOR + 0.270%, 09/10/18 (e)	7,000,000	7,000,616
2.374%, 1M LIBOR + 0.280%, 07/30/18 (e)	3,500,000	3,500,245
Sumitomo Mitsui Trust Bank, Ltd., London 2.408%, 1M LIBOR + 0.310%, 11/26/18 (e)	8,000,000	8,000,000
Svenska Handelsbanken AB 2.451%, 1M LIBOR + 0.450%, 04/03/19 (e)	5,000,000	5,004,510
2.459%, 3M LIBOR + 0.100%, 04/30/19 (e)	2,000,000	2,000,024
Wells Fargo Bank N.A. 2.467%, 3M LIBOR + 0.130%, 07/11/18 (e)	500,000	500,012
Westpac Banking Corp. 2.360%, FEDEFF PRV + 0.450%, 02/15/19 (e)	4,500,000	4,499,703

		121,036,311

Commercial Paper—2.1%
Bank of China, Ltd. 2.490%, 09/05/18	5,963,065	5,972,304
2.500%, 07/23/18	3,477,882	3,495,601
Canadian Imperial Bank of Commerce 2.485%, 1M LIBOR + 0.400%, 09/17/18 (e)	10,000,000	10,004,390
ING Funding LLC 2.350%, 1M LIBOR + 0.320%, 02/08/19 (e)	10,000,000	10,002,920
Kells Funding LLC 2.230%, 08/28/18	9,941,153	9,964,330
LMA S.A. & LMA Americas 2.470%, 11/13/18	4,939,965	4,953,905
Sheffield Receivables Co. 2.490%, 11/26/18	9,375,811	9,401,513
Starbird Funding Corp. 2.300%, 08/10/18	994,378	997,505
Toyota Motor Credit Corp. 2.310%, 09/18/18	3,969,713	3,979,688
2.320%, 07/26/18	6,952,182	6,990,333
UBS AG 2.431%, 1M LIBOR + 0.430%, 02/01/19 (e)	12,000,000	11,997,696

		77,760,185

Security Description	Principal Amount*	Value

Repurchase Agreements—4.2%
Barclays Capital, Inc. Repurchase Agreement dated 06/29/18 at 2.100%, due on 07/02/18 with a maturity value of $3,115,927; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 05/15/24 - 05/15/26, and an aggregate market value of $3,177,689.	3,115,381	$3,115,381
Citigroup Global Markets, Inc. Repurchase Agreement dated 01/25/17 at 2.460%, due on 10/01/18 with a maturity value of $3,334,261; collateralized by U.S. Treasury Obligations with rates ranging from 1.500% - 2.500%, maturity dates ranging from 01/31/19 - 02/15/26, and an aggregate market value of $3,264,000.	3,200,000	3,200,000
Deutsche Bank AG, London Repurchase Agreement dated 01/09/18 at 2.300%, due on 07/02/18 with a maturity value of $5,561,142; collateralized by various Common Stock with an aggregate market value of $6,139,148.	5,500,000	5,500,000
Repurchase Agreement dated 09/12/17 at 2.440%, due on 08/06/18 with a maturity value of $3,884,478; collateralized by various Common Stock with an aggregate market value of $4,241,593.	3,800,000	3,800,000
ING Bank NV Repurchase Agreement dated 05/21/18 at 2.190%, due on 07/02/18 with a maturity value of $6,717,119; collateralized by various Common Stock with an aggregate market value of $7,451,707.	6,700,000	6,700,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 2.460%, due on 10/01/18 with a maturity value of $3,773,430; collateralized by various Common Stock with an aggregate market value of $3,960,000.	3,600,000	3,600,000
Repurchase Agreement dated 08/01/17 at 2.460%, due on 10/01/18 with a maturity value of $5,145,550; collateralized by various Common Stock with an aggregate market value of $5,500,001.	5,000,000	5,000,000
NBC Global Finance, Ltd. Repurchase Agreement dated 11/30/17 at 2.080%, due on 07/02/18 with a maturity value of $25,309,111; collateralized by various Common Stock with an aggregate market value of $27,822,280.	25,000,000	25,000,000
Repurchase Agreement dated 03/16/18 at 2.080%, due on 07/02/18 with a maturity value of $25,156,000; collateralized by various Common Stock with an aggregate market value of $27,822,280.	25,000,000	25,000,000
Societe Generale Repurchase Agreement dated 03/08/18 at 2.050%, due on 07/02/18 with a maturity value of $19,024,845; collateralized by various Common Stock with an aggregate market value of $21,032,901.	18,900,000	18,900,000
Repurchase Agreement dated 03/16/18 at 2.050%, due on 07/02/18 with a maturity value of $13,985,485; collateralized by various Common Stock with an aggregate market value of $15,468,641.	13,900,000	13,900,000

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MFS Value Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Securities Lending Reinvestments(d)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Societe Generale Repurchase Agreement dated 03/21/18 at 2.050%, due on 07/02/18 with a maturity value of $20,519,652; collateralized by various Common Stock with an aggregate market value of $22,702,179.	20,400,000	$20,400,000
Repurchase Agreement dated 03/28/18 at 2.050%, due on 07/02/18 with a maturity value of $18,782,035; collateralized by various Common Stock with an aggregate market value of $20,787,982.	18,679,918	18,679,918

		152,795,299

Time Deposits—2.4%
Australia New Zealand Bank 1.900%, 07/02/18	10,000,000	10,000,000
Credit Industriel et Commercial (NY) 1.950%, 07/02/18	9,650,000	9,650,000
DNB Bank ASA 1.870%, 07/02/18	10,000,000	10,000,000
1.870%, 07/02/18	1,000,000	1,000,000
DZ Bank AG 1.890%, 07/02/18	10,000,000	10,000,000
Erste Group Bank AG 1.910%, 07/02/18	5,000,000	5,000,000
Nordea Bank New York 1.880%, 07/02/18	10,875,000	10,875,000
Santander UK Group Holdings plc 1.900%, 07/02/18	10,000,000	10,000,000
Standard Chartered plc 1.900%, 07/02/18	8,400,000	8,400,000
Svenska Handelsbanken AB 1.870%, 07/02/18	7,625,000	7,625,000

Time Deposits—(Continued)
Svenska Handelsbanken AB 1.870%, 07/02/18	5,000,000	$5,000,000

		87,550,000

Total Securities Lending Reinvestments (Cost $439,102,013)		439,141,795

Total Investments—110.8% (Cost $3,217,113,139)		4,036,659,075
Other assets and liabilities (net)—(10.8)%		(393,018,369)

Net Assets—100.0%		$3,643,640,706

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2018, the market value of securities loaned was $426,618,604 and the collateral received consisted of cash in the amount of $438,959,449. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	The rate shown represents current yield to maturity.
(d)	Represents investment of cash collateral received from securities on loan as of June 30, 2018.
(e)	Variable or floating rate security. The stated rate represents the rate at June 30, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MFS Value Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2018:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$120,869,025	$—	$—	$120,869,025
Air Freight & Logistics	20,347,294	—	—	20,347,294
Auto Components	30,982,394	—	—	30,982,394
Automobiles	5,034,746	—	—	5,034,746
Banks	506,925,266	—	—	506,925,266
Beverages	17,995,993	45,183,563	—	63,179,556
Building Products	60,216,121	—	—	60,216,121
Capital Markets	293,989,103	—	—	293,989,103
Chemicals	112,056,493	—	—	112,056,493
Consumer Finance	40,285,350	—	—	40,285,350
Containers & Packaging	13,055,731	—	—	13,055,731
Diversified Telecommunication Services	29,518,034	—	—	29,518,034
Electric Utilities	104,350,274	—	—	104,350,274
Electrical Equipment	34,829,737	—	—	34,829,737
Energy Equipment & Services	63,514,880	—	—	63,514,880
Equity Real Estate Investment Trusts	15,089,820	—	—	15,089,820
Food Products	76,574,074	73,082,009	—	149,656,083
Health Care Equipment & Supplies	189,927,541	—	—	189,927,541
Health Care Providers & Services	78,456,548	—	—	78,456,548
Household Durables	9,454,743	—	—	9,454,743
Household Products	26,569,563	18,458,489	—	45,028,052
Industrial Conglomerates	111,435,156	—	—	111,435,156
Insurance	253,275,524	—	—	253,275,524
IT Services	244,606,158	—	—	244,606,158
Leisure Products	7,349,261	—	—	7,349,261
Life Sciences Tools & Services	49,160,743	—	—	49,160,743
Machinery	80,181,180	—	—	80,181,180
Media	153,984,610	—	—	153,984,610
Oil, Gas & Consumable Fuels	139,156,095	—	—	139,156,095
Personal Products	10,703,916	—	—	10,703,916
Pharmaceuticals	232,915,975	14,377,457	—	247,293,432
Professional Services	21,072,903	—	—	21,072,903
Road & Rail	61,980,400	—	—	61,980,400
Semiconductors & Semiconductor Equipment	73,243,470	—	—	73,243,470
Textiles, Apparel & Luxury Goods	17,842,740	—	—	17,842,740
Tobacco	121,412,584	—	—	121,412,584
Trading Companies & Distributors	8,022,317	—	—	8,022,317
Total Common Stocks	3,436,385,762	151,101,518	—	3,587,487,280
Total Short-Term Investment*	—	10,030,000	—	10,030,000
Total Securities Lending Reinvestments*	—	439,141,795	—	439,141,795
Total Investments	$3,436,385,762	$600,273,313	$—	$4,036,659,075

Collateral for Securities Loaned (Liability)	$—	$(438,959,449)	$—	$(438,959,449)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MFS Value Portfolio

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

Assets
Investments at value (a) (b)	$4,036,659,075
Cash	91,266
Receivable for:
Investments sold	43,117,549
Fund shares sold	19,966,074
Dividends	6,838,418

Total Assets	4,106,672,382
Liabilities
Collateral for securities loaned	438,959,449
Payables for:
Investments purchased	848,602
Fund shares redeemed	20,651,021
Accrued Expenses:
Management fees	1,660,548
Distribution and service fees	219,945
Deferred trustees’ fees	266,729
Other expenses	425,382

Total Liabilities	463,031,676

Net Assets	$3,643,640,706

Net Assets Consist of:
Paid in surplus	$2,688,803,093
Undistributed net investment income	31,332,362
Accumulated net realized gain	103,995,331
Unrealized appreciation on investments and foreign currency transactions	819,509,920

Net Assets	$3,643,640,706

Net Assets
Class A	$2,517,637,397
Class B	979,868,662
Class D	13,337,751
Class E	132,796,896
Capital Shares Outstanding*
Class A	170,269,018
Class B	67,097,132
Class D	905,087
Class E	9,038,652
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$14.79
Class B	14.60
Class D	14.74
Class E	14.69

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $3,217,113,139.
(b)	Includes securities loaned at value of $426,618,604.

Statement of Operations

Six Months Ended June 30, 2018 (Unaudited)

Investment Income
Dividends (a)	$41,369,359
Interest	209,522
Securities lending income	513,803

Total investment income	42,092,684
Expenses
Management fees	11,446,077
Administration fees	54,190
Custodian and accounting fees	97,778
Distribution and service fees—Class B	1,093,328
Distribution and service fees—Class D	7,048
Distribution and service fees—Class E	61,917
Audit and tax services	26,957
Legal	21,433
Trustees’ fees and expenses	20,718
Shareholder reporting	95,947
Insurance	10,351
Miscellaneous	18,540

Total expenses	12,954,284
Less management fee waiver	(2,097,809)

Net expenses	10,856,475

Net Investment Income	31,236,209

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	105,103,066
Foreign currency transactions	(27,545)

Net realized gain	105,075,521

Net change in unrealized depreciation on:
Investments	(259,683,505)
Foreign currency transactions	(36,690)

Net change in unrealized depreciation	(259,720,195)

Net realized and unrealized loss	(154,644,674)

Net Decrease in Net Assets From Operations	$(123,408,465)

(a)	Net of foreign withholding taxes of $407,967.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MFS Value Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$31,236,209	$53,202,977
Net realized gain	105,075,521	231,093,103
Net change in unrealized appreciation (depreciation)	(259,720,195)	252,359,200

Increase (decrease) in net assets from operations	(123,408,465)	536,655,280

From Distributions to Shareholders
Net investment income
Class A	(38,311,566)	(48,171,616)
Class B	(12,551,657)	(15,050,267)
Class D	(189,312)	(284,067)
Class E	(1,550,238)	(1,292,093)
Net realized capital gains
Class A	(160,876,783)	(142,220,961)
Class B	(63,195,408)	(50,100,219)
Class D	(851,481)	(880,607)
Class E	(7,229,681)	(4,108,194)

Total distributions	(284,756,126)	(262,108,024)

Increase in net assets from capital share transactions	668,481,191	1,106,971

Total increase in net assets	260,316,600	275,654,227

Net Assets
Beginning of period	3,383,324,106	3,107,669,879

End of period	$3,643,640,706	$3,383,324,106

Undistributed net investment income
End of period	$31,332,362	$52,698,926

Other Information: Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	1,895,650	$30,875,353	8,120,112	$130,514,081
Shares issued through acquisition (a)	18,481,526	297,922,201	0	0
Reinvestments	13,217,541	199,188,349	12,379,231	190,392,577
Redemptions	(11,421,969)	(184,789,419)	(17,518,898)	(279,874,097)

Net increase	22,172,748	$343,196,484	2,980,445	$41,032,561

Class B
Sales	1,474,612	$23,736,303	2,012,951	$31,592,582
Shares issued through acquisition (a)	14,961,618	238,039,342	0	0
Reinvestments	5,087,110	75,747,065	4,283,398	65,150,486
Redemptions	(5,455,751)	(87,971,985)	(8,399,209)	(132,006,373)

Net increase (decrease)	16,067,589	$249,550,725	(2,102,860)	$(35,263,305)

Class D
Sales	3,121	$49,118	42,587	$664,439
Reinvestments	69,294	1,040,793	75,974	1,164,674
Redemptions	(69,885)	(1,131,938)	(158,528)	(2,509,083)

Net increase (decrease)	2,530	$(42,027)	(39,967)	$(679,970)

Class E
Sales	1,861,676	$28,023,453	148,686	$2,364,771
Shares issued through acquisition (a)	2,867,541	45,909,325	0	0
Reinvestments	586,109	8,779,919	353,191	5,400,287
Redemptions	(429,011)	(6,936,688)	(743,453)	(11,747,373)

Net increase (decrease)	4,886,315	$75,776,009	(241,576)	$(3,982,315)

Increase derived from capital shares transactions		$668,481,191		$1,106,971

(a)	See Note 8 of the Notes to Financial Statements.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MFS Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$16.63		$15.31	$15.09	$18.38	$17.75	$13.80

Income (Loss) from Investment Operations
Net investment income (a)	0.15		0.27	0.34 (b)	0.31	0.43	0.30
Net realized and unrealized gain (loss) on investments	(0.74)		2.38	1.68	(0.23)	1.36	4.46

Total from investment operations	(0.59)		2.65	2.02	0.08	1.79	4.76

Less Distributions
Distributions from net investment income	(0.24)		(0.34)	(0.36)	(0.50)	(0.31)	(0.30)
Distributions from net realized capital gains	(1.01)		(0.99)	(1.44)	(2.87)	(0.85)	(0.51)

Total distributions	(1.25)		(1.33)	(1.80)	(3.37)	(1.16)	(0.81)

Net Asset Value, End of Period	$14.79		$16.63	$15.31	$15.09	$18.38	$17.75

Total Return (%) (c)	(3.73	)(d)	18.00	14.39	(0.15)	10.81	35.73

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.69	(e)	0.72	0.72	0.72	0.72	0.72
Net ratio of expenses to average net assets (%) (f)	0.57	(e)(g)	0.58	0.58	0.58	0.58	0.58
Ratio of net investment income to average net assets (%)	1.88	(e)	1.70	2.25 (b)	1.87	2.49	1.92
Portfolio turnover rate (%)	4	(d)	13	14	12	12	17
Net assets, end of period (in millions)	$2,517.6		$2,462.2	$2,222.2	$2,218.1	$2,493.9	$3,074.8

	Class B
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$16.41		$15.14	$14.94	$18.22	$17.61	$13.70

Income (Loss) from Investment Operations
Net investment income (a)	0.13		0.23	0.30 (b)	0.27	0.37	0.27
Net realized and unrealized gain (loss) on investments	(0.73)		2.33	1.66	(0.23)	1.36	4.41

Total from investment operations	(0.60)		2.56	1.96	0.04	1.73	4.68

Less Distributions
Distributions from net investment income	(0.20)		(0.30)	(0.32)	(0.45)	(0.27)	(0.26)
Distributions from net realized capital gains	(1.01)		(0.99)	(1.44)	(2.87)	(0.85)	(0.51)

Total distributions	(1.21)		(1.29)	(1.76)	(3.32)	(1.12)	(0.77)

Net Asset Value, End of Period	$14.60		$16.41	$15.14	$14.94	$18.22	$17.61

Total Return (%) (c)	(3.78	)(d)	17.58	14.10	(0.36)	10.56	35.38

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.94	(e)	0.97	0.97	0.97	0.97	0.97
Net ratio of expenses to average net assets (%) (f)	0.82	(e)(g)	0.83	0.83	0.83	0.83	0.83
Ratio of net investment income to average net assets (%)	1.64	(e)	1.45	2.01 (b)	1.62	2.16	1.68
Portfolio turnover rate (%)	4	(d)	13	14	12	12	17
Net assets, end of period (in millions)	$979.9		$837.6	$804.2	$739.3	$798.0	$795.9

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MFS Value Portfolio

Financial Highlights

Selected per share data
	Class D
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013(h)
Net Asset Value, Beginning of Period	$16.56		$15.26	$15.05	$18.33	$17.71	$14.88

Income (Loss) from Investment Operations
Net investment income (a)	0.14		0.25	0.32 (b)	0.29	0.41	0.20
Net realized and unrealized gain (loss) on investments	(0.72)		2.36	1.67	(0.22)	1.35	2.63

Total from investment operations	(0.58)		2.61	1.99	0.07	1.76	2.83

Less Distributions
Distributions from net investment income	(0.23)		(0.32)	(0.34)	(0.48)	(0.29)	0.00
Distributions from net realized capital gains	(1.01)		(0.99)	(1.44)	(2.87)	(0.85)	0.00

Total distributions	(1.24)		(1.31)	(1.78)	(3.35)	(1.14)	0.00

Net Asset Value, End of Period	$14.74		$16.56	$15.26	$15.05	$18.33	$17.71

Total Return (%) (c)	(3.73	)(d)	17.81	14.23	(0.20)	10.69	19.02	(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.79	(e)	0.82	0.82	0.82	0.82	0.82	(e)
Net ratio of expenses to average net assets (%) (f)	0.67	(e)(g)	0.68	0.68	0.68	0.68	0.68	(e)
Ratio of net investment income to average net assets (%)	1.77	(e)	1.60	2.15 (b)	1.77	2.34	1.80	(e)
Portfolio turnover rate (%)	4	(d)	13	14	12	12	17
Net assets, end of period (in millions)	$13.3		$15.0	$14.4	$14.7	$16.8	$18.6

	Class E
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$16.52		$15.22	$15.01	$18.29	$17.67	$13.73

Income (Loss) from Investment Operations
Net investment income (a)	0.14		0.24	0.31 (b)	0.29	0.40	0.28
Net realized and unrealized gain (loss) on investments	(0.74)		2.36	1.67	(0.23)	1.35	4.45

Total from investment operations	(0.60)		2.60	1.98	0.06	1.75	4.73

Less Distributions
Distributions from net investment income	(0.22)		(0.31)	(0.33)	(0.47)	(0.28)	(0.28)
Distributions from net realized capital gains	(1.01)		(0.99)	(1.44)	(2.87)	(0.85)	(0.51)

Total distributions	(1.23)		(1.30)	(1.77)	(3.34)	(1.13)	(0.79)

Net Asset Value, End of Period	$14.69		$16.52	$15.22	$15.01	$18.29	$17.67

Total Return (%) (c)	(3.78	)(d)	17.80	14.20	(0.27)	10.63	35.63

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	(e)	0.87	0.87	0.87	0.87	0.87
Net ratio of expenses to average net assets (%) (f)	0.72	(e)(g)	0.73	0.73	0.73	0.73	0.73
Ratio of net investment income to average net assets (%)	1.78	(e)	1.55	2.10 (b)	1.72	2.28	1.81
Portfolio turnover rate (%)	4	(d)	13	14	12	12	17
Net assets, end of period (in millions)	$132.8		$68.6	$66.9	$66.0	$78.0	$83.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(g)	The effect of the voluntary portion of the waiver on average net assets was 0.01% for the six months ended June 30, 2018 (see Note 5 of the Notes to Financial Statements).
(h)	Commencement of operations was April 26, 2013.

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—June 30, 2018 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MFS Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered and offers four classes of shares: Class A, B, D and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820-Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-14

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, adjustments to prior period accumulated balances and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

BHFTII-15

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2018, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $152,795,299. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2018, with a contractual maturity of overnight and continuous.

BHFTII-16

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2018 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$141,333,992	$0	$332,443,099

With respect to the Portfolio’s merger with MFS Value Portfolio II (see Note 8) on April 27, 2018, the Portfolio acquired long-term securities with a cost of $542,946,988 that are not included in the above purchases values.

The Portfolio engaged in security transactions with other accounts managed by Massachusetts Financial Services Company, the subadviser to the Portfolio, that amounted to $4,145,503 in sales of investments, which are included above, and resulted in realized gains of $1,427,132.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers (the “Adviser”) is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with the Adviser with respect to the Portfolio. For providing investment management services to the Portfolio, the Adviser receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2018	% per annum	Average Daily Net Assets
$11,446,077	0.700%	First $250 million
	0.650%	Of the next 500 million
	0.600%	On amounts in excess of $750 million

BHFTII-17

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Prior to April 30, 2018, the Adviser received monthly compensation at the following annual rates:

% per annum	Average Daily Net Assets
0.750%	Of the first $250 million
0.700%	Of the next $2.25 billion
0.675%	Of the next $2.5 billion
0.650%	On amounts in excess of $5 billion

The Adviser has entered into an investment subadvisory agreement with respect to managing the Portfolio. Massachusetts Financial Services Company (the “Subadviser”) is compensated by the Adviser to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.050%	First $200 million
0.075%	$200 million to $250 million
0.025%	$250 million to $750 million
(0.025)%	$750 million to $1.5 billion
0.100%	$1.5 billion to $3 billion
0.125%	Over $3 billion

Prior to April 30, 2018, the Adviser had agreed, for the period September 1, 2017 to April 29, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.100%	On the first $200 million
0.125%	On the next $50 million
0.075%	On the next $1.25 billion
0.200%	On the next $1 billion
0.175%	On the next $500 million
0.200%	On the next $2 billion
0.150%	On amounts in excess of $5 billion

Fees waived for the six months ended June 30, 2018 amounted to $1,963,757 and are included in the amount shown as a management fee waiver in the Statement of Operations.

Additionally, the Subadviser had agreed, for the period from September 1, 2017 through April 29, 2018, to waive a portion of the subadvisory fees payable to the Subadviser with respect to the Portfolio and the MFS Value Portfolio II, another series of the Trust, reflecting the difference, if any, between the aggregate subadvisory fees payable by the Adviser to the Subadviser individually with respect to the Portfolio and the MFS Value Portfolio II and the subadvisory fees that would be payable by the Adviser to the Subadviser if the assets of the Portfolio and the MFS Value Portfolio II were aggregated for purposes of calculating such advisory fees and then apportioning the resulting subadvisory fee based on average daily net assets of the two portfolios. The Adviser had agreed to reduce its management fee for the Portfolio by the amount waived by the Subadviser for the Portfolio pursuant to this voluntary subadvisory fee waiver. Fees waived for the six months ended June 30, 2018 amounted to $134,052 and are included in the amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, B, D, and E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, D, and E Shares. Under the Distribution and Service Plan, the Class B, D, and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, D, and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares, 0.10% per year for Class D Shares, and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2018 are shown as Distribution and service fees in the Statement of Operations.

BHFTII-18

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2018 was as follows:

Cost basis of investments	$3,217,902,392

Gross unrealized appreciation	889,875,771
Gross unrealized depreciation	(71,119,088)

Net unrealized appreciation (depreciation)	$818,756,683

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$64,798,043	$71,154,565	$197,309,981	$269,192,840	$262,108,024	$340,347,405

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$55,572,834	$229,162,219	$1,041,325,549	$—	$1,326,060,602

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Portfolio had no post-enactment accumulated capital losses no pre-enactment accumulated capital loss carryforwards.

8. Acquisition

At the close of business on April 27, 2018, the Portfolio, with aggregate Class A, Class B, Class D and Class E net assets of $2,331,861,008, $782,456,827, $13,632,897 and $63,261,629, respectively, acquired all of the assets and liabilities of MFS Value Portfolio II, a series of the Brighthouse Funds Trust II (“MFS Value Portfolio II”).

The acquisition was accomplished by a tax-free exchange of 18,481,526 Class A shares of the Portfolio (valued at $297,922,201) for 46,681,887 Class A shares of MFS Value Portfolio II, 14,961,618 Class B shares of the Portfolio (valued at $238,039,342) for 37,761,303 Class B shares of MFS Value Portfolio II and 2,867,541 Class E shares of the Portfolio (valued at $45,909,325) for 7,236,556 Class E shares of MFS Value Portfolio II. Each shareholder of MFS Value Portfolio II received shares of the Portfolio with the same class designation and at the respective Class NAV, as determined at the close of business on April 27, 2018. The transaction was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the Brighthouse Financial, Inc. family of funds with similar

BHFTII-19

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of Brighthouse. Some of the investments held by MFS Value Portfolio II may have been purchased or sold prior to the acquisition for the purpose of complying with the anticipated investment policies or limitations of the Portfolio after the acquisition. If such purchases or sales occurred, the transaction costs were borne by MFS Value Portfolio II. All other costs associated with the merger were not borne by the shareholders of either Portfolio.

MFS Value Portfolio II’s net assets on April 27, 2018, were $297,922,201, $238,039,342 and $45,909,325 for Class A, Class B and Class E shares respectively, including investments valued at $581,700,541 with a cost basis of $544,585,228. For financial reporting purposes, assets received, liabilities assumed and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received by the Portfolio from MFS Value Portfolio II were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of the Portfolio immediately after the acquisition were $3,773,083,229, which included $37,115,313 of acquired unrealized appreciation on investments and foreign currency transactions.

Assuming the acquisition had been completed on January 1, 2018, the Portfolio’s pro-forma results of operations for the period ended June 30, 2018 are as follows:

Net Investment income	$34,209,170	(a)
Net realized and unrealized loss on investments	$(175,914,875	)(b)

Net decrease in net assets from operations	$(141,705,705)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of MFS Value Portfolio II that have been included in the Portfolio’s Statement of Operations since April 30, 2018.

(a)	$31,236,209 net investment income as reported at June 30, 2018, plus $3,020,381 from MFS Value Portfolio II pre-merger net investment income, minus $171,768 in lower net advisory fees, plus $124,348 of pro-forma eliminated other expenses.
(b)	$819,509,920 unrealized appreciation as reported at June 30, 2018, minus $1,105,285,182 pro-forma December 31, 2017 unrealized appreciation, plus $105,075,521 net realized gain as reported at June 30, 2018, plus $4,784,866 in net realized gain from MFS Value Portfolio II pre-merger.

BHFTII-20

Brighthouse Funds Trust II

Shareholder Votes (Unaudited)

At a Special Meeting of Shareholders, held February 23, 2018, the shareholders of the MFS Value Portfolio II voted for the following proposal:

	For	Against	Abstain	Total
To approve an Agreement and Plan of Reorganization (the “Plan”) providing for the acquisition of all of the assets of MFS Value Portfolio II (“MFS Portfolio”) by MFS Value Portfolio (the “Portfolio”), each a series of Brighthouse Funds Trust II, in exchange for shares of the Portfolio and the assumption by the Portfolio of the liabilities of MFS Portfolio	57,408,964.231	2,007,571.563	6,659,668.258	66,076,204.052

BHFTII-21

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Managed by Neuberger Berman Investment Advisers LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2018, the Class A, B, and E shares of the Neuberger Berman Genesis Portfolio returned 4.51%, 4.32%, and 4.36%, respectively. The Portfolio’s benchmark, the Russell 2000 Value Index1, returned 5.44%.

MARKET ENVIRONMENT / CONDITIONS

After a strong start in January 2018, the U.S. stock market reversed course and experienced its first correction (a decline of at least 10%) in February and continued to fall in March. This turnaround was triggered by several factors, including concerns that the Federal Reserve may raise interest rates at a faster pace than previously expected. However, the market was resilient and moved higher during each of the last three months of the reporting period. Over this time, corporate profits that largely exceeded expectations overshadowed concerns over a global trade war, geopolitical issues and signs of moderating global growth. All told, the S&P 500 Index gained 2.65% during the six months ended June 30, 2018. Small-cap stocks significantly outperformed the overall stock market over the reporting period as the Russell 2000 Index returned 7.66%. Investor sentiment for small-cap stocks was buoyed by expectations that these domestic-oriented companies were less susceptible to the negative impacts of a global trade war. There was a meaningful dispersion between small-cap growth and value stocks, as the Russell 2000 Growth and Value Indexes returned 9.70% and 5.44%, respectively.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio lagged the Russell 2000 Value Index during the reporting period. The Portfolio’s performance was largely in line with the benchmark during the first half of the reporting period. However, it underperformed during the second half of the period as low quality, more speculative companies with a high price-to-earnings ratio and non-earners generated the strongest returns. This was a headwind for our investment process that emphasizes higher quality companies with free cash flows. As such, stock selection negatively impacted our relative results. Meanwhile, sector allocation had minimal impact on relative performance.

In terms of stock selection, the Portfolio’s holdings in the Consumer Discretionary and Industrials sectors were the largest detractors from a sector perspective. Within Consumer Discretionary, our recreational vehicle-related holdings generated weak results, while the Portfolio’s specialty retail names underperformed those of the benchmark. The recreational vehicle industry is under pressure due to elevated channel inventories, cycle concerns and wage/commodity cost pressures. In the Industrials sector, the Portfolio’s building products and machinery holdings lagged the benchmark. Conversely, stock selection in the Information Technology and Consumer Staples sectors were the most additive for performance. Within the Information Technology sector, the Portfolio’s software names were the most additive for performance. In the Consumer Staples sector, the Portfolio’s food products and household product companies generated the strongest relative returns.

A number of individual holdings were negative for performance due to company-specific issues. These included Rogers Corp., LCI Industries and Cognex Corp. Rogers Corp. is a specialty materials company with dominant shares in niche markets. The stock underperformed during the reporting period as transitory issues weighed on the company’s margins after a stretch of very strong organic growth. LCI Industries is a leading supplier of engineered components to recreational vehicle (“RV”) original equipment manufacturers. The company’s high returns have been supported by scale and expertise versus small fragmented competitors, a solid track record of accretive mergers and acquisitions, strong secular demand from new millennial buyers purchasing RVs and lower RV price points. The stock underperformed due to margin pressure caused by higher input costs, rising channel inventories and concerns about the RV sales cycle. Cognex Corp. is a global leader in machine vision systems and software that enables high-precision and high-speed manufacturing in widely diverse industries. The company has been supported by its software algorithm complexity, unique intellectual property, improved return on investment for its customers, market leading installed base and service capabilities. However, its shares underperformed due to softer than expected first quarter results and relatively flat earnings thus far in 2018.

Examples of individual stocks that produced strong returns included Aspen Technology, Inc., IDEXX Laboratories, Inc., and Chemed Corp. Aspen Technologies sells mission critical process optimization software with meaningful returns on investment to customers and, in our view, has a long runway of opportunity to sell additional modules into its existing customer base. We think the company’s business model is highly profitable and has limited capital expenditure needs. The stock outperformed during the reporting period due to continued strong results and growing excitement around its new asset performance management business. IDEXX Laboratories is the leading provider of diagnostic instruments and consumables to veterinarians. The company benefits from strong secular demand in companion health diagnostics. IDEXX Laboratories also leverages its industry-leading product innovation and sales force to increase market share and is a strong capital allocator. The stock rallied during the period due to strong earnings results. Chemed Corp. operates two business segments: VITAS (hospice care) and Roto-Rooter (plumbing to residential and commercial customers). Both VITAS and Roto-Rooter were market share leaders in fragmented industries. The stock performed well, as both segments were delivering solid revenue and earnings growth.

From a sector allocation perspective, the Portfolio’s positioning in Health Care was the largest contributor to relative performance. Within the sector, overweights to the health care equipment & supplies and life science tools & services industries were the most beneficial for results. Elsewhere, having no exposures to thrifts & mortgage finance and the Utilities sector were positive for performance. On the downside, the lack of biotechnology companies within Health Care were the largest headwinds for relative results. The Portfolio does not

BHFTII-1

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Managed by Neuberger Berman Investment Advisers LLC

Portfolio Manager Commentary*—(Continued)

typically own biotechnology companies as they do not meet the Portfolio manager’s investment criteria given their speculative nature, a general lack of earnings and their need to access the capital markets. A modest cash position was also a headwind for performance during the reporting period.

In terms of portfolio changes, we made a number of adjustments on the margin throughout the reporting period.

Judith M. Vale,

Robert W. D’Alelio

Brett S. Reiner

Gregory G. Spiegel

Portfolio Managers

Neuberger Berman Investment Advisers LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 VALUE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2018

	6 Month	1 Year	5 Year	10 Year
Neuberger Berman Genesis Portfolio
Class A	4.51	15.13	11.99	8.33
Class B	4.32	14.80	11.71	8.05
Class E	4.36	14.88	11.82	8.16
Russell 2000 Value Index	5.44	13.10	11.18	9.88

1 The Russell 2000 Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2018

Top Holdings

% of Net Assets
Pool Corp.	2.3
Aspen Technology, Inc.	2.1
West Pharmaceutical Services, Inc.	1.9
Littelfuse, Inc.	1.9
Tyler Technologies, Inc.	1.9
IDEXX Laboratories, Inc.	1.7
Fair Isaac Corp.	1.6
Chemed Corp.	1.5
Bio-Techne Corp.	1.5
RBC Bearings, Inc.	1.5

Top Sectors

% of Net Assets
Information Technology	20.7
Industrials	18.3
Financials	16.3
Consumer Discretionary	12.9
Health Care	12.7
Materials	7.1
Consumer Staples	5.6
Energy	4.9
Real Estate	0.5

BHFTII-3

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2018 through June 30, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Neuberger Berman Genesis Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period** January 1, 2018 to June 30, 2018
Class A (a)	Actual	0.84%	$1,000.00	$1,045.10	$4.26
	Hypothetical*	0.84%	$1,000.00	$1,020.63	$4.21

Class B (a)	Actual	1.09%	$1,000.00	$1,043.20	$5.52
	Hypothetical*	1.09%	$1,000.00	$1,019.39	$5.46

Class E (a)	Actual	0.99%	$1,000.00	$1,043.60	$5.02
	Hypothetical*	0.99%	$1,000.00	$1,019.89	$4.96

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—99.0% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.3%
Astronics Corp. (a)	100,862	$3,628,006

Air Freight & Logistics—0.5%
Forward Air Corp.	99,796	5,895,948

Airlines—0.7%
Allegiant Travel Co.	52,350	7,274,033

Auto Components—1.4%
Fox Factory Holding Corp. (a)	139,805	6,507,923
LCI Industries	102,350	9,226,852

		15,734,775

Automobiles—0.4%
Thor Industries, Inc.	42,400	4,129,336

Banks—11.9%
Bank of Hawaii Corp.	186,590	15,565,338
Bank of the Ozarks, Inc.	267,836	12,063,333
BOK Financial Corp.	120,902	11,365,997
Columbia Banking System, Inc.	212,120	8,675,708
Community Bank System, Inc.	142,887	8,440,335
Cullen/Frost Bankers, Inc.	144,818	15,675,100
CVB Financial Corp.	519,050	11,637,101
First Financial Bankshares, Inc.	247,520	12,598,768
First Hawaiian, Inc.	187,725	5,447,780
FNB Corp.	446,463	5,991,534
Glacier Bancorp, Inc.	157,935	6,108,926
Lakeland Financial Corp.	76,795	3,700,751
LegacyTexas Financial Group, Inc.	201,160	7,849,263
PacWest Bancorp	122,158	6,037,048

		131,156,982

Beverages—0.9%
MGP Ingredients, Inc.	116,235	10,322,830

Biotechnology—0.3%
Abcam plc	190,755	3,354,097

Building Products—1.9%
A.O. Smith Corp.	140,330	8,300,520
AAON, Inc.	280,842	9,337,996
Patrick Industries, Inc. (a)	46,857	2,663,820

		20,302,336

Capital Markets—3.0%
Artisan Partners Asset Management, Inc. - Class A	136,710	4,121,807
BrightSphere Investment Group plc	282,190	4,024,029
FactSet Research Systems, Inc.	32,725	6,482,822
Houlihan Lokey, Inc.	78,435	4,017,441
MarketAxess Holdings, Inc.	69,760	13,802,714

		32,448,813

Chemicals—3.8%
Balchem Corp.	92,103	9,038,988
Chase Corp.	33,870	3,971,258
Innophos Holdings, Inc.	45,655	2,173,178
NewMarket Corp.	12,347	4,994,361
Quaker Chemical Corp.	54,725	8,475,261
Sensient Technologies Corp.	188,965	13,520,446

		42,173,492

Commercial Services & Supplies—3.5%
Healthcare Services Group, Inc.	201,954	8,722,393
MSA Safety, Inc.	65,525	6,312,679
Rollins, Inc.	308,095	16,199,635
UniFirst Corp.	38,900	6,881,410

		38,116,117

Communications Equipment—1.1%
NetScout Systems, Inc. (a)	418,580	12,431,826

Construction & Engineering—1.0%
Valmont Industries, Inc.	70,235	10,587,926

Construction Materials—1.3%
Eagle Materials, Inc.	137,100	14,391,387

Containers & Packaging—1.1%
AptarGroup, Inc.	127,544	11,910,059

Distributors—2.3%
Pool Corp.	166,350	25,202,025

Diversified Consumer Services—0.9%
Bright Horizons Family Solutions, Inc. (a)	100,995	10,354,007

Electrical Equipment—0.5%
AZZ, Inc.	129,960	5,646,762

Electronic Equipment, Instruments & Components—5.6%
Cognex Corp.	195,275	8,711,218
Littelfuse, Inc.	90,200	20,581,836
Nlight, Inc. (a)	16,625	549,623
Novanta, Inc. (a)	106,235	6,618,440
Rogers Corp. (a)	131,435	14,649,745
Zebra Technologies Corp. - Class A (a)	74,687	10,698,913

		61,809,775

Energy Equipment & Services—1.1%
Apergy Corp. (a)	124,730	5,207,478
Pason Systems, Inc.	422,065	6,862,861

		12,070,339

Food Products—2.4%
Calavo Growers, Inc.	91,785	8,825,128
J&J Snack Foods Corp.	45,659	6,961,627
Lancaster Colony Corp.	77,600	10,741,392

		26,528,147

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Equipment & Supplies—6.9%
Atrion Corp.	9,425	$5,649,345
Cantel Medical Corp.	120,842	11,886,019
Haemonetics Corp. (a)	112,186	10,060,840
Heska Corp. (a)	44,840	4,653,944
IDEXX Laboratories, Inc. (a)	86,955	18,950,973
Neogen Corp. (a)	47,120	3,778,553
West Pharmaceutical Services, Inc.	214,871	21,334,541

		76,314,215

Health Care Providers & Services—3.2%
Chemed Corp.	51,850	16,685,848
Henry Schein, Inc. (a)	103,775	7,538,216
Tivity Health, Inc. (a)	136,790	4,815,008
U.S. Physical Therapy, Inc.	65,600	6,297,600

		35,336,672

Hotels, Restaurants & Leisure—2.2%
Cheesecake Factory, Inc. (The)	62,840	3,459,971
Cracker Barrel Old Country Store, Inc.	42,295	6,606,902
Papa John’s International, Inc.	84,900	4,306,128
Texas Roadhouse, Inc.	147,085	9,635,538

		24,008,539

Household Durables—0.3%
Installed Building Products, Inc. (a)	56,125	3,173,869

Household Products—2.3%
Church & Dwight Co., Inc.	282,870	15,037,369
Energizer Holdings, Inc.	32,930	2,073,273
WD-40 Co.	51,950	7,597,688

		24,708,330

Industrial Conglomerates—0.4%
Raven Industries, Inc.	116,049	4,462,084

Insurance—1.4%
AMERISAFE, Inc.	82,695	4,775,636
RLI Corp.	164,515	10,889,248

		15,664,884

IT Services—1.3%
Jack Henry & Associates, Inc.	111,645	14,554,042

Life Sciences Tools & Services—2.2%
Bio-Techne Corp.	112,630	16,663,608
ICON plc (a)	59,477	7,882,487

		24,546,095

Machinery—6.3%
Graco, Inc.	156,575	7,080,321
Lindsay Corp.	51,600	5,004,684
Middleby Corp. (The) (a)	85,350	8,912,247
Nordson Corp.	76,707	9,849,946
RBC Bearings, Inc. (a)	126,760	16,327,956

Machinery—(Continued)
Toro Co. (The)	210,505	12,682,926
Wabtec Corp.	92,500	9,118,650

		68,976,730

Media—2.5%
Cable One, Inc.	7,255	5,320,019
Gray Television, Inc. (a)	378,195	5,975,481
Nexstar Media Group, Inc. - Class A	214,365	15,734,391

		27,029,891

Multiline Retail—0.4%
Ollie’s Bargain Outlet Holdings, Inc. (a)	52,950	3,838,875

Oil, Gas & Consumable Fuels—3.5%
Centennial Resource Development, Inc. - Class A (a)	821,305	14,832,768
Matador Resources Co. (a)	357,095	10,730,705
RSP Permian, Inc. (a)	125,470	5,523,189
WPX Energy, Inc. (a)	404,665	7,296,110

		38,382,772

Paper & Forest Products—0.9%
Stella-Jones, Inc.	277,325	10,102,380

Professional Services—1.2%
Exponent, Inc.	272,227	13,148,564

Real Estate Management & Development—0.5%
FirstService Corp.	72,945	5,546,738

Semiconductors & Semiconductor Equipment—3.0%
Cabot Microelectronics Corp.	82,300	8,852,188
MKS Instruments, Inc.	86,825	8,309,153
Power Integrations, Inc.	220,460	16,104,603

		33,265,944

Software—9.9%
Altair Engineering, Inc. - Class A (a)	112,350	3,840,123
Aspen Technology, Inc. (a)	254,725	23,623,197
Computer Modelling Group, Ltd.	399,835	3,030,949
Constellation Software, Inc.	7,630	5,917,291
Fair Isaac Corp. (a)	91,270	17,644,316
Manhattan Associates, Inc. (a)	337,871	15,883,316
Monotype Imaging Holdings, Inc.	164,953	3,348,546
Qualys, Inc. (a)	186,600	15,730,380
Tyler Technologies, Inc. (a)	91,860	20,402,106

		109,420,224

Specialty Retail—2.6%
Asbury Automotive Group, Inc. (a)	69,400	4,757,370
Floor & Decor Holdings, Inc. - Class A (a)	63,175	3,116,423
Lithia Motors, Inc. - Class A	87,420	8,267,309
Monro, Inc.	110,585	6,424,988
Tractor Supply Co.	78,840	6,030,472

		28,596,562

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Trading Companies & Distributors—2.1%
Applied Industrial Technologies, Inc.	43,466	$3,049,140
Richelieu Hardware, Ltd.	133,150	2,776,132
SiteOne Landscape Supply, Inc. (a)	71,755	6,025,267
Watsco, Inc.	63,195	11,266,405

		23,116,944

Total Common Stocks (Cost $690,386,942)		1,089,663,372

Short-Term Investment—0.9%
Security Description	Principal Amount*	Value

Repurchase Agreement—0.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/29/18 at 0.800%, due on 07/02/18 with a maturity value of $9,597,406; collateralized by U.S. Treasury Note at 2.125%, maturing 03/31/24, with a market value of $9,792,466.	9,596,766	9,596,766

Total Short-Term Investments (Cost $9,596,766)		9,596,766

Total Investments—99.9% (Cost $699,983,708)		1,099,260,138
Other assets and liabilities (net)—0.1%		1,445,046

Net Assets—100.0%		$1,100,705,184

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2018:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$3,628,006	$—	$—	$3,628,006
Air Freight & Logistics	5,895,948	—	—	5,895,948
Airlines	7,274,033	—	—	7,274,033
Auto Components	15,734,775	—	—	15,734,775
Automobiles	4,129,336	—	—	4,129,336
Banks	131,156,982	—	—	131,156,982
Beverages	10,322,830	—	—	10,322,830
Biotechnology	—	3,354,097	—	3,354,097
Building Products	20,302,336	—	—	20,302,336
Capital Markets	32,448,813	—	—	32,448,813
Chemicals	42,173,492	—	—	42,173,492
Commercial Services & Supplies	38,116,117	—	—	38,116,117
Communications Equipment	12,431,826	—	—	12,431,826
Construction & Engineering	10,587,926	—	—	10,587,926
Construction Materials	14,391,387	—	—	14,391,387
Containers & Packaging	11,910,059	—	—	11,910,059
Distributors	25,202,025	—	—	25,202,025
Diversified Consumer Services	10,354,007	—	—	10,354,007
Electrical Equipment	5,646,762	—	—	5,646,762
Electronic Equipment, Instruments & Components	61,809,775	—	—	61,809,775
Energy Equipment & Services	12,070,339	—	—	12,070,339
Food Products	26,528,147	—	—	26,528,147
Health Care Equipment & Supplies	76,314,215	—	—	76,314,215
Health Care Providers & Services	35,336,672	—	—	35,336,672
Hotels, Restaurants & Leisure	24,008,539	—	—	24,008,539
Household Durables	3,173,869	—	—	3,173,869
Household Products	24,708,330	—	—	24,708,330
Industrial Conglomerates	4,462,084	—	—	4,462,084
Insurance	15,664,884	—	—	15,664,884
IT Services	14,554,042	—	—	14,554,042
Life Sciences Tools & Services	24,546,095	—	—	24,546,095
Machinery	68,976,730	—	—	68,976,730
Media	27,029,891	—	—	27,029,891
Multiline Retail	3,838,875	—	—	3,838,875
Oil, Gas & Consumable Fuels	38,382,772	—	—	38,382,772
Paper & Forest Products	—	10,102,380	—	10,102,380
Professional Services	13,148,564	—	—	13,148,564
Real Estate Management & Development	5,546,738	—	—	5,546,738
Semiconductors & Semiconductor Equipment	33,265,944	—	—	33,265,944
Software	109,420,224	—	—	109,420,224

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Specialty Retail	$28,596,562	$—	$—	$28,596,562
Trading Companies & Distributors	20,340,812	2,776,132	—	23,116,944
Total Common Stocks	1,073,430,763	16,232,609	—	1,089,663,372
Total Short-Term Investment*	—	9,596,766	—	9,596,766
Total Investments	$1,073,430,763	$25,829,375	$—	$1,099,260,138

*	See Schedule of Investments for additional detailed categorizations.

Transfers from Level 1 to Level 2 in the amount of $2,646,356 were due to a lack of trading activity in the security which led to it being valued using significant observable inputs other than a quoted price in an active market.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

Assets
Investments at value (a)	$1,099,260,138
Cash	46,602
Receivable for:
Investments sold	3,165,043
Fund shares sold	2,571
Dividends and interest	354,470

Total Assets	1,102,828,824
Liabilities
Payables for:
Investments purchased	132,670
Fund shares redeemed	858,623
Accrued Expenses:
Management fees	743,008
Distribution and service fees	79,322
Deferred trustees’ fees	140,048
Other expenses	169,969

Total Liabilities	2,123,640

Net Assets	$1,100,705,184

Net Assets Consist of:
Paid in surplus	$615,980,136
Undistributed net investment income	786,111
Accumulated net realized gain	84,662,462
Unrealized appreciation on investments and foreign currency transactions	399,276,475

Net Assets	$1,100,705,184

Net Assets
Class A	$685,812,890
Class B	324,779,533
Class E	90,112,761
Capital Shares Outstanding*
Class A	32,995,159
Class B	15,927,742
Class E	4,392,812
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$20.79
Class B	20.39
Class E	20.51

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $699,983,708.

Statement of Operations

Six Months Ended June 30, 2018 (Unaudited)

Investment Income
Dividends (a)	$6,014,493
Interest	34,785

Total investment income	6,049,278
Expenses
Management fees	4,720,762
Administration fees	18,373
Custodian and accounting fees	24,393
Distribution and service fees—Class B	412,695
Distribution and service fees—Class E	68,433
Audit and tax services	21,230
Legal	21,433
Trustees’ fees and expenses	20,718
Shareholder reporting	85,853
Insurance	3,701
Miscellaneous	7,732

Total expenses	5,405,323
Less management fee waiver	(61,987)
Less broker commission recapture	(19,101)

Net expenses	5,324,235

Net Investment Income	725,043

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	85,681,482
Foreign currency transactions	(2,133)

Net realized gain	85,679,349

Net change in unrealized appreciation (depreciation) on:
Investments	(35,805,920)
Foreign currency transactions	45

Net change in unrealized depreciation	(35,805,875)

Net realized and unrealized gain	49,873,474

Net Increase in Net Assets From Operations	$50,598,517

(a)	Net of foreign withholding taxes of $42,793.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$725,043	$3,233,517
Net realized gain	85,679,349	134,565,500
Net change in unrealized appreciation (depreciation)	(35,805,875)	35,165,604

Increase in net assets from operations	50,598,517	172,964,621

From Distributions to Shareholders
Net investment income
Class A	(2,399,072)	(3,068,174)
Class B	(324,670)	(583,870)
Class E	(182,693)	(247,513)
Net realized capital gains
Class A	(83,704,211)	(60,863,233)
Class B	(40,386,125)	(27,322,102)
Class E	(11,120,923)	(7,528,510)

Total distributions	(138,117,694)	(99,613,402)

Decrease in net assets from capital share transactions	(15,369,584)	(60,762,640)

Total increase (decrease) in net assets	(102,888,761)	12,588,579

Net Assets
Beginning of period	1,203,593,945	1,191,005,366

End of period	$1,100,705,184	$1,203,593,945

Undistributed net investment income
End of period	$786,111	$2,967,503

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	179,258	$4,111,452	545,697	$11,693,079
Reinvestments	4,053,827	86,103,283	3,088,474	63,931,407
Redemptions	(5,237,785)	(120,923,819)	(5,394,723)	(117,602,380)

Net decrease	(1,004,700)	$(30,709,084)	(1,760,552)	$(41,977,894)

Class B
Sales	143,395	$3,217,066	507,997	$10,710,432
Reinvestments	1,953,493	40,710,795	1,370,628	27,905,972
Redemptions	(1,449,152)	(32,571,408)	(2,440,824)	(51,897,130)

Net increase (decrease)	647,736	$11,356,453	(562,199)	$(13,280,726)

Class E
Sales	10,369	$234,265	41,800	$888,318
Reinvestments	539,295	11,303,616	379,874	7,776,023
Redemptions	(334,627)	(7,554,834)	(661,383)	(14,168,361)

Net increase (decrease)	215,037	$3,983,047	(239,709)	$(5,504,020)

Decrease derived from capital shares transactions		$(15,369,584)		$(60,762,640)

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$22.65		$21.38	$18.10		$18.07	$18.14	$13.21

Income (Loss) from Investment Operations
Net investment income (a)	0.02		0.08	0.08	(b)	0.08	0.08	0.07
Net realized and unrealized gain (loss) on investments	1.06		3.11	3.29		0.03	(0.08)	4.98

Total from investment operations	1.08		3.19	3.37		0.11	0.00	5.05

Less Distributions
Distributions from net investment income	(0.08)		(0.09)	(0.09)		(0.08)	(0.07)	(0.12)
Distributions from net realized capital gains	(2.86)		(1.83)	0.00		0.00	0.00	0.00

Total distributions	(2.94)		(1.92)	(0.09)		(0.08)	(0.07)	(0.12)

Net Asset Value, End of Period	$20.79		$22.65	$21.38		$18.10	$18.07	$18.14

Total Return (%) (c)	4.51	(d)	15.75	18.68		0.58	0.01	38.52

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.85	(e)	0.85	0.85		0.84	0.83	0.83
Net ratio of expenses to average net assets (%) (f)	0.84	(e)	0.84	0.84		0.83	0.83	0.82
Ratio of net investment income to average net assets (%)	0.21	(e)	0.36	0.43	(b)	0.42	0.43	0.42
Portfolio turnover rate (%)	5	(d)	17	19		16	9	17
Net assets, end of period (in millions)	$685.8		$770.2	$764.5		$814.6	$985.8	$1,154.0

	Class B
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$22.25		$21.03	$17.80		$17.76	$17.85	$13.00

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.00	)(g)	0.02	0.04	(b)	0.03	0.03	0.03
Net realized and unrealized gain (loss) on investments	1.02		3.07	3.23		0.04	(0.08)	4.91

Total from investment operations	1.02		3.09	3.27		0.07	(0.05)	4.94

Less Distributions
Distributions from net investment income	(0.02)		(0.04)	(0.04)		(0.03)	(0.04)	(0.09)
Distributions from net realized capital gains	(2.86)		(1.83)	0.00		0.00	0.00	0.00

Total distributions	(2.88)		(1.87)	(0.04)		(0.03)	(0.04)	(0.09)

Net Asset Value, End of Period	$20.39		$22.25	$21.03		$17.80	$17.76	$17.85

Total Return (%) (c)	4.32	(d)	15.49	18.39		0.38	(0.30)	38.19

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.10	(e)	1.10	1.10		1.09	1.08	1.08
Net ratio of expenses to average net assets (%) (f)	1.09	(e)	1.09	1.09		1.08	1.08	1.07
Ratio of net investment income (loss) to average net assets (%)	(0.04	)(e)	0.11	0.19	(b)	0.17	0.18	0.22
Portfolio turnover rate (%)	5	(d)	17	19		16	9	17
Net assets, end of period (in millions)	$324.8		$339.9	$333.1		$321.7	$366.8	$418.9

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$22.38		$21.14	$17.89		$17.86	$17.94	$13.06

Income (Loss) from Investment Operations
Net investment income (a)	0.01		0.04	0.05	(b)	0.05	0.05	0.04
Net realized and unrealized gain (loss) on investments	1.03		3.09	3.26		0.03	(0.09)	4.94

Total from investment operations	1.04		3.13	3.31		0.08	(0.04)	4.98

Less Distributions
Distributions from net investment income	(0.05)		(0.06)	(0.06)		(0.05)	(0.04)	(0.10)
Distributions from net realized capital gains	(2.86)		(1.83)	0.00		0.00	0.00	0.00

Total distributions	(2.91)		(1.89)	(0.06)		(0.05)	(0.04)	(0.10)

Net Asset Value, End of Period	$20.51		$22.38	$21.14		$17.89	$17.86	$17.94

Total Return (%) (c)	4.36	(d)	15.61	18.54		0.43	(0.19)	38.37

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.00	(e)	1.00	1.00		0.99	0.98	0.98
Net ratio of expenses to average net assets (%) (f)	0.99	(e)	0.99	0.99		0.98	0.98	0.97
Ratio of net investment income to average net assets (%)	0.06	(e)	0.21	0.29	(b)	0.27	0.28	0.28
Portfolio turnover rate (%)	5	(d)	17	19		16	9	17
Net assets, end of period (in millions)	$90.1		$93.5	$93.4		$89.3	$103.6	$122.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(g)	Net investment loss was less than $0.01.

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—June 30, 2018 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Neuberger Berman Genesis Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820-Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-14

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture, adjustments to prior period accumulated balances and foreign currency transactions. These adjustments have no impact on net assets or the results of operations.

BHFTII-15

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2018, the Portfolio had investments in repurchase agreements with a gross value of $9,596,766, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2018.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTII-16

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2018 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$60,738,443	$0	$210,914,859

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2018	% per annum	Average Daily Net Assets
$4,720,762	0.850%	Of the first $500 million
	0.800%	Of the next $500 million
	0.750%	On amounts in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Neuberger Berman Management LLC (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.025%	First $500 million

An identical agreement was in place for the period May 1, 2017 to April 30, 2018. Amounts waived for the six months ended June 30, 2018 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, B and E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTII-17

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2018 was as follows:

Cost basis of investments	$700,761,476

Gross unrealized appreciation	410,604,539
Gross unrealized depreciation	(12,105,877)

Net unrealized appreciation (depreciation)	$398,498,662

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$3,899,557	$4,406,203	$95,713,845	$—	$99,613,402	$4,406,203

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$5,162,048	$132,923,165	$434,304,582	$—	$572,389,795

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

BHFTII-18

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2018, the Class A, B, and E shares of the T. Rowe Price Large Cap Growth Portfolio returned 9.82%, 9.68%, and 9.72%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index1, returned 7.25%.

MARKET ENVIRONMENT / CONDITIONS

U.S. stocks posted modest returns for the six months ended June 30, 2018. Major stock indexes climbed to record highs through late January, even as interest rates rose, buoyed by strong corporate earnings, solid economic growth, and federal tax cuts. In the closing months of the period, global trade tensions curbed market gains. Fears that the Trump administration’s tariffs on trading partners would spark a trade war that could jeopardize synchronized global economic growth weighed on the markets. Within the large-cap growth space, Consumer Discretionary led returns, followed by Information Technology, with both sectors posting double-digit advances in the benchmark Russell 1000 Growth Index. In contrast, Telecommunication Services and Consumer Staples closed with the largest declines during the period.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed the Russell 1000 Growth Index for the six-month period ended June 30, 2018. Overall, both sector allocation and stock selection contributed to relative outperformance.

Consumer Discretionary was the largest relative contributor, due primarily to stock selection. A beneficial overweight to the sector, which led the benchmark for the period, also helped overall results. Shares of Amazon.com traded higher as earnings exceeded expectations, bolstered by core retail strength in North America, accelerating revenue and margin expansion within Amazon Web Services, and ad revenue growth. Shares of Netflix traded upward as both domestic and international subscription growth continued to outpace expectations, driven by a strong content lineup and growth of bundling deals.

The Portfolio’s stock holdings in Industrials and Business Services outpaced their benchmark peers, and a beneficial underweight to the sector, which declined in the benchmark, bolstered relative returns. Boeing shares rose as operating margins continued to expand, due to favorable delivery volume and mix within commercial aircraft, as well as revenue growth from defense and services that exceeded expectations. At TransUnion, better-than-expected organic revenue out of the U.S. Information Services Segment, particularly from new online data services gaining traction, drove above-consensus topline results, lifting shares.

An underweight exposure to the Materials sector added relative value, outweighing a slight detraction from stock selection in the sector. At period end, we continued to have minimal exposure to the Materials sector and have historically focused on companies with strong fundamentals and exposure to U.S. infrastructure projects. In our view, valuations in the sector remained stretched following the post-election rally in cyclical stocks.

Conversely, stock selection in Financials weighed on relative performance, as did an overweight to the sector. Shares of Chubb came under pressure in the period after a pre-announcement of higher-than-expected catastrophe losses stemming from mudslides in California and storms in the Northeast.

Information Technology also detracted from relative results, due to stock selection despite a beneficial overweight to the sector.

At the end of the period, the Portfolio’s greatest overweight relative to the benchmark was to the Consumer Discretionary sector. The Portfolio was also overweight to the Financials, Utilities, and Information Technology sectors. The Portfolio’s most significant underweight allocation was to the Consumer Staples sector. The Portfolio was also underweight to the Industrials and Business Services, Materials, Energy, Real Estate, Health Care, and Telecommunication Services sectors. Portfolio positioning decisions were driven primarily by bottom-up stock selection informed by rigorous internal research at the individual company level.

Joseph B. Fath

Portfolio Manager

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-1

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2018

	6 Month	1 Year	5 Year	10 Year
T. Rowe Price Large Cap Growth Portfolio
Class A	9.82	22.92	17.73	12.24
Class B	9.68	22.60	17.43	11.97
Class E	9.72	22.72	17.55	12.07
Russell 1000 Growth Index	7.25	22.51	16.36	11.83

1 The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2018

Top Holdings

% of Net Assets
Amazon.com, Inc.	9.1
Microsoft Corp.	5.2
Facebook, Inc. - Class A	4.9
Booking Holdings, Inc.	3.9
Boeing Co. (The)	3.3
Visa, Inc. - Class A	3.1
Alphabet, Inc. - Class C	2.9
Alibaba Group Holding, Ltd. (ADR)	2.7
Alphabet, Inc. - Class A	2.6
MasterCard, Inc. - Class A	2.6

Top Sectors

% of Net Assets
Information Technology	43.6
Consumer Discretionary	23.4
Health Care	12.7
Industrials	8.7
Financials	6.0
Consumer Staples	1.7
Utilities	1.5
Real Estate	1.2
Materials	0.6

BHFTII-2

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2018 through June 30, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Large Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period** January 1, 2018 to June 30, 2018
Class A (a)	Actual	0.55%	$1,000.00	$1,098.20	$2.86
	Hypothetical*	0.55%	$1,000.00	$1,022.07	$2.76

Class B (a)	Actual	0.80%	$1,000.00	$1,096.80	$4.16
	Hypothetical*	0.80%	$1,000.00	$1,020.83	$4.01

Class E (a)	Actual	0.70%	$1,000.00	$1,097.20	$3.64
	Hypothetical*	0.70%	$1,000.00	$1,021.32	$3.51

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—97.9% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—3.3%
Boeing Co. (The)	240,544	$80,704,917

Airlines—0.3%
American Airlines Group, Inc. (a)	175,377	6,657,311

Auto Components—0.8%
Aptiv plc	224,500	20,570,935

Automobiles—2.8%
Ferrari NV	97,263	13,131,478
Tesla, Inc. (a) (b)	160,197	54,939,561

		68,071,039

Banks—1.2%
First Republic Bank	43,505	4,210,849
JPMorgan Chase & Co.	239,419	24,947,460

		29,158,309

Beverages—0.5%
PepsiCo, Inc.	113,099	12,313,088

Biotechnology—2.3%
Alexion Pharmaceuticals, Inc. (b)	189,784	23,561,684
Vertex Pharmaceuticals, Inc. (b)	199,541	33,913,988

		57,475,672

Capital Markets—3.9%
Charles Schwab Corp. (The)	500,755	25,588,580
Intercontinental Exchange, Inc.	300,234	22,082,211
Morgan Stanley	390,500	18,509,700
TD Ameritrade Holding Corp.	544,723	29,834,479

		96,014,970

Chemicals—0.6%
DowDuPont, Inc.	227,000	14,963,840

Electric Utilities—0.4%
NextEra Energy, Inc.	55,400	9,253,462

Equity Real Estate Investment Trusts—1.2%
Crown Castle International Corp.	280,586	30,252,783

Health Care Equipment & Supplies—5.6%
Becton Dickinson & Co.	215,041	51,515,222
Danaher Corp.	84,800	8,368,064
Intuitive Surgical, Inc. (b)	79,900	38,230,552
Stryker Corp.	229,506	38,754,383

		136,868,221

Health Care Providers & Services—4.8%
Anthem, Inc.	119,217	28,377,222
Centene Corp. (b)	156,876	19,328,692
Cigna Corp.	59,449	10,103,358

Security Description	Shares	Value

Health Care Providers & Services—(Continued)
UnitedHealth Group, Inc.	242,741	$59,554,077

		117,363,349

Hotels, Restaurants & Leisure—2.1%
Caesars Entertainment Corp. (a) (b)	951,123	10,177,016
Hilton Worldwide Holdings, Inc.	80,979	6,410,298
Las Vegas Sands Corp.	205,200	15,669,072
Wynn Resorts, Ltd.	114,582	19,174,152

		51,430,538

Household Durables—0.4%
NVR, Inc. (b)	3,100	9,208,085

Industrial Conglomerates—1.7%
Honeywell International, Inc.	124,199	17,890,866
Roper Technologies, Inc.	83,051	22,914,601

		40,805,467

Insurance—0.8%
Chubb, Ltd.	159,329	20,237,970

Internet & Direct Marketing Retail—14.5%
Amazon.com, Inc. (b)	131,711	223,882,358
Booking Holdings, Inc. (b)	47,496	96,278,667
Netflix, Inc. (b)	93,850	36,735,705

		356,896,730

Internet Software & Services—15.1%
Alibaba Group Holding, Ltd. (ADR) (a) (b)	364,414	67,609,729
Alphabet, Inc. - Class A (b)	57,270	64,668,711
Alphabet, Inc. - Class C (b)	63,602	70,957,571
Dropbox, Inc. - Class A (b)	24,547	795,814
Dropbox, Inc. - Class A (b) (c) (e)	143,175	4,409,647
Facebook, Inc. - Class A (b)	626,367	121,715,636
Tencent Holdings, Ltd.	841,285	41,894,447

		372,051,555

IT Services—9.7%
Adyen NV (b)	1,248	687,535
Fidelity National Information Services, Inc.	160,600	17,028,418
Fiserv, Inc. (b)	242,006	17,930,224
MasterCard, Inc. - Class A	324,458	63,762,486
PayPal Holdings, Inc. (b)	423,196	35,239,531
Visa, Inc. - Class A (a)	572,399	75,814,248
Worldpay, Inc. - Class A (b)	339,200	27,739,776

		238,202,218

Machinery—1.7%
Fortive Corp.	261,128	20,135,580
Illinois Tool Works, Inc.	44,600	6,178,884
Wabtec Corp. (a)	148,583	14,647,312

		40,961,776

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Media—1.0%
Walt Disney Co. (The)	244,694	$25,646,378

Multi-Utilities—0.8%
Sempra Energy (a)	170,991	19,853,765

Multiline Retail—0.8%
Dollar General Corp.	82,743	8,158,460
Dollarama, Inc.	269,331	10,440,123

		18,598,583

Professional Services—1.8%
Equifax, Inc.	176,998	22,144,220
TransUnion	313,324	22,446,531

		44,590,751

Real Estate Management & Development—0.0%
WeWork Cos., Inc. - Class A (b) (c) (d) (e)	2,563	117,514

Semiconductors & Semiconductor Equipment—2.5%
ASML Holding NV (a)	84,700	16,768,059
Broadcom, Inc.	102,639	24,904,327
Texas Instruments, Inc.	190,172	20,966,463

		62,638,849

Software—14.1%
Activision Blizzard, Inc.	226,800	17,309,376
Electronic Arts, Inc. (b)	175,329	24,724,896
Intuit, Inc.	199,435	40,745,568
Microsoft Corp. (a)	1,308,637	129,044,695
Red Hat, Inc. (a) (b)	116,544	15,660,017
Salesforce.com, Inc. (a) (b)	322,966	44,052,562
ServiceNow, Inc. (a) (b)	105,007	18,110,557
Symantec Corp.	1,387,261	28,646,940
UBER Technologies, Inc. - Class A (b) (c) (d) (e)	4,669	186,760
VMware, Inc. - Class A (b)	70,556	10,369,615
Workday, Inc. - Class A (a) (b)	145,165	17,582,385

		346,433,371

Technology Hardware, Storage & Peripherals—0.8%
Apple, Inc.	105,398	19,510,224

Textiles, Apparel & Luxury Goods—1.0%
NIKE, Inc. - Class B	297,958	23,741,293

Tobacco—1.1%
Philip Morris International, Inc.	347,979	28,095,824

Water Utilities—0.3%
American Water Works Co., Inc. (a)	98,748	8,431,104

Total Common Stocks (Cost $1,654,096,537)		2,407,119,891

Convertible Preferred Stocks—1.5%
Security Description	Shares/ Principal Amount*	Value

Internet Software & Services—1.0%
Airbnb, Inc. - Series D (b) (c) (d) (e)	97,047	10,033,689
Airbnb, Inc. - Series E (b) (c) (d) (e)	9,760	1,009,087
ANT International Co., Ltd. - Class C (b) (c) (d) (e)	1,458,697	8,183,290
Xiaoju Kuaizhi, Inc. - Series A-17 (b) (c) (d) (e)	91,053	4,403,323

		23,629,389

Real Estate Management & Development—0.1%
WeWork Cos., Inc. - Series E (b) (c) (d) (e)	64,744	2,968,512

Software—0.4%
Magic Leap, Inc. - Series C (b) (c) (d) (e)	124,428	3,359,556
Magic Leap, Inc. - Series D (b) (c) (d) (e)	90,348	2,439,396
UBER Technologies, Inc. (b) (c) (d) (e)	1,703	68,120
UBER Technologies, Inc. - Series A (b) (c) (d) (e)	665	26,600
UBER Technologies, Inc. - Series B (b) (c) (d) (e)	1,785	71,400
UBER Technologies, Inc. - Series C-1 (b) (c) (d) (e)	472	18,880
UBER Technologies, Inc. - Series C-2 (b) (c) (d) (e)	382	15,280
UBER Technologies, Inc. - Series C-3 (b) (c) (d) (e)	5	200
UBER Technologies, Inc. - Series D (b) (c) (d) (e)	424	16,960
UBER Technologies, Inc. - Series E (b) (c) (d) (e)	204	8,160
UBER Technologies, Inc. - Series G (b) (c) (d) (e)	98,227	3,929,080
UBER Technologies, Inc. - Series G-1 (b) (c) (d) (e)	1,024	40,960

		9,994,592

Total Convertible Preferred Stocks (Cost $28,001,590)		36,592,493

Corporate Bonds & Notes—0.2%

Lodging—0.2%
Caesars Entertainment Corp. 5.000%, 10/01/24 (Cost $5,801,535)	3,089,799	5,284,440

Short-Term Investment—0.3%

Mutual Fund—0.3%
T. Rowe Price Government Reserve Fund (f)	7,905,551	7,905,551

Total Short-Term Investments (Cost $7,905,551)		7,905,551

Securities Lending Reinvestments (g)—9.3%

Certificates of Deposit—4.6%
Banco Del Estado De Chile New York 2.455%, 3M LIBOR + 0.100%, 11/14/18 (h)	5,500,000	5,500,297
2.588%, 1M LIBOR + 0.500%, 09/21/18 (h)	2,000,000	2,001,192
Bank of Montreal (Chicago) 2.383%, 3M LIBOR + 0.030%, 11/06/18 (h)	3,000,000	2,999,826
Bank of Nova Scotia 2.605%, 3M LIBOR + 0.280%, 03/20/19 (h)	4,000,000	4,005,600
Barclays Bank plc 2.430%, 08/01/18	4,500,000	4,501,336

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Securities Lending Reinvestments (g)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
BNP Paribas New York 2.471%, 1M LIBOR + 0.470%, 12/04/18 (h)	2,000,000	$2,001,860
Canadian Imperial Bank of Commerce 2.473%, 3M LIBOR + 0.120%, 01/14/19 (h)	2,500,000	2,500,938
China Construction Bank 2.550%, 09/17/18	6,000,000	5,999,898
Commonwealth Bank of Australia 2.502%, 3M LIBOR + 0.140%, 04/23/19 (h)	2,000,000	1,999,698
Cooperative Rabobank UA 2.488%, 3M LIBOR + 0.140%, 10/16/18 (h)	4,000,000	4,003,112
2.525%, 3M LIBOR + 0.200%, 04/05/19 (h)	2,000,000	2,000,754
Credit Industriel et Commercial (NY) Zero Coupon, 07/24/18	9,939,949	9,986,000
Credit Suisse AG New York 2.460%, FEDEFF PRV + 0.550%, 09/07/18 (h)	5,000,000	5,000,000
Industrial & Commercial Bank of China, Ltd. 2.450%, 08/15/18	4,000,000	3,999,836
Natixis New York 2.215%, 1M LIBOR + 0.210%, 08/06/18 (h)	2,000,000	2,000,104
2.548%, 3M LIBOR + 0.190%, 02/01/19 (h)	3,000,000	3,000,741
Norinchukin Bank New York 2.301%, 1M LIBOR + 0.300%, 09/04/18 (h)	5,000,000	4,998,755
Royal Bank of Canada New York 2.296%, 1M LIBOR + 0.250%, 01/11/19 (h)	6,000,000	5,999,940
2.525%, 1M LIBOR + 0.440%, 09/17/18 (h)	500,000	500,401
Societe Generale 2.256%, 1M LIBOR + 0.210%, 07/10/18 (h)	5,000,000	4,999,915
Standard Chartered plc 2.250%, 08/21/18	3,500,000	3,500,535
2.384%, 1M LIBOR + 0.300%, 08/22/18 (h)	3,500,000	3,500,084
2.466%, 1M LIBOR + 0.420%, 10/11/18 (h)	1,000,000	1,000,211
Sumitomo Mitsui Banking Corp., New York 2.316%, 1M LIBOR + 0.270%, 09/10/18 (h)	8,000,000	8,000,704
2.374%, 1M LIBOR + 0.280%, 07/30/18 (h)	2,500,000	2,500,175
Sumitomo Mitsui Trust Bank, Ltd. 2.445%, 3M LIBOR + 0.090%, 10/18/18 (h)	3,002,347	3,000,105
Svenska Handelsbanken AB 2.459%, 3M LIBOR + 0.100%, 04/30/19 (h)	2,000,000	2,000,024
Wells Fargo Bank N.A. 2.467%, 3M LIBOR + 0.130%, 07/11/18 (h)	6,000,000	6,000,138
Westpac Banking Corp. 2.360%, FEDEFF PRV + 0.450%, 02/15/19 (h)	5,500,000	5,499,637

		113,001,816

Commercial Paper—1.6%
Bank of China, Ltd. 2.490%, 09/05/18	1,490,766	1,493,076
2.500%, 07/23/18	4,968,403	4,993,715
Canadian Imperial Bank of Commerce 2.485%, 1M LIBOR + 0.400%, 09/17/18 (h)	5,000,000	5,002,195
ING Funding LLC 2.350%, 1M LIBOR + 0.320%, 02/08/19 (h)	8,000,000	8,002,336
Macquarie Bank, Ltd. 2.280%, 09/04/18	2,982,520	2,987,802

Commercial Paper—(Continued)
Sheffield Receivables Co. 2.490%, 11/26/18	4,934,638	4,948,165
Starbird Funding Corp. 2.300%, 08/10/18	3,977,511	3,990,020
UBS AG 2.431%, 1M LIBOR + 0.430%, 02/01/19 (h)	5,000,000	4,999,040
Westpac Banking Corp. 2.371%, 1M LIBOR + 0.280%, 05/24/19 (h)	3,000,000	3,000,000

		39,416,349

Master Demand Notes—0.2%
Natixis Financial Products LLC 2.160%, OBFR + 0.250%, 07/02/18 (h)	5,000,000	5,000,000

Repurchase Agreements—1.6%
Barclays Capital, Inc. Repurchase Agreement dated 06/29/18 at 2.100%, due on 07/02/18 with a maturity value of $1,342,827; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 05/15/24 - 05/15/26, and an aggregate market value of $1,369,444.	1,342,592	1,342,592
Citigroup Global Markets, Inc.
Repurchase Agreement dated 05/03/18 at 2.180%, due on 07/06/18 with a maturity value of $5,019,378; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 8.750%, maturity dates ranging from 05/15/20 - 08/15/45, and various Common Stock with an aggregate market value of $5,271,438.	5,000,000	5,000,000
Repurchase Agreement dated 01/25/17 at 2.460%, due on 10/01/18 with a maturity value of $1,562,935; collateralized by U.S. Treasury Obligations with rates ranging from 1.500% - 2.500%, maturity dates ranging from 01/31/19 - 02/15/26, and an aggregate market value of $1,530,000.	1,500,000	1,500,000
Deutsche Bank AG, London
Repurchase Agreement dated 01/09/18 at 2.300%, due on 07/02/18 with a maturity value of $202,223; collateralized by various Common Stock with an aggregate market value of $223,242.	200,000	200,000
Repurchase Agreement dated 09/12/17 at 2.440%, due on 08/06/18 with a maturity value of $4,702,263; collateralized by various Common Stock with an aggregate market value of $5,134,560.	4,600,000	4,600,000
ING Bank NV Repurchase Agreement dated 05/21/18 at 2.190%, due on 07/02/18 with a maturity value of $200,511; collateralized by various Common Stock with an aggregate market value of $222,439.	200,000	200,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 08/01/17 at 2.460%, due on 10/01/18 with a maturity value of $7,718,325; collateralized by various Common Stock with an aggregate market value of $8,250,001.	7,500,000	7,500,000

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Securities Lending Reinvestments (g)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
NBC Global Finance, Ltd.
Repurchase Agreement dated 11/30/17 at 2.080%, due on 07/02/18 with a maturity value of $708,655; collateralized by various Common Stock with an aggregate market value of $779,024.	700,000	$700,000
Repurchase Agreement dated 03/16/18 at 2.080%, due on 07/02/18 with a maturity value of $704,368; collateralized by various Common Stock with an aggregate market value of $779,024.	700,000	700,000
Repurchase Agreement dated 03/16/18 at 2.110%, due on 07/06/18 with a maturity value of $5,032,822; collateralized by various Common Stock with an aggregate market value of $5,564,456.	5,000,000	5,000,000
Societe Generale
Repurchase Agreement dated 03/08/18 at 2.050%, due on 07/02/18 with a maturity value of $1,107,266; collateralized by various Common Stock with an aggregate market value of $1,224,137.	1,100,000	1,100,000
Repurchase Agreement dated 03/16/18 at 2.050%, due on 07/02/18 with a maturity value of $804,920; collateralized by various Common Stock with an aggregate market value of $890,282.	800,000	800,000
Repurchase Agreement dated 03/21/18 at 2.050%, due on 07/02/18 with a maturity value of $1,307,625; collateralized by various Common Stock with an aggregate market value of $1,446,707.	1,300,000	1,300,000
Repurchase Agreement dated 03/28/18 at 2.050%, due on 07/02/18 with a maturity value of $2,010,933; collateralized by various Common Stock with an aggregate market value of $2,225,704.	2,000,000	2,000,000
Repurchase Agreement dated 05/10/18 at 2.080%, due on 07/06/18 with a maturity value of $8,026,347; collateralized by various Common Stock with an aggregate market value of $8,902,815.	8,000,000	8,000,000

		39,942,592

Time Deposits—1.3%
Australia New Zealand Bank 1.900%, 07/02/18	5,000,000	5,000,000
DNB Bank ASA 1.870%, 07/02/18	5,000,000	5,000,000
1.870%, 07/02/18	2,000,000	2,000,000
DZ Bank AG 1.890%, 07/02/18	5,000,000	5,000,000
Erste Group Bank AG 1.910%, 07/02/18	5,000,000	5,000,000
Santander UK Group Holdings plc 1.900%, 07/02/18	5,000,000	5,000,000

Time Deposits—(Continued)
Svenska Handelsbanken AB 1.870%, 07/02/18	5,000,000	5,000,000

		32,000,000

Total Securities Lending Reinvestments (Cost $229,341,516)		229,360,757

Total Investments—109.2% (Cost $1,925,146,729)		2,686,263,132
Other assets and liabilities (net)—(9.2)%		(226,665,209)

Net Assets—100.0%		$2,459,597,923

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2018, the market value of securities loaned was $221,930,401 and the collateral received consisted of cash in the amount of $229,238,725. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2018, these securities represent 1.7% of net assets.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2018, the market value of restricted securities was $41,306,414, which is 1.7% of net assets. See details shown in the Restricted Securities table that follows.
(f)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(g)	Represents investment of cash collateral received from securities on loan as of June 30, 2018.
(h)	Variable or floating rate security. The stated rate represents the rate at June 30, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(ADR)—	American Depositary Receipt
(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Restricted Securities	Acquisition Date	Shares	Cost	Value
ANT International Co., Ltd. - Class C	06/07/18	1,458,697	$8,183,290	$8,183,290
Airbnb, Inc. - Series D	04/16/14	97,047	3,951,078	10,033,689
Airbnb, Inc. - Series E	01/28/16	9,760	908,601	1,009,087
Dropbox, Inc. - Class A	11/07/14	143,175	4,102,222	4,409,647
Magic Leap, Inc. - Series C	01/20/16	124,428	2,865,950	3,359,556
Magic Leap, Inc. - Series D	10/12/17	90,348	2,439,396	2,439,396
UBER Technologies, Inc.	01/16/18	1,703	56,146	68,120
UBER Technologies, Inc. - Class A	01/16/18	4,669	153,932	186,760
UBER Technologies, Inc. - Series A	01/16/18	665	21,924	26,600
UBER Technologies, Inc. - Series B	01/16/18	1,785	58,850	71,400
UBER Technologies, Inc. - Series C-1	01/16/18	472	15,561	18,880
UBER Technologies, Inc. - Series C-2	01/16/18	382	12,594	15,280
UBER Technologies, Inc. - Series C-3	01/16/18	5	165	200
UBER Technologies, Inc. - Series D	01/16/18	424	13,979	16,960
UBER Technologies, Inc. - Series E	01/16/18	204	6,726	8,160
UBER Technologies, Inc. - Series G	01/16/18	98,227	4,790,747	3,929,080
UBER Technologies, Inc. - Series G-1	01/16/18	1,024	49,943	40,960
WeWork Cos., Inc. - Class A	06/23/15	2,563	84,296	117,514
WeWork Cos., Inc. - Series E	06/23/15	64,744	2,129,402	2,968,512
Xiaoju Kuaizhi, Inc. - Series A-17	10/19/15	91,053	2,497,238	4,403,323

				$41,306,414

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2018:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$80,704,917	$—	$—	$80,704,917
Airlines	6,657,311	—	—	6,657,311
Auto Components	20,570,935	—	—	20,570,935
Automobiles	68,071,039	—	—	68,071,039
Banks	29,158,309	—	—	29,158,309
Beverages	12,313,088	—	—	12,313,088
Biotechnology	57,475,672	—	—	57,475,672
Capital Markets	96,014,970	—	—	96,014,970
Chemicals	14,963,840	—	—	14,963,840
Electric Utilities	9,253,462	—	—	9,253,462
Equity Real Estate Investment Trusts	30,252,783	—	—	30,252,783
Health Care Equipment & Supplies	136,868,221	—	—	136,868,221
Health Care Providers & Services	117,363,349	—	—	117,363,349
Hotels, Restaurants & Leisure	51,430,538	—	—	51,430,538
Household Durables	9,208,085	—	—	9,208,085
Industrial Conglomerates	40,805,467	—	—	40,805,467
Insurance	20,237,970	—	—	20,237,970
Internet & Direct Marketing Retail	356,896,730	—	—	356,896,730
Internet Software & Services	325,747,461	46,304,094	—	372,051,555
IT Services	238,202,218	—	—	238,202,218
Machinery	40,961,776	—	—	40,961,776
Media	25,646,378	—	—	25,646,378
Multi-Utilities	19,853,765	—	—	19,853,765
Multiline Retail	18,598,583	—	—	18,598,583
Professional Services	44,590,751	—	—	44,590,751
Real Estate Management & Development	—	—	117,514	117,514
Semiconductors & Semiconductor Equipment	62,638,849	—	—	62,638,849
Software	346,246,611	—	186,760	346,433,371
Technology Hardware, Storage & Peripherals	19,510,224	—	—	19,510,224
Textiles, Apparel & Luxury Goods	23,741,293	—	—	23,741,293
Tobacco	28,095,824	—	—	28,095,824
Water Utilities	8,431,104	—	—	8,431,104
Total Common Stocks	2,360,511,523	46,304,094	304,274	2,407,119,891
Total Convertible Preferred Stocks*	—	—	36,592,493	36,592,493
Total Corporate Bonds & Notes*	—	5,284,440	—	5,284,440
Total Short-Term Investment*	7,905,551	—	—	7,905,551
Total Securities Lending Reinvestments*	—	229,360,757	—	229,360,757
Total Investments	$2,368,417,074	$280,949,291	$36,896,767	$2,686,263,132

Collateral for Securities Loaned (Liability)	$—	$(229,238,725)	$—	$(229,238,725)

*	See Schedule of Investments for additional detailed categorizations.

Transfers from Level 3 to Level 2 in the amount of $2,514,875 were due to the initiation of trading activity which resulted in the availability of significant observable inputs.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2017	Change in Unrealized Appreciation (Depreciation)	Net Purchases	Transfer out	Balance as of June 30, 2018	Change in Unrealized Appreciation (Depreciation) from Investments Held at June 30, 2018
Common Stocks
Internet Software & Services	$2,514,875	$—	$—	$(2,514,875)	$—	$—
Real Estate Management & Development	117,514	—	—	—	117,514	—
Software	—	32,828	153,932	—	186,760	32,828
Convertible Preferred Stocks
Internet Software & Services	15,962,267	(516,168)	8,183,290	—	23,629,389	(516,168)
Real Estate Management & Development	2,968,512	—	—	—	2,968,512	—
Software	9,185,564	573,141	235,887	—	9,994,592	573,141

	$30,748,732	$89,801	$8,573,109	$(2,514,875)	$36,896,767	$89,801

	Fair Value at June 30, 2018	Valuation Technique(s)	Unobservable Input	Range		Weighted Average	Relationship Between Fair Value and Input; if input value increases then Fair Value:
Common Stock
Real Estate Management & Development	$117,514	Market Transaction Method	Precedent Transactions	$26.00	$51.81	$45.85	Increase
Software	186,760	Market Transaction Method	Precedent Transaction	$40.00	$40.00	$40.00	Increase

Convertible Preferred Stocks
Internet Software & Services	11,042,776	Discounted Cash Flow	Weighted Average Cost of Capital	14.50%	16.50%	15.50%	Decrease
			Perpetual Growth Rate	3.00%	4.00%	3.50%	Increase
		Comparable Company Analysis	Enterprise Value/Revenue	8.7x	8.7x	8.7x	Increase
			Discount for Lack of Marketability	20.00%	20.00%	20.00%	Decrease
	8,183,290	Market Transaction Method	Precedent Transaction	$5.61	$5.61	$5.61	Increase
	4,403,323	Market Transaction Method	Precedent Transaction	$48.36	$48.36	$48.36	Increase

Real Estate Management & Development	2,968,512	Market Transaction Method	Precedent Transactions	$26.00	$51.81	$45.85	Increase

Software	5,798,952	Market Transaction Method	Precedent Transaction	$27.00	$27.00	$27.00	Increase
	4,195,640	Market Transaction Method	Precedent Transaction	$40.00	$40.00	$40.00	Increase

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

Assets
Investments at value (a) (b)	$2,678,357,581
Affiliated investments at value (c)	7,905,551
Receivable for:
Investments sold	8,995,807
Fund shares sold	420,887
Dividends and interest	811,205
Dividends on affiliated investments	10,268

Total Assets	2,696,501,299
Liabilities
Due to custodian	759,694
Collateral for securities loaned	229,238,725
Payables for:
Investments purchased	2,549,149
Fund shares redeemed	2,613,834
Accrued Expenses:
Management fees	1,079,116
Distribution and service fees	196,144
Deferred trustees’ fees	140,047
Other expenses	326,667

Total Liabilities	236,903,376

Net Assets	$2,459,597,923

Net Assets Consist of:
Paid in surplus	$1,495,979,583
Undistributed net investment income	3,005,010
Accumulated net realized gain	199,496,932
Unrealized appreciation on investments and foreign currency transactions	761,116,398

Net Assets	$2,459,597,923

Net Assets
Class A	$1,497,670,277
Class B	919,053,186
Class E	42,874,460
Capital Shares Outstanding*
Class A	65,239,666
Class B	40,904,653
Class E	1,886,995
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$22.96
Class B	22.47
Class E	22.72

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,917,241,178.
(b)	Includes securities loaned at value of $221,930,401.
(c)	Identified cost of affiliated investments was $7,905,551.

Statement of Operations

Six Months Ended June 30, 2018 (Unaudited)

Investment Income
Dividends (a)	$10,616,829
Dividends from affiliated investments	87,556
Interest	77,255
Securities lending income	857,036

Total investment income	11,638,676
Expenses
Management fees	7,567,254
Administration fees	39,754
Custodian and accounting fees	132,260
Distribution and service fees—Class B	1,127,670
Distribution and service fees—Class E	32,674
Audit and tax services	24,112
Legal	21,433
Trustees’ fees and expenses	20,718
Shareholder reporting	87,293
Insurance	7,821
Miscellaneous	16,439

Total expenses	9,077,428
Less management fee waiver	(961,281)

Net expenses	8,116,147

Net Investment Income	3,522,529

Net Realized and Unrealized Gain
Net realized gain on:
Investments	203,402,047
Foreign currency transactions	49,807

Net realized gain	203,451,854

Net change in unrealized appreciation (depreciation) on:
Investments	32,044,696
Foreign currency transactions	(460)

Net change in unrealized appreciation	32,044,236

Net realized and unrealized gain	235,496,090

Net Increase in Net Assets From Operations	$239,018,619

(a)	Net of foreign withholding taxes of $38,245.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$3,522,529	$8,104,959
Net realized gain	203,451,854	438,536,537
Net change in unrealized appreciation	32,044,236	249,571,128

Increase in net assets from operations	239,018,619	696,212,624

From Distributions to Shareholders
Net investment income
Class A	(6,221,197)	(4,707,453)
Class B	(1,827,448)	(690,425)
Class E	(117,375)	(68,054)
Net realized capital gains
Class A	(265,164,868)	(92,776,055)
Class B	(164,436,493)	(48,985,683)
Class E	(7,604,341)	(2,414,230)

Total distributions	(445,371,722)	(149,641,900)

Increase (decrease) in net assets from capital share transactions	154,292,542	(255,810,822)

Total increase (decrease) in net assets	(52,060,561)	290,759,902

Net Assets
Beginning of period	2,511,658,484	2,220,898,582

End of period	$2,459,597,923	$2,511,658,484

Undistributed net investment income
End of period	$3,005,010	$7,648,501

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	419,107	$11,172,162	1,123,384	$26,033,368
Reinvestments	11,572,966	271,386,065	4,315,339	97,483,508
Redemptions	(9,690,017)	(259,965,002)	(15,467,076)	(358,976,021)

Net increase (decrease)	2,302,056	$22,593,225	(10,028,353)	$(235,459,145)

Class B
Sales	1,865,746	$48,841,557	3,239,197	$74,238,132
Reinvestments	7,241,461	166,263,941	2,236,655	49,676,108
Redemptions	(3,383,708)	(87,774,422)	(6,233,618)	(142,249,231)

Net increase (decrease)	5,723,499	$127,331,076	(757,766)	$(18,334,991)

Class E
Sales	94,915	$2,506,637	120,859	$2,766,535
Reinvestments	332,689	7,721,716	110,767	2,482,284
Redemptions	(222,011)	(5,860,112)	(311,052)	(7,265,505)

Net increase (decrease)	205,593	$4,368,241	(79,426)	$(2,016,686)

Increase (decrease) derived from capital shares transactions		$154,292,542		$(255,810,822)

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$25.34		$20.18	$22.70	$24.76	$24.51	$17.67

Income (Loss) from Investment Operations
Net investment income (a)	0.05		0.10	0.07 (b)	0.04	0.04	0.03
Net realized and unrealized gain on investments	2.54		6.55	0.13	2.55	1.94	6.87

Total from investment operations	2.59		6.65	0.20	2.59	1.98	6.90

Less Distributions
Distributions from net investment income	(0.11)		(0.07)	(0.01)	(0.04)	(0.02)	(0.06)
Distributions from net realized capital gains	(4.86)		(1.42)	(2.71)	(4.61)	(1.71)	0.00

Total distributions	(4.97)		(1.49)	(2.72)	(4.65)	(1.73)	(0.06)

Net Asset Value, End of Period	$22.96		$25.34	$20.18	$22.70	$24.76	$24.51

Total Return (%) (c)	9.82	(d)	33.86	1.76	10.78	9.09	39.16

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.63	(e)	0.63	0.62	0.62	0.63	0.63
Net ratio of expenses to average net assets (%) (f)(g)	0.55	(e)	0.56	0.58	0.58	0.58	0.58
Ratio of net investment income to average net assets (%)	0.37	(e)	0.42	0.34 (b)	0.16	0.15	0.14
Portfolio turnover rate (%)	22	(d)	49	42	35	34	41
Net assets, end of period (in millions)	$1,497.7		$1,594.6	$1,472.7	$1,540.8	$1,710.2	$2,007.8

	Class B
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$24.87		$19.84	$22.40	$24.51	$24.32	$17.54

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.02		0.04	0.02 (b)	(0.02)	(0.02)	(0.03)
Net realized and unrealized gain on investments	2.49		6.43	0.13	2.52	1.92	6.83

Total from investment operations	2.51		6.47	0.15	2.50	1.90	6.80

Less Distributions
Distributions from net investment income	(0.05)		(0.02)	0.00	0.00	0.00	(0.02)
Distributions from net realized capital gains	(4.86)		(1.42)	(2.71)	(4.61)	(1.71)	0.00

Total distributions	(4.91)		(1.44)	(2.71)	(4.61)	(1.71)	(0.02)

Net Asset Value, End of Period	$22.47		$24.87	$19.84	$22.40	$24.51	$24.32

Total Return (%) (c)	9.68	(d)	33.47	1.53	10.51	8.83	38.77

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.88	(e)	0.88	0.87	0.87	0.88	0.88
Net ratio of expenses to average net assets (%) (f)(g)	0.80	(e)	0.81	0.83	0.83	0.83	0.83
Ratio of net investment income (loss) to average net assets (%)	0.13	(e)	0.17	0.09 (b)	(0.09)	(0.09)	(0.12)
Portfolio turnover rate (%)	22	(d)	49	42	35	34	41
Net assets, end of period (in millions)	$919.1		$874.9	$712.9	$751.5	$642.4	$615.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016		2015	2014		2013
Net Asset Value, Beginning of Period	$25.11		$20.01	$22.55		$24.62	$24.40		$17.60

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.03		0.06	0.04	(b)	0.00 (h)	0.00	(h)	(0.01)
Net realized and unrealized gain on investments	2.52		6.50	0.13		2.54	1.93		6.84

Total from investment operations	2.55		6.56	0.17		2.54	1.93		6.83

Less Distributions
Distributions from net investment income	(0.08)		(0.04)	0.00		0.00	0.00		(0.03)
Distributions from net realized capital gains	(4.86)		(1.42)	(2.71)		(4.61)	(1.71)		0.00

Total distributions	(4.94)		(1.46)	(2.71)		(4.61)	(1.71)		(0.03)

Net Asset Value, End of Period	$22.72		$25.11	$20.01		$22.55	$24.62		$24.40

Total Return (%) (c)	9.72	(d)	33.66	1.61		10.63	8.93		38.87

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.78	(e)	0.78	0.77		0.77	0.78		0.78
Net ratio of expenses to average net assets (%) (f)(g)	0.70	(e)	0.71	0.73		0.73	0.73		0.73
Ratio of net investment income (loss) to average net assets (%)	0.22	(e)	0.27	0.19	(b)	0.01	0.00	(i)	(0.03)
Portfolio turnover rate (%)	22	(d)	49	42		35	34		41
Net assets, end of period (in millions)	$42.9		$42.2	$35.2		$39.5	$38.1		$40.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	The effect of the voluntary portion of the waiver on average net assets was 0.03% for six months ended June 30, 2018 and for each of the years ended December 31, 2017 through 2013 (see Note 5 of the Notes to Financial Statements).
(g)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(h)	Net investment income was less than $0.01.
(i)	Ratio of net investment income to average net assets was less than 0.01%.

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2018 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is T. Rowe Price Large Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-15

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, real estate investment trusts (“REITs”), adjustments to prior period accumulated balances and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its

BHFTII-16

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Due to Custodian - Pursuant to the custodian agreement, State Street Bank and Trust Company (“SSBT”) may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, the federal funds rate plus 2%). This obligation is payable on demand to SSBT. SSBT has a lien on the Portfolio’s assets to the extent of any overdraft. At June 30, 2018, the Portfolio had a payment of $759,694 due to SSBT pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at June 30, 2018. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy at June 30, 2018. The Portfolio’s average overdraft advances during the six months ended June 30, 2018 were not significant.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2018, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $39,942,592. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2018, with a contractual maturity of overnight and continuous.

BHFTII-17

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2018 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$560,085,274	$0	$845,550,566

The Portfolio engaged in security transactions with other accounts managed by T. Rowe Price Associates, Inc., the subadviser to the Portfolio, that amounted to $2,214,848 in purchases and $7,733,614 in sales of investments, which are included above, and resulted in realized gains of $2,576,289.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2018	% per annum	Average Daily Net Assets
$7,567,254	0.650%	Of the first $50 million
	0.600%	On amounts in excess of $50 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. T. Rowe Price Associates, Inc. (“T. Rowe Price”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

BHFTII-18

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows provided the Portfolio’s assets exceed $1 billion:

% per annum	Average Daily Net Assets
0.080%	On the first $50 million
0.050%	Of the next $50 million
0.060%	Of the next $900 million
0.035%	Of the next $500 million
0.050%	On amounts in excess of $1.5 billion

An identical agreement was in place for the period June 1, 2017 to April 30, 2018. Amounts waived for the six months ended June 30, 2018 amounted to $644,448 and are included in the total amounts shown as management fee waivers in the Statement of Operations.

T. Rowe Price agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Trust and Brighthouse Funds Trust I (“BHFTI), an affiliate of the Trust, in the aggregate, exceed $750,000,000, (ii) T. Rowe Price subadvises three or more portfolios of the Trust and BHFTI in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by Brighthouse Investment Advisers by 5% for combined Trust and BHFTI average daily net assets over $750,000,000, 7.5% for the next $1,500,000,000 of combined assets, and 10% for amounts over $3,000,000,000. MetLife Advisers has voluntarily agreed to reduce its advisory fee for the Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and Brighthouse Investment Advisers at any time. Amounts voluntarily waived by Brighthouse Investment Advisers for the six months ended June 30, 2018 amounted to $316,833 and are included in the total amounts shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, B and E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of Affiliated issuers during the six months ended June 30, 2018 is as follows:

Security Description	Market Value December 31, 2017	Purchases	Sales	Ending Value as of June 30, 2018	Income earned from affiliates during the period	Number of shares held at June 30, 2018
T. Rowe Price Government Reserve Fund	$13,044,598	$206,234,277	$(211,373,324)	$7,905,551	$87,556	7,905,551

BHFTII-19

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2018 was as follows:

Cost basis of investments	$1,928,925,348

Gross unrealized appreciation	798,652,521
Gross unrealized depreciation	(41,314,737)

Net unrealized appreciation (depreciation)	$757,337,784

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$5,465,932	$883,202	$144,175,968	$277,618,664	$149,641,900	$278,501,866

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$17,137,605	$427,685,870	$725,293,544	$—	$1,170,117,019

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Portfolio had no accumulated capital losses.

BHFTII-20

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2018, the Class A, B, E, and G shares of the T. Rowe Price Small Cap Growth Portfolio returned 7.80%, 7.69%, 7.73%, and 7.63%, respectively. The Portfolio’s benchmark, the MSCI U.S. Small Cap Growth Index1, returned 9.12%.

MARKET ENVIRONMENT / CONDITIONS

U.S. stocks posted modest returns for the six months ended June 30, 2018. Major stock indexes climbed to record highs through late January, even as interest rates rose, buoyed by strong corporate earnings, solid economic growth, and federal tax cuts. April and May brought evidence that corporate earnings had accelerated even more than expected, following the December 2017 tax cut and further stimulus provided by federal spending increases in March. Economic signals were also generally positive. The unemployment rate fell to 3.8% in May, its lowest level in 17 years, and gauges of manufacturing and service sector activity remained elevated, if down a bit from multiyear peaks reached early in the year. In the closing months of the period, global trade tensions curbed market gains. Fears that the Trump administration tariffs on trading partners would spark a trade war that could jeopardize synchronized global economic growth weighed on the markets.

As measured by various Russell indexes, small-cap shares outperformed mid- and large-caps. Growth stocks outperformed value among large- and mid-cap shares, while the opposite was true among small-caps.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed the MSCI U.S. Small Cap Growth Index for the six months ended June 30, 2018. Broadly speaking, stock selection accounted for the relative underperformance.

Stock selection in Information Technology detracted, most notably the Portfolio’s positions in Coherent and Cognex. Shares of Coherent, a leading manufacturer of specialty laser diodes and equipment, were under pressure following negative sentiment surrounding organic LED adoption due to weaker-than-anticipated iPhone X sales. Cognex, the market leader in machine vision systems for logistics and manufacturing applications, and the only publicly traded pure-play in the space, had its stock pull back following fourth-quarter earnings results as some investors sold their shares and locked in profits.

Health Care was another area of relative weakness, due to stock selection. Shares of Nektar Therapeutics, a clinical-stage biopharmaceutical company, traded sharply lower after the company released phase I/II clinical trial data involving treatment for melanoma and renal cell carcinoma where the patient response rates declined compared with earlier trial results.

On the positive side, stock selection in Industrials and Business services contributed the most to relative results. HEICO is the world’s largest manufacturer of Federal Aviation Administration-approved, reverse-engineered aircraft replacement parts. Shares rose this year following better-than-expected topline results for the electronic technologies and flight support segments. TransUnion was another top performer in the sector.

Additionally, stock selection in the Consumer Discretionary sector was a contributor for the period. Shares of Domino’s Pizza gained in response to stronger-than-expected domestic same-store sales growth and record net store growth.

While our stock selection is primarily based on a quantitative model, we take into consideration the fundamental research conducted by T. Rowe Price’s equity analysts. In constructing the Portfolio, our sector weights are usually in line with those of the MSCI U.S. Small Cap Growth Index, but we will occasionally overweight or underweight certain sectors based on our analysis.

At the end of the period, the Portfolio’s sector allocations were generally in line with the benchmark across many sectors. The Portfolio finished the period overweight the benchmark in Real Estate and Consumer Staples sectors and underweight the benchmark in the Energy, Financials, Materials, and Utilities sectors. Portfolio positioning decisions are driven primarily by bottom-up stock selection informed by rigorous internal research at the individual company level.

Sudhir Nanda

Portfolio Manager

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-1

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI U.S. SMALL CAP GROWTH INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2018

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
T. Rowe Price Small Cap Growth Portfolio
Class A	7.80	19.30	15.09	13.22	—
Class B	7.69	18.98	14.81	12.94	—
Class E	7.73	19.08	14.93	13.06	—
Class G	7.63	18.87	—	—	12.25
MSCI U.S. Small Cap Growth Index	9.12	21.80	13.41	11.74	—

1 The MSCI U.S. Small Cap Growth Index represents the growth companies of the MSCI U.S. Small Cap 1750 Index. (The MSCI U.S. Small Cap 1750 Index represents the universe of small capitalization companies in the U.S. equity market).

2 Inception dates of the Class A, Class B, Class E and Class G shares are 3/3/97, 7/30/02, 5/1/01 and 11/12/14, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2018

Top Holdings

% of Net Assets
Burlington Stores, Inc.	0.9
Teledyne Technologies, Inc.	0.9
Vail Resorts, Inc.	0.9
HEICO Corp. - Class A	0.8
Fair Isaac Corp.	0.8
Take-Two Interactive Software, Inc.	0.8
Zebra Technologies Corp. - Class A	0.7
WPX Energy, Inc.	0.7
Churchill Downs, Inc.	0.7
Pool Corp.	0.7

Top Sectors

% of Net Assets
Information Technology	23.2
Health Care	22.4
Industrials	16.7
Consumer Discretionary	15.6
Financials	6.1
Materials	4.6
Real Estate	3.5
Energy	3.3
Consumer Staples	3.2
Utilities	0.3

BHFTII-2

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2018 through June 30, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Small Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period** January 1, 2018 to June 30, 2018
Class A (a)	Actual	0.48%	$1,000.00	$1,078.00	$2.47
	Hypothetical*	0.48%	$1,000.00	$1,022.41	$2.41

Class B (a)	Actual	0.73%	$1,000.00	$1,076.90	$3.76
	Hypothetical*	0.73%	$1,000.00	$1,021.18	$3.66

Class E (a)	Actual	0.63%	$1,000.00	$1,077.30	$3.24
	Hypothetical*	0.63%	$1,000.00	$1,021.67	$3.16

Class G (a)	Actual	0.78%	$1,000.00	$1,076.30	$4.02
	Hypothetical*	0.78%	$1,000.00	$1,020.93	$3.91

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—98.9% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—4.2%
Aerojet Rocketdyne Holdings, Inc. (a)	209,306	$6,172,434
BWX Technologies, Inc.	127,633	7,954,089
Curtiss-Wright Corp.	66,359	7,898,048
HEICO Corp. - Class A	203,408	12,397,687
Hexcel Corp.	104,870	6,961,271
Moog, Inc. - Class A	90,463	7,052,495
Teledyne Technologies, Inc. (a)	66,546	13,246,647

		61,682,671

Air Freight & Logistics—0.6%
XPO Logistics, Inc. (a)	89,221	8,938,160

Airlines—0.1%
Hawaiian Holdings, Inc.	42,700	1,535,065

Auto Components—1.1%
Cooper-Standard Holdings, Inc. (a)	37,097	4,847,465
LCI Industries	41,190	3,713,279
Tenneco, Inc.	37,170	1,633,993
Visteon Corp. (a)	46,200	5,970,888

		16,165,625

Banks—2.2%
Ameris Bancorp (b)	106,793	5,697,407
Carolina Financial Corp.	79,419	3,408,663
CenterState Bank Corp.	209,928	6,260,053
First Bancorp	136,100	5,567,851
Hilltop Holdings, Inc.	89,416	1,973,411
Signature Bank (a)	28,069	3,589,464
SVB Financial Group (a)	21,891	6,321,245

		32,818,094

Beverages—0.5%
Boston Beer Co., Inc. (The) - Class A (a)	18,766	5,624,170
Coca-Cola Bottling Co. Consolidated	17,400	2,351,262

		7,975,432

Biotechnology—8.6%
Abeona Therapeutics, Inc. (a) (b)	28,300	452,800
ACADIA Pharmaceuticals, Inc. (a) (b)	66,788	1,019,853
Acceleron Pharma, Inc. (a)	40,867	1,982,867
Acorda Therapeutics, Inc. (a) (b)	43,323	1,243,370
Agios Pharmaceuticals, Inc. (a)	63,543	5,352,227
Aimmune Therapeutics, Inc. (a) (b)	58,994	1,586,349
Alkermes plc (a)	44,085	1,814,539
Alnylam Pharmaceuticals, Inc. (a) (b)	8,584	845,438
AMAG Pharmaceuticals, Inc. (a)	65,284	1,273,038
Amicus Therapeutics, Inc. (a) (b)	190,300	2,972,486
Array BioPharma, Inc. (a)	216,700	3,636,226
Bluebird Bio, Inc. (a)	34,967	5,488,071
Blueprint Medicines Corp. (a) (b)	52,917	3,359,171
Clovis Oncology, Inc. (a)	42,900	1,950,663
CRISPR Therapeutics AG (a) (b)	28,900	1,698,164
Emergent BioSolutions, Inc. (a)	80,000	4,039,200
Enanta Pharmaceuticals, Inc. (a)	4,585	531,401

Biotechnology—(Continued)
Exact Sciences Corp. (a)	169,000	10,104,510
Exelixis, Inc. (a)	78,467	1,688,610
FibroGen, Inc. (a)	71,400	4,469,640
Global Blood Therapeutics, Inc. (a) (b)	40,387	1,825,492
GlycoMimetics, Inc. (a)	51,900	837,147
Immunomedics, Inc. (a) (b)	67,995	1,609,442
Incyte Corp. (a)	22,803	1,527,801
Insmed, Inc. (a) (b)	141,984	3,357,921
Ionis Pharmaceuticals, Inc. (a)	36,086	1,503,704
Ironwood Pharmaceuticals, Inc. (a)	129,080	2,468,009
Ligand Pharmaceuticals, Inc. (a)	42,168	8,735,944
Loxo Oncology, Inc. (a)	26,900	4,666,612
Madrigal Pharmaceuticals, Inc. (a) (b)	3,900	1,090,791
Neurocrine Biosciences, Inc. (a) (b)	70,466	6,922,580
Radius Health, Inc. (a) (b)	24,923	734,481
Repligen Corp. (a)	65,531	3,082,578
Sage Therapeutics, Inc. (a)	49,238	7,707,224
Sarepta Therapeutics, Inc. (a)	73,000	9,649,140
Seattle Genetics, Inc. (a)	37,812	2,510,339
Spark Therapeutics, Inc. (a) (b)	46,718	3,866,382
TESARO, Inc. (a) (b)	34,495	1,533,993
Ultragenyx Pharmaceutical, Inc. (a)	48,196	3,704,826
Xencor, Inc. (a)	74,100	2,742,441

		125,585,470

Building Products—1.1%
AAON, Inc. (b)	35,508	1,180,641
JELD-WEN Holding, Inc. (a)	61,100	1,746,849
Lennox International, Inc. (b)	39,882	7,982,382
Patrick Industries, Inc. (a)	101,935	5,795,005

		16,704,877

Capital Markets—2.4%
Cboe Global Markets, Inc.	82,416	8,577,033
E*Trade Financial Corp. (a)	78,565	4,805,035
FactSet Research Systems, Inc.	9,882	1,957,624
Financial Engines, Inc.	46,880	2,104,912
MarketAxess Holdings, Inc. (b)	45,095	8,922,497
MSCI, Inc.	54,916	9,084,754

		35,451,855

Chemicals—3.0%
AdvanSix, Inc. (a)	90,708	3,322,634
Chase Corp.	48,305	5,663,761
GCP Applied Technologies, Inc. (a)	77,248	2,236,330
Ingevity Corp. (a)	97,168	7,857,004
Innospec, Inc.	62,378	4,775,036
Minerals Technologies, Inc.	49,031	3,694,486
NewMarket Corp. (b)	8,691	3,515,510
PolyOne Corp.	125,429	5,421,041
Scotts Miracle-Gro Co. (The) (b)	56,700	4,715,172
Stepan Co.	29,300	2,285,693

		43,486,667

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Commercial Services & Supplies—1.8%
Advanced Disposal Services, Inc. (a)	123,648	$3,063,998
Casella Waste Systems, Inc. - Class A (a)	266,400	6,822,504
Healthcare Services Group, Inc. (b)	103,312	4,462,045
Rollins, Inc.	156,700	8,239,286
U.S. Ecology, Inc.	64,214	4,090,432

		26,678,265

Communications Equipment—0.9%
ARRIS International plc (a)	123,707	3,024,018
EchoStar Corp. - Class A (a)	52,062	2,311,553
NetScout Systems, Inc. (a) (b)	76,469	2,271,129
Plantronics, Inc.	64,862	4,945,727

		12,552,427

Construction & Engineering—0.1%
Valmont Industries, Inc.	5,991	903,143

Construction Materials—0.3%
Eagle Materials, Inc.	47,200	4,954,584

Consumer Finance—0.4%
PRA Group, Inc. (a) (b)	79,187	3,052,659
SLM Corp. (a)	222,200	2,544,190

		5,596,849

Containers & Packaging—0.9%
Berry Global Group, Inc. (a)	171,897	7,896,948
Graphic Packaging Holding Co.	342,519	4,969,951

		12,866,899

Distributors—0.7%
Pool Corp.	68,585	10,390,627

Diversified Consumer Services—2.3%
Bright Horizons Family Solutions, Inc. (a)	86,854	8,904,272
Capella Education Co.	45,858	4,526,185
Service Corp. International	228,332	8,172,002
ServiceMaster Global Holdings, Inc. (a)	156,707	9,319,365
Sotheby’s (a)	48,809	2,652,281

		33,574,105

Electrical Equipment—0.5%
Atkore International Group, Inc. (a)	153,970	3,197,957
AZZ, Inc. (b)	27,329	1,187,445
Generac Holdings, Inc. (a) (b)	46,902	2,426,240

		6,811,642

Electronic Equipment, Instruments & Components—3.0%
Cognex Corp.	130,790	5,834,542
Coherent, Inc. (a) (b)	45,743	7,155,120
Littelfuse, Inc.	39,100	8,921,838
Novanta, Inc. (a)	112,500	7,008,750
OSI Systems, Inc. (a)	37,354	2,888,585
Tech Data Corp. (a) (b)	26,800	2,200,816

Electronic Equipment, Instruments & Components—(Continued)
Zebra Technologies Corp. - Class A (a)	73,900	10,586,175

		44,595,826

Energy Equipment & Services—0.7%
Apergy Corp. (a)	77,000	3,214,750
Dril-Quip, Inc. (a) (b)	34,832	1,790,365
Exterran Corp. (a)	97,600	2,443,904
Oceaneering International, Inc. (b)	68,873	1,753,506
RPC, Inc. (b)	116,100	1,691,577

		10,894,102

Equity Real Estate Investment Trusts—3.4%
CoreSite Realty Corp.	67,870	7,521,353
CubeSmart	116,671	3,759,140
CyrusOne, Inc.	119,755	6,988,902
DCT Industrial Trust, Inc.	56,800	3,790,264
Empire State Realty Trust, Inc. - Class A	138,138	2,362,160
Equity Lifestyle Properties, Inc.	65,944	6,060,254
First Industrial Realty Trust, Inc.	182,650	6,089,551
Forest City Realty Trust, Inc. - Class A	136,975	3,124,400
Pebblebrook Hotel Trust (b)	56,803	2,203,956
PS Business Parks, Inc.	27,311	3,509,463
Terreno Realty Corp.	109,417	4,121,738

		49,531,181

Food & Staples Retailing—1.1%
Casey’s General Stores, Inc.	73,772	7,751,962
Performance Food Group Co. (a)	206,700	7,585,890

		15,337,852

Food Products—1.2%
J&J Snack Foods Corp.	45,632	6,957,511
John B Sanfilippo & Son, Inc.	33,195	2,471,368
Post Holdings, Inc. (a)	65,325	5,619,257
TreeHouse Foods, Inc. (a) (b)	52,044	2,732,830

		17,780,966

Health Care Equipment & Supplies—5.1%
Align Technology, Inc. (a)	13,088	4,477,928
Avanos Medical, Inc. (a)	57,888	3,314,088
Cantel Medical Corp.	73,396	7,219,231
Cooper Cos., Inc. (The) (b)	18,402	4,332,751
DexCom, Inc. (a)	27,091	2,573,103
Glaukos Corp. (a) (b)	21,991	893,714
Globus Medical, Inc. - Class A (a)	63,500	3,204,210
ICU Medical, Inc. (a)	34,974	10,270,115
IDEXX Laboratories, Inc. (a)	27,591	6,013,183
Inogen, Inc. (a)	50,534	9,416,000
Masimo Corp. (a)	58,385	5,701,295
Natus Medical, Inc. (a)	39,172	1,351,434
NuVasive, Inc. (a)	81,985	4,273,058
Penumbra, Inc. (a) (b)	37,169	5,134,897
West Pharmaceutical Services, Inc.	65,574	6,510,843

		74,685,850

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Providers & Services—3.2%
BioTelemetry, Inc. (a) (b)	70,600	$3,177,000
Centene Corp. (a)	41,202	5,076,498
Chemed Corp.	28,800	9,268,128
Corvel Corp. (a)	41,049	2,216,646
Encompass Health Corp.	60,709	4,111,214
Molina Healthcare, Inc. (a) (b)	90,000	8,814,600
U.S. Physical Therapy, Inc.	51,958	4,987,968
WellCare Health Plans, Inc. (a)	38,699	9,529,242

		47,181,296

Health Care Technology—0.9%
Omnicell, Inc. (a)	97,322	5,104,539
Tabula Rasa HealthCare, Inc. (a)	20,200	1,289,366
Veeva Systems, Inc. - Class A (a)	78,162	6,007,531

		12,401,436

Hotels, Restaurants & Leisure—5.2%
Brinker International, Inc. (b)	6,990	332,724
Cheesecake Factory, Inc. (The) (b)	54,949	3,025,492
Choice Hotels International, Inc.	42,768	3,233,261
Churchill Downs, Inc.	35,219	10,442,433
Denny’s Corp. (a)	318,819	5,078,787
Domino’s Pizza, Inc. (b)	30,562	8,623,680
Hilton Grand Vacations, Inc. (a)	135,683	4,708,200
Jack in the Box, Inc.	30,577	2,602,714
Marriott Vacations Worldwide Corp.	20,812	2,350,923
Pinnacle Entertainment, Inc. (a)	240,457	8,110,615
Ruth’s Hospitality Group, Inc.	147,100	4,126,155
Six Flags Entertainment Corp. (b)	56,359	3,947,948
Texas Roadhouse, Inc.	98,700	6,465,837
Vail Resorts, Inc.	47,581	13,046,234

		76,095,003

Household Durables—0.4%
Helen of Troy, Ltd. (a)	60,776	5,983,397

Household Products—0.2%
Spectrum Brands Holdings, Inc. (b)	32,495	2,652,242

Independent Power and Renewable Electricity Producers—0.3%
Ormat Technologies, Inc. (b)	91,890	4,887,629

Insurance—0.6%
Heritage Insurance Holdings, Inc. (b)	47,817	797,109
Primerica, Inc.	81,609	8,128,257

		8,925,366

Internet & Direct Marketing Retail—0.5%
Liberty Expedia Holdings, Inc. - Class A (a)	81,675	3,588,799
Shutterfly, Inc. (a)	42,261	3,804,758

		7,393,557

Internet Software & Services—2.0%
Envestnet, Inc. (a) (b)	116,935	6,425,578
GTT Communications, Inc. (a)	58,700	2,641,500

Internet Software & Services—(Continued)
j2 Global, Inc. (b)	48,791	4,225,789
LogMeIn, Inc.	32,682	3,374,416
MercadoLibre, Inc. (b)	9,791	2,926,824
Stamps.com, Inc. (a)	38,276	9,685,742

		29,279,849

IT Services—4.9%
Booz Allen Hamilton Holding Corp.	203,045	8,879,158
Broadridge Financial Solutions, Inc.	88,063	10,136,051
Cardtronics plc - Class A (a)	106,072	2,564,821
CoreLogic, Inc. (a)	137,130	7,117,047
Euronet Worldwide, Inc. (a)	77,098	6,458,499
Gartner, Inc. (a)	36,661	4,872,247
Jack Henry & Associates, Inc.	35,762	4,661,934
MAXIMUS, Inc.	138,534	8,604,347
Science Applications International Corp.	48,900	3,957,477
Syntel, Inc. (a)	71,800	2,304,062
Travelport Worldwide, Ltd.	144,089	2,671,410
WEX, Inc. (a)	52,474	9,995,248

		72,222,301

Leisure Products—0.5%
Brunswick Corp.	106,346	6,857,190

Life Sciences Tools & Services—2.0%
Bio-Rad Laboratories, Inc. - Class A (a)	20,089	5,796,480
Bruker Corp.	66,800	1,939,872
Cambrex Corp. (a) (b)	80,963	4,234,365
Charles River Laboratories International, Inc. (a)	67,497	7,577,213
PRA Health Sciences, Inc. (a)	82,737	7,724,326
Syneos Health, Inc. (a)	52,986	2,485,044

		29,757,300

Machinery—3.8%
Chart Industries, Inc. (a)	26,162	1,613,672
Douglas Dynamics, Inc.	85,300	4,094,400
Graco, Inc.	155,577	7,035,192
IDEX Corp.	25,573	3,490,203
John Bean Technologies Corp. (b)	75,861	6,744,043
Lincoln Electric Holdings, Inc.	35,072	3,077,919
Lydall, Inc. (a)	94,408	4,120,909
Middleby Corp. (The) (a) (b)	27,598	2,881,783
Nordson Corp. (b)	38,794	4,981,538
Standex International Corp.	17,402	1,778,484
Toro Co. (The)	145,985	8,795,596
Welbilt, Inc. (a)	94,167	2,100,866
Woodward, Inc. (b)	66,557	5,115,571

		55,830,176

Marine—0.1%
Matson, Inc.	32,860	1,261,167

Media—2.3%
Cable One, Inc.	11,800	8,652,822
GCI Liberty, Inc. - Class A (a)	115,014	5,184,831

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Media—(Continued)
Gray Television, Inc. (a)	181,454	$2,866,973
Lions Gate Entertainment Corp. - Class B	159,233	3,735,606
Live Nation Entertainment, Inc. (a)	174,536	8,477,214
MSG Networks, Inc. - Class A (a) (b)	176,000	4,215,200

		33,132,646

Metals & Mining—0.2%
Worthington Industries, Inc.	60,616	2,544,054

Multiline Retail—0.2%
Big Lots, Inc.	52,058	2,174,983

Oil, Gas & Consumable Fuels—2.5%
Carrizo Oil & Gas, Inc. (a) (b)	55,028	1,532,530
Diamondback Energy, Inc.	46,580	6,128,530
Matador Resources Co. (a) (b)	252,734	7,594,657
PDC Energy, Inc. (a)	77,578	4,689,590
RSP Permian, Inc. (a)	151,546	6,671,055
WPX Energy, Inc. (a)	585,858	10,563,020

		37,179,382

Paper & Forest Products—0.2%
KapStone Paper and Packaging Corp.	90,035	3,106,207

Personal Products—0.2%
Nu Skin Enterprises, Inc. - Class A	36,802	2,877,548

Pharmaceuticals—2.6%
Aerie Pharmaceuticals, Inc. (a)	47,112	3,182,416
Catalent, Inc. (a)	157,701	6,606,095
Depomed, Inc. (a)	150,974	1,006,997
Innoviva, Inc. (a)	57,530	793,914
Jazz Pharmaceuticals plc (a)	11,791	2,031,589
MyoKardia, Inc. (a)	34,137	1,694,902
Nektar Therapeutics (a)	64,244	3,137,034
Pacira Pharmaceuticals, Inc. (a)	30,907	990,569
Phibro Animal Health Corp. - Class A	74,441	3,428,008
Prestige Brands Holdings, Inc. (a) (b)	123,478	4,739,086
Supernus Pharmaceuticals, Inc. (a) (b)	101,834	6,094,765
TherapeuticsMD, Inc. (a) (b)	288,110	1,797,806
Theravance Biopharma, Inc. (a) (b)	72,214	1,637,814
WAVE Life Sciences, Ltd. (a) (b)	21,287	814,228

		37,955,223

Professional Services—2.6%
ASGN, Inc. (a)	95,100	7,435,869
CoStar Group, Inc. (a) (b)	11,707	4,830,660
Dun & Bradstreet Corp. (The)	28,763	3,527,782
Exponent, Inc.	145,564	7,030,741
Insperity, Inc.	65,500	6,238,875
TransUnion	120,661	8,644,154

		37,708,081

Real Estate Management & Development—0.1%
Kennedy-Wilson Holdings, Inc. (b)	75,353	1,593,716

Road & Rail—0.9%
Landstar System, Inc.	52,465	5,729,178
Old Dominion Freight Line, Inc. (b)	54,546	8,125,172

		13,854,350

Semiconductors & Semiconductor Equipment—3.6%
Advanced Energy Industries, Inc. (a)	74,144	4,307,025
Cabot Microelectronics Corp.	33,683	3,622,944
Cavium, Inc. (a)	59,416	5,139,484
Cirrus Logic, Inc. (a) (b)	119,674	4,587,104
Ichor Holdings, Ltd. (a)	63,000	1,336,860
Integrated Device Technology, Inc. (a)	193,472	6,167,887
MaxLinear, Inc. (a) (b)	234,689	3,658,802
Mellanox Technologies, Ltd. (a)	79,300	6,684,990
MKS Instruments, Inc.	82,700	7,914,390
Nanometrics, Inc. (a)	68,000	2,407,880
Versum Materials, Inc.	167,109	6,208,099

		52,035,465

Software—8.6%
ACI Worldwide, Inc. (a)	134,769	3,324,751
Aspen Technology, Inc. (a) (b)	100,368	9,308,128
Blackbaud, Inc.	91,024	9,325,409
CommVault Systems, Inc. (a) (b)	77,071	5,075,126
Computer Modelling Group, Ltd.	54,725	420,433
Descartes Systems Group, Inc. (The) (a)	90,758	2,949,635
Ellie Mae, Inc. (a) (b)	35,281	3,663,579
Fair Isaac Corp. (a)	63,868	12,346,962
Fortinet, Inc. (a)	80,333	5,015,189
Manhattan Associates, Inc. (a)	97,523	4,584,556
Pegasystems, Inc. (b)	112,095	6,142,806
Proofpoint, Inc. (a) (b)	59,601	6,872,591
PTC, Inc. (a)	76,268	7,154,701
Qualys, Inc. (a)	80,500	6,786,150
RealPage, Inc. (a)	126,063	6,946,071
SS&C Technologies Holdings, Inc.	169,470	8,795,493
Take-Two Interactive Software, Inc. (a)	104,116	12,323,170
Tyler Technologies, Inc. (a) (b)	40,051	8,895,327
Ultimate Software Group, Inc. (The) (a)	25,924	6,670,505

		126,600,582

Specialty Retail—1.6%
Aaron’s, Inc. (b)	30,361	1,319,185
Burlington Stores, Inc. (a)	91,566	13,783,430
Children’s Place, Inc. (The)	19,992	2,415,034
Murphy USA, Inc. (a)	68,720	5,105,209
Sally Beauty Holdings, Inc. (a) (b)	40,445	648,333

		23,271,191

Technology Hardware, Storage & Peripherals—0.3%
NCR Corp. (a)	124,950	3,746,001

Textiles, Apparel & Luxury Goods—0.9%
Carter’s, Inc.	63,672	6,901,408
Steven Madden, Ltd.	128,695	6,833,705

		13,735,113

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Thrifts & Mortgage Finance—0.4%
MGIC Investment Corp. (a)	337,883	$3,622,106
Radian Group, Inc.	179,282	2,907,954

		6,530,060

Trading Companies & Distributors—0.9%
Beacon Roofing Supply, Inc. (a)	74,650	3,181,583
Univar, Inc. (a)	151,908	3,986,066
Watsco, Inc.	32,571	5,806,758

		12,974,407

Total Common Stocks (Cost $1,009,562,078)		1,449,245,152

Rights—0.0%

Biotechnology—0.0%
Dyax Corp. (a) (c) (d) (e) (Cost $146,631)	132,100	521,795

Short-Term Investment—1.2%

Mutual Fund—1.2%
T. Rowe Price Government Reserve Fund (f)	18,062,722	18,062,722

Total Short-Term Investments (Cost $18,062,722)		18,062,722

Securities Lending Reinvestments (g)—6.9%

Bank Note—0.3%
Bank of America N.A. 2.297%, 1M LIBOR + 0.250%, 11/13/18 (h)	5,000,000	5,000,000

Certificates of Deposit—3.0%
Banco Del Estado De Chile New York 2.455%, 3M LIBOR + 0.100%, 11/14/18 (h)	2,000,000	2,000,108
Bank of Montreal (Chicago) 2.383%, 3M LIBOR + 0.030%, 11/06/18 (h)	2,000,000	1,999,884
Bank of Nova Scotia 2.605%, 3M LIBOR + 0.280%, 03/20/19 (h)	1,500,000	1,502,100
Barclays Capital, plc 2.271%, 1M LIBOR + 0.270%, 08/03/18 (h)	2,500,000	2,499,765
Citibank N.A. 2.376%, 1M LIBOR + 0.330%, 09/12/18 (h)	500,000	499,965
Commonwealth Bank of Australia 2.502%, 3M LIBOR + 0.140%, 04/23/19 (h)	500,000	499,925
Cooperative Rabobank UA 2.488%, 3M LIBOR + 0.140%, 10/16/18 (h)	1,750,000	1,751,361
Credit Industriel et Commercial (NY) Zero Coupon, 07/24/18	1,987,990	1,997,200
Credit Suisse AG New York 2.437%, 3M LIBOR + 0.100%, 09/27/18 (h)	1,000,000	1,000,168
Industrial & Commercial Bank of China, Ltd. 2.450%, 08/15/18	2,500,000	2,499,897

Certificates of Deposit—(Continued)
KBC Bank NV 2.280%, 08/15/18	3,000,000	3,000,330
Mitsubishi UFJ Trust and Banking Corp. Zero Coupon, 08/13/18	4,969,636	4,987,150
Mizuho Bank, Ltd., New York 2.348%, 1M LIBOR + 0.250%, 11/26/18 (h)	2,000,000	2,000,008
Natixis New York 2.548%, 3M LIBOR + 0.190%, 02/01/19 (h)	1,000,000	1,000,247
Norinchukin Bank New York 2.291%, 1M LIBOR + 0.200%, 07/23/18 (h)	1,500,000	1,499,876
2.301%, 1M LIBOR + 0.300%, 09/04/18 (h)	500,000	499,876
Royal Bank of Canada New York 2.296%, 1M LIBOR + 0.250%, 01/11/19 (h)	1,500,000	1,499,985
2.525%, 1M LIBOR + 0.440%, 09/17/18 (h)	1,000,000	1,000,801
Societe Generale 2.256%, 1M LIBOR + 0.210%, 07/10/18 (h)	1,500,000	1,499,974
2.401%, 1M LIBOR + 0.400%, 10/02/18 (h)	1,000,000	999,900
Standard Chartered plc 2.250%, 08/21/18	1,500,000	1,500,229
Sumitomo Mitsui Banking Corp., New York 2.316%, 1M LIBOR + 0.270%, 09/10/18 (h)	2,000,000	2,000,176
Sumitomo Mitsui Trust Bank, Ltd. 2.408%, 1M LIBOR + 0.320%, 11/21/18 (h)	3,000,000	3,000,000
Wells Fargo Bank N.A. 2.502%, 3M LIBOR + 0.140%, 10/26/18 (h)	1,500,000	1,501,908
Westpac Banking Corp. 2.360%, FEDEFF PRV + 0.450%, 02/15/19 (h)	1,500,000	1,499,901

		43,740,734

Commercial Paper—1.2%
Canadian Imperial Bank of Commerce 2.485%, 1M LIBOR + 0.400%, 09/17/18 (h)	1,000,000	1,000,439
ING Funding LLC 2.236%, 1M LIBOR + 0.190%, 08/10/18 (h)	1,000,000	999,991
2.350%, 1M LIBOR + 0.320%, 02/08/19 (h)	4,000,000	4,001,168
LMA S.A. & LMA Americas 2.470%, 11/13/18	1,975,986	1,981,562
Sheffield Receivables Co. 2.490%, 11/26/18	2,467,319	2,474,083
Starbird Funding Corp. 2.300%, 08/10/18	1,988,756	1,995,010
Toyota Motor Credit Corp. 2.310%, 09/18/18	2,481,071	2,487,305
UBS AG 2.431%, 1M LIBOR + 0.430%, 02/01/19 (h)	2,000,000	1,999,616

		16,939,174

Repurchase Agreements—2.1%
Barclays Capital, Inc. Repurchase Agreement dated 06/29/18 at 2.100%, due on 07/02/18 with a maturity value of $3,522,171; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 05/15/24 - 05/15/26, and an aggregate market value of $3,591,986.	3,521,554	3,521,554

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Securities Lending Reinvestments (g)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Citigroup Global Markets, Inc. Repurchase Agreement dated 05/03/18 at 2.180%, due on 07/06/18 with a maturity value of $2,007,751; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 8.750%, maturity dates ranging from 05/15/20 - 08/15/45, and various Common Stock with an aggregate market value of $2,108,575.	2,000,000	$2,000,000
Repurchase Agreement dated 01/25/17 at 2.460%, due on 10/01/18 with a maturity value of $1,041,957; collateralized by U.S. Treasury Obligations with rates ranging from 1.500% - 2.500%, maturity dates ranging from 01/31/19 - 02/15/26, and an aggregate market value of $1,020,000.	1,000,000	1,000,000
Deutsche Bank AG, London Repurchase Agreement dated 01/09/18 at 2.300%, due on 07/02/18 with a maturity value of $404,447; collateralized by various Common Stock with an aggregate market value of $446,483.	400,000	400,000
Repurchase Agreement dated 09/12/17 at 2.440%, due on 08/06/18 with a maturity value of $1,022,231; collateralized by various Common Stock with an aggregate market value of $1,116,209	1,000,000	1,000,000
ING Bank NV Repurchase Agreement dated 05/21/18 at 2.190%, due on 07/02/18 with a maturity value of $501,278; collateralized by various Common Stock with an aggregate market value of $556,098.	500,000	500,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 2.460%, due on 10/01/18 with a maturity value of $4,821,605; collateralized by various Common Stock with an aggregate market value of $5,060,000.	4,600,000	4,600,000
NBC Global Finance, Ltd. Repurchase Agreement dated 11/30/17 at 2.080%, due on 07/02/18 with a maturity value of $1,417,310; collateralized by various Common Stock with an aggregate market value of $1,558,048.	1,400,000	1,400,000
Repurchase Agreement dated 03/16/18 at 2.080%, due on 07/02/18 with a maturity value of $1,408,736; collateralized by various Common Stock with an aggregate market value of $1,558,048.	1,400,000	1,400,000
Repurchase Agreement dated 04/23/18 at 2.110%, due on 07/06/18 with a maturity value of $1,506,506; collateralized by various Common Stock with an aggregate market value of $1,669,337.	1,500,000	1,500,000
Repurchase Agreement dated 03/16/18 at 2.110%, due on 07/06/18 with a maturity value of $1,006,564; collateralized by various Common Stock with an aggregate market value of $1,112,891.	1,000,000	1,000,000
Societe Generale Repurchase Agreement dated 03/08/18 at 2.050%, due on 07/02/18 with a maturity value of $2,214,532; collateralized by various Common Stock with an aggregate market value of $2,448,274.	2,200,000	2,200,000

Repurchase Agreements—(Continued)
Societe Generale
Repurchase Agreement dated 03/28/18 at 2.050%, due on 07/02/18 with a maturity value of $1,307,107; collateralized by various Common Stock with an aggregate market value of $1,446,707.	1,300,000	1,300,000
Repurchase Agreement dated 03/16/18 at 2.050%, due on 07/02/18 with a maturity value of $1,609,840; collateralized by various Common Stock with an aggregate market value of $1,780,563.	1,600,000	1,600,000
Repurchase Agreement dated 03/21/18 at 2.050%, due on 07/02/18 with a maturity value of $2,313,490; collateralized by various Common Stock with an aggregate market value of $2,559,559.	2,300,000	2,300,000
Repurchase Agreement dated 04/18/18 at 2.080%, due on 07/06/18 with a maturity value of $1,004,564; collateralized by various Common Stock with an aggregate market value of $1,112,852.	1,000,000	1,000,000
Repurchase Agreement dated 05/10/18 at 2.080%, due on 07/06/18 with a maturity value of $3,511,527; collateralized by various Common Stock with an aggregate market value of $3,894,982.	3,500,000	3,500,000

		30,221,554

Time Deposits—0.3%
DNB Bank ASA 1.870%, 07/02/18	1,000,000	1,000,000
1.870%, 07/02/18	2,000,000	2,000,000
DZ Bank AG 1.890%, 07/02/18	1,000,000	1,000,000
Santander UK Group Holdings plc 1.900%, 07/02/18	1,000,000	1,000,000

		5,000,000

Total Securities Lending Reinvestments (Cost $100,893,786)		100,901,462

Total Investments—107.0% (Cost $1,128,665,217)		1,568,731,131
Other assets and liabilities (net)—(7.0)%		(102,550,846)

Net Assets—100.0%		$1,466,180,285

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2018, the market value of securities loaned was $98,069,589 and the collateral received consisted of cash in the amount of $100,842,311. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(d)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2018, these securities represent less than 0.05% of net assets.
(e)	Illiquid security. As of June 30, 2018, these securities represent 0.0% of net assets.
(f)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

(g)	Represents investment of cash collateral received from securities on loan as of June 30, 2018.
(h)	Variable or floating rate security. The stated rate represents the rate at June 30, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2018:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,449,245,152	$—	$—	$1,449,245,152
Total Rights*	—	—	521,795	521,795
Total Short-Term Investment*	18,062,722	—	—	18,062,722
Total Securities Lending Reinvestments*	—	100,901,462	—	100,901,462
Total Investments	$1,467,307,874	$100,901,462	$521,795	$1,568,731,131

Collateral for Securities Loaned (Liability)	$—	$(100,842,311)	$—	$(100,842,311)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended June 30, 2018 is not presented.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

Assets
Investments at value (a) (b)	$1,550,668,409
Affiliated investments at value (c)	18,062,722
Cash denominated in foreign currencies (d)	3,538
Receivable for:
Investments sold	4,802,962
Fund shares sold	321,564
Dividends	621,511
Dividends on affiliated investments	21,686

Total Assets	1,574,502,392
Liabilities
Collateral for securities loaned	100,842,311
Payables for:
Investments purchased	4,887,218
Fund shares redeemed	1,614,349
Accrued Expenses:
Management fees	545,364
Distribution and service fees	92,557
Deferred trustees’ fees	113,593
Other expenses	226,715

Total Liabilities	108,322,107

Net Assets	$1,466,180,285

Net Assets Consist of:
Paid in surplus	$914,640,280
Undistributed net investment income	271,149
Accumulated net realized gain	111,202,957
Unrealized appreciation on investments and foreign currency transactions	440,065,899

Net Assets	$1,466,180,285

Net Assets
Class A	$1,016,434,757
Class B	427,701,781
Class E	17,940,936
Class G	4,102,811
Capital Shares Outstanding*
Class A	41,508,631
Class B	18,787,045
Class E	768,778
Class G	186,978
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$24.49
Class B	22.77
Class E	23.34
Class G	21.94

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,110,602,495.
(b)	Includes securities loaned at value of $98,069,589.
(c)	Identified cost of affiliated investments was $18,062,722.
(d)	Identified cost of cash denominated in foreign currencies was $3,553.

Statement of Operations

Six Months Ended June 30, 2018 (Unaudited)

Investment Income
Dividends (a)	$4,058,753
Dividends from affiliated investments	61,303
Securities lending income	203,758

Total investment income	4,323,814
Expenses
Management fees	3,391,946
Administration fees	22,983
Custodian and accounting fees	75,818
Distribution and service fees—Class B	530,815
Distribution and service fees—Class E	13,502
Distribution and service fees—Class G	5,838
Audit and tax services	21,770
Legal	21,433
Trustees’ fees and expenses	20,718
Shareholder reporting	71,896
Insurance	4,463
Miscellaneous	12,717

Total expenses	4,193,899
Less management fee waiver	(162,661)
Less broker commission recapture	(1,672)

Net expenses	4,029,566

Net Investment Income	294,248

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	113,511,808
Foreign currency transactions	(17)

Net realized gain	113,511,791

Net change in unrealized depreciation on:
Investments	(3,643,518)
Foreign currency transactions	(93)

Net change in unrealized depreciation	(3,643,611)

Net realized and unrealized gain	109,868,180

Net Increase in Net Assets From Operations	$110,162,428

(a)	Net of foreign withholding taxes of $5,944.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$294,248	$1,768,261
Net realized gain	113,511,791	120,975,147
Net change in unrealized appreciation (depreciation)	(3,643,611)	160,653,464

Increase in net assets from operations	110,162,428	283,396,872

From Distributions to Shareholders
Net investment income
Class A	(1,196,958)	(3,089,972)
Class B	0	(294,924)
Class E	0	(30,190)
Class G	0	(613)
Net realized capital gains
Class A	(82,319,845)	(57,061,492)
Class B	(36,922,286)	(25,529,362)
Class E	(1,510,258)	(1,045,321)
Class G	(364,458)	(212,153)

Total distributions	(122,313,805)	(87,264,027)

Increase (decrease) in net assets from capital share transactions	19,035,428	(21,037,249)

Total increase in net assets	6,884,051	175,095,596

Net Assets
Beginning of period	1,459,296,234	1,284,200,638

End of period	$1,466,180,285	$1,459,296,234

Undistributed net investment income
End of period	$271,149	$1,173,859

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Statements of Changes in Net Assets

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	956,797	$24,532,840	3,152,629	$73,254,051
Reinvestments	3,352,742	83,516,803	2,702,222	60,151,464
Redemptions	(3,786,482)	(96,980,166)	(5,999,204)	(138,365,134)

Net increase (decrease)	523,057	$11,069,477	(144,353)	$(4,959,619)

Class B
Sales	420,193	$9,968,595	1,199,386	$25,662,257
Reinvestments	1,594,226	36,922,286	1,238,575	25,824,286
Redemptions	(1,667,958)	(39,694,561)	(3,128,573)	(67,558,402)

Net increase (decrease)	346,461	$7,196,320	(690,612)	$(16,071,859)

Class E
Sales	40,248	$981,741	77,072	$1,676,736
Reinvestments	63,617	1,510,258	50,493	1,075,511
Redemptions	(90,727)	(2,210,853)	(143,297)	(3,150,668)

Net increase (decrease)	13,138	$281,146	(15,732)	$(398,421)

Class G
Sales	14,668	$342,464	25,130	$520,617
Reinvestments	16,322	364,458	10,549	212,766
Redemptions	(9,531)	(218,437)	(16,462)	(340,733)

Net increase	21,459	$488,485	19,217	$392,650

Increase (decrease) derived from capital shares transactions		$19,035,428		$(21,037,249)

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014		2013
Net Asset Value, Beginning of Period	$24.69		$21.41	$22.01	$23.40	$23.77		$17.53

Income (Loss) from Investment Operations
Net investment income (a)	0.01		0.05	0.07 (b)	0.07	0.06		0.04
Net realized and unrealized gain on investments	1.95		4.70	2.20	0.71	1.35		7.37

Total from investment operations	1.96		4.75	2.27	0.78	1.41		7.41

Less Distributions
Distributions from net investment income	(0.03)		(0.08)	(0.06)	(0.03)	(0.00	)(c)	(0.07)
Distributions from net realized capital gains	(2.13)		(1.39)	(2.81)	(2.14)	(1.78)		(1.10)

Total distributions	(2.16)		(1.47)	(2.87)	(2.17)	(1.78)		(1.17)

Net Asset Value, End of Period	$24.49		$24.69	$21.41	$22.01	$23.40		$23.77

Total Return (%) (d)	7.80	(e)	22.88	11.74	2.71	6.91		44.55

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.50	(f)	0.50	0.50	0.50	0.51		0.52
Net ratio of expenses to average net assets (%) (g)	0.48	(f)	0.48	0.48	0.48	0.48		0.49
Ratio of net investment income to average net assets (%)	0.12	(f)	0.20	0.36 (b)	0.28	0.25		0.21
Portfolio turnover rate (%)	11	(e)	22	22	27	25		29
Net assets, end of period (in millions)	$1,016.4		$1,011.9	$880.8	$863.6	$938.5		$714.2

	Class B
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014		2013
Net Asset Value, Beginning of Period	$23.09		$20.11	$20.84	$22.28	$22.77		$16.84

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.02)		(0.01)	0.02 (b)	0.01	(0.00	)(h)	(0.01)
Net realized and unrealized gain on investments	1.83		4.40	2.07	0.69	1.29		7.07

Total from investment operations	1.81		4.39	2.09	0.70	1.29		7.06

Less Distributions
Distributions from net investment income	0.00		(0.02)	(0.01)	0.00	0.00		(0.03)
Distributions from net realized capital gains	(2.13)		(1.39)	(2.81)	(2.14)	(1.78)		(1.10)

Total distributions	(2.13)		(1.41)	(2.82)	(2.14)	(1.78)		(1.13)

Net Asset Value, End of Period	$22.77		$23.09	$20.11	$20.84	$22.28		$22.77

Total Return (%) (d)	7.69	(e)	22.53	11.48	2.46	6.65		44.17

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.75	(f)	0.75	0.75	0.75	0.76		0.77
Net ratio of expenses to average net assets (%) (g)	0.73	(f)	0.73	0.73	0.73	0.73		0.74
Ratio of net investment income (loss) to average net assets (%)	(0.13	)(f)	(0.05)	0.11 (b)	0.03	(0.01)		(0.05)
Portfolio turnover rate (%)	11	(e)	22	22	27	25		29
Net assets, end of period (in millions)	$427.7		$425.8	$384.7	$373.4	$369.6		$373.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$23.61		$20.54	$21.23	$22.63	$23.09	$17.06

Income (Loss) from Investment Operations
Net investment income (a)	0.00	(h)	0.01	0.04 (b)	0.03	0.02	0.01
Net realized and unrealized gain on investments	1.86		4.49	2.11	0.71	1.30	7.16

Total from investment operations	1.86		4.50	2.15	0.74	1.32	7.17

Less Distributions
Distributions from net investment income	0.00		(0.04)	(0.03)	0.00	0.00	(0.04)
Distributions from net realized capital gains	(2.13)		(1.39)	(2.81)	(2.14)	(1.78)	(1.10)

Total distributions	(2.13)		(1.43)	(2.84)	(2.14)	(1.78)	(1.14)

Net Asset Value, End of Period	$23.34		$23.61	$20.54	$21.23	$22.63	$23.09

Total Return (%) (d)	7.73	(e)	22.70	11.55	2.61	6.69	44.32

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.65	(f)	0.65	0.65	0.65	0.66	0.67
Net ratio of expenses to average net assets (%) (g)	0.63	(f)	0.63	0.63	0.63	0.63	0.64
Ratio of net investment income (loss) to average net assets (%)	(0.03	)(f)	0.05	0.21 (b)	0.12	0.09	0.05
Portfolio turnover rate (%)	11	(e)	22	22	27	25	29
Net assets, end of period (in millions)	$17.9		$17.8	$15.8	$16.9	$17.1	$18.8

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class G
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017		2016		2015	2014(i)
Net Asset Value, Beginning of Period	$22.33		$19.49		$20.34		$21.78	$21.49

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.02)		(0.02)		0.02	(b)	(0.01)	0.01
Net realized and unrealized gain on investments	1.76		4.25		1.94		0.71	0.28

Total from investment operations	1.74		4.23		1.96		0.70	0.29

Less Distributions
Distributions from net investment income	0.00		(0.00	)(c)	0.00		0.00	0.00
Distributions from net realized capital gains	(2.13)		(1.39)		(2.81)		(2.14)	0.00

Total distributions	(2.13)		(1.39)		(2.81)		(2.14)	0.00

Net Asset Value, End of Period	$21.94		$22.33		$19.49		$20.34	$21.78

Total Return (%) (d)	7.63	(e)	22.46		11.14		2.51	1.35	(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.80	(f)	0.80		0.80		0.80	0.83	(f)
Net ratio of expenses to average net assets (%) (g)	0.78	(f)	0.78		0.78		0.78	0.81	(f)
Ratio of net investment income (loss) to average net assets (%)	(0.18	)(f)	(0.10)		0.08	(b)	(0.06)	0.40	(f)
Portfolio turnover rate (%)	11	(e)	22		22		27	25
Net assets, end of period (in millions)	$4.1		$3.7		$2.9		$1.2	$0.0	(j)

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(c)	Distributions from net investment income were less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(h)	Net investment income (loss) was less than $0.01.
(i)	Commencement of operations was November 12, 2014.
(j)	Net assets, end of period rounds to less than $0.1 million.

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2018 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is T. Rowe Price Small Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered and offers four classes of shares: Class A, B, E and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-17

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, adjustments to prior period accumulated balances, real estate investment trust (“REIT”) adjustments and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its

BHFTII-18

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2018, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $30,221,554. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2018, with a contractual maturity of overnight and continuous.

BHFTII-19

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2018 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$155,695,386	$0	$270,380,974

The Portfolio engaged in security transactions with other accounts managed by T. Rowe Price Associates, Inc., the subadviser to the Portfolio, that amounted to $151,734 in sales of investments, which are included above, and resulted in realized losses of $88,828.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2018	% per annum	Average Daily Net Assets
$3,391,946	0.550%	Of the first $100 million
	0.500%	Of the next $300 million
	0.450%	On amounts in excess of $400 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. T. Rowe Price Associates, Inc. (“T. Rowe Price”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

BHFTII-20

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Management Fee Waivers - T. Rowe Price agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Trust and Brighthouse Funds Trust I (“BHFTI”), an affiliate of the Trust, in the aggregate, exceed $750,000,000, (ii) T. Rowe Price subadvises three or more portfolios of the Trust and BHFTI in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by Brighthouse Investment Advisers by 5% for combined Trust and BHFTI average daily net assets over $750,000,000, 7.5% for the next $1,500,000,000 of combined assets, and 10% for amounts over $3,000,000,000. Brighthouse Investment Advisers has voluntarily agreed to reduce its advisory fee for the Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and Brighthouse Investment Advisers at any time. Amounts waived for the six months ended June 30, 2018 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, B, E, and G Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E, and G Shares. Under the Distribution and Service Plan, the Class B, E, and G Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E, and G Shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares, 0.15% per year for Class E Shares, and 0.30% per year for Class G Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of Affiliated issuers during the six months ended June 30, 2018 is as follows:

Security Description	Market Value December 31, 2017	Purchases	Sales	Ending Value as of June 30, 2018	Income earned from affiliates during the period	Number of shares held at June 30, 2018
T. Rowe Price Government Reserve Fund	$4,409,313	$109,262,854	$(95,609,445)	$18,062,722	$61,303	18,062,722

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2018 was as follows:

Cost basis of investments	$1,130,482,146

Gross unrealized appreciation	477,250,271
Gross unrealized depreciation	(39,001,286)

Net unrealized appreciation (depreciation)	$438,248,985

BHFTII-21

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$3,415,699	$11,380,536	$83,848,328	$150,201,669	$87,264,027	$161,582,205

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$8,404,159	$113,511,393	$441,892,581	$—	$563,808,133

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

BHFTII-22

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Managed by Van Eck Associates Corporation

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2018, the Class A and B shares of the Van Eck Global Natural Resources Portfolio returned -0.67% and -0.93%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (“S&P”) North American Natural Resources Sector Index1, returned 5.29%.

MARKET ENVIRONMENT / CONDITIONS

The most significant impact on the natural resources market came from the specter of trade conflict that loomed over global growth. However, its effect was somewhat counter-intuitive, with stocks performing poorly in the first quarter when trade was not really the issue and performing better in the second quarter when trade was more of an issue.

Crude oil performed particularly well during the first half of the year, moving back up to 2014 levels. However, this did not translate into strong energy equities. If there was one theme across the six-month period, it remained both the continued and unprecedented decoupling of the performance of higher-beta energy stocks, in particular unconventional oil & gas exploration & production companies, from crude oil prices and the lack of investment in energy equities. Energy stocks did very poorly in the first quarter because of the market’s volatility and whilst they did perform better in the second quarter, their improvement was from a very low base. At the same time, however, demand for oil remained strong, prices rose, and crude oil and product inventories continued to decline. Depending upon whose estimates are used, the Organization of Petroleum Exporting Countries (“OPEC”), Russia, and their partners agreed to increase their self-imposed oil production quotas anywhere between 500,000 and one million barrels a day. Despite this increase, the market realized it would be operating in deficit in the second half of the year and oil rallied following the agreement. The concern, then, became that OPEC does not have enough spare capacity. Despite both firmer oil prices and the improving operational and financial performance of the companies themselves, the performance of energy stocks still failed to reflect fully not only top-line growth and improved financial results, but also a more stable longer-term outlook for growth and returns.

Within diversified metals & mining industries, the combination of firm global demand (underpinned by strong demand from China), the continuing drive by companies toward “value over volume” (with the resulting supply limitations), and industry-specific events, such as labor action, was supportive of commodity prices, especially across the base metal spectrum (copper, nickel, zinc, etc.). With costs under control, the 2017 year-end results of gold mining companies were generally in line with expectations. However, although many continue to be profitable at current gold prices, they remain undervalued in relation to historic valuations.

Grains, and soybeans and corn in particular, were hit hard by trade fears in the second quarter. In contrast, however, agriculture equities did well (especially relative to the commodities), particularly during the second quarter, not least on the back of expectations for better fertilizer pricing.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Several of the key aspects that contributed to the underperformance of the Portfolio relative to its benchmark were overweight positions and underperformance in the oil & gas exploration & production sub-industry, underweight positions and underperformance in the oil & gas refining & marketing sub-industry, and the absence of any allocation to the integrated oil & gas sub-industry.

The three weakest-contributing sub-industries to the Portfolio’s performance relative to the benchmark were oil & gas exploration & production, integrated oil & gas (to which the Portfolio had no allocation), and oil & gas refining & marketing. The Portfolio’s three weakest-contributing companies were Patterson-UTI Energy, an oil & gas drilling company, Cimarex Energy, an oil & gas exploration & production company, and ProPetro Holding, an oil & gas equipment & services company. All suffered from concerns about Permian Basin takeaway capacity related to localized bottlenecks, and subsequent fears of lower drilling and oil field service activity in the area.

The three strongest positive-contributing sub-industries to the Portfolio’s performance relative to the benchmark were copper, electrical components & equipment, and paper packaging (to which the Portfolio had no allocation). The Portfolio’s three strongest positive-contributing individual positions were oil & gas exploration & production company EOG Resources, which benefited from lesser exposure to the bottlenecks of the Permian Basin relative to peers. Solar energy (electrical components & equipment) company Sunrun benefited from demonstrating both strong operational execution and performance during the quarter. It also benefited from supportive long-term policy changes taking place in the state of California. Finally, the continuing return of free cash flow to shareholders (by way of share buybacks) by oil & gas exploration & production company CNX Resources led to a rerating by the market and strong returns.

The Portfolio’s largest purchases established new positions in steel company Vale and marine (tank barge operator) company Kirby. The Portfolio’s largest sales during the reporting period were the elimination of its position in railroad company Union Pacific and the reduction of its position in oil & gas exploration & production company Concho Resources.

On both an absolute and relative basis, the Portfolio decreased its weightings to both the oil & gas equipment & services and railroads

BHFTII-1

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Managed by Van Eck Associates Corporation

Portfolio Manager Commentary*—(Continued)

sub-industries. At the same time, the Portfolio increased its weightings to both the steel and oil & gas storage & transportation sub-industries.

As of June 30, 2018, the Portfolio had no allocation to the integrated oil & gas sub-industry, making that sub-industry a substantial underweight relative to the benchmark. The Portfolio’s next largest underweight position was in the oil & gas storage & transportation sub-industry. The Portfolio also had an underweight in the oil & gas refining & marketing sub-industry. The Portfolio’s most overweight positions relative to the benchmark were in the diversified metals & mining, gold, and fertilizers & agricultural chemicals sub-industries.

Shawn Reynolds

Charles Cameron

Portfolio Managers

Van Eck Associates Corporation

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P NORTH AMERICAN NATURAL RESOURCES SECTOR INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2018

	6 Month	1 Year	5 Year	Since Inception[2]
Van Eck Global Natural Resources Portfolio
Class A	-0.67	17.54	-1.89	3.93
Class B	-0.93	17.24	-2.14	3.20
S&P North American Natural Resources Sector Index	5.29	19.80	1.74	5.77

1 The S&P North American Natural Resources Sector Index was developed as an equity benchmark for U.S. traded natural resource related stocks.

2 Inception dates of the Class A and Class B shares are 10/31/08 and 4/28/09, respectively. The since inception return of the index is based on the Class A inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2018

Top Holdings

% of Net Assets
Diamondback Energy, Inc.	4.8
EOG Resources, Inc.	4.5
First Quantum Minerals, Ltd.	4.5
Pioneer Natural Resources Co.	4.5
Teck Resources, Ltd. - Class B	4.5
Glencore plc	4.4
Parsley Energy, Inc.- Class A	4.2
Newmont Mining Corp.	3.7
Nutrien, Ltd.	3.1
Agnico Eagle Mines, Ltd. (U.S. Listed Shares)	2.9

Top Sectors

% of Net Assets
Energy	52.5
Materials	39.6
Consumer Staples	2.8
Industrials	2.3
Financials	0.5
Utilities	0.4

BHFTII-3

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2018 through June 30, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Van Eck Global Natural Resources Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period** January 1, 2018 to June 30, 2018
Class A (a)	Actual	0.80%	$1,000.00	$993.30	$3.95
	Hypothetical*	0.80%	$1,000.00	$1,020.83	$4.01

Class B (a)	Actual	1.05%	$1,000.00	$990.70	$5.18
	Hypothetical*	1.05%	$1,000.00	$1,019.59	$5.26

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—98.1% of Net Assets

Security Description	Shares	Value

Chemicals—6.0%
CF Industries Holdings, Inc. (a)	802,600	$35,635,440
Nutrien, Ltd.	699,223	38,023,747

		73,659,187

Electrical Equipment—0.8%
Sunrun, Inc. (a) (b)	743,300	9,774,395

Energy Equipment & Services—13.6%
Halliburton Co.	643,500	28,996,110
Nabors Industries, Ltd. (a)	3,748,500	24,027,885
Patterson-UTI Energy, Inc. (a)	1,617,700	29,118,600
ProPetro Holding Corp. (a) (b)	1,274,500	19,984,160
Schlumberger, Ltd.	323,900	21,711,017
Superior Energy Services, Inc. (a) (b)	1,448,000	14,103,520
Tenaris S.A. (ADR)	392,300	14,275,797
Weatherford International plc (a) (b)	4,830,800	15,893,332

		168,110,421

Food Products—2.8%
Bunge, Ltd.	166,000	11,571,860
Tyson Foods, Inc. - Class A (a)	327,100	22,520,835

		34,092,695

Independent Power and Renewable Electricity Producers—0.4%
Ormat Technologies, Inc. (a)	95,100	5,058,369

Marine—1.5%
Kirby Corp. (a) (b)	226,131	18,904,552

Metals & Mining—32.7%
Agnico Eagle Mines, Ltd. (U.S. Listed Shares)	790,133	36,211,795
Barrick Gold Corp.	1,210,500	15,893,865
First Quantum Minerals, Ltd.	3,771,400	55,567,655
Glencore plc	11,413,057	54,111,385
Goldcorp, Inc.	521,600	7,151,136
IAMGOLD Corp. (b)	1,477,900	8,586,599
KAZ Minerals plc (b)	1,211,786	13,381,321
Kinross Gold Corp. (b)	3,138,500	11,800,760
New Gold, Inc. (b)	1,838,400	3,823,872
Newmont Mining Corp.	1,200,500	45,270,855
Petra Diamonds, Ltd. (a) (b)	10,195,589	7,524,579
Randgold Resources, Ltd. (ADR) (a)	194,600	15,001,714
Rio Tinto plc (ADR) (a)	489,900	27,179,652
Steel Dynamics, Inc.	540,600	24,840,570
Teck Resources, Ltd. - Class B	2,171,100	55,254,495
Vale S.A. (ADR)	1,795,800	23,022,156

		404,622,409

Mortgage Real Estate Investment Trusts—0.5%
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (a)	308,343	6,089,774

Oil, Gas & Consumable Fuels—38.9%
Cimarex Energy Co. (a)	332,600	33,838,724

Oil, Gas & Consumable Fuels—(Continued)
CNX Resources Corp. (a) (b)	1,545,600	27,480,768
Concho Resources, Inc. (a) (b)	250,650	34,677,428
Diamondback Energy, Inc. (a)	448,900	59,061,773
EOG Resources, Inc.	448,900	55,856,627
Golar LNG, Ltd. (a)	922,000	27,162,120
Green Plains, Inc. (a)	950,600	17,395,980
Laredo Petroleum, Inc. (a) (b)	1,001,700	9,636,354
Newfield Exploration Co. (a) (b)	977,300	29,563,325
Parsley Energy, Inc. - Class A (b)	1,700,500	51,491,140
PBF Energy, Inc. - Class A	205,800	8,629,194
PDC Energy, Inc. (a) (b)	529,700	32,020,365
Pioneer Natural Resources Co.	292,800	55,409,472
RSP Permian, Inc. (a) (b)	426,500	18,774,530
Scorpio Tankers, Inc.	2,030,600	5,705,986
WPX Energy, Inc. (b)	737,300	13,293,519

		479,997,305

Paper & Forest Products—0.9%
Louisiana-Pacific Corp. (a)	421,100	11,462,342

Total Common Stocks (Cost $1,074,553,946)		1,211,771,449

Short-Term Investment—1.9%

Mutual Fund—1.9%
AIM STIT-STIC Prime Portfolio	23,888,280	23,888,280

Total Short-Term Investments (Cost $23,888,280)		23,888,280

Securities Lending Reinvestments (c)—23.2%

Bank Note—0.3%
Bank of America N.A. 2.297%, 1M LIBOR + 0.250%, 11/13/18 (d)	3,000,000	3,000,000

Certificates of Deposit—7.9%
Banco Del Estado De Chile New York 2.455%, 3M LIBOR + 0.100%, 11/14/18 (d)	6,500,000	6,500,351
Bank of Montreal (Chicago) 2.383%, 3M LIBOR + 0.030%, 11/06/18 (d)	2,000,000	1,999,884
Barclays Capital, plc 2.271%, 1M LIBOR + 0.270%, 08/03/18 (d)	3,000,000	2,999,718
Canadian Imperial Bank of Commerce 2.473%, 3M LIBOR + 0.120%, 01/14/19 (d)	2,000,000	2,000,750
Citibank N.A. 2.376%, 1M LIBOR + 0.330%, 09/12/18 (d)	6,000,000	5,999,574
Commonwealth Bank of Australia 2.502%, 3M LIBOR + 0.140%, 04/23/19 (d)	2,000,000	1,999,698
Cooperative Rabobank UA 2.488%, 3M LIBOR + 0.140%, 10/16/18 (d)	2,500,000	2,501,945
2.525%, 3M LIBOR + 0.200%, 04/05/19 (d)	1,000,000	1,000,377

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Credit Agricole S.A. 2.376%, 1M LIBOR + 0.330%, 10/09/18 (d)	6,000,000	$6,000,276
Credit Industriel et Commercial (NY) Zero Coupon, 07/24/18	9,939,949	9,986,000
Credit Suisse AG New York 2.437%, 3M LIBOR + 0.100%, 09/27/18 (d)	2,000,000	2,000,336
2.460%, FEDEFF PRV + 0.550%, 09/07/18 (d)	2,000,000	2,000,000
Industrial & Commercial Bank of China, Ltd. 2.450%, 08/15/18	3,000,000	2,999,877
KBC Bank NV 2.280%, 08/15/18	1,500,000	1,500,165
Mizuho Bank, Ltd., New York 2.348%, 1M LIBOR + 0.250%, 11/26/18 (d)	500,000	500,002
Natixis New York 2.427%, 1M LIBOR + 0.370%, 02/14/19 (d)	3,000,000	3,001,269
2.525%, 1M LIBOR + 0.440%, 09/17/18 (d)	2,000,000	2,000,920
2.548%, 3M LIBOR + 0.190%, 02/01/19 (d)	2,500,000	2,500,617
Norinchukin Bank New York 2.301%, 1M LIBOR + 0.300%, 09/04/18 (d)	5,000,000	4,998,755
Royal Bank of Canada New York 2.296%, 1M LIBOR + 0.250%, 01/11/19 (d)	5,500,000	5,499,945
Societe Generale 2.256%, 1M LIBOR + 0.210%, 07/10/18 (d)	3,000,000	2,999,949
Standard Chartered plc 2.250%, 08/21/18	2,000,000	2,000,306
2.384%, 1M LIBOR + 0.300%, 08/22/18 (d)	2,000,000	2,000,048
2.466%, 1M LIBOR + 0.420%, 10/11/18 (d)	3,000,000	3,000,633
Sumitomo Mitsui Banking Corp., New York 2.316%, 1M LIBOR + 0.270%, 09/10/18 (d)	2,500,000	2,500,220
2.374%, 1M LIBOR + 0.280%, 07/30/18 (d)	2,000,000	2,000,140
Sumitomo Mitsui Trust Bank, Ltd. 2.445%, 3M LIBOR + 0.090%, 10/18/18 (d)	4,003,129	4,000,140
Sumitomo Mitsui Trust Bank, Ltd., London 2.408%, 1M LIBOR + 0.310%, 11/26/18 (d)	5,000,000	5,000,000
Svenska Handelsbanken AB 2.459%, 3M LIBOR + 0.100%, 04/30/19 (d)	1,500,000	1,500,018
Wells Fargo Bank N.A. 2.467%, 3M LIBOR + 0.130%, 07/11/18 (d)	1,500,000	1,500,035
Westpac Banking Corp. 2.360%, FEDEFF PRV + 0.450%, 02/15/19 (d)	3,500,000	3,499,769

		97,991,717

Commercial Paper—3.9%
Bank of China, Ltd. 2.500%, 07/23/18	4,968,403	4,993,715
Canadian Imperial Bank of Commerce 2.485%, 1M LIBOR + 0.400%, 09/17/18 (d)	5,000,000	5,002,195
ING Funding LLC 2.350%, 1M LIBOR + 0.320%, 02/08/19 (d)	7,000,000	7,002,044
LMA S.A. & LMA Americas 2.470%, 11/13/18	2,963,979	2,972,343
Macquarie Bank, Ltd. 2.280%, 09/04/18	2,982,520	2,987,802
Sheffield Receivables Co. 2.490%, 11/26/18	4,934,638	4,948,165

Security Description	Principal Amount*	Value

Commercial Paper—(Continued)
Starbird Funding Corp. 2.300%, 08/10/18	3,977,511	$3,990,020
Toyota Motor Credit Corp. 2.310%, 09/18/18	2,977,285	2,984,766
2.320%, 07/26/18	2,979,507	2,995,857
UBS AG 2.431%, 1M LIBOR + 0.430%, 02/01/19 (d)	5,000,000	4,999,040
Westpac Banking Corp. 2.371%, 1M LIBOR + 0.280%, 05/24/19 (d)	5,000,000	5,000,000

		47,875,947

Repurchase Agreements—9.1%
Barclays Capital, Inc. Repurchase Agreement dated 06/29/18 at 2.100%, due on 07/02/18 with a maturity value of $4,100,841; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 05/15/24 - 05/15/26, and an aggregate market value of $4,182,126.	4,100,124	4,100,124
Citigroup Global Markets, Inc. Repurchase Agreement dated 05/03/18 at 2.180%, due on 07/06/18 with a maturity value of $3,011,627; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 8.750%, maturity dates ranging from 05/15/20 - 08/15/45, and various Common Stock with an aggregate market value of $3,162,863.	3,000,000	3,000,000
Repurchase Agreement dated 01/25/17 at 2.460%, due on 10/01/18 with a maturity value of $1,041,957; collateralized by U.S. Treasury Obligations with rates ranging from 1.500% - 2.500%, maturity dates ranging from 01/31/19 - 02/15/26, and an aggregate market value of $1,020,000.	1,000,000	1,000,000
Deutsche Bank AG, London Repurchase Agreement dated 01/09/18 at 2.300%, due on 07/02/18 with a maturity value of $3,336,685; collateralized by various Common Stock with an aggregate market value of $3,683,489.	3,300,000	3,300,000
Repurchase Agreement dated 09/12/17 at 2.440%, due on 08/06/18 with a maturity value of $1,840,016; collateralized by various Common Stock with an aggregate market value of $2,009,176.	1,800,000	1,800,000
ING Bank NV Repurchase Agreement dated 05/21/18 at 2.190%, due on 07/02/18 with a maturity value of $4,010,220; collateralized by various Common Stock with an aggregate market value of $4,448,780.	4,000,000	4,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 2.460%, due on 10/01/18 with a maturity value of $838,540; collateralized by various Common Stock with an aggregate market value of $880,000.	800,000	800,000
Repurchase Agreement dated 08/01/17 at 2.460%, due on 10/01/18 with a maturity value of $4,116,440; collateralized by various Common Stock with an aggregate market value of $4,400,000.	4,000,000	4,000,000

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
NBC Global Finance, Ltd. Repurchase Agreement dated 11/30/17 at 2.080%, due on 07/02/18 with a maturity value of $12,148,373; collateralized by various Common Stock with an aggregate market value of $13,354,695.	12,000,000	$12,000,000
Repurchase Agreement dated 03/16/18 at 2.080%, due on 07/02/18 with a maturity value of $10,062,400; collateralized by various Common Stock with an aggregate market value of $11,128,912.	10,000,000	10,000,000
Repurchase Agreement dated 04/23/18 at 2.110%, due on 07/06/18 with a maturity value of $9,039,035; collateralized by various Common Stock with an aggregate market value of $10,016,021.	9,000,000	9,000,000
Repurchase Agreement dated 03/16/18 at 2.110%, due on 07/06/18 with a maturity value of $5,032,822; collateralized by various Common Stock with an aggregate market value of $5,564,456.	5,000,000	5,000,000
Societe Generale Repurchase Agreement dated 03/08/18 at 2.050%, due on 07/02/18 with a maturity value of $11,575,964; collateralized by various Common Stock with an aggregate market value of $12,797,797.	11,500,000	11,500,000
Repurchase Agreement dated 03/16/18 at 2.050%, due on 07/02/18 with a maturity value of $8,552,275; collateralized by various Common Stock with an aggregate market value of $9,459,241.	8,500,000	8,500,000
Repurchase Agreement dated 03/21/18 at 2.050%, due on 07/02/18 with a maturity value of $15,087,979; collateralized by various Common Stock with an aggregate market value of $16,692,778.	15,000,000	15,000,000
Repurchase Agreement dated 03/28/18 at 2.050%, due on 07/02/18 with a maturity value of $10,054,667; collateralized by various Common Stock with an aggregate market value of $11,128,519.	10,000,000	10,000,000
Repurchase Agreement dated 04/18/18 at 2.080%, due on 07/06/18 with a maturity value of $2,511,411; collateralized by various Common Stock with an aggregate market value of $2,782,130.	2,500,000	2,500,000
Repurchase Agreement dated 05/10/18 at 2.080%, due on 07/06/18 with a maturity value of $7,023,053; collateralized by various Common Stock with an aggregate market value of $7,789,963.	7,000,000	7,000,000

		112,500,124

Time Deposits—2.0%
Australia New Zealand Bank 1.900%, 07/02/18	10,000,000	10,000,000
DNB Bank ASA 1.870%, 07/02/18	7,000,000	7,000,000
DZ Bank AG 1.890%, 07/02/18	2,000,000	2,000,000
Erste Group Bank AG 1.910%, 07/02/18	3,500,000	3,500,000
Santander UK Group Holdings plc 1.900%, 07/02/18	2,000,000	2,000,000

		24,500,000

Total Securities Lending Reinvestments (Cost $285,858,704)		285,867,788

Total Investments—123.2% (Cost $1,384,300,930)		1,521,527,517
Other assets and liabilities (net)—(23.2)%		(286,047,590)

Net Assets—100.0%		$1,235,479,927

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2018, the market value of securities loaned was $279,009,266 and the collateral received consisted of cash in the amount of $285,727,044. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2018.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(ADR)—	American Depositary Receipt
(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2018:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Chemicals	$73,659,187	$—	$—	$73,659,187
Electrical Equipment	9,774,395	—	—	9,774,395
Energy Equipment & Services	168,110,421	—	—	168,110,421
Food Products	34,092,695	—	—	34,092,695
Independent Power and Renewable Electricity Producers	5,058,369	—	—	5,058,369
Marine	18,904,552	—	—	18,904,552
Metals & Mining	350,511,024	54,111,385	—	404,622,409
Mortgage Real Estate Investment Trusts	6,089,774	—	—	6,089,774
Oil, Gas & Consumable Fuels	479,997,305	—	—	479,997,305
Paper & Forest Products	11,462,342	—	—	11,462,342
Total Common Stocks	1,157,660,064	54,111,385	—	1,211,771,449
Total Short-Term Investment*	23,888,280	—	—	23,888,280
Total Securities Lending Reinvestments*	—	285,867,788	—	285,867,788
Total Investments	$1,181,548,344	$339,979,173	$—	$1,521,527,517

Collateral for Securities Loaned (Liability)	$—	$(285,727,044)	$—	$(285,727,044)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

Assets
Investments at value (a) (b)	$1,521,527,517
Cash	70,077
Receivable for:
Dividends	724,737

Total Assets	1,522,322,331
Liabilities
Collateral for securities loaned	285,727,044
Payables for:
Fund shares redeemed	66,089
Accrued Expenses:
Management fees	777,192
Distribution and service fees	24,324
Deferred trustees’ fees	112,248
Other expenses	135,507

Total Liabilities	286,842,404

Net Assets	$1,235,479,927

Net Assets Consist of:
Paid in surplus	$1,356,283,690
Undistributed net investment income	2,262,971
Accumulated net realized loss	(260,293,321)
Unrealized appreciation on investments	137,226,587

Net Assets	$1,235,479,927

Net Assets
Class A	$1,118,388,730
Class B	117,091,197
Capital Shares Outstanding*
Class A	104,648,749
Class B	11,030,902
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.69
Class B	10.61

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,384,300,930.
(b)	Includes securities loaned at value of $279,009,266.

Statement of Operations

Six Months Ended June 30, 2018 (Unaudited)

Investment Income
Dividends (a)	$6,757,335
Securities lending income	555,189

Total investment income	7,312,524
Expenses
Management fees	4,343,205
Administration fees	17,706
Custodian and accounting fees	39,945
Distribution and service fees—Class B	154,589
Audit and tax services	26,480
Legal	21,433
Trustees’ fees and expenses	20,718
Shareholder reporting	28,205
Insurance	2,977
Miscellaneous	12,202

Total expenses	4,667,460
Less management fee waiver	(61,969)
Less broker commission recapture	(6,743)

Net expenses	4,598,748

Net Investment Income	2,713,776

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	22,359,284
Foreign currency transactions	87,048

Net realized gain	22,446,332

Net change in unrealized appreciation (depreciation) on:
Investments	(36,281,759)
Foreign currency transactions	344

Net change in unrealized depreciation	(36,281,415)

Net realized and unrealized loss	(13,835,083)

Net Decrease in Net Assets From Operations	$(11,121,307)

(a)	Net of foreign withholding taxes of $140,670.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$2,713,776	$1,817,448
Net realized gain (loss)	22,446,332	(11,881,461)
Net change in unrealized appreciation (depreciation)	(36,281,415)	23,318,938

Increase (decrease) in net assets from operations	(11,121,307)	13,254,925

From Distributions to Shareholders
Net investment income
Class A	(1,880,391)	(973,863)

Total distributions	(1,880,391)	(973,863)

Increase in net assets from capital share transactions	122,343,157	65,486,891

Total increase in net assets	109,341,459	77,767,953

Net Assets
Beginning of period	1,126,138,468	1,048,370,515

End of period	$1,235,479,927	$1,126,138,468

Undistributed net investment income
End of period	$2,262,971	$1,429,586

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	19,372,175	$212,701,575	16,577,609	$159,198,096
Reinvestments	172,989	1,880,391	108,448	973,863
Redemptions	(6,853,785)	(75,642,977)	(9,125,652)	(96,618,555)

Net increase	12,691,379	$138,938,989	7,560,405	$63,553,404

Class B
Sales	204,380	$2,111,286	2,671,393	$25,673,875
Redemptions	(1,730,589)	(18,707,118)	(2,365,074)	(23,740,388)

Net increase (decrease)	(1,526,209)	$(16,595,832)	306,319	$1,933,487

Increase derived from capital shares transactions		$122,343,157		$65,486,891

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Financial Highlights

Selected per share data	Class A
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.78		$10.86	$7.59	$11.32	$14.21	$12.91

Income (Loss) from Investment Operations
Net investment income (a)	0.03		0.02	0.01	0.08	0.08	0.08
Net realized and unrealized gain (loss) on investments	(0.10)		(0.09)	3.34	(3.76)	(2.66)	1.34

Total from investment operations	(0.07)		(0.07)	3.35	(3.68)	(2.58)	1.42

Less Distributions
Distributions from net investment income	(0.02)		(0.01)	(0.08)	(0.05)	(0.08)	(0.12)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	(0.23)	0.00

Total distributions	(0.02)		(0.01)	(0.08)	(0.05)	(0.31)	(0.12)

Net Asset Value, End of Period	$10.69		$10.78	$10.86	$7.59	$11.32	$14.21

Total Return (%) (b)	(0.67	)(c)	(0.62)	44.26	(32.64)	(18.63)	11.06

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.81	(d)	0.81	0.81	0.81	0.81	0.81
Net ratio of expenses to average net assets (%) (e)	0.80	(d)	0.80	0.80	0.80	0.80	0.80
Ratio of net investment income to average net assets (%)	0.52	(d)	0.21	0.14	0.82	0.56	0.64
Portfolio turnover rate (%)	16	(c)	23	49	25	39	36
Net assets, end of period (in millions)	$1,118.4		$991.7	$916.2	$752.1	$841.0	$1,018.8

	Class B
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.71		$10.79	$7.55	$11.25	$14.12	$12.83

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.01		(0.01)	(0.01)	0.06	0.04	0.05
Net realized and unrealized gain (loss) on investments	(0.11)		(0.07)	3.31	(3.74)	(2.64)	1.33

Total from investment operations	(0.10)		(0.08)	3.30	(3.68)	(2.60)	1.38

Less Distributions
Distributions from net investment income	0.00		0.00	(0.06)	(0.02)	(0.04)	(0.09)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	(0.23)	0.00

Total distributions	0.00		0.00	(0.06)	(0.02)	(0.27)	(0.09)

Net Asset Value, End of Period	$10.61		$10.71	$10.79	$7.55	$11.25	$14.12

Total Return (%) (b)	(0.93	)(c)	(0.74)	43.74	(32.76)	(18.82)	10.76

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.06	(d)	1.06	1.06	1.06	1.06	1.06
Net ratio of expenses to average net assets (%) (e)	1.05	(d)	1.05	1.05	1.05	1.05	1.05
Ratio of net investment income (loss) to average net assets (%)	0.25	(d)	(0.05)	(0.12)	0.56	0.31	0.38
Portfolio turnover rate (%)	16	(c)	23	49	25	39	36
Net assets, end of period (in millions)	$117.1		$134.4	$132.2	$114.2	$135.3	$158.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2018 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Van Eck Global Natural Resources Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820-Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-12

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, real estate investment trusts (“REITs”) and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

BHFTII-13

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2018, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $112,500,124. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2018, with a contractual maturity of overnight and continuous.

BHFTII-14

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Natural Resource and Foreign Investment Risk: The Portfolio may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. Since the Portfolio may concentrate its investments, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature. In addition, the investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2018 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$283,051,554	$0	$172,470,590

During the period ended June 30, 2018, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $ 8,668,014 in purchases of investments, which are included above.

BHFTII-15

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2018	% per annum	Average Daily Net Assets
$4,343,205	0.800%	Of the first $250 million
	0.775%	Of the next $750 million
	0.750%	On amounts in excess of $1 billion

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Van Eck Associates Corporation (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.025%	On amounts over $500 million and under $1 billion

An identical agreement was in place for the period May 1, 2017 to April 30, 2018. Amounts waived for the six months ended June 30, 2018 are shown as a management fee waiver in the Statement of Operations.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A and B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B Shares. Under the Distribution and Service Plan, the Class B Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTII-16

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2018 was as follows:

Cost basis of investments	$1,395,216,940

Gross unrealized appreciation	188,628,202
Gross unrealized depreciation	(62,317,625)

Net unrealized appreciation (depreciation)	$126,310,577

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$973,863	$8,304,252	$—	$—	$973,863	$8,304,252

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$1,544,673	$—	$162,592,336	$(271,823,643)	$(107,686,634)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Portfolio had post-enactment accumulated short-term capital losses of $19,324,736, post-enactment accumulated long-term capital losses of $252,498,907 and no pre-enactment accumulated capital loss carryforwards.

BHFTII-17

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2018, the Class A, B, and E shares of the Western Asset Management Strategic Bond Opportunities Portfolio returned -2.96%, -3.03%, and -3.00%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1, returned -1.62%.

MARKET ENVIRONMENT / CONDITIONS

The overall U.S. bond market posted a negative return for the first six months of the year as most spread sector performance was mixed compared to U.S. Treasuries. Short-term yields rose early in the year but settled out in June close to where they began while their longer-term counterparts declined. The yield on the 10-year Treasury began the year at 2.40%, peaked at 3.11% on May 17th, and ended June at 2.85%.

The first half of 2018 ushered in a new Chairman for the Federal Reserve Board (the “Fed”), Jerome Powell. After holding rates steady at its meeting in January 2018, the Fed under Powell elected to raise rates 0.25% at its meeting in March and another 0.25% at its meeting in June, pushing the Fed’s target rate to a range between 1.75% and 2.00%. These increases marked the Fed’s sixth and seventh rate hike since December 2015, and the Fed currently anticipates raising rates two more times during the year.

The European Central Bank (the “ECB”) also made a significant announcement in June, by signaling the beginning of the end for monetary stimulus in the Eurozone. The ECB stated it would finalize its asset purchases program at the end of this year and offered guidance on the path of Eurozone interest rates going forward; the ECB said it “expects the key ECB interest rates to remain at their present levels at least through the summer of 2019.” During the same meeting, the ECB also revised its growth projections for the Eurozone downward, trimming its 2018 gross domestic product (“GDP”) forecast to 2.1% from 2.4%.

In the U.S., the Commerce Department reported that first quarter 2018 GDP annualized growth was 2.0%. In contrast, the economy expanded 2.9% during the previous quarter. More modest GDP growth in the first quarter reflected lower personal consumption expenditures, exports, state and local government spending, federal government spending and a downturn in residential fixed investment. By contrast, the labor market continued to be a source of strength for the U.S. economy, ending June at a 4.0% unemployment rate. The manufacturing sector also continued to expand and support the economy during the period. According to the Institute for Supply Management’s Purchasing Managers Index, the manufacturing sector expanded for a 22nd consecutive month in June, with a reading of 60.

On the back of softening global growth forecasts, late spring saw a sharp divergence in market expectations for U.S. growth in the second half of 2018 as compared to the expectations for Europe, China, and emerging markets broadly. This, coupled with rising trade tensions and political uncertainty in the Eurozone following a populist victory in Italy, led to corporate bond spread widening across most sectors. The U.S. dollar, which had weakened at the start of the year, strengthened versus all other currencies by late June.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Western Asset Management Strategic Bond Opportunities Portfolio underperformed its benchmark over the reporting period.

The Portfolio’s long duration bias in the U.S. and select emerging market (“EM”) countries, coupled with a short German duration bias, significantly detracted from performance over the period. As the yield curve flattened with longer-term yields generally unchanged and short-to-intermediate yields higher, the Portfolio’s positioning weighed on performance. The Portfolio’s duration positioning reflected our view that U.S. inflation will not rise meaningfully, the Fed will remain dovish, and growth in the U.S., Europe, and EM will continue.

As headlines over the first six months of the year threatened to contradict with our view, the Portfolio saw negative performance as a result of positions in several sectors, notably in emerging markets and currency positions. Macro events, including a slightly hawkish tone from the Fed, kicked off a sustained rally in the U.S. dollar versus other world currencies. This in turn weighed on the Portfolio’s performance, particularly with respect to long positions in select emerging markets currencies such as the Argentine peso and Brazilian real.

During a period in which many spread sectors underperformed, high-yield corporate bonds, Commercial Mortgage-Backed Securities (“CMBS”), and Non-Agency Residential Mortgage-Backed Securities (“RMBS”) all contributed positively to performance. Although high-yield corporate bond spreads moved through historical averages, demand for credit remained strong against a backdrop of low-yielding government markets. Within structured credit, strong demand and limited supply in real estate markets helped support continued positive returns for the sector.

BHFTII-1

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*—(Continued)

Western Asset believes the current economic cycle should extend much further before we see signs of inflationary pressures We believe that if global growth continues on a solid pace, inflation remains in check, and central banks continue to be accommodative, select local emerging markets currencies should perform despite recent U.S. dollar strengthening. However, to mitigate additional emerging markets foreign exchange-related volatility, we have reduced exposure a number of emerging markets currencies. We also added a short position in the Korean won, complementing other short positions in the Canadian dollar, Philippine peso, and the euro, as a hedge against further U.S. dollar strength.

At period end, the Portfolio maintained steady allocations to Non-Agency RMBS (7.2%) and CMBS (5.0%) and trimmed its bank loan exposure (9.2%) slightly in favor of a small additional allocation to those sub-sectors of structured product. In addition to this, the Portfolio maintained overweight positions to Investment Grade Credit (26.4%) and High Yield Credit (27.9%). The Portfolio also ended the period with an underweight to the 10-year part of the Treasury yield curve and overall duration extended by 0.14 years. The Portfolio’s duration positioning reflects our view that U.S. inflation should not rise meaningfully, the Fed should remain dovish, and growth in the U.S., Europe and emerging markets should continue.

S. Kenneth Leech

Carl L. Eichsteadt

Mark S. Lindbloom

Michael Buchanan

Annabel Rudebeck

Portfolio Managers

Western Asset Management Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2018

	6 Month	1 Year	5 Year	10 Year
Western Asset Management Strategic Bond Opportunities Portfolio
Class A	-2.96	-0.31	3.86	6.30
Class B	-3.03	-0.51	3.62	6.04
Class E	-3.00	-0.49	3.71	6.14
Bloomberg Barclays U.S. Aggregate Bond Index	-1.62	-0.40	2.27	3.72

1 The Bloomberg Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2018

Top Sectors

% of Net Assets
Corporate Bonds & Notes	55.3
Mortgage-Backed Securities	10.9
Floating Rate Loans	9.0
Foreign Government	7.8
Asset-Backed Securities	6.1
U.S. Treasury & Government Agencies	4.0
Convertible Bonds	0.9
Purchased Options	0.5
Convertible Preferred Stocks	0.3
Municipals	0.2

BHFTII-3

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2018 through June 30, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Western Asset Management Strategic Bond Opportunities Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period** January 1, 2018 to June 30, 2018
Class A (a)	Actual	0.55%	$1,000.00	$970.40	$2.69
	Hypothetical*	0.55%	$1,000.00	$1,022.07	$2.76

Class B (a)	Actual	0.80%	$1,000.00	$969.70	$3.91
	Hypothetical*	0.80%	$1,000.00	$1,020.83	$4.01

Class E (a)	Actual	0.70%	$1,000.00	$970.00	$3.42
	Hypothetical*	0.70%	$1,000.00	$1,021.32	$3.51

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Corporate Bonds & Notes—55.3% of Net Assets

Security Description	Principal Amount*	Value

Aerospace/Defense—0.5%
Harris Corp. 4.854%, 04/27/35	350,000	$357,165
5.054%, 04/27/45	1,089,000	1,126,142
Northrop Grumman Corp. 2.930%, 01/15/25	13,360,000	12,683,494
3.200%, 02/01/27	3,560,000	3,354,900
Raytheon Co. 3.125%, 10/15/20	30,000	30,139
United Technologies Corp. 4.500%, 06/01/42	290,000	286,581

		17,838,421

Agriculture—0.1%
Altria Group, Inc. 5.375%, 01/31/44	649,000	703,433
Reynolds American, Inc. 4.850%, 09/15/23	2,640,000	2,744,123

		3,447,556

Airlines—0.1%
Air Canada Pass-Through Trust 4.125%, 05/15/25 (144A)	647,935	649,425
American Airlines Pass-Through Trust 5.600%, 07/15/20 (144A)	1,037,947	1,059,354
Delta Air Lines Pass-Through Trust 4.950%, 05/23/19	203,704	205,598
Northwest Airlines Pass-Through Trust 7.575%, 03/01/19	2,003	2,023

		1,916,400

Apparel—0.5%
Hanesbrands, Inc. 4.875%, 05/15/26 (144A) (a)	14,688,000	14,173,920
Levi Strauss & Co. 5.000%, 05/01/25	2,845,000	2,830,775

		17,004,695

Auto Manufacturers—0.2%
General Motors Co. 6.600%, 04/01/36	5,134,000	5,556,668

Auto Parts & Equipment—1.3%
Adient Global Holdings, Ltd. 4.875%, 08/15/26 (144A)	3,700,000	3,320,750
Allison Transmission, Inc. 4.750%, 10/01/27 (144A) (a)	6,920,000	6,452,900
5.000%, 10/01/24 (144A) (a)	4,790,000	4,712,162
Delphi Technologies plc 5.000%, 10/01/25 (144A)	4,210,000	4,015,288
IHO Verwaltungs GmbH 4.125%, 4.875% PIK, 09/15/21 (144A) (b)	1,840,000	1,812,400
4.500%, 5.250% PIK, 09/15/23 (144A) (b)	1,050,000	1,005,375
4.750%, 5.500% PIK, 09/15/26 (144A) (a) (b)	3,440,000	3,237,900

Auto Parts & Equipment—(Continued)
ZF North America Capital, Inc. 4.750%, 04/29/25 (144A)	18,393,000	18,390,579

		42,947,354

Banks—8.8%
ABN AMRO Bank NV 4.750%, 07/28/25 (144A)	321,000	319,145
Banco Bilbao Vizcaya Argentaria S.A. 7.000%, 5Y EUR Swap + 6.155%, 02/19/19 (EUR) (c)	8,800,000	10,507,926
Banco Mercantil del Norte S.A. 6.875%, 5Y CMT + 5.035%, 07/06/22 (144A) (c)	800,000	790,872
7.625%, 10Y CMT + 5.353%, 01/10/28 (144A) (a) (c)	800,000	790,000
Banco Santander S.A. 3.800%, 02/23/28	400,000	365,353
3.848%, 04/12/23	9,800,000	9,584,324
Bank of America Corp. 4.000%, 01/22/25	16,110,000	15,903,026
4.250%, 10/22/26	7,628,000	7,537,704
Barclays Bank plc 7.625%, 11/21/22	16,450,000	17,708,425
Barclays plc 4.972%, 3M LIBOR + 1.902%, 05/16/29 (c)	4,990,000	4,943,675
BBVA Bancomer S.A. 5.125%, 5Y CMT + 2.650%, 01/18/33 (144A) (c)	16,480,000	14,605,400
BNP Paribas S.A. 4.375%, 05/12/26 (144A)	7,680,000	7,451,048
7.625%, 5Y USD Swap + 6.314%, 03/30/21 (144A) (a) (c)	2,850,000	2,974,688
BPCE S.A. 4.875%, 04/01/26 (144A)	12,000,000	11,902,636
5.150%, 07/21/24 (144A)	420,000	425,843
CIT Group, Inc. 6.125%, 03/09/28 (a)	3,820,000	3,925,050
Citigroup, Inc. 4.050%, 07/30/22 (a)	110,000	110,594
4.450%, 09/29/27	11,094,000	10,912,413
Cooperatieve Rabobank UA 3.750%, 07/21/26	4,210,000	3,941,125
4.375%, 08/04/25	1,470,000	1,441,234
4.625%, 12/01/23	5,870,000	5,912,690
11.000%, 3M LIBOR + 10.868%, 06/30/19 (144A) (c)	415,000	444,569
Credit Agricole S.A. 7.875%, 5Y USD Swap + 4.898%, 01/23/24 (144A) (c)	1,750,000	1,785,000
8.125%, 5Y USD Swap + 6.185%, 12/23/25 (144A) (a) (c)	7,050,000	7,464,187
8.375%, 3M LIBOR + 6.982%, 10/13/19 (144A) (a) (c)	640,000	665,600
Credit Suisse Group AG 7.500%, 5Y USD Swap + 4.598%, 12/11/23 (144A) (a) (c)	4,365,000	4,506,862
Goldman Sachs Group, Inc. (The) 3.500%, 11/16/26	2,920,000	2,751,267
4.000%, 03/03/24	1,510,000	1,511,056
4.250%, 10/21/25	8,890,000	8,759,662
5.250%, 07/27/21	1,330,000	1,397,737
6.750%, 10/01/37	2,000,000	2,373,684
7.500%, 02/15/19	20,000	20,552

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
HSBC Holdings plc 3.900%, 05/25/26	10,850,000	$10,609,458
4.583%, 3M LIBOR + 1.535%, 06/19/29 (c)	2,650,000	2,676,590
6.000%, 5Y USD ICE Swap + 3.746%, 05/22/27 (a) (c)	4,430,000	4,108,825
6.250%, 5Y USD ICE Swap + 3.453%, 03/23/23 (a) (c)	3,770,000	3,699,312
6.500%, 5Y USD ICE Swap + 3.606%, 03/23/28 (c)	3,770,000	3,619,200
Intesa Sanpaolo S.p.A.
3.125%, 07/14/22 (144A)	1,970,000	1,818,289
3.375%, 01/12/23 (144A)	1,900,000	1,746,472
3.875%, 07/14/27 (144A)	8,790,000	7,584,501
5.017%, 06/26/24 (144A)	2,440,000	2,214,704
5.710%, 01/15/26 (144A) (a)	17,780,000	16,257,351
6.500%, 02/24/21 (144A)	1,175,000	1,217,412
JPMorgan Chase & Co. 3.625%, 12/01/27	6,430,000	6,045,397
3.875%, 09/10/24	2,722,000	2,696,756
Lloyds Banking Group plc 4.582%, 12/10/25	3,011,000	2,951,564
4.650%, 03/24/26	3,920,000	3,856,964
7.500%, 5Y USD Swap + 4.760%, 06/27/24 (c)	3,580,000	3,635,490
Macquarie Bank, Ltd. 4.875%, 06/10/25 (144A) (a)	2,100,000	2,092,995
Macquarie Group, Ltd. 6.000%, 01/14/20 (144A) (a)	3,200,000	3,327,844
6.250%, 01/14/21 (144A) (a)	400,000	424,200
Morgan Stanley 4.000%, 07/23/25	1,165,000	1,161,457
4.100%, 05/22/23	1,000,000	1,003,818
4.875%, 11/01/22	250,000	259,303
Royal Bank of Scotland Group plc 4.800%, 04/05/26	400,000	402,250
5.125%, 05/28/24	2,870,000	2,894,892
6.000%, 12/19/23	875,000	918,201
6.100%, 06/10/23	780,000	821,496
8.625%, 5Y USD Swap + 7.598%, 08/15/21 (c)	2,890,000	3,071,348
Santander Holdings USA, Inc. 4.500%, 07/17/25	570,000	559,117
Santander UK Group Holdings plc 4.750%, 09/15/25 (144A) (a)	10,031,000	9,795,412
7.375%, 5Y GBP Swap + 5.543%, 06/24/22 (GBP) (c)	2,620,000	3,596,056
Santander UK plc 7.950%, 10/26/29 (a)	272,000	338,953
Standard Chartered plc 3.950%, 01/11/23 (144A)	2,425,000	2,369,064
5.700%, 03/26/44 (144A) (a)	600,000	626,292
UBS AG 7.625%, 08/17/22	2,850,000	3,146,115
UBS Group Funding Switzerland AG 4.253%, 03/23/28 (144A) (a)	2,950,000	2,931,051
Wells Fargo & Co. 4.300%, 07/22/27	10,990,000	10,830,497
Wells Fargo Capital X 5.950%, 12/01/86	90,000	96,842

		289,138,835

Beverages—0.2%
Constellation Brands, Inc. 4.750%, 12/01/25	140,000	144,928
Cott Holdings, Inc. 5.500%, 04/01/25 (144A) (a)	5,530,000	5,377,925
Dr Pepper Snapple Group, Inc. 3.400%, 11/15/25	64,000	60,466
4.500%, 11/15/45	32,000	29,455

		5,612,774

Biotechnology—0.2%
Celgene Corp.
3.875%, 08/15/25	1,120,000	1,089,942
5.000%, 08/15/45	800,000	783,354
Gilead Sciences, Inc. 2.550%, 09/01/20	1,675,000	1,654,875
3.500%, 02/01/25	1,795,000	1,767,875
4.600%, 09/01/35	1,800,000	1,852,549

		7,148,595

Building Materials—0.3%
Standard Industries, Inc. 5.375%, 11/15/24 (144A)	8,710,000	8,601,125

Chemicals—0.2%
Monitchem HoldCo 2 S.A. 6.875%, 06/15/22 (EUR)	3,104,000	3,174,898
Olin Corp. 5.000%, 02/01/30 (a)	3,250,000	3,071,250

		6,246,148

Commercial Services—1.5%
Ashtead Capital, Inc. 4.125%, 08/15/25 (144A) (a)	2,000,000	1,865,000
4.375%, 08/15/27 (144A)	7,520,000	6,993,600
Board of Trustees of The Leland Stanford Junior University (The) 4.750%, 05/01/19	950,000	966,378
Brink’s Co. (The) 4.625%, 10/15/27 (144A) (a)	3,420,000	3,197,700
Carriage Services, Inc. 6.625%, 06/01/26 (144A) (a)	5,500,000	5,575,625
Ecolab, Inc. 4.350%, 12/08/21	57,000	58,833
Hertz Corp. (The) 5.875%, 10/15/20	4,760,000	4,652,900
Live Nation Entertainment, Inc. 2.500%, 03/15/23 (144A)	6,820,000	7,061,516
Metropolitan Museum of Art (The) 3.400%, 07/01/45	2,025,000	1,889,748
Prime Security Services Borrower LLC / Prime Finance, Inc. 9.250%, 05/15/23 (144A) (a)	3,183,000	3,388,940
UBM plc 5.750%, 11/03/20 (144A)	50,000	50,988
United Rentals North America, Inc. 4.625%, 10/15/25 (a)	2,100,000	2,000,250

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Commercial Services—(Continued)
United Rentals North America, Inc. 4.875%, 01/15/28	4,230,000	$3,916,768
5.875%, 09/15/26	8,000,000	8,080,000

		49,698,246

Computers—0.4%
Dell International LLC / EMC Corp. 3.480%, 06/01/19 (144A)	1,000,000	1,002,518
4.420%, 06/15/21 (144A)	12,010,000	12,185,616

		13,188,134

Diversified Financial Services—1.9%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.625%, 10/30/20	1,060,000	1,079,940
5.000%, 10/01/21	15,056,000	15,513,851
Ally Financial, Inc. 8.000%, 11/01/31	525,000	624,750
ASP AMC Merger Sub, Inc. 8.000%, 05/15/25 (144A) (a)	4,820,000	4,000,600
Carlyle Holdings II Finance LLC 5.625%, 03/30/43 (144A)	3,370,000	3,475,268
International Lease Finance Corp. 8.250%, 12/15/20	2,613,000	2,876,263
8.625%, 01/15/22	2,500,000	2,868,160
Jerrold Finco plc 6.125%, 01/15/24 (144A) (GBP)	1,780,000	2,361,052
KKR Group Finance Co. II LLC 5.500%, 02/01/43 (144A) (a)	130,000	135,631
Lions Gate Capital Holdings LLC 5.875%, 11/01/24 (144A)	3,880,000	3,927,297
Navient Corp. 5.000%, 10/26/20 (a)	5,811,000	5,796,472
Quicken Loans, Inc. 5.250%, 01/15/28 (144A) (a)	1,050,000	968,415
5.750%, 05/01/25 (144A)	15,600,000	15,268,968
Travelport Corporate Finance plc 6.000%, 03/15/26 (144A) (a)	3,238,000	3,262,285
Visa, Inc. 3.150%, 12/14/25	850,000	822,272

		62,981,224

Electric—1.2%
Enel S.p.A. 7.750%, 5Y GBP Swap + 5.662%, 09/10/75 (GBP) (c)	2,450,000	3,560,769
Exelon Corp. 3.497%, 06/01/22	4,800,000	4,744,467
FirstEnergy Corp. 3.900%, 07/15/27	6,480,000	6,286,310
4.250%, 03/15/23	1,560,000	1,585,025
7.375%, 11/15/31	3,550,000	4,600,995
NSG Holdings LLC / NSG Holdings, Inc. 7.750%, 12/15/25 (144A) (d)	2,524,127	2,751,298
Pacific Gas & Electric Co. 4.000%, 12/01/46	1,390,000	1,197,902
6.050%, 03/01/34	1,180,000	1,274,247

Electric—(Continued)
Panoche Energy Center LLC 6.885%, 07/31/29 (144A)	660,564	676,898
Perusahaan Listrik Negara PT 5.500%, 11/22/21	9,750,000	10,176,660
Southern California Edison Co. 3.900%, 03/15/43	1,217,000	1,128,832

		37,983,403

Energy-Alternate Sources—0.0%
Alta Wind Holdings LLC 7.000%, 06/30/35 (144A) (d)	1,303,687	1,402,552

Entertainment—0.9%
Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.500%, 02/15/23 (144A) (a)	3,440,000	3,508,800
GLP Capital L.P. / GLP Financing II, Inc. 5.750%, 06/01/28	7,140,000	7,193,550
Scientific Games International, Inc. 10.000%, 12/01/22	14,360,000	15,321,689
Vue International Bidco plc 7.875%, 07/15/20 (GBP)	2,510,000	3,319,696

		29,343,735

Environmental Control—0.0%
Waste Management, Inc. 3.500%, 05/15/24	890,000	881,530
4.600%, 03/01/21	180,000	186,041
7.375%, 05/15/29	190,000	236,907

		1,304,478

Food—0.3%
Kraft Heinz Foods Co. 3.000%, 06/01/26	340,000	306,178
3.950%, 07/15/25	60,000	58,320
5.000%, 07/15/35	250,000	246,278
5.000%, 06/04/42	130,000	124,112
5.200%, 07/15/45	390,000	379,403
Lamb Weston Holdings, Inc. 4.625%, 11/01/24 (144A)	3,710,000	3,607,975
4.875%, 11/01/26 (144A) (a)	4,870,000	4,736,075

		9,458,341

Forest Products & Paper—0.1%
Suzano Austria GmbH 5.750%, 07/14/26	4,200,000	4,248,720

Healthcare-Products—0.8%
Becton Dickinson and Co. 3.700%, 06/06/27	8,580,000	8,121,846
DJO Finco, Inc. / DJO Finance LLC / DJO Finance Corp. 8.125%, 06/15/21 (144A)	9,110,000	9,221,142
Immucor, Inc. 11.125%, 02/15/22 (144A) (a)	7,080,000	7,097,700

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Products—(Continued)
Medtronic, Inc. 3.150%, 03/15/22	1,393,000	$1,381,842
3.500%, 03/15/25	1,730,000	1,711,862

		27,534,392

Healthcare-Services—1.6%
Centene Corp. 4.750%, 05/15/22	4,826,000	4,856,162
4.750%, 01/15/25 (a)	2,520,000	2,507,400
6.125%, 02/15/24	4,413,000	4,650,199
Fresenius Medical Care U.S. Finance II, Inc. 4.750%, 10/15/24 (144A) (a)	700,000	719,978
HCA, Inc. 5.375%, 02/01/25	11,270,000	11,097,569
5.500%, 06/15/47	18,260,000	16,753,550
7.500%, 11/15/95 (a)	235,000	226,188
Humana, Inc. 4.800%, 03/15/47	800,000	821,843
Polaris Intermediate Corp. 8.500%, 9.250%, PIK 12/01/22 (144A) (a) (b)	3,500,000	3,609,375
Tenet Healthcare Corp. 7.500%, 01/01/22 (144A)	2,490,000	2,589,600
8.125%, 04/01/22	4,255,000	4,448,688

		52,280,552

Holding Companies-Diversified—0.1%
Co-operative Group Holdings, Ltd. 7.500%, 07/08/26 (GBP) (c) (e)	2,410,000	3,814,333

Home Builders—0.5%
Lennar Corp. 4.500%, 04/30/24 (a)	4,180,000	4,028,684
4.750%, 11/29/27 (a)	5,730,000	5,373,594
Taylor Morrison Communities, Inc. / Taylor Morrison Holdings II, Inc. 5.625%, 03/01/24 (144A) (a)	6,000,000	5,868,720
5.875%, 04/15/23 (144A)	780,000	776,100

		16,047,098

Housewares—0.1%
Newell Brands, Inc. 3.850%, 04/01/23	1,750,000	1,723,775
5.500%, 04/01/46	1,420,000	1,384,066

		3,107,841

Insurance—0.8%
Ambac Assurance Corp. 5.100%, 06/07/20 (144A) (a)	20,207	27,077
Ambac LSNI LLC 7.337%, 3M LIBOR + 5.000%, 02/12/23 (144A) (c)	92,029	93,414
American International Group, Inc. 3.750%, 07/10/25	770,000	743,766
6.250%, 3M LIBOR + 2.056%, 03/15/87 (c)	453,000	466,590
AXA S.A. 8.600%, 12/15/30	1,320,000	1,689,600

Insurance—(Continued)
Delphi Financial Group, Inc. 7.875%, 01/31/20	2,190,000	2,336,663
Fidelity & Guaranty Life Holdings, Inc. 5.500%, 05/01/25 (144A) (a)	6,790,000	6,620,250
Liberty Mutual Insurance Co. 7.697%, 10/15/97 (144A)	2,600,000	3,603,285
Massachusetts Mutual Life Insurance Co. 4.900%, 04/01/77 (144A)	6,285,000	6,197,728
Prudential Financial, Inc. 5.625%, 3M LIBOR + 3.920%, 06/15/43 (c)	550,000	567,187
5.875%, 3M LIBOR + 4.175%, 09/15/42 (a) (c)	1,200,000	1,267,500
Teachers Insurance & Annuity Association of America 4.900%, 09/15/44 (144A)	1,771,000	1,864,294
6.850%, 12/16/39 (144A)	216,000	285,991

		25,763,345

Internet—0.6%
Cogent Communications Group, Inc. 5.375%, 03/01/22 (144A) (a)	5,195,000	5,324,875
Match Group, Inc. 5.000%, 12/15/27 (144A) (a)	870,000	809,100
6.375%, 06/01/24	4,725,000	4,973,062
Priceline Group, Inc. (The) 3.650%, 03/15/25 (a)	1,625,000	1,589,284
Tencent Holdings, Ltd. 3.595%, 01/19/28 (144A)	8,110,000	7,672,222

		20,368,543

Investment Company Security—0.1%
MAI Holdings, Inc. 9.500%, 06/01/23	2,550,000	2,626,500

Iron/Steel—0.4%
Vale Overseas, Ltd. 6.250%, 08/10/26	3,990,000	4,321,170
6.875%, 11/10/39	7,980,000	9,037,350

		13,358,520

Leisure Time—0.7%
NCL Corp., Ltd. 4.750%, 12/15/21 (144A) (a)	4,262,000	4,251,345
Silversea Cruise Finance, Ltd. 7.250%, 02/01/25 (144A)	5,285,000	5,708,328
Viking Cruises, Ltd. 5.875%, 09/15/27 (144A) (a)	10,184,000	9,623,880
VOC Escrow, Ltd. 5.000%, 02/15/28 (144A) (a)	4,190,000	3,958,335

		23,541,888

Lodging—0.4%
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp. 4.625%, 04/01/25 (a)	1,250,000	1,218,750
4.875%, 04/01/27 (a)	11,450,000	11,049,250

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Lodging—(Continued)
MGM Resorts International 6.625%, 12/15/21 (a)	130,000	$136,987

		12,404,987

Machinery-Construction & Mining—0.5%
BlueLine Rental Finance Corp. / BlueLine Rental LLC 9.250%, 03/15/24 (144A) (a)	15,520,000	16,511,728

Machinery-Diversified—0.1%
Cleaver-Brooks, Inc. 7.875%, 03/01/23 (144A)	4,000,000	4,120,000

Media—4.2%
Altice Luxembourg S.A. 7.750%, 05/15/22 (144A) (a)	7,490,000	7,246,575
American Media, Inc. Zero Coupon, 09/30/18 (f)	8,470,000	8,305,894
5.500%, 09/01/21 (144A)	5,350,000	5,149,375
CCO Holdings LLC / CCO Holdings Capital Corp. 5.000%, 02/01/28 (144A) (a)	3,960,000	3,623,400
5.125%, 05/01/27 (144A) (a)	5,260,000	4,921,387
5.375%, 05/01/25 (144A)	880,000	851,400
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 4.200%, 03/15/28 (a)	8,160,000	7,639,225
4.908%, 07/23/25	9,064,000	9,153,591
5.375%, 04/01/38	2,050,000	1,936,528
CSC Holdings LLC 6.625%, 10/15/25 (144A)	2,680,000	2,743,650
10.125%, 01/15/23 (144A)	1,125,000	1,240,313
10.875%, 10/15/25 (144A)	5,667,000	6,532,918
DISH DBS Corp. 5.000%, 03/15/23	3,247,000	2,816,773
5.875%, 07/15/22 (a)	430,000	404,200
5.875%, 11/15/24 (a)	2,250,000	1,904,063
7.750%, 07/01/26 (a)	8,650,000	7,579,562
EW Scripps Co. (The) 5.125%, 05/15/25 (144A) (a)	5,810,000	5,446,875
Meredith Corp. 6.875%, 02/01/26 (144A) (a)	3,620,000	3,570,225
SFR Group S.A. 6.000%, 05/15/22 (144A) (a)	6,240,000	6,262,152
6.250%, 05/15/24 (144A)	945,000	917,831
7.375%, 05/01/26 (144A)	15,140,000	14,802,378
Time Warner Cable LLC 5.875%, 11/15/40	1,942,000	1,899,876
Univision Communications, Inc. 5.125%, 02/15/25 (144A) (a)	7,890,000	7,288,387
UPC Holding B.V. 5.500%, 01/15/28 (144A) (a)	6,110,000	5,499,000
UPCB Finance IV, Ltd. 5.375%, 01/15/25 (144A) (a)	2,296,000	2,181,430
Urban One, Inc. 7.375%, 04/15/22 (144A) (a)	9,430,000	9,123,525

Media—(Continued)
Virgin Media Secured Finance plc 5.500%, 01/15/25 (GBP)	2,619,000	3,514,322
5.500%, 08/15/26 (144A) (a)	5,985,000	5,602,558

		138,157,413

Metal Fabricate/Hardware—0.2%
Park-Ohio Industries, Inc. 6.625%, 04/15/27 (a)	4,831,000	4,891,387
Valmont Industries, Inc. 6.625%, 04/20/20	314,000	333,897

		5,225,284

Mining—3.2%
Alcoa Nederland Holding B.V. 6.125%, 05/15/28 (144A)	12,052,000	12,127,325
Anglo American Capital plc 4.000%, 09/11/27 (144A)	3,540,000	3,295,817
Barrick Gold Corp. 5.250%, 04/01/42	2,520,000	2,635,542
Barrick North America Finance LLC 4.400%, 05/30/21	97,000	100,347
5.750%, 05/01/43	11,289,000	12,575,032
BHP Billiton Finance USA, Ltd. 2.875%, 02/24/22	79,000	78,021
6.250%, 5Y USD Swap + 4.971%, 10/19/75 (144A) (a) (c)	2,392,000	2,500,388
6.750%, 5Y USD Swap + 5.093%, 10/19/75 (144A) (c)	8,191,000	8,883,139
First Quantum Minerals, Ltd. 7.000%, 02/15/21 (144A)	10,540,000	10,645,400
7.250%, 04/01/23 (144A) (a)	3,920,000	3,920,000
7.500%, 04/01/25 (144A)	2,580,000	2,546,202
Freeport-McMoRan, Inc. 5.400%, 11/14/34 (a)	860,000	780,450
5.450%, 03/15/43	16,860,000	14,789,592
Glencore Finance Canada, Ltd. 4.250%, 10/25/22 (144A) (a)	788,000	796,897
5.550%, 10/25/42 (144A) (a)	1,000,000	1,000,040
Glencore Funding LLC 4.000%, 04/16/25 (144A) (a)	6,580,000	6,331,605
HudBay Minerals, Inc. 7.250%, 01/15/23 (144A)	2,280,000	2,348,400
7.625%, 01/15/25 (144A) (a)	2,460,000	2,576,850
Midwest Vanadium Pty, Ltd. 11.500%, 02/15/18 (144A) (d) (g)	932,290	93
Mirabela Nickel, Ltd. 1.000%, 09/10/44 (g) (h) (i)	36,414	0
Northwest Acquisitions ULC / Dominion Finco, Inc. 7.125%, 11/01/22 (144A) (a)	5,740,000	5,725,650
Teck Resources, Ltd. 5.200%, 03/01/42 (a)	740,000	648,425
Yamana Gold, Inc. 4.950%, 07/15/24	9,130,000	9,120,048

		103,425,263

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Miscellaneous Manufacturing—0.4%
General Electric Co. 6.875%, 01/10/39	9,598,000	$12,154,399

Oil & Gas—5.5%
Anadarko Finance Co. 7.500%, 05/01/31	80,000	99,095
Anadarko Petroleum Corp. 4.500%, 07/15/44	800,000	744,996
5.550%, 03/15/26	3,000,000	3,215,150
6.450%, 09/15/36	220,000	254,244
Apache Corp. 3.250%, 04/15/22	574,000	564,260
4.250%, 01/15/44	260,000	229,866
4.750%, 04/15/43	7,000,000	6,652,848
Berry Petroleum Co. LLC 7.000%, 02/15/26 (144A)	4,030,000	4,120,675
BP Capital Markets plc 3.119%, 05/04/26	3,580,000	3,420,959
Cenovus Energy, Inc. 4.250%, 04/15/27 (a)	650,000	626,076
5.250%, 06/15/37	410,000	404,987
Centennial Resource Production LLC 5.375%, 01/15/26 (144A)	3,160,000	3,073,100
Chesapeake Energy Corp. 8.000%, 12/15/22 (144A) (a)	5,633,000	5,912,960
8.000%, 01/15/25 (a)	730,000	743,469
8.000%, 06/15/27 (a)	5,960,000	6,064,300
ConocoPhillips Holding Co. 6.950%, 04/15/29	375,000	462,133
Covey Park Energy LLC / Covey Park Finance Corp. 7.500%, 05/15/25 (144A)	12,790,000	13,045,800
Devon Energy Corp. 3.250%, 05/15/22	2,035,000	2,000,442
5.600%, 07/15/41	110,000	118,654
5.850%, 12/15/25	970,000	1,067,862
Diamondback Energy, Inc. 4.750%, 11/01/24	9,328,000	9,094,800
5.375%, 05/31/25 (a)	2,030,000	2,030,000
5.375%, 05/31/25 (144A)	2,640,000	2,633,400
Endeavor Energy Resources L.P. / EER Finance, Inc. 5.500%, 01/30/26 (144A) (a)	1,350,000	1,309,500
5.750%, 01/30/28 (144A) (a)	2,180,000	2,125,500
Ensco plc 7.750%, 02/01/26 (a)	1,600,000	1,511,520
EOG Resources, Inc. 4.150%, 01/15/26 (a)	1,665,000	1,702,948
EP Energy LLC / Everest Acquisition Finance, Inc.
8.000%, 02/15/25 (144A) (a)	2,660,000	2,061,500
9.375%, 05/01/24 (144A) (a)	5,280,000	4,329,600
Gazprom OAO Via Gaz Capital S.A. 4.950%, 03/23/27 (144A)	10,470,000	10,090,462
KazMunayGas National Co. JSC 5.375%, 04/24/30 (144A)	300,000	300,654
6.375%, 10/24/48 (144A)	1,060,000	1,070,335
Kerr-McGee Corp. 6.950%, 07/01/24	290,000	329,045
7.875%, 09/15/31	285,000	361,420

Oil & Gas—(Continued)
MEG Energy Corp. 6.375%, 01/30/23 (144A) (a)	5,000,000	4,650,000
6.500%, 01/15/25 (144A)	2,400,000	2,394,000
7.000%, 03/31/24 (144A) (a)	8,029,000	7,487,043
Noble Energy, Inc. 3.850%, 01/15/28	1,910,000	1,825,269
6.000%, 03/01/41	10,200,000	11,218,668
Occidental Petroleum Corp. 3.125%, 02/15/22	110,000	109,725
3.500%, 06/15/25 (a)	1,850,000	1,834,772
4.625%, 06/15/45	230,000	240,517
Petrobras Global Finance B.V. 5.750%, 02/01/29	5,350,000	4,703,346
6.850%, 06/05/15 (a)	17,700,000	14,850,300
QEP Resources, Inc. 5.250%, 05/01/23 (a)	2,650,000	2,590,375
5.625%, 03/01/26 (a)	5,060,000	4,844,950
6.875%, 03/01/21	1,050,000	1,115,625
Range Resources Corp. 4.875%, 05/15/25 (a)	1,945,000	1,823,438
5.000%, 03/15/23 (a)	3,249,000	3,143,408
5.875%, 07/01/22 (a)	850,000	860,625
RSP Permian, Inc. 6.625%, 10/01/22	4,421,000	4,645,145
Shelf Drilling Holdings, Ltd. 8.250%, 02/15/25 (144A)	6,190,000	6,236,425
Shell International Finance B.V. 2.875%, 05/10/26 (a)	2,840,000	2,698,794
3.250%, 05/11/25	1,773,000	1,737,217
4.000%, 05/10/46	360,000	348,658
WPX Energy, Inc. 5.750%, 06/01/26 (a)	4,521,000	4,508,296
8.250%, 08/01/23	5,720,000	6,477,900

		182,117,056

Oil & Gas Services—0.1%
KCA Deutag UK Finance plc 9.875%, 04/01/22 (144A) (a)	3,750,000	3,875,588

Packaging & Containers—0.7%
ARD Securities Finance SARL 8.750%, 8.75% PIK, 01/31/23 (144A) (a) (b)	2,540,000	2,584,450
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc. 4.625%, 05/15/23 (144A) (a)	660,000	652,575
6.000%, 02/15/25 (144A) (a)	5,200,000	5,063,500
7.250%, 05/15/24 (144A) (a)	4,860,000	5,054,400
Pactiv LLC 8.375%, 04/15/27 (a)	7,435,000	8,252,850
WestRock RKT Co. 4.000%, 03/01/23 (a)	140,000	141,708

		21,749,483

Pharmaceuticals—4.0%
Allergan Funding SCS 3.450%, 03/15/22	450,000	442,795
4.550%, 03/15/35	3,400,000	3,216,921
4.750%, 03/15/45 (a)	2,645,000	2,546,145

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pharmaceuticals—(Continued)
BioScrip, Inc.
Zero Coupon, 08/15/20 (c)	17,830,000	$18,632,350
8.875%, 02/15/21 (a)	4,952,000	4,729,160
CVS Health Corp. 3.875%, 07/20/25	496,000	480,591
4.100%, 03/25/25	38,960,000	38,753,558
4.780%, 03/25/38	17,110,000	16,828,909
5.125%, 07/20/45	1,440,000	1,459,124
Jazz Investments I, Ltd. 1.500%, 08/15/24 (144A) (a)	10,510,000	10,949,696
Mead Johnson Nutrition Co. 4.125%, 11/15/25	1,653,000	1,684,005
Teva Pharmaceutical Finance Co. B.V. 2.950%, 12/18/22	1,520,000	1,383,442
Teva Pharmaceutical Finance Netherlands III B.V. 2.200%, 07/21/21	1,570,000	1,456,233
Valeant Pharmaceuticals International, Inc. 5.500%, 11/01/25 (144A) (a)	5,070,000	4,996,485
5.625%, 12/01/21 (144A)	2,740,000	2,695,475
7.250%, 07/15/22 (144A) (a)	5,730,000	5,868,437
7.500%, 07/15/21 (144A)	2,905,000	2,950,391
9.250%, 04/01/26 (144A) (a)	11,675,000	12,127,406

		131,201,123

Pipelines—3.9%
Andeavor Logistics L.P. / Tesoro Logistics Finance Corp. 5.500%, 10/15/19	600,000	615,000
Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.125%, 11/15/22 (144A) (a)	1,825,000	1,843,250
6.625%, 07/15/26 (144A)	2,910,000	2,880,027
DCP Midstream Operating L.P. 4.950%, 04/01/22	4,000,000	4,045,000
6.750%, 09/15/37 (144A)	3,480,000	3,688,800
El Paso Natural Gas Co. LLC 7.500%, 11/15/26	4,250,000	5,005,569
8.375%, 06/15/32	190,000	238,571
Energy Transfer Equity L.P. 5.500%, 06/01/27 (a)	1,376,000	1,376,000
5.875%, 01/15/24	1,638,000	1,678,950
Enterprise Products Operating LLC 3.700%, 02/15/26	1,072,000	1,047,483
3.750%, 02/15/25	2,100,000	2,079,513
3.900%, 02/15/24	225,000	225,300
5.375%, 3M LIBOR + 2.570%, 02/15/78 (a) (c)	13,090,000	11,932,665
6.066%, 3M LIBOR + 3.708%, 08/01/66 (c)	1,059,000	1,061,648
Genesis Energy L.P. / Genesis Energy Finance Corp. 5.625%, 06/15/24	1,060,000	991,100
6.000%, 05/15/23 (a)	6,046,000	5,932,637
IFM U.S. Colonial Pipeline 2 LLC 6.450%, 05/01/21 (144A) (a)	2,500,000	2,662,804
Kinder Morgan, Inc. 4.300%, 06/01/25	1,240,000	1,236,926
7.800%, 08/01/31	67,000	81,046
MPLX L.P. 4.875%, 12/01/24	4,500,000	4,639,350

Pipelines—(Continued)
NGPL PipeCo LLC 7.768%, 12/15/37 (144A) (a)	5,300,000	6,227,500
Northwest Pipeline LLC 4.000%, 04/01/27	14,460,000	13,889,194
Regency Energy Partners L.P. / Regency Energy Finance Corp. 5.875%, 03/01/22	780,000	824,928
Rockies Express Pipeline LLC 6.875%, 04/15/40 (144A)	4,875,000	5,557,500
7.500%, 07/15/38 (144A) (a)	4,485,000	5,292,300
Southern Natural Gas Co. LLC 8.000%, 03/01/32	25,000	32,326
Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 5.125%, 02/01/25 (a)	4,791,000	4,731,113
5.375%, 02/01/27 (a)	2,770,000	2,686,900
Williams Cos., Inc. (The) 8.750%, 03/15/32	28,712,000	37,019,817

		129,523,217

Real Estate—0.1%
Hunt Cos., Inc. 6.250%, 02/15/26 (144A) (a)	5,160,000	4,811,700

Real Estate Investment Trusts—0.6%
CoreCivic, Inc. 5.000%, 10/15/22	5,400,000	5,400,000
CTR Partnership L.P. / CareTrust Capital Corp. 5.250%, 06/01/25	6,560,000	6,330,400
MPT Operating Partnership L.P. / MPT Finance Corp. 5.000%, 10/15/27	7,770,000	7,420,350

		19,150,750

Retail—0.8%
1011778 BC ULC / New Red Finance, Inc. 5.000%, 10/15/25 (144A) (a)	3,770,000	3,567,174
AutoZone, Inc. 2.500%, 04/15/21	800,000	780,635
Golden Nugget, Inc. 8.750%, 10/01/25 (144A) (a)	9,210,000	9,460,604
L Brands, Inc. 5.250%, 02/01/28 (a)	5,412,000	4,809,915
Masaria Investments S.A.U. 5.000%, 09/15/24 (144A) (EUR)	1,350,000	1,481,938
5.250%, 09/15/24 (144A) (EUR) (c)	3,750,000	4,138,392
McDonald’s Corp. 2.750%, 12/09/20	441,000	438,019
3.700%, 01/30/26	1,047,000	1,039,511

		25,716,188

Semiconductors—0.0%
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.125%, 01/15/25	280,000	259,746
3.875%, 01/15/27	750,000	709,389

		969,135

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Software—0.6%
Akamai Technologies, Inc. 0.125%, 05/01/25 (144A) (a)	2,514,000	$2,517,406
First Data Corp. 7.000%, 12/01/23 (144A)	2,180,000	2,270,644
j2 Cloud Services LLC / j2 Global Co-Obligor, Inc. 6.000%, 07/15/25 (144A) (a)	3,930,000	3,979,125
Microsoft Corp. 3.300%, 02/06/27	9,800,000	9,649,868

		18,417,043

Telecommunications—3.6%
AT&T, Inc. 4.450%, 04/01/24	3,330,000	3,361,833
British Telecommunications plc 9.625%, 12/15/30	4,915,000	7,022,011
CommScope Technologies LLC 5.000%, 03/15/27 (144A) (a)	2,510,000	2,362,538
CommScope, Inc. 5.500%, 06/15/24 (144A) (a)	2,200,000	2,211,000
Crown Castle Towers LLC 4.241%, 07/15/48 (144A)	8,580,000	8,626,830
Deutsche Telekom International Finance B.V. 2.485%, 09/19/23 (144A)	10,717,000	9,994,937
Intelsat Jackson Holdings S.A. 5.500%, 08/01/23	5,400,000	4,844,880
Sprint Capital Corp. 8.750%, 03/15/32	10,400,000	11,128,000
Sprint Communications, Inc. 11.500%, 11/15/21	2,093,000	2,469,740
Sprint Corp. 7.125%, 06/15/24 (a)	3,510,000	3,543,661
7.250%, 09/15/21	1,390,000	1,445,600
7.625%, 03/01/26 (a)	2,330,000	2,376,600
7.875%, 09/15/23 (a)	4,920,000	5,101,425
T-Mobile USA, Inc. 4.750%, 02/01/28 (a)	4,590,000	4,251,488
6.500%, 01/15/24	803,000	839,135
Telecom Italia Capital S.A. 7.200%, 07/18/36	3,760,000	3,894,984
Telecom Italia S.p.A. 5.303%, 05/30/24 (144A) (a)	12,240,000	12,071,700
Telefonica Emisiones S.A.U. 4.103%, 03/08/27 (a)	5,600,000	5,415,676
Verizon Communications, Inc. 2.625%, 08/15/26 (a)	820,000	727,783
3.850%, 11/01/42	5,210,000	4,350,726
4.522%, 09/15/48	1,200,000	1,094,053
5.250%, 03/16/37	660,000	677,819
Vodafone Group plc 4.375%, 05/30/28	8,080,000	7,983,954
5.250%, 05/30/48	1,680,000	1,675,351
Windstream Services LLC / Windstream Finance Corp. 7.750%, 10/15/20	12,215,000	10,962,962

		118,434,686

Transportation—1.1%
Navios Maritime Acquisition Corp. / Navios Acquisition Finance U.S., Inc. 8.125%, 11/15/21 (144A)	4,670,000	3,817,725
Neovia Logistics Services LLC / SPL Logistics Finance Corp. 8.875%, 08/01/20 (144A)	6,730,000	5,720,500
Union Pacific Corp. 4.500%, 09/10/48	6,530,000	6,638,024
XPO CNW, Inc. 6.700%, 05/01/34	18,206,000	18,342,545

		34,518,794

Trucking & Leasing—0.8%
DAE Funding LLC 4.500%, 08/01/22 (144A) (a)	4,041,000	3,919,770
5.000%, 08/01/24 (144A)	6,120,000	5,878,260
Park Aerospace Holdings, Ltd. 4.500%, 03/15/23 (144A)	3,800,000	3,609,240
5.250%, 08/15/22 (144A)	5,120,000	5,068,851
5.500%, 02/15/24 (144A) (a)	7,840,000	7,740,354

		26,216,475

Water—0.1%
Anglian Water Osprey Financing plc 5.000%, 04/30/23 (GBP)	2,650,000	3,548,977

Total Corporate Bonds & Notes (Cost $1,835,537,164)		1,815,759,705

Mortgage-Backed Securities—10.9%

Asset-Backed - Other—0.1%
Oaktree CLO, Ltd. 7.559%, 3M LIBOR + 5.200%, 10/20/27 (144A) (c)	5,500,000	5,484,061

Collateralized Mortgage Obligations—5.2%
Banc of America Funding Corp. 2.090%, 02/27/37 (144A) (c)	15,778,617	12,376,543
Banc of America Funding Trust 2.254%, 1M LIBOR + 0.170%, 05/20/36 (c)	72,645	72,159
2.481%, 03/27/36 (144A) (c)	6,031,695	5,078,061
2.519%, 1M LIBOR + 0.165%, 09/29/36 (144A) (c)	40,650,014	29,822,610
11.814%, 01/27/30 (144A) (c)	14,535,290	6,925,470
Banc of America Mortgage Trust 3.568%, 09/25/35 (c)	69,638	67,583
BCAP LLC Trust 2.170%, 10/28/36 (144A) (c)	1,879,660	1,836,796
3.951%, 05/26/47 (144A) (c)	8,219,592	8,061,028
Bear Stearns Asset-Backed Securities Trust 24.522%, -4.333 x 1M LIBOR + 33.583%, 07/25/36 (c)	452,707	599,627
Countrywide Alternative Loan Trust 2.314%, 1M LIBOR + 0.230%, 07/20/35 (c)	1,291,519	1,263,001
2.731%, 1M LIBOR + 0.640%, 07/25/35 (c)	1,103,985	1,081,270
5.750%, 01/25/37	2,474,364	2,098,667
6.000%, 01/25/37	2,511,302	2,292,684
12.340%, -1x 1M LIBOR + 16.940%, 06/25/35 (c)	1,671,145	1,860,772

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Countrywide Alternative Loan Trust 16.527%, -3x 1M LIBOR + 22.800%, 02/25/36 (c)	1,521,125	$1,518,275
20.236%, -3x 1M LIBOR + 28.600%, 07/25/36 (c)	2,727,230	3,809,016
26.453%, -3x 1M LIBOR + 39.000%, 08/25/37 (c)	1,354,383	1,914,014
Countrywide Alternative Loan Trust Resecuritization 6.000%, 08/25/37 (c)	3,274,776	2,401,895
Countrywide Home Loan Reperforming Loan REMIC Trust 4.238%, 03/25/35 (144A) (c) (d) (j)	5,999,463	385,817
Credit Suisse Mortgage Trust 2.160%, 1M LIBOR + 0.200%, 06/27/46 (144A) (c)	1,670,919	1,656,019
19.024%, -1x 1M LIBOR + 30.525%, 02/25/36 (c)	1,371,583	1,658,872
Flagstar Mortgage Trust 3.500%, 04/25/48 (144A) (c)	13,501,959	13,299,848
GreenPoint MTA Trust 2.531%, 1M LIBOR + 0.440%, 06/25/45 (c)	1,385,136	1,318,458
GSMPS Mortgage Loan Trust 2.491%, 1M LIBOR + 0.400%, 04/25/36 (144A) (c)	770,518	651,085
HarborView Mortgage Loan Trust 3.091%, 1M LIBOR + 1.000%, 10/25/37 (c)	1,433,794	1,413,331
IndyMac INDX Mortgage Loan Trust 2.811%, 1M LIBOR + 0.720%, 01/25/35 (c)	1,023,409	857,131
JPMorgan Mortgage Trust 2.500%, 03/25/43 (144A) (c)	11,003	10,597
3.500%, 10/25/48 (144A) (c)	9,614,358	9,455,819
6.500%, 01/25/36	106,013	88,596
JPMorgan Resecuritization Trust 2.170%, 1M LIBOR + 0.210%, 07/27/46 (144A) (c)	2,572,663	2,558,073
Lehman XS Trust 2.251%, 1M LIBOR + 0.160%, 03/25/47 (c)	1,883,063	1,838,907
2.291%, 1M LIBOR + 0.200%, 08/25/46 (c)	2,349,324	2,040,678
MASTR Adjustable Rate Mortgages Trust 3.712%, 11/25/35 (144A) (c)	51,160	42,082
MASTR Seasoned Securitization Trust 3.730%, 10/25/32 (c)	134,007	136,084
Merrill Lynch Mortgage Investors Trust 3.895%, 08/25/33 (c)	679,858	637,380
4.306%, 05/25/34 (c)	48,790	48,463
Morgan Stanley Mortgage Loan Trust 2.411%, 1M LIBOR + 0.320%, 01/25/35 (c)	689,035	638,957
New Residential Mortgage Loan Trust 4.250%, 09/25/56 (144A) (c)	7,791,804	7,729,560
Nomura Resecuritization Trust 2.220%, 1M LIBOR + 0.260%, 02/26/46 (144A) (c)	4,868,000	4,663,804
NovaStar Mortgage Funding Trust 2.281%, 1M LIBOR + 0.190%, 09/25/46 (c)	799,397	709,787
Prime Mortgage Trust 5.500%, 05/25/35 (144A)	455,838	432,587
6.000%, 05/25/35 (144A)	2,356,150	1,721,607
RBSGC Mortgage Loan Trust 2.541%, 1M LIBOR + 0.450%, 01/25/37 (c)	672,818	465,532
Residential Accredit Loans, Inc. Trust 2.301%, 1M LIBOR + 0.210%, 04/25/46 (c)	1,572,311	757,203
2.351%, 1M LIBOR + 0.260%, 04/25/46 (c)	815,815	401,163
2.822%, 11/25/37 (c)	3,985,830	3,451,358
Residential Asset Securitization Trust 5.750%, 02/25/36	1,934,431	1,921,407

Collateralized Mortgage Obligations—(Continued)
Sequoia Mortgage Trust 3.179%, 6M LIBOR + 0.680%, 06/20/33 (c)	122,642	122,282
3.714%, 07/25/45 (144A) (c)	10,199	10,033
Structured Adjustable Rate Mortgage Loan Trust 3.482%, 1M LIBOR + 1.500%, 09/25/37 (c)	4,411,166	4,309,636
3.742%, 09/25/35 (c)	698,272	563,949
3.852%, 01/25/35 (c)	457,100	451,065
Structured Asset Mortgage Investments Trust 2.301%, 1M LIBOR + 0.210%, 05/25/46 (c)	209,619	176,308
2.371%, 1M LIBOR + 0.280%, 02/25/36 (c)	3,905,607	3,606,930
Structured Asset Securities Corp. Trust 2.441%, 1M LIBOR + 0.350%, 03/25/35 (c)	1,508,789	1,295,920
WaMu Mortgage Pass-Through Certificates Trust 2.145%, COFI + 1.250%, 03/25/47 (c)	1,927,959	1,777,584
2.361%, 1M LIBOR + 0.270%, 12/25/45 (c)	492,468	492,492
2.571%, 1M LIBOR + 0.480%, 12/25/45 (c)	14,523,471	8,782,611
3.268%, 08/25/33 (c)	1,398,847	1,378,600
3.316%, 09/25/36 (c)	711,290	641,454
3.359%, 10/25/34 (c)	656,730	659,744
4.589%, -1x 1M LIBOR + 6.680%, 04/25/37 (c) (d) (j)	11,388,345	2,597,085
Wells Fargo Mortgage-Backed Securities Trust 3.909%, 06/25/35 (c)	44,987	46,098
4.097%, 10/25/35 (c)	39,794	40,130

		171,021,597

Commercial Mortgage-Backed Securities—5.6%
BAMLL Re-REMIC Trust 5.979%, 08/10/45 (144A) (c)	11,727,532	8,760,466
Banc of America Commercial Mortgage Trust 5.734%, 04/10/49 (c)	1,783,313	1,069,369
Bayview Commercial Asset Trust
Zero Coupon, 07/25/37 (144A) (d) (e) (j)	3,037,285	0
Bear Stearns Commercial Mortgage Securities Trust 6.452%, 06/11/50 (c)	2,057,323	2,055,499
BX Trust 7.573%, 1M LIBOR + 5.500%, 10/15/32 (144A) (c)	26,480,000	26,579,522
Citigroup Commercial Mortgage Trust 3.110%, 04/10/48 (144A)	1,400,000	1,084,017
3.208%, 07/10/47 (144A) (c)	4,398,000	2,982,270
5.017%, 1M LIBOR + 2.944%, 09/15/27 (144A) (c)	7,250,000	7,158,553
6.337%, 12/10/49 (c)	4,613,000	2,107,271
Commercial Mortgage Trust 3.000%, 12/10/47 (144A)	2,230,000	1,488,864
4.426%, 03/10/46 (144A) (c)	2,710,000	975,027
4.589%, 07/10/50 (c)	1,726,000	1,433,585
4.696%, 08/10/48 (144A) (c)	5,800,000	3,571,447
Credit Suisse Commercial Mortgage Trust 5.373%, 12/15/39	826,526	667,734
5.869%, 09/15/40 (c)	4,147,685	4,019,356
6.600%, 06/15/38 (c)	1,356,443	828,738
9.693%, 1M LIBOR + 7.620%, 07/15/32 (144A) (c)	26,600,000	26,539,708
Credit Suisse Mortgage Capital LLC 4.373%, 09/15/37 (144A)	7,620,000	6,870,607
DBUBS Mortgage Trust 3.750%, 08/10/44 (144A)	5,180,000	3,105,410

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
GE Business Loan Trust 2.493%, 1M LIBOR + 0.420%, 05/15/34 (144A) (c)	499,241	$464,949
GE Commercial Mortgage Corp. Trust 5.677%, 12/10/49 (c)	220,000	70,226
GMAC Commercial Mortgage Securities, Inc. 5.349%, 11/10/45 (c)	1,039,705	960,062
GS Mortgage Securities Trust 4.659%, 11/10/47 (144A) (c)	14,000,000	11,955,915
5.622%, 11/10/39	1,879,553	1,609,273
JPMorgan Chase Commercial Mortgage Securities Trust 3.958%, 04/15/46 (c)	3,750,000	3,674,165
5.386%, 05/15/47 (c)	2,280,000	951,804
5.411%, 05/15/47	1,750,000	1,242,529
5.502%, 06/12/47 (c)	5,220,000	4,311,473
5.503%, 01/15/49 (c)	7,780,000	1,264,933
6.168%, 02/15/51 (c)	421,519	413,098
8.298%, 1M LIBOR + 6.225%, 10/15/19 (144A) (c)	9,900,000	9,936,547
Lone Star Portfolio Trust 8.973%, 1M LIBOR + 6.900%, 09/15/28 (144A) (c)	5,545,947	5,586,126
9.264%, 1M LIBOR + 7.218%, 09/15/20 (144A) (c)	3,710,125	3,761,048
ML-CFC Commercial Mortgage Trust 5.450%, 08/12/48 (c)	634,000	477,195
5.450%, 08/12/48 (144A) (c)	72,540	54,599
6.193%, 09/12/49 (c)	1,761,944	1,376,260
6.222%, 09/12/49 (c)	1,498,685	1,170,612
Morgan Stanley Bank of America Merrill Lynch Trust 4.679%, 10/15/48 (144A) (c)	9,534,000	6,720,910
Morgan Stanley Capital Trust 5.399%, 12/15/43	1,980,446	1,511,364
Multifamily Trust 9.272%, 04/25/46 (144A) (c)	11,550,535	12,068,853
UBS-Barclays Commercial Mortgage Trust 5.000%, 05/10/63 (144A) (c)	4,530,000	2,669,907
Waterfall Commercial Mortgage Trust 4.104%, 09/14/22 (144A) (c)	1,675,585	1,633,807
WF-RBS Commercial Mortgage Trust 3.016%, 11/15/47 (144A)	4,441,004	1,996,801
3.250%, 06/15/46 (144A)	8,240,000	5,999,323

		183,179,222

Total Mortgage-Backed Securities (Cost $355,808,236)		359,684,880

Floating Rate Loans (k)—9.0%

Airlines—0.2%
Air Canada
Term Loan B, 4.094%, 1M LIBOR + 2.000%, 10/06/23	3,554,349	3,573,603
American Airlines, Inc.
Incremental Term Loan, 4.073%, 1M LIBOR + 2.000%, 12/14/23	2,178,000	2,158,942

		5,732,545

Auto Components—0.2%
American Axle & Manufacturing, Inc.
Term Loan B, 4.350%, 1M LIBOR + 2.250%, 04/06/24	8,348,810	8,330,025

Building Materials—0.3%
Quikrete Holdings, Inc. 1st Lien Term Loan, 4.844%, 1M LIBOR + 2.750%, 11/15/23	8,528,173	8,504,482

Commercial Services—0.8%
Albany Molecular Research, Inc. 1st Lien Term Loan, 5.344%, 1M LIBOR + 3.250%, 08/30/24	7,165,850	7,151,296
Jaguar Holding Co. II
Term Loan, 4.594%, 1M LIBOR + 2.500%, 08/18/22	6,231,147	6,201,287
Parexel International Corp.
Term Loan B, 4.844%, 1M LIBOR + 2.750%, 09/27/24	6,530,650	6,503,437
Prime Security Services Borrower LLC 1st Lien Term Loan, 4.844%, 1M LIBOR + 2.750%, 05/02/22	8,186,582	8,160,361

		28,016,381

Computers—0.1%
Dell International LLC
Term Loan B, 4.100%, 1M LIBOR + 2.000%, 09/07/23	2,238,750	2,231,454

Distribution/Wholesale—0.1%
Beacon Roofing Supply, Inc.
Term Loan B, 4.280%, 1M LIBOR + 2.250%, 01/02/25	2,922,675	2,912,171

Distributors—0.3%
American Builders & Contractors Supply Co., Inc.
Term Loan B, 4.094%, 1M LIBOR + 2.000%, 10/31/23	8,552,199	8,497,773

Electric—0.1%
Vistra Operations Co. LLC
Term Loan B2, 4.344%, 1M LIBOR + 2.250%, 12/14/23	3,374,307	3,363,071

Electronic Equipment, Instruments & Components—0.1%
Zebra Technologies Corp.
Term Loan B, 4.057%, 3M LIBOR + 1.750%, 10/27/21	2,103,924	2,106,335

Entertainment—0.3%
Lions Gate Entertainment Corp.
Term Loan B, 4.341%, 1M LIBOR + 2.250%, 03/24/25	3,694,018	3,684,783
Scientific Games International, Inc.
Term Loan B5, 4.906%, 2M LIBOR + 2.750%, 08/14/24	5,573,855	5,559,224

		9,244,007

Food—0.4%
Albertson’s LLC
Term Loan B6, 5.319%, 3M LIBOR + 3.000%, 06/22/23	6,835,648	6,775,125
Aramark Services, Inc.
Term Loan B3, 4.084%, 3M LIBOR + 1.750%, 03/11/25	2,493,750	2,495,309
Post Holdings, Inc.
Incremental Term Loan, 4.100%, 1M LIBOR + 2.000%, 05/24/24	3,034,380	3,027,898

		12,298,332

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Floating Rate Loans (k)—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Services—0.4%
MPH Acquisition Holdings LLC
Term Loan B, 5.084%, 3M LIBOR + 2.750%, 06/07/23	7,550,663	$7,521,759
RadNet, Inc.
Term Loan, 6.100%, 3M LIBOR + 3.750%, 06/30/23	5,072,078	5,138,649

		12,660,408

Hotels, Restaurants & Leisure—0.3%
1011778 B.C. Unlimited Liability Co.
Term Loan B3, 4.344%, 1M LIBOR + 2.250%, 02/16/24	3,092,141	3,079,077
CEC Entertainment, Inc.
Term Loan, 5.344%, 1M LIBOR + 3.250%, 02/14/21	8,694,183	8,118,194

		11,197,271

Insurance—0.3%
RPI Finance Trust
Term Loan B6, 4.334%, 3M LIBOR + 2.000%, 03/27/23	2,903,964	2,906,038
UFC Holdings LLC 1st Lien Term Loan, 5.350%, 1M LIBOR + 3.250%, 08/18/23	8,362,650	8,382,687

		11,288,725

Internet—0.2%
Ancestry.com Operations, Inc. 1st Lien Term Loan, 5.350%, 1M LIBOR + 3.250%, 10/19/23	7,859,100	7,855,823

Leisure Time—0.1%
Intrawest Resorts Holdings, Inc.
Term Loan B1, 5.094%, 1M LIBOR + 3.000%, 07/31/24	3,064,600	3,071,305

Lodging—0.6%
Boyd Gaming Corp.
Term Loan B3, 4.488%, 1W LIBOR + 2.500%, 09/15/23	4,204,040	4,221,680
Caesars Resort Collection LLC 1st Lien Term Loan B, 4.844%, 1M LIBOR + 2.750%, 12/22/24	8,756,000	8,751,307
MGM Growth Properties Operating Partnership L.P.
Term Loan B, 4.094%, 1M LIBOR + 2.000%, 04/25/23	5,214,192	5,215,277

		18,188,264

Media—0.7%
Advantage Sales & Marketing, Inc. 1st Lien Term Loan, 5.344%, 1M LIBOR + 3.250%, 07/23/21	6,995,490	6,658,832
CBS Radio, Inc.
Term Loan B, 4.838%, 1M LIBOR + 2.750%, 11/17/24	8,759,980	8,718,002
Unitymedia Finance LLC
Term Loan B, 4.323%, 1M LIBOR + 2.250%, 09/30/25	130,000	129,377
Univision Communications, Inc.
Term Loan C5, 4.844%, 1M LIBOR + 2.750%, 03/15/24	8,731,075	8,453,549

		23,959,760

Packaging & Containers—0.9%
Berry Global, Inc.
Term Loan Q, 4.075%, 1M LIBOR + 2.000%, 10/01/22	8,981,880	8,981,880
BWAY Holding Co.
Term Loan B, 5.588%, 3M LIBOR + 3.250%, 04/03/24	6,435,000	6,449,080

Packaging & Containers—(Continued)
Flex Acquisition Co., Inc. 1st Lien Term Loan, 5.308%, 3M LIBOR + 3.000%, 12/29/23	5,303,733	$5,294,738
Reynolds Group Holdings, Inc.
Term Loan, 4.844%, 1M LIBOR + 2.750%, 02/05/23	7,973,176	7,972,067

		28,697,765

Pharmaceuticals—0.1%
Change Healthcare Holdings LLC
Term Loan B, 4.844%, 1M LIBOR + 2.750%, 03/01/24	4,657,210	4,647,602

Professional Services—0.0%
Trans Union LLC
Term Loan B3, 4.094%, 1M LIBOR + 2.000%, 04/10/23	1,071,794	1,070,186

Retail—1.4%
Academy, Ltd.
Term Loan B, 5.988%, 1M LIBOR + 4.000%, 07/01/22	9,725,144	8,132,652
CWGS Group LLC
Term Loan, 4.775%, 1M LIBOR + 2.750%, 11/08/23	1,310,050	1,299,201
Leslie’s Poolmart, Inc.
Term Loan, 5.594%, 1M LIBOR + 3.500%, 08/16/23	3,038,655	3,038,971
Michaels Stores, Inc.
Term Loan B, 4.584%, 1M LIBOR + 2.500%, 01/28/23	6,605,661	6,562,725
Party City Holdings, Inc.
Term Loan B, 4.992%, 1M LIBOR + 2.750%, 08/19/22	5,195,415	5,199,878
Petco Animal Supplies, Inc.
Term Loan B, 5.609%, 3M LIBOR + 3.250%, 01/26/23	4,973,436	3,603,255
PetSmart, Inc.
Term Loan B2, 5.010%, 1M LIBOR + 3.000%, 03/11/22	21,113,568	17,540,096

		45,376,778

Software—0.4%
Almonde, Inc. 1st Lien Term Loan, 5.807%, 3M LIBOR + 3.500%, 06/13/24	4,447,594	4,375,876
First Data Corp.
Term Loan, 4.091%, 1M LIBOR + 2.000%, 04/26/24	5,599,274	5,572,678
MA FinanceCo. LLC
Term Loan B3, 4.844%, 1M LIBOR + 2.750%, 06/21/24	469,594	466,805
Seattle Spinco, Inc.
Term Loan B3, 4.844%, 1M LIBOR + 2.750%, 06/21/24	3,171,281	3,168,640

		13,583,999

Telecommunications—0.6%
Level 3 Financing, Inc.
Term Loan B, 4.334%, 1M LIBOR + 2.250%, 02/22/24	6,960,000	6,952,386
UPC Financing Partnership
Term Loan AR, 4.573%, 1M LIBOR + 2.500%, 01/15/26	8,840,000	8,754,915
Virgin Media Bristol LLC
Term Loan K, 4.573%, 1M LIBOR + 2.500%, 01/15/26	2,865,395	2,848,380

		18,555,681

Trucking & Leasing—0.1%
Avolon TLB Borrower 1 (U.S.) LLC
Term Loan B3, 4.088%, 1M LIBOR + 2.000%, 01/15/25	3,804,583	3,764,825

Total Floating Rate Loans (Cost $301,148,026)		295,154,968

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Foreign Government – 7.8%

Security Description	Principal Amount*	Value

Regional Government—0.6%
Japan Finance Organization for Municipalities 4.000%, 01/13/21	1,900,000	$1,939,667
Provincia de Buenos Aires 6.500%, 02/15/23 (144A) (l)	18,940,000	17,289,569

		19,229,236

Sovereign—7.2%
Argentina POM Politica Monetaria 40.000%, 06/21/20 (ARS) (c)	510,260,000	18,304,741
Argentine Bonos del Tesoro 18.200%, 10/03/21 (ARS)	328,390,000	9,917,170
21.200%, 09/19/18 (ARS)	10,352,000	366,122
Argentine Republic Government International Bonds 4.625%, 01/11/23 (a)	2,150,000	1,893,096
5.625%, 01/26/22 (a)	2,570,000	2,401,665
5.875%, 01/11/28 (a)	5,700,000	4,631,250
7.500%, 04/22/26	12,590,000	11,614,275
7.625%, 04/22/46	1,170,000	944,190
Bahamas Government International Bond 5.750%, 01/16/24 (144A)	1,500,000	1,507,500
Bermuda Government International Bond 4.138%, 01/03/23 (144A)	2,000,000	2,010,480
Bonos de la Nacion Argentina con Ajuste por CER 4.000%, 03/06/20 (ARS) (l)	95,160,000	3,316,207
Brazil Notas do Tesouro Nacional 10.000%, 01/01/21 (BRL)	51,146,000	13,403,175
10.000%, 01/01/27 (BRL)	83,432,000	19,628,056
Brazilian Government International Bond 6.000%, 04/07/26 (a)	6,470,000	6,612,340
Ecuador Government International Bonds 8.750%, 06/02/23 (144A)	1,740,000	1,629,858
10.750%, 03/28/22 (144A)	8,450,000	8,675,615
Egypt Government International Bond 6.125%, 01/31/22	8,380,000	8,237,976
Ghana Government International Bonds
7.625%, 05/16/29 (144A)	10,140,000	9,899,175
8.125%, 01/18/26 (a) (l)	4,200,000	4,305,000
Honduras Government International Bond 6.250%, 01/19/27	4,140,000	4,143,726
Indonesia Government International Bonds 5.125%, 01/15/45	3,000,000	2,947,851
5.250%, 01/17/42	15,090,000	15,152,684
Indonesia Treasury Bonds 7.000%, 05/15/22 (IDR)	9,560,000,000	653,456
7.000%, 05/15/27 (IDR)	382,929,000,000	25,078,776
8.375%, 09/15/26 (IDR)	66,608,000,000	4,729,493
Mexico Government International Bond 4.125%, 01/21/26	8,170,000	8,104,640
Russian Federal Bond - OFZ 7.050%, 01/19/28 (RUB)	1,755,525,000	27,003,518
Senegal Government International Bonds 6.250%, 05/23/33 (144A) (l)	8,720,000	7,728,100
6.750%, 03/13/48 (144A) (l)	4,470,000	3,815,637
Uruguay Government International Bonds 8.500%, 03/15/28 (144A) (UYU)	69,700,000	1,918,136

Sovereign—(Continued)
Uruguay Government International Bonds 9.875%, 06/20/22 (144A) (UYU)	166,730,000	5,263,779

		235,837,687

Total Foreign Government (Cost $303,295,798)		255,066,923

Asset-Backed Securities—6.1%

Asset-Backed - Automobile—0.2%
Hertz Vehicle Financing II LP 3.290%, 02/25/24 (144A)	3,480,000	3,403,256
3.600%, 02/25/24 (144A)	3,510,000	3,409,463

		6,812,719

Asset-Backed - Credit Card—0.2%
CreditShop Credit Card Co. LLC 10.073%, 1M LIBOR + 8.000%, 10/15/22 (144A) (c)	5,318,610	5,336,161

Asset-Backed - Home Equity—0.6%
Asset-Backed Securities Corp. Home Equity Loan Trust 4.923%, 1M LIBOR + 2.850%, 04/15/33 (c)	390	390
Bear Stearns Asset-Backed Securities Trust 2.831%, 1M LIBOR + 0.740%, 01/25/34 (c)	17,884	17,385
EMC Mortgage Loan Trust 2.991%, 1M LIBOR + 0.900%, 05/25/43 (144A) (c)	264,100	261,084
Structured Asset Securities Corp. Mortgage Loan Trust 2.311%, 1M LIBOR + 0.220%, 02/25/36 (144A) (c)	2,612,369	143,014
WaMu Asset-Backed Certificates Trust 2.261%, 1M LIBOR + 0.170%, 07/25/47 (c)	26,512,963	20,308,694

		20,730,567

Asset-Backed - Manufactured Housing—0.4%
Conseco Finance Corp. 7.030%, 07/15/28 (c)	6,157,771	6,118,096
Origen Manufactured Housing Contract Trust 4.020%, 10/15/37 (c)	1,295,913	1,244,536
4.580%, 04/15/37 (c)	1,120,974	991,041
UCFC Manufactured Housing Contract 7.095%, 04/15/29 (c)	3,902,247	3,744,631

		12,098,304

Asset-Backed - Other—4.2%
AIMCO CLO 6.039%, 3M LIBOR + 3.680%, 07/20/29 (144A) (c)	6,750,000	6,822,205
Ammc CLO, Ltd. 8.163%, 3M LIBOR + 5.810%, 04/17/29 (144A) (c)	6,600,000	6,591,935
Amortizing Residential Collateral Trust 3.891%, 1M LIBOR + 1.800%, 08/25/32 (c)	23,169	21,222
Applebee’s Funding LLC / IHOP Funding LLC 4.277%, 09/05/44 (144A)	5,170,925	5,128,820
Ares CLO, Ltd. 8.898%, 3M LIBOR + 6.550%, 10/15/29 (144A) (c)	9,300,000	9,424,583
8.948%, 3M LIBOR + 6.600%, 10/15/27 (144A) (c)	5,500,000	5,553,388

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Barings CLO, Ltd. 9.805%, 3M LIBOR + 7.450%, 07/18/29 (144A) (c)	1,700,000	$1,615,173
Bear Stearns Asset-Backed Securities Trust 6.000%, 10/25/36	1,669,910	1,316,335
Carlyle Global Market Strategies CLO, Ltd. 6.059%, 3M LIBOR + 3.700%, 07/20/31 (144A) (c)	9,500,000	9,680,215
Catskill Park CLO, Ltd. 8.359%, 3M LIBOR + 6.000%, 04/20/29 (144A) (c)	7,600,000	7,687,081
Countrywide Asset-Backed Certificates Trust 3.966%, 1M LIBOR + 1.875%, 06/25/34 (c)	133,814	126,707
Countrywide Revolving Home Equity Loan Resecuritization Trust 2.373%, 1M LIBOR + 0.300%, 12/15/33 (144A) (c)	158,841	148,950
Countrywide Revolving Home Equity Loan Trust 2.213%, 1M LIBOR + 0.140%, 07/15/36 (c)	287,962	272,882
CVP CLO, Ltd. 4.576%, 1M LIBOR + 2.650%, 01/20/31 (144A) (c)	4,500,000	4,411,305
First Horizon Asset-Backed Trust 2.251%, 1M LIBOR + 0.160%, 10/25/34 (c)	5,383	5,311
Goldentree Loan Opportunities, Ltd. 7.559%, 3M LIBOR + 5.200%, 07/20/27 (144A) (c)	2,150,000	2,151,256
Greenwood Park CLO, Ltd. 6.975%, 1M LIBOR + 4.950%, 04/15/31 (144A) (c)	7,380,000	6,988,425
GSAMP Trust 2.291%, 1M LIBOR + 0.200%, 01/25/36 (c)	96,346	12,521
Long Beach Mortgage Loan Trust 2.608%, 1M LIBOR + 0.520%, 01/21/31 (c)	17,224	16,761
Midocean Credit CLO VII 6.228%, 3M LIBOR + 3.880%, 07/15/29 (144A) (c)	4,750,000	4,782,191
Ocean Trails CLO 10.098%, 3M LIBOR + 7.750%, 07/15/28 (144A) (c)	5,120,000	5,293,307
SACO I Trust 2.431%, 1M LIBOR + 0.340%, 03/25/36 (c)	57,712	56,185
Saranac CLO III, Ltd. 5.582%, 3M LIBOR + 3.250%, 06/22/30 (144A) (c)	4,652,500	4,623,161
SBA Small Business Investment Cos. 2.845%, 03/10/27	10,328,403	10,153,319
SoFi Consumer Loan Program LLC 3.280%, 01/26/26 (144A)	3,063,818	3,061,233
Thayer Park CLO, Ltd. 8.459%, 3M LIBOR + 6.100%, 04/20/29 (144A) (c)	8,400,000	8,499,506
Treman Park CLO, Ltd. 6.219%, 3M LIBOR + 3.860%, 04/20/27 (144A) (c)	1,700,000	1,700,986
Upgrade Pass-Through Trust 7.000%, 03/15/24 (144A) (d)	2,498,480	2,490,505
14.749%, 05/15/24 (144A) (d)	2,621,579	2,619,739
14.960%, 12/27/27 (144A) (d)	3,167,028	3,149,136
15.309%, 08/15/24 (144A) (d)	2,840,000	2,865,558
16.500%, 06/15/24 (144A) (d)	2,711,785	2,711,296
Venture CLO, Ltd.
6.409%, 3M LIBOR + 4.050%, 04/20/27 (144A) (c)	9,105,000	9,091,224
8.088%, 3M LIBOR + 5.740%, 04/15/27 (144A) (c)	4,000,000	3,925,904
Voya CLO, Ltd. 7.662%, 3M LIBOR + 5.300%, 07/23/27 (144A) (c)	2,000,000	1,994,336
8.368%, 3M LIBOR + 6.020%, 06/07/30 (144A) (c)	3,500,000	3,531,860

		138,524,521

Asset-Backed - Student Loan—0.5%
DRB Prime Student Loan Trust 3.170%, 07/25/31 (144A)	2,385,496	2,378,368
National Collegiate Student Loan Trust 2.941%, 1M LIBOR + 0.850%, 03/25/38 (c)	7,595,630	5,189,308
Nelnet Student Loan Trust
Zero Coupon, 28 day Auction Rate Index, 03/22/32 (c)	6,200,000	5,902,276
SLM Student Loan Trust 2.510%, 3M LIBOR + 0.150%, 03/25/44 (c)	3,380,000	3,265,769
SoFi Professional Loan Program LLC
Zero Coupon, 08/25/36 (144A)	500	1,347,487

		18,083,208

Total Asset-Backed Securities (Cost $198,454,644)		201,585,480

U.S. Treasury & Government Agencies—4.0%

Agency Sponsored Mortgage-Backed—2.7%
Fannie Mae 15 Yr. Pool 3.000%, TBA (m)	7,800,000	7,754,211
5.000%, 12/01/21	9,419	9,630
Fannie Mae 20 Yr. Pool 8.500%, 08/01/19	5,290	5,302
Fannie Mae 30 Yr. Pool 3.000%, TBA (m)	5,600,000	5,424,781
5.000%, 01/01/39	282,138	301,286
5.000%, 06/01/40	162,619	174,320
5.000%, 07/01/40	115,560	123,957
6.000%, 07/01/38	15,004	16,398
6.500%, 08/01/31	291	321
6.500%, 12/01/36	1,015	1,119
6.500%, 06/01/37	15,930	17,560
6.500%, 10/01/37	16,277	17,942
7.000%, 05/01/26	1,182	1,229
7.000%, 07/01/30	255	259
7.000%, 01/01/31	263	279
7.000%, 07/01/31	1,199	1,263
7.000%, 09/01/31	2,659	2,874
7.000%, 10/01/31	2,439	2,710
7.000%, 11/01/31	17,486	18,189
7.000%, 01/01/32	5,539	5,634
7.000%, 02/01/32	4,196	4,294
7.500%, 12/01/29	450	455
7.500%, 01/01/30	432	491
7.500%, 02/01/30	314	316
7.500%, 06/01/30	252	253
7.500%, 08/01/30	81	82
7.500%, 09/01/30	533	591
7.500%, 10/01/30	81	88
7.500%, 11/01/30	9,677	10,077
7.500%, 02/01/31	1,156	1,168
8.000%, 08/01/27	819	888
8.000%, 07/01/30	493	576
8.000%, 09/01/30	385	400

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae REMICS (CMO) 2.441%, 1M LIBOR + 0.350%, 05/25/34 (c)	106,532	$106,612
4.500%, 06/25/29	211,203	218,174
9.750%, 11/25/18	4,241	4,265
9.750%, 08/25/19	1,063	1,072
Freddie Mac 30 Yr. Gold Pool 3.000%, TBA (m)	8,100,000	7,839,783
4.000%, TBA (m)	4,400,000	4,484,792
6.000%, 12/01/36	15,147	16,650
6.000%, 02/01/37	17,665	19,446
7.000%, 03/01/39	109,400	120,481
Freddie Mac Multifamily Structured Pass-Through Certificates (CMO) 1.374%, 08/25/42 (c) (j)	70,400,000	3,359,481
Freddie Mac REMICS (CMO) 1,156.500%, 06/15/21 (j)	2	16
Freddie Mac Structured Agency Credit Risk Debt Notes (CMO) 5.541%, 1M LIBOR + 3.450%, 10/25/29 (c)	4,620,000	5,050,782
6.541%, 1M LIBOR + 4.450%, 03/25/30 (c)	8,840,000	9,542,424
6.591%, 1M LIBOR + 4.500%, 02/25/24 (c)	2,210,000	2,548,607
7.241%, 1M LIBOR + 5.150%, 10/25/29 (c)	10,500,000	12,001,256
Ginnie Mae I 30 Yr. Pool 5.000%, 04/15/35	9,855	10,538
5.500%, 01/15/34	47,101	51,442
5.500%, 04/15/34	13,870	15,123
5.500%, 07/15/34	82,383	90,017
5.500%, 10/15/34	52,921	57,738
5.750%, 10/15/38	96,257	105,209
6.000%, 02/15/33	1,406	1,552
6.000%, 03/15/33	4,768	5,238
6.000%, 06/15/33	4,329	4,880
6.000%, 07/15/33	6,663	7,373
6.000%, 09/15/33	5,194	5,678
6.000%, 10/15/33	2,759	3,037
6.000%, 08/15/34	21,282	23,265
6.500%, 03/15/29	1,418	1,564
6.500%, 02/15/32	801	908
6.500%, 03/15/32	939	1,068
6.500%, 11/15/32	3,937	4,386
7.000%, 03/15/31	95	97
Ginnie Mae II 30 Yr. Pool 3.000%, 09/20/47	769,131	753,167
3.000%, TBA (m)	3,000,000	2,935,019
3.500%, TBA (m)	15,000,000	15,057,714
4.000%, TBA (m)	3,700,000	3,792,211
5.000%, 08/20/34	51,931	55,650
5.000%, TBA (m)	400,000	419,928
5.500%, 03/20/34	7,123	7,779
6.000%, 05/20/32	9,651	10,643
6.000%, 11/20/33	11,643	12,858
Ginnie Mae II ARM Pool 3.500%, 1Y CMT + 1.440%, 01/20/60 (c)	681,937	701,403
3.868%, 1Y CMT, 05/20/60 (c)	546,323	562,385
Government National Mortgage Association (CMO) 0.427%, 03/16/47 (c) (j)	6,801,048	101,168
0.490%, 04/16/52 (c) (j)	11,647,278	202,731

Agency Sponsored Mortgage-Backed—(Continued)
Government National Mortgage Association (CMO) 2.217%, 1M LIBOR + 0.300%, 05/20/68 (c)	1,489,877	1,486,499
2.350%, 05/20/68 (f)	1,722,000	1,720,933
3.000%, 04/20/41	534,483	528,256

		87,950,241

Federal Agencies—0.1%
Tennessee Valley Authority 5.980%, 04/01/36	1,760,000	2,326,694

U.S. Treasury—1.2%
U.S. Treasury Notes 1.250%, 03/31/19	40,060,000	39,756,420

Total U.S. Treasury & Government Agencies (Cost $129,013,035)		130,033,355

Convertible Bonds—0.9%

Internet—0.0%
Twitter, Inc. 0.250%, 06/15/24 (144A)	1,170,000	1,208,638

Media—0.5%
DISH Network Corp. 2.375%, 03/15/24	5,890,000	5,186,781
3.375%, 08/15/26 (a)	3,090,000	2,992,962
Liberty Media Corp. 2.125%, 03/31/48 (144A)	8,290,000	8,153,787

		16,333,530

Oil & Gas—0.1%
Chesapeake Energy Corp. 5.500%, 09/15/26 (a)	4,120,000	4,187,094

Pipelines—0.0%
Cheniere Energy, Inc. 4.250%, 03/15/45 (a)	2,020,000	1,599,232

Retail—0.1%
RH
Zero Coupon, 06/15/23 (144A)	2,470,000	2,302,880

Telecommunications—0.2%
GCI Liberty, Inc. 1.750%, 09/30/46 (144A)	4,810,000	4,949,230

Total Convertible Bonds (Cost $31,083,649)		30,580,604

Convertible Preferred Stocks—0.3%

Banks—0.2%
Wells Fargo & Co., Series L 7.500%, 12/31/49	4,965	6,253,219

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Convertible Preferred Stocks—(Continued)

Security Description	Principal Amount*	Value

Oil, Gas & Consumable Fuels—0.1%
Sanchez Energy Corp. 6.500%, 12/31/49	230,616	$4,160,313

Total Convertible Preferred Stocks (Cost $13,510,306)		10,413,532

Municipals—0.2%
Brazos River Harbor, TX Navigation District , Dow Chemical Co. Project, Revenue Bond 5.950%, 05/15/33	3,360,000	3,431,938
Massachusetts State Development Finance Agency, Board Institute, Revenue Bond 5.375%, 04/01/41	400,000	438,000
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds 5.000%, 12/15/30	750,000	812,693
5.000%, 12/15/31	1,550,000	1,677,549
Virginia Housing Development Authority 6.000%, 06/25/34	651,313	677,704

Total Municipals (Cost $6,726,677)		7,037,884

Preferred Stocks—0.1%

Banks—0.1%
Citigroup Capital, 8.729%, 3M LIBOR + 6.370%, 10/30/40 (c)	51,160	1,386,436

Marine—0.0%
Tricer Tracking Preferred Equity Certificates, 8.000% (f) (h) (i)	11,281,287	112,813

Oil & Gas—0.0%
Berry Petroleum Corp.	86,835	1,193,981

Total Preferred Stocks (Cost $2,979,048)		2,693,230

Common Stocks —0.1%

Air Freight & Logistics—0.0%
Ceva Logistics AG (n)	12,627	294,541

Diversified Consumer Services—0.0%
Ascent CNR Corp. - Class A (f) (n)	1,399,556	27,991

Marine—0.0%
Tricer Holdco SCA (f) (h) (i) (n)	23,504	98,247

Media—0.0%
Cengage Learning, Inc. (n)	10,995	100,329
ION Media Networks, Inc. (n)	785	471,000

		571,329

Oil & Gas—0.1%
Berry Petroleum Corp. (n)	74,879	889,188

Total Common Stocks (Cost $5,253,175)		1,881,296

Escrow Shares—0.0%

Energy Equipment & Services—0.0%
Hercules Offshore, Inc. (f) (h) (i)	10,611	2,992

Forest Products & Paper—0.0%
Sino-Forest Corp. (h)	1,246,000	0
Sino-Forest Corp. (h)	500,000	0

		0

Oil & Gas—0.0%
Berry Petroleum Co. LLC (f) (g) (h) (i)	850,000	0
Berry Petroleum Co. LLC (f) (g) (h) (i)	1,040,000	0

		0

Total Escrow Shares (Cost $476,680)		2,992

Short-Term Investments—3.5%

Repurchase Agreements—3.2%
Bank of America N.A. Repurchase Agreement dated 06/29/18 at 2.050%, due on 07/02/18 with a maturity value of $95,016,229; collateralized by a U.S. Treasury Note at 2.500%, maturing 08/15/23, with a market value of $96,962,568.	95,000,000	95,000,000
Fixed Income Clearing Corp. Repurchase Agreement dated 06/29/18 at 0.800%, due on 07/02/18 with a maturity value of $9,590,509; collateralized by U.S. Treasury Note at 1.625%, maturing 11/15/22, with a market value of $9,783,729.	9,589,870	9,589,870

		104,589,870

U.S. Treasury—0.3%
U.S. Treasury Bill 1.746%, 08/16/18 (a) (o)	11,000,000	10,974,906

Total Short-Term Investments (Cost $115,565,191)		115,564,776

Securities Lending Reinvestments (p)—8.2%

Certificates of Deposit—5.3%
Bank of Nova Scotia 2.605%, 3M LIBOR + 0.280%, 03/20/19 (c)	10,000,000	10,014,000
Barclays Bank plc 2.430%, 08/01/18	5,000,000	5,001,485
Barclays Capital, plc 2.271%, 1M LIBOR + 0.270%, 08/03/18 (c)	10,000,000	9,999,060

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Securities Lending Reinvestments (p)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Canadian Imperial Bank of Commerce 2.473%, 3M LIBOR + 0.120%, 01/14/19 (c)	5,000,000	$5,001,875
China Construction Bank 2.550%, 09/17/18	5,000,000	4,999,915
Citibank N.A. 2.376%, 1M LIBOR + 0.330%, 09/12/18 (c)	5,000,000	4,999,645
Commonwealth Bank of Australia 2.502%, 3M LIBOR + 0.140%, 04/23/19 (c)	3,500,000	3,499,472
Cooperative Rabobank UA 2.488%, 3M LIBOR + 0.140%, 10/16/18 (c)	11,500,000	11,508,947
Credit Suisse AG New York 2.460%, FEDEFF PRV + 0.550%, 09/07/18 (c)	3,000,000	3,000,000
Industrial & Commercial Bank of China, Ltd. 2.450%, 08/15/18	6,000,000	5,999,754
Mitsubishi UFJ Trust and Banking Corp.
Zero Coupon, 08/13/18	4,969,636	4,987,150
Mizuho Bank, Ltd., New York 2.348%, 1M LIBOR + 0.250%, 11/26/18 (c)	4,000,000	4,000,016
2.486%, 1M LIBOR + 0.440%, 10/11/18 (c)	3,000,000	3,001,629
Natixis New York 2.215%, 1M LIBOR + 0.210%, 08/06/18 (c)	4,000,000	4,000,208
Norinchukin Bank New York 2.301%, 1M LIBOR + 0.300%, 09/04/18 (c)	12,600,000	12,596,863
Societe Generale 2.256%, 1M LIBOR + 0.210%, 07/10/18 (c)	10,000,000	9,999,830
Standard Chartered plc 2.250%, 08/21/18	6,000,000	6,000,918
2.384%, 1M LIBOR + 0.300%, 08/22/18 (c)	6,000,000	6,000,144
2.466%, 1M LIBOR + 0.420%, 10/11/18 (c)	5,000,000	5,001,055
Sumitomo Mitsui Banking Corp., New York 2.316%, 1M LIBOR + 0.270%, 09/10/18 (c)	15,000,000	15,001,320
Sumitomo Mitsui Trust Bank, Ltd. 2.408%, 1M LIBOR + 0.320%, 11/21/18 (c)	4,000,000	4,000,000
Sumitomo Mitsui Trust Bank, Ltd., London 2.408%, 1M LIBOR + 0.310%, 11/26/18 (c)	7,000,000	7,000,000
Svenska Handelsbanken AB 2.459%, 3M LIBOR + 0.100%, 04/30/19 (c)	5,000,000	5,000,060
Wells Fargo Bank N.A. 2.467%, 3M LIBOR + 0.130%, 07/11/18 (c)	6,500,000	6,500,149
2.502%, 3M LIBOR + 0.140%, 10/26/18 (c)	4,000,000	4,005,087
Westpac Banking Corp. 2.360%, FEDEFF PRV + 0.450%, 02/15/19 (c)	12,500,000	12,499,175

		173,617,757

Commercial Paper—1.2%
Bank of China, Ltd. 2.490%, 09/05/18	2,484,610	2,488,460
ING Funding LLC 2.236%, 1M LIBOR + 0.190%, 08/10/18 (c)	7,750,000	7,749,930
Macquarie Bank, Ltd. 2.280%, 09/04/18	3,976,693	3,983,736
Sheffield Receivables Co. 2.490%, 11/26/18	986,928	989,633
Starbird Funding Corp. 2.300%, 08/10/18	4,971,889	4,987,525

Commercial Paper—(Continued)
Toyota Motor Credit Corp. 2.310%, 09/18/18	4,962,142	4,974,610
UBS AG 2.431%, 1M LIBOR + 0.430%, 02/01/19 (c)	11,000,000	10,997,888
Westpac Banking Corp. 2.371%, 1M LIBOR + 0.280%, 05/24/19 (c)	2,000,000	2,000,000

		38,171,782

Repurchase Agreements—1.4%
Barclays Capital, Inc. Repurchase Agreement dated 06/29/18 at 2.100%, due on 07/02/18 with a maturity value of $564,906; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 05/15/24 - 05/15/26, and an aggregate market value of $576,104.	564,807	564,807
Citigroup Global Markets, Inc. Repurchase Agreement dated 05/03/18 at 2.180%, due on 07/06/18 with a maturity value of $3,011,627; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 8.750%, maturity dates ranging from 05/15/20 - 08/15/45, and various Common Stock with an aggregate market value of $3,162,863.	3,000,000	3,000,000
Repurchase Agreement dated 01/25/17 at 2.460%, due on 10/01/18 with a maturity value of $2,083,913; collateralized by U.S. Treasury Obligations with rates ranging from 1.500% - 2.500%, maturity dates ranging from 01/31/19 - 02/15/26, and an aggregate market value of $2,040,000.	2,000,000	2,000,000
Deutsche Bank AG, London
Repurchase Agreement dated 01/09/18 at 2.300%, due on 07/02/18 with a maturity value of $505,558; collateralized by various Common Stock with an aggregate market value of $558,104.	500,000	500,000
Repurchase Agreement dated 09/12/17 at 2.440%, due on 08/06/18 with a maturity value of $12,522,331; collateralized by various Common Stock with an aggregate market value of $13,673,557.	12,250,000	12,250,000
ING Bank NV Repurchase Agreement dated 05/21/18 at 2.190%, due on 07/02/18 with a maturity value of $601,533; collateralized by various Common Stock with an aggregate market value of $667,317.	600,000	600,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 08/01/17 at 2.460%, due on 10/01/18 with a maturity value of $12,863,875; collateralized by various Common Stock with an aggregate market value of $13,750,001.	12,500,000	12,500,000
NBC Global Finance Ltd.
Repurchase Agreement dated 11/30/17 at 2.080%, due on 07/02/18 with a maturity value of $101,236; collateralized by various Common Stock with an aggregate market value of $111,289.	100,000	100,000

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Securities Lending Reinvestments (p)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
NBC Global Finance Ltd.
Repurchase Agreement dated 03/16/18 at 2.080%, due on 07/02/18 with a maturity value of $1,609,984; collateralized by various Common Stock with an aggregate market value of $1,780,626.	1,600,000	$1,600,000
Societe Generale
Repurchase Agreement dated 03/16/18 at 2.050%, due on 07/02/18 with a maturity value of $1,207,380; collateralized by various Common Stock with an aggregate market value of $1,335,422.	1,200,000	1,200,000
Repurchase Agreement dated 03/21/18 at 2.050%, due on 07/02/18 with a maturity value of $1,911,144; collateralized by various Common Stock with an aggregate market value of $2,114,419.	1,900,000	1,900,000
Repurchase Agreement dated 03/08/18 at 2.050%, due on 07/02/18 with a maturity value of $1,711,229; collateralized by various Common Stock with an aggregate market value of $1,891,848.	1,700,000	1,700,000
Repurchase Agreement dated 03/28/18 at 2.050%, due on 07/02/18 with a maturity value of $1,005,467; collateralized by various Common Stock with an aggregate market value of $1,112,852.	1,000,000	1,000,000
Repurchase Agreement dated 04/18/18 at 2.080%, due on 07/06/18 with a maturity value of $3,013,693; collateralized by various Common Stock with an aggregate market value of $3,338,556.	3,000,000	3,000,000
Repurchase Agreement dated 05/10/18 at 2.080%, due on 07/06/18 with a maturity value of $3,009,880; collateralized by various Common Stock with an aggregate market value of $3,338,556.	3,000,000	3,000,000

		44,914,807

Time Deposit—0.3%
Natixis Financial Products LLC 2.160%, OBFR + 0.250%, 07/02/18 (c)	10,000,000	10,000,000

Total Securities Lending Reinvestments (Cost $266,676,137)		266,704,346

Total Purchased Options—0.5% (q) (Cost $20,183,286)		16,962,435

Total Investments—106.9% (Cost $3,585,711,052)		3,509,126,406
Other assets and liabilities (net)—(6.9)%		(227,097,658)

Net Assets—100.0%		$3,282,028,748

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2018, the market value of securities loaned was $252,887,554 and the collateral received consisted of cash in the amount of $266,616,705. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(c)	Variable or floating rate security. The stated rate represents the rate at June 30, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(d)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2018, the market value of restricted securities was $20,973,079, which is 0.6% of net assets. See details shown in the Restricted Securities table that follows.
(e)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(f)	Illiquid security. As of June 30, 2018, these securities represent 1.0% of net assets.
(g)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(h)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(i)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2018, these securities represent 0.05% of net assets.
(j)	Interest only security.
(k)	Floating rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(l)	Principal amount of security is adjusted for inflation.
(m)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(n)	Non-income producing security.
(o)	The rate shown represents current yield to maturity.
(p)	Represents investment of cash collateral received from securities on loan as of June 30, 2018.
(q)	For breakout of open positions, see details shown in Purchased Options table that follows.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2018, the market value of 144A securities was $1,275,401,706, which is 38.9% of net assets.

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Alta Wind Holdings LLC, 7.000%, 06/30/35	7/14/10	$1,303,687	$1,303,687	$1,402,552
Bayview Commercial Asset Trust, Zero Coupon, 07/25/37	11/23/10	3,037,285	289,491	0
Countrywide Home Loan Reperforming Loan REMIC Trust, 4.238%, 03/25/35	01/08/15	5,999,463	873,672	385,817
Midwest Vanadium Pty, Ltd., 11.500%, 02/15/18	05/05/11-05/24/11	932,290	961,424	93
NSG Holdings LLC / NSG Holdings, Inc., 7.750%, 12/15/25	1/25/13	2,524,127	2,669,215	2,751,298
Upgrade Pass-Through Trust, 14.960%, 12/27/27	11/29/17-12/15/17	3,167,028	3,194,781	3,149,136
Upgrade Pass-Through Trust, 15.309%, 08/15/24	06/01/18	2,840,000	2,868,400	2,865,558
Upgrade Pass-Through Trust, 16.500%, 06/15/24	04/05/18	2,711,785	2,738,903	2,711,296
Upgrade Pass-Through Trust, 14.749%, 05/15/24	03/09/18	2,621,579	2,647,795	2,619,739
Upgrade Pass-Through Trust, 7.000%, 03/15/24	01/12/18	2,498,480	2,522,873	2,490,505
WaMu Mortgage Pass-Through Certificates Trust, 4.589%, 04/25/37	02/10/14	11,388,345	2,804,380	2,597,085

				$20,973,079

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
ARS	232,614,000	CBNA	07/30/18	USD	10,824,290	$(3,012,828)
ARS	20,000,000	BOA	08/21/18	USD	759,301	(101,407)
ARS	150,610,000	JPMC	09/17/18	USD	7,220,038	(2,392,395)
BRL	76,742,223	CBNA	07/19/18	USD	22,459,605	(2,696,599)
CAD	900,000	BBP	07/19/18	USD	716,516	(31,723)
CAD	23,980,000	JPMC	07/19/18	USD	18,518,690	(272,750)
CAD	8,321,904	BBP	07/27/18	USD	6,261,025	71,794
EUR	1,300,000	CBNA	07/19/18	USD	1,584,050	(64,171)
EUR	2,700,000	CBNA	07/19/18	USD	3,309,903	(153,231)
EUR	3,400,000	CBNA	07/19/18	USD	4,028,184	(53,115)
EUR	3,400,000	CBNA	07/19/18	USD	3,967,239	7,830
EUR	4,100,000	CBNA	07/19/18	USD	4,842,285	(48,819)
EUR	14,215,000	CBNA	07/19/18	USD	16,550,397	68,899
EUR	21,270,000	CBNA	07/19/18	USD	24,775,806	91,757
EUR	14,780,000	BBP	08/20/18	USD	17,564,552	(243,784)
GBP	225,000	BBP	07/19/18	USD	323,439	(26,282)
GBP	13,080,000	CBNA	07/19/18	USD	18,691,111	(1,416,386)
IDR	4,058,350,828	BBP	07/19/18	USD	292,304	(9,683)
INR	1,457,430,000	JPMC	07/19/18	USD	22,203,382	(971,249)
JPY	1,807,730,000	CBNA	07/19/18	USD	16,641,489	(296,462)
MXN	61,361,220	JPMC	07/09/18	USD	3,080,506	6,173
MXN	25,000,000	BBP	07/19/18	USD	1,257,744	(2,114)
MXN	45,000,000	BBP	07/19/18	USD	2,239,279	20,855
MXN	138,000,000	CBNA	07/19/18	USD	6,759,073	172,006
MXN	205,895,536	CBNA	07/19/18	USD	9,986,397	354,750
MXN	283,710,000	CBNA	07/19/18	USD	15,303,580	(1,054,184)
PLN	63,703,719	BOA	07/19/18	USD	18,872,101	(1,861,154)
RUB	284,140,060	JPMC	07/19/18	USD	4,561,202	(44,338)
TRY	45,863,100	CBNA	07/19/18	USD	10,865,458	(953,052)

Contracts to Deliver
AUD	7,980,000	BBP	07/19/18	USD	5,996,595	90,806
AUD	7,044,312	CBNA	07/19/18	USD	5,463,420	250,110
BRL	15,262,330	MSC	08/17/18	USD	4,120,499	202,199
CAD	65,855,923	BBP	07/19/18	USD	52,396,349	2,287,792
CAD	2,300,000	CBNA	07/19/18	USD	1,730,716	(19,312)
CAD	1,004,484	CBNA	07/19/18	USD	756,958	(7,335)
CAD	8,321,904	BBP	07/27/18	USD	6,258,200	(74,619)
EUR	30,911,880	BBP	07/19/18	USD	38,408,475	2,268,223

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	16,618,675	CBNA	07/19/18	USD	19,894,233	$464,709
EUR	13,620,042	CBNA	07/19/18	USD	16,360,804	437,095
EUR	3,900,000	CBNA	07/19/18	USD	4,562,298	2,660
EUR	3,500,000	CBNA	07/19/18	USD	4,057,935	(34,048)
EUR	2,300,000	CBNA	07/19/18	USD	2,795,958	106,941
EUR	2,100,000	CBNA	07/19/18	USD	2,501,835	46,645
EUR	1,900,000	CBNA	07/19/18	USD	2,209,839	(11,523)
EUR	1,800,000	CBNA	07/19/18	USD	2,109,528	5,080
EUR	1,800,000	CBNA	07/19/18	USD	2,135,106	30,658
EUR	1,800,000	CBNA	07/19/18	USD	2,095,380	(9,068)
EUR	1,700,000	CBNA	07/19/18	USD	2,011,584	24,050
EUR	1,650,000	CBNA	07/19/18	USD	1,932,381	3,303
EUR	27,937,080	MSC	07/19/18	USD	32,731,642	69,342
GBP	32,976,833	BBP	07/19/18	USD	47,119,805	3,567,382
INR	500,000,000	JPMC	07/19/18	USD	7,274,314	(9,786)
JPY	1,807,730,769	CBNA	07/19/18	USD	16,928,933	583,900
MXN	61,361,220	JPMC	07/09/18	USD	3,090,000	3,321
MXN	30,000,000	BOA	07/19/18	USD	1,533,350	26,594
MXN	270,889,063	BBP	07/19/18	USD	14,831,696	1,226,235
MXN	35,000,000	BBP	07/19/18	USD	1,756,139	(1,744)
MXN	48,900,000	CBNA	07/19/18	USD	2,472,582	16,569
MXN	42,000,000	CBNA	07/19/18	USD	2,087,019	(22,440)
MXN	25,000,000	CBNA	07/19/18	USD	1,257,533	1,902
MXN	17,640,000	CBNA	07/19/18	USD	926,159	40,187
MXN	53,000,000	JPMC	07/19/18	USD	2,770,373	108,436
MXN	42,000,000	JPMC	07/19/18	USD	2,023,190	(86,269)
MXN	84,915,970	JPMC	08/17/18	USD	4,221,000	(24,738)
NZD	7,900,000	BBP	07/19/18	USD	5,819,693	469,015
PHP	903,278,000	JPMC	07/19/18	USD	17,257,891	344,255
PHP	1,036,098,000	DBAG	11/15/18	USD	19,587,825	298,730
PHP	416,000,000	DBAG	11/15/18	USD	7,826,905	82,210
PHP	351,249,000	DBAG	11/15/18	USD	6,637,358	98,136
RUB	271,005,110	CBNA	07/19/18	USD	4,326,045	17,983
SEK	30,435,647	BBP	07/19/18	USD	3,637,886	235,817
SEK	18,000,000	BBP	07/19/18	USD	2,044,759	32,736
TRY	48,057,000	CBNA	08/27/18	USD	10,000,000	(218,781)
TWD	3,000	BBP	07/19/18	USD	103	5
TWD	71,920,000	JPMC	08/02/18	USD	2,354,718	(8,550)
TWD	20,601,000	JPMC	08/02/18	USD	674,779	(2,163)
TWD	114,810,000	CBNA	08/03/18	USD	3,772,822	(37)
TWD	30,570,000	CBNA	08/03/18	USD	1,006,069	1,484
ZAR	198,594	BOA	07/19/18	USD	16,252	1,804

Cross Currency Contracts to Buy
JPY	3,636,586,580	BBP	07/19/18	EUR	27,940,000	215,361

Net Unrealized Depreciation						$(1,780,400)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
90 Day Eurodollar Futures	12/16/19	2,824	USD	685,067,100	$(1,603,683)
90 Day Eurodollar Futures	06/15/20	3,478	USD	843,588,900	(3,006,036)
Euro-BTP Futures	09/06/18	95	EUR	12,087,800	(66,908)

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Futures Contracts—(Continued)

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
U.S. Treasury Note 10 Year Futures	09/19/18	3,009	USD	361,644,188	$498,192
U.S. Treasury Note 2 Year Futures	09/28/18	221	USD	46,814,016	113,259
U.S. Treasury Note Ultra 10 Year Futures	09/19/18	97	USD	12,438,734	104,450
U.S. Treasury Ultra Long Bond Futures	09/19/18	2,313	USD	369,068,063	11,303,964

Futures Contracts—Short
90 Day Eurodollar Futures	12/17/18	(1,843)	USD	(448,586,200)	1,105,870
Euro-Bund Futures	09/06/18	(2,269)	EUR	(368,825,950)	(2,071,388)
U.S. Treasury Long Bond Futures	09/19/18	(597)	USD	(86,565,000)	(814,057)
U.S. Treasury Note 5 Year Futures	09/28/18	(2,557)	USD	(290,519,150)	(1,905,423)

Net Unrealized Appreciation					$3,658,240

Purchased Options

Foreign Currency Options	Strike Price		Counterparty	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
USD Call/EUR Put	USD	1.172	BBP	08/16/18	54,600,000	USD	54,600,000	$500,136	$588,151	$88,015
USD Call/EUR Put	USD	1.164	BBP	08/27/18	70,800,000	USD	70,800,000	595,428	596,419	991
USD Put/BRL Call	BRL	3.594	BBP	08/15/18	12,300,000	USD	12,300,000	176,505	18,143	(158,362)
USD Put/CAD Call	CAD	1.320	BBP	07/26/18	16,600,000	USD	16,600,000	92,794	172,109	79,315
USD Put/MXN Call	MXN	19.493	BBP	08/15/18	12,600,000	USD	12,600,000	188,874	135,601	(53,273)
USD Put/TRY Call	TRY	4.596	BBP	08/24/18	30,000,000	USD	30,000,000	590,250	443,370	(146,880)

Totals								$2,143,987	$1,953,793	$(190,194)

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Depreciation
Put - OTC - 5 Year Interest Rate Swap	3.150%	BOA	3M LIBOR	Receive	02/02/23	271,800,000	USD	271,800,000	$13,943,340	$11,479,867	$(2,463,473)

Options on Exchange-Traded Futures Contracts	Strike Price	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
Put - S&P 500 Index E-Mini Futures	$2,450.000	07/20/18	1,331	USD	66,550	$501,521	$183,013	$(318,508)
Put - S&P 500 Index E-Mini Futures	2,500.000	07/20/18	890	USD	44,500	646,852	173,550	(473,302)
Put - S&P 500 Index E-Mini Futures	2,550.000	08/17/18	2,687	USD	134,350	1,481,049	2,183,187	702,138
Put - S&P 500 Index E-Mini Futures	2,500.000	08/17/18	778	USD	38,900	682,163	476,525	(205,638)
Call - U.S. Treasury Note 10-Year Futures	121.000	07/27/18	1,900	USD	1,900,000	537,795	356,250	(181,545)
Put - U.S. Treasury Note 10-Year Futures	119.500	08/24/18	400	USD	400,000	246,579	156,250	(90,329)

Totals						$4,095,959	$3,528,775	$(567,184)

Written Options

Foreign Currency Written Options	Strike Price		Counterparty	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation
USD Call/EUR Put	USD	1.150	BBP	08/27/18	(34,100,000)	USD	(34,100,000)	$(221,718)	$(170,364)	$51,354
USD Call/MXN Put	MXN	21.740	BBP	07/05/18	(16,710,000)	USD	(16,710,000)	(328,686)	(852)	327,834
USD Put/KRW Call	KRW	1,084.000	BBP	09/20/18	(32,448,373)	USD	(32,448,373)	(244,661)	(207,183)	37,478

Totals								$(795,065)	$(378,399)	$416,666

See accompanying notes to financial statements.

BHFTII-24

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Written Options—(Continued)

Options on Exchange-Traded Futures Contracts	Strike Price	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Call - U.S. Treasury Note 10 Year Futures	$121.000	08/24/18	(400)	USD	(400,000)	$(263,858)	$(150,000)	$113,858
Put - S&P 500 Index E-Mini Futures	2,350.000	07/20/18	(890)	USD	(44,500)	(309,898)	(73,425)	236,473
Put - S&P 500 Index E-Mini Futures	2,400.000	08/17/18	(1,322)	USD	(66,100)	(328,120)	(495,750)	(167,630)
Put - S&P 500 Index E-Mini Futures	2,350.000	08/17/18	(2,143)	USD	(107,150)	(666,655)	(616,112)	50,543

Totals						$(1,568,531)	$(1,335,287)	$233,244

Swap Agreements

Centrally Cleared Interest Rate Basis Swaps

Floating Rate Index Paid	Payment Frequency	Floating Rate Index Received	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premium Received	Unrealized Appreciation(1)
3M LIBOR	Quarterly	FEDL01 + 0.364%	Quarterly	09/19/23	USD	211,794,000	$225,158	$0	$225,158

OTC Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation(1)
Pay	1 Day CDI	Maturity	14.850%	Maturity	01/04/21	BOA	BRL	190,843,760	$7,919,874	$—	$7,919,874

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1M TIIE	Maturity	7.330%	Maturity	04/06/22	MXN	3,542,500,000	$(3,429,903)	$(85,736)	$(3,344,167)
Pay	1M TIIE	Monthly	7.351%	Monthly	04/05/21	MXN	5,174,130,000	(4,271,923)	(40,305)	(4,231,618)
Pay	3M LIBOR	Quarterly	2.505%	Semi-Annually	03/07/20	USD	563,080,000	(2,281,752)	—	(2,281,752)
Pay	3M LIBOR	Quarterly	3.150%	Semi-Annually	02/06/33	USD	119,590,000	822,083	—	822,083
Receive	3M CDOR	Semi-Annually	2.140%	Semi-Annually	03/05/20	CAD	728,220,000	636,966	7,105	629,861
Receive	3M LIBOR	Semi-Annually	2.950%	Quarterly	11/15/43	USD	50,051,000	402,404	(325,085)	727,489
Receive	3M STIBOR	Annually	0.670%	Quarterly	02/02/23	SEK	821,700,000	(1,390,531)	—	(1,390,531)
Receive	6M EURIBOR	Annually	1.498%	Semi-Annually	08/23/47	EUR	8,754,500	(89,429)	10,584	(100,013)

Totals								$(9,602,085)	$(433,437)	$(9,168,648)

Centrally Cleared Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2018(b)	Notional Amount(c)		Market Value	Upfront Premiums (Received)	Unrealized Appreciation
CDX.NA.HY.30	(5.000%)	Quarterly	06/20/23	3.615%	USD	56,330,000	$(3,236,384)	$(3,267,140)	$30,756

Centrally Cleared Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2018(b)	Notional Amount(c)		Market Value	Upfront Premiums Paid	Unrealized Depreciation
CDX.NA.IG.30	1.000%	Quarterly	06/20/23	0.676%	USD	80,160,000	$1,185,887	$1,445,490	$(259,603)

See accompanying notes to financial statements.

BHFTII-25

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Swap Agreements—(Continued)

OTC Credit Default Swaps on Credit Indices and Sovereign Issues—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2018(b)	Notional Amount(c)		Market Value	Upfront Premium (Received)	Unrealized Appreciation/ (Depreciation)
Australia Government International Bond 4.750%, due 04/27/21	(1.000%)	Quarterly	06/20/23	DBAG	0.185%	USD	32,280,000	$(1,228,060)	$(1,289,612)	$61,552
CMBX.NA.AAA.6	(0.500%)	Monthly	05/11/63	CSI	0.000%	USD	1,773,806	(11,523)	(12,289)	766
CMBX.NA.AAA.6	(0.500%)	Monthly	05/11/63	CSI	0.000%	USD	10,248,655	(66,576)	(66,394)	(182)
CMBX.NA.AAA.6	(0.500%)	Monthly	05/11/63	MSC	0.000%	USD	11,825,371	(76,819)	(76,472)	(347)

Totals								$(1,382,978)	$(1,444,767)	$61,789

Securities in the amount of $20,049,144 have been received at the custodian bank as collateral for OTC swap contracts.

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(1)	There is no upfront payment premium paid or (received) therefore Market Value equals Unrealized Appreciation/(Depreciation).

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank plc
(BOA)—	Bank of America N.A.
(CBNA)—	Citibank N.A.
(CSI)—	Credit Suisse International
(DBAG)—	Deutsche Bank AG
(JPMC)—	JPMorgan Chase Bank N.A.
(MSC)—	Morgan Stanley & Co.

Currencies

(ARS)—	Argentine Peso
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(EUR)—	Euro
(GBP)—	British Pound
(IDR)—	Indonesian Rupiah
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(MXN)—	Mexican Peso
(NZD)—	New Zealand Dollar
(PHP)—	Philippine Peso
(PLN)—	Polish Zloty
(RUB)—	Russian Ruble
(SEK)—	Swedish Krona
(TRY)—	Turkish Lira
(TWD)—	Taiwanese Dollar
(USD)—	United States Dollar
(UYU)—	Uruguayan Peso
(ZAR)—	South African Rand

Index Abbreviations

(CDI)—	Brazil Interbank Deposit Rate
(CDOR)—	Canadian Dollar Offered Rate
(CDX.NA.HY)—	Markit North America High Yield CDS Index
(CDX.NA.IG)—	Markit North America Investment Grade CDS Index
(CMBX)—	Commercial Mortgage-Backed Index
(CMBX.NA.AAA)—	Markit North America AAA Rated CMBS Index
(COFI)—	11th District Cost of Funds Index
(EURIBOR)—	Euro InterBank Offered Rate
(FEDEFF PRV)—	Effective Federal Funds Rate
(FEDL01)—	Federal Funds Rate
(ICE)—	Intercontinental Exchange
(LIBOR)—	London Interbank Offered Rate
(OBFR)—	Overnight Bank Funding Rate
(STIBOR)—	Stockholm Interbank Offered Rate
(TIIE)—	Mexican Interbank Equilibrium Interest Rate

Other Abbreviations

(ARM)—	Adjustable-Rate Mortgage
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(REMIC)—	Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.

BHFTII-26

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2018:

Description	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes
Aerospace/Defense	$—	$17,838,421	$—	$17,838,421
Agriculture	—	3,447,556	—	3,447,556
Airlines	—	1,916,400	—	1,916,400
Apparel	—	17,004,695	—	17,004,695
Auto Manufacturers	—	5,556,668	—	5,556,668
Auto Parts & Equipment	—	42,947,354	—	42,947,354
Banks	—	289,138,835	—	289,138,835
Beverages	—	5,612,774	—	5,612,774
Biotechnology	—	7,148,595	—	7,148,595
Building Materials	—	8,601,125	—	8,601,125
Chemicals	—	6,246,148	—	6,246,148
Commercial Services	—	49,698,246	—	49,698,246
Computers	—	13,188,134	—	13,188,134
Diversified Financial Services	—	62,981,224	—	62,981,224
Electric	—	37,983,403	—	37,983,403
Energy-Alternate Sources	—	1,402,552	—	1,402,552
Entertainment	—	29,343,735	—	29,343,735
Environmental Control	—	1,304,478	—	1,304,478
Food	—	9,458,341	—	9,458,341
Forest Products & Paper	—	4,248,720	—	4,248,720
Healthcare-Products	—	27,534,392	—	27,534,392
Healthcare-Services	—	52,280,552	—	52,280,552
Holding Companies-Diversified	—	3,814,333	—	3,814,333
Home Builders	—	16,047,098	—	16,047,098
Housewares	—	3,107,841	—	3,107,841
Insurance	—	25,763,345	—	25,763,345
Internet	—	20,368,543	—	20,368,543
Investment Company Security	—	2,626,500	—	2,626,500
Iron/Steel	—	13,358,520	—	13,358,520
Leisure Time	—	23,541,888	—	23,541,888
Lodging	—	12,404,987	—	12,404,987
Machinery-Construction & Mining	—	16,511,728	—	16,511,728
Machinery-Diversified	—	4,120,000	—	4,120,000
Media	—	138,157,413	—	138,157,413
Metal Fabricate/Hardware	—	5,225,284	—	5,225,284
Mining	—	103,425,263	0	103,425,263
Miscellaneous Manufacturing	—	12,154,399	—	12,154,399
Oil & Gas	—	182,117,056	—	182,117,056
Oil & Gas Services	—	3,875,588	—	3,875,588
Packaging & Containers	—	21,749,483	—	21,749,483

See accompanying notes to financial statements.

BHFTII-27

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Pharmaceuticals	$—	$131,201,123	$—	$131,201,123
Pipelines	—	129,523,217	—	129,523,217
Real Estate	—	4,811,700	—	4,811,700
Real Estate Investment Trusts	—	19,150,750	—	19,150,750
Retail	—	25,716,188	—	25,716,188
Semiconductors	—	969,135	—	969,135
Software	—	18,417,043	—	18,417,043
Telecommunications	—	118,434,686	—	118,434,686
Transportation	—	34,518,794	—	34,518,794
Trucking & Leasing	—	26,216,475	—	26,216,475
Water	—	3,548,977	—	3,548,977
Total Corporate Bonds & Notes	—	1,815,759,705	—	1,815,759,705
Total Mortgage-Backed Securities*	—	359,684,880	—	359,684,880
Total Floating Rate Loans*	—	295,154,968	—	295,154,968
Total Foreign Government*	—	255,066,923	—	255,066,923
Asset-Backed Securities
Asset-Backed - Automobile	—	6,812,719	—	6,812,719
Asset-Backed - Credit Card	—	5,336,161	—	5,336,161
Asset-Backed - Home Equity	—	20,730,567	—	20,730,567
Asset-Backed - Manufactured Housing	—	12,098,304	—	12,098,304
Asset-Backed - Other	—	138,524,521	—	138,524,521
Asset-Backed - Student Loan	—	18,083,208	—	18,083,208
Total Asset-Backed Securities	—	201,585,480	—	201,585,480
Total U.S. Treasury & Government Agencies*	—	130,033,355	—	130,033,355
Total Convertible Bonds*	—	30,580,604	—	30,580,604
Convertible Preferred Stocks
Banks	6,253,219	—	—	6,253,219
Oil, Gas & Consumable Fuels	—	4,160,313	—	4,160,313
Total Convertible Preferred Stocks	6,253,219	4,160,313	—	10,413,532
Total Municipals	—	7,037,884	—	7,037,884
Preferred Stocks
Banks	1,386,436	—	—	1,386,436
Marine	—	—	112,813	112,813
Oil & Gas	—	1,193,981	—	1,193,981
Total Preferred Stocks	1,386,436	1,193,981	112,813	2,693,230
Common Stocks
Air Freight & Logistics	294,541	—	—	294,541
Diversified Consumer Services	—	27,991	—	27,991
Marine	—	—	98,247	98,247
Media	—	571,329	—	571,329
Oil & Gas	—	889,188	—	889,188
Total Common Stocks	294,541	1,488,508	98,247	1,881,296
Total Escrow Shares*	—	—	2,992	2,992
Total Short-Term Investments*	—	115,564,776	—	115,564,776
Total Securities Lending Reinvestments*	—	266,704,346	—	266,704,346
Purchased Options
Foreign Currency Written Options at Value	—	1,953,793	—	1,953,793
Interest Rate Swaptions at Value	—	11,479,867	—	11,479,867
Options on Exchange-Traded Futures Contracts at Value	3,528,775	—	—	3,528,775
Total Purchased Options	$3,528,775	$13,433,660	$—	$16,962,435
Total Investments	$11,462,971	$3,497,449,383	$214,052	$3,509,126,406

Collateral for Securities Loaned (Liability)	$—	$(266,616,705)	$—	$(266,616,705)

See accompanying notes to financial statements.

BHFTII-28

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$14,455,739	$—	$14,455,739
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(16,236,139)	—	(16,236,139)
Total Forward Contracts	$—	$(1,780,400)	$—	$(1,780,400)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$13,125,735	$—	$—	$13,125,735
Futures Contracts (Unrealized Depreciation)	(9,467,495)	—	—	(9,467,495)
Total Futures Contracts	$3,658,240	$—	$—	$3,658,240
Written Options
Foreign Currency Written Options at Value	$—	$(378,399)	$—	$(378,399)
Options on Exchange-Traded Futures Contracts at Value	(1,335,287)	—	—	(1,335,287)
Total Written Options	$(1,335,287)	$(378,399)	$—	$(1,713,686)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$2,435,347	$—	$2,435,347
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(11,607,684)	—	(11,607,684)
Total Centrally Cleared Swap Contracts	$—	$(9,172,337)	$—	$(9,172,337)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$7,919,874	$—	$7,919,874
OTC Swap Contracts at Value (Liabilities)	—	(1,382,978)	—	(1,382,978)
Total OTC Swap Contracts	$—	$6,536,896	$—	$6,536,896

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended June 30, 2018 is not presented.

Transfers from Level 3 to Level 2 in the amount of $21,621,877 were due to the initiation of a vendor or broker providing prices based on market indications which have been determined to be significant observable inputs.

See accompanying notes to financial statements.

BHFTII-29

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

Assets
Investments at value (a) (b)	$3,509,126,406
Cash	205,253
Cash denominated in foreign currencies (c)	27,015,325
Cash collateral (d)	36,767,732
OTC swap contracts at market value	7,919,874
Unrealized appreciation on forward foreign currency exchange contracts	14,455,739
Receivable for:
Investments sold	12,548,657
TBA securities sold	780,906
Fund shares sold	1,977,398
Principal paydowns	81,407
Dividends and interest	38,887,474
Variation margin on futures contracts	581,658
Interest on OTC swap contracts	22,532
Variation margin on centrally cleared swap contracts	83,535
Other assets	4,697

Total Assets	3,650,458,593
Liabilities
Written options at value (e)	1,713,686
OTC swap contracts at market value (f)	1,382,978
Unrealized depreciation on forward foreign currency exchange contracts	16,236,139
Collateral for securities loaned	266,616,705
Payables for:
Investments purchased	30,380,981
TBA securities purchased	48,209,332
Fund shares redeemed	1,352,481
Accrued Expenses:
Management fees	1,375,245
Distribution and service fees	208,820
Deferred trustees’ fees	268,811
Other expenses	684,667

Total Liabilities	368,429,845

Net Assets	$3,282,028,748

Net Assets Consist of:
Paid in surplus	$3,419,751,470
Undistributed net investment income	89,406,935
Accumulated net realized loss	(150,576,860)
Unrealized depreciation on investments, options, futures contracts, swap contracts and foreign currency transactions	(76,552,797)

Net Assets	$3,282,028,748

Net Assets
Class A	$2,170,286,648
Class B	864,745,434
Class E	246,996,666
Capital Shares Outstanding*
Class A	169,627,699
Class B	68,098,459
Class E	19,395,976
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.79
Class B	12.70
Class E	12.73

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $3,585,711,052.
(b)	Includes securities loaned at value of $252,887,554.
(c)	Identified cost of cash denominated in foreign currencies was $28,170,694.
(d)	Includes collateral of $17,312,960 for futures contracts, $11,054,772 for centrally cleared swap contracts and $8,400,000 for OTC swap contracts.
(e)	Premiums received on written options were $2,363,596.
(f)	Net premium received on OTC swap contracts was $1,444,767.

Statement of Operations

Six Months Ended June 30, 2018 (Unaudited)

Investment Income
Dividends	$726,252
Interest (a)	97,327,934
Securities lending income	1,115,522

Total investment income	99,169,708
Expenses
Management fees	9,505,763
Administration fees	53,102
Custodian and accounting fees	259,285
Distribution and service fees—Class B	1,106,828
Distribution and service fees—Class E	193,027
Audit and tax services	49,822
Legal	19,948
Trustees’ fees and expenses	20,316
Shareholder reporting	205,277
Insurance	10,906
Miscellaneous	26,933

Total expenses	11,451,207
Less management fee waiver	(964,895)

Net expenses	10,486,312

Net Investment Income	88,683,396

Net Realized and Unrealized Loss
Net realized gain (loss) on:
Investments	(12,597,223)
Purchased options	(10,398,568)
Futures contracts	(30,359,010)
Written options	4,132,584
Swap contracts	4,044,572
Foreign currency transactions	(1,072,650)
Forward foreign currency transactions	(4,537,003)

Net realized loss	(50,787,298)

Net change in unrealized appreciation (depreciation) on:
Investments	(135,185,648)
Purchased options	(3,227,465)
Futures contracts	2,338,964
Written options	241,935
Swap contracts	(4,894,969)
Foreign currency transactions	(1,472,337)
Forward foreign currency transactions	2,550,667

Net change in unrealized depreciation	(139,648,853)

Net realized and unrealized loss	(190,436,151)

Net Decrease in Net Assets From Operations	$(101,752,755)

(a)	Net of foreign withholding taxes of $196,913.

See accompanying notes to financial statements.

BHFTII-30

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$88,683,396	$168,174,305
Net realized gain (loss)	(50,787,298)	75,706,129
Net change in unrealized appreciation (depreciation)	(139,648,853)	27,894,144

Increase (decrease) in net assets from operations	(101,752,755)	271,774,578

From Distributions to Shareholders
Net investment income
Class A	(117,171,030)	(89,784,446)
Class B	(44,827,471)	(34,541,744)
Class E	(13,064,427)	(10,698,139)

Total distributions	(175,062,928)	(135,024,329)

Increase (decrease) in net assets from capital share transactions	64,990,379	(83,242,812)

Total increase (decrease) in net assets	(211,825,304)	53,507,437

Net Assets
Beginning of period	3,493,854,052	3,440,346,615

End of period	$3,282,028,748	$3,493,854,052

Undistributed net investment income
End of period	$89,406,935	$175,786,467

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	2,021,489	$27,776,680	4,556,098	$62,834,363
Reinvestments	9,139,706	117,171,030	6,616,393	89,784,446
Redemptions	(7,005,875)	(96,080,724)	(12,851,341)	(176,839,518)

Net increase (decrease)	4,155,320	$48,866,986	(1,678,850)	$(24,220,709)

Class B
Sales	2,455,532	$33,284,489	3,747,478	$51,151,945
Reinvestments	3,521,404	44,827,471	2,564,346	34,541,744
Redemptions	(4,426,253)	(60,063,369)	(8,345,194)	(113,982,456)

Net increase (decrease)	1,550,683	$18,048,591	(2,033,370)	$(28,288,767)

Class E
Sales	483,578	$6,606,954	741,587	$10,138,146
Reinvestments	1,023,858	13,064,427	791,868	10,698,139
Redemptions	(1,588,671)	(21,596,579)	(3,766,714)	(51,569,621)

Net decrease	(81,235)	$(1,925,198)	(2,233,259)	$(30,733,336)

Increase (decrease) derived from capital shares transactions		$64,990,379		$(83,242,812)

See accompanying notes to financial statements.

BHFTII-31

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$13.93		$13.40	$12.53		$13.43	$13.45	$13.98

Income (Loss) from Investment Operations
Net investment income (a)	0.36		0.67	0.62	(b)	0.59	0.64	0.63
Net realized and unrealized gain (loss) on investments	(0.77)		0.41	0.45		(0.80)	0.09	(0.47)

Total from investment operations	(0.41)		1.08	1.07		(0.21)	0.73	0.16

Less Distributions
Distributions from net investment income	(0.73)		(0.55)	(0.20)		(0.69)	(0.75)	(0.69)

Total distributions	(0.73)		(0.55)	(0.20)		(0.69)	(0.75)	(0.69)

Net Asset Value, End of Period	$12.79		$13.93	$13.40		$12.53	$13.43	$13.45

Total Return (%) (c)	(2.96	)(d)	8.23	8.55		(1.72)	5.47	1.09

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.60	(e)	0.59	0.60		0.63	0.65	0.66
Net ratio of expenses to average net assets (%) (f)	0.55	(e)	0.54	0.54		0.59	0.61	0.62
Ratio of net investment income to average net assets (%)	5.35	(e)	4.88	4.74	(b)	4.51	4.77	4.65
Portfolio turnover rate (%)	61	(d)(g)	139 (g)	86		99 (g)	98 (g)	132 (g)
Net assets, end of period (in millions)	$2,170.3		$2,305.0	$2,239.2		$1,070.0	$982.6	$682.7

	Class B
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$13.81		$13.29	$12.46		$13.35	$13.37	$13.90

Income (Loss) from Investment Operations
Net investment income (a)	0.34		0.63	0.58	(b)	0.56	0.61	0.59
Net realized and unrealized gain (loss) on investments	(0.76)		0.41	0.45		(0.80)	0.08	(0.46)

Total from investment operations	(0.42)		1.04	1.03		(0.24)	0.69	0.13

Less Distributions
Distributions from net investment income	(0.69)		(0.52)	(0.20)		(0.65)	(0.71)	(0.66)

Total distributions	(0.69)		(0.52)	(0.20)		(0.65)	(0.71)	(0.66)

Net Asset Value, End of Period	$12.70		$13.81	$13.29		$12.46	$13.35	$13.37

Total Return (%) (c)	(3.03	)(d)	7.93	8.30		(2.00)	5.29	0.83

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.85	(e)	0.85	0.85		0.88	0.90	0.91
Net ratio of expenses to average net assets (%) (f)	0.80	(e)	0.79	0.79		0.84	0.86	0.87
Ratio of net investment income to average net assets (%)	5.10	(e)	4.63	4.43	(b)	4.25	4.53	4.39
Portfolio turnover rate (%)	61	(d)(g)	139 (g)	86		99 (g)	98 (g)	132 (g)
Net assets, end of period (in millions)	$864.7		$919.1	$911.7		$189.9	$220.7	$238.4

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-32

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$13.85		$13.33	$12.48		$13.38	$13.39	$13.93

Income (Loss) from Investment Operations
Net investment income (a)	0.35		0.65	0.59	(b)	0.57	0.62	0.61
Net realized and unrealized gain (loss) on investments	(0.76)		0.40	0.46		(0.81)	0.09	(0.48)

Total from investment operations	(0.41)		1.05	1.05		(0.24)	0.71	0.13

Less Distributions
Distributions from net investment income	(0.71)		(0.53)	(0.20)		(0.66)	(0.72)	(0.67)

Total distributions	(0.71)		(0.53)	(0.20)		(0.66)	(0.72)	(0.67)

Net Asset Value, End of Period	$12.73		$13.85	$13.33		$12.48	$13.38	$13.39

Total Return (%) (c)	(3.00	)(d)	7.98	8.47		(1.90)	5.40	0.94

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.75	(e)	0.75	0.75		0.78	0.80	0.81
Net ratio of expenses to average net assets (%) (f)	0.70	(e)	0.69	0.69		0.74	0.76	0.77
Ratio of net investment income to average net assets (%)	5.19	(e)	4.73	4.52	(b)	4.35	4.63	4.49
Portfolio turnover rate (%)	61	(d)(g)	139 (g)	86		99 (g)	98 (g)	132 (g)
Net assets, end of period (in millions)	$247.0		$269.8	$289.4		$50.8	$59.5	$66.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(g)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 36%, 79%, 71%, 57% and 62% for the six months ended June 30, 2018 and the years ended December 31, 2017, 2015, 2014 and 2013, respectively.

See accompanying notes to financial statements.

BHFTII-33

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2018—(Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Western Asset Management Strategic Bond Opportunities Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820-Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

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pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

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Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to amortization of debt securities, paydown reclasses, expired capital loss carryforward, swap transactions, defaulted bonds and foreign currency transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the

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IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

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At June 30, 2018, the Portfolio had direct investments in repurchase agreements with a gross value of $104,589,870 . Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $44,914,807. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of June 30, 2018
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Convertible Bonds	$(6,080,490)	$—	$—	$—	$(6,080,490)
Corporate Bonds & Notes	(248,566,053)	—	—	—	(248,566,053)
Foreign Government	(10,919,362)	—	—	—	(10,919,362)
U.S. Treasury	(1,050,800)	—	—	—	(1,050,800)
Total	$(266,616,705)	$—	$—	$—	$(266,616,705)
Total Borrowings	$(266,616,705)	$—	$—	$—	$(266,616,705)
Gross amount of recognized liabilities for securities lending transactions					$(266,616,705)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement

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of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

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The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

Options on Exchange-Traded Futures Contract (“Futures Option”) is an option contract in which the underlying instrument is a single futures contract.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure

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Notes to Financial Statements—June 30, 2018—(Continued)

to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2018, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or

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Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2018 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a)	$11,992,367
	OTC swap contracts at market value (b)	7,919,874
	Unrealized appreciation on centrally cleared swap contracts (c) (e)	2,404,591	Unrealized depreciation on centrally cleared swap contracts (c) (e)	$11,348,081
	Unrealized appreciation on futures contracts (d) (e)	13,125,735	Unrealized depreciation on futures contracts (d) (e)	9,467,495
			Written options at value (e)	150,000
Credit			OTC swap contracts at market value (b)	1,382,978
	Unrealized appreciation on centrally cleared swap contracts (c) (e)	30,756	Unrealized depreciation on centrally cleared swap contracts (c) (e)	259,603
Equity	Investments at market value (a) (e)	3,016,275
			Written options at value (e)	1,185,287
Foreign Exchange	Investments at market value (a)	1,953,793
	Unrealized appreciation on forward foreign currency exchange contracts	14,455,739	Unrealized depreciation on forward foreign currency exchange contracts	16,236,139
			Written options at value	378,398

Total		$54,899,130		$40,407,981

(a)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.
(b)	Excludes OTC swap interest receivable of $22,532.
(c)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(d)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(e)	Financial instrument not subject to a master netting agreement.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a MNA(see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2018.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$19,428,139	$(1,962,561)	$(17,465,578)	$—
Barclays Bank plc	12,439,814	(768,348)	(327,167)	11,344,299
Citibank N.A.	2,728,518	(2,728,518)	—	—
Deutsche Bank AG	479,076	(479,076)	—	—
JPMorgan Chase Bank N.A.	462,185	(462,185)	—	—
Morgan Stanley & Co.	271,541	(76,819)	—	194,722

	$35,809,273	$(6,477,507)	$(17,792,745)	$11,539,021

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Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2018.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$1,962,561	$(1,962,561)	$—	$—
Barclays Bank plc	768,348	(768,348)	—	—
Citibank N.A.	10,071,391	(2,728,518)	(4,800,000)	2,542,873
Credit Suisse International	78,099	—	(78,099)	—
Deutsche Bank AG	1,228,060	(479,076)	(680,000)	68,984
JPMorgan Chase Bank N.A.	3,812,238	(462,185)	(2,730,000)	620,053
Morgan Stanley & Co.	76,819	(76,819)	—	—

	$17,997,516	$(6,477,507)	$(8,288,099)	$3,231,910

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2018:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased option	$(3,454,941)	$—	$(6,374,423)	$(569,204)	$(10,398,568)
Forward foreign currency transactions	—	—	—	(4,537,003)	(4,537,003)
Futures contracts	(30,359,010)	—	—	—	(30,359,010)
Swap contracts	3,969,182	75,390	—	—	4,044,572
Written options	1,084,299	—	1,470,492	1,577,793	4,132,584

	$(28,760,470)	$75,390	$(4,903,931)	$(3,528,414)	$(37,117,425)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased option	$(2,480,040)	$—	$(295,310)	$(452,115)	$(3,227,465)
Forward foreign currency transactions	—	—	—	2,550,667	2,550,667
Futures contracts	2,338,964	—	—	—	2,338,964
Swap contracts	(4,874,941)	(20,028)	—	—	(4,894,969)
Written options	113,858	—	119,386	8,691	241,935

	$(4,902,159)	$(20,028)	$(175,924)	$2,107,243	$(2,990,868)

For the six months ended June 30, 2018, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased option	$412,198,154
Forward foreign currency transactions	497,921,273
Futures contracts long	2,329,524,894
Futures contracts short	(1,599,954,365)
Swap contracts	2,196,183,441
Written options	(84,268,312)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

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Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

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Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the six months ended June 30, 2018 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$1,089,956,735	$921,684,931	$1,290,123,836	$918,011,661

Purchases and sales of mortgage dollar rolls and TBA transactions for the six months ended June 30, 2018 were as follows:

Purchases	Sales
$843,933,299	$953,088,898

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2018	% per annum	Average Daily Net Assets
$9,505,763	0.650%	Of the first $500 million
	0.550%	On amounts in excess of $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Western Asset Management Company (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.055%	On the first $500 million
0.025%	On the next $500 million
0.050%	On the next $1 billion
0.075%	On amounts in excess of $2 billion

An identical agreement was in place for the period May 1, 2017 to April 30, 2018. Amounts waived for the six months ended June 30, 2018 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, B and E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2018 are shown as Distribution and service fees in the Statement of Operations.

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Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2018 was as follows:

Cost basis of investments	$3,586,964,977

Gross unrealized appreciation	109,756,811
Gross unrealized depreciation	(185,961,754)

Net unrealized appreciation (depreciation)	$(76,204,943)

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$135,024,329	$54,471,545	$—	$—	$135,024,329	$54,471,545

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$174,667,905	$—	$55,817,363	$(91,106,452)	$—	$139,378,816

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2017, the Portfolio utilized capital loss carryforwards of $48,960,963.

As of December 31, 2017, the Portfolio had post-enactment accumulated short-term capital losses of $24,854,565 and post-enactment long-term accumulated capital losses of $63,797,774. The pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/18
$2,454,113

9. Recent Accounting Pronouncements

In March 2017, FASB issued Accounting Standards Update No. 2017-08 “Premium Amortization of Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities. Under the standards update, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this standards update to the Portfolio.

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Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2018, the Class A, B, and E shares of the Western Asset Management U.S. Government Portfolio returned -0.70%, -0.89%, and -0.78%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Intermediate Government Bond Index1, returned -0.67%.

MARKET ENVIRONMENT / CONDITIONS

The overall U.S. bond market posted a negative return for the first six months of the year as most spread sector performance was mixed compared to U.S. Treasuries. Short-term yields rose early in the year but settled out in June close to where they began while their longer-term counterparts declined. The yield on the 10-year Treasury began the year at 2.40%, peaked at 3.11% on May 17th, and ended June at 2.85%.

The first half of 2018 ushered in a new Chairman for the Federal Reserve Board (the “Fed”), Jerome Powell. After holding rates steady at its meeting in January 2018, the Fed under Powell elected to raise rates 0.25% at its meeting in March and another 0.25% at its meeting in June, pushing the Fed’s target rate to a range between 1.75% and 2.00%. These increases marked the Fed’s sixth and seventh rate hike since December 2015, and the Fed currently anticipates raising rates two more times during the year.

The European Central Bank (the “ECB”) also made a significant announcement in June, by signaling the beginning of the end for monetary stimulus in the Eurozone. The ECB stated it would finalize its asset purchases program at the end of this year and offered guidance on the path of Eurozone interest rates going forward; the ECB said it “expects the key ECB interest rates to remain at their present levels at least through the summer of 2019.” During the same meeting, the ECB also revised its growth projections for the Eurozone downward, trimming its 2018 gross domestic product (“GDP”) forecast to 2.1% from 2.4%.

In the U.S., the Commerce Department reported that first quarter 2018 GDP annualized growth was 2.0%. In contrast, the economy expanded 2.9% during the previous quarter. More modest GDP growth in the first quarter reflected lower personal consumption expenditures, exports, state and local government spending, federal government spending and a downturn in residential fixed investment. By contrast, the labor market continued to be a source of strength for the U.S. economy, ending June at a 4.0% unemployment rate. The manufacturing sector also continued to expand and support the economy during the period. According to the Institute for Supply Management’s Purchasing Managers Index, the manufacturing sector expanded for a 22nd consecutive month in June, with a reading of 60.

On the back of softening global growth forecasts, late spring saw a sharp divergence in market expectations for U.S. growth in the second half of 2018 as compared to the expectations for Europe, China, and emerging markets broadly. This, coupled with rising trade tensions and political uncertainty in the Eurozone following a populist victory in Italy, led to corporate bond spread widening across most sectors. The U.S. dollar, which had weakened at the start of the year, strengthened versus all other currencies by late June.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Western Asset Management U.S. Government Portfolio underperformed its benchmark for the six-month reporting period as spread sector allocations generally detracted but macro strategies contributed to performance.

A significant allocation to Agency Mortgage-Backed Securities (“MBS”) was the main detractor as MBS spreads widened and underperformed Treasuries of similar interest rate risk during the first half of 2018. A significant allocation to Agency debentures was also a slight detractor as they underperformed Treasuries. A modest allocation to U.S. dollar sovereign and corporate emerging markets bonds detracted from performance as their yields and spreads rose over the first half of 2018. Positions in structured products, including Non-Agency MBS, Commercial Mortgage-Backed Securities (“CMBS”) and Asset-Backed Securities (“ABS”), were slight contributors as spreads generally tightened.

Tactically adjusting U.S. duration positioning between flat to slightly long the benchmark was a contributor to performance as rates fluctuated but ended up higher. A yield-curve flattener position was also a contributor as the spread between five- and 30-year U.S. Treasuries flattened from 54 basis points to 25 basis points. The Portfolio was generally overweight the long end of the curve relative to the Index. An allocation to Treasury Inflation-Protected Securities (“TIPS”) also contributed as breakeven inflation rates (a market-based measure of expected inflation) rose.

Over the last six months, we decreased the Portfolio’s exposure to U.S. Treasuries and added exposure to Agency debentures and MBS. We maintained moderate exposure to structured products and slightly increased the Portfolio’s exposure to jumbo prime non-agency residential MBS. We trimmed the Portfolio’s TIPS exposure as breakeven inflation rates rose and trimmed exposure to credit card and Federal Family Education Loan Program student loan ABS. We tactically adjusted the Portfolio’s duration positioning over the first half and ended roughly flat to the Bloomberg Barclays U.S. Intermediate Government Bond Index.

At period end, the Portfolio was positioned to reflect our expectation for modest U.S. economic growth and moderate inflation. The Portfolio’s exposure to interest rate risk was conservatively positioned relative to an average of 1-year to 10-year U.S. government securities, as shorter-dated interest rates were expected to trend modestly higher over the remainder of the year. However, the Portfolio did have moderate exposure to long-dated interest rates.

BHFTII-1

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*—(Continued)

While we expect inflation to remain range-bound for some time due to moderate nominal GDP, the Portfolio did have a moderate position in long-dated inflation-linked TIPS at period end. Even in a moderate inflation environment, market expectations of inflation may rise to meet or exceed Fed-targeted inflation rates should domestic growth maintain its low but steady trend. Long-dated TIPS also may act as hedge against higher bond yields in a scenario of an unwarranted increase in inflation expectations.

At period end, we found attractive opportunities for additional yield in certain spread sectors, particularly structured products and U.S. dollar bonds from select emerging markets (“EM”) issuers. EM valuations are still very attractive, especially compared to developed markets. Also, even though the global growth outlook faced some headwinds in the first half of 2018, we still believe the long-term growth outlook is positive. In addition to attractive valuations, EM fundamentals are also looking better. Generally, EM current account deficits have improved, and their central banks have become more conservative. They have been very responsible over the last couple of years by raising rates, stabilizing their currencies and bringing down inflation. While only a small part of the Portfolio, these EM bonds provide incremental yield to the Portfolio and should do well in an environment of rising global growth.

Fredrick Marki

S. Kenneth Leech

Mark S. Lindbloom

Portfolio Managers

Western Asset Management Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. INTERMEDIATE GOVERNMENT BOND INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2018

	6 Month	1 Year	5 Year	10 Year
Western Asset Management U.S. Government Portfolio
Class A	-0.70	-0.10	1.26	2.39
Class B	-0.89	-0.37	0.98	2.13
Class E	-0.78	-0.18	1.09	2.24
Bloomberg Barclays U.S. Intermediate Government Bond Index	-0.67	-0.73	1.04	2.41

1 The Bloomberg Barclays U.S. Intermediate Government Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations having maturities between one and ten years.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2018

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	92.1
Foreign Government	9.1
Corporate Bonds & Notes	7.7
Mortgage-Backed Securities	3.5
Asset-Backed Securities	1.9

BHFTII-3

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2018 through June 30, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Western Asset Management U.S. Government Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period** January 1, 2018 to June 30, 2018
Class A (a)	Actual	0.48%	$1,000.00	$993.00	$2.37
	Hypothetical*	0.48%	$1,000.00	$1,022.41	$2.41

Class B (a)	Actual	0.73%	$1,000.00	$991.10	$3.60
	Hypothetical*	0.73%	$1,000.00	$1,021.18	$3.66

Class E (a)	Actual	0.63%	$1,000.00	$992.20	$3.11
	Hypothetical*	0.63%	$1,000.00	$1,021.67	$3.16

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

U.S. Treasury & Government Agencies—92.1% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—35.7%
Fannie Mae 15 Yr. Pool 3.000%, TBA (a)	6,200,000	$6,163,604
3.500%, TBA (a)	15,000,000	15,179,296
4.500%, 03/01/20	21,844	22,003
Fannie Mae 20 Yr. Pool 4.500%, 11/01/31	653,882	683,364
4.500%, 12/01/31	967,558	1,011,326
Fannie Mae 30 Yr. Pool 3.000%, 09/01/42	8,350,805	8,166,722
3.000%, 11/01/46	6,238,719	6,053,116
3.000%, TBA (a)	29,050,000	28,141,052
3.500%, 12/01/47	1,855,655	1,852,770
3.500%, 03/01/48	894,184	892,794
3.500%, TBA (a)	108,500,000	107,989,616
4.000%, 02/01/40	604,035	622,986
4.000%, 06/01/42	6,123,029	6,326,398
4.000%, 07/01/42	2,580,533	2,652,009
4.000%, 05/01/43	15,073,077	15,543,227
4.000%, 10/01/43	8,059,763	8,309,250
4.000%, 04/01/47	8,453,564	8,649,638
4.000%, 05/01/47	3,681,139	3,761,234
4.000%, 08/01/47	40,713,705	41,560,457
4.000%, 05/01/48	14,238,931	14,593,827
4.000%, TBA (a)	550,000	560,726
4.500%, 04/01/41	8,432,861	8,872,327
4.500%, 10/01/41	5,290,991	5,562,132
4.500%, 07/01/44	225,575	237,290
4.500%, 10/01/44	1,371,185	1,441,141
4.500%, 01/01/45	126,377	133,274
4.500%, 01/01/47	866,031	902,445
4.500%, 06/01/47	272,150	283,588
4.500%, 07/01/47	1,463,976	1,534,603
4.500%, 08/01/47	1,798,632	1,889,071
5.000%, 07/01/33	210,899	225,846
5.000%, 09/01/33	254,303	272,388
5.000%, 10/01/35	713,955	764,681
5.000%, 03/01/36	1,138,923	1,219,975
5.000%, 01/01/39	8,471	9,047
5.000%, 12/01/39	16,863	18,099
5.000%, 05/01/40	51,869	55,397
5.000%, 07/01/40	35,570	38,155
5.000%, 11/01/40	852,047	914,030
5.000%, 01/01/41	60,964	65,370
5.000%, 02/01/41	47,743	50,619
5.000%, 04/01/41	100,339	107,639
5.000%, 05/01/41	2,016,251	2,162,861
5.000%, 06/01/41	177,167	189,889
5.000%, 07/01/41	1,770,135	1,886,696
5.000%, TBA (a)	11,800,000	12,499,869
6.000%, 04/01/33	71,609	78,903
6.000%, 02/01/34	13,805	15,213
6.000%, 11/01/35	138,765	152,918
6.000%, 08/01/37	304,910	336,035
6.500%, 03/01/26	602	664
6.500%, 04/01/29	58,863	64,885
7.000%, 11/01/28	1,737	1,805

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool 7.000%, 02/01/29	594	594
7.000%, 01/01/30	2,040	2,074
7.000%, 10/01/37	6,786	7,173
7.000%, 11/01/37	20,332	22,020
7.000%, 12/01/37	20,218	23,017
7.000%, 02/01/38	10,477	11,138
7.000%, 11/01/38	101,545	114,499
7.000%, 02/01/39	950,502	1,056,716
7.500%, 04/01/32	12,678	12,869
8.000%, 05/01/28	1,514	1,652
8.000%, 07/01/32	835	888
Fannie Mae Connecticut Avenue Securities (CMO) 2.771%, 1M LIBOR + 0.680%, (144A) 10/25/30 (b)	5,246,520	5,244,899
3.541%, 1M LIBOR + 1.450%, (144A) 01/25/29 (b)	251,078	253,015
Fannie Mae Interest Strip (CMO) 3.500%, 11/25/41 (c)	2,336,388	455,894
4.000%, 04/25/42 (c)	3,185,895	625,732
4.500%, 11/25/39 (c)	1,662,915	368,142
Fannie Mae Pool 3.500%, 08/01/42	10,024,105	10,019,365
3.500%, 09/01/42	688,377	688,050
3.500%, 10/01/42	4,902,228	4,899,901
4.000%, 10/01/42	2,986,130	3,063,883
4.000%, 11/01/42	1,950,810	2,001,475
4.000%, 07/01/43	62,875	64,510
4.000%, 08/01/43	1,414,916	1,451,604
6.500%, 12/01/27	3,943	3,957
6.500%, 05/01/32	13,701	14,741
Fannie Mae REMIC Trust Whole Loan (CMO) 4.243%, 01/25/43 (b)	287,034	301,452
Fannie Mae REMICS (CMO)
Zero Coupon, 03/25/42 (d)	455,791	401,383
4.059%, -1x 1M LIBOR + 6.150%, 03/25/42 (b) (c)	7,414,205	819,238
4.059%, -1x 1M LIBOR + 6.150%, 12/25/42 (b) (c)	842,677	138,515
4.439%, -1x 1M LIBOR + 6.530%, 01/25/41 (b) (c)	1,159,856	169,952
4.459%, -1x 1M LIBOR + 6.550%, 10/25/41 (b) (c)	4,630,476	622,358
4.559%, -1x 1M LIBOR + 6.650%, 02/25/41 (b) (c)	588,999	66,492
4.559%, -1x 1M LIBOR + 6.650%, 03/25/42 (b) (c)	1,792,779	219,208
5.500%, 07/25/41	7,882,608	8,572,854
5.500%, 04/25/42	1,869,928	2,030,842
6.000%, 05/25/42	1,158,239	1,267,293
6.500%, 06/25/39	175,253	187,204
6.500%, 07/25/42	2,102,407	2,366,890
9.750%, 11/25/18	16,023	16,113
9.750%, 08/25/19	3,897	3,931
Fannie Mae-ACES (CMO) 2.037%, 09/25/26	2,389,853	2,284,783
2.499%, 09/25/26	3,850,000	3,596,075
Freddie Mac 15 Yr. Gold Pool 2.500%, TBA (a)	15,000,000	14,560,680
Freddie Mac 30 Yr. Gold Pool 3.000%, TBA (a)	7,100,000	6,871,908
3.500%, TBA (a)	36,700,000	36,507,354
4.000%, 07/01/43	4,296,572	4,429,769
4.000%, 08/01/43	3,925,796	4,047,501

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool 4.000%, 07/01/47	7,848,445	$8,018,301
4.000%, 12/01/47	864,314	882,924
4.000%, 04/01/48	496,421	506,609
4.000%, 05/01/48	2,587,214	2,640,312
4.000%, TBA (a)	10,900,000	11,110,052
4.500%, 06/01/38	1,488,763	1,556,171
4.500%, 02/01/47	801,727	834,784
4.500%, 03/01/47	61,610	64,169
4.500%, 04/01/47	1,298,084	1,352,778
4.500%, 05/01/47	713,162	743,211
4.500%, 06/01/47	2,301,133	2,398,033
4.500%, 07/01/47	61,484	64,020
4.500%, 06/01/48	17,863,335	18,625,200
5.000%, 08/01/33	18,842	20,116
5.000%, 06/01/41	4,276,736	4,575,710
6.000%, 10/01/36	777,241	857,434
6.500%, 09/01/39	268,379	298,764
8.000%, 09/01/30	3,398	3,885
Freddie Mac 30 Yr. Non-Gold Pool 8.000%, 07/01/20	3	3
Freddie Mac Gold Pool 3.500%, 10/01/42	1,050,069	1,050,313
3.500%, 02/01/44	476,629	476,739
4.000%, 04/01/43	1,553,770	1,597,564
4.000%, 08/01/43	896,241	921,437
Freddie Mac Multifamily Structured Pass-Through Certificates (CMO) 3.291%, 03/25/27	4,670,000	4,616,361
Freddie Mac REMICS (CMO) 4.500%, 04/15/32	302,203	312,795
6.000%, 05/15/36	511,803	563,856
8.500%, 06/15/21	4,992	5,172
Freddie Mac Structured Agency Credit Risk Debt Notes (CMO) 3.291%, 1M LIBOR + 1.200%, 07/25/29 (b)	6,129,685	6,177,609
4.291%, 1M LIBOR + 2.200%, 09/25/24 (b)	6,515,094	6,712,790
Ginnie Mae I 30 Yr. Pool 5.500%, 06/15/36	432,309	472,254
6.000%, 03/15/33	769,019	861,713
6.500%, 06/15/31	2,859	3,153
6.500%, 08/15/34	185,905	205,012
7.500%, 09/15/29	1,918	2,081
7.500%, 02/15/30	1,488	1,525
8.500%, 06/15/25	19,850	21,998
Ginnie Mae II 30 Yr. Pool 3.000%, 09/20/47	8,172,018	8,002,403
3.000%, 11/20/47	19,772,739	19,357,247
3.000%, TBA (a)	30,700,000	30,035,032
3.500%, TBA (a)	20,500,000	20,578,876
4.000%, 09/20/45	1,275,452	1,315,015
4.000%, 11/20/45	9,189,823	9,467,042
4.000%, TBA (a)	3,500,000	3,587,227
4.500%, 01/20/40	655,172	688,570
4.500%, 05/20/40	862,724	906,658
4.500%, 09/20/40	18,098	19,022
4.500%, 01/20/41	141,997	149,240

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae II 30 Yr. Pool 4.500%, 07/20/41	960,497	1,010,114
4.500%, TBA (a)	45,100,000	46,876,200
5.000%, 07/20/40	655,848	705,571
5.000%, 06/20/48	400,000	420,491
5.000%, TBA (a)	4,500,000	4,724,185
6.000%, 11/20/34	1,419	1,568
6.000%, 06/20/35	2,252	2,489
6.000%, 07/20/36	128,475	142,021
6.000%, 09/20/36	6,320	6,982
6.000%, 07/20/38	324,449	359,712
6.000%, 09/20/38	851,397	935,254
6.000%, 06/20/39	3,899	4,222
6.000%, 05/20/40	76,300	83,756
6.000%, 06/20/40	217,982	240,845
6.000%, 08/20/40	123,360	136,133
6.000%, 09/20/40	278,934	304,216
6.000%, 10/20/40	171,522	188,315
6.000%, 11/20/40	245,848	271,300
6.000%, 01/20/41	178,666	197,282
6.000%, 03/20/41	951,211	1,050,848
6.000%, 07/20/41	178,723	195,129
6.000%, 12/20/41	121,228	131,424
6.500%, 10/20/37	277,377	316,651
Government National Mortgage Association (CMO) 0.277%, 02/16/53 (b) (c)	13,221,468	276,526
0.359%, 02/16/48 (b) (c)	5,488,939	137,881
0.382%, 09/16/46 (b) (c)	27,873,538	365,520
0.437%, 05/16/54 (b) (c)	17,471,632	407,327
0.512%, 03/16/49 (b) (c)	8,446,358	132,522
0.524%, 10/16/54 (b) (c)	31,892,213	926,580
0.691%, 03/16/60 (b) (c)	7,384,089	470,262
0.743%, 05/16/54 (b) (c)	16,879,240	669,581
0.768%, 12/16/59 (b) (c)	73,775,894	5,219,519
0.847%, 09/16/55 (b) (c)	18,606,111	1,012,102
0.955%, 12/16/56 (b) (c)	43,998,263	3,280,312
1.069%, 09/16/44 (b) (c)	14,972,713	807,995
1.147%, 02/16/46 (b) (c)	22,542,547	1,140,373
2.297%, 1M LIBOR + 0.380%, 12/20/60 (b)	16,115,990	16,118,564
2.317%, 1M LIBOR + 0.400%, 12/20/60 (b)	4,946,577	4,949,374
2.397%, 1M LIBOR + 0.480%, 03/20/61 (b)	4,406,323	4,417,423
2.417%, 1M LIBOR + 0.500%, 12/20/60 (b)	39,534,835	39,669,209
4.015%, -1x 1M LIBOR + 6.100%, 08/16/42 (b) (c)	1,061,916	162,690
4.416%, -1x 1M LIBOR + 6.500%, 03/20/39 (b) (c)	187,842	7,943
4.566%, -1x 1M LIBOR + 6.650%, 01/20/40 (b) (c)	689,178	65,181

		751,814,645

Federal Agencies—37.4%
Federal Agricultural Mortgage Corp. 2.600%, 03/29/21	20,000,000	19,948,640
Federal Farm Credit Bank 1.250%, 01/17/19	25,000,000	24,872,525
1.750%, 10/26/20	15,000,000	14,697,705
1.900%, 11/27/20	20,000,000	19,645,340
1.950%, 01/10/20	10,000,000	9,915,060
2.240%, 01/06/25	12,305,000	11,635,153

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Federal Agencies—(Continued)
Federal Farm Credit Bank 2.240%, 07/06/27	10,000,000	$9,194,530
2.300%, 06/11/19	10,000,000	9,997,530
2.550%, 06/11/20	10,000,000	9,992,260
2.750%, 04/25/22	20,000,000	19,999,660
Federal Home Loan Bank 1.375%, 09/28/20	10,000,000	9,722,500
1.875%, 11/29/21	49,000,000	47,673,325
2.125%, 06/09/23	17,700,000	17,198,453
2.375%, 12/13/19	20,000,000	19,961,800
2.375%, 03/30/20 (e)	8,000,000	7,975,632
2.625%, 05/28/20	20,000,000	20,006,140
5.250%, 12/11/20	12,000,000	12,729,468
Federal Home Loan Mortgage Corp.
Zero Coupon, 11/29/19	10,200,000	9,818,585
0.875%, 10/12/18	20,000,000	19,936,120
1.125%, 04/15/19	30,000,000	29,723,430
1.500%, 01/17/20	10,000,000	9,842,910
2.750%, 06/19/23	20,000,000	19,924,500
5.000%, 12/14/18	12,741,000	12,894,147
Federal National Mortgage Association
Zero Coupon, 10/09/19	50,000,000	48,407,479
2.125%, 04/24/26	10,000,000	9,362,590
2.625%, 09/06/24	22,000,000	21,633,590
Financing Corp. Fico
Zero Coupon, 08/03/18	7,638,000	7,623,680
Zero Coupon, 12/27/18	16,254,000	16,067,377
Zero Coupon, 04/05/19	1,245,000	1,222,622
Zero Coupon, 06/06/19	26,414,000	25,822,475
Zero Coupon, 09/26/19	14,535,000	14,090,089
National Archives Facility Trust 8.500%, 09/01/19 (f)	1,291,635	1,339,744
New Valley Generation II 5.572%, 05/01/20 (f)	3,097,560	3,190,487
Overseas Private Investment Corp.
Zero Coupon, 07/30/19	20,000,000	21,487,655
Zero Coupon, 11/13/20	5,000,000	5,370,046
Zero Coupon, 07/01/22	6,750,000	6,649,998
Zero Coupon, 07/17/25	7,763,000	7,661,263
2.310%, 11/15/30 (f)	7,752,048	7,244,102
3.330%, 05/15/33 (f)	6,532,379	6,436,861
3.490%, 12/20/29 (f)	11,007,455	11,079,761
3.540%, 06/15/30 (f)	14,117,778	14,384,766
Residual Funding Corp. Principal Strip
Zero Coupon, 10/15/19	10,642,000	10,301,127
Zero Coupon, 07/15/20	10,000,000	9,484,862
Zero Coupon, 10/15/20	38,159,000	35,888,770
Zero Coupon, 01/15/21	20,000,000	18,642,592
Zero Coupon, 01/15/30	25,000,000	16,992,566
Zero Coupon, 04/15/30	8,000,000	5,392,468
Tennessee Valley Authority 1.750%, 10/15/18	20,000,000	19,978,040
2.250%, 03/15/20	20,000,000	19,883,240
3.875%, 02/15/21	35,000,000	36,037,085

		788,980,748

U.S. Treasury—19.0%
U.S. Treasury Inflation Indexed Bonds 0.625%, 02/15/43 (f)	3,704,674	3,505,858
1.375%, 02/15/44 (f)	17,305,729	19,317,811
U.S. Treasury Notes 1.375%, 05/31/21	49,990,000	48,242,303
1.500%, 05/31/20	12,000,000	11,768,438
1.625%, 03/31/19	27,000,000	26,869,219
1.625%, 04/30/19	20,000,000	19,885,156
1.875%, 01/31/22	59,990,000	58,359,022
2.000%, 06/30/24	102,000,000	97,549,453
2.000%, 02/15/25	122,000,000	116,028,672

		401,525,932

Total U.S. Treasury & Government Agencies (Cost $1,972,958,512)		1,942,321,325

Foreign Government—9.1%

Sovereign—9.1%
Colombia Government International Bonds 5.000%, 06/15/45	37,000,000	36,398,750
5.625%, 02/26/44	4,840,000	5,142,500
Indonesia Government International Bonds 3.750%, 04/25/22 (144A)	410,000	405,777
3.750%, 04/25/22	1,900,000	1,880,432
4.875%, 05/05/21	2,957,000	3,040,899
5.875%, 03/13/20	310,000	322,723
5.875%, 01/15/24 (144A)	1,060,000	1,135,042
Israel Government AID Bonds
Zero Coupon, 11/15/18	20,869,000	20,697,235
5.500%, 12/04/23	24,290,000	27,457,359
5.500%, 04/26/24	20,950,000	23,804,184
Panama Government International Bond 4.500%, 05/15/47 (f)	3,200,000	3,104,000
Peruvian Government International Bonds 5.625%, 11/18/50	350,000	406,437
6.550%, 03/14/37 (f)	4,210,000	5,251,975
Poland Government International Bond 4.000%, 01/22/24	7,870,000	7,988,680
Qatar Government International Bond 5.103%, 04/23/48 (144A)	7,300,000	7,277,808
Ukraine Government AID Bonds 1.471%, 09/29/21	20,000,000	19,199,660
1.844%, 05/16/19	25,000,000	24,862,100
Uruguay Government International Bond 5.100%, 06/18/50 (f)	3,200,000	3,145,600

Total Foreign Government (Cost $195,021,392)		191,521,161

Corporate Bonds & Notes—7.7%

Chemicals—0.1%
Equate Petrochemical B.V. 4.250%, 11/03/26 (144A)	1,540,000	1,492,282

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—3.8%
COP I LLC 3.650%, 12/05/21	4,893,169	$4,958,021
Postal Square L.P. 6.500%, 06/15/22	4,959,540	5,205,005
Private Export Funding Corp. 1.875%, 07/15/18	10,000,000	9,999,890
2.250%, 03/15/20	11,950,000	11,866,959
2.300%, 09/15/20	28,000,000	27,661,284
2.650%, 02/16/21 (144A)	20,000,000	19,897,440

		79,588,599

Electric—0.4%
Enel Chile S.A. 4.875%, 06/12/28	4,000,000	4,024,400
Perusahaan Listrik Negara PT 5.450%, 05/21/28 (144A)	4,000,000	4,063,138

		8,087,538

Oil & Gas—0.3%
Ecopetrol S.A. 5.375%, 06/26/26	4,260,000	4,370,760
Petroleos Mexicanos 6.375%, 01/23/45	3,610,000	3,324,810

		7,695,570

Sovereign—3.1%
National Credit Union Administration Guaranteed Notes Trust 3.000%, 06/12/19	19,650,000	19,727,617
3.450%, 06/12/21	45,000,000	46,201,950

		65,929,567

Total Corporate Bonds & Notes (Cost $156,811,755)		162,793,556

Mortgage-Backed Securities—3.5%

Collateralized Mortgage Obligations—3.5%
Banc of America Funding Corp. 2.110%, 1M LIBOR + 0.150%, 02/27/37 (144A) (b)	7,860,916	7,611,625
Banc of America Funding Trust 2.325%, COFI + 1.430%,, 06/20/35 (b)	210,422	148,934
Banc of America Mortgage Trust 3.932%, 07/25/35 (b)	51,008	47,662
BCAP LLC Trust 2.099%, 1M LIBOR + 0.150%, 11/27/36 (144A) (b)	11,712,401	10,995,779
Citigroup Mortgage Loan Trust 3.630%, 1Y CMT + 2.400%, 10/25/35 (b)	98,285	99,532
Countrywide Alternative Loan Trust 2.284%, 1M LIBOR + 0.200%, 07/20/46 (b)	2,063,819	1,509,063
2.671%, 1M LIBOR + 0.580%, 05/25/34 (b)	809,694	808,994
Countrywide Home Loan Reperforming Loan REMIC Trust 2.511%, 1M LIBOR + 0.420%, 07/25/36 (144A) (b)	517,890	478,846
Flagstar Mortgage Trust 3.500%, 04/25/48 (144A) (b)	8,484,140	8,357,141

Collateralized Mortgage Obligations—(Continued)
GMAC Mortgage Corp. Loan Trust 3.799%, 11/19/35 (b)	282,272	272,602
HarborView Mortgage Loan Trust 2.285%, 1M LIBOR + 0.200%, 09/19/46 (b)	256,177	228,983
JPMorgan Mortgage Trust 3.500%, 10/25/48 (144A) (b)	17,950,127	17,618,464
3.698%, 06/25/34 (b)	111,695	112,275
MASTR Adjustable Rate Mortgages Trust 2.291%, 1M LIBOR + 0.200%, 05/25/47 (b)	4,350,897	3,574,486
2.934%, 02/25/34 (b)	157,260	150,658
MASTR Reperforming Loan Trust 2.441%, 1M LIBOR + 0.350%, 05/25/35 (144A) (b)	262,459	214,601
3.817%, 05/25/35 (144A) (b)	3,428,043	2,804,992
7.000%, 08/25/34 (144A)	324,476	318,181
Morgan Stanley Mortgage Loan Trust 2.161%, 1M LIBOR + 0.070%, 06/25/36 (b)	562,856	233,285
3.485%, 07/25/35 (b)	167,780	149,633
New Residential Mortgage Loan Trust 3.250%, 09/25/56 (144A) (b)	3,709,408	3,662,648
4.000%, 02/25/57 (144A) (b)	3,204,337	3,230,895
4.000%, 05/25/57 (144A) (b)	5,685,824	5,753,200
NovaStar Mortgage Funding Trust 2.281%, 1M LIBOR + 0.190%, 09/25/46 (b)	1,571,228	1,395,099
Provident Funding Mortgage Loan Trust 3.685%, 05/25/35 (b)	227,028	227,333
4.130%, 10/25/35 (b)	48,626	48,086
SACO I Trust 8.992%, 06/25/21 (144A) (b)	589,797	584,571
Structured Asset Mortgage Investments Trust 2.271%, 1M LIBOR + 0.180%, 07/25/46 (b)	180,199	165,123
Structured Asset Securities Corp. 2.441%, 1M LIBOR + 0.350%, 04/25/35 (144A) (b)	2,122,844	1,992,828
3.823%, 06/25/35 (144A) (b)	120,594	112,762
WaMu Mortgage Pass-Through Certificates Trust 2.351%, 1M LIBOR + 0.260%, 11/25/45 (b)	21,280	21,047
2.381%, 1M LIBOR + 0.290%, 12/25/45 (b)	103,965	102,663
2.411%, 1M LIBOR + 0.320%, 08/25/45 (b)	125,588	125,621

Total Mortgage-Backed Securities (Cost $73,895,942)		73,157,612

Asset-Backed Securities—1.9%

Asset-Backed - Automobile—0.3%
Hertz Vehicle Financing II LP 3.290%, 02/25/24 (144A)	5,640,000	5,515,622

Asset-Backed - Home Equity—0.3%
EMC Mortgage Loan Trust 2.541%, 1M LIBOR + 0.450%, 12/25/42 (144A) (b)	5,988	5,982
Home Equity Mortgage Loan Asset-Backed Trust 2.351%, 1M LIBOR + 0.260%, 06/25/36 (b)	3,742,244	522,313
Morgan Stanley Mortgage Loan Trust 2.181%, 1M LIBOR + 0.090%, 12/25/36 (b)	199,133	119,385
2.391%, 1M LIBOR + 0.300%, 03/25/36 (b)	1,623,172	672,224

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Home Equity—(Continued)
New Residential Mortgage Trust 4.000%, 12/25/57 (144A) (b)	4,909,427	$4,940,630
Structured Asset Securities Corp. Mortgage Loan Trust 2.311%, 1M LIBOR + 0.220%, 02/25/36 (144A) (b)	4,684,247	256,440

		6,516,974

Asset-Backed - Other—0.7%
Ascentium Equipment Receivables Trust 2.290%, 06/10/21 (144A)	4,000,000	3,955,123
Countrywide Revolving Home Equity Loan Trust 2.213%, 1M LIBOR + 0.140%, 07/15/36 (b)	570,959	541,058
Towd Point Mortgage Trust 2.250%, 04/25/56 (144A) (b)	7,179,579	7,012,493
2.750%, 06/25/57 (144A) (b)	4,594,020	4,483,450

		15,992,124

Asset-Backed - Student Loan—0.6%
National Credit Union Administration Guaranteed Notes Trust 2.380%, 1M LIBOR + 0.350%, 12/07/20 (b)	3,306,228	3,310,348
Nelnet Student Loan Trust 3.980%, 3M LIBOR + 1.650%, 11/25/24 (b)	4,410,295	4,475,936
SLC Student Loan Trust 2.493%, 3M LIBOR + 0.150%, 02/15/45 (b)	2,200,000	2,143,299
SLM Student Loan Trust 2.400%, 3M LIBOR + 0.040%, 01/25/19 (b)	2,725,795	2,721,766

		12,651,349

Total Asset-Backed Securities (Cost $46,845,534)		40,676,069

Short-Term Investments—2.0%

Discount Notes—1.9%
Federal Home Loan Bank 1.830%, 09/26/18 (g)	20,000,000	19,907,320
Freddie Mac 1.880%, 08/20/18 (g)	20,000,000	19,947,740

		39,855,060

Repurchase Agreement—0.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/29/18 at 0.800%, due on 07/02/18 with a maturity value of $1,404,090; collateralized by U.S. Treasury Note at 1.625%, maturing 11/15/22, with a market value of $1,435,968.	1,403,996	1,403,996

Total Short-Term Investments (Cost $41,263,324)		41,259,056

Securities Lending Reinvestments (h)—0.0%
Security Description	Principal Amount*	Value

Repurchase Agreements—0.0%
Barclays Capital, Inc. Repurchase Agreement dated 06/29/18 at 2.100%, due on 07/02/18 with a maturity value of $139,309; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 05/15/24 - 05/15/26, and an aggregate market value of $142,071.	139,285	139,285
Citigroup Global Markets, Inc. Repurchase Agreement dated 06/29/18 at 1.950%, due on 07/02/18 with a maturity value of $105,746; collateralized by U.S. Treasury Obligations with rates ranging from 1.375% - 5.500%, maturity dates ranging from 12/15/19 - 11/15/47, and an aggregate market value of $107,844.	105,729	105,729
Deutsche Bank AG, London Repurchase Agreement dated 01/09/18 at 2.300%, due on 07/02/18 with a maturity value of $36,200; collateralized by various Common Stock with an aggregate market value of $39,963.	35,802	35,802
ING Bank NV Repurchase Agreement dated 05/21/18 at 2.190%, due on 07/02/18 with a maturity value of $44,898; collateralized by various Common Stock with an aggregate market value of $49,809.	44,784	44,784
Natixis New York Repurchase Agreement dated 06/29/18 at 2.100%, due on 07/02/18 with a maturity value of $220,039; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 08/23/18 - 05/15/48, and an aggregate market value of $224,439.	220,000	220,000
NBC Global Finance, Ltd. Repurchase Agreement dated 11/30/17 at 2.080%, due on 07/02/18 with a maturity value of $101,236; collateralized by various Common Stock with an aggregate market value of $111,289.	100,000	100,000
Repurchase Agreement dated 03/16/18 at 2.080%, due on 07/02/18 with a maturity value of $100,624; collateralized by various Common Stock with an aggregate market value of $111,289.	100,000	100,000
Societe Generale Repurchase Agreement dated 03/08/18 at 2.050%, due on 07/02/18 with a maturity value of $100,661; collateralized by various Common Stock with an aggregate market value of $111,285.	100,000	100,000
Repurchase Agreement dated 03/21/18 at 2.050%, due on 07/02/18 with a maturity value of $45,404; collateralized by various Common Stock with an aggregate market value of $50,233.	45,139	45,139
Repurchase Agreement dated 03/16/18 at 2.050%, due on 07/02/18 with a maturity value of $79,748; collateralized by various Common Stock with an aggregate market value of $88,206.	79,261	79,261

		970,000

Time Deposits—0.0%
Australia New Zealand Bank 1.900%, 07/02/18	20,000	20,000

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Securities Lending Reinvestments (h)—(Continued)

Security Description	Principal Amount*	Value

Time Deposits—(Continued)
DNB Bank ASA 1.870%, 07/02/18	10,000	$10,000
DZ Bank AG 1.890%, 07/02/18	10,000	10,000
Santander UK Group Holdings plc 1.900%, 07/02/18	10,000	10,000

		50,000

Total Securities Lending Reinvestments (Cost $1,019,998)		1,020,000

Total Investments—116.3% (Cost $2,487,816,457)		2,452,748,779
Other assets and liabilities (net)—(16.3)%		(344,052,819)

Net Assets—100.0%		$2,108,695,960

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(b)	Variable or floating rate security. The stated rate represents the rate at June 30, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(c)	Interest only security.
(d)	Principal only security.
(e)	All or a portion of the security was held on loan. As of June 30, 2018, the market value of securities loaned was $996,954 and the collateral received consisted of cash in the amount of $1,020,000. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(f)	Principal amount of security is adjusted for inflation.
(g)	The rate shown represents current yield to maturity.
(h)	Represents investment of cash collateral received from securities on loan as of June 30, 2018.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2018, the market value of 144A securities was $129,675,674, which is 6.1% of net assets.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
90 Day Eurodollar Futures	12/14/20	1,371	USD	332,536,050	$(1,462,390)
U.S. Treasury Note 10 Year Futures	09/19/18	359	USD	43,147,313	378,175

Futures Contracts—Short
90 Day Eurodollar Futures	12/19/22	(852)	USD	(206,620,650)	749,166
U.S. Treasury Long Bond Futures	09/19/18	(1,109)	USD	(160,805,000)	(1,347,401)
U.S. Treasury Note 5 Year Futures	09/28/18	(69)	USD	(7,839,586)	(7,131)

Net Unrealized Depreciation					$(1,689,581)

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(CMT)—	Constant Maturity Treasury Index
(COFI)—	Cost of Funds Index
(LIBOR)—	London Interbank Offered Rate

Other Abbreviations

(ACES)—	Alternative Credit Enhancement Securities
(CMO)—	Collateralized Mortgage Obligation
(REMIC)—	Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2018:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,942,321,325	$—	$1,942,321,325
Total Foreign Government*	—	191,521,161	—	191,521,161
Total Corporate Bonds & Notes*	—	162,793,556	—	162,793,556
Total Mortgage-Backed Securities*	—	73,157,612	—	73,157,612
Total Asset-Backed Securities*	—	40,676,069	—	40,676,069
Total Short-Term Investments*	—	41,259,056	—	41,259,056
Total Securities Lending Reinvestments*	—	1,020,000	—	1,020,000
Total Investments	$—	$2,452,748,779	$—	$2,452,748,779

Collateral for Securities Loaned (Liability)	$—	$(1,020,000)	$—	$(1,020,000)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$1,127,341	$—	$—	$1,127,341
Futures Contracts (Unrealized Depreciation)	(2,816,922)	—	—	(2,816,922)
Total Futures Contracts	$(1,689,581)	$—	$—	$(1,689,581)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

Assets
Investments at value (a) (b)	$2,452,748,779
Cash collateral for futures contracts	2,406,161
Receivable for:
Investments sold	5,025,860
TBA securities sold	12,002,516
Fund shares sold	174,688
Principal paydowns	29,012
Interest	8,538,611
Other assets	5,285

Total Assets	2,480,930,912
Liabilities
Collateral for securities loaned	1,020,000
Payables for:
Investments purchased	13,193,825
TBA securities purchased	355,652,043
Fund shares redeemed	1,059,829
Variation margin on futures contracts	73,820
Accrued Expenses:
Management fees	799,256
Distribution and service fees	84,046
Deferred trustees’ fees	113,471
Other expenses	238,662

Total Liabilities	372,234,952

Net Assets	$2,108,695,960

Net Assets Consist of:
Paid in surplus	$2,244,664,665
Undistributed net investment income	21,667,155
Accumulated net realized loss	(120,883,886)
Unrealized depreciation on investments and futures contracts	(36,751,974)

Net Assets	$2,108,695,960

Net Assets
Class A	$1,690,950,185
Class B	395,795,081
Class E	21,950,694
Capital Shares Outstanding*
Class A	149,681,108
Class B	35,170,041
Class E	1,948,272
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.30
Class B	11.25
Class E	11.27

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,487,816,457.
(b)	Includes securities loaned at value of $996,954.

Statement of Operations

Six Months Ended June 30, 2018 (Unaudited)

Investment Income
Interest	$27,668,189
Securities lending income	4,763

Total investment income	27,672,952
Expenses
Management fees	5,033,276
Administration fees	33,602
Custodian and accounting fees	69,490
Distribution and service fees—Class B	502,370
Distribution and service fees—Class E	17,037
Audit and tax services	34,865
Legal	21,432
Trustees’ fees and expenses	20,718
Shareholder reporting	62,040
Insurance	6,906
Miscellaneous	9,880

Total expenses	5,811,616
Less management fee waiver	(138,298)

Net expenses	5,673,318

Net Investment Income	21,999,634

Net Realized and Unrealized Loss
Net realized gain (loss) on:
Investments	(14,534,130)
Futures contracts	5,288,629

Net realized loss	(9,245,501)

Net change in unrealized depreciation on:
Investments	(27,399,733)
Futures contracts	(1,813,285)

Net change in unrealized depreciation	(29,213,018)

Net realized and unrealized loss	(38,458,519)

Net Decrease in Net Assets From Operations	$(16,458,885)

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$21,999,634	$36,619,286
Net realized loss	(9,245,501)	(1,320,608)
Net change in unrealized appreciation (depreciation)	(29,213,018)	4,773,349

Increase (decrease) in net assets from operations	(16,458,885)	40,072,027

From Distributions to Shareholders
Net investment income
Class A	(39,246,145)	(46,214,806)
Class B	(8,163,581)	(10,310,280)
Class E	(475,567)	(608,683)

Total distributions	(47,885,293)	(57,133,769)

Increase (decrease) in net assets from capital share transactions	(9,784,382)	7,266,461

Total decrease in net assets	(74,128,560)	(9,795,281)

Net Assets
Beginning of period	2,182,824,520	2,192,619,801

End of period	$2,108,695,960	$2,182,824,520

Undistributed net investment income
End of period	$21,667,155	$47,552,814

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	2,712,779	$31,396,816	4,720,322	$55,294,938
Reinvestments	3,491,650	39,246,145	3,980,604	46,214,806
Redemptions	(6,135,268)	(70,530,859)	(6,859,130)	(80,502,507)

Net increase	69,161	$112,102	1,841,796	$21,007,237

Class B
Sales	1,327,579	$15,202,037	2,724,063	$31,769,477
Reinvestments	728,891	8,163,581	891,893	10,310,280
Redemptions	(2,878,026)	(32,932,485)	(4,609,499)	(53,754,525)

Net decrease	(821,556)	$(9,566,867)	(993,543)	$(11,674,768)

Class E
Sales	130,297	$1,500,366	108,846	$1,270,561
Reinvestments	42,424	475,567	52,609	608,683
Redemptions	(201,229)	(2,305,550)	(337,676)	(3,945,252)

Net decrease	(28,508)	$(329,617)	(176,221)	$(2,066,008)

Increase (decrease) derived from capital shares transactions		$(9,784,382)		$7,266,461

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.65		$11.74	$11.90	$12.11	$12.01	$12.36

Income (Loss) from Investment Operations
Net investment income (a)	0.12		0.20	0.21	0.17	0.16	0.13
Net realized and unrealized gain (loss) on investments	(0.20)		0.03	(0.05)	(0.10)	0.17	(0.22)

Total from investment operations	(0.08)		0.23	0.16	0.07	0.33	(0.09)

Less Distributions
Distributions from net investment income	(0.27)		(0.32)	(0.32)	(0.28)	(0.23)	(0.26)

Total distributions	(0.27)		(0.32)	(0.32)	(0.28)	(0.23)	(0.26)

Net Asset Value, End of Period	$11.30		$11.65	$11.74	$11.90	$12.11	$12.01

Total Return (%) (b)	(0.70	)(c)	1.93	1.28	0.57	2.81	(0.74)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.50	(d)	0.50	0.50	0.49	0.49	0.49
Net ratio of expenses to average net assets (%) (e)	0.48	(d)	0.48	0.48	0.48	0.48	0.48
Ratio of net investment income to average net assets (%)	2.12	(d)	1.72	1.77	1.44	1.35	1.05
Portfolio turnover rate (%)	130	(c)(f)	208 (f)	199 (f)	215 (f)	194 (f)	317 (f)
Net assets, end of period (in millions)	$1,691.0		$1,742.8	$1,735.3	$1,830.7	$2,263.8	$2,094.9

	Class B
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.59		$11.68	$11.84	$12.04	$11.95	$12.29

Income (Loss) from Investment Operations
Net investment income (a)	0.11		0.17	0.18	0.14	0.13	0.10
Net realized and unrealized gain (loss) on investments	(0.21)		0.03	(0.05)	(0.09)	0.16	(0.21)

Total from investment operations	(0.10)		0.20	0.13	0.05	0.29	(0.11)

Less Distributions
Distributions from net investment income	(0.24)		(0.29)	(0.29)	(0.25)	(0.20)	(0.23)

Total distributions	(0.24)		(0.29)	(0.29)	(0.25)	(0.20)	(0.23)

Net Asset Value, End of Period	$11.25		$11.59	$11.68	$11.84	$12.04	$11.95

Total Return (%) (b)	(0.89	)(c)	1.68	1.02	0.31	2.55	(0.91)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.75	(d)	0.75	0.75	0.74	0.74	0.74
Net ratio of expenses to average net assets (%) (e)	0.73	(d)	0.73	0.73	0.73	0.73	0.73
Ratio of net investment income to average net assets (%)	1.87	(d)	1.47	1.52	1.20	1.10	0.80
Portfolio turnover rate (%)	130	(c)(f)	208 (f)	199 (f)	215 (f)	194 (f)	317 (f)
Net assets, end of period (in millions)	$395.8		$417.1	$432.1	$463.5	$493.2	$524.9

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.61		$11.70	$11.85	$12.06	$11.97	$12.31

Income (Loss) from Investment Operations
Net investment income (a)	0.11		0.18	0.19	0.16	0.14	0.11
Net realized and unrealized gain (loss) on investments	(0.20)		0.03	(0.04)	(0.11)	0.16	(0.21)

Total from investment operations	(0.09)		0.21	0.15	0.05	0.30	(0.10)

Less Distributions
Distributions from net investment income	(0.25)		(0.30)	(0.30)	(0.26)	(0.21)	(0.24)

Total distributions	(0.25)		(0.30)	(0.30)	(0.26)	(0.21)	(0.24)

Net Asset Value, End of Period	$11.27		$11.61	$11.70	$11.85	$12.06	$11.97

Total Return (%) (b)	(0.78	)(c)	1.77	1.20	0.40	2.56	(0.75)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.65	(d)	0.65	0.65	0.64	0.64	0.64
Net ratio of expenses to average net assets (%) (e)	0.63	(d)	0.63	0.63	0.63	0.63	0.63
Ratio of net investment income to average net assets (%)	1.97	(d)	1.57	1.62	1.30	1.20	0.90
Portfolio turnover rate (%)	130	(c)(f)	208 (f)	199 (f)	215 (f)	194 (f)	317 (f)
Net assets, end of period (in millions)	$22.0		$22.9	$25.2	$28.1	$33.0	$37.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(f)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 43%, 57%, 86%, 87%, 68% and 137% for the six months ended June 30, 2018 and the years ended December 31, 2017, 2016, 2015, 2014 and 2013, respectively.

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2018 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Western Asset Management U.S. Government Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to the authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

BHFTII-16

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to amortization of debt securities and paydown reclasses. These adjustments have no impact on net assets or the results of operations.

BHFTII-17

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the

BHFTII-18

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2018, the Portfolio had direct investments in repurchase agreements with a gross value of $1,403,996. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $970,000. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of June 30, 2018
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
U.S. Treasury & Government Agencies	$(1,020,000)	$—	$—	$—	$(1,020,000)
Total Borrowings	$(1,020,000)	$—	$—	$—	$(1,020,000)
Gross amount of recognized liabilities for securities lending transactions					$(1,020,000)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The

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Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2018 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts (a) (b)	$1,127,341	Unrealized depreciation on futures contracts (a) (b)	$2,816,922

(a)	Financial instrument not subject to a master netting agreement.
(b)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2018:

Statement of Operations Location-Net Realized Gain (Loss)	Interest Rate
Futures contracts	$5,288,629

Statement of Operations Location-Net Change in Unrealized Appreciation (Depreciation)	Interest Rate
Futures contracts	$(1,813,285)

For the six months ended June 30, 2018, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$466,533,333
Futures contracts short	(393,850,000)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting

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Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the six months ended June 30, 2018 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$2,495,710,270	$608,138,459	$2,533,284,079	$588,547,132

Purchases and sales of mortgage dollar rolls and TBA transactions for the six months ended June 30, 2018 were as follows:

Purchases	Sales
$2,212,165,025	$2,134,375,168

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2018	% per annum	Average Daily Net Assets
$5,033,276	0.550%	Of the first $500 million
	0.450%	On amounts in excess of $500 million

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Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Western Asset Management Company (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.050%	On amounts over $200 million and under $500 million
0.010%	On amounts over $1 billion and under $2 billion
0.020%	On amounts in excess of $2 billion

An identical agreement was in place for the period May 1, 2017 to April 30, 2018. Amounts waived for the six months ended June 30, 2018 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, B and E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2018 was as follows:

Cost basis of investments	$2,496,869,027

Gross unrealized appreciation	21,478,410
Gross unrealized depreciation	(58,390,554)

Net unrealized appreciation (depreciation)	$(36,912,144)

BHFTII-22

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$57,133,769	$57,870,631	$—	$—	$57,133,769	$57,870,631

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$47,670,258	$—	$(19,691,658)	$(99,544,369)	$(71,565,769)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Portfolio had post-enactment short-term accumulated capital losses in the amount of $701,286 and post-enactment long-term accumulated capital losses in the amount of $98,843,083, and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In March 2017, FASB issued Accounting Standards Update No. 2017-08 “Premium Amortization of Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities. Under the standards update, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this standards update to the Portfolio.

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Item 2. Code of Ethics.

Item applicable only to annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

Item applicable only to annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Item applicable only to annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)        Schedule of Investments is included as a part of the report to shareholders included under Item 1 of this Form N-CSR.

(b)        Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant does not have procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)        The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-

3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)        There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a)        Not applicable.

(b)        Not applicable.

Item 13. Exhibits

(a)(1)    Not applicable.

(a)(2)    The certifications required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3)    Not applicable.

(a)(4)    Not applicable.

(b)        The certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BRIGHTHOUSE FUNDS TRUST II

By:	/s/ Kristi Slavin
Kristi Slavin
President and Chief Executive Officer

Date:	September 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kristi Slavin
Kristi Slavin
President and Chief Executive Officer

Date:	September 6, 2018

By:	/s/ Alan R. Otis
Alan R. Otis
Chief Financial Officer and Treasurer

Date:	September 6, 2018